UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Screaming Eagle Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT FOR

EXTRAORDINARY GENERAL MEETINGS OF

SHAREHOLDERS AND PUBLIC WARRANTHOLDERS

OF SCREAMING EAGLE ACQUISITION CORP.

PROSPECTUS FOR 19,185,223 COMMON SHARES OF SEAC II CORP.

(AFTER ITS CONTINUATION AND DOMESTICATION AS A BRITISH COLUMBIA COMPANY AND THE ARRANGEMENT, THE CONTINUING ENTITY FOLLOWING SUCH CONTINUATION, DOMESTICATION AND ARRANGEMENT WILL BE RENAMED LIONSGATE STUDIOS CORP.)

Dear Shareholders and Public Warrantholders of Screaming Eagle Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting (the “SEAC Shareholders’ Meeting”) of shareholders of Screaming Eagle Acquisition Corp. (“SEAC” and such shareholders, the “SEAC Shareholders”), which will be held at 10:30 a.m., Eastern Time, on May 7, 2024, and/or the extraordinary general meeting (the “SEAC Public Warrantholders’ Meeting”, together with the SEAC Shareholders’ Meeting, the “SEAC Meetings”) of public warrantholders of SEAC (the “SEAC Public Warrantholders”), which will be held at 11:00 a.m., Eastern Time, on May 7, 2024, in each case, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or such other date, time and place to which such meetings may be adjourned, respectively. SEAC is also planning to hold each of the SEAC Meetings virtually pursuant to the procedures described in the accompanying proxy statement/prospectus, but the physical location of the SEAC Meetings will remain at the location specified above for purposes of Cayman Islands law and SEAC’s Amended and Restated Memorandum and Articles of Association (as amended on April 9, 2024, the “SEAC Articles”).

On December 22, 2023, SEAC, SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC (“New SEAC” or “Pubco” following the consummation of the Business Combination), Lions Gate Entertainment Corp., a British Columbia company (“Lions Gate Parent” or “Lionsgate”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent (“Studio HoldCo”), LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent (“StudioCo”), SEAC MergerCo, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC (“MergerCo”), and 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC (“New BC Sub”), entered into a Business Combination Agreement (as amended on April 11, 2024 and as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement, and the plan of arrangement attached hereto as Annex B (the “Plan of Arrangement”) (i) SEAC will merge with and into MergerCo (the “SEAC Merger”) with MergerCo surviving the SEAC Merger as a direct, wholly-owned subsidiary of New SEAC (the resulting entity referred to herein as MergerCo or, where specified, the “SEAC Merger Surviving Company”), (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend (the “Cash Distribution”), (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) (the “Companies Act”) and the Business Corporations Act (British Columbia) (the “BC Act”) and convert to a British Columbia unlimited liability company in accordance with the BC Act (the “MergerCo Domestication and Conversion”), (iv) New SEAC will transfer by way of continuation from the Cayman Islands (the “New SEAC Domestication”, and together with the MergerCo Domestication and Conversion, the “Domestications”) to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) pursuant to an arrangement under Division 5 of Part 9 of the BC Act (the “Arrangement”), on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one corporate entity (“MergerCo Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New

SEAC and MergerCo Amalco will amalgamate (the “SEAC Amalgamation”) to form one corporate entity (“SEAC Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, and (C) StudioCo and SEAC Amalco will amalgamate (the “StudioCo Amalgamation” and together with the MergerCo Amalgamation and the SEAC Amalgamation, the “Amalgamations”) to form one corporate entity (“Pubco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement. The SEAC Merger, the Cash Distribution, the Domestications and the Arrangement (which includes the Amalgamations), together with the other transactions contemplated by the Business Combination Agreement, the Plan of Arrangement and all other agreements, certificates and instruments entered into in connection therewith, are referred to herein as the “Business Combination.”

Pursuant to the terms of the Business Combination Agreement, one business day prior to the date of the closing of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”):

(a)

each of the Class A ordinary shares, par value $0.0001 per share, of SEAC (the “SEAC Class A Ordinary Shares”) and warrants of SEAC, each of which entitle the holder thereof to purchase one SEAC Class A Ordinary Share at an exercise price of $11.50 per share (the “SEAC Public Warrants”), comprising the units of SEAC issued in SEAC’s initial public offering that was consummated on January 10, 2022 (the “SEAC IPO”) will automatically detach, and each holder of such units will then hold one SEAC Class A Ordinary Share and one-third of one SEAC Public Warrant (the “Unit Separation”);

(b)

immediately following the Unit Separation, (i) subject to the approval by the holders of SEAC Public Warrants at the SEAC Public Warrantholders’ Meeting, each then issued and outstanding SEAC Public Warrant will be automatically exchanged for $0.50 in cash pursuant to an amendment to SEAC’s warrant agreement, entered into in connection with the SEAC IPO, by and between SEAC and Continental Stock Transfer & Trust Company, as warrant agent (the “SEAC Warrant Agreement Amendment”), to be entered into as of the Closing Date (the “SEAC Public Warrant Exchange”) and (ii) all of the issued and outstanding private placement warrants, which Eagle Equity Partners V, LLC (the “SEAC Sponsor”) purchased in a private placement concurrently with the SEAC IPO (the “Private Placement Warrants”), will be forfeited and cancelled for no consideration (the “Private Placement Warrants Forfeiture”);

(c)

immediately prior to the Class B Conversion (as defined below), each then issued and outstanding Class B ordinary share of SEAC, par value $0.0001 per share (the “SEAC Class B Ordinary Shares” and, together with the SEAC Class A Ordinary Shares, the “SEAC Ordinary Shares”) and each then issued and outstanding SEAC Class A Ordinary Share that was formerly a SEAC Class B Ordinary Share, if any (the “Former SEAC Founder Shares”), held by the SEAC Sponsor or any of its affiliates or permitted transferees, in excess of 1,800,000 SEAC Class B Ordinary Shares (such 1,800,000 number calculated by including Former SEAC Founder Shares (if any)), and excluding 210,000 SEAC Class B Ordinary Shares currently held by the SEAC Sponsor that it expects to transfer to SEAC’s independent directors and certain SEAC officers and advisors prior to the Closing, will be repurchased by SEAC (the “Sponsor Securities Repurchase”) for an aggregate purchase price consisting of (x) $1.00 and (y) 2,200,000 options of SEAC, each of which will entitle SEAC Sponsor to purchase one SEAC Class A Ordinary Share at $0.0001 per share (the “SEAC Sponsor Options”);

(d)

immediately following the Sponsor Securities Repurchase, each of the 2,010,000 remaining SEAC Class B Ordinary Shares (such 2,010,000 number calculated by including Former SEAC Founder Shares (if any)), will automatically convert into one SEAC Class A Ordinary Share. Any remaining SEAC Class B Ordinary Shares and Former SEAC Founder Shares that collectively exceed 2,010,000 and that remain, if any, will be deemed cancelled and surrendered for no consideration pursuant to a surrender letter (the “Class B Conversion”);

(e)

immediately following the Class B Conversion, the SEAC Merger will take place and in connection with the SEAC Merger, (1) each of the then issued and outstanding SEAC Class A Ordinary Shares will be exchanged for one Class A ordinary share in the authorized share capital of New SEAC (the “New SEAC Class A Ordinary Shares”) and (2) each issued and outstanding SEAC Sponsor Option will convert automatically, on a one-for-one basis, into an option to purchase New SEAC Class A Ordinary Shares (the “New SEAC (Cayman) Sponsor Options”).

(f)

immediately following the SEAC Merger and the Cash Distribution, and concurrently with the continuation of SEAC Merger Surviving Company under the BC Act and as part of the MergerCo Domestication and Conversion, each then-issued and outstanding Class A ordinary share of SEAC Merger Surviving Company will be reclassified as a Class A common share in the authorized share structure of SEAC Merger Surviving Company (the “MergerCo Class A Common Shares”).

(g)

immediately following the MergerCo Domestication and Conversion, and concurrently with and as part of the New SEAC Domestication, each New SEAC Class A Ordinary Share will be reclassified as a Class A common share in the authorized share structure of New SEAC (each a “New SEAC Class A Common Share”) and each New SEAC (Cayman) Sponsor Option issued and outstanding immediately prior to the New SEAC Domestication will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase New SEAC Class A Common Shares (the “New SEAC (BC) Sponsor Options”).

Pursuant to the terms of the Business Combination Agreement and the Plan of Arrangement, on the Closing Date:

(a)

prior to the SEAC Amalgamation, the MergerCo Amalgamation will take place and (i) the shares of New BC Sub will be cancelled on the MergerCo Amalgamation without any repayment of capital in respect of those shares and (ii) each of the MergerCo Class A Common Shares issued and outstanding immediately prior to the MergerCo Amalgamation will remain outstanding as Class A common shares of MergerCo Amalco (the “MergerCo Amalco Common Shares”);

(b)

following the MergerCo Amalgamation, the SEAC Amalgamation will take place and in connection therewith, (i) the MergerCo Amalco Common Shares will be cancelled on the SEAC Amalgamation without any repayment of capital in respect of those shares, (ii) each of the New SEAC Class A Common Shares issued and outstanding immediately following the New SEAC Domestication and prior to the SEAC Amalgamation will remain outstanding as Class A common shares of SEAC Amalco (the “SEAC Amalco Common Shares”), and (iii) each New SEAC (BC) Sponsor Option issued and outstanding immediately prior to the SEAC Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase SEAC Amalco Common Shares (the “SEAC Amalco Sponsor Options”);

(c)

following the SEAC Amalgamation, the StudioCo Amalgamation, will take place and (i) each then issued and outstanding SEAC Amalco Common Share will be cancelled in exchange for one common share of Pubco (the “Pubco Common Shares”), (ii) each then issued and outstanding common share, without par value, of StudioCo (the “StudioCo Common Shares”) shall be cancelled in exchange for a number of Pubco Common Shares equal to the StudioCo Issuance Amount (as defined in the Business Combination Agreement), and (iii) each SEAC Amalco Sponsor Option issued and outstanding immediately prior to the StudioCo Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase Pubco Common Shares (the “Pubco Sponsor Option”).

Concurrently with the execution of the Business Combination Agreement and on April 11, 2024, SEAC, New SEAC and Lions Gate Parent entered into subscription agreements with the PIPE Investors pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 23,091,217 PIPE Shares, at a purchase price of $9.63 per share and $10.165 per share, respectively, for an aggregate cash amount of $225,000,000. Additionally, the Subscription Agreements provide certain PIPE Investors with certain reduction rights, pursuant to which the PIPE Investors may offset their total commitments under their respective Subscription Agreements to the extent such PIPE Investors purchase SEAC Class A Ordinary Shares in the open market or otherwise own such shares as of the date of the Subscription Agreement. Please see the section entitled “The Business Combination Agreement and Related Agreements — Related Agreements — Subscription Agreements.”

SEAC Shareholders’ Meeting

At the SEAC Shareholders’ Meeting, SEAC Shareholders will be asked to consider and vote upon a proposal (the “Business Combination Proposal” or “Shareholder Proposal No. 1”) to approve, by Special Resolution (as defined in the accompanying proxy statement/prospectus), the Business Combination Agreement and the Business Combination, including the Arrangement and the Plan of Arrangement, and approve the transactions contemplated thereby. Copies of the Business Combination Agreement and the Plan of Arrangement are attached to the accompanying proxy statement/prospectus as Annexes A-1 and A-2 and Annex B, respectively.

In connection with the submission of the Business Combination to a shareholder vote, holders of Class B ordinary shares of SEAC, par value $0.0001 per share (the “SEAC Class B Ordinary Shares” or the “SEAC Founder Shares” and, together with the SEAC Class A Ordinary Shares, the “SEAC Ordinary Shares”), including SEAC’s sponsor, Eagle Equity Partners V, LLC (“SEAC Sponsor”) and directors and officers of SEAC (together with the SEAC Sponsor the “SEAC Insiders”) have agreed to vote any SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares owned by them in favor of the Business Combination.

In addition to the Business Combination Proposal, SEAC Shareholders are being asked to consider and vote upon:

•

a proposal to approve, by Special Resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo with MergerCo (also referred to as the SEAC Merger Surviving Company) as the resulting entity and, in connection therewith, each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share (the “SEAC Merger Proposal” or “Shareholder Proposal No. 2”);

•

proposals to approve on a non-binding advisory basis, by Ordinary Resolution (as defined in the accompanying proxy statement/prospectus), the governance provisions contained in the notice of articles and articles of Pubco (the “Pubco Closing Articles”), which will be adopted at the effective time of the StudioCo Amalgamation (the “StudioCo Amalgamation Effective Time”), that materially affect the rights of the SEAC Shareholders, presented separately in accordance with U.S. Securities and Exchange Commission guidance (the “Advisory Organizational Documents Proposals” or “Shareholder Proposal No. 3”). The full text of the Pubco Closing Articles is attached to the accompanying proxy statement/prospectus as Annex C. Shareholder Proposal No. 3 is separated into sub-proposals as described in the following paragraphs (a)–(h):

(a)	Change in authorized share capital: a proposal to increase the number of authorized share capital to unlimited number of Pubco Common Shares, without par value;

(b)

Classes of directors: a proposal to remove classification of directors, so that the board of directors of Pubco following the StudioCo Amalgamation (the “Pubco Board”) will not be divided into classes and each director will be elected on an annual basis;

(c)

Appointment of directors: a proposal to require the directors of Pubco to be appointed by Ordinary Resolution of the shareholders of Pubco subsequent to the StudioCo Amalgamation (the “Pubco Shareholders”);

(d)	Removal of directors: a proposal to require the directors of Pubco to be removed by Pubco Shareholders with or without cause by Special Resolution;

(e)

Casting vote: a proposal to provide that in the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall not be entitled to a second or casting vote;

(f)

Shareholder right to call general meeting: a proposal to provide that, in accordance with the BC Act, shareholders who hold in aggregate at least 1/20 of the issued shares entitled to vote at general meetings may requisition general meetings, subject to compliance with applicable requirements under the BC Act;

(g)	Exclusive forum: a proposal to remove a provision requiring an exclusive forum for certain shareholder litigation; and

(h)	Removal of blank check company provisions: a proposal to remove provisions related to Pubco’s status as a blank check company, as they will no longer be relevant to Pubco following the Closing.

•

a proposal to approve, by Ordinary Resolution, assuming the Business Combination Proposal and the SEAC Merger Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Newly Issued Reduction Right Shares, in each case, to PIPE Investors in accordance with the terms of the Subscription Agreements (as defined herein), plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination (the “Stock Issuance Proposal” or “Shareholder Proposal No. 4”, and, together with the Business Combination Proposal and the SEAC Merger Proposal, the “Condition Precedent Proposals”); and

•

if put to SEAC Shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals, or if we otherwise determine that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals (the “Adjournment Proposal” or “Shareholder Proposal No. 5” and, together with the Business Combination Proposal, the SEAC Merger Proposal, the Advisory Organizational Documents Proposals, and the Stock Issuance Proposal, the “Shareholder Proposals”).

Each of the Shareholder Proposals is more fully described in the accompanying proxy statement/prospectus, which each SEAC Shareholder is encouraged to read carefully.

SEAC Public Warrantholders’ Meeting

At the SEAC Public Warrantholders’ Meeting, SEAC Public Warrantholders will be asked to consider and vote upon a proposal to approve and adopt an amendment to the terms of the warrant agreement that governs all of SEAC’s warrants (the “SEAC Warrant Agreement”) in the form attached as Annex F hereto, to provide that, prior to the SEAC Merger, each of the then outstanding whole public warrants of SEAC (such warrants being the warrants of SEAC issued as part of the units (the “SEAC Units”) in the SEAC IPO, which entitle the holder thereof to purchase one Class A ordinary share, par value $0.0001 per share, of SEAC (an “SEAC Class A Ordinary Share”), at an exercise price of $11.50 per share (the “SEAC Public Warrants”)), will be exchanged for cash in the amount of $0.50 per whole SEAC Public Warrant (the “SEAC Warrant Agreement Amendment” and such proposal, the “Warrant Agreement Amendment Proposal”).

Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. Pursuant to the terms of the Investor Rights Agreements, dated December 22, 2023, by and between StudioCo and certain SEAC Public Warrantholders (the “Warrantholder Support Agreements”), holders of 44.19% of the outstanding SEAC Public Warrants have agreed to vote in favor of the Warrant Agreement Amendment Proposal. Pursuant to the terms of the Sponsor Support Agreement (as defined herein), within thirty (30) days following the filing of the registration statement, of which this proxy statement/prospectus forms a part (the “Warrant Re-Purchase Cut-Off Date”), SEAC Sponsor agreed to purchase, or cause its affiliates to purchase, in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants (such obligation, the “Purchase Obligation”). If the SEAC Sponsor fails to complete the Purchase Obligation, then SEAC Sponsor shall irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity (as defined herein) to extinguish and cancel an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the total amount of (A) the aggregate then current market price for SEAC Public Warrants paid by

Lions Gate Parent, Studio HoldCo, StudioCo or any of their respective subsidiaries in connection with their purchase of any SEAC Public Warrants following the date of the Sponsor Support Agreement but prior to the Closing minus (B) $0.50 multiplied by the number of SEAC Public Warrants so purchased (the “SEAC Public Warrant Cutback Amount”). The Business Combination is conditioned on, among other things, the approval and adoption of the SEAC Warrant Agreement Amendment, and the SEAC Warrant Agreement Amendment is conditioned on the Closing of the Business Combination.

If put to SEAC Public Warrantholders for a vote, SEAC Public Warrantholders will also be asked to approve, by Ordinary Resolution, the adjournment of the SEAC Public Warrantholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived (the “Warrantholder Adjournment Proposal” and, together with the Warrant Agreement Amendment Proposal, the “Warrantholder Proposals”). Each of the Warrantholder Proposals is more fully described in the accompanying proxy statement/prospectus, which each SEAC Public Warrantholder is encouraged to read carefully.

The SEAC Class A Ordinary Shares and the SEAC Public Warrants are currently listed on Nasdaq under the symbols “SCRM” and “SCRMW”, respectively. In addition, certain of the SEAC Class A Ordinary Shares and the SEAC Public Warrants currently trade as part of the SEAC Units, which are listed on Nasdaq under the symbol “SCRMU”. On April 10, 2024, the last reported sale price of the SEAC Class A Ordinary Shares, SEAC Units and SEAC Public Warrants on Nasdaq was $10.71, $10.81 and $0.475, respectively. It is anticipated that upon the Closing, the Pubco Common Shares will be listed on Nasdaq under the ticker symbol “LION”. In connection with the Business Combination, Pubco intends to change its name to Lionsgate Studios Corp.

SEAC is providing the accompanying proxy statement/prospectus and accompanying proxy card to SEAC Shareholders and SEAC Public Warrantholders in connection with the solicitation of proxies to be voted at the SEAC Meetings and at any adjournments or postponements of the SEAC Meetings, as applicable. Information about the SEAC Shareholders’ Meeting, the Business Combination (including the Arrangement), SEAC Public Warrantholders’ Meeting, the SEAC Warrant Agreement Amendment and other related business to be considered by SEAC Shareholders and/or SEAC Public Warrantholders at the applicable SEAC Meeting is included in the accompanying proxy statement/prospectus. Whether or not you plan to attend the SEAC Shareholders’ Meeting or SEAC Public Warrantholders’ Meeting, all SEAC Shareholders and SEAC Public Warrantholders are urged to read carefully and in its entirety the accompanying proxy statement/prospectus, including the annexes and the accompanying financial statements. In particular, you are urged to carefully read the section entitled “Risk Factors ” beginning on page 74 of the accompanying proxy statement/prospectus.

The board of directors of SEAC (the “SEAC Board”) established a transaction committee, comprised of two independent members of the SEAC Board, Amy Gershkoff Bolles and Isaac Lee (the “SEAC Transaction Committee”), which was authorized by and on behalf of the SEAC Board to, among other things, review the terms of the potential transaction, review and engage in due diligence, engage in separate discussions with SEAC management and SEAC’s advisors regarding the transaction and retain an independent financial advisor and any other advisors, if deemed necessary, and, if the transaction committee determined it was advisable and in the best interests of SEAC, approve the Business Combination. The SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination), based in part on the unanimous recommendation of the SEAC Transaction Committee, has unanimously approved the Business Combination Agreement and the transactions contemplated therein, and unanimously recommends that SEAC Shareholders vote “FOR” the adoption of the Business Combination Agreement and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other Shareholder Proposals presented to SEAC Shareholders in the accompanying proxy statement/prospectus. The SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) also unanimously recommends that SEAC Public Warrantholders vote “FOR” the Warrant Agreement Amendment Proposal and “FOR” all other Warrantholder Proposals presented to SEAC Public

Warrantholders in the accompanying proxy statement/prospectus. In addition, the SEAC Transaction Committee received an opinion from Duff & Phelps as to the fairness, from a financial point of view, of the consideration to be received by certain SEAC Shareholders in connection with the Business Combination, a copy of which is attached hereto as Annex K. When you consider the SEAC Board’s recommendation of each of the proposals presented at the SEAC Meetings, you should keep in mind that certain members of SEAC management have interests in the Business Combination that may conflict with your interests as a shareholder and/or public warrantholder. Please see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for additional information.

Your vote is very important, regardless of the number of SEAC Ordinary Shares or SEAC Public Warrants you own. To ensure your representation at the SEAC Shareholders’ Meeting and/or SEAC Public Warrantholders’ Meeting, please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or over the internet by following the instructions on your proxy card. If you hold your SEAC Ordinary Shares and/or SEAC Public Warrants in “street name”, which means your shares and/or public warrants are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares and/or public warrants you beneficially own are properly counted. Please submit your proxy promptly, whether or not you expect to attend the SEAC Meetings, but in any event, no later than May 6, 2024, at 11:59 p.m., Eastern Time.

On behalf of the SEAC Board, I would like to thank you for your support of Screaming Eagle Acquisition Corp. and look forward to a successful completion of the Business Combination.

Sincerely,

/s/ Eli Baker
Eli Baker Chief Executive Officer and Director

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Investing in SEAC and Pubco securities involves a high degree of risk. Before making an investment decision, please read the information under the section entitled “Risk Factors” elsewhere in the accompanying proxy statement/prospectus and under similar headings or in any amendment or supplement to the accompanying proxy statement/prospectus.

Upon the listing of Pubco Common Shares on Nasdaq, Pubco will be a “controlled company” within the meaning of the corporate governance standards of Nasdaq and, as a result, may elect not to comply with certain corporate governance requirements. Following the completion of the Business Combination, Lions Gate Parent will control between approximately 85.7% and 87.3% of the voting power of the outstanding Pubco Common Shares, in the No Redemption Scenario (as defined herein) and the Maximum Redemption Scenario (as defined herein), respectively. See “Risk Factors—Pubco will be a “controlled company” within the meaning of the Nasdaq rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements. As a result, Pubco Shareholders will not have the same protections afforded to shareholders of companies that cannot rely on such exemptions and are subject to such requirements.” and “—Controlled Company Exemption.” In addition, the SEAC Public Shareholders who do not exercise their redemption rights and continue to hold their securities until the Closing will experience immediate and material dilution resulting from the issuance of Pubco Common Shares in connection with the Business

Combination. See “Risk Factors—SEAC Shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Shares as consideration in the Business Combination. Having a minority share position may reduce the influence that SEAC’s current shareholders have on the management of Pubco.”

The accompanying proxy statement/prospectus is dated April 16, 2024 and is expected to be first mailed or otherwise delivered to SEAC Shareholders and SEAC Public Warrantholders on or about April 22, 2024.

SCREAMING EAGLE ACQUISITION CORP.

955 Fifth Avenue, New York, New York 10075

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF SCREAMING

EAGLE ACQUISITION CORP.

TO BE HELD ON MAY 7, 2024

To the Shareholders of Screaming Eagle Acquisition Corp. (“SEAC”):

NOTICE IS HEREBY GIVEN that the extraordinary general meeting (the “SEAC Shareholders’ Meeting”) of shareholders of SEAC (the “SEAC Shareholders”) will be held at 10:30 a.m., Eastern Time, on May 7, 2024, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or such other date, time and place to which such meeting may be adjourned. SEAC is also planning for the meeting to be held virtually pursuant to the procedures described in the accompanying proxy statement/prospectus, but the physical location of the meeting will remain at the location specified above for the purposes of Cayman Islands law and SEAC’s Amended and Restated Memorandum and Articles of Association (as amended on April 9, 2024, the “SEAC Articles”).

At the SEAC Shareholders’ Meeting, SEAC Shareholders will be asked to consider and vote upon the following proposals:

•

Business Combination Proposal — To approve, by Special Resolution (as defined below), the Business Combination Agreement, dated December 22, 2023 (as amended on April 11, 2024 and as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, including the SEAC Merger, the Cash Distribution, the Domestications and the Arrangement (which includes the Amalgamations), each as defined below, collectively, the “Business Combination”) by and among SEAC, SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC (“New SEAC” or “Pubco” following the consummation of the Business Combination), Lions Gate Entertainment Corp., a British Columbia company (“Lions Gate Parent”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent (“Studio HoldCo”), LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent (“StudioCo”), SEAC MergerCo, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC (“MergerCo”), and 1455941 B.C. Unlimited Liability Company, and a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC (“New BC Sub”), and the Business Combination, including the Arrangement and the Plan of Arrangement (as defined in the accompanying proxy statement/prospectus), pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement attached hereto as Annex B (the “Plan of Arrangement”), (i) SEAC will merge with and into MergerCo (the “SEAC Merger”) with MergerCo surviving the SEAC Merger as a direct, wholly-owned subsidiary of New SEAC (the resulting entity referred to herein as MergerCo or, where specified, the “SEAC Merger Surviving Company”), (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend (the “Cash Distribution”), (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) (the “Companies Act”) and the Business Corporations Act (British Columbia) (the “BC Act”) and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act (the “MergerCo Domestication and Conversion”), (iv) New SEAC will transfer by way of continuation from the Cayman Islands (the “New SEAC Domestication”, and together with the MergerCo Domestication and Conversion, the “Domestications”) to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) in pursuant to an arrangement under Division 5 of Part 9 of the BC Act (the “Arrangement”) on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one corporate entity (“MergerCo Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate (the “SEAC Amalgamation”) to form one corporate entity (“SEAC Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate (the “StudioCo Amalgamation” and together with the MergerCo Amalgamation and the SEAC Amalgamation, the “Amalgamations”) to form one corporate entity (“Pubco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement (the “Business Combination Proposal” or “Shareholder Proposal No. 1”). A copy of the Business Combination Agreement and the Plan of Arrangement are attached to this proxy statement/prospectus as Annexes A-1 and A-2 and Annex B, respectively.

•

SEAC Merger Proposal — To approve, by Special Resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo with MergerCo (also referred to as SEAC Merger Surviving Company) as the surviving entity and each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share (the “SEAC Merger Proposal” or the “Shareholder Proposal No. 2”). A copy of the Plan of Merger is attached to this proxy statement/prospectus as Annex L;

•

Advisory Organizational Documents Proposals — To approve on a non-binding advisory basis, by Ordinary Resolution (as defined below), the governance provisions contained in the notice of articles and articles of Pubco to be adopted at the effective time of the StudioCo Amalgamation (the “StudioCo Amalgamation Effective Time”), the forms of which are attached hereto as Annex C (the “Pubco Closing Articles”), that materially affect the rights of SEAC Shareholders, presented separately in accordance with U.S. Securities and Exchange Commission (the “SEC”) guidance (the “Advisory Organizational Documents Proposals” or “Shareholder Proposal No. 3”). Proposal No. 3 is separated into sub-proposals as described in the following paragraphs (a)–(h):

(a)	Change in authorized share capital: a proposal to increase the number of authorized share capital to unlimited number of Pubco Common Shares, without par value;

(b)	Classes of directors: a proposal to remove classification of directors, so that the Pubco Board will not be divided into classes and each director will be elected on an annual basis;

(c)	Appointment of directors: a proposal to require the directors of Pubco to be appointed by Ordinary Resolution of the Pubco Shareholders;

(d)	Removal of directors: a proposal to require the directors of Pubco to be removed by Pubco Shareholders with or without cause by Special Resolution;

(e)

Casting vote: a proposal to provide that in the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall not be entitled to a second or casting vote;

(f)

Shareholder right to call general meeting: a proposal to provide that, in accordance with the BC Act, shareholders who hold in aggregate at least 1/20 of the issued shares entitled to vote at general meetings may requisition general meetings, subject to compliance with applicable requirements under the BC Act;

(g)	Exclusive forum: a proposal to remove a provision requiring an exclusive forum for certain shareholder litigation; and

(h)	Removal of blank check company provisions: a proposal to remove provisions related to Pubco’s status as a blank check company, as they will no longer be relevant to Pubco following the Closing.

•

Stock Issuance Proposal — To approve, by Ordinary Resolution, assuming the Business Combination Proposal and the SEAC Merger Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Newly Issued Reduction Right Shares, in each case, to PIPE Investors (as defined herein) in accordance with the terms of the Subscription

Agreements (as defined herein), plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination (the “Stock Issuance Proposal” or “Shareholder Proposal No. 4” and, together with the Business Combination Proposal and the SEAC Merger Proposal, the “Condition Precedent Proposals”).

•

Adjournment Proposal — If put to SEAC Shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals, or if we otherwise determine that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals (the “Adjournment Proposal” or “Shareholder Proposal No. 5” and, together with the Business Combination Proposal, the SEAC Merger Proposal, the Advisory Organizational Documents Proposals, and the Stock Issuance Proposal, the “Shareholder Proposals”).

The record date for the SEAC Shareholders’ Meeting is April 16, 2024. Only holders of record of SEAC Class A ordinary shares, par value $0.0001 per share (the “SEAC Class A Ordinary Shares”), and SEAC Class B ordinary shares, par value $0.0001 per share (the “SEAC Class B Ordinary Shares” and together with the SEAC Class A Ordinary Shares, the “SEAC Ordinary Shares”), at the close of business on April 16, 2024 are entitled to notice of, and to vote at, the SEAC Shareholders’ Meeting and any adjournments or postponements thereof.

SEAC is providing the accompanying proxy statement/prospectus and accompanying proxy card to the SEAC Shareholders in connection with the solicitation of proxies to be voted at the SEAC Shareholders’ Meeting and at any adjournments of the SEAC Shareholders’ Meeting. Information about the SEAC Shareholders’ Meeting, the Business Combination (including the Arrangement) and other related business to be considered by SEAC Shareholders at the SEAC Shareholders’ Meeting is included in the accompanying proxy statement/prospectus.

Whether or not you plan to attend the SEAC Shareholders’ Meeting, all SEAC Shareholders are urged to read the accompanying proxy statement/prospectus, including the annexes and other documents referred to therein, carefully and in their entirety. In particular, you should carefully consider the matters discussed under “Risk Factors” beginning on page 74 of the accompanying proxy statement/prospectus.

Whether or not you plan to attend the SEAC Shareholders’ Meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card in the pre-addressed postage paid envelope or submit your proxy by telephone or over the internet by following the instructions on your proxy card. If your SEAC Ordinary Shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your SEAC Ordinary Shares or, if you wish to attend the SEAC Shareholders’ Meeting and vote online, you must obtain a proxy from your broker or bank.

Pursuant to the SEAC Articles, a holder of SEAC Class A Ordinary Shares issued as part of the units sold in SEAC’s initial public offering (the “SEAC IPO,” such shares, the “SEAC Public Shares”, the holders of such SEAC Public Shares, the “SEAC Public Shareholders” and such units, the “SEAC Units”) may request that SEAC redeem all or a portion of its SEAC Public Shares for cash if the Business Combination is consummated. As a holder of SEAC Public Shares, you will be entitled to exercise your redemption rights if you:

(a)

hold SEAC Public Shares, or if you hold SEAC Public Shares through SEAC Units, you elect to separate your SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising your redemption rights;

(b)

submit a written request to Continental Stock Transfer & Trust Company, SEAC’s transfer agent (the “Transfer Agent”), in which you (i) request the exercise of your redemption rights with respect to all or a portion of your SEAC Public Shares for cash, and (ii) identify yourself as the beneficial holder of the SEAC Public Shares and provide your legal name, phone number and address; and

(c)	deliver your SEAC Public Shares to Continental Stock Transfer & Trust Company, the Transfer Agent, physically or electronically through The Depository Trust Company.

Holders must complete the procedures for electing to redeem their SEAC Public Shares in the manner described above prior to 12:00 p.m., Eastern Time, on May 3, 2024 (two business days prior to scheduled date of the SEAC Shareholders’ Meeting) in order for their shares to be redeemed.

Holders of SEAC Units must elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising their redemption rights with respect to the SEAC Public Shares. If SEAC Public Shareholders hold their SEAC Units in an account at a brokerage firm or bank, such SEAC Public Shareholders must notify their broker or bank that they elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants, or if a holder holds SEAC Units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company, the Transfer Agent, directly and instruct it to do so. The redemption rights include the requirement that a holder must identify itself to SEAC in order to validly exercise its redemption rights. SEAC Public Shareholders may elect to exercise their redemption rights with respect to their SEAC Public Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, the SEAC Public Shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a SEAC Public Shareholder properly exercises its redemption rights with respect to all or a portion of the SEAC Public Shares that it holds and timely delivers its shares to Continental Stock Transfer & Trust Company, the Transfer Agent, SEAC will redeem the related SEAC Public Shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established at the consummation of the SEAC IPO (the “Trust Account”) calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, and taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares. For illustrative purposes, as of April 10, 2024, this would have amounted to approximately $10.735 per issued and outstanding SEAC Public Share. If a SEAC Public Shareholder exercises its redemption rights in full, then it will not own SEAC Public Shares following the redemption or Pubco Common Shares following the consummation of the Business Combination. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with SEAC’s consent, until the Closing. If a SEAC Public Shareholder delivers shares for redemption to the Transfer Agent and decides within the required timeframe not to exercise its redemption rights, such holder may request that the Transfer Agent return its shares (physically or electronically). Please see the subsection entitled “Extraordinary General Meeting of SEAC Shareholders and SEAC Public Warrantholders—Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to exercise your redemption rights with respect to your SEAC Public Shares.

SEAC may not consummate the Business Combination unless the Business Combination Proposal, the SEAC Merger Proposal and the Stock Issuance Proposal are approved at the SEAC Shareholders’ Meeting. The Advisory Organizational Documents Proposals are non-binding and are not conditioned on the approval of any other Proposal set forth in this proxy statement/prospectus. The Closing of the Business Combination is also conditioned on the approval and adoption of the SEAC Warrant Agreement Amendment, as more fully described in the accompanying proxy statement/prospectus.

Approval of each of the Business Combination Proposal and the SEAC Merger Proposal requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of not less than two thirds (66 2/3%) of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class (a “Special Resolution”). The Advisory Organizational Documents Proposals, the Stock Issuance Proposal and (if put) the Adjournment Proposal require the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of a majority of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class (an “Ordinary Resolution”). Abstentions will be counted as present for purposes of establishing a quorum for the SEAC Shareholders’ Meeting; broker non-votes will not be counted as present for purposes of establishing a quorum for the SEAC Shareholders’ Meeting. Broker non-votes means the failure of a

SEAC Shareholder, who holds his or her shares in “street name” through a broker or other nominee, to give voting instructions to such broker or other nominee, as to how to vote on matters deemed “non-routine”. Abstentions will not count as votes cast at the SEAC Shareholders’ Meeting and therefore, will have no effect on any of the Shareholder Proposals (assuming a quorum is present).

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SEAC ORDINARY SHARES YOU OWN. To ensure your representation at the SEAC Shareholders’ Meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or over the internet by following the instructions on your proxy card. Please submit your proxy promptly, whether or not you expect to attend the SEAC Shareholders’ Meeting. If you hold your SEAC Ordinary Shares in “street name”, you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you received from your broker, bank or other nominee.

The board of directors of SEAC (the “SEAC Board”) established a transaction committee comprised of two independent members of the SEAC Board, Amy Gershkoff Bolles and Isaac Lee (the “SEAC Transaction Committee”), which was authorized by and behalf of the SEAC Board, to, among other things, review the terms of the potential transaction, review and engage in due diligence, engage in separate discussions with SEAC management and SEAC’s advisors regarding the transaction and retain an independent financial advisor and any other advisors, if deemed necessary, and, if the transaction committee determined it was advisable and in the best interests of SEAC, approve the Business Combination. The SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination), based in part on the unanimous recommendation of the SEAC Transaction Committee, has unanimously approved the Business Combination Agreement and the transactions contemplated therein, and unanimously recommends that SEAC Shareholders vote “FOR” the adoption of the Business Combination Agreement and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other Shareholder Proposals presented to SEAC Shareholders in the accompanying proxy statement/prospectus. When you consider the SEAC Board’s recommendation of each of the proposals presented at the SEAC Shareholders’ Meeting, you should keep in mind that certain members of SEAC management have interests in the Business Combination that may conflict with your interests as a shareholder. Please see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for additional information.

Your attention is directed to the proxy statement/prospectus accompanying this notice (including the financial statements and annexes attached thereto) for a more complete description of the proposed Business Combination and related transactions and each of the Shareholder Proposals. SEAC encourages you to read this proxy statement/ prospectus carefully. If you have any questions or need assistance voting your shares, please contact SEAC’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokerage firms, please call collect at (203) 658-9400, or by emailing SCRM.info@investor.morrowsodali.com. This notice of the SEAC Shareholders’ Meeting and the proxy statement/prospectus accompanying this notice are available at https://www.cstproxy.com/screamingeagleacquisition/2024.

By Order of the Board of Directors,

/s/ Eli Baker

Eli Baker

Chief Executive Officer and Director

SCREAMING EAGLE ACQUISITION CORP.

955 Fifth Avenue, New York, New York 10075

NOTICE OF EXTRAORDINARY GENERAL MEETING OF PUBLIC WARRANTHOLDERS OF

SCREAMING EAGLE ACQUISITION CORP.

TO BE HELD ON MAY 7, 2024

To the Public Warrantholders of Screaming Eagle Acquisition Corp. (“SEAC”):

NOTICE IS HEREBY GIVEN that the extraordinary general meeting (the “SEAC Public Warrantholders’ Meeting”) of holders of SEAC Public Warrants (as defined below and such holders, the “SEAC Public Warrantholders”) will be held at 11:00 a.m., Eastern Time, on May 7, 2024, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or such other date, time and place to which such meeting may be adjourned. SEAC is also planning for the meeting to be held virtually pursuant to the procedures described in the accompanying proxy statement/prospectus, but the physical location of the meeting will remain at the location specified above for the purposes of Cayman Islands law and SEAC’s Amended and Restated Memorandum and Articles of Association (as amended on April 9, 2024, the “SEAC Articles”).

At the SEAC Public Warrantholders’ Meeting, SEAC Public Warrantholders will be asked to consider and vote upon the following proposals:

•

Warrant Agreement Amendment Proposal — A proposal to approve and adopt an amendment to the terms of the warrant agreement that governs all of SEAC’s warrants (the “SEAC Warrant Agreement”) in the form attached as Annex F hereto to provide that, before the SEAC Merger, each of the then outstanding whole public warrants of SEAC (such warrants being the warrants of SEAC issued in SEAC’s initial public offering that was consummated on January 10, 2022 (the “SEAC IPO”), which entitle the holder thereof to purchase one Class A ordinary shares, par value $0.0001 per share, of SEAC (an “SEAC Class A Ordinary Share”), at an exercise price of $11.50 per share (the “SEAC Public Warrants”)), will be exchanged by such holder for cash in the amount of $0.50 per whole SEAC Public Warrant (the “SEAC Warrant Agreement Amendment”). The SEAC Warrant Agreement Amendment will be contingent upon the SEAC Shareholder Approval and consummation of the Business Combination (the “Warrant Agreement Amendment Proposal” or “Warrantholder Proposal No. 1”).

•

Warrantholder Adjournment Proposal — If put to SEAC Public Warrantholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Public Warrantholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived (the “Warrantholder Adjournment Proposal” or “Warrantholder Proposal No. 2” and, together with the Warrant Agreement Amendment Proposal, the “Warrantholder Proposals”).

The record date for the SEAC Public Warrantholders’ Meeting is April 16, 2024. Only holders of record of SEAC Public Warrants at the close of business on April 16, 2024 are entitled to notice of, and to vote at, the SEAC Public Warrantholders’ Meeting and any adjournments or postponements thereof.

Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. Pursuant to the terms of the Investor Rights Agreements, dated December 22, 2023, by and between StudioCo and certain holders of SEAC Public Warrantholders (the “Warrantholder Support Agreements”), holders of 44.19% of the outstanding SEAC Public Warrants have agreed to vote in favor of the Warrant Agreement Amendment Proposal. Pursuant to the terms of the Sponsor Support Agreement (as defined herein), within 30 days following the filing of the registration statement, of which this proxy statement/prospectus forms a part, (the “Warrant Re-Purchase Cut-Off Date”),

SEAC Sponsor agreed to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants (such obligation, the “Purchase Obligation”). If the SEAC Sponsor fails to complete the Purchase Obligation, then SEAC Sponsor shall irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity (as defined herein) to extinguish and cancel an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the total amount of (A) the aggregate then current market price for SEAC Public Warrants paid by Lions Gate Parent, Studio HoldCo, StudioCo or any of their respective subsidiaries in connection with their purchase of any SEAC Public Warrants following the date of the Sponsor Support Agreement but prior to the Closing minus (B) $0.50 multiplied by the number of SEAC Public Warrants so purchased (the “SEAC Public Warrant Cutback Amount”). The adoption of the SEAC Warrant Agreement Amendment is a condition to the closing of the Business Combination as contemplated under the Business Combination Agreement, and the adoption of the SEAC Warrant Agreement Amendment will be conditioned on the closing of the Business Combination.

The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the SEAC Public Shares that are voted at the SEAC Public Warrantholders’ Meeting. Accordingly, a SEAC Public Warrantholder’s failure to vote by proxy or to vote virtually at the SEAC Public Warrantholders’ Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal.

IF THE SEAC WARRANT AGREEMENT AMENDMENT IS APPROVED AND THE BUSINESS COMBINATION IS CONSUMMATED, YOUR SEAC PUBLIC WARRANTS WILL BE SUBJECT TO MANDATORY EXCHANGE FOR $0.50 PER WHOLE SEAC PUBLIC WARRANT UPON CLOSING WHETHER OR NOT YOU VOTED TO APPROVE THE SEAC WARRANT AGREEMENT AMENDMENT.

The board of directors of SEAC (the “SEAC Board”) established transaction committee comprised of two independent members of the SEAC Board, Amy Gershkoff Bolles and Isaac Lee (the “SEAC Transaction Committee”), which was authorized by and on behalf of the SEAC Board, to, among other things, review the terms of the potential transaction, review and engage in due diligence, engage in separate discussions with SEAC management and SEAC’s advisors regarding the transaction and retain an independent financial advisor and any other advisors, if deemed necessary, and, if the SEAC Transaction Committee determined it was advisable and in the best interests of SEAC, approve the Business Combination. The SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination), based in part on the unanimous recommendation of the SEAC Transaction Committee, has unanimously approved the SEAC Warrant Agreement Amendment, and unanimously recommends that SEAC Public Warrantholders vote “FOR” the SEAC Warrant Agreement Amendment Proposal and “FOR” all other Warrantholder Proposals presented to SEAC Public Warrantholders in the accompanying proxy statement/prospectus. When you consider the SEAC Board’s recommendation of the proposals presented at the SEAC Public Warrantholders’ Meeting, you should keep in mind that certain members of SEAC management have interests in the Business Combination that may conflict with your interests as a shareholder. Please see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for additional information.

Your attention is directed to the proxy statement/prospectus accompanying this notice (including the financial statements and annexes attached thereto) for a more complete description of the proposed Business Combination, the SEAC Warrant Agreement Amendment and related transactions and each of the Public Warrantholder Proposals. SEAC encourages you to read this proxy statement/ prospectus carefully. If you have any questions or need assistance voting your shares, please contact SEAC’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokerage firms, please call collect at (203) 658-9400 or by emailing SCRM.info@investor.morrowsodali.com. This notice of the SEAC Public Warrantholders’ Meeting and the proxy statement/prospectus accompanying this notice are available at https://www.cstproxy.com/screamingeagleacquisition/whm2024.

By Order of the Board of Directors,

/s/ Eli Baker

Eli Baker

Chief Executive Officer and Director

i

ii

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the SEC by Pubco, as it may be amended or supplemented from time to time (File No. 333-276414) (the “Registration Statement”), serves as:

•

A notice of meeting and proxy statement of SEAC under Section 14(a) of the Exchange Act, for (i) the SEAC Shareholders’ Meeting, at which SEAC Shareholders will be asked to consider and vote to approve, among other things, the proposed Business Combination and related transactions and each of the Shareholder Proposals described herein and (ii) the SEAC Public Warrantholders’ Meeting, at which SEAC Public Warrantholders will be asked to consider and vote to approve and adopt the SEAC Warrant Agreement Amendment;

•	Pursuant to the Interim Order, notice to SEAC Shareholders of the petition and hearing in respect of the Final Order and constitutes good and sufficient service of the proceeding; and

•	A prospectus of Pubco under Section 5 of the Securities Act with respect to the Pubco Common Shares that the SEAC Shareholders will receive in the Business Combination.

MARKET AND INDUSTRY DATA

This proxy statement/prospectus contains estimates, projections, and other information concerning LG Studios’ and its Studio Business’ industry and business, as well as data regarding market research, estimates, forecasts and projections prepared by LG Studios’ management. Information that is based on market research, estimates, forecasts, projections, or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. The industry in which LG Studios and the Studio Business operate, and Pubco will operate, is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors”. Unless otherwise expressly stated, LG Studios obtained industry, business, market, and other data from reports, research surveys, studies, and similar data prepared by market research firms and other third parties, industry and general publications, government data, and similar sources. In some cases, LG Studios does not expressly refer to the sources from which this data is derived. In that regard, when LG Studios refers to one or more sources of this type of data in any paragraph, you should assume that other data of this type appearing in the same paragraph is derived from sources that LG Studios paid for, sponsored, or conducted, unless otherwise expressly stated or the context otherwise requires. While LG Studios compiled, extracted, and reproduced industry data from these sources, LG Studios has not independently verified the data. Forecasts and other forward-looking information with respect to industry, business, market, and other data are subject to the same qualifications and additional uncertainties regarding the other forward-looking statements in this proxy statement/prospectus. See “Cautionary Note Regarding Forward-Looking Statements”.

TRADEMARKS AND TRADE NAMES

Lions Gate Parent, StudioCo and SEAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This proxy statement/prospectus also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this proxy statement/prospectus is not intended to create, and does not imply, a relationship with Lions Gate Parent, StudioCo or SEAC, or an endorsement or sponsorship by or of Lions Gate Parent, StudioCo or SEAC. Solely for convenience, the trademarks, service marks and trade names referred to in this proxy statement/prospectus may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Lions Gate Parent, StudioCo or SEAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

PRESENTATION OF FINANCIAL INFORMATION

New SEAC was incorporated on December 18, 2023 for the purpose of effectuating the Business Combination described herein. New SEAC has no material assets or liabilities and does not operate any businesses. Accordingly, no financial statements of New SEAC have been included in this proxy statement/prospectus.

This proxy statement/prospectus contains:

•

the audited financial statements of SEAC as of December 31, 2023 and 2022 and for the fiscal years ended December 31, 2023 and 2022 and the period from November 3, 2021 (inception) to December 31, 2021;

•

the audited combined financial statements of the Studio Business as of March 31, 2023 and 2022 and for the fiscal years ended March 31, 2023, 2022 and 2021 and the unaudited condensed combined financial statements of the Studio Business as of December 31, 2023 and for the nine months ended December 31, 2023 and 2022; and

•

the audited combined financial statements of the Entertainment One Film and Television Business (A Business of Hasbro Inc.), (“eOne”) as of December 25, 2022 and December 26, 2021 and for the fiscal years ended December 25, 2022 and December 26, 2021 and the unaudited condensed combined financial statements of eOne as of October 1, 2023 and for the nine months ended October 1, 2023 and September 25, 2022.

Unless indicated otherwise, financial data presented in this proxy statement/prospectus has been taken from the audited and unaudited financial statements of SEAC, the Studio Business and eOne, as applicable, included in this proxy statement/prospectus. Unless otherwise indicated, financial information of SEAC, the Studio Business and eOne have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

In this proxy statement/prospectus, unless otherwise specified, all monetary amounts are in U.S. dollars, all references to “$”, “US$”, “USD” and “dollars” mean U.S. dollars.

NON-GAAP FINANCIAL MEASURES

Lions Gate Parent reports certain financial information using meaningful measures commonly used in the entertainment industry that are not prepared in accordance with U.S. generally accepted accounting principles and are referred to as non-GAAP measures. Lions Gate Parent uses these non-GAAP measures, among other measures, to evaluate the operating performance of the Studio Business. Lions Gate Parent believes that these measures provide useful information to investors regarding the Studio Business’ results of operations and cash flows before non-operating items. Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization (“OIBDA”), adjusted for adjusted share-based compensation, purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia’s invasion of Ukraine), when applicable. Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense. Adjusted OIBDA is considered an important measure of the Studio Business’ performance because this measure eliminates amounts that, in Lions Gate Parent’s management’s opinion, do not necessarily reflect the fundamental performance of the Studio Business, are infrequent in occurrence, and in some cases are non-cash expenses. These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income as determined in accordance with GAAP.

For more information on the non-GAAP financial measures used in this proxy statement/prospectus, please see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.”

CERTAIN DEFINED TERMS

Unless the context otherwise requires, references in this proxy statement/prospectus to:

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“A&R Registration Rights Agreement” are to that certain amended and restated registration rights agreement Pubco, Studio HoldCo and SEAC Sponsor will enter into concurrently with the Closing, a form of which is attached hereto as Annex I.

•	“Additional Shares” are to, collectively, the Newly Issued Non-Redemption Shares and the Newly Issued Reduction Right Shares.

•

“Adjournment Proposal” are to, if put to SEAC Shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals, or if we otherwise determine that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals.

•

“Adjusted OIBDA” are to a non-GAAP measure calculated as operating income (loss) before adjusted depreciation and amortization (“OIBDA”), adjusted for adjusted share-based compensation, purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia’s invasion of Ukraine), when applicable.

•

“Advisory Organizational Documents Proposals” are to proposals to approve on a non-binding advisory basis, by Ordinary Resolution, the governance provisions contained in the notice of articles and articles of Pubco to be adopted at the effective time of the StudioCo Amalgamation that materially affect the rights of SEAC Shareholders, presented separately in accordance with SEC guidance.

•

“Aggregate Transaction Proceeds” are to an amount equal to the sum of (a) the amount of cash available in the Trust Account at Closing (subject to certain adjustments and after, for the avoidance of doubt, giving effect to redemptions but, for the avoidance of doubt, prior to the SEAC Public Warrant Exchange or the payment of any transaction expenses) plus (b) the aggregate cash proceeds actually received or deemed received by Pubco, SEAC, New SEAC or any of their applicable successors or assigns in respect of the PIPE.

•	“Antitrust Division” are to the Antitrust Division of the U.S. Department of Justice.

•	“Amalgamations” are to the SEAC Amalgamation, the MergerCo Amalgamation and the StudioCo Amalgamation, collectively.

•

“Arrangement” are to an arrangement proposed by New BC Sub under Part 9, Division 5 of the BC Act on the terms and subject to the conditions set forth in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of the Business Combination Agreement or the provisions of the Plan of Arrangement or made at the directions of the Court in the Interim Order or Final Order with the prior written consent of SEAC and Lions Gate Parent, such consent not to be unreasonably withheld, conditioned or delayed.

•	“BC Act” are to the Business Corporations Act (British Columbia).

•

“Business Combination” are to the transactions, including the SEAC Merger, the Cash Distribution, the Domestications and the Amalgamations, contemplated by the Business Combination Agreement, the Plan of Arrangement and all other agreements entered into in connection therewith.

•

“Business Combination Agreement” are to that certain Business Combination Agreement, dated December 22, 2023, as amended on April 11, 2024, by and among SEAC, New SEAC, Lions Gate Parent, Studio HoldCo, StudioCo, MergerCo and New BC Sub, a copy of which is attached hereto as Annexes A-1 and A-2.

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“Business Combination Proposal” are to a proposal to approve, by Special Resolution, the Business Combination Agreement and the Business Combination, including Arrangement and the Plan of Arrangement pursuant to the Interim Order, and including among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement, (i) SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) pursuant to the Arrangement on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

•

“Class B Conversion” are to any remaining SEAC Class B Ordinary Shares being deemed cancelled and surrendered for no consideration pursuant to a surrender letter in connection with each of the 2,010,000 remaining SEAC Class B Ordinary Shares automatically converting into one SEAC Class A Ordinary Share immediately following the Sponsor Securities Repurchase.

•	“Closing” are to the closing of the Business Combination.

•	“Closing Date” are to the date of Closing.

•	“Code” are to the U.S. Internal Revenue Code of 1986, as amended.

•	“Companies Act” are to the Cayman Islands Companies Act (as amended).

•	“Competition Act” are to the Competition Act (Canada) and the regulations promulgated thereunder.

•	“Condition Precedent Proposals” are to the Business Combination Proposal, the SEAC Merger Proposal and the Stock Issuance Proposal.

•	“Court” are to the Supreme Court of British Columbia.

•	“CRA” are to the Canada Revenue Agency.

•	“Deadline Date” are to the date by which SEAC must complete an Initial Business Combination, in accordance with the SEAC Articles.

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“Domestication(s)” are to the transfer of New SEAC and/or MergerCo by way of continuation from the Cayman Islands to British Columbia, Canada in accordance with the memorandum and articles of association of respective entities and the Companies Act and BC Act and the domestication of New SEAC and/or MergerCo as British Columbia company(y/ies) in accordance with the applicable provisions of the BC Act, including all matters necessary or ancillary in order to effect such transfer by way of continuation, including the adoption of the notice of articles and articles in connection with the continuation into British Columbia under the BC Act.

•	“DTC” are to The Depository Trust Company.

•	“DWAC” are to an automated system for deposits and withdrawals of securities at DTC.

•	“Exchange Act” are to the U.S. Securities Exchange Act of 1934, as amended.

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“Fairness Opinion” are to the written opinion of Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, dated December 21, 2023, delivered to the SEAC Transaction Committee of the SEAC Board, a copy of which is attached as Annex K hereto.

•

“Final Order” are to the final order of the Court pursuant to section 291 of the BC Act, approving the Arrangement, in a form acceptable to SEAC and Lions Gate Parent, each acting reasonably, as such order may be amended, modified, supplemented or varied by the Court with the consent of SEAC and Lions Gate Parent, such consent not to be unreasonably withheld, conditioned or delayed, at any time prior to the effective time of the Arrangement or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or amended, on appeal, provided that any such affirmation or amendment is acceptable to each of SEAC and Lions Gate Parent, each acting reasonably.

•	“GAAP” are to generally accepted accounting principles.

•	“HSR Act” are to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

•	“Initial Business Combination” are to SEAC’s initial merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more business.

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“Interim Order” are to the interim order of the Court obtained on March 13, 2024 contemplated by Section 2.02 of the Business Combination Agreement and made pursuant to section 291 of the BC Act, providing for, among other things, the calling and holding of the SEAC Shareholders’ Meeting, as the same may be amended, modified, supplemented or varied by the Court with the consent of SEAC and Lions Gate Parent, such consent not to be unreasonably withheld, conditioned or delayed, provided that any such amendment is reasonably acceptable to each of SEAC and Lions Gate Parent. A copy of the Interim Order is attached as Annex P to this proxy statement/prospectus.

•	“Investment Canada Act” are to the Investment Canada Act (Canada) and the regulations made thereunder.

•	“IRS” are to the U.S. Internal Revenue Service.

•	“ITA” are to the Income Tax Act (Canada) and the regulations made thereunder as amended from time to time.

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“LG Internal Restructuring” are to a series of transactions, which, if completed in their entirety, will result in the transfer of the Studio Business from Lions Gate Parent to StudioCo and the retention of Lions Gate Parent of the Starz Business.

•	“Lions Gate Parent” or “Lionsgate” are to Lions Gate Entertainment Corp., a British Columbia company.

•	“LG Parties” are to Lions Gate Parent, Studio HoldCo and StudioCo.

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“LG Studios” are to StudioCo assuming, unless the context otherwise requires, the completion of the LG Internal Restructuring pursuant to which StudioCo shall, directly or indirectly, own the Studio Business.

•

“Lock-Up Agreement” are to the lock-up agreement by which the SEAC Sponsor and its transferees and holders of Pubco Common Shares affiliated with Lions Gate Parent (collectively, the “Lockup Shareholders”) will become bound on the Closing Date pursuant to the Business Combination Agreement and as set forth in the Plan of Arrangement, the form of which is attached hereto as Annex J.

•

“Maximum Redemption Scenario” are to the redemption scenario assuming that holders of an additional 5,531,192 SEAC Class A Ordinary Shares, or approximately 32% of the currently outstanding SEAC Class A Ordinary Shares following the Extension Meeting, exercise redemption rights with respect to such shares for their pro rata share of the funds in the Trust Account. As the Business Combination Agreement includes a Minimum Cash Condition that, at the Closing, Aggregate Transaction Proceeds be at least equal to $350.0 million in cash, including (i) at least $125.0 million in cash from the Trust Account (subject to adjustments and after reduction for the aggregate amount of payments required to be made in connection with any redemptions), plus (ii) the aggregate amount of cash that has been funded pursuant to the PIPE. Thus, the redemption of 5,531,192 SEAC Class A Ordinary Shares represents the estimated maximum number of SEAC Class A Ordinary Shares that can be redeemed while still achieving the Minimum Cash Condition.

•	“MergerCo” are to SEAC MergerCo, a Cayman Islands exempted company and a direct wholly-owned subsidiary of New SEAC, through the continuation into British Columbia under the BC Act.

•

“MergerCo Amalgamation” are to the amalgamation of SEAC Merger Surviving Company and New BC Sub pursuant to the Plan of Arrangement to form one corporate entity (“MergerCo Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

•	“MergerCo Class A Common Shares” are to the Class A common shares in the authorized share structure of SEAC Merger Surviving Company.

•	“MLI” are to the Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting.

•	“Nasdaq” are to The Nasdaq Stock Market LLC.

•	“New BC Sub” are to 1455941 B.C. Unlimited Liability Company, and a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC.

•

“New SEAC” are to SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC, which in connection with the Business Combination will effect a deregistration pursuant to and in accordance with the Companies Act and a continuation and domestication as a British Columbia company in accordance with the BC Act, pursuant to which jurisdiction of New SEAC will be changed from the Cayman Islands to British Columbia, Canada.

•

“New SEAC Domestication” are to New SEAC transferring by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continuing as a British Columbia company in accordance with the applicable provisions of the BC Act.

•	“Newly Issued Reduction Right Shares” means any newly issued SEAC Class A Ordinary Shares that may be issued to such PIPE Investors in connection with their purchase of the Reduction Right Shares.

•

“Newly Issued Non-Redemption Agreement Shares” are to any newly issued SEAC Class A Ordinary Shares that may be issued to certain SEAC Shareholders pursuant to discounted Non-Redemption Agreements, if any are entered into prior to Closing.

•

“No Redemption Scenario” or “No Additional Redemption Scenario” are to the redemption scenario assuming that none of the holders of SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares in connection with the Business Combination (but takes into account redemptions that already occurred in connection with the Extension Meeting).

•	“Non-Redemption Agreements” are to those certain non-redemption agreements that may be entered into by SEAC before the Closing.

•	“Non-Redemption Agreement Shares” means the shares subject to the Non-Redemption Agreements.

•

“Notice of Hearing of Petition for the Final Order” are to the notice of application to the Court to obtain the Final Order, a copy of which is attached as Annex O to this proxy statement/prospectus. A copy of the Petition to the Court is attached as Annex N to this proxy statement/prospectus.

•	“NYSE” are to the New York Stock Exchange.

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“Ordinary Resolution” are to a resolution approved by a simple majority of the SEAC Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the SEAC Shareholders’ Meeting.

•	“Outside Date” are to June 15, 2024, which can be extended to July 31, 2024 by SEAC or Lions Gate Parent subject to the conditions in the Business Combination Agreement.

•	“PCAOB” are to the Public Company Accounting Oversight Board.

•	“PFIC” are to a passive foreign investment company for U.S. federal income tax purposes.

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“PIPE” are to a private placement to close immediately following the Amalgamations and conditioned upon the effectiveness of the consummation of the Business Combination, for an aggregate investment price equal to $225,000,000.

•	“PIPE Investors” are to those certain investors participating in the PIPE pursuant to the Subscription Agreements.

•

“Plan of Arrangement” are to the Plan of Arrangement in respect of the Arrangement, the form of which is attached hereto as Annex B, subject to any amendments or variations to such plan made in accordance with the Business Combination Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of StudioCo and SEAC, each acting reasonably.

•	“Proposals” are to the Shareholder Proposals and Warrantholder Proposals.

•	“Proposed Amendments” are to all specific proposals to amend the ITA that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof.

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“Pubco” are to New SEAC, as such entity exists on the date hereof and as it is continued and amalgamated in connection with the Business Combination. Pubco intends to change its name to Lionsgate Studios Corp. following the Business Combination.

•	“Pubco Board” are to the board of directors of Pubco following the StudioCo Amalgamation.

•	“Pubco Closing Articles” are to the notice of articles and articles of Pubco to be adopted at the StudioCo Amalgamation Effective Time, the form of which is attached hereto as Annex C.

•	“Pubco Common Shares” are to, collectively, the Pubco common shares in the authorized share capital of Pubco.

•	“Pubco Shareholders” are to subsequent to the StudioCo Amalgamation, the shareholders of Pubco.

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“Purchase Obligation” are to SEAC Sponsor’s obligation to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants.

•	“Redemption Shares” are to the SEAC Class A Ordinary Shares with respect to which SEAC Public Shareholders have validly exercised the redemption rights in accordance with the SEAC Articles.

•	“Reduction Right Shares” are to shares purchased by the PIPE Investors for which they have exercised their reduction right in accordance with the terms of the Subscription Agreements.

•

“Registration Statement” are to this registration statement on Form S-4 filed with the SEC by Pubco, as it may be amended or supplemented from time to time, of which this proxy statement/prospectus forms a part.

•	“Response to Petition” are to an application response substantially in the form of Form 67 of the Supreme Court Civil Rules (British Columbia).

•	“Sarbanes-Oxley Act” are to the U.S. Sarbanes-Oxley Act of 2002.

•	“SEAC” are to Screaming Eagle Acquisition Corp., a Cayman Islands exempted company.

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“SEAC Amalgamation” are to the amalgamation of New SEAC and MergerCo Amalco pursuant to the Plan of Arrangement to form one corporate entity (“SEAC Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

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“SEAC Articles” are to the amended and restated memorandum and articles of association of SEAC, adopted by special resolution dated January 4, 2022, effective on January 5, 2022, and as amended on April 9, 2024, as may be further amended and/or restated from time to time.

•	“SEAC Board” are to the board of directors of SEAC.

•	“SEAC Class A Ordinary Shares” are to SEAC’s Class A ordinary shares, par value $0.0001 per share, which are subject to possible redemption.

•	“SEAC Class B Ordinary Shares” are to SEAC’s Class B ordinary shares, par value $0.0001 per share.

•	“SEAC Entities” are to, collectively, New SEAC, MergerCo and New BC Sub.

•	“SEAC Founder Shares” are to the issued and outstanding SEAC Class B Ordinary Shares.

•	“SEAC Insiders” are to SEAC Sponsor and the directors and officers of SEAC.

•	“SEAC IPO” are to SEAC’s initial public offering of SEAC Units, which closed on January 10, 2022.

•	“SEAC management” are to SEAC’s officers and directors.

•	“SEAC Meetings” are to the SEAC Shareholders’ Meeting and the SEAC Public Warrantholders’ Meeting.

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“SEAC Merger Proposal” are to a proposal to approve, by Special Resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo with MergerCo (also referred to as SEAC Merger Surviving Company) as the surviving entity and each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share.

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“SEAC Merger” are to SEAC’s merger with MergerCo, where SEAC merges into MergerCo, with MergerCo being the surviving entity (the resulting entity referred to herein as MergerCo or, where specified, the “SEAC Merger Surviving Company”).

•	“SEAC Ordinary Shares” are to the SEAC Class A Ordinary Shares and the SEAC Class B Ordinary Shares.

•	“SEAC Private Placement Warrants” are to the warrants issued to SEAC Sponsor in a private placement simultaneously with the closing of the SEAC IPO.

•	“SEAC Public Shareholders” are to the holders of SEAC Public Shares.

•	“SEAC Public Shares” are to SEAC Class A Ordinary Shares sold as part of the SEAC Units in the SEAC IPO (whether they were purchased in the SEAC IPO or thereafter in the open market).

•	“SEAC Public Warrantholder Approval” are to the approval of the Warrant Agreement Amendment Proposals by the SEAC Public Warrantholders.

•	“SEAC Public Warrantholders’ Meeting” are to the extraordinary general meeting of SEAC Public Warrantholders that is the subject of this proxy statement/prospectus and any adjournments thereof.

•	“SEAC Public Warrantholders” are to the holders of SEAC Public Warrants.

•	“SEAC Public Warrants” are to the warrants sold as part of the SEAC Units in the SEAC IPO (whether they were purchased in the SEAC IPO or thereafter in the open market).

•	“SEAC Securities” are to SEAC Units, SEAC Ordinary Shares and SEAC Warrants, collectively.

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“SEAC Shareholder Approval” are to the approval of the Business Combination Proposal and SEAC Merger Proposal by Special Resolution and the approval of the Advisory Organizational Documents Proposals, Stock Issuance Proposal and Adjournment Proposal by Ordinary Resolution.

•	“SEAC Shareholders” are to, collectively, the SEAC Sponsor and the SEAC Public Shareholders.

•	“SEAC Shareholders’ Meeting” are to the extraordinary general meeting of SEAC Shareholders that is the subject of this proxy statement/prospectus and any adjournments thereof.

•	“SEAC Sponsor” are to Eagle Equity Partners V, LLC, a Delaware limited liability company.

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“SEAC Transaction Committee” are to the special transaction committee of the SEAC Board comprised of two independent members of the SEAC Board, Amy Gershkoff Bolles and Isaac Lee, which was established by the SEAC Board to, among other things, review the terms of the potential transaction, review and engage in due diligence, engage in separate discussions with SEAC management and SEAC’s advisors regarding the transaction and retain an independent financial advisor and any other advisors, if deemed necessary.

•	“SEAC Unitholders” are to the holders of SEAC Units.

•	“SEAC Units” are to the units of SEAC sold in the SEAC IPO, each of which consists of one SEAC Class A Ordinary Share and one-third of one SEAC Public Warrant.

•	“SEAC Warrant Agreement” are to the Warrant Agreement, dated January 10, 2022, between SEAC and Continental Stock Transfer & Trust Company, as warrant agent.

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“SEAC Warrant Agreement Amendment” are to an amendment to the SEAC Warrant Agreement, pursuant to which, one business day prior to the Closing, each then issued and outstanding SEAC Public Warrant will be automatically exchanged for $0.50 in cash, and all of the issued and outstanding SEAC Private Placement Warrants will be forfeited and cancelled for no consideration, the form of which is attached hereto as Annex F.

•	“SEAC Warrants” are to the SEAC Private Placement Warrants and the SEAC Public Warrants, collectively.

•	“SEAC Warrant Support Investors” are to those certain SEAC Public Warrantholders who entered into Warrantholder Support Agreements.

•	“SEC” are to the U.S. Securities and Exchange Commission.

•	“Securities Act” are to the U.S. Securities Act of 1933, as amended.

•	“Shareholder Proposals” are to Business Combination Proposal, the SEAC Merger Proposal, the Advisory Organizational Documents Proposals, the Stock Issuance Proposal and the Adjournment Proposal.

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“Special Resolution” are to a resolution passed by a majority of not less than two-thirds (66 2/3%) of the SEAC Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the SEAC Shareholders’ Meeting.

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“Sponsor Support Agreement” are to that certain letter agreement dated as of December 22, 2023, by and among SEAC Sponsor, SEAC, StudioCo and Lions Gate Parent, a copy of which is attached hereto as Annex G.

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“Sponsor Option Agreement” are to the sponsor option agreement that SEAC, New SEAC and the Sponsor will enter into, in connection with the Sponsor Securities Repurchase, one business day prior to the Closing, a copy of which is attached hereto as Annex H.

•	“Starz Business” are to substantially all of the assets and liabilities constituting Lions Gate Parent’s Media Networks segment.

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“Stock Issuance Proposal” are to a proposal to approve, by Ordinary Resolution, assuming the Business Combination Proposal and the SEAC Merger Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Newly Issued Reduction Right Shares, in each case, to PIPE Investors in accordance with the terms of the Subscription Agreements, plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination.

•	“StudioCo” are to LG Orion Holdings ULC, a British Columbia unlimited liability company.

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“StudioCo Amalgamation” are to the amalgamation of StudioCo’s and SEAC Amalco pursuant to the Plan of Arrangement to form one corporate entity (“Pubco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

•	“StudioCo Amalgamation Effective Time” are to the effective time of the StudioCo Amalgamation.

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“Studio Business” are to substantially all of the assets and liabilities constituting Lions Gate Parent’s Motion Picture and Television Production segments and a substantial portion of Lions Gate Parent’s corporate general and administrative functions.

•	“Studio HoldCo” are to LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Lions Gate Parent.

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“Subscription Agreements” are to, the subscription agreements SEAC, New SEAC and Lions Gate Parent entered into with the PIPE Investors concurrently with the execution of the Business Combination Agreement and on April 11, 2024, a form of which is attached hereto as Annex D.

•	“Transfer Agent” are to Continental Stock Transfer & Trust Company, as transfer agent of SEAC.

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“Trading Price” are to the daily closing price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a period of thirty (30) consecutive trading days beginning thirty (30) days or more after the Closing.

•	“Treaty” are to the Canadian-United States Tax Convention (1980), as amended.

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“Trust Account” are to the trust account that holds proceeds from the SEAC IPO and the concurrent private placement of the SEAC Private Placement Warrants, established by SEAC for the benefit of the SEAC Public Shareholders, maintained by Continental Stock Transfer & Trust Company, acting as trustee.

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“Warrant Agreement Amendment Proposal” are to a proposal to approve and adopt the SEAC Warrant Agreement Amendment in the form attached as Annex F hereto to provide that, before the SEAC Merger, each of the then outstanding SEAC Public Warrants will be exchanged by such holder with SEAC for cash in the amount of $0.50 per whole SEAC Public Warrant.

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“Warrantholder Adjournment Proposal” are to a proposal, if put to SEAC Public Warrantholders for a vote, to approve, by Ordinary Resolution, the adjournment of the SEAC Public Warrantholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived.

•	“Warrantholder Proposals” are to the Warrant Agreement Amendment Proposal and Warrantholder Adjournment Proposal.

•	“Warrant Re-Purchase Cut-Off Date” are to the date that is thirty (30) days following the filing of the registration statement, of which this proxy statement/prospectus forms a part.

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“Warrantholder Support Agreements” are to those certain investor rights agreements entered into between StudioCo and certain SEAC Public Warrantholders concurrently with the execution of the Business Combination Agreement, a form of which is attached hereto as Annex E.

Unless otherwise specified, the share counts and other data set forth in this proxy statement/prospectus assume the following solely for illustrative purposes:

•	no SEAC Public Shareholders elect to have their SEAC Class A Ordinary Shares redeemed;

•	the StudioCo Issuance Equity Value is $2.677 billion;

•	at Closing, 253,435,794 Pubco Common Shares are issued to Studio HoldCo, a subsidiary of Lions Gate Parent, assuming a Closing Date of April 10, 2024;

•	23,091,217 Pubco Common Shares are issued to PIPE Investors pursuant to the PIPE (and no PIPE Investors elect to exercise their reduction rights);

•	no Non-Redemption Agreements are entered into prior to Closing;

•	none of the SEAC Insiders or Lions Gate Parent purchase any SEAC Class A Ordinary Shares in the open market;

•	no SEAC Warrants are issued to SEAC Sponsor pursuant to any working capital loans to SEAC; and

•	that there are no other issuances of equity interests of SEAC or StudioCo prior to or in connection with the Closing, other than pursuant to the PIPEs.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement/prospectus constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect SEAC’s, Lions Gate Parent’s or StudioCo’s current views, as applicable, with respect to, among other things, their respective capital resources, performance and results of operations. Likewise, all of Lions Gate Parent’s and StudioCo’s statements regarding anticipated growth in operations, anticipated market conditions, demographics and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believe”, “expect”, “potential”, “continue”, “may”, “will”, “should”, “could”, “seek”, “approximately”, “predict”, “intend”, “plan”, “estimate”, “anticipate” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement/prospectus reflect SEAC’s, Lions Gate Parent’s or StudioCo’s current views, as applicable, about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. None of SEAC, Lions Gate Parent or StudioCo guarantees that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•

possible delays in closing the Business Combination, whether due to the inability to obtain SEAC Shareholder Approval or SEAC Public Warrantholder Approval, or failure to satisfy any of the conditions to closing the Business Combination, as set forth in the Business Combination Agreement;

•

the inability of the Business Combination, or an alternate business combination, to be completed by the Deadline Date, and the potential failure of SEAC to obtain an extension of the Deadline Date if sought by SEAC;

•	any waivers of the conditions to Closing as may be permitted in the Business Combination Agreement;

•	general economic uncertainty;

•	the volatility of currency exchange rates;

•	StudioCo’s ability to manage growth;

•	Pubco’s ability to obtain or maintain the listing of Pubco Common Shares on Nasdaq or any other national exchange following the Business Combination;

•	risks related to the rollout of StudioCo’s business and expansion strategy;

•	the effects of competition on StudioCo’s future business;

•	potential disruption in Lions Gate Parent’s employee retention as a result of the Business Combination;

•

the impact of and changes in governmental regulations or the enforcement thereof, tax laws and rates, accounting guidance and similar matters in regions in which Pubco operates or will operate in the future;

•	international, national or local economic, social or political conditions that could adversely affect the companies and their business;

•	the effectiveness of Pubco’s internal controls and its corporate policies and procedures;

•	changes in personnel and availability of qualified personnel;

•	the volatility of the market price and liquidity of SEAC Units, SEAC Public Shares and SEAC Public Warrants;

•	potential write-downs, write-offs, restructuring and impairment or other charges required to be taken by Pubco subsequent to the Business Combination;

•

the possibility that the SEAC Board’s valuation of StudioCo was inaccurate, including the failure of SEAC’s diligence review to identify all material risks associated with the Business Combination; and

•	the volatility of the market price and liquidity of Pubco Common Shares.

•	factors relating to the business, operations and financial performance of LG Studios and its subsidiaries and the Studio Business, including:

•	the anticipated benefits of the Business Combination may not be achieved;

•	changes in LG Studios’ business strategy, plans for growth or restructuring may increase its costs or otherwise affect its profitability;

•	LG Studios’ revenues and results of operations may fluctuate significantly;

•	the Studio Business relies on a few major retailers and distributors and the loss of any of those could reduce its revenues and operating results;

•	the Studio Business does not have long-term arrangements with many of its production or co-financing partners;

•	protecting and defending against intellectual property claims may have a material adverse effect on the Studio Business;

•	changes in consumer behavior, as well as evolving technologies and distribution models, may negatively affect the Studio Business, financial condition or results of operations;

•	LG Studios could be adversely affected by labor disputes, strikes or other union job actions;

•	LG Studios will be subject to risks associated with possible acquisitions, dispositions, business combinations, or joint ventures; and

•	business interruptions from circumstances or events out of LG Studios’ control could adversely affect LG Studios’ operations.

Forward-looking statements regarding expected ownership of Pubco Common Shares by existing SEAC Shareholders and Lions Gate Parent Shareholders following the Business Combination have been calculated based on each of SEAC’s and StudioCo’s outstanding share capital, each as of the date of this proxy statement/prospectus. The statements contained under the heading “LG Studios Projected Financial Information” in this proxy statement/prospectus are considered forward-looking statements. Forward-looking statements representing post-closing expectations are inherently uncertain. Estimates such as expected revenue, production, operating expenses, Adjusted OIBDA, general and administrative expenses, capital expenditures, free cash flow, net debt, reserves and other measures are preliminary in nature. There can be no assurance that the forward-looking statements will prove to be accurate and reliance should not be placed on these estimates in deciding how to vote on the Proposals. See the other cautionary statements under “LG Studios Projected Financial Information” for further information.

The forward-looking statements contained herein are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. For a further discussion of the risks and other factors that could cause SEAC’s, StudioCo’s or Pubco’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statements, please see the section entitled “Risk Factors”. There may be additional risks that SEAC, StudioCo and/or Lions Gate Parent do not presently know or that SEAC, StudioCo and/or Lions Gate Parent currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made in making these forward-looking statements prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. While such forward-looking statements reflect SEAC’s, StudioCo’s and Lions Gate Parent’s good faith beliefs, as applicable, they are not guarantees of future performance. SEAC, StudioCo and Lions Gate Parent disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement/prospectus, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to SEAC, StudioCo and Lions Gate Parent, as applicable.

QUESTIONS AND ANSWERS ABOUT THE SEAC SHAREHOLDERS’ MEETING, THE BUSINESS

COMBINATION AND THE SEAC PUBLIC WARRANTHOLDERS’ MEETING

The following questions and answers briefly address some commonly asked questions about the Shareholder Proposals to be presented at the SEAC Shareholders’ Meeting, the proposed Business Combination, as well as the Warrantholder Proposals to be presented at the SEAC Public Warrantholders’ Meeting. The following questions and answers do not include all of the information that is important to SEAC Shareholders and SEAC Public Warrantholders. SEAC urges SEAC Shareholders and SEAC Public Warrantholders to carefully read this entire proxy statement/prospectus, including the annexes and other documents referred to herein.

Q:	Why am I receiving this proxy statement/prospectus?

A:

SEAC Shareholders are being asked to consider and vote upon the Shareholder Proposals, including to approve the transactions contemplated by the Business Combination Agreement, including the SEAC Merger, the Cash Distribution, the Domestications and the Arrangement (which includes the Amalgamations).

A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A-1 and Annex A-2.

SEAC Public Warrantholders are being asked to consider and vote upon the Warrant Agreement Amendment Proposal to approve the SEAC Warrant Agreement Amendment in the form attached as Annex F hereto to provide that, upon Closing, each whole SEAC Public Warrant will be exchanged by such holder with SEAC for cash in the amount of $0.50 per whole SEAC Public Warrant. In accordance with the terms of the Warrantholder Support Agreements, the SEAC Warrant Support Investors agreed to vote in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrantholders’ Meeting. Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. Pursuant to the terms of the Sponsor Support Agreement, no later than the Warrant Re-Purchase Cut-Off Date, SEAC Sponsor agreed to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants. If the SEAC Sponsor fails to complete the Purchase Obligation, then SEAC Sponsor shall irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity to extinguish and cancel an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the total amount of (A) the aggregate then current market price for SEAC Public Warrants paid by Lions Gate Parent, Studio HoldCo, StudioCo or any of their respective subsidiaries in connection with their purchase of any SEAC Public Warrants following the date of the Sponsor Support Agreement but prior to the Closing minus (B) $0.50 multiplied by the number of SEAC Public Warrants so purchased (the “SEAC Public Warrant Cutback Amount”).

A copy of the SEAC Warrant Agreement Amendment is attached to this proxy statement/prospectus as Annex F.

This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the SEAC Shareholders’ Meeting and the SEAC Public Warrantholders’ Meeting, respectively. You should read this proxy statement/prospectus and its annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement/prospectus and its annexes.

Q:	What is being voted on at the SEAC Shareholders’ Meeting?

A:	SEAC Shareholders will vote on the following Shareholder Proposals at the SEAC Shareholders’ Meeting:

•

Shareholder Proposal No. 1 – Business Combination Proposal: To approve, by Special Resolution, the Business Combination Agreement and the Business Combination, including the Arrangement and the Plan of Arrangement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement attached hereto as Annex B, (i) SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) pursuant to the Arrangement and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

•

Shareholder Proposal No. 2 – SEAC Merger Proposal: To approve, by Special Resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo with MergerCo (also referred to as SEAC Merger Surviving Company) as the surviving entity and each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share. The full text of the Plan of Merger is attached to the accompanying proxy statement/prospectus as Annex L.

•

Shareholder Proposal No. 3 – Advisory Organizational Documents Proposals: To approve on a non-binding advisory basis, by Ordinary Resolution, the governance provisions contained in the Pubco Closing Articles that materially affect the rights of SEAC Shareholders, presented separately in accordance with the SEC guidance. Proposal No. 3 is separated into sub-proposals as described in “Shareholder Proposal No. 3 — The Advisory Organizational Documents Proposals”.

•

Shareholder Proposal No. 4 – Stock Issuance Proposal: To approve, by Ordinary Resolution, assuming the Business Combination Proposal and the SEAC Merger Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Newly Issued Reduction Right Shares, in each case, to PIPE Investors in accordance with the terms of the Subscription Agreements, plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination.

•

Shareholder Proposal No. 5 – Adjournment Proposal: If put to SEAC Shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals.

The vote of SEAC Shareholders is important. SEAC Shareholders are encouraged to submit their completed proxy card as soon as possible after carefully reviewing this proxy statement/prospectus.

Q:	What is being voted on at the SEAC Public Warrantholders’ Meeting?

A:	SEAC Public Warrantholders will vote on the following Warrantholders Proposals at the SEAC Public Warrantholders’ Meeting:

•	Warrantholder Proposal No. 1 – Warrant Agreement Amendment Proposal: a proposal to approve and adopt the SEAC Warrant Agreement Amendment in the form attached as Annex F hereto to provide that,

before the SEAC Merger, each of the then outstanding SEAC Public Warrants will be exchanged by such holder with SEAC for cash in the amount of $0.50 per whole SEAC Public Warrant. The SEAC Warrant Agreement Amendment will be contingent upon SEAC Shareholder Approval and consummation of the Business Combination.

•

Warrantholder Proposal No. 2 – Warrantholder Adjournment Proposal: If put to SEAC Public Warrantholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Public Warrantholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived.

The vote of SEAC Public Warrantholders is important. SEAC Public Warrantholders are encouraged to submit their completed proxy card as soon as possible after carefully reviewing this proxy statement/prospectus.

Q:	Are the Proposals conditioned on one another?

A:

SEAC may not consummate the Business Combination unless the Business Combination Proposal, the Merger Proposal and the Stock Issuance Proposal are approved at the SEAC Shareholders’ Meeting. The Advisory Organizational Documents Proposals are non-binding and are not conditioned on the approval of any other Shareholder Proposal set forth in this proxy statement/prospectus. The Adjournment Proposal is not conditioned on the approval of any other Shareholder Proposal set forth in this proxy statement/prospectus. Additionally, the Business Combination is conditioned on, among other things, the approval and adoption of the SEAC Warrant Agreement Amendment, and the SEAC Warrant Agreement Amendment is conditioned on the Closing of the Business Combination.

Q:	What will happen in the Business Combination?

A:

Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement, the Business Combination will be effected as follows: (i) SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) pursuant to the Arrangement and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

One business day prior to the Closing Date and prior to the SEAC Merger, subject to the approval by the SEAC Public Warrantholders of the SEAC Warrant Agreement Amendment, each then issued and outstanding SEAC Public Warrant will be automatically exchanged for $0.50 in cash. In addition, all of the SEAC Private Placement Warrants will be forfeited and cancelled for no consideration.

One business day prior to the Closing Date and in connection with the SEAC Merger, each of the then issued and outstanding SEAC Class A Ordinary Shares will be exchanged for one Class A ordinary share in the authorized share capital of New SEAC (the “New SEAC Class A Ordinary Shares”). In addition, each issued and outstanding SEAC Sponsor Option will convert, automatically on a one-for-one basis, into an option (the “New SEAC (Cayman) Sponsor Options”) to purchase New SEAC Class A Ordinary Shares.

One business day prior to the Closing Date and concurrently with and as part of the continuation of SEAC Merger Surviving Company under the BC Act and as part of the MergerCo Domestication and Conversion, each then issued and outstanding Class A Ordinary Share of Merger Surviving Company will be reclassified as a Class A Common Share in the authorized share structure of SEAC Merger Surviving Company.

Immediately following the MergerCo Domestication and Conversion and as part of the New SEAC Domestication, each New SEAC Class A Ordinary Share will be reclassified as a Class A common share in the authorized share structure of New SEAC (each a “New SEAC Class A Common Share”) and each New SEAC (Cayman) Sponsor Option issued and outstanding immediately prior to the New SEAC Domestication will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase New SEAC Class A Common Shares (the “New SEAC (BC) Sponsor Options”).

On the Closing Date, prior to the SEAC Amalgamation, the MergerCo Amalgamation will take place will take place and (i) the shares of New BC Sub will be cancelled on the MergerCo Amalgamation without any repayment of capital in respect of those shares, and (ii) each of the MergerCo Class A Common Shares issued and outstanding immediately prior to the MergerCo Amalgamation will remain outstanding as Class A common shares of MergerCo Amalco (the “MergerCo Amalco Common Shares”).

On the Closing Date, immediately following the MergerCo Amalgamation, the SEAC Amalgamation will take place and (i) the MergerCo Amalco Common Shares will be cancelled on the SEAC Amalgamation without any repayment of capital in respect of those shares, (ii) each of the New SEAC Class A Common Shares issued and outstanding immediately following the Domestication and prior to the SEAC Amalgamation will remain outstanding as Class A common shares of SEAC Amalco (the “SEAC Amalco Common Shares”) and (iii) each New SEAC (BC) Sponsor Option issued and outstanding immediately prior to the SEAC Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase SEAC Amalco Common Shares (the “SEAC Amalco Sponsor Options”).

On the Closing Date, following the SEAC Amalgamation, the StudioCo Amalgamation will take place and (i) each then issued and outstanding SEAC Amalco Common Share will be cancelled in exchange for one share of Pubco (the “Pubco Common Shares”), (ii) each then issued and outstanding common share, without par value, of StudioCo (the “StudioCo Common Shares”) shall be cancelled in exchange for a number of Pubco Common Shares equal to the StudioCo Issuance Amount (as defined in the Business Combination Agreement), and (iii) each SEAC Amalco Sponsor Option issued and outstanding immediately prior to the StudioCo Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase Pubco Common Shares (the “Pubco Sponsor Options”).

Following the Business Combination, Pubco will be a public company and is expected to be listed on Nasdaq. New SEAC will apply to have the Pubco Common Shares listed on Nasdaq. Listing is subject to the approval of Nasdaq in accordance with its original listing requirements. There is no assurance that Nasdaq will approve New SEAC’s listing applications. Any such listing of the Pubco Common Shares will be conditional upon Pubco fulfilling all of the listing requirements and conditions of Nasdaq. For more information about the Business Combination Agreement and the Business Combination, please see the section entitled “The Business Combination”.

Q:	What is the purchase price for the Studio Business implied in the Business Combination?

A:

In the Business Combination, SEAC Amalco and StudioCo will amalgamate to form Pubco. In exchange for 100% of the equity interests of StudioCo, Lions Gate Parent will receive a number of Pubco Common Shares equal to the StudioCo Issuance Equity Value divided by $10.70. The “StudioCo Issuance Equity Value” is determined by the following formula, as of immediately prior to commencement of the SEAC Pre-Arrangement Steps (excluding, for the avoidance of doubt, the impact of the net proceeds of the Transactions to Pubco): (i) $4,600,000,000 minus (ii) Net Corporate Indebtedness attributed to the Studio Business, minus (iii) the (A) redeemable non-controlling interests of the type characterized as such in the Lionsgate November 10-Q (as defined below) minus (B) minority investments of the Studio Business of the type characterized as such in Note 4 to the Lionsgate November 10-Q. “Net Corporate Indebtedness” means (a) indebtedness of the type characterized as “corporate debt” in the quarterly report on Form 10-Q of Lions Gate Parent for the period ended September 30, 2023, as filed with the Lionsgate November 10-Q, excluding any (i) senior notes issued under the Lions Gate Parent Indenture and (ii) guarantee of the senior notes under the Lions Gate Parent Indenture, as will be reflected in the Intercompany Financing Arrangement (as defined in the Business Combination Agreement and as described herein), minus (b) cash and cash equivalents.

As further described under “—What will be the equity stakes of the SEAC Public Shareholders, SEAC Sponsor, Lions Gate Parent and the PIPE Investors in Pubco upon completion of the Business Combination?” it is expected that upon completion of the Business Combination, Studio HoldCo, a subsidiary of Lions Gate Parent, will receive 253,435,794 Pubco Common Shares at an implied purchase price per share of $10.70. This is based upon an estimated StudioCo Issuance Equity Value of approximately $2,677 million, which assumes that, immediately prior to the closing of the Business Combination, Net Corporate Indebtedness will be $1,748 million, redeemable noncontrolling interests of the Studio Business will be $212.1 million and minority investments of the Studio Business will be $71.5 million. See the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information” and “The Business Combination—Sources and Uses for the Business Combination” for additional information regarding these assumptions. The actual number of Pubco Common Shares issued to Studio HoldCo, a subsidiary of Lions Gate Parent, as consideration may vary based on the actual values of the foregoing items as of immediately prior to the closing of the Business Combination.

For additional information regarding the value and pricing being assigned to the Pubco Common Shares to be received by the SEAC Public Shareholders, SEAC Sponsor and the PIPE Investors, please see “—What is the per share value attributed to Pubco Common Shares to be received by the SEAC Public Shareholders, the SEAC Sponsor and the PIPE Investors at the Closing?” below.

Q:	What is the per share value attributed to Pubco Common Shares to be received by the SEAC Public Shareholders, the SEAC Sponsor and the PIPE Investors at the Closing?

A:

Pursuant to the Business Combination Agreement, SEAC Public Shareholders who do not redeem their SEAC Class A Ordinary Shares will ultimately (as a result of the SEAC Merger and the Amalgamations) receive one (1) Pubco Common Share for each SEAC Class A Ordinary Share held by them immediately prior to the SEAC Merger. While we cannot be certain of the price such SEAC Public Shareholders paid for their SEAC Public Shares, assuming they purchased their SEAC Public Shares as part of the SEAC Units issued in the SEAC IPO for $10.00 per SEAC Unit, the effective purchase price paid per SEAC Public Share would be approximately $10.00.

In connection with the SEAC IPO, SEAC Sponsor paid an aggregate of $25,000 for 18,750,000 SEAC Founder Shares (after forfeiture due to there being no exercise of the underwriters’ over-allotment option in the SEAC IPO), for an aggregate purchase price per share of $0.00133, and an aggregate of approximately $17,600,000 for 11,733,333 SEAC Private Placement Warrants. Pursuant to the Business Combination Agreement and the Sponsor Support Agreement, prior to the consummation of the Business Combination, SEAC will repurchase 16,740,000 SEAC Founder Shares from the SEAC Sponsor for an aggregate purchase price of $1.00 and 2,200,000 Pubco Sponsor Options, and the SEAC Sponsor will (i) transfer 210,000 SEAC Class B Ordinary Shares held by it to SEAC’s independent directors and certain SEAC officers and advisors, and (ii) forfeit all of the 11,733,333 SEAC Private Placement Warrants held by it for no consideration (the Sponsor Securities Repurchase, the transfer to the independent directors and advisors and the Private Placement Warrants Forfeiture, collectively, the “SEAC Sponsor Share Reductions”). In connection with the SEAC Merger and the Business Combination, the remaining 1,800,000 SEAC Founder Shares held by the SEAC Sponsor will be exchanged on a one-for-one basis into Pubco Common Shares, valued at $10.70 per share. The Pubco Sponsor Options will not be exercisable until the Trading Price of Pubco Common Shares equals or exceeds $16.05 per share or in the event of a change of control, subject to certain conditions as set forth in the Sponsor Option Agreement. Assuming no Pubco Common Shares are issued upon exercise of the Pubco Sponsor Options and no additional SEAC Class A Ordinary Shares are purchased by the SEAC Sponsor prior to the Closing, the effective purchase price per share for the 1,800,000 Pubco Common Shares to be held by the SEAC Sponsor at the Closing would be approximately $9.79 based on the SEAC Sponsor’s total investment of $17,625,000. Assuming the exercise of all 2,200,000 Pubco Sponsor Options, the SEAC Sponsor will hold 4,000,000 Pubco Common Shares, which would decrease such effective purchase price per share to approximately $4.41.

As of the date of this proxy statement/prospectus, the PIPE Investors have agreed to pay an aggregate of $225.0 million to purchase an aggregate of approximately 23,091,217 PIPE Shares. In accordance with the terms of the Initial Subscription Agreements (as defined below), the PIPE Investors therein agreed to purchase Pubco Common Shares at a price of $9.63 per share, which represents a discount of 10%, or $1.07 per share or approximately $19.4 million in the aggregate, to the $10.70 per share value of the Pubco Common Shares the other SEAC Shareholders will receive for their shares at the Closing. Additionally, in accordance with the terms of the Additional Subscription Agreement (as defined below), the PIPE Investor therein agreed to purchase Pubco Common Shares at a price of $10.165 per share, which represents a discount of 5%, or $0.535 per share or approximately $2.6 million in the aggregate, to the $10.70 per share value of the Pubco Common Shares the other SEAC Shareholders will receive for their shares at the Closing. The 10% or 5% discount, or the approximately $22.1 million discount in the aggregate, reflects a premium to PIPE Investors to compensate them for the illiquidity of their investment and their upfront commitment of capital.

As of the date of this proxy statement/prospectus, there are no commitments for additional PIPEs and no Non-Redemption Agreements between SEAC and any SEAC Public Shareholders or prospective SEAC Public Shareholders, but this may change prior to the Closing. The decision of whether to enter into any such agreements will be made by the parties based on, among other things, market conditions and the assessment of the level of potential redemptions of SEAC Public Shares, taking into account the high level of redemptions in recent SPAC business combination transactions. Any such additional agreements will be disclosed prior to the redemption deadline in this proxy statement/prospectus, a press release or a Current Report on Form 8-K.

Q:	How were the transaction structure and consideration for the Business Combination determined?

Following the closing of the SEAC IPO, SEAC representatives commenced a robust search for businesses or assets to acquire for the purpose of consummating an Initial Business Combination. In June 2023, SEAC management identified StudioCo as a potential target company for a business combination with SEAC. On November 10, 2023, Lionsgate and SEAC signed a non-binding term sheet for a business combination transaction. Please see the subsection entitled “The Business Combination—Background of the Business Combination” for additional information.

Q:	Why is SEAC proposing the Business Combination?

A:

SEAC was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination involving SEAC and one or more businesses or entities.

On January 10, 2022, SEAC completed the SEAC IPO of 75,000,000 SEAC Units, with each SEAC Unit consisting of one SEAC Class A Ordinary Share and one-third of one redeemable SEAC Public Warrant, generating gross proceeds to SEAC of $750,000,000. Each whole SEAC Public Warrant entitles the holder thereof to purchase one SEAC Class A Ordinary Share at a price of $11.50 per share. Prior to the consummation of the SEAC IPO, on November 5, 2021, the SEAC Sponsor paid an aggregate of $25,000 to cover certain offering and formation costs of SEAC in consideration for 17,250,000 SEAC Founder Shares. On December 13, 2021, SEAC effected a share recapitalization with respect to the SEAC Founder Shares whereby SEAC issued one and one-quarter SEAC Founder Shares in respect of each outstanding Founder

Share, resulting in the SEAC Sponsor owning 21,562,500 SEAC Founder Shares. The SEAC Founder Shares included an aggregate of up to 2,812,500 shares subject to forfeiture by SEAC Sponsor to the extent that the IPO Underwriters’ over-allotment was not exercised in full or in part, so that the number of SEAC Founder Shares would collectively represent 20% of SEAC’s issued and outstanding shares upon the completion of the SEAC IPO. The IPO Underwriters had 45 days from the date of the SEAC IPO to exercise their over-allotment option. On February 19, 2022, 2,812,500 SEAC Founder Shares were forfeited because the underwriters did not exercise their over-allotment option, resulting in the SEAC Sponsor holding 18,750,000 SEAC Founder Shares. Since the SEAC IPO, SEAC’s activity has been limited to the search for a prospective Initial Business Combination.

The amended and restated memorandum and articles of association of SEAC, which became effective on January 5, 2022 (the “SEAC IPO Articles”) initially provided that SEAC had 24 months from the closing of the SEAC IPO, or 27 months from the consummation of the SEAC IPO if SEAC had executed a definitive agreement for its initial Business Combination within 24 months from the consummation of the IPO (before January 10, 2024), or such later time as the SEAC Shareholders may approve in accordance with the SEAC Articles, to complete an Initial Business Combination. SEAC executed the Business Combination Agreement on December 22, 2023 and so, under the SEAC IPO Articles, SEAC had until April 10, 2024 to complete an Initial Business Combination. On April 9, 2024, SEAC held an extraordinary general meeting (the “Extension Meeting”) of its shareholders, at which the SEAC Shareholders approved an amendment to the SEAC IPO Articles to, among other things, extend the date by which SEAC must consummate an Initial Business Combination from April 10, 2024 to June 15, 2024, provided that the SEAC Board may in its sole discretion to wind up SEAC’s earlier operations on an earlier date than June 15, 2024. Therefore, the current SEAC Articles, which took effect on April 9, 2024, provide that SEAC has until June 15, 2024 to complete an Initial Business Combination.

The SEAC Board considered a wide variety of factors in connection with its evaluation of the Business Combination, including the evaluation and recommendation of the SEAC Transaction Committee as well as the SEAC Transaction Committee and SEAC Board’s review of the results of the due diligence conducted by SEAC management and its advisors. As a result, the SEAC Transaction Committee and the SEAC Board concluded that a transaction with StudioCo would present an attractive opportunity to maximize value for SEAC Shareholders. Please see the subsection entitled “The Business Combination— The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”.

Q:	Why was the SEAC Transaction Committee formed?

A:

Recognizing Mr. Sloan’s potential conflict of interest in the Business Combination, the SEAC Board formed the SEAC Transaction Committee, a committee comprised of two independent members of the SEAC Board, Amy Gershkoff Bolles and Isaac Lee, to, among other things, review the terms of the potential transaction, review and engage in due diligence, engage in separate discussions with SEAC management and SEAC’s advisors regarding the transaction and retain an independent financial advisor and any other advisors if deemed necessary. Harry E. Sloan, the Chairman of the SEAC Board, also serves as a member of the board of directors, the compensation committee and the strategic advisory committee of Lions Gate Parent and, as of April 10, 2024, beneficially owned 70,101 Class A voting shares of Lions Gate Parent and 271,344 Class B non-voting shares of Lions Gate Parent, each of which represents less than 1% of the respective class of shares of Lions Gate Parent. Mr. Sloan also participates in the compensation programs, indemnification and insurance arrangements of Lions Gate Parent applicable to non-employee directors. Mr. Sloan recused himself from participating in any deliberations by either the board of directors of Lions Gate Parent or the SEAC Board regarding the Business Combination. For a more complete description of the SEAC Insiders’ potential conflict of interests in the Business Combination, please see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination.” For additional information regarding the SEAC Transaction Committee, see the subsection entitled “The Business Combination—The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”.

Q:	What conditions must be satisfied to complete the Business Combination?

A:

There are several closing conditions in the Business Combination Agreement, including the approval by SEAC Shareholders of the Business Combination Proposal, the adoption of the SEAC Warrant Agreement Amendment and the Minimum Cash Condition. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the subsection entitled “The Business Combination—Conditions to Closing of the Business Combination”.

Q:	Is it possible for the Aggregate Transaction Proceeds to be greater or less than $350,000,000?

Yes. In accordance with the terms of the Business Combination Agreement, the Aggregate Transaction Proceeds must be no less than $350,000,000 and no greater than $409,500,000, with at least $125,000,000 of which being held in the Trust Account (which amount may be reduced dollar for dollar for any amounts that may be raised pursuant to additional PIPE subscription agreements entered into before the Closing or increased as approved by each of SEAC and Lions Gate Parent). Though it is a condition to the closing of the Business Combination that the Aggregate Transaction Proceeds be at least $350,000,000 (the “Minimum Cash Condition”), Lions Gate Parent may waive such closing condition under the Business Combination Agreement with the consent of the other party. Similarly, Lions Gate Parent may waive the condition that Aggregate Transaction Proceeds do not exceed $409,500,000. As of April 10, 2024, there is an aggregate amount of cash in the Trust Account equal to approximately $184,377,981 attributable to 17,175,223 SEAC Class A Ordinary Shares that have not been redeemed, and which amount when added to the PIPE Investment Amount of $225,000,000 would equal an amount less than $409,500,000. Therefore, the condition that requires Aggregate Transaction Proceeds not to exceed $409,500,000 would allow all current SEAC Public Shareholders who wish to do so to elect not to redeem their SEAC Public Shares and to have such shares exchanged, on a one-for-one basis, into Pubco Common Shares at the Closing, in accordance with the terms of the Business Combination Agreement. In no event will SEAC Public Shareholders receive less than one Pubco Common Share for each SEAC Public Share they own as of the date of this proxy statement/prospectus. See the section entitled “Risk Factors — The completion of the Business Combination is subject to certain closing conditions, including satisfaction of all closing conditions in the Business Combination Agreement, including those relating to the PIPE, and any such conditions may not be satisfied on a timely basis, if at all.” for additional information.

Q:	How will Pubco be managed and governed following the Business Combination?

Upon consummation of the Business Combination and at the StudioCo Amalgamation Effective Time, Pubco will be governed by the Pubco Closing Articles, which will be substantially in the form set forth in Annex C to this proxy statement/prospectus. The Pubco Board will be responsible for guiding Pubco’s business and affairs and overseeing management. Pubco’s management team will be derived from StudioCo’s existing employees and members of management, who will be responsible for the execution of the combined business’s strategy. Please see the section entitled “Management of Pubco After the Business Combination” for more information.

Q:	Will Lions Gate Parent conduct a “spin-off” or separation and distribution of its Pubco Common Shares to the shareholders of Lions Gate Parent?

A: Lions Gate Parent currently contemplates a separation of the Studio Business and Starz Business into two independent companies. Nonetheless, no assurance can be given that such a separation will be completed within a particular timeframe or at all. See the section entitled “Risk Factors—Lions Gate Parent may not be able to complete a separation of Pubco from the Starz Business of Lions Gate Parent in a timely manner, or at all.”

Q:	What will be the equity stakes of the SEAC Public Shareholders, SEAC Sponsor, Lions Gate Parent and the PIPE Investors in Pubco upon completion of the Business Combination?

A:

SEAC, New SEAC and StudioCo anticipate that, upon the Closing and assuming the full exercise of securities convertible into or exchangeable for Pubco Common Shares, the ownership of Pubco Common Shares will be as follows (totals may not add to 100.0% due to rounding):

	Assuming No Additional Redemptions (Shares)%		Assuming Maximum Redemptions (Shares)%
Lions Gate Parent	253,435,794	85.1%	253,435,794	86.7%
SEAC Public Shareholders(1)	17,175,223	5.8%	11,644,031	4.0%
SEAC Sponsor and its permitted transferees (2)	4,210,000	1.4%	4,210,000	1.4%
PIPE Investors(1)	23,091,217	7.8%	23,091,217	7.9%

Pro Forma Common Shares Outstanding	297,912,234	100.0%	292,381,042	100.0%

(1)

Excludes any Additional Shares that may be issued to PIPE Investors who exercise their reduction rights and any SEAC Public Shareholders who enter into discounted Non-Redemption Agreements prior to the Closing.

(2)

Assumes the vesting of all of the 2,200,000 SEAC Sponsor Options to purchase Pubco Common Shares, each of which, if the following vesting condition is met within 5 years from Closing, will entitle the SEAC Sponsor to purchase one Pubco Common Share for $0.0001 per share. The SEAC Sponsor Options will vest, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, on or after the date on which (i) the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) a change of control occurs, subject to certain conditions.

Under the Business Combination Agreement, the number of Pubco Common Shares to be issued to Studio HoldCo in connection with the StudioCo Amalgamation cannot be less than 82.5% of the Pubco Common Shares issued and outstanding immediately following the consummation of the Business Combination (including the Pubco Common Shares that may be issued upon exercise of the PubCo Sponsor Options and the issuance of any Pubco Common Shares to PIPE Investors). In connection with the Business Combination, all of the outstanding SEAC Public Warrants will be exchanged for $0.50 per warrant in cash and all of the SEAC Private Placement Warrants will be forfeited by the SEAC Sponsor for no consideration, so that Pubco will not have any warrants outstanding.

Please see the subsection entitled “The Business Combination—Total Pubco Common Shares to Be Issued in the Business Combination” and the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

The figures in the above table are presented only as illustrative examples and are based on assumptions described above, which may be different from the actual amount of redemptions in connection with the Business Combination.

Q:	How will the proceeds from the Business Combination be used by Pubco?

A:

A portion of the Aggregate Transaction Proceeds in the Business Combination will be used by Pubco to pay certain SEAC transaction expenses, which are estimated to be approximately $21 million, and to fund the SEAC Public Warrant Exchange, which is estimated to cost approximately $12.5 million. Any amounts remaining, which are estimated to be between approximately $317 and $374 million, will be paid by a subsidiary of Pubco to a subsidiary of Lions Gate Parent in partial repayment of certain intercompany debt arrangements. See the section entitled “The Business Combination—Sources and Uses for the Business Combination.” See the sections entitled “Risk Factors—Risks Related to the Studio Business—LG Studios

may incur debt obligations that could adversely affect its business and profitability and its ability to meet other obligations” and “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

Q:	Why is SEAC proposing the Advisory Organizational Documents Proposals?

A:

As required by applicable SEC guidance, SEAC is requesting that the SEAC Shareholders consider and vote upon, on a non-binding advisory basis, proposals to approve the governance provisions contained in the Pubco Closing Articles that materially affect the rights of SEAC Shareholders. These non-binding advisory votes are not otherwise required by either Cayman Islands or British Columbia law and are separate and apart from the Business Combination Proposal, but consistent with SEC guidance, SEAC is submitting these proposals to its shareholders separately as the sub-proposals for approval. Please see the section entitled “Comparison of Corporate Governance and Shareholder Rights” elsewhere in this proxy statement/prospectus for additional information. However, the SEAC Shareholder votes regarding these Proposals are advisory votes and are not binding on the SEAC Board. Furthermore, the Business Combination is not conditioned on the separate approval of the Advisory Organizational Documents Proposals.

The full text of the Pubco Closing Articles is attached to this proxy statement/prospectus as Annex C. Please see the section entitled “Shareholder Proposal No. 3—The Advisory Organizational Documents Proposals” for additional information.

Q:	Did the SEAC Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:

Yes. The SEAC Board received the Fairness Opinion from Duff & Phelps as to the fairness, from a financial point of view, to the SEAC Shareholders (other than the SEAC Sponsor and its affiliates, the PIPE Investors and any investor who enter into a discounted Non-Redemption Agreement (other than in their capacities as SEAC Shareholders as of the date of the Fairness Opinion), collectively the “Excluded Shareholders”) of the consideration to be received in the Business Combination by such SEAC Shareholders, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion as more fully described under the subsection “The Business Combination—Opinion of the SEAC Financial Advisor”.

Q:

What are some of the positive and negative factors that the SEAC Board and the SEAC Transaction Committee considered when determining to enter into the Business Combination Agreement and their rationale for approving the Business Combination?

A:

The SEAC Transaction Committee and the SEAC Board considered a number of factors pertaining to the Business Combination as generally supporting their respective decisions to enter into the Business Combination Agreement and the transactions contemplated thereby, which are described more fully in the subsection entitled “The Business Combination — The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”.

The SEAC Transaction Committee and the SEAC Board viewed their respective decisions as being based on all of the information available and the factors presented to and considered by each of them. In addition, members of the SEAC Transaction Committee and the SEAC Board may have given different weight to different factors.

The SEAC Transaction Committee also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•

Benefits Not Achieved. The risk that the potential benefits of the Business Combination or anticipated performance of StudioCo may not be fully achieved, or may not be achieved within the expected timeframe and that the results of operations of Pubco’s business may differ materially from the projections prepared by StudioCo and reviewed by the SEAC Transaction Committee and the SEAC Board.

•

Liquidation of SEAC. The risks and costs to SEAC if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in SEAC being unable to effect an initial business combination within the required timeframe under the SEAC Articles and force SEAC to liquidate and the SEAC Warrants to expire worthless.

•	Shareholder Vote. The risk that SEAC Shareholders may fail to approve the Business Combination.

•	Closing Conditions. The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the parties’ control.

•

Litigation. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•	Fees and Expenses. The fees and expenses associated with completing the Business Combination.

•

SEAC Public Shareholders Will Have a Minority Ownership Interest in PubCo. The fact that current SEAC Shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Shares as consideration in the Business Combination and, as a result, such SEAC Shareholders will collectively own a minority interest in Pubco after the Closing. Having a minority ownership interest may reduce the influence that current SEAC Shareholders have on the management of Pubco.

•

Other Risks. The various other risks associated with the Business Combination, SEAC’s business and the businesses of StudioCo described in the “Risk Factors” section of this proxy statement/prospectus.

•

Interests of Certain Persons. The interests of certain of SEAC management in the Business Combination are in addition to, and may be different from, the interests of SEAC Shareholders. The SEAC Transaction Committee and the SEAC Board were aware of these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the SEAC Transaction Committee and the SEAC Board, the Business Combination Agreement and the Business Combination.

The SEAC Transaction Committee and the SEAC Board concluded that the potential benefits that they expected SEAC and SEAC Shareholders to achieve as a result of the Business Combination outweighed the potential negative factors associated with the Business Combination. Accordingly, the SEAC Transaction Committee and the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) unanimously determined that the Business Combination Agreement and the Business Combination were advisable, fair to, and in the best interests of, SEAC and the SEAC Shareholders.

For more information about the SEAC Transaction Committee and the SEAC Board’s decision-making process, see the subsection entitled “The Business Combination — The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”.

Q:	What happens if I sell my SEAC Class A Ordinary Shares before the SEAC Shareholders’ Meeting?

A:

The record date for the SEAC Shareholders’ Meeting is earlier than the date of the SEAC Shareholders’ Meeting and the date that the Business Combination is expected to be completed. If you transfer your SEAC Class A Ordinary Shares after the record date, but before the SEAC Shareholders’ Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the SEAC Shareholders’ Meeting. However, you will not be able to seek redemption of your SEAC Class A Ordinary Shares in accordance with the provisions described in this proxy statement/prospectus. If you transfer your SEAC Class A Ordinary Shares prior to the record date, you will have no right to vote those shares at the SEAC Shareholders’ Meeting or seek redemption of your SEAC Class A Ordinary Shares.

Q:	What happens if I sell my SEAC Public Warrants before the SEAC Public Warrantholders’ Meeting?

A:

The record date for the SEAC Public Warrantholders’ Meeting is earlier than the date of the SEAC Public Warrantholders’ Meeting and the date that the Business Combination is expected to be completed. If you transfer your SEAC Public Warrants after the record date, but before the SEAC Public Warrantholders’ Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the SEAC Public Warrantholders’ Meeting.

Q:	How has the announcement of the Business Combination affected the trading price of SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants?

A:

On December 21, 2023, the last trading date before the public announcement of the Business Combination, SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants closed at $10.65, $10.56 and $0.10, respectively. On January 4, 2024, the trading date immediately prior to the initial filing date of this proxy statement/prospectus, SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants closed at $10.71, $10.60 and $0.48, respectively. On April 10, 2024, SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants closed at $10.81, $10.71 and $0.48, respectively.

Q:	Following the Business Combination, will SEAC’s securities continue to trade on a stock exchange?

A:

No. SEAC, StudioCo and New SEAC anticipate that, following consummation of the Business Combination, the SEAC Class A Ordinary Shares, SEAC Units and SEAC Public Warrants will be delisted from Nasdaq, and SEAC will be deregistered under the Exchange Act. Each SEAC Class A Ordinary Share that is not redeemed by the holder thereof will be, through a series of transactions, exchanged for one Pubco Common Share, as further described under the section titled “What will be the equity stakes of the SEAC Public Shareholders, SEAC Sponsor, Lions Gate Parent and the PIPE Investors in Pubco upon completion of the Business Combination?” In addition, each whole SEAC Public Warrant, subject to the approval of the SEAC Public Warrant Agreement, will be exchanged for $0.50 per warrant in cash and each SEAC Private Placement Warrant will be forfeited.

New SEAC will apply to have the Pubco Common Shares listed on Nasdaq. Listing is subject to the approval of Nasdaq, in accordance with its original listing requirements. There is no assurance that Nasdaq will approve New SEAC’s listing applications. Any such listing of the Pubco Common Shares will be conditional upon Pubco fulfilling all of the listing requirements and conditions of Nasdaq. It is anticipated that upon the Closing, the Pubco Common Shares will be listed on Nasdaq under the ticker symbol “LION”. Please see the subsection entitled “The Business Combination—Listing of Pubco Common Shares on Nasdaq” for additional information.

Q:	Why is SEAC proposing the SEAC Warrant Agreement Amendment?

A:

The intent of the SEAC Warrant Agreement Amendment is to reduce the dilutive effect of the presently issued and outstanding SEAC Public Warrants and SEAC Private Placement Warrants to purchase an aggregate of 36,733,333 shares of SEAC Class A Ordinary Shares and to ensure that Lions Gate Parent owns at least 82.5% of Pubco Common Shares upon the Closing.

Q:	Who is eligible to vote on the Warrant Agreement Amendment Proposal?

A:

This proxy statement/prospectus and the proxy card are being made available to all persons who were holders of SEAC Public Warrants on April 16, 2024, the record date for voting at the SEAC Public Warrantholders’ Meeting. Such date has been fixed by SEAC for the determination of SEAC Public Warrantholders entitled to vote on the SEAC Warrant Agreement Amendment (as well as the record date for the determination of SEAC Public Warrantholders entitled to vote at the SEAC Public Warrantholders’ Meeting).

Q.	What vote is required to approve the Shareholder Proposals presented at the SEAC Shareholders’ Meeting?

A:

Approval of each of the Business Combination Proposal and the SEAC Merger Proposal requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of not less than two thirds (66 2/3%) of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class. Each of the Advisory Organizational Documents Proposals, the Stock Issuance Proposal and (if put) the Adjournment Proposal require the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of a majority of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class. Abstentions, while considered as present for purposes of establishing a quorum, will not count as votes cast at the SEAC Shareholders’ Meeting and therefore will have no effect on any of the Shareholder Proposals (assuming a quorum is present).

Q.	What vote is required to approve the Warrantholder Proposals presented at the SEAC Public Warrantholders’ Meeting?

Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. Accordingly, a SEAC Public Warrantholder’s failure to vote by proxy or to vote virtually at the SEAC Public Warrantholders’ Meeting, an abstention from voting, or a broker non-vote, will have the same effect as a vote “AGAINST” the Warrant Agreement Amendment Proposal.

The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the SEAC Public Shares that are voted at the SEAC Public Warrantholders’ Meeting. Accordingly, a SEAC Public Warrantholder’s failure to vote by proxy or to vote virtually at the SEAC Public Warrantholders’ Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal.

Q:	May the SEAC Sponsor, directors, officers, advisors or any of their respective affiliates purchase SEAC Public Shares in connection with the Business Combination?

A:

In connection with the vote of SEAC Shareholders to approve the proposed Business Combination, SEAC Sponsor, SEAC management or SEAC’s advisors and any of their respective affiliates may privately negotiate to purchase SEAC Public Shares from SEAC Public Shareholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per share pro rata portion of the Trust Account. SEAC Sponsor, SEAC management or SEAC’s advisors and any of their respective affiliates will not make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such SEAC Public Shares or during a restricted period under Regulation M under the Exchange Act or other federal securities laws. Such a purchase could include a contractual acknowledgement that such SEAC Shareholder, although still the record holder of such SEAC Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Any SEAC Public Shares purchased by SEAC Sponsor, SEAC management or SEAC’s advisors or any of their respective affiliates would not be voted in favor of approving the Business Combination. In the event that SEAC Sponsor, SEAC management or SEAC’s advisors or any of their respective affiliates purchase SEAC Public Shares in privately negotiated transactions from SEAC Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. In addition, SEAC Sponsor, SEAC management and SEAC’s advisors or any of their respective affiliates would waive any redemption rights with respect to any SEAC Public Shares that they purchase in any such privately negotiated transactions. Any such privately negotiated purchases may be effected at purchase prices that are no higher than the per share pro rata portion of the Trust Account.

Q:	How many votes do I have at the SEAC Shareholders’ Meeting?

A:

For all Shareholder Proposals, SEAC Shareholders are entitled to one vote at the SEAC Shareholders’ Meeting for each SEAC Class A Ordinary Share or SEAC Class B Ordinary Share held of record as of April 16, 2024, the record date for the SEAC Shareholders’ Meeting. As of the close of business on the record date, there were 17,175,223 outstanding SEAC Class A Ordinary Shares, which are held by SEAC Public Shareholders, and 18,750,000 outstanding SEAC Class B Ordinary Shares, which are currently held by the SEAC Sponsor.

Q:	How many votes do I have at the SEAC Public Warrantholders’ Meeting?

A:

SEAC Public Warrantholders are entitled to one vote at the SEAC Public Warrantholders’ Meeting for each whole SEAC Public Warrant held of record as of April 16, 2024 the record date. As of the close of business on the record date, there were 25,000,000 outstanding SEAC Public Warrants.

Q:	Must I pay an exercise price in connection with the warrant exchange?

A:	No. SEAC Public Warrantholders will not be required to pay an exercise price in connection with the warrant exchange or otherwise in connection with the SEAC Warrant Agreement Amendment.

Q:	If the SEAC Warrant Agreement Amendment is approved, what will I receive upon consummation of the warrant exchange?

A:	In connection with the Closing, you will receive $0.50 for each whole SEAC Public Warrant you own. Any fractional SEAC Public Warrants will be cancelled for no consideration.

Q:	Are there any other conditions to effectiveness of the SEAC Warrant Agreement Amendment?

A:

Yes. Even if the required votes to approve the SEAC Warrant Agreement Amendment are obtained, if the Business Combination Agreement is terminated in accordance with its terms or the consummation of the Business Combination does not occur for any reason, the SEAC Warrant Agreement Amendment will not become effective.

Q:	How do I attend the SEAC Shareholders’ Meeting?

A:

The SEAC Shareholders’ Meeting will be held on May 7, 2024, at 10:30 a.m., Eastern Time at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020 and virtually via live webcast at https://www.cstproxy.com/screamingeagleacquisition/2024. pursuant to the procedures described in this proxy statement/prospectus, or such other date, time and place to which such meeting may be adjourned, to consider and vote upon the Shareholder Proposals. All SEAC Shareholders as of the record date, or their duly appointed proxies, may attend the SEAC Shareholders’ Meeting, which will be held both in person and virtually. SEAC Shareholders may attend the SEAC Shareholders’ Meeting online, including to vote and submit questions, at https://www.cstproxy.com/screamingeagleacquisition/2024. To attend online and participate in the SEAC Shareholders’ Meeting, SEAC Shareholders of record will need to visit https://www.cstproxy.com/screamingeagleacquisition/2024 and enter the 12 digit control number provided on your proxy card, regardless of whether you pre-registered.

Q:	What constitutes a quorum at the SEAC Shareholders’ Meeting?

A:

A quorum will be present at the SEAC Shareholders’ Meeting if the holders of one-third of the SEAC Ordinary Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy at the SEAC Shareholders’ Meeting. In the absence of a quorum, the chairman of the meeting has the power to adjourn the SEAC Shareholders’ Meeting. As of the record date for the SEAC Shareholders’ Meeting, 11,975,075 SEAC Ordinary Shares will be required to achieve a quorum. Abstentions will count as present for the purposes of establishing a quorum; broker non-votes will not.

Q:	What is the Sponsor Securities Repurchase?

A:

Immediately prior to the Class B Conversion, on the business day prior to the Closing Date, each then issued and outstanding SEAC Class B Ordinary Share (and each then issued and outstanding Former SEAC Founder Share) held by the SEAC Sponsor or any of its affiliates or permitted transferees, in excess of 1,800,000 SEAC Class B Ordinary Shares (such 1,800,000 number calculated by including Former SEAC Founder Shares (if any)) (after giving effect to the transfer of 210,000 SEAC Class B Ordinary Shares from the SEAC Sponsor to certain of SEAC’s independent directors, officers or advisors), will be repurchased by SEAC for an aggregate purchase price consisting of (x) $1.00 and (y) 2,200,000 options of SEAC, which will upon the closing of the Business Combination become 2,200,000 Pubco Sponsor Options. Each Pubco Sponsor Option shall entitle the holder to purchase one Pubco Common Share at an exercise price of $0.0001 per share. Each Pubco Sponsor Option will become exercisable, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, on or after the date on which (i) the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) a change of control of Pubco occurs, subject to certain conditions and exceptions. Unless the foregoing vesting condition has previously been met, the Pubco Sponsor Options shall expire and no longer be exercisable on and after the date that is five (5) years after the Closing Date. See the section entitled “The Business Combination Agreement and Related Agreements—Related Agreements—Sponsor Option Agreement.” Assuming no Pubco Common Shares are issued upon exercise of the Pubco Sponsor Options and no additional SEAC Class A Ordinary Shares are purchased by the SEAC Sponsor prior to the Closing, the effective purchase price per share for the 1,800,000 Pubco Common Shares to be held by the SEAC Sponsor at the Closing, after taking account of the SEAC Sponsor Share Reductions in the Business Combination, would be approximately $9.79 based on the SEAC Sponsor’s total investment of $17,625,000. Assuming the exercise of all 2,200,000 Pubco Sponsor Options, the SEAC Sponsor will hold 4,000,000 Pubco Common Shares, which would decrease such effective purchase price per share to approximately $4.41.

Q:	How will SEAC Insiders vote?

A:

SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described above under “May the SEAC Sponsor, directors, officers, advisors or any of their respective affiliates purchase SEAC Public Shares in connection with the Business Combination?” and below under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Class B Ordinary Shares held by them in favor of the Business Combination. As of the record date, the SEAC Sponsor owns 18,750,000 SEAC Class B Ordinary Shares, which represented approximately 52.2% of the total issued and outstanding SEAC Ordinary Shares, and the other SEAC Insiders own no SEAC Ordinary Shares.

In addition, to the extent any SEAC Insiders purchase SEAC Public Warrants in the open-market in accordance with the terms of the Sponsor Support Agreement, such SEAC Insiders will agree to vote their SEAC Public Warrants in favor of the Warrant Proposals at the SEAC Public Warrantholders’ Meeting.

Q:	What interests do SEAC’s current officers and directors and the SEAC Sponsor have in the Business Combination?

A:

In considering the unanimous recommendation of the SEAC Transaction Committee and the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) to vote in favor of the Business Combination, SEAC Shareholders should be aware that, aside from their direct or indirect interests as shareholders, the SEAC Insiders have interests in the Business Combination that are different from, or in addition to, those of other SEAC Shareholders generally. The SEAC Board was aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to SEAC Shareholders that they approve the

Business Combination. SEAC Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•

Pursuant to the SEAC Articles, the SEAC Sponsor, as the holder of the SEAC Founder Shares, is not entitled to redemption rights with respect to any SEAC Founder Shares and has agreed to waive redemption rights with respect to any SEAC Public Shares held by them in connection with the consummation of the Initial Business Combination. Additionally, SEAC Sponsor is not entitled to redemption rights with respect to any SEAC Founder Shares held by them if SEAC fails to consummate the Initial Business Combination before the Deadline Date. If SEAC does not complete the Initial Business Combination before the Deadline Date, the proceeds of the sale of the SEAC Private Placement Warrants held in the Trust Account will be used to fund the redemption of the SEAC Public Shares, and the SEAC Private Placement Warrants will expire without the receipt of any value by the holders of such warrants. Since SEAC Sponsor and SEAC management directly or indirectly own SEAC Ordinary Shares and SEAC Private Placement Warrants, SEAC management may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate the Initial Business Combination. Pursuant to the Sponsor Support Agreement, SEAC Sponsor has agreed to forfeit the SEAC Private Placement Warrants held by it in connection with the Closing;

•

The SEAC Sponsor paid an aggregate of approximately $25,000 for the 18,750,000 SEAC Founder Shares (approximately $0.0013 per share, after forfeiture due to there being no exercise of the over-allotment option in the SEAC IPO). The SEAC Sponsor paid an aggregate of approximately $17,600,000 for the 11,733,333 SEAC Private Placement Warrants, at a price of $1.50 per warrant, simultaneously with the consummation of the SEAC IPO. The SEAC Sponsor would lose its entire aggregate investment of $17,625,000 if SEAC does not complete an Initial Business Combination before the Deadline Date. On the contrary, if the Business Combination closes, the Pubco Common Shares held by the SEAC Sponsor and its permitted transferees, after taking into account the SEAC Sponsor Share Reductions, will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $19.3 million, based on the closing price of the SEAC Class A Ordinary Shares of $10.71 per share on April 10, 2024, resulting in a theoretical gain of approximately $1.7 million. Additionally, if, following the Business Combination, the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share, the SEAC Sponsor will be entitled to receive 2,200,000 Pubco Common Shares upon exercise of the Pubco Sponsor Options at $0.0001 per share, subject to the terms of the Sponsor Option Agreement. Accordingly, assuming a Trading Price of Pubco Common Shares equals $16.05 and the issuance of the full 2,200,000 Pubco Common Shares to the SEAC Sponsor, the aggregate value of the Pubco Common Shares the SEAC Sponsor will hold (assuming no additional purchase of Pubco Common Shares by SEAC), which if unrestricted and freely tradable would be at approximately $64.2 million, resulting in a theoretical gain of approximately $46.6 million;

•

The fact that given the differential in the purchase price that SEAC Sponsor paid for the SEAC Founder Shares as compared to the price of the SEAC Units sold in the SEAC IPO and the 2,010,000 Pubco Common Shares and the 2,200,000 Pubco Common Shares underlying the Pubco Sponsor Options that the SEAC Sponsor and its permitted transferees will receive upon exchange of the SEAC Founder Shares in connection with the Business Combination, SEAC Sponsor and its permitted transferees may earn a positive rate of return on their investment even if the Pubco Common Shares trade below $10.00, the per share price initially paid for the SEAC Units in the SEAC IPO and the SEAC Public Shareholders experience a negative rate of return following the completion of the Business Combination. After taking into account the SEAC Sponsor Share Reductions, the aggregate market value of the 1,800,000 Pubco Common Shares to be held by the SEAC Sponsor following the Business Combination would be more than the initial investment in SEAC by the SEAC Sponsor if the trading price of the Pubco Common Shares following the Closing is above $9.79 per share;

•	The fact that certain members of SEAC management, including Harry E. Sloan, Eli Baker and Jeff Sagansky, collectively own, directly or indirectly, a material interest in SEAC Sponsor;

•

The SEAC Articles provide that SEAC renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of SEAC management on the one hand, and SEAC, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of SEAC management to any other entity. SEAC is not aware of any such corporate opportunities not being offered to SEAC and does not believe that waiver of the corporate opportunities doctrine has materially affected SEAC’s search for an acquisition target or will materially affect SEAC’s ability to complete an Initial Business Combination;

•

If the Trust Account is liquidated, including in the event SEAC is unable to complete an Initial Business Combination within the required time period, SEAC Sponsor has agreed to indemnify SEAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per SEAC Public Share, or such lesser amount per SEAC Public Share as is in the Trust Account on the liquidation date, by the claims of (a) any third party (other than SEAC’s independent public accountants) for services rendered or products sold to SEAC or (b) a prospective target business with which SEAC has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, but only if such a third party or target business has not executed a waiver of all rights to seek access to the Trust Account;

•

The fact that SEAC Sponsor will benefit from the completion of an Initial Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to SEAC Shareholders rather than liquidate;

•

The anticipated appointment of Harry E. Sloan, Chairman of the SEAC Board and a director of Lions Gate Parent, as a director on the Pubco Board in connection with the closing of the Business Combination;

•

The fact that Harry E. Sloan, the Chairman of SEAC, also serves as a member of the board of directors, the compensation committee and the strategic advisory committee of Lions Gate Parent and, as of March 21, 2024, Mr. Sloan beneficially owned 70,101 Class A voting shares of Lions Gate Parent and 271,344 Class B non-voting shares of Lions Gate Parent, each of which represents less than 1% of respective class of shares of Lions Gate Parent. Mr. Sloan also participates in the compensation programs, indemnification and insurance arrangements of Lions Gate Parent applicable to non-employee directors. However, Mr. Sloan has recused himself from the decisions to approve the Business Combination made by both the SEAC Board and board of directors of Lions Gate Parent. Paul Buccieri, a director of SEAC has also recused himself from the decisions to approve the Business Combination made by the SEAC Board due to a potential commercial conflict of interest given his role as President and Chairman of the A+E Networks Group (“A+E Networks”), a company which is also in the media and entertainment industry;

•

The fact that Pubco will indemnify SEAC Sponsor and its affiliates and their respective present and former directors and officers for a period of six years from the Closing, in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to the Business Combination and SEAC Sponsor’s ownership of SEAC Securities or its control or ability to influence SEAC;

•

The fact that the aggregate fees payable to Citi upon the closing of the Business Combination is expected to be approximately $7.6 million, comprising of approximately $3.4 million for its role as co-placement agent, $1.0 million for its role as SEAC’s financial advisor and approximately $3.2 million as the modified deferred underwriting commission to which Citi is entitled equal to a specific percentage of the amount remaining in the Trust Account at Closing, which, for illustrative purposes, is presented here assuming $184.4 million remains in the Trust Account at Closing and after giving effect to redemption rights exercised by the SEAC Public Shareholders and certain other adjustments. (as described in the section “Business of SEAC and Certain Information About SEAC—Modifications to the SEAC IPO Underwriters’ Deferred Discount”);

•

The fact that the aggregate fees payable to Morgan Stanley upon the closing of the Business Combination is expected to be approximately $6.6 million, comprising of approximately $3.4 million for its role as co-placement agent, and approximately $3.2 million as an incremental fee equal to a specific percentage of the amount remaining in the Trust Account at Closing, which, for illustrative purposes, is presented here assuming $184.4 million remains in the Trust Account at Closing and after giving effect to the redemption rights exercised by the SEAC Public Shareholders and certain other adjustments;

•

The fact that SEAC has agreed to reimburse Citi and Morgan Stanley, in their capacity as placement agents, for all reasonable and documented expenses of their outside counsel in an amount up to $300,000, to be shared equally between them, incurred in connection with the PIPE, as agreed in their respective engagement letters with SEAC, irrespective of the consummation of the PIPE;

•

The fact that SEAC has also agreed to reimburse Citi, in its capacity as SEAC’s financial advisor, for all reasonable and documented expenses incurred for its services under its engagement letter with SEAC, including reasonable and documented fees and expenses of Citi’s outside counsel, upon the consummation of the Business Combination, or the expiration or termination of such engagement letter (whichever is earlier); and

•

Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the SEAC Insiders, SEAC Board and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an Initial Business Combination. However, if SEAC fails to consummate an Initial Business Combination, such persons will not have any claim against the Trust Account for reimbursement and SEAC may not be able to reimburse these expenses. No such reimbursable out-of-pocket expenses have been provided to SEAC for reimbursement as of the date of this proxy statement/prospectus.

Recognizing the potentially differing interests of SEAC Sponsor, its affiliates and some officers and directors of SEAC from the interests of the SEAC Shareholders caused by the economic interests described above and in an effort to mitigate potential conflicts of interest, the SEAC Board formed the SEAC Transaction Committee, and the SEAC Transaction Committee engaged an independent financial advisor to assist in evaluating the fairness, from a financial point of view, of the consideration to be received by the SEAC Shareholders (other than the Excluded Shareholders) in the Business Combination, which included several meetings between the SEAC Transaction Committee and such financial advisor to discuss and consider the financial terms of the transaction and the financial and operating performance of certain publicly traded companies deemed similar to StudioCo in one or more respects. The SEAC Transaction Committee and the SEAC Board also engaged with legal counsel to discuss and consider the legal terms of the Business Combination Agreement and related agreements. The SEAC Transaction Committee and the SEAC Board also considered certain mitigating factors, including (i) SEAC’s business combination process, which included an extensive search for and discussions with alternative target businesses, (ii) the formation of the SEAC Transaction Committee to review the Business Combination Agreement and related transactions on behalf of the SEAC Board, (iii) the recusal of Messrs. Sloan and Buccieri from participating in the SEAC Board’s approval of the Business Combination, (iv) the fact that the terms of the Business Combination Agreement and the other ancillary agreements are consistent with the then-current market practice for such terms, (v) the anticipated disclosure of potential conflicts of interests in this proxy statement/prospectus, and (vi) and the other factors described in the subsection entitled “The Business Combination — The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”. In addition, the SEAC Transaction Committee and the SEAC Board considered the Fairness Opinion rendered by Duff & Phelps to the SEAC Board prior to the execution of the Business Combination Agreement, as to the fairness, from a financial point of view, to the SEAC Shareholders (other than the Excluded Shareholders), as of the date of such opinion, of the consideration to be received by such shareholders in the Business Combination, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion as more fully described under the subsection entitled “The Business Combination—Opinion of the SEAC Financial Advisor”.

The SEAC Transaction Committee and the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) reviewed and considered the foregoing interests during the negotiation of the Business Combination and in evaluating and unanimously approving the Business Combination Agreement and the transactions contemplated therein.

Q:	Are there material differences between my rights as a Pubco Shareholder and my rights as a SEAC Shareholder?

A:

Yes. There are certain material differences between your rights as a Pubco Shareholder and your rights as a SEAC Shareholder. You are urged to read the sections entitled “Description of Pubco Securities” and “Comparison of Corporate Governance and Shareholder Rights”.

Q:	What happens if I vote against the Business Combination Proposal?

A:

Under the SEAC Articles, if the Business Combination Proposal is not approved and SEAC does not otherwise consummate an alternative business combination by the Deadline Date, SEAC will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to SEAC Public Shareholders.

Q:	Do I have redemption rights?

A:

Pursuant to the SEAC Articles, a SEAC Public Shareholder may request that SEAC redeem all or a portion of its SEAC Public Shares for cash if the Business Combination is consummated. As a SEAC Public Shareholder, you will be entitled to exercise your redemption rights if you:

•

hold SEAC Public Shares or, if you hold SEAC Public Shares through SEAC Units, you elect to separate your SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising your redemption rights;

•

submit a written request to Continental Stock Transfer & Trust Company, the Transfer Agent, in which you (i) request the exercise of your redemption rights with respect to all or a portion of your SEAC Public Shares for cash and (ii) identify yourself as the beneficial holder of the SEAC Public Shares and provide your legal name, phone number and address; and

•	deliver your SEAC Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their SEAC Public Shares in the manner described above prior to 12:00 p.m., Eastern Time, on May 3, 2024 (two business days prior to scheduled date of the SEAC Shareholders’ Meeting) in order for their shares to be redeemed.

Holders of SEAC Units must elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising their redemption rights with respect to the SEAC Public Shares. If SEAC Public Shareholders hold their SEAC Units in an account at a brokerage firm or bank, such SEAC Public Shareholders must notify their broker or bank that they elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants, or if a holder holds SEAC Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. The redemption rights include the requirement that a holder must identify itself to SEAC in order to validly exercise its redemption rights. SEAC Public Shareholders may elect to exercise their redemption rights with respect to their SEAC Public Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, the SEAC Public Shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a SEAC Public Shareholder properly exercises its redemption rights with respect to all or a portion of the SEAC Public Shares that it holds and timely delivers its shares to the Transfer Agent, SEAC will redeem the related SEAC Public Shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, and taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares. For illustrative purposes, as of April 10, 2024, this would have amounted to approximately $10.74 per issued and outstanding SEAC Public Share. If a SEAC Public Shareholder exercises its redemption rights in full, then it will not own SEAC Public Shares following the redemption or Pubco Common Shares following the Business Combination. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with SEAC’s consent, until the Closing. If a SEAC Public Shareholder delivers shares for redemption to the Transfer Agent and decides within the required timeframe not to exercise its redemption rights, such holder may request that the Transfer Agent return its shares (physically or electronically). Please see the subsection entitled “Extraordinary General Meeting of SEAC Shareholders and SEAC Public Warrantholders—Redemption Rights” for the procedures to be followed if you wish to exercise your redemption rights with respect to your SEAC Public Shares.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights whether you vote your SEAC Class A Ordinary Shares for or against or abstain from voting on the Business Combination Proposal or any other Shareholder Proposal described in this proxy statement/prospectus. As a result, the Business Combination can be approved by SEAC Public Shareholders who will redeem their shares and no longer remain SEAC Shareholders.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must (a) if you hold SEAC Units, elect to separate your SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising your redemption rights with respect to the SEAC Public Shares; and (b) prior to 12:00 p.m., Eastern Time, on May 3, 2024 (two business days prior to scheduled date of the SEAC Shareholders’ Meeting), tender your shares physically or electronically and submit a written request to Continental Stock Transfer & Trust Company, the Transfer Agent, in which you (i) request the exercise of your redemption rights with respect to all or a portion of your SEAC Public Shares for cash, and (ii) identify yourself as the beneficial holder of the SEAC Public Shares and provide your legal name, phone number and address, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004-1561

Email: SPACredemptions@continentalstock.com

A SEAC Public Shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to his, her or its shares or, if part of such a group, the group’s shares, in excess of the 15% threshold. Accordingly, all SEAC Public Shares in excess of the 15% threshold beneficially owned by a SEAC Public Shareholder or group will not be redeemed for cash. SEAC Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. SEAC Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. SEAC Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your SEAC Public Shares as described above, your shares will not be redeemed.

SEAC Public Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their SEAC Ordinary Shares in “street name,” are required, prior to the date set forth in this proxy statement/prospectus, to either tender their certificates to the Transfer Agent or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the date set forth in this proxy statement/prospectus ensures that a redeeming shareholder’s election to redeem is irrevocable without SEAC’s consent after such date.

SEAC Unitholders must elect to separate their SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising redemption rights with respect to the SEAC Public Shares. If you hold SEAC Units registered in your own name, you must deliver the certificate for such SEAC Units to the Transfer Agent, with written instructions to separate such SEAC Units into SEAC Public Shares and SEAC Public Warrants. This must be completed far enough in advance to permit the mailing of the SEAC Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the SEAC Public Shares from the SEAC Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your SEAC Units, you must instruct such nominee to separate your SEAC Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of SEAC Units to be split and the nominee holding such SEAC Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of a corresponding number of SEAC Public Shares and SEAC Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the SEAC Public Shares from the SEAC Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your SEAC Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with SEAC’s consent, until the Closing. If you delivered your shares for redemption to the Transfer Agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the email address or address listed under the question “Who can help answer my questions?” below.

SEAC Public Shareholders may elect to exercise their redemption rights with respect to their SEAC Public Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, the SEAC Public Shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a SEAC Public Shareholder properly exercises its redemption rights with respect to all or a portion of the SEAC Public Shares it holds and timely delivers its shares to the Transfer Agent, SEAC will redeem the related SEAC Public Shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, and taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares. Please see the subsection entitled “Extraordinary General Meetings of SEAC Shareholders and SEAC Public Warrantholders—Redemption Rights” for the procedures to be followed if you wish to exercise your redemption rights with respect to your SEAC Public Shares.

Prior to exercising redemption rights, SEAC Shareholders should verify the market price of the SEAC Class A Ordinary Shares, as SEAC Shareholders may receive higher proceeds from the sale of their SEAC Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. You may not be able to sell your SEAC Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the SEAC Class A Ordinary Shares when you wish to sell your shares.

If a SEAC Public Shareholder exercises its redemption rights in full, then it will not own SEAC Public Shares following the redemption or Pubco Common Shares following the Business Combination. You will no longer own those shares and you will have no right to participate in, or have any interest in, the future growth of Pubco, if any. You will be entitled to receive cash for your SEAC Public Shares only if you properly and timely demand redemption.

Each redemption of SEAC Public Shares by SEAC Public Shareholders will reduce the amount in the Trust Account.

Pursuant to Section 172 of the SEAC Articles, if SEAC does not consummate an Initial Business Combination by the Deadline Date, SEAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the SEAC Public Shareholders and all SEAC Warrants will expire worthless.

Q:

What are the material U.S. federal income tax consequences to the SEAC Shareholders that are U.S. Holders as a result of the SEAC Merger, the New SEAC Domestication, the SEAC Amalgamation and StudioCo Amalgamation?

A:

As discussed more fully below in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders,” the parties intend that (i) the SEAC Merger and the New SEAC Domestication each qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (an “F Reorganization”) and (ii) the exchange by U.S. Holders (as defined below in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders”) of their New SEAC Class A Common Shares held immediately prior to the StudioCo Amalgamation for Pubco Common Shares pursuant to the StudioCo Amalgamation qualify as a tax-deferred exchange, either as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code, or, alternatively, is a disregarded transaction and not a realization event. Subject to the PFIC rules discussed under the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders —VII. Passive Foreign Investment Company Considerations,” if the SEAC Merger, the New SEAC Domestication and the StudioCo Amalgamation so qualify, the SEAC Shareholders that are U.S. Holders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in connection with the SEAC Merger, the New SEAC Domestication or the StudioCo Amalgamation, as applicable. In addition, while not free from doubt, SEAC Shareholders that are U.S. Holders generally are not expected to have any U.S. federal income tax consequences as a result of the SEAC Amalgamation.

As further discussed below in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders,” the rules governing the U.S. federal income tax treatment of the SEAC Merger, the New SEAC Domestication and the Amalgamations, and the applicability and effect of the PFIC rules thereon, are complex and subject to uncertainty (particularly in light of the absence of guidance on how amalgamations effected under Canadian corporate law, such as the Amalgamations, are treated for U.S. federal income tax purposes), and will depend on a U.S. Holder’s particular circumstances. Furthermore, although SEAC, Lions Gate Parent, Pubco and the other parties to the Business Combination Agreement intend to report the SEAC Merger, the New SEAC Domestication and the Amalgamations consistent with their respective intended U.S. federal income tax treatments, the qualification of such transactions for such intended tax treatments is not a condition to SEAC’s or Lions Gate Parent’s obligation to complete the Business Combination. All SEAC Shareholders are urged to consult with their own tax advisors regarding the potential tax consequences to them of the SEAC Merger and the New SEAC Domestication and the Amalgamations, including the applicability and effect of the PFIC rules and other U.S. federal, state and local and non-U.S. tax laws. For a more complete discussion of the U.S. federal income tax considerations of the SEAC Merger, the New SEAC Domestication, the SEAC Amalgamation and StudioCo Amalgamation for U.S. Holders, please see the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders”.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights if I am a U.S. Holder?

A:

The U.S. federal income tax consequences of exercising your redemption rights with respect to your SEAC Public Shares depend on your particular facts and circumstances. It is possible that you may be treated as selling your SEAC Public Shares for U.S. federal income tax purposes and, as a result, recognize capital gain or capital loss. It is also possible that the redemption may be treated as a distribution for U.S. federal income tax purposes. Whether a redemption of SEAC Public Shares qualifies for sale treatment will depend largely on the total number of shares of SEAC you are treated as owning, directly, indirectly or constructively, before and after the redemption (including any shares treated as constructively owned by you as a result of owning SEAC Public Warrants or otherwise and taking into account any ownership in Pubco Common Shares immediately after the Business Combination) relative to all of the shares of SEAC outstanding both before and after the redemption (for this purpose taking into account Pubco Common Shares that are outstanding immediately after the Business Combination). If you are a U.S. Holder, you may be subject to the PFIC rules with respect to any gain or loss recognized on a deemed sale of your SEAC Class A Ordinary Shares (if the redemption were treated as a sale of shares) or any corporate distributions deemed received on your SEAC Class A Ordinary Shares (if the redemption were treated as a corporate distribution). For a more complete discussion of the U.S. federal income tax considerations of an exercise of redemption rights for U.S. Holders, see “Material U.S. Federal Income Tax Considerations for U.S. Holders.”

All SEAC Shareholders considering exercising redemption rights are urged to consult their tax advisor with respect to the tax consequences to them of an exercise of redemption rights, including the applicability and effect of U.S. federal, state and local and non-U.S. tax laws.

Q:	What are the U.S. federal income tax consequences of the SEAC Warrant Agreement Amendment if I am a U.S. Holder?

A:

The exchange of SEAC Public Warrants for cash in connection with the SEAC Warrant Agreement Amendment generally will be treated as a taxable sale of the SEAC Public Warrants by a U.S. Holder for cash for U.S. federal income tax purposes. For a more complete discussion of the U.S. federal income tax considerations of the SEAC Warrant Agreement Amendment for U.S. Holders, including the applicability and effect of the PFIC rules, see “Material U.S. Federal Income Tax Considerations for U.S. Holders.”

Q:	If I am a SEAC Warrant Holder, can I exercise redemption rights with respect to my SEAC Warrants?

A:	No. SEAC Warrant Holders have no redemption rights with respect to SEAC Warrants.

Q:	Do I have appraisal or dissent rights if I object to the proposed Business Combination?

A:

Pursuant to the Interim Order, no dissent rights are available to SEAC Shareholders under the corporate law of British Columbia in connection with the Business Combination nor are appraisal rights available to holders of SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares in connection with the Business Combination. Under the Companies Act, minority shareholders have a right to dissent to a merger and if they so dissent, they are entitled to be paid the fair market value of their shares, which if necessary, may ultimately be determined by the court. Therefore, SEAC Shareholders have a right to dissent to the SEAC Merger. In addition, SEAC Shareholders are entitled to exercise the rights of redemption as set out in the subsection entitled “Extraordinary General Meetings of SEAC Shareholders and SEAC Public Warrantholders—Redemption Rights” and the SEAC Board has determined that the redemption proceeds payable to SEAC Shareholders who exercise such redemption rights represents the fair value of those SEAC Ordinary Shares. Please see the subsection entitled “Extraordinary General Meetings of SEAC Shareholders and SEAC Public Warrantholders—Appraisal or Dissent Rights” for more information.

Q:	What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A:

If the Business Combination Proposals are approved, SEAC intends to use a portion of the funds held in the Trust Account to pay for any redemptions of SEAC Public Shares. The remaining balance in the Trust Account following the payment of the foregoing will be used to pay (i) the purchase price of the SEAC

Public Warrants in the SEAC Public Warrant Exchange, which is estimated to be approximately $12.5 million, (ii) certain transaction expenses, which are estimated to be approximately $21 million and (iii) the Post-Arrangement Repayment, which is estimated to be between approximately $317 and $374 million. See the section entitled “The Business Combination—Sources and Uses for the Business Combination.” See the sections entitled “The Business Combination” and “Shareholder Proposal No. 1—The Business Combination Proposal” for additional information.

Q:	What happens if the Business Combination is not consummated or is terminated?

A:

There are certain circumstances under which the Business Combination Agreement may be terminated. See the subsection entitled “The Business Combination Agreement and Related Agreements—Termination” for additional information regarding the parties’ specific termination rights. In accordance with the SEAC Articles, if an Initial Business Combination is not consummated by the Deadline Date, SEAC will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the SEAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to SEAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish SEAC Public Shareholders’ rights as SEAC Shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of SEAC’s remaining SEAC Shareholders and the SEAC Board, liquidate and dissolve, subject in each case to SEAC’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

SEAC expects that the amount of any distribution SEAC Public Shareholders will be entitled to receive upon SEAC’s dissolution will be approximately the same as the amount they would have received if they had redeemed their SEAC Public Shares in connection with the Business Combination, subject in each case to SEAC’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. SEAC Sponsor is not entitled to liquidation distributions with respect to those shares.

In the event of liquidation, there will be no distribution with respect to SEAC Warrants then-outstanding. Accordingly, in such an event, the SEAC Warrants will expire worthless.

Q:	When is the Business Combination expected to be consummated?

A:

It is currently anticipated that the Business Combination will be consummated promptly following the SEAC Meetings to be held on May 7, 2024 provided that all the requisite approvals by SEAC Shareholders and SEAC Public Warrantholders are obtained and other conditions to the consummation of the Business Combination have been satisfied or waived. For a description of the conditions to the completion of the Business Combination, see the subsection entitled “The Business Combination—Conditions to Closing of the Business Combination”.

Q:	What is StudioCo?

A:

StudioCo is LG Orion Holdings ULC, a British Columbia unlimited liability company. StudioCo exists for the purpose of holding Lions Gate Parent’s Studio Business and amalgamating with New SEAC in connection with the transactions described in this proxy statement/prospectus. Prior to the contribution of the Studio Business to StudioCo by Lions Gate Parent, which will occur prior to the StudioCo Amalgamation, StudioCo will have no operations other than those incidental to the transactions contemplated in the Business Combination Agreement and the potential completion of one or more financing transactions as further described in this proxy statement/prospectus. Please see the section entitled “Business of LG Studios and Certain Information About StudioCo” for more information.

Q:	What will SEAC Public Warrantholders receive in the Business Combination?

A:

Assuming the Warrant Agreement Amendment Proposal is approved by the SEAC Public Warrantholders, immediately following the Unit Separation and prior to the SEAC Merger, each of the then issued and outstanding whole SEAC Public Warrants will be automatically exchanged for $0.50 per whole SEAC Public Warrant in accordance with the terms of the SEAC Warrant Agreement Amendment, substantially in the form attached as Annex F hereto. Any fractional SEAC Public Warrants will be cancelled for no consideration. In accordance with the terms of the Warrantholder Support Agreements, the SEAC Warrant Support Investors agreed to vote in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrantholders’ Meeting. Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. Pursuant to the terms of the Sponsor Support Agreement, no later than the Warrant Re-Purchase Cut-Off Date, SEAC Sponsor agreed to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants. If the SEAC Sponsor fails to complete the Purchase Obligation, then SEAC Sponsor shall irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity (as defined herein) to extinguish and cancel an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the SEAC Public Warrant Cutback Amount. In addition, pursuant to the terms of the Sponsor Support Agreement, SEAC Sponsor agreed to forfeit all of the outstanding SEAC Private Placement Warrants immediately prior to the SEAC Merger Effective Time. As a result, no SEAC Warrants will be issued or outstanding as of the Closing.

Q:	What will SEAC Unitholders receive in the Business Combination?

A:

To the extent any SEAC Units remain outstanding and unseparated, immediately prior to the SEAC Merger Effective Time, the SEAC Class A Ordinary Shares and SEAC Warrants comprising each such issued and outstanding SEAC Unit immediately prior to the SEAC Merger Effective Time will be automatically separated, and the holder of each SEAC Unit will be deemed to hold one SEAC Class A Ordinary Share and one-third (1/3) of one SEAC Public Warrant. The SEAC Class A Ordinary Shares and SEAC Public Warrants held following the Unit Separation will be converted or redeemed for cash as described above in accordance with the Business Combination Agreement.

Q:	What will SEAC Public Shareholders receive in the Business Combination?

A:

SEAC Public Shareholders who do not redeem their SEAC Class A Ordinary Shares will ultimately (as a result of the SEAC Merger and the Amalgamations) receive one (1) Pubco Common Share for each SEAC Class A Ordinary Share held by them immediately prior to the SEAC Merger.

See the question entitled “—What will be the equity stakes of the SEAC Public Shareholders, SEAC Sponsor, Lions Gate Parent and the PIPE Investors in Pubco upon completion of the Business Combination?” above for additional information.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement/prospectus, including the section entitled “Risk Factors” and the annexes attached to this proxy statement/prospectus, and to consider how the Business Combination will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:

If you are a shareholder and/or warrantholder of record, there are two ways to vote your SEAC Class A Ordinary Shares, SEAC Class B Ordinary Shares, and/or SEAC Public Warrants at the SEAC Shareholders’

Meeting and/or SEAC Public Warrantholders’ Meeting, as applicable: (i) you can attend the applicable SEAC Meeting in person (including by way of online meeting option) and vote or (ii) you can vote by signing and returning the enclosed proxy card, or you can submit your proxy by telephone or over the internet by following the instructions on your proxy card. If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your SEAC Securities as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your SEAC Securities your SEAC Securities will be voted as recommended by the SEAC Board “FOR” each of the Shareholder Proposals and/or Warrantholder Proposals. If your SEAC Ordinary Shares and/or SEAC Public Warrants are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to such SEAC Securities beneficially owned by you are properly counted. Beneficial SEAC Shareholders and SEAC Public Warrantholders who wish to vote by attending the SEAC Meetings in person or virtually must obtain a legal proxy by contacting the bank, broker or other nominee that holds their SEAC Ordinary Shares and/or SEAC Public Warrants.

Q:	What will happen if I abstain from voting or fail to vote at the SEAC Meetings?

A:	At the SEAC Meetings, a properly executed proxy marked “ABSTAIN” with respect to a particular Shareholder Proposal will count as present for purposes of determining whether a quorum is present.

Q:	What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:

Signed and dated proxies received by SEAC without an indication of how the SEAC Shareholder and/or SEAC Public Warrantholder intends to vote on a Proposal will be voted “FOR” each Proposal being submitted to a vote of the SEAC Shareholders and/or SEAC Public Warrantholders at the SEAC Meetings.

Q:	If I am not going to attend the SEAC Meetings, should I submit my proxy card instead?

A:

Yes. Whether you plan to attend the SEAC Meetings or not, please read this proxy statement/prospectus carefully, and vote your SEAC Ordinary Shares and/or SEAC Public Warrants by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my SEAC Ordinary Shares and/or SEAC Public Warrants are held in “street name,” will my broker, bank or nominee automatically vote my shares/warrants for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your SEAC Ordinary Shares or SEAC Public Warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. SEAC believes the Proposals presented to SEAC Shareholders and SEAC Public Warrantholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your SEAC Ordinary Shares or SEAC Public Warrants without your instruction. Your bank, broker, or other nominee can vote your SEAC Ordinary Shares and/or SEAC Public Warrants only if you provide instructions on how to vote. You should instruct your broker to vote your SEAC Ordinary Shares and/or SEAC Public Warrants in accordance with directions you provide.

Q:	May I change my vote after I have submitted my executed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to SEAC at the address listed below so that it is received by SEAC prior to the SEAC Meetings or by attending the applicable SEAC Meeting in person or online and voting there. You also may revoke your proxy by sending a notice of revocation to SEAC, which must be received prior to the SEAC Meetings.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction forms. For example, if you hold your SEAC Securities in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold SEAC Securities. If you are a holder of record and your SEAC Securities are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction form that you receive in order to cast your vote with respect to all of your SEAC Securities.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or if you need additional copies of the proxy statement/prospectus or the enclosed proxy card you should contact:

Screaming Eagle Acquisition Corp.

955 Fifth Avenue, New York, NY 10075

Tel: (310) 209-7280

You may also contact SEAC’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902 Telephone: (800) 662-5200

(banks and brokers call collect at (203) 658-9400)

Email: SCRM.info@investor.morrowsodali.com

To obtain timely delivery, SEAC Shareholders or SEAC Public Warrantholders must request the materials no later than five business days prior to the SEAC Meetings.

You may also obtain additional information about SEAC from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

If you intend to seek redemption of your SEAC Public Shares, you will need to send a letter demanding redemption and deliver your SEAC Public Shares (either physically or electronically) to the Transfer Agent prior to the redemption deadline date set forth in this proxy statement/prospectus in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your SEAC Public Shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004-1561

Email: SPACredemptions@continentalstock.com

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

SEAC is soliciting proxies on behalf of the SEAC Board. This solicitation is being made by mail but also may be made by telephone, in person or by electronic means. SEAC will bear the cost of the solicitation. SEAC has engaged Morrow Sodali LLC to assist in the solicitation of proxies at the SEAC Meetings and will pay Morrow Sodali LLC an aggregate fee of $40,000 in connection with the SEAC Meetings, consisting of a fee of $32,500 in connection with its role as proxy solicitor for the SEAC Shareholders’ Meeting and a fee of $7,500 in connection with its role as proxy solicitor for the SEAC Public Warrantholders’ Meeting, in each case, plus disbursements. SEAC will reimburse Morrow Sodali LLC for reasonable and documented out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. SEAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions, and will reimburse such parties for their expenses in forwarding soliciting materials to beneficial owners of SEAC Class A Ordinary Shares and SEAC Public Warrants and in obtaining voting instructions from those owners. SEAC management and SEAC’s employees may also solicit proxies by telephone, by facsimile, in person or by electronic means. They will not be paid any additional amounts for soliciting proxies.

SUMMARY OF PROXY STATEMENT/PROSPECTUS

This summary highlights selected information contained in this proxy statement/prospectus and does not contain all of the information that is important to you. You should read carefully this entire proxy statement/ prospectus, including the annexes and accompanying financial statements of SEAC and StudioCo, to fully understand the proposed Business Combination and the Proposals to be considered at the SEAC Shareholders’ Meeting and SEAC Public Warrantholders’ Meeting (each as described below). Please see the section entitled “Where You Can Find More Information” elsewhere in this proxy statement/prospectus.

Parties to the Business Combination

SEAC

SEAC is a blank check company incorporated as a Cayman Islands exempted company on November 3, 2021, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving SEAC and one or more target businesses.

SEAC’s securities are traded on Nasdaq under the ticker symbols “SCRM”, “SCRMU” and “SCRMW”. In connection with the Closing, the SEAC Securities will be delisted from Nasdaq.

SEAC’s sponsor is Eagle Equity Partners V, LLC, a Delaware limited liability company. The sole managing member of SEAC Sponsor is EEP Holdings – SC, LLC (“EEP Holdings”), a Delaware limited liability company. EEP Holdings is controlled by Eli Baker, Harry E. Sloan and Jeff Sagansky, each of whom is a U.S. person. The business of SEAC Sponsor is to invest in the securities of SEAC.

The mailing address of SEAC’s principal executive office is 955 Fifth Avenue, New York, NY 10075, and its telephone number is (310) 209-7280.

New SEAC

New SEAC is SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC. Prior to the consummation of the Business Combination described herein, New SEAC intends to effect a deregistration pursuant to and in accordance with Sections 206 through 209 of the Companies Act and a continuation and domestication as a British Columbia company in accordance with the BC Act, pursuant to which jurisdiction of incorporation of New SEAC will be changed from the Cayman Islands to British Columbia, Canada. In connection with the Business Combination, New SEAC (which we refer to as Pubco following the Business Combination) intends to change its name to Lionsgate Studios Corp.

MergerCo

MergerCo is SEAC MergerCo, a Cayman Islands exempted company and a wholly-owned subsidiary of New SEAC.

New BC Sub

New BC Sub is 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of SEAC.

Lions Gate Parent

Lions Gate Parent, or Lionsgate, is Lions Gate Entertainment Corp., a British Columbia corporation. Lions Gate Parent was incorporated under the Canada Business Corporations Act using the name 3369382 Canada Limited on April 28 1997, amended its articles on July 3, 1997 to change its name to Lions Gate Entertainment Corp., and on September 24, 1997, continued under the Business Corporations Act (British Columbia).

Lions Gate Parent, and its Studio Business, encompasses a world-class motion picture and television studio operations, designed to bring a unique and varied portfolio of entertainment to consumers around the world. Its film, television and location-based entertainment businesses are backed by a more than 20,000-title library and a valuable collection of iconic film and television franchises.

Lions Gate Parent’s securities are traded on the New York Stock Exchange under the ticker symbols “LGF.A” and “LGF.B”.

The mailing address of Lions Gate Parent’s principal executive office is 2700 Colorado Avenue, Santa Monica, CA 90404, and its telephone number is (310) 449-9200. Lions Gate Parent’s head office address is located at 250 Howe Street, 20th Floor, Vancouver, British Columbia V6C 3R8.

Studio HoldCo

Studio HoldCo is LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Lions Gate Parent.

StudioCo

StudioCo is LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent. StudioCo exists for the purpose of holding Lions Gate Parent’s Studio Business and amalgamating with New SEAC in connection with the transactions described in this proxy statement/prospectus. Prior to the contribution of the Studio Business to StudioCo by Lions Gate Parent, which will occur prior to the StudioCo Amalgamation, StudioCo will have no operations other than those incidental to the transactions contemplated in the Business Combination Agreement and the potential completion of one or more financing transactions as further described in this proxy statement/prospectus.

Following the completion of the LG Internal Restructuring and prior to the Closing, StudioCo shall, directly or indirectly, own the assets and assume the liabilities of the Studio Business, which we refer to as LG Studios. LG Studios encompasses world-class motion picture and television studio operations, designed to bring a unique and varied portfolio of entertainment to consumers around the world. LG Studios’ film, television and location-based entertainment businesses are backed by a more than 20,000-title library and a valuable collection of iconic film and television franchises. A digital age company driven by its entrepreneurial culture and commitment to innovation, the Lionsgate brand is synonymous with bold, original, relatable entertainment for audiences worldwide. LG Studios manages and reports its operating results through two reportable business segments: Motion Picture and Television Production. See the section entitled “Business of LG Studios and Certain Information About StudioCo” for more information.

The mailing address of StudioCo’s principal executive office is 2700 Colorado Avenue, Santa Monica, CA 90404, and its telephone number is (310) 449-9200.

The Business Combination

On December 22, 2023, SEAC, New SEAC, Lions Gate Parent, Studio HoldCo, StudioCo, MergerCo and New BC Sub, entered into the Business Combination Agreement, which was amended on April 11, 2024, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement, (i) SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) in pursuant to an arrangement under Division 5 of Part 9 of the BC Act (the “Arrangement”) and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement. The Arrangement is subject to the approval by the Court under the BC Act. For more information, see the section entitled “The Business Combination”.

The following diagram illustrates the organizational structure of SEAC and LG Studios immediately prior to the Business Combination:

The following diagram illustrates the structure of Pubco immediately following the Business Combination. The percentages shown reflect the voting power and economic interests in Pubco on a combined basis, assuming no additional redemptions. Interests shown exclude any Pubco Common Shares that may be issuable to SEAC Sponsor upon vesting of the Pubco Sponsor Options after the Closing. Please see the subsection entitled “Ownership of Pubco Common Shares After Closing” for additional assumptions used in calculating such percentages.

Conditions to the Closing

Under the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to certain conditions, including (i) the requisite approval by SEAC’s shareholders having been obtained; (ii) the Final Order having been granted in form and substance satisfactory to the parties, acting reasonable, which Final Order shall not have been set aside or modified in a manner unacceptable to the parties, acting reasonable, on appeal or otherwise; (iii) the absence of specified adverse laws, rules, regulations, judgments, decrees, executive orders or awards making the Business Combination illegal or otherwise prohibiting its consummation; (iv) the Pubco Common Shares having been accepted for listing on Nasdaq or another national securities exchange mutually agreed to in writing by the parties to the Business Combination Agreement; (v) the Registration Statement, of which this proxy statement/prospectus forms a part, having been declared effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened in writing by the SEC; (vi) the Subscription Agreements not having been terminated, all closing conditions to the PIPE having been satisfied or waived and the PIPE Investment Amount having been received and (vii) the required approvals for the Business Combination Proposal as set forth in the Interim Order not having been modified or repealed.

The obligations of SEAC to consummate the Amalgamations are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of Lions Gate Parent, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by Lions Gate Parent, StudioCo and Studio HoldCo with their respective agreements and covenants under the Business Combination Agreement; (iii) no Studio Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) receipt of a customary officer’s certificate of Lions Gate Parent, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above; (v) the LG Internal Restructuring having occurred; and (vi) the closing of the acquisition by Lions Gate Parent, or one of its subsidiaries, of the equity interests in certain subsidiaries of Hasbro, Inc. engaged in the “eOne” business having occurred (which closing occurred on December 27, 2023).

The obligations of Lions Gate Parent, StudioCo and Studio HoldCo to consummate the Proposed Transactions are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of SEAC, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by SEAC, New SEAC, MergerCo and New BC Sub (the three subsidiaries of SEAC collectively, the “SEAC Entities”) with their respective covenants under the Business Combination Agreement; (iii) material completion of the transaction steps required to be undertaken by SEAC and the SEAC Entities prior to the StudioCo Amalgamation, (iv) receipt of a customary officer’s certificate of SEAC, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above and (v) and (vi) below; (v) each officer and director of SEAC Amalco having delivered a written resignation in form and substance reasonably satisfactory to Lions Gate Parent, effective as of or prior to the StudioCo Amalgamation; (vi) the Aggregate Transaction Proceeds being equal to at least $350,000,000 and no greater than $409,500,000, or a greater amount as approved by each of SEAC and Lions Gate Parent, with at least $125,000,000 of which being held in the Trust Account, subject to certain adjustments (the “Minimum Cash Condition”), as contemplated in the Business Combination Agreement; (vii) the SEAC Warrant Agreement Amendment not having been terminated; and (viii) the material compliance by SEAC Sponsor under the Sponsor Support Agreement.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of SEAC and Lions Gate Parent; (ii) by either SEAC or Lions Gate Parent upon the occurrence of any of the following: (a) if the Closing has not occurred prior to the Outside Date, (b) by SEAC or Lions Gate Parent if any governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling which has become final and nonappealable and has the effect of permanently restraining, enjoining or otherwise prohibiting the Business Combination, except that such termination right will not apply as a result of the refusal of the Court to issue a Final Order in respect of the Plan of Arrangement; or (c) by SEAC or Lions Gate Parent if the requisite approvals are not obtained from the SEAC Shareholders, except that such termination right will not be available to any party to the Business Combination Agreement whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Business Combination Agreement has been the cause of, or resulted in, the failure to receive the SEAC Shareholder Approvals; (iii) by SEAC upon a breach of any representation, warranty, covenant or agreement on the part of Lions Gate Parent, Studio HoldCo or StudioCo set forth in the Business Combination Agreement, or if any representation or warranty of Lions Gate Parent, Studio HoldCo or StudioCo shall have become untrue; (iv) by Lions Gate Parent upon a breach of any representation, warranty, covenant or agreement on the part of SEAC or the SEAC Entities set forth in the Business Combination Agreement, or if any representation or warranty of SEAC or the SEAC Entities shall have become untrue; or (v) by Lions Gate Parent, at any time prior to SEAC’s receipt of the SEAC Shareholder Approvals, if SEAC or the SEAC Board effects a Change in Recommendation (as defined in the Business Combination Agreement).

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement. The Business Combination Agreement provides that no such termination shall affect any liability on the part of any party for Fraud or a Willful Breach (as defined in the Business Combination Agreement) of the Business Combination Agreement.

Related Agreements

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement and on April 11, 2024, SEAC, New SEAC and Lions Gate Parent entered into subscription agreements with the PIPE Investors pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 23,091,217 PIPE Shares, at a purchase price of $9.63 per share and $10.165 per share, respectively, for an aggregate cash amount of $225,000,000. Additionally, the Subscription Agreements provide certain PIPE Investors with certain reduction rights, pursuant to which the PIPE Investors may offset their total commitments under their respective Subscription Agreements to the extent such PIPE Investors purchase SEAC Class A Ordinary Shares in the open market or otherwise own such shares as of the date of the Subscription Agreement. Please see the section entitled “The Business Combination Agreement and Related Agreements — Related Agreements — Subscription Agreements.”

Warrantholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, StudioCo and certain holders of SEAC Public Warrants entered into Warrantholder Support Agreements, pursuant to which, among other things, the SEAC Warrant Support Investors agreed to vote the SEAC Public Warrants held by them in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrantholders’ Meeting. Please see the section entitled “The Business Combination Agreement and Related Agreements — Related Agreements — Warrantholder Support Agreements.”

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SEAC, SEAC Sponsor, StudioCo and Lions Gate Parent entered into a Sponsor Support Agreement, pursuant to which, among other things, SEAC Sponsor has agreed to (i) the Private Placement Warrants Forfeiture, (ii) not transfer any securities of SEAC held by it until the earlier of (a) the Closing and (b) the valid termination of the Sponsor Support Agreement; and (iii) vote all SEAC Ordinary Shares held by it in favor of each of the proposals to be presented at the SEAC Shareholders’ Meeting. Additionally, SEAC Sponsor agreed to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants within the Warrant Re-Purchase Cut-Off Date. If the SEAC Sponsor fails to complete the Purchase Obligation, then SEAC Sponsor shall irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity to extinguish and cancel an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the SEAC Public Warrant Cutback Amount. Please see the section entitled “The Business Combination Agreement and Related Agreements — Related Agreements — Sponsor Support Agreement.”

A&R Registration Rights Agreement

Concurrently with the Closing, Pubco, Studio HoldCo and SEAC Sponsor will enter into the A&R Registration Rights Agreement, pursuant to which, among other things, Pubco will agree that, within thirty (30) days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to certain existing shareholders of SEAC, including SEAC Sponsor, and Studio HoldCo (the “Resale Registration Statement”), and Pubco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights. Please see the section entitled “The Business Combination Agreement and Related Agreements — Related Agreements — A&R Registration Rights Agreement.”

Lock-Up Agreement

In connection with the Closing, SEAC Sponsor and its transferees (collectively, the “SEAC Holders”) and holders of Pubco Common Shares affiliated with Lions Gate Parent (the “Lionsgate Holders” and, together with the SEAC Holders, the “Lockup Shareholders”) will enter into the Lockup Agreement with Pubco.

Pursuant to the Lockup Agreement, the Lionsgate Shareholders will agree not to transfer (except for certain permitted transfers) Pubco Common Shares, including any Pubco Common Shares issuable upon exercise of any options of Pubco immediately following the Closing, but excluding the options of Pubco themselves (the “Lockup Shares”), for a period of 180 days after the Closing.

In addition, the SEAC Holders will agree not to transfer (except for certain permitted transfers) the Lockup Shares held by them until the earliest of (i) the date that is one year after the Closing Date, (ii) (x) with respect to 50% of the Pubco Common Shares held by the SEAC Holders (the “SEAC Lock-Up Shares”), the date on which the Trading Price (as defined below) of the Pubco Common Shares equals or exceeds $12.50 per share and (y) with respect to the remaining 50% of the SEAC Lock-Up Shares, the date on which the Trading Price of a Pubco Common Share equals or exceeds $15.00 per share, in each case at least 180 days after the Closing Date, and (iii) the date on which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, spin-off, separation, distribution, reorganization or other similar transaction. Please see the section entitled “The Business Combination Agreement and Related Agreements — Related Agreements — Lock-Up Agreement.”

Sponsor Option Agreement

One business day prior to the Closing, in connection with the Sponsor Securities Repurchase, SEAC, New SEAC and SEAC Sponsor will enter into a Sponsor Option Agreement, pursuant to which SEAC Sponsor will receive, as partial consideration for the Sponsor Securities Repurchase (with respect to the SEAC Class B Ordinary Shares then held by SEAC Sponsor), 2,200,000 SEAC Sponsor Options, each of which will entitle SEAC Sponsor to purchase one SEAC Class A Ordinary Share at $0.0001 per share if certain vesting conditions are met within 5 years of the Closing Date. In connection with the Transactions, the SEAC Sponsor Options will ultimately become options to purchase Pubco Common Shares pursuant to the terms of the Sponsor Option Agreement. Please see the section entitled “The Business Combination Agreement and Related Agreements — Related Agreements — Sponsor Option Agreement.”

Pubco Closing Articles

Pursuant to the terms of the Business Combination Agreement, at the StudioCo Amalgamation Effective Time, the Pubco Closing Articles will become the notice of articles and articles of Pubco. For more information about the Pubco Closing Articles, see the subsections entitled “The Business Combination Agreement and Related Agreements—Related Agreements” and “Description of Pubco Securities”, as well as Annex C.

Investor Rights Agreement

In connection with the Business Combination, Pubco, Liberty (as defined herein), Liberty Global (as defined herein), Discovery (as defined herein), Discovery Lightning (as defined herein), MHR Fund Management (as defined herein), and funds affiliated with MHR Fund Management will enter into an investor rights agreement that duplicates certain of the provisions of the LG Parent Investor Rights Agreement (as defined in the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Investor Rights Agreement”) with respect to Pubco, to be effective immediately as of the consummation of the Business Combination. For more information about the Investor Rights Agreement (as defined herein), see the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Investor Rights Agreement.”

Voting and Standstill Agreement

In connection with the Business Combination, Pubco, Liberty, Liberty Global, Discovery, Discovery Lightning, MHR Fund Management, and funds affiliated with MHR Fund Management will enter into an amendment to the Voting and Standstill Agreement (as defined in the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Voting and Standstill Agreement”) to, among other items, add Pubco as a party thereto. For more information about the Voting and Standstill Agreement, see the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Voting and Standstill Agreement.”

Ownership of Pubco Common Shares after Closing

Upon consummation of the Business Combination, the Lions Gate Parent Shareholders, the SEAC Shareholders and the PIPE Investors will become Pubco Shareholders.

The following table illustrates the varying ownership levels of Pubco Common Shares after the Business Combination under the following two scenarios:

•

Assuming No Additional Redemptions: This table assumes that none of the current holders of SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares (but takes into account redemptions that already occurred in connection with the Extension Meeting).

•

Assuming Maximum Redemptions: This table assumes that holders of 5,531,192 SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares for their pro rata share (projected to be approximately $10.735 per share as of Closing) of the funds in the Trust Account. As described above, the Business Combination Agreement, as amended, includes a condition that, at the Closing, Aggregate Transaction Proceeds be at least equal to $350.0 million in cash, including (i) at least $125.0 million in cash from the Trust Account (after reduction for the aggregate amount of payments required to be made in connection with any redemption), plus (ii) the aggregate amount of cash that has been funded pursuant to the PIPE. Thus, the redemption of 5,531,192 SEAC Class A Ordinary Shares represents the estimated maximum number of SEAC Class A Ordinary Shares that can be redeemed while still achieving the Minimum Cash Condition.

	Assuming No Additional Redemptions (Shares)%		Assuming Maximum Redemptions (Shares)%
Lions Gate Parent	253,435,794	85.7%	253,435,794	87.3%
SEAC Public Shareholders(1)	17,175,223	5.8%	11,644,031	4.0%
SEAC Sponsor and its permitted transferees(2)	2,010,000	0.7%	2,010,000	0.7%
PIPE Investors(1)	23,091,217	7.8%	23,091,217	8.0%

Pro Forma Common Shares Outstanding	295,712,234	100.0%	290,181,042	100.0%

(1)

Excludes any Additional Shares that may be issued to certain PIPE Investors who exercise their reduction rights and any SEAC Public Shareholders who enter into discounted Non-Redemption Agreements prior to the Closing.

(2)

Excludes 2,200,000 SEAC Sponsor Options to purchase Pubco Common Shares, each of which, if the following vesting condition is met within 5 years from Closing, will entitle the SEAC Sponsor to purchase one Pubco Common Share for $0.0001 per share. The SEAC Sponsor Options will vest, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, on or after the date on which (i) the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) a change of control occurs, subject to certain conditions.

Please see the subsection entitled “The Business Combination—Total Pubco Common Shares to Be Issued in the Business Combination” and the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

The figures in the above table are presented only as illustrative examples and are based on assumptions described above, which may be different from the actual amount of redemptions in connection with the Business Combination.

Sources and Uses of Funds

No Additional Redemption Scenario

Sources (in millions $USD)		Uses (in millions $USD)
Cash in Trust Account(1)	$184	Estimated Transaction Expenses and cost of SEAC Public Warrant Exchange(5)	$35
Cash from PIPE	$225	Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748
Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748	Redeemable non-controlling interests, less minority investments(3)	$141
Redeemable non-controlling interests, less minority investments(3)	$141	Equity issued to Studio HoldCo(6)	$2,712
Equity issued to Studio HoldCo(4)	$2,712	Post-Arrangement Repayment(7)	$374

Total Sources	$5,010	Total Uses	$5,010

(1)

Approximate amount in the Trust Account as of April 10, 2024 and reflects actual redemptions of 57,824,777 SEAC Class A Ordinary Shares, representing an aggregate of approximately $620.8 million, in connection with the Extension Meeting.

(2)

Estimated net corporate debt projected to be outstanding as of the consummation of the Business Combination. Such estimate is calculated based upon total corporate debt attributable to the Studio Business, before unamortized debt issuance costs, as of December 31, 2023, as presented in Note 6 to the unaudited condensed combined financial statements of $1,604.4 million, plus borrowings under the Studio Business’s revolving credit facility subsequent to December 31, 2023 of $194.1 million, and $60.5 million for the acquisition of additional interest in 3 Arts Entertainment, and estimated working capital borrowings, respectively, less required principal payments on the Studio Business’s Term Loan A and Term Loan B totaling $11.0 million, and less cash estimated to be held by the Studio Business of $100.0 million.

Net Corporate Indebtedness is defined in the Business Combination Agreement as (a) indebtedness of the type characterized as “corporate debt” in the Lionsgate November 10-Q, excluding any (i) senior notes issued under the Lions Gate Parent Indenture and (ii) guarantee of the senior notes under the Lions Gate Parent Indenture minus (b) cash and cash equivalents. Following the consummation of the Business Combination, Pubco will assume such obligations pursuant to certain intercompany financing arrangements between LG Studios and Lions Gate Parent. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

(3)

Defined in the Business Combination Agreement as redeemable non-controlling interests of the type characterized as such in the Lionsgate November 10-Q minus minority investments of the Studio Business of the type characterized as such in Note 4 to the Lionsgate November 10-Q. See the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.—Liquidity and Capital Resources—Uses of Cash—Redeemable Noncontrolling Interests” and Note 5 to the audited combined financial statements of the Studio Business of Lions Gate Parent as of March 31, 2023 and 2022 and for the fiscal years ended March 31, 2023, 2022 and 2021.

(4)

Immediately prior to the consummation of the Business Combination Agreement, Studio HoldCo, a wholly-owned subsidiary of Lions Gate Parent, will own 100% of the equity interests in StudioCo, which will hold, directly or indirectly, the Studio Business.

(5)

Represents an estimated amount of transaction expenses, including the maximum of $21 million in SEAC Transaction Expenses (as defined in the Business Combination), and the payment of $0.50 per SEAC Public Warrant in the SEAC Public Warrant Exchange on the business day prior to the Closing Date, based upon 25,000,000 SEAC Public Warrants issued and outstanding as of April 10, 2024.

(6)

Pursuant to the Business Combination Agreement, Pubco Common Shares issued to Studio HoldCo are at a value of $10.70 per share. Assumes 253,435,794 Pubco Common Shares issued to Studio HoldCo and beneficially owned by Lions Gate Parent. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

(7)

Pursuant to the Business Combination Agreement, following the consummation of the Business Combination, any proceeds remaining in the Trust Account and from the PIPE, after payment of expenses (including costs of the SEAC Public Warrant Exchange), will be paid by a subsidiary of Pubco to a subsidiary of Lions Gate Parent in partial repayment of indebtedness in connection with the intercompany financing arrangements described above. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

Maximum Redemptions

Sources (in millions $USD)		Uses (in millions $USD)
Cash in Trust Account(1)	$125	Estimated Transaction Expenses and cost of SEAC Public Warrant Exchange(5)	$33
Cash from PIPE	$225	Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748
Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748	Redeemable non-controlling interests, less minority investments(3)	$141
Redeemable non-controlling interests, less minority investments(3)	$141	Equity issued to Studio HoldCo(6)	$2,712
Equity issued to Studio HoldCo(4)	$2,712	Post-Arrangement Repayment(7)	$317

Total Sources	$4,951	Total Uses	$4,951

(1)

Assumes that an additional 5,531,192 SEAC Class A Ordinary Shares are redeemed for an aggregate payment of approximately $59.4 million (based on a per share redemption price projected to be approximately $10.735 as of April 10, 2024), and reflects actual redemptions of 57,824,777 SEAC Class A Ordinary Shares, representing an aggregate of approximately $620.8 million, in connection with the Extension Meeting. Pursuant to the Business Combination Agreement, a minimum of $125 million must be left in the Trust Account, after such redemptions, as a condition to Lions Gate Parent’s obligations to complete the Business Combination. See the section entitled “Ownership of Pubco Common Shares after Closing.”

(2)

Estimated net corporate debt projected to be outstanding as of the consummation of the Business Combination. Such estimate is calculated based upon total corporate debt attributable to the Studio Business, before unamortized debt issuance costs, as of December 31, 2023, as presented in Note 6 to the unaudited condensed combined financial statements of $1,604.4 million, plus borrowings under the Studio Business’s revolving credit facility subsequent to December 31, 2023 of $194.1 million, and $60.5 million for the acquisition of additional interest in 3 Arts Entertainment, and estimated working capital borrowings, respectively, less required principal payments on the Studio Business’s Term Loan A and Term Loan B totaling $11.0 million, and less cash estimated to be held by the Studio Business of $100.0 million.

Net Corporate Indebtedness is defined in the Business Combination Agreement as (a) indebtedness of the type characterized as “corporate debt” in the Lionsgate November 10-Q, excluding any (i) senior notes issued under the Lions Gate Parent Indenture and (ii) guarantee of the senior notes under the Lions Gate Parent Indenture minus (b) cash and cash equivalents. Following the consummation of the Business Combination, Pubco will assume such obligations pursuant to certain intercompany financing arrangements between LG Studios and Lions Gate Parent. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

(3)

Defined in the Business Combination Agreement as redeemable non-controlling interests of the type characterized as such in the Lionsgate November 10-Q minus minority investments of the Studio Business of the type characterized as such in Note 4 to the Lionsgate November 10-Q. See the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.—Liquidity and Capital Resources—Uses of Cash—Redeemable Noncontrolling Interests” and Note 5 to the audited combined financial statements of the Studio Business of Lions Gate Parent as of March 31, 2023 and 2022 and for the fiscal years ended March 31, 2023, 2022 and 2021.

(4)

Immediately prior to the consummation of the Business Combination Agreement, Studio HoldCo, a wholly-owned subsidiary of Lions Gate Parent, will own 100% of the equity interests in StudioCo, which will hold, directly or indirectly, the Studio Business.

(5)

Represents an estimated amount of transaction expenses, including a maximum of $21 million in SEAC Transaction Expenses, and the payment of $0.50 per SEAC Public Warrant in the SEAC Public Warrant Exchange on the business day before the Closing Date based upon 25,000,000 SEAC Public Warrants issued and outstanding as of April 10, 2024.

(6)

Pursuant to the Business Combination Agreement, Pubco Common Shares issued to Studio HoldCo are at a value of $10.70 per share. Assumes 253,435,794 Pubco Common Shares issued to Studio HoldCo and beneficially owned by Lions Gate Parent. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

(7)

Pursuant to the Business Combination Agreement, following the consummation of the Business Combination, any proceeds remaining in the Trust Account and from the PIPE, after payment of expenses (including costs of the SEAC Public Warrant Exchange), will be paid by a subsidiary of Pubco to a subsidiary of Lions Gate Parent in partial repayment of indebtedness in connection with the intercompany financing arrangements described above. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

Description of Pubco Securities

If the Business Combination is successfully completed, Lions Gate Parent Shareholders and SEAC Shareholders will become Pubco Shareholders, and their rights as Pubco Shareholders will be governed by Pubco’s organizational documents adopted at Closing and the laws of the British Columbia, Canada. Please see the section entitled “Description of Pubco Securities” elsewhere in this proxy statement/prospectus for additional information.

Recommendation of the SEAC Transaction Committee and the SEAC Board

Harry E. Sloan, the Chairman of the SEAC Board, also serves as a member of the board of directors of Lions Gate Parent. In light of Mr. Sloan’s potential conflict of interest in the Business Combination, as well as the terms of the SEAC Articles requiring SEAC to obtain a fairness opinion if SEAC enters into a business combination with an entity that is affiliated with SEAC Sponsor or any of SEAC management, the SEAC Board established a committee, referred to as the “SEAC Transaction Committee”, comprised of directors who were and are not shareholders of, or affiliated with, StudioCo.

The SEAC Transaction Committee, with the advice and assistance of legal counsel and an independent financial advisor engaged by the SEAC Transaction Committee, evaluated the terms of the Business Combination Agreement and the transactions contemplated thereby. The SEAC Transaction Committee was actively engaged in the process on a continuous and regular basis.

After careful consideration, on December 21, 2023, the SEAC Transaction Committee unanimously (i) determined that the terms and conditions of the Business Combination Agreement and the Business

Combination were advisable, fair to and in the best interests of SEAC and (ii) resolved to recommend that the SEAC Board approve the Business Combination Agreement, the Business Combination and the other agreements and transactions contemplated thereby. See the subsection entitled “Extraordinary General Meeting of SEAC Shareholders and SEAC Public Warrantholders—Recommendation of the SEAC Board FOR the Proposals” for more information.

On the same day, the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination), after careful consideration and based in part on the unanimous recommendation of the SEAC Transaction Committee, approved, among other things, the Business Combination Agreement, the Business Combination and the other agreements and transactions contemplated thereby.

The SEAC Board believes that each of the Business Combination Proposal, the Advisory Organizational Documents Proposals, the Stock Issuance Proposal and the Adjournment Proposal (if put) is in the best interests of SEAC and recommends that SEAC Shareholders vote “FOR” each Shareholder Proposal being submitted to a vote of the SEAC Shareholders at the SEAC Shareholders’ Meeting.

The SEAC Board believes that each of the Warrant Agreement Amendment Proposal and the Warrantholder Adjournment Proposal (if put) is in the best interests of SEAC and recommends that SEAC Public Warrantholders vote “FOR” each Warrantholder Proposal being submitted to a vote of the SEAC Public Warrantholders at the SEAC Public Warrantholders’ Meeting.

For a more complete description of the SEAC Transaction Committee and SEAC Board’s reasons for the approval of the Business Combination and the unanimous recommendation of the SEAC Transaction Committee and the SEAC Board, see the subsection entitled “The Business Combination — The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”.

When you consider the unanimous recommendation of the SEAC Transaction Committee and the SEAC Board in favor of approval of these Proposals, you should keep in mind that, aside from their interests as shareholders, the SEAC Sponsor and certain members of SEAC management have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder. Please see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination”.

Opinion of the SEAC Financial Advisor

On December 20, 2023, Duff & Phelps, independent financial advisor to the SEAC Transaction Committee, presented its valuation metrics which were used to form the basis of its fairness opinion to the SEAC Transaction Committee. On December 21, 2023, Duff & Phelps delivered its written opinion (the “Fairness Opinion”) to the SEAC Board that, as of the date of the Fairness Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Fairness Opinion, the consideration to be received in the Business Combination by SEAC Shareholders (other than the Excluded Shareholders), was fair to such shareholders, from a financial point of view. See the subsection entitled “The Business Combination—Opinion of the SEAC Financial Advisor” for more information.

Satisfaction of 80% Test

It is a requirement under the SEAC Articles and Nasdaq listing requirements that the business or assets acquired in an Initial Business Combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for an Initial Business

Combination. In connection with its evaluation and approval of the Business Combination, the SEAC Board determined that the fair market value of the Studio Business represents at least 80% of the net assets of SEAC held in the Trust Account.

SEAC Meetings

Date, Time and Place

The SEAC Shareholders’ Meeting and the SEAC Public Warrantholders’ Meeting will be held in person on May 7, 2024 at 10:30 a.m. and 11:00 a.m., Eastern Time, respectively, at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020 and also virtually via live webcast at https://www.cstproxy.com/screamingeagleacquisition/2024 and https://www.cstproxy.com/screamingeagleacquisition/whm2024, respectively, pursuant to the procedures described in this proxy statement/prospectus, or such other date, time and place to which such meetings may be adjourned, to consider and vote upon the Proposals.

Shareholder Proposals

At the SEAC Shareholders’ Meeting, SEAC Shareholders will be asked to consider and vote upon the following Proposals:

•

Shareholder Proposal No. 1 – Business Combination Proposal: To approve, by Special Resolution, the Business Combination Agreement and the Business Combination, including the Arrangement and the Plan of Arrangement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement attached hereto as Annex B, (i) SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) pursuant to the Arrangement and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effect set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement;

•

Shareholder Proposal No. 2 – SEAC Merger Proposal: To approve, by Special Resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo (also referred to as with SEAC Merger Surviving Company) as the surviving entity and each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share. The full text of the Plan of Merger is attached to the accompanying proxy statement/prospectus as Annex L;

•

Shareholder Proposal No. 3 – Advisory Organizational Documents Proposals: To approve on a non-binding advisory basis, by Ordinary Resolution, the governance provisions contained in the Pubco Closing Articles that materially affect the rights of SEAC Shareholders, presented separately in accordance with the SEC guidance. Proposal No. 3 is separated into sub-proposals as described in the following paragraphs (a)–(h):

(a)	Change in authorized share capital: a proposal to increase the number of authorized share capital to unlimited number of Pubco Common Shares, without par value;

(b)	Classes of directors: a proposal to remove classification of directors, so that the Pubco Board will not be divided into classes and each director will be elected on an annual basis;

(c)	Appointment of directors: a proposal to require the directors of Pubco to be appointed by Ordinary Resolution of the Pubco Shareholders;

(d)	Removal of directors: a proposal to require the directors of Pubco to be removed by Pubco Shareholders with or without cause by Special Resolution;

(e)

Casting vote: a proposal to provide that in the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall not be entitled to a second or casting vote;

(f)

Shareholder right to call general meeting: a proposal to provide that, in accordance with the BC Act, shareholders who hold in aggregate at least 1/20 of the issued shares entitled to vote at general meetings may requisition general meetings, subject to compliance with applicable requirements under the BC Act;

(g)	Exclusive forum: a proposal to remove a provision requiring an exclusive forum for certain shareholder litigation; and

(h)	Removal of blank check company provisions: a proposal to remove provisions related to Pubco’s status as a blank check company, as they will no longer be relevant to Pubco following the Closing.

•

Shareholder Proposal No. 4 – Stock Issuance Proposal: To approve, by Ordinary Resolution, assuming the Business Combination Proposal and the SEAC Merger Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Newly Issued Reduction Right Shares, in each case, to PIPE Investors in accordance with the terms of the Subscription Agreements, plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination; and

•

Shareholder Proposal No. 5 – Adjournment Proposal: If put to SEAC Shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals, or if we otherwise determine that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals.

Warrantholder Proposals

At the SEAC Public Warrantholders’ Meeting, SEAC Public Warrantholders will be asked to consider and vote upon the following proposals:

•

Warrantholder Proposal No. 1 – Warrant Agreement Amendment Proposal: a proposal to approve and adopt a SEAC Warrant Agreement in the form attached as Annex F hereto to provide that, before the SEAC Merger, each of the SEAC Public Warrants, will be exchanged by such holder for cash in the amount of $0.50 per whole SEAC Public Warrant. The SEAC Warrant Agreement Amendment will be contingent upon the SEAC Shareholder Approval and consummation of the Business Combination.

•

Warrantholder Proposal No. 2 – Warrantholder Adjournment Proposal: If put to SEAC Public Warrantholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Public Warrantholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived.

Voting Power; Record Date

Only SEAC Shareholders and/or SEAC Public Warrantholders of record at the close of business on April 16, 2024, the record date for each of the SEAC Meetings, will be entitled to vote at the respective SEAC Meetings. In respect of the Proposals, each SEAC Shareholder and/or SEAC Public Warrantholders, as applicable, is entitled to one vote for each SEAC Ordinary Share and/or each SEAC Public Warrant registered in its name as of the close of business on the record date. If a SEAC Shareholder’s SEAC Ordinary Shares or a warrantholder’ SEAC Public Warrant are held in “street name” or are in a margin or similar account, such holder should contact its broker, bank or other nominee to ensure that votes related to the shares and/or warrants beneficially owned by such holder are properly counted. On the record date, there were 35,925,223 SEAC Ordinary Shares outstanding, of which 17,175,223 are SEAC Public Shares and 18,750,000 are SEAC Class B Ordinary Shares held by SEAC Sponsor. On the record date, there were 25,000,000 SEAC Public Warrants outstanding.

Proxy Solicitation

Proxies may be solicited by mail but also may be made by telephone, in person or by electronic means. SEAC has engaged Morrow Sodali LLC to assist in the solicitation of proxies. If a SEAC Shareholder or SEAC Public Warrantholder grants a proxy, it may still vote its securities online if it revokes its proxy before the applicable SEAC Meeting. A holder may also change its vote by submitting a later-dated proxy as described in the section entitled “Extraordinary General Meeting of SEAC Shareholders and SEAC Public Warrantholders—Revoking Your Proxy”.

Quorum and Required Vote for Proposals for the SEAC Meetings

A quorum of SEAC Shareholders is necessary to hold a valid meeting. A quorum will be present at the SEAC Shareholders’ Meeting if one or more shareholders holding at least one-third of the paid up voting share capital of SEAC attend virtually or in person or are represented by proxy at the SEAC Shareholders’ Meeting. Abstentions will count as present for the purposes of establishing a quorum.

Approval of each of the Business Combination Proposal and the SEAC Merger Proposal requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of not less than two thirds (66 2/3%) of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class. Approval of each of the Advisory Organizational Documents Proposals, the Stock Issuance Proposal and (if put) the Adjournment Proposal require the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of a majority of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the SEAC Shareholders’ Meeting and therefore will have no effect on any of the Shareholder Proposals (assuming a quorum is present).

The Closing is conditioned on the approval of the Business Combination Proposal, the SEAC Merger Proposal and the Stock Issuance Proposal at the SEAC Shareholders’ Meeting. The Advisory Organizational Documents Proposals are non-binding and are not conditioned on the approval of any other Proposal set forth in this proxy statement/prospectus. The Adjournment Proposal is not conditioned on the approval of any other Proposal set forth in this proxy statement/prospectus. The Closing is also conditioned on the approval and adoption of the Warrant Agreement Amendment Proposal, and the SEAC Warrant Agreement Amendment is conditioned on the Closing.

Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. Accordingly, a SEAC Public Warrantholder’s failure to vote by proxy or to vote virtually at the SEAC Public Warrantholders’ Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal.

Pursuant to the terms of the Warrantholder Support Agreements, holders of 44.19% of the outstanding SEAC Public Warrants have agreed to vote in favor of the Warrant Agreement Amendment Proposal. Pursuant to the terms of the Sponsor Support Agreement, within 30 days following the filing of this Registration Statement, SEAC Sponsor agreed to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants. If the SEAC Sponsor fails to complete the Purchase Obligation, then SEAC Sponsor will irrevocably surrender and forfeit, and SEAC will cause any applicable SEAC Entity (as defined herein) to extinguish and cancel an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the SEAC Public Warrant Cutback Amount.

Vote of the SEAC Insiders

The SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described below under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Class B Ordinary Shares held by them in favor of the Business Combination. As of the record date, the SEAC Sponsor owns 18,750,000 SEAC Founder Shares, representing approximately 52.2% of the SEAC Ordinary Shares then outstanding and entitled to vote at the SEAC Shareholders’ Meeting, and the other SEAC Insiders do not own any SEAC Ordinary Shares.

The SEAC Insiders have agreed to waive any redemption rights with respect to SEAC Class A Ordinary Shares purchased in the SEAC IPO or in the aftermarket, in connection with the Business Combination. Additionally, pursuant to the SEAC Articles, the SEAC Insiders are not entitled to redemption rights with respect to any SEAC Founder Shares held by them in connection with the consummation of the Business Combination. The SEAC Insiders will not be entitled to any rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if SEAC fails to complete an Initial Business Combination by the Deadline Date. However, SEAC Insiders will be entitled to liquidating distributions with respect to any SEAC Class A Ordinary Shares they may own if SEAC fails to complete an Initial Business Combination by the Deadline Date.

In addition, to the extent any SEAC Insiders purchase SEAC Public Warrants in the open-market in accordance with the terms of the Sponsor Support Agreement, such SEAC Insiders will agree to vote their SEAC Public Warrants in favor of the Warrant Proposals at the SEAC Public Warrantholders’ Meeting.

Interests of Certain Persons in the Business Combination

In considering the unanimous recommendation of the SEAC Board to vote in favor of the Business Combination, SEAC Shareholders should be aware that, aside from their interests as shareholders, SEAC Sponsor and certain members of SEAC management have interests in the Business Combination that are different from, or in addition to, those of other SEAC Shareholders generally. SEAC’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to SEAC Shareholders that they approve the Business Combination. SEAC Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

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Pursuant to the SEAC Articles, the SEAC Sponsor, as the holder of the Founder Shares, is not entitled to redemption rights with respect to any SEAC Founder Shares and has agreed to waive redemption rights with respect to any SEAC Public Shares held by them in connection with the consummation of the Initial Business Combination. Additionally, SEAC Sponsor is not entitled to redemption rights with respect to any SEAC Founder Shares held by them if SEAC fails to consummate the Initial Business Combination before the Deadline Date. If SEAC does not complete the Initial Business Combination before the Deadline Date, the proceeds of the sale of the SEAC Private Placement Warrants held in the Trust Account will be used to fund the redemption of the SEAC Public Shares, and the SEAC Private Placement Warrants will expire without the receipt of any value by the holders of such warrants. Since SEAC Sponsor and SEAC management directly or indirectly own SEAC Ordinary Shares and SEAC Private Placement Warrants, SEAC management may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate the Initial Business Combination. Pursuant to the Sponsor Support Agreement, SEAC Sponsor has agreed to forfeit the SEAC Private Placement Warrants held by it in connection with the Closing;

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The SEAC Sponsor paid an aggregate of approximately $25,000 for the 18,750,000 SEAC Founder Shares (approximately $0.0013 per share, after forfeiture due to there being no exercise of the over-allotment option in the SEAC IPO). The SEAC Sponsor paid an aggregate of approximately $17,600,000 for the 11,733,333 SEAC Private Placement Warrants, at a price of $1.50 per warrant, simultaneously with the consummation of the SEAC IPO. The SEAC Sponsor would lose its entire aggregate investment of $17,625,000 if SEAC does not complete an Initial Business Combination before the Deadline Date. On the contrary, if the Business Combination closes, the Pubco Common Shares held by the SEAC Sponsor and its permitted transferees, after taking into account the SEAC Sponsor Share Reductions, will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $19.3 million, based on the closing price of the SEAC Class A Ordinary Shares of $10.71 per share on April 10, 2024, resulting in a theoretical gain of approximately $1.7 million. Additionally, if, following the Business Combination, the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share, the SEAC Sponsor will be entitled to receive 2,200,000 Pubco Common Shares upon exercise of the Pubco Sponsor Options at $0.0001 per share, subject to the terms of the Sponsor Option Agreement. Accordingly, assuming a Trading Price of Pubco Common Shares equals $16.05 and the issuance of the full 2,200,000 Pubco Common Shares to the SEAC Sponsor, the aggregate value of the Pubco Common Shares the SEAC Sponsor will hold (assuming no additional purchase of Pubco Common Shares by SEAC), which if unrestricted and freely tradable would be at approximately $64.2 million, resulting in a theoretical gain of approximately $46.6 million;

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The fact that given the differential in the purchase price that SEAC Sponsor paid for the SEAC Founder Shares as compared to the price of the SEAC Units sold in the SEAC IPO and the 2,010,000 Pubco Common Shares and the 2,200,000 Pubco Common Shares underlying the Pubco Sponsor Options that the SEAC Sponsor and its permitted transferees will receive upon exchange of the SEAC Founder Shares in connection with the Business Combination, the SEAC Sponsor and its permitted transferees may earn a positive rate of return on their investment even if the Pubco Common Shares trade below $10.00, the per share price initially paid for the SEAC Units in the SEAC IPO and the SEAC Public Shareholders experience a negative rate of return following the completion of the Business Combination. After taking into account the SEAC Sponsor Share Reductions, the aggregate market value of the 1,800,000 Pubco Common Shares to be held by the SEAC Sponsor following the Business Combination would be more than the initial investment in SEAC by the SEAC Sponsor if the trading price of the Pubco Common Shares following the Closing is above $9.79 per share;

•	The fact that certain members of SEAC management, including Harry E. Sloan, Eli Baker and Jeff Sagansky, collectively own, directly or indirectly, a material interest in SEAC Sponsor;

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The SEAC Articles provide that SEAC renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of SEAC management on the one hand, and SEAC, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of SEAC management to any other entity. SEAC is not aware of any such corporate opportunities not being offered to SEAC and does not believe that waiver of the corporate opportunities doctrine has materially affected SEAC’s search for an acquisition target or will materially affect SEAC’s ability to complete an Initial Business Combination;

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If the Trust Account is liquidated, including in the event SEAC is unable to complete an Initial Business Combination within the required time period, SEAC Sponsor has agreed to indemnify SEAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per SEAC Public Share, or such lesser amount per SEAC Public Share as is in the Trust Account on the liquidation date, by the claims of (a) any third party (other than SEAC’s independent public accountants) for services rendered or products sold to SEAC or (b) a prospective target business with which SEAC has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, but only if such a third party or target business has not executed a waiver of all rights to seek access to the Trust Account;

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The fact that SEAC Sponsor will benefit from the completion of an Initial Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to SEAC Shareholders rather than liquidate;

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The anticipated appointment of Harry E. Sloan, Chairman of the SEAC Board and a director of Lions Gate Parent, as a director on the Pubco Board in connection with the closing of the Business Combination;

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The fact that Harry E. Sloan, the Chairman of SEAC, also serves as a member of the board of directors, the compensation committee and the strategic advisory committee of Lions Gate Parent and, as of March 21, 2024, Mr. Sloan beneficially owned 70,101 Class A voting shares of Lions Gate Parent and 271,344 Class B non-voting shares of Lions Gate Parent, each of which represents less than 1% of respective class of shares of Lions Gate Parent. Mr. Sloan also participates in the compensation programs, indemnification and insurance arrangements of Lions Gate Parent applicable to non-employee directors. However, Mr. Sloan has recused himself from the decisions to approve the Business Combination made by both the SEAC Board and board of directors of Lions Gate Parent. Paul Buccieri, a director of SEAC has also recused himself from the decisions to approve the Business Combination made by the SEAC Board due to a potential commercial conflict of interest given his role as President and Chairman of the A+E Networks, a company which is also in the media and entertainment industry;

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The fact that Pubco will indemnify SEAC Sponsor and its affiliates and their respective present and former directors and officers for a period of six years from the Closing, in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to the Business Combination and SEAC Sponsor’s ownership of SEAC Securities or its control or ability to influence SEAC; and

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Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the SEAC Insiders, SEAC Board and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an Initial Business Combination. However, if SEAC fails to consummate an Initial Business Combination, such persons will not have any claim against the Trust Account for reimbursement and SEAC may not be able to reimburse these expenses. No such reimbursable out-of-pocket expenses have been provided to SEAC for reimbursement as of the date of this proxy statement/prospectus.

Recognizing the potentially differing interests of SEAC Sponsor, its affiliates and some officers and directors of SEAC from the interests of the SEAC Shareholders caused by the economic interests described above and in an effort to mitigate potential conflicts of interest, the SEAC Board formed the SEAC Transaction Committee, and the SEAC Transaction Committee engaged an independent financial advisor to assist in evaluating the fairness, from a financial point of view, of the consideration to be received by the SEAC Shareholders (other than the Excluded Shareholders) in the Business Combination, which included several meetings between the SEAC Transaction Committee and such financial advisor to discuss and consider the financial terms of the transaction and the financial and operating performance of certain publicly traded companies deemed similar to StudioCo in one or more respects. The SEAC Transaction Committee and the SEAC Board also engaged with legal counsel to discuss and consider the legal terms of the Business Combination Agreement and related agreements. The SEAC Transaction Committee and the SEAC Board also considered certain mitigating factors, including (i) SEAC’s business combination process, which included an extensive search for and discussions with alternative target businesses, (ii) the formation of the SEAC Transaction Committee to review the Business Combination Agreement and related transactions on behalf of the SEAC Board, (iii) the recusal of Messrs. Sloan and Buccieri from participating in the SEAC Board’s approval of the Business Combination, (iv) the fact that the terms of the Business Combination Agreement and the other ancillary agreements are consistent with the then-current market practice for such terms, (v) the anticipated disclosure of potential conflicts of interests in this proxy statement/prospectus, and (vi) and the other factors described in the subsection entitled “The Business Combination — The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”. In addition, the SEAC Transaction Committee and the SEAC Board considered the Fairness Opinion rendered by Duff & Phelps to the SEAC Board prior to the execution of the Business Combination Agreement, as to the fairness, from a financial point of view, to the SEAC Shareholders (other than the Excluded Shareholders), as of the date of such opinion, of the consideration to be received by such shareholders in the Business Combination, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion as more fully described under the subsection entitled “The Business Combination—Opinion of the SEAC Financial Advisor”.

The SEAC Transaction Committee and the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) reviewed and considered the foregoing interests during the negotiation of the Business Combination and in evaluating and unanimously approving the Business Combination Agreement and the transactions contemplated therein.

Redemption Rights

Pursuant to the SEAC Articles, a SEAC Public Shareholder may request that SEAC redeem all or a portion of the SEAC Public Shares for cash if the Business Combination is consummated. As a SEAC Public Shareholder, you will be entitled to exercise your redemption rights if you:

(a)	hold SEAC Public Shares, or if you hold SEAC Units, you elect to separate your SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising your redemption rights;

(b)

submit a written request to Continental Stock Transfer & Trust Company, the Transfer Agent, in which you (i) request to exercise your redemption rights with respect to all or a portion of your SEAC Public Shares for cash, and (ii) identify yourself as the beneficial holder of the SEAC Public Shares and provide your legal name, phone number and address; and

(c)	deliver your SEAC Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their SEAC Public Shares in the manner described above prior to 12:00 p.m., Eastern Time, on May 3, 2024 (two business days prior to scheduled date of the SEAC Shareholders’ Meeting) in order for their shares to be redeemed.

Holders of SEAC Units must elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising their redemption rights with respect to the SEAC Public Shares. If SEAC Public Shareholders hold their SEAC Units in an account at a brokerage firm or bank, such SEAC Public Shareholders must notify their broker or bank that they elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants, or if a holder holds SEAC Units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company, the Transfer Agent, directly and instruct it to do so. The redemption rights include the requirement that a holder must identify itself to SEAC in order to validly exercise its redemption rights. SEAC Public Shareholders may elect to exercise their redemption rights with respect to their SEAC Public Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, the SEAC Public Shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a SEAC Public Shareholder properly exercises its redemption rights with respect to all or a portion of the SEAC Public Shares that it holds and timely delivers its shares to the Transfer Agent, SEAC will redeem the related SEAC Public Shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares. For illustrative purposes, as of April 10, 2024, this would have amounted to approximately $10.735 per issued and outstanding SEAC Public Share. If a SEAC Public Shareholder exercises its redemption rights in full, then it will not own SEAC Public Shares following the redemption or Pubco Common Shares following the Business Combination. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with SEAC’s consent, until the Closing. If a SEAC Public Shareholder delivers shares for redemption to the Transfer Agent and decides within the required timeframe not to exercise its redemption rights, such holder may request that the Transfer Agent return its shares (physically or electronically). Please see the subsection entitled “Extraordinary General Meeting of SEAC Shareholders and SEAC Public Warrantholders—Redemption Rights” elsewhere in this proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to exercise your redemption rights with respect to your SEAC Public Shares.

Certain Information Relating to Pubco

StudioCo/Pubco Board Before the Business Combination

Prior to the consummation of the StudioCo Amalgamation, the New SEAC Board will consist of each of the current members of the SEAC Board. In connection with the StudioCo Amalgamation, it is expected that each of the officers of StudioCo will become the officers of Pubco and directors of PubCo will be as selected by Lions Gate Parent. Please see the section entitled “Management of Pubco After the Business Combination” elsewhere in this proxy statement/prospectus for biographies and additional information.

Pubco Board and Executive Officers Following the Business Combination

The executive officers of Pubco following the StudioCo Amalgamation will be as follows:

Name	Age	Position
Jon Feltheimer	72	Chief Executive Officer
Michael Burns	65	Vice Chair
James W. Barge	68	Chief Financial Officer
Brian Goldsmith	51	Chief Operating Officer
Bruce Tobey	64	Executive Vice President and General Counsel

The directors of Pubco following the StudioCo Amalgamation will be as follows:

Name	Age	Position
Michael Burns	65	Vice Chair, Director
Mignon Clyburn	62	Director
Gordon Crawford	77	Director
Priya Dogra	44	Director
Jon Feltheimer	72	Chief Executive Officer, Director
Emily Fine	50	Director
Michael T. Fries	61	Director
John D. Harkey, Jr.	63	Director
Susan McCaw	61	Director
Yvette Ostolaza	59	Director
Mark H. Rachesky. M.D.	65	Director
Daryl Simm	62	Director
Hardwick Simmons	83	Director
Harry E. Sloan	74	Director

Please see the section entitled “Management of Pubco After the Business Combination” elsewhere in this proxy statement/prospectus for biographies and additional information.

Listing of Pubco Common Shares on Nasdaq

New SEAC will apply to have the Pubco Common Shares listed on Nasdaq. Listing is subject to the approval of Nasdaq, respectively, in accordance with their respective original listing requirements. There is no assurance that Nasdaq will approve Pubco’s listing applications. Any such listing of the Pubco Common Shares will be conditional upon Pubco fulfilling all of the listing requirements and conditions of Nasdaq. It is anticipated that upon the Closing the Pubco Common Shares will be listed on Nasdaq under the ticker symbol “LION”.

Delisting of SEAC Common Stock and Deregistration of SEAC

SEAC and Lions Gate Parent anticipate that, following consummation of the Business Combination, the SEAC Class A Ordinary Shares, SEAC Units and SEAC Warrants will be delisted from Nasdaq, and SEAC will be deregistered under the Exchange Act.

Comparison of Corporate Governance and Shareholder Rights

There are certain differences in the rights of SEAC Shareholders prior to the Business Combination and the rights of Pubco Shareholders after the Business Combination. Please see the section entitled “Comparison of Corporate Governance and Shareholder Rights” elsewhere in this proxy statement/prospectus for additional information.

Appraisal or Dissent Rights

Pursuant to the Interim Order, no dissent rights are available to SEAC Shareholders under the corporate law of British Columbia in connection with the Business Combination nor are appraisal rights available to holders of SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares in connection with the Business Combination. Under the Companies Act, minority shareholders have a right to dissent to a merger and if they so dissent, they are entitled to be paid the fair market value of their shares, which if necessary, may ultimately be determined by the court. Therefore, SEAC Shareholders have a right to dissent to the SEAC Merger. In addition, SEAC Shareholders are still entitled to exercise the rights of redemption as set out in the subsection entitled “Extraordinary General Meeting of SEAC Shareholders—Redemption Rights” and the SEAC Board has

determined that the redemption proceeds payable to SEAC Shareholders who exercise such redemption rights represents the fair value of those SEAC Ordinary Shares. Please see the subsection entitled “Extraordinary General Meeting of SEAC Shareholders and SEAC Public Warrantholders—Appraisal or Dissent Rights” for more information.

Material Tax Considerations with Respect to the Business Combination and Ownership of Pubco Securities

Please see the sections entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders” and “Material Canadian Tax Considerations” elsewhere in this proxy statement/prospectus.

Anticipated Accounting Treatment

The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with GAAP, whereby SEAC is treated as the acquired company and LG Studios is treated as the acquirer. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of LG Studios issuing stock for the net assets of SEAC, accompanied by a recapitalization. The net assets of SEAC will be stated at fair value, which approximates their historical cost, with no goodwill or other intangible assets recorded. Subsequently, results of operations presented for the period prior to the Business Combination will be those of LG Studios.

Risk Factor Summary

In evaluating the proposals set forth in this proxy statement/prospectus, you should carefully read this proxy statement/prospectus, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors”. Some of the risks related to Pubco and StudioCo’s business and industry and the Business Combination are summarized below.

Risks Related to the Studio Business

•	LG Studios faces substantial capital requirements and financial risks.

•	LG Studios may incur significant write-offs if its projects do not perform well enough to recoup costs.

•	Changes in LG Studios’ business strategy, plans for growth or restructuring may increase its costs or otherwise affect its profitability.

•	LG Studios’ revenues and results of operations may fluctuate significantly.

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LG Studios’ content licensing arrangements, primarily those relating to the distribution of films in foreign territories, may include minimum guarantee arrangements which, absent such arrangements, could adversely affect our results of operations.

•	The Studio Business does not have long-term arrangements with many of its production or co-financing partners.

•	The Studio Business relies on a few major retailers and distributors and the loss of any of those could reduce its revenues and operating results.

•	A significant portion of the Studio Business’ library revenues comes from a small number of titles.

•	Changes in consumer behavior, as well as evolving technologies and distribution models, may negatively affect LG Studios’ business, financial condition or results of operations.

•	LG Studios expects to face substantial competition in all aspects of its business.

•	LG Studios faces economic, political, regulatory, and other risks from doing business internationally.

•	LG Studios will be subject to risks associated with possible acquisitions, dispositions, business combinations, or joint ventures.

•	If Entertainment One Canada Ltd. loses Canadian status, it could lose licenses, incentives and tax credits.

•	Lions Gate Parent may fail to realize the anticipated benefits of the acquisition of eOne.

•	LG Studios’ success will depend on attracting and retaining key personnel and artistic talent.

•	Global economic turmoil and regional economic conditions could adversely affect LG Studios’ business.

•	LG Studios could be adversely affected by labor disputes, strikes or other union job actions.

•	Business interruptions from circumstances or events out of LG Studios’ control could adversely affect LG Studios’ operations.

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LG Studios’ business is dependent on the maintenance and protection of its intellectual property and pursuing and defending against intellectual property claims may have a material adverse effect on LG Studios’ business.

•	The Studio Business involves risks of liability claims for content of material, which could adversely affect LG Studios’ business, results of operations and financial condition.

•	Piracy of films and television programs could adversely affect LG Studios’ business over time.

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LG Studios may rely upon “cloud” computing services to operate certain aspects of its service and any disruption of or interference with its use of its “cloud” computing servicer could impact its operations and its business could be adversely impacted.

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LG Studios’ activities are subject to stringent and evolving obligations which may adversely impact its operations. LG Studios’ actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions, litigation, fines and penalties, disruptions of its business operations, reputational harm, loss of revenue or profits, loss of customers or sales, and other adverse business consequences.

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Service disruptions or failures of LG Studios or its third-party service providers’ information systems may disrupt its businesses, damage its reputation, expose it to regulatory investigations, actions, litigation, fines and penalties or have a negative impact on its results of operations including but not limited to a loss of revenue or profit, loss of customers or sales and other adverse consequences.

•	LG Studios may incur debt obligations that could adversely affect its business and profitability and its ability to meet other obligations.

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The terms of the Lions Gate Parent Credit Agreement (as defined below) and the Lions Gate Parent Indenture (as defined below) restrict LG Studios’ current and future operations, particularly LG Studios’ ability to respond to changes or to take certain actions.

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The U.S. Internal Revenue Service may not agree that Pubco should be treated as a non-U.S. corporation for U.S. federal tax purposes and may not agree that its U.S. affiliates should not be subject to certain adverse U.S. federal income tax rules.

•	Future changes to U.S. and non-U.S. tax laws could adversely affect Pubco.

•	Changes in foreign, state and local tax incentives may increase the cost of original programming content to such an extent that they are no longer feasible.

•	Pubco’s tax rate is uncertain and may vary from expectations.

•	Legislative or other governmental action in the U.S. could adversely affect Pubco’s business.

•	Changes in, or interpretations of, tax rules and regulations, and changes in geographic operating results, may adversely affect Pubco’s effective tax rates.

Risks Related to Ownership of Pubco’s Securities

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Pubco cannot be certain that an active trading market for its common shares will develop or be sustained after the Business Combination, and following the completion of the Business Combination, its share price may fluctuate significantly as a result of numerous factors beyond Pubco’s control.

•	Pubco does not expect to pay any cash dividends for the foreseeable future.

•	If securities or industry analysts do not publish research or publish misleading or unfavorable research about Pubco’s business, Pubco’s share price and trading volume could decline.

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Upon consummation of the Business Combination, the rights and obligations of a Pubco shareholder will be governed by British Columbia law and may differ from the rights and obligations of shareholders of companies organized under the laws of other jurisdictions.

Risks Related to SEAC and the Business Combination

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Directors and officers of SEAC and the SEAC Sponsor have potential conflicts of interest in recommending that SEAC’s shareholders vote in favor of approval of the Business Combination and approval of the other proposals described in this proxy statement/prospectus.

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The SEAC Sponsor, in which certain members of SEAC management collectively own a material interest, will be liable under certain circumstances to ensure that proceeds of the Trust Account are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced the decision of the SEAC Board to approve the Business Combination.

•	The SEAC Insiders have agreed to vote in favor of the Business Combination, regardless of how the SEAC Public Shareholders vote.

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The SEAC Insiders, SEAC’s advisors and their affiliates may elect to purchase SEAC Public Shares or SEAC Public Warrants from SEAC Public Shareholders, which may influence a vote on the Business Combination and reduce the public “float” of SEAC Class A Ordinary Shares.

•	Past performance by SEAC, including its management team, may not be indicative of an ability to complete the Business Combination or of future performance of an investment in Pubco.

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SEAC cannot assure you that its diligence review has identified all material risks associated with the Business Combination, and you may be less protected as an investor from any material issues with respect to StudioCo’s business, including any material omissions or misstatements contained in the Registration Statement or this proxy statement/prospectus relating to the Business Combination, than an investor in a underwritten initial public offering.

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SEAC Shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Shares as consideration in the Business Combination. Having a minority share position may reduce the influence that SEAC’s current shareholders have on the management of StudioCo.

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Subsequent to the consummation of the Business Combination, Pubco may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on Pubco financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

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If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of SEAC Securities, Lions Gate Parent’s securities and/or Pubco Common Shares may decline.

•	Pubco’s actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement/prospectus.

•	The projections and forecasts presented in this proxy statement/prospectus may not be an indication of the actual results of the transaction or Pubco’s future results.

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There can be no assurance that Pubco Common Shares issued in connection with the Business Combination will be approved for listing on the Nasdaq following the Closing, or that we will be able to comply with the continued listing standards of the Nasdaq.

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SEAC’s directors may decide not to enforce the indemnification obligations of the SEAC Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to SEAC Public Shareholders.

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If, before distributing the proceeds in the Trust Account to the SEAC Public Shareholders, SEAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against SEAC that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of SEAC’s shareholders and the per-share amount that would otherwise be received by SEAC’s shareholders in connection with SEAC’s liquidation may be reduced.

•	The ability of SEAC Public Shareholders to exercise redemption rights with respect to a large number of SEAC Public Shares may not allow SEAC to complete the Business Combination.

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If an SEAC Shareholder or a “group” of SEAC Shareholders are deemed to hold in excess of 15% of SEAC Class A Ordinary Shares, that SEAC Shareholder or SEAC Shareholders will lose the ability to redeem all such shares in excess of 15% of SEAC Class A Ordinary Shares, absent SEAC’s consent.

•	A SEAC Public Shareholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account may not put such shareholder in a better future economic position.

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The completion of the Business Combination is subject to conditions, including satisfaction of all closing conditions to PIPE investments and certain conditions that may not be satisfied on a timely basis, if at all.

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The exercise of SEAC management’s discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the SEAC Shareholders’ best interest.

•	The Pubco Closing Articles and Canadian laws and regulations applicable to Pubco may adversely affect Pubco’s ability to take actions that could be deemed beneficial to Pubco Shareholders.

•	SEAC and LG Parties may be subject to business uncertainties while the Business Combination is pending.

•	Pubco or Lions Gate Parent may be held liable to the other if it fails to perform under its agreements, and the performance of such services may negatively affect Pubco’s business and operations.

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Pubco will be a “controlled company” within the meaning of the Nasdaq rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements. As a result, Pubco Shareholders will not have the same protections afforded to shareholders of companies that cannot rely on such exemptions and are subject to such requirements.

•	The SEAC Merger, the New SEAC Domestication or the Amalgamations may result in adverse U.S. federal income tax consequences for SEAC Shareholders.

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If Pubco (or, prior to the SEAC Merger, SEAC) is a “passive foreign investment company,” or “PFIC,” U.S. Holders of Pubco Common Shares (or SEAC Class A Ordinary Shares) may suffer adverse U.S. federal income tax consequences.

Controlled Company Exemption

Following the completion of the Business Combination, Lions Gate Parent will control a majority of the voting power of the outstanding Pubco Common Shares. As a result, Pubco will be a “controlled company” within the meaning of the Nasdaq rules, and Pubco may qualify for and rely on exemptions from certain corporate governance requirements. Under Nasdaq corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements to:

•	have a board that includes a majority of “independent directors”, as defined under Nasdaq rules;

•	have a compensation committee of the board that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	have independent director oversight of director nominations.

Pubco may rely on the exemption from having a board that includes a majority of “independent directors” as defined under Nasdaq rules. Pubco may elect to rely on additional exemptions and it will be entitled to do so for as long as Pubco is considered a “controlled company”, and to the extent it relies on one or more of these exemptions, holders of Pubco Common Shares will not have the same protections afforded to shareholders of companies that are subject to all of the Nasdaq corporate governance requirements.

Market Prices and Dividends

Pubco

Historical market price information regarding Pubco is not provided because there is no public market for its securities.

Pubco has not paid any cash dividends on the Pubco Common Shares to date.

SEAC

The SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants are currently listed on Nasdaq under the symbols “SCRMU”, “SCRM” and “SCRMW”, respectively. Each SEAC Unit consists of one SEAC Class A Ordinary Share and one-third of one SEAC Public Warrant. The SEAC Units commenced trading on January 6, 2022. Commencing on or about February 28, 2022, holders of SEAC Units were permitted to elect to separately trade SEAC Class A Ordinary Shares and SEAC Public Warrants included in the SEAC Units.

On December 21, 2023, the last trading date before the public announcement of the Business Combination, SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants closed at $10.65, $10.56 and $0.10, respectively. As of April 16, 2024, the record date for the SEAC Shareholders’ Meeting, the closing price for the SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants was $10.85, $10.76 and $0.48, respectively.

SEAC has not paid any cash dividends on the SEAC Ordinary Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination.

Lions Gate Parent

Lions Gate Parent’s Class A voting common stock, no par value per share, currently trades on the New York Stock Exchange under the ticker symbol “LGF.A” and Class B non-voting common stock, no par value per share, currently trades on the New York Stock Exchange under the ticker symbol “LGF.B.”

On December 21, 2023, the last trading date before the public announcement of the Business Combination, Lions Gate Parent’s Class A voting common stock and its Class B non-voting common stock closed at $11.18 and $10.49, respectively.

StudioCo

Historical market price information regarding StudioCo is not provided because there is no public market for its securities.

StudioCo has not paid any cash dividends on the common shares, without par value, of StudioCo to date.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this proxy statement/prospectus, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the Proposals to be voted on at the SEAC Meetings. The risks discussed herein have been identified based on an evaluation of the historical risks faced by Lions Gate Parent, StudioCo and SEAC and relate to current expectations as to future risks that may result from the Business Combination. Certain of the following risk factors apply to the business and operations of Lions Gate Parent and LG Studios and will also apply to the business and operations of Pubco following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, cash flows, financial condition and results of operations of Pubco following the Business Combination. This could cause the trading price of the SEAC Ordinary Shares, the SEAC Units, the SEAC Warrants or the Pubco Common Shares to decline, perhaps significantly, and you therefore may lose all or part of your investment. You should carefully consider the following risk factors in conjunction with the other information included in this proxy statement/prospectus, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SEAC”, the financial statements of the Studio Business, the financial statements of SEAC and notes to the financial statements included herein. The risks discussed below are not exhaustive and are based on certain assumptions made by SEAC, Lions Gate Parent and LG Studios which later may prove to be incorrect or incomplete. Investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of Lions Gate Parent, LG Studios, SEAC and Pubco. Each of Pubco, SEAC, LG Studios and Lions Gate Parent may face additional risks and uncertainties that are not presently known to it, or that are currently deemed immaterial, which may also impair its business or financial condition. This section discusses the business of StudioCo, or LG Studios, as constituting Lions Gate Parent’s businesses excluding the Starz Business, assuming the completion of the LG Internal Restructuring.

Risks Related to the Studio Business

LG Studios faces substantial capital requirements and financial risks.

The production, acquisition and distribution of motion picture and television content requires substantial capital. A significant amount of time may elapse between expenditure of funds and the receipt of revenues after release or distribution of such content. LG Studios cannot assure you that it is able to successfully implement arrangements to reduce the risks of production exposure such as tax credit, government or industry programs. Additionally, LG Studios may experience delays and increased costs due to disruptions or events beyond its control and if production incurs substantial budget overruns, LG Studios may have to seek additional financing or fund the overrun itself. LG Studios cannot make assurances regarding the availability of such additional financing on terms acceptable to it, or that it will recoup these costs. Increased costs or budget overruns incurred with respect to a particular film may prevent its completion of release, or may result in a delayed release and the postponement to a potentially less favorable date. This could adversely affect box office performance, and the overall financial success of such film. Any of the foregoing could have a material adverse effect on LG Studios’ business, financial condition, operating results, liquidity and prospects.

LG Studios may incur significant write-offs if its projects do not perform well enough to recoup costs.

LG Studios will be required to amortize capitalized production costs over the expected revenue streams as it recognizes revenue from films or other projects. The amount of production costs that will be amortized each quarter depends on, among other things, how much future revenue LG Studios expects to receive from each project. Unamortized production costs are evaluated for impairment each reporting period on a project-by-project basis when events or changes in circumstances indicate that the fair value of a film is less than its unamortized cost. These events and changes in circumstances include, among others, an adverse change in the expected performance of a film prior to its release, actual costs substantially in excess of budgeted cost for the film, delays or changes in release plans and actual performance subsequent to the film’s release being less than previously expected performance estimates. In any given quarter, if LG Studios lowers its previous forecast with respect to total anticipated revenue from any film or other project or increases its previous forecast of cost of making or distribution of the film, LG Studios may be required to accelerate amortization or record impairment charges with respect to the unamortized costs, even if it previously recorded impairment charges for such film or other project. Such impairment charges could adversely impact the business, operating results and financial condition.

Changes in LG Studios’ business strategy, plans for growth or restructuring may increase its costs or otherwise affect its profitability.

As changes in LG Studios’ business environment occur, it may adjust its business strategies to meet these changes, which may include growing a particular area of business or restructuring a particular business or asset. In addition, external events including changing technology, changing consumer patterns, acceptance of its theatrical offerings and changes in macroeconomic conditions may impair the value of its assets. When these occur, LG Studios may incur costs to adjust its business strategy and may need to write down the value of assets. LG Studios may also invest in existing or new businesses. Some of these investments may have negative or low short-term returns and the ultimate prospects of the businesses may be uncertain or may not develop at a rate that supports its level of investment. In any of these events, LG Studios’ costs may increase, it may have significant charges associated with the write-down of assets, or returns on new investments may be lower than prior to the change in strategy, plans for growth or restructuring.

LG Studios’ revenues and results of operations may fluctuate significantly.

LG Studios’ results of operations will depend significantly upon the commercial success of the motion picture, television and other content that it sells, licenses or distributes, which cannot be predicted with certainty. In particular, if one or more motion pictures underperform at the box office in any given period, its revenue and earnings results for that period (and potentially, subsequent periods) may be less than anticipated. LG Studios’ results of operations may also fluctuate due to the timing, mix, number and availability of theatrical motion picture and home entertainment releases, as well as license periods for content. Moreover, low ratings for television programming produced by LG Studios may lead to the cancellation of a program which may result in significant programming impairment charges in a given period, and can negatively affect license fees for the cancelled program in future periods. Other than non-renewals or cancellation of television programs or series that may occur from time to time, Lions Gate Parent is not aware of any current material cancellation of television programming releases or of content that it sells, licenses or distributes. In addition, the comparability of results may be affected by changes in accounting guidance or changes in LG Studios’ ownership of certain assets and businesses. As a result of the factors above, LG Studios’ results of operations may fluctuate and differ from period to period, and therefore, may not be indicative of the results for any future periods or directly comparable to prior reporting periods.

LG Studios’ content licensing arrangements, primarily those relating to the distribution of films in foreign territories, may include minimum guarantee arrangements which, absent such arrangements, could adversely affect our results of operations.

LG Studios generates revenue principally from the licensing of content in domestic theatrical exhibition, home entertainment (e.g., digital media and packaged media), television, and international market places. Certain of such content licensing arrangements, primarily those relating to the distribution of films by third parties in foreign territories, may include a minimum guarantee. Revenue from these minimum guarantee arrangements amounted to approximately $101.3 million, $51.1 million and $29.8 million for the years ended March 31, 2023, 2022 and 2021 respectively, and $100.0 million and $29.6 million for the nine months ended December 31, 2023 and 2022, respectively.

To the extent that receipts generated by such foreign distributor from distribution of the film in the territory exceeds a formula-based threshold, the distributor pays LG Studios an amount in addition to the minimum guarantee (the “overage”). Absent these arrangements, the revenues derived by LG Studios may be determined as a function of a revenue-sharing formulation that calculates the licensee fee payable to LG Studios solely based on the actual performance of the film in the territory. In these situations, content that is not favorably received or underperforms may not achieve the level of revenues that LG Studios would have received from a minimum guarantee arrangement, which could adversely impact the Company’s business, operating results and financial condition.

The Studio Business does not have long-term arrangements with many of its production or co-financing partners.

With respect to the Studio Business, Lions Gate Parent typically does not enter into long-term production contracts with the creative producers of motion picture and television content that it produces, acquires or distributes. Moreover, LG Studios generally will have certain derivative rights that provide it with distribution rights to, for example, prequels, sequels and remakes of certain content it produces, acquires or distributes. There is no guarantee that LG Studios will produce, acquire or distribute future content by any creative producer or co-financing partner, and a failure to do so could adversely affect its business, financial condition, operating results, liquidity and prospects.

The Studio Business relies on a few major retailers and distributors and the loss of any of those could reduce its revenues and operating results.

A small number of retailers and distributors account for a material percentage of the revenues in home entertainment for the Motion Picture segment of the Studio Business. The Studio Business does not have long-term agreements with retailers. In addition, in fiscal 2023, 2022 and 2021, the Studio Business generated approximately 25%, 24% and 11%, respectively, of its revenue from the Starz Business, and in fiscal 2023, 2022 and 2021, the Studio Business generated approximately 11%, 9% and 15%, respectively, of its revenue from Amazon.com, Inc. and its subsidiaries. LG Studios cannot assure you that it will maintain favorable relationships with its retailers and distributors or that they will not be adversely affected by economic conditions, including as a result of global pandemics, wars, such as Russia’s invasion of Ukraine (including sanctions therefrom, though Lions Gate Parent and, to the knowledge of Lions Gate Parent, its directors and executive officers have not been, and are not expected to be, subject to any sanctions related to Russia’s invasion of Ukraine), rising interest rates, inflation or a recession. For additional information, see Note 16 to the combined audited financial statements of the Studio Business in this proxy statement/prospectus. For information regarding charges related to Russia’s invasion of Ukraine included in direct operating expenses for fiscal 2022, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.”

A significant portion of the Studio Business’ library revenues comes from a small number of titles.

The Studio Business depends on a limited number of titles in any given fiscal quarter for the majority of the revenues generated by its library. In addition, many of the titles in its library are not presently distributed and generate substantially no revenue. Moreover, its rights to the titles in its library vary; in some cases, the Studio Business only holds the right to distribute titles in certain media and territories for a limited term; in other cases, certain rights may be reserved and/or granted to third parties or otherwise only granted to LG Studios for a limited period. If LG Studios cannot acquire new product and the rights to popular titles through production, distribution agreements, acquisitions, mergers, joint ventures or other strategic alliances, or renew expiring rights to titles generating a significant portion of its revenue on acceptable terms, any such failure could have a material adverse effect on its business, financial condition, operating results, liquidity and prospects. Other than its recent acquisition of eOne, Lions Gate Parent has not entered into any agreements regarding material acquisitions of titles, renewals, business combinations, joint ventures or sales that are pending. Completed material acquisitions have been previously disclosed in the reports of Lions Gate Parent that have been filed under the Exchange Act.

Changes in consumer behavior, as well as evolving technologies and distribution models, may negatively affect LG Studios’ business, financial condition or results of operations.

LG Studios’ success, in part, depends on its ability to anticipate and adapt to shifting content consumption patterns. The ways in which viewers consume content, and technology and business models in its industry, continue to evolve, and new distribution platforms, as well as increased competition from new entrants and emerging technologies, have added to the complexity of maintaining predictable revenues. Developments in technology and new content delivery products and services have also led to an increased amount of video content, as well as changes in consumers’ expectations regarding the availability of video content and their willingness to pay for access to such content. These changes include the increase in the number of advertising-based video on demand services or free, ad-supported streaming linear channels (also known as FAST channels) or increased cord-cutting. In addition, rules governing new technological developments, such as developments in generative artificial intelligence, remain unsettled, and these developments may affect aspects of LG Studios’ business model, including revenue streams for the use of its intellectual property and how LG Studios creates and distributes its content. If LG Studios fails to successfully exploit emerging technologies and effectively anticipate or adapt to emerging competitors, content distribution platforms, changes in consumer behavior and shifting business models, this could have a material adverse effect on its competitive position, business, financial condition and results of operations.

LG Studios expects to face substantial competition in all aspects of its business.

LG Studios will be an independent distributor and producer. Most of the major U.S. studios are part of large diversified corporate groups with a variety of other operations that can provide both the means of distributing their products and stable sources of earnings that may allow them to better offset fluctuations in the financial performance of their motion picture operations and television production operations.

LG Studios faces economic, political, regulatory, and other risks from doing business internationally.

LG Studios has operations and distributes content outside the U.S. and derives revenue from international sources. As a result, its business is subject to certain risks inherent in international business, many of which are beyond its control. These risks may include:

•	difficulties in understanding and complying with local laws, regulations and customs in foreign jurisdictions;

•	laws and policies adversely affecting trade, investment and taxes, including laws and policies relating to the repatriation of funds and withholding taxes, and changes in these laws;

•	sanctions imposed on countries, entities and individuals with whom it conducts business (such as those imposed due to Russia’s invasion of Ukraine);

•	the impact of trade disputes;

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anti-corruption laws and regulations such as the Foreign Corrupt Practices Act and the U.K. Bribery Act that impose strict requirements on how LG Studios may conduct its foreign operations and changes in these laws and regulations;

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changes in local regulatory requirements including regulations designed to stimulate local productions, promote and preserve local culture and economic activity (including local content quotas, investment obligations, local ownership requirements, and levies to support local film funds);

•	differing degrees of consumer protection, data privacy and cybersecurity laws and changes in these laws;

•	differing degrees of employee or labor laws and changes in these laws that may impact our ability to hire and retain foreign employees;

•	strikes or other employment actions that may make it difficult to produce and/or localize content;

•	censorship requirements that may cause LG Studios to remove or edit popular content, leading to consumer disappointment, brand tarnishment or consumer dissatisfaction;

•	inability to adapt LG Studios’ offerings successfully to differing languages, cultural tastes, and preferences in international markets;

•	international jurisdictions where laws are less protective of intellectual property and varying attitudes towards the piracy of intellectual property;

•	establishing and protecting a new brand identity in competitive markets;

•	the instability of foreign economies and governments;

•	currency exchange restrictions, export controls and currency devaluation risks in some foreign countries;

•	war and acts of terrorism; and

•	the spread of communicable diseases, which may impact business in such jurisdictions.

LG Studios’ actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions, litigation, fines and penalties, disruptions of its business operations, reputational harm, loss of revenue or profits, loss of customers or sales, and other adverse business consequences.

LG Studios will be subject to risks associated with possible acquisitions, dispositions, business combinations, or joint ventures.

From time to time, LG Studios may engage in discussions and activities with respect to possible acquisitions, sale of assets, business combinations, joint ventures intended to complement or expand its business or other transactions, such as its acquisition of eOne in December 2023. However, LG Studios may not realize the anticipated benefit from the transactions it pursues; there may be liabilities assumed that it did not discover or that it underestimated in the course of performing its due diligence; the negotiation of the transaction and the integration of the acquired business could require LG Studios to incur significant costs and cause diversion of management’s time and resources; the transaction could result in impairment of goodwill and other intangibles, development write-offs and other related expenses; the transaction may pose challenges in the consolidation and integration of information technology, accounting systems, personnel and operations; and LG Studios may have difficulty managing the combined entity in the short term if it experiences a significant loss of management personnel during the transition period after a significant acquisition. No assurance can be given that expansion, acquisition or other opportunities will be successful, completed on time, or that LG Studios will realize expected operating efficiencies, cost savings, revenue enhancements, synergies or other benefits. Any of the foregoing could have a material adverse effect on LG Studios’ business, financial condition, operating results, liquidity and prospects. If LG Studios determines to sell individual properties, libraries or other assets or businesses, it will benefit from the net proceeds realized from such sales. However, LG Studios’ long-term revenue may be affected due to the loss of revenue generating assets, and poor timing of disposals may result in unrealized asset value, all of which may diminish its ability to service its indebtedness and repay its notes and its other indebtedness at maturity. Furthermore, LG Studios’ future growth may be inhibited if the disposed asset contributed in a significant way to the diversification of its business platform.

If Entertainment One Canada Ltd. loses Canadian status, it could lose licenses, incentives and tax credits.

Through the acquisition of eOne, LG Studios indirectly acquired the economic interests in Entertainment One Canada Ltd., a Canadian corporation (“EOCL”). EOCL is able to benefit from a number of licenses, incentive programs and Canadian government tax credits as a result of it being “Canadian controlled” as defined in the Investment Canada Act. LG Studios has taken measures to ensure that EOCL’s Canadian status is maintained. There can be no assurance, however, that EOCL will be able to continue to maintain its Canadian status. The loss of EOCL’s Canadian status could harm LG Studios’ business, including the possible loss of future incentive programs and clawback of funding previously provided to EOCL.

Lions Gate Parent may fail to realize the anticipated benefits of the acquisition of eOne.

Lions Gate Parent may not be able to successfully integrate acquired personnel, operations, and technologies, or effectively manage the combined business following the eOne acquisition. Lions Gate Parent also may not achieve the anticipated benefits from the eOne acquisition due to a number of factors, including: (a) an inability to integrate or benefit from the acquisition in a profitable manner; (b) unanticipated costs or liabilities associated with the acquisition; (c) the incurrence of acquisition-related costs; (d) the diversion of management’s attention from other business concerns; and (e) the loss of our or the acquired business’ key employees.

LG Studios’ success will depend on attracting and retaining key personnel and artistic talent.

LG Studios’ success will depend upon the continued efforts, abilities and expertise of its executive teams and other key employees, including production, creative and technical personnel, including, in turn, on its ability to identify, attract, hire, train and retain such personnel. LG Studios expects to have employment agreements with top executive officers and production executives but does not expect to have significant “key person” life insurance policies for any employee. Although it is standard in the industry to rely on employment agreements as a method of retaining the services of key employees, these agreements cannot assure LG Studios of the continued services of such employees. In addition, LG Studios will depend on the availability of a number of actors, writers, directors and producers of third-party production companies who create its original programming. LG

Studios cannot assure you that it will be successful in identifying, attracting, hiring, training and retaining such personnel in the future, and LG Studios’ inability to do so could have a material adverse effect on its business, financial condition, operating results, liquidity and prospects.

Global economic turmoil and regional economic conditions could adversely affect LG Studios’ business.

Global economic turmoil resulting from such events as global pandemics, wars, inflation, rising interest rates, bank failures or a recession, may cause a general tightening in the credit markets, lower levels of liquidity, increases in the rates of default and bankruptcy, levels of intervention from U.S. federal government and other foreign governments, decreased consumer confidence, overall slower economic activity and extreme volatility in credit, equity and fixed income markets. A decrease in economic activity in the U.S. or in other regions of the world in which LG Studios will do business could adversely affect demand for its content, thus reducing its revenues and earnings. A decline in economic conditions could reduce performance of theatrical and home entertainment releases. In addition, an increase in price levels generally could result in a shift in consumer demand away from the entertainment offered, which could also adversely affect LG Studios revenues and, at the same time, increase costs. Moreover, financial institution failures may make it more difficult to finance any future acquisitions, or engage in other financing activities.

LG Studios could be adversely affected by labor disputes, strikes or other union job actions.

The Studio Business is directly or indirectly dependent upon highly specialized union members who are essential to the production of motion pictures and television content including writers, directors, actors and other talent as well as trade employees and others who are subject to collective bargaining agreements. In general, a labor dispute, work stoppage, work slowdown, strike by, or a lockout of, one or more of the unions that provide personnel essential to the production of motion pictures or television content, including a potential strike from The International Alliance of Theatrical Stage Employees, could delay or halt the Studio Business’s ongoing development and/or production activities, or could cause a delay or interruption in release of new motion pictures and television content. Labor disputes may restrict access to content, result in work stoppages, and may result in increased costs and decreased revenue, which could have a material adverse effect on LG Studios’ business, financial condition, operating results, liquidity and prospects.

Business interruptions from circumstances or events out of LG Studios’ control could adversely affect LG Studios’ operations.

The operations of the Studio Business are vulnerable to outages and interruptions due to fire, floods, power loss, telecommunications failures, software or hardware failures, loss of data, security breaches, cyberattacks, personnel misconduct or error, global pandemics, work stoppages and strikes, and similar events beyond its control. LG Studios’ headquarters will be located in Southern California, which is subject to natural disasters such as earthquakes, wildfires and flooding. In the event of a short-term power outage, LG Studios may have uninterrupted power source equipment designed to protect its equipment. A long-term power outage, however, could disrupt its operations.

Although LG Studios may carry business interruption insurance for potential losses (including earthquake-related losses), there can be no assurance that such insurance will be sufficient to compensate for losses that may occur or that such insurance may continue to be available on affordable terms. Any losses or damages incurred by LG Studios could have a material adverse effect on its business, financial condition, operating results, liquidity and prospects.

LG Studios’ business is dependent on the maintenance and protection of its intellectual property and pursuing and defending against intellectual property claims may have a material adverse effect on LG Studios’ business.

LG Studios’ ability to compete depends, in part, upon successful maintenance and protection of its intellectual property. LG Studios will attempt to maintain and protect its proprietary and intellectual property rights to its productions through available copyright and trademark laws, contractual provisions in its agreements with its employees, contractors and production partners that develop intellectual property on its behalf, and licensing and distribution arrangements with reputable international companies in specific territories and media for limited durations. Despite these precautions, existing copyright and trademark laws afford only limited practical protection in certain countries where the Studio Business distributes its products. As a result, it may be possible for unauthorized third parties to copy and distribute LG Studios’ productions or certain portions or applications of its intended productions, which could have a material adverse effect on LG Studios’ business, financial condition, operating results, liquidity and prospects. Moreover, there can be no assurance that LG Studios, content producers or other third parties from whom it has licensed or acquired content, have, in every instance, entered into agreements that contain appropriate protections regarding intellectual property, including non-disclosure, “work made for hire” or valid assignment provisions, with each party who has developed intellectual property on their respective behalf. Litigation may also be necessary to enforce LG Studios’ intellectual property rights, to protect its trade secrets, or to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. Any such litigation, infringement or invalidity claims could result in substantial costs and the diversion of resources and could have a material adverse effect on LG Studios’ business, financial condition, operating results, liquidity and prospects. LG Studios’ more successful and popular film or television products or franchises may experience higher levels of infringing activity, particularly around key release dates. Alleged infringers have claimed and may claim that their products are permitted under fair use or similar doctrines, that they are entitled to compensatory or punitive damages because LG Studios’ efforts to protect its intellectual property rights are illegal or improper, and that LG Studios’ key trademarks or other significant intellectual property are invalid. Such claims, even if meritless, may result in adverse publicity or costly litigation. LG Studios will vigorously defend its copyrights and trademarks from infringing products and activity, which can result in litigation. It may receive unfavorable preliminary or interim rulings in the course of litigation, and there can be no assurance that a favorable final outcome will be obtained in all cases. Additionally, one of the risks of the film and television production business is the possibility that others may claim that LG Studios’ productions and production techniques misappropriate, infringe, or otherwise violate the intellectual property rights of third parties.

Notwithstanding its efforts to obtain all permissions and clearances it deems necessary in relation to the content it creates or distributes, from time to time, LG Studios may be subject to claims and legal proceedings regarding alleged infringement by it of the intellectual property rights (including patents) of third parties. Such claims, whether or not meritorious, may result in the expenditure of significant financial and managerial resources, require the development of alternative technology or business practices, injunctions against LG Studios, or payments for licenses or damages. These risks may be amplified by the increase in third parties whose sole or primary business is to assert such claims. Regardless of the validity or the success of the assertion of any such claims, LG Studios could incur significant costs and diversion of resources in enforcing its intellectual property rights or in defending against such claims, which could have a material adverse effect on its business, financial condition, operating results, liquidity and prospects.

In addition, LG Studios may, from time to time, lose or cease to control certain of its rights in the intellectual property on which it relies. Pursuant to applicable intellectual property laws, such rights may expire or be transferred to third parties as a result of the operation of copyright reversion and/or termination of transfer rights under applicable laws. Additionally, where LG Studios acquires rights in certain properties or content, it may only acquire such rights for a limited period or subject to other restrictions. Where LG Studios loses intellectual property rights, it may not be able to re-acquire such rights on reasonable terms or at all, including due to material entering the public domain. The loss of (or of control of) such intellectual property rights may adversely impact LG Studios’ ability to prevent others from exploiting content based on such rights.

The Studio Business involves risks of liability claims for content of material, which could adversely affect LG Studios’ business, results of operations and financial condition.

As a distributor of media content, LG Studios may face potential liability for defamation, violation of rights of privacy or publicity or other similar rights, negligence, copyright or trademark infringement, claims related to the adult nature of some of its content, other claims based on the nature and content of the materials distributed or on statements made by personnel or talent regarding or promoting those materials or attributable to its business. These types of claims have been brought, sometimes successfully, against producers and distributors of media content. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on LG Studios’ business, financial condition, operating results, liquidity and prospects.

Piracy of films and television programs could adversely affect LG Studios’ business over time.

Piracy is extensive in many parts of the world and is made easier by the availability of digital copies of content and technological advances allowing conversion of films and television content into digital formats. This trend facilitates the creation, transmission and sharing of high-quality unauthorized copies of motion pictures and television content. The proliferation of unauthorized copies of these products has had and will likely continue to have an adverse effect on the Studio Business, because these products may reduce the revenue it may receive from distribution. In order to contain this problem, LG Studios may have to implement elaborate and costly security and anti-piracy measures, which could result in significant expenses and losses of revenue. LG Studios cannot assure you that even the highest levels of security and anti-piracy measures will prevent piracy.

LG Studios may rely upon “cloud” computing services to operate certain aspects of its service and any disruption of or interference with its use of its “cloud” computing servicer could impact its operations and its business could be adversely impacted.

LG Studios may utilize “cloud” computing services to deliver a distributed computing infrastructure platform for its business operations. LG Studios may architect its software and computer systems so as to utilize data processing, storage capabilities and other services provided by its current “cloud” computing service provider and run its computing via such “cloud” computing service provider. Given this, along with the fact that switching “cloud” computing services to another provider may be difficult, any problems faced by LG Studios’ “cloud” computing provider, including technological or business-related disruptions, as well as cybersecurity threats and regulatory interference, or any unanticipated interference with its current “cloud” service provider could impact LG Studios’ operations and its business could be adversely impacted.

LG Studios’ activities are subject to stringent and evolving obligations which may adversely impact its operations. LG Studios’ actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions; litigation; fines and penalties; disruptions of its business operations; reputational harm; loss of revenue or profits; loss of customers or sales; and other adverse business consequences.

Data Privacy and Security. In the ordinary course of its business, LG Studios collects, generates, uses, stores, processes, discloses, transmits, shares and transfers (collectively “processing”) personal data and other sensitive information, including proprietary and confidential business data, trade secrets, intellectual property, and third-party data, through its websites and applications and those of third parties. Among other purposes, LG Studios uses this information to engage with users, promote its programming, and monitor the use of its digital platforms. LG Studios’ collection and use of personal data may subject it to numerous data privacy and security obligations, such as various laws, regulations, guidance, industry standards, external and internal privacy and security policies, contractual requirements, and other obligations relating to data privacy and security.

In the U.S, federal, state, and local governments have enacted numerous data privacy and security laws, including data breach notification laws, personal data privacy laws, consumer protection laws (e.g., Section 5 of the Federal Trade Commission Act and the Controlling the Assault of Non-Solicited Pornography and Marketing Act), and other similar laws (e.g., wiretapping laws). For example, in the past few years, numerous U.S. states—including California, Virginia, Colorado, Connecticut, and Utah—have enacted comprehensive privacy laws that impose certain obligations on covered businesses, including providing specific disclosures in privacy notices and affording residents with certain rights concerning their personal data. As applicable, such rights may include the right to access, correct, or delete certain personal data, and to opt-out of certain data processing activities, such as targeted advertising, profiling, and automated decision-making. The exercise of these rights may impact LG Studios’ business and ability to provide its products and services. Certain states also impose stricter requirements for processing certain personal data, including sensitive information, such as conducting data privacy impact assessments. These state laws allow for statutory fines for noncompliance. For example, the California Consumer Privacy Act of 2018 (“CCPA”) allows for civil penalties (up to $7,500 per intentional violation). Similar laws are being considered in several other states, as well as at the federal and local levels. These developments further complicate compliance efforts and increase legal risk and compliance costs for LG Studios and the third parties upon whom LG Studios relies.

Outside the U.S, an increasing number of laws, regulations, and industry standards apply to data privacy and security. For example, the European Union’s General Data Protection Regulation (“EU GDPR”), the United Kingdom’s GDPR (“UK GDPR” and, together with the EU GDPR, “EU GDPR”), the EU Digital Services Act, Brazil’s General Data Protection Law (Lei Geral de Proteção de Dados Pessoais, or “LGPD”) (Law No. 13,709/2018) and Canada’s Personal Information Protection and Electronic Documents Act (“PIPEDA”) impose strict requirements for processing personal data. For example, under the GDPR, companies may face temporary or definitive bans on data processing and other corrective actions; fines of up to 20 million Euros (under the EU GDPR) or, 17.5 million pounds sterling (under the UK GDPR), or 4% of annual global revenue, whichever is greater; or private litigation related to processing of personal data brought by classes of data subjects or consumer protection organizations authorized at law to represent their interests. As another example, in Canada, PIPEDA and various related provincial laws, as well as Canada’s Anti-Spam Legislation (“CASL”), may apply to LG Studios’ operations, as well as the LGPD in Brazil. The LGPD broadly regulates processing personal data of individuals in Brazil and imposes compliance obligations and penalties comparable to those of the GDPR.

Additionally, regulators are increasingly scrutinizing companies that process children’s data. Numerous laws, regulations, and legally-binding codes, such as the Children’s Online Privacy Protection Act (“COPPA”), California’s Age Appropriate Design Code, CCPA, other U.S. state comprehensive privacy laws, GDPR, and the UK Age Appropriate Design Code impose various obligations on companies that process children’s data, including requiring certain consents to process such data and extending certain rights to children and their parents with respect to that data. Some of these obligations have wide ranging applications, including for services that do not intentionally target child users (defined in some circumstances as a user under the age of 18 years old). These laws may be, or in some cases, have already been, subject to legal challenges and changing interpretations, which may further complicate LG Studios’ efforts to comply with these laws.

LG Studios’ may be subject to new laws governing the processing of consumer health data, including by providing for reproductive, sexual orientation, and gender identity privacy rights. For example, Washington’s My Health My Data Act (“MHMD”) broadly defines consumer health data, places restrictions on processing consumer health data (including imposing stringent requirements for consents), provides consumers certain rights with respect to their health data, and creates a private right of action to allow individuals to sue for violations of the law. Other states are considering and may adopt similar laws.

Additionally, under various privacy laws (such as the Video Privacy Protection Act) and other obligations, LG Studios’ may be required to obtain certain consents to process personal data. Noncompliance with such obligations is increasingly subject to challenges by class action plaintiffs. LG Studios’ inability or failure to obtain such consents could result in adverse consequences.

In the ordinary course of business, LG Studios may transfer personal data from Europe and other jurisdictions to the U.S. or other countries. Europe and other jurisdictions have enacted laws requiring data to be localized or limiting the transfer of personal data to other countries. In particular, the European Economic Area (“EEA”) and the United Kingdom (“UK”) have significantly restricted the transfer of personal data to the U.S. and other countries whose privacy laws it believes are inadequate. Other jurisdictions may adopt similarly stringent interpretations of their data localization and cross-border data transfer laws. Although there are currently various mechanisms that may be used to transfer personal data from the EEA and UK to the U.S. in compliance with law, such as the EEA standard contractual clauses, the UK’s International Data Transfer Agreement / Addendum, and the EU-U.S. Data Privacy Framework and the UK extension thereto (which allows for transfers to relevant U.S.-based organizations who self-certify compliance and participate in the Framework), these mechanisms are subject to legal challenges, and there is no assurance that LG Studios can satisfy or rely on these measures to lawfully transfer personal data to the U.S.

If there is no lawful manner for LG Studios to transfer personal data from the EEA, the UK or other jurisdictions to the U.S., or if the requirements for a legally-compliant transfer are too onerous, LG Studios could face significant adverse consequences, including the interruption or degradation of its operations, the need to relocate part of or all its business or data processing activities to other jurisdictions at significant expense, increased exposure to regulatory actions, substantial fines and penalties, the inability to transfer data and work with partners, vendors and other third parties, and injunctions against processing or transferring of personal data necessary to operate its business. Additionally, companies that transfer personal data out of the EEA and UK to other jurisdictions, particularly to the United States, are subject to increased scrutiny from regulators, individual litigants, and activist groups. Some European regulators have ordered certain companies to suspend or permanently cease certain transfers out of the EEA for allegedly violating the GDPR’s cross-border data transfer limitations.

LG Studios is also bound by contractual obligations related to data privacy and security, and its efforts to comply with such obligations may not be successful. For example, LG Studios is contractually subject to industry standards adopted by industry groups, such as the Payment Card Industry Data Security Standard (“PCI DSS”). The PCI DSS requires companies to adopt certain measures to ensure the security of cardholder information, including using and maintaining firewalls, adopting proper password protections for certain devices and software, and restricting data access. Noncompliance with PCI-DSS can result in penalties ranging from fines of $5,000 to $100,000 per month by credit card companies, litigation, damage to LG Studios’ reputation, and revenue losses. LG Studios also relies on third parties to process payment card data, who may be subject to PCI DSS, and its business may be negatively affected if these parties are fined or suffer other consequences as a result of PCI DSS noncompliance. Moreover, LG Studios publishes privacy policies, marketing materials and other statements regarding data privacy and security, including as required by applicable laws and regulations. If these policies, materials or statements are found to be deficient, lacking in transparency, deceptive, unfair, or misrepresentative of LG Studios’ practices, it may be subject to investigation, enforcement actions by regulators or other adverse consequences.

Obligations related to data privacy and security (and consumers’ data privacy expectations) are quickly changing, becoming increasingly stringent, and creating uncertainty. Additionally, these obligations may be subject to differing applications and interpretations, which may be inconsistent or conflict among jurisdictions. Preparing for and complying with these obligations requires significant resources and may necessitate changes to LG Studios’ information systems, policies and practices and to those of any third parties upon which it relies.

LG Studios may at times fail (or be perceived to have failed) in efforts to comply with data privacy and security obligations. Moreover, despite its efforts, its personnel or third parties upon whom it relies may fail to comply with such obligations, which could negatively impact LG Studios’ business operations and compliance posture. If LG Studios or the third parties on which it relies fails, or are perceived to have failed, to address or comply with applicable data privacy and security obligations, LG Studios could face significant consequences, including, but not limited to: government enforcement actions (e.g., investigations, fines, penalties, audits, inspections, and similar); litigation (including class-action claims) and mass arbitration demands; additional reporting requirements and/or oversight; bans or restrictions on processing personal data; or orders to destroy or not use personal data. In particular, plaintiffs have become increasingly active in bringing privacy-related claims against companies, including class claims and mass arbitration demands. Some of these claims allow for the recovery of statutory damages on a per violation basis, and, if viable, carry the potential for monumental statutory damages, depending on the volume of data and the number of violations. Any of these events could have a material adverse effect on LG Studios’ reputation, business, or financial condition, including, but not limited to: loss of customers; interruptions or stoppages in business operations; inability to process personal data or to operate in certain jurisdictions; limited ability to develop or commercialize its products; expenditure of time and resources to defend any claim or inquiry; adverse publicity; or substantial changes to its business model or operations.

Consumer Protection Laws. The continued growth and development of the market for online commerce may lead to more stringent consumer protection laws both domestically and internationally, which may impose additional burdens on LG Studios. In addition, many states have enacted laws regulating automatically renewing online subscription services. If authorities start taking increased enforcement action related to statutes governing perceived unfair deceptive acts and practices, LG Studios could suffer additional costs, complaints and/or regulatory investigations or fines. Other changes in consumer protection laws and the interpretations thereof, could have a materially adverse effect on LG Studios’ business, financial condition and results of operations.

Levies/Taxes. Governments are increasingly looking to introduce regulations related to media and tax that may apply to LG Studios’ services. For example, some international governments have enacted or are considering enacting laws that impose levies and other financial obligations on media operators located outside their jurisdiction. Other changes in levy or tax laws and the interpretations thereof could have a materially adverse effect on LG Studios’ business, financial condition and results of operations.

Service disruptions or failures of LG Studios’ or its third party service providers’ information systems, data and networks may disrupt its businesses, damage its reputation, expose it to regulatory investigations, actions, litigation, fines and penalties or have a negative impact on its results of operations including but not limited to loss of revenue or profit, loss of customers or sales and other adverse consequences.

In the ordinary course of LG Studios’ business, LG Studios and the third parties on which it relies process proprietary, confidential, and sensitive data, including personal data, intellectual property, and trade secrets (collectively, sensitive information). Threats such as cyberattacks, malicious internet-based activity, and online and offline fraud are becoming more prevalent and are increasingly difficult to detect. These threats come from a variety of sources, including traditional computer “hackers,” threat actors, “hacktivists,” personnel (such as through theft or misuse), sophisticated nation-states, and nation-state-supported actors. Some actors now engage and are expected to continue to engage in cyber-attacks, including without limitation nation-state actors for geopolitical reasons and in conjunction with military conflicts and defense activities. During times of war and other major conflicts, LG Studios and the third parties upon which it relies may be vulnerable to a heightened risk of these attacks, including retaliatory cyber-attacks, that could materially disrupt LG Studios’ systems and operations, supply chain, and ability to produce, sell and distribute its goods and services.

LG Studios and the third parties upon which it relies are subject to a variety of evolving threats, including but not limited to social-engineering attacks (including through deep fakes, which may be increasingly more difficult to identify as fake, and phishing attacks), malicious code (such as viruses and worms), malware (including as a result of advanced persistent threat intrusions), denial-of-service attacks, credential stuffing attacks, credential harvesting, personnel misconduct or error, ransomware attacks, supply-chain attacks, software bugs, server malfunctions, software or hardware failures, loss of data or other information technology assets, adware, telecommunications failures, attacks enhanced or facilitated by artificial intelligence, and other similar threats. In particular, ransomware attacks are becoming increasingly prevalent and can lead to significant interruptions in LG Studios’ operations, loss of data and income, reputational harm, and diversion of funds. Extortion payments may alleviate the negative impact of a ransomware attack, but LG Studios may be unwilling or unable to make such payments due to, for example, applicable laws or regulations prohibiting such payments. Further, a partially remote workforce poses increased risks to LG Studios’ information technology systems and data, as certain employees work from home on a full or part-time basis, utilizing network connections outside LG Studios’ premises. Business transactions (such as acquisitions or integrations) could expose LG Studios to additional cybersecurity risks and vulnerabilities, as its systems could be negatively affected by vulnerabilities present in acquired or integrated entities’ systems and technologies. Furthermore, LG Studios may discover security issues that were not found during due diligence of such acquired or integrated entities, and it may be difficult to integrate companies into its information technology environment and security program.

LG Studios relies on third parties to operate critical business systems to process proprietary, confidential or other sensitive data in a variety of contexts, including, without limitation, cloud-based infrastructure (for more, see the Risk Factor titled “LG Studios’ may rely upon “cloud’ computing services to operate certain aspects of its service and any disruption of or interference with its use of its “cloud” computing servicer could impact its operations and its business could be adversely impacted.”), data center facilities, encryption and authentication technology, employee email servers, content delivery systems, and other functions. LG Studios’ ability to monitor these third parties’ information security practices is limited, and these third parties may not have adequate information security measures in place. If these third parties experience a security incident or other interruption, LG Studios could experience adverse consequences. While LG Studios may be entitled to damages if these third parties fail to satisfy their privacy or security-related obligations to it, any award may be insufficient to cover LG Studios’ damages, or LG Studios may be unable to recover such award. Similarly, supply-chain attacks have increased in frequency and severity, and LG Studios cannot guarantee that third parties and infrastructure in its supply chain or its third-party partners’ supply chains have not been compromised.

LG Studios takes steps to detect, mitigate and remediate vulnerabilities in its information systems (such as its hardware or software) and those of the third parties upon which LG Studios relies, but it may not be able to detect and remediate (or have its third party service providers remediate) all such vulnerabilities on a timely basis or at all. Further, LG Studios may experience delays in developing and deploying remedial measures and patches designed to address any such identified vulnerabilities. If not remediated expeditiously, vulnerabilities could be exploited and result in a security incident.

Any of the previously identified or similar threats could cause a security incident or other interruption that could result in unauthorized, unlawful, or accidental acquisition, modification, destruction, loss, alteration, encryption, disclosure of, or access to LG Studios’ sensitive information. A security incident or other interruption could disrupt LG Studios’ ability (and that of third parties upon whom it relies) to provide its services.

LG Studios’ may expend significant resources or modify its business activities to try to protect against security incidents. Certain data privacy and security obligations may require LG Studios to implement and maintain specific industry-standard or reasonable security measures to protect its information technology systems and sensitive information. While LG Studios has implemented security measures designed to protect against security incidents, there can be no assurance that these measures will be effective.

Applicable data privacy and security obligations may require LG Studios to notify relevant stakeholders, including affected individuals, customers, regulators, and investors, of security incidents. Such disclosures are costly, and the disclosures or the failure to comply with such requirements could lead to adverse consequences. If LG Studios (or a third party upon whom it relies) experiences a security incident or is perceived to have experienced a security incident, LG Studios may experience adverse consequences, such as: government enforcement actions (for example, investigations, fines, penalties, audits, and inspections); additional reporting requirements and/or oversight; restrictions on processing sensitive information; litigation; indemnification obligations; negative publicity; reputational harm; monetary fund diversions; interruptions in its operations; financial loss; and other similar harms. Security incidents and attendant consequences may cause customers to stop using LG Studios’ services, deter new customers from using LG Studios’ services, and negatively impact LG Studios’ ability to grow and operate its business. LG Studios’ contracts may not contain limitations of liability, and even where they do, there can be no assurance that limitations of liability in its contracts are sufficient to protect it from liabilities, damages, or claims related to its data privacy and security obligations. LG Studios cannot be sure that its insurance coverage will be adequate or sufficient to protect it from or to mitigate liabilities arising out of its privacy and security practices, that such coverage will continue to be available on commercially reasonable terms or at all, or that such coverage will pay future claims.

In addition to experiencing a security incident, third parties may gather, collect, or infer sensitive information about LG Studios from public sources, data brokers, or other means that reveals competitively sensitive details about its organization and could be used to undermine its competitive advantage or market position.

LG Studios may incur debt obligations that could adversely affect its business and profitability and its ability to meet other obligations.

LG Studios may complete one or more financing transactions on or prior to the completion of the Business Combination. As a result of such transactions, LG Studios anticipates having approximately $1,531.0 million of corporate intercompany indebtedness upon completion of the Business Combination pursuant to an intercompany note with Lions Gate Parent or one or more of its subsidiaries. Upon completion of the Business Combination, LG Studios and certain of its subsidiaries will also continue to provide a guarantee of Lions Gate Parent’s obligations under (i) the Lions Gate Parent Credit Agreement and (ii) the Lions Gate Parent Indenture and 5.500% senior notes due 2029 issued thereunder. LG Studios and certain of its subsidiaries will also continue to grant liens on and pledge collateral in favor of the collateral agent on behalf of the secured parties under the Lions Gate Parent Credit Agreement. LG Studios may also incur additional indebtedness in the future. As of December 31, 2023 and March 31, 2023, the Studio Business has corporate debt of approximately $1,604.4 million and $1,259.9 million, respectively, and film related obligations of approximately $1,821.5 million and $1,951.5 million, respectively. The Studio Business’ intercompany note shall provide for revolving credit commitments of $1.10 billion. The Studio Business’s debt service obligations (principal and interest) on its corporate debt and film related obligations outstanding as of December 31, 2023 over the next twelve months is estimated to be approximately $1,428.4 million. This amount is based on the applicable SOFR rate as of December 31, 2023, and is net of payments and receipts from the Studio Business’s interest rate swaps under the Studio Business’ intercompany note and excludes amounts that may be required for future borrowings under the revolving credit line portion of the Studio Business’ intercompany note which had an outstanding balance of $375.0 million as of December 31, 2023. The debt service amounts exclude amounts due at maturity associated with the Studio Business’ intercompany note including amounts reflective of Lions Gate Parent’s Term Loan A, which may be accelerated to December 2024 if amounts in excess of $250 million remain outstanding under Lions Gate Parent’s Term Loan B and have not been repaid, refinanced or extended to have a maturity on or after July 6, 2026. Interest paid on the weighted average borrowings under the line of credit of approximately $281.7 million amounted to $22.1 million during the nine months ended December 31, 2023.

This significant amount of debt could potentially have important consequences to LG Studios and its debt and equity investors, including:

•	requiring a substantial portion of its cash flow from operations to make interest payments;

•	making it more difficult to satisfy debt service and other obligations;

•	increasing the risk of a future credit ratings downgrade of its debt, which could increase future debt costs and limit the future availability of debt financing;

•	increasing its vulnerability to general adverse economic and industry conditions;

•	reducing the cash flow available to fund capital expenditures and other corporate purposes and to grow its business;

•	limiting LG Studios’ flexibility in planning for, or reacting to, changes in its business and the industry;

•	placing LG Studios at a competitive disadvantage relative to its competitors that may not be as highly leveraged with debt; and

•	limiting LG Studios’ ability to borrow additional funds as needed or take advantage of business opportunities as they arise, pay cash dividends or repurchase Pubco Common Shares.

To the extent that LG Studios incurs additional indebtedness, the foregoing risks could increase. In addition, LG Studios’ actual cash requirements in the future may be greater than expected. Its cash flow from operations may not be sufficient to repay all of the outstanding debt as it becomes due, and LG Studios may not be able to borrow money, sell assets or otherwise raise funds on acceptable terms, or at all, to refinance its debt. For more information, see “StudioCo Relationships and Related Party Transactions – Intercompany Financing Arrangement.”

The terms of the Lions Gate Parent Credit Agreement and the Lions Gate Parent Indenture restrict LG Studios’ current and future operations, particularly LG Studios’ ability to respond to changes or to take certain actions.

Upon completion of the Business Combination, LG Studios will remain subject to the covenants contained in the Lions Gate Parent Credit Agreement and Lions Gate Parent Indenture. The Lions Gate Parent Credit Agreement and the Lions Gate Parent Indenture contain a number of restrictive covenants that impose significant operating and financial restrictions on LG Studios and limit LG Studios’ ability to engage in acts that may be in LG Studios’ long-term best interest, including restrictions on LG Studios’ ability to: incur, assume or guarantee additional indebtedness; issue certain disqualified stock; pay dividends or distributions or redeem or repurchase capital stock; prepay, redeem or repurchase debt that is junior in right of payment to the debt under the Lions Gate Parent Credit Agreement and the notes under the Lions Gate Parent Indenture; make loans or investments; incur liens; restrict dividends, loans or asset transfers from Lions Gate Parent restricted subsidiaries; sell or otherwise dispose of assets, including capital stock of subsidiaries and sale/leaseback transactions; consolidate or merge with or into, or sell substantially all assets to, another person; enter into transactions with affiliates; and enter into new lines of business.

In addition, the Lions Gate Parent Credit Agreement requires Lions Gate Parent to maintain specified financial ratios, tested quarterly. Lions Gate Parent’s ability to meet those financial ratios can be affected by events beyond LG Studios’ control, including the effects on Lions Gate Parent’s or LG Studios’ business from global pandemics and related government actions and consumer behavior; as such, Lions Gate Parent may be unable to meet such financial ratios.

A breach of the covenants under the Lions Gate Parent Credit Agreement or the Lions Gate Parent Indenture, or nonpayment of any principal or interest due thereunder, could result in an event of default under the applicable indebtedness. Such a default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. In addition, an event of default under the Lions Gate Parent Credit Agreement would permit the lenders under the Lions Gate Parent revolving facility to which LG Studios will have access pursuant to the intercompany note to terminate all commitments to extend further credit thereunder. Furthermore, if Lions Gate Parent were unable to repay the amounts due and payable under the Lions Gate Parent Credit Agreement, the lenders thereof could proceed against the collateral granted to them to secure the credit facilities outstanding under the Lions Gate Parent Credit Agreement. In the event Lions Gate Parent’s lenders or noteholders accelerate the repayment of the borrowings outstanding under the Lions Gate Parent Credit Agreement or Lions Gate Parent Indenture, Lions Gate Parent and its subsidiaries including LG Studios and its subsidiaries may not have sufficient assets to repay that indebtedness.

The U.S. Internal Revenue Service may not agree that Pubco should be treated as a non-U.S. corporation for U.S. federal tax purposes and may not agree that its U.S. affiliates should not be subject to certain adverse U.S. federal income tax rules.

Under current U.S. federal tax law, a corporation is generally considered for U.S. federal tax purposes to be a tax resident in the jurisdiction of its organization or incorporation. Because Pubco will be incorporated outside of the U.S., it would generally be classified as a non-U.S. corporation (and, therefore, a non-U.S. tax resident) under these rules. However, Section 7874 of the Code (“Section 7874”) provides an exception to this general rule under which a non-U.S. incorporated entity may, in certain circumstances, be treated as a U.S. corporation (or surrogate foreign corporation) for U.S. federal tax purposes if it acquires a domestic entity (referred to as a “domestic entity acquisition”), and after the domestic entity acquisition, 80% or more (by vote or value) of the non-U.S. incorporated entity’s stock (60% or more for purposes of a surrogate foreign corporation determination) is held by former shareholders of the domestic entity by reason of holding stock in the domestic entity. This exception generally does not apply to situations in which, prior to the domestic entity acquisition, 80% or more (by vote and value) of the stock of the domestic entity was held directly or indirectly by a parent corporation (referred to as the “common parent”), and, after the domestic entity acquisition, the same common parent holds 80% or more (by vote and value) of the stock of the non-U.S. incorporated entity (referred to as the “internal group restructuring exception”). The internal group restructuring exception is preserved notwithstanding the common parent’s related transfer of the non-U.S. incorporated entity stock to its shareholders.

There is limited guidance regarding the application of Section 7874, including the application of the rules to the facts as they may exist at the time of the closing of the Business Combination. If Pubco were to be treated as a U.S. corporation for federal tax purposes, it could be subject to substantially greater U.S. tax liability than currently contemplated as a non-U.S. corporation. In addition, non-U.S. shareholders of Pubco would be subject to U.S. withholding tax on the gross amount of any dividends paid by Pubco to such shareholders (subject to an exemption or reduced rate available under an applicable tax treaty). Alternatively, if Pubco were to be treated as a surrogate foreign corporation for U.S. federal tax purposes, it and its U.S. affiliates (including the U.S. affiliates historically owned by it) may, in some circumstances, be subject to certain adverse U.S. federal income tax rules (which, among other things, could limit its ability to utilize certain U.S. tax attributes to offset U.S. taxable income or to offset the gain resulting from certain transactions).

Future changes to U.S. and non-U.S. tax laws could adversely affect Pubco.

The U.S. Congress, the Organisation for Economic Co-operation and Development (“OECD”) and other government agencies in jurisdictions where Pubco and its affiliates will conduct business have had an extended focus on issues related to the taxation of multinational corporations. For the past several years, the primary focus has been in the area of “base erosion and profit shifting,” including situations where payments are made between affiliates from a jurisdiction with high tax rates to a jurisdiction with lower tax rates. As part of its so-called Base Erosion and Profit Shifting (“BEPS”) project, OECD and the G-20 developed changes to numerous long-standing international tax principles. More recently, countries are increasingly seeking ways to tax what is sometimes referred to as the digitalized economy. For example, in response to the increasing globalization and digitalization of trade and business operations, OECD is working on a proposal as an extension of its BEPS project to establish a global minimum corporate taxation rate. The rules are designed to ensure that large multinational groups pay corporate income taxes at the minimum rate of 15% in the countries where they operate. The goal is for OECD members to enact domestic legislation implementing these rules effective beginning 2024.

Tax laws are dynamic and subject to change as new laws are passed and new interpretations of the law are issued or applied. The U.S. has enacted significant tax reform, and certain provisions of the law may adversely affect Pubco. Many countries in the European Union, as well as a number of other countries and organizations such as OECD, are increasingly scrutinizing the tax positions of companies and actively considering changes to existing tax laws that, if enacted, could increase Pubco’s tax obligations in countries where it does business. For example, the United Kingdom increased its corporate tax rate from 19% to 25%, starting in April 2023. There can be no assurance that Canadian federal income tax laws, the judicial interpretation thereof, or the administrative policies and assessing practices of the Canada Revenue Agency will not be changed in a manner that adversely affects Pubco or the holders of Pubco common stock. If U.S. or other tax authorities change applicable tax laws, Pubco’s overall taxes could increase, and Pubco’s business, financial condition or results of operations may be adversely impacted.

Changes in foreign, state and local tax incentives may increase the cost of original programming content to such an extent that they are no longer feasible.

Original programming requires substantial financial commitment, which can occasionally be offset by foreign, state or local tax incentives. However, there is a risk that the tax incentives will not remain available for the duration of a series. If tax incentives are no longer available or reduced substantially, it may result in increased costs for it to complete the production, or make the production of additional seasons more expensive. If Pubco is unable to produce original programming content on a cost-effective basis, its business, financial condition and results of operations would be materially adversely affected.

Pubco’s tax rate is uncertain and may vary from expectations.

There is no assurance that Pubco will be able to maintain any particular worldwide effective corporate tax rate because of uncertainty regarding the tax policies in the jurisdictions in which it and its affiliates operate. Pubco’s actual effective tax rate may vary from its expectations, and such variance may be material. Additionally, tax laws or their implementation and applicable tax authority practices in any particular jurisdiction could change in the future, possibly on a retroactive basis, and any such change could have an adverse impact on Pubco and its affiliates.

Legislative or other governmental action in the U.S. could adversely affect Pubco’s business.

Legislative action may be taken by the U.S. Congress that, if ultimately enacted, could limit the availability of tax benefits or deductions that Pubco expects to claim, override tax treaties upon which it expects to rely, or otherwise increase the taxes that the U.S. imposes on Pubco’s worldwide operations. Such changes could materially adversely affect Pubco’s effective tax rate and/or require it to take further action, at potentially significant expense, to seek to preserve its effective tax rate. In addition, if proposals were enacted that had the effect of limiting Pubco’s ability as a Canadian company to take advantage of tax treaties with the U.S., it could incur additional tax expense and/or otherwise incur business detriment.

Changes in, or interpretations of, tax rules and regulations, and changes in geographic operating results, may adversely affect Pubco’s effective tax rates.

Pubco is subject to income taxes in Canada, the U.S. and other tax jurisdictions. It also conducts business and financing activities between its entities in various jurisdictions and it is subject to complex transfer pricing regulations in the countries in which it operates. Although uniform transfer pricing standards are emerging in many of the countries in which it operates, there is still a relatively high degree of uncertainty and inherent subjectivity in complying with these rules. In addition, due to economic and political conditions, tax rates in various jurisdictions may be subject to significant change. Pubco’s future effective tax rates could be affected by changes in tax laws or regulations or the interpretation thereof (including those affecting the allocation of profits and expenses to differing jurisdictions), by changes in the amount of revenue or earnings that it derives from international sources in countries with high or low statutory tax rates, by changes in the valuation of its deferred tax assets and liabilities, by changes in the expected timing and amount of the release of any tax valuation allowance, or by the tax effects of stock-based compensation. Unanticipated changes in its effective tax rates could affect its future results of operations. Further, Pubco may be subject to examination of its income tax returns by federal, state, and foreign tax jurisdictions. Pubco regularly assesses the likelihood of outcomes resulting from possible examinations to determine the adequacy of its provision for income taxes. In making such assessments, it exercises judgment in estimating its provision for income taxes. While Pubco believes its estimates are reasonable, it cannot assure you that final determinations from any examinations will not be materially different from those reflected in its historical income tax provisions and accruals. Any adverse outcome from any examinations may have an adverse effect on its business and operating results, which could cause the market price of its securities to decline.

Risks Related to Ownership of Pubco’s Securities

Pubco cannot be certain that an active trading market for its common shares will develop or be sustained after the Business Combination, and following the completion of the Business Combination, its share price may fluctuate significantly as a result of numerous factors beyond Pubco’s control.

While the securities of Lions Gate Parent are publicly traded, a public market for Pubco Common Shares does not currently exist. Pubco anticipates that trading of its common shares will begin on the first trading day after the Closing. However, Pubco cannot guarantee that an active trading market for its common shares will develop or be sustained after the Business Combination, nor can Pubco predict the prices at which its common shares may trade after the Business Combination.

The market price of Pubco Common Shares may decline or fluctuate significantly due to a number of factors, many of which may be beyond Pubco’s control, including:

•	actual or anticipated fluctuations in Pubco’s operating results;

•	potential loss of revenue from the Studio Business;

•	potential loss of revenue from the Starz Business;

•	the operating and stock price performance of comparable companies;

•	changes in the Pubco Board or management;

•	changes in Pubco’s capital structure, such as future issuances of debt or equity securities;

•	changes in reputation concerning the content Pubco offers;

•	labor disputes, strikes or work stoppages that may impact Pubco, Pubco’s partners, suppliers, etc.;

•	price and volume fluctuations in the overall stock market, including as a result of trends in the economy as a whole;

•	fluctuation of interest rates, exchange rates, taxes, inflationary pressure;

•	changes in the regulatory and legal environment under which Pubco operates; and

•	other events or factors, including those resulting from pandemics or other public health crises, war, incidents of terrorism or responses to these events.

Over the past several years, the stock market has experienced extreme price and volume fluctuations and companies have been experiencing volatility in the market price of their securities which are unrelated or disproportionate to their operating results. Shareholders have instituted securities class action litigation against companies following periods of volatility in the market price of their securities. Any similar litigation against Pubco could result in substantial costs, divert management’s attention and resources and harm its business, financial condition and results of operations.

Pubco does not expect to pay any cash dividends for the foreseeable future.

Pubco currently intends to retain future earnings to finance and grow its business. As a result, Pubco does not expect to pay any cash dividends for the foreseeable future. All decisions regarding the payment of dividends by Pubco will be made in the sole discretion of the Pubco Board from time to time in accordance with applicable law. There can be no assurance that Pubco will have sufficient surplus under applicable law to be able to pay any dividends at any time in the future. This may result from extraordinary cash expenses, actual costs exceeding contemplated costs, funding of capital expenditures or increases in reserves. If Pubco does not pay dividends, the price of Pubco Common Shares that you receive in the Business Combination must appreciate for you to receive a gain on your investment. This appreciation may not occur. Further, you may have to sell some or all of your shares of Pubco Common Shares in order to generate cash flow from your investment.

If securities or industry analysts do not publish research or publish misleading or unfavorable research about Pubco’s business, Pubco’s share price and trading volume could decline.

The trading market for Pubco Common Shares will depend in part on the research and reports that securities or industry analysts publish about it or its business. Pubco does not currently have and may never obtain separate research coverage for its common shares. If there is no research coverage, Pubco Common Shares may be negatively impacted. If Pubco obtains research coverage for its common shares and if one or more of the analysts downgrades Pubco Common Shares or publishes unfavorable research about Pubco’s business, its share price may decline. If one or more of the analysts cease coverage of Pubco Common Shares or fail to publish reports on it regularly, demand for Pubco Common Shares could decrease, which could cause the price or trading volume of Pubco Common Shares to decline.

Upon consummation of the Business Combination, the rights and obligations of a Pubco shareholder will be governed by British Columbia law and may differ from the rights and obligations of shareholders of companies organized under the laws of other jurisdictions.

Like Lions Gate Parent, in connection with the Business Combination, Pubco will be incorporated and exist under the laws of British Columbia. Accordingly, its corporate structure as well as the rights and obligations of the holders of Pubco Common Shares may be different from the rights and obligations of shareholders of companies incorporated or organized under the laws of other jurisdictions and may be less favorable to the rights of holders of SEAC Class A Ordinary Shares arising under Cayman Islands law and the SEAC Articles. For a more detailed description of the rights of holders of Pubco Common Shares and how they may differ from the rights of holders of SEAC Class A Ordinary Shares, please see the section entitled “Comparison of Corporate Governance and Shareholder Rights.” The form of the Pubco Closing Articles is attached as Annex C to this proxy statement/prospectus, and you are urged to read it.

Future sales of shares by the Lionsgate Holders could cause the price of Pubco Common Shares to drop significantly.

Lionsgate Holders will have a controlling financial interest in Pubco and will have at least 82.5% (currently expected to be 85.7% under the No Redemption Scenario and 87.3% under the Maximum Redemption Scenario) of the voting interest of Pubco upon the Closing. If the Lionsgate Holders sell or indicate an intention to sell substantial amounts of their Pubco Common Shares in the public market, the trading price of the Pubco Common Shares could decline.

Although the Lionsgate Holders and the SEAC Holders, including the Sponsor, will be subject to restrictions regarding the transfer of shares of Pubco Common Shares held by them following the Business Combination, as described elsewhere in this proxy statement/prospectus, these shares may be sold after the expiration of their respective lock-ups. Pubco intends to file one or more registration statements prior to or shortly after the closing of the Business Combination to provide for the resale of such shares from time to time. As restrictions on resale end and the registration statements are available for use, the market price of Pubco Common Shares could decline if the holders of currently restricted shares sell them or are perceived by the market as intending to sell them.

Canadian takeover laws may discourage takeover offers being made for Pubco or may discourage the acquisition of large numbers of Pubco Common Shares.

Each of Lions Gate Parent, Studio HoldCo and StudioCo is incorporated in the Province of British Columbia and is subject to the takeover laws of Canada and upon consummation of the Business Combination, Pubco will be subject to the Canadian take-over bid regime pursuant to applicable Canadian securities laws. In general, a take-over bid is an offer to acquire voting or equity securities of a class made to persons in a Canadian jurisdiction where the securities subject to the bid, together with securities beneficially owned, or over which control or direction is exercised, by a bidder, its affiliates and joint actors, constitute 20% or more of the outstanding securities of that class of securities. Subject to the availability of an exemption, take-over bids in Canada are subject to prescribed rules that govern the conduct of a bid by requiring a bidder to comply with detailed disclosure obligations and procedural requirements. Among other things, a take-over bid must be made to all holders of the class of voting or equity securities being purchased; a bid is required to remain open for a minimum of 105 days subject to certain limited exceptions; a bid is subject to a mandatory, non-waivable minimum tender requirement of more than 50% of the outstanding securities of the class that are subject to the bid, excluding securities beneficially owned, or over which control or direction is exercised, by a bidder, its affiliates and joint actors; and following the satisfaction of the minimum tender requirement towards satisfaction or waiver of all other terms and conditions, a bid is required to be extended for at least an additional 10-day period. There are a limited number of exemptions from the formal take-over bid requirements. In general, certain of these exemptions include the following: (i) the normal course purchase exemption permits the holder of more than 20% of a class of equity or voting securities to purchase up to an additional 5% of the outstanding securities in a 12-month period (when aggregated with all other purchases in that period), provided there must be a published market and the purchaser must pay not more than the “market price” of the securities (as defined) plus reasonable brokerage fees or commissions actually paid; (ii) the private agreement exemption exempts private agreement purchases that result in the purchaser exceeding the 20% take-over bid threshold, provided the agreement must be made with not more than five sellers and the sellers may not receive more than 115% of the “market price” of the securities (as defined); and (iii) the foreign take-over bid exemption exempts a bid from the formal take-over bid requirements if, among other things, less than 10% of the outstanding securities of the class are held by Canadian residents and the published market on which the greatest volume of trading in securities of the class occurred in the 12 months prior to the bid was not in Canada.

Pubco Common Shares are subject to Canadian insolvency laws which are substantially different from Cayman Islands insolvency laws and may offer less protections to Pubco Shareholders compared to Cayman Islands insolvency laws.

As a public company incorporated under the laws of the Province of British Columbia, Pubco will be subject to Canadian insolvency laws and may also be subject to the insolvency laws of other jurisdictions in which Pubco will conduct business or hold assets. These laws may apply where any insolvency proceedings or procedures are to be initiated against or by Pubco. Canadian insolvency laws may offer Pubco Shareholders less protection than they would have had under Cayman Islands insolvency laws and it may be more difficult (or even impossible) for shareholders to recover the amount they could expect to recover in a liquidation under Cayman Islands insolvency laws.

Risks Related to SEAC and the Business Combination

Directors and officers of SEAC and the SEAC Sponsor have potential conflicts of interest in recommending that SEAC’s shareholders vote in favor of approval of the Business Combination and approval of the other proposals described in this proxy statement/prospectus.

When considering the SEAC Board’s recommendation that its shareholders vote in favor of the approval of the Business Combination and the other proposals described in this proxy statement/prospectus, SEAC shareholders should be aware that directors and officers of SEAC and the SEAC Sponsor have interests in the Business Combination that may be different from, or in addition to, the interests of SEAC’s shareholders. These interests include:

•

Pursuant to the SEAC Articles, the SEAC Sponsor, as the holder of the SEAC Founder Shares, is not entitled to redemption rights with respect to any SEAC Founder Shares and has agreed to waive redemption rights with respect to any SEAC Public Shares held by them in connection with the consummation of the Initial Business Combination. Additionally, SEAC Sponsor is not entitled to redemption rights with respect to any SEAC Founder Shares held by them if SEAC fails to consummate the Initial Business Combination before the Deadline Date. If SEAC does not complete the Initial Business Combination before the Deadline Date, the proceeds of the sale of the SEAC Private Placement Warrants held in the Trust Account will be used to fund the redemption of the SEAC Public Shares, and the SEAC Private Placement Warrants will expire without the receipt of any value by the holders of such warrants. Since SEAC Sponsor and SEAC management directly or indirectly own SEAC Ordinary Shares and SEAC Private Placement Warrants, SEAC management may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate the Initial Business Combination. Pursuant to the Sponsor Support Agreement, SEAC Sponsor has agreed to forfeit the SEAC Private Placement Warrants held by it in connection with the Closing;

•

The SEAC Sponsor paid an aggregate of approximately $25,000 for the 18,750,000 SEAC Founder Shares (approximately $0.0013 per share, after forfeiture due to there being no exercise of the over-allotment options in the SEAC IPO). The SEAC Sponsor paid an aggregate of approximately $17,600,000 for the 11,733,333 SEAC Private Placement Warrants, at a price of $1.50 per warrant, simultaneously with the consummation of the SEAC IPO. The SEAC Sponsor would lose its entire aggregate investment of $17,625,000 if SEAC does not complete an Initial Business Combination before the Deadline Date. On the contrary, if the Business Combination closes, the Pubco Common Shares held by the SEAC Sponsor and its permitted transferees, after taking into account the SEAC Sponsor Share Reductions, will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $19.3 million, based on the closing price of the SEAC Class A Ordinary Shares of $10.71 per share on April 10, 2024, resulting in a theoretical gain of approximately $1.7 million. Additionally, if, following the Business Combination, the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share, the SEAC Sponsor will be entitled to receive 2,200,000 Pubco Common Shares upon exercise of the Pubco Sponsor Options at $0.0001 per share, subject to the terms of the Sponsor Option Agreement. Accordingly, assuming a Trading Price of Pubco Common Shares equals to $16.05 and the issuance of the full 2,200,000 Pubco Common Shares to the SEAC Sponsor, the aggregate value of the Pubco Common Shares the SEAC Sponsor will hold (assuming no additional purchase of Pubco Common Shares by SEAC), which if unrestricted and freely tradable would be at approximately $64.2 million, resulting in a theoretical gain of approximately $46.6 million;

•

The fact that given the differential in the purchase price that SEAC Sponsor paid for the SEAC Founder Shares as compared to the price of the SEAC Units sold in the SEAC IPO and the 2,010,000 Pubco Common Shares and the 2,200,000 Pubco Common Shares underlying the Pubco Sponsor Options that SEAC Sponsor and its permitted transferees will receive upon exchange of the SEAC Founder Shares in connection with the Business Combination, the SEAC Sponsor and its permitted transferees may earn a positive rate of return on their investment even if the Pubco Common Shares trade below $10.00, the per share price initially paid for the SEAC Units in the SEAC IPO and the

SEAC Public Shareholders experience a negative rate of return following the completion of the Business Combination. After taking into account the SEAC Sponsor Share Reductions, the aggregate market value of the 1,800,000 Pubco Common Shares to be held by the SEAC Sponsor following the Business Combination would be more than the initial investment in SEAC by the SEAC Sponsor if the trading price of the Pubco Common Shares following the Closing is above $9.79 per share;

•	The fact that certain members of SEAC management, including Harry E. Sloan, Eli Baker and Jeff Sagansky, collectively own, directly or indirectly, a material interest in SEAC Sponsor;

•

The SEAC Articles provide that SEAC renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of SEAC management on the one hand, and SEAC, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of SEAC management to any other entity. SEAC is not aware of any such corporate opportunities not being offered to SEAC and does not believe that waiver of the corporate opportunities doctrine has materially affected SEAC’s search for an acquisition target or will materially affect SEAC’s ability to complete an Initial Business Combination;

•

If the Trust Account is liquidated, including in the event SEAC is unable to complete an Initial Business Combination within the required time period, SEAC Sponsor has agreed to indemnify SEAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per SEAC Public Share, or such lesser amount per SEAC Public Share as is in the Trust Account on the liquidation date, by the claims of (a) any third party (other than SEAC’s independent public accountants) for services rendered or products sold to SEAC or (b) a prospective target business with which SEAC has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, but only if such a third party or target business has not executed a waiver of all rights to seek access to the Trust Account;

•

The fact that SEAC Sponsor will benefit from the completion of an Initial Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to SEAC Shareholders rather than liquidate;

•

The anticipated appointment of Harry E. Sloan, Chairman of the SEAC Board and a director of Lions Gate Parent, as a director on the Pubco Board in connection with the closing of the Business Combination;

•

The fact that Harry E. Sloan, the Chairman of SEAC, also serves as a member of the board of directors, the compensation committee and the strategic advisory committee of Lions Gate Parent and, as of March 21, 2024, Mr. Sloan beneficially owned 70,101 Class A voting shares of Lions Gate Parent and 271,344 Class B non-voting shares of Lions Gate Parent, each of which represents less than 1% of respective class of shares of Lions Gate Parent. Mr. Sloan also participates in the compensation programs, indemnification and insurance arrangements of Lions Gate Parent applicable to non-employee directors. However, Mr. Sloan has recused himself from the decisions to approve the Business Combination made by both the SEAC Board and board of directors of Lions Gate Parent. Paul Buccieri, a director of SEAC has also recused himself from the decisions to approve the Business Combination made by the SEAC Board due to a potential commercial conflict of interest given his role as President and Chairman of the A+E Networks, a company which is also in the media and entertainment industry;

•

The fact that Pubco will indemnify SEAC Sponsor and its affiliates and their respective present and former directors and officers for a period of six years from the Closing, in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to the Business Combination and SEAC Sponsor’s ownership of SEAC Securities or its control or ability to influence SEAC; and

•

Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the SEAC Insiders, SEAC Board and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an Initial Business Combination. However, if SEAC fails to consummate an Initial Business Combination, such persons will not have any claim against the Trust Account for reimbursement and SEAC may not be able to reimburse these expenses. No such reimbursable out-of-pocket expenses have been provided to SEAC for reimbursement as of the date of this proxy statement/prospectus.

Recognizing the potentially differing interests of SEAC Sponsor, its affiliates and some officers and directors of SEAC from the interests of the SEAC Shareholders caused by the economic interests described above and in an effort to mitigate potential conflicts of interest, the SEAC Board formed the SEAC Transaction Committee, and the SEAC Transaction Committee engaged an independent financial advisor to assist in evaluating the fairness, from a financial point of view, of the consideration to be received by the SEAC Shareholders (other than the Excluded Shareholders) in the Business Combination, which included several meetings between the SEAC Transaction Committee and such financial advisor to discuss and consider the financial terms of the transaction and the financial and operating performance of certain publicly traded companies deemed similar to StudioCo in one or more respects. The SEAC Transaction Committee and the SEAC Board also engaged with legal counsel to discuss and consider the legal terms of the Business Combination Agreement and related agreements. The SEAC Transaction Committee and the SEAC Board also considered certain mitigating factors, including (i) SEAC’s business combination process, which included an extensive search for and discussions with alternative target businesses, (ii) the formation of the SEAC Transaction Committee to review the Business Combination Agreement and related transactions on behalf of the SEAC Board, (iii) the recusal of Messrs. Sloan and Buccieri from participating in the SEAC Board’s approval of the Business Combination, (iv) the fact that the terms of the Business Combination Agreement and the other ancillary agreements are consistent with the then-current market practice for such terms, (v) the anticipated disclosure of potential conflicts of interests in this proxy statement/prospectus, and (vi) and the other factors described in the subsection entitled “The Business Combination — The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”. In addition, the SEAC Transaction Committee and the SEAC Board considered the Fairness Opinion rendered by Duff & Phelps to the SEAC Board prior to the execution of the Business Combination Agreement, as to the fairness, from a financial point of view, to the SEAC Shareholders (other than the Excluded Shareholders), as of the date of such opinion, of the consideration to be received by such shareholders in the Business Combination, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion as more fully described under the subsection entitled “The Business Combination—Opinion of the SEAC Financial Advisor”.

The SEAC Transaction Committee and the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) reviewed and considered the foregoing interests during the negotiation of the Business Combination and in evaluating and unanimously approving the Business Combination Agreement and the transactions contemplated therein.

The SEAC Sponsor, in which certain members of SEAC management collectively own a material interest, will be liable under certain circumstances to ensure that proceeds of the Trust Account are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced the decision of the SEAC Board to approve the Business Combination.

If an Initial Business Combination is not consummated by SEAC by the Deadline Date, the SEAC Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SEAC for services rendered or contracted for or products sold to SEAC. If SEAC consummates a business combination, on the other hand, SEAC will be liable for all such claims. See the section of this proxy statement/prospectus entitled “Business of SEAC and Certain Information about SEAC — Liquidation if No Business Combination” for further information.

These obligations of the SEAC Sponsor may have influenced the SEAC Board’s decision to approve the Business Combination and to continue to pursue such Business Combination. In considering the recommendations of the SEAC Board to vote for the Business Combination Proposal and the other proposals, SEAC Shareholders should consider these interests.

The SEAC Insiders have agreed to vote in favor of the Business Combination, regardless of how the SEAC Public Shareholders vote.

The SEAC Insiders have agreed to vote their shares in favor of the Business Combination. The SEAC Sponsor currently owns 18,750,000 SEAC Class B Ordinary Shares, which represents approximately 52.2% of SEAC’s outstanding shares prior to the Business Combination and the other SEAC Insiders own no SEAC Ordinary Shares. Accordingly, it is more likely that the necessary shareholder approval for the Business Combination will be received than would be the case if the SEAC Sponsor had agreed to vote their shares in accordance with the majority of the votes cast by the SEAC Public Shareholders.

The SEAC Insiders, SEAC’s advisors and their affiliates may elect to purchase SEAC Public Shares or SEAC Public Warrants from SEAC Public Shareholders, which may influence a vote on the Business Combination and reduce the public “float” of SEAC Class A Ordinary Shares.

The SEAC Insiders, SEAC’s advisors or their affiliates may purchase SEAC Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. In addition, to the extent any SEAC Insiders purchase SEAC Public Warrants in the open-market in accordance with the terms of the Sponsor Support Agreement, such SEAC Insiders will agree to vote their SEAC Public Warrants in favor of the Warrant Proposals at the SEAC Public Warrantholders’ Meeting. However, other than as expressly stated herein, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase such shares or public warrants in such transactions. For additional information, see “The Business Combination —Potential Purchases of Public Shares and/or Public Warrants”.

In the event that the SEAC Insiders and SEAC’s advisors or their affiliates purchase SEAC Public Shares in privately negotiated transactions from SEAC Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their SEAC Public Shares. The purpose of any such purchases of SEAC Public Shares could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining shareholder approval of the Business Combination or to satisfy a closing condition in the Business Combination Agreement that requires SEAC to have a certain amount of cash at the Closing, where it appears that such requirement would otherwise not be met. Any such purchases of SEAC’s securities may result in the completion of the Business Combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of the SEAC Class A Ordinary Shares and the number of beneficial holders of SEAC’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of SEAC’s securities on a national securities exchange.

Past performance by SEAC, including its management team, may not be indicative of an ability to complete the Business Combination or of future performance of an investment in Pubco.

Past acquisition and operational experience of SEAC management and their affiliates is not a guarantee of SEAC’s ability to complete the Business Combination nor, if consummated, a guarantee that the intended benefits of the Business Combination will be achieved. Harry E. Sloan, Chairman of SEAC Board, is expected to be a director of Pubco immediately following the Business Combination, but he may not continue as a director of Pubco and his view may not prevail in relation to any decisions or actions taken by the Pubco Board. You should not rely on the historical record of SEAC management or their affiliates’ performance as indicative of the future performance of Pubco or of an investment in Pubco securities.

SEAC cannot assure you that its diligence review has identified all material risks associated with the Business Combination, and you may be less protected as an investor from any material issues with respect to StudioCo’s business, including any material omissions or misstatements contained in the Registration Statement or this proxy statement/prospectus relating to the Business Combination, than an investor in an underwritten initial public offering.

Even though SEAC conducted due diligence on LG Parties, this diligence may not have surfaced all material issues with StudioCo, it may not be possible to uncover all material issues through a customary amount of due diligence, and factors outside of StudioCo’s and outside of SEAC’s or Pubco’s control may later arise.

Additionally, the scope of due diligence conducted in conjunction with the Business Combination may be different than would typically be conducted in the event StudioCo pursued an underwritten initial public offering. In a typical initial public offering, the underwriters of the offering conduct due diligence on the company to be taken public, and following the offering, the underwriters are subject to liability to private investors for any material misstatement or omissions in the registration statement. While potential investors in an initial public offering typically have a private right of action against the underwriters of the offering for any of these material misstatements or omissions, there are no underwriters of the Pubco Class A Common Shares that will be issued pursuant to the Business Combination and thus no corresponding right of action is available to investors in the Business Combination for any material misstatement or omissions in the Registration Statement or this proxy statement/prospectus. Therefore, as an investor in the Business Combination, you may be exposed to future losses, impairment charges, write-downs, write-offs or other charges, as described above, that could have a significant negative effect on Pubco’s financial condition, results of operations and the share price of Pubco Class A Common Shares, which could cause you to lose some or all of your investment without certain recourse against any underwriter that may be available in an underwritten public offering.

SEAC (or Pubco) will not have any right to make damage claims against LG Parties for the breach of any representation, warranty or covenant made by LG Parties in the Business Combination Agreement.

The Business Combination Agreement provides that all of the representations, warranties and covenants of the parties contained therein shall not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing and then only with respect to breaches occurring after Closing. As a result, SEAC (or Pubco) will have no remedy available to it if the Business Combination is consummated and it is later revealed that there was a breach of any of the representations, warranties and covenants made by LG Parties at the time of the Business Combination.

SEAC Shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Shares as consideration in the Business Combination. Having a minority share position may reduce the influence that SEAC’s current shareholders have on the management of Pubco.

Under the Business Combination Agreement, the number of Pubco Common Shares to be issued to Studio HoldCo, a wholly-owned subsidiary of Lions Gate Parent, in connection with the StudioCo Amalgamation cannot be less than 82.5% of the Pubco Common Shares issued and outstanding immediately following the consummation of the Business Combination (including the Pubco Common Shares that may be issued upon exercise of the PubCo Sponsor Options and the issuance of any Pubco Common Shares to PIPE Investors). Therefore, SEAC Shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Shares as consideration in the Business Combination. Currently, the SEAC Public Shareholders and the SEAC Sponsor own 47.8% and 52.2% of the issued and outstanding SEAC Ordinary Shares, respectively. As described in more detail below, assuming no Pubco Common Shares are issued upon exercise of the Pubco Sponsor Options, (i) assuming the Maximum Redemption Scenario, it is expected that immediately after the consummation of the Business Combination, the SEAC Sponsor and SEAC Public Shareholders will hold 2,010,000 Pubco Common Shares and 11,644,031 Pubco Common Shares, representing 0.7% and 4.0% of the issued and outstanding Pubco Common Shares, respectively, while Lions Gate Parent’s subsidiary, Studio HoldCo, is expected to hold 253,435,794 Pubco Common Shares, representing 87.3% of the issued and outstanding Pubco Common Shares; and (ii) assuming the No Redemption Scenario, it is expected that immediately after the consummation of the Business Combination, the SEAC Sponsor and SEAC Public Shareholders will hold 2,010,000 Pubco Common Shares and 17,175,223 Pubco Common Shares, representing 0.7% and 5.8% of the issued and outstanding Pubco Common Shares, respectively, while Lions Gate Parent’s subsidiary, Studio HoldCo, is expected to hold 253,435,794 Pubco Common Shares, representing 85.7% of the issued and outstanding Pubco Common Shares.

Subsequent to the consummation of the Business Combination, Pubco may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on Pubco’s financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although SEAC has conducted due diligence on the Studio Business, SEAC cannot assure you that this diligence revealed all material issues that may be present in the Studio Business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of SEAC’s or Pubco control will not later arise. As a result, Pubco may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with SEAC’s preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on liquidity, the fact that Pubco reports charges of this nature could contribute to negative market perceptions about Pubco or its securities. In addition, charges of this nature may cause Pubco to violate net worth or other covenants to which it may be subject. Accordingly, any SEAC shareholder who chooses to remain a stockholder of Pubco following the Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by SEAC’s officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation relating to the Business Combination contained an actionable material misstatement or material omission.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of SEAC Securities, Lions Gate Parent’s securities and/or Pubco Common Shares may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of SEAC Securities and Lions Gate Parent’s securities prior to the Closing may decline. The market values of these securities at the time of the Business Combination may vary significantly from their prices on the date the Business Combination Agreement was executed, the date of this proxy statement/prospectus, or the date on which SEAC shareholders vote on the Business Combination. Because the number of shares to be issued pursuant to the Business Combination Agreement is based on the per share value of the amount in the Trust Account and will not be adjusted to reflect any changes in the market price of SEAC Class A Ordinary Shares or Lions Gate Parent’s securities, the market value of Pubco Common Shares issued in the Business Combination may be higher or lower than the values of these shares on earlier dates.

In addition, following the Business Combination, Pubco Common Shares will not have any redemption rights like the SEAC Public Shares had and fluctuations in the price of Pubco Common Shares could contribute to the loss of all or part of your investment. The trading price of Pubco Common Shares following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond SEAC’s, Lions Gate Parent’s or Pubco’s control. Inflationary pressures, increases in interest rates and other adverse economic and market forces may contribute to potential downward pressures in market value of SEAC Securities, Lions Gate Parent’s securities and Pubco Common Shares. Additionally, any of the risk factors discussed in this proxy statement/prospectus could have a material adverse effect on your investment in SEAC Securities and Pubco Common Shares may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of SEAC Securities, Lions Gate Parent’s Securities or Pubco Common Shares may not recover and may experience a further decline.

Broad market and industry factors may materially harm the market price of SEAC Securities, Lions Gate Parent’s securities and Pubco Common Shares irrespective of Pubco’s operating performance. The stock market in general, and Nasdaq specifically, has experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, you may not be able to sell your securities at or above the price at which they were acquired. A loss of investor confidence in the market for the stocks of other companies which investors perceive to be similar to Pubco could depress Pubco’s share price regardless of Pubco’s business, prospects, financial conditions or results of operations. A decline in the market price of Pubco’s securities also could adversely affect Pubco’s ability to issue additional securities and Pubco’s ability to obtain additional financing in the future.

Pubco’s actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what Pubco’s actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated, or the future consolidated results of operations or financial position of Pubco. See “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

The projections and forecasts presented in this proxy statement/prospectus may not be an indication of the actual results of the transaction or Pubco’s future results.

This proxy statement/prospectus contains projections and forecasts prepared by Lions Gate Parent. None of the projections and forecasts included in this proxy statement/prospectus have been prepared with a view toward public disclosure other than to certain parties involved in the Business Combination or toward complying with SEC guidelines or GAAP. The projections and forecasts were prepared based on numerous variables and assumptions which are inherently uncertain and may be beyond the control of Lions Gate Parent and SEAC and exclude, among other things, transaction-related expenses. Important factors that may affect actual results and results of Pubco’s operations following the Business Combination, or could lead to such projections and forecasts not being achieved include, but are not limited to: changing content consumption patterns, an evolving competitive landscape, successful management and retention of key personnel and artistic talent, unexpected expenses and general economic conditions. As such, these projections and forecasts may be inaccurate and should not be relied upon as an indicator of actual past or future results.

There can be no assurance that Pubco Common Shares issued in connection with the Business Combination will be approved for listing on the Nasdaq following the Closing, or that we will be able to comply with the continued listing standards of the Nasdaq.

Pubco Common Shares are expected to be listed on the Nasdaq following the Business Combination. Pubco’s continued eligibility for listing may depend on the number of SEAC shares that are redeemed. If, after the Business Combination, Nasdaq delists the Pubco Common Shares from trading on its exchange for failure to meet the listing standards, SEAC and SEAC Shareholders could face significant material adverse consequences including:

•	a limited availability of market quotations for SEAC Securities;

•

a determination that Pubco Common Shares is a “penny stock,” which will require brokers trading in Pubco Common Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for Pubco Common Shares;

•	a limited amount of analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The SEAC Articles provides that SEAC must complete its initial business combination by June 15, 2024. If SEAC has not completed an initial business combination by then (or such later date as SEAC Shareholders may approve in accordance with the SEAC Articles), SEAC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than 10 business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding SEAC Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and SEAC’s board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such case, the SEAC Public Shareholders may only receive approximately $10.00 per share and SEAC’s warrants will expire worthless.

SEAC’s directors may decide not to enforce the indemnification obligations of the SEAC Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to SEAC Public Shareholders.

SEAC Sponsor has agreed that it will be liable to SEAC if and to the extent any claims by a third party for services rendered or products sold to SEAC, or a prospective target business with which SEAC has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the funds held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under SEAC’s indemnity of the underwriters of SEAC’s initial public offering against certain liabilities, including liabilities under the Securities Act. While SEAC currently expects that its independent directors would take legal action on its behalf against the SEAC Sponsor to enforce its indemnification obligations to SEAC, it is possible that SEAC’s independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance. If SEAC’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to the SEAC Public Shareholders may be reduced below $10.00 per share.

If third parties bring claims against SEAC, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by SEAC Shareholders may be less than $10.00 per share.

SEAC’s placing of funds in the Trust Account may not protect those funds from third party claims against SEAC. Although SEAC will seek to have all vendors, service providers, prospective target businesses and other entities with which SEAC do business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of SEAC Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against SEAC’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, SEAC management will consider whether competitive alternatives are reasonably available to it and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of SEAC under the circumstances. Examples of possible instances where SEAC may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with

SEAC and will not seek recourse against the Trust Account for any reason. As a result, if any such claims were successfully made against the Trust Account, the funds available for SEAC’s Initial Business Combination and redemptions could be reduced to less than $10.00 per SEAC Public Share. In such event, you would receive such lesser amount per share in connection with any redemption of your SEAC Public Share. None of SEAC’s officers or directors will indemnify it for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

SEAC may not have sufficient funds to satisfy indemnification claims of SEAC management.

SEAC has agreed to indemnify its officers and directors to the fullest extent permitted by law. However, SEAC’s officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account and to not seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will be able to be satisfied by SEAC only if (i) SEAC have sufficient funds outside of the Trust Account or (ii) SEAC consummate an Initial Business Combination. SEAC’s obligation to indemnify its officers and directors may discourage shareholders from bringing a lawsuit against SEAC’s officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against SEAC’s officers and directors, even though such an action, if successful, might otherwise benefit SEAC and SEAC Shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent SEAC pay the costs of settlement and damage awards against SEAC’s officers and directors pursuant to these indemnification provisions.

Goldman Sachs & Co. LLC (“GS”), a representative of the underwriters in SEAC IPO, was to be compensated in part on a deferred basis for already-rendered underwriting services in connection with SEAC IPO, yet GS, without any consideration from SEAC or Lions Gate Parent, gratuitously waived its entitlement to such compensation. While GS did not participate in any aspect of the Business Combination and SEAC has no other contractual relationship with GS, investors should be aware that the waiver of a deferred underwriting fee is unusual.

GS is a representative of the underwriters in SEAC IPO. Pursuant to that certain underwriting agreement, dated January 5, 2022, by and between SEAC and Citigroup Global Markets Inc. (“Citi”) and GS (together with Citi, the “SEAC IPO Underwriters”), as representatives of the underwriters (the “Underwriting Agreement”), GS and Citi were entitled to deferred compensation in a portion of $26,250,000 as consideration for services rendered to SEAC in connection with SEAC IPO, which was to become payable upon consummation of a business combination transaction. On January 3, 2024, SEAC received a letter from GS whereby GS waived its entitlement to any portion of the $26,250,000 deferred underwriting fee payable pursuant to the Underwriting Agreement. SEAC did not seek out the reasons why GS waived its deferred underwriting fee, despite GS having already completed its services under the Underwriting Agreement. GS received no additional consideration for the waiver of its entitlement to the deferred underwriting fee. There is no dispute among any of the parties to the Business Combination with respect to the services provided or the resignation of GS. While GS did not participate in any aspect of the Business Combination and SEAC has no other contractual relationship with GS, investors should be aware that the waiver of a deferred underwriting fee is unusual. GS did not affirmatively disclaim responsibility for any of the disclosure in this proxy statement/prospectus. SEAC Shareholders should be aware that the resignation may indicate that GS does not want to be associated with the disclosure in this proxy statement/prospectus or the transactions contemplated hereby, and SEAC Shareholders should not place any reliance on the fact that GS was previously involved in SEAC IPO.

In addition, although GS waived its entitlement to any deferred underwriting fee payable to it pursuant to the Underwriting Agreement, certain provisions of the Underwriting Agreement were not waived by GS. In particular, GS did not waive its rights to indemnification and contribution under the Underwriting Agreement. As a result, if any claims, litigation, disputes or other legal proceedings are brought by third parties against any of the SEAC IPO Underwriters in relation to its services provided under the Underwriting Agreement, then SEAC (and Pubco after the Closing) may be liable to pay for or reimburse the SEAC IPO Underwriters for such losses and costs it incurs, subject to the limitations set forth in the Underwriting Agreement. In addition, the

Underwriting Agreement described above contains a contribution provision in the event that the indemnity obligations are unavailable or insufficient to hold harmless an indemnified party; however, no SEAC IPO Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the offered securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay. Therefore, there can be no assurance that SEAC (or PubCo after the Closing) would have sufficient funds to satisfy such indemnification claims.

If, before distributing the proceeds in the Trust Account to the SEAC Public Shareholders, SEAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against SEAC that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of SEAC’s shareholders and the per-share amount that would otherwise be received by SEAC’s shareholders in connection with SEAC’s liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to the SEAC Public Shareholders, SEAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against SEAC that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in SEAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of SEAC’s shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by SEAC’s shareholders in connection with SEAC’s liquidation may be reduced.

The ability of SEAC Public Shareholders to exercise redemption rights with respect to a large number of SEAC Public Shares may not allow SEAC to complete the Business Combination.

At the time SEAC entered into the Business Combination Agreement and related agreements for the Business Combination, SEAC did not know how many SEAC Public Shareholders would exercise their redemption rights, and therefore SEAC structured the Business Combination based on its expectations as to the number of shares that will be submitted for redemption. The Business Combination Agreement provides that the obligations of LG Parties to consummate the Amalgamations are subject to, among other things, the Minimum Cash Condition.

If the exercise of redemption rights by SEAC Public Shareholders and/or a failure to close the PIPE cause SEAC to fail to meet the Minimum Cash Condition, unless the Minimum Cash Condition is waived by the LG Parties, the Business Combination Agreement could terminate and the Business Combination may not be consummated. There can be no assurance that LG Parties would waive any such provision of the Business Combination Agreement. Further, in the event that the number of Public Shares being redeemed is greater than the number of Public Shares assumed to be redeemed in the Maximum Redemption Scenario and the Business Combination is approved and consummated with the Minimum Cash Condition waived by the LG Parties, the ownership percentage retained by the SEAC Public Shareholders in Pubco and the amount of cash available for use by Pubco will be even less than 5.8% and $125 million, respectively, under Maximum Redemption Scenario presented in the section of this proxy statement/prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information”.

If an SEAC Shareholder or a “group” of SEAC Shareholders are deemed to hold in excess of 15% of SEAC Class A Ordinary Shares, that SEAC Shareholder or SEAC Shareholders will lose the ability to redeem all such shares in excess of 15% of SEAC Class A Ordinary Shares, absent SEAC’s consent.

The SEAC Articles provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in this offering, which SEAC refers to as the “Excess Shares,” without SEAC’s prior consent. Accordingly, if an SEAC Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the SEAC Public Shares, then any such Excess Shares would not be redeemed for cash, without SEAC’s prior consent. However, such SEAC Shareholder may vote all their shares (including Excess Shares) for or against the

Business Combination. A SEAC Shareholder’s inability to redeem the Excess Shares will reduce such SEAC Shareholder’s influence over SEAC’s ability to complete the Business Combination and such SEAC Shareholder could suffer a material loss on such holder’s investment in SEAC if the SEAC Shareholder sells Excess Shares in open market transactions. Additionally, a SEAC Shareholder will not receive redemption distributions with respect to the Excess Shares if SEAC completes the Business Combination. As a result, the SEAC Shareholder will continue to hold that number of SEAC Class A Ordinary Shares exceeding 15% and, in order to dispose of such shares, would be required to sell such shares in open market transactions, potentially at a loss.

SEAC Public Shareholders may not know prior to the redemption deadline or prior to the SEAC Shareholders’ Meeting whether the Minimum Cash Condition is satisfied.

If SEAC receives valid redemption requests from holders of SEAC Public Shares prior to the redemption deadline, SEAC may, at its sole discretion, following the redemption deadline and until the Closing Date, seek and permit withdrawals by one or more of such holders of their redemption requests. SEAC may select which holders to seek such withdrawals of redemption requests from based on any factors SEAC may deem relevant and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where SEAC otherwise would not satisfy the Minimum Cash Condition. There may be a period of time after the SEAC Shareholders’ Meeting and before the Closing when shareholders do not know whether this closing condition is satisfied. Accordingly, SEAC Public Shareholders may be required to make redemption and voting decisions without knowing whether all of the conditions to closing the Business Combination will be satisfied.

A SEAC Public Shareholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account may not put such shareholder in a better future economic position.

The price at which a shareholder may be able to sell its Pubco Common Shares in the future following the completion of the Business Combination (or shares received or retained in connection with any alternative business combination) is not determinable as of the date of this proxy statement/prospectus. Certain events following the consummation of the Business Combination may cause an increase in Pubco’s share price and may result in a lower value realized now than a SEAC Public Shareholder might realize in the future had the shareholder redeemed their SEAC Public Shares. Similarly, if an SEAC Public Shareholder does not redeem their SEAC Public Shares, the shareholder will bear the risk of ownership of Pubco Common Shares after the consummation of the Business Combination, and a shareholder may not be able to sell its Pubco Common Shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. An SEAC Public Shareholder should consult, and rely solely upon, the shareholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

The net cash available to Pubco from the Trust Account and the PIPE in respect of each SEAC Public Share that is not redeemed will be materially less than the $10.70 price per share ascribed in the Business Combination Agreement to the Pubco Common Shares to be issued to Studio HoldCo.

In recent litigation following the closing of other “deSPAC” transactions, plaintiffs have alleged that it was a material omission for the SPAC not to have disclosed in its proxy statement/prospectus that the “net cash per public share” of the SPAC was materially below the price per share ascribed to the combined company’s shares to be issued to the target shareholders in the business combination. While such litigation has been brought against Delaware SPACs in Delaware courts (and SEAC is a Cayman Islands exempted company), and without acknowledging the relevance of the net cash per share information or the merits of any such claim, SEAC Public Shareholders should be aware that the net cash available to Pubco from the Trust Account and the PIPE in respect of each SEAC Public Share that is not redeemed will be materially less than the $10.70 price per share ascribed in the Business Combination Agreement to the Pubco Common Shares to be issued to Studio HoldCo due to the discounted price paid for the PIPE Shares, expenses attributable to SEAC, the SEAC Public Warrant Exchange for $0.50 per SEAC Public Warrant, and dilution from the 2,010,000 SEAC Founder Shares that will remain outstanding upon the Closing (excluding any Pubco Common Shares to be issued upon vesting of the Pubco Sponsor Options).

For illustrative purposes, assuming an estimated redemption price of $10.735 per share, (1) under the No Redemption Scenario, such amount would be equal to $8.90 per share, which is the quotient of (a) $409.5 million, which is the maximum Aggregate Transaction Proceeds, including (i) all of the cash remaining from the Trust Account (assuming no further redemptions), plus (ii) the aggregate amount of cash that has been funded pursuant to the PIPE, less (iii) the amount of estimated SEAC Transaction Expenses of $21 million, less (iv) the aggregate payment for the SEAC Public Warrants of $12,500,000, divided by (b) the sum of (i) 17,175,223 (which is the number of SEAC Public Shares outstanding assuming no further redemptions), plus (ii) 23,091,217 (which is the number of PIPE shares) plus (iii) 2,010,000 (which is the number of SEAC Founder Shares that will remain outstanding upon the Closing (excluding any Pubco Common Shares to be issued upon vesting of the Pubco Sponsor Options)), and (2) under the Maximum Redemption Scenario, such amount would be equal to $8.61 per share, which is the quotient of (a) $350.0 million, which is the minimum Aggregate Transaction Proceeds, including (i) the cash remaining in the Trust Account (after additional redemptions), plus (ii) the aggregate amount of cash that has been funded pursuant to the PIPE, less (iii) the amount of estimated SEAC Transaction Expenses of $21 million, less (iv) the aggregate payment for the SEAC Public Warrants of $12,500,000, divided by (b) the sum of (i) 11,644,031 (which is the number of SEAC Public Shares that remain outstanding assuming maximum redemptions) plus (ii) 23,091,217 (which is the number of PIPE shares), plus (iii) 2,010,000 (which is the number of SEAC Founder Shares that will remain outstanding upon the Closing (excluding any Pubco Common Shares to be issued upon vesting of the Pubco Sponsor Options)). In either case, such “net cash per public share” would be less than the $10.70 price per share ascribed to the Pubco Common Shares to be issued to Studio HoldCo in the Business Combination Agreement. This calculation does not take into account that, upon the Closing, the Studio Business will be part of Pubco along with the cash from the Trust Account and PIPE, and all shareholders of Pubco—not just the SEAC Public Shareholders—will bear the dilutive impact of the transaction expenses attributable to SEAC, the SEAC Public Warrant Exchange, the SEAC Founder Shares, and the PIPE discount.

If a SEAC Public Shareholder fails to receive notice of SEAC’s offer to redeem its SEAC Public Shares in connection with the Business Combination, or fails to comply with the procedures for redeeming its shares, such SEAC Public Shares may not be redeemed.

SEAC Public Shareholders may demand that SEAC redeem their SEAC Public Shares for their respective pro rata portion of the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, and taxes paid or payable, if any) divided by the number of then issued and outstanding SEAC Public Shares. SEAC Public Shareholders who seek to exercise this redemption right must (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested and (b) deliver their SEAC Public Shares (either physically or electronically through DTC) to SEAC’s Transfer Agent two business days prior to the scheduled date of the SEAC Shareholders’ Meeting (or such other date and time as may be publicly announced by SEAC). Any SEAC Shareholders who fails to properly deliver their SEAC Public Shares will not be entitled to have her or his shares redeemed. See the section entitled “Extraordinary General Meetings of SEAC Shareholders and SEAC Public Warrantholders—Redemption Rights” for the procedures to be followed if you wish to have your SEAC Public Shares redeemed for cash.

If SEAC is unable to consummate the Business Combination or any other Initial Business Combination by the Deadline Date, the SEAC Public Shareholders may be forced to wait beyond such date before redemption from the Trust Account.

If SEAC is unable to complete the Business Combination or any other Initial Business Combination by the Deadline Date, SEAC will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the SEAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to SEAC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then SEAC Public

Shares in issue, which redemption will completely extinguish such SEAC Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of SEAC’s remaining SEAC Shareholders and the SEAC Board, liquidate and dissolve, subject in each case to SEAC’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

If SEAC is deemed to be an investment company under the Investment Company Act, SEAC may be required to institute burdensome compliance requirements and SEAC’s activities may be restricted, which may make it difficult to complete the Business Combination or force SEAC to abandon its efforts to complete an initial business combination.

If SEAC is deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), SEAC’s activities may be restricted, including:

•	restrictions on the nature of SEAC’s investments; and

•

restrictions on the issuance of securities, each of which may make it difficult for SEAC to complete the Business Combination. In addition, SEAC may have imposed on it burdensome requirements, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless it can qualify for an exclusion, a company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of the company’s assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

The SEC recently provided guidance that the determination of whether a that a special purpose acquisition company, like SEAC, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities, and “is a question of facts and circumstances” requiring individualized analysis. When applying these factors to SEAC, SEAC does not believe that its principal activities will subject it to the Investment Company Act. To this end, SEAC was formed for the purpose of completing an initial business combination with one or more businesses. Since its inception, SEAC’s business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, SEAC does not plan to buy businesses or assets with a view to resale or profit from their resale and SEAC does not plan to buy unrelated businesses or assets or be a passive investor. In addition, the proceeds held in the Trust Account were invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations until January 2024, when, to mitigate the potential risk that SEAC could be deemed to be an investment company under the Investment Company Act, the trustee liquidated such investments and moved the proceeds to an interest-bearing demand deposit account. Pursuant to the investment management trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds in this manner, and by focusing SEAC’s directors’ and officers’ time toward, and operating SEAC’s business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), SEAC intends to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in SEAC Securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of SEAC’s initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the SEAC Articles (A) to modify the substance or timing of SEAC’s obligation to allow redemption in connection with SEAC’s initial business combination or to redeem 100% of SEAC Public Shares if SEAC does not complete its initial business combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the Completion Window, SEAC’s return of the funds held in the Trust Account to SEAC Public Shareholders as part of SEAC’s redemption of the SEAC Public Shares. If SEAC does not invest the proceeds as discussed above, SEAC may be deemed to be subject to the Investment Company Act.

If SEAC is deemed to be an investment company for purposes of the Investment Company Act, SEAC would need to register as such under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which SEAC has not allotted funds and may hinder SEAC’s ability to complete a business combination. SEAC may also be forced to abandon its efforts to complete an initial business combination, including the Business Combination, and instead be required to liquidate the Trust Account. In which case, SEAC investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of SEAC Securities following such a transaction, and SEAC Warrants would expire worthless. For illustrative purposes, in connection with the liquidation of the Trust Account, SEAC Public Shareholders may receive only approximately $10.735 per public share, which is based on estimates as of April 10, 2024, or less in certain circumstances.

The completion of the Business Combination is subject to certain closing conditions, including satisfaction of all closing conditions in the Business Combination Agreement, including those relating to the PIPE, and any such conditions may not be satisfied on a timely basis, if at all.

The completion of the Business Combination is subject to a number of conditions, including those included in the Business Combination Agreement. The timing and completion of the Business Combination is not assured and is subject to risks, including the risk that approval of the Business Combination by SEAC Shareholders is not obtained, failure to close the PIPE, or that there are not sufficient funds in the Trust Account to meet the Minimum Cash Condition, in each case subject to certain terms specified in the Business Combination Agreement (as described under “The Business Combination Agreement—Conditions to Closing”), or that other Closing conditions are not satisfied.

The completion of the Business Combination is conditioned on, among other things, meeting the requirement that the Aggregate Transaction Proceeds being equal to at least $350,000,000 and no more than $409,500,000, which is the sum of the amount of cash available in the Trust Account at Closing (after giving effect to any redemptions) plus the aggregate cash proceeds actually received or deemed received by Pubco, SEAC, New SEAC or any of their applicable successors or assigns in respect of the PIPE. The Closing is also conditioned on the closing of the PIPE and the receipt of the PIPE Investment Amount in accordance with the Subscription Agreements. Either SEAC or LG Parties may agree to waive, in whole or in part, the conditions to its obligations to consummate the Business Combination or certain of the other transactions contemplated by the Business Combination Agreement, to the extent permitted by each of the parties’ organizational documents and applicable laws. Even if SEAC and LG Parties choose to waive the condition of the closing of the PIPE, failure to close the PIPE could make the Minimum Cash Condition harder to achieve, unless the LG Parties also agree to waive the Minimum Cash Condition.

If SEAC does not complete the Business Combination, SEAC could be subject to various risks, including:

•	the parties may be liable for damages to one another under certain circumstances pursuant to the terms and conditions of the Business Combination Agreement;

•

negative reactions from the financial markets, including declines in the price of SEAC Class A Ordinary Shares due to the fact that current prices may reflect a market assumption that the Business Combination will be completed; and

•	the attention of SEAC management will have been diverted to the Business Combination rather than the pursuit of other opportunities in respect of an initial business combination.

Changes in laws or regulations, or a failure to comply with any laws or regulations, may adversely affect SEAC’s business, including its ability to negotiate and complete the Business Combination, and results of operations.

SEAC is subject to rules and regulations by various national, regional and local governing bodies, including, for example, the SEC, and to new and evolving regulatory measures under applicable law. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly and SEAC’s efforts to comply with such new and evolving laws and regulations have resulted in and are likely to continue to result in, increased general and administrative expenses and a diversion of SEAC management’s time and attention. In addition, these changes could have a material adverse effect on SEAC’s business, investments and results of operations.

Moreover, because these laws, regulations and standards are subject to varying interpretations, their application in practice may evolve over time as new guidance becomes available. For example, on January 24, 2024, the SEC issued final rules and guidance relating to special purpose acquisition companies, like SEAC, regarding, among other things, disclosure in SEC filings in connection with initial business combination transactions; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transaction; and the potential liability of certain participants in proposed business combination transactions. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to SEAC’s disclosure and governance practices. A failure to comply with applicable laws or regulations and any subsequent changes, as interpreted and applied, could have a material adverse effect on SEAC’s business, including its ability to negotiate and complete the Business Combination, and results of operations.

The exercise of SEAC management’s discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the SEAC Shareholders’ best interest.

In the period leading up to the Closing, events may occur that may require SEAC to agree to amend the Business Combination Agreement, to consent to certain actions taken by LG Parties, or to waive rights that SEAC is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of SEAC’s business, a request by SEAC to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement, or the occurrence of other events that would have a material adverse effect on StudioCo’s business. In any of such circumstances, it would be at SEAC’s discretion, acting through the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination), to grant its consent or waive those rights. The existence of financial and personal interests of one or more of the directors described in the preceding risk factors may result in a conflict of interest on the part of such director(s) between what he or she or they may believe is best for SEAC and SEAC Shareholders and what he or she or they may believe is best for himself or herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, SEAC does not believe there will be any changes or waivers that SEAC management would be likely to make after SEAC Shareholder Approval has been obtained. While certain changes could be made without further SEAC Shareholders’ approval, SEAC will circulate a new or amended proxy statement/prospectus and re-solicit SEAC Shareholders if changes to the terms of the transaction that would have a material impact on SEAC Shareholders are required prior to the vote on the Business Combination Proposal.

SEAC and Lions Gate Parent will incur significant transaction and transition costs in connection with the Business Combination.

SEAC and Lions Gate Parent have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination, and Pubco will experience recurring costs related to operating as a public company following the consummation of the Business Combination. Pubco may also incur additional costs to retain key employees. All expenses incurred in connection with the Business Combination Agreement and the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs.

Lions Gate Parent may not be able to complete a separation of Pubco from the Starz Business of Lions Gate Parent in a timely manner, or at all.

Lions Gate Parent currently contemplates a separation of the Studio Business, which will be held by Pubco following the consummation of the Business Combination, and the Starz Business into two independent companies. Lions Gate Parent’s ability to effect and complete such a separation is subject to a number of conditions and risks, including general business, economic, market and financial conditions, regulatory or other legal requirements, tax and capital structuring considerations and various other factors, all of which are difficult to predict and may be beyond Lions Gate Parent’s control. Therefore, there can be no assurance regarding the anticipated timing or structure of any separation of Pubco from the Starz Business or that the separation can be completed at all.

SEAC may be targeted by securities class action and derivative lawsuits that could result in substantial costs and may delay or prevent the Business Combination from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into merger agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on SEAC’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Business Combination, then that injunction may delay or prevent the Business Combination from being completed, or from being completed within the expected timeframe, which may adversely affect SEAC and Lionsgate’s respective businesses, financial condition and results of operation.

Pubco’s management will have broad discretion in the use of Pubco’s net proceeds from the Business Combination.

An investor in Pubco Common Shares will have to rely upon the judgment of Pubco’s management with respect to the use of proceeds, with only limited information concerning management’s specific intentions. Pubco’s management may spend a portion or all of the net proceeds from the Business Combination in ways that holders of Pubco Common Shares might not desire, that might not yield a favorable return and that might not increase the value of a Pubco Shareholder’s investment. The failure by Pubco’s management to apply these funds effectively could have a material adverse effect on Pubco’s business, results of operations or financial condition. Pending their use, Pubco may invest the net proceeds from the Business Combination in a manner that does not produce income or that loses value.

The Pubco Closing Articles and Canadian laws and regulations applicable to Pubco may adversely affect Pubco’s ability to take actions that could be deemed beneficial to Pubco Shareholders.

As a Canadian company, Pubco will be subject to different corporate requirements than a corporation organized under the laws of the United States or Cayman Islands. The Pubco Closing Articles, as well as the BC Act, set forth various rights and obligations that are unique to Pubco as a Canadian company. These requirements may limit or otherwise adversely affect Pubco’s ability to take actions that could be beneficial to Pubco Shareholders.

Provisions set forth in the Pubco Closing Articles provide for limitations on the removal of directors, limitations on shareholder proposals at meetings of shareholders and limitations on shareholder action by written consent, which could have the effect of delaying or preventing a change of control or changes in Pubco’s management. See Annex C.

The Investment Canada Act requires that a non-Canadian must file an application for review with the Minister responsible for the Investment Canada Act and obtain approval of the Minister prior to acquiring control of a “Canadian business” within the meaning of the Investment Canada Act, where prescribed financial thresholds are exceeded. If Pubco were to be considered to be carrying on or to control an entity carrying on a “Canadian business,” an acquisition of control of Pubco by a non-Canadian would be subject to a suspensory review if these thresholds are exceeded. Furthermore, limitations on the ability to acquire and hold Pubco Common Shares may be imposed by the Competition Act. This legislation permits the Commissioner of Competition appointed under the Competition Act to review any acquisition or establishment, directly or indirectly, including through the acquisition of shares, of control over or of a significant interest in Pubco.

SEAC and LG Parties may be subject to business uncertainties while the Business Combination is pending.

Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on SEAC and LG Parties. These uncertainties may impair the ability to retain and motivate key personnel and could cause third parties that deal with LG Parties to defer entering into contracts or making other decisions or seek to change existing business relationships.

Pubco or Lions Gate Parent may be held liable to the other if it fails to perform under its agreements, and the performance of such services may negatively affect Pubco’s business and operations.

In connection with the Business Combination, each of Pubco and Lions Gate Parent will enter into a tax matters agreement, shared services/overhead sharing agreement and a separation agreement and will continue to be party to other intercompany agreements that will provide for the performance of certain services by each company for the benefit of the other for a period of time after the completion of the Business Combination. If Pubco or Lions Gate Parent do not satisfactorily perform their obligations under the agreements, they may be held liable for any resulting losses suffered by the other, subject to certain limits.

Pubco will be a “controlled company” within the meaning of the Nasdaq rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements. As a result, Pubco Shareholders will not have the same protections afforded to shareholders of companies that cannot rely on such exemptions and are subject to such requirements.

Lions Gate Parent will beneficially own and control a majority of the combined voting power of Pubco’s common stock. As a result, Pubco will be a “controlled company” within the meaning of the Nasdaq listing rules. Under these rules, a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements of Nasdaq, including, but not limited to, the requirement that:

•	a majority of the board of directors consist of directors who qualify as “independent” as defined under the Nasdaq listing rules;

•

its board of directors have a nominating and corporate governance committee composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	its board of directors have a compensation committee composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

Pubco may rely on some or all of these exemptions so long as it remains a “controlled company.” As a result, Pubco may not have (i) a majority of independent directors, (ii) a nominating and governance committee composed entirely of independent directors, and (iii) a compensation committee composed entirely of independent directors. Accordingly, Pubco Shareholders will not have the same protections afforded to shareholders of companies subject to all of the corporate governance requirements of Nasdaq.

The SEAC Merger, the New SEAC Domestication or the Amalgamations may result in adverse U.S. federal income tax consequences for SEAC Shareholders.

As discussed more fully below in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders”, the parties intend that (i) the SEAC Merger and the New SEAC Domestication each qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (an “F Reorganization”) and (ii) the exchange by U.S. Holders of their New SEAC Class A Common Shares held immediately prior to the StudioCo Amalgamation for Pubco Common Shares pursuant to the StudioCo Amalgamation qualify as a tax-deferred exchange, either as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code, or, alternatively, is a disregarded transaction and not a realization event. In addition, while not free from doubt, SEAC Shareholders that are U.S. Holders (as defined below in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders”) generally are not expected to have any U.S. federal income tax consequences as a result of the SEAC Amalgamation. However, as further discussed below in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders,” the rules governing the U.S. federal income tax treatment of the SEAC Merger, the New SEAC Domestication and the Amalgamations, and the applicability and effect of the PFIC rules thereon, are complex and subject to uncertainty (particularly in light of the absence of guidance on how amalgamations effected under Canadian corporate law, such as the Amalgamations, are treated for U.S. federal income tax purposes), and will depend on a U.S. Holder’s particular circumstances. Furthermore, although SEAC, Lionsgate, Pubco and the other parties to the Business Combination Agreement intend to report the SEAC Merger, the New SEAC Domestication and the Amalgamations consistent with their respective intended U.S. federal income tax treatments, the qualification of such transactions for such intended tax treatments is not a condition to SEAC’s or Lionsgate’s obligation to complete the Business Combination. If the SEAC Merger, the New SEAC Domestication or the Amalgamations do not qualify for their respective intended U.S. federal income tax treatments, SEAC Shareholders could recognize taxable gain or loss upon the exchange (or deemed exchange) of their shares in SEAC (or the respective SEAC successor) pursuant to the SEAC Merger, the New SEAC Domestication, the SEAC Amalgamation or the StudioCo Amalgamation, as applicable. In addition, if any of SEAC (or its successors) or PubCo is or has been a PFIC, there could be additional adverse tax consequences under the PFIC rules as discussed further in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders — VII. Passive Foreign Investment Company Considerations”.

All SEAC Shareholders are urged to consult with their own tax advisors regarding the potential tax consequences to them of the SEAC Merger, the New SEAC Domestication and the Amalgamations, including the applicability and effect of the PFIC rules and other U.S. federal, state and local and non-U.S. tax laws. For a more complete discussion of the U.S. federal income tax considerations of the SEAC Merger, the New SEAC Domestication, the SEAC Amalgamation and StudioCo Amalgamation for U.S. Holders, please see the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders”.

If Pubco (or, prior to the SEAC Merger, SEAC) is a “passive foreign investment company,” or “PFIC,” U.S. Holders of Pubco Common Shares (or SEAC Class A Ordinary Shares) may suffer adverse U.S. federal income tax consequences.

If Pubco (or, prior to the SEAC Merger, SEAC) is a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder (as defined below in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders”), the U.S. Holder may be subject to adverse U.S. federal income tax consequences with respect to the SEAC Merger, the New SEAC Domestication, the StudioCo Amalgamation and/or with respect to the ownership and disposition of Pubco Common Shares following the Business

Combination, and may be subject to additional reporting requirements. Assuming each of the SEAC Merger, the New SEAC Domestication, the SEAC Amalgamation and the StudioCo Amalgamation qualifies for their respective intended U.S. federal income tax treatments (as discussed further in the section entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders”), New SEAC (and, following the StudioCo Amalgamation, Pubco) will be treated as SEAC’s successor for U.S. federal income tax purposes and SEAC’s current taxable year would not close and would continue under Pubco, including for purposes of the PFIC rules. Accordingly, following the Business Combination, including the taxable year that includes the Business Combination, the tests to determine PFIC status will be applied based on the assets and activities of the combined business.

Based upon the composition of its income and assets, and upon a review of its financial statements, SEAC believes that it has been a PFIC since its first taxable year and will likely be considered a PFIC for its most recently ended taxable year. Furthermore, the timing of the Business Combination is uncertain and PFIC status is based on income, assets and activities for the entire taxable year. In addition, the determination of PFIC status is fundamentally factual in nature and depends on the application of complex U.S. federal income tax rules that are subject to differing interpretations and generally cannot be determined until the close of the taxable year in question. Accordingly, there can be no assurance that Pubco will not be treated as a PFIC for the taxable year that includes the Business Combination or any future taxable year. In addition, neither the U.S. counsel to SEAC nor the U.S. counsel to Lions Gate Parent expresses any opinion with respect to the PFIC status of SEAC or Pubco for any taxable year.

If a U.S. Holder holds Pubco Common Shares (or, prior to the SEAC Merger, SEAC Class A Ordinary Shares) while Pubco (or SEAC or any of its successors) is a PFIC, unless the U.S. Holder makes certain elections, Pubco will continue to be treated as a PFIC with respect to such U.S. Holder during subsequent years, whether or not Pubco (or, prior to the SEAC Merger, SEAC) is treated as a PFIC in those years.

U.S. Holders are strongly urged to consult with their own tax advisors to determine the application of the PFIC rules to them in their particular circumstances and any resulting tax consequences. Please see the subsection entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders — VII. Passive Foreign Investment Company Considerations” for a more detailed discussion with respect to the PFIC status of SEAC (and, following the StudioCo Amalgamation, Pubco) and the resulting tax consequences to U.S. Holders.

EXTRAORDINARY GENERAL MEETINGS OF SEAC SHAREHOLDERS AND SEAC PUBLIC WARRANTHOLDERS

Overview

SEAC is furnishing this proxy statement/prospectus to its shareholders and public warrantholders as part of the solicitation of proxies by the SEAC Board for use at the SEAC Shareholders’ Meeting and the SEAC Public Warrantholders’ Meeting, each to be held on May 7, 2024, and at any adjournment thereof. This proxy statement/prospectus is first being furnished to SEAC Shareholders and SEAC Public Warrantholders on or about April 22, 2024. This proxy statement/prospectus provides SEAC Shareholders and SEAC Public Warrantholders with information they need to know to be able to vote or instruct their vote to be cast at the SEAC Meetings.

Date, Time and Place

The SEAC Shareholders’ Meeting will be held both in person on May 7, 2024 at 10:30 a.m., Eastern Time at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020 and virtually at https://www.cstproxy.com/screamingeagleacquisition/2024. The SEAC Public Warrantholders’ Meeting will be held both in person on May 7, 2024 at 11:00 a.m., Eastern Time at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020 and virtually at https://www.cstproxy.com/screamingeagleacquisition/whm2024. In addition to online attendance, SEAC will provide SEAC Shareholders and SEAC Public Warrantholders with an opportunity to hear all portions of the in-person SEAC Shareholders’ Meeting and SEAC Public Warrantholders’ Meeting as conducted by the SEAC Board, submit written questions and comments during the SEAC Meetings and vote online during the open poll portion of the SEAC Meetings.

Attending the SEAC Shareholders’ Meeting and SEAC Public Warrantholders’ Meeting

All SEAC Shareholders as of the record date, or their duly appointed proxies, may attend the SEAC Shareholders’ Meeting either in person or via the live webcast. All SEAC Public Warrantholders as of the record date, or their duly appointed proxies, may attend the SEAC Public Warrantholders’ Meeting either in person or via the live webcast. If you were a SEAC Shareholder and/or SEAC Public Warrantholder as of the close of business on April 16, 2024, you may attend the SEAC Shareholders’ Meeting and/or SEAC Public Warrantholders’ Meeting, as applicable. SEAC Shareholders or SEAC Public Warrantholders do not need to attend the SEAC Meetings to vote their shares. For information on how to vote your SEAC Ordinary Shares and/or SEAC Public Warrants, please see the subsection entitled “Who Can Answer Your Questions About Voting Your Shares/Warrants”.

In order to attend the SEAC Meetings, submit questions and vote, SEAC Shareholders and SEAC Public Warrantholders will need a control number. If you are a registered SEAC Shareholder or SEAC Public Warrantholders, you received a proxy card with this proxy statement/prospectus that includes your control number. If you do not have your control number, contact the Transfer Agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your SEAC Ordinary Shares/Public Warrants are held in “street name” or are in a margin or similar account, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact the Transfer Agent to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

SEAC Shareholders and/or SEAC Public Warrantholders can pre-register to attend the meeting. To pre-register, visit https://www.cstproxy.com/screamingeagleacquisition/2024 and https://www.cstproxy.com/screamingeagleacquisition/whm2024, respectively, and enter your control number, name and email address. After pre-registering, SEAC Shareholders and/or SEAC Public Warrantholders will be able to vote or submit questions for the SEAC Meetings, as applicable.

SEAC Shareholders and SEAC Public Warrantholders have multiple opportunities to submit questions to SEAC for the SEAC Meetings, as applicable. SEAC Shareholders and SEAC Public Warrantholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. SEAC Shareholders and SEAC Public Warrantholders also may submit questions live during the meetings. Questions pertinent to SEAC Meetings’ matters may be recognized and answered during the SEAC Meetings in SEAC’s discretion, subject to time constraints. SEAC reserves the right to edit or reject questions that are inappropriate for SEAC Meetings’ matters. In addition, SEAC will offer live technical support for all SEAC Shareholders and SEC Warrantholders attending the SEAC Meetings, as applicable. To attend and participate in the SEAC Shareholders’ Meeting virtually, SEAC Shareholders of record may visit https://www.cstproxy.com/screamingeagleacquisition/2024. and enter their 12 digit control number, regardless of whether such shareholders have pre-registered. To attend and participate in the SEAC Public Warrantholders’ Meeting virtually, SEAC Public Warrantholders of record may visit https://www.cstproxy.com/screamingeagleacquisition/whm2024. and enter their 12 digit control number, regardless of whether such warrantholders have pre-registered.

Pursuant to the SEAC Articles, the SEAC Board (or the chief executive officer or the chairman, as applicable) may cancel or postpone any duly convened general meeting at any time prior to such meeting for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The SEAC Board (or the chief executive officer or the chairman) will give SEAC Shareholders and/or SEAC Public Warrantholders notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the SEAC Board (or the chief executive officer or the chairman) may determine.

Proposals

At the SEAC Shareholders’ Meeting, SEAC Shareholders will vote on the following Shareholder Proposals:

•

Shareholder Proposal No. 1 – Business Combination Proposal: To approve, by Special Resolution, the Business Combination Agreement and the Business Combination, including the Arrangement and the Plan of Arrangement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement attached hereto as Annex B, (i) SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) pursuant to the Arrangement and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

•

Shareholder Proposal No .2 – SEAC Merger Proposal: To approve, by Special Resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo (also referred to as with SEAC Merger Surviving Company) as the surviving entity and each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share. The full text of the Plan of Merger is attached to the accompanying proxy statement/prospectus as Annex L.

•

Shareholder Proposal No. 3 – Advisory Organizational Documents Proposals: To approve on a non-binding advisory basis, by Ordinary Resolution, the governance provisions contained in the Pubco Closing Articles that materially affect the rights of SEAC Shareholders, presented separately in accordance with the SEC guidance. Proposal No. 3 is separated into sub-proposals as described in the following paragraphs (a)–(h):

(a)	Change in authorized share capital: a proposal to increase the number of authorized share capital to unlimited number of Pubco Common Shares, without par value;

(b)	Classes of directors: a proposal to remove classification of directors, so that the Pubco Board will not be divided into classes and each director will be elected on an annual basis;

(c)	Appointment of directors: a proposal to require the directors of Pubco to be appointed by Ordinary Resolution of the Pubco Shareholders;

(d)	Removal of directors: a proposal to require the directors of Pubco to be removed by Pubco Shareholders with or without cause by Special Resolution;

(e)

Casting vote: a proposal to provide that in the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall not be entitled to a second or casting vote;

(f)

Shareholder right to call general meeting: a proposal to provide that, in accordance with the BC Act, shareholders who hold in aggregate at least 1/20 of the issued shares entitled to vote at general meetings may requisition general meetings, subject to compliance with applicable requirements under the BC Act;

(g)	Exclusive forum: a proposal to remove a provision requiring an exclusive forum for certain shareholder litigation; and

(h)	Removal of blank check company provisions: a proposal to remove provisions related to Pubco’s status as a blank check company, as they will no longer be relevant to Pubco following the Closing.

•

Shareholder Proposal No. 4 – Stock Issuance Proposal: To approve, by Ordinary Resolution, assuming the Business Combination Proposal and the SEAC Merger Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of (x) up to 23,091,217 Pubco Common Shares and up to Newly Issued 2,018,951 Reduction Right Shares, in each case, to PIPE Investors in accordance with the terms of the Subscription Agreements, plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination.

•

Shareholder Proposal No. 5 – Adjournment Proposal: If put to SEAC Shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals, or if we otherwise determine that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals.

At the SEAC Public Warrantholders’ Meeting, SEAC Public Warrantholders will vote on the following Warrantholder Proposals:

•

Warrantholder Proposal No. 1 – Warrant Agreement Amendment Proposal: a proposal to approve and adopt the SEAC Warrant Agreement Amendment in the form attached as Annex F hereto to provide that, before the SEAC Merger, each of the then outstanding SEAC Public Warrants will be exchanged by such holder with SEAC for cash in the amount of $0.50 per whole SEAC Public Warrant. The SEAC Warrant Agreement Amendment will be contingent upon SEAC Shareholder Approval and consummation of the Business Combination.

•

Warrantholder Proposal No. 2 – Warrantholder Adjournment Proposal: If put to SEAC Public Warrantholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Public Warrantholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived.

For more information on the Proposals, please see the sections entitled “Shareholder Proposal No. 1 – The Business Combination Proposal”, “Shareholder Proposal No. 2 – The SEAC Merger Proposal”, “Shareholder Proposal No. 3 – The Advisory Organizational Documents Proposals”, “Shareholder Proposal No. 4 – The Stock Issuance Proposal”, “Shareholder Proposal No. 5 – The Adjournment Proposal”, “Warrantholder Proposal No. 1 – The Warrant Agreement Amendment Proposal” and “Warrantholder Proposal No. 2 – The Warrantholder Adjournment Proposal.”

Recommendation of the SEAC Board FOR the Proposals

A SEAC Transaction Committee of the SEAC Board was authorized by the SEAC Board, among other things, to review the terms of the potential transaction, review and engage in due diligence, engage in separate discussions with SEAC management and SEAC’s advisors regarding the transaction and retain an independent financial advisor and any other advisors, if deemed necessary, and, if the transaction committee determines it is advisable and in the best interests of SEAC and to approve this Business Combination. The SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination), based in part on the unanimous recommendation of the SEAC Transaction Committee, has unanimously approved the Business Combination Agreement and the transactions contemplated therein, and unanimously recommends that SEAC Shareholders vote “FOR” the adoption of the Business Combination Agreement and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other Shareholder Proposals presented to SEAC Shareholders in the accompanying proxy statement/prospectus. The SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) also unanimously recommends that SEAC Public Warrantholders vote “FOR” the Warrant Agreement Amendment Proposal. When you consider the SEAC Board’s recommendation of each of the proposals presented at the SEAC Meetings, you should keep in mind that certain members of SEAC management have interests in the Business Combination that may conflict with your interests as a shareholder and/or public warrantholder. Please see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for additional information. For more information, please see the sections entitled “Shareholder Proposal No. 1 – The Business Combination Proposal” “Shareholder Proposal No. 2 – The SEAC Merger Proposal”, “Shareholder Proposal No. 3 – The Advisory Organizational Documents Proposals”, “Shareholder Proposal No. 4 – The Stock Issuance Proposal”, “Shareholder Proposal No. 5 – The Adjournment Proposal”, “Warrantholder Proposal No. 1 – The Warrant Agreement Amendment Proposal” and “Warrantholder Proposal No. 2 – The Warrantholder Adjournment Proposal.”

When you consider the unanimous recommendation of the SEAC Board in favor of approval of these Proposals, you should keep in mind that, aside from their interests as shareholders, SEAC Sponsor and certain members of SEAC management have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder. Please see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination”.

Voting Power; Record Date

Only SEAC Shareholders of record at the close of business on April 16, 2024, the record date for the SEAC Shareholders’ Meeting, will be entitled to vote at the SEAC Shareholders’ Meeting. In respect of the Business Combination Proposal, the Advisory Organizational Documents Proposals, the Stock Issuance Proposal and (if put) the Adjournment Proposal, each SEAC Shareholder is entitled to one vote for each SEAC Ordinary Share registered in its name as of the close of business on the record date. If a SEAC Shareholder’s SEAC Ordinary Shares are held in “street name” or are in a margin or similar account, such shareholder should contact its broker, bank or other nominee to ensure that votes related to the shares beneficially owned by such shareholder are properly counted. On the record date, there were 35,925,223 SEAC Ordinary Shares outstanding, of which 17,175,223 are SEAC Public Shares and 18,750,000 are SEAC Class B Ordinary Shares held by SEAC Sponsor.

Only SEAC Public Warrantholders of record at the close of business on April 16, 2024, the record date for the SEAC Public Warrantholders’ Meeting, will be entitled to vote at the SEAC Public Warrantholders’ Meeting. In respect of the SEAC Public Warrantholder Proposals, SEAC Public Warrantholders are entitled to one vote at the meeting for each SEAC Public Warrant held of record as of the record date. On the record date, there were 25,000,000 outstanding SEAC Public Warrants. If a SEAC Public Warrantholder’s SEAC Public Warrants are held in “street name” or are in a margin or similar account, such warrantholder should contact its broker, bank or nominee to ensure that votes related to the warrants beneficially own by such warrantholder are properly counted.

Quorum and Required Vote for Proposals at the SEAC Meetings

A quorum of SEAC Shareholders is necessary to hold a valid meeting. A quorum will be present at the SEAC Shareholders’ Meeting if the holders of one-third of the SEAC Ordinary Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy at the SEAC Shareholders’ Meeting. Abstentions will be counted as present for purposes of establishing a quorum for the SEAC Shareholders’ Meeting; broker non-votes will not.

Approval of each of the Business Combination Proposal and the SEAC Merger Proposal and the Extension Proposal requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of not less than two thirds (66 2/3%) of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class. Approval of each of the Advisory Organizational Documents Proposals, the Stock Issuance Proposal and (if put) the Adjournment Proposal requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of a majority of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote the SEAC Shareholders’ Meeting, voting as a single class. Abstentions will not count as votes cast at the SEAC Shareholders’ Meeting and therefore will have no effect on any of the Shareholder Proposals (assuming a quorum is present).

The Closing is conditioned on the approval of the Business Combination Proposal, the SEAC Merger Proposal, and the Stock Issuance Proposal at the SEAC Shareholders’ Meeting. The Advisory Organizational Documents Proposals are non-binding and are not conditioned on the approval of any other Proposal set forth in this proxy statement/prospectus. The Adjournment Proposal is not conditioned on the approval of any other Shareholder Proposal set forth in this proxy statement/prospectus.

The Warrant Agreement Amendment Proposal requires the approval of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. Accordingly, a SEAC Public Warrantholder’s failure to vote by proxy or to vote virtually at the SEAC Public Warrantholders’ Meeting, an abstention from voting, or a broker non-vote, will have the same effect as a vote “AGAINST” the Warrant Agreement Amendment Proposal. Pursuant to the Warrantholder Support Agreements, holders of approximately 44.19% of the SEAC Public Warrants have agreed to vote in favor of the Warrant Agreement Amendment Proposal. In accordance with the terms of the Sponsor Support Agreement, an entity controlled by SEAC Sponsor has agreed with Lions Gate Parent that it will purchase additional SEAC Public Warrants in the open market in order to meet threshold necessary to approve the SEAC Warrant Agreement Amendment and to vote such SEAC Public Warrants in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrantholders’ Meeting. Accordingly, the SEAC Warrant Agreement Amendment is expected to be adopted.

Voting Your SEAC Securities

If you are a shareholder of record, there are two ways to vote your SEAC Ordinary Shares at the SEAC Shareholders’ Meeting or to vote your SEAC Public Warrants at the SEAC Public Warrantholders’ Meeting:

•

You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your SEAC Ordinary Shares or your SEAC Public Warrants as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your SEAC Securities, your SEAC Securities will be voted as recommended by the SEAC Board “FOR” each of the Proposals;

•	You can submit your proxy by telephone or over the internet by following the instructions on your proxy card; or

•	You can attend the SEAC Shareholders’ Meeting and/or the SEAC Public Warrantholders’ Meeting in person or virtually and vote.

If your SEAC Ordinary Shares and/or SEAC Public Warrants are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the SEAC Ordinary Shares and/or SEAC Public Warrants beneficially owned by you are properly counted. Beneficial shareholders who wish to vote by attending the SEAC Shareholders’ Meeting in person or virtually must obtain a legal proxy by contacting the bank, broker or other nominee that holds their shares and/or warrants.

Revoking Your Proxy

If you are a shareholder and/or warrant holder of record and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify SEAC, in writing, before the SEAC Meetings, as applicable, that you have revoked your proxy; or

•	you may attend the SEAC Meetings, revoke your proxy and vote in person.

No Additional Matters May Be Presented at the SEAC Meetings

The SEAC Shareholders’ Meeting has been called to consider only the approval of the Business Combination Proposal, the Advisory Organizational Documents Proposals, the Stock Issuance Proposal and (if put) the Adjournment Proposal. The SEAC Public Warrantholders’ Meeting has been called to consider only the approval of the Warrant Agreement Amendment Proposal and (if put) the Warrantholder Adjournment Proposal. Under the SEAC Articles, other than procedural matters incident to the conduct of the respective SEAC Meetings, no other matters may be considered at the respective SEAC Meetings if they are not included in this proxy statement/prospectus, which serves as the notice of the SEAC Meetings.

Who Can Answer Your Questions About Voting Your Shares/Warrants

If you are a shareholder and/or warrantholder and have any questions about how to vote or direct a vote in respect of your SEAC Ordinary Shares or SEAC Public Warrants, you may call or email Morrow Sodali LLC, SEAC’s proxy solicitor, at (800) 662-5200 (banks and brokers, please call collect at (203) 658-9400) or SCRM.info@investor.morrowsodali.com.

Vote of the SEAC Insiders

The SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described below under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Class B Ordinary Shares held by them in favor of the Business Combination. As of the record date, the SEAC Sponsor owns 18,750,000 SEAC Founder Shares, representing approximately 52.2% of the SEAC Ordinary Shares then outstanding and entitled to vote at the SEAC Shareholders’ Meeting and the other SEAC Insiders do not own any SEAC Ordinary Shares.

The SEAC Insiders have agreed to waive any redemption rights with respect to SEAC Class A Ordinary Shares purchased in the SEAC IPO or in the aftermarket, in connection with the Business Combination. Additionally, pursuant to the SEAC Articles, the SEAC Insiders are not entitled to redemption rights with respect to any SEAC Founder Shares held by them in connection with the consummation of the Business Combination. The SEAC Insiders will not be entitled to any rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if SEAC fails to complete an Initial Business Combination by the Deadline Date. However, SEAC Insiders will be entitled to liquidating distributions with respect to any SEAC Class A Ordinary Shares they may own if SEAC fails to complete an Initial Business Combination by the Deadline Date.

In addition, to the extent any SEAC Insiders purchase SEAC Public Warrants in the open-market in accordance with the terms of the Sponsor Support Agreement, such SEAC Insiders will agree to vote their SEAC Public Warrants in favor of the Warrant Proposals at the SEAC Public Warrantholders’ Meeting.

Redemption Rights

Pursuant to the SEAC Articles, any holders of SEAC Public Shares other than SEAC Sponsor or SEAC management may elect to have their SEAC Public Shares redeemed for cash at a per-share redemption price equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares. If demand is properly made and the Business Combination is consummated, such holder of Pubco Common Shares received in exchange for SEAC Public Shares pursuant to the Business Combination Agreement will hold only the right to receive its pro rata share of the aggregate amount on deposit in the Trust Account which holds a portion of the proceeds of the SEAC IPO and the sale of the SEAC Private Placement Warrants. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $184.4 million as of April 10, 2024, after the satisfaction of redemptions in connection with the Extension Meeting, the estimated per share redemption price would have been approximately $10.74.

To exercise your redemption rights, you must:

•	if you hold SEAC Units, elect to separate your SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants;

•

prior to 12:00 p.m., Eastern Time on May 3, 2024 (two business days prior to scheduled date of the SEAC Shareholders’ Meeting), tender your shares physically or electronically and submit a written request to Continental Stock Transfer & Trust Company, the Transfer Agent, in which you (i) request the exercise of your redemption rights with respect to all or a portion of your SEAC Public Shares for cash, and (ii) identify yourself as the beneficial holder of the SEAC Public Shares and provide your legal name, phone number and address, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Email: SPACredemptions@continentalstock.com;

and

•

deliver your SEAC Public Shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the SEAC Shareholders’ Meeting. SEAC Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. SEAC Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. SEAC Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your SEAC Public Shares as described above, your shares will not be redeemed.

SEAC Public Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their SEAC Ordinary Shares in “street name,” are required, prior to the date set forth in this proxy statement/prospectus, to either tender their certificates to the Transfer Agent or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the date set forth in this proxy statement/prospectus ensures that a redeeming shareholder’s election to redeem is irrevocable without SEAC’s consent after such date.

Holders of outstanding SEAC Units must elect to separate their SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising redemption rights with respect to the SEAC Public Shares.

If you hold SEAC Units registered in your own name, you must deliver the certificate for such SEAC Units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such SEAC Units into SEAC Public Shares and SEAC Public Warrants. This must be completed far enough in advance to permit the mailing of the SEAC Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the SEAC Public Shares from the SEAC Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your SEAC Units, you must instruct such nominee to separate your SEAC Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of SEAC Units to be split and the nominee holding such SEAC Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of a corresponding number of SEAC Public Shares and the applicable fraction of SEAC Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the SEAC Public Shares from the SEAC Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your SEAC Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Prior to exercising redemption rights, SEAC Shareholders should verify the market price of the SEAC Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their SEAC Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. You may not be able to sell your SEAC Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the SEAC Class A Ordinary Shares when you wish to sell your shares.

If a SEAC Public Shareholder exercises its redemption rights in full, then it will not own SEAC Public Shares following the redemption or Pubco Common Shares following the Business Combination. You will no longer own those shares and you will have no right to participate in, or have any interest in, the future growth of Pubco, if any. You will be entitled to receive cash for your SEAC Public Shares only if you properly and timely demand redemption.

Each redemption of SEAC Public Shares by SEAC Public Shareholders will reduce the amount in the Trust Account.

Pursuant to Section 172 of the SEAC Articles, if SEAC does not consummate an Initial Business Combination by the Deadline Date, SEAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the SEAC Public Shareholders and all of SEAC’s warrants will expire worthless.

Appraisal or Dissent Rights

Pursuant to the Interim Order, no dissent rights are available to SEAC Shareholders under the corporate law of British Columbia in connection with the Business Combination nor are appraisal rights available to holders of SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares in connection with the Business Combination.

Under the Companies Act, minority shareholders have a right to dissent to a merger and if they so dissent, they are entitled to be paid the fair market value of their shares, which if necessary, may ultimately be determined by the court. Therefore, SEAC Shareholders have a right to dissent to the SEAC Merger. In addition, SEAC Shareholders are still entitled to exercise the rights of redemption as set out in the section entitled “—Redemption Rights” and the SEAC Board has determined that the redemption proceeds payable to SEAC Shareholders who exercise such redemption rights represents the fair value of those SEAC Ordinary Shares.

The following is a brief summary of the rights of holders of the SEAC Ordinary Shares to dissent from the SEAC Merger and receive payment of the fair value of their SEAC Ordinary Shares as determined by the Grand Court of the Cayman Islands (solely for purposes of this section, the “Court”) in accordance with the Section 238 of the Companies Act (“dissenters’ rights”). This summary is not a complete statement of the law and is qualified in its entirety by the complete text of Section 238 of the Companies Act, a copy of which is attached as Annex M to this proxy statement/prospectus. If you are contemplating the possibility of dissenting from the SEAC Merger, you should carefully review the text of Annex M, particularly the procedural steps required to perfect your dissenters’ rights. These procedures are complex and you should consult your Cayman Islands legal counsel. If you do not fully and precisely satisfy the procedural requirements of the Companies Act, you will lose your dissenters’ rights.

Requirements for Exercising Dissenters’ Rights

A dissenting SEAC Shareholder is entitled to payment of the fair value of its, his or her SEAC Ordinary Shares as determined by the Court upon dissenting from the SEAC Merger in accordance with Section 238 of the Companies Act.

The valid exercise of your dissenters’ rights will preclude the exercise of any other rights by virtue of holding SEAC Ordinary Shares in connection with the SEAC Merger, other than the right to participate fully in proceedings to determine the fair value of SEAC Ordinary Shares held by such persons and to seek relief on the grounds that the SEAC Merger is void or unlawful. To exercise your dissenters’ rights, the following procedures must be followed:

(1)

You must give written notice of objection (“Notice of Objection”) to SEAC prior to the vote to approve the SEAC Merger at the SEAC Shareholders’ Meeting. The Notice of Objection must include a statement that you propose to demand payment for your SEAC Ordinary Shares if the SEAC Merger is authorized by the vote at the SEAC Shareholders’ Meeting.

(2)

Within 20 days immediately following the date on which the vote authorizing the SEAC Merger is made, SEAC must give written notice of the authorization (“Authorization Notice”) to all dissenting shareholders who have served a notice of objection.

(3)

Within 20 days immediately following the date on which the Authorization Notice is given (the “Dissent Period”), any dissenting shareholder who elects to dissent must give a written notice of its, his or her decision to dissent (a “Notice of Dissent”) to SEAC stating its, his or her name and address and the number and class of SEAC Ordinary Shares with respect to which it, he or she dissents and demanding payment of the fair value of its, his or her SEAC Ordinary Shares. A dissenting shareholder who dissents must do so in respect of all the SEAC Ordinary Shares which it, he or she holds. Upon giving of the Notice of Dissent, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of its, his or her SEAC Ordinary Shares, the right to participate fully in proceedings to determine the fair value of such SEAC Ordinary Shares and the right to seek relief on the grounds that the SEAC Merger is void or unlawful.

(4)

Within seven days immediately following (a) the date of expiry of the Dissent Period or (b) the date on which the Plan of Merger is filed with the Cayman Islands Registrar, whichever is later, SEAC must make a written offer (a “Fair Value Offer”) to each dissenting shareholder to purchase its, his or her SEAC Ordinary Shares at a price determined by SEAC to be the fair value of such SEAC Ordinary Shares.

(5)

If, within 30 days immediately following the date of the Fair Value Offer, SEAC and the dissenting shareholder fail to agree on a price at which SEAC will purchase the dissenting shareholder’s SEAC Ordinary Shares, then, within 20 days immediately following the date of the expiry of such 30-day period, SEAC must, and the dissenting shareholder may, file a petition with the Court for a determination of the fair value of the SEAC Ordinary Shares held by all dissenting shareholders who have served a Notice of Dissent, which petition by SEAC must be accompanied by a verified list containing the names and addresses of all members who have filed a Notice of Dissent and who have not agreed with SEAC as to the fair value of such SEAC Ordinary Shares (if a dissenting shareholder files a petition, SEAC must file such verified list within 10 days after service of such petition on SEAC).

(6)

If a petition is timely filed and served, the Court will determine at a hearing at which shareholders are entitled to participate, (a) the fair value of such SEAC Ordinary Shares held by those shareholders as the Court finds are involved with a fair rate of interest, if any, to be paid by SEAC upon the amount determined to be the fair value and (b) the costs of the proceeding and the allocation of such costs upon the parties.

All notices and petitions must be executed by or for the shareholder of record or a person duly authorized on behalf of that shareholder, fully and correctly, as such shareholder’s name appears on the register of members of SEAC. If SEAC Ordinary Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, these notices must be executed by or for the fiduciary. If SEAC Ordinary Shares are owned by or for more than one person such notices and petitions must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the notices or petitions for a shareholder of record. The agent must, however, identify the record owner and expressly disclose the fact that, in exercising the notice, he or she is acting as agent for the record owner. A person having a beneficial interest in SEAC Ordinary Shares held of record in the name of another person, such as a broker or other nominee, must act promptly to cause the record holder to follow the steps summarized above and in a timely manner to perfect whatever dissenters’ rights attached to such SEAC Ordinary Shares. If you have any questions about who the record holder of your SEAC Ordinary Shares is, or how to become the registered holder of your SEAC Ordinary Shares, you should contact your broker or nominee.

It is your responsibility to ensure that you are a registered holder of SEAC Ordinary Shares prior to the SEAC Shareholders’ Meeting in order to exercise your dissenters’ rights.

If you do not satisfy each of these requirements and comply strictly with all procedures required by the Companies Act with regard to the exercise of dissenters’ rights, you cannot exercise dissenters’ rights and will be bound by the terms of the Business Combination Agreement and the Plan of Merger. Submitting a proxy card that does not direct how the SEAC Ordinary Shares represented by that proxy are to be voted will give the proxy discretion to vote as it determines appropriate. In addition, failure to vote your SEAC Ordinary Shares, or a vote against the proposal to authorize and approve (as applicable) the Business Combination Agreement, the Plan of Merger and the Business Combination, including the SEAC Merger, will not alone satisfy the notice requirement referred to above. You must send all notices to SEAC to 955 Fifth Avenue, New York, New York 10075, attention: Eli Baker.

If you are considering dissenting, you should be aware that the fair value of your SEAC Ordinary Shares as determined by the Court under Section 238 of the Companies Act could be more than, the same as, or less than $10.70 per share, without interest and net of any applicable withholding taxes, for each SEAC Ordinary Share that you would otherwise receive as consideration pursuant to the Business Combination Agreement if you do not exercise dissenting rights with respect to your SEAC Ordinary Shares. You may also be responsible for the cost of any appraisal proceedings.

The provisions of Section 238 of the Companies Act are technical and complex. If you fail to comply strictly with the procedures set forth in Section 238, you will lose your dissenters’ rights. You should consult your Cayman Islands legal counsel if you wish to exercise dissenters’ rights.

Proxy Solicitation Costs

SEAC is soliciting proxies on behalf of the SEAC Board. This solicitation is being made by mail but also may be made by telephone, in person or by electronic means. SEAC will bear the cost of the solicitation.

SEAC has engaged Morrow Sodali LLC to assist in the solicitation of proxies, and will pay Morrow Sodali LLC an aggregate fee of $40,000 in connection with the SEAC Meetings, consisting of a fee of $32,500 in connection with its role as proxy solicitor for the SEAC Shareholders’ Meeting and a fee of $7,500 in connection with its role as proxy solicitor for the SEAC Public Warrantholders’ Meeting, in each case, plus disbursements. SEAC will reimburse Morrow Sodali LLC for reasonable and documented out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses.

SEAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions, and will reimburse such parties for their expenses in forwarding soliciting materials to beneficial owners of SEAC Class A Ordinary Shares and in obtaining voting instructions from those owners.

SEAC management may also solicit proxies by telephone, by facsimile, in person or by electronic means. They will not be paid any additional amounts for soliciting proxies.

THE BUSINESS COMBINATION

Organizational Structure

The following diagram illustrates the organizational structure of SEAC and LG Studios immediately prior to the Business Combination:

The following diagram illustrates the structure of Pubco immediately following the Business Combination. The percentages shown reflect the voting power and economic interests in Pubco on a combined basis, assuming no additional redemptions or assuming maximum redemptions. Interests shown exclude any Pubco Common Shares that may be issuable to SEAC Sponsor upon vesting of the Pubco Sponsor Options after the Closing. Please see the subsection entitled “Ownership of Pubco Common Shares After Closing” for additional assumptions used in calculating such percentages.

LG Internal Restructuring

StudioCo was formed in British Columbia on March 28, 2023 for the purpose of holding the Studio Business. At the effective time, among other things, Lions Gate Parent will transfer to StudioCo substantially all of the assets and liabilities of the Studio Business, including a substantial portion of Lions Gate Parent’s corporate general and administrative functions.

In connection with the separation, Lions Gate Parent and its subsidiaries expect to complete an internal reorganization of the Starz Business. The internal reorganization is expected to include various restructuring transactions pursuant to which (1) the operations, assets and liabilities of Lions Gate Parent and its subsidiaries used to conduct the Starz Business will be separated from the other operations, assets and liabilities of Lions Gate Parent and its subsidiaries, including those used to conduct the Studio Business and (2) the entities that conduct Lions Gate Parent’s businesses other than the Starz Business, including those that conduct the Studio Business will be transferred to entities that will be transferred to, and become, direct or indirect subsidiaries of StudioCo at the effective time. These restructuring transactions may take the form of asset transfers, mergers, demergers, dividends, contributions and similar transactions, and may involve the formation of new subsidiaries in U.S. and non-U.S. jurisdictions to own and operate the assets of the Studio Business or the Starz Business in such jurisdictions.

Following the completion of the separation, StudioCo will be the parent company of the entities that conduct the Studio Business and Lions Gate Parent’s corporate operations and activities, and Lions Gate Parent will remain the parent company of the entities that conduct the Starz Business.

Conversion of Securities

Unit Separation

Pursuant to the terms of the Business Combination, on the Closing Date, each SEAC Class A Ordinary Shares and SEAC Public Warrants, comprising the units of SEAC issued in the SEAC IPO will automatically detach, and each holder of such units will then hold one SEAC Class A Ordinary Share and one-third of one SEAC Warrant.

Warrant Exchange

One business day prior to the Closing Date, immediately following the Unit Separation, (i) subject to the approval by the holders of SEAC Public Warrants, each then issued and outstanding SEAC Public Warrant will be automatically exchanged for $0.50 in cash pursuant to an amendment to the SEAC Warrant Agreement Amendment, to be entered into as of the Closing Date and (ii) all of the issued and outstanding SEAC Private Placement Warrants, will be forfeited and cancelled for no consideration.

Sponsor Securities Repurchase

One business day prior to the Closing Date, immediately prior to the Class B Conversion, each SEAC Class B Ordinary Share (and each then issued and outstanding SEAC Class A Ordinary Share that was formerly a SEAC Class B Ordinary Share, if any (the “Former SEAC Founder Shares”)) held by SEAC Sponsor or any of its affiliates or permitted transferees, in excess of 1,800,000 SEAC Class B Ordinary Shares (such 1,800,000 number calculated by including Former SEAC Founder Shares (if any)), and excluding 210,000 SEAC Class B Ordinary Shares currently held by the SEAC Sponsor that it expects to transfer to SEAC’s independent directors and certain SEAC officers and advisors prior to the Closing, will be repurchased by SEAC for an aggregate purchase price consisting of (x) $1.00 and (y) the SEAC Sponsor Options. In connection with the Sponsor Securities Repurchase, SEAC and SEAC Sponsor will enter into the Sponsor Option Agreement.

Class B Conversion

One business day prior to the Closing Date, immediately following the Sponsor Securities Repurchase, each of 2,010,000 of the remaining SEAC Class B Ordinary Shares (such 2,010,000 number calculated by including Former SEAC Founder Shares (if any)) will automatically convert into one SEAC Class A Ordinary Share. Any remaining SEAC Class B Ordinary Shares and Former SEAC Founder Shares that collectively exceed 2,010,000 will be deemed cancelled and surrendered for no consideration pursuant to a surrender letter.

SEAC Merger

One business day prior to the Closing Date and immediately following the Class B Conversion, in connection with the SEAC Merger, each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for a New SEAC Class A Ordinary Share.

See “Questions and Answers—What will be the equity stakes of the SEAC Public Shareholders, SEAC Sponsor, Lions Gate Parent and the PIPE Investors in Pubco upon completion of the Business Combination?” and “Risk Factors—Risks Related to SEAC and the Business Combination—SEAC Shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Shares as consideration in the Business Combination. Having a minority share position may reduce the influence that SEAC’s current shareholders have on the management of Pubco” for additional information.

In addition, each issued and outstanding SEAC Sponsor Option will convert automatically, on a one-for-one basis, into an option to purchase New SEAC Class A Ordinary Shares.

Domestications

Concurrently with and as part of the MergerCo Domestication and Conversion, each then-issued and outstanding Class A ordinary share of SEAC Merger Surviving Company will be reclassified as a Class A Common Share in the authorized share structure of SEAC Merger Surviving Company.

Immediately following the MergerCo Domestication and Conversion and as part of the New SEAC Domestication, each New SEAC Class A Ordinary Share will be reclassified as a Class A common share in the authorized share structure of New SEAC and each New SEAC Sponsor Option issued and outstanding immediately prior to the New SEAC Domestication will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase New SEAC Class A Common Shares.

MergerCo Amalgamation

Pursuant to the MergerCo Amalgamation, which will take place on the Closing Date, immediately prior to the SEAC Amalgamation, and subject to the terms and conditions of the Business Combination Agreement and pursuant to the Plan of Arrangement, (i) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, (ii) the notice of articles and articles of MergerCo (as modified to reflect MergerCo as an unlimited liability company) will be adopted as the notice of articles and articles of MergerCo Amalco upon the MergerCo Amalgamation, (iii) the shares of New BC Sub will be cancelled on the MergerCo Amalgamation without any repayment of capital in respect of those shares, (iv) each of the MergerCo Class A Common Shares issued and outstanding immediately prior to the MergerCo Amalgamation remain outstanding as Class A common shares of MergerCo Amalco, and (v) the directors and officers of MergerCo immediately prior to the MergerCo Amalgamation will be the directors and officers of MergerCo Amalco following the MergerCo Amalgamation.

SEAC Amalgamation

Pursuant to the SEAC Amalgamation, on the Closing Date, immediately following the MergerCo Amalgamation, and subject to the terms and conditions of the Business Combination Agreement and pursuant to the Plan of Arrangement, (i) New SEAC and MergerCo Amalco shall amalgamate to form, with New SEAC surviving the amalgamation and continuing as, SEAC Amalco, (ii) the notice of articles and articles of New SEAC will be adopted as the notice of articles and articles of SEAC Amalco upon the SEAC Amalgamation, (iii) each of the New SEAC Class A Common Shares issued and outstanding immediately following the New SEAC Domestication and prior to the SEAC Amalgamation remain outstanding as Class A common shares of SEAC Amalco, (iv) each New SEAC (BC) Sponsor Option issued and outstanding immediately prior to the SEAC Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase SEAC Amalco Common Shares, and (v) the directors and officers of New SEAC immediately prior to the SEAC Amalgamation will be the directors and officers of SEAC Amalco following the SEAC Amalgamation.

StudioCo Amalgamation

Pursuant to the StudioCo Amalgamation, on the Closing Date, immediately following the SEAC Amalgamation and subject to the terms and conditions of the Business Combination Agreement and pursuant to the Plan of Arrangement, (i) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (ii) the Pubco Closing Articles will come into effect, and (iii) the directors of SEAC Amalco immediately prior to the StudioCo Amalgamation will resign and be replaced by the Post-Closing Officers and Directors.

Pursuant to the StudioCo Amalgamation, (i) each then issued and outstanding SEAC Amalco Common Share will be cancelled in exchange for one (1) Pubco Common Share, (ii) the StudioCo Common Shares will be cancelled in exchange for a number of Pubco Common Shares equal to the StudioCo Issuance Amount, as defined in the Business Combination Agreement, and (iii) each SEAC Amalco Sponsor Option issued and outstanding immediately prior to the StudioCo Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereto, exercisable to purchase Pubco Common Shares.

“StudioCo Issuance Amount” means the number of shares resulting from StudioCo Issuance Equity Value divided by $10.70. “StudioCo Issuance Equity Value” means, as of immediately prior to commencement of the SEAC Pre-Arrangement Steps (as defined in the Business Combination Agreement) (excluding, for the avoidance of doubt, the impact of the net proceeds of the Transactions to Pubco), (i) $4,600,000,000 minus (ii) Net Corporate Indebtedness attributed to the Studio Business, minus (iii) the (A) redeemable non-controlling interests of the type characterized as such in the Lionsgate November 10-Q (as defined below) minus (B) minority investments of the Studio Business of the type characterized as such in Note 4 to the Lionsgate November 10-Q. “Net Corporate Indebtedness” means (a) indebtedness of the type characterized as “corporate debt” in the quarterly report on Form 10-Q of Lions Gate Parent for the period ended September 30, 2023, as filed with the SEC on November 9, 2023 (the “Lionsgate November 10-Q”), excluding any (i) senior notes issued under the Lions Gate Parent Indenture and (ii) guarantee of the senior notes under the Lions Gate Parent Indenture, as will be reflected in the Intercompany Financing Arrangement (as defined in the Business Combination Agreement and as described herein), minus (b) cash and cash equivalents.

Each of the MergerCo Amalgamation, the SEAC Amalgamation and the StudioCo Amalgamation will occur pursuant to the Plan of Arrangement, which is subject to approval by the SEAC Shareholders at the SEAC Shareholders’ Meeting as part of the Business Combination Proposal, and by the Court pursuant to the Final Order. As a result of the Business Combination, including the SEAC Merger and Arrangement (which includes the Amalgamations) discussed above, all holders of issued and outstanding SEAC Ordinary Shares before the SEAC Merger, will become holders of Pubco Common Shares and, in the case of SEAC Sponsor, the Pubco Sponsor Option.

Limitations on Issuances of Pubco Common Shares

Under the Business Combination Agreement, the number of Pubco Common Shares issued to Studio HoldCo, a wholly-owned subsidiary of Lions Gate Parent, in connection with the StudioCo Amalgamation cannot be less than 82.5% of the Pubco Common Shares issued and outstanding immediately following the consummation of the Business Combination (including the issuance of any Pubco Common Shares upon exercise of the Pubco Sponsor Options and to PIPE Investors).

Amendment No. 1 to the Business Combination Agreement

On April 11, 2024 SEAC, New SEAC, MergerCo, New BC Sub, Lions Gate Parent, Studio HoldCo and StudioCo entered into Amendment No. 1 to the Business Combination Agreement (“Amendment No. 1”) pursuant to which the Business Combination Agreement was amended to, among other things: (i) remove the provisions requiring non-redeeming SEAC Public Shareholders to receive a mix of cash and stock consideration in the Business Combination in the event that non-redemptions of SEAC Public Shares in connection with the Business Combination would have otherwise diluted Lions Gate Parent’s ownership in the combined company, such that SEAC Public Shareholders who do not redeem their SEAC Class A Ordinary Shares receive Pubco Common Shares on a one-for-one basis, (ii) amend the closing condition requiring aggregate transaction proceeds to equal $350,000,000, with a minimum of $175,000,000 required to be in the Trust Account (which may be reduced dollar-for-dollar by any additional PIPE Investment Amount above $175,000,000) to instead require Aggregate Transactions Proceeds to be no less than $350,000,000 and no greater than $409,500,000, with a minimum of $125,000,000 (which may be reduced dollar-for-dollar by any additional PIPE Investment Amount above $225,000,000) required to be in the Trust Account and (iii) amend certain definitions, representations and warranties of SEAC, interim operating covenants of SEAC and the SEAC Entities and other provisions to reflect the foregoing changes, the occurrence of the Extension Meeting and redemptions related thereto and the PIPE Investment Amount of $225,000,000. See “The Business Combination Agreement and Related Agreements.” The foregoing summary is qualified in its entirety by reference to the complete text of Amendment No. 1, which is attached as Annex A-2 to this proxy statement/prospectus.

Court Approval of the Arrangement

The Arrangement requires approval by the Court under Part 9, Division 5 of the BC Act. In accordance with the terms of the Business Combination Agreement, New BC Sub (a) obtained the Interim Order providing for the calling and holding of the SEAC Shareholders’ Meeting, and (b) will file the Notice of Hearing of Petition for the Final Order to approve the Arrangement. Copies of the Interim Order, the Notice of Hearing of Petition for the Final Order and the Petition are attached to this proxy statement/prospectus.

The Interim Order provides that (a) the SEAC Shareholders’ Meeting is to be held at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020 and virtually, on April 2, 2024, at 9:00 a.m., or such other date, time and place to which such meetings may be adjourned and (b) the hearing in respect of the Final Order will be held in person at the Court at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Vancouver time) on April 5, 2024.

As SEAC was unable to hold the SEAC Shareholders’ Meeting on such date, the SEAC Board (a) determined, in accordance with the terms of the Interim Order, to reset the date of the SEAC Shareholders’ Meeting to May 7, 2024, at 10:30 a.m., Eastern Time, and (b) obtained a court order to adjourn the Final Order hearing, which is now expected to be reset for hearing on 9:45 a.m. (Vancouver time) on May 9, 2024, or as soon reasonably practical thereafter and in the manner directed by the Court, at 800 Smithe Street, Vancouver, British Columbia, subject to receipt of the approvals of the required Proposals. The record date for the SEAC Shareholders’ Meeting is April 16, 2024.

At the Final Order hearing, the Court will consider, among other things, the fairness and reasonableness of the terms and conditions of the Arrangement and the rights and interests of every person affected. The Court may approve the

Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit. There can be no assurance that the Court will approve the Arrangement.

Under the terms of the Interim Order, any holder of SEAC Ordinary Shares and any other interested person will have the right to appear at the hearing and make submissions at the Hearing of Petition for the Final Order subject to such party filing with the Court and serving upon New BC Sub and upon counsel to New BC Sub, in each case at the address set out below, a Response to Petition in the form required by the rules of the Court, and any additional affidavits or other materials on which a party intends to rely in connection with any submissions at such hearing, including such party’s address for service, as soon as reasonably practicable, and, in any event, not later than 4:00 p.m. (Vancouver time) on May 7, 2024. The Response to Petition and supporting materials must be delivered, within the time specified, to New BC Sub’s counsel at the following addresses: Lawson Lundell LLP, Cathedral Place, 925 W Georgia St #1600, Vancouver, BC V6C 3L2, Canada, Attention: Craig A.B. Ferris, K.C. and Jane Mayfield and Goodmans LLP, Bay Adelaide Centre, 333 Bay Street, Suite 3400, Toronto, ON M5H 2S7, Canada, Attention: Peter Kolla. Other interested parties must also provide notice to Pubco’s counsel at the following address: Dentons Canada LLP, 20th Floor, 250 Howe Street, Vancouver BC V6C 3R8, Attention: Samantha Chang and Kimberly Burns. If the Final Order hearing is postponed, adjourned or rescheduled, then, subject to further direction of the Court, only those persons having previously served and filed a Response to Petition in compliance with the Interim Order will be given notice of the new date.

Conditions to Closing of the Business Combination

Under the Business Combination Agreement, the obligations of the parties to consummate the Proposed Transactions are subject to certain conditions, including (i) the requisite approval by SEAC’s shareholders having been obtained; (ii) the Final Order having been granted in form and substance satisfactory to the parties, acting reasonably, and the Final Order shall not have been set aside or modified in a manner unacceptable to the parties, acting reasonably, on appeal or otherwise; (iii) the absence of specified adverse laws, rules, regulations, judgments, decrees, executive orders or awards making the Proposed Transactions illegal or otherwise prohibiting their consummation; (iv) the Pubco Common Shares having been accepted for listing on the Nasdaq or another Stock Exchange; (v) the Registration Statement having been declared effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened in writing by the SEC; (vi) the Subscription Agreements not having been terminated, all closing conditions to the PIPE having been satisfied or waived and the PIPE Investment Amount having been received and (vii) the required approvals for the Business Combination Proposal as set forth in the Interim Order by the Court not having been modified or repealed.

The obligations of SEAC to consummate the Proposed Transactions are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of Lions Gate Parent, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by Lions Gate Parent, StudioCo and Studio HoldCo with their respective agreements and covenants under the Business Combination Agreement; (iii) no Studio Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) receipt of a customary officer’s certificate of Lions Gate Parent, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above, (v) the LG Internal Restructuring having occurred; and (vi) the closing of the acquisition by Lions Gate Parent, or one of its subsidiaries, of the equity interests in certain subsidiaries of Hasbro, Inc. engaged in the “eOne” business having occurred (which subsequently closed on December 27, 2023).

The obligations of Lions Gate Parent, StudioCo and Studio HoldCo to consummate the Proposed Transactions are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of SEAC, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the SEAC Entities with their respective covenants under the Business Combination Agreement; (iii) material completion of the transaction steps required to be undertaken by SEAC and the SEAC

Entities prior to the StudioCo Amalgamation, (iv) a customary officer’s certificate of SEAC, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above and (v) and (vi) below; (v) each officer and director of SEAC Amalco having delivered a written resignation in form and substance reasonably satisfactory to Lions Gate Parent, effective as of or prior to the StudioCo Amalgamation; (vi) the Aggregate Transaction Proceeds being no less than the Minimum Cash Condition and no more than $409,500,000; (vii) the SEAC Warrant Agreement Amendment not having been terminated; and (viii) the material compliance by SEAC Sponsor under the Sponsor Support Agreement.

Termination

The Business Combination Agreement may be terminated and the Business Combination may be abandoned at any time prior to the consummation of the Domestications, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Business Combination by the shareholders of SEAC or Lions Gate Parent, as follows:

•	by mutual written consent of SEAC and Lions Gate Parent;

•	by either SEAC or Lions Gate Parent upon the occurrence of any of the following:

•	if the Closing has not occurred prior to the Outside Date, which can be extended to July 31, 2024 by SEAC or Lions Gate Parent subject to the conditions in the Business Combination Agreement);

•

by SEAC or Lions Gate Parent if any governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling which has become final and nonappealable and has the effect of permanently restraining, enjoining or otherwise prohibiting the Proposed Transactions, except that such termination right will not apply as a result of the refusal of the Court to issue a Final Order in respect of the Plan of Arrangement; or

•

By SEAC or Lions Gate Parent if the requisite approvals are not obtained from SEAC’s shareholders, except that such termination right will not be available to any party to the Business Combination Agreement whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Business Combination Agreement has been the cause of, or resulted in, the failure to receive the SEAC shareholders’ approval of the Proposed Transactions

•

by SEAC upon a breach of any representation, warranty, covenant or agreement on the part of Lions Gate Parent, Studio HoldCo or StudioCo set forth in the Business Combination Agreement, or if any representation or warranty of Lions Gate Parent, Studio HoldCo or StudioCo shall have become untrue;

•

by Lions Gate Parent upon a breach of any representation, warranty, covenant or agreement on the part of SEAC or the SEAC Entities set forth in the Business Combination Agreement, or if any representation or warranty of SEAC or the SEAC Entities shall have become untrue; or

•

by Lions Gate Parent, at any time prior to SEAC’s receipt of the SEAC Shareholder Approvals, if SEAC or the SEAC Board effects a Change in Recommendation (as defined in the Business Combination Agreement).

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement. The Business Combination Agreement provides that no such termination shall affect any liability on the part of any party for fraud or a willful and material breach of the Business Combination Agreement.

Ownership of Pubco Common Shares After Closing

Upon consummation of the Business Combination, Lions Gate Parent Shareholders, the SEAC Shareholders and the PIPE Investors will become Pubco Shareholders.

The following table illustrates the varying ownership levels of Pubco Common Shares after the Business Combination under the following two redemption scenarios:

•

Assuming No Additional Redemptions: This table assumes that none of the current holders of SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares (but takes into account redemptions that already occurred in connection with the Extension Meeting).

•

Assuming Maximum Redemptions: This table assumes that holders of 5,531,192 SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares for their pro rata share (projected to be approximately $10.735 per share as of Closing) of the funds in the Trust Account. As described above, the Business Combination Agreement, as amended, includes a condition that, at the Closing, Aggregate Transaction Proceeds be at least equal to $350.0 million in cash, including (i) at least $125.0 million in cash from the Trust Account (after reduction for the aggregate amount of payments required to be made in connection with any redemption), plus (ii) the aggregate amount of cash that has been funded pursuant to the PIPE. Thus, the redemption of 5,531,192 SEAC Class A Ordinary Shares represents the estimated maximum number of SEAC Class A Ordinary Shares that can be redeemed while still achieving the Minimum Cash Condition.

	Assuming No Additional Redemptions (Shares)%		Assuming Maximum Redemptions (Shares)%
Lions Gate Parent	253,435,794	85.7%	253,435,794	87.3%
SEAC Public Shareholders(1)	17,175,223	5.8%	11,644,031	4.0%
SEAC Sponsor and its permitted transferees(2)	2,010,000	0.7%	2,010,000	0.7%
PIPE Investors(1)	23,091,217	7.8%	23,091,217	8.0%

Pro Forma Common Shares Outstanding	295,712,234	100.0%	290,181,042	100.0%

(1)

Excludes any Additional Shares that may be issued to PIPE Investors who exercise their reduction rights and any SEAC Public Shareholders who enter into discounted Non-Redemption Agreements prior to the Closing.

(2)

Excludes 2,200,000 SEAC Sponsor Options to purchase Pubco Common Shares, each of which, if the following vesting condition is met within 5 years from Closing, will entitle the SEAC Sponsor to purchase one Pubco Common Share for $0.0001 per share. The SEAC Sponsor Options will vest, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, on or after the date on which (i) the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) a change of control occurs, subject to certain conditions.

Please see the subsection entitled “The Business Combination—Total Pubco Common Shares to Be Issued in the Business Combination” and the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

The figures in the above table are presented only as illustrative examples and are based on assumptions described above, which may be different from the actual amount of redemptions in connection with the Business Combination.

Background of the Business Combination

SEAC is a Nasdaq-listed blank check company, incorporated in the Cayman Islands as an exempted company on November 3, 2021. SEAC was formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On January 10, 2022, SEAC consummated its initial public offering of 75,000,000 SEAC Units, with each unit consisting of one SEAC Class A Ordinary Share and one-third of one SEAC Public Warrant, at an offering price of

$10.00 per SEAC Unit, generating total gross proceeds of $750,000,000. Prior to the consummation of the SEAC IPO, the SEAC Sponsor purchased 18,750,000 SEAC Founder Shares (after various adjustments) for an aggregate purchase price of $25,000, or approximately $0.0013 per share. Simultaneously with the consummation of the SEAC IPO, SEAC consummated the private sale of 11,733,000 SEAC Private Placement Warrants to the SEAC Sponsor, at a price of $1.50 per warrant, generating gross proceeds of approximately $17,600,000.

Prior to the consummation of the SEAC IPO, neither SEAC, nor anyone acting on its behalf, engaged in any substantive discussions, directly or indirectly, with any potential business combination target with respect to an initial business combination with SEAC.

After the SEAC IPO, SEAC’s officers and directors commenced an active search for prospective businesses or assets to acquire in its initial business combination. Representatives of SEAC were contacted by, and representatives of SEAC contacted, numerous individuals, financial advisors and other entities who offered to present ideas for business combination opportunities. SEAC’s officers and directors and their affiliates also brought to SEAC’s attention potential target business candidates. During this search process, SEAC entered into substantive discussions with respect to three potential business combination opportunities in addition to StudioCo. These potential targets were in several different industries and discussions occurred at various times following the SEAC IPO.

Other Potential Business Combination Candidates

The potential target companies (other than StudioCo) that engaged in substantive discussions with SEAC’s management team included the following:

•

Prior to engaging in discussions with StudioCo, SEAC evaluated a potential business combination with a direct-to-consumer technology company (“Company A”). SEAC’s management team spent considerable time researching the sector and the business and had several in-person and virtual meetings. Company A and its business model demonstrated considerable promise and extensive growth, and SEAC management presented the company with a non-binding proposal. In the course of these discussions, Company A and its business model began to face unanticipated headwinds from prevailing industry conditions. Further, garnering public market demand for high-growth companies in Company A’s sub-sector and anything in broader direct-to-consumer technology became increasingly challenging. For those reasons, SEAC management stopped pursuing the target.

•

SEAC also evaluated a potential business combination with a consumer retail company (“Company B”). SEAC’s management team spent considerable time researching the sector and the business and had several in-person and virtual meetings. Company B had a national footprint, strong brand, and proven ability to generate positive EBITDA and free cash flow. While a more mature business, Company B had several organic and inorganic growth initiatives it could undertake with new funding. SEAC management presented the company with a non-binding proposal. Ultimately, Company B’s owners determined not to pursue a business combination with SEAC in favor of another strategic transaction.

•

SEAC evaluated a business combination with another direct-to-consumer tech company (“Company C”). SEAC management had meetings with representatives of Company C over several months, extending into the initial stages of the discussions with StudioCo, and provided Company C with indicative terms for a potential business combination. As SEAC continued to evaluate the opportunity, SEAC management presented information concerning a potential transaction with Company C to the SEAC Board at several Board meetings. SEAC management ultimately determined, and the SEAC Board agreed, to prioritize a potential business combination with StudioCo because Company C represented a high-growth, but less-proven business model. Further, SEAC management believed that StudioCo also had significant growth potential but, as a much more mature company, would have significantly less volatility and would be more attractive to investors in the current market environment.

StudioCo

On November 3, 2022, Lions Gate Parent publicly announced its intention to conduct a reverse spin off of its Studio Business into a separate public company, after having previously announced other separation alternatives. Certain members of the SEAC Board have longstanding relationships with Lions Gate Parent. In particular, Harry Sloan, SEAC’s Chairman, has been an independent director of Lions Gate Parent, as a designee of Discovery, Inc., since 2021, and had previously served on the board of directors of Lions Gate Parent on two prior occasions, including one as Non-Executive Chairman, from 2004 to 2005.

In early June 2023, with the announced spin-off of StudioCo still pending, Eli Baker, SEAC’s Chief Executive Officer and director, reached out to Michael Burns, Vice Chair and a director of Lions Gate Parent, to discuss the spin-off’s progress.

Mr. Baker and Mr. Burns met on or about June 3, 2023. During this meeting, Mr. Burns recounted the publicly disclosed reasons why Lions Gate Parent was pursuing a spinoff of the Studio Business, including that a separation would allow the Studio Business to become one of the only pure-play publicly traded content studios, and to better highlight opportunities and value in its diversified theatrical wide release and multi-platform motion picture business, its television production and distribution business and continued growth of its film and television library. He also discussed the various complexities surrounding the spinoff process. Mr. Baker suggested that a business combination with SEAC could be an efficient tool for accomplishing the separation of the Studio Business and maintaining Lions Gate Parent’s current capital structure, as well as raising equity capital for the Studio Business’s various acquisition targets. Mr. Burns and Mr. Baker agreed to continue exploring the possibility of combining StudioCo with SEAC, and in the meantime, Mr. Burns directed Mr. Baker to review the existing public information available on the Studio Business, including the information in Lions Gate Parent’s public filings with the SEC.

After the initial meeting with Mr. Burns, Mr. Baker conferred with Mr. Sloan. Mr. Baker described his conversation with Mr. Burns and indicated that, based on the conversation, he believed that it was advisable to continue discussions with Lions Gate Parent regarding a potential transaction with the Studio Business. Mr. Sloan informed Mr. Baker that he had recused himself from participating in any deliberations by the board of directors of Lions Gate Parent regarding a potential transaction with SEAC.

Mr. Baker also contacted White & Case LLP (“White & Case”), SEAC’s counsel, to advise them as to the potential business combination and to seek their ongoing advice in connection with the transaction. Given Mr. Sloan’s relationships with Lions Gate Parent, it was determined that Mr. Sloan should not engage in negotiations of the terms of a potential transaction on behalf of SEAC with Lions Gate Parent, and that Mr. Sloan should recuse himself from participating in any deliberations by the SEAC Board regarding a potential transaction, should it proceed to such point.

On June 9, 2023, SEAC and Lions Gate Parent entered into a non-disclosure agreement governing the sharing of certain confidential information between the parties.

Over the next several weeks, Mr. Baker and SEAC management reviewed public materials related to Lions Gate Parent, including a Form 10 registration statement after it had been filed by StudioCo, the entity formed by Lions Gate Parent to hold the Studio Business, with the SEC on July 12, 2023 in connection with the proposed spinoff of the Studio Business.

On June 18, 2023, Mr. Baker had an in-person meeting with Mr. Burns and resumed their conversation about StudioCo, as well as Lions Gate Parent’s prospective acquisition of eOne from Hasbro, Inc. (“Hasbro”) and a potential third acquisition target. Mr. Baker and Mr. Burns agreed to continue to have discussions around a multi-party transaction, and Mr. Burns introduced Mr. Baker to the principals behind the third acquisition target.

Over the next several weeks, Mr. Baker and SEAC management had follow-up calls and discussions with Lions Gate Parent’s management, as well as the principals behind the third acquisition target. In these discussions,

Lions Gate Parent’s management advised SEAC management that it projected fiscal year 2024 adjusted OIBDA for the Studio Business of $350 million (before the impact of labor strikes). Lions Gate Parent’s management also informed SEAC management that Lions Gate Parent still intended to fully separate the Studio Business and media networks in the future, and therefore, any transaction with SEAC should be structured to limit the equity dilution to Lions Gate Parent so that any such future spin-off would be done in a tax-efficient manner. At the same time, Lions Gate Parent communicated that any such transaction must include the raising of meaningful and certain cash proceeds in the form of common equity. Representatives from Lions Gate Parent and SEAC, including counsel and advisors, discussed certain tax and capital structuring considerations applicable to the potential transaction during this period.

On July 15, 2023, SEAC management sent Jon Feltheimer, Chief Executive Officer and a director of Lions Gate Parent, a non-binding term sheet for a business combination between SEAC and StudioCo, including the potential acquisitions of eOne and the other third party target. The term sheet contemplated a pre-money enterprise value for the Studio Business of between $4.2 and $4.9 billion, which SEAC proposed based on applying a multiple range of 12.0x to 14.0x to the projected fiscal year 2024 adjusted OIBDA for the Studio Business of $350 million (before the impact of labor strikes). Lions Gate Parent (and certain affiliates) subsequently signed an agreement with Hasbro on August 3, 2023 for the purchase from Hasbro of the eOne film and television business.

Following the sharing of this initial term sheet, Lions Gate Parent and SEAC had several telephone conversations about the prospect of such a four-way combination. Ultimately, both Lions Gate Parent and SEAC determined that acquiring the third party target was too complicated and would require considerably more cash and potential dilution, which was not compelling to Lions Gate Parent as it had other corporate priorities. Nonetheless, the parties agreed to continue discussions among themselves. Lions Gate Parent never formally responded to SEAC’s initial July 15, 2023 term sheet.

Mr. Baker and SEAC management continued to make the case to Lions Gate Parent’s management of the merits of a three-way business combination between StudioCo, eOne and SEAC. On July 28, 2023, Mr. Baker and Ryan O’Connor, SEAC’s Vice President of Finance, attended an in-person meeting with Lions Gate Parent’s management, including Mr. Burns, Chief Financial Officer Jimmy Barge, Chief Operating Officer Brian Goldsmith, and General Counsel Bruce Tobey, at Lions Gate Parent’s headquarters in Santa Monica. There, Mr. Baker led a presentation highlighting the efficiency of a “deSPAC” transaction in facilitating the separation of Lions Gate Parent’s business lines and helping solve other priorities of their company. Of particular interest to Mr. Barge and Mr. Tobey were the complexities of the SEC’s financial and filing requirements in consummating a business combination between an existing public company (Lions Gate Parent) and a SPAC (SEAC).

Lions Gate Parent and SEAC continued to have conversations about the more technical elements of a potential transaction. On August 11, 2023, a call was convened between Lions Gate Parent and its U.S. legal advisor, Wachtell, Lipton, Rosen & Katz LLP (“Wachtell”), and SEAC management and its U.S. legal advisor, White & Case, to review the legal elements of a potential transaction. Among the many subjects discussed, the legal teams covered SEC filing requirements and timelines, the preservation of Lions Gate Parent’s capital structure, and tax implications to both Lions Gate Parent and SEAC shareholders. Following this call, multiple calls were scheduled between management of both sides and their advisors to continue discussions.

Later on August 11, 2023, Mr. Baker sent a revised non-binding term sheet to Mr. Feltheimer for a business combination between SEAC and StudioCo that would also include Lions Gate Parent’s acquisition of eOne from Hasbro. The principal terms included: the same range for StudioCo’s pre-money valuation as in the July 2023 term sheet (i.e., a pre-money enterprise value for the Studio Business of between $4.2 and $4.9 billion, which was based on applying a multiple range of 12.0x to 14.0x to the projected fiscal year 2024 adjusted OIBDA for the Studio Business of $350 million (before the impact of labor strikes)), as well as a proposed valuation for the pending eOne transaction of $400 million. The proposed range was informed by SEAC’s understanding of the underlying performance and uniqueness of the Studio Business, its analysis of comparable companies in the entertainment and media industry, as well as its analysis of the trading of Lions Gate Parent’s securities and its operations as a pure-play content company (prior to the acquisition of Starz). The term sheet also provided for a PIPE of at least $150 million and minimum gross proceeds of $150 million to address capital and transaction certainty, the forfeiture by the SEAC Sponsor of a certain amount of SEAC Founder Shares to address a certain ownership interest to be maintained by Lions Gate Parent in the combined company (as described below), and for a portion of the remainder of the SEAC Founder Shares to be subject to an earnout based on the achievement of certain trading price hurdles following the Closing, a “material adverse effect” closing condition, the post-closing capital structure, and an exclusive negotiation period.

In the weeks that followed, a number of technical and business issues arose, including how to address the fact that Lions Gate Parent had informed SEAC that it would not consider a business combination with SEAC without certainty that Lions Gate Parent’s pro forma ownership of the combined company would remain above a certain percentage sufficient to preserve the ability for Lions Gate Parent to potentially conduct a spin-off of its interest in Pubco Common Shares in a tax-efficient manner following the Closing and provide a cushion to allow for potential additional issuances of Pubco Common Shares in connection with or following the Closing. SEAC worked with White & Case to propose a consideration structure whereby the non-redeeming SEAC Shareholders would receive a mix of shares and cash in the event that non-redemptions of SEAC Public Shares at the Closing would have otherwise diluted Lions Gate Parent’s ownership in the combined company beyond the desired threshold percentage. The structure was designed to allow non-redeeming SEAC Shareholders to retain as much equity as possible in the combined company in light of Lions Gate Parent’s pro forma ownership requirements described above and its need to address capital and transaction certainty through a PIPE, taking into account possible redemptions. In connection therewith, the SEAC Sponsor recognized that the SEAC Sponsor would need to forfeit additional SEAC Founder Shares and SEAC Private Placement Warrants (as described in the term sheet negotiations below) to make the transaction viable for Lions Gate Parent and attractive to SEAC Shareholders.

During the month of August 2023, SEAC management also held several calls with representatives from Lions Gate Parent’s financial advisors, Morgan Stanley & Co. LLC (“Morgan Stanley”) and PJT Partners, to discuss the transaction. Specifically, Mr. Baker gave a similar presentation to each regarding the merits of a potential transaction for Lions Gate Parent. There were also discussions about transaction mechanics and methods for calculating dilution, among other things. The aggregate fees payable to PJT Partners by Lions Gate Parent in connection with the Business Combination are expected to be approximately $2.5 million.

On August 18, 2023, Mr. Baker held a video conference with Mr. Feltheimer and other senior members of Lions Gate Parent’s management. Mr. Baker presented the merits of a potential transaction to Mr. Feltheimer and answered several questions. Mr. Feltheimer relayed that he would be discussing the potential transaction with the board of directors of Lions Gate Parent during the course of the next few weeks.

During the week of August 28, 2023, Lions Gate Parent’s management advised Mr. Baker that the board of directors of Lions Gate Parent had decided to form a special committee (the “Lions Gate Parent Special Committee”) to evaluate the potential transaction and that Mr. Sloan would continue to recuse himself from any deliberations on a potential business combination with SEAC by the board of directors of Lions Gate Parent. SEAC management was also advised that further discussions concerning the transaction would be taken up by the Lions Gate Parent Special Committee and that they could expect to hear from the Lions Gate Parent Special Committee directly.

On September 7, 2023, the SEAC Board held a meeting during which Mr. Baker updated the SEAC Board as to the discussions with potential business combination targets, including the progress with Lions Gate Parent regarding StudioCo. Mr. Sloan then discussed the fact that he was serving on the board of directors of Lions Gate Parent and had recused himself from any deliberations about the potential business combination with SEAC by the board of directors of Lions Gate Parent, and also would recuse himself from participating in any SEAC Board deliberations regarding the transaction, following which Mr. Sloan was excused from the meeting. Thereafter, Mr. Baker updated the other members of the SEAC Board on the specific terms being proposed for the transaction, and a discussion ensued regarding certain of the terms and the potential timing for the transaction. SEAC Management also informed the SEAC Board of Lions Gate Parent’s firm threshold on its pro forma ownership percentage, which would need to be balanced against maximizing SEAC Shareholders’ equity position in the combined company. Immediately following the meeting, Paul Buccieri contacted Mr. Baker and informed him that, after speaking with counsel, he decided to recuse himself from SEAC Board discussions regarding the potential StudioCo transaction due to potential commercial conflicts in his capacity as President of A+E Networks.

On September 27, 2023, the Lions Gate Parent Special Committee responded to SEAC’s term sheet proposal from August 11, 2023, addressing several critical business points including increasing minimum gross proceeds to $350 million and communicating that this would also be the maximum gross proceeds for the transaction, proposing that a greater number of SEAC Founder Shares be forfeited, requiring the SEAC Sponsor to forfeit all of its SEAC Private Placement Warrants for zero consideration, and requiring that the SEAC Public Warrants be exchanged for $0.50 in cash at the Closing. The latter two points were added by Lions Gate Parent to remove the dilutive impact that the SEAC Warrants would have had on its ownership post-Closing. Further, this draft of the term sheet continued to provide for a PIPE commitment of at least $150 million in order to provide adequate capital certainty to Lions Gate Parent given the trend of high redemption rates in recent deSPAC transactions. These required deal parameters ultimately were the key drivers in determining the potential stock and cash consideration to be provided to non-redeeming SEAC Public Shareholders.

On October 1, 2023, SEAC hosted a virtual meeting with members of the Lions Gate Parent Special Committee to discuss the transaction. Mr. Baker represented SEAC. Both the Lions Gate Parent Special Committee and Mr. Baker agreed to include Mr. Sloan in this virtual meeting, as both parties sought Mr. Sloan’s perspective about the transaction and, in particular, SEAC’s ability to obtain PIPE commitments and the minimum proceeds given then-current market conditions. The terms of the potential transaction were not negotiated during this meeting. At the end of the discussion, the parties agreed to continue to discuss the potential terms of a transaction.

Around this time, SEAC management contacted Citigroup Global Markets Inc. (“Citi”) to serve as SEAC’s financial advisor in relation to the potential transaction. Citi was previously an underwriter in the SEAC IPO and, as described below, was later engaged by SEAC to serve as a placement agent for the PIPE. For details on the fees payable to Citi for its roles in the Business Combination, see the subsection entitled “The Business Combination – Certain Engagements in Connection with the Business Combination and Related Transactions.”

Over the next several weeks, negotiations occurred between SEAC management and the Lions Gate Parent Special Committee. Several drafts of the non-binding term sheet were exchanged between the parties, in addition to direct discussions between Mr. Baker and Mike Fries, Chair of the Lions Gate Parent Special Committee. Among the terms discussed were:

•	the purchase price payable to Lions Gate Parent in Pubco shares would be valued at the expected Closing redemption price per share;

•

given then-current SPAC PIPE market conditions, in order to compensate prospective PIPE Investors for their upfront capital commitment, which would be firm and subject to market risk for a number of months pending the Closing without the ability to redeem at Closing like the SEAC Public Shareholders, (i) the Pubco shares sold in the PIPE would be priced at a 10% discount to the expected Closing redemption price per share and (ii) the PIPE Investors would be guaranteed to receive the full amount of their subscribed shares;

•

Lions Gate Parent required the SEAC Sponsor to forfeit 100% of its SEAC Private Placement Warrants and almost 90% of its SEAC Founder Shares at the Closing, with the possibility of earning back a relatively small number of shares through the Pubco Sponsor Options only after a substantial increase in Pubco’s share price. Given the significance of the SEAC Sponsor’s forfeiture of both SEAC Private Placement Warrants and SEAC Founder Shares, the parties agreed that the number of SEAC Founder Shares that the SEAC Sponsor would be retaining would not be subject to further adjustment; and

•

Non-redeeming SEAC Public Shareholders would be entitled to receive the remaining Pubco shares up to the maximum number that would preserve Lions Gate Parent’s required ownership percentage, and if a greater number of SEAC Public Shares remained after redemptions, SEAC Public Shareholders would receive a mix of cash and stock.

On November 2, 2023, SEAC convened a special meeting of the SEAC Board to update the SEAC Board on the transaction and to discuss the draft non-binding term sheet in detail. The SEAC Board was informed that Mr. Buccieri had recused himself from discussions regarding the potential transaction, and Messrs. Sloan and Buccieri left the meeting before any deliberations regarding the terms of the transaction began. During the meeting, in light of Mr. Sloan’s role as a director of Lions Gate Parent, the SEAC Board formed a committee of the SEAC Board in connection with the transaction (the “SEAC Transaction Committee”), comprised of two independent directors: Isaac Lee, who has extensive industry knowledge with respect to film and television, and Amy Gershkoff-Bolles, who has extensive experience with data and analytics and as a C-Suite executive. Among other things, the SEAC Transaction Committee was empowered to review the terms of the potential transaction, review and engage in due diligence, engage in separate discussions with SEAC management and SEAC’s advisors regarding the transaction and retain an independent financial advisor and any other advisors if deemed necessary. It was decided that the approval of the SEAC Transaction Committee would be necessary for the full SEAC Board to vote on and approve the transaction.

Mr. Baker updated the SEAC Board on the specific negotiations with Lions Gate Parent, including that the pre-money enterprise valuation would be $4.6 billion, based on Lions Gate Parent’s projections of $350 million of fiscal year 2024 adjusted OIBDA for the Studio Business (before the impact of labor strikes) at a 12.0x multiple, plus $400 million in respect of the pending acquisition of eOne, which was expected to close prior to the closing of the business combination. Ultimately, the parties agreed to the 12.0x multiple for the Studio Business due to several reasons, including the implied value of the Studio Business and then-current trading multiples of other public comparables. To further accommodate Lions Gate Parent’s threshold on its pro forma ownership percentage, Mr. Baker advised the SEAC Board that the SEAC Sponsor had agreed to forfeit 14.54 million SEAC Founder Shares and retain 1.8 million SEAC Founder Shares upfront with the potential to retain an additional 2.2 million SEAC Founder Shares based on the achievement of certain trading price levels after the Closing. In addition, Mr. Baker said that Lions Gate Parent was seeking to have all of the SEAC Public Warrants exchanged for $0.50 in cash at the Closing, and for all of the SEAC Sponsor’s SEAC Private Placement Warrants to be forfeited for zero consideration. Mr. Baker also updated the SEAC Board on the timeline and next steps for moving the discussions forward. The Board expressed support for proceeding.

On November 6, 2023, Lions Gate Parent provided SEAC management and its advisors with access to a virtual data room (“VDR”). Shortly thereafter, SEAC directed White & Case to commence its review of the VDR and it assembled working groups to evaluate the materials in the VDR. Throughout the months of November and December 2023, the parties exchanged due diligence information and held discussions, including due diligence calls with members of Lions Gate Parent’s management.

On November 9, 2023, SEAC convened its first SEAC Transaction Committee meeting. During the meeting, Mr. Baker updated the committee on the status of ongoing due diligence, and the status of ongoing discussions with potential PIPE investors. The committee then discussed the need to engage a financial advisor to provide a fairness opinion with respect to the transaction. Following this meeting, three potential fairness opinion providers were identified and discussions were held with each of them.

On November 10, 2023, Lions Gate Parent and SEAC executed a non-binding term sheet on the terms described at the November 2, 2023 SEAC Board meeting, including a final agreed pre-money enterprise valuation for the Studio Business of $4.6 billion, which amount was used to set the transaction consideration in the Business Combination Agreement. The executed term sheet contained a binding exclusivity commitment until December 25, 2023, subject to extension under certain circumstances.

Throughout the following weeks, SEAC continued to be provided with due diligence materials by Lions Gate Parent, including Lions Gate Parent’s nonpublic, internal, unaudited financial projections for the Studio Business for the fiscal years ending March 31, 2024 and 2025 (see the subsection entitled “ —Unaudited Prospective Financial Information”). SEAC and Lions Gate Parent’s management convened multiple times in person at Lions Gate Parent’s Santa Monica headquarters. SEAC, with the assistance of Citi, conducted extensive commercial and financial due diligence in order to generate a view on the Studio Business’ historical financial performance and growth, key drivers of its business, and its strategic value in the marketplace. In the course of its analysis, SEAC was focused on Lions Gate Parent’s unique value as the only pure-play content company of scale that would not be interconnected with linear assets or streaming platforms. Lions Gate Parent was assisted by representatives of Morgan Stanley, in its capacity as financial advisor to Lions Gate Parent.

In parallel with its diligence efforts, SEAC management worked together with Lions Gate Parent at several in-person and virtual sessions to create marketing materials that the parties would utilize in the solicitation of a PIPE.

In advance of the PIPE marketing process, SEAC formally engaged Morgan Stanley and Citi as co-placement agents. It was mutually determined by SEAC and Lions Gate Parent that the combination of Morgan Stanley and Citi, acting in their capacities as co-placement agents to SEAC, would be the most effective given their familiarity with StudioCo and their general market positions. For details on the fees payable to Citi and Morgan Stanley for their roles in the Business Combination, see the subsection entitled “The Business Combination – Certain Engagements in Connection with the Business Combination and Related Transactions.”

On November 9, 2023, representatives of Morgan Stanley, Citi and their counsel approved certain non-disclosure and wall-crossing procedures required to initiate the PIPE marketing process. SEAC and Lions Gate Parent’s management then began to hold in-person and virtual meetings with a select group of potential PIPE investors, with the goal of raising $150 million in a committed PIPE. The potential investors were wall-crossed by representatives of Citi and Morgan Stanley, each acting as a PIPE co-placement agent for SEAC.

In parallel with the PIPE marketing process, given Lions Gate Parent’s requirement that the SEAC Public Warrants be exchanged for $0.50 in cash at the Closing, representatives of Citi and Morgan Stanley also facilitated wall-crossing certain existing SEAC Public Warrantholders to discuss entering into investor support agreements with Lions Gate Parent, whereby such holders would agree with Lions Gate Parent to vote in favor of such SEAC Public Warrant exchange. At the time of the public announcement of the Business Combination on December 22, 2023, existing SEAC Public Warrantholders holding 44.19% of the outstanding SEAC Public Warrants had entered into Warrantholder Support Agreements with StudioCo.

On November 16, 2023, the SEAC Transaction Committee met, and Mr. O’Connor provided an update on due diligence, legal workstreams and the PIPE process. A representative of Citi joined the meeting, provided his views on capital markets considerations regarding the potential transaction and answered questions from members of the committee.

On November 20, 2023, SEAC management along with the members of the SEAC Transaction Committee participated in a due diligence meeting with Lions Gate Parent’s management.

On November 22, 2023, White & Case provided an initial draft of the Subscription Agreement for the PIPE to Wachtell, reflecting a private issuance of Pubco Common Shares to the PIPE Investors at the Closing and other customary terms which were generally consistent with market practice. The parties and their respective U.S., Canadian and Cayman Islands counsel, as well as counsel to the PIPE placement agents negotiated the Subscription Agreement with the potential PIPE Investors in the ensuing weeks and exchanged multiple drafts. The negotiations were focused largely on registration rights for the Pubco Common Shares to be issued in the PIPE and the representations and warranties and closing conditions included in the Subscription Agreement.

On November 25, 2023, Wachtell provided an initial draft of the Business Combination Agreement to White & Case, which contained principal transaction terms generally consistent with the non-binding term sheet. The parties and their respective U.S., Canadian and Cayman Islands counsel negotiated the Business Combination Agreement and ancillary documents in the ensuing weeks and exchanged multiple drafts.

On November 29, 2023, the SEAC Transaction Committee held another meeting, during which Mr. O’Connor updated the committee on the various workstreams and fielded questions from the committee. The committee also decided to engage Kroll, LLC, operating through its Duff & Phelps Opinions Practice (“Duff & Phelps”), to provide a fairness opinion (the “Fairness Opinion”) due to their extensive industry knowledge and their industry-leading role in connection with SPAC business combinations. For details on the fees payable to Duff & Phelps in connection with the rendering of the Fairness Opinion, see the subsection entitled “Opinion of the SEAC Financial Advisor—Fees and Expenses.”

Throughout the second half of November and into December, SEAC and Lions Gate Parent held in-person and virtual meetings with potential PIPE investors. In parallel, Davis Polk & Wardwell, LLP, as legal advisor to Citi and Morgan Stanley in connection with their roles as co-placement agents, conducted due diligence calls with members of Lions Gate Parent’s management and SEAC management and their respective auditors. SEAC was successful in obtaining PIPE commitments in excess of the $150 million as required under the non-binding term sheet. Ultimately, both parties agreed to expand the PIPE to $175 million in order to enable certain large institutional shareholders considered essential to the success of the overall transaction to participate in the PIPE. The PIPE commitments ultimately were made pursuant to the form of PIPE Subscription Agreement that was negotiated by SEAC, Lions Gate Parent and the PIPE Investors, with advice from their respective legal counsel as applicable.

On December 8, 2023, SEAC management coordinated a further in-person diligence sessions at Lions Gate Parent headquarters with Lions Gate Parent senior management. Ms. Gershkoff-Bolles and Mr. Lee attended the meeting in person along with representatives of Kroll and Citi who attended virtually. The meeting was focused on the historical financial results of StudioCo, synching historical performance from the film and television segments with financial projections, and understanding and modeling historical library and operating cash flows, StudioCo pro-forma debt and other due diligence topics.

On December 14, 2023, the SEAC Transaction Committee met to discuss progress on the transaction workstreams with Mr. O’Connor. In addition, White & Case joined the meeting and led a discussion with the committee on the latest draft of the Business Combination Agreement, which had been provided to the members of the committee prior to the meeting. Another meeting of the SEAC Transaction Committee was held on December 18, 2023, during which Messrs. Baker and O’Connor led a discussion with the committee on progress towards finalizing the Business Combination Agreement and ancillary documents as well as the PIPE process.

On December 20, 2023, the SEAC Transaction Committee held a special meeting via video conference to discuss the transaction, PIPE commitments and the terms of the definitive agreements, with other SEAC Board members present as invitees. Presentation materials and proposed drafts of the definitive agreements were made available to the SEAC Board members ahead of the meeting. First, White & Case, along with Cayman Islands counsel to SEAC, Maples & Calder (Cayman) LLP (“Maples”), provided the SEAC Board members an overview of their fiduciary duties and a detailed overview of the key transaction documents and legal diligence. Then, Mr. Baker discussed the rationale for the Business Combination, as well as a general update of the transaction. Citi, in its role as financial advisor, presented certain capital markets and financial considerations relating to the Business Combination. Duff & Phelps, in its role as fairness opinion provider, also presented valuation metrics which would be the basis of its Fairness Opinion. After these presentations and a discussion that followed, SEAC management and the members of SEAC Board who were not part of the SEAC Transaction Committee were excused from the call, so that the SEAC Transaction Committee could continue its discussion.

On December 21, 2023, the SEAC Transaction Committee held a special meeting via video conference to vote on the Business Combination. Representatives of White & Case and Maples once again provided an overview of fiduciary duties and an update on transaction documentation. A representative from Duff & Phelps joined the call to formally render the Fairness Opinion and answer any questions following the prior day’s presentation. Thereafter, the SEAC Transaction Committee voted unanimously to approve the Business Combination, including the Business Combination Agreement (and the contemplated transactions), the PIPE Subscription Agreements, the SEAC Warrant Agreement Amendment and other ancillary documents as being in the best interest of the SEAC Shareholders. A special meeting of the SEAC Board was then called to order and the SEAC Board was informed of the SEAC Transaction Committee’s decision. Following a discussion, all members of the SEAC Board (other than Messrs. Sloan and Buccieri, who were recused from voting on this matter) voted in favor of approving the Business Combination. In approving the transactions, the SEAC Board also determined that the aggregate fair market value of the proposed Business Combination was at least 80% of the assets held in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account).

From the evening of December 21, 2023 until the morning of December 22, 2023, the parties and their respective counsel and advisors participated in various phone calls and video conferences and exchanged drafts to finalize the Business Combination Agreement and related ancillary documents, including the Subscription Agreements.

On the morning of December 22, 2023, the parties entered into the Business Combination Agreement and StudioCo and SEAC entered into the Initial Subscription Agreements for the PIPE with the PIPE Investors thereto. On the same day, but after the execution of the Business Combination Agreement and related documents, Lions Gate Parent and SEAC each issued a press release announcing the Business Combination and SEAC filed a Current Report on Form 8-K with the SEC relating to the Business Combination.

On April 9, 2024, SEAC held an Extension Meeting, where the SEAC Shareholders approved amendments to the SEAC IPO Articles to, among other things, extend the Deadline Date from April 10, 2024 to June 15, 2024. A total of 57,824,777 SEAC Public Shares, representing an aggregate of approximately $620.8 million, were presented for redemption in connection with the Extension Meeting. As a result, as of April 10, 2024, after giving effect to such redemptions, the balance in SEAC’s Trust Account is expected to be approximately $184.4 million.

On April 10, 2024, SEAC Transaction Committee held a meeting via video conference to discuss progress on the transaction with SEAC management. White & Case joined the meeting. At the request of the SEAC Transaction Committee, SEAC management provided an update on the PIPE, the Extension Meeting and the anticipated timeline of the Business Combination. SEAC management explained that, following the redemptions by SEAC Public Shareholders in connection with the Extension Meeting, the provision in the Business Combination Agreement which provided for cash to potentially be paid to non-redeeming public shareholders as part of the merger consideration was now moot. Accordingly, SEAC management recommended that the Business Combination Agreement be amended to remove this provision. SEAC management, together with White & Case, led a discussion with the committee about a draft of the amendment to the Business Combination Agreement, which had been provided to the members of the committee prior to the meeting. Following the discussion, the SEAC Transaction Committee voted unanimously to approve the amendment to the Business Combination Agreement and to recommend the SEAC Board to approve the amendment as being in the best interest of the SEAC Shareholders. Later on the same day, a special meeting of the SEAC Board was held, during which SEAC management led a discussion similar to the discussion that occurred at the SEAC Transaction Committee meeting, and informed the SEAC Board that the SEAC Transaction Committee had approved the potential amendment to the Business Combination Agreement and recommended that the SEAC Board approve the amendment. Following a discussion, all members of the SEAC Board (other than Messrs. Sloan and Buccieri, who were recused from voting on this matter and did not attend the meeting) voted in favor of approving the amendment to the Business Combination Agreement.

On April 11, 2024 SEAC, New SEAC, MergerCo, New BC Sub, Lions Gate Parent, Studio HoldCo and StudioCo entered into Amendment No.1 in order to, among other things, (i) remove the provisions requiring nonredeeming SEAC Public Shareholders to receive a mix of cash and stock consideration in the Business

Combination in the event that non-redemptions of SEAC Public Shares at the Closing would have otherwise diluted Lions Gate Parent’s ownership in the combined company, such that SEAC Public Shareholders who do not redeem receive only stock of the combined company and (ii) amend the closing condition requiring aggregate transaction proceeds to equal $350,000,000, with a minimum of $175,000,000 required to be in the Trust Account (which may be reduced dollar-for-dollar by any additional PIPE Investment Amount above $175,000,000) to instead require Aggregate Transaction Proceeds to be no less than $350,000,000 and no greater than $409,500,000, with a minimum of $125,000,000 required to be in the Trust Account (which may be reduced dollar-for-dollar by any additional PIPE Investment Amount above $225,000,000).

Also on April 11, 2024, SEAC, New SEAC and Lions Gate Parent entered into an additional subscription agreement, which is in substantially the same form as the Initial Subscription Agreements, pursuant to which an additional PIPE Investor agreed to purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 4,918,839 Pubco Common Shares, at a purchase price of $10.165 per share, for an aggregate cash amount of $50,000,000.

The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination

On December 21, 2023, the SEAC Transaction Committee and the SEAC Board (other than Messrs. Sloan and Buccieri, each of whom recused himself from consideration and approval of the Business Combination) unanimously (i) approved the Business Combination Agreement and related transaction agreements and the transactions contemplated thereby and (ii) determined that the Business Combination is in the best interests of SEAC and the SEAC Shareholders. The SEAC Board also recommended that (i) the SEAC Shareholders approve and adopt the Business Combination Agreement and related transaction agreements and the transactions contemplated thereby and the other Shareholder Proposals to be presented at the SEAC Shareholders’ Meeting and (ii) the SEAC Public Warrantholders approve and adopt the SEAC Warrant Agreement Amendment and the other Warrantholder Proposals to be presented at the SEAC Public Warrantholders’ Meeting.

In evaluating the Business Combination and before making these determinations and recommendations, the SEAC Transaction Committee and the SEAC Board reviewed the results of the due diligence performed by SEAC and its advisors on StudioCo, which included:

•

research on the media industry with a specific focus on industry trends and business and financial information regarding content providers, like StudioCo, traditional content distributors (i.e., cable and linear channel operators) and direct-to-consumer streaming platforms (e.g., Netflix). This research included data on advertising, demographics, concentration of viewership, proprietary content and third-party content licensing and other shifting trends in the industry;

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extensive meetings (both virtually and in-person) and calls with Lions Gate Parent’s management team regarding StudioCo’s operations, major customers, key franchises and intellectual property, financial outlook and projections, motion picture and television pipeline, and current and future acquisitions (including eOne), among other customary due diligence matters;

•	consultation with SEAC’s financial advisor, Citi, to review and assess the capital markets outlook for StudioCo;

•	legal and commercial review of StudioCo’s material business contracts and certain other legal and commercial due diligence;

•	legal review of StudioCo’s patents, trademarks, and intellectual property; and

•	financial and accounting due diligence.

Each of the SEAC Transaction Committee and the SEAC Board considered a wide variety of factors in connection with their respective evaluation of the Business Combination. In light of the complexity of those factors, neither the SEAC Transaction Committee nor the SEAC Board considered it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the SEAC Transaction Committee or the SEAC Board may have given different weight to different factors in their evaluation of the Business Combination.

The SEAC Transaction Committee was aware that Harry E. Sloan, the Chairman of SEAC, also serves as a member of the board directors of Lions Gate Parent and that Paul Buccieri, a director of SEAC, is the President and Chairman of the A+E Networks, a company that is also in the media and entertainment industry. The SEAC Transaction Committee took several steps to mitigate these potential conflicts, including by engaging Duff & Phelps to provide an opinion, as of the date thereof and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, as to the fairness of the consideration to be received by the SEAC Shareholders (excluding the Excluded Shareholders) in the Business Combination. See “—Opinion of the SEAC Financial Advisor” for additional information.

In the prospectus for the SEAC IPO (the “SEAC IPO Prospectus”), SEAC identified the following general criteria and guidelines that it believed would be important in evaluating prospective target businesses, although SEAC indicated it may enter into a business combination with a target business that does not meet these criteria and guidelines:

•

Targets That Can Benefit from SEAC’s Management Team’s Relationships and Experience. SEAC’s efforts to identify a prospective initial business combination target will not be limited to a particular industry, sector or geographic region. While it may pursue an initial business combination opportunity in any industry or sector, SEAC intends to capitalize on the ability of its management team to identify and combine with a business or businesses that can benefit from its management team’s established global relationships and operating experience.

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High-Growth Industries and Markets. SEAC will seek out opportunities in sectors and industries that have experienced, and continue to experience, high growth, as well as in faster-growing segments of developed markets and emerging international markets. SEAC’s management has extensive experience operating media businesses and leading transactions in international markets.

•	Business with Revenue and/or Earnings Growth Potential. SEAC will seek to acquire one or more businesses that have multiple, diverse potential drivers of revenue and/or earnings growth.

•	Companies with Potential for Free Cash Flow Generation. SEAC will seek to acquire one or more businesses that have the potential to generate strong and stable free cash flow now or in the future.

These illustrative criteria were not intended to be exhaustive. SEAC stated in the SEAC IPO Prospectus that any evaluation relating to the merits of a particular initial business combination would be based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that our management may deem relevant. In the event that it decided to enter into a business combination with a target business that did not meet the above criteria and guidelines, SEAC indicated that it would disclose that the target business does not meet the above criteria in its communications with SEAC Shareholders relating to its initial business combination.

In considering the Business Combination, the SEAC Transaction Committee and the SEAC Board concluded that it met all the above criteria. With respect to the High Growth Industries and Markets criterion, the SEAC Transaction Committee and the SEAC Board acknowledged that the media business is broadly facing significant, ecosystem-shifting challenges as linear networks experience cord cutting and streaming services reevaluate their business models. Despite these macroeconomic challenges, the SEAC Transaction Committee and the SEAC Board ultimately concluded that StudioCo’s content-centric business model and its role as a platform-agnostic, pure-play content studio offered significant opportunities for growth and strategic value (as described more fully in the factors below). The SEAC Transaction Committee and the SEAC Board considered the following positive factors, although not weighted or in any order of significance:

Platform-Agnostic, Pure-Play Content Studio. StudioCo is a platform-agnostic, pure-play content studio positioned to benefit from a shifting industry ecosystem. With premium intellectual property (“IP”), a strong content pipeline and an extensive content library, StudioCo has the ability to license content and distribute it across all global distribution channels (e.g., theatrical, television, streaming) at competitive rates and is not bound to vertically integrated streaming or linear platforms. This unique mix of scale and independence confers a unique advantage to StudioCo over its competitors as it can maintain flexibility in navigating the rapidly changing media landscape and avoid concentration risk.

Deep Portfolio of Franchise IP and Library Rights. StudioCo has a deep portfolio of franchise properties, including The Hunger Games, John Wick, The Twilight Saga, and Ghosts, that anchor its film and television business. Over its decades-long operating history, StudioCo has proven its ability to build franchise and derivative IP, which serve as the foundation for its deep and growing library of over 20,000 film and television titles. The library is consistently refreshed by StudioCo’s new content production, which organically adds over 400 titles each year, and represents over $870 million in high-margin, TTM (trailing 12 months) revenue. Given the established distribution infrastructure within StudioCo, the SEAC Transaction Committee and the SEAC Board view other library assets as an interesting area for accretive acquisitions for StudioCo and a natural extension for inorganic growth.

Unique and Valuable Strategic Asset. StudioCo is positioned as one of the world’s largest independent, pure-play content platforms with significant size and scale. StudioCo’s unique mix of independence from uncertain distribution models and its extensive portfolio of IP is expected to confer strategic value to it from larger players across the linear landscape. In addition to this strategic advantage, StudioCo also maintains global production and distribution capabilities and a stake in one of the most successful talent management companies. For these reasons, the SEAC Transaction Committee and the SEAC Board believe StudioCo should be seen as an attractive acquisition target for various players across the technology and media landscape.

Significant Revenue and Earnings Growth Potential. Excluding the impact of eOne, StudioCo projects that its Adjusted OIBDA will increase from $320 million in fiscal year 2024 to $370 million in fiscal year 2025, representing double-digit year-over-year growth. Despite an impact from the Writers Guild of America and the American Actors’ Union SAG-AFTRA strikes in fiscal year 2024, StudioCo still expects to grow segment profit by 12% year-over-year relative to fiscal year 2023. Based on its pipeline of new content and the recently closed acquisition of eOne, the SEAC Transaction Committee and the SEAC Board believes StudioCo has additional levers to drive revenue and earnings growth moving forward.

Strong Ability to Generate Free Cash Flow. StudioCo’s business requires minimal capital expenditures and has the potential to greatly expand its free cash flow margins. StudioCo will continue to manage its balance of sufficient working capital with its production obligations by way of its production loans. Pro forma for this Business Combination, overall corporate net debt for StudioCo will be reduced to approximately 3.8x fiscal year 2024 Adjusted OIBDA (including a $60 million run-rate contribution from eOne pro forma for the Business Combination), with a path to further reduction over time.

Experienced and Proven Management Team. The Lions Gate Parent’s management team has a proven ability to operate and grow studio assets in the public markets and will remain as management of StudioCo. Lions Gate Parent’s Chief Executive Officer, Jon Feltheimer, has been in his role since 2000, and during his tenure, Lions Gate Parent has grown from its independent studio roots into a global media and entertainment leader with a strong film and television production and distribution business, a leading talent management company and an excellent film and television library. Other key management, including Vice Chairman Michael Burns, Chief Financial Officer Jimmy Barge and Chief Operating Officer Brian Goldsmith, have all been with Lions Gate Parent for a decade or longer and bring significant experience in the industry. For additional information on the management of Pubco after the Closing, see the section entitled “Management of Pubco After the Business Combination.”

Benefit from SEAC’s Relationships and Experience. SEAC’s founders and certain members of the SEAC Board have had successful careers as operators in the media and entertainment industry with deep familiarity with the changes in the media ecosystem and could be a strategic advantage to StudioCo. In addition, SEAC’s long-standing relationships with investors helped raise the PIPE and will be valuable in smoothly closing the Business Combination.

Opinion of Financial Advisor. Duff & Phelps rendered an opinion to the SEAC Board that concluded the consideration to be received in the Business Combination by SEAC Shareholders (excluding the Excluded Shareholders), was fair to such shareholders, from a financial point of view.

PIPE. Certain investors, including unrelated top-tier institutional investors, are investing, collectively, $175 million in Pubco pursuant to their participation in the PIPE.

Trading Price of SEAC Public Warrants. The $0.50 per SEAC Public Warrant price to be paid to the holders of SEAC Public Warrants in the Public Warrants Exchange pursuant to the SEAC Warrant Agreement Amendment represented a 400% premium over the $0.10 closing price of the SEAC Public Warrants on Nasdaq on December 21, 2023, the last trading date before the public announcement of the Business Combination, and was also consistent with the cash consideration paid pursuant to warrant agreement amendments entered into in connection with other recent deSPAC transactions.

The SEAC Transaction Committee and the SEAC Board also gave consideration to the following negative factors (which are more fully described in the “Risk Factors” section of this proxy statement/prospectus), although not weighted or in any order of significance:

Benefits Not Achieved. The risk that the potential benefits of the Business Combination or anticipated performance of StudioCo may not be fully achieved, or may not be achieved within the expected timeframe and that the results of operations of Pubco’s business may differ materially from the projections prepared by StudioCo and reviewed by the SEAC Transaction Committee and the SEAC Board.

Liquidation of SEAC. The risks and costs to SEAC if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in SEAC being unable to effect an initial business combination within the required timeframe under the SEAC Articles and force SEAC to liquidate and the SEAC Warrants to expire worthless.

Shareholder Vote. The risk that the SEAC Shareholders may fail to approve the Business Combination.

Closing Conditions. The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the parties’ control.

Litigation. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

Fees and Expenses. The fees and expenses associated with completing the Business Combination.

SEAC Public Shareholders Will Have a Minority Ownership Interest in PubCo. The fact that current SEAC Shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Shares as consideration in the Business Combination and, as a result, such SEAC Shareholders will collectively own a minority interest in Pubco after the Closing. Having a minority ownership interest may reduce the influence that current SEAC Shareholders have on the management of Pubco.

Other Risks. The various other risks associated with the Business Combination, SEAC’s business and the businesses of StudioCo described in the “Risk Factors” section of this proxy statement/prospectus.

The SEAC Board and SEAC Transaction Committee also considered that although the non-redeeming SEAC Public Shareholders will receive only a portion of their consideration in the form of Pubco Common Shares in connection with Closing, this was necessary because Lions Gate Parent could not consider a business combination with SEAC without certainty that the transaction would not result in Lions Gate Parent’s pro forma ownership falling below a certain percentage in order to preserve the ability for Lions Gate Parent to potentially conduct a tax-free spin-off of its Pubco Common Shares following the Closing and provide a cushion to allow for potential additional issuances of Pubco Common Shares in connection with or following the Closing, and Lions Gate Parent’s request for increasing transaction certainty through raising a committed PIPE, particularly in light of the high levels of redemptions in recent SPAC business combination transactions.

In addition to considering the factors described above, the SEAC Board and the SEAC Transaction Committee also recognized and considered that the SEAC Sponsor, its affiliates and some officers and directors of SEAC may have interests in the Business Combination that are in addition to, and that may be different from, the interests of the SEAC Shareholders resulting in potential conflicts of interests, including those described elsewhere in this section and in the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination”.

The SEAC Transaction Committee and the SEAC Board reviewed and considered the foregoing interests during the negotiation of the Business Combination and in evaluating and unanimously approving the Business Combination Agreement and the transactions contemplated therein.

The SEAC Transaction Committee and the SEAC Board concluded that the potential benefits that they expected SEAC and the SEAC Shareholders to achieve as a result of the Business Combination outweighed the potential negative factors associated with the Business Combination. Accordingly, the SEAC Transaction Committee and the SEAC Board unanimously determined that the Business Combination Agreement and the Business Combination were advisable, fair to, and in the best interests of, SEAC and the SEAC Shareholders.

Satisfaction of 80% Test

It is a requirement under the SEAC Articles and the Nasdaq listing requirements that the business or assets acquired in an Initial Business Combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for an Initial Business Combination. In connection with its evaluation and approval of the Business Combination, the SEAC Board determined that the fair market value of StudioCo represents at least 80% of the net assets of SEAC held in the Trust Account.

Unaudited Prospective Financial Information

LG Studios Projected Financial Information

Lions Gate Parent does not, as a matter of course, develop or publicly disclose long-term projections or internal projections of its future financial performance for revenues, earnings, financial condition or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates, though Lions Gate Parent has in the past provided investors with multi-year financial guidance which covers areas such as Adjusted OIBDA (as defined below), which it may update from time to time. In connection with the Business Combination, Lions Gate Parent prepared and provided the SEAC Board, the SEAC Transaction Committee and the financial advisor to the SEAC Transaction Committee, Duff & Phelps, in connection with its financial analyses described below in the section entitled “—Opinion of the SEAC Financial Advisor—Summary Financial Analyses,” certain nonpublic, internal, unaudited financial projections for the Studio Business’s future financial performance for the fiscal years ending March 31, 2024 and 2025 (the “Studio Business projections”).

Lions Gate Parent and LG Studios have included below a summary of these projections for the purpose of providing shareholders and investors access to certain nonpublic information that was furnished to certain parties in connection with the Business Combination, and such information may not be appropriate for other purposes. Such information is not included to influence your decision, if you are a SEAC Shareholder or SEAC Public Warrantholder, to vote for the Proposals.

The Studio Business projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines established by the American Institute of Certified Public Accountants for preparation and presentations of financial projections or U.S. generally accepted accounting principles (“GAAP”). The Studio Business projections include Adjusted OIBDA and Studio Business segment profit, which are non-GAAP financial measures. Lions Gate Parent included such measures in the financial projections because they believed that such measures may be useful in evaluating, on a prospective basis, the potential operating performance of the Studio Business. These non-GAAP measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures such as those used in the financial projections may not be comparable to similarly titled amounts used by other companies or persons. The SEC rules, which otherwise would require a reconciliation of a non-GAAP measure to a GAAP measure, do not apply to non-GAAP measures provided to a board of directors or financial advisors in connection with a proposed business combination transaction such as the Business Combination if the disclosure is included in a document such as this proxy statement/prospectus. Accordingly, no such reconciliation is provided. In the view of Lions Gate Parent’s management, the financial projections were prepared on a reasonable basis reflecting such management’s currently available estimates and judgments at the time of such preparation.

This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information. The prospective financial information included in this section of the proxy statement/prospectus has been prepared by, and is the responsibility of, Lions Gate Parent’s management. Neither Ernst & Young LLP, Lions Gate Parent’s independent registered public accounting firm, nor WithumSmith+Brown, SEAC’s independent registered public accounting firm, or any other independent accountant has compiled, reviewed, examined or performed any procedures with respect to the accompanying prospective financial information and, accordingly, they have not expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The reports of Ernst & Young LLP and WithumSmith+Brown that are included in this proxy statement/prospectus relate to historical financial statements. The reports do not extend to the unaudited prospective financial information and should not be read to do so. Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared.

While presented with numeric specificity, these internal financial projections were based on numerous variables and assumptions that are inherently subjective and uncertain and are beyond the control of Lions Gate Parent’s management. These internal financial projections depend on a number of factors that Lions Gate Parent and/or the Studio Business may not be successful in achieving, including, but not limited to, the timing and commercial success of the motion pictures and television programming that each company distributes. In particular, underperformance at the box office of one or more motion pictures in any period may cause Lions Gate Parent’s and the Studio Business’ revenue and earnings results for that period (and potentially, subsequent periods) to be less than anticipated, in some instances to a significant extent. Accordingly, Lions Gate Parent’s and the Studio Business’s results of operations may fluctuate significantly from period to period, and the results of any one period may not be indicative of the results for any future periods. Other important factors that may affect actual results and cause these internal financial projections to not be achieved include, but are not limited to, risks and uncertainties relating to Lions Gate Parent’s and the Studio Business’s (including the ability of each to achieve strategic goals, objectives and targets over applicable periods) industry performance, general business and economic conditions and the performance of new business initiatives and other factors described in the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” beginning on page 74. These internal financial projections also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in these internal financial projections. Accordingly, there can be no assurance that the projected results summarized below will be realized.

SEAC Shareholders and SEAC Public Warrantholders are urged to review the most recent SEC filings of Lions Gate Parent and SEAC for a description of the reported and anticipated results of operations and financial condition and capital resources of SEAC and the Studio Business, respectively, and the sections in this proxy statement/prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SEAC” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.”

The inclusion of a summary of these internal financial projections in this proxy statement/prospectus should not be regarded as an indication that any of SEAC, Lions Gate Parent, LG Studios or their respective officers, directors, affiliates, advisors or other representatives considered these internal financial projections to necessarily be predictive of actual future events, and these internal financial projections should not be relied upon as such nor should the information contained in these internal financial projections be considered appropriate for other purposes. None of SEAC, Lions Gate Parent, LG Studios or their respective officers, directors, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from these internal financial projections. Except to the extent required by applicable securities laws, SEAC, Lions Gate Parent and LG Studios undertake no obligation to update or otherwise revise or reconcile these internal financial projections to reflect circumstances existing after the date these internal financial projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these projections are shown to be in error. Since the projections cover multiple years, such information by its nature becomes less predictive with each successive year.

Each of Lions Gate Parent and LG Studios has not made and makes no representation to SEAC or any security holder in the Business Combination Agreement or otherwise, nor does SEAC make any representation, concerning these internal financial projections or regarding Lions Gate Parent’s or the Studio Business’ ultimate performance compared to the information contained in these internal financial projections or that the projected results will be achieved.

The Studio Business projections were based on numerous variables and assumptions, including assumptions with respect to general business, economic, market and financial conditions and various other factors, all of which are difficult to predict, are inherently subjective and many of which are beyond the control of Lions Gate Parent or the Studio Business. In particular, the Studio Business projections of segment revenue and Adjusted OIBDA are based upon assumptions regarding motion picture title releases, television program deliveries and licensing of catalog properties, any or all of which may be impacted by the foregoing. There will be differences between actual and projected results, and actual results may be materially different than those contained in the Studio Business projections.

The following tables present a summary of the Studio Business projections, as prepared by Lions Gate Parent’s management, with all figures rounded to the nearest million.

	Year Ending March 31,
	2024E	2025E
Studio Business segment profit(1)	$445	$500
Corporate Overhead Expense	$125	$130
Standalone Studio Business Adjusted OIBDA(2)(3)	$320	$370
eOne Adjusted OIBDA (Run-Rate)(4)	$60	$60
Illustrative Combined Studio Adjusted OIBDA(5)	$380	$430

(1)

Lions Gate Parent presents the sum of the Motion Picture and Television Production segment profit as “Studio Business” segment profit. Studio Business segment profit, when presented outside of the segment information and reconciliations included in Lions Gate Parent’s consolidated financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. Lions Gate Parent believes the presentation of Studio Business segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by Lions Gate Parent’s management and enables them to understand the fundamental performance of Lions Gate Parent’s businesses before non-operating items.

(2)

Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization, adjusted for adjusted share-based compensation, purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia’s invasion of Ukraine), when applicable. Adjusted OIBDA, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. Lions Gate Parent uses Adjusted OIBDA to evaluate the operating performance of its business. Lions Gate Parent believes this measure provides useful information to investors regarding its results of operations before non-operating items. Adjusted OIBDA is considered an important measure of Lions Gate Parent’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of Lions Gate Parent’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses.

(3)	Reflects estimated impact of $30 million from labor strikes on Lions Gate Parent’s previously estimated Adjusted OIBDA of $350 million.
(4)

Illustrative initial 12-month annual run rate post-synergies and integration Adjusted OIBDA expected following completion of the first year after the consummation of the eOne Acquisition (i.e., by the end of fiscal year 2025). This amount is not representative of the forecast or guidance for the fiscal year ending March 31, 2024 or 2025 of the Studio Business. This amount excludes any impact of the application of purchase accounting to film cost and related amortization in connection with the eOne Acquisition.

(5)

Represents illustrative combined Adjusted OIBDA using the illustrative Adjusted OIBDA discussed in footnote 4 above. This amount does not represent the actual forecast or guidance for the fiscal year ending March 31, 2024 or 2025 and excludes the impact of application of purchase accounting to film cost and related amortization in connection with the eOne Acquisition.

The following table presents forecasted Studio Business total segment revenue for the fiscal year ending March 31, 2024, excluding any impact in connection with the eOne Acquisition:

Year Ending March 31, 2024E
Studio Business segment revenue(1)	$2,900

(1)	Lions Gate Parent presents the sum of the Motion Picture and Television Production segment revenue as “Studio Business” segment revenue.

Opinion of the SEAC Financial Advisor

On December 7, 2023, SEAC retained Kroll, LLC, operating through its Duff & Phelps Opinions Practice (“Duff & Phelps”), to serve as an independent financial advisor to the SEAC Transaction Committee, specifically to provide to the SEAC Board a fairness opinion in connection with the Business Combination. On December 21, 2023, Duff & Phelps delivered its opinion, dated December 21, 2023 (the “Fairness Opinion”), to the SEAC Board (solely in their capacity as members of the SEAC Board) that, as of the date of the Fairness Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Fairness Opinion, the consideration to be received in the Business Combination by SEAC Shareholders (excluding (a) the SEAC Sponsor and its affiliates and (b) the PIPE Investors and investors who enter into a discounted Non-Redemption Agreement (other than in their capacities as shareholders of SEAC as of the date of the Fairness Opinion) and their respective affiliates (such SEAC shareholders referenced in clauses (a) and (b), collectively and solely for purposes of the Fairness Opinion, the “Excluded Shareholders”), was fair to such shareholders, from a financial point of view.

In selecting Duff & Phelps, the SEAC Transaction Committee considered, among other things, the fact that Duff & Phelps is a global leader in providing fairness opinions to boards of directors. Duff & Phelps is regularly engaged in the valuation of businesses and their securities and the provision of fairness opinions in connection with various transactions.

The Fairness Opinion was approved by Duff & Phelps’ fairness opinion committee. The Fairness Opinion was provided for the information of, and directed to, the SEAC Board for its information and assistance in connection with the Business Combination.

This summary of the Fairness Opinion is qualified in its entirety by reference to the full text of the Fairness Opinion, which is attached to this proxy statement/prospectus as Annex K and is incorporated herein by reference. SEAC Shareholders are encouraged to read the Fairness Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, matters considered, limitations of the review undertaken by Duff & Phelps in connection with the Fairness Opinion, as well as other qualifications contained in the Fairness Opinion.

In connection with Fairness the Opinion, Duff & Phelps made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations and financial analysis with respect to the preparation of its Fairness Opinion included, but were not limited to, the items summarized below:

•	reviewed a draft of the Business Combination Agreement, dated December 21, 2023, by and among SEAC, Lionsgate, and certain of their affiliates set forth therein;

•

reviewed audited financial information for StudioCo for the years ended March 31, 2021 through March 31, 2023 on Form 10 filed by StudioCo with the SEC on July 12, 2023, and unaudited financial information for StudioCo for the six-month period ended September 30, 2023;

•

reviewed audited financial information for Lionsgate filed on Form 10-K, and any amendments thereto, with the SEC for the years ended March 31, 2021 through March 31, 2023 and unaudited financial information for Lionsgate filed on Form 10-Q with the SEC for the six-month period ended September 30, 2023;

•	reviewed SEAC’s Registration Statement on Form S-1 dated December 15, 2021;

•

reviewed SEAC’s audited financial statements for the years ended December 31, 2021 and December 31, 2022 filed Form 10-K and SEAC’s unaudited financial statements for the nine-month period ended September 30, 2023 filed on Form 10-Q;

•

reviewed the financial projections for StudioCo for the fiscal years 2024 and 2025 provided to Duff & Phelps by the management of Lionsgate and approved for Duff & Phelps’ use by management of SEAC (the “Financial Projections”), which are more fully described in the section of this proxy statement/prospectus entitled “Unaudited Prospective Financial Information.”;

•

reviewed a letter dated December 21, 2023 from SEAC management, which made certain representations to Duff & Phelps as to the Financial Projections and the underlying assumptions and other data and information regarding Lionsgate and StudioCo prepared by the management of Lionsgate (the “Management Representation Letter”);

•

reviewed the investor presentation dated November 2023 prepared in connection with the PIPE, as supplemented by additional information provided by the management of Lionsgate and SEAC through the date of the Fairness Opinion;

•	discussed the information referred to above and the background and other elements of the Business Combination with certain members of SEAC management;

•	discussed with certain members of SEAC management and management of Lionsgate, the plans and intentions with respect to the management and operation of Pubco following the Closing;

•	discussed with certain members of SEAC management their assessment of the strategic rationale for, and the potential benefits of, the Business Combination;

•

reviewed the historical trading price and trading volume of the SEAC Class A Ordinary Shares and Lionsgate’s Class A voting common shares and Class B non-voting common shares and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

•

performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques, including a discounted cash flow analysis, an analysis of selected public companies and an analysis of selected precedent transactions that Duff & Phelps deemed relevant for comparison to StudioCo (see “— Discounted Cash Flow Analysis (Income Approach)” and “— Selected Public Companies/Selected M&A Transactions Analysis (Market Approach)” below for additional information); and

•	conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

In performing its analyses and rendering the Fairness Opinion with respect to the Business Combination, Duff & Phelps, with SEAC’s consent:

•

relied upon the accuracy, completeness and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including SEAC, Lionsgate and StudioCo and their respective managements, including all financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Duff & Phelps, and did not independently verify such information;

•

relied upon the fact that the SEAC Board, the SEAC Transaction Committee and SEAC were advised by counsel as to legal matters with respect to the Business Combination, including whether applicable procedures required by law to be taken in connection with the Business Combination were duly, validly and timely taken in all material respects;

•

assumed that any estimates, evaluations, forecasts and projections and any other forward-looking information, including the Financial Projections, furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the management of Lionsgate, and Duff & Phelps expresses no opinion with respect to such estimates, evaluations, forecasts and projections and any other forward-looking information or any underlying assumptions, including the reasonableness or attainability thereof, with Duff & Phelps being directed by SEAC management to utilize such estimates, evaluations, forecasts and projections and other pro forma information in connection with its financial analysis;

•

assumed that information supplied by SEAC and Lionsgate and their respective managements and representatives (including the information set forth or referenced in the Management Representation Letter) were accurate, genuine and complete in all material respects;

•	assumed that the representations and warranties made in the Business Combination Agreement were accurate in all material respects;

•	assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conformed in all material respects to the drafts reviewed;

•

assumed that each party will perform in all material respects all of the covenants and agreements required to be performed by such party under the Business Combination Agreement, and that certain transactions will each be timely consummated and in a manner consistent in all material respects with the terms of the Business Combination Agreement and applicable law;

•

assumed that the transactions contemplated by the draft documents reviewed by Duff & Phelps (including the PIPE) will be consummated in all material respects accordance with the terms of such documents;

•

assumed that there had been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of SEAC, Lionsgate or StudioCo since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there had been no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading in any material respect;

•

assumed that all of the conditions required to implement the Business Combination will be satisfied and that the Business Combination will be completed in a timely manner in accordance with the Business Combination Agreement without in any material respect any amendments thereto or waivers of any terms or conditions thereof; and

•

assumed that the consummation of the Business Combination will comply in all material respects with all applicable foreign, federal, state and local statutes, rules and regulations and that all governmental, regulatory or other consents and approvals necessary for the consummation of the Business Combination will be obtained and that in the course of obtaining any such consents and approvals no restrictions will be imposed or waivers made that would have a material adverse effect on SEAC, Lionsgate, StudioCo, or the contemplated benefits expected to be derived in the Business Combination. Duff & Phelps assumed that the Business Combination will be consummated in a manner that complies in all material respects with the applicable provisions of the Securities Act, the Exchange Act, and all other applicable federal, state and foreign statutes and the rules and regulations promulgated thereunder.

Given that SEAC is a special purpose acquisition company, for purposes of the Fairness Opinion and its analysis and with SEAC’s consent, Duff & Phelps assumed a value of $10.70 per share for the SEAC Class A Ordinary Shares and following the Business Combination, the Pubco Common Shares, with such $10.70 value being based on the SEAC IPO and SEAC’s approximate cash per outstanding SEAC Class A Ordinary Share (excluding, for the avoidance of doubt, the dilutive impact of the SEAC Founder Shares, SEAC Warrants, SEAC Units or any other rights). Further, for purposes of the Fairness Opinion and its analysis and with SEAC’s consent, Duff & Phelps assumed, without independent verification, the accuracy and completeness in all material respects of the capitalization information for Pubco prepared by SEAC, pro forma for the Business Combination and the PIPE.

To the extent that any of the foregoing assumptions, representations or any of the facts on which the Fairness Opinion is based prove to be untrue in any material respect, the Fairness Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of the Fairness Opinion, Duff & Phelps made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Business Combination.

Duff & Phelps prepared the Fairness Opinion effective as of the December 21, 2023. The Fairness Opinion is necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of the date of the Fairness Opinion, and Duff & Phelps disclaimed any undertaking or obligation, and has no obligation, to update the Fairness Opinion or advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to the attention of Duff & Phelps after the date of the Fairness Opinion.

Duff & Phelps did not consider any potential legislative or regulatory changes currently being considered or recently enacted by the United States or any foreign government, or any domestic or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC, the Financial Accounting Standards Board, or any similar foreign regulatory body or board.

Duff & Phelps did not evaluate the solvency of SEAC, Lionsgate or StudioCo, or conduct an independent evaluation, valuation, appraisal or physical inspection of any specific assets or liabilities (contingent, derivative, off-balance sheet or otherwise), nor was Duff & Phelps furnished with such materials. Duff & Phelps was not requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Business Combination, the assets, businesses or operations of StudioCo or any alternatives to the Business Combination, (ii) negotiate the terms of the Business Combination, and therefore, Duff & Phelps assumed that such terms are the most beneficial terms, from SEAC’s perspective, that could, under the circumstances, be negotiated among the parties to the Business Combination Agreement and the Business Combination, or (iii) advise the SEAC Transaction Committee or any other party with respect to alternatives to the Business Combination.

Duff & Phelps did not express any opinion as to the market price or value of the SEAC Class A Ordinary Shares, the Pubco Common Shares, or other equity securities of Lionsgate or StudioCo, as applicable, either before or after the announcement or the consummation of the Business Combination or how any such shares may trade at any time. The Fairness Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, analysis of Lionsgate, SEAC, StudioCo or their respective subsidiaries’ credit worthiness, tax advice, or accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal, regulatory, accounting, insurance or tax matter.

In rendering the Fairness Opinion, Duff & Phelps did not express any opinion with respect to the amount or nature of any compensation to any of SEAC’s or Lionsgate’s officers, directors, or employees, or any class of such persons, relative to the consideration to be paid to SEAC Shareholders (other than the Excluded Shareholders), in their capacities as such, in connection with the Business Combination, or with respect to the fairness of any such compensation.

The Fairness Opinion was furnished for the use and benefit of the SEAC Board and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. Duff & Phelps has consented to the inclusion of the Fairness Opinion in its entirety and the description thereof in this proxy statement/prospectus and any other filing SEAC and its affiliates is required to make with the SEC in connection with the Business Combination if such inclusion is required by applicable law. The Fairness Opinion (i) did not address the merits of the underlying business decision to enter into the Business Combination versus any alternative strategy or transaction; (ii) did not address or express any view on any transaction related to the Business Combination, including the PIPE; (iii) was not a recommendation as to how the SEAC Transaction Committee, the SEAC Board or any SEAC Shareholder should vote or act with respect to any matters relating to the Business Combination, including without limitation, whether SEAC Public Shareholders should redeem their SEAC Public Shares in connection with the Business Combination, or whether to proceed with the Business Combination or any related transaction; (iv) did not indicate that the consideration to be paid to SEAC Shareholders (other than the Excluded Shareholders) is the best possibly attainable by SEAC under any circumstances; instead, it merely stated whether the consideration to be paid to SEAC Shareholders (other than the Excluded Shareholders), in their capacities as such, in connection with the Business Combination is within a range suggested by certain financial analyses; and (v) did not give effect to any impact of the Business Combination on any SEAC Shareholder other than in its capacity as a shareholder. The decision as to whether to proceed with the Business Combination or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Fairness Opinion is based. The Fairness Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

Except for the Fairness Opinion, Duff & Phelps does not express any view or opinion as to (i) any other term, aspect or implication of (a) the Business Combination (including, without limitation, the form or structure of the Business Combination) or the Business Combination Agreement or (b) any other agreement, transaction document or instrument contemplated by the Business Combination Agreement or to be entered into or amended in connection with the Business Combination, including the PIPE, or (ii) the fairness, financial or otherwise, of the Business Combination to, or of any consideration to be paid to or received by, any securityholders of SEAC (other than the SEAC Shareholders as expressed herein), Pubco, StudioCo or any other person, including the SEAC Sponsor, the PIPE Investors, and any investors who enter into a discounted Non-Redemption Agreement and their respective affiliates (including, without limitation, the fairness or the potential dilutive or other effects of the Business Combination or the PIPE). The Fairness Opinion did not in any way address the appropriate capital structure of Lionsgate, whether Lionsgate should be issuing debt or equity securities or a combination of both in the Business Combination, or the form, structure or any aspect or terms of any debt or equity financing for the Business Combination (including, without limitation, the PIPE) or the likelihood of obtaining such financing, or whether or not Lionsgate, SEAC, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Business Combination.

Set forth below is a summary of the material analyses performed by Duff & Phelps in connection with the delivery of the Fairness Opinion to the SEAC Board. This summary is qualified in its entirety by reference to the full text of the Fairness Opinion, attached to this proxy statement/prospectus as Annex K. While this summary describes the analyses and factors that Duff & Phelps deemed material for its Fairness Opinion, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at the Fairness Opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering the Fairness Opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying the Fairness Opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps’ own experience and judgment.

The financial analyses summarized below include information presented in tabular format. In order for Duff & Phelps’ financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Duff & Phelps’ financial analyses.

Discounted Cash Flow Analysis (Income Approach)

A discounted cash flow analysis is a valuation technique that provides an estimation of the value of a business based on the cash flows that a business can be expected to generate (the “DCF Analysis”). The DCF Analysis begins with an estimation of the annual cash flows the subject business is expected to generate over a discrete projection period. The estimated cash flows for each of the years in the discrete projection period are then converted to their present value equivalents using a rate of return appropriate for the risk of achieving the projected cash flows. The present value of the estimated cash flows is then added to the present value equivalent of the residual/terminal value of the business at the end of the discrete projection period to arrive at an estimate of value.

Duff & Phelps performed a DCF Analysis of the estimated future unlevered free cash flows attributable to StudioCo for the year ending March 31, 2025, with “unlevered free cash flow” defined as cash that is available either to reinvest or to distribute to security holders. In applying the DCF Analysis, Duff & Phelps relied on the Financial Projections. Duff & Phelps estimated the net present value of the unlevered free cash flows for StudioCo after fiscal year 2025 (the “Terminal Value”) by applying a range of multiples to StudioCo’s projected 2025 OIBDA as set forth in the Financial Projections. Duff & Phelps discounted the unlevered free cash flows in the discrete projection period and the Terminal Value in 2025 back to the present to obtain a range of the estimated current enterprise value of StudioCo.

Duff & Phelps performed a DCF Analysis both inclusive and exclusive of the financial contribution of eOne. In the case of the analysis exclusive of eOne, the purchase price of eOne was added to StudioCo’s enterprise value in the total estimated enterprise value in the “— Conclusion” section below.

Selected Public Companies/Selected M&A Transactions Analysis (Market Approach)

A selected public companies/selected M&A transactions analysis is a valuation technique that provides an estimation of value by applying a valuation multiple to a specific financial metric for the subject company. These valuation multiples are either observed or derived from (i) market prices of actively traded public companies, publicly available historical financial information, and consensus equity research analyst estimates of future financial performance or (ii) prices paid in actual mergers, acquisitions or other transactions. The valuation process includes, but is not limited to, a comparison of various quantitative and qualitative factors between the subject business and other similar businesses (the “Selected Public Companies/Selected M&A Transactions Analysis”).

Duff & Phelps utilized the Selected Public Companies/Selected M&A Transactions Analysis to select a range of fiscal 2024 and 2025 Adjusted OIBDA multiples to estimate a range of enterprise values for StudioCo.

Duff & Phelps performed the Selected Public Companies/Selected M&A Transactions Analysis both inclusive and exclusive of eOne. In the case of the analysis exclusive of eOne, the purchase price of eOne was added to StudioCo’s enterprise value in the total estimated enterprise value.

Duff & Phelps selected 17 precedent M&A transactions that it deemed relevant in its analysis (the “Selected M&A Transactions”). Duff & Phelps chose the Selected M&A Transactions based on their relative similarity in terms of business focus to that of StudioCo.

Duff & Phelps selected 10 publicly traded companies that it deemed relevant in its analysis (the “Selected Publicly Traded Companies”). Duff & Phelps selected the Selected Publicly Traded Companies based on their relative similarity, primarily in terms of business focus, revenue growth history and outlook, capital requirements, profit margins and other characteristics, to that of StudioCo.

Duff & Phelps noted that none of the Selected Publicly Traded Companies or target companies in the Selected M&A Transactions are perfectly comparable to StudioCo. Duff & Phelps does not have access to non-public information of any of the Selected Publicly Traded Companies or Selected M&A Transactions. Accordingly, a complete valuation analysis of StudioCo cannot rely solely upon a quantitative review of the Selected Publicly Traded Companies or Selected M&A Transactions but involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of StudioCo. Therefore, the Selected Public Companies/Selected M&A Transactions Analysis is subject to certain limitations.

The table below summarizes certain observed metrics and trading multiples of the target companies in the Selected M&A Transactions (“N/A” denotes not publicly available).

Announced	Target	Enterprise Value	Revenue	EBITDA	EBITDA Margin	EV/ Revenue	EV/ EBITDA
8/3/2023	Film and TV business of Entertainment One Ltd.	$375	NA	NA	NA	NA	NA
7/6/2022	Kinetic Content/ Left/ Right/ 44 Blue Productions/ Half Yard Productions/ Dorsey Pictures	$200	$231	$7	3.2%	0.87x	27.0x
11/18/2021	Scripted Business of IMG Worldwide, LLC	$969	NA	$25	NA	NA	38.8x
10/27/2021	Wow Unlimited Media Inc.	$77	$60	$6	10.7%	1.29x	12.0x
8/2/2021	Be Sunshine, LLC	$900	$65	NA	NA	13.85x	NA
5/26/2021	MGM Holdings Inc.	$8,450	$1,442	$307	21.3%	5.86x	27.5x
5/17/2021	Warner Media, LLC	$103,966	$33,037	$8,379	25.4%	3.15x	12.4x
6/22/2020	Mediawan SA	$722	$515	$39	7.6%	1.40x	18.4x
1/24/2020	Village Roadshow Limited	$997	$539	$20	3.8%	1.85x	49.2x
10/26/2019	Endemol Group B.V.	$2,200	$2,158	$191	8.8%	1.02x	11.5x
8/22/2019	Entertainment One Ltd.	$4,373	$1,137	$237	20.9%	3.85x	18.4x
12/14/2017	Twenty-First Century Fox, Inc.	$71,300	$29,207	$6,454	22.1%	2.44x	11.0x
10/18/2017	Imagina Media Audiovisual, S.L.	$2,233	$1,812	$191	10.5%	1.23x	11.7x
2/2/2017	Content Media Corporation	$60	$98	$8	7.7%	0.61x	7.9x
10/22/2016	Time Warner Inc.	$106,955	$28,506	$8145	28.6%	3.75x	13.1x
4/28/2016	DreamWorks Animation LLC	$4,147	$940	$142	15.1%	4.41x	29.2x
3/24/2016	Renegade 83, Inc.	$35	$35	$5	14.8%	1.01x	6.8x
High						13.85x	49.2x
Low						0.61x	6.8x
Mean						3.11x	19.7x
Median						1.85x	13.1x

Sources: S&P Capital IQ, SEC Filings, Annual and Interim Reports, Investor Presentations

The tables below summarize certain observed historical and projected financial performance and trading multiples of the Selected Publicly Traded Companies (“N/A” denotes not publicly available). The estimates for 2024, 2025, and 2026 in the tables below with respect to the Selected Publicly Traded Companies were derived based on information for the 12-month periods ending closest to StudioCo’s fiscal year ends for which information was publicly available. Market data for the Selected Publicly Traded Companies was as of December 20, 2023.

Selected Publicly Traded Companies

	2024E Revenue Growth	2025E Revenue Growth	2026E Revenue Growth	2024E EBITDA Growth	2025E EBITDA Growth	2026E EBITDA Growth
Lions Gate Entertainment Corp.	4.6%	3.6%	3.5%	73.6%	7.1%	7.2%
Netflix, Inc.	8.3%	13.2%	10.5%	24.6%	25.6%	18.6%
Paramount Global	0.5%	3.9%	1.4%	-17.6%	13.7%	7.0%
Walt Disney Company	5.6%	4.5%	4.8%	24.7%	19.4%	11.3%
Warner Bros. Discovery, Inc.	16.6%	1.4%	2.8%	66.9%	2.1%	3.3%
WildBrain, Ltd.	2.7%	0.9%	NA	20.9%	7.9%	4.9%
Warner Music Group Corp.	5.5%	6.6%	6.8%	19.8%	10.7%	9.5%
Universal Music Group N.V.	8.7%	8.4%	8.3%	21.4%	12.1%	11.2%
Electronic Arts Inc.	2.7%	4.9%	4.5%	33.7%	13.0%	2.1%
Take-Two Interactive Software, Inc.	2.8%	44.0%	3.1%	-24.4%	103.4%	12.8%
	2024E EBITDA Margin	2025E EBITDA Margin	2026E EBITDA Margin
Lions Gate Entertainment Corp.	12.0%	12.4%	12.8%
Netflix, Inc.	22.7%	25.1%	27.0%
Paramount Global	8.2%	8.9%	9.4%
Walt Disney Company	17.4%	19.9%	21.2%
Warner Bros. Discovery, Inc.	25.4%	25.6%	25.7%
WildBrain, Ltd.	19.5%	20.9%	NA
Warner Music Group Corp.	21.4%	22.2%	22.8%
Universal Music Group N.V.	21.9%	22.6%	23.3%
Electronic Arts Inc.	33.5%	36.1%	35.3%
Take-Two Interactive Software, Inc.	16.0%	22.7%	24.8%

Sources: S&P Capital IQ, SEC Filings, Annual and Interim Reports, Investor Presentations
	EV/ LTM EBITDA	EV/ 2024E EBITDA	EV/ 2025E EBITDA	EV/ LTM Revenue	EV/ 2024E Revenue	EV/ 2025E Revenue
Lions Gate Entertainment Corp.	9.1x	9.2x	8.5x	1.10x	1.10x	1.06x
Netflix, Inc.	34.6x	28.0x	22.3x	6.74x	6.35x	5.61x
Paramount Global	10.2x	9.7x	8.6x	0.80x	0.80x	0.77x
Walt Disney Company	14.3x	13.3x	11.2x	2.36x	2.32x	2.22x
Warner Bros. Discovery, Inc.	10.3x	6.7x	6.5x	1.68x	1.70x	1.67x
WildBrain, Ltd.	13.7x	9.9x	9.2x	1.99x	1.93x	1.92x
Warner Music Group Corp.	18.3x	16.1x	14.5x	3.53x	3.44x	3.23x
Universal Music Group N.V.	27.3x	19.7x	17.5x	4.51x	4.31x	3.97x
Electronic Arts Inc.	19.2x	14.2x	12.6x	4.79x	4.76x	4.54x
Take-Two Interactive Software, Inc.	21.3x	33.0x	16.2x	5.35x	5.29x	3.68x

Historical and projected years indicate 12-month periods ending on or around March 31 each year, i.e., 2024 refers to March 31, 2024

EBITDA does not add back amortization of films and TV programs and is equivalent to OIBDA

LTM = Latest 12 Months

EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization

EV: Enterprise Value = Market capitalization plus debt, net of cash and equivalents

Sources: S&P Capital IQ, SEC Filings, Annual and Interim Reports, Investor Presentations

Summary Financial Analyses

Discounted Cash Flow Analysis (Income Approach)

Using the Financial Projections for fiscal 2025, Duff & Phelps selected a range of terminal multiples to estimate the Terminal Value for StudioCo beyond fiscal 2025. Based on the data shown in the tables above, Duff & Phelps selected a range of multiples to apply to StudioCo’s projected 2025 adjusted OIBDA to obtain a range of Terminal Values to incorporate into the DCF Analysis. In particular, Duff & Phelps analyzed projected 2024 and 2025 revenue growth, projected 2024 and 2025 EBITDA growth, LTM and projected 2024 and 2025 EBITDA margins, and multiples of enterprise value-to-2024 and -2025 projected EBITDA for the Selected Publicly Traded Companies compared to the projected 2024 revenue growth, projected 2024 and 2025 adjusted OIBDA growth, and projected 2024 adjusted OIBDA margin for StudioCo based on the Financial Projections. Such analysis informed the selection of terminal multiples of projected 2025 adjusted OIBDA for StudioCo. Rather than applying the average or median multiple from these analyses, Duff & Phelps selected multiples that, in its judgment, reflected StudioCo’s size, revenue growth outlook, capital requirements, profit margins, pipeline and other characteristics relative to the Selected Publicly Traded Companies. Based on these analyses, Duff & Phelps’ selected a terminal adjusted OIBDA multiple range of 11.5x to 13.0x StudioCo’s projected 2025 adjusted OIBDA, which resulting terminal value range was utilized in the DCF Analysis to estimate the current enterprise value range of StudioCo.

Determination of an appropriate discount rate to use in the DCF Analysis requires a degree of judgment. Duff & Phelps considered a number of factors in determining the discount rate range, including the results of published studies on discount rates, and utilized a capital asset pricing model, which was included in a weighted average cost of capital. Duff & Phelps also considered (i) StudioCo’s business plan, (ii) StudioCo’s projected financial performance and growth and (iii) risks facing StudioCo in order to achieve projected results, including execution risk and competitive risks, among others. Based on these factors, Duff & Phelps used discount rates ranging from 9.5% to 10.5% to discount the projected unlevered free cash flows and the Terminal Value. Duff & Phelps believes that this range of discount rates is consistent with the rate of return that shareholders would require on alternative investment opportunities with similar risk profiles, including risks of achieving the projected cash flows based on the Financial Projections.

Based on these assumptions, Duff & Phelps’ DCF Analysis resulted in an estimated enterprise value range for StudioCo of (a) $3.84 billion to $4.38 billion, exclusive of eOne in the cash flows and before adding the eOne purchase price, and (b) $4.49 billion to $5.12 billion, inclusive of eOne in the cash flows.

The value of StudioCo’s existing tax attributes, consisting of net operating losses at StudioCo, was added to the enterprise value estimates inclusive and exclusive of eOne in the “— Conclusion” section below.

Selected Public Companies/Selected M&A Transactions Analysis (Market Approach)

Based on the data shown in the tables above, Duff & Phelps also selected a range of valuation multiples to apply to StudioCo’s projected 2024 adjusted OIBDA and projected 2025 adjusted OIBDA to obtain a range of current enterprise values for StudioCo using the Selected Public Companies/Selected M&A Transactions Analysis. Duff & Phelps considered the multiples implied by the transactions in the Selected M&A Transactions Analysis in its determination of reasonable multiples for StudioCo given the targets’ relative similarities to StudioCo. Duff & Phelps analyzed 2024 through 2026 revenue and EBITDA growth and 2024 through 2026 EBITDA margins for the Selected Publicly Traded Companies and compared these metrics to those of StudioCo, based on the Financial Projections. Duff & Phelps used these comparisons and the multiples of enterprise value-to-2024 projected OIBDA for the Selected Publicly Traded Companies to select a 2024 adjusted OIBDA multiple range of 10.0x to 13.0x to apply to StudioCo’s projected 2024 adjusted OIBDA and the multiples of enterprise value-to-2025 projected OIBDA for the Selected Publicly Traded Companies to select a 2025 adjusted OIBDA multiple range of 10.0x to 13.0x to apply to StudioCo’s projected 2025 adjusted OIBDA, resulting in an estimated current enterprise value range for StudioCo. Duff & Phelps selected multiples that, in its judgment, reflected StudioCo’s revenue growth outlook, capital requirements, profit margins, pipeline and other characteristics relative to the Selected Publicly Traded Companies.

Duff & Phelps’ Selected Public Companies/Selected M&A Transactions Analysis resulted in an estimated enterprise value range for StudioCo of (a) $3.45 billion to $4.49 billion, exclusive of eOne OIBDA and before adding the eOne purchase price, and (b) $4.05 billion to $5.27 billion, inclusive of eOne OIBDA.

The value of StudioCo’s existing tax attributes, consisting of net operating losses at StudioCo, was added to the enterprise value estimates inclusive and exclusive of eOne in the “— Conclusion” section below.

Conclusion

Duff & Phelps estimated the range of the enterprise value of StudioCo in two distinct ways: by including the eOne purchase price and by including eOne’s financial contribution in the DCF Analysis and the Selected Public Companies/Selected M&A Transactions Analysis. To determine the estimated value of the enterprise value including the eOne purchase price, Duff & Phelps added the present value of tax attributes of $191 million and the eOne purchase price of $375 million to the enterprise value derived from the average of the ranges in the DCF Analysis and the Selected Public Companies/Selected M&A Transactions Analysis above of $3.65 billion to $4.43 billion to determine an enterprise value of $4.22 billion to $5.00 billion. To determine the estimated value of the enterprise value including eOne’s financial contribution, Duff & Phelps added the present value of tax attributes of $187 million to the enterprise value derived from the average of the ranges in the DCF Analysis and the Selected Public Companies/Selected M&A Transactions Analysis above of $4.27 billion to $5.19 billion to determine an enterprise value of $4.46 billion to $5.38 billion.

Duff & Phelps further estimated the range of total equity value of StudioCo following the Business Combination by adding the estimated value of investments of $65 million and subtracting the estimated value of minority interest of $240 million. Duff & Phelps then subtracted the face value of pro forma net debt of $1.44 billion. Production loans were not included in the pro forma net debt of StudioCo. Under US GAAP, film studios capitalize production costs and related interest on production loans and amortize these costs based on the cash flow profile of the associated film/television projects. This amortization is included as a cost in (i) the calculation of Adjusted OIBDA for StudioCo, and (ii) EBITDA in the market data in the application of the Selected Public Companies/Selected M&A Transactions Analysis. Total production costs and related interest on production loans is also reflected in the unlevered free cash flows used in the DCF Analysis. After deducting pro forma net debt, Duff & Phelps subtracted the estimated value of the Pubco Common Shares issuable pursuant to the Pubco Sponsor Option of $6 million. Duff & Phelps estimated the value of the the Pubco Common Shares issuable pursuant to the Pubco Sponsor Option based on a stock price simulation model using volatility inputs derived from public companies.

After making these adjustments, the estimated total equity value range for StudioCo was $2.60 billion to $3.38 billion including the eOne purchase price and $2.84 billion to $3.76 billion including eOne’s financial contribution in the approaches described above.

Duff & Phelps calculated that the equity value of StudioCo implied by the Business Combination was $3.07 billion, which is equivalent to 286.8 million shares outstanding multiplied by $10.70 per share. Based on SEAC’s pro forma ownership of 5.7% in the pro forma capitalization table, Duff & Phelps assumed for purposes of its analysis that the consideration to be received by SEAC Shareholders as of the date of its calculations implied by the Business Combination was $175 million at $10.70 per share.

Duff & Phelps noted that the consideration of $175 million is within its calculated ranges of (i) $148 million to $193 million including the eOne purchase price and (ii) $162 million to $214 million including eOne’s financial contribution in the approaches described above.

The Fairness Opinion was only one of the many factors considered by the SEAC Transaction Committee and the SEAC Board in their evaluation of the Business Combination and should not be viewed as determinative of the views of the SEAC Transaction Committee or the SEAC Board.

Fees and Expenses

As compensation for Duff & Phelps’ services in connection with the rendering of the Fairness Opinion to the SEAC Board, SEAC agreed to pay Duff & Phelps an aggregate fee of $575,000. Of this amount, $75,000 was payable as a retainer upon execution of the Business Combination Agreement, $100,000 was payable upon delivery of the Fairness Opinion, and $400,000 is payable upon consummation of the Business Combination.

No portion of Duff & Phelps’ fee was refundable or contingent upon the conclusion reached in the Fairness Opinion.

SEAC also has agreed to reimburse Duff & Phelps for its reasonable and documented out-of-pocket expenses and reasonable fees and expenses of outside counsel retained by Duff & Phelps in connection with the engagement; provided, that expenses in excess of $40,000 in the aggregate will require the prior written consent of SEAC (not to be unreasonably withheld). SEAC also has agreed to indemnify Duff & Phelps for certain liabilities arising out of its engagement.

The terms of the fee arrangements with Duff & Phelps, which SEAC believes are customary in transactions of this nature, were negotiated at arm’s length, and the SEAC Transaction Committee and the SEAC Board were aware of these fee arrangements.

Disclosure of Prior Relationships

Other than its engagement in connection with the Business Combination, during the two years preceding the date of the Fairness Opinion, Duff & Phelps has not had any material relationship with any party to the Business Combination for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated. However, Duff & Phelps may represent (in unrelated matters) parties interested in SEAC, StudioCo or the Business Combination, or persons who are SEAC’s competitors or creditors, or whose interests otherwise conflict with those of SEAC, so long as any such representations would not preclude Duff & Phelps from accepting its engagement or providing its services contemplated by its engagement and that Duff & Phelps does not disclose confidential information in connection with such representations.

Interests of Certain Persons in the Business Combination

In considering the unanimous recommendation of the SEAC Board to vote in favor of the Business Combination, SEAC Shareholders should be aware that, aside from their direct or indirect interests as shareholders, the SEAC Insiders have interests in the Business Combination that are different from, or in addition to, those of other SEAC Shareholders generally. SEAC’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to SEAC Shareholders that they approve the Business Combination. SEAC Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•

Pursuant to the SEAC Articles, the SEAC Sponsor, as the holder of the Founder Shares, is not entitled to redemption rights with respect to any SEAC Founder Shares and has agreed to waive redemption rights with respect to any SEAC Public Shares held by them in connection with the consummation of the Initial Business Combination. Additionally, SEAC Sponsor is not entitled to redemption rights with respect to any SEAC Founder Shares held by them if SEAC fails to consummate the Initial Business Combination before the Deadline Date. If SEAC does not complete the Initial Business Combination before the Deadline Date, the proceeds of the sale of the SEAC Private Placement Warrants held in the Trust Account will be used to fund the redemption of the SEAC Public Shares, and the SEAC Private Placement Warrants will expire without the receipt of any value by the holders of such warrants. Since SEAC Sponsor and SEAC management directly or indirectly own SEAC Ordinary Shares and SEAC Private Placement Warrants, SEAC management may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate the Initial Business Combination. Pursuant to the Sponsor Support Agreement, SEAC Sponsor has agreed to forfeit the SEAC Private Placement Warrants held by it in connection with the Closing;

•

The SEAC Sponsor paid an aggregate of approximately $25,000 for the 18,750,000 SEAC Founder Shares (approximately $0.0013 per share, after forfeiture due to there being no exercise of the over-allotment option in the SEAC IPO). The SEAC Sponsor paid an aggregate of approximately $17,600,000 for the 11,733,333 SEAC Private Placement Warrants, at a price of $1.50 per warrant, simultaneously with the consummation of the SEAC IPO. The SEAC Sponsor would lose its entire aggregate investment of $17,625,000 if SEAC does not complete an Initial Business Combination before the Deadline Date. On the contrary, if the Business Combination closes, the Pubco Common Shares held by the SEAC Sponsor and its permitted transferees, after taking into account the SEAC Sponsor Share Reductions, will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $19.3 million, based on the closing price of the SEAC Class A Ordinary Shares of $10.71 per share on April 10, 2024, resulting in a theoretical gain of approximately $1.7 million. Additionally, if, following the Business Combination, the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share, the SEAC Sponsor will be entitled to receive 2,200,000 Pubco Common Shares upon exercise of the Pubco Sponsor Options at $0.0001 per share, subject to the terms of the Sponsor Option Agreement. Accordingly, assuming a Trading Price of Pubco Common Shares equals to $16.05 and the issuance of the full 2,200,000 Pubco Common Shares to the SEAC Sponsor, the aggregate value of the Pubco Common Shares the SEAC Sponsor will hold (assuming no additional purchase of Pubco Common Shares by SEAC), which if unrestricted and freely tradable would be at approximately $64.2 million, resulting in a theoretical gain of approximately $46.6 million;

•

The fact that given the differential in the purchase price that SEAC Sponsor paid for the SEAC Founder Shares as compared to the price of the SEAC Units sold in the SEAC IPO and the 2,010,000 Pubco Common Shares and the 2,200,000 Pubco Common Shares underlying the Pubco Sponsor Options that the SEAC Sponsor and its permitted transferees will receive upon exchange of the SEAC Founder Shares in connection with the Business Combination, the SEAC Sponsor and its permitted transferees may earn a positive rate of return on their investment even if the Pubco Common Shares trade below $10.00, the per share price initially paid for the SEAC Units in the SEAC IPO and the SEAC Public Shareholders experience a negative rate of return following the completion of the Business Combination. After taking into account the SEAC Sponsor Share Reductions, the aggregate market value of the 1,800,000 Pubco Common Shares to be held by the SEAC Sponsor following the Business Combination would be more than the initial investment in SEAC by the SEAC Sponsor if the trading price of the Pubco Common Shares following the Closing is above $9.79 per share;

•	The fact that certain members of SEAC management, including Harry E. Sloan, Eli Baker and Jeff Sagansky, collectively own, directly or indirectly, a material interest in SEAC Sponsor;

•

The SEAC Articles provide that SEAC renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of SEAC management on the one hand, and SEAC, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of SEAC management to any other entity. SEAC is not aware of any such corporate opportunities not being offered to SEAC and does not believe that waiver of the corporate opportunities doctrine has materially affected SEAC’s search for an acquisition target or will materially affect SEAC’s ability to complete an Initial Business Combination;

•

If the Trust Account is liquidated, including in the event SEAC is unable to complete an Initial Business Combination within the required time period, SEAC Sponsor has agreed to indemnify SEAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per SEAC Public Share, or such lesser amount per SEAC Public Share as is in the Trust Account on the liquidation date, by the claims of (a) any third party (other than SEAC’s independent public accountants) for services rendered or products sold to SEAC or (b) a prospective target business with which SEAC has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, but only if such a third party or target business has not executed a waiver of all rights to seek access to the Trust Account;

•

The fact that SEAC Sponsor will benefit from the completion of an Initial Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to SEAC Shareholders rather than liquidate;

•

The anticipated appointment of Harry E. Sloan, Chairman of the SEAC Board and a director of Lions Gate Parent, as a director on the Pubco Board in connection with the closing of the Business Combination;

•

The fact that Harry E. Sloan, the Chairman of SEAC, also serves as a member of the board of directors, the compensation committee and the strategic advisory committee of Lions Gate Parent and, as of March 21, 2024, Mr. Sloan beneficially owned 70,101 Class A voting shares of Lions Gate Parent and 271,344 Class B non-voting shares of Lions Gate Parent, each of which represents less than 1% of respective class of shares of Lions Gate Parent. Mr. Sloan also participates in the compensation programs, indemnification and insurance arrangements of Lions Gate Parent applicable to non-employee directors. However, Mr. Sloan has recused himself from the decisions to approve the Business Combination made by both the SEAC Board and board of directors of Lions Gate Parent. Paul Buccieri, a director of SEAC has also recused himself from the decisions to approve the Business Combination made by the SEAC Board due to a potential commercial conflict of interest given his role as President and Chairman of the A+E Networks, a company which is also in the media and entertainment industry;

•

The fact that Pubco will indemnify SEAC Sponsor and its affiliates and their respective present and former directors and officers for a period of six years from the Closing, in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to the Business Combination and SEAC Sponsor’s ownership of SEAC Securities or its control or ability to influence SEAC;

•

Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the SEAC Insiders, SEAC Board and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an Initial Business Combination. However, if SEAC fails to consummate an Initial Business Combination, such persons will not have any claim against the Trust Account for reimbursement and SEAC may not be able to reimburse these expenses. No such reimbursable out-of-pocket expenses have been provided to SEAC for reimbursement as of the date of this proxy statement/prospectus;

Recognizing the potentially differing interests of SEAC Sponsor, its affiliates and some officers and directors of SEAC from the interests of the SEAC Shareholders caused by the economic interests described above and in an effort to mitigate potential conflicts of interest, the SEAC Board formed the SEAC Transaction Committee, and the SEAC Transaction Committee engaged an independent financial advisor to assist in evaluating the fairness, from a financial point of view, of the consideration to be received by the SEAC Shareholders (other than the Excluded Shareholders) in the Business Combination, which included several meetings between the SEAC Transaction Committee and such financial advisor to discuss and consider the financial terms of the transaction and the financial and operating performance of certain publicly traded companies deemed similar to StudioCo in one or more respects. The SEAC Transaction Committee and the SEAC Board also engaged with legal counsel to discuss and consider the legal terms of the Business Combination Agreement and related agreements.

The SEAC Transaction Committee and the SEAC Board also considered certain mitigating factors, including (i) SEAC’s business combination process, which included an extensive search for and discussions with alternative target businesses, (ii) the formation of the SEAC Transaction Committee to review the Business Combination Agreement and related transactions on behalf of the SEAC Board, (iii) the recusal of Messrs. Sloan and Buccieri from participating in the SEAC Board’s approval of the Business Combination, (iv) the fact that the terms of the Business Combination Agreement and the other ancillary agreements are consistent with the then-current market practice for such terms, (v) the anticipated disclosure of potential conflicts of interests in this proxy statement/prospectus, and (vi) and the other factors described in the subsection entitled “The Business Combination — The SEAC Transaction Committee and SEAC Board’s Reasons for Approval of the Business Combination”. In addition, the SEAC Transaction Committee and the SEAC Board considered the Fairness Opinion rendered by Duff & Phelps to the SEAC Board prior to the execution of the Business Combination Agreement, as to the fairness, from a financial point of view, to the SEAC Shareholders (other than the Excluded Shareholders), as of the date of such opinion, of the consideration to be received by such shareholders in the Business Combination, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion as more fully described under the subsection entitled “The Business Combination—Opinion of the SEAC Financial Advisor”.

The SEAC Transaction Committee and the SEAC Board (other than Harry E. Sloan and Paul Buccieri, each of whom recused himself from consideration and approval of the Business Combination) reviewed and considered the foregoing interests during the negotiation of the Business Combination and in evaluating and unanimously approving the Business Combination Agreement and the transactions contemplated therein.

Certain Engagements in Connection with the Business Combination and Related Transactions

Citi was engaged by SEAC as its financial advisor, and Morgan Stanley was engaged by Lionsgate as its financial advisor. Citi and Morgan Stanley are also acting as co-placement agents to SEAC with respect to the PIPE. After carefully considering with their respective boards and legal counsel the potential benefits of engaging Morgan Stanley for both roles, Lionsgate and SEAC each consented to Morgan Stanley’s role as financial advisor to Lionsgate in connection with the Business Combination and as co-placement agent to SEAC in connection with the PIPE and waived any potential conflicts in connection with those dual roles.

The aggregate fees payable to Citi upon the closing of the Business Combination is expected to be approximately $7.6 million, comprising of approximately $3.4 million for its role as co-placement agent, $1.0 million for its role as SEAC’s financial advisor and approximately $3.2 million as the modified deferred underwriting commission to which Citi is entitled equal to a specific percentage of the amount remaining in the Trust Account at Closing, which, for illustrative purposes, is presented here assuming $184.4 million remains in the Trust Account at Closing and after giving effect to redemption rights exercised by the SEAC Public Shareholders and certain other adjustments (as described in the section “Business of SEAC and Certain Information About SEAC—Modifications to the SEAC IPO Underwriters’ Deferred Discount”).

The aggregate fees payable to Morgan Stanley upon the closing of the Business Combination is expected to be approximately $6.6 million, comprising of approximately $3.4 million for its role as co-placement agent and approximately $3.2 million as an incremental fee equal to a specific percentage of the amount remaining in the Trust Account at Closing, which, for illustrative purposes, is presented here assuming $184.4 million remains in the Trust Account at Closing and after giving effect to the redemption rights exercised by the SEAC Public Shareholders and certain other adjustments.

SEAC has agreed to reimburse Citi and Morgan Stanley, in their capacity as placement agents, for all reasonable and documented expenses of their outside counsel in an amount up to $300,000, to be shared equally between them, incurred in connection with the PIPE, as agreed in their respective engagement letters with SEAC, irrespective of the consummation of the PIPE.

SEAC has also agreed to reimburse Citi, in its capacity as SEAC’s financial advisor, for all reasonable and documented expenses incurred for its services under its engagement letter with SEAC, including reasonable and documented fees and expenses of Citi’s outside counsel, upon the consummation of the Business Combination, or the expiration or termination of such engagement letter (whichever is earlier).

In addition, each of Citi and Morgan Stanley (together with their respective affiliates) is a full service financial institution engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, wealth management, investment research, principal investing, lending, financing, hedging, market making, brokerage and other financial and non-financial activities and services. From time to time, each of Citi and Morgan Stanley (and their respective affiliates) has provided various investment banking and other commercial dealings unrelated to the Business Combination or the PIPE to SEAC, Pubco, Lionsgate, StudioCo and their respective affiliates, and has received customary compensation in connection therewith. In addition, each of Citi and Morgan Stanley (and their respective affiliates) may provide investment banking and other commercial dealings to SEAC, Pubco, Lionsgate, StudioCo and their respective affiliates in the future, for which they would expect to receive customary compensation. In addition, in the ordinary course of its business activities, each of Citi and Morgan Stanley (and their respective affiliates, officers, directors and employees) may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of SEAC, Pubco, Lionsgate, StudioCo or their respective affiliates. Each of Citi and Morgan Stanley (and their respective affiliates) may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Potential Purchases of Public Shares and/or Public Warrants

In connection with the SEAC Shareholder vote to approve the Business Combination, SEAC Insiders, SEAC’s advisors or any of their respective affiliates may privately negotiate transactions to purchase SEAC Public Shares from SEAC Shareholders who vote, or indicate an intention to vote, against the Business Combination Proposal, or who redeem, or indicate an intention to redeem, their Public Shares, or they may enter into transactions with such investors and others to provide them with incentives to acquire SEAC Public Shares or vote their SEAC Public Shares in favor of the Business Combination Proposal. The SEAC Insiders, SEAC advisors or any of their respective affiliates may also privately negotiate transactions to purchase SEAC Public Warrants in accordance with the terms of the Sponsor Support Agreement. There is no limit on the number of SEAC Public Shares and/or SEAC Public Warrants SEAC Insiders, SEAC’s advisors or any of their respective affiliates may purchase in such transactions, subject to compliance with applicable law and the rules of Nasdaq. Any such privately negotiated purchases of the SEAC Public Shares may be effected at purchase prices that are no higher than the per share pro rata portion of the Trust Account. However, other than as expressly stated herein, SEAC Insiders, SEAC’s advisors and their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase SEAC Public Shares or SEAC Public Warrants in such transactions. None of the SEAC Insiders, SEAC’s advisors or any of their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such SEAC Public Shares or SEAC Public Warrants or during an applicable restricted period under Regulation M under the Exchange Act or other federal securities laws. Such a purchase could include a contractual acknowledgement that such SEAC Shareholder, although still the record holder of such SEAC Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Any SEAC Public Shares purchased by the SEAC Insiders, SEAC’s advisors or any of their respective affiliates would not be voted in favor of approving the Business Combination.

In the event that the SEAC Insiders, SEAC’s advisors or any of their respective affiliates purchase SEAC Public Shares in privately negotiated transactions from public SEAC Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. In addition, the SEAC Insiders, SEAC’s advisors or any of their respective affiliates would waive any redemption rights with respect to any SEAC Public Shares that they purchase in any such privately negotiated transactions.

The purpose of any such purchases of SEAC Public Shares could be to satisfy a closing condition in the Business Combination Agreement, where it appears that such requirement would otherwise not be met. Any such purchases of SEAC Public Shares may result in the completion of the Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent the purchasers are subject to such reporting requirements. In addition, to the extent that SEAC Insiders, SEAC’s advisors or any of their respective affiliates purchase any SEAC Public Shares as contemplated above, SEAC will file a Current Report on Form 8-K prior to the SEAC Shareholders’ Meeting that will disclose:

•	the amount of such SEAC Public Shares purchased by SEAC Sponsor, SEAC management, SEAC’s advisors or any of their respective affiliates, along with the purchase price;

•	the purpose of the purchases by SEAC Insiders, SEAC’s advisors or any of their respective affiliates;

•	the impact, if any, of the purchases by SEAC Insiders, SEAC’s advisors or any of their respective affiliates on the likelihood that the Business Combination will be approved;

•

the identities of SEAC Shareholders who sold to SEAC Insiders, SEAC’s advisors or any of their respective affiliates (if not purchased on the open market) or the nature of SEAC Shareholders (e.g., 5% security holders) who sold to SEAC Insiders, SEAC’s advisors or any of their respective affiliates; and

•	the number of SEAC Public Shares for which SEAC has received redemption requests in connection with the Business Combination.

In addition, if such purchases are made, the public “float” of the SEAC Class A Ordinary Shares or Pubco Common Shares may be reduced and the number of beneficial holders of SEAC’s or Pubco’s securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of SEAC’s or Pubco’s securities on a national securities exchange.

The SEAC Insiders, SEAC’s advisors or any of their respective affiliates anticipate that they may identify the shareholders with whom the SEAC Insiders, SEAC’s advisors or any of their respective affiliates may pursue privately negotiated purchases by either the shareholders contacting SEAC directly or by SEAC’s receipt of redemption requests submitted by shareholders.

Any purchases by the SEAC Insiders, SEAC’s advisors or any of their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) of and Rule 10b-5 under the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. The SEAC Insiders, SEAC’s advisors and any of their respective affiliates will not make purchases of SEAC Class A Ordinary Shares if the purchases would violate Section 9(a)(2) of or Rule 10b-5 under the Exchange Act.

Redemption Rights

Pursuant to the SEAC Articles, a SEAC Public Shareholder may request that SEAC redeem all or a portion of its SEAC Public Shares for cash if the Business Combination is consummated. As a SEAC Public Shareholder, you will be entitled to exercise your redemption rights if you:

(a) hold SEAC Public Shares, or if you hold SEAC Units, you elect to separate your SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising your redemption rights;

(b) submit a written request to Continental Stock Transfer & Trust Company, the Transfer Agent, in which you (i) request the exercise of your redemption rights with respect to all or a portion of your SEAC Public Shares for cash, and (ii) identify yourself as the beneficial holder of the SEAC Public Shares and provide your legal name, phone number and address; and

I deliver your SEAC Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their SEAC Public Shares in the manner described above prior to 12:00 p.m., Eastern Time, on May 3, 2024 (two business days prior to scheduled date of the SEAC Shareholders’ Meeting) in order for their shares to be redeemed.

Holders of SEAC Units must elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising their redemption rights with respect to the SEAC Public Shares. If SEAC Public Shareholders hold their SEAC Units in an account at a brokerage firm or bank, such SEAC Public Shareholders must notify their broker or bank that they elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants, or if a holder holds SEAC Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. The redemption rights include the requirement that a holder must identify itself to SEAC in order to validly exercise its redemption rights. SEAC Public Shareholders may elect to exercise their redemption rights with respect to their SEAC Public Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, the SEAC Public Shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a SEAC Public Shareholder properly exercises its redemption rights with respect to all or a portion of the SEAC Public Shares that it holds and timely delivers its shares to the Transfer Agent, SEAC will redeem the related SEAC Public Shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares. For illustrative purposes, as of April 10, 2024, this would have amounted to approximately $10.735 per issued and outstanding SEAC Public Share. If a SEAC Public Shareholder exercises its redemption rights in full, then it will not own SEAC Public Shares following the redemption or Pubco Common Shares following the Business Combination. Please see the subsection entitled “Extraordinary General Meeting of SEAC Shareholders and SEAC Public Warrantholders—Redemption Rights” elsewhere in this proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to exercise your redemption rights with respect to your SEAC Public Shares.

Total Pubco Common Shares to Be Issued in the Business Combination

The following table presents the anticipated ownership of Pubco upon the Closing, assuming the following redemption scenarios:

•

Assuming No Additional Redemptions: This table assumes that none of the current holders of SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares (but takes into account redemptions that already occurred in connection with the Extension Meeting).

•

Assuming Maximum Redemptions: This table assumes that holders of 5,531,192 SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares for their pro rata share (projected to be approximately $10.735 per share as of Closing) of the funds in the Trust Account. As described above, the Business Combination Agreement, as amended, includes a condition that, at the Closing, Aggregate Transaction Proceeds be at least equal to $350.0 million in cash, including (i) at least $125.0 million in cash from the Trust Account (after reduction for the aggregate amount of payments required to be made in connection with any redemption), plus (ii) the aggregate amount of cash that has been funded pursuant to the PIPE. Thus, the redemption of 5,531,192 SEAC Class A Ordinary Shares represents the estimated maximum number of SEAC Class A Ordinary Shares that can be redeemed while still achieving the Minimum Cash Condition.

The following summarizes the pro forma capitalization of the post-combination company expected immediately following the Closing, presented under the two redemption scenarios:

	Assuming No Additional Redemptions (Shares)%		Assuming Maximum Redemptions (Shares)%
Lions Gate Parent	253,435,794	85.7%	253,435,794	87.3%
SEAC Public Shareholders(1)	17,175,223	5.8%	11,644,031	4.0%
SEAC Sponsor and its permitted transferees(2)	2,010,000	0.7%	2,010,000	0.7%
PIPE Investors(1)	23,091,217	7.8%	23,091,217	8.0%

Pro Forma Common Shares Outstanding	295,712,234	100.0%	290,181,042	100.0%

(1)

Excludes any Additional Shares that may be issued to PIPE Investors who exercise their reduction rights and any SEAC Public Shareholders who enter into discounted Non-Redemption Agreements prior to the Closing.

(2)

Excludes 2,200,000 SEAC Sponsor Options to purchase Pubco Common Shares, each of which, if the following vesting condition is met within 5 years from Closing, will entitle the SEAC Sponsor to purchase one Pubco Common Share for $0.0001 per share. The SEAC Sponsor Options will vest, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, on or after the date on which (i) the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) a change of control occurs, subject to certain conditions.

Sources and Uses for the Business Combination

The following tables summarize the illustrative sources and uses for funding the Business Combination (i) assuming that no additional SEAC Public Shares are redeemed in connection with the Business Combination and (ii) assuming that 5,531,192 SEAC Public Shares are redeemed in connection with the Business Combination.

No Additional Redemption Scenario

Sources (in millions $USD)		Uses (in millions $USD)
Cash in Trust Account(1)	$184	Estimated Transaction Expenses and cost of SEAC Public Warrant Exchange(5)	$35
Cash from PIPE	$225	Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748
Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748	Redeemable non-controlling interests, less minority investments(3)	$141
Redeemable non-controlling interests, less minority investments(3)	$141	Equity issued to Studio HoldCo(6)	$2,712
Equity issued to Studio HoldCo(4)	$2,712	Post-Arrangement Repayment(7)	$374

Total Sources	$5,010	Total Uses	$5,010

(1)

Approximate amount in the Trust Account as of April 10, 2024 and reflects actual redemptions of 57,824,777 SEAC Class A Ordinary Shares, representing an aggregate of approximately $620.8 million, in connection with the Extension Meeting.

(2)

Estimated net corporate debt projected to be outstanding as of the consummation of the Business Combination. Such estimate is calculated based upon total corporate debt attributable to the Studio Business, before unamortized debt issuance costs, as of December 31, 2023, as presented in Note 6 to the unaudited condensed combined financial statements of $1,604.4 million, plus borrowings under the Studio Business’s revolving credit facility subsequent to December 31, 2023 of $194.1 million, and $60.5 million for the acquisition of additional interest in 3 Arts Entertainment, and estimated working capital borrowings, respectively, less required principal payments on the Studio Business’s Term Loan A and Term Loan B totaling $11.0 million, and less cash estimated to be held by the Studio Business of $100.0 million.

Net Corporate Indebtedness is defined in the Business Combination Agreement as (a) indebtedness of the type characterized as “corporate debt” in the Lionsgate November 10-Q, excluding any (i) senior notes issued under the Lions Gate Parent Indenture and (ii) guarantee of the senior notes under the Lions Gate Parent Indenture minus (b) cash and cash equivalents. Following the consummation of the Business Combination, Pubco will assume such obligations pursuant to certain intercompany financing arrangements between LG Studios and Lions Gate Parent. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

(3)

Defined in the Business Combination Agreement as redeemable non-controlling interests of the type characterized as such in the Lionsgate November 10-Q minus minority investments of the Studio Business of the type characterized as such in Note 4 to the Lionsgate November 10-Q. See the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.—Liquidity and Capital Resources—Uses of Cash—Redeemable Noncontrolling Interests” and Note 5 to the audited combined financial statements of the Studio Business of Lions Gate Parent as of March 31, 2023 and 2022 and for the fiscal years ended March 31, 2023, 2022 and 2021.

(4)

Immediately prior to the consummation of the Business Combination Agreement, Studio HoldCo, a wholly-owned subsidiary of Lions Gate Parent, will own 100% of the equity interests in StudioCo, which will hold, directly or indirectly, the Studio Business.

(5)

Represents an estimated amount of transaction expenses, including the maximum of $21 million in SEAC Transaction Expenses (as defined in the Business Combination), and the payment of $0.50 per SEAC Public Warrant in the SEAC Public Warrant Exchange on the business day prior to the Closing Date, based upon 25,000,000 SEAC Public Warrants issued and outstanding as of April 10, 2024.

(6)	Pursuant to the Business Combination Agreement, Pubco Common Shares issued to Studio HoldCo are at a value of $10.70 per share. Assumes 253,435,794 Pubco Common Shares issued to Studio HoldCo and beneficially owned by Lions Gate Parent. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
(7)

Pursuant to the Business Combination Agreement, following the consummation of the Business Combination, any proceeds remaining in the Trust Account and from the PIPE, after payment of expenses (including costs of the SEAC Public Warrant Exchange), will be paid by a subsidiary of Pubco to a subsidiary of Lions Gate Parent in partial repayment of indebtedness in connection with the intercompany financing arrangements described above. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

Maximum Redemptions

Sources (in millions $USD)		Uses (in millions $USD)
Cash in Trust Account(1)	$125	Estimated Transaction Expenses and cost of SEAC Public Warrant Exchange(5)	$33
Cash from PIPE	$225	Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748
Net Corporate Indebtedness attributed to the Studio Business(2)	$1,748	Redeemable non-controlling interests, less minority investments(3)	$141
Redeemable non-controlling interests, less minority investments(3)	$141	Equity issued to Studio HoldCo(6)	$2,712
Equity issued to Studio HoldCo(4)	$2,712	Post-Arrangement Repayment(7)	$317

Total Sources	$4,951	Total Uses	$4,951

(1)

Assumes that an additional 5,531,192 SEAC Class A Ordinary Shares are redeemed for an aggregate payment of approximately $59.4 million (based on a per share redemption price projected to be approximately $10.735 as of April 10, 2024) and reflects actual redemptions of 57,824,777 SEAC Class A Ordinary Shares, representing an aggregate of approximately $620.8 million, in connection with the Extension Meeting. Pursuant to the Business Combination Agreement, a minimum of $125 million must be left in the Trust Account, after such redemptions, as a condition to Lions Gate Parent’s obligations to complete the Business Combination. See the section entitled “Ownership of Pubco Common Shares after Closing.”

(2)

Estimated net corporate debt projected to be outstanding as of the consummation of the Business Combination. Such estimate is calculated based upon total corporate debt attributable to the Studio Business, before unamortized debt issuance costs, as of December 31, 2023, as presented in Note 6 to the unaudited condensed combined financial statements of $1,604.4 million, plus borrowings under the Studio Business’s revolving credit facility subsequent to December 31, 2023 of $194.1 million, and $60.5 million for the acquisition of additional interest in 3 Arts Entertainment, and estimated working capital borrowings, respectively, less required principal payments on the Studio Business’s Term Loan A and Term Loan B totaling $11.0 million, and less cash estimated to be held by the Studio Business of $100.0 million.

Net Corporate Indebtedness is defined in the Business Combination Agreement as (a) indebtedness of the type characterized as “corporate debt” in the Lionsgate November 10-Q, excluding any (i) senior notes issued under the Lions Gate Parent Indenture and (ii) guarantee of the senior notes under the Lions Gate Parent Indenture minus (b) cash and cash equivalents. Following the consummation of the Business Combination, Pubco will assume such obligations pursuant to certain intercompany financing arrangements between LG Studios and Lions Gate Parent. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

(3)

Defined in the Business Combination Agreement as redeemable non-controlling interests of the type characterized as such in the Lionsgate November 10-Q minus minority investments of the Studio Business of the type characterized as such in Note 4 to the Lionsgate November 10-Q. See the section entitled “Management’s

Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.—Liquidity and Capital Resources—Uses of Cash—Redeemable Noncontrolling Interests” and Note 5 to the audited combined financial statements of the Studio Business of Lions Gate Parent as of March 31, 2023 and 2022 and for the fiscal years ended March 31, 2023, 2022 and 2021.
(4)

Immediately prior to the consummation of the Business Combination Agreement, Studio HoldCo, a wholly-owned subsidiary of Lions Gate Parent, will own 100% of the equity interests in StudioCo, which will hold, directly or indirectly, the Studio Business.

(5)

Represents an estimated amount of transaction expenses, including a maximum of $21 million in SEAC Transaction Expenses, and the payment of $0.50 per SEAC Public Warrant in the SEAC Public Warrant Exchange on the business day before the Closing Date based upon 25,000,000 SEAC Public Warrants issued and outstanding as of April 10, 2024.

(6)

Pursuant to the Business Combination Agreement, Pubco Common Shares issued to Studio HoldCo are at a value of $10.70 per share. Assumes 253,435,794 Pubco Common Shares issued to Studio HoldCo and beneficially owned by Lions Gate Parent. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

(7)

Pursuant to the Business Combination Agreement, following the consummation of the Business Combination, any proceeds remaining in the Trust Account and from the PIPE, after payment of expenses (including costs of the SEAC Public Warrant Exchange), will be paid by a subsidiary of Pubco to a subsidiary of Lions Gate Parent in partial repayment of indebtedness in connection with the intercompany financing arrangements described above. See the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Intercompany Financing Arrangement.”

Certain Information Relating to Pubco

Pubco Board and Executive Officers Before and After the Business Combination

Prior to the consummation of the StudioCo Amalgamation, the New SEAC Board will consist of each of the current members of the SEAC Board. In connection with the StudioCo Amalgamation, it is expected that each of the officers of StudioCo will become the officers of Pubco and directors of PubCo will be as selected by Lions Gate Parent. Please see the section entitled “Management of Pubco After the Business Combination” elsewhere in this proxy statement/prospectus for biographies and additional information.

Employment and Compensation Arrangements

It is anticipated that after consummation of the Business Combination and once Pubco’s compensation committee is formed, executive compensation decisions will be made by Pubco’s compensation committee, in coordination with the Lions Gate Parent compensation committee. Please see the section entitled “Executive Compensation” and “Separation Agreement” elsewhere in this proxy statement/prospectus for additional information.

Indemnification and Insurance Obligations of Pubco Following the Business Combination

Pubco will provide the same level of indemnification to those who, at or prior to the Closing, were directors, managers, officers, employees, fiduciaries or agents of SEAC or any subsidiary of SEAC, and such protection will not be amended, repealed or otherwise modified for a period of six years from the Closing in any manner that would affect adversely the rights thereunder of such persons, unless such modification is required by applicable law.

For a period of six years from the Closing, Pubco will also indemnify each present and former director, manager, officer, employee, fiduciary or agent of Lions Gate Parent or any of its subsidiaries, SEAC or any of its subsidiaries, the SEAC Entities, the Studio Entities and StudioCo against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, alleged against such directors, managers, officers, employees, fiduciaries or agents in their capacity as such and arising out of or pertaining to matters existing or occurring at or prior to the Closing, whether asserted or claimed prior to, at or after the Closing, to the fullest permitted under applicable law (including the advancing of expenses as incurred to the fullest extent permitted under applicable law).

Pubco will maintain directors’ and officers’ liability insurance for its directors and officers for six years following the effective time of the Business Combination.

Pursuant to the Amalgamations, Pubco will assume the obligations of SEAC under the Administrative Services and Indemnification Agreement, dated January 5, 2022, by and among SEAC, the SEAC Sponsor and Global Eagle Acquisition LLC (the “Administrative Services and Indemnification Agreement”), pursuant to which Pubco will indemnify the SEAC Sponsor from any claims arising out of or relating to SEAC’s initial public offering of securities or SEAC’s operations or conduct of SEAC’s business (including, for the avoidance of doubt, the consummation by SEAC of the initial business combination) or any claim against the SEAC Sponsor alleging any expressed or implied management or endorsement by the SEAC Sponsor of any of SEAC’s activities or any express or implied association between the SEAC Sponsor and SEAC or any of its affiliates.

Prior to or in connection with the Closing, SEAC will purchase a prepaid “tail” policy with respect to the D&O insurance covering those persons who are currently covered by SEAC’s D&O insurance policies on terms not less favorable than the terms of such current insurance coverage. Pubco will maintain such tail policy in full force and effect for at least six (6) years after the Closing and continue to honor its obligations thereunder. Additionally, under the Business Combination Agreement, prior to or in connection with the Closing, Lions Gate Parent or LG Studios must purchase “go-forward” D&O Insurance to cover the directors and officers of Pubco.

Listing of Pubco Common Shares on Nasdaq

Pubco Common Shares currently are not traded on a stock exchange. New SEAC will apply to have the Pubco Common Shares listed on Nasdaq. Listing is subject to the approval of Nasdaq, in accordance with its original listing requirements. There is no assurance that Nasdaq will approve Pubco’s listing applications. Any such listing of the Pubco Common Shares will be conditional upon Pubco fulfilling all of the listing requirements and conditions of Nasdaq. It is anticipated that upon the Closing the Pubco Common Shares will be listed on Nasdaq under the ticker symbols “LION”.

Restrictions on Resales

All Pubco Common Shares received by SEAC Shareholders in the Business Combination are expected to be freely tradeable in the United States, except that the Pubco Common Shares received in the Business Combination by persons who become affiliates of Pubco for purposes of Rule 144 under the Securities Act may be resold by them only in transactions permitted by Rule 144, under an effective registration statement, or as otherwise permitted under the Securities Act. Persons who may be deemed affiliates of Pubco generally include individuals or entities that control, are controlled by or are under common control with, Pubco and may include the directors and executive officers of Pubco as well as its principal shareholders. In addition, the Pubco Common Shares received by PIPE Investors, Lions Gate Parent and the SEAC Sponsor and certain independent directors and advisors of SEAC in the Business Combination may be resold by them only in transactions permitted by Rule 144, under an effective registration statement, or as otherwise permitted under the Securities Act.

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business-combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials) other than Form 8-K reports; and

•	at least one year has elapsed from the time that the issuer filed current Form 10-type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, Pubco Shareholders will be able to sell their shares, as applicable, pursuant to Rule 144 without registration one year after the Business Combination has been completed.

Following the Closing, Pubco will no longer be a shell company, and so, once the conditions listed above are satisfied, Rule 144 will become available for the resale of the above-noted restricted securities.

The Pubco Common Shares are being issued on a private placement basis in reliance upon exemptions from the prospectus requirements of applicable Canadian securities laws, and for any resale in Canada only, they may be subject to statutory hold periods or resale restrictions under applicable Canadian securities laws and regulatory policy and may not be offered, resold, transferred, pledged or otherwise disposed of by the holders absent an effective registration statement under the Securities Act, except (i) to Pubco or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable Canadian securities laws and regulatory policy, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States and foreign jurisdictions, and any certificates or book-entry statements representing the Pubco Common Shares will contain applicable legends to such effect. As a result of these restrictions, holders of Pubco Common Shares may not be able to readily resell, offer, pledge or otherwise dispose of their Pubco Common Shares in Canada and may be required to bear the financial risk of an investment in their Pubco Common Shares for an indefinite period of time. The Pubco Common Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. Pubco is not, and is under no obligation to become, a “reporting issuer” (as such term is defined in Canadian provincial securities legislation) in any jurisdiction of Canada. The hold period under applicable Canadian securities laws may therefore be indefinite, and a holder of Pubco Common Shares may be unable to sell or otherwise dispose of the Pubco Common Shares in Canada for an indeterminate period of time, unless such sale occurs pursuant to an effective registration statement under the Securities Act and the sale is made either (i) to a purchaser that is not resident in Canada, or (ii) on or through the facilities of an exchange or market outside Canada and such holder of Pubco Common Shares has no reason to believe that the purchaser is resident in Canada. For greater certainty, the foregoing resale restriction described in this paragraph only applies to resales in Canada.

Delisting of SEAC Ordinary Shares and Deregistration of SEAC

SEAC, New SEAC, StudioCo and Lions Gate Parent anticipate that, following consummation of the Business Combination, the SEAC Class A Ordinary Shares, SEAC Units and SEAC Warrants will be delisted from Nasdaq, and SEAC will be deregistered under the Exchange Act.

Comparison of Corporate Governance and Shareholder Rights

After the consummation of the Business Combination, SEAC Shareholders will become Pubco Shareholders and British Columbia law and the Pubco Closing Articles will govern the rights of the Pubco Shareholders.

There are certain differences in the rights of SEAC Shareholders prior to the Business Combination and the rights of Pubco Shareholders after the Business Combination. Please see the section entitled “Comparison of Corporate Governance and Shareholder Rights” elsewhere in this proxy statement/prospectus for additional information.

Regulatory Matters

Please see the section entitled “Regulatory Approvals Related to the Business Combination” elsewhere in this proxy statement/prospectus.

Material Tax Considerations with Respect to the Business Combination and Ownership of Pubco Securities

Please see the sections entitled “Material U.S. Federal Income Tax Considerations for U.S. Holders” and “Material Canadian Tax Considerations” elsewhere in this proxy statement/prospectus.

Anticipated Accounting Treatment of the Business Combination

The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with GAAP, whereby SEAC is treated as the acquired company and LG Studios is treated as the acquirer. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of LG Studios issuing stock for the net assets of SEAC, accompanied by a recapitalization. The net assets of SEAC will be stated at fair value, which approximates their historical cost, with no goodwill or other intangible assets recorded. Subsequently, results of operations presented for the period prior to the Business Combination will be those of LG Studios.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR U.S. HOLDERS

The following discussion is a summary of material U.S. federal income tax considerations for U.S. Holders (as defined below) of SEAC Class A Ordinary Shares and SEAC Public Warrants (collectively, “SEAC Securities”) in respect of the (a) exercise of their rights to have their SEAC Class A Ordinary Shares redeemed for cash if the Business Combination is consummated, (b) exchange of their SEAC Public Warrants for cash if the Warrant Agreement Amendment Proposal is approved and the Business Combination is consummated, (c) SEAC Merger, (d) New SEAC Domestication, (e) SEAC Amalgamation, (f) StudioCo Amalgamation, and (g) ownership and disposition of Pubco Common Shares following the consummation of the Business Combination. With respect to the tax considerations of ownership and disposition of Pubco Common Shares, this discussion is limited to Pubco Common Shares received by U.S. Holders in connection with the StudioCo Amalgamation. This section applies only to U.S. Holders that hold their SEAC Securities or Pubco Common Shares, as applicable, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

This discussion does not address any of the U.S. federal income tax consequences (i) to the SEAC Sponsor or its affiliates or members or any other sponsor, officer or director of SEAC, (ii) to any person holding SEAC Founder Shares or SEAC Private Placement Warrants, (iii) to any holder of Reduction Right Shares or Non-Redemption Agreement Shares, (iv) to any PIPE Investors, (v) to Lions Gate Parent or any of its affiliates or (vi) to any holder that is not a U.S. Holder. This discussion is limited to U.S. federal income tax considerations and does not address any estate, gift or other U.S. federal non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to any particular investor in light of their particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income, the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement) and the different consequences that may apply to investors subject to special rules under U.S. federal income tax law, such as:

•	banks, financial institutions or financial services entities;

•	mutual funds;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to SEAC Securities or Pubco Common Shares;

•	tax-exempt entities;

•	retirement plans, individual retirement accounts and other tax deferred accounts;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•

partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold SEAC Securities or Pubco Common Shares through such partnerships or pass-through entities;

•	U.S. expatriates or former long-term residents of the United States;

•	except as specifically provided below, persons that directly, indirectly or constructively own five percent (5%) or more (by vote or value) of SEAC’s shares or Pubco’s shares;

•	persons that acquire their SEAC Securities or Pubco Common Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their SEAC Securities or Pubco Common Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	persons whose functional currency is not the U.S. dollar;

•	persons subject to any alternative minimum tax;

•	grantor trusts; or

•

“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies,” expatriated entities subject to Section 7874 of the Code or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) or other pass-through entity holds SEAC Securities or Pubco Common Shares, the tax treatment of such partnership or pass-through entity and a person treated as a partner, member or beneficial owner of such partnership or pass-through entity will generally depend on the status of such partner, member or beneficial owner, the activities of the partnership or pass-through entity and certain determinations made at the level of the partner, member or beneficial owner. Partnerships and other pass-through entities holding any SEAC Securities or Pubco Common Shares and persons that are treated as partners, members or beneficial owners of such partnerships or pass-through entities should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Business Combination, including the exercise of redemption rights with respect to SEAC Class A Ordinary Shares, the adoption of the Warrant Agreement Amendment Proposal and the ownership and disposition of Pubco Common Shares.

This discussion is based on the Code, U.S. Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change or differing interpretation, which change or differing interpretation could apply retroactively and could affect the tax considerations described herein. Neither SEAC nor Lions Gate Parent has sought, nor do they intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. Accordingly, there can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE BUSINESS COMBINATION, INCLUDING THE OWNERSHIP AND DISPOSITION OF PUBCO COMMON SHARES. EACH U.S. HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE BUSINESS COMBINATION, INCLUDING THE OWNERSHIP AND DISPOSITION OF PUBCO COMMON SHARES, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

No statutory, administrative or judicial authority directly addresses the treatment of a SEAC Unit or any instrument similar to a SEAC Unit for U.S. federal income tax purposes, and therefore, that treatment is not entirely clear. For purposes of this discussion, because the components of a SEAC Unit are generally separable at the option of the holder, SEAC is treating each U.S. Holder of a SEAC Unit for U.S. federal income tax purposes as the owner of the underlying SEAC Class A Ordinary Share and SEAC Public Warrant components of the SEAC Unit and is assuming that the SEAC Unit itself will not be treated as an integrated instrument. Accordingly, the separation of a SEAC Unit into one SEAC Class A Ordinary Share and the one-third of one SEAC Public Warrant underlying the SEAC Unit pursuant to the Unit Separation generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position. U.S. Holders of SEAC Securities are urged to consult their tax advisors concerning the U.S. federal, state, local and any non-U.S. tax consequences of the transactions contemplated by the Business Combination, including the Unit Separation, with respect to any SEAC Class A Ordinary Shares and SEAC Public Warrants held through SEAC Units (including alternative characterizations of SEAC Units). The balance of this discussion assumes that the characterization of the SEAC Units described above is respected for U.S. federal income tax purposes.

As used herein, a “U.S. Holder” is a beneficial owner of a SEAC Security or a Pubco Common Share, as applicable, who or that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

I.	Tax Consequences to U.S. Holders of Exercising Redemption Rights

a.	Generally

Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” the U.S. federal income tax consequences to a U.S. Holder of SEAC Class A Ordinary Shares that exercises its redemption rights with respect to its SEAC Class A Ordinary Shares will depend on whether the redemption qualifies as a sale of SEAC Class A Ordinary Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— c. Taxation of Redemption Treated as a Sale.” If the redemption does not qualify as a sale of shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— b. Taxation of Redemption Treated as a Distribution.”

Whether a redemption of shares qualifies for sale treatment will depend largely on the total number of shares of SEAC stock treated as held, directly, indirectly or constructively, by the redeemed U.S. Holder before and after the redemption (including any shares treated as constructively owned by the U.S. Holder as a result of owning SEAC Public Warrants or otherwise and taking into account any ownership in Pubco Common Shares immediately after the Business Combination) relative to all of the stock of SEAC outstanding both before and after the redemption (for this purpose taking into account Pubco Common Shares that are outstanding immediately after the Business Combination). The redemption generally will be treated as a sale of shares (rather than as a corporate distribution) under Section 302 of the Code if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in SEAC or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares actually owned by the U.S. Holder, but also shares that are constructively owned by it under certain attribution rules set forth in the Code. Among other things, a U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest (including Pubco after the Business Combination) or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of SEAC Public Warrants. Moreover, any shares that a U.S. Holder directly or constructively acquires pursuant to the Business Combination or the PIPE and the exchange of SEAC Public Warrants for cash in connection with the SEAC Warrant Agreement Amendment should generally be taken into account in determining the U.S. federal income tax treatment of the redemption.

In order to meet the substantially disproportionate test, the percentage of SEAC’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of shares must, among other requirements, be less than eighty percent (80%) of the percentage of SEAC’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders, the exchange of SEAC Public Warrants for cash in connection with the SEAC Warrant Agreement Amendment, and Pubco Common Shares to be issued pursuant to the Business Combination). There will be a complete termination of a U.S. Holder’s interest in SEAC if either (1) all of the shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members, the U.S. Holder does not constructively own any other shares and certain other requirements are met. The redemption will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in SEAC. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in SEAC will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— b. Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed shares will be added to the U.S. Holder’s adjusted tax basis in any remaining SEAC stock or, if it has none, possibly to the U.S. Holder’s adjusted tax basis in other SEAC stock constructively owned by it.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value of the total outstanding SEAC stock may be subject to special reporting requirements with respect to a redemption of shares, and such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

U.S. Holders of SEAC Class A Ordinary Shares considering exercising their redemption rights with respect to their SEAC Class A Ordinary Shares are urged to consult their tax advisors to determine whether such redemption would be treated as a sale or as a distribution under the Code and the tax consequences of such treatment to them, as well as the effects of the PFIC rules to such redemption.

b.	Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s shares is treated as a corporate distribution as discussed above under the section entitled “— a. Generally,” subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” such distribution generally will be taxable as a dividend for U.S. federal income tax purposes to the extent paid from SEAC’s current or accumulated earnings and profits, which generally will include and current and accumulated earnings and profits of Pubco for the taxable year that includes the distribution, in each case, as determined under U.S. federal income tax principles. Distributions in excess of such current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its SEAC Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the SEAC Class A Ordinary Shares and will be treated as described below under “— c. Taxation of Redemption

Treated as a Sale.” Pubco (which, as discussed below, is expected to be treated as the same entity as SEAC for U.S. federal income tax purposes) does not expect that it will maintain calculations of earnings and profits under U.S. federal income tax principles for purposes of determining whether a distribution is a dividend for U.S. federal income tax purposes. Thus, it is expected that the full amount of any distributions will be reported as dividends for U.S. federal income tax purposes. Amounts treated as dividends that SEAC pays to a U.S. Holder that is a taxable corporation generally will be taxed at regular rates and will not qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the SEAC Class A Ordinary Shares are readily tradable on an established securities market in the United States, SEAC is not treated as a PFIC at the time the dividend is paid or in the preceding year and provided certain holding period requirements are met. It is unclear whether the redemption rights with respect to the SEAC Class A Ordinary Shares may suspend the running of the applicable holding period for these purposes. In addition, because SEAC believes that it likely was a PFIC for its most recent taxable year and may be a PFIC for the taxable year of the Business Combination (as discussed below under “— VII. Passive Foreign Investment Company Considerations”), although this determination is uncertain, dividends that SEAC pays to a non-corporate U.S. Holder may not constitute “qualified dividends” that would be taxable at a reduced rate. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed SEAC Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining SEAC Class A Ordinary Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its SEAC Public Warrants or possibly in other SEAC (or Pubco) stock constructively owned by it.

c.	Taxation of Redemption Treated as a Sale

Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” if the redemption of a U.S. Holder’s shares is treated as a sale as discussed above under the section entitled “— a. Generally”, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the shares redeemed. A U.S. Holder’s tax basis in its SEAC Class A Ordinary Shares generally will equal the cost of such shares. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. It is unclear, however, whether the redemption rights of the SEAC Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose until the redemption rights cease to exist. The deductibility of capital losses is subject to limitations. Any gain or loss recognized on the redemption generally will be U.S.-source income or loss for purposes of computing the foreign tax credit allowable to a U.S. Holder.

U.S. Holders who hold different blocks of shares (including as a result of holding different blocks of SEAC Class A Ordinary Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF AN EXERCISE OF REDEMPTION RIGHTS.

II.	Tax Consequences to U.S. Holders of the SEAC Warrant Agreement Amendment

The exchange of SEAC Public Warrants for cash in connection with the SEAC Warrant Agreement Amendment generally will be treated as a taxable sale of the SEAC Public Warrants by the applicable U.S. Holder for cash for U.S. federal income tax purposes. Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the cash received in such taxable sale and the U.S. Holder’s adjusted tax basis in the SEAC Public Warrants. A U.S. Holder’s adjusted tax basis in its SEAC Public Warrants generally will equal the U.S. Holder’s acquisition cost that was allocated to such SEAC Public Warrants. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the SEAC Public Warrants exceeds one year. A U.S. Holder must calculate gain or loss separately for each block of SEAC Public Warrants exchanged in connection with the SEAC Warrant Agreement Amendment (generally, SEAC Public Warrants acquired at the same cost in a single transaction). Long-term capital gain recognized by a non-corporate U.S. Holder may be eligible for reduced rates of tax. The deductibility of capital losses is subject to limitations. Any gain or loss recognized on the exchange of SEAC Public Warrants generally will be U.S.-source income or loss for purposes of computing the foreign tax credit allowable to a U.S. Holder.

III.	Tax Consequences of the SEAC Merger and the New SEAC Domestication

a.	Generally

The U.S. federal income tax consequences to U.S. Holders of the SEAC Merger and the New SEAC Domestication will depend primarily upon whether each of the SEAC Merger and the New SEAC Domestication qualify as an F Reorganization. Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form, or place of organization of one corporation, however effected. Pursuant to the SEAC Merger, SEAC will merge with and into MergerCo, which is classified as disregarded as an entity separate from New SEAC for U.S. federal income tax purposes, with MergerCo surviving the merger. Immediately after the SEAC Merger, New SEAC will, for U.S. federal income tax purposes, own the same assets and be subject to the same liabilities as SEAC, and will have the same shareholders as SEAC did immediately prior to the SEAC Merger. Pursuant to the New SEAC Domestication, New SEAC, which is organized in the Cayman Islands, will transfer by way of continuation from the Cayman Islands to British Columbia, Canada and will domesticate as a British Columbia company.

The obligations of SEAC or Lions Gate Parent to undertake the SEAC Merger, the New SEAC Domestication or any other transactions contemplated in connection with the Business Combination are not conditioned on the receipt of an opinion regarding the qualification of either the SEAC Merger or the New SEAC Domestication as an F Reorganization or the continuing validity of any such opinion. White & Case LLP delivered an opinion that, based on customary assumptions, representations and covenants, each of the SEAC Merger and the New SEAC Domestication should qualify as an F Reorganization, which such opinion is filed as Exhibit 8.1 to the registration statement of which this proxy statement/prospectus forms a part. If any of the assumptions, representations or covenants on which the opinion is based is or becomes incorrect, incomplete, inaccurate or is otherwise not complied with, the validity of the opinion described above may be adversely affected and the tax consequences of the SEAC Merger or the New SEAC Domestication could differ from those described herein. An opinion of counsel represents counsel’s legal judgment and is not binding on the IRS or any court. SEAC has not requested, and does not intend to request, a ruling from the IRS as to the U.S. federal income tax consequences of the SEAC Merger or the New SEAC Domestication. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. Accordingly, each U.S. Holder of SEAC Securities is urged to consult its tax advisor with respect to the particular tax consequences of the SEAC Merger and the New SEAC Domestication to such U.S. Holder.

Assuming that each of the SEAC Merger and the New SEAC Domestication qualifies as an F Reorganization, the tax consequences of the SEAC Merger and the New SEAC Domestication to U.S. Holders of SEAC Class A Ordinary Shares might vary depending on whether SEAC or New SEAC is treated as a PFIC for U.S. federal income tax purposes (discussed in detail below under the section entitled “— VII. Passive Foreign Investment Company Considerations”). U.S. Holders are urged to review that section and consult with their tax advisors regarding the effects of the PFIC rules on the tax consequences of Business Combination to them.

Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” if each of the SEAC Merger and the New SEAC Domestication qualify as an F Reorganization, a U.S. Holder of SEAC Class A Ordinary Shares generally should not recognize any gain or loss on the exchange of its SEAC Class A Ordinary Shares for New SEAC Class A Ordinary Shares in the SEAC Merger or on the reclassification of the New SEAC Class A Ordinary Shares as New SEAC Class A Common Shares pursuant to the New SEAC Domestication. A U.S. Holder’s adjusted tax basis in the New SEAC Class A Ordinary Shares received in the SEAC Merger (and the New SEAC Class A Common Shares into which such New SEAC Class A Ordinary Shares are subsequently reclassified pursuant to the New SEAC Domestication) should be equal to such U.S. Holder’s adjusted tax basis in the SEAC Class A Ordinary Shares surrendered in the SEAC Merger in exchange therefore, and such U.S. Holder’s holding period of such New SEAC Class A Ordinary Shares (and the New SEAC Class A Common Shares into which such New SEAC Class A Ordinary Shares are subsequently reclassified pursuant to the New SEAC Domestication) should include the U.S. Holder’s holding period for the SEAC Class A Ordinary Shares surrendered in exchange therefor.

b.	Alternative Treatment of the SEAC Merger and the New SEAC Domestication

If either the SEAC Merger or the New SEAC Domestication does not qualify as an F Reorganization, it is not clear how the transactions would be characterized for U.S. federal income tax purposes and what the resulting tax consequences would be. In such case, the tax consequences of the SEAC Merger or the New SEAC Domestication, as applicable, to U.S. Holders may depend, among other things, on whether the SEAC Merger or the New SEAC Domestication would otherwise qualify for tax-free treatment under Section 368 or Section 351 of the Code and whether New SEAC, after the SEAC Merger and/or the New SEAC Domestication, is treated as a PFIC. A U.S. Holder might be required to recognize gain or loss with respect to its SEAC Class A Ordinary Shares or New SEAC Class A Ordinary Shares, as applicable, in an amount equal to the difference, if any, between the fair market value of the corresponding New SEAC Class A Ordinary Shares or New SEAC Class A Common Shares received, as applicable, and the U.S. Holder’s adjusted tax basis in its SEAC Class A Ordinary Shares or New SEAC Class A Ordinary Shares, as applicable, surrendered in exchange therefor. Any such gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the SEAC Class A Ordinary Shares or New SEAC Class A Ordinary Shares, as applicable, exceeds one year. Long-term capital gain recognized by a non-corporate U.S. Holder may be eligible for reduced rates of tax. It is unclear, however, whether the redemption rights of the SEAC Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose until the redemption rights cease to exist. The deductibility of capital losses is subject to limitations. Any gain or loss recognized on the exchange of SEAC Class A Ordinary Shares or New SEAC Class A Ordinary Shares, as applicable, generally will be U.S.-source income or loss for purposes of computing the foreign tax credit allowable to a U.S. Holder. The U.S. Holder’s basis in the New SEAC Class A Ordinary Shares or New SEAC Class A Common Shares, as applicable, would be equal to the fair market value of such shares on the date of the SEAC Merger or the New SEAC Domestication, as applicable, and such U.S. Holder’s holding period for such New SEAC Class A Ordinary Shares or New SEAC Class A Common Shares, as applicable, would begin on the day following the date of the SEAC Merger or the New SEAC Domestication, as applicable.

U.S. Holders who hold different blocks of shares (including as a result of holding different blocks of SEAC Class A Ordinary Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders are urged to consult their tax advisors regarding the possible alternative treatments of the SEAC Merger and the New SEAC Domestication for U.S. federal income tax purposes, including whether any treatments other than as described above may apply, and the tax consequences of such alternative treatments to them.

IV.	Tax Consequences to U.S. Holders of the SEAC Amalgamation

The SEAC Amalgamation will be effected under applicable provisions of Canadian corporate law, which are technically different from analogous provisions of U.S. corporate law. Due to the absence of guidance on how vertical amalgamations (such as the SEAC Amalgamation) effected under Canadian corporate law, including British Columbia law, are treated for U.S. federal income tax purposes, the U.S. federal income tax treatment of the SEAC Amalgamation is subject to uncertainty. While not free from doubt, in light of applicable corporate aspects of the SEAC Amalgamation and the fact that MergerCo Amalco is expected to be treated as an entity disregarded as separate from New SEAC for U.S. federal income tax purposes prior to the SEAC Amalgamation, the SEAC Amalgamation should be treated for U.S. federal income tax purposes as a disregarded transaction and thus not as a realization event, such that SEAC Amalco should be treated as the same entity as New SEAC for U.S. federal income tax purposes and a U.S. Holder should not have any U.S. federal income tax consequences as a result of the SEAC Amalgamation.

The obligations of SEAC or Lions Gate Parent to undertake the SEAC Amalgamation or any other transactions contemplated in connection with the Business Combination are not conditioned on the receipt of an opinion regarding the qualification of the SEAC Amalgamation as a disregarded transaction for U.S. federal income tax purposes or the continuing validity of any such opinion. White & Case LLP delivered an opinion that, based on customary assumptions, representations and covenants, the SEAC Amalgamation should be treated as a disregarded transaction for U.S. federal income tax purposes, which such opinion is filed as Exhibit 8.1 to the registration statement of which this proxy statement/prospectus forms a part. If any of the assumptions, representations or covenants on which the opinion is based is or becomes incorrect, incomplete, inaccurate or is otherwise not complied with, the validity of the opinion described above may be adversely affected and the tax consequences of the SEAC Amalgamation could differ from those described herein. An opinion of counsel represents counsel’s legal judgment and is not binding on the IRS or any court. Neither SEAC nor Lions Gate Parent has requested, and does not intend to request, a ruling from the IRS as to the U.S. federal income tax consequences of the SEAC Amalgamation. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth above. Accordingly, each U.S. Holder of SEAC Securities is urged to consult its tax advisor with respect to the particular tax consequences of the SEAC Amalgamation to such U.S. Holder.

The balance of this discussion assumes that the characterization of the SEAC Amalgamation described above is respected for U.S. federal income tax purposes.

V.	Tax Consequences to U.S. Holders of the StudioCo Amalgamation

For the remaining portion of this section entitled “— V. Tax Consequences to U.S. Holders of the StudioCo Amalgamation,” except where context requires otherwise, references to “New SEAC Class A Common Shares” include “SEAC Amalco Common Shares.”

a.	Generally

The StudioCo Amalgamation will be effected under applicable provisions of Canadian corporate law, which are technically different from analogous provisions of U.S. corporate law. Due to the absence of guidance or other authority that is on point as to how amalgamations (such as the StudioCo Amalgamation) effected under Canadian corporate law, including British Columbia law, are treated for U.S. federal income tax purposes, the U.S. federal income tax treatment of the StudioCo Amalgamation is subject to significant uncertainty. In particular, there is greater uncertainty with respect to the U.S. federal income tax treatment of the Studio Amalgamation as compared to the SEAC Amalgamation as the Canadian corporate law effects of amalgamations (such as the StudioCo Amalgamation) are significantly different than vertical amalgamations (such as the SEAC Amalgamation). As a result, there is significant uncertainty as to how current U.S. federal income tax rules could apply with respect to the StudioCo Amalgamation. Nonetheless, the parties to the Business Combination intend that, for U.S. federal income tax purposes, the exchange by U.S. Holders of their New SEAC Class A Common Shares held immediately prior to the StudioCo Amalgamation for Pubco Common Shares pursuant to the StudioCo Amalgamation (i.e., the “SEAC exchange portion of the StudioCo Amalgamation” with respect to U.S. Holders) qualifies as a tax-deferred exchange, either as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code, or, alternatively, is a disregarded transaction and not a realization event.

The obligations of SEAC or Lions Gate Parent to undertake the StudioCo Amalgamation or any other transactions contemplated in connection with the Business Combination are not conditioned on the receipt of an opinion regarding the U.S. federal income tax treatment of the StudioCo Amalgamation (or any portion thereof) or the continuing validity of any such opinion. White & Case LLP delivered an opinion that, based on customary assumptions, representations and covenants, the SEAC exchange portion of the StudioCo Amalgamation more likely than not is either (i) a transaction that qualifies as a reorganization within the meaning of Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code or (ii) a disregarded transaction and not a realization event for U.S. federal income tax purposes, which such opinion is filed as Exhibit 8.1 to the registration statement of which this proxy statement/prospectus forms a part. If any of the assumptions, representations or covenants on which the opinion is based is or becomes incorrect, incomplete, inaccurate or is otherwise not complied with, the validity of the opinion described above may be adversely affected and the tax consequences of the StudioCo Amalgamation (including the SEAC exchange portion of the StudioCo Amalgamation) could differ from those described herein. An opinion of counsel represents counsel’s legal judgment and is not binding on the IRS or any court. Neither SEAC nor Lions Gate Parent has requested, and does not intend to request, a ruling from the IRS as to the U.S. federal income tax consequences of the StudioCo Amalgamation. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth above. Accordingly, each U.S. Holder of SEAC Securities is urged to consult its tax advisor with respect to the particular tax consequences of the StudioCo Amalgamation to such U.S. Holder.

Assuming that the SEAC exchange portion of the StudioCo Amalgamation is treated in a manner consistent with the intended U.S. federal income tax treatment described above, the tax consequences of the StudioCo Amalgamation to U.S. Holders of New SEAC Class A Common Shares might vary depending on whether SEAC, New SEAC or Pubco is treated as a PFIC for U.S. federal income tax purposes (discussed in detail below under the section entitled “— VII. Passive Foreign Investment Company Considerations”). U.S. Holders are urged to review that section and consult with their tax advisors regarding the impact of the PFIC rules on the tax consequences of Business Combination to them.

Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” if the SEAC exchange portion of the StudioCo Amalgamation qualifies as a tax-deferred exchange for U.S. federal income tax purposes, either as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code, or a disregarded transaction and not a realization event, a U.S. Holder of New SEAC Class A Common Shares generally would not recognize any gain or loss on the exchange of its New SEAC Class A Common Shares for Pubco Common Shares pursuant to the StudioCo Amalgamation. A U.S. Holder’s adjusted tax basis in the Pubco Common Shares received in the StudioCo Amalgamation generally would be equal to such U.S. Holder’s adjusted tax basis in the New SEAC Class A Common Shares surrendered in the StudioCo Amalgamation in exchange therefor, and such U.S. Holder’s holding period of such Pubco Common Shares would include the U.S. Holder’s holding period for the New SEAC Class A Common Shares surrendered in exchange therefor. See above under the section entitled “— III. Tax Consequences of the SEAC Merger and the New SEAC Domestication” for a discussion regarding a U.S. Holder’s adjusted tax basis and holding period in its New SEAC Class A Common Shares.

b.	Alternative Treatment of the StudioCo Amalgamation

If the SEAC exchange portion of the StudioCo Amalgamation is not treated in a manner consistent with the intended U.S. federal income tax treatment described above, it is not clear how the transactions would be characterized for U.S. federal income tax purposes and what the resulting tax consequences would be. See above under “— III.b. Alternative Treatment of the SEAC Merger and the New SEAC Domestication” for potential alternative treatments, except that, if the StudioCo Amalgamation were to be treated as a taxable transaction for U.S. federal income tax purposes, a U.S. Holder’s gain or loss with respect to its New SEAC Class A Common Shares would generally equal the difference, if any, between the fair market value of the Pubco Common Shares received by the U.S. Holder immediately following the StudioCo Amalgamation and the U.S. Holder’s adjusted tax basis in its New SEAC Class A Common Shares surrendered in exchange therefor immediately prior to the StudioCo Amalgamation.

U.S. Holders are urged to consult their tax advisors regarding the possible alternative treatments of the StudioCo Amalgamation for U.S. federal income tax purposes, including whether any treatments other than as described above may apply, and the tax consequences of such alternative treatments to them.

THE RULES GOVERNING THE U.S. FEDERAL INCOME TAX TREATMENT OF THE STUDIOCO AMALGAMATION ARE COMPLEX. IN LIGHT OF THE SIGNIFICANT UNCERTAINTY REGARDING THE U.S. FEDERAL INCOME TAX TREATMENT OF THE STUDIOCO AMALGAMATION, U.S. HOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE POTENTIAL TAX CONSEQUENCES TO THEM OF THE STUDIOCO AMALGAMATION, INCLUDING IF THE SEAC EXCHANGE PORTION OF THE STUDIOCO AMALGAMATION WERE TO FAIL TO QUALIFY AS A TAX-DEFERRED EXCHANGE OR ALTERNATIVELY TO NOT BE A DISREGARDED TRANSACTION, AND THE EFFECT ON THE TAX CONSEQUENCES OF THE STUDIOCO AMALGAMATION IF SEAC, NEW SPAC OR PUBCO WERE TREATED AS A PFIC.

VI.	Tax Consequences to U.S. Holders of Ownership and Disposition of Pubco Common Shares

a.	Distributions on Pubco Common Shares

Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” the gross amount of any distribution on Pubco Common Shares that is made out of Pubco’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) generally will be taxable to a U.S. Holder as dividend income on the date such distribution is actually or constructively received. Any such dividends generally will not be eligible for the dividends received deduction allowed to U.S. corporations in respect of dividends received from other U.S. corporations. To the extent that the amount of the distribution exceeds Pubco’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess amount will be treated first as a non-taxable return of capital to the extent of the U.S. Holder’s tax basis in its Pubco Common Shares, and thereafter as capital gain recognized on a sale or exchange and treated as described below under “— b. Sale, Exchange, Redemption or Other Taxable Disposition of Pubco Common Shares.” However, it is not expected that Pubco will maintain calculations of its earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any distribution by Pubco with respect to Pubco Common Shares will be reported as dividend income. U.S. Holders are urged to consult with their own tax advisors with respect to the appropriate U.S. federal income tax treatment of any distribution received from Pubco.

Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” dividends received by non-corporate U.S. Holders (including individuals) from a “qualified foreign corporation” may be eligible for reduced rates of taxation, provided that certain holding period requirements and other conditions are satisfied. For these purposes, a non-U.S. corporation will be treated as a qualified foreign corporation if it is eligible for the benefits of a comprehensive income tax treaty with the United States that meets certain requirements. U.S. Treasury guidance indicates that the U.S.-Canada income tax treaty satisfies such requirements for this purpose, and Pubco currently expects to be eligible for the benefits of the U.S.-Canada income tax treaty. A non-U.S. corporation is also treated as a qualified foreign corporation with respect to dividends it pays on shares that are readily tradable on an established securities market in the United States. U.S. Treasury guidance indicates that shares listed on Nasdaq (on which Pubco Common Shares are expected to be) will be considered readily tradable on an established securities market in the United States. There can be no assurance that Pubco will be eligible for the benefits of the U.S.-Canada income tax treaty (or any other applicable comprehensive income tax treaty with the United States) or that Pubco Common Shares will be considered readily tradable on an established securities market in the current or future years. Pubco will not constitute a qualified foreign corporation for purposes of these rules if it is a PFIC for the taxable year in which it pays a dividend or for the preceding taxable year. See below under the section entitled “— VII. Passive Foreign Investment Company Considerations.”

Subject to certain conditions and limitations, non-refundable withholding taxes (at a rate not in excess of any applicable tax treaty rate), if any, on dividends paid by Pubco may be treated as foreign taxes eligible for credit against a U.S. Holder’s U.S. federal income tax liability under the U.S. foreign tax credit rules. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. The rules governing the U.S. foreign tax credit are complex. U.S. Holders should consult their tax advisors regarding the availability of the U.S. foreign tax credit under their particular circumstances.

The amount included income as a result of any dividend paid in a non-U.S. currency will be the U.S. dollar amount calculated by reference to the exchange rate in effect on the date the dividend is includible in a U.S. Holder’s income, regardless of whether the payment is in fact converted into U.S. dollars at that time. A U.S. holder’s tax basis in the non-U.S. currency will equal the U.S. dollar amount included in income. Any gain or loss realized on a subsequent conversion or other disposition of the non-U.S. currency for a different U.S. dollar amount generally will be U.S. source ordinary income or loss.

b.	Sale, Exchange, Redemption or Other Taxable Disposition of Pubco Common Shares

Subject to the PFIC rules discussed below under the section entitled “— VII. Passive Foreign Investment Company Considerations,” a U.S. Holder generally will recognize gain or loss on any sale, exchange, redemption or other taxable disposition of Pubco Common Shares in an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in the disposition and (ii) such U.S. Holder’s adjusted tax basis in such shares. Any such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period in such shares exceeds one year at the time of the disposition. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. Any gain or loss recognized on the sale, exchange, redemption or other taxable disposition of Pubco Common Shares generally will be U.S.-source income or loss for purposes of computing the foreign tax credit allowable to a U.S. Holder.

c.	Additional Reporting Requirements

Certain U.S. Holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar thresholds are required to report information to the IRS relating to such assets, subject to certain exceptions (including an exception for specified foreign financial assets held in accounts maintained by U.S. financial institutions), by attaching a completed IRS Form 8938 to their U.S. federal income tax returns, for each year in which they hold such assets. Pubco Common Shares constitute specified foreign financial assets for these purposes. Substantial penalties apply to any failure to file IRS Form 8938, unless the failure is shown to be due to reasonable cause and not willful neglect. Also, in the event a U.S. Holder does not file IRS Form 8938 or fails to report a specified foreign financial asset that is required to be reported, the statute of limitations on the assessment and collection of U.S. federal income taxes of such U.S. Holder for the related taxable year may not close until three years after the date on which the required information is filed. U.S. Holders should consult their tax advisors regarding the effect, if any, of these rules on the ownership and disposition of Pubco Common Shares.

VII.	Passive Foreign Investment Company Considerations

Adverse U.S. federal income tax rules apply to U.S. persons that hold, or are treated as holding, shares in a foreign (i.e., non-U.S.) corporation classified as a PFIC for U.S. federal income tax purposes. For the remaining portion of this section entitled “— VII. Passive Foreign Investment Company Considerations,” except where the context otherwise requires, references to “SEAC” include “New SEAC” and “SEAC Amalco,” and references to “SEAC Securities” and “SEAC Class A Ordinary Shares” include “New SEAC Class A Ordinary Shares,” “New SEAC Class A Common Shares,” and “SEAC Amalco Common Shares,” in each case, for periods after the SEAC Merger, the New SEAC Domestication and the SEAC Amalgamation, as the case may be.

It is not entirely clear how various aspects of the PFIC rules apply to the SEAC Public Warrants. Section 1298(a)(4) of the Code provides that, to the extent provided in U.S. Treasury regulations, any person who has an option to acquire stock in a PFIC shall be considered to own such stock in the PFIC for purposes of the PFIC rules. No final U.S. Treasury regulations are currently in effect under Section 1298(a)(4) of the Code. However, proposed U.S. Treasury regulations under Section 1298(a)(4) of the Code have been promulgated with a retroactive effective date (the “Proposed PFIC Option Regulations”). Each U.S. Holder is urged to consult its tax advisors regarding the possible application of the Proposed PFIC Option Regulations to their investment in the SEAC Public Warrants. Solely for discussion purposes, the following discussion assumes that the Proposed PFIC Option Regulations will apply to the SEAC Public Warrants.

a.	Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if, after application of certain look-through rules, either (a) at least seventy five percent (75%) of its gross income in a taxable year is passive income as defined in relevant provisions of the Code or (b) at least fifty percent (50%) of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year) are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if, among other requirements, (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

b.	PFIC Status of SEAC and Pubco

Based upon the composition of its income and assets, and upon a review of its financial statements, SEAC believes that it likely will not be eligible for the startup exception and therefore likely has been a PFIC since its first taxable year and will likely be considered a PFIC for its most recently ended taxable year.

Assuming each of the SEAC Merger, the New SEAC Domestication, the SEAC Amalgamation and the StudioCo Amalgamation qualifies for its intended U.S. federal income tax treatment, New SEAC (and, following the StudioCo Amalgamation, Pubco) will be treated as SEAC’s successor for U.S. federal income tax purposes and SEAC’s current taxable year would not close and would continue under Pubco. Following the consummation of the Business Combination, the PFIC income and asset tests in respect of Pubco will be applied based on the assets and activities of the combined business. The timing of the Business Combination is uncertain and PFIC status is based on income, assets and activities for the entire taxable year. In addition, the determination of PFIC status is fundamentally factual in nature and depends on the application of complex U.S. federal income tax rules that are subject to differing interpretations and generally cannot be determined until the close of the taxable year in question. Accordingly, there can be no assurance that Pubco will not be treated as a PFIC under the income or asset test for the current taxable year or any future taxable year. In addition, neither the U.S. counsel to SEAC nor the U.S. counsel to Lions Gate Parent expresses any opinion with respect to the PFIC status of SEAC or Pubco for any taxable year.

Although a PFIC determination is made annually, if SEAC or Pubco is treated as a PFIC, such determination will generally apply for subsequent years to a U.S. Holder who held (or was deemed to hold) SEAC or Pubco shares (including as a result of holding SEAC Public Warrants) during any taxable year (or portion thereof) that it was a PFIC, whether or not Pubco is a PFIC in those subsequent years (unless the U.S. Holder makes a valid QEF Election or MTM Election (each as defined below) for SEAC or Pubco’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) SEAC or Pubco shares, respectively. Accordingly, if a U.S. Holder’s SEAC Class A Ordinary Shares were considered PFIC stock prior to the Business Combination and the SEAC Merger, the New SEAC Domestication, the SEAC Amalgamation and the StudioCo Amalgamation qualify for their respective intended tax treatments, the Pubco Common Shares received by a U.S. Holder in connection with the Business Combination would generally be considered PFIC stock, even if Pubco is not a PFIC because it does not meet the assets or income test in a future taxable year, unless such U.S. Holder has made a valid QEF Election or MTM Election with respect to its SEAC Class A Ordinary Shares.

c.	Effects of PFIC Rules on the Tax Consequences of the SEAC Merger, the New SEAC Domestication and the SEAC exchange portion of the StudioCo Amalgamation

Section 1291(f) of the Code requires that, to the extent provided in U.S. Treasury regulations, a U.S. person who disposes of stock of a PFIC recognizes gain notwithstanding any other provision of the Code. No final U.S. Treasury regulations are currently in effect under Section 1291(f) of the Code. However, proposed U.S. Treasury regulations under Section 1291(f) of the Code have been promulgated with a retroactive effective date. If finalized in their current form, those proposed U.S. Treasury regulations would require gain recognition to U.S. Holders of SEAC Class A Ordinary Shares as a result of the SEAC Merger, the New SEAC Domestication or the SEAC exchange portion of the StudioCo Amalgamation, as the case may be, unless (i) SEAC were classified as a PFIC at any time during such U.S. Holder’s holding period in the SEAC Class A Ordinary Shares and the U.S. Holder has made (a) a QEF Election for the first taxable year in which the U.S. Holder owned such SEAC A Ordinary Shares or in which SEAC was a PFIC, whichever is later (or a QEF Election along with a purging election), or (b) an MTM Election with respect to such SEAC Class A Ordinary Shares or (ii) (a) with respect to the SEAC Merger and the New SEAC Domestication, the exchange of shares in those transactions qualify as an F Reorganization, and (b) with respect to the SEAC exchange portion of the StudioCo Amalgamation, if such exchange qualifies as either a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code, Pubco also qualifies as a PFIC for its taxable year that includes the day after such exchange. If the SEAC exchange portion of the StudioCo Amalgamation is treated as a disregarded transaction and not a realization event, a U.S. Holder would not have any immediate adverse U.S. federal income tax consequences under the PFIC rules as a result of the StudioCo Amalgamation.

It is difficult to predict whether, in what form and with what effective date, final U.S. Treasury regulations under Section 1291(f) of the Code may be adopted or how any such final U.S. Treasury regulations would apply to the Business Combination.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE EFFECTS OF THE PFIC RULES ON THE TAX CONSEQUENCES OF THE SEAC MERGER, THE NEW SEAC DOMESTICATION AND THE STUDIOCO AMALGAMATION, INCLUDING THE IMPACT OF ANY PROPOSED OR FINAL U.S. TREASURY REGULATIONS.

d.	Excess Distribution Regime

If SEAC or Pubco is a PFIC in any taxable year during which a U.S. Holder held SEAC Securities or Pubco Common Shares, as the case may be, and a U.S. Holder has not made, does not make or is not eligible to make a QEF Election or an MTM Election with respect to its SEAC Class A Ordinary Shares or Pubco Common Shares, the U.S. Holder will be subject to the default “excess distribution regime” under the PFIC rules with respect to (i) any gain realized on a sale or other disposition (including a pledge) of such SEAC Securities or Pubco Common Shares, as the case may be, and (ii) any “excess distribution” on the SEAC Class A Ordinary Shares or Pubco Common Shares (generally, any distributions in excess of 125% of the average of the annual distributions on the SEAC Class A Ordinary Shares or Pubco Common Shares during the preceding three taxable years or the U.S. Holder’s holding period for the SEAC Class A Ordinary Shares or Pubco Common Shares, as the case may be, that preceded the taxable year of the distribution, whichever is shorter). Generally, under this excess distribution regime:

•	the gain or excess distribution will be allocated ratably over the period during which the U.S. Holder held the SEAC Securities or Pubco Common Shares, as the case may be;

•

the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the distribution and to any taxable year during the U.S. Holder’s holding period before the first day of the first taxable year in which SEAC or Pubco, as the case may be, became a PFIC, will be treated as ordinary income; and

•

the amount allocated to other prior taxable years (or portions thereof) not described in the preceding bullet and included in such U.S. Holder’s holding period will be subject to the highest tax rate in effect for that taxable year for individuals or corporations, as applicable, and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

The tax liability for amounts allocated to years prior to the year of disposition or excess distribution will be payable generally without regard to offsets from deductions, losses and expenses. In addition, gains (but not losses) realized on the sale of a U.S. Holder’s SEAC Securities or Pubco Common Shares, including pursuant to a redemption of SEAC Class A Ordinary Shares or exchange of SEAC Public Warrants in connection with the SEAC Public Warrant Amendment, cannot be treated as capital gains even if such securities are held as capital assets. Further, no portion of any distribution will be treated as qualified dividend income.

If Pubco is a PFIC and, at any time, has a foreign subsidiary that is classified as a PFIC, U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge under the excess distribution regime described above if Pubco receives a distribution from, or disposes of all or part of its interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC.

e.	QEF Regime and Mark-to-Market Regime

The impact of the PFIC rules on a U.S. Holder of SEAC Class A Ordinary Shares or Pubco Common Shares, as the case may be, will depend on whether the U.S. Holder has made a timely and effective election to treat SEAC or Pubco, as the case may be, as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of SEAC Securities or Pubco Common Shares during which SEAC or Pubco is classified as a PFIC (a “QEF Election”) or a MTM Election (as defined below). A QEF Election is effective for the taxable year for which the election is made and all subsequent taxable years and may not be revoked without the consent of the IRS. If a U.S. Holder makes a timely QEF Election with respect to its direct or indirect interest in a PFIC, the U.S. Holder will be required to include in income each year its allocable portion of the ordinary earnings and net capital gains of the PFIC as QEF income inclusions, even if amount is not distributed to the U.S. Holder. Thus, the U.S. Holder may be required to report taxable income as a result of QEF income inclusions without corresponding receipts of cash. U.S. Holders should not expect that they will receive cash distributions from SEAC or Pubco sufficient to cover their respective U.S. tax liability with respect to such QEF income inclusions.

The timely QEF Election also allows the electing U.S. Holder to: (i) generally treat any gain recognized on the disposition of its shares of the PFIC as capital gain; (ii) treat its share of the PFIC’s net capital gain, if any, as long-term capital gain instead of ordinary income; and (iii) either avoid interest charges resulting from PFIC status altogether, or make an annual election, subject to certain limitations, to defer payment of current taxes on its undistributed QEF income inclusions subject, however, to an interest charge on the deferred tax computed by using the statutory rate of interest applicable to an extension of time for payment of tax. In addition, net losses (if any) of a PFIC will not pass through to its shareholders and may not be carried back or forward in computing such PFIC’s ordinary earnings and net capital gain in other taxable years. Consequently, a U.S. Holder of PFIC stock may over time be taxed on amounts that as an economic matter exceed the net profits of the PFIC.

An electing U.S. Holder’s tax basis in its PFIC shares will be increased to reflect QEF income inclusions and will be decreased to reflect distributions of amounts previously included in income as QEF income inclusions. No portion of the QEF income inclusions attributable to ordinary income will be treated as qualified dividend income. Amounts included as QEF income inclusions with respect to direct and indirect (i.e., lower-tier) PFICs generally will not be taxed again when distributed by such PFICs. A U.S. Holder may make and maintain a QEF Election with respect to its SEAC Class A Ordinary Shares or Pubco Common Shares, as the case may be, only if SEAC or Pubco, as the case may be, provides U.S. Holders on an annual basis with certain information, including a PFIC annual information statement. There is no assurance that SEAC (or Pubco following the Business Combination) will have timely knowledge of SEAC’s status as a PFIC or of the required information to be provided or that it will timely provide such required information. In addition, there can be no assurance that Pubco will have timely knowledge of its status (or the status of any of its non-U.S. subsidiaries) as a PFIC in the future or of the required information to be provided or that Pubco will timely provide U.S. Holders with the required information on an annual basis to allow U.S. Holders to make and maintain a QEF Election with respect to the Pubco Common Shares (or with respect to any lower-tier PFICs) in the event Pubco is treated as a PFIC for any future taxable year. The failure to provide such information on an annual basis could prevent a U.S. Holder from making a QEF Election or result in the invalidation or termination of a U.S. Holder’s prior QEF Election.

If a U.S. Holder makes a QEF Election with respect to its SEAC Class A Ordinary Shares or Pubco Common Shares, as the case may be, in a year after SEAC’s or Pubco’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) SEAC or Pubco shares, then notwithstanding such QEF Election, the excess distribution regime discussed above, adjusted to take into account the QEF income inclusions resulting from the QEF Election, will continue to apply with respect to such U.S. Holder’s SEAC Class A Ordinary Shares or Pubco Common Shares, unless the U.S. Holder makes a purging election under the PFIC rules. Under one type of purging election, the U.S. Holder will be deemed to have sold such SEAC Class A Ordinary Shares or Pubco Common Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed as described above. As a result of such purging election, the U.S. Holder will have additional basis (to the extent of any gain recognized on the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in the SEAC Class A Ordinary Shares or Pubco Common Shares, as the case may be. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

In addition, U.S. Holders of SEAC Public Warrants are not able to make a QEF Election with respect to their SEAC Public Warrants under current law. As a result, if SEAC were a PFIC at any time during the U.S. Holder’s holding period of such SEAC Public Warrants, any gain recognized by a U.S. Holder upon exchanging its SEAC Public Warrants in connection with the SEAC Warrant Agreement Amendment generally will be treated as an excess distribution, taxed as described above.

Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis (an “MTM Election”). PFIC shares generally are marketable if they are “regularly traded” on a national securities exchange that is registered with the SEC, such as Nasdaq. SEAC Class A Ordinary Shares are currently listed on Nasdaq, and it is expected that Pubco Common Shares will be listed on Nasdaq, but there can be no assurance that Pubco Common Shares will continue to be so listed or that SEAC Class A Ordinary Shares or Pubco Common Shares are or will be considered “regularly traded” for purposes of these rules. Pursuant to an MTM Election, a U.S. Holder of SEAC Class A Ordinary Shares or Pubco Common Shares would include in each year as ordinary income the excess, if any, of the fair market value of such shares over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the SEAC Class A Ordinary Shares or Pubco Common Shares over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the SEAC Class A Ordinary Shares or Pubco Common Shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of an MTM Election. Any gain recognized on a disposition of SEAC Class A Ordinary Shares or Pubco Common Shares (including in connection with a redemption of the SEAC Class A Ordinary Shares) in a taxable year in which SEAC or Pubco, as the case may be, is a PFIC will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of an MTM Election, and any loss in excess of such prior inclusions generally would be treated as capital loss). An MTM Election applies for the taxable year in which the election was made, and for each subsequent taxable year, unless the PFIC shares cease to be marketable or the IRS consents to the revocation of the election.

U.S. Holders should be aware that the Code and the U.S. Treasury regulations do not allow an MTM Election to be made with respect to stock of lower-tier PFICs that is non-marketable. In addition, U.S. Holders of SEAC Public Warrants are not able to make an MTM Election with respect to their SEAC Public Warrants under current law. As a result, if SEAC were a PFIC at any time during the U.S. Holder’s holding period of such SEAC Public Warrants, any gain recognized by a U.S. Holder upon exchanging its SEAC Public Warrants in connection with the SEAC Warrant Agreement Amendment generally will be treated as an excess distribution, taxed as described above. U.S. Holders are urged to consult their own tax advisor to determine whether the MTM Election may be available to them and the consequences resulting from such election.

f.	PFIC Reporting Requirements

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder generally is required to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) with such U.S. Holder’s U.S. federal income tax return and provide such other information as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS until such forms are properly filed.

THE RULES DEALING WITH PFICS ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS OF SEAC SECURITIES AND PUBCO COMMON SHARES, AS THE CASE MAY BE, ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE CONSEQUENCES TO THEM OF THE PFIC RULES, INCLUDING, WITHOUT LIMITATION, THE EFFECT OF SUCH PFIC RULES ON THE BUSINESS COMBINATION, AND WHETHER A QEF ELECTION (OR A QEF ELECTION ALONG WITH A PURGING ELECTION), AN MTM ELECTION OR ANY OTHER ELECTION IS AVAILABLE, AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC U.S. TREASURY REGULATIONS.

VIII.	Information Reporting and Backup Withholding

Payments of dividends on SEAC Securities or Pubco Common Shares and proceeds from a sale, exchange, redemption or other taxable disposition of SEAC Securities or Pubco Common Shares that are made within the United States or through certain U.S.-related financial intermediaries may be subject to U.S. information reporting or backup withholding (currently at a rate of 24%), unless (i) the U.S. Holder is a corporation or other exempt recipient or (ii) in the case of backup withholding, the U.S. Holder provides a correct taxpayer identification number and certifies that it is not subject to backup withholding or otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability, and may entitle it to a refund, provided that the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules to the Business Combination and an investment in the Pubco Common Shares.

THE FOREGOING DISCUSSION IS NOT A COMPREHENSIVE DISCUSSION OF ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF SEAC SECURITIES OR NEW SEAC SECURITIES. SUCH HOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE BUSINESS COMBINATION (INCLUDING THE SEAC MERGER, THE NEW SEAC DOMESTICATION, THE AMALGAMATIONS AND ANY EXERCISE OF THEIR REDEMPTION RIGHTS) AND, TO THE EXTENT APPLICABLE, OF OWNING NEW SEAC SECURITIES FOLLOWING THE COMPLETION OF THE BUSINESS COMBINATION, INCLUDING THE APPLICABILITY AND EFFECT (AND ANY POTENTIAL FUTURE CHANGES THERETO) OF ANY U.S. FEDERAL, STATE OR LOCAL OR NON-U.S. TAX LAWS AND ANY INCOME TAX TREATIES.

MATERIAL CANADIAN TAX CONSIDERATIONS

Subject to the limitations, assumptions and qualifications described herein and customary limitations, factual assumptions and qualifications, the following summary describes the material Canadian federal income tax considerations to holders of SEAC Class A Ordinary Shares and/or SEAC Public Warrants (including, for greater certainty, SEAC Class A Ordinary Shares and SEAC Public Warrants held as SEAC Units) of the Unit Separation, the exercise of redemption rights in respect of SEAC Public Shares, the exchange of SEAC Public Warrants for a cash payment pursuant to the SEAC Warrant Agreement Amendment, the SEAC Merger, the Domestications and the Amalgamations (collectively, the “Transactions”), and the holding and disposition of Pubco Common Shares received pursuant to the Business Combination. This discussion does not address any tax treatment of any other transactions occurring in connection with the Business Combination. This summary is only applicable to a person (a “Non-Canadian Holder”) who is the beneficial owner SEAC Class A Ordinary Shares and/or SEAC Warrants (including, for greater certainty, SEAC Class A Ordinary Shares and SEAC Public Warrants held as SEAC Units), and will be the beneficial owner of shares of New SEAC and SEAC Amalco and Pubco Common Shares received pursuant to the Business Combination (collectively, “Securities”) and who, at all relevant times, for purposes of the ITA (i) holds the Securities as capital property, (ii) is not, and is not deemed to be, resident in Canada, (iii) does not, and is not deemed to, use or hold any Securities in, or in the course of carrying on, a business carried on in Canada, (iv) is not a person who carries on an insurance business in Canada and elsewhere or an “authorized foreign bank” (as defined in the ITA), (v) deals at arm’s length with each of SEAC, New SEAC, SEAC Amalco, Lions Gate Parent, StudioCo, Studio HoldCo, MergerCo, New BC Sub and Pubco, (vi) is not affiliated with SEAC, New SEAC, SEAC Amalco, Lions Gate Parent, StudioCo, Studio HoldCo, MergerCo, New BC Sub or Pubco, (vii) has not entered into, and will not enter into, a “derivative forward agreement” or “synthetic disposition arrangement” (as defined in the ITA) with respect to any of the Securities, (viii) has not received or acquired any Securities in connection with any employee stock option or executive compensation plan or otherwise in connection with employment and (ix) will not control New SEAC, SEAC Amalco or Pubco, either alone or with a group of non-residents of Canada that do not deal with each other at arm’s length at any time for the purposes of section 212.3 or 128.1 of the ITA. Any holders of SEAC Class A Ordinary Shares and/or SEAC Warrants to which this summary does not apply should consult their own tax advisors with respect to the Canadian federal income tax consequences to them of the Transactions, and the holding and disposition of Pubco Common Shares received pursuant to the Business Combination. Generally, the Securities will be considered to be capital property to a Non-Canadian Holder provided the Non-Canadian Holder does not hold the Securities in the course of carrying on a business of trading or dealing in securities and has not acquired them in one or more transactions considered to be an adventure or concern in the nature of trade.

This summary is based upon the provisions of the ITA in force as of the date hereof, all specific proposals to amend the ITA that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”), the Canada-United States Tax Convention (1980), as amended (the “Treaty”), and counsel’s understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (“CRA”) made publicly available prior to the date hereof. This summary assumes the Proposed Amendments will be enacted in the form proposed, however, no assurance can be given that the Proposed Amendments will be enacted in the form proposed, if at all. This summary is not exhaustive of all possible Canadian federal income tax considerations with respect to the Transactions or the holding and disposition of Pubco Common Shares received pursuant to the Business Combination, and, except for the Proposed Amendments, does not take into account any changes in the law or administrative policy or assessing practice, whether by legislative, governmental or judicial action, nor does it take into account provincial, territorial or foreign tax considerations, which may differ significantly from those discussed herein.

This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular holder or prospective holder of the SEAC Class A Ordinary Shares or SEAC Public Warrants, and no representations with respect to the income tax consequences to any holder or prospective holder are made. Consequently, holders and prospective holders of SEAC Class A Ordinary

Shares or SEAC Public Warrants should consult with their own tax advisors for advice with respect to the tax consequences to them of the Transactions, and the holding and disposition of Pubco Common Shares received pursuant to the Business Combination, having regard to their particular circumstances.

This summary does not apply to holders of SEAC Class A Ordinary Shares or SEAC Public Warrants who are, or are deemed to be, resident in Canada for purposes of the ITA. Such holders such consult their own tax advisors with respect to the Canadian tax consequences of the Transactions and the holding and disposition of Pubco Common Shares received pursuant to the Business Combination. This summary does not describe the Canadian tax consequences of the Business Combination to holders of SEAC Founder Shares or the SEAC Private Placement Warrants, the tax consequences of holding, disposing or exercising options under the Sponsor Option Agreement, nor the tax consequences of holding or disposing of any Pubco Common Shares received by such holders pursuant to the Business Combination or the exercise of options under the Sponsor Option Agreement. Holders of SEAC Founder Shares, SEAC Private Placement Warrants or options under the Sponsor Option Agreement should consult with their own tax advisors in this regard.

Currency Conversion

Generally, for purposes of the ITA, all amounts relating to the acquisition, holding or disposition of the Securities (including dividends, adjusted cost base and proceeds of disposition) must be converted into Canadian dollars based on the rate of exchange quoted by the Bank of Canada on the date such amount arose, or such other rate of exchange as may be acceptable to the CRA.

The Transactions

Taxable Canadian Property

This portion of the summary assumes that none of the Securities (other than Pubco Common Shares, which are addressed below) are or will at any relevant time be “taxable Canadian property” for purposes of the ITA. Generally, the Securities will not constitute taxable Canadian property of a Non-Canadian Holder at a particular time unless, at any time during the 60-month period immediately preceding the particular time, more than 50% of the fair market value of the particular Securities (or, in the case of the SEAC Warrants, the shares of SEAC underlying such SEAC Warrants) was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the ITA), “timber resource properties” (as defined in the ITA), and options in respect of, or interests in or for civil law rights in, any such properties, whether or not the properties exist. A Security may also be deemed to be taxable Canadian property in certain other circumstances.

A Non-Canadian Holder whose Securities may be “taxable Canadian property” should consult their own tax advisors with respect to the Canadian federal income tax consequences of disposing of Securities pursuant to the Transactions.

Unit Separation

The separation of SEAC Units into SEAC Class A Ordinary Shares and SEAC Public Warrants will not result in any tax consequences to a Non-Canadian Holder under the ITA.

Warrant Exchange

A Non-Canadian Holder that exchanges SEAC Public Warrants for a cash payment pursuant to the SEAC Warrant Agreement Amendment will not be subject to tax under the ITA in respect of any capital gain realized by such Non-Canadian Holder on such exchange.

Redemption Rights

A Non-Canadian Holder that exercises their redemption rights with respect to SEAC Class A Ordinary Shares will not be subject to tax under the ITA in respect of any capital gain realized by such Non-Canadian Holder on the redemption of their SEAC Class A Ordinary Shares.

SEAC Merger, Domestications and Amalgamations

A Non-Canadian Holder will not be subject to tax under the ITA in respect of capital gains, if any, realized in respect of any Securities resulting from the SEAC Merger, the Domestications or the Amalgamations.

Dividends on Pubco Common Shares

Any dividends paid or credited, or deemed to be paid or credited, on the Pubco Common Shares to a Non-Canadian Holder will be subject to Canadian withholding tax at the rate of 25% of the gross amount of the dividend, unless the rate is reduced under the provisions of an applicable income tax convention, which the Non-Canadian Holder is entitled to the benefits of (having regard to the potential application of the OECD Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting (the “MLI”)), between Canada and the Holder’s country of residence. For instance, where the Non-Canadian Holder is a resident of the United States that is entitled to full benefits under the Treaty, and is the beneficial owner of the dividends, the rate of Canadian withholding tax applicable to dividends is generally reduced to 15%.

Disposition of Pubco Common Shares

On a disposition of a Pubco Common Share (other than to Pubco, unless purchased by Pubco in the open market in the manner in which shares are normally purchased by any member of the public in the open market) a Non-Canadian Holder will not be subject to tax under the ITA in respect of any capital gain realized by such Non-Canadian Holder, unless the Pubco Common Shares constitute “taxable Canadian property” (as defined in the ITA) of the Non-Canadian Holder at the time of disposition and the Non-Canadian Holder is not entitled to relief under an applicable income tax convention (having regard to the potential application of the MLI).

Provided the Pubco Common Shares are listed on a designated stock exchange (which currently includes Nasdaq) at a particular time, a Pubco Common Share will not constitute taxable Canadian property of a Non-Canadian Holder at such time unless, at any time during the 60-month period immediately preceding the particular time, the following conditions are satisfied concurrently: (i) (a) the Non-Canadian Holder, (b) persons with whom the Non-Canadian Holder did not deal at arm’s length for purposes of the ITA, (c) partnerships in which the Non-Canadian Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships, or (d) any combination of the persons and partnerships described in (a) through (c), owned 25% or more of the issued shares of any class or series of the capital stock of Pubco, and (ii) more than 50% of the fair market value of the Pubco Common Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the ITA), “timber resource properties” (as defined in the ITA), and options in respect of, or interests in or for civil law rights in, any such properties whether or not the properties exist. A Pubco Common Share may also be deemed to be taxable Canadian property in certain other circumstances.

In the case of a Non-Canadian Holder that is: (i) a resident of the United States for purposes of the Treaty, and (ii) fully entitled to the benefits of the Treaty, any capital gain realized by the Holder on a disposition of a Pubco Common Share that would otherwise be subject to tax under the ITA will generally be exempt from Canadian income tax pursuant to the Treaty provided that the value of the Pubco Common Share is not derived principally from real property situated in Canada (within the meaning of the Treaty) at the time of the disposition.

A Non-Canadian Holder contemplating a disposition of Pubco Common Shares that may constitute taxable Canadian property should consult a tax advisor prior to such disposition.

THE BUSINESS COMBINATION AGREEMENT AND RELATED AGREEMENTS

This section describes the material provisions of the Business Combination Agreement, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, which is attached as Annex A-1 to this proxy statement/prospectus, as amended by Amendment No. 1, which is attached as Annex A-2 to this proxy statement/prospectus. SEAC Shareholders and other interested parties are urged to read the Business Combination Agreement and Amendment No. 1 in their entirety. All defined terms not defined herein shall have the meaning ascribed to them in the applicable agreement.

Closing and Effective Time of the Business Combination

The Closing of the Business Combination will take place electronically by exchange of the closing deliverables on the third (3rd) business day following the satisfaction (or, if permissible, waiver) of the conditions described below under the section entitled “The Business Combination—Conditions to Closing of the Business Combination,” (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or, if permissible, waiver of such conditions) or at such other place, date and/or time as may be agreed in writing between Lions Gate Parent and SEAC.

Representations and Warranties

Under the Business Combination Agreement, Lions Gate Parent made customary representations and warranties relating to: organization and qualification and subsidiaries; organizational documents; capitalization; authority relative to the Business Combination Agreement; no conflict and required filings and consents; permits and compliance; financial statements and the Sarbanes-Oxley Act; absence of certain changes or events; absence of litigation; employee matters; real property; intellectual property; data privacy and cybersecurity; taxes; environmental matters; material contracts; insurance; certain business practices; interested party transactions; brokers; solvency; licensees; board and shareholder approvals required; information supplied; sufficiency of assets; Lions Gate Parent’s, Studio HoldCo’s, and StudioCo’s independent investigation and reliance; and exclusivity of representations and warranties.

Under the Business Combination Agreement, SEAC made customary representations and warranties relating to: organization and qualification; organizational documents; capitalization; authority relative to the Business Combination Agreement; no conflict, and required filings and consents; permits and compliance; SEC filings, financial statements and the Sarbanes-Oxley Act; absence of certain changes or events; absence of litigation; board and shareholder approvals required; brokers; the Trust Account; employees; taxes; registration and listing; business activities and assets; material contracts; certain business practices; interested party transactions; solvency; insurance; the PIPE; non-redemption agreements; SEAC’s and the SEAC entities’ independent investigation and reliance; and exclusivity of representations and warranties.

Covenants of the Parties

Conduct of Studio Business by Lions Gate Parent

Lions Gate Parent made certain covenants under the Business Combination Agreement, including, among others, the following:

•

Subject to certain exceptions, between the date of the Business Combination Agreement and the StudioCo Amalgamation Effective Time (or the earlier termination of the Business Combination Agreement), solely with respect to the Studio Business, Lions Gate Parent will, and will cause the Studio Entities (as defined in the Business Combination Agreement) and its respective subsidiaries to, (i) conduct its business in the ordinary course and (ii) use commercially reasonable efforts to maintain and preserve the Studio Business’s existing business operations and business relationships and goodwill.

•

subject to certain exceptions, each of Lions Gate Parent, Studio HoldCo and StudioCo will not, and will cause each of their subsidiaries not to, between the date of the Business Combination Agreement and the StudioCo Amalgamation Effective Time (or the earlier termination of the Business Combination Agreement) directly or indirectly, do any of the following without the prior written consent of SEAC (which consent will not be unreasonably conditioned, withheld or delayed), provided, that, SEAC will be deemed to have consented in writing if it provides no response within five business days after Lions Gate Parent or an affiliate thereof has made a request for such consent in writing:

•

amend, restate, supplement or otherwise change any organizational documents of StudioCo or certain specific subsidiaries of Lions Gate Parent engaged in the Studio Business (the “Studio Entities”) in any material respect, other than in connection with internal restructurings made in the ordinary course that do not (i) materially affect the Studio Business or (ii) result in a Studio Entity no longer being a Studio Entity;

•

authorize, recommend, propose or announce an intention to adopt or enter into or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any Studio Entity;

•

acquire any equity interest or other interest in any other person or enter into a joint venture with any other person, in each case, where such acquisitions or investments exceed $375 million in the aggregate;

•

reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its equity interests or any equity interests in the Studio Entities or any of their subsidiaries other than (i) in connection with the forfeiture or cancellation of any such equity interest for no consideration or (ii) transactions solely among Lions Gate Parent and/or its wholly-owned subsidiaries that remains wholly-owned subsidiaries after consummation of such transaction;

•

make or commit to make any capital expenditures with respect to the Studio Business or the Studio Entities or any of their subsidiaries other than in an amount not exceeding $75 million in the aggregate;

•

acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof that relates to the Studio Business, in each case, with an aggregate equity value in excess of $375 million;

•	engage in any new line of business that is materially different from the Studio Business and that would constitute a material portion of the Studio Business;

•

with certain exceptions, issue, sell, pledge, dispose of, transfer, or grant any lien (other than a permitted lien) on, or authorize the issuance, sale, transfer, pledge or disposition of, or grant of any lien (other than a permitted lien) on, equity interests or rights to acquire equity interests of StudioCo, Studio HoldCo or any Studio Entity or any material assets (other than intellectual property);

•

declare, set aside, make or pay any dividend or other distribution, payable in cash, property or otherwise, with respect to any of its equity interests, other than transactions solely among Lions Gate Parent and/or any of its wholly-owned subsidiaries that remains wholly-owned subsidiaries after consummation of such transaction;

•

make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable law made subsequent to the date of the Business Combination Agreement, as agreed to by its independent accountants, or in the ordinary course;

•

other than in the ordinary course, as required by applicable law or in a form substantially consistent with Lions Gate Parent’s filings with the SEC, enter into any indemnification agreements with the directors and officers of the Studio Entities or any of their subsidiaries;

•

other than in the ordinary course, or as would not be material to the Studio Business, or as otherwise determined to be in the best interests of the Studio Business in the reasonable judgment of Lions Gate Parent, (i) amend, or modify or consent to the termination (excluding any expiration in accordance with its terms) of any material contract or Studio material real property lease or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of the applicable Studio Entity’s or its subsidiary’s material rights thereunder; or (ii) enter into any contract that would have been a material contract or Studio material real property lease had it been entered into prior to the date of the Business Combination Agreement;

•

with certain exceptions, assign, transfer, convey, license, sublicense, covenant not to assert, grant any lien (other than a permitted lien) on, allow to lapse, abandon, fail to renew or maintain, or otherwise dispose of any Studio owned intellectual property that is material to the conduct of the Studio Business;

•	other than in the ordinary course, fail to keep current and in full force and effect any Studio permit that is material to the conduct of the Studio Business taken as a whole;

•

waive, release, assign, settle or compromise any action, or otherwise resolve any action in a manner that would reasonably be expected to be material to the Studio Business, other than waivers, releases, assignments, settlements or compromises that are solely monetary in nature and do not exceed $25 million individually or $100 million in the aggregate; or

•	enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

Conduct of Business of SEAC

SEAC made certain covenants under the Business Combination Agreement, including, among others, the following:

•

Subject to certain exceptions, between the date of the Business Combination Agreement and the StudioCo Amalgamation Effective Time (or the earlier termination of the Business Combination Agreement), the business of SEAC and the SEAC Entities will be conducted in the ordinary course of business.

•

By way of amplification and not limitation, subject to certain exemptions, SEAC will not, and SEAC will cause the SEAC Entities not to, between the date of the Business Combination Agreement and the StudioCo Amalgamation Effective Time (or the earlier termination of the Business Combination Agreement), directly or indirectly, do any of the following without the prior written consent of Lions Gate Parent, (which consent will not be unreasonably withheld, delayed or conditioned), provided, that, Lions Gate Parent will be deemed to have consented in writing if it provides no response within five business days after SEAC or an affiliate thereof has made a request for such consent in writing:

•	amend, restate, supplement otherwise change SEAC’s organizational documents or the SEAC Entities’ organizational documents;

•

authorize, recommend, propose or announce an intention to adopt or enter into or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of SEAC or the SEAC Entities, except as required by SEAC’s organizational documents;

•

(1) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its equity interests, other than redemptions from the funds in the Trust Account that are required pursuant to SEAC’s organizational documents or (2) consent to, approve or otherwise facilitate any reversal or withdrawal of a redemption from the Trust Account that would cause the Aggregate Transaction Proceeds to exceed $409,500,000;

•

reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its equity interests or any equity interests in the SEAC Entities, except for redemptions from the funds in the Trust Account;

•	form any subsidiary or acquire any equity interest or other interest in any other entity or enter into a joint venture with any other entity;

•

issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any equity interests or other securities of SEAC or the SEAC Entities, or any options, warrants, convertible securities or other rights of any kind to acquire equity interests or any other ownership interest (including any phantom interest), of SEAC or the SEAC Entities, other than issuances of SEAC Class A Ordinary Shares in connection with raising additional PIPEs in accordance with the terms and conditions of the Business Combination Agreement;

•

(i) acquire (including without limitation, by merger, consolidation, or acquisition of stock or substantially all of the assets or any other business combination) any corporation, partnership, other business organization or any division thereof or enter into any strategic joint ventures, partnerships or alliances with any other person, or (ii) merge, consolidate, combine or amalgamate with any person;

•	make or commit to make any capital expenditures with respect to the SEAC Entities;

•

incur any indebtedness or assume, guarantee or endorse, or otherwise become responsible for, the obligation of any person or persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of SEAC or the SEAC Entities, as applicable, or enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing, in each case, except a loan from the SEAC Sponsor or an affiliate thereof or certain of SEAC’s officers and directors to finance the SEAC transaction expenses in connection with the Business Combination;

•

issue, sell, pledge, dispose of, transfer, or grant any lien on, or authorize the issuance, sale, transfer, pledge or disposition of, or grant any lien on any assets of the SEAC Entities other than for dispositions of worthless assets or transactions solely among SEAC Entities;

•

make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable law made subsequent to the date of the Business Combination Agreement, as agreed to by its independent accountants, or in the ordinary course;

•

other than in the ordinary course, (i) amend any material tax return; (ii) adopt or change any material method of tax accounting or change any tax accounting period; (iii) make, change or revoke any material election relating to taxes (other than the filing of any IRS Form 8832 to make any entity classification election necessary for purposes of intended tax treatment); (iv) settle, compromise, surrender or otherwise abandon any material tax audit, assessment, tax claim or other proceeding or controversy relating to taxes; (v) enter into any “closing agreement” within the meaning of Section 7121 of the Code or any similar agreement with respect to taxes; (vi) request any tax ruling from a taxing authority; (vii) surrender any right to co claim a refund of material taxes; or (viii) extend or waive (other than extensions or waivers automatically granted) the statute of limitations with respect to a material amount of taxes;

•	amend the investment management trust agreement or any other agreement related to the Trust Account;

•

other than in the ordinary course, (i) amend or consent to the termination (excluding any expiration in accordance with its terms) of any SEAC material contract or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of SEAC’s material rights thereunder or (ii) enter into any contract that would have been a SEAC material contract had it been entered into prior to the date of the Business Combination Agreement;

•

waive, release, assign, settle or compromise any Action, other than waivers, releases, assignments, settlements or compromises that are solely monetary in nature and do not exceed $100,000 individually or $250,000 in the aggregate;

•	other than in a form substantially consistent with SEAC’s public filings with the SEC, enter into any indemnification agreements with the directors and officers of SEAC or any SEAC Entity;

•	incur or approve any indebtedness, costs, fees or expenses that would cause the SEAC Transaction Expenses (as defined in the Business Combination Agreement) to exceed $21 million in the aggregate;

•

distribute or transfer funds or any other assets held or controlled by SEAC or any SEAC Entity outside of the Trust Account to the SEAC Sponsor or any of its affiliates, other than in connection with the payment of SEAC Transaction Expenses; or

•	enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

Conduct of Business by StudioCo, Studio HoldCo and the SEAC Entities

Between the date of the Business Combination Agreement and the StudioCo Amalgamation Effective Time (or the earlier termination of the Business Combination Agreement), none of StudioCo, Studio HoldCo or the SEAC Entities will engage in any activities other than the execution of any Transaction Documents to which it is party and the performance of its obligations under the Business Combination Agreement and thereunder in furtherance of the transactions contemplated by the Business Combination Agreement (and matters ancillary thereto).

Interim Order

On a March 13, 2024, New BC Sub, in cooperation with Lions Gate Parent, obtained the Interim Order in respect of the Arrangement, which provides, among other things:

(a) for the Persons to whom notice is to be provided in respect of the Arrangement, including the SEAC Shareholders, and for the manner in which such notice is to be provided to such Persons, such notice to include, among other things, that such Persons have a right to appear at the hearing before the Court at which the fairness of the Arrangement will be considered so long as they enter an appearance within a reasonable time and are in accordance with the procedures set out in the Interim Order;

(b) that the required approvals for the Arrangement Resolution shall be the SEAC Shareholder Approvals;

(c) if not prohibited by the Laws of the Caymans Islands: (i) the SEAC Shareholders’ Meeting may be adjourned or postponed from time to time by SEAC without the need for additional approval of the Court, and (ii) that the record date for determining the SEAC Shareholders entitled to notice of and to vote at the SEAC Shareholders’ Meeting will not change in respect of any adjournment(s) or postponement(s) of the SEAC Shareholders’ Meeting;

(d) that, in all other respects, the SEAC Shareholders’ Meeting shall be held in accordance with the Laws of the Cayman Islands and applicable U.S. securities Laws, including in respect of, but not limited to, quorum requirements, the setting of the record date, and adjournments and postponements;

(e) for the notice requirements with respect to the presentation of the petition to the Court for the Final Order; and

(f) for such other matters as the Parties may agree are reasonably necessary to complete the Transactions.

Copies of the Interim Order, the Notice of Hearing of Petition for the Final Order and the Petition are attached to this proxy statement/prospectus.

SEAC Shareholders’ Meeting

SEAC will (i) take all action necessary under the Interim Order, applicable law and SEAC Articles to, as soon as reasonably practicable following the date this Registration Statement is declared effective by the SEC (and conditioned upon such declaration of effectiveness), call, give notice of, convene and hold the SEAC Shareholders’ Meeting to seek (a) as a special resolution, the approval of the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement; as a special resolution, the approval of the plan of merger between SEAC and MergerCo and the SEAC Merger; as a special resolution, the approval of the Plan of Arrangement and the transactions contemplated thereby, in each case by the holders of SEAC Ordinary Shares in accordance with SEAC’s organizational documents, the Companies Act, and the rules and regulations of the SEC and Nasdaq, (b) the approval of the issuance of Pubco Common Shares to Lions Gate Parent or one of its affiliates as required by Nasdaq listing requirements,, (c) as a special resolution approval of an amendment to SEAC’s current organizational documents to allow for the Class B Conversion to take place prior to the SEAC Merger, and (d) approval of any other proposals reasonably agreed by SEAC and Lions Gate Parent to be necessary or appropriate in connection with the transactions contemplated by the Business Combination Agreement; (ii) submit the Proposals to, and use its reasonable best efforts to solicit proxies in favor of the Proposals; and (iii) take all action necessary under applicable law and SEAC’s organizational documents to call, give notice of, convene and hold a meeting of the SEAC Public Warrant Holders to seek approval of the SEAC Warrant Agreement Amendment.

Final Order

If: (a) the Interim Order is obtained by New BC Sub; and (b) the Shareholder Proposals are approved at the SEAC Shareholders’ Meeting by SEAC Shareholders as provided for in the Interim Order and as required by applicable Law, New BC Sub and SEAC shall, in consultation with Lions Gate Parent, take all steps necessary or desirable to submit the Arrangement to the Court for the Final Order pursuant to Section 291 of the BC Act, as soon as reasonably practicable, but in any event not later than three (3) Business Days after the date on which the Shareholder Proposals are passed at the SEAC Shareholders’ Meeting as provided in the Interim Order, and thereafter diligently pursue the hearing of the petition for the Final Order.

Exclusivity

From the date of the Business Combination Agreement and ending on the earlier of (a) the StudioCo Amalgamation Effective Time and (b) the termination of the Business Combination Agreement, the parties agree not to, and to cause their respective subsidiaries and its and their respective representatives not to, directly or indirectly, (i) enter into, solicit, initiate or continue any discussions or negotiations with, or knowingly encourage or facilitate or respond to any inquiries, indications of interest, offers or proposals by, or participate in any discussions or negotiations with, or provide any information to, or otherwise cooperate in any way with, any person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, concerning an Alternative Transaction (as defined below), (ii) enter into any agreement regarding, continue or otherwise participate in any discussions regarding, or furnish to any person any information with respect to, or afford to any person access to the businesses, properties, assets, information or personnel in connection with, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Transaction, (iii) commence, continue or renew any due diligence investigation regarding any Alternative Transaction, (iv) grant any waiver, amendment or release under any confidentiality agreement or the anti-takeover laws of any state or province for purposes of facilitating an Alternative Transaction, or (v) resolve or agree to do any of the foregoing; provided that the execution, delivery and performance of the Business Combination Agreement and related documents and the consummation of the Transactions will not be deemed a violation of the foregoing. An “Alternative Transaction” means (i) with respect to Lions Gate Parent, (u) the issuance, sale or transfer to or investment or acquisition by, any person, directly or indirectly in any newly issued or currently outstanding equity interest in any Studio Entity or any of its subsidiaries (except, (1) with respect to any de minimis transfers of equity interests of any Studio Entity or (2) with respect to any subsidiaries of any Studio Entity, as would not be material to the Studio Business, taken as a whole), (v) the sale or transfer of material assets of the Studio Business, taken as a whole (including through a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, asset sale or other similar transaction) to any person (except for such transactions where such material assets are sold or transferred to a Studio Entity or a subsidiary of a Studio Entity), (w) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, or other similar transaction, in each case directly involving any Studio Entity and of which the applicable Studio Entity is not the surviving entity or transferee of such assets (except for such transactions solely among Lions Gate Parent, the Studio Entities or their subsidiaries and following which any surviving entity is a Studio Entity or a subsidiary of a Studio Entity or where the transferee of such assets is a Studio Entity or one of its subsidiaries), or (z) any initial public offering or direct listing of a Studio Entity or any of its subsidiaries on any stock exchange, except, in each case of clauses (u) through (z), as expressly permitted by the terms of the Business Combination Agreement and (ii) with respect to SEAC, any direct or indirect acquisition of assets or business of any person, whether by way of a purchase of assets or securities or merger, consolidation or otherwise, that would constitute an “initial business combination” as defined in SEAC’s prospectus for its initial public offering. Each party will, and will cause its subsidiaries and its and their respective affiliates and representatives to, immediately cease any and all existing discussions or negotiations with any person conducted heretofore with respect to any Alternative Transaction.

Stock Exchange Listing

From the date of the Business Combination Agreement through the StudioCo Amalgamation Effective Time, SEAC will use reasonable best efforts to ensure that the SEAC Class A Ordinary Shares, the SEAC Public Warrants and the SEAC Units remain listed for trading on Nasdaq. From the date of the Business Combination Agreement through the StudioCo Amalgamative Effective Time, the parties will use reasonable best efforts to have Pubco’s securities approved for listing, subject only to official notice of issuance, on Nasdaq, or another national securities exchange mutually agreed to by the parties in writing, listed under a symbol chosen by StudioCo, as of the StudioCo Amalgamation Effective Time.

Survival of Representations and Warranties; Indemnification

The representations and warranties given by Lions Gate Parent to SEAC, and the representations and warranties given by SEAC to Lions Gate Parent, will terminate and be of no further force and effect as of the Closing and any liability for breach or violation thereof will terminate absolutely, except for certain covenants and agreements contained in the Business Combination Agreement that expressly apply in whole or in part after Closing and then only with respect to any breaches occurring after Closing.

Other Covenants and Agreements

The Business Combination Agreement contains other covenants and agreements, including covenants related to:

•

Lions Gate Parent, SEAC, Studio HoldCo, StudioCo and the SEAC Entities providing reasonable access to books and records and furnishing relevant information to the other party, subject to certain limitations and confidentiality provisions;

•	certain employee matters, including the adoption of a customary equity incentive plan prior to the StudioCo Amalgamation Effective Time if requested by Lions Gate Parent;

•	director and officer indemnification, including matters relating to director and officer insurance;

•	prompt notification of certain matters;

•

the parties using reasonable best efforts (except where a different efforts standard is specifically contemplated by the Business Combination Agreement) to consummate the transactions contemplated by the Business Combination Agreement;

•	public announcements relating to the Business Combination;

•	SEAC making disbursements from the Trust Account;

•	the intended tax treatment of the Business Combination; and

•	Lions Gate Parent delivering to SEAC certain audited or unaudited financial statements and reviewed financial statements.

Termination

The Business Combination Agreement may be terminated at any time prior to the consummation of the SEAC Pre-Arrangement Steps (or, in the case of the first or third bullets below, at any time prior to the effective time of the Arrangement), as follows:

•	by mutual written consent of SEAC and Lions Gate Parent;

•

by either SEAC or Lions Gate Parent if the effective time of the Arrangement has not occurred prior to the Outside Date, unless extended pursuant to the Business Combination Agreement, provided however, that the Business Combination Agreement may not be terminated by or on behalf of any party that is either directly or indirectly through its affiliates in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure of a condition to the parties’ obligation to close;

•

by either SEAC or Lions Gate Parent if any governmental authority having competent jurisdiction over the parties with respect to the Business Combination has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting the consummation of the Business Combination, except that such termination right will not apply as a result of the refusal (for any reason or no reason) of the Court to issue a Final Order in respect of the Plan of Arrangement;

•

by either SEAC or Lions Gate Parent if the requisite approvals are not obtained from SEAC Shareholders at the SEAC Shareholders’ Meeting, except that such termination right will not be available to any party to the Business Combination Agreement whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Business Combination Agreement has been the cause of, or results in, failure to receive the SEAC Shareholder Approvals;

•

by SEAC in the event any representation, warranty, covenant or agreement by Lions Gate Parent, Studio HoldCo or StudioCo has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that SEAC has not waived such breach and that SEAC or the SEAC Entities is not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by Lions Gate Parent, Studio HoldCo or StudioCo, SEAC may not terminate the Business Combination Agreement for so long as Lions Gate Parent, Studio HoldCo or StudioCo continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach is provided by SEAC to Lions Gate Parent and the Outside Date;

•

by Lions Gate Parent, at any time prior to SEAC’s receipt of the SEAC Shareholder Approvals, if SEAC or the SEAC Board effects a Change in Recommendation (as defined in the Business Combination Agreement); or

•

by Lions Gate Parent in the event any representation, warranty, covenant or agreement by SEAC or the SEAC Entities has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that Lions Gate Parent has not waived such breach and that Lions Gate Parent, Studio HoldCo and StudioCo is not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by SEAC or the SEAC Entities, Lions Gate Parent may not terminate the Business Combination Agreement for so long as SEAC or the SEAC Entities continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach is provided by Lions Gate Parent to SEAC and the Outside Date.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except with respect to fraud or a willful breach of the Business Combination Agreement.

Expenses

Under the Business Combination Agreement, unless otherwise provided, each party to the Business Combination Agreement will pay its own expenses incident to preparing for, entering into and carrying out the Business Combination Agreement and the consummation of the transactions contemplated thereby.

Notwithstanding the foregoing, each party shall only be obligated to pay 50% of all fees for filing under applicable securities laws (including, for the avoidance of doubt, any filing fees in connection with the filing of the Registration Statement/Proxy Statement) and under the HSR Act. At Closing, subject to the preceding sentence, all Transaction Expenses (as defined in the Business Combination Agreement) will be paid and/or reimbursed, by wire transfer of immediately available funds, from Aggregate Transaction Proceeds (as defined in the Business Combination Agreement) concurrently with the Closing.

Further Assurances

At any time after the Closing, if any party reasonably believes or is advised that any further instruments, deeds, assignments, actions or assurances are reasonably necessary or desirable to consummate the transactions contemplated by the Business Combination Agreement or to carry out the purposes and intent of the Business Combination Agreement after the Closing, then the parties and their respective officers and directors or managers will execute and deliver all such proper instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the transactions contemplated by the Business Combination Agreement and to carry out the purposes and intent of the Business Combination Agreement.

Choice of Law; Specific Performance

The Business Combination Agreement is governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule, except to the extent mandatorily governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, including the provisions relating to the Arrangement and the Plan of Arrangement (except that the Companies Act will also apply to the SEAC Pre-Arrangement Steps). All legal actions and proceedings arising out of or relating to Business Combination Agreement will be heard and determined exclusively in any Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in a Court of Chancery of the State of Delaware, then any such action may be brought in any federal court located in the State of Delaware or any other Delaware state court.

Amendments or Modification of Agreement

Subject to the Interim Order, the Final Order and applicable law, the Business Combination Agreement and the Plan of Arrangement may be amended in writing by the parties at any time prior to the effective time of the Arrangement. The Business Combination Agreement may not be amended except by a written instrument signed by each of the parties.

Related Agreements

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, SEAC, New SEAC and Lions Gate Parent entered into subscription agreements (the “Initial Subscription Agreements”) with the PIPE Investors pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 18,172,378 PIPE Shares, at a purchase price of $9.63 per share, for an aggregate cash amount of $175,000,000.

Pursuant to the Initial Subscription Agreements, the PIPE Investors therein have the right to elect to offset their total commitments under their respective Subscription Agreement, on a one-for-one basis, up to the total amount of PIPE Shares subscribed thereunder, to the extent such PIPE Investor (i) purchases SEAC Class A Ordinary Shares in open market transactions at a price of less than the Closing redemption price per-share prior to the record date established for voting at the SEAC Shareholders’ Meeting (the “Open-Market Purchase Shares”), but only if the PIPE Investor agrees, with respect to such Open-Market Purchase Shares, to (A) not sell or transfer any such Open-Market Purchase Shares prior to the Closing (B) not vote any such Open-Market Purchase Shares in favor of approving the Proposed Transactions and instead submits a proxy abstaining from voting thereon and (C) to the extent such investor has the right to have all or some of its Open-Market Purchase Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights; and (ii) beneficially owned any SEAC Class A Ordinary Shares as of the date of its Subscription Agreement (the “Currently Owned Shares”), but only if the PIPE Investor agrees, with respect to such Currently Owned Shares, to (A) not sell or transfer any such Currently Owned Shares prior to the Closing, (B) vote all of its Currently Owned Shares in favor of approving the Proposed Transactions at the SEAC Shareholders’ Meeting, and (C) to the extent such investor has the right to have all or some of its Currently Owned Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights.

If any such PIPE Investors exercise their reduction rights and meet the foregoing conditions, then for every SEAC Class A Ordinary Share for which such PIPE Investor exercises its reduction right, such PIPE Investor will be entitled to purchase from SEAC 0.1111 newly issued SEAC Class A Ordinary Shares, at a purchase price of $0.0001 per share, which shares will be issued by SEAC prior to the SEAC Merger (such shares, the “Newly Issued Reduction Right Shares”).

On April 11, 2024, SEAC, New SEAC and Lions Gate Parent entered into an additional subscription agreement (the “Additional Subscription Agreement”), pursuant to which an additional PIPE Investor agreed to purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 4,918,839 Pubco Common Shares, at a purchase price of $10.165 per share, for an aggregate cash amount of $50,000,000. The Additional Subscription Agreement is in substantially the same form as the Initial Subscription Agreements, expect that it does not provide the reduction right to the investor therein.

As of the date of this proxy statement/prospectus, there are no commitments for additional PIPEs and no Non-Redemption Agreements between SEAC and any SEAC Public Shareholders or prospective SEAC Public Shareholders, but this may change prior to the Closing. The decision of whether to enter into any such agreements will be made by the parties based on, among other things, market conditions and the assessment of the level of potential redemptions of SEAC Public Shares, taking into account the high level of redemptions in recent SPAC business combination transactions. Any such additional agreements will be disclosed prior to the redemption deadline in this proxy statement/prospectus, a press release or a Current Report on Form 8-K.

Warrantholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, StudioCo and certain holders of SEAC Public Warrants entered into Warrantholder Support Agreements, pursuant to which, among other things, the SEAC Warrant Support Investors agreed to vote any SEAC Public Warrants held by them in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrantholders’ Meeting. As of the date of this proxy statement/prospectus, holders of SEAC Public Warrants owning an aggregate of approximately 44.19% of the total outstanding SEAC Public Warrants have entered into the Warrantholder Support Agreements. Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. An entity controlled by SEAC Sponsor has agreed with Lions Gate Parent that it will purchase additional SEAC Public Warrants in the open market in order to meet such threshold and to vote such SEAC Public Warrants in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrantholders’ Meeting.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SEAC, SEAC Sponsor, StudioCo and Lions Gate Parent entered into a Sponsor Support Agreement, pursuant to which, among other things, SEAC Sponsor has agreed to (i) subject to the terms of the Business Combination Agreement, one business day prior to the Closing Date, immediately following the Unit Separation and prior to the SEAC Merger, surrender, forfeit and transfer to SEAC, for no consideration and without further right thereto, and consent to the termination and cancellation of, the SEAC Private Placement Warrants held by it, (ii) not transfer any securities of SEAC held by it until the earlier of (a) the Closing and (b) the valid termination of the Sponsor Support Agreement, subject to certain exceptions as provided in the Sponsor Support Agreement or permitted by the Business Combination Agreement; and (iii) vote all SEAC Ordinary Shares held by it in favor of each of the proposals to be presented at the SEAC Shareholders’ Meeting. Additionally, SEAC Sponsor agreed to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants within the Warrant Re-Purchase Cut-Off Date. If the SEAC Sponsor fails to complete such purchase obligation, then SEAC Sponsor will irrevocably surrender and forfeit, and SEAC will cause any applicable SEAC Entity to extinguish and cancel, an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the related Cutback Amount (as defined in the Sponsor Support Agreement). Further, if as of the Closing Date, SEAC Transaction Expenses (or expenses that would be SEAC Transaction Expenses but for the $21,000,000 limitation in the proviso to the definition thereof) exceed $21,000,000, the SEAC Sponsor will irrevocably surrender and forfeit, and SEAC will cause any applicable SEAC Entity to extinguish and cancel, an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equal to the related Cutback Amount (if any). Notwithstanding the foregoing, if SEAC or the SEAC Sponsor provides written notice to Lions Gate Parent prior to the Closing that SEAC Transaction Expenses is reasonably likely to exceed $21,000,000 together with evidence reasonably satisfactory to Lions Gate Parent regarding any extenuating circumstances giving rise to such expenses, then Lions Gate Parent and the SEAC Sponsor will discuss in good faith (with no obligation to reach agreement) regarding a potential waiver of the related cutback.

A&R Registration Rights Agreement

Concurrently with the Closing, Pubco, Studio HoldCo and SEAC Sponsor will enter into the A&R Registration Rights Agreement, pursuant to which, among other things, Pubco will agree that, within 30 days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a Resale Registration Statement, and Pubco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights.

Lock-Up Agreement

In connection with the Closing, SEAC Holders and Lionsgate Holders will enter into the Lockup Agreement with Pubco. Pursuant to the Lockup Agreement, the Lionsgate Shareholders will agree not to transfer (except for certain permitted transfers) the Lockup Shares for a period of 180 days after the Closing.

In addition, the SEAC Holders will agree not to transfer (except for certain permitted transfers) the Lockup Shares held by them until the earliest of (i) the date that is one year after the Closing Date, (ii) (x) with respect to 50% of the SEAC Lock-Up Shares, the date on which the Trading Price of the Pubco Common Shares equals or exceeds $12.50 per share and (y) with respect to the remaining 50% of the SEAC Lock-Up Shares, the date on which the Trading Price of a Pubco Common Share equals or exceeds $15.00 per share, in each case at least 180 days after the Closing Date, and (iii) the date on which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, spin-off, separation, distribution, reorganization or other similar transaction.

Sponsor Option Agreement

One business day prior to the Closing, in connection with the Sponsor Securities Repurchase, SEAC, New SEAC and SEAC Sponsor will enter into the Sponsor Option Agreement, pursuant to which SEAC Sponsor will receive, as partial consideration for the Sponsor Securities Repurchase, 2,200,000 SEAC Sponsor Options, each of which will entitle SEAC Sponsor to purchase one SEAC Class A Ordinary Share at $0.0001 per share. In connection with the Transactions, the SEAC Sponsor Options will become options to purchase Pubco Common Shares.

The SEAC Sponsor Options will become exercisable, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, on or after the date on which (i) the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds US$16.05 per share or (ii) a change of control occurs, subject to certain conditions.

REGULATORY APPROVALS RELATED TO THE BUSINESS COMBINATION

The transactions contemplated by the Business Combination Agreement, including the Business Combination, are not presently believed to be subject to any federal or state regulatory requirement or approval.

Competition and Antitrust

General

At any time before or after the consummation of the Business Combination, the U.S. Federal Trade Commission (the “FTC”), the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”), non-U.S. competition authorities or others, including under the Competition Act, could take action under antitrust laws with respect to the Business Combination, including seeking to enjoin consummation of the Business Combination, or to condition approval of the Business Combination on the divestiture of assets of SEAC, StudioCo or their respective subsidiaries or to impose restrictions on the operations of StudioCo or its subsidiaries that would apply after the consummation of the Business Combination. Private parties may also bring objections or legal actions under antitrust laws under certain circumstances.

The Business Combination may be challenged on antitrust grounds and, if such a challenge is made, that the challenge may be successful in prohibiting the transactions or imposing conditions on completion of the transactions. These conditions or changes could result in the conditions to each party’s obligations to consummate the Business Combination not being satisfied prior to the Business Combination end date (which is summarized in the subsection entitled “The Business Combination Agreement and Related Agreements—Termination” elsewhere in this proxy statement/prospectus) or any extensions thereof, which would give any party to the Business Combination Agreement the right to terminate the Business Combination Agreement without consummating the Business Combination.

Please see the subsections entitled “The Business Combination Agreement and Related Agreements—Covenants of the Parties,” elsewhere in this proxy statement/prospectus, and “The Business Combination—Conditions to Closing of the Business Combination” elsewhere in this proxy statement/prospectus for information concerning SEAC’s and StudioCo’s covenants and closing conditions related to antitrust filings and approvals.

United States/Canada Antitrust Clearance

The transactions contemplated by the Business Combination Agreement, including the Business Combination, are not presently believed to be subject to reporting under the HSR Act or the Competition Act, which prevents transactions meeting certain size and nexus tests, and which are not otherwise exempt, from being completed until required information and materials are furnished to the Antitrust Division and the FTC or the Canadian Competition Bureau (the “Competition Bureau”), respectively and the related waiting period expires or is terminated early.

Whether or not the parties are subject to the notice and waiting period requirements of the HSR Act or the Competition Act, and if so, even if the waiting period has been terminated or expired, the Antitrust Division or the FTC, as well as a foreign regulatory agency or government (including the Competition Bureau), state or private person, may challenge the transactions at any time before or after its completion. The Antitrust Division, the FTC or the Competition Bureau may try to prevent the transactions or seek to impose restrictions or conditions on one or more of the parties as a condition of not challenging the transactions. Depending on the nature of any restrictions or conditions, these restrictions or conditions may jeopardize or delay completion of the transactions, or lessen the anticipated benefits of the transactions.

Stock Exchange Listing

SEAC, New SEAC, Lions Gate Parent and StudioCo anticipate that, following consummation of the Business Combination, SEAC Class A Ordinary Shares, SEAC Units and SEAC Warrants will be delisted from Nasdaq, and SEAC will be deregistered under the Exchange Act. New SEAC will apply to have the Pubco Common Shares listed on Nasdaq. Listing is subject to the approval of Nasdaq, in accordance with its respective original listing requirements. There is no assurance that Nasdaq will approve Pubco’s listing applications. Any such listing of the Pubco Common Shares will be conditional upon Pubco fulfilling all of the listing requirements and conditions of Nasdaq. It is anticipated that upon the Closing the Pubco Common Shares will be listed on Nasdaq under the ticker symbol “LION”.

Court Approval of the Arrangement

The Arrangement requires approval by the Court under Part 9, Division 5 of the BC Act. In accordance with the terms of the Business Combination Agreement, New BC Sub (a) obtained the Interim Order on March 13, 2024, which provided for the giving of notice, calling and holding of the SEAC Shareholders’ Meeting, and (b) filed the Notice of Hearing of Petition for the Final Order to approve the Arrangement. Copies of the Interim Order, the Notice of Hearing of Petition for the Final Order and the Petition are attached to this proxy statement/prospectus.

The Interim Order provides that (a) the SEAC Shareholders’ Meeting is to be held at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020 and virtually, on April 2, 2024, at 9:00 a.m., or such other date, time and place to which such meetings may be adjourned and (b) the hearing in respect of the Final Order will be held in person at the Court at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Vancouver time) on April 5, 2024.

As SEAC was unable to hold the SEAC Shareholders’ Meeting on such date, the SEAC Board (a) determined, in accordance with the terms of the Interim Order, to reset the date of the SEAC Shareholders’ Meeting to May 7, 2024, at 10:30 a.m., Eastern Time, and (b) obtained a court order to adjourn the Final Order hearing, which is now expected to be reset for hearing on 9:45 a.m. (Vancouver time) on May 9, 2024, or as soon reasonably practical thereafter and in the manner directed by the Court, at 800 Smithe Street, Vancouver, British Columbia, subject to receipt of the approvals of the required Proposals. The record date for the SEAC Shareholders’ Meeting is April 16, 2024.

At the Final Order hearing, the Court will consider, among other things, the fairness and reasonableness of the terms and conditions of the Arrangement and the rights and interests of every person affected. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit. There can be no assurance that the Court will approve the Arrangement.

Under the terms of the Interim Order, any holder of SEAC Ordinary Shares and any other interested person will have the right to appear at the hearing and make submissions at the Hearing of Petition for the Final Order subject to such party filing with the Court and serving upon New BC Sub and upon counsel to New BC Sub, in each case at the address set out below, a Response to Petition in the form required by the rules of the Court, and any additional affidavits or other materials on which a party intends to rely in connection with any submissions at such hearing, including such party’s address for service, as soon as reasonably practicable, and, in any event, not later than 4:00 p.m. (Vancouver time) on May 7, 2024. The Response to Petition and supporting materials must be delivered, within the time specified, to New BC Sub’s counsel at the following addresses: Lawson Lundell LLP, Cathedral Place, 925 W Georgia St #1600, Vancouver, BC V6C 3L2, Canada, Attention: Craig A.B. Ferris, K.C. and Jane Mayfield and Goodmans LLP, Bay Adelaide Centre, 333 Bay Street, Suite 3400, Toronto, ON M5H 2S7, Canada, Attention: Peter Kolla. Other interested parties must also provide notice to Pubco’s counsel at the following address: Dentons Canada LLP, 20th Floor, 250 Howe Street, Vancouver BC V6C 3R8, Attention: Samantha Chang and Kimberly Burns. If the Final Order hearing is further postponed, adjourned or rescheduled, then, subject to further direction of the Court, only those persons having previously served and filed a Response to Petition in compliance with the Interim Order will be given notice of the new date.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of LG Studios and SEAC adjusted to give effect to the Business Combination, the acquisition of eOne and other transactions (together with the Business Combination and the acquisition of eOne, the “Transactions”). The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of December 31, 2023 combines the historical balance sheets of LG Studios and SEAC on a pro forma basis as if the Transactions had been consummated on December 31, 2023. The unaudited pro forma condensed combined statements of operations for the nine months ended December 31, 2023 and year ended March 31, 2023 combines the historical statements of operations of LG Studios, eOne and SEAC for such periods on a pro forma basis as if the Transactions had been consummated on April 1, 2022, the beginning of the earliest period presented. LG Studios’ fiscal year ends on March 31, eOne’s fiscal year ends on the last Sunday in December and SEAC’s fiscal year ends on December 31. The pro forma condensed combined financial information is presented on the basis of LG Studios’ fiscal year and combines the historical results of the fiscal periods of LG Studios, eOne and SEAC.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the financial position and operating results that would have been achieved had the Transactions occurred on the dates indicated. The unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of Pubco following the completion of the Transactions and may not be useful in predicting the future financial condition and results of operations of Pubco following the Closing. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected in this proxy statement/prospectus due to a variety of factors. Assumptions and estimates underlying the unaudited pro forma adjustments included in the unaudited pro forma condensed combined financial information are described in the accompanying notes. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date on which this unaudited pro forma condensed combined financial information is prepared and are subject to change as additional information becomes available and analyses are performed.

The unaudited pro forma condensed combined financial information was derived from and should be read together with the accompanying notes to the unaudited pro forma condensed combined financial information, financial statements of LG Studios, eOne and SEAC included in this proxy statement/prospectus, the sections titled “LG Studios’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “SEAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other information relating to LG Studios, eOne and SEAC contained in this proxy statement/prospectus, including the Business Combination Agreement, as amended, and the description of certain terms thereof set forth in the section titled “The Business Combination.”

Description of the Business Combination

On December 22, 2023, SEAC, New SEAC, MergerCo, New BC Sub, Lions Gate Parent, Studio HoldCo and StudioCo entered into the Business Combination Agreement, pursuant to which LG Studios will be combined with SEAC through a series of transactions, including an amalgamation of StudioCo and New SEAC under a Canadian plan of arrangement, resulting in the formation of a new, standalone publicly-traded entity and successor to New SEAC, Pubco, with Lions Gate Parent having a controlling financial interest.

Concurrently with the execution of the Business Combination Agreement, SEAC, New SEAC and Lions Gate Parent entered into Subscription Agreements with the PIPE Investors pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 18,172,378 Pubco Common Shares

(the “Original PIPE Shares”), at a purchase price of $9.63 per share, for an aggregate cash amount of $175.0 million. On April 11, 2024, SEAC, New SEAC and Lions Gate Parent entered into an additional Subscription Agreement with an additional PIPE Investor pursuant to which such PIPE Investor has agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 4,918,839 Pubco Common Shares (the “Additional PIPE Shares” and together with the Original PIPE Shares, the “PIPE Shares”), at a purchase price of $10.165 per share, for an aggregate cash amount of $50.0 million. Pursuant to the Subscription Agreements, certain of the PIPE Investors may elect to offset its total commitments under its Subscription Agreement (the “Reduction Right”), on a one-for-one basis, up to the total amount of PIPE Shares subscribed thereunder, to the extent the PIPE Investors (i) purchases SEAC Class A Ordinary Shares in open market transactions at a price of less than the Closing redemption price per share prior to the record date established for voting at the SEAC Shareholders’ Meeting (“Open-Market Purchase Shares”), but only if the PIPE Investor agrees with respect to such Open-Market Purchase Shares (A) not sell or transfer any such Open-Market Purchase Shares prior to the Closing, (B) not vote any such Open-Market Purchase Shares in favor of approving the proposed transactions and instead submits a proxy abstaining from voting thereon, (C) to the extent such investor has the right to have all or some of its Open-Market Purchase Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights; and (ii) beneficially owned any SEAC Class A Ordinary Shares as of the date of its Subscription Agreement (the “Currently Owned Shares”), but only if the PIPE Investor agrees, with respect to such Currently Owned Shares, to (A) not sell or transfer any such Currently Owned Shares prior to the Closing, (B) vote all of its Currently Owned Shares in favor of approving the proposed transactions, and (C) not exercise any such redemption rights. A PIPE Investor that exercises Reduction Rights in accordance with the foregoing will be entitled to purchase from SEAC 0.1111 newly issued SEAC Class A Ordinary Shares, at a purchase price of $0.0001 per share, for every SEAC Class A Ordinary Share for which it exercises its Reduction Right which shares will be issued by SEAC prior to the SEAC Merger (as defined in the Business Combination Agreement).

On April 11, 2024, SEAC, New SEAC, MergerCo, New BC Sub, Lions Gate Parent, Studio HoldCo and StudioCo entered into Amendment No.1 to the Business Combination Agreement, pursuant to which, among other things, (i) the Aggregate Transaction Proceeds required as a condition to Lions Gate Parent’s, Studio HoldCo’s and StudioCo’s obligations to consummate the Business Combination was amended to be no less than $350.0 million and no greater than $409,500,000, with a minimum of $125.0 million (as adjusted in accordance with the Business Combination Agreement, as amended) required to be in the Trust Account and (ii) the definition of SEAC Shareholder Consideration was amended such that holders of SEAC Class A Ordinary Shares receive only PubCo Common Shares and no cash consideration upon completion of the Business Combination.

The Business Combination Agreement, as amended, provides that, among other things, one business day prior to the Closing:

•

Sponsor Securities Repurchase: each SEAC Class B Ordinary Share (and each then issued and outstanding SEAC Class A Ordinary Share that was formerly a SEAC Class B Ordinary Share, if any (the “Former SEAC Founder Shares”)) held by the SEAC Sponsor or any of its affiliates or permitted transferees in excess of 1,800,000 SEAC Class B Ordinary Shares (such 1,800,000 number calculated by including Former SEAC Founder Shares (if any)), and excluding 210,000 SEAC Class B Ordinary Shares that will have been transferred to SEAC’s independent directors and advisors, will be repurchased by SEAC in exchange for an aggregate of $1.00 and options to receive an additional 2,200,000 SEAC Class A Ordinary Shares, subject to the terms and conditions of the Sponsor Option Agreement;

•

Class B Conversion: each of the remaining 2,010,000 SEAC Class B Ordinary Shares (such 2,010,000 number calculated by including Former SEAC Founder Shares (if any)), consisting of the 1,800,000 and 210,000 of SEAC Class B Ordinary Shares and Former SEAC Founder Shares (if any) held by the SEAC Sponsor and the independent directors and advisors, respectively, will automatically convert into one SEAC Class A Ordinary Share, with any SEAC Class B Ordinary Shares and Former SEAC Founder Shares that collectively exceed 2,010,000 and that remain (if any) being cancelled for no consideration pursuant to a surrender letter;

•	as a result of the SEAC Merger, each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share;

•

SEAC Public Warrant Exchange: the SEAC Public Warrant Exchange will be effected, whereby each of the then issued and outstanding whole SEAC Public Warrants will be automatically exchanged for $0.50 in cash pursuant to the SEAC Warrant Agreement Amendment; and

•	SEAC Private Placement Warrant Forfeiture: all of the issued and outstanding private placement warrants will be forfeited and cancelled for no consideration.

On the Closing Date, through a series of transactions further described in the section titled “The Business Combination—Conversion of Securities,” all of the then-issued and outstanding New SEAC Class A Ordinary Shares will ultimately be converted on a one-to-one basis into SEAC Amalco Common Shares, with SEAC Amalco being the successor to New SEAC.

Pursuant to the StudioCo Amalgamation, on the Closing Date each then-issued and outstanding SEAC Amalco Common Share will be cancelled in exchange for one Pubco Common Share and the SEAC Sponsor’s option under the Sponsor Option Agreement shall convert to an option to receive Pubco Common Shares upon the same terms and conditions as in the Sponsor Option Agreement, and each then issued and outstanding common share, without par value, of StudioCo shall be cancelled in exchange for a number of Pubco Common Shares equal to the StudioCo Issuance Equity Value, as defined in the Business Combination Agreement, divided by the Closing Share Price.

As promptly as practicable following the StudioCo Amalgamation, Pubco shall cause its applicable subsidiaries to transfer the aggregate transaction proceeds less amounts payable pursuant to the SEAC Public Warrant Exchange and SEAC transaction expenses, (the “Post-Arrangement Repayment Amount”) in cash to Lions Gate Parent in partial repayment of intercompany financing arrangements between subsidiaries of Lions Gate Parent and subsidiaries of StudioCo. The Post-Arrangement Repayment Amount will not be less than $316.5 million.

Pursuant to the Business Combination Agreement, the aggregate transaction proceeds, before the payment of transaction expenses or any amounts payable pursuant to the SEAC Public Warrant Exchange, are required to be at least equal to $350.0 million, with at least $125.0 million being held in the Trust Account.

For more information about the Business Combination, please see the section titled “The Business Combination.” A copy of the Business Combination Agreement and Amendment to the Business Combination Agreement is attached to the accompanying proxy statement/prospectus as Annexes A-1 and A-2.

Accounting Treatment of the Business Combination and Related Transactions

The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with GAAP, whereby SEAC is treated as the acquired company and LG Studios is treated as the acquirer. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of LG Studios issuing stock for the net assets of SEAC, accompanied by a recapitalization. The net assets of SEAC will be stated at fair value, which approximates their historical cost, with no goodwill or other intangible assets recorded. Subsequently, results of operations presented for the periods prior to the Business Combination will be for those of LG Studios.

LG Studios has been determined to be the accounting acquirer in the Business Combination because LG Studios’ existing equity holder (Lions Gate Parent), will have a controlling financial interest in the combined company under the no additional redemption and maximum redemption scenarios with at least 82.5% (currently expected to be 85.7% assuming no additional redemptions or 87.3% assuming maximum redemptions) of the voting interest in each scenario and the ability to nominate and elect the majority of the Pubco Board.

In connection with the Sponsor Securities Repurchase, 2,200,000 SEAC Sponsor Options to receive Pubco Common Shares pursuant to the Sponsor Option Agreement will be issued and have an exercise price of $0.0001 per share. The options will become exercisable (i) on or after the date on which the trading price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) if a Change of Control (as defined in the Sponsor Option Agreement) occurs, subject to certain conditions. The options are not considered compensatory nor will they be granted in exchange for a good or service. As a contingent consideration arrangement, the options are expected to meet the requirements for equity classification because they are considered to be indexed to the Pubco Common Shares and would be classified in stockholders’ equity. Pubco will record the fair value of the options to equity at the Closing Date.

Description of Acquisition of eOne and Other Transactions

On December 27, 2023, Lions Gate Parent and its subsidiaries completed the acquisition of all of the issued and outstanding equity interests of the companies constituting the eOne business for an aggregate preliminary purchase price of $385.1 million, which reflects the cash purchase price of $375.0 million and an amount for estimated purchase price adjustments including cash, debt and working capital, and the assumption by the Lions Gate Parent of certain production financing indebtedness. Upon closing, eOne is reflected in LG Studios Motion Picture and Television Production segments. Lions Gate Parent funded the acquisition of eOne with a combination of cash on hand and a drawdown of $375.0 million under its revolving credit facility.

On January 2, 2024, Lions Gate Parent closed on the acquisition of an additional 25% of 3 Arts Entertainment representing approximately half of the noncontrolling interest for approximately $194.1 million. In addition, Lions Gate Parent purchased certain profit interests, held by certain managers, and entered into certain option rights agreements providing noncontrolling interest holders the right to sell and Lions Gate Parent the right to purchase their remaining (24%) interest beginning in January 2027. Lions Gate Parent funded the acquisition of additional interest in 3 Arts Entertainment primarily with a drawdown of $194.1 million under its revolving credit facility.

Accounting Treatment of the acquisition of eOne

As LG Studios is determined to be the accounting acquirer in the acquisition of eOne, the acquisition is considered a business combination under Accounting Standard Codification (“ASC”) Topic 805 and was accounted for under the acquisition method of accounting. Under the acquisition method of accounting, the total estimated purchase price, has been allocated to the tangible and intangible assets acquired and liabilities assumed of eOne based on a preliminary estimate of their fair value, and such estimates are reflected in LG Studios historical combined balance sheet as December 31, 2023. The preliminary allocation of the estimated purchase price is based upon management’s estimates based on information currently available and is subject to revision as a more detailed analysis is completed and additional information on the fair value of the assets and liabilities become available and final appraisals and analysis are completed. LG Studios is still evaluating the fair value of film and television programs and libraries, projects in development, intangible assets, and income taxes, in addition to ensuring all other assets and liabilities and contingencies have been identified and recorded. Differences between these preliminary estimates and the final acquisition accounting could occur and these differences could be material. A change in the fair value of the net assets of eOne may change the amount of the purchase price allocable to goodwill, and could have a material impact on the accompanying unaudited pro forma condensed combined statements of operations.

Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. Management has made significant estimates and assumptions in its determination of the pro forma adjustments based on information available as of the date of this proxy statement/prospectus. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented as additional information becomes available. Management considers this basis of presentation to be reasonable under the circumstances.

Pursuant to the SEAC Articles, the SEAC Public Shareholders may request that SEAC redeem all or a portion of such shareholder’s SEAC Class A Ordinary Shares for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account if the Business Combination is consummated.

The unaudited pro forma condensed combined financial information gives effect to the Transactions, including:

•	Transaction accounting adjustments related to the Business Combination (see Note 4)

•	the PIPE Financing (but excluding the impact of PIPE Investors’ potential exercise of Reduction Rights described above);

•	the Sponsor Securities Repurchase and Class B Conversion;

•	the issuance of New SEAC Class A Ordinary Shares in connection with the SEAC Merger, subject to the redemption scenarios described below;

•	the SEAC Public Warrant Exchange;

•	the SEAC Private Placement Warrant Forfeiture;

•	the Post-Arrangement Repayment; and

•	the related income tax effects of the Business Combination pro forma adjustments.

•	eOne acquisition and other transaction accounting adjustments (see Note 6)

•	the acquisition of eOne inclusive of the following:

•	reclassification of certain eOne historical financial information to conform to LG Studios presentation of similar expenses; and

•

other adjustments, including those related to interest expense on the additional drawdown of LG Studios revolving credit facility that was used to finance the acquisition of eOne, and future expense associated with the acquired assets.

•	the acquisition of an additional interest in 3 Arts Entertainment for $194.1 million and additional drawdown of LG Studios revolving credit facility to finance the acquisition; and

•	the related income tax effects of the eOne acquisition and other transaction pro forma adjustments.

The unaudited pro forma condensed combined financial information presents two redemption scenarios as follows:

•

Assuming No Additional Redemptions: This presentation assumes that none of the current holders of SEAC’s Class A Ordinary Shares exercise redemption rights with respect to such shares (but takes into account redemptions that already occurred in connection with the Extension Meeting).

•

Assuming Maximum Redemptions: This presentation assumes that holders of 5,531,192 SEAC Class A Ordinary Shares exercise redemption rights with respect to such shares for their pro rata share (projected to be approximately $10.735 per share as of Closing) of the funds in the Trust Account. As described above, the Business Combination Agreement, as amended, includes a condition that, at the Closing, aggregate transaction proceeds be at least equal to $350.0 million in cash, including (i) at least $125.0 million in cash from the Trust Account (after reduction for the aggregate amount of payments required to be made in connection with any redemption), plus (ii) the aggregate amount of cash that has been funded pursuant to the PIPE. Thus, the redemption of 5,531,192 SEAC Class A Ordinary Shares represents the estimated maximum number of SEAC Class A Ordinary Shares that can be redeemed while still achieving the minimum aggregate transaction proceeds of $350.0 million.

The following summarizes the pro forma capitalization of the post-combination company expected immediately following the Closing, presented under the two redemption scenarios:

	Assuming No Additional Redemptions (Shares)%		Assuming Maximum Redemptions (Shares)%
Lions Gate Parent(1)	253,435,794	85.7%	253,435,794	87.3%
SEAC Public Shareholders (2)	17,175,223	5.8%	11,644,031	4.0%
SEAC Sponsor and its permitted transferees (3)	2,010,000	0.7%	2,010,000	0.7%
PIPE Investors	23,091,217	7.8%	23,091,217	8.0%

Pro Forma Common Stock Outstanding	295,712,234	100.0%	290,181,042	100.0%

(1)

The number of shares to be issued to Studio HoldCo, a subsidiary of Lions Gate Parent, will be determined at closing based on (i) a value of $4.6 billion, less certain indebtedness and other adjustments at Closing; divided by (ii) the Closing Share price of $10.70. The net value for purposes of this pro forma condensed combined financial information is assumed to be approximately $2.7 billion. The potential change in the number of shares to be issued to Studio HoldCo, a subsidiary of Lions Gate Parent, for the potential change in indebtedness and certain other adjustments is not expected to be material.

(2)	Both scenarios reflect actual redemptions of 57,824,777 SEAC Class A Ordinary Shares in connection with the Extension Meeting.
(3)	Excludes options for the purchase of 2,200,000 Pubco Common Shares subject to certain vesting restrictions pursuant to the Sponsor Option Agreement.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2023

(in millions)

	LG Studios (As Adjusted) (Note 6)	SEAC (Historical)	Autonomous Entity Adjustments (Note 3)	Transaction Accounting Adjustments: Business Combination (Assuming No Additional Redemptions) (Note 4)			Pro Forma Combined (Assuming No Additional Redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions) (Note 4)			Pro Forma Combined (Assuming Maximum Redemptions)
Assets
Cash and cash equivalents	$247.1	$1.0		$184.4	(b	)	$237.4	2.1	(c	)	$237.4
				(6.5)	(c	)		57.3	(o	)
				225.0	(d	)		(59.4)	(p	)
				—	(f	)
				(12.5)	(j	)
				(26.9)	(k	)
				(374.2)	(o	)
Accounts receivable, net	734.1	—					734.1				734.1
Due from Starz Business	66.5	—					66.5				66.5
Prepaid expenses	—	0.2					0.2				0.2
Other current assets	417.1	—		(1.9)	(k	)	415.2				415.2

Total current assets	1,464.8	1.2	—	(12.6)			1,453.4	—			1,453.4

Cash and investments held in Trust Account	—	794.8		(610.4)	(a	)	—				—
				(184.4)	(b	)
Investment in films and television programs, net	1,908.2	—					1,908.2				1,908.2
Property and equipment, net	35.9	—					35.9				35.9
Investments	71.5	—					71.5				71.5
Intangible assets, net	26.9	—					26.9				26.9
Goodwill	801.4	—					801.4				801.4
Other assets	810.4	—					810.4				810.4

Total assets	$5,119.1	$796.0	$—	$(807.4)			$5,107.7	$—			$5,107.7

Liabilities
Accounts payable	$214.1	$—		—			$214.1				$214.1
Content related payables	66.7	—					66.7				66.7
Other accrued liabilities	263.3	3.6		(5.4)	(k	)	261.5				261.5
Participations and residuals	595.9	—					595.9				595.9
Film related obligations	1,258.2	—					1,258.2				1,258.2
Debt - short term portion	50.3	—					50.3				50.3
Deferred revenue	248.0	—					248.0				248.0
PIPE with reduction right liability	—	18.3		(18.3)	(d	)	—				—

Total current liabilities	2,696.5	21.9	—	(23.7)			2,694.7	—			2,694.7

Debt	1,736.5	—		(374.2)	(o	)	1,362.3	57.3	(o	)	1,419.6
Participations and residuals	472.0	—					472.0				472.0
Film related obligations	554.4	—					554.4				554.4
Other liabilities	497.2	—					497.2				497.2
Deferred revenue	81.5	—					81.5				81.5
Deferred tax liabilities	18.8	—					18.8				18.8
Warrant liability	—	0.5		(0.5)	(i	)	—				—
Deferred underwriting compensation	—	26.3		(26.3)	(c	)	—				—

Total liabilities	6,056.9	48.7	—	(424.7)			5,680.9	57.3			5,738.2

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2023

(in millions)

	LG Studios (As Adjusted) (Note 6)	SEAC (Historical)	Autonomous Entity Adjustments (Note 3)	Transaction Accounting Adjustments: Business Combination (Assuming No Additional Redemptions) (Note 4)			Pro Forma Combined (Assuming No Additional Redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions) (Note 4)			Pro Forma Combined (Assuming Maximum Redemptions)
Commitments and contingencies
Redeemable noncontrolling interest	53.7	—					53.7				53.7
Class A ordinary shares subject to possible redemption	—	794.7		(610.4)	(a	)	—				—
				(184.3)	(e	)
Stockholders’ equity
Preference shares	—	—					—				—
Ordinary shares
Class A	—	—		—	(e	)	—				—
				—	(g	)
				—	(h	)
Class B	—	—		—	(f	)	—				—
				—	(g	)
Parent net investment	(1,090.5)	—		1,090.5	(m	)	—				—
Pubco Common Shares, no par value	—	—		243.3	(d	)	364.6	2.1	(l	)	307.3
				—	(h	)		(59.4)	(q	)
				(17.9)	(k	)
				192.1	(l	)
				(52.9)	(n	)
Additional paid-in capital	—	—		19.8	(c	)	—	2.1	(b	)	—
				184.3	(e	)		(2.1)	(l	)
				—	(f	)
				0.5	(i	)
				(12.5)	(j	)
				(192.1)	(l	)
Accumulated other comprehensive income	97.2	—					97.2				97.2
Retained earnings (accumulated deficit)	—	(47.4)		—	(a	)	(1,090.5)				(1,090.5)
				(5.5)	(k	)
				52.9	(n	)
				(1,090.5)	(m	)

Total stockholders’ equity (deficit)	(993.3)	(47.4)	—	412.0			(628.7)	(57.3)			(686.0)
Noncontrolling interest	1.8	—					1.8				1.8

Total equity (deficit)	(991.5)	(47.4)	—	412.0			(626.9)	(57.3)			(684.2)

Total liabilities, redeemable noncontrolling interest and equity (deficit)	$5,119.1	$796.0	$—	$(807.4)			$5,107.7	$—			$5,107.8

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2023

(in millions, except share and per share data)

	For the Nine Months Ended December 31, 2023	For the Nine Months Ended December 31, 2023							For the Nine Months Ended December 31, 2023				For the Nine Months Ended December 31, 2023
	LG Studios (As Adjusted) (Note 6)	SEAC (Historical)	Autonomous Entity Adjustments (Note 3)			Transaction Accounting Adjustments: Business Combination (Assuming No Additional Redemptions) (Note 4)			Pro Forma Combined (Assuming No Additional Redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions) (Note 4)			Pro Forma Combined (Assuming Maximum Redemptions)
Revenue:
Revenue	$2,103.5	$—							$2,103.5				$2,103.5
Revenue- Starz Business	422.1	—							422.1				422.1

Total revenue	2,525.6	—	—			—			2,525.6	—			2,525.6
Expenses:
Direct operating	1,577.0	—							1,577.0				1,577.0
Distribution and marketing	374.4	—							374.4				374.4
General and administration	349.1	5.1	15.0	(A	)	(0.1)	(aa	)	369.1				369.1
Depreciation and amortization	16.1	—							16.1				16.1
Restructuring and other	61.5	—							61.5				61.5
Goodwill and intangible asset impairment	296.2	—							296.2				296.2
PIPE with reduction right expense	—	18.8				(18.8)	(cc	)	—				—

Total expenses	2,674.3	23.9	15.0			(18.9)			2,694.3	—			2,694.3

Operating income (loss)	(148.7)	(23.9)	(15.0)			18.9			(168.7)	—			(168.7)
Interest expense	(217.1)	—				20.1	(ee	)	(197.0)	(3.1)	(ee	)	(200.1)
Interest and other income	12.4	—							12.4				12.4
Other expense	(17.1)	—							(17.1)				(17.1)
Gain on investments, net	2.7	—							2.7				2.7
Equity interests income	5.7	—							5.7				5.7
Interest from investments held in Trust Account	—	29.7				(29.7)	(bb	)	—				—
Change in fair value of warrant liability	—	2.3				(2.3)	(dd	)	—				—
Change in fair value of PIPE with reduction right liability	—	0.5				(0.5)	(cc	)	—				—

Income (loss) before income taxes	(362.1)	8.6	(15.0)			6.5			(362.0)	(3.1)			(365.1)
Income tax provisions	21.7	—	—	(B	)	—	(ff	)	21.7				21.7

Net income (loss)	(340.4)	8.6	(15.0)			6.5			(340.3)	(3.1)			(343.4)
Less: Net loss attributable to noncontrolling interests	2.7	—	—			—			2.7				2.7

Net income (loss) attributable to controlling interest	$(337.7)	$8.6	$(15.0)			$6.5			$(337.6)	$(3.1)			$(340.7)

Net income (loss) per share, basic and diluted		$0.09							$(1.14)				$(1.17)
Weighted average shares outstanding, basic and diluted		93,750,000							295,712,234				290,181,042

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2023

(in millions, except share and per share data)

	For the Year Ended March 31, 2023	For the Year Ended December 31, 2022							For the Year Ended March 31, 2023				For the Year Ended March 31, 2023
	LG Studios (As Adjusted) (Note 6)	SEAC (Historical)	Autonomous Entity Adjustments (Note 3)			Transaction Accounting Adjustments: Business Combination (Assuming No Additional Redemptions) (Note 4)			Pro Forma Combined (Assuming No Additional Redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions) (Note 4)			Pro Forma Combined (Assuming Maximum Redemptions)
Revenue:
Revenue	$3,136.1	$—							$3,136.1				$3,136.1
Revenue- Starz Business	775.5	—							775.5				775.5

Total revenue	3,911.6	—	—			—			3,911.6	—			3,911.6
Expenses:
Direct operating	2,750.8	—							2,750.8				2,750.8
Distribution and marketing	323.5	—							323.5				323.5
General and administration	514.4	1.6	21.4	(A	)	(0.2)	(aa	)	537.2				537.2
Depreciation and amortization	24.2	—							24.2				24.2
Restructuring and other	51.0	—							51.0				51.0

Total expenses	3,663.9	1.6	21.4			(0.2)			3,686.7	—			3,686.7

Operating income (loss)	247.7	(1.6)	(21.4)			0.2			224.9	—			224.9
Interest expense	(217.3)	—				26.8	(ee	)	(190.5)	(4.1)	(ee	)	(194.6)
Interest and other income	9.6	—							9.6				9.6
Other expense	(14.5)	—							(14.5)				(14.5)
Loss on extinguishment of debt	(1.3)	—							(1.3)				(1.3)
Gain on investments, net	44.0	—							44.0				44.0
Equity interests income	0.5	—							0.5				0.5
Interest from investments held in Trust Account	—	10.0				(10.0)	(bb	)	—				—
Change in fair value of warrant liability	—	14.2				(14.2)	(dd	)	—				—

Income (loss) before income taxes	68.7	22.6	(21.4)			2.8			72.7	(4.1)			68.6
Income tax provisions	(26.4)	—	0.3	(B	)	—	(ff	)	(26.1)				(26.1)

Net income (loss)	42.3	22.6	(21.1)			2.8			46.6	(4.1)			42.5
Less: Net loss attributable to noncontrolling interests	0.6	—	—						0.6				0.6

Net income (loss) attributable to controlling interest	$42.9	$22.6	$(21.1)			$2.8			$47.2	$(4.1)			$43.1

Net income per share, basic and diluted		$0.24							$0.16				$0.15
Weighted average shares outstanding, basic and diluted		91,900,685							295,712,234				290,181,042

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with GAAP, whereby SEAC is treated as the acquired company and LG Studios is treated as the acquirer. Accordingly, for accounting purposes, the Business Combination is expected to be treated as the equivalent of LG Studios issuing stock for the net assets of SEAC, accompanied by a recapitalization. The net assets of SEAC will be stated at fair value, which approximates their historical cost, with no goodwill or other intangible assets recorded. Subsequently, results of operations presented for the periods prior to the Business Combination will be for those of LG Studios.

As LG Studios was determined to be the accounting acquirer in the acquisition of eOne, the acquisition was considered a business combination under ASC 805, and was accounted for using the acquisition method of accounting. LG Studios recorded the preliminary estimated fair value of assets acquired and liabilities assumed from eOne upon acquisition, on December 27, 2023. Fair value is defined in ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could result in different assumptions resulting in a range of alternative estimates using the same facts and circumstances. The preliminary allocation of the estimated purchase price is based upon management’s estimates based on information currently available and is subject to revision as a more detailed analysis is completed and additional information on the fair value of the assets and liabilities become available and final appraisals and analysis are completed. The preliminary estimated fair value of the assets and liabilities are reflected in the historical balance sheet of LG Studios presented herein; however, LG Studios is still evaluating the fair value of film and television programs and libraries, projects in development, intangible assets, and income taxes, in addition to ensuring all other assets and liabilities and contingencies have been identified and recorded. Differences between these preliminary estimates and the final acquisition accounting could occur and these differences could be material. A change in the fair value of the net assets of eOne may change the amount of the purchase price allocable to goodwill, and could have a material impact on the accompanying unaudited pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined balance sheet as of December 31, 2023 gives pro forma effect to the Business Combination as if it had been consummated on December 31, 2023. The unaudited pro forma condensed combined statements of operations for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 give pro forma effect to the Business Combination as if it had been consummated on April 1, 2022. See Note 4.

LG Studios (as adjusted) in the unaudited proforma condensed combined balance sheet as of December 31, 2023 is derived from the pro forma balance sheet information, as presented in Note 6, which reflects the historical balance sheet of LG Studios, inclusive of the preliminary estimated fair value of assets acquired and liabilities assumed upon the completed acquisition of eOne, on a pro forma basis as if the other transactions had been consummated on December 31, 2023. Similarly, LG Studios (as adjusted) in the unaudited proforma condensed combined statements of operations for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 are derived from the pro forma statement of operation information, as presented in Note 6, which combines the historical statements of operations of LG Studios and eOne on a pro forma basis as if the acquisition of eOne and other transactions had been consummated on April 1, 2022.

LG Studios’ fiscal year ends on March 31, eOne’s fiscal year ends on the last Sunday in December and SEAC’s fiscal year ends on December 31. The pro forma condensed combined financial information is presented on the basis of LG Studios’ fiscal year and combines the historical results of the fiscal periods of LG Studios, eOne and SEAC.

The unaudited pro forma condensed combined balance sheet as of December 31, 2023 has been prepared using, and should be read in conjunction with, the following:

•	LG Studios’ unaudited condensed combined balance sheet as of December 31, 2023 and the related notes included elsewhere in this proxy statement/prospectus; and

•	SEAC’s audited balance sheet as of December 31, 2023 and the related notes included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2023 has been prepared using, and should be read in conjunction with, the following:

•	LG Studios’ unaudited condensed combined statement of operations for the nine months ended December 31, 2023 and the related notes included elsewhere in this proxy statement/prospectus;

•	eOne’s unaudited combined statement of operations for the nine months ended October 1, 2023 and the related notes included elsewhere in this proxy statement/prospectus; and

•

SEAC’s unaudited condensed statement of operations for the nine months ended December 31, 2023 and the related notes included elsewhere in this proxy statement/prospectus, as adjusted to exclude SEAC’s results of operations for the three-months ended March 31, 2023 included in SEAC’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2023. Therefore, SEAC’s net income for the three-months ended March 31, 2023 of $8.0 million is excluded from the unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2023.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 2023 has been prepared using, and should be read in conjunction with, the following:

•	LG Studios’ audited combined statement of operations for the fiscal year ended March 31, 2023 and the related notes included elsewhere in this proxy statement/prospectus;

•	eOne’s audited combined statement of operations for the fiscal year ended December 25, 2022 and the related notes included elsewhere in this proxy statement/ prospectus; and

•	SEAC’s audited statement of operations for the year ended December 31, 2022 and the related notes included elsewhere in this proxy statement/prospectus.

The foregoing historical financial statements have been prepared in accordance with GAAP. The unaudited pro forma condensed combined financial information has been prepared based on the aforementioned historical financial statements and the assumptions and adjustments as described in the notes to the unaudited pro forma condensed combined financial information. Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any synergies, operating efficiencies, tax savings or cost savings that may be associated with the Transactions.

The pro forma adjustments reflecting the completion of the Transactions are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions based on information available to management at the current time.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of LG Studios, eOne and SEAC.

2. Accounting Policies

As part of preparing the unaudited pro forma condensed combined financial information, LG Studios conducted an initial review of the accounting policies and practices of SEAC and eOne to determine if differences in accounting policies and practices require reclassification of results of operations or reclassification of assets or liabilities to conform to LG Studios’ accounting policies and practices. Based on its initial analysis, management did not identify any differences between LG Studios and SEAC that would have a material impact on the unaudited pro forma condensed combined financial information; however preliminary reclassifications to eOne were identified and are reflected in the unaudited pro forma condensed combined financial information (see Note 6). LG Studios will continue its detailed review of SEAC’s and eOne’s accounting policies and practices and as a result of that review, LG Studios may identify additional differences between the accounting policies and practices of the companies that, when conformed, could have a material impact on the consolidated financial statements of Pubco following the Closing.

3. Autonomous Entity Adjustments to Unaudited Pro Forma Condensed Combined Financial Information Related to the Business Combination

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. Autonomous entity adjustments are presented as LG Studios has historically operated as part of Lionsgate and additional contractual agreements are expected to be executed to operate as a standalone reporting entity.

Autonomous Entity Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The unaudited pro forma condensed combined balance sheet as of December 31, 2023 does not reflect amounts for autonomous entity adjustments as management does not anticipate that the net asset impact derived from expected contractual arrangements, primarily related to the intercompany financing arrangements, will be materially different than the historical impact for the corporate debt that has been allocated by Lionsgate to LG Studios in its historical unaudited condensed combined balance sheet as of December 31, 2023.

Autonomous Entity Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The autonomous entity adjustments included in the unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 are as follows:

(A)

Reflects an adjustment to the estimated incremental portion of Lions Gate Parent’s corporate general and administrative functions and expenses, including stock based compensation expense for Lions Gate Parent equity awards, related to the corporate functions, that are expected to remain with LG Studios, pursuant to the execution of the shared-services agreement, which is subject to finalization. The shared-services agreement is expected to be executed in connection with the Closing and result in additional corporate expenses that will be incurred by LG Studios. The total amount of Lions Gate Parent’s corporate expenses to be recorded by LG Studios is expected to reflect all of Lions Gate Parent’s corporate general and administrative expenses, combined, less approximately $7.5 million and $10.0 million for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023, respectively, which are expected to remain with Lions Gate Parent.

(B)

Reflects the adjustment to income tax expense for the fiscal year ended March 31, 2023, as a result of the estimated state tax impact on the autonomous entity adjustment. No adjustment is reflected for the nine months ended December 31, 2023 based on LG Studios’ estimated annual effective tax rate for the fiscal year ending March 31, 2024 and LG Studios having a full valuation allowance on its net deferred tax asset.

4. Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Financial Information related to the Business Combination

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Pubco following the Closing, filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the expected number of Pubco shares outstanding, assuming the Business Combination occurred on April 1, 2022.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet related to the Business Combination

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2023 are as follows:

(a)

Reflects actual redemptions, net of increases in the Trust Account associated with interest earned between December 31, 2023 and the Extension Meeting. On April 9, 2024, 57,824,777 SEAC Class A Ordinary Shares were submitted for redemption in connection with the Extension Meeting. Such 57,824,777 SEAC Class A Ordinary Shares were redeemed at a redemption price of approximately $10.735 per share, for an aggregate of $620.8 million. The interest earned in the Trust Account between December 31, 2023 and April 10, 2024 was approximately $10.4 million. The adjustment to Class A Ordinary Shares subject to possible redemption reflects the decrease attributable to the redemption amount of $620.8 million, net of the accretion to the redemption value of $10.4 million.

(b)

Reflects the reclassification of cash and investments held in the Trust Account that becomes available following the Business Combination to cash and cash equivalents, assuming no additional redemptions (but takes into account redemptions that already occurred in connection with the Extension Meeting).

(c)

Reflects the payment of $6.5 million in deferred underwriters’ compensation in the no additional redemption scenario and reduced payment of $4.4 million in deferred underwriters’ compensation in the maximum redemption scenario subject to amended agreements with the underwriters. The payment reflects 3.5% of the estimated Trust Account at Closing of $184.4 million in the no additional redemption scenario and $125.0 million in the maximum redemption scenario, respectively, after giving effect to the redemptions, for a difference of $2.1 million between the no additional redemption scenario and maximum redemption scenario. The portion of the deferred underwriting fee that is not expected to be paid at Closing is reflected as an increase to additional paid-in capital, and then reclassified to Pubco Common Shares in Note 4(l) below.

(d)

Reflects proceeds of $225.0 million from the issuance and sale of (i) 18,172,378 shares of Pubco Common Shares at $9.63 per share and (ii) 4,918,839 shares of PubCo Common Shares at $10.165 per share pursuant to the Subscription Agreements and elimination of PIPE with reduction right liability of $18.3 million. Transaction costs of $6.8 million associated with the issuance and sale of shares of PubCo Common Shares are reflected and described in Note 4(k) below.

(e)	Reflects the reclassification of $184.3 million of SEAC Class A Ordinary Shares subject to possible redemption to permanent equity, assuming no additional redemptions.

(f)	Reflects the Sponsor Securities Repurchase of 16,740,000 SEAC Class B Ordinary Shares held by the Sponsor for $1.00 and 2,200,000 SEAC Sponsor Options.

(g)	Reflects the Class B Conversion of 2,010,000 SEAC Class B Ordinary Shares into 2,010,000 SEAC Class A Ordinary Shares.

(h)

Reflects the exchange of 19,185,223 SEAC Class A Ordinary Shares (including 2,010,000 SEAC Class A Ordinary Shares converted in adjustment 4(g) above) for 19,185,223 Pubco Common Shares, assuming no additional redemptions.

(i)	Reflects SEAC Private Placement Warrant Forfeiture of 11,733,333 SEAC Private Placement Warrants held by the Sponsor.

(j)	Reflects the SEAC Public Warrant Exchange for the exchange of 25,000,000 SEAC Public Warrants for $0.50 per whole public warrant.

(k)

Reflects preliminary estimated transaction costs incurred by LG Studios and SEAC of approximately $11.1 million and $16.2 million, respectively, for legal, financial advisory and other professional fees.

•	For LG Studios’ estimated transaction costs:

•	adjustment reflects elimination of $1.8 million of transaction costs that were deferred in other current assets and accrued in other accrued liabilities as of December 31, 2023;

•	adjustment reflects elimination of $0.1 million of transaction costs that were deferred in other current assets and paid as of December 31, 2023;

•	adjustment reflects a reduction of cash of $11.0 million, which represents LG Studio’s estimated transaction costs less amounts previously paid by LG Studios as of December 31, 2023;

•	adjustment reflects $11.1 million of estimated transaction costs capitalized and offset against the proceeds from the Business Combination and reflected as a decrease in Pubco Common Shares.

•	For SEAC’s estimated transaction costs, which exclude the deferred underwriting compensation described in Note 4(b) above:

•	adjustment reflects $3.6 million of transaction costs accrued by SEAC in other accrued liabilities and recognized as expense as of December 31, 2023;

•	adjustment reflects $0.4 million of transaction costs recognized in expense and paid as of December 31, 2023;

•

adjustment reflects $15.9 million of transaction costs as a reduction of cash, which represents SEAC’s preliminary estimated transaction costs less amounts previously paid by SEAC as of December 31, 2023; and

•

adjustment reflects $5.5 million of transaction costs as an adjustment to accumulated deficit as of December 31, 2023, which represents the total estimated SEAC transaction costs less $4.0 million previously recognized by SEAC as of December 31, 2023 and $6.8 million of estimated transaction costs capitalized and offset against the proceeds from the Business Combination and reflected as a decrease in Pubco Common Shares.

(l)	Reflects the reclassification of SEAC additional paid-in capital to Pubco Common Shares.

(m)	Reflects the recapitalization of LG Studios’ parent net investment into 253,435,794 Pubco Common Shares, which is adjusted to accumulated deficit.

(n)	Reflects the elimination of SEAC’s historical accumulated deficit after recording the transaction costs to be incurred by SEAC as described in Note 4(k) above.

(o)

Reflects the transfer of the Post-Arrangement Repayment Amount in cash to Lions Gate Parent. In a no additional redemption scenario, the Post-Arrangement Repayment Amount is calculated based on the aggregate transaction proceeds of approximately $409.4 million (based on the amount estimated to be in the Trust Account as of April 10, 2024), less SEAC transaction expenses as described in Note 4(k) above, less amounts payable pursuant to the SEAC Public Warrant Exchange described in Note 4(j) above and less the deferred underwriters compensation described in Note 4(c) above. In the maximum redemption scenario, the Post-Arrangement Repayment Amount is calculated based on the aggregate transaction proceeds of $350.0 million, less SEAC transaction expenses as described in Note 4(k) above, less amounts payable pursuant to the SEAC Public Warrant Exchange described in Note 4(j) above and less the deferred underwriters compensation described in Note 4(c) above.

(p)

Reflects the maximum redemption of 5,531,192 SEAC Class A Ordinary Shares for approximately $59.4 million at a redemption price of approximately $10.735 per share (based on the amount estimated to be in the Trust Account as of April 10, 2024, less actual redemptions in connection with the Extension Meeting).

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations related to the Business Combination

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023, are as follows:

(aa)

Reflects pro forma adjustment to eliminate historical expenses related to SEAC’s administrative, financial and support services paid to the Sponsor, which will terminate upon consummation of the Business Combination.

(bb)	Reflects pro forma adjustment to eliminate interest from investments held in Trust Account.

(cc)

Reflects pro forma adjustment to eliminate PIPE with reduction right expense and change in fair value of PIPE with reduction right liability which will be settled with the issuance of PIPE shares, as described in Note 4(c) above.

(dd)	Reflects pro forma adjustment to eliminate change in fair value of SEAC Private Placement Warrants, which are forfeited as part of the Business Combination, as described in Note 4(i) above.

(ee)

Reflects pro forma adjustment to reduce interest expense for the reduction of debt associated with the transfer of the Post-Arrangement Repayment Amount in cash to Lions Gate Parent, as described in Note 4(o) above.

(ff)

No income tax adjustment is reflected for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 based on LG Studio’s estimated annual effective tax rate for the fiscal years ending March 31, 2024 and 2023, respectively, and LG Studio having a full valuation allowance on its net deferred tax asset.

5. Income (loss) per Share

Reflects the net income (loss) per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since April 1, 2022. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Business Combination and related transactions have been outstanding for the entire periods presented. When assuming maximum redemption, this calculation is adjusted to eliminate such shares for the entire period.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023:

	Nine Months Ended December 31, 2023		Year Ended March 31, 2023
	Assuming No Additional Redemptions	Assuming Maximum Redemptions	Assuming No Additional Redemptions	Assuming Maximum Redemptions
Pro forma net income (loss) attributable to common shareholders (in millions)	$(337.6)	$(340.7)	$47.2	$43.1
Pro forma weighted average shares outstanding, basic and diluted	295,712,234	290,181,042	295,712,234	290,181,042
Pro forma net income (loss) per share, basic and diluted	$(1.14)	$(1.17)	$0.16	$0.15
Pro forma weighted average shares calculation, basis and diluted
SEAC Public Shareholders	17,175,223	11,644,031	17,175,223	11,644,031
SEAC Sponsor and its permitted transferees (1)	2,010,000	2,010,000	2,010,000	2,010,000
PIPE Investors	23,091,217	23,091,217	23,091,217	23,091,217
Lions Gate Parent	253,435,794	253,435,794	253,435,794	253,435,794

	295,712,234	290,181,042	295,712,234	290,181,042

(1)

The pro forma basic and diluted shares of the holders of SEAC Sponsor shares exclude the options to purchase 2,200,000 Pubco Common Shares subject to certain vesting restrictions set forth in the Sponsor Option Agreement.

6. Adjustments to LG Studios for the Acquisition of eOne and Other Transactions

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information has been prepared to illustrate the preliminary estimated effect of LG Studios’ acquisition of eOne and other transactions, prior to the Autonomous Entity Adjustments described in Note 3 and prior to the Transaction Accounting Adjustments related to the Business Combination described in Note 4, and has been prepared for informational purposes only.

LG Studios (as adjusted) in the unaudited proforma condensed combined balance sheet as of December 31, 2023 reflects the historical balance sheet of LG Studios, inclusive of the preliminary estimated fair value of assets acquired and liabilities assumed upon the completed acquisition of eOne described below, adjusted for the other transactions as if they had been consummated on December 31, 2023.

	LG Studios (Historical)	Other Adjustments			LG Studios (As Adjusted)
Assets
Cash and cash equivalents	$247.1	$—	(A	)(B)	$247.1
Accounts receivable, net	734.1				734.1
Due from Starz Business	66.5				66.5
Other current assets	417.1				417.1

Total current assets	1,464.8	—			1,464.8

Investment in films and television programs, net	1,908.2				1,908.2
Property and equipment, net	35.9				35.9
Investments	71.5				71.5
Intangible assets, net	26.9				26.9
Goodwill	801.4				801.4
Other assets	810.4				810.4

Total assets	$5,119.1	$—			$5,119.1

Liabilities
Accounts payable	$214.1				$214.1
Content related payables	66.7				66.7
Other accrued liabilities	263.3				263.3
Participations and residuals	595.9				595.9
Film related obligations	1,258.2				1,258.2
Debt - short term portion	50.3				50.3
Deferred revenue	248.0				248.0

Total current liabilities	2,696.5	—			2,696.5

Debt	1,542.4	194.1	(A	)	1,736.5
Participations and residuals	472.0				472.0
Film related obligations	554.4				554.4
Other liabilities	338.8	158.4	(C	)	497.2
Deferred revenue	81.5				81.5
Deferred tax liabilities	18.8				18.8

Total liabilities	5,704.4	352.5			6,056.9

Commitments and contingencies
Redeemable noncontrolling interest	406.2	(352.5)	(B	)(C)	53.7
Equity (Deficit)
Parent net investment	(1,090.5)				(1,090.5)
Accumulated other comprehensive income	97.2				97.2

Total parent equity (deficit)	(993.3)	—			(993.3)
Noncontrolling interest	1.8				1.8

Total equity (deficit)	(991.5)	—			(991.5)

Total liabilities, redeemable noncontrolling interest and equity (deficit)	$5,119.1	$—			$5,119.1

LG Studios (as adjusted) in the unaudited pro forma condensed combined statements of operations for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 combines the historical statements of operations of LG Studios and eOne for such periods as described in Note 1, on a pro forma basis as if the acquisition of eOne and other transactions had been consummated on April 1, 2022, the beginning of the earliest period presented. As the eOne acquisition occurred on December 27, 2023, the historical statement of operations of LG Studios for the nine months ended December 31, 2023 includes four days of activity of eOne, which was not material.

	For the Nine Months Ended December 31, 2023	For the Nine Months Ended October 1, 2023							For the Nine Months Ended December 31, 2023
	LG Studios (Historical)	eOne (As Reclassified)	PPA Adjustments			Other Adjustments			LG Studios (As Adjusted)
Revenue:
Revenue	$1,684.2	$419.3							$2,103.5
Revenue- Starz Business	422.1	—							422.1

Total revenue	2,106.3	419.3	—			—			2,525.6
Expenses:
Direct operating	1,306.0	320.5	(49.5)	(AA	)				1,577.0
Distribution and marketing	346.0	28.4							374.4
General and administration	261.6	87.5							349.1
Depreciation and amortization	11.1	18.5	(13.5)	(BB	)				16.1
Restructuring and other	61.5	—							61.5
Impairment of goodwill and trade name	—	296.2							296.2

Total expenses	1,986.2	751.1	(63.0)			—			2,674.3

Operating income (loss)	120.1	(331.8)	63.0			—			(148.7)
Interest expense	(157.1)	(29.4)				(30.6)	(DD	)	(217.1)
Interest and other income	6.9	5.5							12.4
Other expense	(14.3)	(2.8)							(17.1)
Gain on investments, net	2.7	—							2.7
Equity interests income	5.7	—							5.7

Income (loss) before income taxes	(36.0)	(358.5)	63.0			(30.6)			(362.1)
Income tax provisions	(16.7)	38.4	—	(CC	)	—	(EE	)	21.7

Net income (loss)	(52.7)	(320.1)	63.0			(30.6)			(340.4)
Less: Net loss (income) attributable to noncontrolling interests	6.2	—				(3.5)	(FF	)	2.7

Net income (loss) attributable to Parent	$(46.5)	$(320.1)	$63.0			$(34.1)			$(337.7)

	For the Year Ended March 31, 2023	For the Year Ended December 25, 2022							For the Year Ended March 31, 2023
	LG Studios (Historical)	eOne (As Reclassified)	PPA Adjustments			Other Adjustments			LG Studios (As Adjusted)
Revenue:
Revenue	$2,308.3	$827.8							$3,136.1
Revenue- Starz Business	775.5	—							775.5

Total revenue	3,083.8	827.8	—			—			3,911.6
Expenses:
Direct operating	2,207.9	634.5	(91.6)	(AA	)				2,750.8
Distribution and marketing	304.2	19.3							323.5
General and administration	387.0	127.4							514.4
Depreciation and amortization	17.9	26.0	(19.7)	(BB	)				24.2
Restructuring and other	27.2	23.8							51.0

Total expenses	2,944.2	831.0	(111.3)			—			3,663.9

Operating income (loss)	139.6	(3.2)	111.3			—			247.7
Interest expense	(162.6)	(14.0)				(40.7)	(DD	)	(217.3)
Interest and other income	6.4	3.2							9.6
Other expense	(21.2)	6.7							(14.5)
Loss on extinguishment of debt	(1.3)	—							(1.3)
Gain on investments, net	44.0	—							44.0
Equity interests income	0.5	—							0.5

Income (loss) before income taxes	5.4	(7.3)	111.3			(40.7)			68.7
Income tax provisions	(14.3)	(12.7)	—	(CC	)	0.6	(EE	)	(26.4)

Net income (loss)	(8.9)	(20.0)	111.3			(40.1)			42.3
Less: Net loss (income) attributable to noncontrolling interests	8.6	(0.6)				(7.4)	(FF	)	0.6

Net income (loss) attributable to Parent	$(0.3)	$(20.6)	$111.3			$(47.5)			$42.9

eOne Historical Financial Statements- Reclassifications

Certain preliminary reclassification adjustments have been made to the historical presentation of eOne financial information in order to conform to LG Studios’ statement of operations, see Note 2.

The following summarizes reclassification adjustments to eOne’s historical statement of operations for the fiscal year ended March 31, 2023 for purposes of the unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 2023. There were no material reclassification adjustments to eOne’s historical statement of operations for the nine months ended December 31, 2023 identified.

	eOne (Historical)	Reclassification		eOne (as reclassified)
	(Amounts in millions)
Net revenues	$827.8	—		$827.8
Costs and expenses:
Direct operating	634.5	—		634.5
Distribution and marketing	19.3	—		19.3
General and administration	151.2	(23.8)	(1)	127.4
Depreciation and amortization	26.0	—		26.0
Restructuring and other	—	23.8	(1)	23.8

Total costs and expenses	831.0	—		831.0

Operating loss	(3.2)	—		(3.2)

Interest expense	(14.0)	—		(14.0)
Interest income	3.2	—		3.2
Other expense, net	6.7	—		6.7

Loss before income taxes	(7.3)	—		(7.3)
Income tax provision (benefit)	(12.7)	—		(12.7)

Net loss	(20.0)	—		(20.0)
Less: Net earnings attributable to noncontrolling interests	(0.6)	—		(0.6)

Net loss attributable to Entertainment One Film and Television Business	$(20.6)	—		$(20.6)

(1)

Adjustment to conform eOne’s classification of restructuring and other expense of $23.8 million from general and administration expense to restructuring and other consistent with LG Studios’ classification.

LG Studios’ acquisition of eOne

LG Studios accounted for the acquisition of eOne as a business combination in accordance with GAAP. Accordingly, the purchase price attributable to the acquisition of eOne was allocated to the assets acquired and liabilities assumed based on their preliminary estimated fair values. See Note 2 of LG Studios’ condensed combined financial statements as of and for the nine months ended December 31, 2023 for information on the purchase consideration, fair value estimates of the assets acquired and liabilities assumed, and resulting goodwill as of the December 27, 2023 acquisition date.

In determining the fair value of the assets acquired and liabilities assumed, the Company considered the purchase price of eOne and the underlying cash flows projected in assessing the purchase price for eOne, the competitive bidding process and perspectives of a market participant. With the exception of eOne’s investment in film and television programs, certain property and equipment and right of use assets, the fair value of eOne’s assets and liabilities were determined to approximate book value, with little subjective estimation required (i.e. the fair value of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, participations and residuals, film related obligations and other liabilities were estimated to approximate their book values). The adjustment to the historical carrying value of investment in film and television programs of eOne resulting from the estimate of fair value was the largest subjective adjustment required in allocating the estimated purchase price. Investment in film and television programs includes films and television programs in development, released and unreleased titles and older titles as part of the film and television program library. There are inherent uncertainties in estimating the future cash flows for film and television programs with a higher degree of uncertainty associated with unreleased titles. Such inherent uncertainties could result in a range of estimates in fair value by different market participants.

The preliminary fair value of film and television programs and library was estimated under the principles of ASC 805, which requires assets acquired and liabilities assumed to be measured at fair value as defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This measurement of fair value will inherently differ from the carrying value of investment in film and television programs and library recorded under ASC 926, Entertainment Films (“ASC 926”) The preliminary estimate of the fair value of investment in film and television programs and acquired library was based on projected cash flows from a market participant perspective and were discounted to present value using a discount rate commensurate with the risk of achieving those cash flows of approximately 11.5%. In addition, the discounted cash flow reflects costs for other items such as taxes, certain contributory asset charges, and overhead, which resulted in the fair value estimated under ASC 820 being less than the carrying values of those assets under ASC 926.

Under ASC 805, where the total purchase price exceeds the fair value of the assets acquired and liabilities assumed, the excess is reflected as goodwill, and where the fair value of the assets acquired and liabilities assumed exceeds the total purchase price, the difference results in a gain on the purchase. The preliminary purchase price allocation resulted in approximately $5.8 million of goodwill. A 10% increase in the valuation of investment in film and television programs would result in a bargain purchase gain of approximately $31.0 million, as compared to a 10% decrease in the valuation of investment in film and television programs which would result in an increase in goodwill of approximately $36.8 million.

Other Adjustments to the unaudited pro forma condensed combined balance sheet

(A)

Reflects drawdown of $194.1 million from LG Studios revolving credit facility and increase in cash, which was used to finance the acquisition of the additional interest in 3 Arts Entertainment for $194.1 million. The drawdown on the revolving credit facility is classified as noncurrent debt based on the maturity date of April 6, 2026.

(B)	Reflects LG Studios acquisition of an additional 25% of 3 Arts Entertainment (a consolidated majority owned subsidiary) in January 2024 for $194.1 million in cash.

(C)

Reflects the reclass of substantially all of the remaining 3 Arts Entertainment noncontrolling interest to other liabilities resulting from the modification of contractual terms, which terms now require liability classification.

PPA Adjustments to the unaudited pro forma condensed combined statements of operations

The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023 includes the following adjustments:

(AA)

Reflects estimated decreases of $49.5 million and $91.6 million in amortization expense for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023, respectively, resulting from the preliminary allocation of purchase consideration to investments in film and television programs, subject to amortization, and adjusting the content library to the preliminary fair value. See Note 2 of LG Studios’ condensed combined financial statements as of and for the nine months ended December 31, 2023 for information on the estimated fair values as of the acquisition date, useful lives and amortization method of acquired investments in film and television programs.

(BB)

Reflects estimated decreases of $13.5 million and $19.7 million for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023, respectively, in amortization and depreciation expense resulting from the preliminary allocation of purchase consideration to definite-lived intangible assets subject to amortization and property and equipment. See Note 2 of LG Studios’ condensed combined financial statements as of and for the nine months ended December 31, 2023 for information on the estimated fair values as of the acquisition date, useful lives and amortization method of acquired definite-lived intangible assets subject to amortization and property and equipment.

(CC)

No income tax adjustment is reflected for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023 based on LG Studio’s estimated annual effective tax rate for the fiscal years ending March 31, 2024 and 2023, respectively, and LG Studio having a full valuation allowance on its net deferred tax asset.

Other Adjustment to the unaudited pro forma condensed combined statements of operations

(DD)

Reflects the estimated incremental interest expense resulting from the $375.0 million drawdown and $194.1 million drawdown from LG Studios revolving credit facility to fund the acquisition of eOne and the acquisition of additional interest in 3 Arts Entertainment for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023. The unaudited pro forma financial information reflects an assumed interest rate of 7.16%, based on the Secured Overnight Financing Rate (“SOFR”) as of December 27, 2023 and terms of LG Studios’ revolving credit facility. If the actual annual interest rate of the credit facility were to vary by 1/8th of a percent, the pro forma adjustment for interest expense would change by $0.7 million.

(EE)

Reflects the adjustment to income tax expense for the fiscal year ended March 31, 2023, as a result of the estimated state tax impact on the other adjustments. No adjustment is reflected for the nine months ended December 31, 2023 based on LG Studios’ estimated annual effective tax rate for the fiscal year ending March 31, 2024 and LG Studios having a full valuation allowance on its net deferred tax asset.

(FF)

Reflects the adjustment to net loss attributable to noncontrolling interests as a result of the decrease in LG Studio’s redeemable noncontrolling interest in 3 Arts Entertainment and resulting reclassification of the remaining noncontrolling interest to other liabilities.

BUSINESS OF LG STUDIOS AND CERTAIN INFORMATION ABOUT STUDIOCO

All amounts discussed in this section are in millions of U.S. dollars, unless otherwise indicated. This section discusses the business of StudioCo, or LG Studios, as constituting Lions Gate Parent’s businesses excluding the Starz Business, assuming the completion of all of the transactions described in this registration statement, including the LG Internal Restructuring. Unless the context otherwise requires, references in this section to Lionsgate are to Lions Gate Parent.

Introduction

StudioCo was formed on March 28, 2023 as a British Columbia corporation and was converted into a British Columbia unlimited liability company on December 13, 2023.

Overview

LG Studios encompasses world-class motion picture and television studio operations, designed to bring a unique and varied portfolio of entertainment to consumers around the world. LG Studios’ film, television and location-based entertainment businesses are backed by a more than 20,000-title library and a valuable collection of iconic film and television franchises.

LG Studios manages and reports its operating results through two reportable business segments: Motion Picture and Television Production. LG Studios refers to its Motion Picture and Television Production segments as its Studio Business.

Segment Information

Motion Picture: LG Studios’ Motion Picture segment includes revenues derived from the following:

•

Theatrical. The domestic theatrical release of motion pictures licensed to theatrical exhibitors on a picture-by-picture basis (distributed by LG Studios directly in the U.S. and through a sub-distributor in Canada). The revenues from Canada are reported net of distribution fees and release expenses of the Canadian sub-distributor. The financial terms that LG Studios negotiates with its theatrical exhibitors in the U.S. generally provide that LG Studios receives a percentage of the box office results.

•

Home Entertainment. The sale or rental of LG Studios’ film productions and acquired or licensed films and certain television programs (including theatrical and direct-to-video releases) on packaged media and through digital media platforms (including pay-per-view and video-on-demand platforms, electronic sell through, and digital rental). In addition, LG Studios has revenue sharing arrangements with certain digital media platforms which generally provide that, in exchange for a nominal or no upfront sales price, LG Studios shares in the rental or sales revenues generated by the platform on a title-by-title basis.

•

Television. The licensing of LG Studios’ theatrical productions and acquired films to the linear pay, basic cable and free television markets. In addition, when a license in LG Studios’ traditional pay television window is made to a subscription video-on-demand or other digital platform, the revenues are included here.

•

International. The (i) licensing of LG Studios’ productions, acquired films, LG Studios’ catalog product and libraries of acquired titles to international distributors, on a territory-by-territory basis, and (ii) the direct distribution of LG Studios’ productions, acquired films, and LG Studios’ catalog product and libraries of acquired titles in the United Kingdom.

•	Other. Among others, the licensing of LG Studios’ film and television and related content (e.g., games, music, location-based entertainment royalties, etc.) to other ancillary markets.

Television Production: LG Studios’ Television Production segment includes revenues derived from the following:

•

Television. The licensing to domestic markets (linear pay, basic cable, free television and syndication) of scripted and unscripted series, television movies, mini-series and non-fiction programming. Television revenues include fixed fee arrangements as well as arrangements in which LG Studios earns advertising revenue from the exploitation of certain content on television networks. Television revenues also include revenue from licenses to subscription video-on-demand platforms in which the initial license of a television series is to a subscription video-on-demand platform.

•	International. The licensing and syndication to international markets of scripted and unscripted series, television movies, mini-series and non-fiction programming.

•	Home Entertainment. The sale or rental of television production movies or series on packaged media and through digital media platforms.

•

Other. Among others, the licensing of LG Studios’ television programs to other ancillary markets, the sales and licensing of music from the television broadcasts of LG Studios’ productions, and from commissions and executive producer fees earned related to talent management.

Segment Revenue

For the nine months ended December 31, 2023, contributions to the combined revenues of LG Studios from its reporting segments included Motion Picture, 59.1% and Television Production, 40.9%.

Within the Motion Picture segment, revenues were generated from the following:

•	Theatrical, 15.6%;

•	Home Entertainment, 44.8%;

•	Television, 17.2%;

•	International, 20.5%; and

•	Motion Picture-Other, 1.9%.

Within the Television Production segment, revenues were generated from the following:

•	Television, 64.4%;

•	International, 16.0%;

•	Home Entertainment, 13.3%; and

•	Television Production-Other, 6.3%.

Corporate Strategy

LG Studios manages a large and diversified portfolio of film and television content that it licenses to theatrical exhibitors, streaming, broadcast, pay cable and other platform partners worldwide. LG Studios maintains a disciplined, targeted and cost-effective approach to the acquisition, production, marketing and distribution of that content. This strategic focus on content makes it a preferred supplier to third-party buyers. The extension of LG Studios’ portfolio of brands and franchises, creation of new intellectual properties and rigorous focus on retaining key rights to its content is designed to create incremental long-term value for shareholders through a combination of current releases and one of the most valuable film and television libraries in the world.

Motion Picture - Theatrical

Production and Acquisition

LG Studios takes a disciplined approach to theatrical production, with the goal of producing content that can be distributed through various domestic and international platforms. In doing so, LG Studios may mitigate the financial risk associated with production by:

•	Negotiating co-financing development and co-production agreements which may provide for cost-sharing with one or more third-parties;

•

Pre-licensing international distribution rights on a selective basis, including through international output agreements (which license rights to distribute a film in one or more media generally for a limited term, and in one or more specific territories prior to completion of the film);

•

Structuring agreements that provide for talent participation in the financial success of the film in exchange for reduced guaranteed “up-front payments” that would be paid regardless of the film’s success; and

•

Utilizing governmental incentives, programs and other structures from state and foreign countries (e.g., sales tax refunds, transferable tax credits, refundable tax credits, low interest loans, direct subsidies or cash rebates, calculated based on the amount of money spent in the particular jurisdiction in connection with the production).

LG Studios’ approach to acquiring films complements its theatrical production strategy—LG Studios typically seeks to limit its financial exposure while adding films with high potential for commercial box office success, critical recognition and successful monetization across a broad array of platforms.

Distribution

The economic life of a motion picture may consist of its exploitation in theaters, on packaged media and on various digital and television platforms in territories around the world. LG Studios generally distributes motion pictures directly to movie theaters in the U.S. whereby the exhibitor retains a portion of the gross box office receipts and the balance is remitted to the distributor. Concurrent with their release in the U.S., films are generally released in Canada and one or more other foreign countries. LG Studios constructs release schedules taking into account moviegoer attendance patterns and competition from other studios’ scheduled theatrical releases. After the initial theatrical release, distributors seek to maximize revenues by releasing films in sequential release date windows, which may be exclusive against other non-theatrical distribution platforms. In certain circumstances, LG Studios’ distribution strategy has and may continue to change, and certain films intended for theatrical release may be licensed to other platforms.

Producing, marketing and distributing films can involve significant risks and costs, and can cause LG Studios’ financial results to vary depending on the timing of a film’s release. For instance, marketing costs are generally incurred before and throughout the theatrical release of a film and are expensed as incurred. Therefore, LG Studios typically incurs losses with respect to a particular film prior to and during the film’s theatrical exhibition, and profitability for the film may not be realized until after its theatrical release window. Further, LG Studios may revise the release date of a film as the production schedule changes or in such a manner as LG Studios believes is likely to maximize revenues or for other business reasons. Additionally, there can be no assurance that any of the films scheduled for release will be completed and/or in accordance with the anticipated schedule or budget, or that the film will ever be released.

Theatrical Releases

For the fiscal year ended March 31, 2024, LG Studios released twenty-six (26) films theatrically in the U.S. across its labels (including with LG Studios’ partnership with Roadside Attractions). Such titles and their release patterns included the following:

Fiscal 2024 Theatrical Releases
Title	Release Date	Release Pattern	Label/Partnership
Are You There God? It’s Me, Margaret	April 28, 2023	Theatrical and Accelerated Home Entertainment	Lionsgate
Sisu	April 28, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
About My Father	May 26, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
The Blackening	June 16, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
Joy Ride	July 7, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
Expend4bles	September 22, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
Saw X	September 29, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
The Hunger Games: The Ballad of Songbirds & Snakes	November 17, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
Silent Night	December 1, 2023	Theatrical and Premium Video-on-Demand	Lionsgate
Ordinary Angels	February 23, 2024	Theatrical and Premium Video-on-Demand	Lionsgate
Imaginary	March 8, 2024	Theatrical and Premium Video-on-Demand	Lionsgate
Arthur the King	March 15, 2024	Theatrical and Premium Video-on-Demand	Lionsgate

Fiscal 2024 Theatrical Releases
Title	Release Date	Release Pattern	Label/Partnership
Somewhere in Queens	April 21, 2023	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Fool’s Paradise	May 12, 2023	Theatrical and Premium Video-on-Demand	Roadside Attractions
The Last Rider	June 23, 2023	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Black Ice	July 14, 2023	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Dreamin’ Wild	August 4, 2023	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Retribution	August 25, 2023	Theatrical and Premium Video-on-Demand	Roadside Attractions
Camp Hideout	September 15, 2023	Theatrical and Accelerated Home Entertainment	Roadside Attractions
The Marsh King’s Daughter	November 3, 2023	Theatrical and Premium Video-on-Demand	Roadside Attractions

Fiscal 2024 Theatrical Releases
Title	Release Date	Release Pattern	Label/Partnership
Beyond Utopia	November 3, 2023	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Scrambled	February 2,2024	Theatrical and Accelerated Home Entertainment	Roadside Attractions
The Monk and the Gun	February 9, 2024	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Bring Him to Me	February 23, 2024	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Accidental Texan	March 8, 2024	Theatrical and Accelerated Home Entertainment	Roadside Attractions
Asphalt City	March 29, 2024	Theatrical and Accelerated Home Entertainment	Roadside Attractions

LG Studios continues to evaluate release strategies of its films by releasing solely and/or earlier on streaming platforms, initially releasing on premium video-on-demand, premium electronic sell-through, or by licensing directly to streaming platforms. In doing so, LG Studios capitalizes on increased optionality in distribution and maintains a platform agnostic approach to distribution to take full advantage of new windowing opportunities and alternative distribution strategies (while also continuing to work closely with LG Studios’ theatrical exhibition partners).

Nominations and Awards

LG Studios and its affiliated companies (including its wholly-owned subsidiaries, Artisan Pictures, eOne, Mandate Pictures and Summit Entertainment, and Roadside Attractions, of which Lions Gate Parent owns a 43% equity interest) have distributed films that have earned numerous Academy Awards®, Golden Globe Awards®, Producers Guild Awards®, Screen Actors Guild Awards®, Directors Guild Awards®, BAFTA Awards and Independent Spirit Awards nominations and wins.

Motion Picture - Home Entertainment

LG Studios’ U.S. home entertainment distribution operation exploits its film and television content library of more than 20,000 motion picture titles and television episodes and programs, consisting of titles from, among others, Lions Gate Parent, Lionsgate Television, Starz, LG Studios’ subsidiaries, affiliates and joint ventures (such as Anchor Bay Entertainment, Artisan Entertainment, eOne, Grindstone Entertainment Group, Roadside Attractions, Summit Entertainment, Trimark and Vestron), as well as titles from third parties such as A24, A&E, AMC, Entertainment Studios, Gravitas, Saban Entertainment, StudioCanal, STX Entertainment, Tyler Perry Studios Visiona Romantica and Zoetrope. Home entertainment revenue consists of packaged media and digital revenue.

Packaged Media

LG Studios’ packaged media distribution involves the marketing, promotion and/or sale of DVDs/Blu-ray/4K Ultra HD discs to wholesalers and retailers in the U.S. and Canada. Fulfillment of physical distribution services are substantially licensed to Sony Pictures Home Entertainment. LG Studios distributes or sells content directly to retailers such as Wal-Mart, Target, Amazon and others who buy large volumes of LG Studios’ discs to sell directly to consumers.

Digital Media

LG Studios considers alternative distribution strategies for its films and releases several titles solely and/or in an accelerated post-theatrical window on various digital platforms (including multi-platform distribution). LG

Studios directly distributes this and other content (including certain titles not distributed theatrically or on physical media) across a wide range of global distribution platforms and networks on an on-demand basis (whereby the viewer controls the timing of broadcast) through dozens of transactional (transactional video-on-demand and electronic-sell-through), subscription, ad-supported and free video-on-demand platforms. LG Studios also directly distributes content on a linear distribution basis (i.e., whereby the programmer controls the timing of playback) through various linear pay, basic cable, and free, over-the-air television platforms worldwide. Transactional video-on-demand services to which we license our content include, among others, Prime Video, Apple TV, Fandango at Home, YouTube, Google TV, Comcast Xfinity and Microsoft Movies & TV; subscription video-on demand services to which LG Studios licenses its content include, among others, Netflix, Hulu, Prime Video, Peacock, Paramount+ and Max; ad-supported video-on-demand services to which LG Studios licenses its content include, among others, The Roku Channel, Tubi TV, YouTube, Samsung and Pluto; and linear networks to which LG Studios distributes its content include, among others, pay television networks such as STARZ, MGM+, HBO and Showtime, and basic cable network groups such as NBCUniversal Cable Entertainment, Paramount Global Domestic Media Networks, Disney Entertainment, Warner Media Entertainment Networks and AMC Networks, as well as Bounce, Telemundo and UniMás. Additionally, we own and operate a suite of 14 multi-content and single series FAST channels carried by various platforms including, among others, Samsung, The Roku Channel, and Pluto.

Motion Picture - Television

LG Studios licenses its theatrical productions and acquired films to the domestic linear pay, basic cable and free television markets. For additional information regarding such distribution, see “Motion Picture – Home Entertainment—Digital Media.”

Motion Picture - International

LG Studios’ international sales operations are headquartered at its offices in London, England. The primary components of LG Studios’ international business are, on a territory-by-territory basis through third parties or directly through its international divisions:

•	The licensing of rights in all media of its in-house feature film product and third-party acquisitions on an output basis;

•	The licensing of rights in all media of its in-house product and third-party acquisitions on a sales basis for non-output territories;

•	The licensing of third-party feature films on an agency basis; and

•	Direct distribution of theatrical and/or ancillary rights licensing.

LG Studios licenses rights in all media on a territory-by-territory basis (other than the territories where LG Studios self-distributes) of (i) LG Studios’ in-house feature film product, and (ii) films produced by third parties such as Ace Entertainment, Buzzfeed, Fifth Season, Asbury Park Pictures and Endurance Media. Films licensed and/or released by LG Studios internationally in fiscal 2024, included such in-house productions as The Hunger Games: The Ballad of Songbirds & Snakes, Are You There God? It’s Me Margaret, About My Father, Joy Ride, Saw X, Highlander, Now You See Me 3, Michael, Imaginary, Never Let Go(f/k/a Motherland) and Miller’s Girl, as well as films produced by third parties such as Flight Risk, Anniversary, Ordinary Angels, Unsung Hero, The Blackening, The Strangers Trilogy, One Ranger, Float, Puppy Love, Love in Taipei and Love at First Sight. Third-party films for which LG Studios was engaged as exclusive sales agent and/or released by LG Studios internationally for the nine months ended December 31, 2023 included Bone Yard and The Fabulous Four.

Through LG Studios’ territory-by-territory sales and an output arrangement in France (for all rights for all media, including home entertainment and television eights), LG Studios generally covers a substantial portion of the production budget or acquisition cost of new theatrical releases which LG Studios licenses and distributes internationally. LG Studios also distributes theatrical titles in Latin America through International Distribution Company, as well as theatrical rights in Canada through Cineplex Pictures.

LG Studios also self-distributes motion pictures in the United Kingdom and Ireland through Lions Gate International UK (“Lionsgate UK”).

For the fiscal year ended March 31, 2024, Lionsgate UK released the following theatrical titles:

Fiscal 2024
Lionsgate UK
Title	Release Date
Are You There God? It’s Me, Margaret	May 19, 2023
Joy Ride	August 4, 2023
Cobweb	September 1, 2023
Expend4bles	September 22, 2023
Saw X	September 29, 2023
The Miracle Club	October 13, 2023
Anatomy of a Fall	November 10, 2023
The Hunger Games: The Ballad of Songbirds & Snakes	November 17, 2023
The Iron Claw	February 9, 2024
Imaginary	March 8, 2024

Motion Picture - Other

Global Products and Experiences

LG Studios’ Global Products and Experiences division drives incremental revenue and builds consumer engagement across LG Studios’ entire portfolio of properties via live shows and experiences, location-based entertainment destinations, games, physical and digital merchandise, and through select strategic partnerships and investments.

Within the division, LG Studios’ Global Live Entertainment business focuses on licensing, developing, and producing live stage shows, concerts, and live immersive experiences and events based on LG Studios’ theatrical and television content. LG Studios has announced multiple live entertainment projects, including Wonder, Nashville and La La Land for Broadway, The Hunger Games for London, as well as a live dance show inspired by the Step Up film franchise. Live to film concerts currently touring globally include La La Land, Dirty Dancing and Twilight.

LG Studios’ Interactive Entertainment business focuses on growing a slate that includes games across PC/console, mobile, virtual reality and more, both through stand-alone games based solely on LG Studios’ content and the integration of LG Studios’ properties with marquee games and platforms such as Call of Duty, Dead By Daylight, Roblox and Fortnite, as well as Web3 projects, including the SANDBOX.

LG Studios’ Location Based Entertainment business licenses and produces LG Studios’ Lionsgate, theatrical, and television brands for theme parks, destinations, and stand-alone attractions and experiences. Attractions based on The Hunger Games, John Wick, Now You See Me, SAW and other intellectual property can be found at theme parks and destinations in the United States, United Kingdom, the Middle East, including the John Wick Experience opening in Las Vegas later in 2024. Lionsgate has also partnered with Six Flags to open SAW themed haunted houses across multiple Six Flags theme parks during the Halloween season.

LG Studios’ Consumer Products business licenses and develops products around its leading film and television properties, including John Wick, The Hunger Games, Twilight, Dirty Dancing, Saw and Ghosts. LG Studios merchandise is available in the Lionsgate Shop, LG Studios’ official ecommerce shop, and at many well-known retail outlets such as Hot Topic, Wal-Mart and Target. LG Studios is developing new offerings across a broad range of categories with best-in-class licensees, including LEGO, American Classics, Ripple Junction, Goodie Two-Sleeves, Hot Toys, Funko and more.

Music

LG Studios manages music for LG Studios’ theatrical and television slates, including overseeing songs, scores and soundtracks for all of LG Studios’ theatrical productions, co-productions and acquisitions, as well as music staffing, scores and soundtracks for all of LG Studios’ television productions. Music revenues are derived from the sales and licensing of music from LG Studios’ films, television, and other productions, and the theatrical exhibition of LG Studios’ films and the broadcast and webcast of LG Studios’ productions.

Ancillary Revenues

Ancillary revenues are derived from the licensing of films and television content at non-theatrical venues including educational and institutional facilities, U.S. military bases, oil rigs, hospitals, hotels, prisons, and on all forms of common carrier transportation, including airlines and ships.

Television Production - Television

LG Studios’ television business consists of the development, production, syndication and distribution of television programming. LG Studios principally generates revenue from the licensing and distribution of such programming to broadcast television networks, pay and basic cable networks, digital platforms and syndicators of first-run programming, which licenses programs on a station-by-station basis and pays in cash or via barter (i.e., trade of programming for airtime). Each of these platforms may acquire a mix of original and library programming.

After initial exhibition, LG Studios distributes programming to subsequent buyers, both domestically and internationally, including basic cable network, premium subscription services or digital platforms (known as “off-network syndicated programming”).

Off-network syndicated programming can be sold in successive cycles of sales which may occur on an exclusive or non-exclusive basis. In addition, television programming is sold on home entertainment (packaged media and via digital delivery) and across all other applicable ancillary revenue streams including music publishing, touring and integration.

Similar to film production practices, LG Studios leverages tax credits, subsidies, and other incentive programs to optimize its returns and maintain financially prudent production models for television content.

LG Studios currently produces, syndicates and distributes over 80 television shows on more than 50 networks.

For the fiscal year ended March 31, 2024, scripted and unscripted programming produced, co-produced or distributed by LG Studios and LG Studios’ affiliated entities (not including executive produced series by 3 Arts Entertainment, of which LG Studios owns a majority interest), as well as programming syndicated by LG Studios’ wholly-owned subsidiary, Debmar-Mercury, included the following:

Fiscal 2024 Scripted – Lionsgate
Title	Network
Acapulco	Apple
Black Mafia Family	Starz
The Continental	Peacock / Amazon
Extended Family	NBC
Ghosts	CBS
Julia	Max
Manhunt: Lincoln	Apple
Mere Mortals	Apple
Power Book II: Ghost	Starz
Power Book III: Raising Kanan	Starz
Serpent Queen	Starz
The Venery of Samantha Bird	Starz

Fiscal 2024 Scripted – eOne
Title	Network
A Gentleman in Moscow	Paramount+
Moonshine	CBC
The Rookie	ABC
The Rookie: Feds	ABC
The Spencer Sisters	CTV
Yellowjackets	Showtime

Fiscal 2024 Unscripted – Lionsgate Alternative Television*
Title	Network
About Face	TLC
All Creatures Great and Small Meets The Yorkshire Vet	Channel 5
Animal Care Club	Channel 5
At Home with the Greens	Channel 5
Bail Jumpers	Investigation Discovery
Behind the Music	Paramount+
Billionaire Murders	Crave (Bell)
Bob Menendez Documentary	Fox Nation
Brat Loves Judy	WE tv
Brat Loves Judy: The Baby Special	WE tv
Britain’s Islands: Isle of Wight	Channel 5
Buried in the Backyard	Oxygen
Celebrity Ex On The Beach	MTV
Cruising with Susan Calman	Channel 5
Derbez Family Vacation	Vix
Disappeared	Investigation Discovery
Disappeared - Bradley Sisters Podcast	Investigation Discovery
Disappeared Special - Bradley Sisters	Investigation Discovery
Fletcher’s Family Farm	ITV
Fletcher’s Family Farm at Christmas	ITV
Good Cop, Bad Cop	Investigation Discovery
Harvest on the Farm	Channel 5
Hoffman Family Gold	Discovery
How to Not Get Rid of a Body	Investigation Discovery
Icons that Changed America	History
Krishnas: Gurus. Karma. Murder.	Peacock
Ladies First	Netflix
Lincoln Log Masters	Roku
Lost U-Boats of WWII	History
Married to the Game	Amazon
My Big Fat Fab Life	TLC
Naked and Afraid	Discovery
Naked and Afraid: Castaways	Discovery
Naked and Afraid: Last One Standing	Discovery
Power Slap: Road to the Title	Discovery
Royal Rules of Ohio	Freeform
Secrets of the Christmas Factory	Channel 5
Seduced to Slay	Investigation Discovery

Fiscal 2024 Unscripted – Lionsgate Alternative Television*
Title	Network
Selling Sunset	Netflix
Selling the OC	Netflix
Shetland: The Viking Isles	Channel 5
Steve Austin	A&E
Street Outlaws Australia	Discovery
Street Outlaws Mega Cash Days	Discovery
Street Outlaws New Orleans	Discovery
Susan Calman: Tales of the City	Channel 5
The Barnes Bunch	WETV
The Canary Islands with Jane McDonald	Channel 5
The Impact: Atlanta	BET
The Impact: NYC	BET
The Lady and the Legend	Paramount+
The Love Experiment	MTV
The Murder Tapes	Investigation Discovery
The Ultimate Fighter	ESPN+
The Yorkshire Vet	Channel 5
Toya & Reginae	WE tv
Wendy Williams: How You Doin?	Lifetime
Wicked Tuna	Discovery
Zombie House Flippers	Discovery

Fiscal 2024 Syndication – Debmar-Mercury
Title
Family Feud
People Puzzler
Sherri Shepherd

*

Lionsgate Alternative Television includes programming produced by Pilgrim Media Group (of which we own a majority interest), as well as by our wholly-owned subsidiaries, eOne’s U.S. and U.K. non-scripted group, Blackfin, Renegade and Daisybeck Studios (acquired in December 2023).

Television Production - International

LG Studios licenses, sells and distributes original Lions Gate Parent television series (including Lionsgate UK television programming), the Starz original productions produced by the Studio Business, third party television programming and format acquisitions via packaged media and various digital platforms. For the fiscal year ended March 31, 2024, Lionsgate UK television programming that was acquired, began production, was produced or was broadcast, included the following:

Fiscal 2024 Television - Lionsgate UK
Title	Network	Partner(s)
Northern Lights	TG4	Deadpan Pictures
Son of Critch 3	CBC & CW	Project 10

Fiscal 2024 Television - Lionsgate UK
Title	Network	Partner(s)
Borderline	ZDF & Roku	Further South Productions and ShinAwil
The Burnings Girls	Paramount+ and Roku	Buccaneer Media
The Final Score	Netflix	Dynamo
Dark City: The Cleaner	Sky NZ	Endevour Ventures
Prosper	Stan	Lingo Pictures
Population 11	Stan	Jungle Entertainment
Pistol	FX/Hulu and Disney+	Wiip
Endangered	M-Net	MOTD Entertainment

Television Production - Home Entertainment

For information regarding television production home entertainment revenue, see “Motion Picture - Home Entertainment.”

Television Production - Other

Other revenues are derived from, among others, the licensing of LG Studios’ television programs to other ancillary distributors, the sales and licensing of music from the television broadcasts of LG Studios’ productions, and from LG Studios’ interest in 3 Arts Entertainment, a talent management company. 3 Arts Entertainment receives commission revenue from talent representation and are producers on a number of television shows and films where they receive an executive producer fee and back-end participations.

On January 2, 2024, Lions Gate Parent closed on the acquisition of an additional 25% of 3 Arts Entertainment representing approximately half of the noncontrolling interest for approximately $194 million. In addition, Lions Gate Parent purchased certain profit interests held by certain managers and entered into certain option rights agreements providing noncontrolling interest holders the right to sell and Lions Gate Parent the right to purchase their remaining 24% interest beginning in January 2027.

Specialized Skill and Knowledge

LG Studios’ management team brings together strong complementary skills, expertise and experience in various aspects of the media and entertainment industry, including in film and television studio operations, production and distribution, as well as in strategic planning, financing, sales, marketing and mergers and acquisitions.

Competitive Conditions

LG Studios’ businesses operate in highly competitive markets. LG Studios competes with companies within the entertainment and media business and from alternative forms of leisure entertainment, such as travel, sporting events, outdoor recreation and other cultural-related activities. LG Studios competes with the major studios, numerous independent motion picture and television production companies, television networks, pay television services and digital media platforms for the acquisition of literary, film and television properties, the services of performing artists, directors, producers and other creative and technical personnel and production financing, all of which are essential to the success of LG Studios’ businesses. In addition, LG Studios’ motion pictures compete for audience acceptance and exhibition outlets with motion pictures produced and distributed by other companies. Likewise, LG Studios’ television product faces significant competition from independent distributors as well as major studios. As a result, the success of any of LG Studios’ motion picture and television business is dependent not only on the quality and acceptance of a particular film or program, but also on the quality and acceptance of other competing content released into the marketplace at or near the same time as well as on the ability to license and produce quality content.

Intellectual Property

LG Studios currently uses and owns or licenses a number of trademarks, service marks, copyrights, domain names and similar intellectual property in connection with LG Studios’ businesses and owns registrations and applications to register them both domestically and internationally. LG Studios believes that ownership of, and/or the right to use, protect, defend and enforce, such trademarks, service marks, copyrights, domain names and similar intellectual property is an important factor in LG Studios’ businesses and that LG Studios’ success depends, in part, on such ownership.

Motion picture and television piracy is extensive in many parts of the world, including South America, Asia and certain Eastern European countries, and is made easier by technological advances and the conversion of content into digital formats. This trend facilitates the creation, transmission and sharing of high-quality unauthorized copies of content on packaged media and through digital formats. The proliferation of unauthorized copies of these products has had and will likely continue to have an adverse effect on LG Studios’ business, because these products may reduce the revenue LG Studios receive from LG Studios’ products. LG Studios’ ability to protect and enforce its intellectual property rights is subject to certain risks and, from time to time, LG Studios encounters disputes over rights and obligations concerning intellectual property, including claims that LG Studios has misappropriated, infringed, or otherwise violated the intellectual property or similar rights of third parties. LG Studios cannot provide assurance that LG Studios will prevail in any intellectual property disputes or related legal proceedings.

After the Business Combination, LG Studios will either own or continue to license from third parties’ intellectual property rights necessary to operate the Studio Business as of the Business Combination.

For additional information on risks relating to intellectual property, please see the sections titled “Risk Factors—Risks Related to the Studio Business—LG Studios’ business is dependent on the maintenance and protection of its intellectual property and pursuing and defending against intellectual property claims may have a material adverse effect on LG Studios’ business” and “Risk Factors—Risks Related to the Studio Business—Piracy of films and television programs could adversely affect LG Studios’ business over time.”

Seasonality (Business Cycles)

LG Studios’ business is not subject to cyclical or seasonal fluctuations, but may depend significantly based on the risk factors set forth in the section entitled “Risk Factors—Risks Related to the Studio Business—LG Studios’ revenues and results of operations may fluctuate significantly.”

Dependence on Key Customer Contracts

LG Studios’ business is not dependent on any key customer contracts, but see “Risk Factors—Risks Related to the Studio Business—The Studio Business relies on a few major retailers and distributors and the loss of any of those could reduce its revenues and operating results.”

Changes to Contracts

Except in connection with the Business Combination, LG Studios’ business is not expected to be affected by the renegotiation or termination of contracts or subcontracts.

Environmental Protection

LG Studios’ business does not involve environmental protection requirements.

Employees

LG Studios expects to employ approximately 1,075 individuals as of the effective time in its worldwide operations. LG Studios also utilizes consultants in the ordinary course of its business and hires additional employees on a project-by-project basis in connection with the production of LG Studios’ motion pictures and television programming.

Environmental and Social Responsibility and Human Capital Management

Following the Business Combination, LG Studios generally expects to continue Lions Gate Parent’s existing policies and practices with respect to environmental, social responsibility and human capital matters. For more information on Lions Gate Parent’s policies and practices, see Lions Gate Parent’s definitive proxy statement relating to its 2023 annual meeting of shareholders.

Legal Proceedings and Regulatory Actions

From time to time, LG Studios is expected to be involved in certain claims and legal proceedings arising in the normal course of business. While the resolution of these matters cannot be predicted with certainty, LG Studios does not believe, based on current knowledge, that the outcome of any currently pending legal proceedings in which Lions Gate Parent is currently involved will have a material adverse effect on LG Studios’ consolidated financial position, results of operations or cash flow.

Interests of Informed Persons in Material Transactions

Other than as set forth in this proxy statement/prospectus, no director or executive officer of Pubco or a person or company that beneficially owns, or controls or directs, directly or indirectly, more than 10% of any class or series of voting securities of Pubco, or any associate or affiliate of any such person, has or had any material interest, direct or indirect, in any transaction since the commencement of Pubco’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect Pubco.

Insurance

The separation agreement will provide for the allocation between the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the effective time and will set forth procedures for the administration of insured claims and certain other insurance matters.

Properties

LG Studios’ corporate office is located at 250 Howe Street, 20th Floor, Vancouver, BC V6C 3R8. Its principal executive offices are located at 2700 Colorado Avenue, Santa Monica, California 90404, where LG Studios occupies 192,584 square feet (per a lease that expires in September 2029).

In addition, LG Studios leases the following properties:

•	94,449 square feet at 134 Peter Street, Toronto, Canada (per a lease that expires in June 2025);

•	93,670 square feet at 12020 Chandler Blvd., Valley Village, California (per a lease that expires in December 2027);

•	48,133 square feet at 4201 Wilshire Blvd., Los Angeles, California (per a lease that expires in July 2024)

•	39,000 square feet at 2700 Pennsylvania Avenue, Santa Monica, California (per a lease that expires in August 2029);

•	28,192 square feet at 15301 Ventura Blvd., North Hollywood, California (per a lease that expires in December 2025)

•	25,346 square feet at 9460 Wilshire Blvd., Beverly Hills, California (per a lease that expires in February 2026);

•	15,673 square feet at 45 Mortimer Street, London, United Kingdom (per a lease that expires in July 2029); and

•

An aggregate of 20,610 square feet for properties located in Beijing, China (per a lease that expires in December 2024), Brentwood, California (per a lease that expires in April 2026), Leeds, United Kingdom (per leases that expire in April 2024, September 2025 and October 2027), Luxembourg City, Luxembourg (per a lease that expires in May 2024), Mumbai, India (per a lease that expires in August 2026), New York, New York (per a lease that expires in May 2025), and Toronto, Canada (per a lease that expires in June 2025).

LG Studios believes that its current facilities are adequate to conduct its business operations for the foreseeable future. LG Studios believes that it will be able to renew these leases on similar terms upon expiration. If it cannot renew, LG Studios believes that it could find other suitable premises without any material adverse impact on its operations.

Material Contracts

The only material contracts within the meaning of applicable Canadian securities legislation, other than the contracts entered into in the ordinary course of business, which have been entered into or will be entered into by LG Studios since its formation or are otherwise material to LG Studios or the Studio Business within the meaning of applicable Canadian securities legislation are the business combination agreement, separation agreement, shared services/overhead sharing agreement, amended and restated registration rights agreement, intercompany financing arrangement, subscription agreements, investor rights agreement, amendment to the voting and standstill agreement and tax matters agreement which are described in the section entitled “StudioCo Relationships and Related Party Transactions.”

Auditors

Ernst & Young LLP, independent registered public accounting firm, is expected to be Pubco’s auditor.

BUSINESS OF SEAC AND CERTAIN INFORMATION ABOUT SEAC

Introduction

SEAC is a blank check company incorporated on November 3, 2021 as a Cayman Islands exempted company whose business purpose is to effect a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Prior to executing the Business Combination Agreement, SEAC’s efforts were limited to organizational activities, completion of SEAC IPO and the evaluation of possible business combinations.

Initial Public Offering

SEAC has neither engaged in any operations nor generated any revenue to date. Based on SEAC’s business activities, SEAC is a “shell company” as defined under the Exchange Act because it has no operations and nominal assets consisting almost entirely of cash.

On January 10, 2022, SEAC consummated its initial public offering of 75,000,000 SEAC Units. Each unit consists of one of SEAC Class A Ordinary Shares and one-third of one redeemable SEAC Public Warrant, with each public warrant entitling the holder thereof to purchase one SEAC Class A Ordinary Share for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $750,000,000.

Prior to the consummation of the initial public offering, on November 5, 2021, the SEAC Sponsor paid an aggregate of $25,000 to cover certain offering and formation costs of SEAC in consideration for 17,250,000 SEAC Founder Shares. On December 13, 2021, SEAC effected a share recapitalization with respect to the SEAC Founder Shares whereby SEAC issued one and one-quarter SEAC Founder Shares in respect of each outstanding SEAC Founder Share, resulting in the SEAC Sponsor owning 21,562,500 SEAC Founder Shares.

The SEAC Founder Shares included an aggregate of up to 2,812,500 shares subject to forfeiture by the SEAC Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the number of SEAC Founder Shares would collectively represent 20% of SEAC’s issued and outstanding shares upon the completion of the initial public offering. The underwriters had 45 days from the date of the initial public offering to exercise their over-allotment option. On February 19, 2022, 2,812,500 SEAC Founder Shares were forfeited because the underwriters did not exercise their over-allotment option, resulting in the SEAC Sponsor holding 18,750,000 SEAC Founder Shares.

A total of $750,000,000, comprised of $735,000,000 of the proceeds from the initial public offering (which amount includes $26,250,000 of the underwriters’ deferred discount, see “—Modifications to the SEAC IPO Underwriters’ Deferred Discount” below for additional information) and $15,000,000 of the proceeds of the sale of the private placement warrants, was placed in the Trust Account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The funds held in trust will be released from the Trust Account until the earlier of (i) the completion of an initial business combination; (ii) the redemption of any of the SEAC Class A Ordinary Shares included in the units sold in the SEAC IPO properly submitted in connection with a shareholder vote to amend the SEAC Articles (A) to modify the substance or timing of SEAC’s obligation to redeem 100% of the public shares if it does not complete its initial business combination by the Deadline Date or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the SEAC Public Shares if it is unable to complete its initial business combination by the Deadline Date, subject to applicable law. The proceeds held in the Trust Account may only be held in cash, in an interest-bearing demand deposit account or invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

As of December 31, 2023, there was $794,750,266 in investments and cash held in the Trust Account. In January 2024, SEAC instructed Continental Stock Transfer & Trust Company, the trustee of the Trust Account, to liquidate the investments held in the Trust Account and move the funds to an interest-bearing demand deposit account. As a result, following the liquidation of investments in the Trust Account, the funds held in the Trust Account were no longer invested in U.S. government securities or money market funds.

Modifications to the SEAC IPO Underwriters’ Deferred Discount

In consideration of Citi’s engagement as SEAC’s financial advisor and placement agent in the PIPE, and the fees it is expected to receive in connection with such roles (as more fully described in the subsection entitled “The Business Combination – Certain Engagements in Connection with the Business Combination and Related Transactions”), on January 3, 2024, Citi agreed to make adjustments to its entitlement to a portion of the $26,250,000 deferred underwriting fee payable to it pursuant to the terms of the Underwriting Agreement, which deferred underwriting fee would have been due upon the Closing. Such adjustments modified Citi’s entitlement to its portion of the deferred underwriting fee to be equal to a specific percentage of the amount remaining in the Trust Account, after giving effect to the redemption rights exercised by the SEAC Public Shareholders and certain other adjustments. For details on the fees payable to Citi for its roles in the Business Combination, see the subsection entitled “The Business Combination – Certain Engagements in Connection with the Business Combination and Related Transactions.”

In addition, on January 3, 2024, SEAC received a letter from GS whereby GS waived its entitlement to any portion of the $26,250,000 deferred underwriting fee payable pursuant to the Underwriting Agreement. SEAC did not seek out the reasons why GS waived its deferred underwriting fee, despite GS having already completed its services under the Underwriting Agreement. GS received no additional consideration for the waiver of its entitlement to the deferred underwriting fee. While GS did not participate in any aspect of the Business Combination and SEAC has no other contractual relationship with GS, investors should be aware that the waiver of a deferred underwriting fee is unusual. GS did not affirmatively disclaim responsibility for any of the disclosure in this proxy statement/prospectus. GS was provided with the disclosures in this proxy statement/prospectus pertaining to its previously completed role as underwriter of SEAC IPO and waiver of its deferred underwriting fee. GS declined to review the disclosure in this proxy statement/prospectus and did not discuss the reasons for its reasons for its resignation and forfeiture of fees with SEAC management. SEAC Shareholders should be aware that the resignation may indicate that GS does not want to be associated with the disclosure in this proxy statement/prospectus or the transactions contemplated hereby, and SEAC Shareholders should not place any reliance on the fact that GS was previously involved in SEAC IPO. See the risk factor entitled “Goldman Sachs & Co. LLC (“GS”), a representative of the underwriters in SEAC IPO, was to be compensated in part on a deferred basis for already-rendered underwriting services in connection with SEAC IPO, yet GS, without any consideration from SEAC or Lionsgate, gratuitously waived its entitlement to such compensation. While GS did not participate in any aspect of the Business Combination and SEAC has no other contractual relationship with GS, investors should be aware that the waiver of a deferred underwriting fee is unusual.”

Although GS waived its entitlement to any deferred underwriting fee payable to it pursuant to the Underwriting Agreement, certain provisions of the Underwriting Agreement were not waived by GS. In particular, GS did not waive its rights to indemnification and contribution under the Underwriting Agreement. As a result, if any claims, litigation, disputes or other legal proceedings are brought by third parties against any of the SEAC IPO Underwriters in relation to its services provided under the Underwriting Agreement, then SEAC (and Pubco after the Closing) may be liable to pay for or reimburse the SEAC IPO Underwriters for such losses and costs it incurs, subject to the limitations set forth in the Underwriting Agreement. In addition, the Underwriting Agreement described above contains a contribution provision in the event that the indemnity obligations are unavailable or insufficient to hold harmless an indemnified party; however, no SEAC IPO Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the offered securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay. Therefore, there can be no assurance that SEAC (or PubCo after the Closing) would have sufficient funds to satisfy such indemnification claims.

Fair Market Value of StudioCo Business

SEAC’s initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the Business Combination.

Shareholder Approval of Business Combination

Under the SEAC Articles, in connection with any proposed business combination, SEAC must seek shareholder approval of an initial business combination at a meeting called for such purpose at which public shareholders may seek to redeem their public shares, subject to the limitations described in the prospectus for SEAC IPO. Accordingly, in connection with the Business Combination, the SEAC shareholders may seek to redeem the public shares that they hold in accordance with the procedures set forth in this proxy statement/prospectus.

Voting Restrictions in Connection with the SEAC Shareholders’ Meeting

As of the record date, SEAC Sponsor owned approximately 52.2% of the total outstanding SEAC Ordinary Shares. In connection with the entry into the Business Combination Agreement, SEAC, SEAC Sponsor, Lions Gate Parent and StudioCo entered into a Sponsor Support Agreement, pursuant to which, among other things, SEAC Sponsor has agreed to vote all SEAC Ordinary Shares held by it (except for any SEAC Class A Ordinary Shares purchased as described below under “The Business Combination —Potential Purchases of Public Shares and/or Public Warrants”) in favor of each of the proposals to be presented at the SEAC Shareholders’ Meeting. See “The Business Combination — Related Agreements — Sponsor Support Agreement.” In addition, in connection with the SEAC IPO, the other SEAC Insiders also agreed to vote any of the SEAC Ordinary Shares held by them in favor of each of the proposals be presented at the SEAC Shareholders’ Meeting. As such, we expect the SEAC Insiders to vote their SEAC Ordinary Shares in favor of each proposal to be presented to SEAC Shareholders at SEAC Shareholders’ Meeting. In addition, to the extent any SEAC Insiders purchase SEAC Public Warrants in the open-market in accordance with the terms of the Sponsor Support Agreement, such SEAC Insiders will agree to vote their SEAC Public Warrants in favor of the Warrant Proposals at the SEAC Public Warrantholders’ Meeting.

At any time prior to the SEAC Shareholders’ Meeting, during a period when they are not then aware of any material nonpublic information regarding SEAC or its securities, the SEAC Insiders and/or any of their affiliates may purchase SEAC Public Shares and/or SEAC Public Warrants from investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or who redeem, or indicate an intention to redeem, their Public Shares, or they may enter into transactions with such investors and others to provide them with incentives to acquire SEAC Public Shares or vote their SEAC Public Shares in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions would be to decrease the number of redemptions of SEAC Public Shares, which would in turn, among other things, increase the likelihood that SEAC satisfies the closing conditions of the Business Combination. Any such share purchases and other transactions may thereby increase the likelihood of the consummation of the Business Combination. This may result in the completion of our Business Combination in a way that may not otherwise have been possible. Any SEAC Public Shares purchased by the SEAC Insiders or their affiliates would be purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be approximately $10.735 per share. Any SEAC Public Shares so purchased would not be voted by the SEAC Insiders or their affiliates at the SEAC Shareholders’ Meeting and would not be redeemable by the SEAC Insiders or their affiliates. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options, the payment of cash consideration or the transfer to such investors or holders of shares or rights owned by the SEAC Insiders for nominal value.

Entering into any such arrangements may have a depressive effect on SEAC Public Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after SEAC Shareholders’ Meeting. In addition, if such purchases are made, the public “float” of Pubco Common Shares following the Closing and the number of beneficial holders of Pubco Common Shares may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of shares of Pubco Common Shares on Nasdaq or any other Stock Exchange, or reducing the liquidity of the trading market for the shares of Pubco Common Shares. Reductions in the public “float” may also increase the relative voting power of the SEAC Insiders and/or their affiliates. SEAC will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons. See the risk factor entitled “The SEAC Insiders, SEAC’s advisors and their affiliates may elect to purchase shares or public warrants from public shareholders, which may influence a vote on the Business Combination and reduce the public “float” of SEAC Ordinary Shares.” for additional information.

SEAC Extension Meeting

On April 9, 2024, SEAC held an Extension Meeting, where the SEAC Shareholders voted and approved amendments to the SEAC IPO Articles, which (i) extended the Deadline Date from April 10, 2024 to June 15, 2024, (ii) eliminated the limitation that SEAC may not redeem SEAC Public Shares in an amount that would cause SEAC’s net tangible assets to be less than $5,000,001 in connection with the Initial Business Combination, and (iii) provided the holders of SEAC Class B Ordinary Shares the right to convert their SEAC Class B Ordinary Shares into SEAC Class A Ordinary Shares on a one-for-one basis prior to the closing of an Initial Business Combination at the election of the holder. These amendments took effect on April 9, 2024, upon the approval by the SEAC Shareholders at the Extension Meeting.

In connection with the Extension Meeting, a total of 57,824,777 SEAC Public Shares were presented for redemption. As a result, as of April 10, 2024, after the satisfaction of such redemptions, the balance in SEAC’s Trust Account is expected to be approximately $184.4 million. Following the redemption and as of the date of this proxy statement/prospectus, there are in total 35,925,223 SEAC Ordinary Shares outstanding, of which 17,175,223 are SEAC Public Shares and 18,750,000 are SEAC Class B Ordinary Shares held by SEAC Sponsor.

Liquidation if No Business Combination

Pursuant to the SEAC Articles, SEAC currently has until June 15, 2024 to complete an initial business combination. If it is unable to complete its initial business combination by that date (or such later date as its shareholders may approve in accordance with the SEAC Articles), SEAC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding SEAC Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SEAC’s remaining shareholders and its board of directors, liquidate and dissolve, subject, in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the private placement warrants, which will expire worthless if SEAC fails to complete its initial business combination by the Deadline Date.

The SEAC Insiders have entered into a letter agreement with SEAC, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to any founder shares held by them if SEAC fails to complete its initial business combination by the Deadline Date. However, if the SEAC Insiders acquire public shares in or after the initial public offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if SEAC fails to complete its initial business combination by the Deadline Date.

The SEAC Insiders have agreed, pursuant to a written agreement with SEAC, that they will not propose any amendment to the SEAC Articles (A) to modify the substance or timing of SEAC’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if SEAC does not complete its initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, unless SEAC provides its public shareholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares.

SEAC expects that all costs and expenses associated with implementing its plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $800,000 of proceeds held outside the trust account, although SEAC cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing its plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay income taxes on interest income earned on the trust account balance, SEAC may request the trustee to release to it an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If SEAC was to expend all of the net proceeds of the initial public offering and the sale of the private placement warrants, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by shareholders upon its dissolution would be approximately $10.00. The proceeds deposited in the trust account could, however, become subject to the claims of SEAC’s creditors which would have higher priority than the claims of its public shareholders. SEAC cannot assure you that the actual per-share redemption amount received by shareholders will not be substantially less than $10.00. While SEAC intends to pay such amounts, if any, SEAC cannot assure you that SEAC will have funds sufficient to pay or provide for all creditors’ claims.

Although SEAC will seek to have all vendors, service providers, prospective target businesses and other entities with which it does business execute agreements with SEAC waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of its public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against its assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, SEAC management will consider whether competitive alternatives are reasonably available to us and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of the SEAC under the circumstances. Examples of possible instances where SEAC may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. WithumSmith+Brown, PC, SEAC’s independent registered public accounting firm, and the underwriters of the initial public offering will not execute agreements with SEAC waiving such claims to the monies held in the trust account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with SEAC and will not seek recourse against the trust account for any reason. In order to protect the amounts held in the trust account, SEAC Sponsor has agreed that it will be liable to SEAC if and to the extent any claims by a third party for services rendered or products sold to SEAC, or a prospective target business with which SEAC has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of SEAC IPO against certain liabilities, including liabilities under the Securities Act. However, SEAC has not asked SEAC Sponsor to reserve for such indemnification obligations, nor has it independently verified whether SEAC Sponsor has sufficient funds to satisfy its indemnity obligations and SEAC believes that SEAC Sponsor’s only assets are securities of SEAC. Therefore, SEAC cannot assure you that SEAC Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for SEAC’s initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, SEAC may not be able to complete its initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of SEAC’s officers or directors will indemnify SEAC for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and the SEAC Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, SEAC’s independent directors would determine whether to take legal action against SEAC Sponsor to enforce its indemnification obligations. While SEAC currently expect that the independent directors would take legal action on its behalf against SEAC Sponsor to enforce the SEAC Sponsor’s indemnification obligations to SEAC, it is possible that SEAC’s independent directors in exercising their business judgment may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. Accordingly, SEAC cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per share.

SEAC will seek to reduce the possibility the SEAC Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which SEAC does business execute agreements with SEAC waiving any right, title, interest or claim of any kind in or to monies held in the trust account. SEAC Sponsor will also not be liable as to any claims under its indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act. SEAC will have access to up to approximately $800,000 from the proceeds of the initial public offering with which to pay any such potential claims (including costs and expenses incurred in connection with its liquidation, currently estimated to be no more than approximately $100,000). In the event that SEAC liquidates and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from its trust account could be liable for claims made by creditors.

If SEAC files a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against SEAC that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of SEAC Shareholders. To the extent any bankruptcy claims deplete the trust account, SEAC cannot assure you it will be able to return $10.00 per share to its public shareholders. Additionally, if SEAC files a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against SEAC that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover some or all amounts received by SEAC Shareholders. Furthermore, the SEAC Board may be viewed as having breached its fiduciary duty to its creditors and/or may have acted in bad faith, and thereby exposing itself and SEAC to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. SEAC cannot assure you that claims will not be brought against it for these reasons.

SEAC Public Shareholders will be entitled to receive funds from the trust account only (i) in the event of the redemption of our public shares if SEAC does not complete its initial business combination within the completion window, (ii) in connection with a shareholder vote to amend the SEAC Articles (A) to modify the substance or timing of SEAC’s obligation to allow redemption in connection with SEAC’s initial business combination or to redeem 100% of the SEAC Public Shares if it does not complete its initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) if they redeem their respective shares for cash upon the completion of its initial business combination. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account. In the event SEAC seeks shareholder approval in connection with its initial business combination, a shareholder’s voting in connection with the business combination alone will not result in a shareholder’s redeeming its shares to SEAC for an applicable pro rata share of the trust account. Such shareholder must have also exercised its redemption rights described above. These provisions of SEAC Articles, like all provisions of SEAC Articles, may be amended with a shareholder vote.

Properties

SEAC currently sub-leases its executive offices at 955 Fifth Avenue, New York, NY, 10075 from Global Eagle Acquisition LLC, an entity affiliated with the SEAC Sponsor and the members of SEAC’s management team. SEAC has agreed to reimburse such entity for office space, secretarial and administrative services provided to members of its management team in an amount not to exceed $15,000 per month in the event such space and/or services are utilized and SEAC does not pay a third party directly for such services. SEAC believes, based on rents and fees for similar services, that this amount is at least as favorable as it could have obtained from an unaffiliated person. SEAC considers its current office space adequate for its current operations.

Employees

SEAC currently has three executive officers: Harry E. Sloan, Eli Baker and Ryan O’Connor. These individuals are not obligated to devote any specific number of hours to SEAC’s matters but they intend to devote as much of their time as they deem necessary to SEAC’s affairs until it has completed an initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for an initial business combination and the stage of the Business Combination process it is in. SEAC does not intend to have any full time employees prior to the completion of its initial business combination.

Directors and Executive Officers

SEAC’s directors and executive officers are as follows:

Name	Age	Position
Harry E. Sloan	73	Chairman
Eli Baker	49	Chief Executive Officer and Director
Ryan O’Connor	28	Vice President of Finance
Jeff Sagansky	71	Director
Amy Gershkoff Bolles	43	Director
Paul Buccieri	57	Director
Joshua Kazam	46	Director
Isaac Lee	53	Director

Harry E. Sloan has been SEAC’s Chairman since November 2021. Since December 2021, Mr. Sloan has served as a member of the board of directors of Lions Gate Entertainment Corp. (NYSE: LGF.A, LGF.B), or Lions Gate

Parent, an independent motion picture and television production company. Mr. Sloan has served as Chief Executive Officer and Chairman of Soaring Eagle Acquisition Corp. (“Soaring Eagle”), which in September 2021 completed its initial business combination with Ginkgo Bioworks, Inc. (NYSE: DNA) (“Ginkgo”) Mr. Sloan remains a director of Ginkgo Bioworks Holdings, Inc. Prior to Soaring Eagle, Mr. Sloan was Chief Executive Officer and Chairman of Flying Eagle Acquisition Corp., (“Flying Eagle”), which raised $690,000,000 in its initial public offering in March 2020 and in December 2020 completed its initial business combination with Skillz Inc. (NYSE: SKLZ) (“Skillz”), a technology company that enables game developers to monetize their content through fun and fair multi-player competition. Prior to Flying Eagle, Mr. Sloan was a founding investor of Diamond Eagle Acquisition Corp. (“Diamond Eagle”), which raised $400 million in its initial public offering in May 2019 and in April 2020 completed its initial business combination with DraftKings, Inc. (Nasdaq: DKNG) (“DraftKings”), a digital sports entertainment and gaming company known for its industry-leading daily fantasy sports and mobile sports betting platforms, and SBTech (Global) Limited, an international turnkey provider of cutting-edge sports betting and gaming technologies. Mr. Sloan now serves as the Vice Chairman of DraftKings, Inc. Prior to Diamond Eagle, Mr. Sloan was a founding investor of Platinum Eagle Acquisition Corp. (“Platinum Eagle”), which raised $325,000,000 in its initial public offering in January 2018, completed its initial business combination in March 2019 with Target Logistics Management, LLC and RL Signor Holdings, LLC and changed its name to Target Hospitality Corp. Target Hospitality Corp. (Nasdaq: TH) (“Target Hospitality”) is a vertically integrated specialty rental and hospitality services company. Prior to Platinum Eagle, Mr. Sloan was a founding investor of Double Eagle Acquisition Corp. (“Double Eagle”), which raised $500,000,000 in its initial public offering in September 2015. Double Eagle completed its business combination in November 2017, in which its wholly-owned subsidiary acquired 90% of the shares of Williams Scotsman. In the transaction, Double Eagle changed its name to WillScot Corporation (“WSC”). WSC is a specialty rental services market leader providing modular space and portable storage solutions to diverse end markets across North America. Mr. Sloan previously served as chairman and chief executive officer of Silver Eagle Acquisition Corp. (“Silver Eagle”) from April 2013 until the consummation of its initial business combination in March 2015 with Videocon d2h Limited (“Videocon”). From May 2016 to April 2018 Mr. Sloan served on the board of directors of Videocon, where he was a member of its Nomination, Remuneration and Compensation Committee. Mr. Sloan also served as chairman and chief executive officer of Global Eagle Acquisition Corp. from February 2011 until the consummation of its business combination in January 2013, and he remains a director of the combined company, Global Eagle Entertainment Inc. From October 2005 to August 2009, Mr. Sloan served as chairman and chief executive officer of Metro-Goldwyn-Mayer, Inc. (“MGM”), a motion picture, television, home entertainment, and theatrical production and distribution company, and thereafter continued as non-executive chairman until December 2010. MGM filed for bankruptcy protection in 2010. From 1990 to 2002, Mr. Sloan was chairman and chief executive officer of SBS Broadcasting, S.A. (“SBS”), a European broadcasting group, operating commercial television, premium pay channels, radio stations and related print businesses in Western and Central and Eastern Europe, which he founded in 1990 and continued as executive chairman until 2005. In 1999, SBS became the largest shareholder of Lions Gate Parent. Mr. Sloan served as chairman of the board of Lions Gate Parent from April 2004 to March 2005. From 1983 to 1989, Mr. Sloan was co-chairman of New World Entertainment Ltd., an independent motion picture and television production company. In January 2011, Mr. Sloan joined the board of Promotora de Informaciones, S.A. (OTCMKTS: PRISY), Spain’s largest media conglomerate which owns El Pais, the leading newspaper in the Spanish-speaking world, as well as pay television, radio and digital properties. He previously served on the board of ZeniMax Media Inc., an independent producer of interactive gaming and web content. He currently serves on the UCLA Anderson School of Management Board of Visitors and the Executive Board of UCLA Theatre, Film and Television. Mr. Sloan received his B.A. degree from UCLA and J.D. Degree from Loyola Law School.

Eli Baker has been SEAC’s Chief Executive Officer and Director since November 2021. Mr. Baker is a Partner in Eagle Equity Partners (and its related companies). Most recently, Mr. Baker has served as President and Chief Financial Officer of Soaring Eagle through the business combination with Ginkgo. Prior to Soaring Eagle, Mr. Baker served as President and Chief Financial Officer of Flying Eagle through the business combination with Skillz. Mr. Baker also served as president, chief financial officer and secretary of Diamond Eagle from March 2019 until the consummation of its business combination with DraftKings, in April 2020. Mr. Baker served as the president, chief financial officer and secretary of Platinum Eagle from July 2017 until the consummation of its business combination with Target Hospitality in March 2019, and served as a member of Target Hospitality’s board of directors from March 2019 through December 2021. Mr. Baker served as Double Eagle’s vice president, general counsel and secretary from June 2015 through its business combination in November 2017. Mr. Baker was also a director of Silver Eagle from July 2014 through Silver Eagle’s business combination in March 2015. Mr. Baker is a co-founder and partner of Manifest Investment Partners, LLC, a growth equity/venture fund that focuses on early stage technology-enabled business where he has served since June 2016. Mr. Baker continues to be co-managing director and a partner in Hemisphere Capital Management LLC, a private finance company that specializes in special opportunity equity and credit investments in the media and entertainment industry. Mr. Baker is a former lawyer and earned a Bachelor of Arts degree from the University of California, Berkeley and a Juris Doctor from the University of California at Hastings Law School.

Ryan O’Connor has been SEAC’s Vice President of Finance since November 2021 and an employee of Eagle Equity Partners since February 2021. Prior to joining Eagle Equity Partners, Mr. O’Connor worked as an associate in the Investment Banking Division at Goldman Sachs from July 2018 to December 2020. Mr. O’Connor graduated with a B.S. in Economics from the Wharton School at the University of Pennsylvania in May 2018.

Jeff Sagansky has served on the SEAC Board since December 2021. Mr. Sagansky served as the Chief Executive Officer of Platinum Eagle from January 2018 until the consummation of its business combination with Target Hospitality in March 2019 and continues to serve as a member of Target Hospitality’s board of directors. Mr. Sagansky has been a director of WSC since Double Eagle was formed in June 26, 2015 and served as Double Eagle’s President and Chief Executive Officer from August 6, 2015 until the consummation of its business combination in November 2017. He also co-founded, together with Mr. Sloan, Silver Eagle, which invested approximately $273.3 million in Videocon d2h in exchange for equity shares of Videocon d2h represented by ADSs in March 2015. In March 2018, Videocon d2h merged with and into Dish TV India Limited (NSE: DISHTV). Mr. Sagansky served as Silver Eagle’s president from April 2013 through March 2015. Mr. Sagansky also co-founded with Messrs. Sloan and Baker Soaring Eagle which completed a merger with Gingko in September of 2021, Diamond Eagle which merged with DraftKings in April of 2020, and Flying Eagle which merged with Skillz in December of 2020.

Mr. Sagansky was formerly chief executive officer and then vice chairman of Paxson Communications Corporation (“PAX”) from 1998 to 2003, where he launched the PAX TV program network in 1998. In addition, Mr. Sagansky drove substantial improvement in the network’s financial performance. Prior to joining Pax, Mr. Sagansky was co-president of Sony Pictures Entertainment (“SPE”), from 1996 to 1998 where he was responsible for SPE’s strategic planning and worldwide television operations. While at SPE, he spearheaded SPE’s acquisition, in partnership with Liberty Media Corporation and other investors, of Telemundo Network Group, LLC, (“Telemundo”). Previously, as executive vice president of Sony Corporation of America (“SCA”), Mr. Sagansky oversaw the 1997 merger of SCA’s Loews Theaters unit with the Cineplex Odeon Corporation to create one of the world’s largest movie theater companies, and the highly successful U.S. launch of the Sony PlayStation video game console. Prior to joining SCA, Mr. Sagansky was president of CBS Entertainment (“CBS”) from 1990 to 1994, where he engineered CBS’s ratings rise from third to first place in eighteen months. Mr. Sagansky previously served as president of production and then president of TriStar Pictures, where he developed and oversaw production of a wide variety of successful films. Mr. Sagansky graduated with a BA from Harvard College and an MBA from Harvard Business School. He also serves on the boards of Omio, the leading European travel ticketing company, Sharecare, the Nasdaq listed health and wellness company and the National Parks Conservancy Association.

Dr. Amy Gershkoff Bolles has served on the SEAC Board since January 2022. Dr. Bolles served as Global Head of Digital & Emerging Technology Strategy at Levi Strauss & Co. (Nasdaq: LEVI) until August 2023. Prior to joining Levi Strauss & Co. in March 2022, she served as Chief Operating Officer at Tradesy, Inc., an ecommerce company, from May 2021 until March 2022. Prior to joining Tradesy, Inc. in May 2021, she served as Chief Data

Officer at Bitly, Inc., an enterprise SaaS company, from September 2018 until April 2021. Prior to Bitly, Inc., she worked as an independent consultant from October 2017 until September 2018. Previously, she served as Chief Data Officer at Ancestry.com LLC, a genealogy and consumer genomics company, from November 2016 until September 2017. From March 2015 until November 2016, Dr. Bolles served as Chief Data Officer for Zynga Inc. (Nasdaq: ZNGA), a social online and mobile gaming company, as well as General Manager of Advertising. From July 2013 until March 2015, Dr. Bolles served as Head of Customer Analytics & Insights and Head of Global Data Science for eBay Inc. (Nasdaq: EBAY), a multinational ecommerce corporation. She received her B.A. from Cornell University, and her M.A. and Ph.D. from Princeton University.

Paul Buccieri has served on the SEAC Board since January 2022. Since July 2018, Mr. Buccieri has served as President and Chairman of the A+E Networks, a joint venture with Hearst Communications, Inc. and Disney-ABC Television Group, a unit of The Walt Disney Company (NYSE: DIS). In his current role, he leads the global entertainment businesses encompassing A&E, Lifetime, The HISTORY Channel, LMN, FYI, VICE TV as well as A+E Networks’ award-winning, global scripted and unscripted studio divisions (A+E Studios, Six West Media, Category 6 Media and A&E IndieFilms). He joined A+E Networks in January 2015 as President of A&E and The HISTORY Channel, overseeing all content creation, programming, brand development, advertising sales and marketing. Before A+E Networks, Mr. Buccieri was at ITV plc (LON: ITV) (“ITV”) from December 2007 to December 2014 in several leadership roles; including Managing Director ITV Studios International, President and CEO of ITV Studios America from February 2011 to May 2014, Chairman ITV Studios Global Entertainment & ITV Studios U.S. Group from May 2014 to December 2014, overseeing all global commercial and creative divisions (excluding the United Kingdom) and was on the ITV Studios board during the same period. Prior to his ITV roles, Mr. Buccieri was President of Programming, Production and Development at 20th Television, Inc. (formerly 20th Century Fox Television) from January 2004 to December 2007. Over the course of his more than twenty-five year career in media and entertainment, Mr. Buccieri has served on fiduciary and advisory boards, including the National Cable & Telecommunications Association (“NCTA”) since November 2018, The Paley Center Media Council since July 2019, the Lincoln Center Media and Entertainment Council since March 2019, Lincoln Center Leadership Committee since March 2019, Propagate Content since January 2015, Hollywood Radio & Television Society since January 2012 and the NAACP Entertainment Industry Board of Advisors since August 2017.

Joshua Kazam has served on the SEAC Board since January 2022. Previously, Mr. Kazam served on the board of Soaring Eagle from March 2021 until its business combination with Gingko, TS Innovation Acquisitions Corp.’s board of directors from November 2020 until June 2021 when it completed its business combination with Latch, Inc. (Nasdaq: LTCH) and served on Flying Eagle’s board of directors from March 2020 until it completed its business combination with Skillz in December 2020. Mr. Kazam also served on Diamond Eagle’s board of directors from May 2019 until the consummation of its business combination with DraftKings, in April 2020. Mr. Kazam served as a director of Platinum Eagle from its initial public offering through the completion of its initial business combination in March 2019. Mr. Kazam is a co-founder and has been a Partner of Two River, LLC (“Two River”) a biotechnology company builder since fall of 2004. Mr. Kazam is a co-founder, officer and director of Allogene Therapeutics, Inc. (Nasdaq: ALLO), of Kronos Bio Inc. (Nasdaq: KRON), and serves as a board member of TS Innovation Acquisitions II (TSIB) and a co-founder and Member of Vida Ventures. Mr. Kazam co-founded and served on the board of directors of Kite Pharma, Inc. from its inception in 2009 until it was acquired by Gilead Sciences Inc. (Nasdaq: GILD) in October 2017. Mr. Kazam also serves as a co-founder and director of several privately held companies, including Iconovir Bio, Hubble Contacts, Byheart, Inc. and Breakthrough Properties, LLC. Mr. Kazam is a Member of the Wharton School’s Undergraduate Executive Board and serves on the Board of Directors of the Desert Flower Foundation. Mr. Kazam received his B.S. in Economics from the Wharton School of the University of Pennsylvania.

Isaac Lee, has served on the SEAC Board since January 2022. Mr. Lee is a journalist, entrepreneur, and a film and television producer. He is the founder of EXILE, a media company acquiring and developing premium original content for audiences across the U.S. and Latin America. Previously, Mr. Lee served as the Chief Content Officer for Univision and Televisa (a leading media company in Spanish in the world). For almost

8 years, Mr. Lee ran the news department at Univision. Before Univision Mr. Lee founded AnimalPolitico, a leading political and investigative news site in Mexico. He also founded and led PageOne Media, publisher of PODER magazine in the US, Mexico, Colombia, Chile, Peru, Venezuela which was sold in 2006. When Mr. Lee was 25, he was appointed editor in chief of Cromos, the oldest magazine in Latin America, and at 26, he was editor in chief of Semana, a Colombian magazine. In scripted content, Mr. Lee produced the feature film Para´lso Travel, three seasons of El Chapo for Netflix as well as the mini-series for TVE Operacio´n Jaque, which was nominated for an international Emmy. He had worked with Amazon in Mexico and developed five series for Netflix. In non-scripted, Mr. Lee has produced several documentaries, including the award-winning documentary Science Fair (NatGeo), Outpost (HBO), Residente (Netflix) and Jaque (NatGeo). Mr. Lee is a Board Member of the Associated Press, the Committee to Protect Journalists and Columbia Journalism Review. He also is on the board of the institute of politics of the University of Chicago, trustee of the Hirshhorn Museum and an active member of the Council on Foreign Relations.

Executive Compensation and Director Compensation

None of SEAC’s executive officers or directors have received any cash compensation for services rendered to SEAC. SEAC agrees to reimburse an affiliate of SEAC Sponsor for office space, secretarial and administrative services provided to members of its management team in an amount not to exceed $15,000 per month in the event such space and/or services are utilized and SEAC does not pay a third party directly for such services. SEAC Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on SEAC’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. The audit committee will review on a quarterly basis all payments that were made to the SEAC Sponsor, executive officers or directors, or SEAC or their affiliates. Any such payments prior to an initial business combination will be made from (i) funds held outside the Trust Account or (ii) interest earned on the Trust Account and released to us to fund the working capital requirements (subject to an aggregate maximum release of $3,000,000).

Number and Terms of Office of Officers and Directors

SEAC Board consists of seven members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to SEAC’s first annual general meeting) serving a three-year term. In accordance with Nasdaq corporate governance requirements, SEAC is not required to hold an annual general meeting until one year after SEAC’s first fiscal year end following its listing on Nasdaq. The term of office of the first class of directors, consisting of Amy Gershkoff Bolles and Paul Buccieri, will expire at SEAC’s first annual general meeting. The term of office of the second class of directors, consisting of Joshua Kazam and Isaac Lee, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Harry E. Sloan, Eli Baker and Jeff Sagansky, will expire at the third annual general meeting.

SEAC’s officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. The SEAC board of directors is authorized to appoint officers as it deems appropriate pursuant to the SEAC Articles.

Director Independence

The rules of Nasdaq require that a majority of the SEAC Board be independent within one year of SEAC IPO. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). The SEAC Board of directors has determined that Dr. Bolles and Messrs. Buccieri, Kazam and Lee are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. SEAC’s independent directors will have regularly scheduled meetings at which only independent directors are present.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against SEAC or any members of its management team in their capacity as such, and SEAC and the members of its management team have not been subject to any such proceeding in the 12 months preceding the date of this proxy statement/prospectus.

Periodic Reporting and Audited Financial Statements

SEAC has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, SEAC’s annual reports contain consolidated financial statements audited and reported on by SEAC’s independent registered public accounting firm.

Fiduciary Duties

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

(i)	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

(ii)	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

(iii)	directors should not improperly fetter the exercise of future discretion;

(iv)	duty to exercise powers fairly as between different sections of shareholders;

(v)	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

(vi)	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the memorandum and articles of association or alternatively by shareholder approval at general meetings.

Each of SEAC’s officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to at least one other entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of SEAC’s officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. The SEAC Articles provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as SEAC; and (ii) SEAC renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and SEAC, on the other. SEAC does not believe, however, that the fiduciary duties or contractual obligations of its officers or directors will materially affect its ability to complete the Business Combination.

Below is a table summarizing the entities to which SEAC’s officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation

Eli Baker	Hemisphere Capital Management	Special opportunity investments	Principal

	Manifest Investment Partner	Venture/growth equity	Principal

Harry E. Sloan	Ginkgo Bioworks Holdings, Inc.	Biotechnology company	Director

	Draftkings, Inc.	Digital Sports Entertainment and Gaming Company	Vice Chairman

	Promotora de Informaciones, S.A.	Media	Director

	Lions Gate Entertainment Corp.	Motion Picture and Television Production	Director

Jeff Sagansky	Target Hospitality Corp.	Specialty Rental and Hospitality Services	Director

	WillScot Corporation	Modular space and portable storage	Director

	Sharecare, Inc.	Health and wellness company	Director

	Omio	European travel ticketing company	Director

Paul Buccieri	A+E Television Networks Group	Global media and entertainment brand portfolio	President and Chairman

	Propagate Content	Developer, producer and distributed programmer	Director

Joshua Kazam	Allogene Therapeutics, Inc.	Biotechnology	Co-Founder, Officer and Director

	Breakthrough Properties, LLC	Life Science Real Estate	Co-Founder and Director

	Byheart, Inc.	Nutrition	Co-Founder and Director

	IconOVir Bio, Inc.	Biotechnology	Co-Founder and Director

	Kronos Bio, Inc.	Biotechnology	Co-Founder and Director

	Two River, LLC	Biotechnology	Co-Founder and Partner

	Vida Ventures, LLC	Biotechnology	Co-Founder and Director

	Vision Path, Inc. (d/b/a Hubble Contacts)	Health and Wellness	Director

Isaac Lee	EXILE Content Studio, Inc.	Television and film production	Founder and Executive Chairman

In addition, the SEAC Sponsor and SEAC’s officers and directors are not prohibited from sponsoring or forming other special purpose acquisition companies similar to SEAC. While some of SEAC’s directors and officers, including those who have material interests in the SEAC Sponsor, have experience organizing special purpose acquisition companies in the past, none of them or the SEAC Sponsor are currently involved in other special purpose acquisition companies. See “—Directors and Executive Officers” above for more information about the experience of SEAC’s directors and officers.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SEAC

The following discussion and analysis of the financial condition and results of operations of Screaming Eagle Acquisition Corp. (for purposes of this section, “SEAC,” “we,” “us” and “our”) should be read in conjunction with the audited financial statements and the notes related thereto which are included elsewhere in this proxy statement/prospectus. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. SEAC’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including those set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

Overview

SEAC is a blank check company incorporated on November 3, 2021 as a Cayman Islands exempted company for the purpose of effecting an Initial Business Combination. SEAC’s efforts to identify a prospective Initial Business Combination target have not been limited to a particular industry, sector or geographic region. While SEAC may pursue an Initial Business Combination opportunity in any industry or sector, SEAC intends to capitalize on the ability of the SEAC management team to identify and combine with a business or businesses that could benefit from the SEAC management team’s established global relationships and operating experience.

On January 10, 2022, SEAC consummated the SEAC IPO of the SEAC Units and a private sale (the “Private Placement”) of the SEAC Private Placement Warrants. A total of $750,000,000 comprised of $735,000,000 of the proceeds from the SEAC IPO (which amount included $26,250,000 of the underwriters’ deferred discount) and $15,000,000 of the proceeds of the sale of the private placement warrants was placed in the Trust Account. In accordance with the terms of the Trust Agreement, the proceeds were invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations until January 2024. On January 26, 2024, SEAC amended the Trust Agreement, to permit Continental Stock Transfer & Trust Company (the “Trustee”), to hold the assets in the Trust Account in an interest-bearing demand deposit account or cash until the earlier of the consummation of an Initial Business Combination or SEAC’s liquidation. On the same day, SEAC instructed the Trustee to liquidate the investments held in the Trust Account and move the funds to an interest-bearing demand deposit account, with the Trustee continuing to act as trustee. As a result, following the liquidation of investments in the Trust Account, the remaining proceeds from the SEAC IPO and the Private Placement are no longer invested in U.S. government securities or money market funds.

SEAC intends to effectuate an Initial Business Combination, including the Business Combination, using cash from the proceeds of the SEAC IPO and the private placement of the SEAC Private Placement Warrants, the proceeds of the sale of SEAC Public Shares in connection with the Initial Business Combination, shares issued to the owners of the target, debt issued to bank or other lenders or the owners of the target, other securities issuances, or a combination of the foregoing.

As indicated in the accompanying financial statements, at December 31, 2023, SEAC had an unrestricted cash balance of $999,152 as well as cash and investments held in the Trust Account of $794,750,266. Further, SEAC expects to incur significant costs in the pursuit of an Initial Business Combination. SEAC cannot assure you that its plans to complete an Initial Business Combination will be successful.

Business Combination with StudioCo

On December 22, 2023, SEAC, New SEAC, Lions Gate Parent, Studio HoldCo, StudioCo, MergerCo and New BC Sub, entered into the Business Combination Agreement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement, (i) SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii)

SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) in pursuant to an arrangement under Division 5 of Part 9 of the BC Act and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement. The Arrangement is subject to the approval by the Supreme Court of British Columbia under the BC Act.

Lions Gate Parent’s securities are traded on the New York Stock Exchange under the ticker symbols “LGF.A” and “LGF.B”.

Results of Operations

SEAC has neither engaged in any operations nor generated any revenues to date. SEAC’s only activities since inception have been organizational activities, those necessary to prepare for the SEAC IPO and identifying and evaluating a target company for an Initial Business Combination and activities in connection with the Business Combination. SEAC will not generate any operating revenues until after completion of an Initial Business Combination, at the earliest. SEAC has generated non-operating income in the form of interest income from the proceeds derived from the SEAC IPO. SEAC is incurring expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence and other expenses in connection with completing an Initial Business Combination, including the Business Combination.

For the year ended December 31, 2023, SEAC had a net income of $16,700,633, a loss from operations of $24,446,982, comprised of general and administrative expenses of $5,649,682 and PIPE with reduction right expense of $18,797,300, and non-operating income of $41,147,615, comprised of primarily of a gain from change in fair value of warrant liability of $2,816,000, a gain from change in fair value of PIPE with reduction right liability of $544,290, and interest earned in the Trust Account of $37,787,325.

For the year ended December 31, 2022, SEAC had a net income of $22,511,785, a loss from operations of $1,628,308, comprised of general and administrative expenses of $1,628,308, and non-operating income of $24,140,093, comprised primarily of a gain from the change in fair value of warrant liability of $14,197,333 and interest earned in the Trust Account of $9,962,942 offset by offering costs allocable to private warrant liability of $20,182. For the period from November 3, 2021 (inception) through December 31, 2021, we had a net loss of $5,000, which consisted of formation and operating costs of $5,000.

Through December 31, 2023, SEAC’s efforts have been limited to organizational activities, activities relating to the SEAC IPO, activities relating to identifying and evaluating prospective acquisition candidates and activities in connection with the Business Combination and those relating to general corporate matters. SEAC has not generated any revenue, other than interest income earned on the proceeds held in the Trust Account. As of December 31, 2023, $794,750,266 was held in the Trust Account (including up to $26,250,000 of deferred underwriting discounts and commissions). SEAC had cash outside of the Trust Account of $999,152 and $3,695,499 in accounts payable and accrued expenses.

Liquidity and Capital Resources

As of December 31, 2023, SEAC had an unrestricted cash balance of $999,152 as well as cash and investments held in the Trust Account of $794,750,266. SEAC’s liquidity needs through December 31, 2023 were satisfied through receipt of a $25,000 capital contribution from the SEAC Sponsor in exchange for the issuance of the SEAC Founder Shares, a $300,000 loan from the SEAC Sponsor (which was paid in full on January 11, 2022), the proceeds from the consummation of the Private Placement not held in the Trust Account and the withdrawal of certain interest earned on the Trust Account to fund SEAC’s working capital requirements in accordance with the terms of the Trust Agreement.

Further, the SEAC Sponsor or an affiliate of the SEAC Sponsor or certain of SEAC’s officers and directors may, but are not obligated to, loan SEAC funds as may be required. Up to $1,500,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the SEAC Private Placement Warrants. The terms of such loans have not been determined and no written agreements exist with respect to such loans. Based on the foregoing, SEAC management believes that SEAC will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of an Initial Business Combination or one year from the issuance of the financial statements.

In accordance with the terms of the SEAC Articles, SEAC has until the Deadline Date to consummate an Initial Business Combination (the “Scheduled Liquidation Date”). Although SEAC plans to complete an Initial Business Combination, including the Business Combination, before the Scheduled Liquidation Date, there can be no assurance that SEAC will be able to consummate an Initial Business Combination by the Scheduled Liquidation Date. In connection with SEAC’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” SEAC management has determined that if SEAC is unable to complete an Initial Business Combination and raise additional funds to alleviate liquidity needs and since the mandatory liquidation deadline is less than 12 months away, there is substantial doubt that SEAC will operate as a going concern.

No adjustments have been made to the carrying amounts of assets or liabilities should SEAC be required to liquidate after the Scheduled Liquidation Date. SEAC management plans to consummate an Initial Business Combination prior to the Scheduled Liquidation Date, however there can be no assurance that one will be completed.

SEAC expects its primary liquidity requirements during that period prior to the Initial Business Combination to include approximately $416,000 for legal, accounting, due diligence, travel and other expenses associated with structuring, negotiating and documenting successful business combinations, $360,000 for administrative and support services, and approximately $224,000 for Nasdaq and other regulatory fees and approximately $850,000 for director and officer liability insurance premiums. SEAC will also reimburse Global Eagle Acquisition LLC (“GEA”), an affiliate of the SEAC Sponsor, for office space and administrative services provided to members of the SEAC management team in an amount not to exceed $15,000 per month in the event such space and/or services are utilized and SEAC does not pay a third party directly for such services.

These amounts are estimates and may differ materially from SEAC’s actual expenses. In addition, SEAC could use a portion of the funds not being placed in the Trust Account to pay commitment fees for financing, fees to consultants to assist SEAC with its search for a target business or as a down payment or to fund a “no-shop” provision (a provision designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed business combination, although SEAC does not have any current obligation or intention to do so. If SEAC enters into an agreement for an alternative business combination where SEAC pays for the right to receive exclusivity from a target business, the amount that would be used as a down payment or to fund a “no-shop” provision would be determined based on the terms of the specific business combination and the amount of SEAC’s available funds at the time. SEAC’s forfeiture of such funds (whether as a result of SEAC’s breach or otherwise) could result in SEAC’s not having sufficient funds to continue searching for, or conducting due diligence with respect to, prospective target businesses.

Moreover, SEAC may need to obtain additional financing to complete an Initial Business Combination, either because the transaction requires more cash than is available from the proceeds held in the Trust Account or because SEAC becomes obligated to redeem a significant number of SEAC Public Shares upon completion of the business combination, in which case SEAC may issue additional securities or incur debt in connection with such business combination. In addition, SEAC intends to target businesses with enterprise values that are greater than SEAC could acquire with the net proceeds of the SEAC IPO and the sale of the SEAC Private Placement Warrants, and, as a result, if the cash portion of the purchase price exceeds the amount available from the Trust Account, net of amounts needed to satisfy any redemptions by SEAC Public Shareholders, SEAC may be required to seek additional financing to complete such proposed Initial Business Combination. SEAC may also obtain financing prior to the closing of an Initial Business Combination to fund its working capital needs and transaction costs in connection with its search for and completion of an Initial Business Combination. There is no limitation on SEAC’s ability to raise funds through the issuance of equity or equity-linked securities or through loans, advances or other indebtedness in connection with an Initial Business Combination, including pursuant to forward purchase agreements or backstop agreements SEAC may enter into following consummation of the SEAC IPO. Subject to compliance with applicable securities laws, SEAC would only complete such financing simultaneously with the completion of an Initial Business Combination. If SEAC is unable to complete an Initial Business Combination because SEAC does not have sufficient funds available to it, SEAC will be forced to cease operations and liquidate the Trust Account. In addition, following an Initial Business Combination, if cash on hand is insufficient, SEAC may need to obtain additional financing in order to meet its obligations.

Quantitative and Qualitative Disclosures about Market Risk

The net proceeds of the SEAC IPO and the sale of the SEAC Private Placement Warrants held in the Trust Account have been and may only be held as cash, in an interest-bearing demand deposit account, or invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Due to the short-term nature of these investments, SEAC believes there will be no associated material exposure to interest rate risk.

Initial Public Offering Related Party Transactions

On November 5, 2021, the SEAC Sponsor purchased an aggregate of 17,250,000 Founder Shares in exchange for a capital contribution of $25,000, or approximately $0.0014 per share. On December 13, 2021, SEAC effected a share capitalization of 4,312,500 Founder Shares which resulted in the SEAC Sponsor holding an aggregate of 21,562,500 Founder Shares. The number of Founder Shares outstanding was determined based on the expectation that the total size of the SEAC IPO would be a maximum of 86,250,000 SEAC Units if the underwriters’ over-allotment option is exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after the SEAC IPO. On February 19, 2022, the 2,812,500 Founder Shares were forfeited because the underwriters did not exercise their over-allotment option resulting in the SEAC Sponsor holding 18,750,000 Founder Shares.

The SEAC Sponsor purchased an aggregate of 11,733,333 SEAC Private Placement Warrants, at a price of $1.50 per warrant, or $17,600,000 in the aggregate, in a Private Placement that closed simultaneously with the closing of the SEAC IPO. Each SEAC Private Placement Warrant entitles the holder to purchase one SEAC Class A Ordinary Share at $11.50 per share. The SEAC Private Placement Warrants are identical to the SEAC Public Warrants, except that (i) the SEAC Private Placement Warrants will not be redeemable by SEAC, (ii) the SEAC Private Placement Warrants and the SEAC Class A Ordinary Shares issuable upon the exercise of the SEAC Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of an Initial Business Combination, subject to certain limited exceptions, (iii) the SEAC Private Placement Warrants will be exercisable on a cashless basis, (iv) will use a different Black-Scholes Warrant Model for purposes of calculating the Black-Scholes Warrant Value (as defined in the Warrant Agreement relating to the warrants) and

(v) the SEAC Private Placement Warrants and the SEAC Class A Ordinary Shares issuable upon exercise of the SEAC Private Placement Warrants will be entitled to registration rights. If the SEAC Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the SEAC Private Placement Warrants will be redeemable by SEAC and exercisable by such holders on the same basis as the SEAC Public Warrants.

There will be no finder’s fees, reimbursements, consulting fees or other compensation paid by SEAC to the SEAC Sponsor, officers or directors, or any of their affiliates, for services rendered to SEAC prior to, or in connection with, an Initial Business Combination (regardless of the type of transaction that it is) other than as described below. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. SEAC’s audit committee will review on a quarterly basis all payments that were made to the SEAC Sponsor, officers, directors or their affiliates.

SEAC currently maintains its executive offices at 955 Fifth Avenue, New York, NY, 10075 from GEA, an affiliate of the SEAC Sponsor. In accordance with the terms of the Administrative Services and Indemnification Agreement , SEAC reimburses GEA for office space and administrative services provided to members of the SEAC management team in an amount not exceeding $15,000 per month. Upon completion of an Initial Business Combination or SEAC’s liquidation, SEAC will cease paying these monthly fees.

SEAC has agreed, pursuant to the Administrative Services and Indemnification Agreement with the SEAC Sponsor and GEA relating to the monthly reimbursement for office space and administrative services described above, that SEAC will indemnify the SEAC Sponsor from any claims arising out of or relating to the SEAC IPO or operations or conduct of SEAC’s business (including an Initial Business Combination) or any claim against the SEAC Sponsor alleging any expressed or implied management or endorsement by the SEAC Sponsor or any of activities or any express or implied association between the SEAC Sponsor and SEAC or any of its affiliates, which agreement provides that the indemnified parties cannot access the funds held in the Trust Account.

On November 5, 2021, SEAC issued the promissory note to the SEAC Sponsor, pursuant to which SEAC could borrow up to an aggregate principal amount of $300,000 (the “Promissory Note”). The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2022 or (ii) the completion of the SEAC IPO. On January 11, 2022, the amount outstanding under the Promissory Note was repaid in full, and borrowings under the Promissory Note are no longer available.

In addition, in order to finance transaction costs in connection with an intended Initial Business Combination, the SEAC Sponsor or an affiliate of the SEAC Sponsor or certain of SEAC’s officers and directors may, but are not obligated to, loan SEAC funds as may be required on a non-interest basis. If SEAC completes an Initial Business Combination, SEAC would repay such loaned amounts. In the event that an Initial Business Combination does not close, SEAC may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Such loans may be convertible into private placement warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the SEAC Private Placement Warrants. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of an Initial Business Combination, SEAC does not expect to seek loans from parties other than the SEAC Sponsor or an affiliate of the SEAC Sponsor as SEAC does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.

Any of the foregoing payments to GEA, repayments of loans from the SEAC Sponsor or repayments of working capital loans prior to an Initial Business Combination will be made using funds held outside the Trust Account and may be made from interest earned on the Trust Account and released to SEAC to fund its working capital requirements (subject to an aggregate limit of $3,000,000).

After the Initial Business Combination, members of the SEAC management team who remain with SEAC may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to SEAC Shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to SEAC Shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider the Initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Commitments and Contractual Obligations

As of December 31, 2023, SEAC does not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities. No audited yearly operating data is included in this proxy statement/prospectus as we have not conducted any operations to date.

Administrative Services and Indemnification Fee

On January 5, 2022, SEAC entered into an Administrative Services and Indemnification Agreement with the SEAC Sponsor and GEA. SEAC agreed to pay GEA, an affiliate of the SEAC Sponsor, $15,000 per month for office space, utilities, secretarial and administrative support services and to provide indemnification to the SEAC Sponsor from any claims arising out of or relating to the SEAC IPO or SEAC’s operations or conduct of SEAC’s business (including its Initial Business Combination) or any claim against the SEAC Sponsor alleging any expressed or implied management or endorsement by the SEAC Sponsor of any of SEAC’s activities or any express or implied association between the SEAC Sponsor and SEAC or any of its affiliates. Upon completion of a business combination or SEAC’s liquidation, we will cease paying these monthly fees. In the years ended December 31, 2023 and 2022, and the period from November 3, 2021 (inception) to December 31, 2021, SEAC incurred $180,000, $180,000 and $0, respectively, in administrative services expenses under the arrangement. As of December 31, 2023 and 2022, $45,000 and $45,000, respectively, is included in accounts payable and accrued expenses in the accompanying consolidated balance sheets.

Underwriting Agreement

On January 5, 2022, SEAC entered into the Underwriting Agreement. The SEAC IPO Underwriters were paid a cash underwriting discount of two percent (2.0%) of the gross proceeds of the SEAC IPO, or $15,000,000. Additionally, the SEAC IPO Underwriters were entitled to a deferred underwriting commission of 3.5% or $26,250,000 of the gross proceeds of the SEAC IPO held in the Trust Account upon the completion of SEAC’s Initial Business Combination subject to the terms of the Underwriting Agreement. The deferred underwriting commissions will become payable to the underwriters from the amounts held in the Trust Account solely in the event that SEAC completes an Initial Business Combination, subject to the terms of the Underwriting Agreement.

In consideration of Citi’s engagement as SEAC’s financial advisor and placement agent in the PIPE financing raised in connection with the Business Combination, and the fees it is expected to receive in connection with such roles (as more fully described in the subsection entitled “The Business Combination – Certain Engagements in Connection with the Business Combination and Related Transactions”), on January 3, 2024, Citi agreed to make adjustments to its entitlement to a portion of the $26,250,000 deferred underwriting fee payable to it pursuant to the Underwriting Agreement Such adjustments modified Citi’s entitlement to its portion of the deferred underwriting fee to be equal to a specific percentage of the amount remaining in the Trust Account, after giving effect to the redemption rights exercised by the SEAC Public Shareholders and certain other adjustments.

The aggregate fees payable to Citi upon the closing of the Business Combination is expected to be approximately $7.6 million, comprising of approximately $3.2 million as the modified deferred underwriting commission to which Citi is entitled equal to a specific percentage of the amount remaining in the Trust Account at Closing, which, for illustrative purposes, is presented here assuming $184.4 million remains in the Trust Account at

Closing and after giving effect to redemption rights exercised by the SEAC Public Shareholders and certain other adjustments (as described in the section “Business of SEAC and Certain Information About SEAC – Modifications to the SEAC IPO Underwriters’ Deferred Discount”), approximately $3.4 million for its role as co-placement agent and $1.0 million for its role as SEAC’s financial advisor.

In addition, on January 3, 2024, SEAC received a letter from GS whereby GS waived its entitlement to any portion of the $26,250,000 deferred underwriting fee payable pursuant to the Underwriting Agreement. SEAC did not seek out the reasons why GS waived its deferred underwriting fee, despite GS having already completed its services under the Underwriting Agreement. GS received no additional consideration for the waiver of its entitlement to the deferred underwriting fee. There is no dispute among any of the parties to the Business Combination with respect to the services provided or the resignation of GS. While GS did not participate in any aspect of the Business Combination and SEAC has no other contractual relationship with GS, investors should be aware that the waiver of a deferred underwriting fee is unusual. GS did not affirmatively disclaim responsibility for any of the disclosure in this proxy statement/prospectus. See the risk factor entitled “Goldman Sachs & Co. LLC (“GS”), a representative of the underwriters in SEAC IPO, was to be compensated in part on a deferred basis for already-rendered underwriting services in connection with SEAC IPO, yet GS, without any consideration from SEAC or Lionsgate, gratuitously waived its entitlement to such compensation. While GS did not participate in any aspect of the Business Combination and SEAC has no other contractual relationship with GS, investors should be aware that the waiver of a deferred underwriting fee is unusual.”

In addition, although GS waived its entitlement to any deferred underwriting fee payable to it pursuant to the Underwriting Agreement, certain provisions of the Underwriting Agreement were not waived by GS. In particular, GS did not waive its rights to indemnification and contribution under the Underwriting Agreement. As a result, if any claims, litigation, disputes or other legal proceedings are brought by third parties against any of the SEAC IPO Underwriters in relation to its services provided under the Underwriting Agreement, then SEAC (and Pubco after the Closing) may be liable to pay for or reimburse the SEAC IPO Underwriters for such losses and costs it incurs, subject to the limitations set forth in the Underwriting Agreement. In addition, the Underwriting Agreement described above contains a contribution provision in the event that the indemnity obligations are unavailable or insufficient to hold harmless an indemnified party; however, no SEAC IPO Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the offered securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay. Therefore, there can be no assurance that SEAC (or PubCo after the Closing) would have sufficient funds to satisfy such indemnification claims.

Business Combination Agreement and Related Agreements

Business Combination Agreement

On December 22, 2023, SEAC, New SEAC, Lions Gate Parent, Studio HoldCo, StudioCo, MergerCo and New BC Sub, entered into the Business Combination Agreement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement, (i) the Company will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) in pursuant to the Arrangement and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C)

StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement. The Arrangement is subject to the approval by the Supreme Court of British Columbia under the BC Act.

See “The Business Combination” above and “Certain Relationships and Related Transactions” for additional information.

PIPE Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, SEAC, New SEAC and Lions Gate Parent entered into the Initial Subscription Agreements with certain PIPE Investors pursuant to which such PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 18,172,378 Pubco Common Shares, at a purchase price of $9.63 per share, for an aggregate cash amount of $175,000,000.

Pursuant to the Initial Subscription Agreements, such PIPE Investors may elect to offset its total commitment under its Subscription Agreement, on a one-for-one basis, up to the total amount of PIPE Shares subscribed thereunder, to the extent such PIPE Investor (i) purchases SEAC Class A Ordinary Shares in open market transactions at a price of less than the Closing redemption price per-share prior to the record date established for voting at the SEAC Shareholders’ Meeting, but only if the PIPE Investor agrees, with respect to such Open-Market Purchase Shares, to (A) not sell or transfer any such Open-Market Purchase Shares prior to the Closing (B) not vote any such Open-Market Purchase Shares in favor of approving the Business Combination and instead submits a proxy abstaining from voting thereon and (C) to the extent such investor has the right to have all or some of its Open-Market Purchase Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights; and (ii) beneficially owned any SEAC Class A Ordinary Shares as of the date of its Subscription Agreement, but only if the PIPE Investor agrees, with respect to such Currently Owned Shares, to (A) not to sell or transfer and such Currently Owned Shares prior to the Closing, (B) vote all of its Currently Owned Shares in favor of approving the Business Combination at the SEAC Shareholders’ Meeting, and (C) to the extent such investor has the right to have all or some of its Currently Owned Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights.

If such PIPE Investor exercises its Reduction Right and meets the foregoing conditions, then for every SEAC Class A Ordinary Share for which such PIPE Investor exercises its Reduction Right, such PIPE Investor will be entitled to purchase from SEAC 0.1111 newly issued SEAC Class A Ordinary Shares, at a purchase price of $0.0001 per share, which shares will be issued by SEAC prior to the SEAC Merger.

Critical Accounting Estimates

The preparation of financial statements and related disclosures in conformity with GAAP requires SEAC management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income expenses during the period reported. Actual results could materially differ from those estimates. SEAC has identified the following critical accounting policies;

Warrant liability

SEAC accounts for the SEAC Private Placement Warrants as liabilities at fair value on the consolidated balance sheets. The SEAC Private Placement Warrants are subject to remeasurement at each balance sheet date and any change in fair value is recognized as a component of other income (expense), net on the consolidated statements of operations. SEAC will continue to adjust the liability for changes in fair value until the earlier of the exercise or expiration of the SEAC Private Placement Warrants. At that time, the portion of the warrant liability related to the SEAC Private Placement Warrants will be reclassified to additional paid-in capital. This accounting estimate is subject to uncertainty given there is significant judgment in certain inputs, such as implied volatility and the probability of completing the Business Combination or a different business combination. Any changes in the inputs could have a significant impact on the results of operations. For the years ended December 31, 2023 and 2022, SEAC recognized a gain resulting from a decrease in the fair value of the SEAC Private Placement Warrants of $2,816,000 and $14,197,333, respectively. These gains are presented as a change in fair value of warrant liability in other income in the accompanying consolidated statements of operations.

PIPE with reduction right liability

SEAC accounts for the Subscription Agreements as a liability at fair value on the consolidated balance sheets (the “PIPE with reduction right liability”). The Subscription Agreements are subject to remeasurement at each balance sheet date and any change in fair value is recognized as a component of other income (expense), net on the consolidated statements of operations. SEAC will continue to adjust the liability for changes in fair value until the earlier of the closing of the transactions contemplated by the Subscription Agreements or expiration of the Subscription Agreements. At that time, the PIPE with reduction right liability will be reclassified to additional paid-in capital. This accounting estimate is subject to uncertainty given there is significant judgment in certain inputs, such as the probability of completing the Business Combination. Any changes in the inputs could have a significant impact on the results of operations. For the year ended December 31, 2023, SEAC recorded a PIPE with reduction right expense of $18,797,300 in loss from operations and a gain resulting from a decrease in the fair value of the PIPE with reduction right liability of $544,290. This gain is presented as a change in fair value of PIPE with reduction right liability in other income in the accompanying consolidated statement of operations.

Recent Developments

On April 9, 2024, SEAC held an Extension Meeting, where the SEAC Shareholders voted and approved amendments to the SEAC IPO Articles, which (i) extended the Deadline Date from April 10, 2024 to June 15, 2024, (ii) eliminated the limitation that SEAC may not redeem SEAC Public Shares in an amount that would cause SEAC’s net tangible assets to be less than $5,000,001 in connection with the Initial Business Combination, and (iii) provided the holders of SEAC Class B Ordinary Shares the right to convert their SEAC Class B Ordinary Shares into SEAC Class A Ordinary Shares on a one-for-one basis prior to the closing of an Initial Business Combination at the election of the holder. These amendments took effect on April 9, 2024, upon the approval by the SEAC Shareholders at the Extension Meeting.

In connection with the Extension Meeting, a total of 57,824,777 SEAC Public Shares, representing an aggregate of approximately $620.8 million, were presented for redemption. As a result, as of April 10, 2024, after the satisfaction of such redemptions, the balance in SEAC’s Trust Account is expected to be approximately $184.4 million.

On April 11, 2024, SEAC, New SEAC and Lions Gate Parent entered into an Additional Subscription Agreement, pursuant to which an additional PIPE Investor agreed to purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 4,918,839 Pubco Common Shares, at a purchase price of $10.165 per share, for an aggregate cash amount of $50,000,000.

Also on April 11, 2024 SEAC, New SEAC, MergerCo, New BC Sub, Lions Gate Parent, Studio HoldCo and StudioCo entered into Amendment No.1 in order to, among other things, (i) remove the provisions requiring nonredeeming SEAC Public Shareholders to receive a mix of cash and stock consideration in the Business Combination in the event that non-redemptions of SEAC Public Shares at the Closing would have otherwise diluted Lions Gate Parent’s ownership in the combined company, such that SEAC Public Shareholders who do not redeem receive only stock of the combined company and (ii) amend the closing condition requiring Aggregate Transaction Proceeds to equal $350,000,000, with a minimum of $175,000,000 required to be in the Trust Account (which may be reduced dollar-for-dollar by any additional PIPE Investment Amount above $175,000,000) to instead require aggregate transactions proceeds to be no less than $350,000,000 and no greater than $409,500,000, with a minimum of $125,000,000 required to be in the Trust Account (which may be reduced dollar-for-dollar by any additional PIPE Investment Amount above $225,000,000).

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

The following management’s discussion and analysis of financial condition and results of operations reflects the combined financial statements of the Studio Business, which were prepared on a “carve-out” basis and derived from Lions Gate Entertainment Corp’s consolidated financial statements and accounting records. This discussion should be read together with the combined financial statements and related notes of the Studio Business that are included elsewhere in this proxy statement/prospectus. This discussion contains forward-looking statements based upon current expectations that involve risks and uncertainties. The Studio Business’s actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under the section entitled “Risk Factors” or in other parts of this proxy statement/prospectus. Please also see the section entitled “Cautionary Note Regarding Forward-Looking Statements.”

Overview

The Studio Business (the “Company,” “Studio,” “we,” “us,” or “our”) is substantially reflective of Lions Gate Entertainment Corp’s (“Lionsgate” or “Lions Gate Parent”) Motion Picture and Television Production segments together with a substantial portion of Lionsgate’s corporate general and administrative costs. Studio’s world-class motion picture and television studio operations bring a unique and varied portfolio of entertainment to consumers around the world.

The Motion Picture segment consists of the development and production of feature films, acquisition of North American and worldwide distribution rights, North American theatrical, home entertainment and television distribution of feature films produced and acquired, and worldwide licensing of distribution rights to feature films produced and acquired. The Television Production segment consists of the development, production and worldwide distribution of television productions including television series, television movies and mini-series, and non-fiction programming. The Motion Picture segment includes the licensing of motion pictures and the Television Production segment includes the licensing of Starz original productions to the STARZ-branded premium global subscription platforms (the “Starz Business”). The Television Production segment also includes the ancillary market distribution of Starz original productions and licensed product. Additionally, the Television Production segment includes the results of operations of 3 Arts Entertainment, a talent management company.

The Studio Business manages and reports its operating results through two reportable business segments, Motion Picture and Television Production, as further discussed below.

Background and Proposed Business Combination

As described in Note 2 to the unaudited interim condensed combined financial statements of the Studio Business of Lions Gate Entertainment Corp. included elsewhere in this proxy statement/prospectus, on December 22, 2023, Lionsgate, SEAC, New SEAC, SEAC MergerCo, 1455941 B.C. Unlimited, LG Sirius Holdings and StudioCo entered into a business combination agreement pursuant to which the Studio Business will be combined with Screaming Eagle through a series of transactions, including an amalgamation of StudioCo and New SEAC under a Canadian plan of arrangement (the “Business Combination”). Upon consummation of the Business Combination, between approximately 85.7% and 87.3% of the total shares of the Studio Business are expected to continue to be held indirectly by Lionsgate, while SEAC Public Shareholders and founders and common equity financing investors are expected to own an aggregate of between approximately 14.3% and 12.7% of the combined company. In addition to establishing the Studio Business as a standalone publicly-traded entity, the transaction is expected to deliver between approximately $350 million and $409,500,000 of gross proceeds to Lionsgate, including $225 million in private investments in public equities (“PIPE”) financing.

The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”). Under this method of accounting,

SEAC will be treated as the acquired company and the Studio Business will be treated as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of New SEAC will represent a continuation of the financial statements of the Studio Business, with the Business Combination treated as the equivalent of the Studio Business issuing stock for the historical net assets of SEAC, accompanied by a recapitalization. The net assets of SEAC will be stated at fair value, which approximates historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the Studio Business.

As a consequence of the Business Combination, the Studio Business will become the successor to an SEC- registered and Nasdaq-listed company. In connection with the Business Combination, the Studio Business and Lionsgate will enter into a shared-services arrangement and an intercompany debt arrangement, among other agreements. The shared-services arrangement is expected to reflect substantially all of Lionsgate’s corporate general and administrative functions and costs remaining with the Studio Business, as further discussed below. The intercompany debt arrangement will provide that the outstanding obligations and debt service requirements (principal and interest payments) of the Studio Business will remain substantially the same as under Lionsgate’s Senior Credit Facilities, as described and defined below. In addition, the terms of Lionsgate’s interest rate swap arrangements will be transferred to the Studio Business. However, the Studio Business’s availability under the Lionsgate revolving credit facility will be $1.1 billion, reduced from Lionsgate’s total availability of $1.25 billion, such that a portion of the borrowing capacity is allocated to Lionsgate’s Starz entities. The terms of such intercompany debt arrangement are subject to change and may not ultimately be comparable with the Senior Credit Facilities.

Basis of Presentation

This proxy statement/prospectus includes historical audited combined financial statements of the Studio Business, which were prepared on a “carve-out” basis and derived from Lionsgate’s consolidated financial statements and accounting records. These combined financial statements reflect the Studio Business’s combined historical financial position, results of operations and cash flows as they were historically managed in accordance with U.S. GAAP. The combined financial statements may not be indicative of the Studio Business’s future performance and do not necessarily reflect what the financial position, results of operations and cash flows would have been had the Studio Business operated as an independent, publicly traded company during the periods presented.

The Studio Business has historically operated as part of Lionsgate and not as a standalone company. The Studio Business combined financial statements, representing the historical assets, liabilities, operations and cash flows of the combination of the operations making up the worldwide Studio Business, have been derived from the separate historical accounting records maintained by Lionsgate, and are presented on a carve-out basis. These combined financial statements reflect the combined historical results of operations, financial position, comprehensive income (loss) and cash flows of the Studio Business for the periods presented as historically managed within Lionsgate through the use of a management approach in identifying the Studio Business’s operations. In using the management approach, considerations over how the business operates were utilized to identify historical operations that should be presented within the carve-out financial statements. This approach was taken due to the historical organizational structure of certain legal entities comprising the Studio Business.

All revenues and costs as well as assets and liabilities directly associated with the business activity of the Studio Business are included in the combined financial statements included elsewhere in this proxy statement/ prospectus. Revenues and costs associated with the Studio Business are specifically identifiable in the accounting records maintained by Lionsgate and primarily represent the revenue and costs used for the determination of segment profit of the Motion Picture and Television Production segments of Lionsgate. In addition, the Studio Business costs include an allocation of corporate general and administrative expense (inclusive of share-based compensation) which has been allocated to the Studio Business as further discussed below. Other costs excluded from the Motion Picture and Television Production segment profit but relating to the Studio Business are generally specifically identifiable as costs of the Studio Business in the accounting records of Lionsgate and are included in the accompanying combined financial statements.

Lionsgate utilizes a centralized approach to cash management. Cash generated by the Studio Business is managed by Lionsgate’s centralized treasury function and cash is routinely transferred to the Studio Business or the Starz Business to fund operating activities when needed. Cash and cash equivalents of the Studio Business are reflected in the combined balance sheets. Payables to and receivables from Lionsgate, primarily related to the Starz Business, are often settled through movement to the intercompany accounts between Lionsgate, the Starz Business and the Studio Business. Other than certain specific balances related to unsettled payables or receivables, the intercompany balances between the Studio Business and Lionsgate have been accounted for as parent net investment. See Note 20 to the audited combined financial statements and Note 18 to the unaudited interim condensed combined financial statements of the Studio Business of Lions Gate Entertainment Corp. included elsewhere in this proxy statement/prospectus.

The Studio Business is the primary borrower of certain corporate indebtedness (the Revolving Credit Facility, Term Loan A and Term Loan B, together referred to as the “Senior Credit Facilities”) of Lionsgate. The Senior Credit Facilities are generally used as a method of financing Lionsgate’s operations in totality and are not specifically identifiable to the Studio Business or the Starz Business. It is not practical to determine what the capital structure would have been historically for the Studio Business as a standalone company, however, Lionsgate’s Senior Credit Facilities and related interest expense are reflected in the Studio Business’s combined financial statements. A portion of Lionsgate’s corporate debt, Lionsgate’s 5.500% senior notes due April 15, 2029 and related interest expense are not reflected in the Studio Business’s combined financial statements, as such Senior Notes were issued by a Starz Business entity. The Studio Business remains a guarantor under the Senior Notes indenture agreement. As described above, it is expected that the intercompany debt arrangement will provide that the outstanding obligations and debt service requirements (principal and interest payments) of the Studio Business will remain substantially the same as under Lionsgate’s Senior Credit Facilities. In addition, the terms of Lionsgate’s interest rate swap arrangements will be transferred to the Studio Business. However, the Studio Business’s availability under the Lionsgate revolving credit facility will be $1.1 billion, reduced from Lionsgate’s total availability of $1.25 billion, such that a portion of the borrowing capacity is allocated to Lionsgate’s Starz entities. The terms of such intercompany debt arrangement are subject to change and may not ultimately be comparable with the Senior Credit Facilities. See Note 7 to the audited combined financial statements and Note 6 to the unaudited interim condensed combined financial statements of the Studio Business of Lions Gate Entertainment Corp. included elsewhere in this proxy statement/prospectus and the “Liquidity and Capital Resources” section further below.

Additional indebtedness directly related to the Studio Business including production loans, borrowings under the Production Tax Credit Facility, IP Credit Facility, and Backlog Facility (each as defined below) and other obligations are reflected in the Studio Business combined financial statements. See Note 8 to the audited combined financial statements and Note 7 to the unaudited interim condensed combined financial statements of the Studio Business of Lions Gate Entertainment Corp. included elsewhere in this proxy statement/prospectus.

Lionsgate’s corporate general and administrative functions and costs, which will primarily be retained within the Studio Business through shared services agreements, as described below, have historically provided oversight over both the Starz Business and the Studio Business. These functions and costs include, but are not limited to, salaries and wages for certain executives and other corporate officers related to executive oversight, investor relations costs, costs for the maintenance of corporate facilities, and other common administrative support functions, including corporate accounting, finance and financial reporting, audit and tax costs, corporate and other legal support functions, and certain information technology and human resources expense. Accordingly, the audited combined financial statements and unaudited interim condensed combined financial statements of the Studio Business, included elsewhere in this proxy statement/prospectus, include allocations of certain general and administrative expenses (inclusive of share-based compensation) from Lionsgate related to these corporate and shared service functions historically provided by Lionsgate. These expenses have been allocated to the Studio Business on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis of consolidated Lionsgate revenue, payroll expense or other measures considered to be a reasonable reflection of the historical utilization levels of these services. Accordingly, the Studio Business financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if the Studio Business had been operated as an unaffiliated entity, and may not be indicative of the expenses that the Studio Business will incur in the future. Further, following the Business Combination, a shared-services arrangement will reflect substantially all of Lionsgate’s corporate general and administrative function and costs remaining with the Studio Business. See “Certain Relationships and Related Transactions-StudioCo Relationships and Related Party Transactions-Shared Services Agreement/Overhead Sharing Agreement.”

The Studio Business also pays certain costs on behalf of the Starz Business such as certain rent expense, employee benefits, insurance and other administrative operating costs which are reflected as expenses of the Starz Business. The Starz Business also pays certain costs on behalf of the Studio Business such as legal expenses, software development costs and severance which are reflected as expenses of the Studio Business. The settlement of reimbursable expenses between the Studio Business and the Starz Business have been accounted for as parent net investment. See Note 20 to the audited combined financial statements and Note 18 to the unaudited interim condensed combined financial statements of the Studio Business of Lions Gate Entertainment Corp. included elsewhere in this proxy statement/prospectus.

Management believes the assumptions underlying the combined financial statements, including the assumptions regarding the allocation of general and administrative expenses from Lionsgate to the Studio Business, are reasonable. However, as mentioned above, the allocations may not include all of the actual expenses that would have been incurred by the Studio Business and may not reflect its combined results of operations, financial position and cash flows had it been a standalone company during the periods presented. It is not practicable to estimate actual costs that would have been incurred had the Studio Business been a standalone company and operated as an unaffiliated entity during the periods presented. Actual costs that might have been incurred had the Studio Business been a standalone company would depend on a number of factors, including the organizational structure, what corporate functions the Studio Business might have performed directly or outsourced, and strategic decisions the Studio Business might have made in areas such as executive management, legal and other professional services, and certain corporate overhead functions. See “Components of Results of Operations- Expenses” below, Note 20 to our audited combined financial statements and Note 18 to our unaudited interim condensed combined financial statements for further detail of the allocations included in the Studio Business combined financial statements included elsewhere in this proxy statement/prospectus.

Components of Results of Operations

Revenues

Our revenues are derived from the Motion Picture and Television Production segments, as described below. As mentioned above, we refer to our Motion Picture and Television Production segments collectively as our Studio Business. Our revenues are derived from the U.S., Canada, the United Kingdom and other foreign countries. None of the non-U.S. countries individually comprised greater than 10% of total revenues for the years ended March 31, 2023, 2022 and 2021 or for the nine months ended December 31, 2023 and 2022.

Motion Picture: Our Motion Picture segment includes revenues derived from the following:

•

Theatrical. Theatrical revenues are derived from the domestic theatrical release of motion pictures licensed to theatrical exhibitors on a picture-by-picture basis (distributed by us directly in the U.S. and through a sub-distributor in Canada). The revenues from Canada are reported net of distribution fees and release expenses of the Canadian sub-distributor. The financial terms that we negotiate with our theatrical exhibitors in the U.S. generally provide that we receive a percentage of the box office results.

•	Home Entertainment. Home entertainment revenues are derived from the sale or rental of our film productions and acquired or licensed films and certain television programs (including theatrical and direct-to-video releases) on packaged media and through digital media platforms (including pay-per-view and video-on-demand platforms, electronic sell through, and digital rental). In addition, we have revenue sharing arrangements with certain digital media platforms which generally provide that, in exchange for a nominal or no upfront sales price, we share in the rental or sales revenues generated by the platform on a title-by-title basis.

•

Television. Television revenues are primarily derived from the licensing of our theatrical productions and acquired films to the linear pay, basic cable and free television markets. In addition, when a license in our traditional pay television window is made to a subscription video-on-demand or other digital platform, the revenues are included here.

•

International. International revenues are derived from (1) licensing of our productions, acquired films, our catalog product and libraries of acquired titles to international distributors, on a territory-by-territory basis; and (2) the direct distribution of our productions, acquired films, and our catalog product and libraries of acquired titles in the United Kingdom.

•

Other. Other revenues are derived from, among others, the licensing of our film and television and related content (games, music, location-based entertainment royalties, etc.) to other ancillary markets.

Television Production: Our Television Production segment includes revenues derived from the following:

•

Television. Television revenues are derived from the licensing to domestic markets (linear pay, basic cable, free television and syndication) of scripted and unscripted series, television movies, mini-series and non-fiction programming. Television revenues include fixed fee arrangements as well as arrangements in which we earn advertising revenue from the exploitation of certain content on television networks. Television revenues also include revenue from licenses to subscription-video-on-demand platforms in which the initial license of a television series is to a subscription video-on-demand platform.

•

International. International revenues are derived from the licensing and syndication to international markets of scripted and unscripted series, television movies, mini-series and non-fiction programming.

•	Home Entertainment. Home entertainment revenues are derived from the sale or rental of television production movies or series on packaged media and through digital media platforms.

•

Other. Other revenues are derived from, among others, the licensing of our television programs to other ancillary markets, the sales and licensing of music from the television broadcasts of our productions, and from commissions and executive producer fees earned related to talent management.

Expenses

Our primary operating expenses include direct operating expenses, distribution and marketing expenses and general and administration expenses.

Direct operating expenses include amortization of film and television production or acquisition costs, participation and residual expenses, provision for doubtful accounts, and foreign exchange gains and losses.

Participation costs represent contingent consideration payable based on the performance of the film or television program to parties associated with the film or television program, including producers, writers, directors or actors. Residuals represent amounts payable to various unions or “guilds” such as the Screen Actors Guild - American Federation of Television and Radio Artists, Directors Guild of America, and Writers Guild of America, based on the performance of the film or television program in certain ancillary markets or based on the individual’s (i.e., actor, director, writer) salary level in the television market.

Distribution and marketing expenses primarily include the costs of theatrical prints and advertising (“P&A”) and premium video-on-demand (“Premium VOD”) expense and of DVD/Blu-ray duplication and marketing.

Theatrical P&A includes the costs of the theatrical prints delivered to theatrical exhibitors and the advertising and marketing cost associated with the theatrical release of the picture. Premium VOD expense represents the advertising and marketing cost associated with the Premium VOD release of the picture. DVD/Blu-ray duplication represents the cost of the DVD/Blu-ray product and the manufacturing costs associated with creating the physical products. DVD/Blu-ray marketing costs represent the cost of advertising the product at or near the time of its release or special promotional advertising.

General and administration expenses include salaries and other overhead and include allocations for certain general and administrative expenses from Lionsgate related to certain corporate and shared service functions historically provided by Lionsgate, including, but not limited to, executive oversight, investor relations, accounting, tax, legal, human resources, occupancy, and other shared services. See “Basis of Presentation” above, Note 1 and Note 20 to our audited combined financial statements and Note 1 and Note 18 to our unaudited interim condensed combined financial statements for further details on our methodology for allocating these costs. Allocations of expenses from Lionsgate are not necessarily indicative of future expenses and do not necessarily reflect results that would have been achieved by the Studio Business as an independent, publicly traded company for the periods presented. Lionsgate’s corporate and shared service function expense and the allocation reflected in the Studio Business’s audited combined financial statements and unaudited interim condensed combined financial statements is presented in the table below:

	Nine Months Ended December 31,		Year Ended March 31,
	2023	2022	2023	2022	2021

	(Amounts in millions)
Lionsgate corporate general and administrative expenses:
Lionsgate corporate general and administrative expenses, excluding share-based compensation	$94.2	$69.4	$122.6	$97.1	$113.7
Share-based compensation	16.6	24.1	36.3	27.4	24.9

Total Lionsgate corporate general and administrative expenses	$110.8	$93.5	$158.9	$124.5	$138.6

Allocation to the Studio Business
General and administrative expenses, excluding allocation of Lionsgate corporate and shared employee share-based compensation expense	$76.2	$57.7	$100.8	$80.0	$91.4
Allocation of shared employee share-based compensation expense	12.1	17.0	26.7	19.6	18.0

Total allocation to the Studio Business	$88.3	$74.7	$127.5	$99.6	$109.4

Recurring standalone costs may be higher than historical allocations as the corporate general and administrative functions will remain at the Studio Business following the Business Combination, which may have an impact on profitability and operating cash flows. See “Basis of Presentation” above for more information.

Acquisition of eOne

On December 27, 2023, Lionsgate and its subsidiaries, Lions Gate Entertainment Inc., a Delaware corporation (“LGEI”), and Lions Gate International Motion Pictures S.à.r.l., a Luxembourg société à responsabilité limitée (“LGIMP” and, with Lionsgate and LGEI, collectively the “Buyers”), completed the previously announced acquisition of all of the issued and outstanding equity interests of the companies constituting the Entertainment One television and film (“eOne”) business from Hasbro, Inc., a Rhode Island corporation (“Hasbro”), pursuant to that certain Equity Purchase Agreement (the “Purchase Agreement”) dated August 3, 2023. The aggregate cash purchase price was approximately $375.0 million, subject to certain purchase price adjustments, including for cash, debt, and working capital. Upon closing, the Company paid $331.0 million, net of cash acquired of $54.1 million, which reflects the purchase price of $375.0 million adjusted for estimated cash, debt, transaction costs and working capital. The preliminary purchase price is subject to further adjustments based on the final determination of the purchase price adjustments. The acquisition of eOne, a film and television production and distribution company, builds the Company’s film and television library, strengthens the Company’s scripted and unscripted television business, and continues to expand the Company’s presence in Canada and the U.K.

The acquisition was accounted for under the acquisition method of accounting, with the financial results of eOne included in the Studio Business’s combined results from December 27, 2023. There was no material revenue or net income from eOne for the period from December 27, 2023 through December 31, 2023. The Studio Business incurred approximately $8.8 million of acquisition-related costs that were expensed in restructuring and other during the nine months ended December 31, 2023.

The audited combined financial statements of eOne as of December 25, 2022 and December 26, 2021 and for the fiscal years ended December 25, 2022 and December 26, 2021 and the unaudited condensed combined financial statements of eOne as of October 1, 2023 and for the nine months ended October 1, 2023 and

September 25, 2022 included elsewhere in this proxy statement/prospectus present the results of operations of eOne prior to the Studio Business’s acquisition.

eOne revenues for the nine months ended October 1, 2023 was $419.3 million, as compared to $518.2 million for the nine months ended September 25, 2022. The decrease in revenues was driven by lower scripted and unscripted television deliveries, as well as lower film releases and/ or sales in the 2023 period compared to the 2022 period. These decreases were due primarily to the impact of the several months-long worker strikes by the Writers Guild of America and the American actors’ union, SAG-AFTRA, which disrupted the number and timing of planned program productions.

See Note 2 to the Studio Business’s unaudited interim condensed combined financial statements for further information.

Industry Strikes

On May 1, 2023, the collective bargaining agreement between the Writers Guild of America (“WGA”) and the Alliance of Motion Picture and Television Producers (“AMPTP”) expired, and on May 2, 2023, the WGA commenced an industry-wide strike. Subsequently, on September 25, 2023, WGA members voted in favor ratifying a new three-year contract, commencing September 25, 2023 and ending May 1, 2026.

On July 12, 2023, the collective bargaining agreement between the Screen Actors Guild - American Federation of Television and Radio Artists (“SAG-AFTRA”) and the AMPTP expired, and on July 14, 2023, the SAG-AFTRA commenced an industry-wide strike. Subsequently, on November 9, 2023, the national board of SAG-AFTRA approved an agreement reached on November 8, 2023 between SAG-AFTRA and the AMPTP to end the strike, and SAG-AFTRA union members ratified it shortly thereafter.

We paused certain theatrical and television productions as a result of the strikes. Consequently, the timing of certain production payments were delayed until productions resume and may increase the variability in payments for investment in film and television programs in future periods. In addition, the pausing and restarting of productions resulted in incremental costs, delayed the completion and release of some of our content (investment in films and television programs) and may have been the cause of impairments of our investment in film and television programs due to the cancellation of certain television shows.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Our accounting policies are more fully described in Note 1 to our audited combined financial statements. As disclosed in Note 1 to our audited combined financial statements, the preparation of our financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. The application of the following accounting policies, which are important to our financial position and results of operations, requires significant judgments and estimates on the part of management. As described more fully below, these estimates bear the risk of change due to the inherent uncertainty of the estimate. In some cases, changes in the accounting estimates are reasonably likely to occur from period to period. Accordingly, actual results could differ materially from our estimates. To the extent that there are material differences between these estimates and actual results, our financial condition or results of operations will be affected. We base our estimates on past experience and other assumptions that we believe are reasonable under the circumstances, and we evaluate these estimates on an ongoing basis. We believe that the following discussion addresses our most critical accounting policies, which are those that are most important to the portrayal of our financial condition and results of operations and require management’s most difficult, subjective and complex judgments.

Accounting for Films and Television Programs

Capitalized costs for films or television programs are predominantly monetized individually.

Amortization. Film cost amortization as well as participations and residuals expense are based on management’s estimates. Costs of acquiring and producing films and television programs and of acquired libraries are amortized and estimated liabilities for participations and residuals costs are accrued using the individual-film-forecast method, based on the ratio of the current period’s revenues to management’s estimated remaining total gross revenues to be earned (“ultimate revenue”). Management’s judgment is required in estimating ultimate revenue and the costs to be incurred throughout the life of each film or television program.

Management estimates ultimate revenues based on historical experience with similar titles or the title genre, the general public appeal of the cast, audience test results when available, actual performance (when available) at the box office or in markets currently being exploited, and other factors such as the quality and acceptance of motion pictures or programs that our competitors release into the marketplace at or near the same time, critical reviews, general economic conditions and other tangible and intangible factors, many of which we do not control and which may change.

For motion pictures, ultimate revenue includes estimates over a period not to exceed ten years following the date of initial release of the motion picture. The most sensitive factor affecting our estimate of ultimate revenues for a film intended for theatrical release is the film’s theatrical performance, as subsequent revenues from the licensing and sale in other markets have historically been highly correlated to its theatrical performance. After a film’s release, our estimates of revenue from succeeding markets are revised based on historical relationships and an analysis of current market trends.

For an episodic television series, the period over which ultimate revenues are estimated cannot exceed ten years following the date of delivery of the first episode, or, if still in production, five years from the date of delivery of the most recent episode, if later. The most sensitive factors affecting our estimate of ultimate revenues for a television series is whether the series will be ordered for a subsequent season and estimates of revenue in secondary markets other than the initial license fee, which depend on a number of factors, including, among others, the ratings or viewership the program achieves on the customers’ platforms. The initial estimate of ultimate revenue may include estimates of revenues outside of the initial license window (i.e., international, home entertainment and other distribution platforms) and are based on historical experience for similar programs (genre, duration, etc.) based on the estimated number of seasons of the series. Ultimates of revenue beyond the initial license fees are generally higher for programs that have been or are expected to be ordered for multiple seasons. We regularly monitor the performance of each season, and evaluate whether impairment indicators are present (i.e., low ratings, cancellations or the season is not reordered), and based upon our review, we revise our estimates as needed and perform an impairment assessment if impairment indicators are present (see below).

For titles included in acquired libraries, ultimate revenue includes estimates over a period not to exceed twenty years following the date of acquisition.

Due to the inherent uncertainties involved in making such estimates of ultimate revenues and expenses, these estimates have differed in the past from actual results and are likely to differ to some extent in the future from actual results. In addition, in the normal course of our business, some films and titles are more successful or less successful than anticipated. Management regularly reviews and revises when necessary its ultimate revenue and cost estimates, which may result in a change in the rate of amortization of film costs and participations and residuals and/or a write-down of all or a portion of the unamortized costs of the film or television program to its estimated fair value (see below).

An increase in the estimate of ultimate revenue will generally result in a lower amortization rate and, therefore, less film and television program amortization expense, while a decrease in the estimate of ultimate revenue will generally result in a higher amortization rate and, therefore, higher film and television program amortization expense, and also periodically results in an impairment requiring a write-down of the film cost to the title’s fair value. These write-downs are included in amortization expense within direct operating expenses in our combined statements of operations. See further discussion below under Impairment Assessment.

Impairment Assessment. An individual film or television program is evaluated for impairment when events or changes in circumstances indicate that the fair value of an individual film is less than its unamortized cost. If the result of the impairment test indicates that the carrying value exceeds the estimated fair value, an impairment charge will then be recorded for the amount of the difference.

Estimate of Fair Value. The fair value is determined based on a discounted cash flow analysis of the cash flows directly attributable to the title. For motion pictures intended for theatrical release, the discounted cash flow analysis used in the impairment evaluation prior to theatrical release is subjective and the key inputs include estimates of future anticipated revenues, estimates of box office performance, which may differ from future actual results. These estimates are based in part on the historical performance of similar films, test audience results when available, information regarding competing film releases, and critic reviews. As disclosed in Note 3 to the audited combined financial statements, the unamortized balance related to completed and not released and in progress theatrical films was $561.5 million at March 31, 2023. For television programs, the discounted cash flow analysis used in the impairment evaluation includes key inputs such as estimates of future anticipated revenue, as discussed above. See further discussion of Valuation Assumptions below.

Valuation Assumptions. The discounted cash flow analysis includes cash flows estimates of ultimate revenue and costs as well as a discount rate (a Level 3 fair value measurement, see Note 10 to our audited combined financial statements and Note 8 to our unaudited interim condensed combined financial statements). The discount rate utilized in the discounted cash flow analysis is based on the weighted average cost of capital of the Company plus a risk premium representing the risk associated with producing a particular film or television program or film group. Estimates of future revenue involve measurement uncertainty and it is therefore possible that reductions in the carrying value of investment in films and television programs may be required as a consequence of changes in management’s future revenue estimates.

Revenue Recognition. Our Motion Picture and Television Production segments generate revenue principally from the licensing of content in domestic theatrical exhibition, home entertainment (e.g., digital media and packaged media), television, and international market places.

Our content licensing arrangements include fixed fee and minimum guarantee arrangements, and sales or usage based royalties. Our fixed fee or minimum guarantee licensing arrangements in the television, digital media and international markets may, in some cases, include multiple titles, multiple license periods (windows) with a substantive period in between the windows, rights to exploitation in different media, or rights to exploitation in multiple territories, which may be considered distinct performance obligations. When these performance obligations are considered distinct, the fixed fee or minimum guarantee in the arrangement is allocated to the title, window, media right or territory as applicable, based on estimates of relative standalone selling prices. The amounts related to each performance obligation (i.e., title, window, media or territory) are recognized when the content has been delivered, and the window for the exploitation right in that territory has begun, which is the point in time at which the customer is able to begin to use and benefit from the content.

Sales or usage based royalties represent amounts due to us based on the “sale” or “usage” of our content by the customer, and revenues are recognized at the later of when the subsequent sale or usage occurs, or the performance obligation to which some or all the sales or usage-based royalty has been allocated has been satisfied (or partially satisfied). Generally, when we license completed content (with standalone functionality, such as a movie, or television show), our performance obligation will be satisfied prior to the sale or usage. When we license intellectual property that does not have stand-alone functionality (e.g., brands, themes, logos, etc.), our performance obligation is generally satisfied in the same period as the sale or usage. The actual amounts due to us under these arrangements are generally not reported to us until after the close of the reporting period. We record revenue under these arrangements for the amounts due and not yet reported to us based on estimates of the sales or usage of these customers and pursuant to the terms of the contracts. Such estimates are based on information from our customers, historical experience with similar titles in that market or territory, the performance of the title in other markets and/or available data in the industry. While we believe these estimates are reasonable estimates of the amounts due under these arrangements, such estimated amounts could differ from the actual amounts to be subsequently reported by the customer, which could be higher or lower than our estimates, and could result in an adjustment to revenues in future periods.

Revenue from the theatrical release of feature films are treated as sales or usage-based royalties and recognized starting at the exhibition date and based on our participation in box office receipts of the theatrical exhibitor.

Digital media revenue sharing arrangements are recognized as sales or usage based royalties.

Revenue from the sale of physical discs (DVDs, Blu-ray or 4K Ultra HD), referred to as “Packaged Media”, in the retail market, net of an allowance for estimated returns and other allowances, is recognized on the later of receipt by the customer or “street date” (when it is available for sale by the customer).

Revenue from commissions are recognized as such services are provided.

Goodwill. At December 31, 2023 and March 31, 2023 and 2022, the carrying value of goodwill was $801.4 million, $795.6 million and $795.6 million, respectively. Goodwill is allocated to our reporting units, which are our operating segments or one level below our operating segments (component level). Reporting units are determined by the discrete financial information available for the component and whether that information is regularly reviewed by segment management. Components are aggregated into a single reporting unit if they share similar economic characteristics. Our reporting units for purposes of goodwill impairment testing, along with their respective goodwill balances at December 31, 2023 and March 31, 2023 and 2022, were Motion Picture (goodwill of $395 million, $394 million and $394 million, respectively), and our Television (goodwill of $314 million, $309 million and $309 million, respectively) and Talent Management (goodwill of $93 million) businesses, both of which are part of our Television Production segment.

Goodwill is not amortized but is reviewed for impairment each fiscal year or between the annual tests if an event occurs or circumstances change that indicates it is more-likely-than-not that the fair value of a reporting unit is less than its carrying value. We perform our annual impairment test as of January 1 in each fiscal year. A goodwill impairment loss would be recognized for the amount that the carrying amount of a reporting unit, including goodwill, exceeds its fair value. An entity may perform a qualitative assessment of the likelihood of the existence of a goodwill impairment. The qualitative assessment is an evaluation, based on all identified events and circumstances which impact the fair value of the reporting unit of whether or not it is more-likely-than-not that the fair value is less than the carrying value of the reporting unit. If we believe that as a result of our qualitative assessment it is more likely than not that the fair value of a reporting unit is greater than its carrying amount, a quantitative impairment test is not required but may be performed at the option of the Company. A quantitative assessment requires determining the fair value of our reporting units. The determination of fair value requires considerable judgment and requires assumptions and estimates of many factors, including revenue and market growth, operating margins and cash flows, market multiples and discount rates.

In performing a quantitative assessment of goodwill, we determine the fair value of our reporting units by using a combination of discounted cash flow (“DCF”) analyses and market-based valuation methodologies. The models rely on significant judgments and assumptions surrounding general market and economic conditions, short-term and long-term growth rates, discount rates, income tax rates, and detailed management forecasts of future cash flow and operating margin projections, and other assumptions, all of which are based on our internal forecasts of future performance as well as historical trends. The market-based valuation method utilizes EBITDA multiples from guideline public companies operating in similar industries and a control premium. The results of these valuation methodologies are weighted as to their relative importance and a single fair value is determined. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions and factors. As a result, there can be no assurance that the estimates and assumptions made for purposes of the annual or interim goodwill impairment tests will prove to be an accurate prediction of the future.

Goodwill Impairment Assessments:

For our annual goodwill impairment test for fiscal 2022, due to overall macroeconomic conditions, including the uncertainty of the longer-term economic impacts of the COVID-19 global pandemic, we performed a quantitative impairment assessment for all of our reporting units as of January 1, 2022. Based on our annual quantitative impairment assessment for fiscal 2022, the Company determined that the fair value of each of our reporting units exceeded the related carrying value.

In fiscal 2023, during the second quarter ended September 30, 2022, due to continued adverse macro and microeconomic conditions, including the competitive environment, continued inflationary trends, recessionary economies worldwide, a decline in market valuations for companies in the media and entertainment industry, as well as potential capital market transactions, we updated our quantitative impairment assessment for all of our reporting units as of September 30, 2022 based on the most recent data and expected growth trends. The DCF analysis components of the fair value estimates were determined primarily by discounting estimated future cash flows, which included weighted average perpetual nominal growth rates ranging from 1.5% to 3.5%, at a weighted average cost of capital (discount rate) ranging from 11.0% to 13.0%, which considered the risk of achieving the projected cash flows, including the risk applicable to the reporting unit, industry and market as a whole. Based on the September 30, 2022 quantitative impairment assessment, the Company determined that the fair value of its reporting units exceeded the carrying values for all of its reporting units.

For our annual goodwill impairment test for fiscal 2023, we performed a qualitative goodwill impairment assessment for all of our reporting units. Our qualitative assessment considered the recent performance of our reporting units and updated forecasts of performance and cash flows, as well as the continuing micro and macroeconomic environment, and industry considerations, and determined that since the quantitative assessment performed in the quarter ended September 30, 2022, there were no events or circumstances that rise to a level that would more-likely-than-not reduce the fair value of those reporting units below their carrying values; therefore, a quantitative goodwill impairment analysis was not required.

During the nine months ended December 31, 2023, we performed a qualitative goodwill impairment assessment for all our reporting units. Our qualitative assessment considered the recent performance of our reporting units, updated forecasts of future performance and cash flows of our reporting units, as well as the current micro and macroeconomic environments in relation to the current and expected performance of our reporting units, and industry considerations, and determined that since the quantitative assessment performed in the quarter ended September 30, 2022 and our qualitative assessment performed for fiscal 2023, there were no events or circumstances that rise to a level that would more-likely-than-not reduce the fair value of our reporting units below their carrying values; therefore, a quantitative goodwill impairment analysis was not required.

Management will continue to monitor all of its reporting units for further changes in the business environment that could impact the recoverability in future periods. The recoverability of goodwill is dependent upon the continued growth of revenue and cash flows from our business activities. Examples of events or circumstances that could result in changes to the underlying key assumptions and judgments used in our goodwill impairment tests, and ultimately impact the estimated fair value of our reporting units may include the global economy; consumer consumption levels of our content; adverse macroeconomic conditions related to higher inflation and interest rates and currency rate fluctuations, and the impact on the global economy from wars, terrorism and multiple international conflicts, and past and future bank failures; volatility in the equity and debt markets which could result in higher weighted-average cost of capital; capital market transactions; the duration and potential impact of strikes of unions which we rely on, on our ability to produce, acquire and distribute our content; the commercial success of our television programming and motion pictures; our continual contractual relationships with our customers; and changes in consumer behavior. If our assumptions are not realized, it is possible that additional impairment charges may need to be recorded in the future.

Corporate expense allocation. Lionsgate’s corporate general and administrative functions and costs have historically provided oversight over both the Starz Business and the Studio Business. These functions and costs include, but are not limited to, salaries and wages for certain executives and other corporate officers related to executive oversight, investor relations costs, costs for the maintenance of corporate facilities, and other common administrative support functions, including corporate accounting, finance and financial reporting, audit and tax costs, corporate and other legal support functions, and certain information technology and human resources. Accordingly, the audited combined financial statements of the Studio Business include allocations of certain general and administrative expenses (inclusive of share-based compensation) from Lionsgate of $127.5 million, $99.6 million and $109.4 million for the years ended March 31, 2023, 2022 and 2021, respectively, related to these corporate and shared service functions historically provided by Lionsgate.

The allocation of costs to the Studio Business are subjective and requires considerable judgment. The allocations of general and administrative expenses to the Studio Business are on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis of consolidated Lionsgate revenue, payroll expense or other measures management considered to be a reasonable reflection of the estimated historical utilization levels of these services. Such allocations represent approximately 80.2%, 80.0%, and 78.9% for the years ended March 31, 2023, 2022 and 2021, respectively, of total Lionsgate corporate general and administrative expense. See Components of Results of Operations-Expenses above for further information.

Accordingly, the Studio Business combined financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated entity, and may not be indicative of the expenses that the Company will incur in the future. An increase or decrease in the expenses allocated to the Company or a change in the methodology of allocation of expenses could result in higher or lower general and administrative expense.

Income Taxes. For purposes of our combined financial statements, income taxes have been calculated as if we filed income tax returns on a standalone basis reflecting the income tax treatment of transactions and balances included within the managed basis combined financial statements of the Studio Business. Our U.S. operations and certain of our non-U.S. operations historically have been included in the income tax returns of Lionsgate or its subsidiaries that may not be part of the Company. We believe the assumptions supporting our allocation and presentation of income taxes on a separate return basis are reasonable. However, our tax results, as presented in the combined financial statements, may not be reflective of the results that we expect to generate in the future. However, as discussed in Note 1 to the audited combined financial statements of the Studio Business, the combined financial statements are presented on a managed basis rather than a legal entity basis, with certain deductions and other items that are included in the consolidated financial statements of Lionsgate, but not included in the combined financial statements of the Studio Business. Accordingly, the income tax provision and deferred taxes, including tax attributes, are expected to differ following the Business Combination.

For carve-out financial statement purposes, we determined our tax provision and deferred taxes on a separate return basis utilizing the same managed basis approach as the combined Studio Business financial statements as mentioned above, and accordingly recorded deferred tax assets related to net operating loss carryforwards and certain temporary differences, net of applicable reserves in each jurisdiction. We recognize a future tax benefit to the extent that realization of such benefit is more likely than not on a jurisdiction-by-jurisdiction basis; otherwise, a valuation allowance is applied. In order to realize the benefit of our deferred tax assets, we will need to generate sufficient taxable income in the future in each of the jurisdictions which have these deferred tax assets. However, the assessment as to whether there will be sufficient taxable income in a jurisdiction to realize our net deferred tax assets in that jurisdiction is an estimate which could change in the future depending primarily upon the actual performance of our Company. As of March 31, 2023, we have a valuation allowance of $152.2 million against certain U.S. and foreign deferred tax assets that may not be realized on a more likely than not basis.

Our quarterly income tax provision and our corresponding annual effective tax rate are based on expected income, statutory tax rates and tax planning opportunities available in the various jurisdictions in which we operate. For interim financial reporting, we estimate the annual effective tax rate based on projected taxable income for the full year and record a quarterly tax provision in accordance with the expected annual effective tax rate, plus or minus the tax effects of items that relate discretely to the period, if any. As the year progresses, we refine the estimates of the year’s taxable income as new information becomes available, including year-to-date financial results. This continual estimation process often results in a change to our expected annual effective tax rate for the year. When this occurs, we adjust our income tax provision during the quarter in which the change in estimate occurs so that the year-to-date income tax provision reflects the expected annual effective tax rate. Significant judgment is required in determining our expected annual effective tax rate and in evaluating our tax positions.

Our effective tax rates differ from the federal statutory rate and are affected by many factors, including the overall level of pre-tax income (loss), the mix of our pre-tax income (loss) generated across the various jurisdictions in which we operate, any changes in tax laws and regulations in those jurisdictions, changes in uncertain tax positions, changes in valuation allowances against our deferred tax assets, tax planning strategies available to us and other discrete items.

Recent Accounting Pronouncements

See Note 1 to our audited combined financial statements and our unaudited interim condensed combined financial statements for a discussion of recent accounting guidance.

RESULTS OF OPERATIONS

Nine Months Ended December 31, 2023 Compared to Nine Months Ended December 31, 2022

The following table sets forth our combined results of operations for the nine months ended December 31, 2023 and 2022.

	Nine Months Ended December 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Revenues
Studio Business
Motion Picture	$1,245.6	$791.6	$454.0	57.4%
Television Production	860.7	1,468.6	(607.9)	(41.4)%

Total revenues	2,106.3	2,260.2	(153.9)	(6.8)%
Expenses:
Direct operating	1,306.0	1,687.9	(381.9)	(22.6)%
Distribution and marketing	346.0	189.0	157.0	83.1%
General and administration	261.6	242.4	19.2	7.9%
Depreciation and amortization	11.1	13.2	(2.1)	(15.9)%
Restructuring and other	61.5	20.6	40.9	198.5%

Total expenses	1,986.2	2,153.1	(166.9)	(7.8)%

Operating income	120.1	107.1	13.0	12.1%

Interest expense	(157.1)	(117.8)	(39.3)	33.4%
Interest and other income	6.9	4.9	2.0	40.8%
Other expense	(14.3)	(17.2)	2.9	(16.9)%
Loss on extinguishment of debt	—	(1.3)	1.3	n/a
Gain on investments, net	2.7	42.1	(39.4)	(93.6)%
Equity interests income	5.7	0.8	4.9	612.5%

Income (loss) before income taxes	(36.0)	18.6	(54.6)	(293.5)%
Income tax provision	(16.7)	(5.2)	(11.5)	221.2%

Net income (loss)	(52.7)	13.4	(66.1)	(493.3)%
Less: Net loss attributable to noncontrolling interests	6.2	7.3	(1.1)	(15.1)%

Net income (loss) attributable to Parent	$(46.5)	$20.7	$(67.2)	(324.6)%

Revenues. Combined revenues decreased $153.9 million in the nine months ended December 31, 2023 reflecting decreased revenue from the Television Production segment, partially offset by increased revenue from the Motion Picture segment.

Motion Picture revenue increased $454.0 million in the current period due primarily to higher theatrical and international revenue associated with the release of The Hunger Games: The Ballad of Songbirds & Snakes, and higher digital media home entertainment revenue, television and other revenue. Motion Picture revenue included $113.7 million of revenue from licensing Motion Picture segment product to the Starz Business, representing an increase of $83.7 million from the nine months ended December 31, 2022.

Television Production revenue decreased $607.9 million due to decreased domestic and international television revenue from lower revenues from the licensing of Starz original series to the Starz Business, and lower third-party domestic television revenue, digital media home entertainment and other revenue. Television Production revenue included $308.4 million of revenue from licensing Television Production segment product to the Starz Business, representing a decrease of $310.2 million from the nine months ended December 31, 2022.

See further discussion in the Segment Results of Operations and Non-GAAP Measures section below.

Direct Operating Expenses. Direct operating expenses by segment and outside our segments were as follows for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023		2022		Change
	Amount	% of Segment Revenues	Amount	% of Segment Revenues	Amount	Percent

	(Amounts in millions)
Direct operating expenses
Motion Picture	$603.6	48.5%	$379.6	48.0%	$224.0	59.0%
Television Production	701.8	81.5%	1,306.1	88.9%	(604.3)	(46.3)%
COVID-19 related charges (benefit)	(0.5)	nm	(6.2)	nm	5.7	(91.9)%
Other	1.1	nm	8.4	nm	(7.3)	(86.9)%

	$1,306.0	62.0%	$1,687.9	74.7%	$(381.9)	(22.6)%

nm - Percentage not meaningful.

Direct operating expenses decreased in the nine months ended December 31, 2023 due to lower direct operating expenses of the Television Production segment due to lower revenues from Television Production, partially offset by higher direct operating expenses of the Motion Picture segment due to higher revenues. See further discussion in the Segment Results of Operations section below.

COVID-19 Related Charges (Benefit). We incurred certain incremental costs associated with the COVID-19 global pandemic. In the nine months ended December 31, 2023, direct operating expense included a benefit of $0.5 million, net of insurance recoveries of $0.6 million (nine months ended December 31, 2022 - benefit of $6.2 million, net of insurance recoveries of $6.9 million).

Other. In the nine months ended December 31, 2023, other direct operating expenses includes certain other development costs written off. In the nine months ended December 31, 2022, other direct operating expenses includes approximately $7.2 million in development costs written off in connection with certain management changes and changes in the theatrical marketplace in the Motion Picture segment, as a result of changes in strategy across its theatrical slate and other development costs written off. Other direct operating expense in the nine months ended December 31, 2022 also includes the amortization of the non-cash fair value adjustments on film and television assets associated with the application of purchase accounting related to recent acquisitions.

Distribution and Marketing Expenses. Distribution and marketing expenses by segment were as follows for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Distribution and marketing expenses
Motion Picture	$321.7	$163.1	$158.6	97.2%
Television Production	24.3	25.9	(1.6)	(6.2)%

	$346.0	$189.0	$157.0	83.1%

U.S. theatrical P&A and Premium VOD expense included in Motion Picture distribution and marketing expense	$204.0	$77.0	$127.0	164.9%

Distribution and marketing expenses increased in the nine months ended December 31, 2023, due to greater Motion Picture theatrical P&A and Premium VOD expense associated with the theatrical slate releases in the current period. See further discussion in the Segment Results of Operations section below.

General and Administrative Expenses. General and administrative expenses by segment and outside our segments were as follows for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,				Change
	2023	% of Revenues	2022	% of Revenues	Amount	Percent

	(Amounts in millions)
General and administrative expenses
Motion Picture	$83.2		$66.2		$17.0	25.7%
Television Production	40.5		32.0		8.5	26.6%
Corporate allocations from Lionsgate, excluding allocation of share-based compensation expense	76.2		57.7		18.5	32.1%
Share-based compensation expense	46.3		40.1		6.2	15.5%
Purchase accounting and related adjustments	15.4		46.4		(31.0)	(66.8)%

Total general and administrative expenses	$261.6	12.4%	$242.4	10.7%	$19.2	7.9%

General and administrative expenses increased in the nine months ended December 31, 2023, resulting from increased corporate allocations from Lionsgate, Motion Picture, Television Production and share-based compensation expense general and administrative expenses, partially offset by lower purchase accounting and related adjustments. See further discussion in the Segment Results of Operations section below.

As discussed in Components of Results of Operations, for purposes of preparing the combined financial statements on a carve-out basis, the Company has been allocated a portion of Lionsgate’s total corporate expenses which are included in general and administrative expenses. Corporate general and administrative expenses increased $18.5 million, or 32.1%, primarily due to an increase in incentive based compensation. Allocations of expenses from Lionsgate are not necessarily indicative of future expenses and do not necessarily reflect results that would have been achieved as an independent, publicly traded company for the periods presented.

Certain of our employees participate in the share-based compensation plans sponsored by Lionsgate. Lionsgate share-based compensation awards granted to employees of the Company are reflected in parent net investment within the combined statements of equity (deficit) at the time they are expensed in the combined statements of operations. The combined statements of operations also include an allocation of Lionsgate corporate and shared employee share-based compensation expenses. The increase in share-based compensation expense included in general and administrative expense in the nine months ended December 31, 2023, as compared to the nine months ended December 31, 2022 is primarily due to lower fair values in the prior year’s period associated with performance-based stock option and other equity awards that are revalued at each reporting period until the stock option or equity award vests and the applicable performance goals are achieved. The following table presents share-based compensation expense by financial statement line item:

	Nine Months Ended December 31,
	2023	2022

	(Amounts in millions)
Share-based compensation is comprised of:
Studio employee share-based compensation expense	$34.2	$23.1
Allocation of Lionsgate corporate and shared employee share-based compensation expense	12.1	17.0

Total share-based compensation expense included in general and administrative expense	46.3	40.1
Restructuring and other(1)	7.3	2.1

Total share-based compensation expense	$53.6	$42.2

(1)

Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

Purchase accounting and related adjustments include the non-cash charge for the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense. The noncontrolling equity interest in the distributable earnings of 3 Arts Entertainment are reflected as an expense rather than noncontrolling interest in the combined statement of operations due to the relationship to continued employment. Purchase accounting and related adjustments decreased $31.0 million, or 66.8%, primarily due to lower noncontrolling interest discount amortization of $13.3 million and lower expense of $13.3 million associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment.

Depreciation and Amortization Expense. Depreciation and amortization of $11.1 million for the nine months ended December 31, 2023 was comparable to $13.2 million in the nine months ended December 31, 2022.

Restructuring and Other. Restructuring and other increased $40.9 million in the nine months ended December 31, 2023 as compared to the nine months ended December 31, 2022, and includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. Restructuring and other costs were as follows for the nine months ended December 31, 2023 and 2022 (see Note 13 to our unaudited condensed combined financial statements):

	Nine Months Ended December 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Restructuring and other:
Other impairments(1)	$—	$5.9	$(5.9)	(100.0)%
Severance(2)
Cash	24.3	9.2	15.1	164.1%
Accelerated vesting on equity awards (see Note 11 to our unaudited condensed combined financial statements)	7.3	2.1	5.2	247.6%

Total severance costs	31.6	11.3	20.3	179.6%
COVID-19 related charges	—	0.1	(0.1)	(100.0)%
Transaction and other costs(3)	29.9	3.3	26.6	nm

	$61.5	$20.6	$40.9	198.5%

nm - Percentage not meaningful.

(1)

Amounts in the nine months ended December 31, 2022 include impairment of an operating lease right-of-use asset related to the Studio business and corporate facilities associated with a portion of a facility lease that will no longer be utilized by the Company. The impairment reflects a decline in market conditions since the inception of the lease impacting potential sublease opportunities, and represents the difference between the estimated fair value, which was determined based on the expected discounted future cash flows of the lease asset, and the carrying value.

(2)

Severance costs were primarily related to restructuring activities and other cost-saving initiatives. In the nine months ended December 31, 2023, amounts were due to restructuring activities including integration of the acquisition of eOne, and our Motion Picture and Television Production segments.

(3)

Transaction and other costs in the nine months ended December 31, 2023 includes approximately $16.6 million of a loss associated with a theft at a production of a 51% owned consolidated entity. The Company expects to recover a portion of this amount under its insurance coverage and from the noncontrolling interest holders of this entity. In addition, amounts in the nine months ended December 31, 2023 and 2022 reflect transaction, integration and legal costs associated with certain strategic transactions, and restructuring activities and also include costs and benefits associated with certain legal matters.

Interest Expense. Interest expense of $157.1 million in the nine months ended December 31, 2023 increased $39.3 million from the nine months ended December 31, 2022 due to higher average interest rates and balances on variable rate corporate debt and film related obligations, partially offset by a larger benefit from the interest rate swaps. The following table sets forth the components of interest expense for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023	2022

	(Amounts in millions)
Interest Expense
Cash Based:
Revolving credit facility	$24.3	$10.2
Term loans	67.4	41.9
Other(1)	45.7	48.7

	137.4	100.8
Amortization of financing costs and other non-cash interest (2)	19.7	17.0

Total interest expense	$157.1	$117.8

(1)

Other interest expense includes payments associated with certain film related obligations (Production Tax Credit Facility, IP Credit Facility, and Backlog Facility and other, see Note 7 to our unaudited condensed combined financial statements), and payments and receipts associated with the Company’s interest rate swaps (see Note 16 to our unaudited condensed combined financial statements).

(2)	Amounts include the amortization of unrealized losses in accumulated other comprehensive income (loss) related to de-designated interest rate swaps which are being amortized to interest expense.

Interest and Other Income. Interest and other income of $6.9 million for the nine months ended December 31, 2023 was comparable to interest and other income of $4.9 million for the nine months ended December 31, 2022.

Other Expense. Other expense of $14.3 million for the nine months ended December 31, 2023 was comparable to other expense of $17.2 million for the nine months ended December 31, 2022, and represented the loss recorded related to our monetization of accounts receivable programs (see Note 17 to our unaudited condensed combined financial statements).

Loss on Extinguishment of Debt. In the nine months ended December 31, 2023, there was no loss on extinguishment of debt.

In the nine months ended December 31, 2022, the loss on extinguishment of debt of $1.3 million represented a loss for the write-off of debt issuance costs associated with the voluntary prepayment of the entire outstanding amount of Term Loan A due March 22, 2023. See Note 6 to our unaudited condensed combined financial statements.

Gain on Investments, net. Gain on investments, net, was $2.7 million for the nine months ended December 31, 2023, as compared to $42.1 million for the nine months ended December 31, 2022 which primarily represents a gain associated with the sale of a portion of our ownership interest in STARZPLAY Arabia.

Equity Interests Income. Equity interests income of $5.7 million in the nine months ended December 31, 2023 compared to equity interests income of $0.8 million in the nine months ended December 31, 2022. The increase is due to a gain in the current period related to the sale of an equity method investee.

Income Tax Provision. On a standalone entity basis for purposes of these carve-out financial statements, we had an income tax provision of $16.7 million in the nine months ended December 31, 2023, compared to an income tax provision of $5.2 million in the nine months ended December 31, 2022. Our income tax provision differs from the federal statutory rate multiplied by pre-tax income (loss) due to the mix of our pre-tax income (loss) generated across the various jurisdictions in which we operate, changes in the valuation allowance against our deferred tax assets, and certain minimum taxes and foreign withholding taxes. Our income tax provision for the nine months ended December 31, 2023 and 2022 was also impacted by charges for interest on uncertain tax benefits. We acquired all of the issued and outstanding equity interests of eOne on December 27, 2023 and are evaluating the tax impact on the preliminary purchase price allocation (see Note 2 to our unaudited condensed combined financial statements).

Net Income (Loss) Attributable to Parent. Net loss attributable to Parent for the nine months ended December 31, 2023 was $46.5 million. This compares to net income attributable to Parent for the nine months ended December 31, 2022 of $20.7 million.

Segment Results of Operations and Non-GAAP Measures

The Company’s primary measure of segment performance is segment profit. Segment profit is defined as segment revenues, less segment direct operating and segment distribution and marketing expense, less segment general and administration expenses. Total segment profit represents the sum of segment profit for our individual segments, net of eliminations for intersegment transactions. Segment profit and total segment profit excludes, when applicable, corporate general and administrative expense, restructuring and other costs, share-based compensation, certain programming and content charges as a result of changes in management and/or programming and content strategy, certain charges related to the COVID-19 global pandemic, charges resulting from Russia’s invasion of Ukraine, and purchase accounting and related adjustments. Segment profit is a GAAP financial measure and is disclosed in Note 14 to our unaudited condensed combined financial statements.

We also present below our total segment profit for all of our segments. Total segment profit, when presented outside of the segment information and reconciliations included in Note 14 to our unaudited condensed combined financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. We use this non-GAAP measure, among other measures, to evaluate the aggregate operating performance of our business.

The Company believes the presentation of total segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by the Company’s management and enables them to understand the fundamental performance of the Company’s businesses before non-operating items. Total segment profit is considered an important measure of the Company’s performance because it reflects the aggregate profit contribution from the Company’s segments and represents a measure, consistent with our segment profit, that eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Not all companies calculate segment profit or total segment profit in the same manner, and segment profit and total segment profit as defined by the Company may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

The following table reconciles the GAAP measure, operating income, to the non-GAAP measure, total segment profit, for the nine months ended December 31, 2023 and 2022. In addition, each of segment direct operating expense, distribution and marketing expense and general and administrative expense is reconciled to the respective line items presented in the GAAP-based statement of operations in the preceding section of the

Management’s Discussion and Analysis of Financial Condition and Results of Operations which discusses combined results of operations.

	Nine Months Ended December 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Operating income	$120.1	$107.1	$13.0	12.1%
Corporate general and administrative expense allocations from Lionsgate, excluding allocation of share-based compensation expense	76.2	57.7	18.5	32.1%
Adjusted depreciation and amortization	7.1	8.9	(1.8)	(20.2)%
Restructuring and other	61.5	20.6	40.9	198.5%
COVID-19 related charges (benefit)	(0.5)	(6.2)	5.7	(91.9)%
Content charges	1.1	7.7	(6.6)	(85.7)%
Adjusted share-based compensation expense	46.3	40.1	6.2	15.5%
Purchase accounting and related adjustments	19.4	51.4	(32.0)	(62.3)%

Total segment profit	$331.2	$287.3	$43.9	15.3%

See Note 14 to our unaudited condensed combined financial statements for further information on the reconciling line items above, and for reconciliations of depreciation and amortization and share-based compensation expense as presented on our unaudited condensed combined statements of operations to adjusted depreciation and amortization and adjusted share-based compensation expense, respectively, as presented in the line items above.

The table below sets forth the revenues and segment profit by segment:

	Nine Months Ended December 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Revenue
Motion Picture	$1,245.6	$791.6	$454.0	57.4%
Television Production	860.7	1,468.6	(607.9)	(41.4)%

	$2,106.3	$2,260.2	$(153.9)	(6.8)%

Segment Profit
Motion Picture	$237.1	$182.7	$54.4	29.8%
Television Production	94.1	104.6	(10.5)	(10.0)%

	$331.2	$287.3	$43.9	15.3%

See the following discussion for further detail of our individual segments.

Motion Picture

The table below sets forth Motion Picture gross contribution and segment profit for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Motion Picture Segment:
Revenue	$1,245.6	$791.6	$454.0	57.4%
Expenses:
Direct operating expense	603.6	379.6	224.0	59.0%
Distribution & marketing expense	321.7	163.1	158.6	97.2%

Gross contribution	320.3	248.9	71.4	28.7%
General and administrative expenses	83.2	66.2	17.0	25.7%

Segment profit	$237.1	$182.7	$54.4	29.8%

U.S. theatrical P&A and Premium VOD expense included in distribution and marketing expense	$204.0	$77.0	$127.0	164.9%
Direct operating expense as a percentage of revenue	48.5%	48.0%
Gross contribution as a percentage of revenue	25.7%	31.4%

Revenue. The table below sets forth Motion Picture revenue by media and product category for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023			2022			Total Increase (Decrease)
	Lionsgate Original Releases(1)	Other Film(2)	Total	Lionsgate Original Releases(1)	Other Film(2)	Total

			(Amounts in millions)
Motion Picture Revenue
Theatrical	$191.0	$3.2	$194.2	$24.0	$4.6	$28.6	$165.6
Home Entertainment
Digital Media	359.1	136.2	495.3	255.7	122.8	378.5	116.8
Packaged Media	43.9	19.1	63.0	27.2	28.1	55.3	7.7

Total Home Entertainment	403.0	155.3	558.3	282.9	150.9	433.8	124.5
Television	193.9	20.6	214.5	116.7	30.3	147.0	67.5
International	220.0	35.3	255.3	124.4	42.1	166.5	88.8
Other	17.5	5.8	23.3	10.0	5.7	15.7	7.6

	$1,025.4	$220.2	$1,245.6	$558.0	$233.6	$791.6	$454.0

(1)

Lionsgate Original Releases: Includes titles originally planned for a wide theatrical release by Lionsgate, including titles that have changed from a planned wide theatrical release to an initial direct-to-streaming release. These releases include films developed and produced in-house, films co-developed and co-produced and films acquired or licensed from third parties. In addition, Lionsgate Original Releases also includes multi-platform and direct-to-platform motion pictures originally released or licensed by Lionsgate, and the licensing of our original release motion picture content to other ancillary markets (location-based entertainment, games, etc.).

(2)

Other Film: Includes acquired and licensed brands and libraries originally released by other parties such as third-party library product, including our titles released by acquired companies prior to our acquisition of the company (i.e., Summit Entertainment library), and titles released with our equity method investees, Roadside Attractions and Pantelion Films, and other titles.

Theatrical revenue increased $165.6 million in the nine months ended December 31, 2023 as compared to the nine months ended December 31, 2022 due to an increase of $167.0 million from Lionsgate Original Releases driven by the performance of our fiscal 2024 theatrical slate, and in particular, The Hunger Games: The Ballad of Songbirds & Snakes and Saw X, and revenue from our fiscal 2023 theatrical slate release, John Wick: Chapter 4 in the current period. The increase was also, to a lesser extent, due to a greater number of theatrical slate releases in the current period as compared to the prior year’s period.

Home entertainment revenue increased $124.5 million, or 28.7%, in the nine months ended December 31, 2023, as compared to the nine months ended December 31, 2022, due to higher digital media revenue of $116.8 million. The increase in digital media revenue was due to an increase from Lionsgate Original Releases of $103.4 million due to revenues generated from John Wick: Chapter 4, Jesus Revolution (fiscal 2023 theatrical slate titles), and from titles in The Hunger Games franchise, and a greater number of fiscal 2024 theatrical slate titles released on home entertainment digital media in the current period as compared to the prior year’s period, partially offset by revenue in the prior year’s period from the license of Shotgun Wedding to a direct-to-streaming platform. The increase in digital media revenue was also due to an increase from Other Film of $13.4 million from our acquired library titles.

Television revenue increased $67.5 million, or 45.9% in the nine months ended December 31, 2023, as compared to the nine months ended December 31, 2022 due to an increase from Lionsgate Original Releases of $77.2 million due to a greater number of television windows opening from our fiscal 2024 and fiscal 2023 theatrical slates than from our fiscal 2023 and fiscal 2022 theatrical slates in the prior year’s period, and higher revenue recognized for those titles, and in particular, John Wick: Chapter 4, partially offset by a decrease from Other Film of $9.7 million from our acquired library titles.

International revenue increased $88.8 million, or 53.3%, in the nine months ended December 31, 2023, as compared to the nine months ended December 31, 2022 due to an increase from Lionsgate Original Releases of $95.6 million driven by higher revenue generated from our fiscal 2024 and fiscal 2023 theatrical slate titles in the current period, and in particular, The Hunger Games: The Ballad of Songbirds & Snakes, and John Wick: Chapter 4, as compared to the fiscal 2023 and fiscal 2022 theatrical slate titles in the prior year’s period, partially offset by a decrease from Other Film of $9.0 million from our acquired library titles.

Direct Operating Expense. The increase in direct operating expenses is due to higher motion picture revenue in the current period. Direct operating expenses as a percentage of motion picture revenue was comparable to the prior year’s period and is driven by the change in the mix of titles and product categories generating revenue in the current period as compared to the prior year’s period. Investment in film write-downs included in Motion Picture segment direct operating expense increased to $27.5 million in the nine months ended December 31, 2023, as compared to $1.1 million in the nine months ended December 31, 2022.

Distribution and Marketing Expense. The increase in distribution and marketing expense in the nine months ended December 31, 2023 is due to higher theatrical P&A and Premium VOD expense due to higher expense associated with the theatrical slate releases in the current period, partially offset by slightly lower expense for films to be released in subsequent quarters. In the nine months ended December 31, 2023, approximately $24.8 million of P&A and Premium VOD expense was incurred in advance for films to be released in subsequent periods, compared to approximately $27.3 million in the nine months ended December 31, 2022 in the Motion Picture segment.

Gross Contribution. Gross contribution of the Motion Picture segment for the nine months ended December 31, 2023 increased as compared to the nine months ended December 31, 2022 due to higher Motion Picture revenue, partially offset by higher distribution and marketing expense and direct operating expense.

General and Administrative Expense. General and administrative expenses of the Motion Picture segment in the nine months ended December 31, 2023 increased $17.0 million, or 25.7%, primarily due to an increase in incentive based compensation.

Television Production

The table below sets forth Television Production gross contribution and segment profit for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Television Production Segment:
Revenue	$860.7	$1,468.6	$(607.9)	(41.4)%
Expenses:
Direct operating expense	701.8	1,306.1	(604.3)	(46.3)%
Distribution & marketing expense	24.3	25.9	(1.6)	(6.2)%

Gross contribution	134.6	136.6	(2.0)	(1.5)%
General and administrative expenses	40.5	32.0	8.5	26.6%

Segment profit	$94.1	$104.6	$(10.5)	(10.0)%

Direct operating expense as a percentage of revenue	81.5%	88.9%

Gross contribution as a percentage of revenue	15.6%	9.3%

Revenue. The table below sets forth Television Production revenue and changes in revenue by media for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,		Increase (Decrease)
	2023	2022	Amount	Percent

	(Amounts in millions)
Television Production
Television	$554.2	$973.1	$(418.9)	(43.0)%
International	137.7	219.4	(81.7)	(37.2)%
Home Entertainment
Digital	113.4	205.1	(91.7)	(44.7)%
Packaged Media	1.0	2.7	(1.7)	(63.0)%

Total Home Entertainment	114.4	207.8	(93.4)	(44.9)%
Other	54.4	68.3	(13.9)	(20.4)%

	$860.7	$1,468.6	$(607.9)	(41.4)%

The primary component of Television Production revenue is domestic television revenue. Domestic television revenue decreased in the nine months ended December 31, 2023 due to a decrease of $214.1 million from the licensing of fewer Starz original series to Starz Networks (revenue in the current period from Power Book II: Ghost Season 4, BMF Season 3 and Power Book III: Raising Kanan Season 3 compared to revenue in the prior year’s period from Power Book II: Ghost Season 3, P-Valley Season 2, BMF Season 2, Heels Season 2, Power Book III: Raising Kanan Season 2, and Power Book IV: Force Season 2, among others). The decrease in domestic television revenue was also due to lower third-party revenue from fewer television episodes delivered which were impacted by the WGA and SAG-AFTRA strikes (including significant revenue in the prior year’s period from The First Lady Season 1, and lower revenue in the current period from unscripted television programs).

International revenue in the nine months ended December 31, 2023 decreased $81.7 million, or 37.2% as compared to the nine months ended December 31, 2022 due to a decrease of $79.9 million from the licensing of fewer Starz original series to the Starz Business.

Home entertainment revenue in the nine months ended December 31, 2023 decreased $93.4 million, or 44.9% as compared to the nine months ended December 31, 2022 due to lower third-party digital media revenue (The Continental Season 1 in the current period, compared to Schitt’s Creek Seasons 1 to 6 from the license to a streaming platform, Nashville Seasons 1 to 6, and Ghosts Season 1 in the prior year’s period), and a decrease of $16.2 million from digital media from the licensing of Starz original series to the Starz Business.

Other revenue in the nine months ended December 31, 2023 decreased $13.9 million, or 20.4% from the nine months ended December 31, 2022, and primarily reflects lower revenue of 3 Arts Entertainment, which is generated from commissions and executive producer fees earned related to talent management and was unfavorably impacted by the WGA and SAG-AFTRA strikes.

Direct Operating Expense. Direct operating expense of the Television Production segment in the nine months ended December 31, 2023 decreased $604.3 million, or 46.3% due to the decrease in Television Production revenues. Direct operating expenses as a percentage of television production revenue decreased as compared to the prior year’s period, primarily due to the mix of titles generating revenue in the current period as compared to the prior year’s period, and in particular, the current period included significant revenue from The Continental which has a lower amortization rate as compared to the prior year’s period, which included a greater number of deliveries of newer shows in which direct operating expense is typically higher as a percentage of revenue. Investment in film and television programs write-downs included in Television Production segment direct operating expense in the nine months ended December 31, 2023 were $6.6 million as compared to $4.7 million in the nine months ended December 31, 2022.

Gross Contribution. Gross contribution of the Television Production segment for the nine months ended December 31, 2023 decreased slightly as compared to the nine months ended December 31, 2022, due to lower television production revenue which was mostly offset by lower direct operating expenses as a percentage of television production revenue.

General and Administrative Expense. General and administrative expenses of the Television Production segment increased $8.5 million, or 26.6% primarily due to an increase in incentive based compensation.

Fiscal 2023 Compared to Fiscal 2022

Combined Results of Operations

The following table sets forth our combined results of operations for the fiscal years ended March 31, 2023 and 2022.

	Year Ended March 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Revenues
Studio Business
Motion Picture (1)	$1,323.7	$1,185.3	$138.4	11.7%
Television Production (2)	1,760.1	1,531.0	229.1	15.0%

Total revenues	3,083.8	2,716.3	367.5	13.5%
Expenses:
Direct operating	2,207.9	1,922.1	285.8	14.9%
Distribution and marketing	304.2	315.2	(11.0)	(3.5)%
General and administration	387.0	342.7	44.3	12.9%
Depreciation and amortization	17.9	18.1	(0.2)	(1.1)%
Restructuring and other	27.2	6.3	20.9	nm

Total expenses	2,944.2	2,604.4	339.8	13.0%

Operating income	139.6	111.9	27.7	24.8%
Interest expense	(162.6)	(115.0)	(47.6)	41.4%
Interest and other income	6.4	28.0	(21.6)	(77.1)%
Other expense	(21.2)	(8.6)	(12.6)	146.5%
Loss on extinguishment of debt	(1.3)	(3.4)	2.1	(61.8)%
Gain on investments, net	44.0	1.3	42.7	nm
Equity interests income (loss)	0.5	(3.0)	3.5	(116.7)%

Income before income taxes	5.4	11.2	(5.8)	(51.8)%
Income tax provision	(14.3)	(17.3)	3.0	(17.3)%

Net loss	(8.9)	(6.1)	(2.8)	45.9%
Less: Net loss attributable to noncontrolling interests	8.6	17.2	(8.6)	(50.0)%

Net income (loss) attributable to Parent	$(0.3)	$11.1	$(11.4)	(102.7)%

nm - Percentage not meaningful.

(1)

Motion Picture revenues for the years ended March 31, 2023 and 2022, includes $44.2 million and $38.0 million, respectively, of revenues from licensing Motion Picture segment product to the Starz Business.

(2)

Television Production revenues for the years ended March 31, 2023 and 2022, includes $731.3 million and $610.2 million, respectively, of revenues from licensing Television Production segment product to the Starz Business.

Revenues. Combined revenues increased $367.5 million in fiscal 2023 reflecting increased revenue in the Motion Picture and Television Production segment.

Motion Picture revenue increased $138.4 million in fiscal 2023 due to higher international, theatrical, digital media home entertainment, and other revenue, partially offset by lower packaged media home entertainment and television revenue. Motion Picture revenue included $44.2 million of revenue from licensing Motion Picture segment product to the Starz Business, representing an increase of $6.2 million from fiscal 2022.

Television Production revenue increased $229.1 million, due to increased digital home entertainment revenue, increased domestic television revenue from the licensing of Starz original series to the Starz Business, and increased international and other revenue. Television Production revenue included $731.3 million of revenue from licensing Television Production segment product to the Starz Business, representing an increase of $121.1 million from fiscal 2022.

See further discussion in the Segment Results of Operations section below.

Direct Operating Expenses. Direct operating expenses by segment and outside our segments were as follows for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,
	2023		2022		Increase (Decrease)
	Amount	% of Segment Revenues	Amount	% of Segment Revenues	Amount	Percent

	(Amounts in millions)
Direct operating expenses
Motion Picture	$666.5	50.4%	$547.1	46.2%	$119.4	21.8%
Television Production	1,541.5	87.6%	1,373.9	89.7%	167.6	12.2%
COVID-19 related benefit	(8.9)	nm	(5.2)	nm	(3.7)	71.2%
Other	8.8	nm	6.3	nm	2.5	39.7%

	$2,207.9	71.6%	$1,922.1	70.8%	$285.8	14.9%

nm - Percentage not meaningful.

Direct operating expenses increased in fiscal 2023, due to higher Television Production and Motion Picture revenue and slightly higher other direct operating expense, partially offset by a slight increase in COVID-19 related benefit resulting from insurance and bad debt recoveries (as further described below). See further discussion in the Segment Results of Operations section below.

COVID-19 Related Charges (Benefit). We incurred certain incremental costs associated with the COVID-19 pandemic. In fiscal 2023, direct operating expense included a benefit of $8.9 million, net of insurance recoveries of $8.4 million (fiscal 2022 - benefit of $5.2 million, net of insurance recoveries of $15.6 million). The fiscal 2023 benefit also included bad debt recoveries.

Other. In fiscal 2023, other direct operating expenses includes approximately $7.2 million in development costs written off in connection with certain management changes and changes in the theatrical marketplace in the Motion Picture segment, as a result of changes in strategy across its theatrical slate, with the remaining amount reflecting other corporate development costs written off.

In fiscal 2022, other direct operating expenses includes $5.9 million representing charges related to Russia’s invasion of Ukraine, primarily related to bad debt reserves for accounts receivable from customers in Russia, which are excluded from segment operating results but included in direct operating expense in the combined statements of operations.

In addition, the remaining amounts of “other” direct operating expenses in the table above consists of the amortization of the non-cash fair value adjustments on film and television assets associated with the application of purchase accounting related to recent acquisitions.

Distribution and Marketing Expenses. Distribution and marketing expenses by segment and outside our segments were as follows for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,		Increase (Decrease)
	2023	2022	Amount	Percent

	(Amounts in millions)
Distribution and marketing expenses
Motion Picture	$270.9	$282.2	$(11.3)	(4.0)%
Television Production	33.3	33.0	0.3	0.9%

	$304.2	$315.2	$(11.0)	(3.5)%

U.S. theatrical P&A and Premium VOD expense included in Motion Picture distribution and marketing expense	$149.8	$153.3	$(3.5)	(2.3)%

Distribution and marketing expenses decreased in fiscal 2023 primarily due to lower Motion Picture home entertainment distribution and marketing expense and slightly lower Motion Picture theatrical P&A and Premium VOD expense. See further discussion in the Segment Results of Operations section below.

General and Administrative Expenses. General and administrative expenses by segment and outside our segments were as follows for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,				Increase (Decrease)
	2023	% of Revenues	2022	% of Revenues	Amount	Percent

	(Amounts in millions)
General and administrative expenses
Motion Picture	$109.8		$93.1		$16.7	17.9%
Television Production	51.9		40.2		11.7	29.1%
Corporate allocations from Lionsgate, excluding allocation of share-based compensation expense	100.9		80.0		20.9	26.1%
Share-based compensation expense	69.2		70.2		(1.0)	(1.4)%
Purchase accounting and related adjustments	55.2		59.2		(4.0)	(6.8)%

Total general and administrative expenses	$387.0	12.5%	$342.7	12.6%	$44.3	12.9%

General and administrative expenses increased in fiscal 2023, resulting from increases in Corporate, Motion Picture and Television Production general and administrative expenses, partially offset by decreased purchase accounting and related adjustments and share-based compensation expense. See further discussion in the Segment Results of Operations section below.

As discussed in Components of Results of Operations, for purposes of preparing the combined financial statements on a carve-out basis, the Company has been allocated a portion of Lionsgate’s total corporate expenses which are included in general and administrative expenses. Corporate general and administrative expenses increased $20.9 million, or 26.1%, primarily due to an increase in incentive based compensation. Allocations of expenses from Lionsgate are not necessarily indicative of future expenses and do not necessarily reflect results that would have been achieved as an independent, publicly traded company for the periods presented.

Certain of our employees participate in the share-based compensation plans sponsored by Lionsgate. Lionsgate share-based compensation awards granted to employees of the Company are reflected in parent net investment within the combined statements of equity (deficit) at the time they are expensed in the combined statements of operations. The combined statements of operations also include an allocation of Lionsgate corporate and shared employee share-based compensation expenses. The decrease in share-based compensation expense included in general and administrative expense in the fiscal year ended March 31, 2023, as compared to the fiscal year ended March 31, 2022 is primarily due to a decrease in the number of share-based payment awards incurring expense in fiscal 2023 as compared to fiscal 2022, partially offset by an increase in the allocation of Lionsgate corporate and shared employee share-based compensation expense. The following table presents share-based compensation expense by financial statement line item:

	Year Ended March 31,
	2023	2022

	(Amounts in millions)
Share-based compensation is comprised of:
Studio employee share-based compensation expense	$42.5	$50.6
Allocation of Lionsgate corporate and shared employee share-based compensation expense	26.7	19.6

Total share-based compensation included in general and administrative expense	69.2	70.2
Restructuring and other(1)	4.2	—

Total share-based compensation expense	$73.4	$70.2

(1)

Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

Purchase accounting and related adjustments include the non-cash charge for the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense. The noncontrolling equity interest in the distributable earnings of 3 Arts Entertainment are reflected as an expense rather than noncontrolling interest in the combined statement of operations due to the relationship to continued employment. Purchase accounting and related adjustments decreased $4.0 million, or 6.8%, primarily due to lower noncontrolling interest discount amortization of $9.5 million, partially offset by increased noncontrolling equity interest in the distributable earnings of 3 Arts Entertainment of $5.5 million (see further detail in the reconciliation of operating income to total segment profit further below).

Depreciation and Amortization Expense. Depreciation and amortization of $17.9 million for fiscal 2023 decreased $0.2 million from $18.1 million in fiscal 2022.

Restructuring and Other. Restructuring and other increased $20.9 million in fiscal 2023 as compared to fiscal 2022, and includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. Restructuring and other costs were as follows for the fiscal year ended March 31, 2023 and 2022 (see Note 15 to our audited combined financial statements):

	Year Ended March 31,		Increase (Decrease)
	2023	2022	Amount	Percent

	(Amounts in millions)
Restructuring and other:
Other impairments(1)	$5.9	$—	$5.9	n/a
Severance(2)
Cash	10.8	2.8	8.0	285.7%
Accelerated vesting on equity awards (see Note 13 to our audited combined financial statements)	4.2	—	4.2	n/a

Total severance costs	15.0	2.8	12.2	nm
COVID-19 related charges(3)	0.1	1.0	(0.9)	(90.0)%
Transaction and other costs(4)	6.2	2.5	3.7	148.0%

	$27.2	$6.3	$20.9	nm

nm - Percentage not meaningful.

(1)

Amounts in the fiscal year ended March 31, 2023 include impairment of an operating lease right-of-use asset related to the Studio Business and corporate facilities amounting to $5.8 million associated with a portion of a facility lease that will no longer be utilized by the Company. The impairment reflects a decline in market conditions since the inception of the lease impacting potential sublease opportunities, and represents the difference between the estimated fair value, which was determined based on the expected discounted future cash flows of the lease asset, and the carrying value.

(2)	Severance costs in the fiscal years ended March 31, 2023 and 2022 were primarily related to restructuring activities and other cost-saving initiatives.
(3)

Amounts represent certain incremental general and administrative costs associated with the COVID-19 global pandemic, such as costs related to transitioning the Company to a remote-work environment, costs associated with return-to-office safety protocols, and other incremental general and administrative costs associated with the COVID-19 global pandemic.

(4)

Transaction and other costs in the fiscal years ended March 31, 2023 and 2022 reflect transaction, integration and legal costs associated with certain strategic transactions, and restructuring activities and also include costs and benefits associated with legal matters.

Interest Expense. Interest expense of $162.6 million in fiscal 2023, increased $47.6 million from fiscal 2022 due to higher average interest rates and balances on the Revolving Credit Facility, higher average interest rates on the term loans, and higher average balances and interest rates associated with film related obligations in fiscal 2023. These increases were partially offset by a decrease due to the amortization of unrealized gains in accumulated other comprehensive income (loss) related to the termination of certain of our interest rate swaps on May 20, 2022 (see Note 18 to our audited combined financial statements). The following table sets forth the components of interest expense for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,
	2023	2022

	(Amounts in millions)
Interest Expense
Cash Based:
Revolving Credit Facility	$12.9	$6.6
Term loans	63.0	33.1
Other(1)	64.9	28.8

	140.8	68.5
Amortization of debt issuance costs and other non-cash interest(2)	21.8	46.5

Total interest expense	$162.6	$115.0

(1)

Amounts include payments and receipts associated with the Company’s interest rate swaps (see Note 18 to our audited combined financial statements) and interest payments associated with certain film obligations (Production Tax Credit Facility, IP Credit Facility, and Backlog Facility and other, see Note 8 to our audited combined financial statements). The increase in other interest expense primarily reflects an increase of $54.6 million related to film related obligations, partially offset by a $19.4 million benefit related to the Company’s interest rate swaps.

(2)

Amounts include the amortization of unrealized losses in accumulated other comprehensive loss related to de-designated interest rate swaps which are being amortized to interest expense (see Note 18 to our audited combined financial statements).

Interest and Other Income. Interest and other income of $6.4 million for the fiscal year ended March 31, 2023 compared to interest and other income of $28.0 million for the fiscal year ended March 31, 2022, due to insurance recoveries on prior shareholder litigation of $22.7 million in fiscal 2022 (see Note 17 to our audited combined financial statements).

Other Expense. Other expense of $21.2 million for fiscal 2023 compared to other expense of $8.6 million for fiscal 2022, and represented the loss recorded related to our monetization of accounts receivable programs (see Note 19 to our audited combined financial statements).

Loss on Extinguishment of Debt. Loss on extinguishment of debt of $1.3 million for fiscal 2023 related to the write-off of debt issuance costs associated with the voluntary prepayment of the entire outstanding amount of Term Loan A due March 22, 2023.

In fiscal 2022, loss on extinguishment of debt of $3.4 million related to the amendment of our credit agreement to extend the maturity of a portion of our revolving credit commitments and a portion of our outstanding term A loans, repurchases of the Term Loan B, and the termination of a portion of our revolving credit commitments. See Note 7 to our audited combined financial statements.

Gain on Investments. Gain on investments of $44.0 million for fiscal 2023 primarily represented a gain associated with the sale of a portion of our ownership interest in STARZPLAY Arabia, compared to a gain on investments of $1.3 million for fiscal 2022.

Equity Interests Income (Loss). Equity interests income of $0.5 million in fiscal 2023 compared to equity interests loss of $3.0 million in fiscal 2022.

Income Tax Provision. On a standalone entity basis for purposes of these carve-out financial statements, we had an income tax provision of $14.3 million in fiscal 2023, compared to an income tax provision of $17.3 million in fiscal 2022. Our income tax provision differs from the federal statutory rate multiplied by pre-tax income (loss) due to the mix of our pre-tax income (loss) generated across the various jurisdictions in which we operate, changes in the valuation allowance against our deferred tax assets, and certain minimum taxes and foreign withholding taxes.

As computed on a separate return basis, with the combined historical results of the Studio Business presented on a managed basis as discussed in Basis of Presentation, at March 31, 2023, we had U.S. net operating loss carryforwards (“NOLs”) of approximately $27.0 million, which do not expire, state net operating loss carryforwards of approximately $53.9 million which expire in varying amounts beginning 2024. In addition, at March 31, 2023, we had U.S. credit carryforwards related to foreign taxes paid of approximately $7.2 million to offset future federal income taxes that will expire beginning in 2032. However, under the managed basis of presentation of the Studio Business, the combined historical results exclude certain deductions and other items and therefore, for purposes of these combined financial statements, these items are not reflected in the calculations of NOLs of the Studio Business. Following the Business Combination, through a tax sharing arrangement with Lionsgate, a substantial portion of Lionsgate’s federal NOLs of $1.56 billion and state NOLs of $988.2 million as of March 31, 2023, are expected to be retained by the Studio Business. In addition, a substantial portion of Lionsgate’s U.S. tax credits on foreign taxes paid, amounting to $73.0 million as of March 31, 2023, are expected to be retained by the Studio Business. Lionsgate NOLs currently have a significant valuation allowance and the Studio Business would need to assess the need for a valuation allowance post Business Combination.

Net Income (Loss) attributable to Parent. Net loss attributable to Parent for the fiscal year ended March 31, 2023 was $0.3 million. This compares to net income attributable to Parent for the fiscal year ended March 31, 2022 of $11.1 million.

Segment Results of Operations and Non-GAAP Measures

See introduction to this section above under “Nine Months Ended December 31, 2023 Compared to Nine Months Ended December 31, 2022— Segment Results of Operations and Non-GAAP Measures” for further information regarding the Company’s segment profit disclosures and related non-GAAP measures.

The following table reconciles the GAAP measure, operating income, to the non-GAAP measure, total segment profit, for the fiscal years ended March 31, 2023 and 2022. In addition, each of segment direct operating expense, distribution and marketing expense and general and administrative expense is reconciled to the respective line items presented in the GAAP-based statement of operations in the preceding section of the Management’s Discussion and Analysis of Financial Condition and Results of Operations which discusses combined results of operations.

	Year Ended March 31,		Change
	2023	2022	Amount	Percent

	(Amounts in millions)
Operating income	$139.6	$111.9	$27.7	24.8%
Corporate general and administrative expense allocations from Lionsgate, excluding allocation of share-based compensation expense	100.9	80.0	20.9	26.1%
Adjusted depreciation and amortization	12.2	12.4	(0.2)	(1.6)%
Restructuring and other	27.2	6.3	20.9	nm
COVID-19 related benefit	(8.9)	(5.2)	(3.7)	71.2%
Content charges	8.1	—	8.1	n/a
Charges related to Russia’s invasion of Ukraine	—	5.9	(5.9)	(100.0)%
Adjusted share-based compensation expense	69.2	70.2	(1.0)	(1.4)%
Purchase accounting and related adjustments	61.6	65.3	(3.7)	(5.7)%

Total segment profit	$409.9	$346.8	$63.1	18.2%

nm - Percentage not meaningful.

See Note 16 to our combined financial statements for further information on the reconciling line items above, and for reconciliations of depreciation and amortization and share-based compensation expense as presented on our combined statements of operations to adjusted depreciation and amortization and adjusted share-based compensation expense, respectively, as presented in the line items above.

The table below sets forth the revenues and segment profit by segment:

	Year Ended March 31,		Increase (Decrease)
	2023	2022	Amount	Percent

	(Amounts in millions)
Revenue
Motion Picture	$1,323.7	$1,185.3	$138.4	11.7%
Television Production	1,760.1	1,531.0	229.1	15.0%

	$3,083.8	$2,716.3	$367.5	13.5%

Segment Profit
Motion Picture	$276.5	$262.9	$13.6	5.2%
Television Production	133.4	83.9	49.5	59.0%

Total Segment Profit	$409.9	$346.8	$63.1	18.2%

See the following discussion for further detail of our individual segments.

Motion Picture

The table below sets forth Motion Picture gross contribution and segment profit for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,		Increase (Decrease)
	2023	2022	Amount	Percent

	(Amounts in millions)
Motion Picture Segment:
Revenue	$1,323.7	$1,185.3	$138.4	11.7%
Expenses:
Direct operating expense	666.5	547.1	119.4	21.8%
Distribution & marketing expense	270.9	282.2	(11.3)	(4.0)%

Gross contribution	386.3	356.0	30.3	8.5%
General and administrative expenses	109.8	93.1	16.7	17.9%

Segment profit	$276.5	$262.9	$13.6	5.2%

U.S. theatrical P&A and Premium VOD expense included in distribution and marketing expense	149.8	153.3	$(3.5)	(2.3)%
Direct operating expense as a percentage of revenue	50.4%	46.2%
Gross contribution as a percentage of revenue	29.2%	30.0%

Revenue. The table below sets forth Motion Picture revenue by media and product category for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,						Total Increase (Decrease)
	2023			2022
	Lionsgate Original Releases(1)	Other Film(2)	Total	Lionsgate Original Releases(1)	Other Film(2)	Total

			(Amounts in millions)
Motion Picture Revenue
Theatrical	$115.6	$5.1	$120.7	$54.8	$10.5	$65.3	$55.4
Home Entertainment
Digital Media	354.7	172.8	527.5	325.5	171.6	497.1	30.4
Packaged Media	35.8	34.7	70.5	64.7	50.3	115.0	(44.5)

Total Home Entertainment	390.5	207.5	598.0	390.2	221.9	612.1	(14.1)
Television	173.8	44.0	217.8	213.1	44.8	257.9	(40.1)
International	298.7	66.3	365.0	178.4	56.0	234.4	130.6
Other	15.1	7.1	22.2	9.1	6.5	15.6	6.6

	$993.7	$330.0	$1,323.7	$845.6	$339.7	$1,185.3	$138.4

(1)

Lionsgate Original Releases: Includes titles originally planned for a wide theatrical release by Lionsgate, including titles that have changed from a planned wide theatrical release to an initial direct-to-streaming release. These releases include films developed and produced in-house, films co-developed and co-produced and films acquired or licensed from third parties. In addition, Lionsgate Original Releases also includes multi-platform and direct-to-platform motion pictures originally released or licensed by Lionsgate, and the licensing of our original release motion picture content to other ancillary markets (location-based entertainment, games, etc.).

(2)

Other Film: Includes acquired and licensed brands and libraries originally released by other parties such as third-party library product, including our titles released by acquired companies prior to our acquisition of the company (i.e., Summit Entertainment library), and titles released with our equity method investees, Roadside Attractions and Pantelion Films, and other titles.

Theatrical revenue increased $55.4 million in fiscal 2023, as compared to fiscal 2022, due to an increase of $60.8 million from Lionsgate Original Releases driven by the performance of our fiscal 2023 theatrical slate releases, and in particular, John Wick: Chapter 4, Jesus Revolution and Plane (all released in the fourth quarter of fiscal 2023). John Wick: Chapter 4 was theatrically released on March 24, 2023, therefore fiscal 2023 reflects revenue from seven days of the title’s theatrical release. This increase was offset partially by a decrease of $5.4 million from Other Film due to lower revenue from our acquired library titles.

Home entertainment revenue decreased $14.1 million, or 2.3%, in fiscal 2023, as compared to fiscal 2022, due to lower packaged media revenue of $44.5 million, partially offset by higher digital media revenue of $30.4 million. The decrease in packaged media revenue was due to a decrease of $28.9 million from Lionsgate Original Releases due to fewer theatrical slate titles released on packaged media in fiscal 2023 as compared to fiscal 2022, resulting from the timing of our fiscal 2023 theatrical slate releases, and a decrease of $15.6 million from Other Film due to lower revenue from our acquired library and licensed library titles. The increase in digital media revenue was due to an increase of $29.2 million from Lionsgate Original Releases driven by the license of Shotgun Wedding to a direct- to-streaming platform in fiscal 2023, and revenue in fiscal 2023 from the fiscal 2022 theatrical slate release, Moonfall, partially offset by lower revenue from our direct-to-platform (i.e., subscription video-on-demand) and multi-platform releases.

Television revenue decreased $40.1 million, or 15.5%, in fiscal 2023, as compared to fiscal 2022, due to a decrease from Lionsgate Original Releases of $39.3 million due to fewer television windows opening for our theatrical slate titles than in fiscal 2022 resulting from the timing of our fiscal 2023 theatrical slate releases. In particular, fiscal 2023 included revenue from the fiscal 2023 theatrical release, The Unbearable Weight of Massive Talent, and the fiscal 2022 theatrical releases, American Underdog and Moonfall. These compared to revenue in fiscal 2022 from the fiscal 2022 theatrical releases, Spiral, The Hitman’s Wife’s Bodyguard and Voyager, and the fiscal 2021 theatrical releases, Chaos Walking, Barb and Star Go to Vista Del Mar and Fatale.

International revenue increased $130.6 million, or 55.7%, in fiscal 2023, as compared to fiscal 2022, due to an increase from Lionsgate Original Releases of $120.3 million due to higher revenue generated in fiscal 2023 from our fiscal 2023 theatrical slate titles as compared to the revenue in fiscal 2022 from our fiscal 2022 theatrical slate titles, and higher revenue from direct-to-platform (i.e., SVOD) and multi-platform releases. In particular, fiscal 2023 included significant international revenue from the fiscal 2023 theatrical slate titles John Wick: Chapter 4, Shotgun Wedding, and The Unbearable Weight of Massive Talent. In addition, the increase in international revenue reflected an increase of $10.3 million from Other Film due to higher revenue in fiscal 2023 from our acquired library titles.

Direct Operating Expense. The increase in direct operating expenses is due to higher motion picture revenue in fiscal 2023. The increase in direct operating expenses as a percentage of motion picture revenue is driven by the change in the mix of titles and product categories generating revenue in fiscal 2023 as compared to fiscal 2022, including the higher amortization rate of the fiscal 2023 theatrical slate titles as compared to the fiscal 2022 theatrical slate titles. In addition, fiscal 2023 included an increase in development write-offs of $19.1 million on Lionsgate Original Releases, and an increase of $4.9 million related to foreign exchange losses. Investment in film write-downs included in Motion Picture segment direct operating expense in fiscal 2023 were $6.2 million, as compared to $1.2 million in fiscal 2022.

Distribution and Marketing Expense. The decrease in distribution and marketing expense in fiscal 2023 is due to lower home entertainment distribution and marketing expense and slightly lower theatrical P&A and Premium VOD expense for Lionsgate Original Releases. Theatrical P&A and Premium VOD expense decreased due to lower expense associated with the fiscal 2023 theatrical slate releases, partially offset by higher expense for films to be released in subsequent quarters. In fiscal 2023, approximately $23.2 million of P&A and Premium VOD expense was incurred in advance for films to be released in subsequent quarters (Are You There God? It’s Me, Margaret, White Bird: A Wonder Story and The Ballad of Songbirds and Snakes), compared to approximately $14.1 million in fiscal 2022. We expect Motion Picture distribution and marketing expense in fiscal 2024 to increase as compared to fiscal 2023, due to our larger expected fiscal 2024 theatrical slate and related theatrical P&A expense.

Gross Contribution. Gross contribution of the Motion Picture segment for fiscal 2023 increased $30.3 million, or 8.5%, as compared to fiscal 2022 due to higher Motion Picture revenue and lower distribution and marketing expense, partially offset by higher direct operating expense.

General and Administrative Expense. General and administrative expenses of the Motion Picture segment increased $16.7 million, or 17.9%, due to an increase in incentive based compensation.

Television Production

The table below sets forth Television Production gross contribution and segment profit for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,		Increase (Decrease)
	2023	2022	Amount	Percent

	(Amounts in millions)
Television Production Segment:
Revenue	$1,760.1	$1,531.0	$229.1	15.0%
Expenses:
Direct operating expense	1,541.5	1,373.9	167.6	12.2%
Distribution & marketing expense	33.3	33.0	0.3	0.9%

Gross contribution	185.3	124.1	61.2	49.3%
General and administrative expenses	51.9	40.2	11.7	29.1%

Segment profit	$133.4	$83.9	$49.5	59.0%

Direct operating expense as a percentage of revenue	87.6%	89.7%
Gross contribution as a percentage of revenue	10.5%	8.1%

Revenue. The table below sets forth Television Production revenue and changes in revenue by media for the fiscal years ended March 31, 2023 and 2022:

	Year Ended March 31,		Increase (Decrease)
	2023	2022	Amount	Percent

Television Production	(Amounts in millions)
Television	$1,144.3	$1,094.5	$49.8	4.6%
International	277.7	256.5	21.2	8.3%
Home Entertainment Revenue
Digital	241.7	85.1	156.6	184.0%
Packaged Media	3.3	6.9	(3.6)	(52.2)%

Total Home Entertainment Revenue	245.0	92.0	153.0	166.3%
Other	93.1	88.0	5.1	5.8%

	$1,760.1	$1,531.0	$229.1	15.0%

The primary component of Television Production revenue is domestic television revenue. Domestic television revenue increased in fiscal 2023 as compared to fiscal 2022, due to an increase of $62.6 million from revenues from the licensing of Starz original series Power Book II: Ghost Season 3, Power Book IV: Force Season 2, Heels Season 2, P-Valley Season 2, BMF Season 2, and Power Book III: Raising Kanan Seasons 2 and 3, among others) to the Starz Business, partially offset by a decrease from fewer television episodes delivered to third-parties.

International revenue in fiscal 2023 increased $21.2 million, or 8.3%, as compared to fiscal 2022, due to revenue in fiscal 2023 from Mythic Quest Season 3, The First Lady Season 1 and Acapulco Season 2, as compared to revenue in fiscal 2022 from Pam & Tommy Season 1, Dear White People Season 4 and Acapulco Season 1. In addition, the increase reflects an increase of $8.5 million from revenues from the licensing of Starz original series to the Starz Business.

Home entertainment revenue in fiscal 2023 increased $153.0 million, or 166.3%, as compared to fiscal 2022, due to digital media revenue in fiscal 2023 from Schitt’s Creek Seasons 1 to 6 from the license to a streaming platform, Nashville Season 1 to 6, and Ghosts Season 1, which compared to digital media revenue in fiscal 2022 for Weeds Seasons 1 to 8 and Welcome to Flatch Season 1. In addition, the increase reflects higher digital media revenues of $49.6 million from the licensing of Starz original series to the Starz Business.

Other revenue increased in fiscal 2023 as compared to fiscal 2022, and primarily includes revenue of 3 Arts Entertainment which is generated from commissions and executive producer fees earned related to talent management.

Direct Operating Expense. Direct operating expense of the Television Production segment in fiscal 2023 increased $167.6 million, or 12.2%, due to the increase in Television Production revenues. Direct operating expenses as a percentage of television production revenue decreased slightly as compared to fiscal 2022, primarily due to the mix of titles generating revenue in fiscal 2023 as compared to fiscal 2022. In addition, fiscal 2023 included lower write-downs to fair value of investment in film and television programs, amounting to $4.6 million in aggregate, as compared to $34.9 million in fiscal 2022.

Gross Contribution. Gross contribution of the Television Production segment for fiscal 2023 increased by $61.2 million as compared to fiscal 2022 due to increased television production revenue, partially offset by higher direct operating expenses.

General and Administrative Expense. General and administrative expenses of the Television Production segment increased $11.7 million, or 29.1%, due to increases in salaries and related expenses and incentive based compensation.

Fiscal 2022 Compared to Fiscal 2021

Combined Results of Operations

The following table sets forth our combined results of operations for the fiscal years ended March 31, 2022 and 2021.

	Year Ended March 31,		Change
	2022	2021	Amount	Percent

	(Amounts in millions)
Revenues
Studio Business
Motion Picture (1)	$1,185.3	$1,081.1	$104.2	9.6%
Television Production (2)	1,531.0	831.8	699.2	84.1%

Total revenues	2,716.3	1,912.9	803.4	42.0%
Expenses:
Direct operating	1,922.1	1,220.0	702.1	57.5%
Distribution and marketing	315.2	216.7	98.5	45.5%
General and administration	342.7	342.0	0.7	0.2%
Depreciation and amortization	18.1	17.2	0.9	5.2%
Restructuring and other	6.3	21.1	(14.8)	(70.1)%

Total expenses	2,604.4	1,817.0	787.4	43.3%

Operating income	111.9	95.9	16.0	16.7%
Interest expense	(115.0)	(109.7)	(5.3)	4.8%
Interest and other income	28.0	6.1	21.9	nm
Other expense	(8.6)	(4.7)	(3.9)	83.0%
Loss on extinguishment of debt	(3.4)	—	(3.4)	n/a
Gain on investments, net	1.3	0.6	0.7	116.7%
Equity interests loss	(3.0)	(6.1)	3.1	(50.8)%

Income (loss) before income taxes	11.2	(17.9)	29.1	nm
Income tax provision	(17.3)	(17.3)	—	—%

Net loss	(6.1)	(35.2)	29.1	nm
Less: Net loss attributable to noncontrolling interests	17.2	15.6	1.6	10.3%

Net income (loss) attributable to Parent	$11.1	$(19.6)	$30.7	nm

nm - Percentage not meaningful.

(1)

Motion Picture revenues for the years ended March 31, 2022 and 2021, includes $38.0 million and $19.8 million, respectively, of revenues from licensing Motion Picture segment product to the Starz Business.

(2)

Television Production revenues for the years ended March 31, 2022 and 2021, includes $610.2 million and $184.3 million, respectively, of revenues from licensing Television Production segment product to the Starz Business.

Revenues. Combined revenues increased $803.4 million in fiscal 2022 reflecting increased revenue in the Motion Picture and Television Production segment.

Motion Picture revenue increased $104.2 million in fiscal 2022 due to a greater number of theatrical and international releases as theaters have reopened, increased television revenue, and increased digital media home entertainment revenue. These increases were offset partially by lower packaged media home entertainment revenue and other revenue. Motion Picture revenue included $38.0 million of revenue from licensing Motion Picture segment product to the Starz Business, representing an increase of $18.2 million from fiscal 2021.

Television Production revenue increased $699.2 million due to a greater number of television episodes delivered to customers as compared to fiscal 2021, which was negatively impacted by the pausing of productions associated with the COVID-19 global pandemic. Television Production revenue included $610.2 million of revenue from licensing Television Production segment product to the Starz Business, representing an increase of $425.9 million from fiscal 2021.

See further discussion in the Segment Results of Operations section below.

Direct Operating Expenses. Direct operating expenses by segment and outside our segments were as follows for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,
	2022		2021		Increase (Decrease)
	Amount	% of Segment Revenues	Amount	% of Segment Revenues	Amount	Percent

	(Amounts in millions)
Direct operating expenses
Motion Picture	$547.1	46.2%	$508.3	47.0%	$38.8	7.6%
Television Production	1,373.9	89.7%	676.5	81.3%	697.4	103.1%
COVID-19 related charges (benefit)	(5.2)	nm	34.2	nm	(39.4)	nm
Other	6.3	nm	1.0	nm	5.3	nm

	$1,922.1	70.8%	$1,220.0	63.8%	$702.1	57.5%

nm - Percentage not meaningful.

Direct operating expenses increased in fiscal 2022, due to higher Television Production and Motion Picture revenue, and higher other direct operating expense (as further described below), partially offset by lower COVID-19 related charges (as further described below). See further discussion in the Segment Results of Operations section below.

COVID-19 Related Charges (Benefit). We incurred certain incremental costs associated with the COVID-19 pandemic. In fiscal 2022, direct operating expense included a benefit of $5.2 million, net of insurance recoveries of $15.6 million which exceeded the incremental costs incurred. In fiscal 2021, the charges of $34.2 million also include film impairment due to changes in performance expectations resulting from circumstances associated with the COVID-19 global pandemic.

Other. In fiscal 2022, other direct operating expenses includes $5.9 million representing charges related to Russia’s invasion of Ukraine, primarily related to bad debt reserves for accounts receivable from customers in Russia, which are excluded from segment operating results but included in direct operating expense in the combined statements of operations.

In addition, the remaining amounts of “other” direct operating expenses in the table above consists of the amortization of the non-cash fair value adjustments on film and television assets associated with the application of purchase accounting related to recent acquisitions.

Distribution and Marketing Expenses. Distribution and marketing expenses by segment and outside our segments were as follows for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,		Increase (Decrease)
	2022	2021	Amount	Percent

	(Amounts in millions)
Distribution and marketing expenses
Motion Picture	$282.2	$171.0	$111.2	65.0%
Television Production	33.0	29.0	4.0	13.8%
COVID-19 related charges	—	16.7	(16.7)	(100.0)%

	$315.2	$216.7	$98.5	45.5%

U.S. theatrical P&A and Premium VOD expense included in Motion Picture distribution and marketing expense	$153.3	$71.2	82.1	115.3%

Distribution and marketing expenses increased in fiscal 2022 primarily due to increased Motion Picture distribution and marketing expense. The increase in Motion Picture distribution and marketing expense is due to increased theatrical P&A related to more theatrical releases in fiscal 2022 as compared to fiscal 2021 due to the opening of theaters and completion of productions. See further discussion in the Segment Results of Operations section below.

In connection with the disruptions associated with the COVID-19 global pandemic and measures to prevent its spread and mitigate its effects both domestically and internationally, and the related economic disruption, during fiscal 2021, we incurred $16.7 million in costs primarily related to contractual marketing spends for film releases and events that have been canceled or delayed and thus will provide no economic benefit (fiscal 2022 - none). These charges are excluded from segment operating results.

General and Administrative Expenses. General and administrative expenses by segment and outside our segments were as follows for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,				Increase (Decrease)
	2022	% of Revenues	2021	% of Revenues	Amount	Percent

	(Amounts in millions)
General and administrative expenses
Motion Picture	$93.1		$106.2		$(13.1)	(12.3)%
Television Production	40.2		42.7		(2.5)	(5.9)%
Corporate allocations from Lionsgate, excluding allocation of share-based compensation expense	80.0		91.4		(11.4)	(12.5)%
Share-based compensation expense	70.2		54.5		15.7	28.8%
Purchase accounting and related adjustments	59.2		47.2		12.0	25.4%

Total general and administrative expenses	$342.7	12.6%	$342.0	17.9%	$0.7	0.2%

General and administrative expenses increased in fiscal 2022, resulting from increases in share-based compensation expense and purchase accounting and related adjustments, partially offset by decreased Corporate, Motion Picture, and Television Production general and administrative expenses. See further discussion in the Segment Results of Operations section below.

As discussed in Components of Results of Operations, for purposes of preparing the combined financial statements on a carve-out basis, the Company has been allocated a portion of Lionsgate’s total corporate expenses, which are included in general and administrative expenses. Corporate general and administrative expenses decreased $11.4 million, or 12.5%, primarily due to a decrease in cash based incentive compensation. Allocations of expenses from Lionsgate are not necessarily indicative of future expenses and do not necessarily reflect results that would have been achieved as an independent, publicly traded company for the periods presented.

Certain of our employees participate in the share-based compensation plans sponsored by Lionsgate. Lionsgate share-based compensation awards granted to employees of the Company are reflected in parent net investment within the combined statements of equity (deficit) at the time they are expensed in the combined statements of operations. The combined statements of operations also include an allocation of Lionsgate corporate and shared employee share-based compensation expenses. The increase in share-based compensation expense included in general and administrative expense in the fiscal year ended March 31, 2022, as compared to the fiscal year ended March 31, 2021 is primarily due to an increase in the number of share-based payment awards incurring expense in fiscal 2022 as compared to fiscal 2021. The following table presents share-based compensation expense by financial statement line item:

	Year Ended March 31,
	2022	2021

	(Amounts in millions)
Share-based compensation is comprised of:
Studio employee share-based compensation expense	$50.6	$36.5
Allocation of Lionsgate corporate and shared employee share-based compensation expense	19.6	18.0

Total share-based compensation included in general and administrative expense	$70.2	$54.5
Restructuring and other(1)	—	3.5

Total share-based compensation expense	$70.2	$58.0

(1)

Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

Purchase accounting and related adjustments include the non-cash charge for the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense. The noncontrolling equity interest in the distributable earnings of 3 Arts Entertainment are reflected as an expense rather than noncontrolling interest in the combined statement of operations due to the relationship to continued employment. Purchase accounting and related adjustments increased $12.0 million, or 25.4%, primarily due to the expense associated with the earned distributions related to 3 Arts Entertainment.

Depreciation and Amortization Expense. Depreciation and amortization of $18.1 million for fiscal 2022 increased slightly from $17.2 million in fiscal 2021.

Restructuring and Other. Restructuring and other decreased $14.8 million in fiscal 2022 as compared to fiscal 2021, and includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. Restructuring and other costs were as follows for the fiscal year ended March 31, 2022 and 2021 (see Note 15 to our audited combined financial statements):

	Year Ended March 31,		Increase (Decrease)
	2022	2021	Amount	Percent

	(Amounts in millions)
Restructuring and other:
Severance(1)
Cash	$2.8	$12.4	$(9.6)	(77.4)%
Accelerated vesting on equity awards (see Note 13 to our audited combined financial statements)	—	3.5	(3.5)	nm

Total severance costs	2.8	15.9	(13.1)	(82.4)%
COVID-19 related charges(2)	1.0	2.4	(1.4)	(58.3)%
Transaction and other costs(3)	2.5	2.8	(0.3)	(10.7)%

	$6.3	$21.1	$(14.8)	(70.1)%

nm - Percentage not meaningful.

(1)	Severance costs in the fiscal years ended March 31, 2022 and 2021 were primarily related to restructuring activities in connection with cost-saving initiatives.
(2)

Amounts represent certain incremental general and administrative costs associated with the COVID-19 global pandemic, such as costs related to transitioning the Company to a remote-work environment, costs associated with return-to-office safety protocols, and other incremental general and administrative costs associated with the COVID-19 global pandemic.

(3)

Transaction and other costs in the fiscal years ended March 31, 2022 and 2021 reflect transaction, integration and legal costs incurred associated with certain strategic transactions, restructuring activities and legal matters.

Interest Expense. Interest expense of $115.0 million in fiscal 2022 increased $5.3 million from fiscal 2021 due to an increase in other non-cash interest due to the amortization of unrealized losses in accumulated other comprehensive loss related to de-designated interest rate swaps which are being amortized to interest expense (see Note 18 to our audited combined financial statements), partially offset by lower average balances on the term loans due to repurchases of the Term Loan B in fiscal 2022 and required repayments. The following table sets forth the components of interest expense for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,
	2022	2021

	(Amounts in millions)
Interest Expense
Cash Based:
Revolving Credit Facility	$6.6	$4.2
Term loans	33.1	38.1
Other(1)	28.8	26.4

	68.5	68.7
Amortization of debt issuance costs and other non-cash interest(2)	46.5	41.0

Total interest expense	$115.0	$109.7

(1)	Amounts include payments associated with the Company’s interest rate swaps (see Note 18 to our audited combined financial statements).

(2)

Amounts include the amortization of unrealized losses in accumulated other comprehensive loss related to de-designated interest rate swaps which are being amortized to interest expense (see Note 18 to our audited combined financial statements).

Interest and Other Income. Interest and other income of $28.0 million for the fiscal year ended March 31, 2022 compared to interest and other income of $6.1 million for the fiscal year ended March 31, 2021, due to insurance recoveries on prior shareholder litigation of $22.7 million in fiscal 2022 (see Note 17 to our audited combined financial statements).

Other Expense. Other expense of $8.6 million for fiscal 2022 compared to other expense of $4.7 million for fiscal 2021, and represented the loss recorded related to our monetization of accounts receivable programs (see Note 19 to our audited combined financial statements).

Loss on Extinguishment of Debt. Loss on extinguishment of debt of $3.4 million for fiscal 2022 related to the amendment of our credit agreement to extend the maturity of a portion of our revolving credit commitments and a portion of our outstanding term A loans, repurchases of the Term Loan B, and the termination of a portion of our revolving credit commitments. There was no comparable loss in fiscal 2021. See Note 7 to our audited combined financial statements.

Gain on Investments. Gain on investments of $1.3 million for fiscal 2022 compared to a gain on investments of $0.6 million for fiscal 2021.

Equity Interests Loss. Equity interests loss of $3.0 million in fiscal 2022 compared to equity interests loss of $6.1 million in fiscal 2021 due to lower losses from our equity method investees.

Income Tax Provision. On a standalone entity basis for purposes of these carve-out financial statements, we had an income tax provision of $17.3 million in fiscal 2022, compared to an income tax provision of $17.3 million in fiscal 2021. Our income tax provision differs from the federal statutory rate multiplied by pre-tax income (loss) due to the mix of our pre-tax income (loss) generated across the various jurisdictions in which we operate, changes in the valuation allowance against our deferred tax assets, and certain minimum taxes and foreign withholding taxes.

As computed on a separate return basis, with the combined historical results of the Studio Business presented on a managed basis as discussed in Basis of Presentation, at March 31, 2022, we had U.S. net operating loss carryforwards of approximately $65.5 million which do not expire and state net operating loss carryforwards of approximately $74.2 million which expire in varying amounts beginning 2023. In addition, at March 31, 2022, we had U.S. credit carryforwards related to foreign taxes paid of approximately $3.8 million to offset future federal income taxes that will expire beginning in 2032. However, under the managed basis of presentation of the Studio Business, the combined historical results exclude certain deductions and other items and therefore, for purposes of these combined financial statements, these items are not reflected in the calculations of NOLs of the Studio Business.

Net Income (Loss) attributable to Parent. Net income attributable to Parent for the fiscal year ended March 31, 2022 was $11.1 million. This compares to net loss attributable to Parent for the fiscal year ended March 31, 2021 of $19.6 million.

Segment Results of Operations and Non-GAAP Measures

See introduction to this section above under “Nine Months Ended December 31, 2023 Compared to Nine Months Ended December 31, 2022— Segment Results of Operations and Non-GAAP Measures” for further information regarding the Company’s segment profit disclosures and related non-GAAP measures.

The following table reconciles the GAAP measure, operating income, to the non-GAAP measure, total segment profit, for the fiscal years ended March 31, 2022 and 2021. In addition, each of segment direct operating expense, distribution and marketing expense and general and administrative expense is reconciled to the respective line items presented in the GAAP-based statement of operations in the preceding section of the Management’s Discussion and Analysis of Financial Condition and Results of Operations which discusses combined results of operations.

	Year Ended March 31,		Change
	2022	2021	Amount	Percent

	(Amounts in millions)
Operating income	$111.9	$95.9	$16.0	16.7%
Corporate general and administrative expense allocations from Lionsgate, excluding allocation of share-based compensation expense	80.0	91.4	(11.4)	(12.5)%
Adjusted depreciation and amortization	12.4	13.4	(1.0)	(7.5)%
Restructuring and other	6.3	21.1	(14.8)	(70.1)%
COVID-19 related charges (benefit)	(5.2)	50.9	(56.1)	(110.2)%
Charges related to Russia’s invasion of Ukraine	5.9	—	5.9	n/a
Adjusted share-based compensation expense	70.2	54.5	15.7	28.8%
Purchase accounting and related adjustments	65.3	52.0	13.3	25.6%

Total segment profit	$346.8	$379.2	$(32.4)	(8.5)%

nm - Percentage not meaningful.

See Note 16 to our combined financial statements for further information on the reconciling line items above, and for reconciliations of depreciation and amortization and share-based compensation expense as presented on our combined statements of operations to adjusted depreciation and amortization and adjusted share-based compensation expense, respectively, as presented in the line items above.

The table below sets forth the revenues and segment profit by segment:

	Year Ended March 31,		Increase (Decrease)
	2022	2021	Amount	Percent

	(Amounts in millions)
Revenue
Motion Picture	$1,185.3	$1,081.1	$104.2	9.6%
Television Production	1,531.0	831.8	699.2	84.1%

	$2,716.3	$1,912.9	$803.4	42.0%

Segment Profit
Motion Picture	$262.9	$295.6	$(32.7)	(11.1)%
Television Production	83.9	83.6	0.3	0.4%

Total Segment Profit	$346.8	$379.2	$(32.4)	(8.5)%

See the following discussion for further detail of our individual segments.

Motion Picture

The table below sets forth Motion Picture gross contribution and segment profit for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,		Increase (Decrease)
	2022	2021	Amount	Percent

	(Amounts in millions)
Motion Picture Segment:
Revenue	$1,185.3	$1,081.1	$104.2	9.6%
Expenses:
Direct operating expense	547.1	508.3	38.8	7.6%
Distribution & marketing expense	282.2	171.0	111.2	65.0%

Gross contribution	356.0	401.8	(45.8)	(11.4)%
General and administrative expenses	93.1	106.2	(13.1)	(12.3)%

Segment profit	$262.9	$295.6	$(32.7)	(11.1)%

U.S. theatrical P&A and Premium VOD expense included in distribution and marketing expense	$153.3	$71.2	$82.1	115.3%
Direct operating expense as a percentage of revenue	46.2%	47.0%
Gross contribution as a percentage of revenue	30.0%	37.2%

Revenue. The table below sets forth Motion Picture revenue by media and product category for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,						Total Increase (Decrease)
	2022			2021
	Lionsgate Original Releases(1)	Other Film(2)	Total	Lionsgate Original Releases(1)	Other Film(2)	Total

			(Amounts in millions)
Motion Picture Revenue
Theatrical	$54.8	$10.5	$65.3	$9.3	$2.7	$12.0	$53.3
Home Entertainment
Digital Media	325.5	171.6	497.1	297.3	164.2	461.5	35.6
Packaged Media	64.7	50.3	115.0	81.8	57.7	139.5	(24.5)

Total Home Entertainment	390.2	221.9	612.1	379.1	221.9	601.0	11.1
Television	213.1	44.8	257.9	195.7	34.5	230.2	27.7
International	178.4	56.0	234.4	157.0	60.0	217.0	17.4
Other	9.1	6.5	15.6	14.9	6.0	20.9	(5.3)

	$845.6	$339.7	$1,185.3	$756.0	$325.1	$1,081.1	$104.2

(1)

Lionsgate Original Releases: Includes titles originally planned for a wide theatrical release by Lionsgate, including titles that have changed from a planned wide theatrical release to an initial direct-to-streaming release. These releases include films developed and produced in-house, films co-developed and co-produced and films acquired or licensed from third parties. In addition, Lionsgate Original Releases also includes multi-platform and direct-to-platform motion pictures originally released or licensed by Lionsgate, and the licensing of our original release motion picture content to other ancillary markets (location-based entertainment, games, etc.).

(2)

Other Film: Includes acquired and licensed brands and libraries originally released by other parties such as third-party library product, including our titles released by acquired companies prior to our acquisition of the company (i.e., Summit Entertainment library), and titles released with our equity method investees, Roadside Attractions and Pantelion Films, and other titles.

Theatrical revenue increased $53.3 million in fiscal 2022, as compared to fiscal 2021, due to an increase of $45.5 million from Lionsgate Original Releases driven by a greater number of theatrical slate releases (The Hitman’s Wife’s Bodyguard, American Underdog, Spiral and Moonfall, among others), as theaters have reopened. In fiscal 2021, theaters were mostly closed due to circumstances associated with the COVID-19 global pandemic.

Home entertainment revenue increased $11.1 million, or 1.8%, in fiscal 2022, as compared to fiscal 2021, due to higher digital media revenue of $35.6 million, offset by lower packaged media revenue of $24.5 million. The increase in digital media revenue primarily related to a Lionsgate Original Release direct-to-platform (i.e., subscription video-on-demand) motion picture licensing agreement in fiscal 2022. The decrease in packaged media revenue was due to a decrease from Lionsgate Original Releases, due to lower packaged media revenue in fiscal 2022 from our fiscal 2021 theatrical slate (which had limited new significant theatrical releases due to circumstances associated with the COVID-19 global pandemic), as compared to the packaged media revenue in fiscal 2021 from our larger fiscal 2020 theatrical slate.

Television revenue increased $27.7 million, or 12.0%, in fiscal 2022, as compared to fiscal 2021, due to an increase from Lionsgate Original Releases of $17.4 million due to a greater number of television windows opening for our theatrical slate titles (and revenue recognized) than in fiscal 2021. In addition, Other Film increased $10.3 million due to higher revenue from our acquired library titles.

International revenue increased $17.4 million, or 8.0%, in fiscal 2022, as compared to fiscal 2021 due to an increase from Lionsgate Original Releases of $21.4 million, offset by a decrease in Other Film of $4.0 million. The increase in Lionsgate Original Releases related to higher revenue in fiscal 2022 from our fiscal 2021 and 2020 theatrical slates, as compared to fiscal 2021, which had limited new significant theatrical releases due to circumstances associated with the COVID-19 global pandemic.

Direct Operating Expense. The increase in direct operating expenses is due to higher Motion Picture revenue. The slight decrease in direct operating expenses as a percentage of motion picture revenue was driven by the change in the mix of titles and product categories generating revenue in fiscal 2022 as compared to fiscal 2021. In particular, the decrease was due to the lower amortization rate of the fiscal 2022 theatrical slate titles generating revenue in fiscal 2022, as compared to the amortization rate of the fiscal 2021 theatrical slate titles in fiscal 2021, which reflected higher investment in film write-downs. Investment in film write-downs included in Motion Picture segment direct operating expense in fiscal 2022 were $1.2 million, as compared to $19.4 million in fiscal 2021.

Distribution and Marketing Expense. The increase in distribution and marketing expense in fiscal 2022 is due to increased theatrical P&A and Premium VOD expense related to more theatrical releases in fiscal 2022 and P&A incurred in advance for films to be released in subsequent periods, as compared to fiscal 2021, which was impacted by the closure of theaters as a result of circumstances associated with the COVID-19 global pandemic. In fiscal 2022, approximately $14.1 million of P&A and Premium VOD expense was incurred in advance for films to be released in subsequent periods (The Unbearable Weight of Massive Talent, The Unbreakable Boy, The Devil’s Light, Borderlands), compared to approximately $7.2 million in fiscal 2021 in the Motion Picture segment.

Gross Contribution. Gross contribution of the Motion Picture segment for fiscal 2022 decreased $45.8 million, or 11.4%, as compared to fiscal 2021 due to higher Motion Picture distribution and marketing expense as a percentage of Motion Picture revenue, partially offset by higher Motion Picture revenue and slightly lower direct operating expense as a percentage of Motion Picture revenue.

General and Administrative Expense. General and administrative expenses of the Motion Picture segment decreased $13.1 million, or 12.3%, due to a decrease in cash based incentive compensation.

Television Production

The table below sets forth Television Production gross contribution and segment profit for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,		Increase (Decrease)
	2022	2021	Amount	Percent

	(Amounts in millions)
Television Production Segment:
Revenue	$1,531.0	$831.8	$699.2	84.1%
Expenses:
Direct operating expense	1,373.9	676.5	697.4	103.1%
Distribution & marketing expense	33.0	29.0	4.0	13.8%

Gross contribution	124.1	126.3	(2.2)	(1.7)%
General and administrative expenses	40.2	42.7	(2.5)	(5.9)%

Segment profit	$83.9	$83.6	$0.3	0.4%

Direct operating expense as a percentage of revenue	89.7%	81.3%
Gross contribution as a percentage of revenue	8.1%	15.2%

Revenue. The table below sets forth Television Production revenue and changes in revenue by media for the fiscal years ended March 31, 2022 and 2021:

	Year Ended March 31,		Increase (Decrease)
	2022	2021	Amount	Percent

	(Amounts in millions)
Television Production
Television	$1,094.5	$474.0	$620.5	130.9%
International	256.5	164.5	92.0	55.9%
Home Entertainment Revenue
Digital	85.1	127.1	(42.0)	(33.0)%
Packaged Media	6.9	5.7	1.2	21.1%

Total Home Entertainment Revenue	92.0	132.8	(40.8)	(30.7)%
Other	88.0	60.5	27.5	45.5%

	$1,531.0	$831.8	$699.2	84.1%

The primary component of Television Production revenue is domestic television revenue. Domestic television revenue increased in fiscal 2022 as compared to fiscal 2021, due to an increase of $368.5 million from revenues from the licensing of Starz original productions (Power Book III: Raising Kanan, Power Book IV: Force, High Town, Heels Season 1, BMF Season 1, Step Up: Highwater Season 3, among others) to the Starz Business, and an increase from a greater number of television episodes delivered to third-parties (Minx Season 1, Home Economics Season 2, Love Life Season 2, Acapulco Season 1, Dear White People Season 4, and Welcome to Flatch Season 1 among others). Fiscal 2021 was negatively impacted by disruptions associated with the COVID-19 global pandemic and the associated pausing of productions which resulted in the delay of television episodes delivered in fiscal 2021.

International revenue in fiscal 2022 increased $92.0 million, or 55.9%, as compared to fiscal 2021, due to an increase of $51.6 million from revenues from the licensing of Starz original productions (Power Book III: Raising Kanan Season 1, Heels Season 1, Power Book IV: Force Season 1) to the Starz Business, and revenue in fiscal 2022 for Pam & Tommy Season 1, Dear White People Season 4, and Acapulco Season 1.

Home entertainment revenue in fiscal 2022 decreased $40.8 million, or 30.7%, as compared to fiscal 2021, due to digital media revenue in fiscal 2021 for the second syndication license of Mad Men Seasons 1 to 7 and digital media revenue for Power Season 6, which compared to digital media revenue in fiscal 2022 from Weeds Seasons 1 to 8 and Welcome to Flatch Season 1.

Other revenue increased in fiscal 2022 as compared to fiscal 2021, primarily due to revenue of 3 Arts Entertainment, which was negatively impacted in fiscal 2021 as a result of the COVID-19 global pandemic related disruptions.

Direct Operating Expense. Direct operating expense of the Television Production segment in fiscal 2022 increased $697.4 million, or 103.1%, due to the increase in Television Production revenues. Direct operating expenses as a percentage of television production revenue increased primarily due to the mix of titles generating revenue in fiscal 2022 as compared to fiscal 2021, and in particular, fiscal 2022 included a greater number of newer shows in which direct operating expense is typically higher as a percentage of revenue. Due to the increase in cost associated with production and changes in season orders, fiscal 2022 also included increased write-downs to fair value of investment in film and television programs amounting to $34.9 million in aggregate, as compared to $10.3 million in fiscal 2021. This compared to lower direct operating expenses as a percentage of television revenue in fiscal 2021, which included significant revenue from Mad Men, which has a lower amortization rate relative to the amortization rate of the Television Production segment as a whole, and fiscal 2021 included fewer deliveries of newer shows primarily associated with the pausing of productions due to the COVID-19 global pandemic related disruptions.

Gross Contribution. Gross contribution of the Television Production segment for fiscal 2022 decreased slightly by $2.2 million as compared to fiscal 2021 on significantly higher revenue which was offset by higher direct operating expenses as a percentage of television production revenue.

General and Administrative Expense. General and administrative expenses of the Television Production segment decreased $2.5 million, or 5.9%, due to a decrease in incentive based compensation.

Liquidity and Capital Resources

Sources of Cash

Our liquidity and capital requirements in the nine months ended December 31, 2023 and fiscal 2023 and 2022 were provided principally through cash generated from operations, our Senior Credit Facilities, our film related obligations (as further discussed below), the monetization of trade accounts receivable and parent net investments. From time to time, sources of cash also include cash generated from the Starz Business and contributed to the Studio Business through parent net investment. As of December 31, 2023 and March 31, 2023 and 2022 we had cash and cash equivalents of $247.1 million, $210.9 million and $256.9 million, respectively.

As discussed in Basis of Presentation, we have operated within Lionsgate’s cash management structure, which uses a centralized approach to cash management and financing of our operations. This arrangement is not reflective of the manner in which we would have financed our operations had we been an independent, publicly traded company during the periods presented. See also, “Post Business Combination Studio Corporate Debt” below.

Senior Credit Facilities

Our Senior Credit Facilities at December 31, 2023 and March 31, 2023 and 2022, excluding film related obligations discussed further below, consisted of the following:

•	Revolving Credit Facility. We have a $1.25 billion revolving credit facility (with $375.0 million outstanding at December 31, 2023 and no amounts outstanding at March 31, 2023 and 2022) due April

2026 (the “Revolving Credit Facility”). We maintain significant availability under our Revolving Credit Facility, which is currently used to meet our short-term liquidity requirements, and could also be used for longer term liquidity requirements.

•

Term Loan A. We have a term loan A facility, of which a portion of its outstanding loans, amounting to $407.1 million, $428.2 million and $444.9 million outstanding at December 31, 2023 and March 31, 2023 and 2022, respectively, is due April 2026 (the “2026 Term Loan A”), and a portion of its outstanding loans, amounting to $193.6 million at March 31, 2022 was due March 2023 (the “2023 Term Loan A” and together with the 2026 Term Loan A, the “Term Loan A”). In April 2022, the Company voluntarily prepaid the entire outstanding principal amount of the 2023 Term Loan A of $193.6 million (see Note 7 to our audited combined financial statements). The outstanding amounts under the Revolving Credit Facility and Term Loan A may become due on December 23, 2024 (i.e. 91 days prior to March 24, 2025) prior to its maturity on April 6, 2026 in the event that the aggregate principal amount of outstanding Term Loan B in excess of $250 million has not been repaid, refinanced or extended to have a maturity date on or after July 6, 2026. The Company expects to refinance and extend the maturity date of the Term Loan B prior to December 23, 2024 such that the maturity of the revolving credit facility and Term Loan A are not accelerated.

•

Term Loan B. We have a term loan B facility due March 2025 (the “Term Loan B”, and, together with the Revolving Credit Facility and the Term Loan A, the “Senior Credit Facilities”), with $822.3 million, $831.7 million and $844.2 million outstanding at December 31, 2023 and March 31, 2023 and 2022, respectively.

See Note 7 to our audited combined financial statements and Note 6 to our unaudited interim condensed combined financial statements for a discussion of our corporate debt.

As previously discussed, we currently expect to enter into an intercompany debt arrangement with Lionsgate. See, “Post Business Combination Studio Corporate Debt” below for further discussion.

Film Related Obligations

We utilize our film related obligations to fund our film and television productions. Our film related obligations at December 31, 2023, March 31, 2023 and 2022 include the following:

•

Production Loans: Production loans represent individual and multi-title loans for the production of film and television programs that we produce. The majority of the Company’s production loans have contractual repayment dates either at or near the expected completion or release dates, with the exception of certain loans containing repayment dates on a longer term basis. At December 31, 2023 and March 31, 2023 and 2022, there was $1,279.2 million, $1,349.9 million and $966.3 million, respectively, outstanding of production loans.

•

Production Tax Credit Facility: We have a $250.0 million non-recourse senior secured revolving credit facility, as amended in December 2023, due January 2025 based on collateral consisting solely of certain of the Company’s tax credit receivables (the “Production Tax Credit Facility”). Cash collections from the underlying collateral (tax credit receivables) are used to repay the Production Tax Credit Facility. At December 31, 2023 and March 31, 2023 and 2022, there was $250.0 million, $231.8 million and $224.0 million, respectively, outstanding under the Production Tax Credit Facility.

•

IP Credit Facility: In July 2021, as amended in September 2022, certain of our subsidiaries entered into a senior secured amortizing term credit facility due July 2027 (the “IP Credit Facility”) based on the collateral consisting solely of certain of our rights in certain library titles. The maximum principal amount of the IP Credit Facility is $161.9 million, subject to the amount of collateral available, which is based on the valuation of cash flows from the libraries. At December 31, 2023 and March 31, 2023 and 2022, there was $117.3 million, $143.8 million and $123.5 million, respectively, outstanding under the IP Credit Facility.

•	Backlog Facility and Other:

•

Backlog Facility. In March 2022, as amended in August 2022, certain subsidiaries of the Company entered into a committed secured revolving credit facility (the “Backlog Facility”) based on collateral consisting solely of certain of the Company’s fixed fee or minimum guarantee contracts where cash will be received in the future. The maximum principal amount of the Backlog Facility is $175.0 million, subject to the amount of eligible collateral contributed to the facility. The Backlog Facility revolving period finishes on May 16, 2025, at which point cash collections from the underlying collateral is used to repay the facility. The facility maturity date is up to two years and 90 days after the revolving period ends, currently August 14, 2027. As of December 31, 2023 and March 31, 2023 and 2022, there was $175.0 million, $175.0 million and none, respectively, outstanding under the Backlog Facility.

•

Other. The Company has previously had other loans which are secured by contracted receivables which are not yet recognized as revenue under certain licensing agreements. Outstanding loan balances under these “other” loans must be repaid with any cash collections from the underlying collateral if and when received by the Company, and may be voluntarily repaid at any time without prepayment penalty fees. The Company’s “other” loans had no amounts outstanding as of December 31, 2023 and March 31, 2022. As of March 31, 2023, an aggregate of $51.0 million remained outstanding under these loans.

See Note 8 to our audited combined financial statements and Note 7 to our unaudited condensed combined financial statements for a discussion of our film related obligations.

Accounts Receivable Monetization and Governmental Incentives

Our accounts receivable monetization programs include individual agreements to monetize certain of our trade accounts receivable directly with third-party purchasers and a revolving agreement to monetize designated pools of trade accounts receivable with various financial institutions.

In addition, we utilize governmental incentives, programs and other structures from states and foreign countries (e.g., sales tax refunds, transferable tax credits, refundable tax credits, low interest loans, direct subsidies or cash rebates, calculated based on the amount of money spent in the particular jurisdiction in connection with the production) to fund our film and television productions and reduce financial risk.

See Note 19 to our audited combined financial statements and Note 17 to our unaudited interim condensed combined financial statements for our accounts receivable monetization programs and our tax credit receivables.

Uses of Cash

Our principal uses of cash in operations include the funding of film and television productions, film rights acquisitions, the distribution and marketing of films and television programs, and general and administrative expenses. We also use cash for debt service (i.e. principal and interest payments) requirements, equity method or other equity investments, capital expenditures, and acquisitions of or investment in businesses and from time to time, funding operational cash flow needs of the Starz Business through parent net investment.

Redeemable Noncontrolling Interests. In addition, the Company has a redeemable noncontrolling interest balance of $406.2 million, $343.6 million and $321.2 million as of December 31, 2023 and March 31, 2023 and 2022, respectively, related to its acquisition of a controlling interest, consisting of a limited liability company interest in each of Pilgrim Media Group and 3 Arts Entertainment, which may require the use of cash in the event the holders of the noncontrolling interests require the Company to repurchase their interests (see Note 11 to our audited combined financial statements and Note 9 to our unaudited interim condensed combined financial statements).

•

3 Arts Entertainment. As of December 31, 2023, the Company had a redeemable noncontrolling interest representing 49% of 3 Arts Entertainment. The noncontrolling interest was subject to put and call options at fair value that were exercisable during the period ended December 31, 2023. On January 2, 2024, Lionsgate closed on the acquisition of an additional 25% of 3 Arts Entertainment representing approximately half of the noncontrolling interest for approximately $194 million. In addition, Lionsgate purchased certain profit interests held by certain managers and entered into certain option rights agreements, which replaced the put and call rights discussed above by providing noncontrolling interest holders the right to sell to Lionsgate and Lionsgate the right to purchase their remaining (24%) interest beginning in January 2027.

•

Pilgrim Media Group. The Company has a remaining redeemable noncontrolling interest representing 12.5% of Pilgrim Media Group. The noncontrolling interest holder has a right to put and the Company has a right to call the noncontrolling interest at fair value, subject to a cap, exercisable for thirty (30) days beginning November 12, 2024, as amended.

We may from time to time seek to retire or purchase or refinance our outstanding debt through cash purchases, and/or exchanges for equity securities, in open market purchases, privately negotiated transactions, refinancings, or otherwise. Such repurchases or exchanges or refinancings, if any, will depend on prevailing market conditions, our liquidity requirements, our assessment of opportunities to lower interest expense, contractual restrictions and other factors, and such repurchases or exchanges could result in a charge from the early extinguishment of debt. The amounts involved may be material.

Anticipated Cash Requirements. The nature of our business is such that significant initial expenditures are required to produce, acquire, distribute and market films and television programs, while revenues from these films and television programs are earned over an extended period of time after their completion or acquisition. In addition to the cash requirements of any potential future redemption of our noncontrolling interests as discussed above, which we may fund with a combination of cash on hand, borrowings under our line of credit and/ or new financing arrangements, we have other anticipated cash requirements outside of our normal operations.

In the short-term, we currently expect that our cash requirements for productions will decrease and that our cash requirements for marketing spend will increase in fiscal 2024 as compared to fiscal 2023.

However, we currently believe that cash flow from operations, cash on hand, revolving credit facility availability, the monetization of trade accounts receivable, tax-efficient financing, the availability of our Production Tax Credit Facility, IP Credit Facility and Backlog Facility and other financing obligations, and available production financing will be adequate to meet known operational cash and debt service (i.e. principal and interest payments) requirements for the next 12 months and beyond, including the funding of future film and television production, and theatrical and home entertainment release schedules, and future equity method or other investment funding requirements. We monitor our cash flow liquidity, availability, fixed charge coverage, capital base, film spending and leverage ratios with the long-term goal of maintaining our credit worthiness.

Following the Business Combination, as further described below, our capital structure and sources of liquidity will change from our historical capital structure and sources of liquidity as a result of the planned intercompany debt arrangements. See, “Post Business Combination Studio Corporate Debt” below for further discussion.

Our current financing strategy is to fund operations and to leverage investment in films and television programs in the short-term and long-term, through our cash flow from operations, our restructured revolving credit facility, restructured term loans, production loans, government incentive programs, the monetization of trade accounts receivable, our Production Tax Credit Facility, our IP Credit Facility, our Backlog Facility, and other obligations. In addition, we may acquire businesses or assets, including individual films or libraries that are complementary to our business. Any such transaction could be financed through our cash flow from operations, credit facilities, equity or debt financing. If additional financing beyond our existing cash flows from operations and credit facilities cannot fund such transactions, there is no assurance that such financing will be available on terms acceptable to us. Our ability to obtain any additional financing will depend on, among other things, our business plans, operating performance, the condition of the capital markets at the time we seek financing, and short and long-term debt ratings assigned by independent rating agencies. Additionally, circumstances related to inflation and rising interest rates and bank failures has caused disruption in the capital markets, which could make financing more difficult and/or expensive, and we may not be able to obtain such financing. We may also dispose of businesses or assets, including individual films or libraries, and use the net proceeds from such dispositions to fund operations or such acquisitions, or to repay debt.

Material Cash Requirements from Known Contractual and Other Obligations. Our material cash requirements from known contractual and other obligations primarily relate to our Senior Credit Facilities and film related obligations. The following table sets forth our significant contractual and other obligations as of December 31, 2023 and the estimated timing of payment, prior to the planned intercompany debt arrangements discussed below in the section titled, “Post Business Combination Studio Corporate Debt”:

	Total	Next 12 Months	Beyond 12 Months

	(Amounts in millions)
Future annual repayment of debt and other obligations recorded as of December 31, 2023 (on-balance sheet arrangements)
Senior Credit Facilities(1)
Revolving credit facility(2)	$375.0	$—	$375.0
Term Loan A(2)	407.1	37.8	369.3
Term Loan B	822.3	12.5	809.8
Film related obligations(3)	1,821.5	1,258.2	563.3
Content related payables(4)	75.3	66.7	8.6
Operating lease obligations(5)	342.3	35.1	307.2

	3,843.5	1,410.3	2,433.2
Contractual commitments by expected repayment date (off-balance sheet arrangements)
Film related obligations commitments(6)	260.1	180.6	79.5
Interest payments(7)	189.7	119.9	69.8
Other contractual obligations	343.8	69.8	274.0

	793.6	370.3	423.3

Total future repayment of debt and other commitments under contractual obligations (8)	$4,637.1	$1,780.6	$2,856.5

(1)	See Note 7 to our audited combined financial statements and Note 6 to our unaudited interim condensed combined financial statements for further information on our corporate debt.
(2)

The outstanding amounts under the Revolving Credit Facility and Term Loan A may become due on December 23, 2024 (i.e. 91 days prior to March 24, 2025) prior to its maturity on April 6, 2026 in the event that the aggregate principal amount of outstanding Term Loan B in excess of $250 million has not been repaid, refinanced or extended to have a maturity date on or after July 6, 2026. The Company expects to refinance and extend the maturity date of the Term Loan B prior to December 23, 2024 such that the maturity of the revolving credit facility and Term Loan A are not accelerated.

(3)	See Note 8 to our audited combined financial statements and Note 7 to our unaudited interim condensed combined financial statements for further information on our film related obligations.
(4)	Content related payables include minimum guarantees included on our combined balance sheets, which represent amounts payable for film or television rights that we have acquired or licensed.
(5)	See Note 9 to our audited combined financial statements for further information on leases.
(6)	Film related obligations commitments include distribution and marketing commitments, minimum guarantee commitments, and production loan commitments not reflected on the combined balance sheet as they did not then meet the criteria for recognition. See Note 17 to our audited combined financial statements for further information.
(7)

Includes cash interest payments on our Senior Credit Facilities and film related obligations, based on the applicable SOFR interest rates at December 31, 2023, net of payments and receipts from the Company’s interest rate swaps, and excluding the interest payments on the revolving credit facility as future amounts are not fixed or determinable due to fluctuating balances and interest rates.

(8)

Not included in the amounts above are $406.2 million of redeemable noncontrolling interest, as future amounts and timing are subject to a number of uncertainties such that we are unable to make sufficiently reliable estimations of future payments. As discussed above, on January 2, 2024, the Company closed on the acquisition of an additional 25% of 3 Arts Entertainment representing approximately half of the noncontrolling interest for approximately $194 million. See Note 11 to our audited combined financial statements and Note 9 to our unaudited interim condensed combined financial statements.

For additional details of commitments and contingencies, see Note 17 to our audited combined financial statements.

Remaining Performance Obligations and Backlog

Remaining performance obligations represent deferred revenue on the balance sheet plus fixed fee or minimum guarantee contracts where the revenue will be recognized and the cash received in the future (i.e., backlog). As disclosed in Note 12 to our audited combined financial statements, remaining performance obligations were $1.7 billion at March 31, 2023 (March 31, 2022 - $1.5 billion). As disclosed in Note 10 to our unaudited interim condensed combined financial statements, remaining performance obligations were $1.9 billion at December 31, 2023. The backlog portion of remaining performance obligations (excluding deferred revenue) was $1.5 billion at March 31, 2023 (March 31, 2022 - $1.3 billion), respectively and $1.6 billion at December 31, 2023.

Post Business Combination Studio Corporate Debt

In connection with the Business Combination, the Studio Business and Lionsgate will enter into a shared-services arrangement and an intercompany debt arrangement, among other agreements. It is expected that the shared-services arrangement will reflect substantially all of Lionsgate’s corporate general and administrative functions and costs remaining with the Studio Business, as further discussed above. It is expected that the intercompany debt arrangement will provide that the outstanding obligations and debt service requirements (principal and interest payments) of the Studio Business will remain substantially the same as under Lionsgate’s Senior Credit Facilities. In addition, the terms of Lionsgate’s interest rate swap arrangements will be transferred to the Studio Business. However, the Studio Business’s availability under the Lionsgate revolving credit facility will be $1.1 billion, reduced from Lionsgate’s total availability of $1.25 billion, such that a portion of the borrowing capacity is allocated to Lionsgate’s Starz entities. The terms of such intercompany debt arrangement are subject to change and may not ultimately be comparable with the Senior Credit Facilities.

Discussion of Operating, Investing, Financing Cash Flows

Nine Months Ended December 31, 2023 Compared to Nine Months Ended December 31, 2022

Cash, cash equivalents and restricted cash increased by $45.5 million for the nine months ended December 31, 2023 and increased by $74.3 million for the nine months ended December 31, 2022, before foreign exchange effects on cash. Components of these changes are discussed below in more detail.

Operating Activities. Cash flows provided by operating activities for the nine months ended December 31, 2023 and 2022 were as follows:

	Nine Months Ended December 31,		Net Change
	2023	2022

	(Amounts in millions)
Net Cash Flows Provided By Operating Activities	$401.5	$287.7	$113.8

Cash flows provided by operating activities for the nine months ended December 31, 2023 were $401.5 million compared to cash flows provided by operating activities of $287.7 million for the nine months ended December 31, 2022. The increase in cash provided by operating activities is due to lower cash used for investment in film and television programs, decreases in accounts receivable, net, and decreases in due from the Starz Business and deferred revenue, offset by higher net loss and decreases in accounts payable and accrued liabilities. The nine months ended December 31, 2022 included proceeds of $188.7 million from the termination of interest rate swaps (see further discussion below for interest rate swap transactions in the prior year’s period). In addition, cash flows provided by operating activities for the nine months ended December 31, 2023 included a net benefit of approximately $46.8 million from the monetization of accounts receivables programs, as compared to a net benefit of approximately $84.0 million for the nine months ended December 31, 2022 (see Note 17 to our unaudited interim condensed combined financial statements).

Investing Activities. Cash flows provided by (used in) investing activities for the nine months ended December 31, 2023 and 2022 were as follows:

	Nine Months Ended December 31,		Net Change
	2023	2022

	(Amounts in millions)
Purchase of eOne, net of cash acquired	$(331.1)	$—	$(331.1)
Proceeds from the sale of equity method and other investments	5.2	46.3	(41.1)
Investment in equity method investees and other	(11.3)	(17.5)	6.2
Other	16.5	5.1	11.4
Capital expenditures	(5.1)	(4.5)	(0.6)

Net Cash Flows Provided By (Used In) Investing Activities	$(325.8)	$29.4	$(355.2)

Cash flows used in investing activities of $325.8 million for the nine months ended December 31, 2023 compared to cash flows provided by investing activities of $29.4 million for the nine months ended December 31, 2022, primarily due to cash used for the purchase of eOne, net of cash acquired, in the current period and lower proceeds from the sale of equity method and other investments due to the sale of a portion of our ownership interest in STARZPLAY Arabia in the prior year’s period, partially offset by lower cash used for investment in equity method investees and other.

Financing Activities. Cash flows used in financing activities for the nine months ended December 31, 2023 and 2022 were as follows:

	Nine Months Ended December 31,
	2023	2022	Net Change

	(Amounts in millions)
Debt - borrowings	$2,270.5	$1,238.0	$1,032.5
Debt - repayments	(1,926.0)	(1,452.1)	(473.9)

Net proceeds from (repayments of) debt	344.5	(214.1)	558.6
Film related obligations - borrowings	1,072.9	1,330.2	(257.3)
Film related obligations - repayments	(1,317.7)	(599.5)	(718.2)

Net (repayments of) proceeds from film related obligations	(244.8)	730.7	(975.5)
Parent net investment	(127.6)	(620.1)	492.5
Other financing activities	(2.3)	(139.3)	137.0

Net Cash Flows Used In Financing Activities	$(30.2)	$(242.8)	$212.6

Cash flows used in financing activities of $30.2 million for the nine months ended December 31, 2023 compared to cash flows used in financing activities of $242.8 million for the nine months ended December 31, 2022. Net parent investment reflects the net funding provided or distributions received from the Starz Business.

Cash flows used in financing activities for the nine months ended December 31, 2023 primarily reflects net film related obligations repayments of $244.8 million due to net repayments under production loans and the Production Tax Credit Facility of $165.2 million and net repayments under the Backlog Facility, IP Credit Facility and other of $79.6 million. These uses of cash were partially offset by net proceeds from debt of $344.5 million in the nine months ended December 31, 2023, which included net borrowings under our revolving credit facility of $375.0 million to fund the purchase of eOne, which were offset by required repayments on our term loans and payments for other financing activities of $2.3 million.

Cash flows used in parent net investment in the nine months ended December 31, 2023 of $127.6 million consists of cash pooling and general financing activities and funding to the Starz Business to settle amounts due from the Starz Business related to the Company’s licensing arrangements with the Starz Business.

Cash flows used in financing activities of $242.8 million for the nine months ended December 31, 2022 primarily reflects cash flows used in parent net investment (as described below), net debt repayments of $214.1 million due to the April 2022 voluntary prepayment of the entire outstanding principal amount of $193.6 million of the Term Loan A due March 22, 2023, required repayments on our term loans and other financing activities of $139.3 million (as described below). These cash uses were partially offset by net film related obligations borrowings of $730.7 million due to net borrowings under production loans and the Production Tax Credit Facility of $471.7 million and net borrowings under the Backlog Facility, IP Credit Facility and other of $259.0 million.

Cash flows used in parent net investment in the nine months ended December 31, 2022 of $620.1 million consists of cash pooling and general financing activities and funding to the Starz Business to settle amounts due from the Starz Business related to the Company’s licensing arrangements with the Starz Business.

Other financing activities in the nine months ended December 31, 2022 includes $134.5 million for interest rate swap settlement payments due to the pay down of the financing component of our terminated interest rate swaps (inclusive of payments made between April 1, 2022 and the termination date amounting to $3.2 million)

(see discussion above in “Operating Activities”, and Note 16 to our unaudited interim condensed combined financial statements).

Fiscal 2023 Compared to Fiscal 2022 and Fiscal 2022 Compared to Fiscal 2021

Cash, cash equivalents and restricted cash decreased by $17.1 million for the fiscal year ended March 31, 2023, decreased by $90.2 million for the fiscal year ended March 31, 2022 and increased by $132.3 million for the fiscal year ended March 31, 2021, before foreign exchange effects on cash. Components of these changes are discussed below in more detail.

Operating Activities. Cash flows provided by (used in) operating activities for the fiscal years ended March 31, 2023, 2022 and 2021 were as follows:

	Year Ended March 31,			2023 vs 2022 Net Change	2022 vs 2021 Net Change
	2023	2022	2021

	(Amounts in millions)
Net Cash Flows Provided By (Used In) Operating Activities	$346.1	$(435.0)	$(232.4)	$781.1	$(202.6)

Cash flows provided by operating activities for the fiscal year ended March 31, 2023 were $346.1 million compared to cash flows used in operating activities of $435.0 million for the fiscal year ended March 31, 2022 and cash flows used in operating activities of $232.4 million for the fiscal year ended March 31, 2021.

The greater cash provided by operating activities in fiscal 2023, compared to fiscal 2022 is due to lower use of cash from changes in operating assets and liabilities of $721.6 million driven by lower cash used for investment in films and television programs, proceeds from the termination of interest rate swaps (see further discussion below for interest rate swap transactions in fiscal 2023), reduction in cash used for other assets and higher cash from other changes in operating assets and liabilities related to participations and residuals. The lower cash used in changes in operating assets and liabilities was partially offset by higher use of cash related to higher interest associated with higher interest rates and film related obligations balances. In addition, cash flows used in operating activities for the fiscal year ended March 31, 2023 included a net benefit of approximately $22.8 million from the monetization of accounts receivables programs, as compared to a net use of cash of approximately $107.3 million for the fiscal year ended March 31, 2022.

During the fiscal year ended March 31, 2023, we terminated certain interest rate swaps (a portion of which were considered hybrid instruments with a financing component and an embedded at-market derivative that was a designated cash flow hedge), and received approximately $56.4 million. The $56.4 million received was classified in the combined statement of cash flows as cash provided by operating activities of $188.7 million reflecting the amount received for the derivative portion of the termination of swaps (and presented in the “proceeds from the termination of interest rate swaps” line item on the combined statement of cash flows), and a use of cash in financing activities of $134.5 million reflecting the pay down of the financing component of the Terminated Swaps (inclusive of payments made between April 1, 2022 and the termination date amounting to $3.2 million) (see Financing Activities below). See Note 18 to our audited combined financial statements.

The increase in cash used in operating activities in fiscal 2022, compared to fiscal 2021 is due to greater use from changes in operating assets and liabilities, partially offset by lower net loss and higher amortization of films and television programs. The greater use of cash from changes in operating assets and liabilities was driven by increased cash used for investment in films and television programs due to increased production activity in fiscal 2022 as compared to fiscal 2021, which was impacted by the pausing of productions associated with the COVID-19 global pandemic, increases in accounts receivable, net and increases in other assets. In addition, cash flows used in operating activities for the fiscal year ended March 31, 2022 included a net use of cash of approximately $107.3 million from the monetization of accounts receivables programs, as compared to a net benefit of approximately $11.6 million for the fiscal year ended March 31, 2021.

Investing Activities. Cash flows provided by (used in) investing activities for the fiscal years ended March 31, 2023, 2022 and 2021 were as follows:

	Year Ended March 31,			2023 vs 2022 Net Change	2022 vs 2021 Net Change
	2023	2022	2021

	(Amounts in millions)
Investing Activities:
Proceeds from the sale of equity method and other investments	$46.3	$1.5	$5.1	$44.8	$(3.6)
Investment in equity method investees and other	(17.5)	(14.0)	(0.2)	(3.5)	(13.8)
Distributions from equity method investees and other	1.9	7.2	—	(5.3)	7.2
Acquisition of assets (film library and related assets)	—	(161.4)	—	161.4	(161.4)
Other	7.1	(7.9)	5.0	15.0	(12.9)
Capital expenditures	(6.5)	(6.1)	(10.2)	(0.4)	4.1

Net Cash Flows Provided By (Used In) Investing Activities	$31.3	$(180.7)	$(0.3)	$212.0	$(180.4)

Cash flows provided by investing activities of $31.3 million for the fiscal year ended March 31, 2023 compared to cash flows used in investing activities of $180.7 million for the fiscal year ended March 31, 2022 and cash flows used in investing activities of $0.3 million for the fiscal year ended March 31, 2021. Cash provided by investing activities in fiscal 2023 reflects proceeds from the sale of a portion of our ownership interest in STARZPLAY Arabia, partially offset by cash used for investment in equity method investees and other as reflected above. Cash used in investing activities in fiscal 2022 primarily relates to cash used for the acquisition of a film library and related assets and investment in equity method investees and other as reflected above.

Financing Activities. Cash flows provided by financing activities for the fiscal years ended March 31, 2023, 2022 and 2021 were as follows:

	Year Ended March 31,			2023 vs 2022 Net Change	2022 vs 2021 Net Change
	2023	2022	2021

	(Amounts in millions)
Financing Activities:
Debt- borrowings, net of debt issuance and redemption costs	$1,523.0	$1,494.3	$200.0	$28.7	$1,294.3
Debt- repurchases and repayments	(1,745.8)	(1,629.5)	(265.0)	(116.3)	(1,364.5)

Net repayments and repurchases of debt	(222.8)	(135.2)	(65.0)	(87.6)	(70.2)
Film related obligations- borrowings	1,584.7	1,083.0	392.5	501.7	690.5
Film related obligations- repayments	(956.5)	(272.6)	(53.0)	(683.9)	(219.6)

Net proceeds from film related obligations	628.2	810.4	339.5	(182.2)	470.9
Parent net investment	(621.3)	(119.7)	116.2	(501.6)	(235.9)
Other financing activities	(178.6)	(30.0)	(25.7)	(148.6)	(4.3)

Net Cash Flows Provided By (Used In) Financing Activities	$(394.5)	$525.5	$365.0	$(920.0)	$160.5

Cash flows used in financing activities of $394.5 million for the fiscal year ended March 31, 2023 compared to cash flows provided by financing activities of $525.5 million for the fiscal year ended March 31, 2022 and cash flows provided by financing activities of $365.0 million for the fiscal year ended March 31, 2021. Net parent investment reflects the net funding provided or distributions received from the Starz Business.

Cash flows used in financing activities for fiscal 2023 primarily reflects net debt repayments and repurchases of $222.8 million, parent net investment of $621.3 million and other financing activities of $178.6 million, offset by net film related obligations borrowings of $628.2 million due to net borrowings under production loans and the Production Tax Credit Facility of $385.4 million and net borrowings under the Backlog Facility, IP Credit Facility and Distribution Loans of $242.8 million.

Net debt repayments and repurchases of $222.8 million in fiscal 2023 included the below transaction, along with required repayments on our term loans:

•	In April 2022, we voluntarily prepaid the entire outstanding principal amount of the Term Loan A due March 22, 2023 of $193.6 million.

Cash flows used in parent net investment in fiscal 2023 of $621.3 million consists of cash pooling and general financing activities and funding to the Starz Business to settle amounts due from the Starz Business related to the Company’s licensing arrangements with the Starz Business.

In addition, other financing activities in the fiscal year ended March 31, 2023 includes $134.5 million for interest rate swap settlement payments due to the pay down of the financing component of our terminated interest rate swaps in fiscal 2023 (inclusive of payments made between April 1, 2022 and the termination date amounting to $3.2 million) (see discussion above in “Operating Activities”, and Note 18 to our audited combined financial statements). Other financing activities also includes the purchase of noncontrolling interest of $36.5 million representing the settlement of the exercised Pilgrim Media Group put option.

Cash flows provided by financing activities for fiscal 2022 primarily reflects net proceeds from film related obligations of $810.4 million due to net borrowings under production loans and the Production Tax Credit Facility of $691.7 million and net borrowings under the IP Credit Facility of $118.7 million, offset by net debt repayments and repurchases of $135.2 million. Net debt repayments and repurchases of $135.2 million in fiscal 2022 include the below transactions, along with required repayments on our term loans and other items:

•

On April 6, 2021, we amended our Credit Agreement to, among other things, extend the maturity of a portion of our revolving credit commitments, amounting to $1.25 billion, and a portion of our outstanding term A loans, amounting to $444.9 million to April 6, 2026.

•	During fiscal 2022, the Company also completed a series of repurchases of the Term Loan B and, in aggregate, paid $95.3 million to repurchase $96.0 million principal amount of the Term Loan B.

Cash flows provided by financing activities for fiscal 2021 primarily reflects net proceeds from film related obligations of $339.5 million as production activity increased in the third and fourth quarters of fiscal 2021, and net debt repayments of $65.0 million.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Currency and Interest Rate Risk Management

Market risks relating to our operations result primarily from changes in interest rates and changes in foreign currency exchange rates. Our exposure to interest rate risk results from the financial debt instruments that arise from transactions entered into during the normal course of business. Our exposure to foreign currency exchange risk is related to transactions in currencies other than the U.S. Dollar. As part of our overall risk management program, we evaluate and manage our exposure to changes in interest rates and currency exchange risks on an ongoing basis. Hedges and derivative financial instruments will continue to be used in the future in order to manage our interest rate and currency exposure. We have no intention of entering into financial derivative contracts, other than to hedge a specific financial risk.

Currency Rate Risk. Our foreign subsidiaries, sales and certain operating expenses expose us to foreign currency exchange risk. Historically, we entered into forward foreign exchange contracts to hedge our foreign currency exposures on future production expenses denominated in various foreign currencies. These contracts are entered into with major financial institutions as counterparties. We are exposed to credit loss in the event of nonperformance by the counterparty, which is limited to the cost of replacing the contracts, at current market rates. We do not require collateral or other security to support these contracts. See Note 18 to our audited combined financial statements for additional information on our financial instruments.

~~I~~nterest Rate Risk. At December 31, 2023, we had interest rate swap agreements to fix the interest rate on $1.7 billion of variable rate SOFR-based debt. See Note 18 to our audited combined financial statements and Note 16 to our unaudited interim condensed combined financial statements for additional information. The difference between the fixed rate to be paid and the variable rate received under the terms of the interest rate swap agreements will be recognized as interest expense for the related debt. Changes in the variable interest rates to be paid or received pursuant to the terms of the interest rate swap agreements will have a corresponding effect on future cash flows.

Certain of our borrowings, primarily borrowings under our Senior Credit Facilities, and our film related obligations, are, and are expected to continue to be, at variable rates of interest and expose us to interest rate risk. If interest rates increase, our debt service obligations on the variable rate indebtedness would increase even though the amount borrowed remained the same, and our net income would decrease. The applicable margin with respect to loans under the revolving credit facility and Term Loan A is a percentage per annum equal to SOFR plus 0.10% plus 1.75% margin. The applicable margin with respect to loans under our Term Loan B is a percentage per annum equal to SOFR plus 0.10% plus 2.25% margin. Assuming the revolving credit facility is drawn up to its maximum borrowing capacity of $1.25 billion, based on the applicable SOFR in effect as of December 31, 2023, each quarter point change in interest rates would result in a $1.9 million change in annual net interest expense on the revolving credit facility, Term Loan A, Term Loan B and interest rate swap agreements.

The variable interest film related obligations (which includes our production loans, Production Tax Credit Facility, IP Credit Facility, Backlog Facility and other) incur primarily SOFR-based interest, with applicable margins ranging from 0.25% to 2.25% per annum. As of December 31, 2023, a quarter point increase of the interest rates on the variable interest film related obligations would result in $3.2 million in additional costs capitalized to the respective film or television asset for production loans (based on the outstanding principal amount of such loans), and a $1.4 million change in annual net interest expense (based on the outstanding principal amount of such loans, and assuming the Production Tax Credit Facility and Backlog Facility are utilized up to their maximum capacity of $250.0 million and $175.0 million, respectively).

The following table presents information about our financial instruments that are sensitive to changes in interest rates. The table also presents the cash flows of the principal amounts of the financial instruments, or the cash flows associated with the notional amounts of interest rate derivative instruments, and related weighted-average interest rates by expected maturity or required principal payment dates and the fair value of the instrument as of December 31, 2023:

	Three Months Ending March 31,	Year Ending March 31,						Fair Value December 31, 2023
	2024	2025	2026	2027	2028	Thereafter	Total

		(Amounts in millions)
Variable Rates:
Revolving Credit Facility(1)(2)	$—	$—	$—	$375.0	$—	$—	$375.0	$—
Average Interest Rate	—	—	—	7.20%	—	—
Term Loan A(1)(2)	7.8	41.2	44.5	313.6	—	—	407.1	403.0
Average Interest Rate	7.20%	7.20%	7.20%	7.20%	—	—
Term Loan B(1)	3.1	819.2	—	—	—	—	822.3	814.1
Average Interest Rate	7.70%	7.70%	—	—	—	—
Film related obligations(3)	377.7	1,114.5	193.8	26.3	109.2	—	1,821.5	1,821.5
Average Interest Rate	7.24%	6.94%	6.45%	7.78%	6.60%	—
Fixed Rates:
Interest Rate Swaps(4)
Variable to fixed notional amount	—	1,700.0	—	—	—	—	1,700.0	34.2

(1)	The effective interest rate in the table above is before the impact of interest rate swaps.
(2)

The outstanding amounts under the Revolving Credit Facility and Term Loan A may become due on December 23, 2024 (i.e. 91 days prior to March 24, 2025) prior to its maturity on April 6, 2026 in the event that the aggregate principal amount of outstanding Term Loan B in excess of $250 million has not been repaid, refinanced or extended to have a maturity date on or after July 6, 2026. The Company expects to refinance and extend the maturity date of the Term Loan B prior to December 23, 2024 such that the maturity of the revolving credit facility and Term Loan A are not accelerated.

(3)

Represents amounts outstanding under film related obligations (i.e., production loans, Production Tax Credit Facility, Backlog Facility and other, and IP Credit Facility), actual amounts outstanding and the timing of expected future repayments may vary in the future (see Note 8 to our audited combined financial statements and Note 7 to our unaudited interim condensed combined financial statements for further information).

(4)

Represents interest rate swap agreements on certain of our SOFR-based floating-rate debt with fixed rates paid ranging from 2.723% to 2.915% with maturities in March 2025. See Note 18 to our audited combined financial statements and Note 16 to our unaudited interim condensed combined financial statements.

EXECUTIVE COMPENSATION

SEAC

None of SEAC management has received any cash compensation for services rendered to SEAC. Commencing on the date that SEAC Securities are first listed on Nasdaq through the earlier of consummation of Initial Business Combination and Liquidation, SEAC will reimburse an affiliate of SEAC Sponsor for office space and administrative services provided to members of our management team in an amount not to exceed $15,000 per month in the event such space and/or services are utilized and we do not pay a third party directly for such services. In addition, SEAC Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. In addition, SEAC has agreed, pursuant to the administrative services and indemnification agreement with SEAC Sponsor relating to the monthly reimbursement for office space and administrative services described above, that SEAC will indemnify SEAC Sponsor from any claims arising out of or relating to SEAC IPO or SEAC’s operations or conduct of the its business (including our initial business combination) or any claim against our sponsor alleging any expressed or implied management or endorsement by SEAC Sponsor of any of SEAC’s activities or any express or implied association between SEAC Sponsor and SEAC or any of its affiliates, which agreement will provide that the indemnified parties cannot access the funds held in the Trust Account

Pursuant to the Business Combination Agreement, the size and composition of the Pubco Board immediately after the Closing shall be determined by Lions Gate Parent and shall be substantially the same as the size and composition of the board of Lions Gate Parent in existence as of the date that the Business Combination Agreement was entered; provided, that, if Mr. Harry Sloan shall cease to serve as a director of Lions Gate Parent, the SEAC Sponsor shall be entitled to determine one director to the Pubco Board to replace Mr. Sloan, subject to mutual agreement with Lions Gate Parent. Although it is possible that some or all of SEAC management may negotiate employment or consulting arrangements to remain with Pubco after the Business Combination, SEAC is not party to any agreements with SEAC management that provide for benefits upon termination of employment.

For more information about the interests of SEAC Sponsor and SEAC management in the Business Combination, see the subsection entitled “The Business Combination—Interests of Certain Persons in the Business Combination.”

StudioCo

Since StudioCo is currently a subsidiary of Lions Gate Parent and the Studio Business was conducted as a part of the broader business of Lions Gate Parent in fiscal 2023, compensation decisions for the individuals who managed the Studio Business were made by Lionsgate in fiscal 2023. The individuals who were the named executive officers of Lions Gate Parent for fiscal 2023 are anticipated to become Pubco’s executive officers following the Business Combination. Therefore, the information regarding executive compensation related matters of the Studio Business required by Item 402 of Regulation S-K set forth below are generally reproduced from the proxy statement for the annual meeting of the shareholders of Lions Gate Parent filed with the SEC on October 13, 2023 and references to “this proxy statement” in the following section refer to such proxy statement filing.

Unless otherwise indicated or the context otherwise requires, references in this section of this proxy statement/prospectus to “Lionsgate,” “Company,” “we,” “us” or “our” refer to Lions Gate Parent prior to the consummation of the Business Combination and to the “Board” and “Compensation Committee” refer to the board of directors of Lions Gate Parent and the Compensation Committee of the board of directors of Lions Gate Parent, respectively, in each case prior to the consummation of the Business Combination.

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

This Compensation Discussion and Analysis is designed to provide shareholders with an understanding of the Company’s executive compensation philosophy and objectives, and practices. In doing so, it describes the material elements of compensation at the Company awarded to, earned by, or paid to, the individuals who served as our principal executive officer, principal financial officer, and three other most highly compensated executive officers for fiscal 2024 (the “Named Executive Officers”). The Named Executive Officers for fiscal 2024 include the following:

Named Executive Officer	Position
Jon Feltheimer	Chief Executive Officer
Michael Burns	Vice Chair
James W. Barge	Chief Financial Officer
Brian Goldsmith	Chief Operating Officer
Bruce Tobey	Executive Vice President and General Counsel

Executive Summary

Who We Are

We (NYSE: LGF.A, LGF.B) encompass world-class motion picture and television studio operations aligned with the STARZ premium subscription platform to bring a unique and varied portfolio of entertainment to consumers around the world. Our film, television, subscription and location-based entertainment businesses are backed by a more than 20,000-title library and a valuable collection of iconic film and television franchises.

Our Content

twilight

*5 films
*$3.4 billion+ global box office

*2 films
*$600 million+ global box office
Now You See Me 3 in development

POWER

*3 spinoffs (*Power Book II: Ghost*, *Power Book III: Raising Kanan*, *Power Book IV: Force*)
* *Power* prequel, *Origins*, in development

Dirty Dancing

*Best-selling library title
* Upcoming Film

ORANGE
is the new
BLACK

*7 seasons
*4 Emmy awards (21 nominations)

MAD MEN

*7 seasons
*4 consecutive *Best Drama* Emmy's (116 nominations)

Ghosts

MYTHIC QUEST

KILL BILL

dogs

NURSE JACKIE

weeds

STEP UP

ROOKIE

RECRUIT

SCREAM

MADEA
GOES TO JAIL

FAHRENHEIT 9/11

crash

MONSTER'S
BALL

wonder

What Management Accomplished in Fiscal 2024

The Company has not yet completed its review of financial and operational performance for the 2024 fiscal year. The Company expects to complete its review in the first quarter of fiscal 2025 and will disclose such information following such determination.

Stock Performance

The Company’s Class A voting common stock (NYSE: LGF.A) has outperformed many of its media studio and streaming peers over the last 12 months.

Compensation Program Goals and Principles

•   Attract, retain and motivate top talent in an intensely competitive industry

•   Align executive pay with performance and shareholder interests

•   Incentivize long-term value creation and maintain a balanced compensation structure

•   Maintain appropriate level of “at-risk” compensation

•   Maintain a strong “clawback” policy

•   No tax gross-ups on severance or other change in control benefits

•   No repricing or buyouts of underwater stock options/SARs without shareholder approval

•   Utilize “double trigger” change in control provisions that only provide benefits upon qualified terminations in connection with a change in control

Compensation Committee Practices

•   Maintain proactive, ongoing and transparent dialogue with investors

•   Review cost and dilutive impact of stock compensation

•   Use appropriate peer groups and industry survey data when establishing compensation

• Apply performance metrics consistently for all employees, including executives • Take counsel from an independent outside consultant, Pay Governance

The Components of Executive Compensation

Item	Nature	Purpose	Basis

Base Salary	Fixed; Short-term	Provide degree of financial stability; Retention	Competitive within peer and industry context

Annual Incentive Bonus	At-risk; Short-term	Reward near-term performance; Promotion and contribution of business strategy; Ensure competitive compensation	Competitive within peer and industry context; Performance-based, with defined target opportunity

Long-Term Incentive Awards	At-risk Long-term	Retention; Reward long-term performance; Align with shareholder interests	Competitive within peer and industry context; Time and performance-based equity, vesting in tranches over multiple years

Determination of Annual Incentive Bonuses For Fiscal 2024

*

The Compensation Committee has not yet determined 2024 annual incentive bonuses for the Named Executive Officers. The Company expects that such determination will be made in the first quarter of fiscal 2025 and will disclose the bonuses following such determination.

For more information on the compensation of the Named Executive Officers, please see the Summary Compensation Table below.

Shareholder Engagement

We proactively engage with shareholders and other stakeholders throughout the year to discuss significant issues, including company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance topics. We take feedback and insights from our engagement with shareholders and other stakeholders into consideration, as we review and evolve our practices and disclosures, and further share them with the Board, as appropriate.

In fiscal 2024, we engaged with 38 of our top 50 shareholders and actively-managed institutional investors owning approximately 78% of the Company’s common stock (not including shares held by officers and directors). Participating in this outreach were Messrs. Feltheimer, Burns, Barge, Goldsmith, Jeff Hirsch, the President and Chief Executive Officer of Starz, and other senior executives from all of the Company’s businesses with support from the Company’s Investor Relations Department.

Investor Conferences

✓ Presented at several major investor conferences, including:

•  The Morgan Stanley 2023 Tech, Media, &Telecom Conference; and

•  The Deutsche Bank 2024 Media, Internet and Telecom Conference.

Investor Meetings

✓ Held more than 100 virtual and in-person investor meetings, representing virtually all of the Company’s analysts and top 25 shareholders.

✓ In January 2024, held an investor presentation conference call in connection with the Company’s proposed business combination involving its studio business and Screaming Eagle Acquisition Corp.

✓ Met with over 50 investors and current Company shareholders in one-on-one meetings related to the Company’s proposed business combination.

At the Company’s 2023 Annual General and Special Meeting of Shareholders held on November 28, 2023 (the “2023 Annual Meeting”), 66% of votes cast at that meeting voted in favor of the Company’s executive compensation program (referred to as a “say-on-pay proposal”). As noted above, we seek input on our executive compensation program from our shareholders on an ongoing basis, and the Compensation Committee will continue to take their views into account in making its determinations.

Key Features of Our Executive Compensation Program

The Compensation Committee believes that our executive compensation program aligns the interests of the Named Executive Officers with the Company’s long-term strategic direction and the interests of our shareholders. Our program’s key features include:

•	Competitive pay using peer group and industry data for compensation decisions.

•	Significant “at risk” pay.

•	The Company provides annual incentive opportunities and other long-term equity awards, which constitute a significant portion of each executive’s total compensation opportunity.

•	The Compensation Committee retains discretion in assessing performance and awarding payouts under the annual incentive plan and performance-based equity awards.

•	Compensation is balanced – the compensation program provides a mix of fixed compensation and short-term and long-term variable compensation.

•	Limited benefits and perquisites are provided.

We have entered into employment agreements with our Named Executive Officers, which we believe have helped create stability for our management team. These agreements are structured to incorporate several features that we believe represent best practices in executive compensation and are generally favored by shareholders. Notably, these agreements do not include provisions for accelerated vesting of equity awards or other payments or benefits that would be triggered solely by a change in control (i.e., there are no “single-trigger” benefits), nor do they provide for gross-ups of taxes on excess parachute payments related to a change in control. Additionally, these agreements do not grant executives the right to voluntarily terminate employment and receive severance in connection with a change in control, except in cases of “good reason” terminations that we view as constructive terminations of employment.

As noted below, equity award grants to Named Executive Officers are generally determined in connection with a new or amended employment agreement with the Company (which includes specifying grants to be made annually over its term). The Company typically does not consider equity-based awards to its executive officers at any other time, but may pay annual bonuses in cash and/or equity awards, and retains discretion to grant equity awards to executives at other times as the Compensation Committee may determine appropriate.

Program Objectives

The goal of the Company’s executive compensation program is to facilitate the creation of long-term value for shareholders by attracting, motivating, and retaining qualified senior executive talent. To this end, the Compensation Committee has designed and administered the Company’s compensation program to reward executives for sustained financial and operating performance, to align their interests with those of shareholders, and to encourage them to remain with the Company for long and productive careers. A significant portion of the Company’s senior executives’ compensation is “at risk” in the form of annual and long-term incentive awards that are paid, if at all, based upon performance.

Compensation Practices

What We Do	What We Don’t Do

✓  Pay for Performance: A significant majority of our executives’ target compensation is “at risk” in the form of annual and long-term incentive awards tied to pre-established performance goals aligned with our short- and long-term objectives and/or the value of our stock price.

× No Tax Gross-ups: We do not have tax reimbursements or gross-ups on severance or other payments (including parachute payments in connection with a change in control).

✓  Use Performance Metrics: Our annual bonus and long-term incentive programs rely on performance metrics, including individual and group contributions, and the Company’s financial and operating performance.

× No Pension Plans or Special Retirement Programs for Executive Officers: We do not have a defined benefit pension plan or supplemental retirement plan for executive officers.

✓  Risk Mitigation: Our compensation program has provisions to mitigate undue risk, including caps on the maximum level of payouts, a clawback policy, multiple performance metrics and board and management processes to identify risk.

× No Single-Trigger Change in Control Agreements: We do not provide benefits triggered solely by a change in control of the Company.

✓ Review of Share Utilization: The Compensation Committee evaluates share utilization levels by reviewing the cost and dilutive impact of stock compensation.	× No Hedging: Board members and executive officers are prohibited from engaging in hedging transactions that could eliminate or limit the risks and rewards of owning our stock.

✓  Competitive Peer Group: Our peer group consists of companies with which we directly compete for executive talent and are generally similar to the Company in terms of revenues, market-capitalization and focus of our business.

× No Repricing of Stock Options or SARs: Repricing of stock options or SARs is not allowed without the approval of the Company’s shareholders.

✓  Independent Compensation Consultant: The Compensation Committee retains Pay Governance, an independent compensation consultant, to provide advice on matters concerning executive and non-employee director pay.

× No Buyout of Underwater Stock Options or SARs: We do not provide for cash buyouts of underwater stock options or SARs without shareholder approval.

✓ Limit Perquisites: We limit perquisites to items that we believe serve a reasonable business purpose.

×   No Evergreen Provisions. The Lions Gate Entertainment Corp. 2023 Performance Incentive Plan (the “2023 Plan”) does not provide for any automatic increases in the number of shares available for issuance under the 2023 Plan.

Process for Determining Executive Compensation

Role of the Compensation Committee

The Company’s executive compensation program is administered by the Compensation Committee, which operates pursuant to a written charter. The Compensation Committee, working with management, determines and implements the Company’s executive compensation philosophy, structure, policies and programs, and administers the Company’s compensation and benefit plans. The Compensation Committee is ultimately responsible for determining the compensation arrangements for the Company’s executive officers and reports to the Board on all compensation matters regarding our executives and other key salaried employees.

Role of Management

The Compensation Committee reviews information provided by management in order to help align the design and operation of the executive compensation program with the Company’s business strategies and objectives. At various times during fiscal 2024, the Company’s Chief Executive Officer and other executives attended relevant portions of Compensation Committee meetings in order to provide information and answer questions regarding the Company’s strategic objectives and financial performance that was relevant to the Compensation Committee’s decisions. Generally, the Company’s Chief Executive Officer makes recommendations to the Compensation Committee with respect to terms of employment for other executive officers (other than himself and the Vice Chair), taking into account competitive market information, the Company’s compensation strategy, his qualitative assessment of the particular executive’s individual performance, and the experience level of the particular executive. The Compensation Committee discusses these recommendations with the Company’s Chief Executive Officer and either approves or modifies them in its discretion. The Compensation Committee is solely responsible for determining the compensation of the Company’s Chief Executive Officer and the Company’s Vice Chair. None of the Named Executive Officers are members of the Compensation Committee or otherwise have any role in determining their own compensation.

Role of Compensation Consultant

The Compensation Committee retains the services of an outside compensation consultant to assist in its review and determination of the Company’s executive compensation program. Throughout fiscal 2024, the Compensation Committee engaged Pay Governance as its independent compensation consultant. Pay Governance assists the committee in the development and evaluation of the Company’s executive compensation program, policies and practices, and its determination of executive compensation, and provides advice to the Compensation Committee on other matters related to its responsibilities. Pay Governance reports directly to the Compensation Committee and the Compensation Committee has the sole authority to retain and terminate the consultant, and to review and approve the consultant’s fees and other retention terms.

Consultant Independence

During fiscal 2024, Pay Governance did not perform work for the Company other than pursuant to its engagement by the Compensation Committee. The Compensation Committee has assessed the independence of Pay Governance and concluded that its engagement of Pay Governance does not raise any conflict of interest with the Company or any of its directors or executive officers.

Peer Group Analysis

The Compensation Committee utilizes a peer group to make comparisons of its executives’ compensation with that of similarly situated executives with other companies in order to help ensure that the Company’s compensation packages are competitive with the broader market and aligned with shareholder interests. The peer group is generally comprised of companies focused on film production, television programming, digital content creation and live entertainment, which the Compensation Committee considers to be similar to the Company in terms of revenue, market capitalization, and business focus.

In fiscal 2023, the Compensation Committee retained Pay Governance to update the Company’s peer group. Pay Governance noted that the Company competes in a talent market where traditional scope markers such as revenue size and market capitalization are not as relevant as they might be in a typical industrial or general industry company. For instance, many traditional film and television production companies have gradually consolidated over the past decade into a small group of major diversified public entertainment companies, smaller independent studios are private or divisions of non-U.S. based companies, new streaming or digital competitors have experienced rapid growth or are also divisions of much larger public companies, and compensation data for executives running larger studios at competitors are typically not publicly disclosed. Accordingly, Pay Governance developed a broader universe of potential peers by reviewing companies within a specified range of the Company’s revenue (e.g., $850 million to $13.5 billion, or approximately 0.25 to 4 times revenue at such time) and market capitalization (e.g., $700 million to $15 billion, or approximately 0.25 to 5 times market capitalization at such time), considering peers in adjacent or similar entertainment content creation/distribution industries, reviewing companies utilized by certain shareholder service firms in their reports on the Company from the previous fiscal year, identifying “peer to peer” companies (i.e., those used by multiple Company peers but not currently used by the Company), and noting “reverse peer” companies (i.e., those disclosing the Company as a peer).

Based on its review, Pay Governance recommended, and the Compensation Committee selected the following peer group, which it utilized for fiscal 2024, and was the same as the peer group used for fiscal 2023:

Peer Group
AMC Networks Inc.	Madison Square Garden Entertainment Corp.
Electronic Arts Inc.	Nexstar Media Group, Inc.
Fox Corporation	Sirius XM Holdings Inc.
Hasbro, Inc.	Take-Two Interactive Software, Inc.
Live Nation Entertainment, Inc.	World Wrestling Entertainment, Inc.

Pay Governance also recommended that the Company continue to utilize industry survey data (such as the Willis Towers Watson Entertainment Industry Survey) to provide compensation data for entertainment-industry specific roles that may not be reflected within the Company’s peer group. The participants in this survey include the following:

Entertainment Industry Group
ABC	Paramount/Showtime
Amazon Studios	Sony Pictures Entertainment
AMC Networks	The CW
CBS	Viacom Media Networks
NBCUniversal	Walt Disney Studios
Netflix	Warner Bros. Discovery

The Compensation Committee determined that it would be appropriate to consider this survey data for executive positions, in addition to the peer group data, as companies in these surveys reflect critical competitors for talent. In using this survey data, the Compensation Committee does not focus on any particular companies in the survey (other than the Company’s peer group listed above). In this Compensation Discussion and Analysis, the term “market” as used for comparison purposes generally refers to the Company’s peer group and the survey data described above.

Use of Market Data

Utilizing peer group and industry survey market data, the Compensation Committee evaluates the amount and proportions of base salary, annual incentive pay, and long-term compensation, including target total direct compensation (defined as base salary, target annual bonus, and the grant date fair value of equity awards granted to the executive during the fiscal year) for a select executive officers, including the Named Executive Officers, relative to the compensation of similarly situated executives with these companies.

While this data serves as informative background for compensation decisions, the Committee doesn’t strictly benchmark compensation against any particular level relative to the Company’s peer group. Except as otherwise noted in this Compensation Discussion and Analysis, decisions by the Compensation Committee are qualitative, reflecting the Compensation Committee’s business judgment, which is informed by analysis of the members of the Compensation Committee including input from, and data provided by, Pay Governance. The Compensation Committee believes that the compensation opportunities provided to the Named Executive Officers are appropriate in light of competitive considerations, and will modify its programs as appropriate based on ongoing industry trends and the Company’s competitive landscape.

Employment Agreements

We have entered into employment agreements with each of the Named Executive Officers. The terms of each employment agreement are described below under Description of Employment Agreements. We believe that it is in the best interests of the Company to enter into multiyear employment agreements with the Named Executive Officers as such multiyear agreements are typical in the Company’s industry and assist in retention and recruiting efforts, foster long-term retention, and promote stability among the management team, while still allowing the Compensation Committee to exercise considerable discretion in designing incentive compensation programs and rewarding performance.

In fiscal 2023, the Compensation Committee engaged Pay Governance to assist the committee in structuring and analyzing terms for a new employment agreement with Mr. Barge. The Company proposed an increase to his base salary and target bonus, and the grant of annual long-term equity awards, as described below. Pay Governance provided an analysis of the proposed compensation structure for Mr. Barge utilizing compensation levels for chief financial officers in the Company’s peer group. Pay Governance concluded that Mr. Barge’s proposed annualized target total direct compensation was slightly above the 75th percentile of the Company’s peer group.

Accordingly, in March 2024, the Company entered into a new employment agreement with Mr. Barge to continue to serve as the Company’s Chief Financial Officer for a term ending August 1, 2026. The base salary increase, target bonus increase and annual equity awards (including the grant date value, types of awards and vesting provisions) provided in the agreement were established by the Compensation Committee based on its qualitative assessment of Mr. Barge’s performance, negotiations with Mr. Barge, and taking into account market data provided by Pay Governance. The agreement generally provides that Mr. Barge’s long-term incentive awards under his new agreement (consisting of annual equity awards to be granted during the three-year term of the agreement) would be granted 66% in the form of restricted share units (one-half of which would be subject to time-based vesting and one-half of which would be subject to performance-based vesting) and 34% in the form of stock options (with an exercise price equal to the fair market value on the date of grant), although the Compensation Committee has discretion to change this structure each year. Each of the performance-based awards would vest as to one-third of the shares subject to such award on each of the first, second and third anniversaries of the applicable grant date, subject to the achievement of performance criteria approved by the Compensation Committee in consultation with Mr. Feltheimer for the 12-month period ending on the applicable vesting date. Additionally, the incentive awards provide a long-term retention incentive by vesting equally over the first three anniversaries of the grant date. For more information on this agreement, see the Description of Employment Agreements and Potential Payments Upon Termination or Change in Control sections below.

Compensation Components

The Company’s executive compensation program is generally based on three principal components:

(1)	Base salary;

(2)	Annual incentive bonuses; and

(3)	Long-term incentive awards that are subject to time-based and/or performance-based vesting.

The Company also provides certain perquisites and personal benefits to the Named Executive Officers pursuant to their employment agreements, and severance benefits if the Named Executive Officer’s employment terminates under certain circumstances. In structuring executive compensation packages, the Compensation Committee considers how each component of compensation promotes retention and/or motivates performance by the executive.

Base Salary

We provide our executive officers and employees with an annual base salary as a component of fixed compensation. This approach is designed to attract and retain highly qualified executives by ensuring certain predictable compensation levels that reward their continued service. Annual base salaries are established when we hire or otherwise enter into an employment agreement with executives, taking into account market data, peer group and entertainment industry compensation benchmarks, internal assessments of individual and comparative compensation levels, and the executive’s individual performance. Our strategy typically involves setting base salaries below industry peers’ levels, with a focus on performance-based incentives and stock-based compensation comprising the majority of total compensation.

We provide our executive officers and other employees with an annual base salary as a component of compensation that is fixed. We believe that in order to attract and retain highly qualified executives, we need to provide them with certain predictable compensation levels that reward their continued service. Annual base salaries are established when we hire or otherwise enter into an employment agreement with executives. In determining base salary, the Compensation Committee primarily considers market data and compensation levels of executive officers of companies in the Company’s peer group and entertainment industry group, an internal review of the executive’s compensation (both individually and relative to other executive officers), and the executive’s individual performance. Our practice has been to establish base salaries that are generally lower than the salaries of comparable positions at the Company’s peer group, with the significant majority of the executive’s compensation being performance-based and/or tied to the value of our shares.

The Named Executive Officers’ current base salaries are set forth below under Description of Employment Agreements. The Compensation Committee believes that the base salary levels of each of the Named Executive Officers are reasonable in view of the Compensation Committee’s assessment of the Company’s peer group data for similar positions and the committee’s assessment of the Company’s overall performance and contribution of those officers to that performance.

Annual Incentive Bonuses

Annual incentive bonuses aim to incentivize our executive officers to achieve annual financial, operational and individual performance goals and focus on promotion of and contribution to achievement of the Company’s business strategy. Employment agreements with Named Executive Officers typically provide for a target annual incentive bonus amount, with the amount awarded each year determined at the Compensation Committee’s discretion, taking into account the recommendation of the Company’s Chief Executive Officer (other than for himself and the Vice Chair), based on performance criteria established by the Compensation Committee.

Payouts for annual incentive awards are determined by using three equally weighted measures: corporate performance (1/3), divisional performance (1/3) and individual performance (1/3). Corporate performance measures the Company’s overall financial and operational performance, including key performance indicators closely tied to the Company’s strategic objectives and long-term success. Divisional performance evaluates each division’s financial performance, operational efficiency, and achievement of division-specific goals and targets that are aligned with the Company’s overall strategic direction. Individual performance assesses employees’ contributions, considering various factors such as job responsibilities, individual goals and targets, leadership skills, and contributions to the team and the Company.

An executive’s overall performance score is then derived from the average of the three performance measures. The annual incentive bonus amount is then calculated by multiplying the average performance score by each executive’s target annual incentive bonus amount. Given the broad responsibilities of the Named Executive Officers, the Compensation Committee evaluates their divisional performance based on overall company performance rather than focusing on any particular division.

Annual incentive bonus target amounts for each of the Named Executive Officers are set as a dollar amount or percentage of base salary, as set forth in their employment agreements. Mr. Burns’ 2024 annual incentive bonus target amount is set at 100% of Mr. Burns’ annual bonus amount awarded for fiscal 2023 instead of the amount set in his employment agreement.

Name	Fiscal 2024 Target Bonus
Jon Feltheimer	$7,000,000
Michael Burns	$5,500,000
James W. Barge	$3,000,000
Brian Goldsmith	$1,250,000
Bruce Tobey	$750,000

Retaining Discretion in Awarding Annual Incentive Bonuses

The Compensation Committee exercises certain discretion in determining payouts for annual incentive bonuses, particularly regarding the individual performance measure, and does not apply fixed ratios or formulas, or rely solely on market data or quantitative measures. Instead, the Compensation Committee may consider a range of factors including market data, Company performance and budgetary considerations, the executive’s role within the Company, historical performance, expectations for future performance, experience, any recent or anticipated changes in their responsibilities, internal pay equity, retention incentives for succession planning, and other relevant factors deemed appropriate by the Compensation Committee.

The Compensation Committee believes that it is important to retain this discretion for the following reasons:

•	Strategic, accretive transactions and other content acquisitions that are expected to positively affect future financial results may not be reflected in near-term corporate performance.

•

Investments in new businesses or increased investment in current lines of business may further generate significant long-term shareholder value, but may not be immediately reflected in near-term corporate performance.

•

Discretion allows the Compensation Committee to exclude or mitigate the impact of external events beyond management’s control, such as unplanned acquisitions and divestitures, unplanned programming or new business investment, corporate transactions, legal expenses or unforeseen events that were not accounted for at the beginning of the fiscal year.

Additionally, the Compensation Committee believes that this approach promotes a balanced and holistic evaluation of employees’ performance, and encourages them to play an active role in the Company’s overall success while also acknowledging their individual accomplishments. This approach cultivates a performance-oriented culture and underscores the Company’s dedication to performance-based compensation principles.

Fiscal 2024 Financial Performance

The Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Company expects to complete its review in the first quarter of fiscal 2025.

Fiscal 2024 Operating Performance

The Company has not yet completed its review of operational performance for the 2024 fiscal year. The Company expects to complete its review in the first quarter of fiscal 2025.

Fiscal 2024 Annual Incentive Bonuses

The Company has not yet completed its review of financial and operational performance for the 2024 fiscal year. Accordingly, the Compensation Committee has not yet determined what percentage to award to each executive for the corporate, divisional or individual performance measures for fiscal 2024 annual incentive bonuses, and thus has not yet determined 2024 annual incentive bonuses for the Named Executive Officers. The Company expects to complete its review of financial and operational performance for fiscal 2024 in the first quarter of fiscal 2025, and the Compensation Committee expects to determine annual bonus for the Named Executive Officers in the first quarter of fiscal 2025, following such review.

Long-term Incentive Awards

The Company believes that providing a meaningful equity stake in our business is essential to ensure competitive compensation opportunities. Moreover, the Company believes that providing compensation in the form of equity awards aligns executives’ incentives with shareholders’ interests, fostering long-term superior performance. Therefore, we have historically made grants of restricted share units, stock options and/or SARs to incentivize our executives in driving shareholder value. The Compensation Committee bases its award grants to executives on a number of factors, including:

•	The executive’s role within the Company and overall compensation package;

•	The executive’s performance in fulfilling individual responsibilities;

•	Comparative analysis of equity participation among executives at peer group companies; and

•	The executive’s contribution to the Company’s financial success.

Equity Award Grant Practices

Equity award grants to the Named Executive Officers are set forth in their employment agreements, which generally provide terms for annual grants to be made over the agreement’s term. These grants are strategically designed to provide incentives throughout the agreement’s duration and to incentivize performance throughout the agreement’s term. The Compensation Committee then assesses the award terms in the employment agreements each year and makes a final determination as to the terms of the annual equity awards to be granted to the Named Executive Officers for that year.

The Compensation Committee’s practice has been to grant the annual equity awards at its first meeting after July 1 each year, which meeting is usually scheduled well in advance. Additionally, the Company may, from time-to-time, grant equity-based awards to executive officers and other employees as part of annual bonuses, in connection with new-hires or promotions, or in other special circumstances, and retains discretion to grant equity awards from time-to-time when and as the Compensation Committee may determine to be appropriate. The release of material non-public information is not taken into account in determining the timing and terms of equity award grants, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

The Company’s equity incentive awards as described below are generally made with respect to Class B non-voting shares. However, the Compensation Committee has discretion to provide that awards granted under stock incentive plans may be made with respect to the Class A voting shares rather than Class B non-voting shares.

Restricted Share Units

The Company grants long-term incentive awards to the Named Executive Officers in the form of restricted share units that may be subject to time-based and performance-based vesting requirements. Awards generally relate to Class B non-voting shares, with each unit that vests being payable in Class B non-voting shares (although awards may also be structured to be payable in cash based on the value of the underlying shares). Awards of time-based restricted share units vest over a period of several years following the date of grant. Thus, the units are designed both to link executives’ interests with those of the Company’s shareholders (as the units’ value is based on the value of Class B non-voting shares) and to provide a long-term retention incentive for the vesting period, as they generally have value regardless of share price volatility.

Awards of performance-based restricted share units also cover multiple years, with a percentage of the units subject to the award becoming eligible to vest each year based on the Company’s and the individual’s performance during that year relative to performance goals reviewed by the Compensation Committee. Before any performance-based restricted share unit is paid, the Compensation Committee must certify that the performance target(s) have been satisfied. The Compensation Committee has discretion to determine the performance target(s) and any other restrictions or other limitations of performance-based restricted share units and may reserve discretion to reduce payments below maximum award limits. Thus, the performance units are designed both to motivate executives to maximize the Company’s performance each year and to provide a long-term retention incentive for the entire period covered by the award.

Stock Options	A stock option is the right to purchase shares at a future date at a specified price per share. The Company grants stock options to the Named Executive Officers with an exercise price that is equal to (i) the closing price of a Class B non-voting share on the date of grant, and (ii) in certain cases, as a percentage premium to the closing price of a Class B non-voting share on the date of grant. Thus, the Named Executive Officers will realize value on their stock options only if the Company’s shareholders realize value on their shares and, for that reason, the Compensation Committee considers all options to be performance-based awards. The stock options function as a retention incentive for the Company’s executives as the executive generally must remain employed through the vesting period. The maximum term of a stock option is 10 years from the date of grant.

Share Appreciation Rights	A share appreciation right (or SAR) is the right to receive payment of an amount equal to the excess of the fair market value of a Class B non-voting share on the date of exercise of the SAR over the base price of the SAR. The Company has made a portion of its long-term incentive awards to the Named Executive Officers in the form of SARs. Upon exercise of a SAR, the holder receives a payment in cash or shares with a value equal to the excess, if any, of the fair market value of a Class B non-voting share on the date of exercise of the SAR over the base price of the SAR. Because the base price of the SAR is not less than the closing price of a Class B non-voting share on the grant date, SARs provide the same incentives as stock options because the holder will realize value on their SARs only if the Company’s share price increases after the date of grant. Thus, similar to stock options, SARs are considered by the Compensation Committee to be performance-based awards. The SARs function as a retention incentive for the Company’s executives as the executive generally must remain employed through the vesting period. The maximum term of a SAR is 10 years from the date of grant.

Granting of Equity Awards in Fiscal 2024

The following equity awards were granted to the Named Executive Officers in fiscal 2024.

These awards consist of (i) annual grants made to Messrs. Feltheimer, Burns, Barge, Goldsmith and Tobey pursuant to their employment agreements and (ii) a one-time grant made to Mr. Tobey. In addition, these awards consist of a portion of certain performance-based awards approved by the Compensation Committee prior to fiscal 2024 that became eligible to vest during fiscal 2024. In the case of these performance-based awards, the award (or a portion thereof) is treated as granted for accounting purposes on the date on which the Compensation Committee determines whether the applicable performance requirements have been met, and the discussion below relates to the vesting tranches of these awards allocated to fiscal 2024 (including the number of shares awarded by the Compensation Committee based on performance during fiscal 2024) that were allocated to a performance period that ended during fiscal 2024. For more information on these awards, please see the executive compensation tables and narratives that follow this Compensation Discussion and Analysis.

•

In May 2023, the Compensation Committee determined the vesting of a tranche of an award of performance-based SARs granted to Mr. Barge in September 2019 that was eligible to vest during fiscal 2023. This tranche covered 211,842 SARs with respect to Class B non-voting shares that were eligible to vest based on the Compensation Committee’s assessment of the Company’s and Mr. Barge’s performance during the 12-month period covered by that tranche. For these purposes, the Compensation Committee reviewed the Company’s corporate performance discussed in the Company’s 2023 proxy statement, and reflected in the Company’s Quarterly Reports on Form 10-Q, and also acknowledged the contributions of Mr. Barge cited in the Company’s 2023 proxy statement. Accordingly, based on its review, the Compensation Committee approved the vesting of 100% of the performance-based SARs that were subject to this vesting tranche.

•

In June 2023, effective July 3, 2023, the Compensation Committee approved annual grants of restricted share units for fiscal 2024 (one-half of which would be subject to time-based vesting and one-half of which would be subject to performance-based vesting) to each of the Named Executive Officers. Each of these grants is scheduled to vest over a three-year period. The number of shares subject to the time-based grants are shown in the Grants of Plan-Based Awards Table below. As noted above, the performance-based awards are not treated as granted for accounting purposes until the Compensation Committee determines whether the applicable performance requirements have been met, and accordingly, the annual grants made in fiscal 2024 that are subject to performance-based vesting are not reflected in the table.

•

In June 2023, the Compensation Committee determined the vesting of a tranche of awards of performance-based restricted share units granted to Messrs. Feltheimer, Barge and Goldsmith in July 2022, that were eligible to vest during fiscal 2024. The tranches covered 96,811, 60,507 and 56,473 restricted share units, respectively with respect to Class B non-voting shares, that were eligible to vest based on the Compensation Committee’s assessment of the Company’s and the executive’s performance during the 12-month period covered by the tranche. For these purposes, the Compensation Committee reviewed the Company’s corporate performance reflected in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 and the contributions of Messrs. Feltheimer, Barge and Goldsmith cited in the Company’s 2023 proxy statement. Accordingly, based on its review, the Compensation Committee approved the vesting of 100% of the performance-based restricted share units that were subject to these vesting tranches, and these tranches are considered granted for accounting purposes upon the date of the Compensation Committee’s determination and are reported in the compensation tables below. However, these tranches of performance-based restricted share units do not vest unless a VWAP Goal (as defined below) is achieved on or before the earlier of (i) the third anniversary of the award date or (ii) the date of termination of the executive’s employment or service with the Company or any of its subsidiaries for any reason. The “VWAP Goal” shall be considered achieved on the date on which the volume weighted average of the closing prices of Class B non-voting shares over a period of twenty (20) consecutive trading days ending on such date is equal to or greater than $14.61, in each case in regular trading on the New York Stock Exchange. The VWAP Goal (if not previously achieved) is deemed to have been achieved in full upon any change in control of the Company, or any other extraordinary transaction (including, but not limited to, a full or partial spin-off, split-off, issuance of a tracking stock or other transaction by the Company or its subsidiaries). The VWAP Goal has not yet been achieved and these tranches have not yet vested.

•

In June 2023, the Compensation Committee determined the vesting of (i) a tranche covering 90,703 shares of an award of performance-based restricted share units granted to Mr. Barge in July 2020 and (ii) a tranche covering 42,779 shares of an award of performance-based restricted share units granted to Mr. Barge in July 2021, in each case, that were eligible to vest during fiscal 2024 based on the Compensation Committee’s assessment of the Company’s and Mr. Barge’s performance during the 12-month period covered by that tranche. For these purposes, the Compensation Committee reviewed the Company’s corporate performance reflected in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 and the contributions of Mr. Barge cited in the Company’s 2023 proxy statement. Accordingly, based on its review, the Compensation Committee approved the vesting of 100% of the performance- based restricted share units that were subject to these vesting tranches.

•

In June 2023, the Compensation Committee determined the vesting of (i) a tranche covering 79,365 shares of an award of performance-based restricted share units granted to Mr. Goldsmith in July 2020 and (ii) a tranche covering 39,927 shares of an award of performance-based restricted share units granted to Mr. Goldsmith in July 2021, in each case, that were eligible to vest during fiscal 2024 based on the Compensation Committee’s assessment of the Company’s and Mr. Goldsmith’s performance during the 12-month period covered by that tranche. For these purposes, the Compensation Committee reviewed the Company’s corporate performance reflected in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023, and the contributions of Mr. Goldsmith cited in the Company’s 2023 proxy statement. Accordingly, based on its review, the Compensation Committee approved the vesting of 100% of the performance-based restricted share units and the performance-based stock options that were subject to these vesting tranches.

•	In July 2023, the Compensation Committee approved the grant of 12,165 time-based restricted share units to Mr. Tobey. The grant is scheduled to vest in July 2024.

Severance and Other Benefits upon Termination of Employment

The Company provides severance protections for the Named Executive Officers under their respective employment agreements. The Compensation Committee determines the level of severance benefits on a case-by-case basis, and, in general, considers them an important part of an executive’s compensation, consistent with competitive practices and, particularly in the context of a change in control transaction, playing a valuable role in attracting and retaining key executive officers.

As described in more detail under Potential Payments Upon Termination or Change in Control below, the Named Executive Officers would be entitled to severance benefits under their employment agreements in the event of a termination of employment by the Company “without cause” or, in certain cases, for “good reason,” as such terms are defined in the executive’s employment agreement. The Company has determined that it is appropriate to provide these executives with severance benefits under these circumstances in light of their positions with the Company and as part of their overall compensation package. The cash severance benefits for these executives are generally determined, in the case of Messrs. Feltheimer and Burns, based on their base salary through the remainder of the term covered by their employment agreement and, in the case of the other Named Executive Officers, the greater of 50% of their base salary through the remainder of the term covered by their employment agreement or their base salary for a specified number of months following termination.

The Company also believes that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executive officers to remain employed with the Company during an important time when their prospects for continued employment following the transaction are often uncertain, we provide certain Named Executive Officers with enhanced severance benefits if their employment is terminated by the Company “without cause” or, in certain cases, by the executive for “good reason” in connection with a change in control. We believe that such enhanced severance benefits the Company and the shareholders by incentivizing the executives to be receptive to potential transactions that are in the best interest of shareholders even if the executives face great personal uncertainty in the change in control context. The cash severance benefits for these executives are generally determined based on their base salary through the remainder of the term covered by their employment agreement (or, if greater, a specified amount in the case of Messrs. Feltheimer and Burns or a specified number of months of base salary following termination in the case of the other Named Executive Officers). In addition, the Company believes it is appropriate to provide these benefits to certain Named Executive Officers (other than Messrs. Feltheimer and Burns) if their employment is terminated in circumstances described above following a change in the senior management of the Company as specified in their respective employment agreements.

As noted above, we do not provide any benefits to the Named Executive Officers that would be payable solely because a change in control occurs or any right to receive a gross-up payment for any parachute payment taxes that may be imposed in connection with a change in control.

See Potential Payments Upon Termination or Change in Control below for more information on the severance benefits provided under the Named Executive Officers’ employment agreements.

Perquisites and Other Benefits

We provide certain Named Executive Officers with limited perquisites and other personal benefits, such as life insurance policy contributions and club membership dues that the Compensation Committee believes are reasonable and consistent with our overall compensation program, to better enable us to attract and retain superior employees for key positions. Additionally, we own an interest in an aircraft through a fractional ownership program for use, from time to time, for film promotion and other corporate purposes. As we maintain this interest for business purposes, we believe that it is reasonable to afford limited personal use of the aircraft consistent with regulations of the Internal Revenue Service, the SEC and the Federal Aviation Administration. Messrs. Feltheimer and Burns reimburse the Company for a portion of the costs incurred for their limited personal use of the aircraft. All of these perquisites are reflected in the All Other Compensation column of the Summary Compensation Table and the accompanying footnotes below.

We have also adopted a nonqualified deferred compensation plan to allow the Named Executive Officers and certain other key employees the opportunity to defer a portion of their compensation without regard to the tax code limitations applicable to tax-qualified plans. The deferred compensation plan is intended to promote retention by providing participants with an opportunity to save for retirement in a tax-efficient manner. Please see the Non-Qualified Deferred Compensation section below for a description of the plan.

Clawback Policy

In accordance with SEC and NYSE requirements, the Compensation Committee has adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.

Policy with Respect to Section 162(m)

U.S. federal income tax law generally prohibits a publicly held company from deducting compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. Certain awards granted before November 2, 2017, that were based upon attaining pre-established performance measures that were set by the Compensation Committee under a plan approved by the Company’s shareholders, as well as amounts payable to former executives pursuant to a written binding contract that was in effect on November 2, 2017, may qualify for an exception to the $1 million deductibility limit. As one of the factors in its consideration of compensation matters, the Compensation Committee notes this deductibility limitation. However, the Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of the Company and its shareholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible.

COMPANY’S COMPENSATION POLICIES AND RISK MANAGEMENT

The Compensation Committee has reviewed the design and operation of the Company’s current compensation structures and policies as they pertain to risk and has determined that the Company’s compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2024, the Compensation Committee consisted of Messrs. Simm (Chair), Fries, Rachesky, Sloan and Ms. McCaw. No member who served on the Compensation Committee at any time during fiscal 2024 is or has been a former or current executive officer of the Company, or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during fiscal 2024.

EXECUTIVE COMPENSATION INFORMATION

Summary Compensation Table

The Summary Compensation Table below quantifies the value of the different forms of compensation earned by or awarded to the Named Executive Officers for fiscals 2024, 2023 and 2022. The primary elements of each Named Executive Officer’s total compensation reported in the table are base salary, an annual bonus and long-term equity incentives. The Named Executive Officers also received the other benefits listed in column (i) of the Summary Compensation Table, as further described in footnote 3 to the table.

The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Grants of Plan-Based Awards table and the accompanying description of the material terms of equity awards granted in fiscal 2024 provide information regarding the long-term equity incentives awarded to the Named Executive Officers in fiscal 2024. The Outstanding Equity Awards at Fiscal 2024 Year-End and Option Exercises and Stock Vested tables provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards. The Pay Versus Performance table reflects certain information regarding compensation actually paid to the Named Executive Officers, as defined by Item 402(v) of the SEC’s Regulation S-K, and certain measures of our financial performance for the past four fiscal years.

Summary Compensation — Fiscals 2024, 2023 and 2022

Name and Principal Position(a)	Fiscal Year(b)	Salary ($)(c)	Bonus ($)(1) (d)		Stock Awards ($)(2) (e)		Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(1) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(3) (i)	Total ($) (j)
Jon Feltheimer	2024	$1,500,000	$	*	$5,427,902		$0	$0	$0	$286,046	$	*
Chief Executive Officer	2023	$1,500,000		$10,000,000	$9,750,004	**	$0	$0	$0	$278,405		$21,528,409
	2022	$1,500,000		$2,800,000	$1,000,003		$0	$0	$0	$285,409		$5,585,412

Michael Burns	2024	$1,000,000	$	*	$1,749,999		$0	$0	$0	$86,643	$	*
Vice Chair	2023	$1,000,000		$5,500,000	$3,500,005	**	$0	$0	$0	$98,975		$10,098,980
	2022	$1,000,000		$2,000,000	$1,344,000		$0	$0	$0	$62,289		$4,406,289
James W. Barge	2024	$1,166,667	$	*	$3,033,711		$911,481	$0	$0	$15,236	$	*
Chief Financial	2023	$1,000,000		$3,000,000	$5,965,724	**	$891,066	$0	$0	$14,285		$10,871,075
Officer	2022	$1,000,000		$800,000	$3,200,174		$1,437,120	$0	$0	$13,486		$6,450,780
Brian Goldsmith	2024	$1,250,000	$	*	$3,019,557		$0	$0	$0	$14,122	$	*
Chief Operating	2023	$1,125,000		$1,625,000	$3,648,468	**	$184,629	$0	$0	$18,802		$6,601,899
Officer	2022	$1,000,000		$375,000	$3,483,617		$568,463	$0	$0	$14,034		$5,441,114

Bruce Tobey	2024	$1,000,000	$	*	$599,996		$0	$0	$0	$25,015	$	*
Executive Vice	2023	$19,231		$0	$249,999		$0	$0	$0	$0		$269,230
President and General Counsel

*

As noted above, the Compensation Committee has not yet determined the 2024 annual incentive bonuses for the Named Executive Officers, as the Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Company expects that such determination will be made in the first quarter of fiscal 2025 and will provide an updated Summary Compensation Table following such determination.

**

As explained in note (1) below, these amounts include the value of equity awards granted early in fiscal 2023 as a portion of the executive’s fiscal 2022 annual incentive bonus as follows: for Mr. Feltheimer, $7,200,002 in stock awards; for Mr. Burns, $3,500,005 in stock awards; for Mr. Barge, $3,199,998 in stock awards; and for Mr. Goldsmith, $900,003 in stock awards. Accordingly, the total amount in column (j) for fiscal 2023 is much greater than the total amount for fiscal 2022 as fiscal 2023 reflects both a substantial portion of the value of executive’s fiscal 2022 annual incentive bonus granted in equity in fiscal 2023 and the executive’s entire fiscal 2023 annual incentive bonus paid in cash in fiscal 2024.

(1)

In accordance with SEC rules, any portion of a Named Executive Officer’s annual bonus that the Compensation Committee determined would be paid in the form of an equity award is reported in the Summary Compensation Table as compensation for the fiscal year in which the award was approved by the Compensation Committee (i.e., the year after the year in which the bonus was earned). For fiscal 2022 each Named Executive’s Officer’s bonus was awarded partly in cash and partly in the form of equity-based awards with a one-year vesting schedule. Accordingly, the cash portion of each bonus awarded for fiscal 2022 performance is reported in the “Bonus” column for fiscal 2022, and the grant date fair value of the equity awards granted to each executive as part of their fiscal 2022 bonus is reported as compensation for fiscal 2023. For fiscal 2023 each Named Executive’s Officer’s bonus was awarded in cash. As noted above, the Compensation Committee has not yet determined the 2024 annual incentive bonuses for the Named Executive Officers. The Company expects that such determination will be made in the first quarter of fiscal 2025 and will provide an updated Summary Compensation Table following such determination.
(2)

The amounts reported in columns (e) and (f) reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. The fair value of an option award is estimated on the date of grant using a closed-form option valuation model (Black-Scholes). The applicable assumptions used in the Black-Scholes option-pricing model for option awards granted during fiscal 2024 were as follows: risk-free interest rate of 4.01%, expected option life of 3.3 years, expected volatility for options of 46% and expected dividend-yield of 0%. The fair value of a stock award is determined based on the market value of the stock award on the date of grant. Under SEC rules, the entire grant date value of these awards is reported as compensation for the Named Executive Officer for the fiscal year in which the award was granted. As described in the Compensation Discussion and Analysis above under Long-Term Incentive Awards, the Compensation Committee has approved certain grants of restricted share units to Messrs. Feltheimer, Barge and Goldsmith that would vest based on such company and/or individual performance criteria determined by the Compensation Committee in consultation with Mr. Feltheimer for each of the 12-month performance periods covered by these awards (with a tranche of each award being allocated to each of the performance periods for that award). The grant date for accounting purposes for each portion of the award occurs at the end of the applicable performance period when it is determined whether the performance criteria applicable to that portion of the award have been met. Under SEC rules, the value of equity awards is reported as compensation for the fiscal year in which the grant date (as determined for accounting purposes) occurs. Accordingly, to the extent the Compensation Committee determined during a particular fiscal year the performance level achieved for a particular performance period under the award, the portion of the award that relates to that performance period is reported as compensation for the fiscal year in which the determination was made.

(3)	The following table outlines the amounts included in All Other Compensation in column (i) of the Summary Compensation Table for the Named Executive Officers in fiscal 2024:

Name	401(k) Contribution	Term Life Insurance Premiums(a)	Severance/ Retirement	Automobile Allowance	Miscellaneous(b)	Disability Benefits	Total
Jon Feltheimer	$13,200	$835	$0	$0	$270,994	$1,018	$286,046
Michael Burns	$13,200	$1,566	$0	$13,332	$57,527	$1,018	$86,643
James W. Barge	$13,200	$1,108	$0	$0	$0	$1,018	$15,236
Brian Goldsmith	$11,538	$1,566	$0	$0	$0	$1,018	$14,122
Bruce Tobey	$22,431	$1,566	$0	$0	$0	$1,018	$25,015

(a)

The Company is not the beneficiary of the life insurance policies, and the premiums that the Company pays are taxable as income to the applicable officer. This insurance is not split-dollar life insurance.

(b)

For Mr. Feltheimer, the amount in this column for fiscal 2024 includes $45,201 in club membership dues, $25,200 in security service costs, and $200,593 in incremental costs for the personal use of the company-leased aircraft (net of approximately $45,750 reimbursed to the Company by Mr. Feltheimer). For Mr. Burns, the amount in this column for fiscal 2024 includes $57,527 in incremental costs for the personal use of the company-leased aircraft (net of approximately $19,950 reimbursed to the Company by Mr. Burns). Personal use of the aircraft is valued using an incremental cost method that takes into account variable cost per flight hour, as well as other direct operating costs to the Company, including fuel costs, crew fees and travel expenses, trip-related repairs and maintenance, landing fees, and other direct operating costs. Incremental costs do not include certain fixed costs that do not change based on usage (e.g., maintenance not related to personal trips, flight crew salaries, and depreciation).

Description of Employment Agreements

We have entered into employment agreements with each of the Named Executive Officers. Key terms of these employment agreements are briefly described below. Provisions of these agreements relating to post-termination of employment benefits are discussed below under Potential Payments Upon Termination or Change in Control.

Jon Feltheimer	Employment Agreement:	August 12, 2022

	Title:	Chief Executive Officer

	Term Ending:	August 21, 2025

	Base Salary:	$1,500,000

	Bonus:	Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation Committee, with a target of $7,000,000; any portion that exceeds $1,500,000 for a particular year may be paid in the form of fully vested existing common stock.

	Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at the same level, as well as company-provided life and disability insurance coverage, reasonable club membership dues, and limited use of the Company’s private aircraft.

	Annual Equity Award (Fiscal 2024-2026):	Eligible to receive annual grants as to Class B non-voting shares each year from fiscal 2024 through fiscal 2026 with a grant date value of $6,000,000, each with a three-year vesting period and to consist of restricted share units and/or stock options (or SARs) as determined by the Compensation Committee.
Michael Burns	Employment Agreement:	December 18, 2020

	Title:	Vice Chair

	Term Ending:	October 30, 2024

	Base Salary:	$1,000,000

	Bonus:	Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation Committee, with a target of 75% of base salary. Any portion that exceeds $1,500,000 for a particular year may be paid in the form of either an award of existing common stock or a stock option to purchase existing common stock, as determined by the Compensation Committee (any such award to be fully vested on grant and the number of shares subject to such award to be determined based on the Company’s then-current share price and, in the case of a stock option, the assumptions then used to value stock options for purposes of the Company’s financial reporting).

	Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at the same level, as well as company-provided life and disability insurance coverage, and limited use of the Company’s private aircraft.

	Equity Award:	Received an award in December 2020 of performance-based SARs with respect to 1,500,000 of Class B non-voting shares at a per-share exercise price of $8.51, which vested in equal amounts on December 18, 2021, December 18, 2022, and December 18, 2023; provided, however, that no portion of the SARs would have vested or been exercisable prior to the date on which the volume-weighted average of the closing prices of Class B non-voting shares over a period of 30 consecutive trading days ending on or before December 18, 2023, was greater than or equal to $17.02 (the “VWAP Performance Goal”). The VWAP Performance Goal was met on June 25, 2021.

James W. Barge	Employment Agreement:	As of August 1, 2023

	Title:	Chief Financial Officer

	Term Ending:	July 31, 2026

	Base Salary:	$1,250,000

	Bonus:	Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation Committee in consultation with the Company’s Chief Executive Officer, with a target amount two hundred forty percent (240%) of his base salary.

	Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at the same level.

	Annual Equity Awards:	Eligible to receive annual grants as to Class B non-voting shares each year from fiscal 2024 through fiscal 2026 with a grant date value of $3,750,000, each with a three-year vesting period and to consist of restricted stock units and/or options (or SARs) as determined by the Compensation Committee.
	Consulting Agreement:	Effective as of August 1, 2026, a one-year consulting agreement for finance consulting services to the Company for the monthly rate of $41,666.67.

Brian Goldsmith	Employment Agreement:	October 1, 2020

	Title:	Chief Operating Officer

	Term Ending:	September 30, 2025

	Base Salary:	$1,250,000

	Bonus:	Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation Committee in consultation with the Company’s Chief Executive Officer, with a target of 100% of base salary.

	Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at the same level.

	Annual Equity Awards:	Eligible to receive annual grants as to Class B non-voting shares each year from fiscal 2024 through fiscal 2026 with a grant date value of $3,500,000, each with a three-year vesting period and to consist of restricted share units and/ or stock options (or SARs) as determined by the Compensation Committee.

Bruce Tobey	Employment Agreement:	March 27, 2023

	Title:	Executive Vice President and General Counsel

	Term Ending:	March 26, 2026

	Base Salary:	$1,000,000

	Bonus:	Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation Committee in consultation with the Company’s Chief Executive Officer, with a target of 75% of base salary.

Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at the same level.

Annual Equity Awards:	Eligible to receive annual grants as to Class B non-voting shares each year for fiscal 2024 through fiscal 2026 with a grant date value of $1,000,000, each with a three-year vesting period and to consist of restricted share units and/or stock options (or SARs) as determined by the Compensation Committee.

Equity Award:	Received grant in March 2023 as to Class B non-voting shares of 26,511 time-vesting restricted share units, with a three-year vesting period.

Grants of Plan-Based Awards

The following table presents information regarding the incentive awards granted to the Named Executive Officers during fiscal 2024. Each of the equity-based awards was granted under the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (the “2019 Plan”), which was succeeded by the 2023 Plan and approved by our shareholders. Detailed information on each equity award is presented in the narrative that follows the table.

Grants of Plan-Based Awards — Fiscal 2024

Name(a)	Grant Date(b)*	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All Other Stock Awards: Numbers of Shares of Stock or Units (#)(i)	All Other Options Awards: Number of Securities Underlying Options (#)(j)	Exercise or Base Price of Option Awards ($/sh)(k)	Grant Date Fair Value of Stock and Option Awards ($)(1)(l)
		Threshold ($)(c)	Target ($)(d)	Maximum ($)(e)	Threshold (#)(f)	Target (#)(g)	Maximum (#)(h)
Jon Feltheimer	6/29/2023	—	—	—	—	96,811	—	—	—	—	$427,905
	7/3/2023	—	—	—	—	—	—	599,520	—	—	$4,999,997
Michael Burns	7/3/2023	—	—	—	—	—	—	209,832	—	—	$1,749,999
James W. Barge	5/15/2023	—	—	—	—	211,842	—	—	—	$8.66	$911,481
	6/29/2023	—	—	—	—	60,507	—	—	—	—	$267,441
	6/29/2023	—	—	—	—	90,703	—	—	—	—	$775,511
	6/29/2023	—	—	—	—	42,779	—	—	—	—	$365,760
	7/3/2023	—	—	—	—	—	—	194,844	—	—	$1,624,999
Brian Goldsmith	6/29/2023	—	—	—	—	56,473	—	—	—	—	$249,611
	6/29/2023	—	—	—	—	79,365	—	—	—	—	$678,571
	6/29/2023	—	—	—	—	39,927	—	—	—	—	$341,376
	7/3/2023	—	—	—	—		—	209,832	—	—	$1,749,999
Bruce Tobey	7/3/2023	—	—	—	—	—	—	59,952	—	—	$500,000
	7/6/2023	—	—	—	—	—	—	12,165	—	—	$99,996

*	These awards were granted with respect to Class B non-voting shares.
(1)

The amounts reported in column (l) reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in column (l), see footnote (2) to the Summary Compensation Table.

Each of the equity-based awards reported in the Grants of Plan-Based Awards table was granted under, and is subject to, the terms of the 2019 Plan. The 2019 Plan is administered by the Compensation Committee, which has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes, subject to the provisions of the 2019 Plan, selecting participants and determining the type(s) of award(s) that they are to receive, determining the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award, accelerating or extending the vesting or exercisability or extending the term of any or all outstanding awards, making certain adjustments to an outstanding award and authorizing the conversion, succession or substitution of an award, determining the manner in which the purchase price of an award or the Company’s common shares may be paid, making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provisions to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his or her death or, in certain cases, to family members for tax or estate planning purposes

Under the terms of the 2019 Plan, a change in control of the Company does not automatically trigger vesting of the awards then outstanding under the plan. If there is a change in control, each participant’s outstanding awards granted under the plan will generally be assumed by the successor company, unless the Compensation Committee provides that the award will not be assumed and will become fully vested and, in the case of stock options, exercisable. Any stock options that become vested in connection with a change in control will generally terminate to the extent they are not exercised prior to the change in control.

As described below under Potential Payments upon Termination or Change in Control, certain equity awards granted to the Named Executive Officers are subject to accelerated vesting under the terms of their respective employment agreements in the event of a termination of their employment under certain circumstances.

Restricted Share Units

Columns (g) and (i) in the table above report awards of restricted share units granted to the Named Executive Officers during fiscal 2024, including tranches of certain performance-based awards that are treated as granted during fiscal 2024 under applicable accounting rules. Each restricted share unit represents a contractual right to receive, upon vesting of the unit, payment equal to the value of Class B non-voting shares (typically in an equal number of Class B non-voting shares, but the Compensation Committee has the discretion to settle the units in cash or shares of Class A voting shares). The Named Executive Officer does not have the right to vote or dispose of the restricted share units, but will be credited with additional share units under the award as dividend equivalents based on the amount of dividends (if any) paid by the Company during the term of the award on a number of Class B non-voting shares equal to the number of outstanding and unpaid restricted share units then subject to the award. Such dividend equivalents will be paid only if and when vesting requirements applicable to the underlying share units are met.

Time-Based Units

For Messrs. Feltheimer, Burns, Barge, Goldsmith and Tobey, the awards of 599,520, 209,832, 194,844, 209,832 and 59,952 Class B non-voting shares, respectively, made in July 2023, and reported in column (i) in the table above, represent annual grants of time-based restricted share units. These awards are subject to a three-year vesting schedule, subject to the executive’s continued employment through the vesting dates.

For Mr. Tobey, the award of 12,165 Class B non-voting shares made in July 2023, and reported in column (i) in the table above, represents a grant of time-based restricted share units. These awards are subject to a one-year vesting schedule, subject to the executive’s continued employment through the vesting date.

Performance-Based Units

Column (g) in the table above report awards of performance share units that are treated as granted to the Named Executive Officers during fiscal 2024 under applicable accounting rules. Performance share units are similar to the restricted share units described above, except that they are subject to performance based vesting conditions as well as time-based vesting.

For Messrs. Feltheimer, Barge and Goldsmith, the awards of 96,811, 60,507 and 56,473 Class B non-voting shares, respectively, made in June 2023, and reported in column (g) in the table above, represent the portion of awards of restricted share units that vested with respect to performance only based on Messrs. Feltheimer’s, Barge’s, Goldsmith’s and the Company’s performance, respectively. These awards were originally approved by the Compensation Committee in July 2022, and cover a three-year period ending in July 2025, with one-third of the total award being eligible to vest based on Messrs. Feltheimer’s, Barge’s, Goldsmith’s and the Company’s respective performance over a specified 12-month period. Each grant is treated as three separate annual awards for accounting purposes and, in each case, is treated as granted for accounting purposes on the date the Compensation Committee determines the level of performance achieved for the particular performance period. Accordingly, only the units eligible to vest during fiscal 2024 based on Messrs. Feltheimer’s, Barge’s, Goldsmith’s and the Company’s respective performance are reflected in the table above. However, none of the performance-based restricted share units vest unless a VWAP Goal (as defined below) is achieved on or before the earlier of (i) the third anniversary of the award date or (ii) the date of termination of the executive’s employment or service with the Company or any of its subsidiaries for any reason. The “VWAP Goal” shall be considered achieved on the date on which the volume weighted average of the closing prices of Class B non-voting shares over a period of twenty (20) consecutive trading days ending on such date is equal to or greater than $14.61, in each case in regular trading on the New York Stock Exchange. The VWAP Goal was not achieved as of March 31, 2024. The VWAP Goal (if not previously achieved) is deemed to have been achieved in full upon any change in control of the Company, or any other extraordinary transaction (including, but not limited to, a full or partial spin-off, split-off, issuance of a tracking stock or other transaction by the Company or its subsidiaries).

For Mr. Barge, the award of 90,703 Class B non-voting shares made in June 2023, and reported in column (g) in the table above, represents the portion of an award of restricted share units that vested based on Mr. Barge’s and the Company’s performance. This award was originally approved by the Compensation Committee in July 2020 and covers a three-year period ending in July 2023, with one-third of the total award being eligible to vest based on Mr. Barge’s and the Company’s performance over a specified 12-month period. This grant is treated as three separate annual awards for accounting purposes and, in each case, is treated as granted for accounting purposes on the date the Compensation Committee determines the level of performance achieved for the particular performance period. Accordingly, only the units eligible to vest during fiscal 2024 based on Mr. Barge’s and the Company’s performance are reflected in the table above.

For Mr. Barge, the award of 42,779 Class B non-voting shares made in June 2023, and reported in column (g) in the table above, represents the portion of an award of restricted share units that vested based on Mr. Barge’s and the Company’s performance. This award was originally approved by the Compensation Committee in July 2021 and covers a three-year period ending in July 2024, with one-third of the total award being eligible to vest based on Mr. Barge’s and the Company’s performance over a specified 12-month period. This grant is treated as three separate annual awards for accounting purposes and, in each case, is treated as granted for accounting purposes on the date the Compensation Committee determines the level of performance achieved for the particular performance period. Accordingly, only the units eligible to vest during fiscal 2024 based on Mr. Barge’s and the Company’s performance are reflected in the table above.

For Mr. Goldsmith, the award of 79,365 Class B non-voting shares made in June 2023, and reported in column (g) in the table above, represents the portion of an award of restricted share units that vested based on Mr. Goldsmith’s and the Company’s performance. This award was originally approved by the Compensation Committee in July 2020 and covers a three-year period ending in July 2023, with one-third of the total award being eligible to vest based on Mr. Goldsmith’s and the Company’s performance over a specified 12-month period. This grant is treated as three separate annual awards for accounting purposes and, in each case, is treated as granted for accounting purposes on the date the Compensation Committee determines the level of performance achieved for the particular performance period. Accordingly, only the units eligible to vest during fiscal 2024 based on Mr. Goldsmith’s and the Company’s performance are reflected in the table above.

For Mr. Goldsmith, the award of 39,927 Class B non-voting shares made in June 2023, and reported in column (g) in the table above, represents the portion of an award of restricted share units that vested based on Mr. Goldsmith’s and the Company’s performance. This award was originally approved by the Compensation Committee in July 2021 and covers a three-year period ending in July 2024, with one-third of the total award being eligible to vest based on Mr. Goldsmith’s and the Company’s performance over a specified 12-month period. This grant is treated as three separate annual awards for accounting purposes and, in each case, is treated as granted for accounting purposes on the date the Compensation Committee determines the level of performance achieved for the particular performance period. Accordingly, only the units eligible to vest during fiscal 2024 based on Mr. Goldsmith’s and the Company’s performance are reflected in the table above.

Share Appreciation Rights

Column (g) in the table above also report awards of SARs treated as granted to the Named Executive Officers during fiscal 2024 under applicable accounting rules. Once vested, each SAR will generally remain exercisable until its normal expiration date. SARs granted to the Named Executive Officers generally have a term of 10 years. However, vested SARs may terminate earlier in connection with a change-in-control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the SARs will immediately terminate upon a termination of the Named Executive Officer’s employment. The Named Executive Officer will generally have six months to exercise the vested portion of the SARs following a termination of employment. However, SARs held by the Company’s employees (including the Named Executive Officers) generally provide an extended period for the employee to exercise his or her vested SARs if the employee meets certain age and service requirements upon his or her retirement from employment with the Company. If the Named Executive Officer is terminated by the Company for cause, the SAR (whether or not vested) will immediately terminate. The SARs granted to the Company’s employees (including the Named Executive Officers) do not include any dividend rights.

For Mr. Barge, the grant of 211,842 SARs with respect to Class B non-voting shares made in May 2023, and reported in column (g) in the table above, represents the portion of an award of SARs that vested based on Mr. Barge’s and the Company’s performance. This grant was originally approved by the Compensation Committee in September 2019 and covers a three-year period, with one-third of the total award being eligible to vest based on Mr. Barge’s and the Company’s performance over a specified 12-month period. This grant is treated as three separate annual awards for accounting purposes and, in each case, is treated as granted for accounting purposes on the date the Compensation Committee determines the level of performance achieved for the particular performance period. Accordingly, only the SARs eligible to vest during fiscal 2024 based on Mr. Barge’s and the Company’s performance are reflected in the table above.

Outstanding Equity Awards

The following table presents information regarding the outstanding equity awards held by each of the Named Executive Officers as of March 31, 2024, including the vesting dates for the portions of these awards that had not vested as of that date.

Outstanding Equity Awards at Fiscal 2024 Year-End

	Option Awards						Stock Awards
Name(a)	Securities Covered By Award	Number of Securities Underlying Unexercised Options (#) Exercisable(b)	Numbers of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date(f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)(j)
Jon Feltheimer	LGF.A	565,037	—	—	$20.37	10/11/2026	—		—	—		—
	LGF.B	565,037	—	—	$19.69	10/11/2026	—		—	—		—
	LGF.A	565,037	—	—	$25.46	10/11/2026	—		—	—		—
	LGF.B	565,037	—	—	$24.61	10/11/2026	—		—	—		—
	LGF.B	125,000	—	—	$23.02	6/7/2028	—		—	—		—
	LGF.B	125,000	—	—	$28.78	6/7/2028	—		—	—		—
	LGF.B	418,245	—	—	$14.60	6/4/2024	—		—	—		—
	LGF.B	2,000,000	—	—	$8.17	8/21/2030	—		—	—		—
	LGF.B	—	—	—	—	—	193,622	(2)	$1,802,621	—		—
	LGF.B	—	—	—	—	—	—		—	96,811	(3)	$901,310
	LGF.B	—	—	—	—	—	599,520	(4)	$5,581,531	—		—
Michael Burns*	LGF.A	425,476	—	—	$24.59	11/3/2026	—		—	—		—
	LGF.B	425,476	—	—	$23.77	11/3/2026	—		—	—		—
	LGF.A	425,476	—	—	$19.68	11/3/2026	—		—	—		—
	LGF.B	425,476	—	—	$19.02	11/3/2026	—		—	—		—
	LGF.B	106,594	—	—	$23.02	6/7/2028	—		—	—		—
	LGF.B	106,594	—	—	$28.78	6/7/2028	—		—	—		—
	LGF.B	166,340	—	—	$14.60	6/4/2024	—		—	—		—
	LGF.B	1,155,000	—	—	$8.51	12/18/2030	—		—	—		—
	LGF.B	—	—	—	—	—	33,333	(5)	$310,330	—		—
	LGF.B	—	—	—	—	—	209,832	(4)	$1,953,536	—		—
James W. Barge	LGF.B	850,000	—	—	$25.22	12/28/2026	—		—	—		—
	LGF.B	95,000	—	—	$23.02	6/7/2028	—		—	—		—
	LGF.B	74,405	—	—	$14.60	6/4/2024	—		—	—		—
	LGF.B	1,271,052	—	—	$8.66	9/26/2029	—		—	—		—
	LGF.B	—	—	—	—	—	42,779	(6)	$398,272	—		—
	LGF.B	—	—	—	—	—	121,014	(2)	$1,126,640	—		—
	LGF.B	—	—	—	—	—	—		—	60,507	(3)	$563,320
	LGF.B	—	—	—	—	—	194,844	(4)	$1,813,998	—		—
Brian Goldsmith	LGF.A	132,657	—	—	$39.16	11/13/2025	—		—	—		—
	LGF.B	132,657	—	—	$37.86	11/13/2025	—		—	—		—
	LGF.B	95,000	—	—	$23.02	6/7/2028	—		—	—		—
	LGF.B	315,372	—	—	$18.11	11/12/2028	—		—	—		—
	LGF.B	404,530	—	—	$11.99	7/1/2029	—		—	—		—
	LGF.B	74,405	—	—	$14.60	6/4/2024	—		—	—		—
	LGF.B	—	—	—	—	—	39,927	(6)	$371,720	—		—
	LGF.B	—	—	—	—	—	112,946	(2)	$1,051,527	—		—
	LGF.B	—	—	—	—	—	—		—	56,473	(3)	$525,764
	LGF.B	—	—	—	—	—	209,832	(4)	$1,953,536	—		—
Bruce Tobey	LGF.B	—	—	—	—	—	17,674	(7)	$164,545	—		—
	LGF.B	—	—	—	—	—	59,952	(4)	$558,153	—		—
	LGF.B	—	—	—	—	—	12,165	(8)	$113,256	—		—

*	Reflect adjusted option award amounts due to the terms of a divorce stipulation and order during fiscal 2022. See the Option Exercises and Stock Vested table below.
(1)

The dollar amounts shown in columns (h) and (j) are determined by multiplying either the number of Class A voting shares or units (LGF.A) or Class B non-voting shares or units (LGF.B) reported in columns (g) and (i), respectively, by $9.95 and $9.31, respectively, the closing price of LGF.A and LGF.B on March 28, 2024 (the last trading day of fiscal 2024).

(2)	The unvested portion of this award is scheduled to vest in two equal annual installments on July 27, 2024 and July 27, 2025.

(3)	This award is subject to the VWAP Goal described above.
(4)	The unvested portion of this award is scheduled to vest in three equal annual installments on July 3, 2024, July 3, 2025 and July 3, 2026.
(5)	The unvested portion of this award is scheduled to vest on May 14, 2024.
(6)	The unvested portion of this award is scheduled to vest on July 19, 2024.
(7)	The unvested portion of this award is scheduled to vest in two equal annual installments on March 27, 2025 and March 27, 2026.
(8)	The unvested portion of this award is scheduled to vest on July 6, 2024.

Option Exercises and Stock Vested

The following table presents information regarding the exercise of options and SARs by the Named Executive Officers during fiscal 2024 and the vesting during fiscal 2024 of other stock awards previously granted to the Named Executive Officers.

Option Exercises and Stock Vested — Fiscal 2024

	Securities Covered by Award	Option Awards				Stock Awards
Name(a)		Number of Shares Acquired on Exercise (#)(b)		Value Realized on Exercise ($)(1)(c)		Number of Shares Acquired on Vesting (#)(d)	Value Realized on Vesting ($)(1)(e)
Jon Feltheimer	—	—		$—		848,377	$7,972,937
Michael Burns	LGF.A	27,314	(2)	$—		—	$—
	LGF.B	382,636	(3)	$351,900	(3)	—	$—
	LGF.B	—		$—		398,678	$3,866,856
James W. Barge	LGF.B	—		$—		661,500	$5,528,619
Brian Goldsmith	LGF.B	—		$—		389,003	$2,976,826
Bruce Tobey	LGF.B	—		$—		8,837	$77,324

(1)

The dollar amounts shown in column (c) above for option awards are determined by multiplying (i) the number of shares of existing common stock to which the exercise of the option related by (ii) the difference between the per-share closing price of the applicable class of shares of existing common stock to on the date of exercise and the exercise price of the stock options. The dollar amounts shown in column (e) above for stock awards are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of the applicable class of shares of existing common stock on the vesting date.

(2)

Reflects option awards transferred during fiscal 2024 due to the terms of a divorce stipulation and order. With respect to 27,314 of the shares subject to such transferred awards, no value is reported in the table above as the per-share exercise price of the award was greater than the per-share price of our Class A voting shares at the time the award was transferred.

(3)

Reflects option awards transferred during fiscal 2024 due to the terms of a divorce stipulation and order. With respect to 152,636 of the shares subject to such transferred awards, no value is reported in the table above as the per-share exercise price of the award was greater than the per-share price of our Class B non-voting shares at the time the award was transferred.

Non-Qualified Deferred Compensation

We permit the Named Executive Officers and certain other key employees to elect to receive a portion of their compensation reported in the Summary Compensation Table above on a deferred basis under our Deferred Compensation Plan. Under the plan, we are also permitted to make additional discretionary contributions with respect to amounts deferred under the plan.

For cash amounts deferred under the plan, the participant may elect one or more measurement funds to be used to determine investment gains or losses to be credited to his or her account balance, including certain mutual funds. Amounts may be deferred until a specified date, retirement or other termination of service, disability or death. At the participant’s election, compensation deferred until a specified date or termination of service may be paid as a lump sum or in annual installments as specified in the plan document. If the participant’s employment terminates due to death or disability, the participant’s deferred compensation balance will be paid in a single lump sum. Emergency hardship withdrawals are also permitted under the plan.

As of March 31, 2024, none of the Named Executive Officers had deferred any amount under the plan, and the Company had not made any contributions with respect to any Named Executive Officer under the plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following section describes the benefits that may become payable to the Named Executive Officers in connection with a termination of their employment with us pursuant to the terms of their respective employment agreements with the Company. In addition to the benefits described below, outstanding equity-based awards held by the Named Executive Officers may also be subject to accelerated vesting in connection with a change in control of the Company under the terms of our equity incentive plans if the awards are not assumed or otherwise continued upon the transaction, as noted under Grants of Plan-Based Awards above. None of the Named Executive Officers are entitled to any reimbursement or gross-up payment for any excise taxes imposed under Section 280G of the U.S. Internal Revenue Code of 1986. The Named Executive Officers also do not have a right to voluntarily terminate employment (other than for “good reason” in certain cases) following a change in control and receive severance and are not entitled to any “single-trigger” vesting of equity awards or other benefits upon a change in control unless the executive’s employment terminates in the circumstances described below. In each case, the Named Executive Officer’s right to receive the severance benefits described below in connection with a termination of the executive’s employment (other than as a result of death or disability) is subject to his execution of a release of claims in favor of the Company.

Jon Feltheimer

Severance Benefits — Termination of Employment. In the event Mr. Feltheimer’s employment is terminated by the Company “without cause” or by him for “good reason” (as such terms are defined in Mr. Feltheimer’s employment agreement), Mr. Feltheimer would be entitled to a cash severance payment equal to the present value of his base salary through August 21, 2025, as well as payment of his premiums for continued health coverage for up to six months following his termination and his premiums for continued life and disability insurance through August 21, 2025. In addition, Mr. Feltheimer would be entitled to payment of the target amount of his annual bonus for the fiscal year in which his termination occurs. Mr. Feltheimer’s equity awards granted by the Company prior to his termination, to the extent then outstanding and unvested, would become fully vested upon his termination (and if an annual grant for the fiscal year in which his termination occurs has not previously been granted, that annual grant would be made and would fully vest upon his termination).

Severance Benefits — Termination of Employment in Connection with Change in Control. If Mr. Feltheimer’s employment is terminated by the Company “without cause” or by him for “good reason” and such termination occurs on or within 12 months following a change in control of the Company (as such terms are defined in Mr. Feltheimer’s employment agreement), Mr. Feltheimer would be entitled to the severance benefits described above, except that his cash severance would be the greater of the present value of his base salary through August 21, 2025 and $6.0 million.

Severance Benefits — Death or Disability. In the event Mr. Feltheimer’s employment with the Company terminates due to his death or “disability” (as such term is defined in Mr. Feltheimer’s employment agreement), the equity awards granted by the Company pursuant to Mr. Feltheimer’s employment agreement, to the extent then outstanding and unvested, would become fully vested as of the date of such termination. In addition, in the event Mr. Feltheimer’s employment with the Company terminates due to his disability, the Company will continue to pay the premiums for his continued life and disability insurance through August 21, 2025.

Michael Burns

Severance Benefits — Termination of Employment. In the event Mr. Burns’ employment is terminated by the Company “without cause” or by him for “good reason” (as such terms are defined in Mr. Burns’ employment agreement), Mr. Burns would be entitled to a lump sum cash severance payment equal to the present value of his remaining base salary through October 23, 2024, a prorated amount of the annual bonus that Mr. Burns would have received for the fiscal year in which his termination occurs, as well as payment of his premiums for continued health coverage for up to six months following his termination and payment for continued life and disability insurance through October 30, 2024. In addition, Mr. Burns’ equity awards granted by the Company pursuant to his employment agreement, to the extent then outstanding and unvested, would become fully vested upon his termination.

Severance Benefits — Termination of Employment in Connection with Change in Control. If Mr. Burns’ employment is terminated by the Company “without cause” or by him for “good reason” and such termination occurs on or within 12 months following a change in control of the Company (as such terms are defined in Mr. Burns’ employment agreement), Mr. Burns would be entitled to the severance benefits described above, except that his lump sum cash severance would be the greater of the present value of his remaining base salary through October 23, 2024 or $3.5 million.

Severance Benefits — Death or Disability. In the event Mr. Burns’ employment with the Company terminates due to his death or “disability” (as such term is defined in Mr. Burns’ employment agreement), his equity awards granted by the Company pursuant to Mr. Burns’ employment agreement, to the extent then outstanding and unvested, would become fully vested as of the date of such termination.

James W. Barge	Severance Benefits — Termination of Employment. In the event that Mr. Barge’s employment is terminated by the Company “without cause” (as such term is defined in Mr. Barge’s employment agreement), Mr. Barge will be entitled to a lump sum cash severance payment equal to the greater of (i) 50% of his base salary for the remainder of the term of the agreement or (ii) 18 months of his base salary, a prorated amount of the annual bonus that Mr. Barge would have received for the fiscal year in which his termination occurs, and payment of his COBRA premiums for up to 18 months. Additionally, in the event Mr. Barge’s employment is terminated by the Company “without cause”, or if Mr. Barge resigns for “good reason” within 12 months following a change in control or “change in management” (as such terms are defined in Mr. Barge’s employment agreement), (1) any portion of the equity awards granted under Mr. Barge’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 12 months following his termination date will accelerate and be fully vested on his termination date, and (2) 50% of any portion of the equity awards granted under Mr. Barge’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest more than 12 months and less than 24 months following his termination date will accelerate and be fully vested on his termination date.

Severance Benefits — Termination of Employment in Connection with Change in Control. In the event that Mr. Barge’s employment is terminated by the Company

“without cause” or by him for “good reason” and such termination occurs on or within 12 months following a change in control or a “change in management” of the Company (as such terms are defined in Mr. Barge’s employment agreement), Mr. Barge would be entitled to the severance benefits described above, except that his lump sum cash severance payment would be equal to the greater of 100% of his base salary for the remainder of the term and 18 months of his base salary. Additionally, in the event Mr. Barge’s employment is terminated by the Company “without cause” on or within 12 months following a change in control, (a) any portion of the equity awards granted under Mr. Barge’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) will accelerate and be fully vested on his termination date and (b) Mr. Barge will be entitled to receive a payment equal to 50% of the value of each portion of the annual equity award grants provided in his employment agreement (as referred to above under “Description of Employment Agreements”) that has not previously been granted and is otherwise scheduled to be granted after his termination date under the terms of his agreement, with the value of each annual grant for these purposes to be based on the grant date value of the award and such payment to be made in cash or, at the Company’s election, Class B non-voting shares.

Severance Benefits — Death or Disability. In the event Mr. Barge’s employment is terminated due to his death or “disability” (as such term is defined in Mr. Barge’s employment agreement), Mr. Barge will be entitled to receive a prorated bonus for the fiscal year in which his termination occurs. In addition, Mr. Barge’s equity awards granted by the Company pursuant to his employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 24 months following his termination date will accelerate and be fully vested on his termination.

Brian Goldsmith	Severance Benefits — Termination of Employment. In the event Mr. Goldsmith’s employment is terminated by the Company “without cause” (as such term is defined in Mr. Goldsmith’s employment agreement), Mr. Goldsmith will be entitled to a lump sum severance payment equal to the greater of (i) 50% of his salary for the remainder of the term of the agreement or (ii) 18 months of his base salary, a prorated discretionary bonus for the fiscal year in which his termination occurs, and payment of COBRA premiums for up to 18 months. Additionally, in the event Mr. Goldsmith’s employment is terminated by the Company “without cause” or if Mr. Goldsmith resigns for “good reason” within 12 months following a change in control or “change in management” (as such terms are defined in Mr. Goldsmith’s employment agreement), (i) any portion of equity awards granted under Mr. Goldsmith’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 12 months following his termination date will accelerate and become fully vested, and (ii) 50% percent of any portion of equity awards granted under Mr. Goldsmith’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest more than 12 months and less than 24 months following his termination date will accelerate and become fully vested. Moreover, if Mr. Goldsmith’s employment is terminated at the end of the term of the agreement because the Company does not offer to extend the term or offers to extend the term on terms that would constitute “good reason” under the agreement, Mr. Goldsmith would be entitled to a severance payment equal to 12 months of his base salary, in addition to the pro-rated discretionary bonus and payment of COBRA premiums noted above. In addition, any portion of equity granted under Mr. Goldsmith’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that is scheduled to vest within 12 months following his termination date will accelerate and be fully vested on his termination date.

Severance Benefits — Termination of Employment in Connection with Change in Control. In the event Mr. Goldsmith’s employment is terminated by the Company “without cause” or by him for “good reason” within twelve (12) months following the date of a change in control or a “change in management” (as such terms are defined in Mr. Goldsmith’s employment agreement), Mr. Goldsmith would be entitled to the severance benefits described above, except that his lump sum cash severance payment would be equal to the greater of 100% of his base salary for the remainder of the term and 18 months of his base salary. Additionally, in the event Mr. Goldsmith’s employment is terminated by the Company “without cause” on or within 12 months following a change in control, (a) any portion of the equity awards granted under Mr. Goldsmith’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) will accelerate and be fully vested on his termination date and (b) Mr. Goldsmith will be entitled to receive a payment equal to 50% of the value of each portion of the annual equity award grants provided in his employment agreement (as referred to above under “Description of Employment Agreements”) that has not previously been granted and is otherwise scheduled to be granted after his termination date under the terms of his agreement, with the value of each annual grant for these purposes to be based on the grant date value of the award and such payment to be made in cash or, at the Company’s election, in Class B non-voting shares.

Severance Benefits — Death or Disability. In the event Mr. Goldsmith’s employment is terminated due to his death or “disability” (as such term is defined in Mr. Goldsmith’s employment agreement), Mr. Goldsmith will be entitled to receive a prorated discretionary bonus for the fiscal year in which his termination occurs and payment of his COBRA premiums for up to 18 months. In addition, Mr. Goldsmith’s equity awards granted by the Company pursuant to his employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 24 months following his termination date will accelerate and be fully vested on his termination.

Bruce Tobey	Severance Benefits — Termination of Employment. In the event that Mr. Tobey’s employment is terminated by the Company “without cause” (as such term is defined in Mr. Tobey’s employment agreement), Mr. Tobey will be entitled to a lump sum severance payment equal to the greater of (i) 50% of his base salary for the remainder of the term of the agreement or (ii) 18 months of his base salary, a prorated amount of the bonus that Mr. Tobey would have received for the fiscal year in which his termination occurs, and payment of his COBRA premiums for up to 18 months. Additionally, in the event Mr. Tobey’s employment is terminated by the Company “without cause” or if Mr. Tobey resigns for “good reason” within 12 months following a change in control or “change in management” (as such terms are defined in Mr. Tobey’s employment agreement), (1) any portion of the equity awards granted under Mr. Tobey’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 12 months following his termination date will accelerate and be fully vested on his termination date, and (2) 50% of any portion of the equity awards granted under Mr. Tobey’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest more than 12 months and less than 24 months following his termination date will accelerate and be fully vested on his termination date. Moreover, if Mr. Tobey’s employment is terminated at the end of the term of the agreement because the Company does not offer to extend the term or offers to extend the term on terms that would constitute “good reason” under the agreement, Mr. Tobey would be entitled to a severance payment equal to 12 months of his base salary, in addition to the pro-rated bonus and payment of COBRA premiums noted above.

Severance Benefits — Termination of Employment in Connection with Change in Control. In the event that Mr. Tobey’s employment is terminated by the Company “without cause” or by him for “good reason” and such termination occurs on or within 12 months following a change in control or a “change in management” of the Company (as such terms are defined in Mr. Tobey’s employment agreement), Mr. Tobey would be entitled to the severance benefits described above, except that his lump sum cash severance payment would be equal to the greater of 100% of his base salary for the remainder of the term and 18 months of his base salary. Additionally, in the event Mr. Tobey’s employment is terminated by the Company “without cause” on or within 12 months following a change in control, (a) any portion of the equity awards granted under Mr. Tobey’s employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) will accelerate and be fully vested on his termination date and (b) Mr. Tobey will be entitled to receive a payment equal to 50% of the value of each portion of the annual equity award grants provided in his employment agreement (as referred to above under “Description of Employment Agreements”) that has not previously been granted and is otherwise scheduled to be granted after his termination date under the terms of his agreement, with the value of each annual grant for these purposes to be based on the grant date value of the award and such payment to be made in cash or, at the Company’s election, in Class B non-voting shares.

Severance Benefits — Death or Disability. In the event Mr. Tobey’s employment is terminated due to his death or “disability” (as such term is defined in Mr. Tobey’s employment agreement), Mr. Tobey’s equity awards granted by the Company pursuant to his employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 24 months following his termination date will accelerate and be fully vested on his termination.

Estimated Severance and Change in Control Benefits

Severance Benefits. The following chart presents our estimate of the dollar value of the benefits each of the Named Executive Officers would have been entitled to receive, had his employment terminated under the circumstances described above (other than in connection with a change in control of the Company) on March 31, 2024 (with the value of equity awards calculated based on the $9.95 and $9.31 closing prices of Class A voting shares and Class B non-voting shares, respectively, on March 28, 2024, the last trading day of fiscal 2024). Since this hypothetical termination would have occurred on the last day of the fiscal year, no pro-rata bonus was included in the cash severance amounts in the charts below.

	Termination by Lionsgate Without Cause(1)
Name	Cash Severance	Equity Acceleration(2)	Insurance Premiums		Total
Jon Feltheimer	$1,933,690	$21,669,614	$163,279	(3)	$23,766,583
Michael Burns	$560,557	$4,217,402	$29,401	(4)	$4,807,360
James W. Barge	$1,875,000	$4,863,823	$55,460	(5)	$6,794,283
Brian Goldsmith	$1,875,000	$4,800,031	$55,460	(5)	$6,730,491
Bruce Tobey	$1,500,000	$738,190	$55,460	(5)	$2,293,650

(1)

As described above, Messrs. Feltheimer and Burns would also be entitled to these benefits pursuant to their respective employment agreements if their employment is terminated by the executive for good reason.

(2)

These columns report the intrinsic value of the unvested portions of each executive’s awards that would accelerate in the circumstances. For stock options and SARs, this value is calculated by multiplying the amount (if any) by which the closing price of the applicable class of the Company’s common shares on the last trading day of the fiscal year exceeds the exercise price or base price of the award by the number of shares subject to the accelerated portion of the award. No value is included in the table for stock options and SARs with a per-share exercise price that is greater than or equal to the closing price of the applicable class of the Company’s shares on the last trading day of the fiscal year. For restricted share unit awards, this value is calculated by multiplying the closing price of the applicable class of the Company’s common shares on the last trading day of the fiscal year by the number of units subject to the accelerated portion of the award.

(3)	Includes $18,487 for payment of COBRA premiums and $144,793 for payment of continued life and disability insurance premiums.
(4)	Includes $18,487 for payment of COBRA premiums and $10,915 for payment of continued life and disability insurance premiums.
(5)	Includes payment of COBRA premiums.

	Termination Due to Executive’s Death or Disability
Name	Equity Acceleration(1)	Insurance Premiums		Total
Jon Feltheimer	$15,669,614	$163,279	(2)	$15,832,893
Michael Burns	$4,217,402	$29,401	(3)	$4,246,803
James W. Barge	$6,031,809	$55,460	(4)	$6,087,269
Brian Goldsmith	$5,976,973	$55,460	(4)	$6,032,433
Bruce Tobey	$984,253	$55,460	(4)	$1,039,713

(1)	See note (2) to the table above for the valuation of these benefits.
(2)

Includes $18,487 for payment of COBRA premiums for a termination due to executive’s death or disability, and $144,793 for payment of continued life and disability insurance premiums for a termination due to executive’s disability.

(3)

Includes $18,487 for payment of COBRA premiums for a termination due to executive’s death or disability, and $10,915 for payment of continued life and disability insurance premiums for a termination due to executive’s disability.

(4)	Includes payment of COBRA premiums.

Change in Control Severance Benefits. The following chart presents our estimate of the dollar value of the benefits each of the Named Executive Officers would have been entitled to receive had a change in control of the Company, or, in the case of Messrs. Barge, Goldsmith and Tobey, a change in management of the Company, occurred on March 31, 2024 and the executive’s employment with us had terminated by the Company without cause or by the executive for good reason as described above on such date. See note (2) to the table above for the valuation of equity award acceleration.

Name	Cash Severance(1)	Equity Acceleration		Insurance Premiums		Total
Jon Feltheimer	$6,000,000	$21,669,614		$163,279	(2)	$27,832,893
Michael Burns	$3,500,000	$4,217,402		$29,401	(3)	$7,746,803
James W. Barge	$8,542,808	$7,241,141	(4)	$55,460	(5)	$15,839,409
Brian Goldsmith	$5,376,712	$7,279,331	(4)	$55,460	(5)	$12,711,503
Bruce Tobey	$2,986,301	$1,394,107	(4)	$55,460	(5)	$4,435,868

(1)

For Messrs. Barge, Goldsmith and Tobey, this amount includes 50% of the grant date value of the annual equity awards provided for in the executive’s employment agreement as described above that had not been granted as of March 31, 2024.

(2)	Includes $18,487 for payment of COBRA premiums and $144,793 for payment of continued life and disability insurance premiums.
(3)	Includes $18,487 for payment of COBRA premiums and $10,915 for payment of continued life and disability insurance premiums.
(4)

For Messrs. Barge, Goldsmith, and Tobey, the equity acceleration value reported in this table only applies to a termination without cause. If such executives’ employment had been terminated for good reason on or within 12 months following a change in control or a “change in management,” the equity acceleration value would be the same as described above for a termination without cause not in connection with a change in control. A change in management in these Named Executive Officers’ employment agreements would generally occur when both Messrs. Feltheimer and Burns are no longer employed by the Company.

(5)	Includes payment of COBRA premiums.

Pay Ratio Disclosure

Pursuant to the Securities Exchange Act of 1934, as amended, we are required to disclose in this proxy statement the ratio of the total annual compensation of our Chief Executive Officer to the median of the total annual compensation of all of our employees (excluding our Chief Executive Officer).

The Compensation Committee has not yet determined 2024 annual incentive bonuses for the Company’s Chief Executive Officer and other Named Executive Officers. Additionally, the Company has not yet determined 2024 annual incentive bonuses for its other employees. The Company expects that such determinations will be made in the first quarter of fiscal 2025. At such time, the Company will estimate the ratio of the Chief Executive Officer’s total compensation for fiscal 2024 to the median of the total compensation of all of the Company’s employees (excluding the Chief Executive Officer) for fiscal 2024 and file such information.

We have selected March 31, 2024, which is a date within the last three months of fiscal 2024, as the date to be used to identify the Company’s median employee. To find the median of the annual total compensation of all the Company’s employees (excluding the Company’s Chief Executive Officer), we will use the amount of each employee’s total cash compensation (i.e., base salary, wages, overtime and bonus) from the Company’s payroll records. In making this determination, we will not annualize compensation for those employees who did not work for the Company for the entire fiscal year. We will also not make any cost-of-living adjustments in identifying the median employee. We believe total cash compensation for all employees will be an appropriate measure because total cash compensation data is readily available, and the Company considers this a reasonable measure of employees’ overall compensation.

As of March 31, 2024, we had a total of 1,723 employees, of whom 1,383 were based in the U.S. and 340 were based outside of the U.S. In making the determination of the median employee, we will not include 5 employees based in Australia, 3 employees based in China, 36 employees based in India, 2 employees based in Indonesia, 2 employees based in Luxembourg and 4 employees based in Spain, in accordance with SEC rules permitting exclusion of a de minimis number of non-U.S. employees (so that all U.S.-based employees and 52 employees based outside of the U.S. will be included in this determination).

This pay ratio will be an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio to be reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

This section summarizes the relationship between the total compensation paid for the Company’s Chief Executive Officer and the other Named Executive Officers and the Company’s financial performance for the fiscal years shown in the table (in this discussion, the Company’s Chief Executive Officer is also referred to as the principal executive officer or “PEO”, and the Named Executive Officers other than the Company’s Chief Executive Officer are referred to as the “Non-PEO NEOs”).

			Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)		Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid to PEO ($)(3)			Lionsgate TSR ($)(4)	Dow Jones U.S. Media Sector TSR ($)(4)	S&P Movies & Entertainment Index TSR ($)(4)	Lionsgate Net Income (Loss) ($ Millions)(5)	Lionsgate Adjusted OIBDA ($ Millions)(6)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)
2024*	$—	$—	$—	$—	$—	$—	$—	$—	$—
2023	$21,528,409	$13,153,336	$6,429,940	$4,169,033	$182	$108	$96	$(2,010.2)	$358.1
2022	$5,585,412	$10,753,069	$4,649,415	$6,185,148	$267	$144	$124	$(188.2)	$402.2
2021	$19,176,875	$30,384,695	$5,694,133	$10,065,318	$246	$176	$166	$(18.9)	$540.9

*

The Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Compensation Committee has also not yet determined 2024 annual incentive bonuses for the PEO and the Non-PEO NEOs. The Company expects that such determinations will be made in the first quarter of fiscal 2025 and will provide an updated Pay Versus Performance Table following such determination.

(1)

Mr. Feltheimer was the Company’s Chief Executive Officer for each of the four fiscal years included in the table above. For each of fiscal years 2021 and 2022, the Company’s Non-PEO NEOs were Messrs. Burns, Barge, Goldsmith and Corii Berg, the Company’s former General Counsel. For fiscal year 2023, the Company’s Non-PEO NEOs were Messrs. Burns, Barge, Goldsmith, Tobey and Berg. For fiscal year 2024, the Company’s Non-PEO NEOs were Messrs. Burns, Barge, Goldsmith, and Tobey.

(2)

See the Summary Compensation Table above for detail on the total compensation for the Company’s Chief Executive Officer for fiscal year 2024. The total compensation for the CEO and the average compensation for the Non-PEO NEOs for each of fiscal years 2023, 2022 and 2021 was calculated from the Summary Compensation Table as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission in the calendar year in which the applicable fiscal year ended.

(3)

For purposes of this table, the compensation actually paid (also referred to as “CAP”) to each of Lionsgate’s NEOs (including, for purposes of this table, former Named Executive Officers as noted above) is equal to the NEO’s total compensation reported in the Summary Compensation Table for the applicable fiscal year and adjusted for the following with respect to that NEO:

•	Less the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year,

•	Plus the fiscal year-end value of Company option and stock awards granted in the covered fiscal year which were outstanding and unvested at the end of the covered fiscal year,

•

Plus/(less) the change in value as of the end of the covered fiscal year as compared to the value at the end of the prior fiscal year for Company option and stock awards which were granted in prior fiscal years and were outstanding and unvested at the end of the covered fiscal year,

•	Plus the vesting date value of Company option and stock awards which were granted and vested during the same covered fiscal year,

•

Plus/(less) the change in value as of the vesting date as compared to the value at the end of the prior fiscal year for Company option and stock awards which were granted in prior fiscal years and vested in the covered fiscal year,

•

Less, as to any Company option and stock awards which were granted in prior fiscal years and were forfeited during the covered fiscal year, the value of such awards as of the end of the prior fiscal year,

•	Plus the dollar value of any dividends or other earnings paid during the covered fiscal year on outstanding and unvested Company stock awards not otherwise included,

•

Plus, as to a Company option or stock award that was materially modified during the covered fiscal year, the amount by which the value of the award as of the date of the modification exceeds the value of the original award on the modification date.

In making each of these adjustments, the “value” of an option or stock award is the fair value of the award on the applicable date determined in accordance with FASB ASC Topic 718 using the valuation assumptions the Company then used to calculate the fair value of its equity awards. For more information on the valuation of the Company’s equity awards, please see the notes to the Company’s financial statements that appear in its Annual Report on Form 10-K for each fiscal year and the footnotes to the Summary Compensation Table that appears in the Company’s annual proxy statement.

The table above reflects the CAP (determined as noted above) for the Company’s Chief Executive Officer and, for the Company’s Non-PEO NEOs, the average of the CAPs determined for the Non-PEO NEOs for each of the fiscal years shown in the table.

The following table provides a reconciliation of the Summary Compensation Table Total to Compensation

Actually Paid for the PEO.

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for PEO	Fiscal Year 2024 ($)	Fiscal Year 2023 ($)	Fiscal Year 2022 ($)	Fiscal Year 2021 ($)
Summary Compensation Table Total	*	21,528,409	5,585,412	19,176,875

Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(5,427,902)	(9,750,004)	(1,000,003)	(7,446,931)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	5,986,201	10,815,950	—	15,610,964
Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	(207,176)	(8,868,143)	3,994,288	2,420,353
Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	1,000,003	—
Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(5,562,855)	(572,876)	1,173,369	623,434
Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—

Compensation Actually Paid	*	$13,153,336	$10,753,069	$30,384,695

*

The Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Compensation Committee has also not yet determined 2024 annual incentive bonuses for the PEO and the Non-PEO NEOs. The Company expects that such determinations will be made in the first quarter of fiscal 2025 and will provide an updated table following such determination.

The following table provides a reconciliation of the average of the Summary Compensation Table Total for the Non-PEO NEOs for a fiscal year to the average of the Compensation Actually Paid for the Non-PEO NEOs for that fiscal year.

Reconciliation of Average Summary Compensation Table Total to Average Compensation Actually Paid for Non-PEO NEOs	Fiscal Year 2024 ($)	Fiscal Year 2023 ($)	Fiscal Year 2022 ($)	Fiscal Year 2021 ($)
Summary Compensation Table Total	*	6,429,940	4,649,415	5,694,133

Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(2,328,686)	(3,272,202)	(2,759,912)	(2,366,952)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	1,720,364	2,430,521	1,022,759	4,803,958
Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	(98,353)	(761,350)	1,155,466	1,236,985
Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	672,750	948,244	1,392,662	158,084
Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(372,295)	(1,571,828)	724,758	539,110
Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(34,292)	—	—

Compensation Actually Paid	*	$4,169,033	$6,185,148	$10,065,318

*

The Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Compensation Committee has also not yet determined 2024 annual incentive bonuses for the PEO and the Non-PEO NEOs. The Company expects that such determinations will be made in the first quarter of fiscal 2025 and will provide an updated table following such determination.

(4)

The Company’s TSR represents cumulative total shareholder return on a fixed investment of $100 in existing common stock for the period beginning on the last trading day of fiscal year 2020 through the end of the applicable fiscal year, and is calculated assuming the reinvestment of dividends. The Dow Jones U.S. Media Sector Index TSR and the S&P Movies & Entertainment Index (which the Company also utilizes in the stock performance graph required by Item 201(e) of Regulation S-K included in its Annual Reports for each covered fiscal year) represent cumulative total shareholder return on a fixed investment of $100 in the Dow Jones U.S. Media Sector Index and the S&P Movies & Entertainment Index, respectively, for the period beginning on the last trading day of fiscal year 2020 through the end of the applicable fiscal year, and are calculated assuming the reinvestment of dividends. The following chart illustrates the CAP for the Company’s Chief Executive Officer and the average CAP for the Company’s Non-PEO NEOs for each of the last three fiscal years against the Company’s total shareholder return and the total shareholder return for each of the Dow Jones U.S. Media Sector and the S&P Movies & Entertainment Index (each calculated as described above) over that period of time.

The Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Compensation Committee has also not yet determined 2024 annual incentive bonuses for the PEO and the Non-PEO NEOs, and therefore, the CAP for the PEO and Non-PEO NEOs for fiscal year 2024 was not known at the time of this filing. The Company expects that such determinations will be made in the first quarter of fiscal 2025, at which time the chart showing the relationship between CAP and TSR required by Item 402(v) of Regulation S-K will be provided.

(5)

This column shows the Company’s net income (loss) for each fiscal year covered by the table. The following chart illustrates the CAP for the Company’s Chief Executive Officer and the average CAP for the Company’s Non-PEO NEOs for each of the last three fiscal years against the Company’s net income for each of those years.

The Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Compensation Committee has also not yet determined 2024 annual incentive bonuses for the PEO and the Non-PEO NEOs. The Company expects that such determinations will be made in the first quarter of fiscal 2025, at which time the chart will be provided.

(6)

This column shows the Company’s adjusted OIBDA for each fiscal year covered by the table. The Company considers adjusted OIBDA to be a key metric in its executive compensation program, used in determining corporate performance under fiscal year 2024 annual incentive plan. See the “Compensation Discussion and Analysis” section of this report for more information regarding the use of this performance measure in the Company’s executive compensation program and “Use of Non-GAAP Financial Measures” at the end of this section for the definition, adjustments and related reconciliation for this non-GAAP measure. The following chart illustrates the CAP for the Company’s Chief Executive Officer and the average CAP for the Company’s Non-PEO NEOs for each of the last three fiscal years against the Company’s adjusted OIBDA for each of those years.

The Company has not yet completed its review of the Company’s financial performance for the 2024 fiscal year. The Compensation Committee has also not yet determined 2024 annual incentive bonuses for the PEO and the Non-PEO NEOs. The Company expects that such determinations will be made in the first quarter of fiscal 2025, at which time the chart showing the relationship between CAP and adjusted OIBDA required by Item 402(v) of Regulation S-K will be provided.

Following is an unranked list of the company’s financial performance measures it considers most important in linking the compensation actually paid to the Company’s NEOs for fiscal 2024 with the Company’s performance.

•	Adjusted OIBDA (used in determining corporate performance for purposes of the annual incentive plan)

•	Volume-Weighted Average Stock Price (used in determining vesting of certain stock units granted to Named Executive Officers during the fiscal year)

•

Certain Discretionary Assessment of Achievement of Operational and Strategic Goals (used in determining individual performance for purposes of the annual incentive plan and the vesting of performance-based equity awards)

See the “Compensation Discussion and Analysis” section for more information regarding the use of these performance measures in the Company’s executive compensation program.

In general, the Company also views its stock price, upon which the value of all of the equity awards granted by the Company is dependent, as a key performance-based component of its executive compensation program in order to further align the interests of the Company’s senior management with the interests of the Company’s shareholders.

Director Compensation

Compensation Program

For fiscal 2024, the Company’s non-employee directors were compensated as follows:

Type of Compensation	Amount
Annual Equity Retainer	$150,000
Annual Cash Retainer	$100,000
Annual Board Chair Retainer	$52,000
Annual Audit & Risk Committee Chair Retainer	$30,000
Annual Compensation Committee Chair Retainer.	$30,000
Annual Nominating and Corporate Governance Committee Chair Retainer	$20,000
Annual Strategic Advisory Committee Chair Retainer	$20,000

The annual equity retainer consists of an award of restricted share units granted under the Company’s equity incentive plan then in effect with a grant date value of $150,000 granted annually on the date of date of the Company’s annual general meeting of shareholders (with $75,000 of the value based on the closing price Class A voting shares and $75,000 of the value based on the closing price of Class B non-voting shares on the date of grant, and the number of units rounded to the nearest whole unit). The restricted share units vest after one year following the date of grant (or, if earlier, the date of the annual general meeting of shareholders in the year after the year of grant) and will be paid in an equivalent number of Class A voting shares and Class B non-voting shares, as applicable. The Board retains discretion to provide for the award to instead be granted as a fixed amount of cash subject to the same vesting terms. The Board may also provide non-employee directors an election to defer payment of their vested awards in accordance with applicable tax law.

The annual cash retainer and other retainers set for in the table above will be paid, at the director’s election, in all cash, 50% in cash and 50% in the form of shares of common stock (with the 50% portion to be paid in shares to be paid 50% in Class A voting shares and 50% in Class B non-voting shares), or 100% in the form of shares of common stock (with 50% to be paid in Class A voting shares and 50% in Class B non-voting shares). The Board retains discretion to provide for retainers for one or more directors to be paid in a different mix of cash and shares of common stock (whether in Class A voting shares, Class B non-voting shares, or a combination thereof) as it determined appropriate. Retainers are paid in two installments, with the number of shares of common stock delivered in payment of any retainer determined by dividing the dollar amount of the retainer paid in the form of shares of common stock by the closing price of common stock (either Class A voting shares or Class B non-voting shares, as applicable) on the date of payment, and are fully vested at the time of payment.

Pursuant to the Company’s policies, non-employee directors will also be reimbursed for reasonable expenses incurred in the performance of their duties. The Board (or any committee of the Board within the authority delegated to it) has the right to amend this policy from time to time.

Director Onboarding and Education

Upon a new director’s appointment to the Board, an orientation is conducted by management and current Board members aiming to acquaint new directors with the Company’s business strategies, vital financial aspects, core values encompassing ethics and compliance, corporate governance practices, and key policies. This orientation involves meetings with senior management to delve into the Company’s strategy, business plan, risk profile, and provision of background material.

Additionally, the Company actively supports the ongoing education of its Board members, covering expenses for relevant continuing education programs. These programs are tailored to enhance the directors’ understanding of the Company’s operations, their responsibilities within the Board and its committees, and to stay updated on industry trends and developments.

Fiscal 2024 Director Compensation

The following table presents information regarding compensation earned or paid to each of the Company’s non-employee directors for services rendered during fiscal 2024. Messrs. Feltheimer and Burns, who are employed by the Company, do not receive any compensation for their services on the Board.

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2)(3) (c)	Option Awards ($)(3) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Mignon Clyburn	$100,000	$149,993	$—	$—	$—	$—	$249,993
Gordon Crawford	$120,000	$149,993	$—	$—	$—	$—	$269,993
Emily Fine	$100,000	$149,993	$—	$—	$—	$—	$249,993
Michael T. Fries	$195,832	$—	$—	$—	$—	$—	$195,832
John D. Harkey, Jr. (4)	$76,503	$149,993	$—	$—	$—	$—	$226,496
Susan McCaw	$100,000	$149,993	$—	$—	$—	$—	$249,993
Yvette Ostolaza	$120,000	$149,993	$—	$—	$—	$—	$269,993
Mark H. Rachesky, M.D.	$172,000	$149,993	$—	$—	$—	$—	$321,993
Daryl Simm	$130,000	$149,993	$—	$—	$—	$—	$279,993
Hardwick Simmons	$130,000	$149,993	$—	$—	$—	$—	$279,993
Harry E. Sloan	$100,000	$149,993	$—	$—	$—	$—	$249,993

(1)

The amounts reported in column (b) represent director annual retainer and chair fees, for fiscal 2024, paid, at the director’s election, either 50% in cash and 50% in the form of existing common stock, 100% in the form of existing common stock, or 100% in cash, as described above. The value of the common shares is calculated using the closing price of shares of common stock on the date of payment. Retainers and fees are paid twice a year. During fiscal 2024, the Company’s non-employee directors who elected to receive 50% of their retainers and fees in the form of common shares received the following number of shares: Ms. Clyburn, 6,599 shares, Ms. McCaw, 1,593 shares, Mr. Simm, 8,573 shares and Mr. Simmons, 8,767 shares. During fiscal 2024, the Company’s non-employee directors who elected to receive 100% of their retainers and fees in the form of common shares received the following number of shares: Mr. Crawford, 15,950 shares, Ms. Fine, 13,196 shares, Mr. Harkey, 3,079 shares, Ms. Ostolaza, 15,810 shares, Dr. Rachesky, 24,454 shares, and Mr. Sloan, 14,033 shares. For fiscal 2024, the Board determined that Mr. Fries would receive 100% of his retainer and fees in the form of cash (so that the amount reported in this column for Mr. Fries includes cash received in lieu of any equity award).

(2)

Each non-employee director then in office received a grant of 8,455 restricted share units with respect to Class A voting shares and 8,971 restricted share units with respect to Class B non-voting shares units on November 28, 2023 at the Company’s 2023 Annual General and Special Meeting of Shareholders (other than Mr. Fries, who receives cash in lieu of equity grants). The amounts reported in column (c) reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. The fair values of the restricted share units are determined based on the market value of the shares on the date of grant.

(3)

The following table presents the number of unvested stock awards held by each of the Company’s non-employee directors as of March 31, 2024. No non-employee directors held any outstanding option awards as of that date.

	Number of Unvested Restricted Share Units as of March 31, 2024
Director	LGF.A	LGF.B
Mignon Clyburn	10,710	11,382
Gordon Crawford	10,710	11,382
Emily Fine	10,710	11,382
Michael T. Fries	—	—
John D. Harkey, Jr.	8,455	8,971
Susan McCaw	10,710	11,382
Yvette Ostolaza	10,710	11,382
Mark H. Rachesky, M.D.	10,710	11,382
Daryl Simm	10,710	11,382
Hardwick Simmons	10,710	11,382
Harry E. Sloan	10,077	10,693

(4)	Mr. Harkey was appointed to the Board effective June 26, 2023.

Use of Non-GAAP Financial Measures

LIONS GATE ENTERTAINMENT CORP.

USE OF NON-GAAP FINANCIAL MEASURES

This proxy statement presents the following important financial measures utilized by Lions Gate Entertainment Corp. (the “Company,” “we,” “us” or “our”) that are not all financial measures defined by generally accepted accounting principles (“GAAP”). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization (“OIBDA”), adjusted for adjusted share-based compensation (“adjusted SBC”), purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill impairment, charges related to Russia’s invasion of Ukraine, and the gain on sale of Pantaya on March 31, 2021), when applicable.

•

Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with recent acquisitions. Accordingly, the full impact of the purchase accounting is included in the adjustment for “purchase accounting and related adjustments”, described below.

•

Adjusted share-based compensation represents share-based compensation excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.

•	Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable.

•

COVID-19 related charges or benefits include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs, and when applicable, certain motion picture and television impairments and development charges associated with changes in performance expectations or the feasibility of completing the project resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries, which are included in direct operating expense, when applicable. In addition, the costs include early or contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit, which are included in distribution and marketing expense, when applicable.

•

Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable.

•

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense.

Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense.

Total Segment Profit and Studio Business Segment Profit: We present the sum of our Motion Picture and Television Production segment profit as our “Studio Business” segment profit. Total segment profit and Studio Business segment profit, when presented outside of the segment information and reconciliations included in our consolidated financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. We use this non-GAAP measure, among other measures, to evaluate the aggregate operating performance of our business.

The Company believes the presentation of total segment profit and Studio Business segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by the Company’s management and enables them to understand the fundamental performance of the Company’s businesses before non-operating items. Total segment profit and Studio Business segment profit is considered an important measure of the Company’s performance because it reflects the aggregate profit contribution from the Company’s segments, both in total and for the Studio Business and represents a measure, consistent with our segment profit, that eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Not all companies calculate segment profit or total segment profit in the same manner, and segment profit and total segment profit as defined by the Company may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

Overall: These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income, as determined in accordance with GAAP. Reconciliations of the adjusted metrics utilized to their corresponding GAAP metrics are provided below.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF OPERATING INCOME (LOSS)

TO ADJUSTED OIBDA AND TOTAL SEGMENT PROFIT

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP measures, Adjusted OIBDA and Total Segment Profit:

	Year Ended March 31,
	2021 Actual	2022 Actual	2023 Plan	2023 Actual
	(Unaudited, amounts in millions)
Operating income (loss)	$170.6	$9.0	$(2.2)	$(1,857.7)
Gain on sale of Pantaya(1)	(44.1)	—	—	—
Goodwill impairment(2)	—	—	—	1,475.0
Adjusted depreciation and amortization(3)	44.3	43.0	41.8	40.2
Restructuring and other(2)	24.7	16.8	20.5	411.9
COVID-19 related charges (benefit)(4)	67.5	(3.4)	—	(11.6)
Programming and content charges(5)	—	36.9	—	7.0
Charges related to Russia’s invasion of Ukraine(6)	—	5.9	—	—
Adjusted share-based compensation expense(7)	85.5	100.0	139.8	97.8
Purchase accounting and related adjustments(8)	192.4	194.0	180.2	195.5

Adjusted OIBDA	$540.9	$402.2	$380.1	$358.1
Corporate general and administrative expenses	113.7	97.1	117.5	122.9

Total Segment Profit	$654.6	$499.3	$497.6	$481.0

(1)	Represents the gain before income taxes on the sale of the Company’s majority interest in Pantaya on March 31, 2021.
(2)	Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable, as shown in the table below:

	Year Ended March 31,
	2021 Actual	2022 Actual	2023 Plan	2023 Actual
	(Unaudited, amounts in millions)
Restructuring and other:
Content and other impairments(a)	$—	$—	$—	$385.2
Severance(b)
Cash	14.8	4.6	—	18.0
Accelerated vesting on equity awards	3.5	—	—	4.2

Total severance costs	18.3	4.6	—	22.2
COVID-19 related charges included in restructuring and other(c)	3.0	1.1	—	0.1
Transaction and other costs (benefits)(d)	3.4	11.1	20.5	4.4

	$24.7	$16.8	$20.5	$411.9

(a)

Media Networks Goodwill Impairment and Restructuring: In fiscal 2023, in the second quarter ended September 30, 2022, due to the macro and microeconomic conditions, including the competitive environment, continued inflationary trends and recessionary economies worldwide and its impact on the Company’s growth in subscribers worldwide, we began a plan to restructure our LIONSGATE+ business (formerly STARZPLAY International). This restructuring includes exiting the business in seven international territories (France, Germany, Italy, Spain, Benelux, the Nordics and Japan). Our Starz domestic operations have also been impacted by these current market conditions, and we have revised our subscriber growth and forecasted cash flow assumptions and implemented certain cost-saving measures. These changes in forecasted cash flow resulted in an impairment of $1.475 billion of goodwill related to the Media Networks segment in the second quarter ended September 30, 2022.

During the third quarter ended December 31, 2022, due to the continuing macro and microeconomic conditions which led to the LIONSGATE+ restructuring, we expanded our restructuring plan discussed above to identify additional cost-saving initiatives, which included a strategic review of content performance across Starz’s domestic and international platforms, resulting in certain programming being removed from those platforms and written down to fair value.

As a result of these restructuring initiatives, we recorded content impairment charges associated with impairment of programming related to the territories being exited and individual content abandonment upon removal of certain titles from the Starz platforms related to the Media Networks segment in the year ended March 31, 2023 of $379.3 million.

Other Impairments: Amounts in the fiscal year ended March 31, 2023 also include an impairment of an operating lease right-of-use asset related to the Studio business and corporate facilities associated with a portion of a facility lease that will no longer be utilized by the Company. The impairment reflects a decline in market conditions since the inception of the lease impacting potential sublease opportunities, and represents the difference between the estimated fair value, which was determined based on the expected discounted future cash flows of the lease asset, and the carrying value.

(b)	Severance costs were primarily related to the restructuring activities and other cost-saving initiatives.

(c)

Amounts represent certain incremental general and administrative costs associated with the COVID-19 global pandemic, such as costs related to transitioning the Company to a remote-work environment, costs associated with return-to-office safety protocols, and other incremental general and administrative costs associated with the COVID-19 global pandemic.

(d)

Transaction and other costs reflect transaction, integration and legal costs associated with certain strategic transactions, and restructuring activities and also include costs and benefits associated with certain legal matters. In the year ended March 31, 2023, these amounts include a benefit of $11.0 million for a settlement of a legal matter related to the Media Networks segment.

(3)

Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statements of operations less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in recent acquisitions which are included in the purchase accounting and related adjustments line item above, as shown in the table below:

	Year Ended March 31,
	2021 Actual	2022 Actual	2023 Plan	2023 Actual
	(Unaudited, amounts in millions)
Depreciation and amortization	$188.5	$177.9	$172.0	$180.3
Less: Amount included in purchase accounting and related adjustments	(144.2)	(134.9)	(130.2)	(140.1)

Adjusted depreciation and amortization	$44.3	$43.0	$41.8	$40.2

(4)

Amounts represent the incremental costs included in direct operating expense and distribution and marketing expense resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries, as presented in the table below. During the fiscal years ended March 31, 2023 and 2022, the Company has incurred a net benefit in direct operating expense due to insurance recoveries in excess of the incremental costs expensed in the period. These charges (benefits) are excluded from segment operating results.

	Year Ended March 31,
	2021 Actual	2022 Actual	2023 Plan	2023 Actual
	(Unaudited, amounts in millions)
COVID-19 related charges (benefit) included in:
Direct operating expense(a)	$50.6	$(3.6)	$—	$(11.6)
Distribution and marketing expense(b)	16.9	0.2	—	—
	$67.5	$(3.4)	$—	$(11.6)

(a)

Amounts reflected in direct operating expense include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs, net of insurance recoveries. In fiscal 2021, these charges also included film impairment due to changes in performance expectations resulting from circumstances associated with the COVID-19 global pandemic.

(b)

Amounts reflected in distribution and marketing expense primarily consist of contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit.

(5)

Amounts represent certain unusual programming and content charges. In the fiscal year ended March 31, 2023, the amounts represent development costs written off as a result of changes in strategy across the Company’s theatrical slate in connection with certain management changes and changes in the theatrical marketplace in the Motion Picture segment. In the fiscal year ended March 31, 2022, the amounts represent impairment charges recorded as a result of a strategic review of original programming on the STARZ platform, which identified certain titles with limited viewership or strategic purpose which were removed from the STARZ service and abandoned by the Media Networks segment. These charges are excluded from segment results and included in amortization of investment in film and television programs in direct operating expense on the consolidated statement of operations.

(6)

Amounts represent charges related to Russia’s invasion of Ukraine, primarily related to bad debt reserves for accounts receivable from customers in Russia, included in direct operating expense in the consolidated statements of operations, and excluded from segment operating results.

(7)	The following table reconciles total share-based compensation expense to adjusted share-based compensation expense:

	Year Ended March 31,
	2021 Actual	2022 Actual	2023 Plan	2023 Actual
	(Unaudited, amounts in millions)
Total share-based compensation expense	$89.0	$100.0	$139.8	$102.0
Less: Amount included in restructuring and other(a)	(3.5)	—	—	(4.2)

Adjusted share-based compensation	$85.5	$100.0	$139.8	$97.8

(a)

Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

(8)

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. The following sets forth the amounts included in each line item in the financial statements:

	Year Ended March 31,
	2021 Actual	2022 Actual	2023 Plan	2023 Actual
	(Unaudited, amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$1.0	$0.4	$0.2	$0.7
General and administrative expense(a)	47.2	58.7	49.8	54.7
Depreciation and amortization	144.2	134.9	130.2	140.1

	$192.4	$194.0	$180.2	$195.5

(a)

These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the amortization of the recoupable portion of the purchase price and the expense associated with the earned distributions related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense, as presented in the table below. The earned distributions related to 3 Arts Entertainment represent the 3 Arts Entertainment noncontrolling equity interest in the earnings of 3 Arts Entertainment and are reflected as an expense rather than noncontrolling interest in the consolidated statement of operations due to the relationship to continued employment.

	Year Ended March 31,
	2021 Actual	2022 Actual	2023 Plan	2023 Actual
	(Unaudited, amounts in millions)
Amortization of recoupable portion of the purchase price	$7.7	$7.7	$7.7	$7.7
Noncontrolling interest discount amortization	22.7	22.7	13.2	13.2
Noncontrolling equity interest in distributable earnings	16.8	28.3	28.9	33.8

	$47.2	$58.7	$49.8	$54.7

MANAGEMENT OF PUBCO AFTER THE BUSINESS COMBINATION

The following information concerning the management of Pubco is based on the Plan of Arrangement, the Pubco Closing Articles, the form of which is attached as Annex C to this proxy statement/prospectus, which is expected to be in effect in such form as of the consummation of the Business Combination, applicable law and current expectations of StudioCo and Lions Gate Parent and is subject to change.

Directors and Executive Officers

The executive officers of Pubco following the StudioCo Amalgamation will be as follows:

Name	Age	Position
Jon Feltheimer	72	Chief Executive Officer
Michael Burns	65	Vice Chair
James W. Barge	68	Chief Financial Officer
Brian Goldsmith	51	Chief Operating Officer
Bruce Tobey	64	Executive Vice President and General Counsel

The directors of Pubco following the StudioCo Amalgamation will be as follows:

Name	Age	Position
Michael Burns	65	Vice Chair, Director
Mignon Clyburn	62	Director
Gordon Crawford	77	Director
Priya Dogra	44	Director
Jon Feltheimer	72	Chief Executive Officer, Director
Emily Fine	50	Director
Michael T. Fries	61	Director
John D. Harkey, Jr.	63	Director
Susan McCaw	61	Director
Yvette Ostolaza	59	Director
Mark H. Rachesky. M.D.	65	Director
Daryl Simm	62	Director
Hardwick Simmons	83	Director
Harry E. Sloan	74	Director

In connection with the StudioCo Amalgamation, it is expected that (i) each of the officers and directors listed above will hold the indicated offices and (ii) each of the director nominees listed above will become members of the Pubco Board.

Executive Officers

Jon Feltheimer is the Chief Executive Officer and a member of the Board of Directors of Lions Gate Parent. During his entertainment industry career, Mr. Feltheimer has held leadership positions at Lions Gate Parent, Sony Pictures Entertainment and New World Entertainment, and has been responsible for tens of thousands of hours of television programming and hundreds of films. Prior to joining Lions Gate Parent, Mr. Feltheimer served as President of TriStar Television from 1991 to 1993, President of Columbia TriStar Television from 1993 to 1995, and President of Columbia TriStar Television Group and Executive Vice President of Sony Pictures Entertainment from 1995 to 1999, where he oversaw the launch of dozens of successful branded channels around the world. Mr. Feltheimer is a director of Grupo Televisa, S.A.B. (NYSE: TV; BMV: TLEVISA CPO).

Qualifications: During Mr. Feltheimer’s tenure, Lions Gate Parent has grown from its independent studio roots into a global media and entertainment leader encompassing world-class film and television operations backed by an 18,000-title library. As Chief Executive Officer, Mr. Feltheimer will provide a critical link to management’s perspective in Pubco Board discussions regarding the business and strategic direction of LG Studios. With extensive experience at three different studios in the entertainment industry, Mr. Feltheimer brings an unparalleled level of strategic and operational experience to the Pubco Board, as well as an in-depth understanding of Lionsgate’s industry and invaluable relationships within the business and entertainment community.

Michael Burns is Vice Chair and a member of the Board of Directors of Lions Gate Parent. Mr. Burns joined Lions Gate Parent’s Board of Directors in August 1999 and became Vice Chair in March 2000. Mr. Burns served as Managing Director and Head of Office at Prudential Securities’ Los Angeles Investment Banking Office from 1991 to March 2000, Mr. Burns has been a director and member of the Finance and Capital Allocation Committee, and the Nominating, Governance & Social Responsibility Committees of Hasbro, Inc. (NASDAQ: HAS) since 2014.

Qualifications: Mr. Burns has worked with Chief Executive Officer Jon Feltheimer in building Lions Gate Parent into a multibillion-dollar media and entertainment leader with world-class film and television studio operations. With an accomplished investment banking career prior to Lionsgate, in which he specialized in raising equity within the media and entertainment industry, Mr. Burns brings to the Pubco Board important business and financial expertise in its deliberations on complex transactions and other financial matters. Additionally, Mr. Burns’ extensive knowledge of and history with Lionsgate, financial background, in-depth understanding of the media and entertainment industry, connections within the business community and relationships with Lions Gate Parent shareholders, make him an invaluable member of the Pubco Board.

James W. Barge has been Lions Gate Parent’s Chief Financial Officer since October 2013. From October 2010 to November 2012, Mr. Barge served as the Executive Vice President, Chief Financial Officer of Viacom, Inc. (having served as its Executive Vice President, Controller, Tax and Treasury since January 2008), where he was responsible for overseeing all aspects of the company’s global finances and capital structure, as well as information technology, risk management and internal audit activities. Prior to joining Viacom, Mr. Barge served as Senior Vice President, Controller and Chief Accounting Officer (from October 2002 to December 2007) and Vice President and Controller (from February 2000 to October 2002) of Time Warner Inc., where he was responsible for the company’s overall financial planning, reporting and analysis, including budgeting and long-range planning, and led several shared service and global process improvement initiatives. Mr. Barge joined Time Warner in March 1995 as Assistant Controller. Prior to joining Time Warner, Mr. Barge held several positions at Ernst & Young, including Area Industry Leader of the Consumer Products Group and National Office Partner, where he was responsible for the resolution of SEC accounting and reporting issues. Mr. Barge is the Chair of the Audit Committee and a member of the Nominating and Governance Committee of Scholastic Corporation (NASDAQ: SCHL).

Brian Goldsmith has been Lions Gate Parent’s Chief Operating Officer since October 2012, and served as Lions Gate Parent’s Executive Vice President, Corporate Development and Strategy, from September 2008 to October 2012. Prior to that, Mr. Goldsmith served as the Chief Operating Officer and Chief Financial Officer of Mandate Pictures, LLC, a wholly-owned subsidiary of Lionsgate since September 2007.

Bruce Tobey has been Lions Gate Parent’s Executive Vice President and General Counsel since March 2023. Prior to that, Mr. Tobey was a partner at O’Melveny & Myers LLP, where he worked from August 2012 to March 2023. Prior to joining O’Melveny & Myers LLP, Mr. Tobey also served as Chief Operating Officer at CBS Films from March 2007 to December 2010, as Executive Vice President at Paramount Pictures Corporation from February 2001 to August 2005, and as a partner at Troop Steuber Pasich Reddick & Tobey, LLP (and its predecessor firm), where he worked from May 1986 to March 2000.

Directors

For more information about Jon Feltheimer and Michael Burns, see the subsection above entitled “Executive Officers”.

Mignon Clyburn is President of MLC Strategies, LLC, a Washington, D.C.-based consulting firm, a position she has held since January 2019. Previously, Ms. Clyburn served as a Commissioner of the U.S. Federal Communications Commission (the “FCC”) from 2009 to 2018, including as acting chair. While at the FCC, she was committed to closing the digital divide and championed the modernization of the agency’s Lifeline Program, which assists low-income consumers with voice and broadband service. In addition, Ms. Clyburn promoted diversity in media ownership, initiated Inmate Calling Services reforms, supported inclusion in STEM opportunities and fought for an open internet. Prior to her federal appointment, Ms. Clyburn served 11 years on the Public Service Commission of South Carolina and worked for nearly 15 years as publisher of the Coastal Times, a Charleston weekly newspaper focused on the African American community.

Other Directorships: Ms. Clyburn is a director of Lionsgate and has been a director of RingCentral, Inc. (NYSE: RNG) since November 2020. Ms. Clyburn previously served on the board of directors of Charah Solutions, Inc. until July 2023.

Qualifications: Ms. Clyburn has extensive experience as a state regulator of investor-owned utilities and as a federal commissioner in the technology and telecommunications fields. Such expertise and additional background as a successful business executive, makes Ms. Clyburn invaluable and well qualified to serve on the Pubco Board.

Gordon Crawford serves as Director Emeritus of the Board of Trustees of the U.S. Olympic and Paralympic Foundation (which he Chaired for nine years from its inception in 2013), and as a Life Trustee on the Board of Trustees of Southern California Public Radio (which he Chaired from 2005 to 2012). Mr. Crawford formerly served as Vice Chairman at The Nature Conservancy and is currently a member of the Emeritus Board of the Nature Conservancy. Mr. Crawford is a past Vice Chairman of the Paley Center for Media and a member of the Board of Trustees of Berkshire School. Mr. Crawford also served on the Board of the U.S. Olympic and Paralympic Committee, and as a member of the Board of the LA24 Olympic and Paralympic Bid Committee. For over 40 years, Mr. Crawford served in various positions at Capital Research and Management, a privately held global investment management company. In December 2012, Mr. Crawford retired as its Senior Vice President.

Other Directorships: Mr. Crawford is a director of Lionsgate and serves as Director Emeritus of the Board of Trustees of the U.S. Olympic and Paralympic Foundation (which he Chaired for nine years from its inception in 2013), and as a Life Trustee on the Board of Trustees of Southern California Public Radio (which he Chaired from 2005 to 2012). Mr. Crawford formerly served as Vice Chairman at The Nature Conservancy and is currently a member of the Emeritus Board of the Nature Conservancy. Mr. Crawford is a past Vice Chairman of the Paley Center for Media and a member of the Board of Trustees of Berkshire School. Mr. Crawford also served on the Board of the U.S. Olympic and Paralympic Committee, and as a member of the Board of the LA24 Olympic and Paralympic Bid Committee.

Qualifications: Mr. Crawford has been one of the most influential and successful investors in the media and entertainment industry for over 40 years. Mr. Crawford’s professional experience and deep understanding of the media and entertainment sector makes Mr. Crawford a valuable member of the Pubco Board.

Priya Dogra has most recently served as President and Managing Director, Warner Bros. Discovery, Europe, Middle East and Africa, overseeing the media company’s businesses across the region. Prior to this, Ms. Dogra led Warner Media’s (formerly, Time Warner) EMEA and Asia Pacific businesses from 2020 to 2022. Ms. Dogra joined Time Warner in 2009, where she held a number of senior roles including Head of Mergers & Acquisitions and Head of Strategy and Corporate Development, leading all major transactions and strategic initiatives across the company. Ms. Dogra began her career at Citi in investment banking covering the clients in the media and telecom sectors based out of Toronto, New York and London from 2002 to 2009.

Qualifications: Ms. Dogra has extensive experience in the media and entertainment industry, including in international operations, mergers and acquisitions, corporate finance, strategy, and business development. Ms. Dogra’s expertise in global film and television businesses, across commercial and creative functions, makes her an invaluable member of the Board.

Emily Fine is a principal of MHR Fund Management, a New York based private equity firm that manages approximately $5 billion of capital and has holdings in public and private companies in a variety of industries. Ms. Fine joined MHR Fund Management in 2002 and is a member of the firm’s investment committee. Prior to joining MHR Fund Management, Ms. Fine served as Senior Vice President at Cerberus Capital Management, L.P. and also worked at Merrill Lynch in the Telecom, Media & Technology Investment Banking Group, where she focused primarily on media merger and acquisition transactions.

Other Directorships: Ms. Fine is a director of Lionsgate and serves on the Board of Directors of Rumie Initiative, a non-profit organization dedicated to providing access to free educational content through digital microlearning.

Qualifications: Ms. Fine brings to the Pubco Board a unique perspective of Lionsgate’s business operations and valuable insight regarding financial matters. Ms. Fine has over 25 years of investing experience and experience working with various companies in the media industry, including, as a principal of MHR Fund Management, working closely with Lionsgate over the past fourteen years.

Michael T. Fries has served as the Chief Executive Officer, President and Vice Chairman of the Board of Directors of Liberty Global, plc (“Liberty Global”) (NASDAQ: LBTYA, LBTYB, LBTYK) since June 2005. Mr. Fries was Chief Executive Officer of UnitedGlobalCom LLC (“UGC”) from January 2004 until the businesses of UGC and Liberty Media International, Inc. were combined to form Liberty Global. As an executive officer of Liberty Global and co-founder of its predecessor, Mr. Fries has overseen its growth into a world leader in converged broadband, video and mobile communications. Liberty Global delivers next generation products through advanced fiber and 5G networks, and currently provides over 86 million connections across Europe and the U.K. Liberty Global’s joint ventures in the U.K. and the Netherlands generate combined annual revenue of over $17 billion, while remaining operations generate consolidated revenue of more than $7 billion. Through its substantial scale and commitment to innovation, Liberty Global is building Tomorrow’s Connections Today, investing in the infrastructure and platforms that empower customers and deploying the advanced technologies that nations and economies need to thrive. Additionally, Liberty Global’s investment arm includes a portfolio of more than 75 companies across content, technology and infrastructure.

Other Directorships: Mr. Fries is a director of Lionsgate and is Executive Chairman of Liberty Latin America Ltd. (since December 2017) (NASDAQ: LILA) and a director of Grupo Televisa S.A.B. (since April 2015) (NYSE: TV; BMV: TLEVISA CPO). Mr. Fries serves as a board member of CableLabs® and as a Digital Communications Governor and Steering Committee member of the World Economic Forum. Mr. Fries serves as trustee and finance committee member for The Paley Center for Media.

Qualifications: Mr. Fries has over 30 years of experience in the cable and media industry. As an executive officer of Liberty Global and co-founder of its predecessor, Mr. Fries has overseen its growth into a world leader in converged broadband, video and mobile communications. Liberty Global delivers next generation products through advanced fiber and 5G networks, and currently provides over 86 million connections across Europe and the U.K. Liberty Global’s joint ventures in the U.K. and the Netherlands generate combined annual revenue of over $17 billion, while remaining operations generate consolidated revenue of more than $7 billion. Through its substantial scale and commitment to innovation, Liberty Global is building Tomorrow’s Connections Today, investing in the infrastructure and platforms that empower customers and deploying the advanced technologies that nations and economies need to thrive. Additionally, Liberty Global’s investment arm includes a portfolio of more than 75 companies across content, technology and infrastructure. Mr. Fries’ significant executive experience in building and managing international distribution and programming businesses, in-depth knowledge of all aspects of a global telecommunications business and responsibility for setting the strategic, financial and operational direction for Liberty Global contribute to the Pubco Board’s consideration of the strategic, operational and financial challenges and opportunities of the Studio Business, and strengthen the Pubco Board’s collective qualifications, skills and attributes.

John D. Harkey, Jr. has served as the principal and founder of JDH Investment Management, LLC, an investment advisory firm, since 2007, and as chairman and chief executive officer of Consolidated Restaurant Operations, Inc., a full-service and franchise restaurants company, since 1998. Mr. Harkey is also a co-founder, and has served on the board of directors, of Cessation Therapeutics, a developer of vaccines for addictions to fentanyl, heroin and nicotine, since June 2018. In addition, he was a co-founder of AveXis, Inc., a biotechnology company, from 2010 until it was acquired in 2018 by Novartis AG, and served as executive chairman from 2010 to 2015. Mr. Harkey holds a B.B.A. in Business Honors from the University of Texas at Austin, a J.D. from the University of Texas School of Law, and an M.B.A. from Stanford Graduate School of Business.

Other Directorships: Mr. Harkey is a director of Lionsgate and serves on the board of directors of several privately-held companies and non-profit organizations, and previously served on the board of directors of Sumo Logic, Inc. until its acquisition by Francisco Partners in May 2023, Loral Space & Communications Inc., until its merger with Telesat Canada in November 2021, and Emisphere Technologies, Inc., until its acquisition by Novo Nordisk in December 2020.

Qualifications: Mr. Harkey has extensive operational experience as a private investor and chief executive, in both public and private companies, across a wide range of industries. Mr. Harkey qualifications and experiences, including executive leadership, global leadership, growth and operational scale, business development and strategy, finance and accounting, legal, regulatory, and compliance, and public company board membership, are invaluable to the Pubco Board.

Susan McCaw is currently the President of SRM Capital Investments, a private investment firm. Before this, Ms. McCaw served as President of COM Investments, a position she held from April 2004 to June 2019 except while serving as U.S. Ambassador to the Republic of Austria from November 2005 to December 2007. Prior to April 2004, Ms. McCaw was the Managing Partner of Eagle Creek Capital, a private investment firm investing in private technology companies, a Principal with Robertson, Stephens & Company, a San Francisco-based technology investment bank, and an Associate in the Robertson Stephens Venture Capital Group. Earlier in her career, Ms. McCaw was a management consultant with McKinsey & Company.

Other Directorships: Ms. McCaw is a director of Lionsgate and is a Director and member of the Leadership Development and Compensation Committee of Air Lease Corporation (NYSE: AL). Ms. McCaw is the Vice Chair of the Hoover Institution and a board member of the Ronald Reagan Presidential Foundation & Institute, Teach for America, and the Stanford Institute for Economic Policy Research. She is also a founding board member of the Malala Fund and serves as the Chair of the Knight-Hennessy Scholars Global Advisory Board. Ms. McCaw is also Trustee Emerita of Stanford University.

Qualifications: Ms. McCaw brings deep experience and relationships in global business and capital markets to the Pubco Board through her private sector experience in investment banking and investment management, and through her public service as a former U.S. Ambassador. Ms. McCaw holds a Bachelor’s Degree in Economics from Stanford University and a Masters of Business Administration from Harvard Business School. Ms. McCaw’s experience both as an investor and diplomat brings broad and meaningful insight to the Pubco Board’s oversight of the Studio Business.

Yvette Ostolaza has been a partner since October 2013 at Sidley Austin LLP, a global law firm with 21 offices in four continents and $3.1 billion in revenue. She currently serves as Sidley’s Management Committee Chair and as a member of the firm’s Executive Committee. Ms. Ostolaza has served on a number of nonprofit organizations as a board member or trustee. She regularly advises companies and boards in governance, crisis management, internal investigations, and litigation matters. Ms. Ostolaza was recently named to CNBC’s 2024 inaugural list of 50 “Changemakers: Women Transforming Business.” She has received-awards for her leadership, legal work, and community involvement, including the American Bar Association Margaret Brent award in 2023, Girls, Inc.’s “Woman of Achievement” award, Hispanic National Bar Law Firm Leader of 2022, Texas Lawyer’s Lifetime Achievement Award, and one of 20 “Women of Excellence” nationally by Hispanic Business magazine.

In 2018, she received the Anti-Defamation League’s Schoenbrun Jurisprudence Award for her outstanding leadership and exemplary contributions to the community.

Other Directorships: Ms. Ostolaza is a director of Lionsgate.

Qualifications: Ms. Ostolaza has spent her career developing a global practice representing public and private companies, board committees, and directors and officers in high-profile litigation, investigations, shareholder activism, regulatory, governance, and crisis management matters across a wide variety of industries. This breadth of experience provides important insight and counsel to the Pubco Board’s oversight of the Studio Business.

Mark H. Rachesky. M.D. is the Founder and Chief Investment Officer of MHR Fund Management LLC, a New York-based private equity firm that manages approximately $5 billion of capital and has holdings in public and private companies across a variety of industries. Dr, Rachesky is also the Non-Executive Chairman of the Board of Directors, member of the Nominating Committee and the Human Resources and Compensation Committee of Telesat Corporation (NASDAQ: TSAT), and a director and member of the Nominating Committee, the Corporate Governance Committee and the Compensation Committee of Titan International, Inc. (NYSE: TWI). Dr. Rachesky formerly served on the Board of Directors of Loral Space & Communications Inc. until its merger with Telesat Canada in November 2021, on the Board of Directors of Navistar International Corporation (NYSE: NAV) until its merger with Traton SE in July 2021, and on the Board of Directors of Emisphere Technologies Inc. until it was acquired by Novo Nordisk in December 2020. Dr. Rachesky also serves on the Board of Directors of Mt. Sinai Hospital Children’s Center Foundation, the Board of Advisors of Columbia University Medical Center, as well as the Board of Overseers of the University of Pennsylvania.

Other Directorships: Dr. Rachesky is a director of Lionsgate and the Non-Executive Chairman of the Board of Directors, member of the Nominating Committee and the Human Resources and Compensation Committee of Telesat Corporation (NASDAQ: TSAT), and a director and member of the Nominating Committee, the Corporate Governance Committee and the Compensation Committee of Titan International, Inc. (NYSE: TWI). Dr. Rachesky formerly served on the Board of Directors of Loral Space & Communications Inc. until its merger with Telesat Canada in November 2021, on the Board of Directors of Navistar International Corporation (NYSE: NAV) until its merger with Traton SE in July 2021, and on the Board of Directors of Emisphere Technologies Inc. until it was acquired by Novo Nordisk in December 2020. Dr. Rachesky also serves on the Board of Directors of Mt. Sinai Hospital Children’s Center Foundation, the Board of Advisors of Columbia University Medical Center, as well as the Board of Overseers of the University of Pennsylvania.

Qualifications: Dr. Rachesky has demonstrated leadership skills as well as extensive financial expertise and broad-based business knowledge and relationships. In addition, as the Chief Investment Officer of MHR Fund Management LLC, with a demonstrated investment record in companies engaged in a wide range of businesses over the last 25 plus years, together with his experience as chair and director of other public and private companies, Dr. Rachesky brings broad and insightful perspectives to the Pubco Board relating to economic, financial and business conditions affecting the Studio Business and its strategic direction.

Daryl Simm has been the President and COO of Omnicom Group, Inc. (NYSE: OMC) since November 2021. From February 1998 to November 2021, Mr. Simm was Chairman and Chief Executive Officer of Omnicom Media Group, a division of Omnicom Group, Inc. Mr. Simm leads one of the industry’s marketing services companies representing blue-chip global advertisers that connect their brands to consumers through entertainment content. The agencies he leads routinely receive accolades as the most effective and creative in their field and he has been recognized as one of the “100 most influential leaders in marketing, media and tech.” Earlier in his career, Mr. Simm ran P&G Productions, a prolific producer of television programming, where he was involved in large co-production ventures and international content distribution. Mr. Simm was also the top media executive at Procter & Gamble, the world’s largest advertiser and a pioneer in the use of branded entertainment content.

Other Directorships: Mr. Simm is a director of Lionsgate.

Qualifications: Mr. Simm leads one of the industry’s marketing services companies representing blue-chip global advertisers that connect their brands to consumers through entertainment content. The agencies he leads routinely receive accolades as the most effective and creative in their field and he has been recognized as one of the “100 most influential leaders in marketing, media and tech.” Earlier in his career, Mr. Simm ran P&G Productions, a prolific producer of television programming, where he was involved in large co-production ventures and international content distribution. Mr. Simm was also the top media executive at Procter & Gamble, the world’s largest advertiser and a pioneer in the use of branded entertainment content. Mr. Simm’s broad experience across the media and content space makes him well qualified to serve on the Pubco Board.

Hardwick Simmons currently serves as a director of several privately held companies. From February 2001 to June 2003, Mr. Simmons served first as Chief Executive Officer and then as Chairman and Chief Executive Officer at The NASDAQ Stock Market Inc. From May 1991 to December 2000, Mr. Simmons served as President and Chief Executive Officer of Prudential Securities Incorporated. From 2003 to 2016, Mr. Simmons was the Lead Director and Chairman of the Audit and Risk Committee of Raymond James Financial (NYSE: RJF).

Other Directorships: Mr. Simmons is a director of Lionsgate. From 2003 to 2016, Mr. Simmons was the Lead Director and Chairman of the Audit and Risk Committee of Raymond James Financial (NYSE:RJF).

Qualifications: Mr. Simmons, through an accomplished career overseeing one of the largest equity securities trading markets in the world and other large complex financial institutions, brings important business and financial expertise to the Pubco Board in its deliberations on complex transactions and other financial matters. In addition, his broad business knowledge, connections in the business community and valuable insight regarding investment banking and regulation are relevant to the Pubco Board’s oversight of the Studio Business.

Harry E. Sloan is a founder, public company chief executive officer and a leading investor in the media, entertainment and technology industries. Mr. Sloan is the Chairman and CEO of Eagle Equity Partners II, LLC (“Eagle Equity”). Under Mr. Sloan’s leadership, Eagle Equity has acquired and taken public, through special purpose acquisition companies, several digital media companies including, during 2020, Draft Kings, Inc. (Nasdaq: DKNG) (“DraftKings”) and Skillz Inc. (NYSE: SKLZ). Mr. Sloan has been at the forefront and evolution of the video gaming industry as one of the founding investors and a Board Member of Zenimax/Bethesda Game Studios, the awarding winning studio acquired by Microsoft in March 2021. Mr. Sloan co-founded Soaring Eagle Acquisition Corp., which raised $1.725 billion in its initial public offering in February 2021, and in September 2021, completed its initial business combination with Ginkgo Bioworks Holdings, Inc. (NYSE: DNA) (“Ginkgo”). In January 2022, Mr. Sloan and his partners launched Screaming Eagle Acquisition Corp. (NASDAQ: SCRM). Earlier in his career, Mr. Sloan was Chairman and Chief Executive Officer of MGM Studios and founded and led two public companies in the entertainment media arena, New World Entertainment and SBS Broadcasting, S.A. Mr. Sloan was also one of the founding investors of Lionsgate and served as Lionsgate’s Non-Executive Chairman from 2004 to 2005.

Other Directorships: Mr. Sloan is a director of Lionsgate and a member of the Board of Directors and a member of the Audit Committee of Ginkgo, and Vice Chairman of the Board of Directors and Chair of the Nominating and Corporate Governance Committee of DraftKings.

Qualifications: Mr. Sloan’s extensive experience as an international media investor, entrepreneur and studio executive makes him well qualified to serve on the Pubco Board.

As further described under “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions—Investor Rights Agreement,” certain investors of Lionsgate will have a right to appoint certain directors to the Pubco Board under the Investor Rights Agreement pursuant to the LG Parent Investor Rights Agreement. The initial designees to the Pubco Board of MHR Fund Management will be Dr. Mark H. Rachesky, Emily Fine and John D. Harkey, Jr. The initial designee to the Pubco Board of Liberty Global will be Michael T. Fries and the initial designee to the Pubco Board of Discovery will be Priya Dogra.

Corporate Governance

Pubco will be committed to good corporate governance, which will help it compete more effectively and build long-term shareholder value. Pubco will be governed by the Pubco Board and committees of the Pubco Board that meet throughout the year. Directors will discharge their responsibilities at Pubco Board and committee meetings through ongoing communication with each other and with management throughout the year.

Governance will be a continuing focus at Pubco, starting with the Pubco Board and extending to management and all employees. Therefore, the Pubco Board will review Pubco’s policies and business strategies and advise and counsel its Chief Executive Officer and the other executive officers who manage Pubco’s businesses, including actively overseeing and reviewing, on at least an annual basis, Pubco’s strategic plans.

In addition, Pubco will solicit feedback from shareholders on corporate governance and executive compensation practices and engage in discussions with various groups and individuals on these matters.

DESCRIPTION OF PUBCO SECURITIES

This section of the proxy statement/prospectus includes a description of the material terms of the Pubco Closing Articles and of applicable Canadian law as they will be in effect upon Closing of the Business Combination. The following description is intended as a summary only and does not constitute legal advice regarding those matters and should not be regarded as such. Unless stated otherwise, this description does not address any (proposed) provisions of Canadian law that have not become effective as per the date of this proxy statement/ prospectus. The description is qualified in its entirety by reference to the complete text of the Pubco Closing Articles, the form of which is attached as Annex C to this proxy statement/prospectus. We urge you to read the full text of the Pubco Closing Articles.

Authorized Share Capital

The authorized share capital of Pubco will consist of shares of the class or classes and series, if any, described in the notice of articles of Pubco. At Closing, the authorized share capital of Pubco will consist of an unlimited number of Pubco Common Shares. The authorized share capital of Pubco may be increased or decreased by a special resolution, which is a resolution passed at a general meeting where at least 66 2/3% of the votes cast are in favour of the resolution or by a resolution passed in writing by all of the shareholders holding shares that carry the right to vote at a general meeting. The directors of Pubco will be authorized to issue new Pubco Common Shares without shareholder approval. The rights and restrictions to which the Pubco Common Shares will be subject are set out in the Pubco Closing Articles.

Share Terms

Pubco Common Shares

Voting Rights

Except as provided by law, holders of Pubco Common Shares will be entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders, will have the right to vote for the election of directors and will not have cumulative voting rights.

Dividends

Holders of Pubco Common Shares will be entitled to receive ratably in proportion to the number of Pubco Common Shares held by them such dividends (payable in cash, shares or otherwise), if any, as may be declared from time to time by the board of directors of Pubco out of funds available for dividend payments. Dividends will not be declared where there are reasonable grounds for believing Pubco is insolvent or the payment of dividends would render Pubco insolvent. All outstanding Pubco Common Shares will be fully paid and non-assessable, and the Pubco Common Shares to be issued in connection with the transactions contemplated under the Business Combination Agreement will be fully paid and non-assessable. There will not be a fixed rate of dividends.

Conversion, Redemption, Liquidation and Preemptive Rights

Holders of Pubco Common Shares will have no preferences or rights of conversion, exchange, preemptive or other subscription rights. There will be no redemption provisions applicable to the Pubco Common Shares. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of Pubco’s affairs, holders of Pubco Common Shares will be entitled to share ratably in Pubco’s assets that are remaining after payment or provision for payment of all of Pubco’s debts and obligations in proportion to the Pubco Common Shares held by them.

Pubco Closing Articles

Provisions of Pubco Closing Articles may delay or discourage transactions involving an actual or potential change in control or change in Pubco’s management, including transactions in which shareholders might otherwise receive a premium for their shares, or transactions that Pubco’s shareholders might otherwise deem to be in their best interests. Therefore, these provisions could adversely affect the price of Pubco Common Shares.

These provisions are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of Pubco to first negotiate with Pubco. Pubco believes that the benefits of increased protection and its potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure Pubco outweigh the disadvantages of discouraging these proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

Among other things, the Pubco Closing Articles:

•

provide that directors of Pubco may only be removed by shareholders passing a special resolution with the requisite special majority of at least 66 2/3% of the votes cast at a meeting of shareholders entitled to vote in the election of directors, voting together as a single class;

•

establish advance notice procedures with regard to shareholder proposals relating to the nomination of candidates for election as directors. These procedures provide that notice of shareholder proposals must be timely given in writing to Pubco’s secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at Pubco’s principal executive offices not less than 30 days prior to the date of the annual general meeting of the shareholders. The Pubco Closing Articles specify the requirements as to form and content of all shareholders’ notices. These requirements may preclude shareholders from bringing matters before the shareholders at an annual general or special meeting;

•	provide that the authorized number of directors may only be set by the board of directors of Pubco;

•

provide that all vacancies, including newly created directorships that are not filled by the shareholders, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office;

•

provide that any action required or permitted to be taken by the shareholders must be effected at a duly called annual general or special meeting of shareholders and may not be effected by any consent in writing in lieu of a meeting of such shareholders unless the consent is unanimous among all the shareholders, which may potentially create logistic challenges for a public company with a large number of shareholders; and

•

provide that the Pubco Closing Articles can be amended or repealed at any general meeting of shareholders Pubco. Certain amendments to the Pubco Closing Articles are required be passed by a special resolution, which is a resolution passed at a general meeting where of at least 66 2/3% of the votes cast are in favour of the resolution or by a resolution passed in writing by all of the shareholders holding shares that carry the right to vote at a general meeting.

When interpreting a director’s duties under British Columbia law, Canadian courts have generally interpreted a director’s duty to act “in the best interest of the company” to comprehend a duty to treat all stakeholders affected by corporate actions equitably and fairly, including in the context of a change of control transaction. Accordingly, in determining what is “in the best interests of the company”, it may be legitimate for Pubco’s directors to consider the interests of not only the company’s shareholders, but other stakeholders, such as employees and creditors, as well.

Indemnification Matters

The Pubco Closing Articles provide that Pubco will indemnify its current and former directors and officers against all judgments, penalties or fines awarded or imposed in, or an amount paid in settlement of a legal proceeding or investigative action, whether current, threatened, pending or contemplated, in which such person, by reason of being or having been a director or officer of Pubco is or may be joined as a party or is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding. British Columbia law provides that a company must not indemnify a director if any of the following circumstances apply:

•

if the indemnity or payment is made under an earlier agreement to indemnify or pay expenses and, at the time that the agreement to indemnify or pay expenses was made, the company was prohibited from giving the indemnity or paying the expenses by its memorandum or articles;

•

if the indemnity or payment is made otherwise than under an earlier agreement to indemnify or pay expenses and, at the time that the indemnity or payment is made, the company is prohibited from giving the indemnity or paying the expenses by its memorandum or articles;

•

if, in relation to the subject matter of the eligible proceeding, the director did not act honestly and in good faith with a view to the best interests of the company or the associated corporation, as the case may be, with such associated corporation being an affiliate of the company or a partnership, trust, joint venture or other unincorporated entity in which the director served in the capacity as a director or a position equivalent to that thereof, at the request of the company; or

•

in the case of an eligible proceeding other than a civil proceeding, if the director did not have reasonable grounds for believing that the director’s conduct in respect of which the proceeding was brought was lawful.

The Pubco Closing Articles also permit Pubco to purchase insurance for the benefit of any current or former officer, director, employee or other agent of Pubco or an affiliate of Pubco or, at Pubco’s request, of another entity, for any liability arising out of that person’s actions in such capacity, regardless of whether British Columbia law would permit indemnification. Pubco intends to enter into indemnification agreements with each of its current and future directors and officers. These agreements will require Pubco to indemnify these individuals to the fullest extent permitted under British Columbia law against liability that may arise by reason of their service to Pubco, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified and have provided a written undertaking required under British Columbia law.

Transfer Agent and Registrar

The transfer agent and registrar for the Pubco Common Shares will be Continental Stock Transfer & Trust Company.

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

The rights of the SEAC Shareholders and the relative powers of the SEAC Board are governed by the laws of the Cayman Islands, including the Companies Act, and the SEAC Articles. As a result of the Business Combination, each outstanding SEAC Class A Ordinary Share that is not redeemed by the holder thereof will ultimately be exchanged for Pubco Common Shares at the StudioCo Amalgamation Effective Time. Because Pubco is a British Columbia company, the rights of the Pubco Shareholders will be governed by applicable British Columbia law, including the BC Act and the Pubco Closing Articles.

There are differences between the rights of SEAC Shareholders under Cayman Islands law and the rights of Pubco Shareholders following the completion of the Business Combination under British Columbia law. In addition, there are differences between the SEAC Articles and the Pubco Closing Articles, as those will be in effect from and at the StudioCo Amalgamation Effective Time.

The following is a summary comparison of the material differences between the rights of SEAC Shareholders under Cayman Islands law and the SEAC Articles and the rights SEAC Shareholders will have as Pubco Shareholders under British Columbia law and the Pubco Closing Articles, following the completion of the Business Combination. The discussion in this section does not include a description of certain other rights or obligations under U.S. and British Columbia securities laws or the applicable listing rules of Nasdaq many of which are similar to, or have an effect on, matters described herein under Cayman Islands or British Columbia law. Such other rights or obligations generally apply equally to SEAC Ordinary Shares and Pubco Common Shares.

This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights. Furthermore, the identification of some of the differences of these rights as material is not intended to indicate that other differences that may be equally important do not exist. SEAC Shareholders are urged to carefully read the relevant provisions of the Companies Act, the BC Act, the SEAC Articles and the Pubco Closing Articles that will be in effect following the StudioCo Amalgamation Effective Time. References in this section to the Pubco Closing Articles are references thereto as they will be in effect following the StudioCo Amalgamation Effective Time. As of the StudioCo Amalgamation Effective Time, the Pubco Closing Articles will be effective substantially in the form set forth in Annex C to this proxy statement/prospectus.

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)

Authorized Capital / Shares

The share capital of SEAC is US$48,100 divided into 400,000,000 Class A Ordinary Shares, 80,000,000 Class B Ordinary Shares and 1,000,000 preference shares of a par value of US$0.0001 each.

Under the SEAC Articles, SEAC by Ordinary Resolution, may increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as SEAC in general meeting may determine.

The authorized share capital of Pubco consists of an unlimited number of Pubco Common Shares without par value.

Subject to the BC Act and the rights of the holders of issued shares of Pubco, Pubco may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by Pubco, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices that the directors may determine.

The Pubco Closing Articles provide that alterations to Pubco’s authorized share structure may be passed by special resolution. Pursuant to the BC Act and the Pubco Closing Articles, a special resolution is a resolution passed by not less than two-thirds of the votes cast by the shareholders who voted in respect

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)

of such resolution or signed by all shareholders entitled to vote on such resolution.

The Pubco Closing Articles state that, if the BC Act does not specify the type of resolution required for an alteration, and if the Pubco Closing Articles do not specify a type of resolution, the company may resolve to alter the Pubco Closing Articles or the notice of articles by ordinary resolution, which is a resolution passed by not less than a majority of the votes cast by the shareholders who voted in respect of such resolution.

Voting Rights

Under the Companies Act and the SEAC Articles, routine corporate matters may be approved by an Ordinary Resolution. The SEAC Shareholders will have one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law or the applicable stock exchange rules then in effect.	Under the Pubco Closing Articles, holders of Pubco Common Shares are entitled to receive notice of, and to attend and vote at, all meetings of shareholders for each share held of record on all matters submitted to a vote of the shareholders. Each Pubco Common Share entitles its holder to one vote.

Appraisal / Dissenters’ Rights

Under the Companies Act, minority shareholders that dissent to a merger are entitled to be paid the fair market value of their shares, which if necessary may ultimately be determined by the court.	Under the BC Act, shareholders of a company are entitled to exercise dissent rights in respect of certain matters and to be paid the fair value of their shares for the company to purchase the shareholder’s shares. The dissent right is applicable where the company resolves such matters as to: (1) alter its articles to alter restrictions on the powers of the company or on the business it is permitted to carry on; (2) approve certain amalgamations; (3) approve a statutory arrangement, where the terms of the arrangement permit dissent; (4) sell, lease or otherwise dispose of all or substantially all of the company’s undertaking; or (5) continue the company into another jurisdiction. The BC Act provides that beneficial owners of shares who wish to exercise their dissent rights with respect to their shares must dissent with respect to all of the shares beneficially owned by them, whether or not they are registered in their name.

Dividends

Under the Companies Act and the SEAC Articles, and except as otherwise provided by the rights attached to any shares of SEAC, the SEAC directors may resolve to pay dividends and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of SEAC lawfully available therefor.	Under the BC Act, holders of Pubco Common Shares will be entitled to receive ratably in proportion to the number of Pubco Common Shares held by them such dividends (payable in cash, shares or otherwise), if any, as may be declared from time to time by the board of directors of Pubco out of funds available for dividend payments, subject to the rights, if any, of shareholders holding shares with special rights to

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)

A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid except out of SEAC’s realized or unrealized profits, out of the share premium account or as otherwise permitted by law.

Any dividend which remains unclaimed after six months from the date on which such dividend becomes payable may, in the discretion of SEAC Board, be paid into a separate account in SEAC’s name, provided that the dividend shall remain as a debt due to the applicable SEAC Shareholder.

As a matter of Cayman Islands corporate law, a Cayman Islands company may declare and pay a dividend on its shares out of either profit or share premium account, provided always that a dividend may not be paid if this would result in the company being unable to pay its debts as they fall due in the ordinary course of business.

dividends. Pubco may not declare or pay a dividend if there are reasonable grounds for believing that Pubco is insolvent or payment of the dividend would render Pubco insolvent. There will not be a fixed rate of dividends.

Redemption Rights

Upon consummation of the Initial Business Combination, the SEAC Articles provide holders of SEAC Class A Ordinary Shares with the opportunity to redeem their SEAC Class A Ordinary Shares at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net taxes paid or payable, if any), divided by the number of then issued Public Shares.

If SEAC seeks to amend any provision of the SEAC Articles that would affect the substance or timing of SEAC’s obligation to redeem 100% of the shareholders’ SEAC Class A Ordinary Shares if SEAC has not consummated the Initial Business Combination within 24 months from the consummation of the IPO, or 27 months from the consummation of the IPO if SEAC has executed a definitive agreement for its initial Business Combination within 24 months from the consummation of the IPO, SEAC must provide the SEAC Public Shareholders with the opportunity to redeem their SEAC Class A Ordinary Shares in connection with such vote.

After consummation of the Initial Business Combination, holders of SEAC Class A Ordinary Shares are not entitled to redemption rights with respect to their shares.

There will be no redemption rights upon completion of the Business Combination with respect to the Pubco Common Shares.

However, under the Pubco Closing Articles, Pubco may, subject to the special rights and restrictions attached to the shares of any class or series and the BC Act, acquire any of its shares, if authorized by the directors, at the price and upon the terms specified in the directors’ resolution, provided there are no reasonable grounds for believing that Pubco is insolvent or making the payment or providing the consideration would render Pubco insolvent.

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)

Pre-emptive Rights

None.	There are no preemptive rights relating to the Pubco Common Shares.

Lien on Shares and Calls on Shares

SEAC shall have a first and paramount lien on all shares (whether fully paid-up or not) registered in the name of a shareholder (whether solely or jointly with others) for all debts, liabilities or engagements to or with SEAC (whether presently payable or not) by such shareholder or his, her or its estate, either alone or jointly with any other person.	None.

Forfeiture of Shares

If a call or instalment of a call remains unpaid after it has become due and payable, SEAC Board may give to the person from whom it is due not less than fourteen (14) clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred or sustained by SEAC by reason of such non-payment.

If the notice is not complied with, any share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of SEAC Board.

The Pubco Closing Article do not contain provisions relating to forfeiture of shares.

Number and Qualification of Directors

The SEAC Board must consist of not less than one person; provided that such limits in the number of directors may be increased or reduced by the Ordinary Resolution. The directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible.	The number of directors may only be set by the board of directors of Pubco by resolution, and as Pubco will be a public company, it must have at least three directors. The Pubco Closing Articles also authorize directors to add one or more additional directors between annual general meetings, provided that the number of directors added does not exceed either one-third of the number of the first directors (if any of them are still in their first term) or otherwise one-third of then-current number of directors, not counting any “additional directors” that have been appointed by the directors.

Appointment and Removal of Directors

The SEAC Articles provide that SEAC may, prior to the closing of a Business Combination, by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution remove any Director.	At any annual general meeting at which directors are to be elected, a separate vote of shareholders entitled to vote will be taken with respect to each candidate nominated for director. Pursuant to the Pubco Closing Articles, any casual vacancy occurring in the board of directors may be filled by the directors. If there are fewer directors in office than the number set pursuant to the Pubco Closing Articles as the

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)

necessary quorum for the directors, the directors may only act for the purpose of appointing directors up to that number or by summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the BC Act, for any other purpose. If there are no directors or fewer directors in office than the number set pursuant to the Pubco Closing Articles as the necessary quorum for the directors, the shareholders may, by ordinary resolution, elect or appoint directors to fill the vacancies of the board. Pursuant to the Pubco Closing Articles, the directors may add one or more additional directors between annual general meetings, provided that the number of directors added does not exceed either one-third of the number of the first directors (if any of them are still in their first term) or otherwise one-third of then-current number of directors, not counting any “additional directors” that have been appointed by the directors.

Pursuant to the Pubco Closing Articles, shareholders that are entitled to vote may remove any director before the expiration of his or her term of office by special resolution, which requires approval by at least two-thirds of the votes cast in favor of the resolution. In that event, the shareholders may elect, by ordinary resolution, another individual as director to fill the resulting vacancy. If the shareholders do not appoint a director to fill the vacancy contemporaneously with removal, then either the directors or the shareholders by ordinary resolution may appoint an additional director to fill that vacancy. The directors may remove a director before the expiration of his or her period of office if the director is convicted of an indictable offence or otherwise ceases to qualify as a director and the directors may appoint a director to fill the resulting vacancy.

Quorum

Board of Directors. The quorum for the transaction of the business of the SEAC Board may be fixed by the SEAC Board, and unless so fixed shall be a majority of the directors then in office.	Board of Directors. The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the board of directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

Director Action by Written Consent

The SEAC Articles provide that a resolution in writing signed by all the directors will be valid and effective as if it had been passed at a meeting of the directors.	The Pubco Closing Articles provide that a resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)
to vote on it, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held.

Indemnification of Directors and Officers

Every member of SEAC management (including any alternate director) will be indemnified out of the assets of SEAC to the fullest extent permissible under the laws of the Cayman Islands against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, willful default or willful neglect, as determined by a court of competent jurisdiction.

The Pubco Closing Articles require Pubco to indemnify a director, officer, former director and former officer of Pubco (each an “eligible party”) and his or her heirs and legal personal representatives against all eligible penalties (a judgment, penalty, or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding) to which such person is or may be liable, and Pubco must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. An “eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which an eligible party or any of the heirs and personal or other legal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of, Pubco is or may be joined as a party, or is or may be liable for or in respect of a judgment, penalty, or fine in, or expenses related to, the proceeding. “Expenses” includes costs, charges, and expenses, including legal and other fees, but does not include judgments, penalties, fines, or amounts paid in settlement of a proceeding. The BC Act sets out certain circumstances prohibiting the company from paying an indemnity such as the eligible party did not act honestly and in good faith with a view to the best interests of the company.

Under the Pubco Closing Articles, for a period of six years from the date Pubco first adopts the Pubco Closing Articles, subject to the BC Act, Pubco must pay, as they are incurred in advance of a final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party for whom Pubco is obligated or has elected to indemnify pursuant to the Pubco Closing Articles in respect of that proceeding if Pubco has first received from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by the BC Act, the eligible party has to repay the amounts advanced.

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)

Fiduciary Duties of Directors

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•  duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•  duty to not improperly fetter the exercise of future discretion;

•  duty to exercise authority for the purpose for which it is conferred;

•  duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•  duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge, skill and experience of that director.

Under the BC Act, directors and officers have the following duties:

•  act honestly and in good faith with a view to the best interests of the company;

•  exercise the care, diligence and skill that a reasonably prudent individual would exercise in comparable circumstances;

•  act in accordance with the BC Act and the regulations; and

•  act in accordance with the articles of the company.

In addition, directors must be attentive to conflicts of interest and disclose them pursuant to the BC Act. The Pubco Closing Articles stipulate that a director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer of Pubco, must disclose the nature and extent of the conflict as required by the BC Act.

Limitation on Liability of Directors

No directors will be liable to SEAC for any loss or damage incurred by SEAC as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, willful default or willful neglect of such director, as determined by a court of competent jurisdiction.

The Pubco Closing Articles provide that Pubco will indemnify its directors and officers, as summarized above.

Under the BC Act, no provision in a contract or the articles may relieve a director or officer from (1) the duty to act in accordance with the BC Act and its regulations, or (2) liability that by virtue of any enactment or rule of law or equity would otherwise attach to that director or officer in respect of any negligence, default, breach of duty or breach of trust of which the director or officer may be guilty in relation to a company.

A director is not liable under the BC Act for certain acts if the director relied, in good faith, on (1) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the company, (2) a written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person, (3) a statement of fact represented to the director by an officer of the

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)

company to be correct, or (4) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not that record was forged, fraudulently made or inaccurate, or the information or representation was fraudulently made or inaccurate. Further, a director is not liable for certain acts if the director did not know and could not reasonably have known that the act done by the director or authorized by the resolution voted for or consented to by the director was contrary to the BC Act.

However, directors and officers may be held liable for the acts and omissions of the company, the board of directors, or individual directors and officers in certain circumstances.

Annual General Meeting

A Cayman Islands exempted company is not required by law to hold an annual general meeting but may determine to do so pursuant to its articles of association. The location of the meeting is determined in accordance with the articles of association.	The Pubco Closing Articles provide that, unless an annual general meeting is deferred or waived in accordance with the BC Act, Pubco must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and location (within or outside British Columbia) as may be determined by the directors (including a location that is entirely virtual such that the annual general meeting is held electronically without a physical location).

General Meetings

The SEAC Articles provide that general meetings may be called only by the directors, by the Chief Executive Officer or by the Chairman.

Shareholders may bring certain business before a general meeting by following the relevant procedures set out in the SEAC Articles.

Under the Pubco Closing Articles, the directors may, whenever they think fit, call a meeting of shareholders. Under the BC Act, a special meeting of shareholders may be called at any time for the transaction of any business the general nature of which is specified in the notice calling the meeting.

In addition, under the BC Act, the holders of at least a total of 5% of the issued shares of a company that carry the right to vote at a meeting have the right to require the directors to call a general meeting for such purposes as stated in the requisition. Shareholders can requisition a meeting any time. Upon meeting the technical requirements set out in the BC Act, and subject to certain exceptions in the BC Act, the directors must call a meeting of shareholders to be held not more than four months after receiving the requisition. If the directors do not

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)
send notice of such a meeting within 21 days after receiving the requisition, the requisitioning shareholders, or any one or more of them holding, in aggregate, more than 1/40 of the issued shares of a company that carry the right to vote at general meetings may send notice of a meeting to be held to transact the business stated in the requisition.

Notice Provisions and Record Date

At least five clear days’ notice in writing (counting from the date service is deemed to take place) will be given of any general meeting.	Under the BC Act and the Pubco Closing Articles, Pubco must send notice of any annual general meeting to each shareholder entitled to attend the

For the purpose of determining shareholders entitled to receive notice of, vote at any meeting of shareholders, or to determine those shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a shareholder for any other purpose, the directors may provide that the register of members will be closed for transfers for a stated period which will not exceed forty (40) days. If the register of members is not so closed and no record date is fixed for the determination aforementioned, the date on which notice of the meeting is sent or the date on which the resolution of the SEAC Board resolving to pay such dividend or other distribution is passed, as the case may be, shall be the record date for such determination of shareholders.

meeting, to each director and to the auditor of the company at least 21 days before the meeting.

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the BC Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than 21 days if and for so long as the company is a public company.

Quorum

Shareholders. The holders of one-third of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy constitutes a quorum.	Shareholders. Subject to the special rights or restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one or more persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 33 1/3% of the outstanding shares entitled to be voted at the meeting. If there is only one shareholder entitled to vote at a meeting of shareholders, (a) the quorum is one person who is, or who represents by proxy, that shareholder; and (b) that shareholder, present in person or by proxy, may constitute the meeting.

Shareholder Action Without Meeting / Acting by Written Consent

A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of SEAC Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had	If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the BC Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)
been passed at a general meeting of SEAC duly convened and held.	resolution passed select as the company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

Class and Derivative Shareholder Suits

SEAC’s Cayman Islands counsel is not aware of any reported class action having been brought in a Cayman Islands court. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. In most cases, the company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) SEAC management usually may not be brought by a shareholder. However, based on English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:

a company is acting, or proposing to act, illegally or beyond the scope of its authority;

the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against SEAC where the individual rights of that shareholder have been infringed or are about to be infringed.

Under the BC Act, a shareholder or director must have leave of the court in order to bring a derivative action. The court may grant leave if: (1) the complainant has made reasonable efforts to cause the directors to prosecute or defend the legal proceeding; (2) notice of the application for leave has been given to the company and any other person that the court may order; (3) the complainant is acting in good faith; and (4) it appears to the court to be in the company’s best interests for the legal proceeding to be prosecuted or defended.

Under the BC Act, the court in a derivative action may make any order it determines to be appropriate. In addition, a court may order a company to pay the shareholder’s interim costs, including legal fees and disbursements. However, the shareholder may be held accountable for the costs on final disposition of the action.

In addition, an oppression remedy is available to shareholders pursuant to the BC Act. Where the company is conducting its affairs, or the directors are exercising their powers, in an oppressive manner, or in a way that is unfairly prejudicial to one or more of the shareholders, a shareholder may apply to the court for a remedy. A shareholder includes a beneficial owner of a share and any other person whom the court considers to be an appropriate person to make an application. If the court agrees, it has broad discretion to order a remedy it sees fit, including, but not limited to, directing or prohibiting any act, regulating the conduct of the company’s affairs and removing any director.

Anti-Takeover Provisions

The SEAC Articles provide that the SEAC Board will be classified into three (3) classes of directors. As a result, in most circumstances, a person can gain control of the board only by successfully engaging in a proxy contest at two or more annual general meetings.

The authorised but unissued ordinary shares and preferred shares are available for future issuances without shareholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee

The Pubco Closing Articles do not have anti-takeover provisions.

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)
benefit plans. The existence of authorized but unissued and unreserved ordinary shares and preferred shares could render more difficult or discourage an attempt to obtain control of SEAC by means of a proxy contest, tender offer, merger or otherwise.

Variation of Rights Attaching to a Class / Series of Shares

Under Cayman Islands law and the SEAC Articles, the rights attached to any class of shares may only be materially adversely varied with the consent in writing of the holders of not less than two-thirds of the issued shares of that class or with the approval of a resolution	Under the Pubco Closing Articles, the company may by special resolution: (a) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have

passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the shares of that class.	been issued; or (b) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

Amendments to Governing Documents

Under the Companies Act, any amendment to the memorandum and articles of association of a company generally requires the approval of shareholders by way of special resolution passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted in respect of that resolution at a duly constituted meeting (or such higher threshold as required by the company’s articles of association) or a written resolution signed by all of the shareholders entitled to vote on that resolution. The directors have no power to make, amend or repeal the memorandum and articles of association of a company.	Under the BC Act, the Pubco Closing Articles may be amended by (1) the type of resolution specified in the BC Act, (2) if the BC Act does not specify a type of resolution, then by the type specified in the Pubco Closing Articles, or (3) if the Pubco Closing Articles do not specify a type of resolution, then by special resolution, which requires two-thirds of the votes cast by shareholders in order to pass. The Pubco Closing Articles specify that if neither the BC Act nor the Pubco Closing Articles specify another type of resolution, Pubco may by ordinary resolution alter the Pubco Closing Articles or notice of articles.

Dissolution /Liquidations

The SEAC Articles provides that in the event that SEAC does not consummate a business combination on or before the Deadline Date, SEAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the SEAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to SEAC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then SEAC Public Shares in issue, which redemption will completely extinguish SEAC Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such	The Pubco Closing Articles do not contain provisions about the winding up, dissolution or liquidation of Pubco. Under the BC Act, a special resolution is generally required to approve corporate matters that may materially affect the rights of shareholders or are of a transformative nature for the company such as the winding up or liquidation of the company.

Rights of SEAC Shareholders (a Cayman Islands Exempted Company)	Rights of Pubco Shareholders (a British Columbia Company)
redemption, subject to the approval of SEAC’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEAC Relationships and Related Party Transactions

On November 5, 2021, SEAC Sponsor purchased an aggregate of 17,250,000 Founder Shares in exchange for a capital contribution of $25,000, or approximately $0.0014 per share.

SEAC Sponsor purchased an aggregate of 11,733,333 SEAC Private Placement Warrants in connection with the SEAC IPO, at a price of $1.50 per warrant, or $17,600,000 in the aggregate. Each SEAC Private Placement Warrant entitles the holder to purchase one SEAC Class A Ordinary Share at $11.50 per share. The SEAC Private Placement Warrants (including the SEAC Class A Ordinary Shares issuable upon exercise of the SEAC Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Business Combination.

SEAC currently sub-leases its executive offices at 955 Fifth Avenue, New York, NY, 10075 from Global Eagle Acquisition LLC, an affiliate of SEAC Sponsor. Commencing upon consummation of the SEAC IPO, SEAC reimburses Global Eagle Acquisition LLC for office space, secretarial and administrative services provided to members of its management team in an amount not to exceed $15,000 per month. Upon completion of the Business Combination or liquidation, it will cease paying these monthly fees.

SEAC management are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on SEAC’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. It is anticipated that SEAC Sponsor will make certain loans or advances to SEAC to cover certain SEAC expenses, including regulatory fees, legal and travel expenses, in connection with the Closing. These advances or loans from SEAC Sponsor will be recorded in the ordinary course of SEAC’s financial statements when they are made. As of the date of this proxy statement/prospectus, no out-of-pocket expenses have been submitted to SEAC for reimbursement in connection with the Closing. SEAC’s audit committee reviews on a quarterly basis all payments that were made to SEAC Sponsor, SEAC’s officers, directors or its or their affiliates.

SEAC will indemnify SEAC Sponsor from any claims arising out of or relating to the SEAC IPO or the company’s operations or conduct of SEAC’s business (including the Business Combination) or any claim against SEAC Sponsor alleging any expressed or implied management or endorsement by SEAC Sponsor of any of SEAC’s activities or any express or implied association between SEAC Sponsor and SEAC or any of its affiliates, which agreement will provide that the indemnified parties cannot access the funds held in the Trust Account.

On November 5, 2021, SEAC issued a Promissory Note to SEAC Sponsor, pursuant to which SEAC could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2022 or (ii) the completion of the SEAC IPO. The Promissory Note was paid in full on January 11, 2022 and borrowings under the Promissory Note are no longer available. In addition, in order to finance transaction costs in connection with an intended initial business combination, including the Business Combination, SEAC Sponsor or an affiliate of SEAC Sponsor or certain of its officers and directors may, but are not obligated to, loan SEAC funds as may be required on a non-interest basis. If SEAC completes a business combination, including the Business Combination, SEAC would repay the working capital loans out of the proceeds of the Trust Account released. Otherwise, the working capital loans would be repaid only out of funds held outside the Trust Account. In the event that the Business Combination does not close, SEAC may use a portion of the working capital held outside the Trust Account to repay the working capital loans but no proceeds from the Trust Account would be used to repay the working capital loans. Such loans may be convertible into SEAC Private Placement Warrants of Pubco at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the SEAC Private Placement Warrants.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SEAC, SEAC Sponsor, StudioCo and Lions Gate Parent entered into a Sponsor Support Agreement, pursuant to which, among other things, SEAC Sponsor has agreed to (i) one business day prior to the Closing Date, immediately following the Unit Separation and prior to the SEAC merger, surrender, forfeit and transfer to SEAC, for no consideration and without further right thereto, and consent to the termination and cancellation of, the SEAC Private Placement Warrants held by it, (ii) not transfer any securities of SEAC held by it until the earlier of (a) the Closing and (b) the valid termination of the Sponsor Support Agreement, subject to certain exceptions as provided in the Sponsor Support Agreement or permitted by the Business Combination Agreement or other agreement in connection with the Proposed Transactions; and (iii) vote all SEAC Ordinary Shares held by it in favor of each of the proposals to be presented at the SEAC Shareholders’ Meeting.

Additionally, SEAC Sponsor agreed to purchase, or cause its affiliates to purchase in the open market, in the aggregate, no less than 5.81% of the outstanding SEAC Public Warrants within the Warrant Re-Purchase Cut-Off Date, which would cost the SEAC Sponsor or its affiliates an aggregate of approximately $726,000, assuming a purchase price of $0.50 per SEAC Public Warrant. If SEAC Sponsor fails to complete the Purchase Obligation, then SEAC Sponsor shall irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity to extinguish and cancel an amount of Pubco Common Shares delivered to SEAC Sponsor at the Closing equivalent in value to the SEAC Public Warrant Cutback Amount.

Registration Rights

Concurrently with the Closing, Pubco, Studio HoldCo and SEAC Sponsor will enter into the A&R Registration Rights Agreement, pursuant to which, among other things, Pubco will agree that, within 30 days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) the Resale Registration Statement, and Pubco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights.

Lock-Up Agreement

In connection with the Closing, SEAC Holders and Lionsgate Holders will enter into the Lockup Agreement with Pubco. Pursuant to the Lockup Agreement, the SEAC Holders will agree not to transfer (except for certain permitted transfers) the Lockup Shares held by them until the earliest of (i) the date that is one year after the Closing Date, (ii) (x) with respect to 50% of the SEAC Lock-Up Shares, the date on which the Trading Price of the Pubco Common Shares equals or exceeds $12.50 per share and (y) with respect to the remaining 50% of the SEAC Lock-Up Shares, the date on which the Trading Price of a Pubco Common Share equals or exceeds $15.00 per share, in each case at least 180 days after the Closing Date, and (iii) the date on which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, spin-off, separation, distribution, reorganization or other similar transaction.

Sponsor Option Agreement

One business day prior to the Closing, in connection with the Sponsor Securities Repurchase, SEAC, New SEAC and SEAC Sponsor will enter into the Sponsor Option Agreement, pursuant to which SEAC Sponsor will receive, as partial consideration for the Sponsor Securities Repurchase (with respect to the SEAC Class B Ordinary Shares held by SEAC Sponsor), 2,200,000 SEAC Sponsor Options, each of which will entitle SEAC Sponsor to purchase one SEAC Class A Ordinary Share at $0.0001 per share. In connection with the Transactions, the SEAC Sponsor Options will ultimately become options to purchase Pubco Common Shares pursuant to the terms of the Sponsor Option Agreement.

The SEAC Sponsor Options will become exercisable, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, (i) on or after the date on which the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) if a change of control occurs, subject to certain conditions.

StudioCo Relationships and Related Party Transactions

Separation Agreement

In connection with the Business Combination, prior to the Closing, Lions Gate Parent and StudioCo will enter into a separation agreement (the “Separation Agreement”), pursuant to which (i) the assets and liabilities of the Studio Business (including certain subsidiaries of Lions Gate Parent engaged in the Studio Business) will be separated from the assets and liabilities of the Starz Business (including certain subsidiaries of Lions Gate Parent engaged in the Starz Business) and transferred to StudioCo such that StudioCo holds, directly or indirectly, all of the assets and liabilities of the Studio Business, and (ii) all of Lions Gate Parent’s equity interests in StudioCo will be transferred to Studio HoldCo.

The Separation Agreement will require StudioCo to indemnify Lions Gate Parent for losses arising from certain liabilities of the Studio Business and will require Lions Gate Parent to indemnify StudioCo for losses arising from certain liabilities of the Starz Business.

Shared Services Agreement/Overhead Sharing Agreement

In connection with the Business Combination, prior to the Closing, Lions Gate Parent and StudioCo (or such other affiliates of Lions Gate Parent, as applicable) will enter into a shared services and overhead sharing agreement to take effect at the StudioCo Amalgamation Effective Time which shall facilitate the allocation to Pubco of all corporate general and administrative expenses of Lions Gate Parent, except for an amount of $10 million to be allocated annually to Lions Gate Parent or one of its subsidiaries, with reimbursements to be made by the parties as necessary in connection with such allocations.

The corporate general and administrative expenses that will be allocated to Pubco will include salaries and wages for certain executives and other corporate officers related to executive oversight, investor relations costs, costs for the maintenance of corporate facilities, and other common administrative support functions, including corporate accounting, finance and financial reporting, audit and tax costs, corporate and other legal support functions, and certain information technology and human resources. It is not anticipated that Pubco will adopt any stock-based plans or arrangements following the closing, and therefore it will not issue securities of Pubco as equity compensation to officers, employees or directors. The parties anticipate that such individuals will continue to receive awards of equity and equity-based compensation pursuant to the existing plans of Lions Gate Parent. Such awards will be treated as a capital contribution by Lions Gate Parent to Pubco, and the accounting expenses for such awards will be allocated to Pubco. For the years ended March 31, 2023, 2022 and 2021, such corporate general and administrative expenses (inclusive of stock-based compensation) totaled $158.9 million, $124.5 million and $138.6 million respectively. See the section entitled “Studio Business of Lions Gate Entertainment Corp.—Components of Results of Operations—Expenses” for additional information.

In addition, if any of the directors of StudioCo is also serving on (or is an observer of) the Board of Directors of Lions Gate Parent, the director will be compensated solely by Lions Gate Parent in accordance with Lions Gate Parent’s non-employee director compensation program and will not receive additional compensation from Pubco.

Tax Matters Agreement

In connection with the Business Combination, Lions Gate Parent and Pubco will enter into a tax matters agreement that will govern the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, certain indemnification rights with respect to tax matters, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes.

Intercompany Financing Arrangement

In connection with the Business Combination, Lions Gate Parent intends to cause one or more of its subsidiaries, as lender, to enter into a intercompany note with LG Studios and one or more of its subsidiaries, as borrower.

Pursuant to the intercompany note, LG Studios will have access to a revolving line of credit and be obligated to make certain amortization and interest payments on amounts owing under the note. The obligations under the note will be subordinated to the borrower’s obligations as guarantor of the Credit and Guarantee Agreement, dated as of December 8, 2016 (as amended through Amendment No. 4, dated as of April 6, 2021, the “Lions Gate Parent Credit Agreement”) between Lions Gate Capital Holdings LLC, an indirect wholly-owned subsidiary of Lions Gate Parent (“LGCH”), and the lenders and other parties party thereto and JPMorgan Chase Bank, N.A. as administrative agent, and the Indenture, dated as of April 1, 2021, by and among LGCH, as issuer, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (the “Lions Gate Parent Indenture”).

Investor Rights Agreement

On November 10, 2015, (i) Liberty Global Incorporated Limited, a limited company organized under the laws of the United Kingdom (or its successor, “Liberty”) and a wholly-owned subsidiary of Liberty Global Ltd., a Bermuda exempted company limited by shares (“Liberty Global”), agreed to purchase 5,000,000 of Lions Gate Parent’s then outstanding common shares from funds affiliated with MHR Fund Management, LLC (“MHR Fund Management”), and (ii) Discovery Lightning Investments Ltd., a limited company organized under the laws of the United Kingdom (“Discovery Lightning”) and a wholly-owned subsidiary of Warner Bros. Discovery, Inc. (“Discovery”) agreed to purchase 5,000,000 of Lions Gate Parent’s then outstanding common shares from funds affiliated with MHR Fund Management (collectively, the “Purchases”).

In connection with the Purchases, on November 10, 2015, Lions Gate Parent entered into an investor rights agreement with Liberty Global, Discovery, Liberty, Discovery Lightning and certain affiliates of MHR Fund Management (as amended from time to time, the “LG Parent Investor Rights Agreement”). The LG Parent Investor Rights Agreement provides that, among other things, (i) for so long as funds affiliated with MHR Fund Management beneficially own at least 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent will include three (3) designees of MHR Fund Management (at least one of whom will be an independent director and will be subject to LGEC Board approval) on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders and (ii) for so long as funds affiliated with MHR Fund Management beneficially own at least 5,000,000, but less than 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent will include one designee of MHR Fund Management on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders.

In addition, the LG Parent Investor Rights Agreement provides that (i) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent’s will include one designee of Liberty and one designee of Discovery Lightning on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders and (ii) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 5,000,000, but less than 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent will include one designee of Liberty and Discovery Lightning, collectively, on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders, selected by (a) Liberty, if Liberty individually exceeds such 5,000,000 common share threshold but Discovery Lightning does not, (b) Discovery Lightning, if Discovery Lightning individually exceeds such 5,000,000 common share threshold but Liberty does not and (c) Liberty and Discovery Lightning, jointly, if neither Liberty nor Discovery Lightning individually exceeds such 5,000,000 common share threshold.

In connection with the Business Combination, Pubco, Liberty, Liberty Global, Discovery, Discovery Lightning, MHR Fund Management, and funds affiliated with MHR Fund Management will enter into an investor rights agreement (the “Investor Rights Agreement”) that duplicates the provisions of the LG Parent Investor Rights Agreement described above with respect to Pubco, to be effective immediately as of the consummation of the

Business Combination. Under the Investor Rights Agreement, the initial designees to the Pubco Board of MHR Fund Management will be Dr. Mark H. Rachesky, Emily Fine and John D. Harkey, Jr. The initial designee to the Pubco Board of Liberty Global will be Michael T. Fries and the initial designee to the Pubco Board of Discovery will be Priya Dogra.

The foregoing summary does not purport to describe all of the terms of the LG Parent Investor Rights Agreement or the Investor Rights Agreement and is qualified in its entirety by reference to the complete text of the LG Parent Investor Rights Agreement, which was filed as Exhibit 10.1 to Lions Gate Parent’s Current Report on Form 8-K, filed with the SEC on November 10, 2015, and the Investor Rights Agreement, which will be filed on a Current Report on Form 8-K by Lions Gate Parent following the Closing.

Voting and Standstill Agreement

Also in connection with the Purchases, on November 10, 2015, Lions Gate Parent entered into a voting and standstill agreement with Liberty Global, Liberty, Discovery Lightning, Discovery, Dr. John C. Malone, MHR Fund Management and certain affiliates of MHR Fund Management (as amended from time to time, the “Voting and Standstill Agreement”). Under the Voting and Standstill Agreement, Liberty and Discovery have agreed to vote, in any vote of Lions Gate Parent’s shareholders on a merger, amalgamation, plan of arrangement, consolidation, business combination, third party tender offer, asset sale or other similar transaction involving Lions Gate Parent or any of its subsidiaries (and any proposal relating to the issuance of capital, increase in the authorized capital or amendment to any constitutional documents in connection with any of the foregoing), all of the common shares beneficially owned by them (together with certain of their affiliates) in excess of 18.5% of Lions Gate Parent’s outstanding voting power in the aggregate in the same proportion as the votes cast by other shareholders.

In addition, each of Liberty, Discovery and MHR Fund Management (together with certain of their affiliates) has agreed that as long as any of them have the right to nominate at least one representative to the board of directors of Lions Gate Parent, each of them will vote all of Lions Gate Parent’s common shares owned by them (together with certain of their affiliates) in favor of each of the other’s respective director nominees, subject to certain exceptions set forth in the Voting and Standstill Agreement.

Under the Voting and Standstill Agreement, Liberty and Discovery (together with certain of their affiliates) have also agreed that if they sell or transfer any of their common shares to a shareholder or group of shareholders that beneficially own 5% or more of Lions Gate Parent’s common shares, or that would result in a person or group of persons beneficially owning 5% or more of Lions Gate Parent’s common shares, any such transferee would have to agree to the Voting and Standstill Agreement, subject to certain exceptions set forth in the Voting and Standstill Agreement.

In connection with the Business Combination, Pubco, Liberty, Liberty Global, Discovery, Discovery Lightning, MHR Fund Management, and funds affiliated with MHR Fund Management will enter into an amendment to the Voting and Standstill Agreement (the “Amendment to the Voting and Standstill Agreement”) to add Pubco as a party thereto and the foregoing provisions of the Voting and Standstill Agreement shall apply to Pubco. Additionally, under the Amendment to the Voting and Standstill Agreement, LGEC will agree to vote its Common Shares in favor of designees of Liberty Global, Discovery and MHR Fund Management to the board of directors of Pubco.

The foregoing summary does not purport to describe all of the terms of the Voting and Standstill Agreement and is qualified in its entirety by reference to the complete text of the Voting and Standstill Agreement and previous amendment, which were previously filed as Exhibit 10.12 and Exhibit 10.12.1, respectively, to the registration statement of which this proxy statement/prospectus forms a part, and to the complete text of the Amendment to the Voting and Standstill Agreement, which will be filed on a Current Report on Form 8-K by Lions Gate Parent following the Closing.

Other Commercial Arrangements

Following the consummation of the Business Combination, Lions Gate Parent (or certain of its subsidiaries) and LG Studios (or certain of its subsidiaries) will continue to be parties to certain commercial agreements, which may include: (i) a master originals content licensing agreement that will license SVOD and pay television rights to Starz for certain LG Studios owned first-run original series for Starz’s global footprint, and will include terms that are customary in the industry for arrangements of this nature (including license fees equal to a percentage of the approved budget and industry-standard holdbacks); (ii) a multiyear pay 1 television output arrangement, granting Starz an exclusive U.S. pay television/SVOD license for Lionsgate- or Summit-branded films theatrically released in the U.S., with industry-standard holdbacks and pricing based on each film’s domestic box office performance; (iii) a production services agreement for LG Studios’ production services for the physical production (including clearance and insurance) of certain scripted series developed and owned by Starz, under which Starz shall pay all approved production costs and pay LG Studios a negotiated industry-standard producer fee; and (iv) a distribution agreement authorizing LG Studios to globally sublicense on an exclusive basis off-platform linear, on-demand, and transactional rights to certain original series owned by Starz (subject to industry-standard holdbacks to preserve periods of exclusivity for Starz’s platforms) for an industry-standard percentage of sales net distribution costs.

Pubco’s Procedures for Approval of Related Persons Transactions

Pubco will establish, and the Pubco Board will adopt, a written related persons transactions policy to monitor transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, in which Pubco and any of the following have an interest: (i) any person who is or was an executive officer, director, or director nominee of Pubco at any time since the beginning of Pubco’s last fiscal year; (ii) a person who is or was an immediate family member (as defined in the policy) of an executive officer, director, or director nominee at any time since the beginning of Pubco’s last fiscal year; (iii) any person who, at the time of the occurrence or existence of the transaction, is greater than 5% beneficial owner of Pubco’s common stock; (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member (as defined in the policy) of the greater than 5% beneficial owner of Pubco’s common stock; or (v) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in which such person has a 10% or greater beneficial ownership interest (which Pubco refers to herein as a “related person”). The policy will cover any transaction where the aggregate amount is expected to exceed $120,000 in which a related person has a direct or indirect material interest.

Under this policy, reviews will be conducted by the Audit & Risk Committee of the Pubco Board, or, if it is not practicable to wait for the entire committee to consider the matter, the chair thereof. Pubco’s Audit & Risk Committee will review the material facts and circumstances regarding a transaction and determine whether to approve, ratify, reject or rescind a related person transaction.

BENEFICIAL OWNERSHIP OF PUBCO SECURITIES

The following table sets forth information regarding the expected beneficial ownership of Pubco Common Shares immediately following the consummation of the Business Combination, assuming (i) no redemptions of SEAC Public Shares by SEAC Public Shareholders, and alternatively (ii) maximum redemptions of SEAC Public Shares by SEAC Public Shareholders, in each case, by:

•	each person who is, or is expected to be the beneficial owner of more than 5% of outstanding Pubco Common Shares;

•	each of SEAC’s and StudioCo’s named executive officers and directors;

•	each person who is the beneficial owner of more than 5% of outstanding SEAC Ordinary Shares;

•	each person who will become an executive officer or director of Pubco post-Business Combination; and

•	all current executive officers and directors of SEAC, as a group pre-Business Combination, and all executive officers and directors of Pubco, as a group post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of SEAC Ordinary Shares prior to the Business Combination is based on 35,925,223 Ordinary Shares issued and outstanding in the aggregate as of April 10, 2024. Of these 35,925,223 Ordinary Shares, 17,175,223 were SEAC Class A Ordinary Shares and 18,750,000 were SEAC Class B Ordinary Shares.

The beneficial ownership of Pubco after the Business Combination is based on 295,712,234 Pubco Common Shares under the No Redemption Scenario and 290,181,042 Pubco Common Shares under the Maximum Redemptions Scenario issued and outstanding after the Closing.

The following table does not reflect record or beneficial ownership of the SEAC Warrants, which will no longer be outstanding after the Closing.

	Prior to the Business Combination			After the Business Combination
				Assuming No Additional Redemptions Scenario				Assuming Maximum Redemptions Scenario
Name and Address of Beneficial Owners	Number of SEAC Ordinary Shares		%	Number of Pubco Common Shares		%		Number of Pubco Common Shares		%
Directors and Executive Officers of SEAC(1):
Harry E. Sloan	—		—	—		—		—		—
Eli Baker	—		—	—		—		—		—
Ryan O’Connor	—		—	—		—		—		—
Jeff Sagansky	—		—	—		—		—		—
Amy Gershkoff Bolles	—		—	—		—		—		—
Paul Buccieri	—		—	—		—		—		—
Joshua Kazam	—		—	—		—		—		—
Isaac Lee	—		—	—		—		—		—
All Directors and Executive Officers of SEAC as a Group (8 individuals)	—		—	—		—		—		—
Directors and Executive Officers of Lions Gate Parent and Pubco:
Jon Feltheimer	—		—	—		—		—		—
Michael Burns	—		—	—		—		—		—
James W. Barge	—		—	—		—		—		—
Brian Goldsmith	—		—	—		—		—		—
Bruce Tobey	—		—	—		—		—		—
Mignon Clyburn	—		—	—		—		—		—
Gordon Crawford	—		—	—		—		—		—
Priya Dogra	—		—	—		—		—		—
Emily Fine	—		—	—		—		—		—
Michael T. Fries	—		—	—		—		—		—
John D. Harkey, Jr.	—		—	—		—		—		—
Susan McCaw	—		—	—		—		—		—
Yvette Ostolaza	—		—	—		—		—		—
Mark H. Rachesky. M.D.	—		—	—		—		—		—
Hardwick Simmons	—		—	—		—		—		—
Daryl Simm	—		—	—		—		—		—
Harry E. Sloan	—		—	—		—		—		—
All Directors and Executive Officers of Lions Gate Parent and Pubco as a Group (17 Individuals)	—		—	—		—		—		—
Five Percent Holders of SEAC and Pubco
Eagle Equity Partners V, LLC(2)	18,750,000	(3)	52.2%	4,210,000	(4)	1.4	%(4)	4,210,000	(4)	1.4	%(4)
Aristeia Capital, L.L.C.(5)	7,344,273		20.4%	7,344,273		2.5%		7,344,273		2.5%
First Trust Capital Management L.P.(6)	6,059,814		16.9%	6,059,814		2.0%		6,059,814		2.1%
Millennium Management LLC(7)	3,801,423		10.6%	3,801,423		1.3%		3,801,423		1.3%
Lions Gate Parent(8)	—		—	253,435,794		85.7%		253,435,794		87.3%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is 955 Fifth Avenue, New York, NY, 10075.
(2)

Eagle Equity Partners V, LLC is the record holder of the shares reported herein. There are three managing members of Eagle Equity Partners V, LLC and each are United States citizens. Each managing member has one vote, and the approval of a majority is required to approve an action. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and voting or dispositive decisions require the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based on the foregoing, no individual managing member of Eagle Equity Partners V, LLC exercises voting or dispositive control over any of the securities held by the entity, even those in which he holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. The SEAC Founder Shares are subject to the Sponsor Securities Repurchase and Class B Conversion described herein.

(3)	Includes 18,750,000 SEAC Founder Shares held by the SEAC Sponsor.

(4)

The shares reported herein are to be held by the SEAC Sponsor and its permitted transferees, and includes the 2,200,000 Pubco Common Shares that may be issued to the SEAC Sponsor upon the vesting and exercise of the 2,200,000 Pubco Sponsor Options after the Closing in accordance with the terms of the Sponsor Option Agreement.

(5)

According to a Schedule 13G/A filed with the SEC on February 14, 2024, interests shown are held by Aristeia Capital, L.L.C., a Delaware limited liability company (“Aristeia Capital”). Aristeia Capital is the investment manager of, and has voting and investment control with respect to the SEAC Class A Ordinary Shares held by, one or more private investment funds. The address of the shareholder is One Greenwich Plaza, Suite 300, Greenwich, CT 06830.

(6)

According to a Schedule 13G filed with the SEC on February 14, 2024, interests shown are held by (i) First Trust Merger Arbitrage Fund (“VARBX”), a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, (ii) First Trust Capital Management L.P. (“FTCM”), an investment adviser registered with the SEC that provides investment advisory services to, among others, (a) series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, specifically First Trust Multi-Strategy Fund and VARBX, (b) First Trust Alternative Opportunities Fund, an investment company registered under the Investment Company Act of 1940 and (c) Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company, (iii) First Trust Capital Solutions L.P., a Delaware limited liability partnership and control person of FTCM, and (iv) FTCS Sub GP LLC, a Delaware limited liability company and control person of FTCM. The principal business address of FTCM, First Trust Capital Solutions L.P and FTCS Sub GP LLC is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(7)

According to a Schedule 13G/A filed on January 30, 2024, interests shown are held by (i) Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), (ii) Millennium Group Management LLC, a Delaware limited liability company (“Millennium Group Management”), and (iii) Israel A. Englander, a United States citizen. Millennium Group Management is the managing member of Millennium Management. The managing member of Millennium Group Management is a trust of which Mr. Englander, currently serves as the sole voting trustee. The address of this shareholder is 399 Park Avenue, New York, New York 10022.

(8)

See “Questions and Answers about the SEAC Shareholders’ Meeting, the Business Combination and the SEAC Public Warrantholders’ Meeting—What will be the equity stakes of the SEAC Public Shareholders, SEAC Sponsor, Lions Gate Parent and the PIPE Investors in Pubco upon completion of the Business Combination?” for a description of Pubco Common Shares to be issued to Studio HoldCo, a subsidiary of Lions Gate Parent, in the No Redemption Scenario and Maximum Redemption Scenario. Lions Gate Parent’s mailing address is 2700 Colorado Avenue, Santa Monica, CA 90404.

MARKET PRICE, TICKER AND DIVIDEND INFORMATION

Pubco

Historical market price information regarding Pubco is not provided because there is no public market for its securities.

Pubco has not paid any cash dividends on the Pubco Common Shares to date.

The amount of any future dividends, if any, that Pubco intends to pay to its shareholders will be determined by the Pubco Board, at its discretion, and is dependent on a number of factors, including its financial position, results of operations, cash flows, capital requirements and restrictions under its credit agreements, and shall be in compliance with applicable law. Pubco cannot guarantee the amount of dividends paid in the future, if any.

SEAC

The SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants are currently listed on the Nasdaq under the symbols “SCRMU,” “SCRM” and “SCRMW,” respectively. Each SEAC Unit consists of one SEAC Class A Ordinary Share and one-third of one SEAC Public Warrant. The SEAC Units commenced trading on January 10, 2022. Commencing on or about February 28, 2022, holders of SEAC Units were permitted to elect to separate their SEAC Units into its component parts.

On December 21, 2023, the last trading date before the public announcement of the Business Combination, SEAC Units, SEAC Class A Ordinary Shares and SEAC Public Warrants closed at $10.65, $10.56 and $0.10, respectively.

SEAC has not paid any cash dividends on the SEAC Ordinary Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination.

Lions Gate Parent

Lions Gate Parent’s Class A voting common stock, no par value per share, currently trades on the New York Stock Exchange under the ticker symbol “LGF.A” and Class B non-voting common stock, no par value per share, currently trades on the New York Stock Exchange under the ticker symbol “LGF.B.”

On December 21, 2023, the last trading date before the public announcement of the Business Combination, Lions Gate Parent’s Class A voting common stock and its Class B non-voting common stock closed at $11.18 and $10.49, respectively.

StudioCo

Historical market price information regarding StudioCo is not provided because there is no public market for its securities.

StudioCo has not paid any cash dividends on the common shares, without par value, of StudioCo to date.

SHAREHOLDER PROPOSAL NO. 1—THE BUSINESS COMBINATION PROPOSAL

Overview

SEAC is asking its shareholders to approve the Business Combination Agreement and the Business Combination, including the SEAC Merger, Plan of Merger, Arrangement and Plan of Arrangement. SEAC Shareholders should carefully read this proxy statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement, a copy of which is attached as Annex A-1 and Annex A-2 to this proxy statement/prospectus. Please see the sections above entitled “The Business Combination” and “The Business Combination Agreement and Related Agreements” for additional information and a summary of certain terms of the Business Combination Agreement. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.

Resolution to be Voted Upon

The full text of the Special Resolution to be proposed is as follows:

“BE IT RESOLVED BY SPECIAL RESOLUTION THAT:

1.

The Business Combination Agreement, dated December 22, 2023 (as amended on April 11, 2024 and as may be amended from time to time), a copy of which is attached to the Registration Statement/Proxy Statement as Annexes A-1 and A-2, by and between Screaming Eagle Acquisition Corp. (“SEAC”), SEAC II Corp., Lions Gate Entertainment Corp., LG Sirius Holdings ULC, LG Orion Holdings ULC, SEAC MergerCo and 1455941 B.C. Unlimited Liability Company (the “Business Combination Agreement”) and the consummation of the transactions contemplated thereby be authorized, approved and confirmed in all respects;

2.

The arrangement (the “Arrangement”) under Part 9, Division 5 of the Business Corporations Act (British Columbia), involving SEAC, SEAC II Corp., Lions Gate Entertainment Corp., LG Sirius Holdings ULC, LG Orion Holdings ULC, SEAC MergerCo, and 1455941 B.C. Unlimited Liability Company and certain successors thereof (collectively, the “Parties”), all as more particularly described and set forth in the definitive proxy statement/prospectus (the “Proxy Statement”) of SEAC dated April 16, 2024 (as the Arrangement may be modified, supplemented or amended), is hereby authorized, approved and adopted;

3.

The plan of arrangement, as it may be or has been amended (the “Plan of Arrangement”), involving the Parties and implementing the Arrangement, the full text of which is set out in Annex B to the Registration Statement/Proxy Statement (as the Plan of Arrangement may be, or may have been, modified, supplemented or amended), is hereby approved and adopted;

4.

New SEAC is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Business Combination Agreement, and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended from time to time in accordance with their terms);

5.

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of SEAC or that the Arrangement has been approved by the Court, the directors of SEAC and its successors are hereby authorized and empowered, at their discretion, without further notice to, or approval of, the shareholders of SEAC:

(a)	to modify, supplement or amend the Plan of Arrangement to the extent permitted by the Business Combination Agreement or the Plan of Arrangement; or

(b)	subject to the terms of the Business Combination Agreement, not to proceed with the Arrangement;

6.

Any one or more directors or officers of SEAC is hereby authorized, for and on behalf and in the name of SEAC, to execute and deliver, whether under corporate seal of SEAC or not, all such agreements, forms waivers, notices, certificate, confirmations and other documents and instruments and to do or cause to be done all such other acts and things as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the Business Combination Agreement and the completion of the Plan of Arrangement in accordance with the terms of the Business Combination Agreement, including:

(a)	all actions required to be taken by or on behalf of SEAC, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities; and

(b)	the signing of the certificates, consents and other documents or declarations required under the Business Combination Agreement or otherwise to be entered into by SEAC;

such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.”

Vote Required for Approval

The Closing is conditioned on the approval of the Business Combination Proposal at the SEAC Shareholders’ Meeting. The Business Combination Proposal is conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the Business Combination Proposal is approved, but any of the other Condition Precedent Proposals are not approved, the Business Combination Proposal will not be adopted and the Business Combination will not proceed, unless the condition requiring the approval of such Proposal is waived, to the extent permitted by the applicable law and regulations.

The Business Combination Proposal (and consequently, the Business Combination Agreement, the Business Combination and the Plan of Arrangement) will be approved and adopted only if SEAC obtains the affirmative vote (in person or by proxy, including by way of the online meeting option) of holders of not less than two thirds (66 2/3%) of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class. Abstentions, while considered present for purposes of establishing a quorum, will not count as a vote cast at the SEAC Shareholders’ Meeting. Accordingly, failure to vote in person or by proxy (including by way of the online meeting option) at the SEAC Shareholders’ Meeting or an abstention from voting will have no effect on the outcome of the vote on the Business Combination Proposal.

SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described above under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Founder Shares held by them in favor of the Business Combination Proposal.

Recommendation of the SEAC Board

THE SEAC BOARD UNANIMOUSLY RECOMMENDS THAT SEAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

The existence of financial and personal interests of one or more of SEAC’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of SEAC and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for a further discussion.

SHAREHOLDER PROPOSAL NO. 2—THE SEAC MERGER PROPOSAL

Overview

SEAC is asking its shareholders to approve the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity and each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share. SEAC Shareholders should carefully read this proxy statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement, a copy of which is attached as Annexes A-1 and A-2 to this proxy statement/prospectus. Please see the sections above entitled “The Business Combination” and “The Business Combination Agreement and Related Agreements” for additional information regarding the SEAC Merger. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.

Resolution to be Voted Upon

The full text of the Special Resolution to be proposed is as follows:

“BE IT RESOLVED BY SPECIAL RESOLUTION THAT:

1.

SEAC be authorized to merge with and into MergerCo, so that SEAC be the merging company and all the undertaking, property and liabilities of the merging company vest in the surviving company by virtue of such merger pursuant to Part XVI of the Companies Act (As Revised); and

2.	the plan of merger pursuant to which SEAC will merge with and into MergerCo with MergerCo being the surviving entity be authorized, approved and confirmed in all respects.”

Vote Required for Approval

The Closing is conditioned on, among other things, the approval of the SEAC Merger Proposal at the SEAC Shareholders’ Meeting. The SEAC Merger Proposal is conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the SEAC Merger Proposal is approved, but any of the other Condition Precedent Proposal is not approved, the SEAC Merger Proposal will not be adopted and the Business Combination will not proceed, unless the condition requiring the approval of such Proposal is waived, to the extent permitted by the applicable law and regulations.

The SEAC Merger Proposal will be approved and adopted only if SEAC obtains the affirmative vote (in person or by proxy, including by way of the online meeting option) of holders of not less than two thirds (66 2/3%) of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class. Abstentions, while considered present for purposes of establishing a quorum, will not count as a vote cast at the SEAC Shareholders’ Meeting. Accordingly, failure to vote in person or by proxy (including by way of the online meeting option) at the SEAC Shareholders’ Meeting or an abstention from voting will have no effect on the outcome of the vote on the SEAC Merger Proposal.

SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described above under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Founder Shares held by them in favor of the SEAC Merger Proposal.

Recommendation of the SEAC Board

THE SEAC BOARD UNANIMOUSLY RECOMMENDS THAT SEAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SEAC MERGER PROPOSAL.

The existence of financial and personal interests of one or more of SEAC’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of SEAC and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for a further discussion.

SHAREHOLDER PROPOSAL NO. 3—THE ADVISORY ORGANIZATIONAL DOCUMENTS PROPOSALS

Overview

As required by applicable SEC guidance, SEAC is requesting that the SEAC Shareholders consider and vote upon, on a non-binding advisory basis, proposals to approve important governance provisions contained in the Pubco Closing Articles that substantially affect SEAC Shareholder rights. The non-binding advisory vote is not otherwise required by Cayman Islands law and is separate and apart from the Business Combination Proposal, but consistent with SEC guidance, SEAC is submitting these proposals to its shareholders for approval to give shareholders the opportunity to present their separate views on important governance provisions. Regardless of the outcome of the non-binding advisory vote on the Advisory Organizational Documents Proposals, the Pubco Closing Articles will take effect at the StudioCo Amalgamation Effective Time, assuming the adoption of the Business Combination Proposal. In the Business Combination Agreement, SEAC, StudioCo, New SEAC and Lions Gate Parent agreed that, at the Closing, New SEAC will amend its existing articles to be substantially in the form set forth as Annex C to this proxy statement/prospectus. There are certain differences in the rights of SEAC Shareholders prior to the Business Combination and under the SEAC Articles and the rights of Pubco Shareholders after the Business Combination under the Pubco Closing Articles. For more information, please see the section entitled “Comparison of Corporate Governance and Shareholder Rights.”

The following table sets forth a summary of the principal proposed changes to be made between the SEAC Articles and the Pubco Closing Articles. This summary is qualified by reference to the complete text of the Pubco Closing Articles, the form of which is attached to this proxy statement/prospectus as Annex C. You are encouraged to read the Pubco Closing Articles in its entirety for a more complete description of the terms of the Pubco Closing Articles.

Proposal	SEAC Articles	Pubco Closing Articles

3(a)	Change in Authorized Share Capital

The share capital of SEAC is US$48,100 divided into 400,000,000 SEAC Class A Ordinary Shares of a par value of US$0.0001 each, 80,000,000 SEAC Class B Ordinary Shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

See paragraph 4 of the memorandum included in the SEAC Articles.

An unlimited number of Pubco Common Shares, without par value.

3(b)	Directors; Classes

	The SEAC Board is classified into three (3) classes of directors; Class I, Class II and Class III, each of which will generally serve for a term of three years. See Article 28.2 of the SEAC Articles.	The Pubco Board will not be divided into classes and each director will be elected on an annual basis. See Article 14.1 of the Pubco Closing Articles.

3(c)	Appointment and Removal of Directors; Filling of Vacancies

	Prior to the Closing of the Business Combination, SEAC may by Ordinary Resolution of the holders of SEAC Class B Ordinary Shares (or by unanimous written resolution of the holders of Class B	Directors of Pubco shall be appointed by ordinary resolution (or by unanimous written resolution) of the Pubco Shareholders. See Articles 10.2 and 11.1 of the Pubco Closing Articles.

Proposal	SEAC Articles	Pubco Closing Articles

Ordinary Shares) appoint any director. Holders of SEAC Class A Ordinary Shares do not have any right to vote on the appointment of any director prior to the closing of a business combination, even if such director will be appointed in connection with the Closing of the Business Combination.

See Articles 1.1 and 31.1 of the SEAC Articles.

3(d)	Removal of Directors

Prior to the Closing of the Business Combination, SEAC may by Ordinary Resolution of the holders of SEAC Class B Ordinary Shares (or by unanimous written resolution of the holders of Class B Ordinary Shares) remove any director. Holders of SEAC Class A Ordinary Shares do not have any right to vote on the removal of any director prior to the closing of a business combination.

See Articles 1.1 and 31.1 of the SEAC Articles.

Pubco Shareholders may remove any director with or without cause by special resolution (two-thirds of the votes cast at a meeting of Pubco Shareholders on the resolution or by unanimous written resolution).

See Articles 10.2 and 14.10 of the Pubco Closing Articles.

3(e)	Shareholder Vote; Casting Vote

In the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall be entitled to a second or casting vote.

See Articles 23.14 and 33.2 of the SEAC Articles

In the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall not be entitled to a second or casting vote.

See Articles 11.16 and 17.2 of the Pubco Closing Articles.

3(f)	Shareholder Right to Call General Meetings

	The SEAC Articles provide that the shareholders of SEAC do not have the ability to call general meetings. See Article 20.3 of the SEAC Articles.	In accordance with the BC Act, shareholders who hold in aggregate at least 1/20 of the issued shares entitled to vote at general meetings may requisition general meetings, subject to compliance with applicable requirements under the BC Act. The Pubco Closing Articles do not prohibit the ability of the Pubco Shareholders to call general meetings.

Proposal	SEAC Articles	Pubco Closing Articles

3(g)	Exclusive Forum

The SEAC Articles provide that the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the SEAC Articles or otherwise related in any way to each shareholder’s shareholding in SEAC.

These provisions are inapplicable to claims seeking to enforce any liability or duty created by the Securities Act or the Exchange Act and any other claim for which the U.S. federal courts have exclusive jurisdiction.

See Article 54 of the SEAC Articles.

The Pubco Closing Articles do not contain a provision adopting an exclusive forum for certain shareholder litigation.

3(h)	Removal of Blank Check Company Provisions

	The SEAC Articles include provisions related to SEAC’s status as a blank check company prior to the consummation of a business combination. See Article 51 of the SEAC Articles.	The Pubco Closing Articles do not include such provisions related to Pubco’s status as a blank check company, as they will no longer be relevant to Pubco following the Closing of the Business Combination.

The sub-proposals to be voted on by SEAC Shareholders are as follows:

Reasons for the Approval of the Advisory Organizational Documents Proposals

Pubco is a British Columbia corporation. The proposed Pubco Closing Articles are consistent with British Columbia law. In addition, as the Lions Gate Parent will own at least 82.5% of Pubco Common Shares upon the Closing, the proposed Pubco Closing Articles are materially consistent with the articles of Lions Gate Parent. Additional reasons for the sub-proposals to be voted on by SEAC Shareholders are as follows:

Proposal 3(a) Change in Authorized Share Capital:

The Pubco Closing Articles would change the authorized share capital from (i) the existing US$48,100 divided into 400,000,000 SEAC Class A Ordinary Shares of a par value of US$0.0001 each, 80,000,000 SEAC Class B Ordinary Shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each to (ii) an unlimited number of Pubco Common Shares, without par value.

This principal purpose of this proposal is to provide for adequate authorized capital and flexibility for future issuances of shares if determined by the Pubco Board to be in the best interests of the post-combination business, without incurring the risk, delay and potential expense incident to obtaining Pubco Shareholder approval for a particular issuance.

Please see the subsection entitled “Ownership of Pubco Common Shares After Closing” and the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information about the anticipated capitalization of Pubco following the consummation of the Business Combination.

Proposal 3(b) Directors; Classes:

The principal purpose of this proposal is to declassify the board of directors with the result being that each director will be elected annually to the Pubco Board for a term of one year.

The SEAC Board believes that declassifying the board of directors is appropriate because such changes (i) will allow Pubco Shareholders to participate more frequently in the election of directors, including Lionsgate, which is expected to own at least 82.5% of Pubco Common Shares upon the Closing, and should not be restricted from having the ability, along with all other Pubco Shareholders, to elect directors annually, (ii) increase director accountability to Pubco Shareholders, as Pubco Shareholders will be able to review each director’s performance with an annual vote, and (iii) allow Pubco Shareholders the ability to influence corporate governance policies and to hold the Pubco Board and management accountable for implementing these policies. The SEAC Board also recognizes the importance of annual director elections as a strong corporate governance practice that has become standard for large U.S. public companies and the preferred governance structure for major proxy advisory firms and institutional investors.

Proposal 3(c) Appointment of Directors:

The principal purpose of this proposal is provide the Pubco Shareholders with the ability to appoint directors by an ordinary resolution. Currently, only the holders of SEAC Class B Ordinary Shares may by Ordinary Resolution (or by unanimous written resolution of the holders of Class B Ordinary Shares) appoint any director. Holders of SEAC Class A Ordinary Shares do not have any right to vote on the appointment of any director. The SEAC Board believes that it is an important shareholder right for Pubco Shareholders and a good corporate governance practice to permit all shareholders to vote on the appointment of directors.

Proposal 3(d) Removal of Directors:

The principal purpose of this proposal is provide the Pubco Shareholders with the ability to remove directors with or without cause, by a special resolution. Currently, only the holders of SEAC Class B Ordinary Shares may by Ordinary Resolution (or by unanimous written resolution of the holders of Class B Ordinary Shares) remove any director. Holders of SEAC Class A Ordinary Shares do not have any right to vote on the removal of any director. The SEAC Board believes that it is an important shareholder right for Pubco Shareholders and a good corporate governance practice to permit shareholders to remove directors with or without cause, and is required by the BC Act.

Proposal 3(e) Shareholder Vote; Casting Vote:

The principal purpose of this proposal is to remove the ability of the chairman to cast a vote in the case of an equality of votes, at either a meeting of shareholders or a meeting of directors. The SEAC Board believes that the vote of the Pubco Shareholders and Pubco Board should not be decided by the vote of only one person, the chairman, when there is an equality of votes. Rather, Pubco Shareholders and the Pubco Board should decide all proposals and actions by the requisite vote, in accordance with the Pubco Closing Articles.

Proposal 3(f) Shareholder Right to Call General Meetings:

The principal purpose of this proposal is to provide that the Pubco Shareholders can requisition general meetings of shareholders, in accordance with the BC Act. The SEAC Board believes it is a good corporate governance practice for a minority of Pubco Shareholders (holding at least 1/20 of the issued shares entitled to vote at general meetings) to have the ability, in accordance with the BC Act, to call general meetings of shareholders for the consideration of matters they consider to be of importance.

Proposal 3(g) Exclusive Forum:

The principal purpose of this proposal is to remove the forum selection provision that would require that the Cayman Islands be the exclusive forum for certain shareholder litigation matters. The SEAC Board believes that the exclusive forum provision should be eliminated in order to provide the Pubco Shareholders with the ability to choose what they deem to be the appropriate forum in which to assert potential claims of wrongdoing against Pubco.

Proposal 3(h) Removal of Blank Check Company Provisions:

The principal purpose of this proposal is to remove the provisions that relate to the operation of SEAC as a blank check company. The SEAC Board believes that removal of such provisions is desirable because these provisions would serve no purpose after the Business Combination (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time).

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a non-binding advisory resolution, that the Pubco Closing Articles, the form of which is attached to the proxy statement/prospectus in respect of the SEAC Shareholders’ Meeting as Annex C and described in Proposals 3(a)-3(i), are hereby approved and adopted effective upon the consummation of the Business Combination with such principal changes as described in the Advisory Organizational Documents Proposals.”

Vote Required for Approval

The Advisory Organizational Documents Proposals are non-binding and are not conditioned on the approval of any other Proposal set forth in this proxy statement/prospectus. Accordingly, regardless of the outcome of the non-binding advisory vote on the Advisory Organizational Documents Proposals, SEAC, StudioCo, New SEAC and Lions Gate Parent intend that the Pubco Closing Articles will take effect at the StudioCo Amalgamation Effective Time.

Approval of each of the Advisory Organizational Documents Proposals, each of which is a non-binding vote, requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of a majority of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class.

SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described above under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Founder Shares held by them in favor of the Advisory Organizational Documents Proposals.

Recommendation of the SEAC Board

THE SEAC BOARD UNANIMOUSLY RECOMMENDS THAT SEAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE ADVISORY ORGANIZATIONAL DOCUMENTS PROPOSALS.

The existence of financial and personal interests of one or more of SEAC’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of SEAC and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for a further discussion.

SHAREHOLDER PROPOSAL NO. 4—THE STOCK ISSUANCE PROPOSAL

Overview

SEAC is asking its shareholders to approve, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Newly Issued Reduction Right Shares, in each case, to PIPE Investors (as defined herein) in accordance with the terms of the Subscription Agreements (as defined herein), plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination. Please see the sections above entitled “The Business Combination” and “The Business Combination Agreement and Related Agreements” for additional information regarding the share issuance in connection with Business Combination.

Resolution to be Voted Upon

The full text of the Ordinary Resolution to be proposed is as follows:

“BE IT RESOLVED BY ORDINARY RESOLUTION THAT:

Each of the (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Newly Issued Reduction Right Shares to PIPE Investors in accordance with the terms of the Subscription Agreement, plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements the Company entered into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement (the “Equity Issuances”), and each hereby is, authorized and approved in all respects, and that the Pubco Common Shares to be issued or are issuable in each of the Equity Issuances are hereby reserved for issuance.”

Vote Required for Approval

The Closing is conditioned on, among other things, the approval of the Stock Issuance Proposal at the SEAC Shareholders’ Meeting. The Stock Issuance Proposal is conditioned on the approval of the other Condition Precedent Proposals. Therefore, if the Stock Issuance Proposal is approved, but any of the other Condition Precedent Proposal is not approved, the Stock Issuance Proposal will not be adopted and the Business Combination will not proceed, unless the condition requiring the approval of such Proposal is waived, to the extent permitted by the applicable law and regulations.

The approval of the Stock Issuance Proposal requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of a majority of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class.

SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described above under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Founder Shares held by them in favor of the Stock Issuance Proposal.

Recommendation of the SEAC Board

THE SEAC BOARD UNANIMOUSLY RECOMMENDS THAT SEAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCK ISSUANCE PROPOSAL.

The existence of financial and personal interests of one or more of SEAC’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of SEAC and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for a further discussion.

SHAREHOLDER PROPOSAL NO. 5—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the SEAC Board to adjourn the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals. If the Adjournment Proposal is submitted for a vote at the SEAC Shareholders’ Meeting, and if the SEAC Shareholders approve the Adjournment Proposal, SEAC may adjourn the SEAC Shareholders’ Meeting and any adjourned session of the SEAC Shareholders’ Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from SEAC shareholders who have voted previously.

Resolution to be Voted Upon

The full text of the Ordinary Resolution to be proposed is as follows:

“BE IT RESOLVED BY ORDINARY RESOLUTION:

1. to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals, or if we otherwise determine that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals.”

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is submitted to SEAC Shareholders but is not approved by SEAC Shareholders, the SEAC Board may not be able to adjourn the SEAC Shareholders’ Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals.

Vote Required for Approval

The Adjournment Proposal is not conditioned on the approval of any other Proposal at the SEAC Shareholders’ Meeting.

The approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy, including by way of the online meeting option) of the holders of a majority of the outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares attending (in person or by proxy, including by way of the online meeting option) and entitled to vote at the SEAC Shareholders’ Meeting, voting as a single class.

SEAC Insiders have agreed to vote any SEAC Class A Ordinary Shares (except for any SEAC Class A Ordinary Shares purchased as described above under “The Business Combination—Potential Purchases of Public Shares and/or Public Warrants”) and any SEAC Founder Shares held by them in favor of the Adjournment Proposal.

Recommendation of the SEAC Board

THE SEAC BOARD UNANIMOUSLY RECOMMENDS THAT SEAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of SEAC’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of SEAC and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for a further discussion.

WARRANTHOLDER PROPOSAL NO. 1—THE WARRANT AGREEMENT AMENDMENT PROPOSAL

This section describes the material provisions of the SEAC Warrant Agreement Amendment, but does not purport to describe all of the terms of the SEAC Warrant Agreement Amendment. This summary is qualified in its entirety by reference to the SEAC Warrant Agreement Amendment, a copy of which is attached as Annex F hereto.

Overview

In connection with the proposed Business Combination, holders of SEAC Public Warrants are being asked to approve an amendment to the terms of the SEAC Warrant Agreement Amendment in the form attached as Annex F hereto to provide that, upon the Closing and before the SEAC Merger, each SEAC Public Warrant, which entitles the holder to purchase one share of SEAC Class A Ordinary Shares, will be exchanged by such holder with SEAC for cash in the amount of $0.50 per whole SEAC Public Warrant and all of the SEAC Private Placement Warrants will be forfeited and cancelled for no consideration. Pursuant to the Sponsor Support Agreement, SEAC Sponsor has agreed to surrender, forfeit and transfer to SEAC, for no consideration and without further right thereto, and consent to the termination and cancellation of, the SEAC Private Placement Warrants held by it in connection with the Business Combination. The SEAC Warrant Agreement Amendment will be contingent upon the consummation of the Business Combination.

The intent of the SEAC Warrant Agreement Amendment is to reduce the dilutive effect of the presently issued and outstanding SEAC Public Warrants and SEAC Private Placement Warrants to purchase an aggregate of 36,733,333 SEAC Class A Ordinary Shares and to ensure that the Lions Gate Parent own at least 82.5% of Pubco Common Shares upon the Closing.

The SEAC Warrant Agreement Amendment will be effected by SEAC’s execution and delivery of the SEAC Warrant Agreement Amendment, which will be executed by SEAC as soon as the required vote has been obtained and the Business Combination is consummated, or as soon as practicable thereafter.

Following the execution of the SEAC Warrant Agreement Amendment, the SEAC Warrant Agreement Amendment will be binding on all holders of SEAC Public Warrants and their successors and transferees, whether or not such holders voted to approve the SEAC Warrant Agreement Amendment.

Consequences if the Warrant Agreement Amendment Proposal is Not Approved

If the Warrant Agreement Amendment Proposal is not approved, the SEAC Warrant Agreement Amendment will not be effectuated. Additionally, the Closing of the Business Combination is conditioned on the approval and adoption of the Warrant Agreement Amendment Proposal. Therefore, if the Warrant Agreement Amendment Proposal is not approved, but the Business Combination Proposal is approved, the Business Combination will not proceed unless the condition requiring the adoption of the Warrant Agreement Amendment is waived.

Vote Required for Approval

The Warrant Agreement Amendment Proposal requires the approval of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants as of the record date. Accordingly, a SEAC Public Warrantholder’s failure to vote by proxy or to vote virtually at the SEAC Public Warrantholders’ Meeting, an abstention from voting, or a broker non-vote, will have the same effect as a vote “AGAINST” the Warrant Agreement Amendment Proposal.

The Business Combination is conditioned upon the approval of the Warrant Agreement Amendment Proposal. Therefore, if the Warrant Agreement Amendment Proposal is not approved, but the Business Combination Proposal is approved, the Business Combination will not proceed unless the condition requiring the approval of the Warrant Agreement Amendment is waived.

As of the date of this proxy statement/prospectus, holders of SEAC Public Warrants owning an aggregate of approximately 44.19% of the total outstanding SEAC Public Warrants have entered into the Warrantholder Support Agreements pursuant to which they have, among other things, agreed to vote their SEAC Public Warrants in favor of the Warrant Agreement Amendment Proposal. Approval of the SEAC Warrant Agreement Amendment requires the vote of the registered holders of fifty percent (50%) of the number of the then outstanding SEAC Public Warrants. An entity controlled by SEAC Sponsor has agreed with Lions Gate Parent that it will purchase additional SEAC Public Warrants in the open market in order to meet such threshold and to vote such SEAC Public Warrants in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrantholders’ Meeting. Accordingly, this proposal is expected to be approved at the SEAC Public Warrantholders’ Meeting and the SEAC Warrant Agreement Amendment adopted.

Recommendation of the SEAC Board

THE SEAC BOARD UNANIMOUSLY RECOMMENDS THAT SEAC PUBLIC WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANT AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of one or more of SEAC’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of SEAC and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for a further discussion.

WARRANTHOLDER PROPOSAL NO. 2—THE WARRANTHOLDER ADJOURNMENT PROPOSAL

Overview

The Warrantholder Adjournment Proposal, if put and approved, will allow SEAC Board to adjourn the SEAC Public Warrantholders’ Meeting to a later date or dates to permit further solicitation of proxies. The Warrantholder Adjournment Proposal will only be presented to SEAC Public Warrantholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the SEAC Public Warrantholders’ Meeting to approve the Warrant Agreement Amendment Proposal, or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived. In no event will SEAC’s board of directors adjourn the SEAC Public Warrantholders’ Meeting or consummate the Business Combination beyond the date by which it may properly do so under SEAC Articles and the Companies Act.

Consequences if the Warrantholder Adjournment Proposal is Not Approved

If the Warrantholder Adjournment Proposal is submitted to SEAC Shareholders but is not approved by SEAC Shareholders, the SEAC Board may not be able to adjourn the SEAC Public Warrantholders’ Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal.

Vote Required for Approval

Adoption of the Warrantholder Adjournment Proposal is not conditioned upon the adoption of any other Proposal.

The Warrantholder Adjournment Proposal will be approved and adopted if the holders of a majority of the SEAC Public Warrants represented virtually or by proxy at the SEAC Public Warrantholders’ Meeting vote “FOR” the Warrantholder Adjournment Proposal.

Recommendation of the SEAC Board

THE SEAC BOARD UNANIMOUSLY RECOMMENDS THAT SEAC PUBLIC WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANTHOLDER ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of SEAC’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of SEAC and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination—Interests of Certain Persons in the Business Combination” for a further discussion.

LEGAL MATTERS

Dentons Canada LLP, Canadian counsel to Pubco, has provided a legal opinion for Pubco regarding the validity of the Pubco Common Shares offered by this proxy statement/prospectus. White & Case LLP, U.S. counsel to SEAC, is providing a legal opinion regarding certain U.S. federal income tax matters.

EXPERTS

The financial statements of SEAC as of and for the years ended December 31, 2023 and 2022 and for the period from November 3, 2021 (inception) through December 31, 2021, appearing in this Registration Statement (which contains an explanatory paragraph relating to substantial doubt about the ability of SEAC to continue as a going concern, as described in Note 1 to the consolidated financial statements), and the effectiveness of SEAC’s internal control over financial reporting as of December 31, 2023 have been audited by WithumSmith+Brown, PC, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The combined financial statements of the Studio Business of Lions Gate Entertainment Corp. at March 31, 2023 and 2022, and for each of the three years in the period ended March 31, 2023, included in the Proxy Statement of Screaming Eagle Acquisition Corp., which is referred to and made a part of this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The combined financial statements of the Entertainment One Film and Television Business, as of December 25, 2022 and December 26, 2021 and for the fiscal years ended December 25, 2022 and December 26, 2021, have been included in the Proxy Statement of Screaming Eagle Acquisition Corp., which is referred to and made a part of this Prospectus and Registration Statement, in reliance upon the report of KPMG LLP, independent auditors, appearing elsewhere herein, and upon the authority of such firm as experts in accounting and auditing.

Ernst & Young LLP, independent registered public accounting firm, is expected to be the auditors of Pubco following Closing.

HOUSEHOLDING INFORMATION

Unless SEAC has received contrary instructions, SEAC may send a single copy of this proxy statement/prospectus to any household at which two or more SEAC shareholders reside if SEAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce SEAC’s expenses. However, if shareholders prefer to receive multiple sets of SEAC’s disclosure documents at the same address, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of SEAC’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the SEAC Shareholder, the SEAC Shareholder should contact SEAC at its offices at 955 Fifth Avenue, New York, New York, 10075 or its telephone number at (310) 209-7280 to inform SEAC of his or her request; or If a bank, broker or other nominee holds the shares, the SEAC Shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

Pubco will be subject to the provisions of the BC Act and the Pubco Closing Articles with respect to shareholder proposals. As set out under the corporate law of British Columbia, shareholder proposals may be made by qualified registered or beneficial owners of shares entitled to vote at an annual general meeting of shareholders so long as each such shareholder has held at least one share uninterrupted for a period of at least two years before the date of signing of the proposal, and who together in the aggregate constitute at least 1% of the issued and outstanding shares of the company or have a fair market value in excess of the prescribed amount. British Columbia law provides that the registered office of Pubco would have to receive the proposal at least three months before the anniversary of the previous year’s annual reference date. The annual reference date is the date a company holds its annual general meeting, or if the company does not hold an annual general meeting, the date the shareholders select to be the annual reference date, by unanimous resolution or if not such date is selected, the last day of that annual reference period.

The Pubco Closing Articles will require, subject to certain limited exceptions, that written notice of an intention to nominate a director candidate at an annual general meeting of shareholders be delivered to Pubco’s secretary at the principal executive offices of Pubco not less than 30 days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual general meeting is made, the nominating shareholder’s notice must be received not later than the close of business on the 10th day after such meeting notice date. In no event will the public announcement of an adjournment of an annual general meeting commence a new time period for the giving of a shareholder’s notice.

To be timely with respect to a special meeting, the Pubco Closing Articles will require, subject to certain limited exceptions, that written notice of an intention to nominate a director candidate at a special meeting of shareholders (if one of the purposes for which the special meeting is called is for the election of directors) be delivered to Pubco’s secretary at the principal executive offices of Pubco not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting is made.

SUBMISSION OF SHAREHOLDER PROPOSALS

The SEAC Board is aware of no other matter that may be brought before the SEAC Shareholders’ Meeting.

If the Business Combination is consummated, you will be entitled to attend and participate in Pubco’s annual general meetings of shareholders. If Pubco holds a 2024 annual general meeting of shareholders, it will provide notice of or otherwise publicly disclose the date on which the 2024 annual general meeting will be held.

WHERE YOU CAN FIND MORE INFORMATION

SEAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read SEAC’s SEC filings, including this proxy statement/prospectus, over the Internet at the SEC’s website at http://www.sec.gov. If you would like additional copies of this proxy statement/prospectus or SEAC’s other filings with the SEC (excluding exhibits) or if you have questions about the Business Combination or the Proposals to be presented at the SEAC Shareholders’ Meeting, you should contact SEAC’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902 470 West Avenue

Stamford, Connecticut 06902

Telephone: (800) 662-5200

(banks and brokers call collect at (203) 658-9400)

Email: SCRM.info@investor.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a SEAC shareholder and would like to request documents, please do so no later than five business days prior to the SEAC Shareholders’ Meeting, in order to receive them before the SEAC Shareholders’ Meeting. If you request any documents from SEAC, SEAC will mail them to you by first class mail, or another equally prompt means. All information contained in this proxy statement/prospectus relating to SEAC, New SEAC (before the Closing), MergerCo and New BC Sub has been supplied by SEAC, and all such information relating to Lions Gate Parent, StudioCo, StudioCo and Pubco has been supplied by Lions Gate Parent. Information provided by either SEAC or Lions Gate Parent does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of SEAC for the SEAC Shareholders’ Meeting and SEAC Public Warrantholders’ Meeting. SEAC has not authorized anyone to give any information or make any representation about the Business Combination or the parties thereto, including SEAC, that is different from, or in addition to, that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus, unless the information specifically indicates that another date applies. This proxy statement/prospectus is part of a registration statement and constitutes a prospectus of Pubco in addition to being a proxy statement of SEAC for the SEAC Shareholders’ Meeting and SEC Warrantholders’ Meeting. As allowed by SEC rules, this proxy statement/prospectus does not contain all of the information you can find in the exhibits to the registration statement. Information and statements contained in this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this proxy statement/prospectus.

Lions Gate Parent files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Lions Gate Parent’s SEC filings, including this proxy statement/prospectus, over the Internet at the SEC’s website at http://www.sec.gov.

INDEX TO FINANCIAL STATEMENTS

Screaming Eagle Acquisition Corp.

Studio Business of Lions Gate Entertainment Corp.

Unaudited Interim Financial Statements
Unaudited Condensed Combined Balance Sheets — December 31, 2023 and March 31, 2023	F-96
Unaudited Condensed Combined Statements of Operations — Nine Months Ended December 31, 2023 and 2022	F-97
Unaudited Condensed Combined Statements of Comprehensive Income (Loss) — Nine Months Ended December 31, 2023 and 2022	F-98
Unaudited Condensed Combined Statements of Equity (Deficit) — Nine Months Ended December 31, 2023 and 2022	F-99
Unaudited Condensed Combined Statements of Cash Flows — Nine Months Ended December 31, 2023 and 2022	F-100
Notes to Unaudited Condensed Combined Financial Statements	F-101

Entertainment One Film and Television Business

Unaudited Financial Statements
Condensed Combined Balance Sheets as of October 1, 2023 and December 25, 2022	F-169
Condensed Combined Statements of Operations for the nine months ended October 1, 2023 and September 25, 2022	F-170
Condensed Combined Statements of Comprehensive Loss for the nine months ended October 1, 2023 and September 25, 2022	F-171
Condensed Combined Statements of Cash Flows for the nine months ended October 1, 2023 and September 25, 2022	F-172
Condensed Combined Statements of Parent Equity and Redeemable Non-Controlling Interest for the nine months ended October 1, 2023 and September 25, 2022	F-173
Notes to Condensed Combined Financial Statements	F-174

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Screaming Eagle Acquisition Corp.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Screaming Eagle Acquisition Corp. and Subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of operations, changes in shareholders’ equity (deficit), and cash flows for the years ended December 31, 2023 and 2022, and for the period from November 3, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years ended December 31, 2023 and 2022, and for the period from November 3, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company’s internal control over financial reporting as of December 31, 2023, based on criteria established in 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 28, 2024, expressed an opinion that the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, if the Company is unable to complete a Business Combination and raise additional funds to alleviate liquidity needs and since the mandatory liquidation deadline is less than 12 months away, there is substantial doubt that the Company will operate as a going concern. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinions.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures of which it relates.

Accounting for and Valuation of Liability Classified Derivative Financial Instruments

Description:

As described in Notes 2, 9, 10 and 11 to the consolidated financial statements, the Company accounts for its derivative financial instruments, which include the private placement warrants and PIPE with reduction right liability, based on an assessment of the instruments’ specific terms and the applicable accounting standards. The derivative financial instruments classified as liabilities are stated at fair value at each reporting period with the change in fair value recorded on the statements of operations. The fair value of the warrants on the date of issuance and at each reporting period including as of December 31, 2023 were estimated using a Black-Scholes option pricing model. The fair value of the PIPE with reduction right liability was initially and subsequently measured at fair value utilizing observable market prices for public shares, relative to the present value of contractual cash proceeds, each adjusted for the probability of executing a successful business combination. As of December 31, 2023, 11,733,333 private placement warrants at a fair value of approximately $0.5 million remained outstanding resulting in approximately $2.8 million of gain related to the change in fair value for the year ended December 31, 2023. As of December 31, 2023, the PIPE with reduction right liability was valued at approximately $18.3 million, with a gain of approximately $0.5 million related to the change in fair value from issuance during the year ended December 31, 2023.

The principal considerations for our determination that performing procedures relating to the accounting for and valuation of the derivative financial instruments are a critical audit matter are (i) the significant judgment by management when determining the accounting for and valuation; (ii) the high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence related to the accounting for the derivative financial instruments, and management’s significant assumptions related to implied volatility and probability of executing a successful business combination; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Response:

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included, among others, obtaining an understanding of, evaluating the design of and testing the operating effectiveness of controls over management’s process for accounting for and determining the fair value of the derivative financial instruments, reading the agreements, evaluating the accounting for the derivative financial instruments, and testing management’s fair value estimates. Testing management’s process included (i) evaluating the internal controls and methodology used by management to account for and determine the fair value of the derivative financial instruments; (ii) testing the mathematical accuracy of management’s model; (iii) evaluating the reasonableness of management’s significant assumptions related to implied volatility and probability of executing a successful business combination; and (iv) testing the completeness and accuracy of the underlying data used. Professionals with specialized skill and knowledge were used to assist in (i) evaluating management’s accounting for the liability classified derivative financial instruments; (ii) evaluating the methodology to determine the fair value; (iii) testing the mathematical accuracy of the models; and (iv) evaluating the reasonableness of the significant assumptions related to implied volatility and probability of executing a successful business combination by considering consistency with external market data.

Reference:

Notes 2, 9, 10 and 11

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2021.

New York, New York

February 28, 2024

PCAOB ID Number: 100

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Screaming Eagle Acquisition Corp.

Opinion on Internal Control Over Financial Reporting

We have audited Screaming Eagle Acquisition Corp. and Subsidiaries (the “Company”)’s internal control over financial reporting as of December 31, 2023, based on criteria established in 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, based on criteria established in 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets of the Company as of December 31, 2023 and 2022, and the related consolidated statements of operations, changes in shareholders’ equity (deficit), and cash flows for the years ended December 31, 2023 and 2022, and for the period from November 3, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “consolidated financial statements”) and our report dated February 28, 2024, expressed an unqualified opinion on those consolidated financial statements.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Controls Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2021.

New York, New York

February 28, 2024

PCAOB ID Number: 100

SCREAMING EAGLE ACQUISITION CORP.

CONSOLIDATED BALANCE SHEETS

	December 31, 2023	December 31, 2022
ASSETS:
Current assets:
Cash	$999,152	$117,696
Prepaid expenses	158,142	581,784

Total current assets	1,157,294	699,480
Cash and investments held in Trust Account	794,750,266	759,712,942

Total assets	$795,907,560	$760,412,422

LIABILITIES AND SHAREHOLDERS’ DEFICIT:

Current liabilities:
Accounts payable and accrued expenses	$3,695,499	$338,004
PIPE with reduction right liability (1)	18,253,010	—

Total current liabilities	21,948,509	338,004

Warrant liability	469,333	3,285,333
Deferred underwriting compensation	26,250,000	26,250,000

Total liabilities	48,667,842	29,873,337

Commitments and contingencies

Class A ordinary shares subject to possible redemption; 75,000,000 and 75,000,000 shares at $10.60 and $10.09 redemption value at December 31, 2023 and December 31, 2022, respectively	794,650,266	756,862,942

Shareholders’ deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding as of December 31, 2023 and 2022	—	—
Class A ordinary shares, $0.0001 par value; 400,000,000 shares authorized; none issued or outstanding (excluding 75,000,000 shares subject to possible redemption) as of December 31, 2023 and 2022	—	—
Class B ordinary shares, $0.0001 par value; 80,000,000 shares authorized; 18,750,000 and 18,750,000 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	1,875	1,875
Additional paid-in capital	—	—
Accumulated deficit	(47,412,423)	(26,325,732)

Total shareholders’ deficit	(47,410,548)	(26,323,857)

Total liabilities and shareholders’ deficit	$795,907,560	$760,412,422

(1)

Equity linked contract that is classified as a liability given potential for variable share settlement at close of the Business Combination. PIPE reflects common equity in the pro forma, combined company post-close of the Business Combination with StudioCo (Note 10).

The accompanying notes are an integral part of these consolidated financial statements.

SCREAMING EAGLE ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the period from November 3, 2021 (Inception) through December 31, 2021
PIPE with reduction right expense	$18,797,300	$—	$—
General and administrative	5,649,682	1,628,308	5,000

Loss from operations	(24,446,982)	(1,628,308)	(5,000)
Other income (expense):
Interest from investments held in Trust Account	37,787,325	9,962,942	—
Allocation of offering costs to warrant liability	—	(20,182)	—
Change in fair value of warrant liability	2,816,000	14,197,333	—
Change in fair value of PIPE with reduction right liability	544,290	—	—

Net income (loss)	$16,700,633	$22,511,785	$(5,000)

Weighted average number of Class A ordinary shares subject to possible redemption outstanding	75,000,000	73,150,685	—

Basic and diluted net income per share, Class A ordinary shares subject to redemption	$0.18	$0.24	$—

Weighted average number of Class B ordinary shares outstanding (1)	18,750,000	18,750,000	18,750,000

Basic and diluted net income per share, Class B ordinary shares	$0.18	$0.24	$—

(1)

Shares have been retroactively adjusted to reflect the issuance of 4,312,500 Class B ordinary shares in a share recapitalization on December 13, 2021 and the surrender of 2,812,500 Class B ordinary shares for no consideration on February 19, 2022 (Note 5).

The accompanying notes are an integral part of these consolidated financial statements.

SCREAMING EAGLE ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

	FOR THE YEAR ENDED DECEMBER 31, 2023
	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance at December 31, 2022	—	$—	18,750,000	$1,875	$—	$(26,325,732)	$(26,323,857)
Accretion of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(37,787,324)	(37,787,324)
Net income	—	—	—	—	—	16,700,633	16,700,633

Balance at December 31, 2023	—	$—	18,750,000	$1,875	$—	$(47,412,423)	$(47,410,548)

	FOR THE YEAR ENDED DECEMBER 31, 2022
	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance at December 31, 2021	—	$—	21,562,500	$2,156	$22,844	$(5,000)	$20,000
Forfeiture of Class B shares (1)	—	—	(2,812,500)	(281)	281	—	—
Cash received in excess of fair value of private warrants	—	—	—	—	117,334	—	117,334
Fair value of public warrants at issuance	—	—	—	—	36,750,000	—	36,750,000
Accretion of Class A ordinary shares subject to possible redemption	—	—	—	—	(36,890,459)	(48,832,517)	(85,722,976)
Net income	—	—	—	—	—	22,511,785	22,511,785

Balance at December 31, 2022	—	$—	18,750,000	$1,875	$—	$(26,325,732)	$(26,323,857)

	FOR THE PERIOD FROM NOVEMBER 3, 2021 (INCEPTION) THROUGH DECEMBER 31, 2021
	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance at November 3, 2021 (Inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to initial shareholder at approximately $0.0014 per share (2)	—	—	21,562,500	2,156	22,844	—	25,000
Net loss	—	—	—	—	—	(5,000)	(5,000)

Balance at December 31, 2021	—	—	21,562,500	$2,156	$22,844	$(5,000)	$20,000

(1)	Reflects the surrender of 2,812,500 of Class B ordinary shares for no consideration on February 19, 2022 (Note 5).
(2)	Reflects the issuance of 4,312,500 Class B ordinary shares in a share recapitalization on December 13, 2021 (Note 5).

The accompanying notes are an integral part of these consolidated financial statements.

SCREAMING EAGLE ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the period from November 3, 2021 (Inception) through December 31, 2021
Cash flows from operating activities:
Net income (loss)	$16,700,633	$22,511,785	$(5,000)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Formation expenses paid by sponsor in exchange for Class B ordinary shares	—	—	5,000
Interest income from investments held in Trust Account	(37,787,325)	(9,962,942)	—
Change in fair value of warrant liability	(2,816,000)	(14,197,333)	—
Change in fair value of PIPE with reduction right liability	(544,290)	—	—
PIPE with reduction right expense	18,797,300	—	—
Warrant issuance transaction costs	—	20,182	—
Changes in operating assets and liabilities:
Prepaid expenses	423,643	(581,784)	—
Accounts payable and accrued expenses	3,357,495	338,004	—

Net cash used in operating activities	(1,868,544)	(1,872,088)	—

Cash flows from investing activities:
Principal deposited in Trust Account	—	(750,000,000)	—
Cash withdrawn from Trust Account for working capital	2,750,000	250,000	—

Net cash provided by (used in) investing activities	2,750,000	(749,750,000)	—

Cash flows from financing activities:
Proceeds from private placement of warrants	—	17,600,000	—
Proceeds from sale of units in initial public offering	—	750,000,000	—
Payment of underwriters’ discount	—	(15,000,000)	—
Payment of offering costs	—	(545,679)	—
Repayment of advances from Sponsor	—	(14,537)	—
Repayment of promissory note - related party	—	(300,000)	—

Net cash provided by financing activities	—	751,739,784	—

Net change in cash	881,456	117,696	—
Cash at beginning of period	117,696	—	—

Cash at end of period	$999,152	$117,696	$—

Supplemental disclosure of non-cash investing and financing activities:
Deferred underwriting fee payable	$—	$26,250,000	$—

Forfeiture of Class B shares for no consideration	$—	$281	$—

Offering costs paid by Sponsor in exchange for Class B ordinary shares	$—	$—	$20,000

Deferred offering costs paid through Advance from Sponsor	$—	$—	$14,537

Deferred offering costs paid through Promissory Note—Related Party	$—	$—	$300,000

Deferred offering costs included in accrued expenses	$—	$—	$453,401

The accompanying notes are an integral part of these consolidated financial statements.

SCREAMING EAGLE ACQUISITION CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2023

Note 1-Organization and Plan of Business Operations

Screaming Eagle Acquisition Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on November 3, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“Business Combination”).

Although the Company is not limited to a particular industry or geographic region for purposes of completing a Business Combination, the Company intends to capitalize on the ability of its management team to identify and combine with a business or businesses that can benefit from its management team’s established global relationships and operating experience. The Company is an early stage company and, as such, the Company is subject to all of the risks associated with an early stage company.

As of December 31, 2023, the Company had not commenced any operations. All activity for the period from November 3, 2021 (inception) through December 31, 2023 relates to the Company’s formation and the initial public offering (“initial public offering”), which is described below, and activities related to pursuing initial business combination opportunities. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income on the proceeds derived from the initial public offering.

The registration statement for the Company’s initial public offering was declared effective on January 5, 2022. On January 10, 2022, the Company consummated its initial public offering of 75,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $750,000,000.

Simultaneously with the closing of the initial public offering, the Company consummated the sale of 11,733,333 warrants (the “private placement warrants”) at a price of $1.50 per private placement warrant to the Company’s Sponsor, generating gross proceeds of $17,600,000, (the “Private Placement”), which is described in Note 4.

Transaction costs amounted to $42,130,216, consisting of $15,000,000 of underwriting fees, $26,250,000 of deferred underwriting fees and $880,216 of other offering costs.

Following the closing of the initial public offering and the Private Placement, $750,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the initial public offering and certain proceeds from the sale of the private placement warrants was placed in a trust account (the “Trust Account”). The proceeds held in the Trust Account were invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which invest only in direct U.S. government treasury obligations, until January 2024, when the trustee liquidated such investments and moved the proceeds to an interest-bearing demand deposit account. Such assets will be held in the manner as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the initial public offering and the sale of the private placement warrants, although substantially all of the net proceeds are intended to be applied generally toward completing a Business Combination. The Company must complete one or more Business Combinations with having an aggregate fair market value equal to at least 80% of the net assets held in the Trust Account (as defined below) (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act.

There is no assurance that the Company will be able to successfully effect a Business Combination. The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount held in the Trust Account (which, as of December 31, 2023, was approximately $10.60 per share), calculated as of two business days prior to the completion of Business Combination, including any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements (subject to an aggregate limit of $3,000,000) and to pay its tax obligations. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Class A ordinary shares will be recorded at redemption value and classified as temporary equity upon the completion of the initial public offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.” If the Company seeks shareholder approval, the Company will complete a Business Combination only if it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the Company’s ordinary shares which are represented in person or by proxy and are voted at a general meeting of the Company. If a shareholder vote is not required under applicable law or stock exchange listing requirements and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased in or after the initial public offering in favor of approving a Business Combination and to waive its redemption rights with respect to any such shares in connection with a shareholder vote to approve a Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Business Combination, and instead may search for an alternate Business Combination. Additionally, each public shareholder may elect to redeem its Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the Public Shares without the Company’s prior written consent.

The Sponsor and the Company’s officers and directors have agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of

Association (i) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Completion Window (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment and (iii) to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares if the Company fails to complete a Business Combination.

Under the Amended and Restated Memorandum and Articles of Association, the Company has 27 months from the closing of the initial public offering, or until April 10, 2024, to close its initial Business Combination because it executed a definitive agreement for its initial Business Combination within 24 months from the closing of the initial public offering (the “Completion Window”). If the Company is unable to complete a Business Combination within the Completion Window and does not further extend such date with the approval of its shareholders, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than 10 business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s officers and directors have agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Completion Window. However, if the Sponsor acquires Public Shares in or after the initial public offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Completion Window. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within the Completion Window and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the initial public offering price per Unit ($10.00).

The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of trust assets, less taxes payable. This liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account nor will it apply to any claims under the Company’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Subsidiaries

In connection with the Business Combination with LG Orion Holdings ULC (“Lions Gate”), the Company formed SEAC II Corp. (“New SEAC”), a Cayman Islands exempted company and 1455941 B.C. Unlimited Liability Company (“New BC Sub”), a British Columbia unlimited liability company, both of which are direct, wholly-owned subsidiaries of the Company. In addition, the Company formed SEAC MergerCo (“MergerCo”) a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC. New SEAC, New BC Sub, and MergerCo did not have any activity as of December 31, 2023 and they have not engaged in any operations or generated operating revenues to date.

Business Combination with LG Orion Holdings ULC

On December 22, 2023, the Company, New SEAC, Lions Gate Parent, Studio HoldCo, StudioCo, MergerCo and New BC Sub, entered into the Business Combination Agreement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement, (i) the Company will merge with and into MergerCo with SEAC Merger Surviving Company as the resulting entity, (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend, (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, (iv) New SEAC will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and the BC Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) in pursuant to the Arrangement and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate to form Pubco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement. The Arrangement is subject to the approval by the Supreme Court of British Columbia under the BC Act. For more information, please see the Current Report on Form 8-K filed with the SEC by the Company on December 22, 2023, and the Registration Statement on Form S-4 filed with the SEC by New SEAC on January 5, 2024, as amended by Amendment No. 1 filed with the SEC by New SEAC on February 9, 2024.

Liquidity, capital resources, and going concern

As of December 31, 2023, the Company had an unrestricted cash balance of $999,152, cash and investments held in the Trust Account of $794,750,266 and a working capital deficiency of $20,949,357. The Company’s liquidity needs had been satisfied prior to the completion of the initial public offering through receipt of a $25,000 capital contribution from the Sponsor in exchange for the issuance of the Founder Shares and a $300,000 loan from the Sponsor, which was paid in full on January 11, 2022. The Company’s working capital needs will be satisfied through the funds held outside of the Trust Account, from the Public Offering. In addition, the Company withdrew interest earned on the Trust Account to fund the Company’s working capital requirements (subject to an aggregate maximum release of $3,000,000, which has been reached as of December 31, 2023). The Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. Up to $1,500,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants. The terms of such loans have not been determined and no written agreements exist with respect to such loans.

While the Company had a working capital deficiency of $20,949,357 as of December 31, 2023, most of its current liabilities are not expected to be repaid from current assets. For example, $18,253,010 of the total current liabilities is related to the PIPE with reduction right liability, which is a non-cash item and is not expected to be repaid from current assets. Of the remaining $3,695,499 in accounts payable and accrued expenses, $3,576,713 is related to accrued legal expenses that are payable at the closing of the Business Combination and are not expected to be repaid from current assets.

The Company is a Special Purpose Acquisition Corporation with a scheduled liquidation date of April 10, 2024. Although the Company plans to complete the transaction before the scheduled liquidation date, there can be no assurance that the Company will be able to consummate a business combination by April 10, 2024. In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that if the Company is unable to complete a Business Combination and raise additional funds to alleviate liquidity needs and since the mandatory liquidation deadline is less than 12 months away, there is substantial doubt that the Company will operate as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after April 10, 2024. Management plans to consummate a Business Combination prior to April 10, 2024, however there can be no assurance that one will be completed.

Note 2-Summary of Significant Accounting Policies

Basis of presentation

The accompanying financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Two of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liability and PIPE with reduction right liability. Such estimates may be subject to change as more current information becomes available and the actual results could differ significantly from those estimates.

Cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation limit of $250,000, and investments held in Trust Account. The Company has not experienced losses on these accounts.

Investments Held in Trust Account

The Company’s portfolio of investments was comprised solely of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof until January 2024, when the trustee liquidated such investments and moved the proceeds to an interest-bearing demand deposit account. The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with ASC Topic 320 “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying consolidated balance sheets and adjusted for the amortization or accretion of premiums or discounts. Money market funds are presented at fair value at the end of each reporting period. See Note 11.

Offering costs

Offering costs consisted of underwriting, legal, accounting and other expenses incurred directly related to the initial public offering. Upon completion of the initial public offering, offering costs were allocated to the separable financial instruments issued in the initial public offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with warrant liability were charged to operations. Offering costs allocated to Class A Ordinary Shares were initially charged to temporary equity and then accreted to ordinary shares subject to possible redemption upon the completion of the initial public offering. Offering costs amounted to $42,130,216, of which $42,110,034 was charged to temporary equity upon the completion of the initial public offering and $20,182 was expensed to the consolidated statements of operations.

Class A Ordinary Shares subject to possible redemption

The Company accounts for its Class A Ordinary Shares subject to possible redemption in accordance with the guidance in ASC Topic 480, “Distinguishing Liabilities from Equity (“ASC 480”).” Ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Class A ordinary shares of the Company feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2023 and 2022, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity (deficit) section of the Company’s consolidated balance sheets.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of Class A ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid-in capital and accumulated deficit.

As of December 31, 2023 and 2022, the Class A ordinary shares reflected on the consolidated balance sheets are reconciled in the following table:

Gross proceeds	$750,000,000
Less
Fair value of Public Warrants at issuance	(36,750,000)
Class A ordinary share issuance costs	(42,110,034)
Plus:
Accretion of carrying value to redemption value	85,722,976

Class A Ordinary Shares subject to possible redemption as of December 31, 2022	756,862,942
Plus:
Accretion of carrying value to redemption value	37,787,324

Class A ordinary shares subject to possible redemption as of December 31, 2023	$794,650,266

Derivative financial instruments

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC Topic 815, “Derivatives and Hedging”. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

The Company accounts for the private placement warrants as liabilities at fair value on the consolidated balance sheets. The private placement warrants are subject to remeasurement at each balance sheet date and any change in fair value is recognized as a component of other income (expense), net on the statements of operations. The Company will continue to adjust the liability for changes in fair value until the earlier of the exercise or expiration of the private placement warrants. At that time, the portion of the warrant liability related to the private placement warrants will be reclassified to additional paid-in capital.

The Company accounts for the Subscription Agreements as a liability at fair value on the consolidated balance sheets (the “PIPE with reduction right liability”). The Subscription Agreements are subject to remeasurement at each balance sheet date and any change in fair value is recognized as a component of other income (expense), net on the consolidated statements of operations. The Company will continue to adjust the liability for changes in fair value until the earlier of the closing of the transactions contemplated by the Subscription Agreements or expiration of the Subscription Agreements. At that time, the PIPE with reduction right liability will be reclassified to additional paid-in capital.

Income taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes” which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2023, December 31, 2022 and December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

There is currently no taxation imposed on income by the government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Net income (loss) per ordinary share

The Company has two classes of shares, Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata between the two classes of shares. The Company complies with accounting and disclosure requirements of ASC Topic 260, “Earnings Per Share”. Net income per share is computed by dividing net income by the weighted average number of ordinary shares outstanding for the period. Accretion associated with the redeemable shares of Class A ordinary share is excluded from earnings per share as the redemption value approximates fair value.

The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) initial public offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 36,733,333 Class A ordinary share in the aggregate.

As of December 31, 2023 and 2022, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary share, and then share in the earnings of the Company. As a result, diluted net income per share is the same as basic net income per share for the period presented.

	For The Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Period From November 3, 2021 (inception) to December 31, 2021
	Class A	Class B	Class A	Class B	Class A	Class B
Basic and diluted net income (loss) per ordinary share
Numerator:
Allocation of net income (loss)	$13,360,506	$3,340,127	$17,918,827	$4,592,958	$—	$(5,000)
Denominator:
Basic and diluted weighted average shares outstanding	75,000,000	18,750,000	73,150,685	18,750,000	—	18,750,000
Basic and diluted net income per share	$0.18	$0.18	$0.24	$0.24	$—	$—

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature, except for the warrant liability and PIPE with reduction right liability (see Notes 9, 10 and 11).

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3-Initial Public Offering

The Company consummated the initial public offering of 75,000,000 units at $10.00 per unit. Each unit consisted of one Class A ordinary share and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitled the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 9).

Note 4-Private Placement

The Sponsor purchased an aggregate of 11,733,333 private placement warrants at a price of $1.50 per private placement warrant, for an aggregate purchase price of $17,600,000, from the Company in a private placement that closed simultaneously with the closing of the initial public offering. Each private placement warrant entitles the holder to purchase one Class A ordinary share at $11.50 per share, subject to adjustment (see Note 9). A portion of the proceeds from the sale of the private placement warrants were added to the net proceeds from the initial public offering held in the Trust Account (see Note 6). If the Company does not complete a Business Combination within the Completion Window, the proceeds from the sale of the private placement warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the private placement warrants will expire worthless.

Note 5-Related Party Transactions

Founder Shares

On November 5, 2021, the Sponsor paid an aggregate of $25,000 to cover certain offering and formation costs of the Company in consideration for 17,250,000 of the Company’s Class B ordinary shares (the “Founder Shares”). On December 13, 2021, the Company effected a share recapitalization with respect to the Class B ordinary shares whereby the Company issued one and one-quarter Class B ordinary shares in respect of each outstanding Class B ordinary share, resulting in the Sponsor owning 21,562,500 Founder Shares. The Founder Shares included an aggregate of up to 2,812,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the number of Founder Shares will collectively represent 20% of the Company’s issued and outstanding shares upon the completion of the initial public offering. On February 19, 2022, 2,812,500 Founder Shares were forfeited because the underwriters did not exercise their over-allotment option, resulting in the Company’s Sponsor holding 18,750,000 Founder Shares.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of (A) one year after the completion of a Business Combination; and (B) subsequent to a Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period, provided such release shall not occur earlier than 180 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

Promissory Note

On November 5, 2021, the Company issued the promissory note to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000 (the “Promissory Note”). The Promissory Note is non-interest bearing and payable on the earlier of (i) December 31, 2022 or (ii) the completion of the initial public offering. As of December 31, 2021, there was $300,000 outstanding under the Promissory Note. On January 11, 2022, the amount outstanding under the Promissory Note was repaid in full, and borrowings under the Promissory Note are no longer available.

Due to Sponsor

As of December 31, 2021, the amount due to Sponsor was $14,537. The amounts were unpaid reimbursements of offering costs paid by the Sponsor on behalf of the Company. On January 11, 2022, the amount outstanding due to Sponsor was repaid in full.

Administrative Services Agreement

The Company entered into an agreement with the Sponsor and Global Eagle Acquisition LLC (“GEA”), an entity affiliated with our Sponsor and the members of our management team, pursuant to which, commencing on January 5, 2022, it agreed to pay GEA, an affiliate of the Sponsor, $15,000 per month for office space, utilities, secretarial and administrative support services. Upon completion of a Business Combination or its liquidation, the Company will cease paying these monthly fees. During the years ended December 31, 2023 and 2022 and the period from November 3, 2021 (inception) to December 31, 2021, the Company incurred $180,000, $180,000 and $0, respectively, in expenses for services provided by the Sponsor in connection with the aforementioned agreement. As of December 31, 2023 and December 31, 2022, $45,000 and $45,000, respectively, is included in accounts payable and accrued expenses in the accompanying consolidated balance sheets.

In addition, the Company has agreed that it will indemnify the Sponsor from any claims arising out of or relating to the initial public offering or the Company’s operations or conduct of the Company’s business or any claim against the Sponsor alleging any expressed or implied management or endorsement by the Sponsor of any of the Company’s activities or any express or implied association between the Sponsor and the Company or any of its affiliates, which agreement will provide that the indemnified parties cannot access the funds held in the Trust Account.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, such loans may be converted upon completion of a Business Combination into warrants of the post Business Combination entity at a price of $1.50 per warrant at the option of the lender up to $1,500,000, per going concern note. Such warrants would be identical to the private placement warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. There have been no borrowings under this arrangement to date.

Note 6-Trust Account

A total of $750,000,000, which includes $735,000,000 of the net proceeds from the Public Offering and $15,000,000 from the sale of the private placement warrants, has been placed in the Trust Account.

As of December 31, 2023, investment securities in the Company’s Trust Account consisted of $794,750,266 in money market fund. As December 31, 2022, investment securities in the Company’s Trust Account consisted of $759,271,905 in United States Treasury Bills and $441,037 held in money market fund. The Company classifies its Treasury Instruments and equivalent securities as held to maturity in accordance with ASC 320, “Investments-Debt and Equity Securities”. Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying consolidated balance sheets and adjusted for the amortization or accretion of premiums or discounts.

In January 2022, the Company adopted the FASB issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” which requires an entity to utilize a new impairment model known as the current expected credit loss (CECL) model to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset. The CECL model is to result in more timely recognition of credit losses. This guidance also requires new disclosures for financial assets measured at amortized costs, loans, and available-for-sale debt securities. The adoption of this standard did not have a material effect on the Company’s operating results or financial position as the only securities to which this standard applies are the Treasury Bills, which the Company deemed to have no credit losses.

The following tables presents fair value information as of December 31, 2023 and 2022 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In addition, the table presents the carrying value (held to maturity), excluding accrued interest income and gross unrealized holding loss. Since all of the Company’s permitted investments consist of U.S. government treasury bills and cash, fair values of its investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets as follows:

Quoted Prices in Active Markets (Level 1)
Money market fund as of December 31, 2022	$441,037
Money market fund as of December 31, 2023	$794,750,266

Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting period. There were no transfers between levels for the years ended December 31, 2023 and 2022.

Level 1 instruments consist of investments in U.S. Treasury securities. The Company uses inputs such as actual trade data, benchmark yields, quoted market prices from dealers or brokers, and other similar sources to determine the fair value of its investments.

The carrying value, excluding gross unrealized holding gain and fair value of held to maturity securities on December 31, 2022, is as follows:

	Amortized Cost	Gross Holding Gain	Quoted Prices in Active Markets (Level 1)
U.S. Government Treasury Securities as of December 31, 2022(1)	$759,271,905	$161,421	$759,433,326

(1)	Maturity date March 23, 2023.

Note 7-Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, private placement warrants and warrants that may be issued upon conversion of the Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the initial public offering requiring the Company to register a sale of any of the securities held by them, including any other securities of the Company acquired by them prior to the consummation of the Company’s initial business combination. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company bears the expenses incurred in connection with the filing of any such registration statements.

Risks and Uncertainties

United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the recent escalation of the Israel-Hamas conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication (SWIFT) payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the escalation of the Israel- Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial business combination and any target business with which the Company may ultimately consummate an initial business combination.

Underwriting Agreement

The Company had granted the underwriters a 45-day option to purchase up to 11,250,000 additional Units to cover over-allotments at the initial public offering price, less the underwriting discounts and commissions. On February 19, 2022, the option lapsed because the underwriters did not exercise their over-allotment option.

In addition, the underwriters are entitled to a deferred fee of $0.35 per Unit, or $26,250,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Subsequent to December 31, 2023, Goldman Sachs (as defined below) waived its entitlement to any portion of the $26,250,000 deferred fee payable to it and Citi (as defined below) agreed to make certain adjustments to its entitlement to a portion of the $26,250,000 deferred underwriting fee. See Note 11 for additional information.

Note 8-Shareholders’ Deficit

Preference Shares-The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share. The Company’s board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The board of directors will be able to, without shareholder approval, issue preference shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. At December 31, 2023, December 31, 2022 and December 31, 2021, there were no preference shares issued or outstanding.

Class A Ordinary Shares-The Company is authorized to issue 400,000,000 Class A ordinary shares, with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. At December 31, 2023 and December 31, 2022, there were 75,000,000 Class A ordinary shares issued and outstanding subject to possible redemption. At December 31, 2021, there were no Class A ordinary shares issued or outstanding.

Class B Ordinary Shares-The Company is authorized to issue 80,000,000 Class B ordinary shares, with a par value of $0.0001 per share. Holders of the Class B ordinary shares are entitled to one vote for each share. On November 5, 2021, the Sponsor paid an aggregate of $25,000 to cover certain offering and formation costs of the Company in consideration for 17,250,000 of the Company’s Class B ordinary shares (the “Founder Shares”). On December 13, 2021, the Company effected a share recapitalization with respect to the Founder Shares whereby the Company issued one and one-quarter Founder Shares in respect of each outstanding Founder Share, resulting in the Sponsor owning 21,562,500 Founder Shares. The Founder Shares included an aggregate of up to 2,812,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the number of Founder Shares would collectively represent 20% of the Company’s issued and outstanding shares upon the completion of the initial public offering. On February 19, 2022, 2,812,500 Founder Shares were forfeited because the underwriters did not exercise their over-allotment option, resulting in the Sponsor holding 18,750,000 Founder Shares.

Holders of the Founder Shares will be entitled to vote on the appointment and removal of directors or continuing the Company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend the constitutional documents of the Company or to adopt new constitutional documents of the Company, in each case, as a result of the Company approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). On any other matter submitted to a vote of the shareholders prior to or in connection with the completion of the initial business combination, holders of the Founder Shares and holders of the Class A ordinary shares will vote together as a single class, except as required by law.

The Founder Shares will automatically convert into Class A ordinary shares concurrently with or immediately following the completion of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with a Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination, excluding any Class A ordinary shares or equity- linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

Note 9-Warrants

As of December 31, 2023 and 2022, the Company has 25,000,000 Public Warrants and 11,733,333 private placement warrants outstanding. The Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable 30 days after the completion of a Business Combination. The Public Warrants will expire five years from the completion of a Business Combination, or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement of which this Form 10-K forms a part or a new registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the Warrant Agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

In addition, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of the Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company elects to do so, the Company will not be required to file or maintain in effect a registration statement, but it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

(1)	in whole and not in part;

(2)	at a price of $0.01 per Public Warrant;

(3)	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

(4)

if, and only if, the reported closing price of the ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company send to the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the Warrant Agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Completion Window and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

The private placement warrants will be identical to the public warrants underlying the Units being sold in the initial public offering, except that (i) the private placement warrants will not be redeemable by the Company, (ii) the private placement warrants and the Class A ordinary shares issuable upon the exercise of the private placement warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions, (iii) the private placement warrants will be exercisable on a cashless basis, (iv) will use a different Black-Scholes Warrant Model for purposes of calculating the Black-Scholes Warrant Value (as defined in the Warrant Agreement) and (v) the private placement warrants and the Class A ordinary shares issuable upon exercise of the private placement warrants will be entitled to registration rights. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Note 10-PIPE with Reduction Right Liability

Concurrently with the execution of the Business Combination Agreement, the Company, New SEAC and Lions Gate Parent entered into subscription agreements with certain institutional and accredited investors (the “PIPE Investors” and the subscription agreements, the “Subscription Agreements”) pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 18,172,378 Pubco Common Shares (the “PIPE Shares”), at a purchase price of $9.63 per share, for an aggregate cash amount of $175,000,000.

The Subscription Agreements have a variable amount of shares at settlement to the extent the PIPE Investors exercise their Reduction Right, subject to certain other conditions. Pursuant to the Subscription Agreements, a PIPE Investor may elect to reduce the number of PIPE Shares it is obligated to purchase under its Subscription

Agreement (the “Reduction Right”), on a one-for-one basis, up to the total amount of PIPE Shares subscribed thereunder, to the extent a PIPE Investor (i) purchases Class A Ordinary Shares in open market transactions at a price of less than the Closing redemption price per share prior to the record date established for voting at the SEAC Shareholder Meeting (the “Open Market Purchase Shares”), subject to certain conditions, and (ii) beneficially owned any Class A Ordinary Shares as of the date of its Subscription Agreement, subject to certain conditions (both as described above). If such PIPE Investors exercise their Reduction Right and meet these conditions, then for every Class A Ordinary Share for which such PIPE Investor exercises its Reduction Right, such PIPE Investor will be entitled to purchase from the Company 0.1111 newly issued Class A Ordinary Shares at a purchase price of $0.0001 per share, which shares will be issued by the Company prior to the SEAC Merger (the “Reduction Right Shares”).

If the Reduction Right is exercised by any PIPE Investors, this would result in the Company raising additional incremental common equity proceeds relative to the aggregate cash PIPE proceeds of $175,000,000 and issuing Reduction Right Shares. The Subscription Agreements were evaluated under ASC 815 and meet the criteria for liability classification since the shares in the settlement are variable based on an input not considered to be inputs to the fair value of a fixed-for-fixed forward or option on equity shares. As such, the PIPE with reduction right liability is recorded at its initial fair value on the date the Company entered the Subscription Agreements (or December 22, 2023), and each balance sheet date thereafter. Changes in the estimated fair value of the liability are recognized as a non-cash gain or loss on the statements of operations. The fair value of the liability is discussed in Note 11. This liability will cease to exist upon the earlier of the closing of the transactions contemplated by the Subscription Agreements or expiration of the Subscription Agreements. For the avoidance of doubt, the PIPE reflects common equity in the pro forma, combined company and will be accounted for as such after the closing of the Business Combination with StudioCo.

Note 11-Recurring Fair Value Measurements

As of December 31, 2023, investment securities in the Company’s Trust Account consisted of $794,750,266 in a money market fund. As of December 31, 2022, investment securities in the Company’s Trust Account consisted of $759,271,905 in United States Treasury Bills and $441,037 held in money market fund. See Note 6 for fair value information for the Trust Account.

The fair value of private placement warrants was initially and subsequently measured at fair value using a Black-Scholes Option Pricing Model. For the years ended December 31, 2023 and 2022, the Company recognized a gain resulting from a decrease in the fair value of the private placement warrants of $2,816,000 and $14,197,333, respectively. The gains are presented as change in fair value of warrant liability in the accompanying consolidated statements of operations.

The fair value of the PIPE with reduction right liability was initially and subsequently measured at fair value utilizing observable market prices for public shares, relative to the present value of contractual cash proceeds, each adjusted for the probability of closing the Business Combination with StudioCo. For the year ended December 31, 2023, the Company recognized a PIPE with reduction right expense of $18,797,300 and a gain resulting from a decrease in the fair value of the PIPE with reduction right liability of $544,290. The gain is presented as a change in fair value of PIPE with reduction right liability in the accompanying consolidated statements of operations.

The following table sets forth by level within the fair value hierarchy the Company’s liabilities that were accounted for at fair value on a recurring basis:

	(Level 1)	(Level 2)	(Level 3)
Private placement warrants as of December 31, 2023	$—	$—	$469,333
PIPE with reduction right liability as of December 31, 2023	$—	$—	$18,253,010

	(Level 1)	(Level 2)	(Level 3)
Private placement warrants as of December 31, 2022	$—	$—	$3,285,333

The following table provides quantitative information regarding Level 3 fair value measurement inputs for the private placement warrants as of their measurement dates:

Inputs:	As of December 31, 2023		As of December 31, 2022
Ordinary share stock price	$10.60		$9.94
Exercise price	11.50		11.50
Volatility	45%		31%
Term	5.28		5.75
Risk-free rate of interest	3.85%		3.98%
Dividend yield	0%		0%
Probability of completing the Business Combination	91	%(1)	N/A
Probability of completing a different business combination	0.8	%(2)	9	%(3)

Note: The private placement will be forfeited for no consideration if the announced Business Combination with StudioCo is completed (estimated probability of 91% as of December 31, 2023).

(1)

Estimated by solving for the implied probability of completing the Business Combination with StudioCo based on the public warrant price and the contemplated exchange price of $0.50, adjusted for the time value of money.

(2)

Derived as follows: 9%*(1-91%), where 9% represents the probability of completing a different business combination based on public trading of rights for special purpose acquisition companies and 91% represents the probability of completing the Business Combination with StudioCo.

(3)	Based on public trading of rights for special purpose acquisition companies and their implied business combination probabilities as of December 31, 2022.

The change in the fair value of the warrant liabilities for the years ended December 31, 2022 and 2023, respectively, is summarized as follows:

Level 3 Derivative warrant liability at December 31, 2021	$—
Issuance of Private Warrants on January 10, 2022	17,482,666
Change in fair value of derivative warrant liability	(14,197,333)

Level 3 Derivative warrant liability at December 31, 2022	3,285,333
Change in fair value of derivative warrant liability	(2,816,000)

Level 3 Derivative warrant liability at December 31, 2023	$469,333

The following table provides quantitative information regarding Level 3 fair value measurement inputs for the PIPE with reduction right liability as of their measurement dates:

Inputs:	As of December 22, 2023	As of December 31, 2023
Ordinary share stock price	$10.62	$10.60
Term (1)	0.30	0.28
Risk-free rate of interest (2)	5.24%	5.20%
Probability of completing the Business Combination (3)	91%	91%

(1)	Assumes the transaction closes on April 10, 2024.
(2)	Reflects 3-month US treasury, secondary market rate as of the valuation date.
(3)

Estimated by solving for the implied probability of completing the Business Combination with StudioCo based on the public warrant price and the contemplated exchange price of $0.50, adjusted for the time value of money.

The change in the fair value of the PIPE with reduction right liability for the year ended December 31, 2023 is summarized as follows:

Level 3 PIPE reduction right liability December 31, 2022	$—
Issuance of PIPE with reduction right liability on December 22, 2023	18,797,300
Change in fair value of PIPE reduction right liability	(544,290)

Level 3 PIPE with reduction right liability at December 31, 2023	$18,253,010

Note 12-Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the consolidated balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as noted below, the Company did not identify any subsequent events, that have occurred that would require adjustments to the disclosures in the financial statements.

Subsequent to December 31, 2023 and in consideration of Citigroup Global Markets Inc.’s (“Citi”) engagement as the Company’s financial advisor and placement agent in the private investments in public equities (“PIPE”) financing raised in connection with the Business Combination, and the fees it is expected to receive in connection with such roles, on January 3, 2024, Citi agreed to make adjustments to its entitlement to a portion of the $26,250,000 deferred underwriting fee payable to it pursuant to the terms of that certain underwriting agreement, dated January 5, 2022 (the “Underwriting Agreement”), by and between the Company and Goldman Sachs & Co. LLC (“Goldman Sachs”) and Citi, as representatives of the underwriters, which deferred underwriting fee would have been due upon the closing of the Business Combination. Such adjustments modified Citi’s entitlement to its portion of the deferred underwriting fee to be equal to a specific percentage of the amount remaining in the Trust Account, after giving effect to the redemption rights exercised by the Company’s public shareholders and certain other adjustments.

In addition, on January 3, 2024, the Company received a letter from Goldman Sachs whereby Goldman Sachs waived its entitlement to any portion of the $26,250,000 deferred underwriting fee payable pursuant to the Underwriting Agreement. The Company did not seek out the reasons why Goldman Sachs waived its deferred underwriting fee, despite Goldman Sachs having already completed its services under the Underwriting Agreement. Goldman Sachs received no additional consideration for the waiver of its entitlement to the deferred underwriting fee.

On January 26, 2024, the Company amended the Trust Agreement, to permit Continental Stock Transfer & Trust Company (the “Trustee”), to hold the assets in the Trust Account in an interest-bearing demand deposit account or cash until the earlier of the consummation of an initial business combination or the Company’s liquidation. On the same day, the Company instructed the Trustee to liquidate the investments held in the Trust Account and move the funds to an interest-bearing demand deposit account, with Continental continuing to act as trustee. As a result, following the liquidation of investments in the Trust Account, the remaining proceeds from the initial public offering and the sale of the private placement warrants are no longer invested in U.S. government securities or money market funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Lions Gate Entertainment Corp.

Opinion on the Financial Statements

We have audited the accompanying combined balance sheets of the Studio Business of Lions Gate Entertainment Corp. (the Company) as of March 31, 2023 and 2022, the related combined statements of operations, comprehensive income (loss), equity (deficit) and cash flows for each of the three years in the period ended March 31, 2023, and the related notes (collectively referred to as the “combined financial statements”). In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Company at March 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the combined financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Pre-release Film Impairments

Description of the Matter	As disclosed in Note 1 to the combined financial statements, Investment in Films and Television Programs is stated at the lower of unamortized cost or estimated fair value. As disclosed in Note 3 to the combined financial statements, total impairment charges on investment in films and television programs related to theatrical films were $6.2 million for the year ended March 31, 2023 and the unamortized balance related to completed and not released and in progress theatrical films was $561.5 million at March 31, 2023.

Auditing the Company’s impairment evaluation for theatrical films prior to release is challenging and subjective as the key assumptions in the analysis include estimates of future anticipated revenues and box office performance, which may differ from future actual results. These estimates are based in part on the historical performance of similar films, test audience results when available, information regarding competing film releases, and critic reviews.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s theatrical impairment review process. For example, we tested controls over management’s review of unreleased theatrical films for indicators of impairment and management’s determination of the significant assumptions mentioned above.

To test the assessment of unreleased theatrical films for impairment, our audit procedures included, among others, evaluating unreleased theatrical films for indicators of impairment and testing the completeness and accuracy of the underlying data as well as the significant assumptions mentioned above. For example, we assessed management’s assumptions by comparing them to historical performance of comparable films and to current operating information, we evaluated test audience results when available, and we considered the historical accuracy of management’s estimates. We also performed sensitivity analyses to evaluate the potential changes in the expected profitability of unreleased films resulting from reasonable changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2001.

Los Angeles, California

July 12, 2023

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

COMBINED BALANCE SHEETS

	March 31, 2023	March 31, 2022

	(Amounts in millions)
ASSETS
Cash and cash equivalents	$210.9	$256.9
Accounts receivable, net	527.0	398.6
Due from Starz Business (Note 20)	157.6	126.8
Other current assets	256.5	229.7

Total current assets	1,152.0	1,012.0
Investment in films and television programs, net	1,786.7	1,867.9
Property and equipment, net	23.8	30.0
Investments	64.7	56.0
Intangible assets	26.9	32.6
Goodwill	795.6	795.6
Other assets	563.0	531.6

Total assets	$4,412.7	$4,325.7

LIABILITIES
Accounts payable	$251.1	$197.0
Content related payables	26.6	36.8
Other accrued liabilities	215.4	167.2
Participations and residuals	524.4	450.8
Film related obligations	923.7	659.5
Debt—short term portion	41.4	222.8
Deferred revenue	126.2	153.0

Total current liabilities	2,108.8	1,887.1
Debt	1,202.2	1,236.3
Participations and residuals	329.6	265.1
Film related obligations	1,016.4	645.9
Other liabilities	120.9	163.4
Deferred revenue	52.0	49.8
Deferred tax liabilities	18.1	16.4

Total liabilities	4,848.0	4,264.0
Commitments and contingencies (Note 17)
Redeemable noncontrolling interests	343.6	321.2

EQUITY (DEFICIT)
Parent net investment	(881.9)	(271.5)
Accumulated other comprehensive income	101.5	10.2

Total parent equity (deficit)	(780.4)	(261.3)
Noncontrolling interests	1.5	1.8

Total equity (deficit)	(778.9)	(259.5)

Total liabilities, redeemable noncontrolling interest and equity (deficit)	$4,412.7	$4,325.7

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

COMBINED STATEMENTS OF OPERATIONS

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Revenues:
Revenue	$2,308.3	$2,068.1	$1,708.8
Revenue—Starz Business (Note 20)	775.5	648.2	204.1

Total revenues	3,083.8	2,716.3	1,912.9
Expenses:
Direct operating	2,207.9	1,922.1	1,220.0
Distribution and marketing	304.2	315.2	216.7
General and administration	387.0	342.7	342.0
Depreciation and amortization	17.9	18.1	17.2
Restructuring and other	27.2	6.3	21.1

Total expenses	2,944.2	2,604.4	1,817.0

Operating income	139.6	111.9	95.9
Interest expense	(162.6)	(115.0)	(109.7)
Interest and other income	6.4	28.0	6.1
Other expense	(21.2)	(8.6)	(4.7)
Loss on extinguishment of debt	(1.3)	(3.4)	—
Gain on investments, net	44.0	1.3	0.6
Equity interests income (loss)	0.5	(3.0)	(6.1)

Income (loss) before income taxes	5.4	11.2	(17.9)
Income tax provision	(14.3)	(17.3)	(17.3)

Net loss	(8.9)	(6.1)	(35.2)
Less: Net loss attributable to noncontrolling interests	8.6	17.2	15.6

Net income (loss) attributable to Parent	$(0.3)	$11.1	$(19.6)

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

COMBINED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Net loss	$(8.9)	$(6.1)	$(35.2)
Foreign currency translation adjustments, net of tax	(2.2)	(4.6)	4.5
Net unrealized gain on cash flow hedges, net of tax	93.5	117.2	119.0

Comprehensive income	82.4	106.5	88.3
Less: Comprehensive loss attributable to noncontrolling interest	8.6	17.2	15.6

Comprehensive income attributable to Parent	$91.0	$123.7	$103.9

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

COMBINED STATEMENTS OF EQUITY (DEFICIT)

	Parent Net Investment	Accumulated Other Comprehensive Income (Loss)	Total Parent Equity (Deficit)	Non-controlling Interests (a)	Total Equity (Deficit)

	(Amounts in millions)
Balance at March 31, 2020	$(242.0)	$(225.9)	$(467.9)	$2.0	$(465.9)
Net income (loss)	(19.6)	—	(19.6)	0.2	(19.4)
Net transfers from Parent	174.2	—	174.2	—	174.2
Noncontrolling interests	—	—	—	(0.6)	(0.6)
Redeemable noncontrolling interests adjustment to redemption value	(47.1)	—	(47.1)	—	(47.1)
Other comprehensive income	—	123.5	123.5	—	123.5

Balance at March 31, 2021	$(134.5)	$(102.4)	$(236.9)	$1.6	$(235.3)
Net income	11.1	—	11.1	0.5	11.6
Net transfers to Parent	(49.5)	—	(49.5)	—	(49.5)
Noncontrolling interests	—	—	—	(0.3)	(0.3)
Redeemable noncontrolling interests adjustment to redemption value	(98.6)	—	(98.6)	—	(98.6)
Other comprehensive income	—	112.6	112.6	—	112.6

Balance at March 31, 2022	$(271.5)	$10.2	$(261.3)	$1.8	$(259.5)
Net income (loss)	(0.3)	—	(0.3)	0.6	0.3
Net transfers to Parent	(550.4)	—	(550.4)	—	(550.4)
Noncontrolling interests	—	—	—	(0.9)	(0.9)
Redeemable noncontrolling interests adjustment to redemption value	(59.7)	—	(59.7)	—	(59.7)
Other comprehensive income	—	91.3	91.3	—	91.3

Balance at March 31, 2023	$(881.9)	$101.5	$(780.4)	$1.5	$(778.9)

(a)	Excludes redeemable noncontrolling interests, which are reflected in temporary equity (see Note 11).

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

COMBINED STATEMENTS OF CASH FLOWS

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Operating Activities:
Net loss	$(8.9)	$(6.1)	$(35.2)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	17.9	18.1	17.2
Amortization of films and television programs	1,649.3	1,497.5	746.0
Other impairments	5.9	—	—
Amortization of debt financing costs and other non-cash interest	21.8	46.5	41.0
Non-cash share-based compensation	73.4	70.2	58.0
Other amortization	59.9	82.5	67.3
Loss on extinguishment of debt	1.3	3.4	—
Equity interests income (loss)	(0.5)	3.0	6.1
Gain on investments	(44.0)	(1.3)	(0.6)
Deferred income taxes	1.6	1.2	1.9
Changes in operating assets and liabilities:
Proceeds from the termination of interest rate swaps	188.7	—	—
Accounts receivable, net	(136.7)	(33.0)	156.9
Investment in films and television programs, net	(1,568.4)	(1,750.1)	(1,181.9)
Other assets	(44.9)	(207.0)	(15.2)
Accounts payable and accrued liabilities	57.4	(40.6)	(64.9)
Participations and residuals	138.3	(73.4)	(53.4)
Content related payables	(10.7)	4.0	(9.2)
Deferred revenue	(24.5)	(4.8)	38.4
Due from Starz Business	(30.8)	(45.1)	(4.8)

Net Cash Flows Provided By (Used In) Operating Activities	346.1	(435.0)	(232.4)

Investing Activities:
Proceeds from the sale of equity method and other investments	46.3	1.5	5.1
Investment in equity method investees and other	(17.5)	(14.0)	(0.2)
Distributions from equity method investees and other	1.9	7.2	—
Acquisition of assets (film library and related assets)	—	(161.4)	—
Increase in loans receivable	—	(4.3)	—
Purchases of accounts receivables held for collateral	(183.7)	(172.9)	(212.5)
Receipts of accounts receivables held for collateral	190.8	169.3	217.5
Capital expenditures	(6.5)	(6.1)	(10.2)

Net Cash Flows Provided By (Used In) Investing Activities	31.3	(180.7)	(0.3)

Financing Activities:
Debt—borrowings, net of debt issuance and redemption costs	1,523.0	1,494.3	200.0
Debt—repurchases and repayments	(1,745.8)	(1,629.5)	(265.0)
Film related obligations—borrowings	1,584.7	1,083.0	392.5
Film related obligations—repayments	(956.5)	(272.6)	(53.0)
Financing component of interest rate swaps	(134.5)	(28.5)	(22.3)
Purchase of noncontrolling interest	(36.5)	—	—
Distributions to noncontrolling interest	(7.6)	(1.5)	(3.4)
Parent net investment	(621.3)	(119.7)	116.2

Net Cash Flows Provided By (Used In) Financing Activities	(394.5)	525.5	365.0

Net Change In Cash, Cash Equivalents and Restricted Cash	(17.1)	(90.2)	132.3
Foreign Exchange Effects on Cash, Cash Equivalents and Restricted Cash	(1.8)	(0.8)	4.2
Cash, Cash Equivalents and Restricted Cash—Beginning Of Period	270.3	361.3	224.8

Cash, Cash Equivalents and Restricted Cash—End Of Period	$251.4	$270.3	$361.3

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

NOTES TO AUDITED COMBINED FINANCIAL STATEMENTS

1. Description of Business, Basis of Presentation and Significant Accounting Policies

Description of Business

Lions Gate Entertainment Corp. (“Lionsgate,” or “Parent”) encompasses world-class motion picture and television studio operations (collectively referred to as the “Studio Business”) and the STARZ-branded premium global subscription platforms (the “Starz Business”) to bring a unique and varied portfolio of entertainment to consumers around the world. Lionsgate has historically had three reportable business segments: (1) Motion Picture, (2) Television Production and (3) Media Networks. The Studio Business is substantially reflected in the Lionsgate Motion Picture and Television Production segments. These financial statements reflect the combination of the assets, liabilities, operations and cash flows reflecting the Studio Business which is referred to in these combined financial statements as the “Studio Business” or the “Company”.

These combined financial statements of the Studio Business have been prepared on a carve-out basis and are derived from Lionsgate’s consolidated financial statements and accounting records. These combined financial statements reflect the Studio Business’s combined historical financial position, results of operations and cash flows as they were historically managed in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”). The combined financial statements may not be indicative of the Studio Business’s future performance and do not necessarily reflect what the financial position, results of operations and cash flows would have been had the Studio Business operated as an independent, publicly traded company during the periods presented.

The Studio Business consists of the Motion Picture and Television Production reportable segments, together with substantially all of Lionsgate’s corporate general and administrative costs. Motion Picture consists of the development and production of feature films, acquisition of North American and worldwide distribution rights, North American theatrical, home entertainment and television distribution of feature films produced and acquired, and worldwide licensing of distribution rights to feature films produced and acquired. Television Production consists of the development, production and worldwide distribution of television productions including television series, television movies and mini-series, and non-fiction programming. Television Production includes the domestic and international licensing of Starz original productions to the Starz Business, and the ancillary market distribution of Starz original productions and licensed product. Additionally, the Television Production segment includes the results of operations of 3 Arts Entertainment, a talent management company.

Basis of Presentation

The Studio Business has historically operated as part of Lionsgate and not as a standalone company. The Studio Business’s combined financial statements, representing the historical assets, liabilities, operations and cash flows of the combination of the operations making up the worldwide Studio Business, have been derived from the separate historical accounting records maintained by Lionsgate, and are presented on a carve-out basis. These combined financial statements reflect the combined historical results of operations, financial position, comprehensive income (loss) and cash flows of the Studio Business for the periods presented as historically managed within Lionsgate through the use of a management approach in identifying the Studio Business’s operations. In using the management approach, considerations over how the business operates were utilized to identify historical operations that should be presented within the carve-out financial statements. This approach was taken due to the organizational structure of certain legal entities comprising the Studio Business.

All revenues and costs as well as assets and liabilities directly associated with the business activity of the Studio Business are included in the accompanying combined financial statements. Revenues and costs associated with the Studio Business are specifically identifiable in the accounting records maintained by Lionsgate and primarily represent the revenue and costs used for the determination of segment profit of the Motion Picture and Television Production segments of Lionsgate. In addition, the Studio Business costs include an allocation of corporate general and administrative expense (inclusive of share-based compensation) which has been allocated to the Studio Business as further discussed below. Other costs excluded from the Motion Picture and Television Production segment profit but relating to the Studio Business are generally specifically identifiable as costs of the Studio Business in the accounting records of Lionsgate and are included in the accompanying combined financial statements.

Lionsgate utilizes a centralized approach to cash management. Cash generated by the Studio Business is managed by Lionsgate’s centralized treasury function and cash is routinely transferred to the Company or to the Starz Business to fund operating activities when needed. Cash and cash equivalents of the Studio Business are reflected in the combined balance sheets. Payables to and receivables from Lionsgate, primarily related to the Starz Business, are often settled through movement to the intercompany accounts between Lionsgate, the Starz Business and the Studio Business. Other than certain specific balances related to unsettled payables or receivables, the intercompany balances between the Studio Business and Lionsgate have been accounted for as parent net investment. See Note 20 for further details.

The Studio Business is the primary borrower of certain corporate indebtedness (the revolving credit facility, term loan A and term loan B, together referred to as the “Senior Credit Facilities”) of Lionsgate. The Senior Credit Facilities are generally used as a method of financing Lionsgate’s operations in totality and are not specifically identifiable to the Studio Business or the Starz Business. It is not practical to determine what the capital structure would have been historically for the Studio Business or the Starz Business as standalone companies. A portion of Lionsgate’s corporate debt, Lionsgate’s 5.500% senior notes due April 15, 2029 (the “Senior Notes”) and related interest expense are not reflected in the Studio Business’s combined financial statements. The Studio Business remains a guarantor under the Senior Notes indenture agreement. See Note 7 for further details.

Additional indebtedness directly related to the Studio Business, including production loans, borrowings under the Production Tax Credit Facility, IP Credit Facility, and Backlog Facility (each as defined below) and other obligations, are reflected in the Studio Business combined financial statements. See Note 8 for further details.

Lionsgate’s corporate general and administrative functions and costs have historically provided oversight over both the Starz Business and the Studio Business. These functions and costs include, but are not limited to, salaries and wages for certain executives and other corporate officers related to executive oversight, investor relations costs, costs for the maintenance of corporate facilities, and other common administrative support functions, including corporate accounting, finance and financial reporting, audit and tax costs, corporate and other legal support functions, and certain information technology and human resources expense. Accordingly, the audited financial statements of the Studio Business, include allocations of certain general and administrative expenses (inclusive of share-based compensation) from Lionsgate related to these corporate and shared service functions historically provided by Lionsgate. These expenses have been allocated to the Company on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis of consolidated Lionsgate revenue, payroll expense or other measures considered to be a reasonable reflection of the historical utilization levels of these services. Accordingly, the Studio Business financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated entity, and may not be indicative of the expenses that the Company will incur in the future.

The Company also pays certain costs on behalf of the Starz Business such as certain rent expense, employee benefits, insurance and other administrative operating costs which are reflected as expenses of the Starz Business. The Starz Business also pays certain costs on behalf of the Company such as legal expenses, software development costs and severance which are reflected as expenses of the Studio Business. The settlement of reimbursable expenses between the Studio Business and the Starz Business have been accounted for as parent net investment. See Note 20 for further detail of parent net investment included in these combined financial statements.

Management believes the assumptions underlying these combined financial statements, including the assumptions regarding the allocation of general and administrative expenses from Lionsgate to the Studio Business, are reasonable. However, the allocations may not include all of the actual expenses that would have been incurred by the Studio Business and may not reflect its combined results of operations, financial position and cash flows had it been a standalone company during the periods presented. It is not practicable to estimate actual costs that would have been incurred had the Studio Business been a standalone company and operated as an unaffiliated entity during the periods presented. Actual costs that might have been incurred had the Studio Business been a standalone company would depend on a number of factors, including the organizational structure, what corporate functions the Studio Business might have performed directly or outsourced, and strategic decisions the Company might have made in areas such as executive management, legal and other professional services, and certain corporate overhead functions. See Note 20 for further detail of the allocations included in these combined financial statements.

Generally Accepted Accounting Principles

These combined financial statements have been prepared in accordance with GAAP.

Principles of Consolidation

The accompanying combined financial statements of the Company have been derived from the consolidated financial statements and accounting records of Lionsgate and reflect certain allocations from Lionsgate as further discussed above.

All significant intercompany balances and transactions within the Company have been eliminated in these combined financial statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. The most significant estimates made by management in the preparation of the financial statements relate to ultimate revenue and costs used for the amortization of investment in films and television programs; estimates related to the revenue recognition of sales or usage-based royalties; fair value of equity-based compensation; the allocations of costs to the Company for certain corporate and shared service functions in preparing the combined financial statements on a carve-out basis; fair value of assets and liabilities for allocation of the purchase price of companies or assets acquired; income taxes including the assessment of valuation allowances for deferred tax assets; accruals for contingent liabilities; impairment assessments for investment in films and television programs, property and equipment, equity investments and goodwill. Actual results could differ from such estimates.

Reclassifications

Certain amounts presented in prior years have been reclassified to conform to the current year’s presentation.

Significant Accounting Policies

Revenue Recognition

The Company’s Motion Picture and Television Production segments generate revenue principally from the licensing of content in domestic theatrical exhibition, home entertainment (e.g., digital media and packaged media), television, and international market places.

Revenue is recognized upon transfer of control of promised services or goods to customers in an amount that reflects the consideration the Company expects to receive in exchange for those services or goods. Revenues do not include taxes collected from customers on behalf of taxing authorities such as sales tax and value-added tax.

Revenue also includes licensing of motion pictures and television programming (including Starz original productions) to the Starz Business. See Note 20 for further details.

Licensing Arrangements. The Company’s content licensing arrangements include fixed fee and minimum guarantee arrangements, and sales or usage based royalties.

Fixed Fee or Minimum Guarantees: The Company’s fixed fee or minimum guarantee licensing arrangements may, in some cases, include multiple titles, multiple license periods (windows) with a substantive period in between the windows, rights to exploitation in different media, or rights to exploitation in multiple territories, which may be considered distinct performance obligations. When these performance obligations are considered distinct, the fixed fee or minimum guarantee in the arrangement is allocated to the title, window, media right or territory as applicable, based on estimates of relative standalone selling prices. The amounts related to each performance obligation (i.e., title, window, media or territory) are recognized when the content has been delivered, and the window for the exploitation right in that territory has begun, which is the point in time at which the customer is able to begin to use and benefit from the content.

Sales or Usage Based Royalties: Sales or usage based royalties represent amounts due to the Company based on the “sale” or “usage” of the Company’s content by the customer, and revenues are recognized at the later of when the subsequent sale or usage occurs, or the performance obligation to which some or all the sales or usage-based royalty has been allocated and has been satisfied (or partially satisfied). Generally, when the Company licenses completed content with standalone functionality (such as a movie, or television show), its performance obligation will be satisfied prior to the sale or usage. When the Company licenses intellectual property that does not have stand-alone functionality (e.g., brands, themes, logos, etc.), its performance obligation is generally satisfied in the same period as the sale or usage. The actual amounts due to the Company under these arrangements are generally not reported to the Company until after the close of the reporting period. The Company records revenue under these arrangements for the amounts due and not yet reported to the Company based on estimates of the sales or usage of these customers and pursuant to the terms of the contracts. Such estimates are based on information from the Company’s customers, historical experience with similar titles in that market or territory, the performance of the title in other markets, and/or data available in the industry.

Revenues by Market or Product Line. The following describes the revenues generated by market or product line. Theatrical revenues are included in the Motion Picture segment; home entertainment, television, international and other revenues are applicable to both the Motion Picture and Television Production segments.

•

Theatrical. Theatrical revenues are derived from the domestic theatrical release of motion pictures licensed to theatrical exhibitors on a picture-by-picture basis (distributed by the Company directly in the United States and through a sub-distributor in Canada). Revenue from the theatrical release of feature films are treated as sales or usage-based royalties, are recognized as revenue starting at the exhibition date and are based on the Company’s participation in box office receipts of the theatrical exhibitor.

•	Home Entertainment. Home entertainment consists of Digital Media and Packaged Media.

•

Digital Media. Digital media includes digital transaction revenue sharing arrangements (pay-per-view and video-on-demand platforms, electronic sell through (“EST”), and digital rental) and licenses of content to digital platforms for a fixed fee.

Digital Transaction Revenue Sharing Arrangements: Primarily represents revenue sharing arrangements with certain digital media platforms which generally provide that, in exchange for a nominal or no upfront sales price, the Company shares in the rental or sales revenues generated by the platform on a title-by-title basis. These digital media platforms generate revenue from rental and EST arrangements, such as download-to-own, download-to-rent, and video-on-demand. These revenue sharing arrangements are recognized as sales or usage-based royalties based on the performance of these platforms and pursuant to the terms of the contract, as discussed above.

Licenses of Content to Digital Platforms: Primarily represents the licensing of content to subscription-video-on-demand (“SVOD”) or other digital platforms for a fixed fee. As discussed above, revenues are recognized when the content has been delivered and the window for the exploitation right in that territory has begun.

•

Packaged Media. Packaged media revenues represent the sale of motion pictures and television shows (produced or acquired) on physical discs (DVD’s, Blu-ray, 4K Ultra HD, referred to as “Packaged Media”) in the retail market. Revenues are recognized, net of an allowance for estimated returns and other allowances, on the later of receipt by the customer or “street date” (when it is available for sale by the customer).

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Television. Television revenues are derived from the licensing to domestic markets (linear pay, basic cable, free television markets, syndication) of motion pictures (including theatrical productions and acquired films) and scripted and unscripted television series, television movies, mini-series, and non-fiction programming. Television revenues include fixed fee arrangements as well as arrangements in which the Company earns advertising revenue from the exploitation of certain content on television networks. Television also includes revenue from licenses to SVOD platforms in which the initial license of a television series is to an SVOD platform or the traditional pay window for a motion picture is licensed to an SVOD platform. Revenues associated with a title, right, or window from television licensing arrangements are recognized when the feature film or television program is delivered (on an episodic basis for television product) and the window for the exploitation right has begun.

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International. International revenues are derived from (1) licensing of the Company’s productions, acquired films, catalog product and libraries of acquired titles to international distributors, on a territory-by-territory basis; (2) the direct distribution of the Company’s productions, acquired films, and the Company’s catalog product and libraries of acquired titles in the United Kingdom; and (3) licensing to international markets of scripted and unscripted series, television movies, mini-series and non-fiction programming. License fees and minimum guarantee amounts associated with title, window, media or territory, are recognized when access to the feature film or television program has been granted or delivery has occurred, as required under the contract, and the right to exploit the feature film or television program in that window, media or territory has commenced. Revenues are also generated from sales or usage based royalties received from international distributors based on their distribution performance pursuant to the terms of the contracts after the recoupment of certain costs in some cases, and the initial minimum guarantee, if any, and are recognized when the sale by the Company’s customer generating a royalty due to the Company has occurred.

•

Other. Other revenues are derived from the licensing of the Company’s film and television and related content (games, music, location-based entertainment royalties, etc.) to other ancillary markets and from commissions and executive producer fees earned related to talent management.

Revenues from the licensing of film and television content and the sales and licensing of music are recognized when the content has been delivered and the license period has begun, as discussed above. Revenues from the licensing of symbolic intellectual property (i.e., licenses of motion pictures or television characters, brands, storylines, themes or logos) is recognized over the corresponding license term. Commissions are recognized as such services are provided.

Deferred Revenue. Deferred revenue relates primarily to customer cash advances or deposits received prior to when the Company satisfies the corresponding performance obligation.

Deferred revenue also relates to customer payments made in advance of when the Company fulfills its performance obligation and recognizes revenue. This primarily occurs under television production contracts, in which payments may be received as the production progresses, international motion picture contracts, where a portion of the payments are received prior to the completion of the movie and prior to license rights start dates, and pay television contracts with multiple windows with a portion of the revenues deferred until the subsequent exploitation windows commence. These arrangements do not contain significant financing components because the reason for the payment structure is not for the provision of financing to the Company, but rather to mitigate the Company’s risk of customer non-performance and incentivize the customer to exploit the Company’s content.

See Note 12 for further information.

Accounts Receivable. Payment terms vary by location and type of customer and the nature of the licensing arrangement. However, other than certain multi-year license arrangements; payments are generally due within 60 days after revenue is recognized. For certain multi-year licensing arrangements, primarily in the television, digital media, and international markets, payments may be due over a longer period. When the Company expects the period between fulfillment of its performance obligation and the receipt of payment to be greater than a year, a significant financing component is present. In these cases, such payments are discounted to present value based on a discount rate reflective of a separate financing transaction between the customer and the Company, at contract inception. The significant financing component is recorded as a reduction to revenue and accounts receivable initially, with such accounts receivable discount amortized to interest income over the period to receipt of payment. The Company does not assess contracts with deferred payments for significant financing components if, at contract inception, the Company expects the period between fulfillment of the performance obligation and subsequent payment to be one year or less.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash deposits at financial institutions and investments in money market mutual funds.

Restricted Cash

At March 31, 2023 and 2022, the Company had restricted cash of $40.5 million and $13.4 million, respectively, primarily representing amounts related to required cash reserves for interest payments associated with the Production Tax Credit Facility, IP Credit Facility and Backlog Facility. Restricted cash is included within the “Other current assets” and “Other assets—non-current” line items on the combined balance sheets. See Note 19 for further information.

Investment in Films and Television Programs

General. Investment in films and television programs includes the unamortized costs of films and television programs, which are monetized individually (i.e., through domestic theatrical, home entertainment, television, international or other ancillary-market distribution).

Recording Cost. Costs of acquiring and producing films and television programs and of acquired libraries are capitalized when incurred. For films and television programs produced by the Company, capitalized costs include all direct production and financing costs, capitalized interest and production overhead. For the years ended March 31, 2023, 2022 and 2021, total capitalized interest was $28.1 million, $12.8 million and $2.8 million, respectively. For acquired films and television programs, capitalized costs consist of minimum guarantee payments to acquire the distribution rights.

Amortization. Costs of acquiring and producing films and television programs and of acquired libraries that are monetized individually are amortized using the individual-film-forecast method, whereby these costs are amortized and participations and residuals costs are accrued in the proportion that current year’s revenue bears to management’s estimate of ultimate revenue at the beginning of the current year expected to be recognized from the exploitation, exhibition or sale of the films or television programs.

Ultimate Revenue. Ultimate revenue includes estimates over a period not to exceed ten years following the date of initial release of the motion picture. For an episodic television series, the period over which ultimate revenues are estimated cannot exceed ten years following the date of delivery of the first episode, or, if still in production, five years from the date of delivery of the most recent episode, if later. For titles included in acquired libraries, ultimate revenue includes estimates over a period not to exceed twenty years following the date of acquisition.

Development. Films and television programs in development include costs of acquiring film rights to books, stage plays or original screenplays and costs to adapt such projects. Such costs are capitalized and, upon commencement of production, are transferred to production costs. Projects in development are written off at the earlier of the date they are determined not to be recoverable or when abandoned, or three years from the date of the initial investment unless the fair value of the project exceeds its carrying cost.

Impairment Assessment. An individual film or television program is evaluated for impairment when an event or change in circumstances indicates that the fair value of an individual film is less than its unamortized cost.

The fair value is determined based on a discounted cash flow analysis of the cash flows directly attributable to the title. To the extent the unamortized costs exceed the fair value, an impairment charge is recorded for the excess.

The discounted cash flow analysis includes cash flows estimates of ultimate revenue and costs as well as a discount rate (a Level 3 fair value measurement, see Note 10 for further information). The discount rate utilized in the discounted cash flow analysis is based on the weighted average cost of capital of the Company plus a risk premium representing the risk associated with producing a particular film or television program. Estimates of future revenue involve measurement uncertainty and it is therefore possible that reductions in the carrying value of investment in films and television programs may be required as a consequence of changes in management’s future revenue estimates.

Property and Equipment, net

Property and equipment is carried at cost less accumulated depreciation. Depreciation is provided for on a straight line basis over the following useful lives:

Computer equipment and software	3—5 years
Furniture and equipment	3—5 years
Leasehold improvements	Lease term or the useful life, whichever is shorter
Land	Not depreciated

The Company periodically reviews and evaluates the recoverability of property and equipment. Where applicable, estimates of net future cash flows, on an undiscounted basis, are calculated based on future revenue estimates. If appropriate and where deemed necessary, a reduction in the carrying amount is recorded based on the difference between the carrying amount and the fair value based on discounted cash flows.

Leases

The Company determines if an arrangement is a lease at its inception. The expected term of the lease used for computing the lease liability and right-of-use (“ROU”) asset and determining the classification of the lease as operating or financing may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. The Company also elected to not separate lease components from non-lease components across all lease categories. Instead, each separate lease component and non-lease component are accounted for as a single lease component.

Operating Leases. Operating lease ROU assets, representing the Company’s right to use the underlying asset for the lease term, are included in the “Other assets—non-current” line item in the Company’s combined balance sheets. Operating lease liabilities, representing the present value of the Company’s obligation to make payments over the lease term, are included in the “Other accrued liabilities” and “Other liabilities—non-current” line items in the Company’s combined balance sheets. The Company has entered into various short-term operating leases which have an initial term of 12 months or less. These short-term leases are not recorded on the Company’s combined balance sheets. Lease expense for operating leases is recognized on a straight-line basis over the lease term.

The present value of the lease payments is calculated using a rate implicit in the lease, when readily determinable. However, as most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate to determine the present value of the lease payments for the majority of its leases.

Variable lease payments that are based on an index or rate are included in the measurement of ROU assets and lease liabilities at lease inception. All other variable lease payments are expensed as incurred and are not included in the measurement of ROU assets and lease liabilities.

The Company did not have any finance leases during the years ended March 31, 2023 and 2022.

Investments

Investments include investments accounted for under the equity method of accounting, and equity investments with and without readily determinable fair value.

Equity Method Investments: The Company uses the equity method of accounting for investments in companies in which it has a minority equity interest and the ability to exert significant influence over operating decisions of the companies. Significant influence is generally presumed to exist when the Company owns between 20% and 50% of the voting interests in the investee, holds substantial management rights or holds an interest of less than 20% in an investee that is a limited liability partnership or limited liability corporation that is treated as a flow-through entity.

Under the equity method of accounting, the Company’s share of the investee’s earnings (losses) are included in the “equity interests income (loss)” line item in the combined statements of operations. The Company records its share of the net income or loss of most equity method investments on a one quarter lag and, accordingly, during the years ended March 31, 2023, 2022 and 2021, the Company recorded its share of the income or loss generated by these entities for the years ended December 31, 2022, 2021 and 2020, respectively.

Dividends and other distributions from equity method investees are recorded as a reduction of the Company’s investment. Distributions received up to the Company’s interest in the investee’s retained earnings are considered returns on investments and are classified within cash flows from operating activities in the combined statement of cash flows. Distributions from equity method investments in excess of the Company’s interest in the investee’s retained earnings are considered returns of investments and are classified within cash flows provided by investing activities in the combined statements of cash flows.

Other Equity Investments: Investments in nonconsolidated affiliates in which the Company owns less than 20% of the voting common stock, or does not exercise significant influence over operating and financial policies, are recorded at fair value using quoted market prices if the investment has a readily determinable fair value. If an equity investment’s fair value is not readily determinable, the Company will recognize it at cost less any impairment, adjusted for observable price changes in orderly transactions in the investees’ securities that are identical or similar to the Company’s investments in the investee. The unrealized gains and losses and the adjustments related to the observable price changes are recognized in net income (loss).

Impairments of Investments: The Company regularly reviews its investments for impairment, including when the carrying value of an investment exceeds its market value. If the Company determines that an investment has sustained an other-than-temporary decline in its value, the investment is written down to its fair value by a charge to earnings. Factors that are considered by the Company in determining whether an other-than-temporary decline in value has occurred include (i) the market value of the security in relation to its cost basis, (ii) the financial condition of the investee, and (iii) the Company’s intent and ability to retain the investment for a sufficient period of time to allow for recovery in the market value of the investment.

For investments accounted for using the equity method of accounting or equity investments without a readily determinable fair value, the Company evaluates information available (e.g., budgets, business plans, financial statements, etc.) in addition to quoted market prices, if any, in determining whether an other-than-temporary decline in value exists. Factors indicative of an other-than-temporary decline include recurring operating losses, credit defaults and subsequent rounds of financing at an amount below the cost basis of the Company’s investment.

Finite-Lived Intangible Assets

Identifiable intangible assets with finite lives are amortized to depreciation and amortization expense over their estimated useful lives, ranging from 5 to 15 years.

Amortizable intangible assets are tested for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount of the asset may not be recoverable. If a triggering event has occurred, an impairment analysis is required. The impairment test first requires a comparison of undiscounted future cash flows expected to be generated over the remaining useful life of an asset to the carrying value of the asset. The impairment test is performed at the lowest level of cash flows associated with the asset. If the carrying value of the asset exceeds the undiscounted future cash flows, the asset would not be deemed to be recoverable. Impairment would then be measured as the excess of the asset’s carrying value over its fair value, which would generally be estimated based on a discounted cash flow (“DCF”) model.

The Company monitors its finite-lived intangible assets and changes in the underlying circumstances each reporting period for indicators of possible impairments or a change in the useful life or method of amortization of its finite-lived intangible assets. No such triggering events were identified during the years ended March 31, 2023 and 2022.

Goodwill

At March 31, 2023, the carrying value of goodwill was $795.6 million. Goodwill is allocated to the Company’s reporting units, which are its operating segments or one level below its operating segments (component level). Reporting units are determined by the discrete financial information available for the component and whether that information is regularly reviewed by segment management. Components are aggregated into a single reporting unit if they share similar economic characteristics. The Company’s reporting units for purposes of goodwill impairment testing during the years ended March 31, 2023, 2022 and 2021 were Motion Picture, and the Television and Talent Management businesses, both of which are part of the Television Production segment.

Goodwill is not amortized, but is reviewed for impairment each fiscal year or between the annual tests if an event occurs or circumstances change that indicates it is more-likely-than-not that the fair value of a reporting unit is less than its carrying value. The Company performs its annual impairment test as of January 1 in each fiscal year. A goodwill impairment loss would be recognized for the amount that the carrying amount of a reporting unit, including goodwill, exceeds its fair value. An entity may perform a qualitative assessment of the likelihood of the existence of a goodwill impairment. The qualitative assessment is an evaluation, based on all identified events and circumstances which impact the fair value of the reporting unit, of whether or not it is more likely than not that the fair value is less than the carrying value of the reporting unit. If the Company believes that as a result of its qualitative assessment it is more likely than not that the fair value of a reporting unit is greater than its carrying amount, a quantitative impairment test is not required but may be performed at the option of the Company.

A quantitative assessment requires determining the fair value of the Company’s reporting units. The determination of the fair value of each reporting unit utilizes DCF analyses and market-based valuation methodologies, which represent Level 3 fair value measurements. Fair value determinations require considerable judgment and requires assumptions and estimates of many factors, including revenue and market growth, operating margins and cash flows, market multiples and discount rates, and are sensitive to changes in these underlying assumptions and factors.

Goodwill Impairment Assessments:

For the Company’s annual goodwill impairment test for fiscal 2022, due to overall macroeconomic conditions, including the uncertainty of the longer-term economic impacts of the COVID-19 global pandemic, the Company performed a quantitative impairment assessment for all of its reporting units as of January 1, 2022. Based on the Company’s annual quantitative impairment assessment for fiscal 2022, the Company determined that the fair value of each of its reporting units exceeded the related carrying value.

In fiscal 2023, during the second quarter ended September 30, 2022, due to continued adverse macro and microeconomic conditions, including the competitive environment, continued inflationary trends, recessionary economies worldwide, a decline in market valuations for companies in the media and entertainment industry, as well as potential capital market transactions, the Company updated its quantitative impairment assessment for all of its reporting units as of September 30, 2022 based on the most recent data. The DCF analysis components of the fair value estimates were determined primarily by discounting estimated future cash flows, which included weighted average perpetual nominal growth rates ranging from 1.5% to 3.5%, at a weighted average cost of capital (discount rate) ranging from 11.0% to 13.0%, which considered the risk of achieving the projected cash flows, including the risk applicable to the reporting unit, industry and market as a whole. Based on its quantitative impairment assessment, the Company determined that the fair value of its reporting units exceeded the carrying values for all of its reporting units.

For the Company’s annual goodwill impairment test for fiscal 2023, the Company performed a qualitative goodwill impairment assessment for all of its reporting units. The Company’s qualitative assessment considered the increase in the market price of the Company’s common shares from September 30, 2022, the recent performance of the Company’s reporting units, and updated forecasts of performance and cash flows, as well as the continuing micro and macroeconomic environment, and industry considerations, and determined that since the quantitative assessment performed in the quarter ended September 30, 2022, there were no events or circumstances that rise to a level that would more likely than not reduce the fair value of those reporting units below their carrying values; therefore, a quantitative goodwill impairment analysis was not required.

Management will continue to monitor all of its reporting units for changes in the business environment that could impact the recoverability of goodwill in future periods. The recoverability of goodwill is dependent upon the continued growth of revenue and cash flows from the Company’s business activities. Examples of events or circumstances that could result in changes to the underlying key assumptions and judgments used in the Company’s goodwill impairment tests, and ultimately impact the estimated fair value of the Company’s reporting units may include the duration of the COVID-19 global pandemic, its impact on the global economy and the creation and consumption of the Company’s content; adverse macroeconomic conditions; volatility in the equity and debt markets which could result in higher weighted-average cost of capital; capital market transaction; and the commercial success of the Company’s television programming and motion pictures. While historical performance and current expectations have resulted in fair values of the Company’s reporting units in excess of carrying values, if the Company’s assumptions are not realized, it is possible that an impairment charge may need to be recorded in the future.

Prints, Advertising and Marketing Expenses

The costs of prints, advertising and marketing expenses are expensed as incurred.

Advertising expenses for the year ended March 31, 2023 were $203.4 million (2022 — $201.6 million, 2021—$119.2 million) which were recorded as distribution and marketing expenses in the accompanying combined statements of operations.

Income Taxes

The Company’s results have historically been included in the consolidated U.S. federal income tax return and U.S. state income tax filings of Lionsgate. The Company has computed its provision for income taxes on a separate return basis in these combined financial statements. The separate return method applies the accounting guidance for income taxes to the stand-alone financial statements as if the Company was a separate taxpayer and a stand-alone enterprise for the periods presented. The calculation of income taxes for the Company on a separate return basis requires significant judgment and use of both estimates and allocations. However, as discussed above in Note 1, the combined historical results of the Studio Business are presented on a managed basis rather than a legal entity basis, with certain deductions and other items that are included in the consolidated financial statements of Lionsgate, but not included in the combined financial statements of the Studio Business.

Income taxes are accounted for using an asset and liability approach for financial accounting and reporting for income taxes and recognition and measurement of deferred assets are based upon the likelihood of realization of tax benefits in future years. Under this method, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Valuation allowances are established when management determines that it is more likely than not that some portion or all of the net deferred tax asset, on a jurisdiction-by-jurisdiction basis, will not be realized. The financial effect of changes in tax laws or rates is accounted for in the period of enactment.

From time to time, the Company engages in transactions in which the tax consequences may be subject to uncertainty. Significant judgment is required in assessing and estimating the tax consequences of these transactions. In determining the Company’s tax provision for financial reporting purposes, the Company establishes a reserve for uncertain tax positions unless such positions are determined to be more likely than not of being sustained upon examination, based on their technical merits. The Company’s policy is to recognize interest and/or penalties related to income tax matters in income tax expense.

Government Assistance

The Company has access to government programs that are designed to promote film and television production and distribution in certain foreign countries. The Company also has access to similar programs in certain states within the U.S. that are designed to promote film and television production in those states.

Tax credits earned with respect to expenditures on qualifying film and television productions are recorded as a reduction to investment in films and television programs when the qualifying expenditures have been incurred provided that there is reasonable assurance that the credits will be realized. See Note 3 and Note 19 for further information.

Foreign Currency Translation

Monetary assets and liabilities denominated in currencies other than the functional currency are translated at exchange rates in effect at the balance sheet date. Resulting unrealized and realized gains and losses are included in the combined statements of operations.

Foreign company assets and liabilities in foreign currencies are translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Foreign company revenue and expense items are translated at the average rate of exchange for the fiscal year. Gains or losses arising on the translation of the accounts of foreign companies are included in accumulated other comprehensive income or loss, a separate component of equity.

Derivative Instruments and Hedging Activities

Derivative financial instruments are used by the Company in the management of its foreign currency and interest rate exposures. The Company’s policy is not to use derivative financial instruments for trading or speculative purposes.

The Company uses derivative financial instruments to hedge its exposures to foreign currency exchange rate and interest rate risks. All derivative financial instruments are recorded at fair value in the combined balance sheets. See Note 10 for further information. The effective changes in fair values of derivatives designated as cash flow hedges are recorded in accumulated other comprehensive income or loss and included in unrealized gains (losses) on cash flow hedges until the underlying hedged item is recognized in earnings. The effective changes in the fair values of derivatives designated as cash flow hedges are reclassified from accumulated other comprehensive income or loss to net income or net loss when the underlying hedged item is recognized in earnings. If the derivative is not designated as a hedge, changes in the fair value of the derivative are recognized in earnings. See Note 18 for further discussion of the Company’s derivative financial instruments.

Parent Net Investment

Parent net investment in the combined balance sheets is presented in lieu of shareholders’ equity and represents Lionsgate historical investment in the Company, the accumulated net earnings (losses) after taxes and the net effect of settled transactions with and allocations from Lionsgate. All transactions reflected in parent net investment by Lionsgate in the accompanying combined balance sheets have been considered as financing activities for purposes of the combined statements of cash flows.

Share-Based Compensation

Certain Company employees participate in the share-based compensation plans sponsored by Lionsgate. Lionsgate share-based compensation awards granted to employees of the Company consist of stock options, restricted share units and share appreciation rights. As such, the awards to Company employees are reflected in parent net investment within the combined statements of equity (deficit) at the time they are expensed. The combined statements of operations also include an allocation of Lionsgate corporate and shared employee share-based compensation expenses.

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. The fair value is recognized in earnings over the period during which an employee is required to provide service. See Note 13 for further discussion of the Company’s share-based compensation.

Transfers of Financial Assets

The Company enters into arrangements to sell certain financial assets (i.e., monetize its trade accounts receivables). For a transfer of financial assets to be considered a sale, the asset must be legally isolated from the Company and the purchaser must have control of the asset. Determining whether all the requirements have been met includes an evaluation of legal considerations, the extent of the Company’s continuing involvement with the assets transferred and any other relevant considerations. When the true sales criteria are met, the Company derecognizes the carrying value of the financial asset transferred and recognizes a net gain or loss on the sale. The proceeds from these arrangements with third party purchasers are reflected as cash provided by operating activities in the combined statements of cash flows. If the sales criteria are not met, the transfer is considered a secured borrowing and the financial asset remains on the combined balance sheets with proceeds from the sale recognized as debt and recorded as cash flows from financing activities in the combined statements of cash flows. See Note 19 for discussion of the Company’s accounts receivable monetization.

Recent Accounting Pronouncements

Accounting Guidance Adopted in Fiscal 2023

Government Assistance: In November 2021, the Financial Accounting Standards Board (“FASB”) issued guidance which requires certain annual disclosures about transactions with a government that are accounted for by applying a grant or contribution accounting model. The Company adopted this guidance on April 1, 2022 and is applying its provisions prospectively, with no material impact to the Company’s financial statements. See Note 3 and Note 19 for information related to production tax credits.

Accounting Guidance Adopted in Fiscal 2022

Reference Rate Reform: In March 2020, the FASB issued guidance which provides optional expedients and exceptions for applying GAAP to contract modifications, hedging relationships, and other transactions affected by the market transition from the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates to alternative reference rates, if certain criteria are met. Additionally, in January 2021, the FASB issued additional guidance, which allows entities to elect certain optional expedients and exceptions when accounting for derivative contracts and certain hedging relationships affected by changes in the interest rates. In December 2022, the FASB issued final guidance deferring the sunset date of the transition relief. The guidance is applicable to contract modifications made between March 12, 2020 and December 31, 2024 and hedging relationships that exist as of the beginning of an interim period that includes March 12, 2020 and new eligible hedging relationships designated in subsequent periods. The Company adopted this guidance on July 1, 2021 and is applying its provisions prospectively through December 31, 2024, with no material impact to the Company’s combined financial statements.

2. Acquisition

Spyglass. On July 15, 2021, the Company purchased approximately 200 feature film titles (the “Spyglass Library”) from Spyglass Media Group, LLC (“Spyglass”). The Company also formed a strategic content partnership through an investment of a minority preferred equity interest in Spyglass. The purchase price, including acquisition costs, of the Spyglass Library and preferred equity interest was $191.4 million, of which $171.4 million was paid at closing, $10.0 million was paid in July 2022, and the remaining $10.0 million is to be paid in July 2023. The Spyglass Library was accounted for as an asset acquisition and is included in investment in film and television programs on the Company’s combined balance sheet. The equity interest was accounted for as an equity-method investment. See Note 5 for further information.

3. Investment in Films and Television Programs

The predominant monetization strategy for all of the Company’s investments in films and television programs is on an individual film basis. Total investment in films and television programs is as follows:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Investment in Films and Television Programs(1)(2):
Released, net of accumulated amortization	$779.9	$663.2
Completed and not released	289.8	121.4
In progress	649.1	980.1
In development	67.9	103.2

Investment in films and television programs, net	$1,786.7	$1,867.9

(1)	At March 31, 2023, the unamortized balance related to completed and not released and in progress theatrical films was $561.5 million.
(2)

Production tax credits reduced total investment in films and television programs by $181.2 million during the year ended March 31, 2023, which resulted in a reduction of direct operating expense related to the amortization of investment in films and television programs cost of approximately $84.3 million for the year ended March 31, 2023.

At March 31, 2023, acquired film and television libraries have remaining unamortized costs of $132.8 million, which are monetized individually and are being amortized using the individual-film-forecast method over a remaining period of approximately 18.2 years (March 31, 2022—unamortized costs of $149.9 million).

Amortization of investment in film and television programs was $1,649.3 million, $1,497.5 million and $746.0 million for the years ended March 31, 2023, 2022 and 2021, respectively, and was included in direct operating expense in the combined statements of operations.

The table below summarizes estimated future amortization expense for the Company’s investment in film and television programs as of March 31, 2023:

	Year Ending March 31,
	2024	2025	2026

	(Amounts in millions)
Estimated future amortization expense:
Released investment in films and television programs	$369.3	$108.1	$82.7
Completed and not released investment in films and television programs	$170.4	n/a	n/a

Impairments. Investment in films and television programs includes write-downs to fair value, which are included in direct operating expense on the combined statements of operations, and represented the following amounts by segment for the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Impairments by segment:
Motion Picture	$6.2	$1.2	$19.4
Television Production	4.6	34.9	10.3
Impairments not included in segment operating results(1)	—	—	15.4

	$10.8	$36.1	$45.1

(1)	Fiscal 2021: Represents impairment charges as a result of changes in performance expectations associated with the circumstances associated with the COVID-19 global pandemic.

Of the impairments not included in segment operating results, none, none and $15.4 million for fiscal 2023, 2022 and 2021, respectively, related to motion picture titles.

See Note 15 and Note 16 for COVID-19 related charges included in direct operating expense.

4. Property and Equipment

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Leasehold improvements	$27.6	$26.1
Property and equipment	15.2	19.0
Computer equipment and software	71.5	67.0

	114.3	112.1
Less accumulated depreciation and amortization	(91.7)	(83.3)

	22.6	28.8
Land	1.2	1.2

	$23.8	$30.0

During the year ended March 31, 2023, depreciation expense amounted to $12.2 million (2022—$12.4 million, 2021—$11.5 million).

5. Investments

The Company’s investments consisted of the following:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Investments in equity method investees	$63.1	$53.9
Other investments	1.6	2.1

	$64.7	$56.0

Equity Method Investments:

The Company has investments in various equity method investees with ownership percentages ranging from approximately 6% to 49%. These investments include:

Spyglass. Spyglass is a global premium content company, focused on developing, producing, financing and acquiring motion pictures and television programming across all platforms for worldwide audiences.

STARZPLAY Arabia. STARZPLAY Arabia (Playco Holdings Limited) offers a STARZ-branded online subscription video-on-demand service in the Middle East and North Africa. On October 17, 2022, the Company sold a portion of its ownership interest in STARZPLAY Arabia and received net proceeds of $43.4 million and the Company recorded a gain of $43.4 million on the sale which is included in gain (loss) on investments in the Company’s combined statement of operations. Subsequent to the transaction, the Company continues to hold a minority ownership interest in STARZPLAY Arabia.

Roadside Attractions. Roadside Attractions is an independent theatrical distribution company.

Pantelion Films. Pantelion Films is a joint venture with Videocine, an affiliate of Televisa, which produces, acquires and distributes a slate of English and Spanish language feature films that target Hispanic moviegoers in the U.S.

Atom Tickets. Atom Tickets is the first-of-its-kind theatrical mobile ticketing platform and app.

Great Point Opportunity Fund. Great Point Opportunity Fund is an operating company that operates Lionsgate Studios Yonkers, a studio facility in Yonkers, New York.

42. 42 is a fully integrated management and production company, producing film, television and content, representing actors, writers, directors, comedians, presenters, producers, casting directors and media book rights with offices in London and Los Angeles.

Other. In addition to the equity method investments discussed above, the Company holds ownership interests in other immaterial equity method investees.

Summarized Financial Information. Summarized financial information for the Company’s equity method investees on an aggregate basis is set forth below:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Current assets	$189.0	$125.3
Non-current assets	$203.0	$166.4
Current liabilities	$215.5	$253.9
Non-current liabilities	$65.0	$59.8

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Revenues	$185.3	$86.0	$84.6
Gross profit	$35.1	$26.5	$32.0
Net loss	$(39.0)	$(46.1)	$(62.6)

6. Goodwill and Intangible Assets

Goodwill

There have been no changes to the balance of goodwill during each of the years ended March 31, 2023, 2022 and 2021. Goodwill by reportable segment for each period is as follows:

	Motion Picture	Television Production	Total

	(Amounts in millions)
Balance as of March 31, 2023, 2022 and 2021	$393.7	$401.9	$795.6

Intangible Assets

Finite-Lived Intangible Assets. Finite-lived intangible assets consisted of the following:

	March 31, 2023			March 31, 2022
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

	(Amounts in millions)
Finite-lived intangible assets subject to amortization:
Customer relationships	$31.0	$10.0	$21.0	$31.0	$7.9	$23.1
Trademarks and trade names	3.6	2.6	1.0	3.6	2.2	1.4
Other	23.9	19.0	4.9	23.9	15.8	8.1

	$58.5	$31.6	$26.9	$58.5	$25.9	$32.6

Amortization expense associated with the Company’s intangible assets for the year ended March 31, 2023, 2022 and 2021 was approximately $5.7 million, $5.7 million and $5.7 million, respectively. Amortization expense remaining relating to intangible assets for each of the years ending March 31, 2024 through 2028 is estimated to be approximately $5.1 million, $4.2 million, $2.5 million, $2.2 million, and $2.2 million, respectively.

7. Debt

Total debt of the Company, excluding film related and other obligations, was as follows:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Senior Credit Facilities:
Revolving Credit Facility	$—	$—
Term Loan A	428.2	638.5
Term Loan B	831.7	844.2

Total corporate debt	1,259.9	1,482.7
Unamortized debt issuance costs	(16.3)	(23.6)

Total debt, net	1,243.6	1,459.1
Less current portion	(41.4)	(222.8)

Non-current portion of debt	$1,202.2	$1,236.3

The following table sets forth future annual contractual principal payment commitments of debt as of March 31, 2023:

	Maturity Date	Year Ending March 31,
Debt Type		2024	2025	2026	2027	Thereafter	Total

		(Amounts in millions)
Revolving Credit Facility	April 2026	$—	$—	$—	$—	$—	$—
Term Loan A	April 2026	28.9	41.2	44.5	313.6	—	428.2
Term Loan B	March 2025	12.5	819.2	—	—	—	831.7

		$41.4	$860.4	$44.5	$313.6	$—	$1,259.9

Less aggregate unamortized debt issuance costs							(16.3)

							$1,243.6

Senior Credit Facilities (Revolving Credit Facility, Term Loan A and Term Loan B)

Revolving Credit Facility Availability of Funds & Commitment Fee. The revolving credit facility provides for borrowings and letters of credit up to an aggregate of $1.25 billion, and at March 31, 2023 there was $1.25 billion available. There were no letters of credit outstanding at March 31, 2023. However, borrowing levels are subject to certain financial covenants as discussed below. The Company is required to pay a quarterly commitment fee on the revolving credit facility of 0.250% to 0.375% per annum, depending on the achievement of certain leverage ratios, as defined in the credit and guarantee agreement dated December 8, 2016, as amended (the “Credit Agreement”), on the total revolving credit facility of $1.25 billion less the amount drawn.

Maturity Date:

•	Revolving Credit Facility & Term Loan A: April 6, 2026.

•	Term Loan B: March 24, 2025.

Interest:

•

Revolving Credit Facility & Term Loan A: The Revolving Credit Facility and Term Loan A bear interest at a rate per annum equal to LIBOR plus 1.75% (or an alternative base rate plus 0.75%) margin, with a LIBOR floor of zero (as amended on June 14, 2023 to SOFR plus 0.10% plus 1.75% margin, with a SOFR floor of zero). The margin is subject to potential increases of up to 50 basis points (two (2) increases of 25 basis points each) upon certain increases to net first lien leverage ratios, as defined in the Credit Agreement (effective interest rate of 6.61% as of March 31, 2023, before the impact of interest rate swaps).

•

Term Loan B: The term loan B facility due March 2025 (the “Term Loan B”) bears interest at a rate per annum equal to LIBOR plus 2.25% margin, with a LIBOR floor of zero (or an alternative base rate plus 1.25% margin) (as amended on June 14, 2023 to SOFR plus 0.10% plus 2.25% margin, with a SOFR floor of zero) (effective interest rate of 7.11% as of March 31, 2023, before the impact of interest rate swaps).

Required Principal Payments:

•

Term Loan A: Quarterly principal payments, at quarterly rates of 1.25% beginning September 30, 2022, 1.75% beginning September 30, 2023, and 2.50% beginning September 30, 2024 through March 31, 2026, with the balance payable at maturity.

•	Term Loan B: Quarterly principal payments, at a quarterly rate of 0.25%, with the balance payable at maturity.

The Term Loan A and Term Loan B also require mandatory prepayments in connection with certain asset sales, subject to certain significant exceptions, and the Term Loan B is subject to additional mandatory repayment from specified percentages of excess cash flow, as defined in the Credit Agreement.

Optional Prepayment:

•	Revolving Credit Facility, Term Loan A & Term Loan B: The Company may voluntarily prepay the Revolving Credit Facility, Term Loan A and Term Loan B at any time without premium or penalty.

Security. The Senior Credit Facilities are guaranteed by the guarantors named in the Credit Agreement (including entities of Lionsgate that are not part of the Company) and are secured by a security interest in substantially all of the assets of Lionsgate and the Guarantors (as defined in the Credit Agreement), subject to certain exceptions.

Covenants. The Senior Credit Facilities contain representations and warranties, events of default and affirmative and negative covenants that are customary for similar financings and which include, among other things and subject to certain significant exceptions, restrictions on the ability to declare or pay dividends, create liens, incur additional indebtedness, make investments, dispose of assets and merge or consolidate with any other person. In addition, a net first lien leverage maintenance covenant and an interest coverage ratio maintenance covenant apply to the Revolving Credit Facility and the Term Loan A and are tested quarterly. These covenants and ratios are applicable to and computed for the applicable entities pursuant to the agreement which includes Lionsgate subsidiaries which are not part of the Company. As of March 31, 2023, Lionsgate was in compliance with all applicable covenants.

Change of Control. The Company may also be subject to an event of default upon a change of control (as defined in the Credit Agreement) which, among other things, includes a person or group acquiring ownership or control in excess of 50% of existing Lionsgate common stock.

Potential Impact of LIBOR Transition. The Chief Executive of the U.K. Financial Conduct Authority (the “FCA”), which regulates the LIBOR has announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after the end of 2021. For U.S dollar LIBOR, publication of the one-week and two-month LIBOR settings ceased on December 31, 2021, and publication of the overnight and 12-month LIBOR settings will cease after June 30, 2023. Immediately after June 30, 2023, the one-month, three-month and six-month U.S. dollar LIBOR settings will no longer be representative.

In July 2021, the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions and other market participants, recommended replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index based on transactions in the market for short-term treasury securities. The publication of SOFR began in April 2018, and, therefore, it has a very limited history and the effects of the phase out of LIBOR and the adoption of SOFR have not been fully determined.

Under the terms of the Company’s Credit Agreement, in the event of the discontinuance of LIBOR, a mutually agreed-upon alternate benchmark rate will be established to replace LIBOR. The Company and Lenders (as defined in the Credit Agreement) shall, in good faith, endeavor to establish an alternate benchmark rate that gives due consideration to prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and which places the lenders under the Credit Agreement and the Company in the same economic position that existed immediately prior to the discontinuation of LIBOR. The Company does not anticipate that the discontinuance or modification of LIBOR will materially impact its liquidity or financial position.

As noted above, on June 14, 2023, the Company entered into an amendment that replaces LIBOR in the calculation of interest for its Revolving Credit Facility, Term Loan A and Term Loan B with SOFR plus 0.10%.

Lionsgate Senior Notes

As discussed in Note 1, the Senior Notes of Lionsgate are not reflected in the Studio Business combined financial statements. The Studio Business remains a guarantor under the Senior Notes indenture agreement. The outstanding principal balance of the Senior Notes was $800.0 million and $1.0 billion at March 31, 2023 and 2022, respectively, with a maturity date of April 15, 2029. The Studio Business guarantee would be applicable if an event of default were to occur by Lionsgate. As of March 31, 2023, Lionsgate was in compliance with all applicable covenants with respect to the Senior Notes and no events of default had occurred.

Debt Transactions

Term Loan A Prepayment. In April 2022, the Company voluntarily prepaid the entire outstanding principal amount of the Term Loan A due March 22, 2023 of $193.6 million, together with accrued and unpaid interest.

Credit Agreement Amendment. On April 6, 2021, the Company amended its Credit Agreement to, among other things, extend the maturity (the “Extension”) of a portion of its revolving credit commitments, amounting to $1.25 billion, and a portion of its outstanding term A loans, amounting to $444.9 million to April 6, 2026, and make certain other changes to the covenants and other provisions therein. After giving effect to the Extension, $250.0 million of the prior revolving credit commitments and $215.1 million of term A loans remained outstanding with a maturity of March 22, 2023. The revolving credit commitments due in March of 2023 were terminated in November 2021 and the term A loans due in March of 2023 were repaid in full in April 2022 (see Term Loan A Prepayment discussion above).

See the Accounting for the Credit Agreement Amendment section further below.

Term Loan B Repurchases. During the year ended March 31, 2022, the Company completed a series of repurchases of the Term Loan B and, in aggregate, paid $95.3 million to repurchase $96.0 million principal amount of the Term Loan B.

Loss on Extinguishment of Debt

During the fiscal years ended March 31, 2023 and 2022, the Company recorded a loss on extinguishment of debt related to the transactions described above as summarized in the table below. There was no loss on extinguishment of debt in the year ended March 31, 2021.

	Year Ended March 31,
	2023	2022

	(Amounts in millions)
Loss on Extinguishment of Debt:
Term Loan A prepayment	$(1.3)	$—
Credit Agreement amendment (Revolving Credit Facility and Term Loan A)(1)	—	(1.7)
Termination of a portion of Revolving Credit Facility commitments	—	(1.1)
Term Loan B repurchases and other	—	(0.6)

	$(1.3)	$(3.4)

(1)	See Accounting for the Credit Agreement Amendment section below.

Accounting for the Credit Agreement Amendment in Fiscal 2022:

Revolving Credit Facility Credit Agreement Amendment on April 6, 2021.

•

Unamortized debt issuance costs: Where the borrowing capacity (measured as the amount available under the revolving credit facility multiplied by the remaining term) was less than it was prior to the amendment measured on a creditor-by-creditor basis, the unamortized debt issuance costs were written off as a loss on extinguishment of debt in proportion to the decrease in borrowing capacity.

•

Fees paid to creditors and third-party costs: All fees paid to creditors or third parties (i.e., new debt issuance costs) are being amortized over the term of the Revolving Credit Facility due in 2026.

Term Loan A Credit Agreement Amendment on April 6, 2021. With respect to substantially all creditors participating in the Term Loan A, the amendment of the credit agreement was considered a modification of terms since the present value of the cash flows after the amendment differed by less than a 10% change from the present value of the cash flows on a creditor-by-creditor basis prior to the amendment. Where the cash flows differed by more than 10% on a creditor by creditor basis, that portion was considered a debt extinguishment. For new participating creditors, their portion of the debt was treated as new issuances to new creditors. Accordingly, the associated costs were accounted for as follows:

•

Unamortized debt issuance costs, third-party costs and fees paid to creditors: To the extent the refinancing was considered a modification of terms, the unamortized debt issuance costs and fees paid to creditors were recorded as a reduction of the applicable debt outstanding, and are being amortized over the applicable term of the debt and the third-party costs were expensed as a loss on extinguishment of debt. To the extent the refinancing was considered an extinguishment, the unamortized debt issuance costs and fees paid to creditors were expensed as a loss on extinguishment of debt, and the third-party costs were recorded as a reduction of the applicable debt outstanding and are being amortized over the applicable term of the debt. To the extent there was a reduction of the outstanding balance on a creditor-by-creditor basis (i.e., a partial prepayment of debt), previously incurred unamortized debt issuance costs and fees were expensed as a loss on extinguishment of debt on the combined statement of operations.

For all of the above transactions, debt issuance costs recorded as a reduction of outstanding debt are amortized using the effective interest method.

The following table summarizes the accounting for the Credit Agreement Amendment on April 6, 2021, as described above:

	Year Ended March 31, 2022
	Loss on Extinguishment of Debt	Recorded as a Reduction of Outstanding Debt Balances & Amortized Over Life of New Issuances	Total

	(Amounts in millions)
Credit Agreement amendment (Revolving Credit Facility and Term Loan A):
New debt issuance costs and call premiums	$0.6	$5.6	$6.2
Previously incurred debt issuance costs	1.1	18.4	19.5

	$1.7	$24.0	$25.7

8. Film Related Obligations

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Film related obligations:
Production Loans	$1,349.9	$966.3
Production Tax Credit Facility	231.8	224.0
Backlog Facility and Other	226.0	—
IP Credit Facility	143.8	123.5

Total film related obligations	1,951.5	1,313.8
Unamortized debt issuance costs	(11.4)	(8.4)

Total film related obligations, net	1,940.1	1,305.4
Less current portion	(923.7)	(659.5)

Total non-current film related obligations	$1,016.4	$645.9

The following table sets forth future annual repayment of film related obligations as of March 31, 2023:

	Year Ending March 31,
	2024	2025	2026	2027	2028	Thereafter	Total

	(Amounts in millions)
Production Loans	$810.0	$539.9	$—	$—	$—	$—	$1,349.9
Production Tax Credit Facility(1)	—	231.8	—	—	—	—	231.8
Backlog Facility and Other(1)	77.6	—	29.4	—	119.0	—	226.0
IP Credit Facility(2)	36.1	24.6	30.4	30.4	22.3	—	143.8

	$923.7	$796.3	$59.8	$30.4	$141.3	$—	$1,951.5

Less unamortized debt issuance costs							(11.4)

							$1,940.1

(1)

The repayment dates are based on the projected future amount of collateral available under these facilities. Net advances and payments under these facilities can fluctuate depending on the amount of collateral available.

(2)

Repayment dates are based on the projected future cash flows generated from the exploitation of the rights, subject to a minimum guaranteed payment amount, as applicable (see further information below).

Production Loans. Production loans represent individual and multi-title loans for the production of film and television programs that the Company produces. The majority of the Company’s production loans have contractual repayment dates either at or near the expected completion or release dates, with the exception of certain loans containing repayment dates on a longer term basis, and incur primarily SOFR and LIBOR-based interest at a weighted average rate of 6.74% (before the impact of interest rate swaps, see Note 18 for further information on interest rate swaps). Production loans amounting to $1,277.8 million are secured by collateral which consists of the underlying rights related to the intellectual property (i.e. film or television show), and $72.1 million are unsecured.

Production Tax Credit Facility. Represents a non-recourse senior secured revolving credit facility (the “Production Tax Credit Facility”) based on and secured by collateral consisting solely of certain of the Company’s tax credit receivables.

The maximum principal amount of the Production Tax Credit Facility is $235.0 million, subject to the amount of collateral available, which is based on specified percentages of amounts payable to the Company by governmental authorities pursuant to the tax incentive laws of certain eligible jurisdictions that arise from the production or exploitation of motion pictures and television programming in such jurisdiction. Cash collections from the underlying collateral (tax credit receivables) are used to repay the Production Tax Credit Facility. Advances under the Production Tax Credit Facility bear interest at a rate equal to SOFR plus 0.10% to 0.25% depending on the SOFR term (i.e., one, three or six months), plus 1.50% per annum or the base rate plus 0.50% per annum (effective interest rate of 6.41% at March 31, 2023). The Production Tax Credit Facility matures on January 27, 2025. As of March 31, 2023, there was $3.2 million available under the Production Tax Credit Facility.

IP Credit Facility. In July 2021, as amended in September 2022, certain subsidiaries of the Company entered into a senior secured amortizing term credit facility (the “IP Credit Facility”) based on and secured by the collateral consisting solely of certain of the Company’s rights in certain library titles, including the Spyglass and other recently acquired libraries. The maximum principal amount of the IP Credit Facility is $161.9 million, subject to the amount of collateral available, which is based on the valuation of cash flows from the libraries. The cash flows generated from the exploitation of the rights will be applied to repay the IP Credit Facility subject to cumulative minimum guaranteed payment amounts as set forth below:

Cumulative Period From September 29, 2022 Through:	Cumulative Minimum Guaranteed Payment Amounts	Payment Due Date
	(Amounts in millions)
September 30, 2023	$30.4	November 14, 2023
September 30, 2024	$60.7	November 14, 2024
September 30, 2025	$91.1	November 14, 2025
September 30, 2026	$121.4	November 14, 2026
July 30, 2027	$161.9	July 30, 2027

Advances under the IP Credit Facility bear interest at a rate equal to, at the Company’s option, SOFR plus 0.11% to 0.26% depending on the SOFR term (i.e., one or three months) plus 2.25% per annum (with a SOFR floor of 0.25%) or the base rate plus 1.25% per annum (effective interest rate of 7.46% at March 31, 2023). The IP Credit Facility matures on July 30, 2027.

Backlog Facility and Other

Backlog Facility. In March 2022, as amended in August 2022, certain subsidiaries of the Company entered into a committed secured revolving credit facility (the “Backlog Facility”) based on and secured by collateral consisting solely of certain of the Company’s fixed fee or minimum guarantee contracts where cash will be received in the future. The maximum principal amount of the Backlog Facility is $175.0 million, subject to the amount of eligible collateral contributed to the facility. Advances under the Backlog Facility bear interest at a rate equal to Term SOFR plus 0.10% to 0.25% depending on the SOFR term (i.e., one, three or six months), plus an applicable margin amounting to 1.15% per annum. The applicable margin is subject to a potential increase to either 1.25% or 1.50% based on the weighted average credit quality rating of the collateral contributed to the facility (effective interest rate of 6.06% at March 31, 2023). The Backlog Facility revolving period ends on May 16, 2025, at which point cash collections from the underlying collateral is used to repay the facility. The facility maturity date is up to 2 years, 90 days after the revolving period ends, currently August 14, 2027. As of March 31, 2023, there was $175.0 million outstanding under the Backlog Facility, and there were no amounts available under the Backlog Facility (March 31, 2022—no amounts outstanding).

Other. In June 2022, the Company borrowed $118.6 million under a loan agreement which was secured by contracted receivables which are not yet recognized as revenue under certain licensing agreements (the “June 2022 Distribution Loan”), which was fully repaid in the second and third quarter of fiscal 2023.

In September 2022, the Company borrowed $43.4 million under a loan agreement which matures on March 28, 2026 (the “September 2022 Distribution Loan”) and bears interest at a rate equal to Term SOFR plus 0.11%, plus an applicable margin amounting to 1.50% per annum (effective interest rate of 6.42% at March 31, 2023).

In December 2022, the Company borrowed $16.2 million under a loan agreement which matures on November 1, 2025 (the “December 2022 Distribution Loan”, and together with the September 2022 Distribution Loan, the “Distribution Loans”), and bears interest at a rate equal to Term SOFR plus 0.11%, plus an applicable margin amounting to 2.10% per annum (effective interest rate of 7.02% at March 31, 2023). The December 2022 Distribution Loan provides for total borrowings up to an aggregate of $18.7 million.

Outstanding loan balances under the Distribution Loans must be repaid with any cash collections from the underlying collateral if and when received by the Company, and may be voluntarily repaid at any time without prepayment penalty fees. As of March 31, 2023, $51.0 million remains outstanding under the Distribution Loans.

9. Leases

The Company has operating leases primarily for office space, studio facilities, and other equipment. The Company’s leases have remaining lease terms of up to approximately 7 years.

The following disclosures are based on leases whereby the Company has a contract for which the leased asset and lease liability is recognized on the Company’s combined balance sheets and reflect leases related to the Studio Business’s operations and Lionsgate corporate leases. The amounts presented are not necessarily indicative of future lease arrangements and do not necessarily reflect the results that the Company would have experienced as a standalone company for the periods presented.

The components of lease cost were as follows:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Operating lease cost(1)	$35.3	$42.1	$34.6
Short-term lease cost(2)	145.0	233.1	129.5
Variable lease cost(3)	2.8	1.3	2.5

Total lease cost	$183.1	$276.5	$166.6

(1)

Operating lease cost amounts primarily represent the amortization of right-of-use assets and are included in the “other amortization” line of the combined statements of cash flows. Amounts include costs capitalized during the period for leased assets used in the production of film and television programs.

(2)	Short-term lease cost primarily consists of leases of facilities and equipment associated with film and television productions and are capitalized when incurred.
(3)	Variable lease cost primarily consists of insurance, taxes, maintenance and other operating costs.

Supplemental balance sheet information related to leases was as follows:

Category	Balance Sheet Location	March 31, 2023	March 31, 2022

Operating Leases		(Amounts in millions)
Right-of-use assets	Other assets—non-current	$116.8	$126.0

Lease liabilities (current)	Other accrued liabilities	$37.7	$31.4
Lease liabilities (non-current)	Other liabilities—non-current	96.4	112.7

		$134.1	$144.1

	March 31, 2023	March 31, 2022
Weighted average remaining lease term (in years):
Operating leases	4.3	3.6
Weighted average discount rate:
Operating leases	3.65%	2.42%

The expected future payments relating to the Company’s lease liabilities at March 31, 2023 are as follows:

Operating Leases
(Amounts in millions)
Year ending March 31,
2024	$41.7
2025	32.4
2026	24.6
2027	17.1
2028	16.2
Thereafter	13.3

Total lease payments	145.3
Less imputed interest	(11.2)

Total	$134.1

As of March 31, 2023, the Company has entered into certain leases that have not yet commenced primarily related to studio facilities, certain of which are owned by an equity-method investee, for which construction related to those leases has not yet been completed. The leases are for terms up to 10.5 years, commencing upon completion of construction (currently expected to be ranging from calendar years 2023 to 2025). The leases include an option to terminate the leases prior to expiration of lease year seven, and an option to extend the initial term for an additional 10 years. The total minimum lease payments under these leases in aggregate are approximately $254.1 million. See Note 20 for further information related to leases with equity-method investees.

10. Fair Value Measurements

Fair Value

Accounting guidance and standards about fair value define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair Value Hierarchy

Fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The accounting guidance and standards establish three levels of inputs that may be used to measure fair value:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities.

•

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

The following table sets forth the assets and liabilities required to be carried at fair value on a recurring basis as of March 31, 2023 and 2022:

	March 31, 2023			March 31, 2022
	Level 1	Level 2	Total	Level 1	Level 2	Total

Assets:	(Amounts in millions)
Equity securities with a readily determinable fair value	$—	$—	$—	$0.5	$—	$0.5
Forward exchange contracts (see Note 18)	—	2.9	2.9	—	3.5	3.5
Interest rate swaps (see Note 18)(1)	—	41.1	41.1	—	120.1	120.1
Liabilities:
Forward exchange contracts (see Note 18)	—	(0.1)	(0.1)	—	(2.8)	(2.8)
Interest rate swaps (see Note 18)	—	—	—	—	28.6	28.6

(1)	Amounts at March 31, 2022 exclude $88.1 million of financing component of interest rate swaps presented in the table below (none at March 31, 2023).

The following table sets forth the carrying values and fair values of the Company’s outstanding debt, film related obligations, and interest rate swaps at March 31, 2023 and 2022:

	March 31, 2023		March 31, 2022

	(Amounts in millions)
	Carrying Value	Fair Value(1)	Carrying Value	Fair Value(1)
		(Level 2)		(Level 2)
Term Loan A	$424.2	$415.4	$631.9	$625.7
Term Loan B	827.2	817.1	837.5	828.3
Production Loans	1,346.1	1,349.9	963.7	966.3
Production Tax Credit Facility	229.4	231.8	221.1	224.0
Backlog Facility and Other	223.7	226.0	—	—
IP Credit Facility	140.8	143.8	120.6	123.5
Financing component of interest rate swaps(2)	—	—	134.0	122.9

(1)

The Company measures the fair value of its outstanding debt and interest rate swaps using discounted cash flow techniques that use observable market inputs, such as LIBOR-based yield curves, swap rates, and credit ratings (Level 2 measurements).

(2)	Amounts at March 31, 2022 include $88.1 million recorded as a reduction of assets under master netting arrangements (none at March 31, 2023).

The Company’s financial instruments also include cash and cash equivalents, accounts receivable, accounts payable, content related payables, other accrued liabilities, other liabilities, and borrowings under the Revolving Credit Facility, if any. The carrying values of these financial instruments approximated the fair values at March 31, 2023 and 2022.

11. Noncontrolling Interests

Redeemable Noncontrolling Interests

The table below presents the reconciliation of changes in redeemable noncontrolling interests:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Beginning balance	$321.2	$219.1	$167.8
Net loss attributable to redeemable noncontrolling interests	(9.2)	(17.7)	(15.9)
Noncontrolling interests discount accretion	13.2	22.7	22.7
Adjustments to redemption value	78.4	98.6	47.1
Other	1.7	—	—
Cash distributions	(6.6)	(1.5)	(2.6)
Purchase of noncontrolling interest	(55.1)	—	—

Ending balance	$343.6	$321.2	$219.1

Redeemable noncontrolling interests (included in temporary equity on the combined balance sheets) relate to the November 12, 2015 acquisition of a controlling interest in Pilgrim Media Group and the May 29, 2018 acquisition of a controlling interest in 3 Arts Entertainment.

3 Arts Entertainment. In connection with the acquisition of a controlling interest in 3 Arts Entertainment on May 29, 2018, the Company recorded a non-compensatory (see below) redeemable noncontrolling interest of $15.8 million, representing the noncontrolling interest holders’ 49% equity interest in 3 Arts Entertainment. Pursuant to an amendment dated June 26, 2023, the put rights associated with the 3 Arts Entertainment noncontrolling interest were extended, such that the noncontrolling interest holders have a right to put the noncontrolling interest of 3 Arts Entertainment, at fair value, exercisable beginning July 11, 2023, for a 60 day period. Beginning 30 days after the expiration of the exercise period for the put rights held by the noncontrolling interest holders, the Company has a right to call the noncontrolling interest of 3 Arts Entertainment, at fair value, for a 60 day period. The put and call options have been determined to be embedded in the noncontrolling interest, and because the put rights are outside the control of the Company, the noncontrolling interest holder’s interest is presented as redeemable noncontrolling interest outside of shareholders’ equity on the Company’s combined balance sheets.

In addition, the noncontrolling interest holders have continued as employees of 3 Arts Entertainment. Pursuant to the various 3 Arts Entertainment acquisition and related agreements, a portion of the noncontrolling interest holders’ participation in the put and call proceeds is based on the noncontrolling interest holders’ performance during the period. Further, if the employment of a noncontrolling interest holder is terminated, under certain circumstances, their participations in distributions cease and the put and call value is discounted from the fair value of their equity ownership percentage. Accordingly, earned distributions are accounted for as compensation and are being expensed within general and administrative expense as incurred. Additionally, the amount of the put and call proceeds subject to the discount is also accounted for as compensation, and is being amortized over the vesting period within general and administrative expense and reflected as an addition to redeemable noncontrolling interest.

A portion of the purchase price of the controlling interest in 3 Arts Entertainment, up to $38.3 million, may be recoupable for a five-year period commencing on the acquisition date of May 29, 2018, contingent upon the continued employment of certain employees, or the achievement of certain EBITDA targets, as defined in the 3 Arts Entertainment acquisition and related agreements. Accordingly, $38.3 million was initially recorded as a deferred compensation arrangement within other current and non-current assets and is being amortized in general and administrative expenses over a five-year period.

Pilgrim Media Group. In connection with the acquisition of a controlling interest in Pilgrim Media Group on November 12, 2015, the Company recorded a redeemable noncontrolling interest of $90.1 million, representing 37.5% of Pilgrim Media Group. Pursuant to an amendment dated April 2, 2021, the put and call rights associated with the Pilgrim Media Group noncontrolling interest were extended and modified, such that the noncontrolling interest holder had a right to put and the Company had a right to call a portion of the noncontrolling interest, equal to 25% of Pilgrim Media Group, at fair value, exercisable for thirty (30) days beginning November 12, 2022. On November 14, 2022, the noncontrolling interest holder exercised the right to put a portion of the noncontrolling interest, equal to 25% of Pilgrim Media Group. In February 2023, the Company paid $36.5 million as settlement of the exercised put option, and recorded a reduction to redeemable noncontrolling interest of $55.1 million representing the carrying value of the noncontrolling interest purchased, with the difference between the carrying value of the noncontrolling interest purchased and the cash paid for the settlement of the put recorded as a reduction to parent net investment of $18.6 million. The noncontrolling interest holder has a right to put and the Company has a right to call the remaining amount of noncontrolling interest at fair value, subject to a cap, exercisable for thirty (30) days beginning November 12, 2024, as amended. The put and call options have been determined to be embedded in the noncontrolling interest, and because the put rights are outside the control of the Company and require partial cash settlement, the noncontrolling interest holder’s interest is presented as redeemable noncontrolling interest outside of shareholders’ equity on the Company’s combined balance sheets.

In addition, the noncontrolling interest holder is the President and CEO of Pilgrim Media Group. Pursuant to the original operating agreement of Pilgrim Media Group, if the employment of the noncontrolling interest holder was terminated, under certain circumstances as defined in the operating agreement, the Company could call and the noncontrolling interest holder could put the noncontrolling interest at a discount to fair value, which was being expensed over the call periods in the original operating agreement. Pursuant to the amendment to the operating agreement on April 2, 2021, this discount was eliminated and therefore the remaining unamortized discount of $2.7 million was expensed in the first quarter ended June 30, 2021. The amortization of the discount through June 30, 2021 was included in general and administrative expense of Pilgrim Media Group for the year ended March 31, 2022, and reflected as an addition to redeemable noncontrolling interest.

Redeemable noncontrolling interests are measured at the greater of (i) the redemption amount that would be paid if settlement occurred at the balance sheet date less the amount attributed to unamortized noncontrolling interest discount if applicable, or (ii) the historical value resulting from the original acquisition date value plus or minus any earnings or loss attribution, plus the amount of amortized noncontrolling interest discount, less the amount of cash distributions that are not accounted for as compensation, if any. The amount of the redemption value in excess of the historical values of the noncontrolling interest, if any, is recognized as an increase to redeemable noncontrolling interest and a charge to parent net investment.

Other. The Company has other immaterial redeemable noncontrolling interests.

Other Noncontrolling Interests

The Company has other immaterial noncontrolling interests that are not redeemable.

12. Revenue

Revenue by Segment, Market or Product Line

The table below presents revenues by segment, market or product line for the fiscal years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Revenue by Type:
Motion Picture
Theatrical	$120.7	$65.3	$12.0
Home Entertainment
Digital Media	527.5	497.1	461.5
Packaged Media	70.5	115.0	139.5

Total Home Entertainment	598.0	612.1	601.0
Television	217.8	257.9	230.2
International	365.0	234.4	217.0
Other	22.2	15.6	20.9

Total Motion Picture revenues(1)	1,323.7	1,185.3	1,081.1
Television Production
Television	1,144.3	1,094.5	474.0
International	277.7	256.5	164.5
Home Entertainment
Digital Media	241.7	85.1	127.1
Packaged Media	3.3	6.9	5.7

Total Home Entertainment	245.0	92.0	132.8
Other	93.1	88.0	60.5

Total Television Production revenues(2)	1,760.1	1,531.0	831.8

Total revenues	$3,083.8	$2,716.3	$1,912.9

(1)

Total Motion Picture revenues for the years ended March 31, 2023, 2022 and 2021, includes $44.2 million, $38.0 million and $19.8 million, respectively, of revenues from licensing Motion Picture segment product to the Starz Business.

(2)

Total Television Production revenues for the years ended March 31, 2023, 2022 and 2021, includes $731.3 million, $610.2 million and $184.3 million, respectively, of revenues from licensing Television Production segment product to the Starz Business.

Remaining Performance Obligations

Remaining performance obligations represent deferred revenue on the balance sheet plus fixed fee or minimum guarantee contracts where the revenue will be recognized and the cash received in the future (i.e., backlog). Revenues expected to be recognized in the future related to performance obligations that are unsatisfied at March 31, 2023 are as follows:

	Year Ending March 31,
	2024	2025	2026	Thereafter	Total

	(Amounts in millions)
Remaining Performance Obligations	$1,053.2	$440.1	$118.1	$86.5	$1,697.9

The above table does not include estimates of variable consideration for transactions involving sales or usage-based royalties in exchange for licenses of intellectual property. The revenues included in the above table include all fixed fee contracts regardless of duration.

Revenues of $156.5 million, including variable and fixed fee arrangements, were recognized during the year ended March 31, 2023 from performance obligations satisfied prior to March 31, 2022. These revenues were primarily associated with the distribution of television and theatrical product in electronic sell-through and video-on-demand formats, and to a lesser extent, the distribution of theatrical product in the domestic and international markets related to films initially released in prior periods.

Accounts Receivable, Contract Assets and Deferred Revenue

The timing of revenue recognition, billings and cash collections affects the recognition of accounts receivable, contract assets and deferred revenue. See Note 1 for further information. See the combined balance sheets or Note 19 for accounts receivable, contract assets and deferred revenue balances at March 31, 2023 and 2022.

Accounts Receivable. Accounts receivable are presented net of a provision for doubtful accounts. The Company estimates provisions for accounts receivable based on historical experience for the respective risk categories and current and future expected economic conditions. To assess collectability, the Company analyzes market trends, economic conditions, the aging of receivables and customer specific risks, and records a provision for estimated credit losses expected over the lifetime of the receivables in direct operating expense.

The Company performs ongoing credit evaluations and monitors its credit exposure through active review of customers’ financial condition, aging of receivable balances, historical collection trends, and expectations about relevant future events that may significantly affect collectability. The Company generally does not require collateral for its trade accounts receivable.

Changes in the provision for doubtful accounts consisted of the following:

	March 31, 2022	(Benefit) provision for doubtful accounts(1)	Uncollectible accounts written-off(2)	March 31, 2023

	(Amounts in millions)
Trade accounts receivable	$11.4	$0.7	$(3.4)	$8.7

(1)	Represents a provision for doubtful accounts offset by collections on accounts receivable previously reserved.
(2)	Includes $2.5 million related to accounts receivable previously reserved for bad debt from customers in Russia, related to Russia’s invasion of Ukraine.

Contract Assets. Contract assets relate to the Company’s conditional right to consideration for completed performance under the contract (e.g., unbilled receivables). Amounts relate primarily to contractual payment holdbacks in cases in which the Company is required to deliver additional episodes or seasons of television content in order to receive payment, complete certain administrative activities, such as guild filings, or allow the Company’s customers’ audit rights to expire. See Note 19 for further details of contract assets at March 31, 2023 and 2022.

Deferred Revenue. Deferred revenue relates primarily to customer cash advances or deposits received prior to when the Company satisfies the corresponding performance obligation. Revenues of $141.3 million were recognized during the year ended March 31, 2023, related to the balance of deferred revenue at March 31, 2022.

13. Share-Based Compensation

General. In September 2019, and as amended in 2021, Lionsgate shareholders approved the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (the “2019 Lionsgate Plan”) previously adopted by Lionsgate’s Board of Directors (the “Lionsgate Board”). Certain Company employees were granted stock options, restricted share units or share appreciation rights under the 2019 Lionsgate Plan.

The following disclosures of unit data are based on grants related directly to Company employees and Lionsgate corporate and shared employees, and exclude unit data related to employees of the Starz Business. The amounts presented are not necessarily indicative of future awards and do not necessarily reflect the results that the Company would have experienced as a standalone company for the periods presented.

Stock options are generally granted at exercise prices equal to or exceeding the market price of shares of existing Lionsgate common stock at the date of grant. Substantially all stock options vest ratably over one to four years from the grant date based on continuous service and expire seven to ten years from the date of grant. Restricted stock and restricted share units generally vest ratably over one to three years based on continuous service. Lionsgate satisfies stock option exercises and vesting of restricted stock and restricted share units with newly issued shares.

The measurement of all share-based awards uses a fair value method and the recognition of the related share-based compensation expense in the combined financial statements is recorded over the requisite service period. Further, Lionsgate estimates forfeitures for share-based awards that are not expected to vest. As share-based compensation expense allocated to the Company and recognized in the Company’s combined financial statements is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures.

Lionsgate Exchange Program. On January 10, 2020, the Lionsgate Board authorized, and on April 2, 2020, Lionsgate’s shareholders approved, a stock option and share appreciation rights exchange program (the “Lionsgate Exchange Program”) that permitted certain current employees to exchange certain outstanding stock options and share appreciation rights with exercise prices substantially above the current market price of Lionsgate’s existing Class A common stock and Lionsgate’s existing Class B common stock for a lesser number of stock options and share appreciation rights that have a fair value that is lower than the fair value of the “out of the money” stock options and share appreciation rights. The program began on April 9, 2020 and was completed on May 7, 2020. As a result of this program, 1.1 million outstanding eligible stock options and share appreciation rights of Lionsgate’s existing Class A common stock were exchanged for 0.1 million new stock options and share appreciation rights at an exercise price of $7.70 per share and 3.3 million outstanding eligible stock options and share appreciation rights of Lionsgate’s existing Class B common stock were exchanged for 0.7 million new stock options and share appreciation rights at an exercise price of $7.13. There was no incremental compensation expense recorded by Lionsgate, and hence the Company, as a result of the Lionsgate Exchange Program.

Share-Based Compensation Expense. The Company recognized the following share-based compensation expense during the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Compensation Expense:
Stock options	$2.3	$9.6	$5.6
Restricted share units and other share-based compensation	39.3	38.6	27.7
Share appreciation rights	0.9	2.4	3.2

Total Studio employee share-based compensation expense	42.5	50.6	36.5
Corporate allocation of share-based compensation	26.7	19.6	18.0

	69.2	70.2	54.5
Impact of accelerated vesting on equity awards(1)	4.2	—	3.5

Total share-based compensation expense	73.4	70.2	58.0
Tax impact(2)	(17.8)	(16.7)	(13.8)

Reduction in net income	$55.6	$53.5	$44.2

(1)	Represents the impact of the acceleration of vesting schedules for equity awards pursuant to certain severance arrangements.
(2)	Represents the income tax benefit recognized in the statements of operations for share-based compensation arrangements prior to the effects of changes in the valuation allowance.

Share-based compensation expense, by expense category, consisted of the following:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Share-Based Compensation Expense:
General and administration	$69.2	$70.2	$54.5
Restructuring and other	4.2	—	3.5

	$73.4	$70.2	$58.0

Stock Options

The following table sets forth the stock option, and share appreciation rights (“SARs”) activity on grants related directly to the Company employees and Lionsgate corporate and shared service employees during the year ended March 31, 2023:

	Stock Options and SARs
	Existing Class A Common Stock					Existing Class B Common Stock
	Number of Shares		Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (years)	Aggregate Intrinsic Value(2)	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (years)	Aggregate Intrinsic Value(2)

	(Amounts in millions, except for weighted-average exercise price and years)
Outstanding at March 31, 2022	5.4		$24.34			20.5	$15.58
Granted	—		$—			0.3	$8.97
Exercised	—	(1)	$7.70			(0.4)	$10.10
Forfeited or expired	(1.1)		$16.81			(1.3)	$16.86

Outstanding at March 31, 2023	4.3		$26.35	2.16	$0.2	19.1	$15.50	5.44	$11.6

Vested or expected to vest at March 31, 2023	4.3		$26.35	2.16	$0.2	19.0	$15.52	5.43	$11.5

Exercisable at March 31, 2023	4.1		$26.60	2.36	$0.2	15.2	$17.09	4.89	$5.1

(1)	Represents less than 0.1 million shares.
(2)	The intrinsic value is calculated for each in the money stock option and SAR as the difference between the closing price of Lionsgate’s common stock on March 31, 2023 and the exercise price.

The fair value of each option award is estimated on the date of grant using a closed-form option valuation model (Black-Scholes). The following table presents the weighted average grant-date fair value of options granted in the years ended March 31, 2023, 2022 and 2021, and the weighted average applicable assumptions used in the Black-Scholes option-pricing model for stock options and share-appreciation rights granted during the years then ended:

	Year Ended March 31,
	2023	2022	2021
Weighted average fair value of grants	$4.56	$6.16	$3.06
Weighted average assumptions:
Risk-free interest rate(1)	2.8% - 3.7%	1.1% - 2.45%	0.2% - 0.9%
Expected option lives (in years)(2)	3.5 - 7 years	3.3 - 7 years	2.5 - 7 years
Expected volatility for options(3)	44%	42% - 44%	37% - 42%
Expected dividend yield(4)	0%	0%	0%

(1)	The risk-free rate assumed in valuing the options is based on the U.S. Treasury Yield curve in effect applied against the expected term of the option at the time of the grant.
(2)	The expected term of options granted represents the period of time that options granted are expected to be outstanding.
(3)	Expected volatilities are based on implied volatilities from traded options on Lionsgate’s shares, historical volatility of Lionsgate’s shares and other factors.
(4)	The expected dividend yield is estimated by dividing the expected annual dividend by the market price of Lionsgate’s shares at the date of grant.

The total intrinsic value (based on Lionsgate’s share price) of options exercised during the year ended March 31, 2023 was $1.1 million (2022—$2.1 million, 2021—$0.5 million ).

During the year ended March 31, 2023, less than 0.1 million shares (2022 and 2021—less than 0.1 million shares) were cancelled to fund withholding tax obligations upon exercise of options.

Restricted Share Units

The following table sets forth the restricted share unit and restricted stock activity on grants related directly to Company employees and Lionsgate corporate and shared service employees during the year ended March 31, 2023:

	Restricted Share Units and Restricted Stock
	Existing Class A Common Stock		Weighted- Average Grant- Date Fair Value	Existing Class B Common Stock	Weighted- Average Grant- Date Fair Value

	(Amounts in millions, except for weighted-average grant date fair value)
Outstanding at March 31, 2022	—	(1)	$11.51	5.5	$11.87
Granted	—	(1)	$10.27	9.3	$9.08
Vested	—	(1)	$11.19	(3.8)	$11.89
Forfeited	—	(1)	$30.56	(0.2)	$10.22

Outstanding at March 31, 2023	—	(1)	$10.95	10.8	$9.90

(1)	Represents less than 0.1 million shares.

The fair values of restricted share units and restricted stock are determined based on the market value of the shares on the date of grant. The total fair value of restricted share units and restricted stock vested during the year ended March 31, 2023 was $40.0 million (2022—$51.0 million, 2021—$26.0 million).

The following table summarizes the total remaining unrecognized compensation cost as of March 31, 2023 related to non-vested stock options and restricted stock and restricted share units and the weighted average remaining years over which the cost will be recognized:

	Total Unrecognized Compensation Cost	Weighted Average Remaining Years
	(Amounts in millions)
Stock Options	$4.9	0.6
Restricted Share Units and Restricted Stock	44.7	1.0

Total(1)	$49.6

(1)	Represents remaining unrecognized compensation cost related to the Company’s employees and an allocation of compensation costs for Lionsgate corporate and shared service employees.

Under Lionsgate’s stock option and long term incentive plans, Lionsgate withholds shares to satisfy minimum statutory federal, state and local tax withholding obligations arising from the vesting of restricted share units and restricted stock. During the year ended March 31, 2023, 1.5 million shares (2022 —1.8 million shares, 2021—0.7 million shares) were withheld upon the vesting of restricted share units and restricted stock.

Lionsgate, and hence the Company, becomes entitled to an income tax deduction in an amount equal to the taxable income reported by the holders of the stock options and restricted share units when vesting or exercise occurs, the restrictions are released and the shares are issued. Restricted share units are forfeited if the employees are terminated prior to vesting.

The Company recognized excess tax deficiencies of $8.7 million associated with its equity awards in its tax provision for the year ended March 31, 2023 (2022—benefits of $12.7 million, 2021—deficiencies of $7.7 million).

Other Share-Based Compensation

Pursuant to the terms of certain employment agreements, during the year ended March 31, 2023, Lionsgate granted the equivalent of $2.3 million (2022—$2.3 million, 2021—$2.3 million) in shares to certain Company employees through the term of their employment contracts, which were recorded as compensation expense in the applicable period. Pursuant to this arrangement, for the year ended March 31, 2023, Lionsgate issued 0.3 million shares (2022—0.1 million shares, 2021-0.3 million shares), net of shares withheld to satisfy minimum tax withholding obligations.

14. Income Taxes

The components of pretax income (loss), net of intercompany eliminations, are as follows:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
United States	$(33.5)	$20.4	$(26.4)
International	38.9	(9.2)	8.5

	$5.4	$11.2	$(17.9)

The Company’s current and deferred income tax provision are as follows:

	Year Ended March 31,
	2023	2022	2021

Current provision:	(Amounts in millions)
Federal	$3.1	$5.7	$3.8
States	(0.5)	3.2	8.1
International	10.0	7.2	3.5

Total current provision	12.6	16.1	15.4

Deferred provision:
Federal	0.5	0.9	1.0
States	(0.1)	0.3	0.9
International	1.3	—	—

Total deferred provision	1.7	1.2	1.9

Total provision for income taxes	$14.3	$17.3	$17.3

The Company’s income tax provision differs from the federal statutory rate multiplied by pre-tax income (loss) due to the mix of the Company’s pre-tax income (loss) generated across the various jurisdictions in which it operates, changes in the valuation allowance against deferred tax assets, and certain minimum taxes and foreign withholding taxes.

The differences between income taxes expected at U.S. statutory income tax rates and the income tax provision are as set forth below:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Income taxes computed at Federal statutory rate	$1.1	$2.4	$(3.7)
Foreign operations subject to different income tax rates	5.0	7.1	5.1
State income tax	(0.6)	3.5	9.0
Remeasurements of originating deferred tax assets and liabilities	(4.7)	(9.2)	9.9
Permanent differences	2.1	—	(1.1)
Nondeductible share-based compensation	1.8	(2.7)	1.6
Nondeductible officers compensation	9.8	5.1	7.1
Non-controlling interest in partnerships	1.8	3.7	3.3
Foreign derived intangible income	(1.4)	—	(5.9)
Other	1.7	1.5	0.5
Changes in valuation allowance	(2.3)	5.9	(8.5)

Total provision for income taxes	$14.3	$17.3	$17.3

The income tax effects of temporary differences between the book value and tax basis of assets and liabilities are as follows:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Deferred tax assets:
Net operating losses	$94.1	$103.0
Foreign tax credits	7.2	3.8
Accrued compensation	50.7	45.5
Operating leases- liabilities	24.4	26.5
Other assets	14.5	34.6
Reserves	8.0	10.7
Interest	21.8	—

Total deferred tax assets	220.7	224.1
Valuation allowance	(152.2)	(184.6)

Deferred tax assets, net of valuation allowance	68.5	39.5
Deferred tax liabilities:
Intangible assets	(8.0)	(7.7)
Investment in film and television programs	(3.6)	(3.5)
Unrealized gains on derivative contracts	(33.5)	(11.4)
Operating leases—assets	(21.9)	(23.9)
Other	(19.6)	(9.4)

Total deferred tax liabilities	(86.6)	(55.9)

Net deferred tax liabilities	$(18.1)	$(16.4)

The Company has recorded valuation allowances for certain deferred tax assets, which are primarily related to U.S. and foreign net operating loss carryforwards and U.S. foreign tax credit carryforwards as sufficient uncertainty exists regarding the future realization of these assets.

As computed on a separate return basis, with the combined historical results of the Studio Business presented on a managed basis as discussed in Note 1, at March 31, 2023, the Company had U.S. net operating loss carryforwards (“NOLs”) of approximately $27.0 million, which would not expire, and state NOLs of approximately $53.9 million, which would expire in varying amounts beginning in 2024. In addition, at March 31, 2023, the Company had U.S. credit carryforwards related to foreign taxes paid of approximately $7.2 million to offset future federal income taxes that would expire beginning in 2032. However, under the managed basis of presentation of the Studio Business, the combined historical results exclude certain deductions and other items and therefore, for purposes of these combined financial statements, these items are not reflected in the calculations of NOLs of the Studio Business.

The following table summarizes the changes to the gross unrecognized tax benefits, exclusive of interest and penalties, for the years ended March 31, 2023, 2022 and 2021:

Amounts in millions
Gross unrecognized tax benefits at March 31, 2020	$0.6
Increases related to current year tax position	—
Increases related to prior year tax positions	—
Decreases related to prior year tax positions	—
Settlements	—
Lapse in statute of limitations	—

Gross unrecognized tax benefits at March 31, 2021	0.6
Increases related to current year tax position	—
Increases related to prior year tax positions	0.4
Decreases related to prior year tax positions	—
Settlements	—
Lapse in statute of limitations	—

Gross unrecognized tax benefits at March 31, 2022	1.0
Increases related to current year tax position	—
Increases related to prior year tax positions	—
Decreases related to prior year tax positions	—
Settlements	—
Lapse in statute of limitations	(0.7)

Gross unrecognized tax benefits at March 31, 2023	$0.3

The Company records interest and penalties on unrecognized tax benefits as part of its income tax provision. For the years ended March 31, 2023, 2022 and 2021, the Company recognized insignificant amounts of net interest and penalties related to uncertain tax positions. The total amount of unrecognized tax benefits as of March 31, 2023 that, if recognized, would benefit the Company’s tax provision are $0.4 million. The Company estimates the liability for unrecognized tax benefits will not decrease in the next twelve months.

The Company is subject to taxation in the U.S. and various state, local, and foreign jurisdictions. To the extent allowed by law, the taxing authorities may have the right to examine prior periods where NOLs were generated and carried forward and make adjustments up to the amount of the NOLs. Currently, audits are occurring in various U.S. federal, state and local tax jurisdictions for tax years ended in 2018 through 2020. Lionsgate is currently under examination by the Canadian tax authority for the years ended March 31, 2018 through March 31, 2019.

15. Restructuring and Other

Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. During the years ended March 31, 2023, 2022 and 2021, the Company also incurred certain other unusual charges, which are included in direct operating expense and distribution and marketing expense in the combined statements of operations and are described below. The following table sets forth restructuring and other and these other unusual charges or benefits and the statement of operations line items they are included in for the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Restructuring and other:
Other impairments(1)	$5.9	$—	$—
Severance(2)
Cash	10.8	2.8	12.4
Accelerated vesting on equity awards (see Note 13)	4.2	—	3.5

Total severance costs	15.0	2.8	15.9
COVID-19 related charges included in restructuring and other(3)	0.1	1.0	2.4
Transaction and other costs(4)	6.2	2.5	2.8

Total Restructuring and Other	27.2	6.3	21.1
Other unusual charges not included in restructuring and other:
Content charges included in direct operating expense(5)	8.1	—	—
COVID-19 related charges (benefit) included in:
Direct operating expense(6)	(8.9)	(5.2)	34.2
Distribution and marketing expense(6)	—	—	16.7
Charges related to Russia’s invasion of Ukraine included in direct operating expense(7)	—	5.9	—

Total restructuring and other and other unusual charges not included in restructuring and other	$26.4	$7.0	$72.0

(1)

Amounts in the fiscal year ended March 31, 2023 include impairment of an operating lease right-of-use asset related to the Studio Business and corporate facilities amounting to $5.8 million associated with a portion of a facility lease that will no longer be utilized by the Company. The impairment reflects a decline in market conditions since the inception of the lease impacting potential sublease opportunities, and represents the difference between the estimated fair value, which was determined based on the expected discounted future cash flows of the lease asset, and the carrying value.

(2)	Severance costs in the fiscal years ended March 31, 2023, 2022 and 2021 were primarily related to restructuring activities and other cost-saving initiatives.
(3)

Amounts represent certain incremental general and administrative costs associated with the COVID-19 global pandemic, such as costs related to transitioning the Company to a remote-work environment, costs associated with return-to-office safety protocols, and other incremental general and administrative costs associated with the COVID-19 global pandemic.

(4)

Transaction and other costs in the fiscal years ended March 31, 2023, 2022 and 2021 reflect transaction, integration and legal costs associated with certain strategic transactions, and restructuring activities and also include costs and benefits associated with legal matters.

(5)

Amounts represent development costs of $7.2 million written off as a result of changes in strategy across the Company’s theatrical slate in connection with certain management changes and changes in the theatrical marketplace in the Motion Picture segment, with the remaining amount reflecting other corporate development costs written off. These charges are excluded from segment results and included in amortization of investment in film and television programs in direct operating expense on the combined statement of operations.

(6)

Amounts reflected in direct operating expense include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries of $8.4 million, $15.6 million and immaterial amounts in fiscal 2023, 2022 and 2021, respectively. In fiscal 2021, these charges also included film impairment due to changes in performance expectations resulting from circumstances associated with the COVID-19 global pandemic. In fiscal years 2023 and 2022, insurance and bad debt recoveries exceeded the incremental costs expensed in the year, resulting in a net benefit included in direct operating expense. The costs included in distribution and marketing expense primarily consist of contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit. The Company is in the process of seeking additional insurance recovery for some of these costs. The ultimate amount of insurance recovery cannot be estimated at this time.
(7)

Amounts represent charges related to Russia’s invasion of Ukraine, primarily related to bad debt reserves for accounts receivable from customers in Russia, included in direct operating expense in the combined statements of operations.

Changes in the restructuring and other severance liability were as follows for the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Severance liability
Beginning balance	$0.8	$3.9	$8.1
Accruals	10.8	2.8	12.4
Severance payments	(7.9)	(5.9)	(16.6)

Ending balance(1)	$3.7	$0.8	$3.9

(1)	As of March 31, 2023, the remaining severance liability of approximately $3.7 million is expected to be paid in the next 12 months.

16. Segment Information

The Company’s reportable segments have been determined based on the distinct nature of their operations, the Company’s internal management structure, and the financial information that is evaluated regularly by the Company’s chief operating decision maker.

The Company has two reportable business segments: (1) Motion Picture and (2) Television Production.

Motion Picture. Motion Picture consists of the development and production of feature films, acquisition of North American and worldwide distribution rights, North American theatrical, home entertainment and television distribution of feature films produced and acquired, and worldwide licensing of distribution rights to feature films produced and acquired.

Television Production. Television Production consists of the development, production and worldwide distribution of television productions including television series, television movies and mini-series, and non-fiction programming. Television Production includes the domestic and international licensing of Starz original series productions to the Starz Business, and the ancillary market distribution of Starz original productions and licensed product. Additionally, the Television Production segment includes the results of operations of 3 Arts Entertainment.

Segment information is presented in the table below:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Segment revenues
Motion Picture	$1,323.7	$1,185.3	$1,081.1
Television Production	1,760.1	1,531.0	831.8

Total revenue	$3,083.8	$2,716.3	$1,912.9

Gross contribution
Motion Picture	$386.3	$356.0	$401.8
Television Production	185.3	124.1	126.3

Total gross contribution	571.6	480.1	528.1
Segment general and administration
Motion Picture	109.8	93.1	106.2
Television Production	51.9	40.2	42.7

Total segment general and administration	161.7	133.3	148.9
Segment profit
Motion Picture	276.5	262.9	295.6
Television Production	133.4	83.9	83.6

Total segment profit	$409.9	$346.8	$379.2

The Company’s primary measure of segment performance is segment profit. Segment profit is defined as gross contribution (revenues, less direct operating and distribution and marketing expense) less segment general and administration expenses. Segment profit excludes, when applicable, corporate and allocated general and administrative expense, restructuring and other costs, share-based compensation, certain charges related to the COVID-19 global pandemic, charges related to Russia’s invasion of Ukraine, and purchase accounting and related adjustments. The Company believes the presentation of segment profit is relevant and useful for investors because it allows investors to view segment performance in a manner similar to the primary method used by the Company’s management and enables them to understand the fundamental performance of the Company’s businesses.

The reconciliation of total segment profit to the Company’s income (loss) before income taxes is as follows:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Company’s total segment profit	$409.9	$346.8	$379.2
Corporate general and administrative expenses(1)	(100.9)	(80.0)	(91.4)
Adjusted depreciation and amortization(2)	(12.2)	(12.4)	(13.4)
Restructuring and other(3)	(27.2)	(6.3)	(21.1)
COVID-19 related benefit (charges) included in direct operating expense and distribution and marketing expense(4)	8.9	5.2	(50.9)
Content charges(5)	(8.1)	—	—
Charges related to Russia’s invasion of Ukraine(6)	—	(5.9)	—
Adjusted share-based compensation expense(7)	(69.2)	(70.2)	(54.5)
Purchase accounting and related adjustments(8)	(61.6)	(65.3)	(52.0)

Operating income	139.6	111.9	95.9
Interest expense	(162.6)	(115.0)	(109.7)
Interest and other income	6.4	28.0	6.1
Other expense	(21.2)	(8.6)	(4.7)
Loss on extinguishment of debt	(1.3)	(3.4)	—
Gain on investments	44.0	1.3	0.6
Equity interests income (loss)	0.5	(3.0)	(6.1)

Income (loss) before income taxes	$5.4	$11.2	$(17.9)

(1)

Corporate general and administrative expenses reflect the allocations of certain general and administrative expenses from Lionsgate related to certain corporate and shared service functions historically provided by Lionsgate, including, but not limited to, executive oversight, accounting, tax, legal, human resources, occupancy, and other shared services (see Note 1 and Note 20 for further information). Amount excludes allocation of share-based compensation expense discussed below. The costs included in corporate general and administrative expenses represent certain corporate executive expense (such as salaries and wages for the office of the Chief Executive Officer, Chief Financial Officer, General Counsel and other corporate officers), investor relations costs, costs of maintaining corporate facilities, and other unallocated common administrative support functions, including corporate accounting, finance and financial reporting, internal and external audit and tax costs, corporate and other legal support functions, and certain information technology and human resources expense.

(2)

Adjusted depreciation and amortization represents depreciation and amortization as presented on the combined statements of operations less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in recent acquisitions which are included in the purchase accounting and related adjustments line item above, as shown in the table below:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Depreciation and amortization	$17.9	$18.1	$17.2
Less: Amount included in purchase accounting and related adjustments	(5.7)	(5.7)	(3.8)

Adjusted depreciation and amortization	$12.2	$12.4	$13.4

(3)

Restructuring and other includes restructuring and severance costs, certain transaction and related costs, and certain unusual items, when applicable. See Note 15 for further information on restructuring and other.

(4)

Amounts represent the incremental costs included in direct operating expense and distribution and marketing expense resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries. During the fiscal years ended March 31, 2023 and 2022, the Company has incurred a net benefit in direct operating expense due to insurance and bad debt recoveries in excess of the incremental cost expensed in the period. See Note 15 for further information. These charges (benefits) are excluded from segment operating results.

(5)

Content charges represent certain charges included in direct operating expense in the combined statements of operations, and excluded from segment operating results (see Note 15 for further information).

(6)

Amounts represent charges related to Russia’s invasion of Ukraine, primarily related to bad debt reserves for accounts receivable from customers in Russia, included in direct operating expense in the combined statements of operations, and excluded from segment operating results.

(7)	The following table reconciles total share-based compensation expense to adjusted share-based compensation expense:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Total share-based compensation expense(i)	$73.4	$70.2	$58.0
Less:
Amount included in restructuring and other(ii)	(4.2)	—	(3.5)

Adjusted share-based compensation	$69.2	$70.2	$54.5

(i)

Total share-based compensation expense in the years ended March 31, 2023, 2022 and 2021 includes $26.7 million, $19.6 million and $18.0 million, respectively, of corporate allocation of share-based compensation expense, representing the allocation of Lionsgate’s corporate employee share-based compensation expense.

(ii)

Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

(8)

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. The following sets forth the amounts included in each line item in the financial statements:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$0.7	$0.4	$1.0
General and administrative expense(i)	55.2	59.2	47.2
Depreciation and amortization	5.7	5.7	3.8

	$61.6	$65.3	$52.0

(i)

These adjustments include the non-cash charge for the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense, as presented in the table below. The noncontrolling equity interest in the distributable earnings of 3 Arts Entertainment are reflected in as an expense rather than noncontrolling interest in the combined statements of operations due to the relationship to continued employment.

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Amortization of recoupable portion of the purchase price	$7.7	$7.7	$7.7
Noncontrolling interest discount amortization	13.2	22.7	22.7
Noncontrolling equity interest in distributable earnings	34.3	28.8	16.8

	$55.2	$59.2	$47.2

See Note 12 for revenues by media or product line as broken down by segment for the fiscal years ended March 31, 2023, 2022 and 2021.

The following table reconciles segment general and administration to the Company’s total combined general and administration expense:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
General and administration
Segment general and administrative expenses	$161.7	$133.3	$148.9
Corporate general and administrative expenses	100.9	80.0	91.4
Share-based compensation expense included in general and administrative expense(1)	69.2	70.2	54.5
Purchase accounting and related adjustments	55.2	59.2	47.2

	$387.0	$342.7	$342.0

(1)

Includes share-based compensation expense related to the allocation of Lionsgate corporate and shared employee share-based compensation expenses of $26.7 million in fiscal year 2023 (2022- $19.6 million, 2021—$18.0 million).

The reconciliation of total segment assets to the Company’s total combined assets is as follows:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Assets
Motion Picture	$1,759.4	$1,622.6
Television Production	1,949.1	1,978.9
Other unallocated assets(1)	704.2	724.2

	$4,412.7	$4,325.7

(1)	Other unallocated assets primarily consist of cash, other assets and investments.

The following table sets forth acquisition of investment in films and television programs, as broken down by segment for the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Acquisition of investment in films and television programs
Motion Picture	$484.5	$463.1	$325.8
Television Production	1,083.9	1,287.0	856.1

	$1,568.4	$1,750.1	$1,181.9

The following table sets forth capital expenditures, as broken down by segment for the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Capital expenditures
Motion Picture	$—	$—	$—
Television Production	0.3	0.4	0.4
Corporate(1)	6.2	5.7	9.8

	$6.5	$6.1	$10.2

(1)	Represents unallocated capital expenditures primarily related to the Company’s corporate headquarters.

Revenue by geographic location, based on the location of the customers, with no other foreign country individually comprising greater than 10% of total revenue, is as follows:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Revenue
Canada	$64.0	$56.7	$41.0
United States	2,348.8	2,084.0	1,470.8
Other foreign	671.0	575.6	401.1

	$3,083.8	$2,716.3	$1,912.9

Long-lived assets by geographic location are as follows:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Long-lived assets(1)
United States	$1,736.5	$1,859.7
Other foreign	190.8	164.2

	$1,927.3	$2,023.9

(1)	Long-lived assets represents total assets less the following: current assets, investments, long-term receivables, intangible assets, goodwill and deferred tax assets.

For the years ended March 31, 2023, 2022 and 2021, the Company had revenue from the Starz Business of $775.5 million, $648.2 million and $204.1 million, respectively, which represented greater than 10% of combined revenues, primarily related to the Company’s Television Production segment. See Note 20 for further information. For the year ended March 31, 2023, the Company had revenue from one individual external customer which represented greater than 10% of combined revenues, amounting to $337.1 million, related to the Company’s Motion Picture and Television Production segments. In the year ended March 31, 2021, the Company also had revenue from one individual external customer which represented greater than 10% of combined revenues, amounting to $293.5 million, related to the Company’s Motion Picture and Television Production segments.

As of March 31, 2023 and 2022, the Company had accounts receivable due from one customer which individually represented greater than 10% of combined accounts receivable. Accounts receivable due from this one customer amounted to 10.5% and 10.3% of total combined accounts receivable (current and non-current) at March 31, 2023 and 2022, respectively, or gross accounts receivable of approximately $60.0 million and $48.0 million, respectively. In addition, the Company had amounts due from the Starz Business of $157.6 million and $126.8 million at March 31, 2023 and 2022, respectively, which are separately presented in the “Due from Starz Business” line item of the combined balance sheets. See Note 20 for further information.

17. Commitments and Contingencies

Commitments

The following table sets forth the Company’s future annual repayment of contractual commitments as of March 31, 2023:

	Year Ending March 31,
	2024	2025	2026	2027	2028	Thereafter	Total

	(Amounts in millions)
Contractual commitments by expected repayment date (off-balance sheet arrangements)
Film related obligations commitments(1)	$149.6	$141.0	$14.1	$6.5	$—	$4.1	$315.3
Interest payments(2)	139.9	81.3	36.6	10.1	3.2	—	271.1
Other contractual obligations	81.0	57.9	45.7	40.3	36.9	138.0	399.8

Total future commitments under contractual obligations(3)	$370.5	$280.2	$96.4	$56.9	$40.1	$142.1	$986.2

(1)	Film related obligations commitments are not reflected on the combined balance sheets as they did not then meet the criteria for recognition and include the following items:
(i)

Distribution and marketing commitments represent contractual commitments for future expenditures associated with distribution and marketing of films which the Company will distribute. The payment dates of these amounts are primarily based on the anticipated release date of the film.

(ii)	Minimum guarantee commitments represent contractual commitments related to the purchase of film rights for pictures to be delivered in the future.
(iii)

Production loan commitments represent amounts committed for future film production and development to be funded through production financing and recorded as a production loan liability when incurred. Future payments under these commitments are based on anticipated delivery or release dates of the related film or contractual due dates of the commitment. The amounts include estimated future interest payments associated with the commitment.

(2)

Includes cash interest payments on the Company’s Senior Credit Facilities and film related obligations, based on the applicable LIBOR and SOFR interest rates as of March 31, 2023, net of payments and receipts from the Company’s interest rate swaps, and excluding the interest payments on the revolving credit facility as future amounts are not fixed or determinable due to fluctuating balances and interest rates.

(3)

Not included in the amounts above are $343.6 million of redeemable noncontrolling interest, as future amounts and timing are subject to a number of uncertainties such that the Company is unable to make sufficiently reliable estimations of future payments. See Note 11 for further information.

Multiemployer Benefit Plans. The Company contributes to various multiemployer pension plans under the terms of collective bargaining agreements that cover its union-represented employees. The Company makes periodic contributions to these plans in accordance with the terms of applicable collective bargaining agreements and laws but does not sponsor or administer these plans. The risks of participating in these multiemployer pension plans are different from single-employer pension plans such that (i) contributions made by the Company to the multiemployer pension plans may be used to provide benefits to employees of other participating employers; (ii) if the Company chooses to stop participating in certain of these multiemployer pension plans, it may be required to pay those plans an amount based on the underfunded status of the plan, which is referred to as a withdrawal liability; and (iii) actions taken by a participating employer that lead to a deterioration of the financial health of a multiemployer pension plan may result in the unfunded obligations of the multiemployer pension plan to be borne by its remaining participating employers.

The Company does not participate in any multiemployer benefit plans that are considered to be individually significant to the Company, and as of March 31, 2023, all except two of the largest plans in which the Company participates were funded at a level of 80% or greater. The other two plans, the Motion Picture Industry Pension Plan and the Screen Actors Guild—Producers Pension Plan were funded at 69.80% and 78.95%, respectively, for the 2022 plan year, but neither of these plans were considered to be in endangered, critical, or critical and declining status in the 2022 plan year. Total contributions made by the Company to multiemployer pension and other benefit plans for the years ended March 31, 2023, 2022 and 2021 were $87.0 million, $90.4 million and $62.9 million, respectively.

If the Company ceases to be obligated to make contributions or otherwise withdraws from participation in any of these plans, applicable law requires the Company to fund its allocable share of the unfunded vested benefits, which is known as a withdrawal liability. In addition, actions taken by other participating employers may lead to adverse changes in the financial condition of one of these plans, which could result in an increase in the Company’s withdrawal liability.

Contingencies

From time to time, the Company is involved in certain claims and legal proceedings arising in the normal course of business.

The Company establishes an accrued liability for claims and legal proceedings when the Company determines that a loss is both probable and the amount of the loss can be reasonably estimated. Once established, accruals are adjusted from time to time, as appropriate, in light of additional information. The amount of any loss ultimately incurred in relation to matters for which an accrual has been established may be higher or lower than the amounts accrued for such matters.

As of March 31, 2023, the Company is not a party to any material pending claims or legal proceeding and is not aware of any other claims that it believes could, individually or in the aggregate, have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Insurance Litigation

During the fiscal year ended March 31, 2022, the Company settled with all of the insurers in its previous lawsuits related to insurance reimbursements associated with the previous Starz shareholder litigation settlement, which resulted in a net settlement amount received by the Company of $22.7 million in the fiscal year ended March 31, 2022, which is included in the “interest and other income” line item on the combined statement of operations.

18. Financial Instruments

(a) Credit Risk

Concentration of credit risk with the Company’s customers is limited due to the Company’s customer base and the diversity of its sales throughout the world. The Company performs ongoing credit evaluations and maintains a provision for potential credit losses. The Company generally does not require collateral for its trade accounts receivable.

(b) Derivative Instruments and Hedging Activities

Forward Foreign Exchange Contracts

The Company enters into forward foreign exchange contracts to hedge its foreign currency exposures on future production expenses and tax credit receivables denominated in various foreign currencies (i.e., cash flow hedges). The Company also enters into forward foreign exchange contracts that economically hedge certain of its foreign currency risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting. The Company monitors its positions with, and the credit quality of, the financial institutions that are party to its financial transactions. Changes in the fair value of the foreign exchange contracts that are designated as hedges are reflected in accumulated other comprehensive income (loss), and changes in the fair value of foreign exchange contracts that are not designated as hedges and do not qualify for hedge accounting are recorded in direct operating expense. Gains and losses realized upon settlement of the foreign exchange contracts that are designated as hedges are amortized to direct operating expense on the same basis as the production expenses being hedged.

As of March 31, 2023, the Company had the following outstanding forward foreign exchange contracts (all outstanding contracts have maturities of less than 30 months from March 31, 2023):

March 31, 2023
Foreign Currency	Foreign Currency Amount			US Dollar Amount	Weighted Average Exchange Rate Per $1 USD
	(Amounts in millions)			(Amounts in millions)
British Pound Sterling	3.1	GBP	in exchange for	$2.3	1.33	GBP
Czech Koruna	180.0	CZK	in exchange for	$8.6	20.88	CZK
Euro	11.0	EUR	in exchange for	$10.0	1.10	EUR
Canadian Dollar	5.1	CAD	in exchange for	$3.6	1.42	CAD
Polish Zloty	8.0	PLN	in exchange for	$1.8	4.33	PLN
Mexican Peso	237.8	MXN	in exchange for	$12.6	18.86	MXN

Interest Rate Swaps

The Company is exposed to the impact of interest rate changes, primarily through its borrowing activities in the Company’s capacity as primary borrower of Lionsgate’s Senior Credit Facilities. See Note 7 for further information. The Company’s objective is to mitigate the impact of interest rate changes on earnings and cash flows. The Company primarily uses pay-fixed interest rate swaps to facilitate its interest rate risk management activities, which the Company generally designates as cash flow hedges of interest payments on floating-rate borrowings. Pay-fixed swaps effectively convert floating-rate borrowings to fixed-rate borrowings. The unrealized gains or losses from these designated cash flow hedges are deferred in accumulated other comprehensive income (loss) and recognized in interest expense as the interest payments occur. Changes in the fair value of interest rate swaps that are not designated as hedges are recorded in interest expense (see further explanation below).

Cash settlements related to interest rate contracts are generally classified as operating activities on the combined statements of cash flows. However, due to a financing component (debt host) on a portion of the

Company’s previously outstanding interest rate swaps (see Designated Cash Flow Hedges at March 31, 2022 table below), the cash flows related to these contracts were classified as financing activities through the date of termination.

Outstanding at March 31, 2022. As of March 31, 2022, the Company had the following designated cash flow hedge pay-fixed interest rate swaps outstanding, and the following not designated pay-fixed receive-variable and offsetting pay-variable receive-fixed interest rate swaps outstanding (related to the Company’s LIBOR-based debt, see Note 7 and Note 8 for further information).

Designated Cash Flow Hedges at March 31, 2022:

Effective Date	Notional Amount	Fixed Rate Paid	Maturity Date(1)
	(in millions)
May 23, 2018	$300.0	2.915%	March 24, 2025
May 19, 2020	$700.0	1.923%	March 23, 2030(2)(3)
May 19, 2020	$350.0	2.531%	March 23, 2027(2)(3)
June 15, 2020	$150.0	2.343%	March 23, 2027(2)(3)
August 14, 2020	$200.0	1.840%	March 23, 2030(2)(3)

Total	$1,700.0

(1)	Subject to a mandatory early termination date of March 23, 2025.
(2)	These pay-fixed interest rate swaps were considered hybrid instruments with a financing component (debt host) and an embedded at-market derivative that was designated as a cash flow hedge.
(3)	Terminated in May 2022, see May 2022 Transactions description below.

Not Designated Cash Flow Hedges at March 31, 2022:

Pay-Fixed Receive-Variable(1)			Offsetting Pay-Variable Receive-Fixed(1)
Effective Date	Notional Amount	Fixed Rate Paid	Effective Date	Notional Amount	Fixed Rate Received	Maturity Date
	(in millions)			(in millions)
May 23, 2018	$700.0	2.915%(3)	May 19, 2020	$700.0	2.915%(2)	March 24, 2025
June 25, 2018	$200.0	2.723%(3)	August 14, 2020	$200.0	2.723%(2)	March 23, 2025
July 31, 2018	$300.0	2.885%(3)	May 19, 2020	$300.0	2.885%(2)	March 23, 2025
December 24, 2018	$50.0	2.744%(3)	May 19, 2020	$50.0	2.744%(2)	March 23, 2025
December 24, 2018	$100.0	2.808%(3)	June 15, 2020	$100.0	2.808%(2)	March 23, 2025
December 24, 2018	$50.0	2.728%(3)	June 15, 2020	$50.0	2.728%(2)	March 23, 2025

Total	$1,400.0		Total	$1,400.0

(1)

During the fiscal year ended March 31, 2021, the Company completed a series of transactions to amend and extend certain interest rate swap agreements, and as part of these transactions, the $1.4 billion pay-fixed receive-variable interest rate swaps presented in the table above were de-designated, and the Company entered into $1.4 billion of pay-variable receive-fixed interest rate swaps, as presented in the table above, which are designed to offset the terms of the $1.4 billion of pay-fixed receive-variable swaps in the table above. At the time of the de-designation of the above $1.4 billion in pay-fixed receive-variable interest rate swaps, there was approximately $163.0 million of unrealized losses recorded in accumulated other comprehensive income (loss). This amount is being amortized to interest expense through the remaining term of the de-designated swaps unless it becomes probable that the cash flows originally hedged will not occur, in which case the proportionate amount of the loss will be recorded to interest expense at that time. The $1.4 billion of pay-fixed receive-variable interest rate swaps de-designated as cash flow hedges and the $1.4 billion of offsetting pay-variable receive-fixed swaps were marked to market with changes in fair value recognized, along with the fixed and variable payments on these swaps, in interest expense, which netted to an immaterial amount.

(2)	Terminated in May 2022, see May 2022 Transactions description below.
(3)	Re-designated in May 2022, see May 2022 Transactions description below.

May 2022 Transactions: In May 2022, the Company terminated certain of its interest rate swap contracts with effective dates of May 19, 2020, June 15, 2020 and August 14, 2020, (the “Terminated Swaps”), as presented in the tables above. As a result of the terminations, the Company received approximately $56.4 million. Simultaneously with the termination of the Terminated Swaps, the Company re-designated all other swaps previously not designated (i.e., swaps with effective dates of May 23, 2018, June 25, 2018, July 31, 2018 and December 24, 2018 (the “Re-designated Swaps”)) as cash flow hedges of variable rate debt with an aggregate notional amount of $1.4 billion. In addition to the $1.4 billion Re-designated Swaps, the Company also has $300.0 million of other interest rate swaps designated as cash flow hedges as of March 31, 2023. Accordingly, at March 31, 2023, the Company has a total of $1.7 billion of interest rate swaps designated as cash flow hedges (see Designated Cash Flow Hedges at March 31, 2023 table below).

The receipt of approximately $56.4 million as a result of the termination was recorded as a reduction of the asset values of the derivatives amounting to $188.7 million and a reduction of the financing component (debt host) of the Terminated Swaps amounting to $131.3 million. At the time of the termination of the Terminated Swaps, there was approximately $180.4 million of unrealized gains recorded in accumulated other comprehensive income (loss) related to these Terminated Swaps. This amount will be amortized as a reduction of interest expense through the remaining term of the swaps unless it becomes probable that the cash flows originally hedged will not occur, in which case the proportionate amount of the gain will be recorded as a reduction to interest expense at that time. In addition, the liability amount of $6.8 million for the Re-designated Swaps (see Designated Cash Flow Hedges at March 31, 2023 table below) at the re-designation date will be amortized as a reduction of interest expense throughout the remaining term of the Re-designated Swaps, unless it becomes probable that the cash flows originally hedged will not occur, in which case the proportionate amount of the loss will be recorded to interest expense at that time.

The receipt of approximately $56.4 million was classified in the combined statement of cash flows as cash provided by operating activities of $188.7 million reflecting the amount received for the derivative portion of the termination of swaps, and a use of cash in financing activities of $134.5 million reflecting the pay down of the financing component of the Terminated Swaps (inclusive of payments made between April 1, 2022 and the termination date amounting to $3.2 million).

Outstanding at March 31, 2023. As of March 31, 2023, the Company had the following pay-fixed interest rate swaps which have been designated as cash flow hedges outstanding (all related to the Company’s LIBOR-based debt, see Note 7 and Note 8):

Designated Cash Flow Hedges at March 31, 2023:

Effective Date	Notional Amount	Fixed Rate Paid	Maturity Date
	(in millions)
May 23, 2018	$300.0	2.915%	March 24, 2025
May 23, 2018	$700.0	2.915%	March 24, 2025(1)
June 25, 2018	$200.0	2.723%	March 23, 2025(1)
July 31, 2018	$300.0	2.885%	March 23, 2025(1)
December 24, 2018	$50.0	2.744%	March 23, 2025(1)
December 24, 2018	$100.0	2.808%	March 23, 2025(1)
December 24, 2018	$50.0	2.728%	March 23, 2025(1)

Total	$1,700.0

(1)	Represents the Re-designated Swaps as described in the May 2022 Transactions section above that were previously not designated cash flow hedges at March 31, 2022.

Financial Statement Effect of Derivatives

Combined statement of operations and comprehensive income (loss): The following table presents the pre-tax effect of the Company’s derivatives on the accompanying combined statements of operations and comprehensive income (loss) for the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Derivatives designated as cash flow hedges:
Forward exchange contracts
Gain (loss) recognized in accumulated other comprehensive income (loss)	$1.7	$1.7	$(1.0)
Gain (loss) reclassified from accumulated other comprehensive income (loss) into direct operating expense	(0.3)	(0.2)	0.2
Interest rate swaps
Gain recognized in accumulated other comprehensive income (loss)	$81.1	$66.5	$72.0
Gain (loss) reclassified from accumulated other comprehensive income (loss) into interest expense	1.4	(15.0)	(20.0)
Derivatives not designated as cash flow hedges:
Forward exchange contracts
Gain recognized in direct operating expense	$—	$—	$0.3
Interest rate swaps
Loss reclassified from accumulated other comprehensive income (loss) into interest expense	$(11.8)	$(33.8)	$(28.3)
Total direct operating expense on combined statements of operations	$2,207.9	$1,922.1	$1,220.0
Total interest expense on combined statements of operations	$162.6	$115.0	$109.7

Combined balance sheets: The Company classifies its forward foreign exchange contracts and interest rate swap agreements within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. See Note 10 for further information. The portion of the swaps reflecting the financing component (debt host) of the hybrid instrument discussed above is recorded at amortized cost and reduced over time based on payments. Pursuant to the Company’s accounting policy to offset the fair value amounts recognized for derivative instruments, the Company presents the asset or liability position of the swaps that are with the same counterparty under a master netting arrangement net as either an asset or liability in its combined balance sheets. As of March 31, 2023, there were no swaps outstanding that were subject to a master netting arrangement. As of March 31, 2022, the gross amount of swaps in an asset and liability position that were subject to a master netting arrangement was $169.6 million and $147.3 million, respectively, resulting in an asset recorded in other assets—non-current of $32.0 million and a liability recorded in other liabilities—non-current of $9.8 million.

As of March 31, 2023 and 2022, the Company had the following amounts recorded in the accompanying combined balance sheets related to the Company’s use of derivatives:

	March 31, 2023
	Other Current Assets	Other Non-Current Assets	Other Accrued Liabilities	Other Non-Current Liabilities

	(Amounts in millions)
Derivatives designated as cash flow hedges:
Forward exchange contracts	$2.9	$—	$0.1	$—
Interest rate swaps	—	41.1	—	—

Fair value of derivatives	$2.9	$41.1	$0.1	$—

	March 31, 2022
	Other Current Assets	Other Non-Current Assets	Other Accrued Liabilities	Other Non-Current Liabilities

	(Amounts in millions)
Derivatives designated as cash flow hedges:
Forward exchange contracts	$3.5	$—	$2.8	$—
Interest rate swaps	—	109.1	—	(39.4)
Derivatives not designated as cash flow hedges:
Interest rate swaps(1)	—	(77.1)	—	56.8

Fair value of derivatives	$3.5	$32.0	$2.8	$17.4

(1)

Includes $88.1 million and $46.0 million included in other non-current assets and other non-current liabilities, respectively, representing the financing element (debt host) of certain hybrid instruments, which was offset by the pay-variable receive-fixed interest rate swaps outstanding at March 31, 2022.

As of March 31, 2023, based on the current release schedule, the Company estimates approximately $2.9 million of gains associated with forward foreign exchange contract cash flow hedges in accumulated other comprehensive income (loss) will be reclassified into earnings during the one-year period ending March 31, 2024.

As of March 31, 2023, the Company estimates approximately $23.5 million of gains recorded in accumulated other comprehensive income (loss) associated with interest rate swap agreement cash flow hedges will be reclassified into interest expense during the one-year period ending March 31, 2024.

19. Additional Financial Information

The following tables present supplemental information related to the combined financial statements.

Cash, Cash Equivalents and Restricted Cash

Cash equivalents consist of investments that are readily convertible into cash. Cash equivalents are carried at cost, which approximates fair value. The Company classifies its cash equivalents within Level 1 of the fair value hierarchy because the Company uses quoted market prices to measure the fair value of these investments. See Note 10 for further information. The Company monitors concentrations of credit risk with respect to cash and cash equivalents by placing such balances with higher quality financial institutions or investing such amounts in liquid, short-term, highly-rated instruments or investment funds holding similar instruments. As of March 31, 2023, the majority of the Company’s cash and cash equivalents were held in bank depository accounts.

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported in the combined balance sheets to the total amounts reported in the combined statements of cash flows at March 31, 2023 and 2022. At March 31, 2023 and 2022, restricted cash included in other current assets represents primarily amounts related to required cash reserves for interest payments associated with the Production Tax Credit Facility, IP Credit Facility and Backlog Facility.

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Cash and cash equivalents	$210.9	$256.9
Restricted cash included in other current assets	27.5	13.4
Restricted cash included in other non-current assets	13.0	—

Total cash, cash equivalents and restricted cash	$251.4	$270.3

Accounts Receivable Monetization

Under the Company’s accounts receivable monetization programs, the Company has entered into (1) individual agreements to monetize certain of its trade accounts receivable directly with third-party purchasers and (2) a revolving agreement to monetize designated pools of trade accounts receivable with various financial institutions, as further described below. Under these programs, the Company transfers receivables to purchasers in exchange for cash proceeds, and the Company continues to service the receivables for the purchasers. The Company accounts for the transfers of these receivables as a sale, removes (derecognizes) the carrying amount of the receivables from its balance sheets and classifies the proceeds received as cash flows from operating activities in the statements of cash flows. The Company records a loss on the sale of these receivables reflecting the net proceeds received (net of any obligations incurred), less the carrying amount of the receivables transferred. The loss is reflected in the “other expense” line item on the combined statements of operations. The Company receives fees for servicing the accounts receivable for the purchasers, which represent the fair value of the services and were immaterial for the years ended March 31, 2023, 2022 and 2021.

Individual Monetization Agreements. The Company enters into individual agreements to monetize trade accounts receivable. The third-party purchasers have no recourse to other assets of the Company in the event of non-payment by the customers. The following table sets forth a summary of the receivables transferred under individual agreements or purchases during the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Carrying value of receivables transferred and derecognized	$400.5	$285.0	$251.8
Net cash proceeds received	383.0	278.3	247.9
Loss recorded related to transfers of receivables	17.5	6.7	3.9

At March 31, 2023, the outstanding amount of receivables derecognized from the Company’s combined balance sheets, but which the Company continues to service, related to the Company’s individual agreements to monetize trade accounts receivable was $350.9 million (March 31, 2022—$274.1 million).

Pooled Monetization Agreement. In December 2019, the Company entered into a revolving agreement, as amended in September 2022, to transfer up to $150.0 million of certain receivables to various financial institutions on a recurring basis in exchange for cash equal to the gross receivables transferred, which expires July 31, 2023. As customers pay their balances, the Company transfers additional receivables into the program. The transferred receivables are fully guaranteed by a bankruptcy-remote wholly-owned subsidiary of the Company, which holds additional receivables in the amount of $61.8 million as of March 31, 2023 that are pledged as collateral under this agreement. The third-party purchasers have no recourse to other assets of the Company in the event of non-payment by the customers.

The following table sets forth a summary of the receivables transferred under the pooled monetization agreement during the years ended March 31, 2023, 2022 and 2021:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Gross cash proceeds received for receivables transferred and derecognized	$167.0	$155.5	$173.1
Less amounts from collections reinvested under revolving agreement	(94.3)	(102.7)	(138.7)

Proceeds from new transfers	72.7	52.8	34.4
Collections not reinvested and remitted or to be remitted	(66.6)	(46.8)	(27.9)

Net cash proceeds received (paid or to be paid)(1)	$6.1	$6.0	$6.5
Carrying value of receivables transferred and derecognized(2)	$164.8	$154.5	$172.0
Obligations recorded	$5.9	$2.9	$1.9
Loss recorded related to transfers of receivables	$3.7	$1.9	$0.8

(1)

In addition, during the years ended March 31, 2023 and 2022, the Company repurchased $27.4 million and $25.5 million, respectively, of receivables previously transferred, as separately agreed upon with the third-party purchasers, in order to monetize such receivables under the individual monetization program discussed above without being subject to the collateral requirements under the pooled monetization program.

(2)	Receivables net of unamortized discounts on long-term, non-interest bearing receivables.

At March 31, 2023, the outstanding amount of receivables derecognized from the Company’s combined balance sheet, but which the Company continues to service, related to the pooled monetization agreement was approximately $52.3 million (March 31, 2022—$79.5 million).

Other Assets

The composition of the Company’s other assets is as follows as of March 31, 2023 and 2022:

	March 31, 2023	March 31, 2022

	(Amounts in millions)
Other current assets
Prepaid expenses and other(1)	$36.0	$47.5
Restricted cash	27.5	13.4
Contract assets	63.5	40.5
Tax credits receivable	129.5	128.3

	$256.5	$229.7

Other non-current assets
Prepaid expenses and other	$7.4	$9.9
Restricted cash	13.0	—
Accounts receivable(2)	37.8	38.3
Contract assets(2)	5.1	9.3
Tax credits receivable	341.8	316.1
Operating lease right-of-use assets	116.8	126.0
Interest rate swap assets	41.1	32.0

	$563.0	$531.6

(1)

Includes home entertainment product inventory which consists of Packaged Media and is stated at the lower of cost or market value (first-in, first-out method). Costs of Packaged Media sales, including shipping and handling costs, are included in distribution and marketing expenses.

(2)

Unamortized discounts on long-term, non-interest bearing receivables were $3.5 million and $1.8 million at March 31, 2023 and 2022, respectively, and unamortized discounts on contract assets were $0.5 million and $0.5 million at March 31, 2023 and 2022, respectively.

Content Related Payables

Content related payables include minimum guarantees and accrued licensed program rights obligations, which represent amounts payable for film or television rights that the Company has acquired or licensed.

Other Accrued Liabilities

Other accrued liabilities include employee related liabilities (such as accrued bonuses and salaries and wages) of $102.8 million and $53.0 million at March 31, 2023 and 2022, respectively.

Accumulated Other Comprehensive Income (Loss)

The following table summarizes the changes in the components of accumulated other comprehensive income (loss), net of tax. During the years ended March 31, 2023, 2022 and 2021, there was no income tax expense or benefit reflected in other comprehensive income (loss) due to the income tax impact being offset by changes in the Company’s deferred tax valuation allowance.

	Foreign currency translation adjustments	Net unrealized gain (loss) on cash flow hedges	Total

	(Amounts in millions)
March 31, 2020	$(38.8)	$(187.1)	$(225.9)
Other comprehensive loss	4.5	70.9	75.4
Reclassifications to net loss(1)	—	48.1	48.1

March 31, 2021	(34.3)	(68.1)	(102.4)
Other comprehensive income	(4.6)	68.2	63.6
Reclassifications to net loss(1)	—	49.0	49.0

March 31, 2022	(38.9)	49.1	10.2
Other comprehensive income (loss)	(2.2)	82.8	80.6
Reclassifications to net loss(1)	—	10.7	10.7

March 31, 2023	$(41.1)	$142.6	$101.5

(1)

Represents a loss of $0.3 million included in direct operating expense and a loss of $10.4 million included in interest expense on the combined statement of operations in the year ended March 31, 2023 (2022- loss of $0.2 million included in direct operating expense and a loss of $48.8 million included in interest expense; 2021—gain of $0.2 million included in direct operating expense and loss of $48.3 million included in interest expense). See Note 18 for further information.

Supplemental Cash Flow Information

Interest paid during the fiscal year ended March 31, 2023 amounted to $137.7 million (2022—$85.0 million; 2021—$82.8 million).

Income taxes paid during the fiscal year ended March 31, 2023 amounted to net tax paid of $14.3 million (2022—net tax paid of $13.9 million; 2021—net tax paid of $4.1 million).

Significant non-cash transactions during the fiscal years ended March 31, 2023, 2022, and 2021 include certain interest rate swap agreements, which are discussed in Note 18.

There were no significant non-cash financing activities for the fiscal years ended March 31, 2023, 2022 and 2021. The supplemental schedule of non-cash investing activities is presented below:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Non-cash investing activities:
Accrued equity method investment	$—	$19.0	$—

Supplemental cash flow information related to leases was as follows:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows for operating leases	$40.3	$44.9	$38.3
Right-of-use assets obtained in exchange for new lease obligations:
Operating leases	$11.3	$51.1	$20.3
Increase in right-of-use assets and lease liability due to a reassessment event:
Operating leases—increase in right-of-use assets	$17.4	$30.9	$—
Operating leases—increase in lease liability	$17.4	$30.9	$—

20. Related Party Transactions

Transactions with Lionsgate

As described in Note 1, Lionsgate utilizes a centralized approach to cash management. Cash generated by the Company or borrowed under certain debt obligations is managed by Lionsgate’s centralized treasury function and is routinely transferred to the Company or to the Starz Business to fund operating activities of the Studio Business and the Starz Business when needed.

Because of this centralized approach to cash management, financial transactions for cash movement and the settlement of payables and receivables when due with Lionsgate are generally accounted for through the net parent investment account. Net parent investment is presented in the combined statements of equity (deficit). Settlements of amounts payable and receivable when due through the net parent investment account are reflected as cash payments or receipts for the applicable operating transaction within operating activities in the combined statements of cash flows, with the net change in parent net investment included within financing activities in the combined statements of cash flows.

In the normal course of business, the Company enters into transactions with Lionsgate and the Starz Business which include the following, which unless otherwise indicated are settled through net parent investment at the time of the transaction:

Licensing of content to the Starz Business: The Company licenses motion pictures and television programming (including Starz original productions) to the Starz Business. The license fees generally are due upon delivery or due at a point in time following the first showing. License fee amounts due are settled with the Starz Business through parent net investment. License fees receivable, not yet due from the Starz Business, are reflected in due from the Starz Business on the combined balance sheets. The consideration to which the Company is entitled under the license agreements with the Starz Business is included in revenue from contracts with customers and presented separately in the combined statement of operations. See Note 12 for further information.

Corporate expense allocations: As previously described in Note 1, the accompanying combined financial statements include allocations of certain general and administrative expenses from Lionsgate related to certain corporate and shared service functions historically provided by Lionsgate, including, but not limited to, executive oversight, accounting, tax, legal, human resources, occupancy, and other shared services. During the year ended March 31, 2023, corporate expense allocations, excluding amounts related to share-based compensation discussed below, amounted to $100.9 million (2022—$80.0 million, 2021—$91.4 million).

Operating expense reimbursement: As previously described in Note 1, the Company pays certain expenses on behalf of the Starz Business such as certain rent expense, employee benefits, insurance and other administrative operating costs. The Starz Business also pays certain expenses on behalf of the Company such as legal expenses, software development costs and severance. These expenditures are reflected in the financial statements of the Studio Business and the Starz Business as applicable.

Share- based compensation: Lionsgate provides share-based compensation related to the Studio Business employees and as part of its corporate expense allocations a proportionate amount of the share-based compensation related to those corporate functions is allocated to the Studio Business.

Monetization of certain accounts receivables: The Company has entered into an agreement with Starz for Starz to transfer certain accounts receivables to the Company to participate in the Company’s pooled monetization arrangement. The Company purchases the transferred receivables at fair value and records them at the purchased amount on its balance sheet and classifies the purchase price paid in parent net investment. See Note 19 for further information. The accounts receivables purchased from the Starz Business have historically been pledged as collateral under this agreement. Any discount on the purchase of the receivable from the Starz Business is accreted to interest income over the period to collection of the accounts receivable. The accounts receivable purchased from the Starz Business and subsequent collections are reflected as investing activities in the combined statements of cash flows.

Parent Net Investment

The net transfers to and from Lionsgate discussed above were as follows:

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Cash pooling and general financing activities	$36.1	$(305.2)	$(143.5)
Licensing of content(1)	733.3	567.7	209.4
Corporate reimbursements	13.3	10.8	8.0
Corporate expense allocations (excluding allocation of share-based compensation)	22.3	19.3	22.4
Funding of purchases of accounts receivables held for collateral	(183.7)	(172.9)	(212.5)

Net transfers to (from) Parent per combined statements of cash flows	$621.3	$119.7	$(116.2)

Share-based compensation (including allocation of share-based compensation)	(73.4)	(70.2)	(58.0)
Other non-cash transfer	2.5	—	—

Net transfers to (from) Parent per combined statements of equity (deficit)	$550.4	$49.5	$(174.2)

(1)	Reflects the settlement of amounts due from the Starz Business related to the Company’s licensing arrangements with the Starz Business.

Other Related Party Transactions

In April 2004, the Company entered into agreements (as amended) with Ignite, LLC (“Ignite”) for distribution rights to certain films. Michael Burns, the Vice Chair and a director of Lionsgate, owns a 65.45% interest in Ignite, and Hardwick Simmons, a director of Lionsgate, owns a 24.24% interest in Ignite. During the year ended March 31, 2023, $0.4 million was paid to Ignite under these agreements.

Transactions with Equity Method Investees

Equity Method Investees. In the ordinary course of business, the Company is involved in related party transactions with equity method investees. These related party transactions primarily relate to the licensing and distribution of the Company’s films and television programs and the lease of a studio facility owned by an equity-method investee, for which the impact on the Company’s combined balance sheets and combined statements of operations is as follows (see Note 1 and Note 5 for further information):

	March 31,
	2023	2022

	(Amounts in millions)
Combined Balance Sheets
Accounts receivable	$10.8	$10.5
Investment in films and television programs(1)	7.9	1.6
Other assets, noncurrent(1)(2)	45.8	43.5

Total due from related parties	$64.5	$55.6

Accounts payable(3)	$16.8	$17.0
Other accrued liabilities(1)	6.7	5.2
Participations and residuals, current	7.5	5.9
Participations and residuals, noncurrent	2.0	1.1
Other liabilities(1)	41.4	38.3

Total due to related parties	$74.4	$67.5

	Year Ended March 31,
	2023	2022	2021

	(Amounts in millions)
Combined Statements of Operations
Revenues	$4.8	$3.0	$6.3
Direct operating expense	$8.3	$6.5	$10.8
Distribution and marketing expense	$0.4	$0.2	$0.2
Interest and other income	$—	$3.0	$2.9

(1)

During the year ended March 31, 2022, the Company entered into certain operating leases related to a studio facility owned by an equity-method investee. Amounts related to these leases are included in investment in films and television programs, other assets—noncurrent, other accrued liabilities and other liabilities in the combined balance sheets at March 31, 2023 and 2022.

(2)

During the years ended March 31, 2022 and 2021, the Company made loans (including accrued interest) of $3.0 million and $2.9 million, respectively, to certain of its equity method investees (2023—none). As of March 31, 2023 and 2022, no amounts are included in other assets, noncurrent in the Company’s combined balance sheets related to these loans (net of equity interests losses applied against such loans).

(3)	Amounts primarily represent production related advances due to certain of its equity method investees.

In addition, as of March 31, 2023, the Company has entered into certain leases that have not yet commenced primarily related to studio facilities owned by an equity-method investee, for which construction has not yet been completed. See Note 9 for further information.

21. Subsequent Events

The Company has evaluated subsequent events through July 12, 2023, the date which the combined financial statements were issued.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED COMBINED BALANCE SHEETS

	December 31, 2023	March 31, 2023
	(Amounts in millions)
ASSETS
Cash and cash equivalents	$247.1	$210.9
Accounts receivable, net	734.1	527.0
Due from Starz Business (Note 18)	66.5	157.6
Other current assets	417.1	256.5

Total current assets	1,464.8	1,152.0
Investment in films and television programs, net	1,908.2	1,786.7
Property and equipment, net	35.9	23.8
Investments	71.5	64.7
Intangible assets, net	26.9	26.9
Goodwill	801.4	795.6
Other assets	810.4	563.0

Total assets	$5,119.1	$4,412.7

LIABILITIES
Accounts payable	$214.1	$251.1
Content related payables	66.7	26.6
Other accrued liabilities	263.3	215.4
Participations and residuals	595.9	524.4
Film related obligations	1,258.2	923.7
Debt—short term portion	50.3	41.4
Deferred revenue	248.0	126.2

Total current liabilities	2,696.5	2,108.8
Debt	1,542.4	1,202.2
Participations and residuals	472.0	329.6
Film related obligations	554.4	1,016.4
Other liabilities	338.8	120.9
Deferred revenue	81.5	52.0
Deferred tax liabilities	18.8	18.1

Total liabilities	5,704.4	4,848.0
Commitments and contingencies (Note 15)
Redeemable noncontrolling interests	406.2	343.6

EQUITY (DEFICIT)
Parent net investment	(1,090.5)	(881.9)
Accumulated other comprehensive income	97.2	101.5

Total parent equity (deficit)	(993.3)	(780.4)
Noncontrolling interests	1.8	1.5

Total equity (deficit)	(991.5)	(778.9)

Total liabilities, redeemable noncontrolling interests and equity (deficit)	$5,119.1	$4,412.7

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Revenues:
Revenue	$1,684.2	$1,611.6
Revenue—Starz Business (Note 18)	422.1	648.6

Total revenues	2,106.3	2,260.2
Expenses:
Direct operating	1,306.0	1,687.9
Distribution and marketing	346.0	189.0
General and administration	261.6	242.4
Depreciation and amortization	11.1	13.2
Restructuring and other	61.5	20.6

Total expenses	1,986.2	2,153.1

Operating income	120.1	107.1
Interest expense	(157.1)	(117.8)
Interest and other income	6.9	4.9
Other expense	(14.3)	(17.2)
Loss on extinguishment of debt	—	(1.3)
Gain on investments, net	2.7	42.1
Equity interests income	5.7	0.8

Income (loss) before income taxes	(36.0)	18.6
Income tax provision	(16.7)	(5.2)

Net income (loss)	(52.7)	13.4
Less: Net loss attributable to noncontrolling interests	6.2	7.3

Net income (loss) attributable to Parent	$(46.5)	$20.7

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Net income (loss)	$(52.7)	$13.4
Foreign currency translation adjustments, net of tax	1.8	(3.7)
Net unrealized gain (loss) on cash flow hedges, net of tax	(6.1)	111.5

Comprehensive income (loss)	$(57.0)	$121.2
Less: Comprehensive loss attributable to noncontrolling interests	6.2	7.3

Comprehensive income (loss) attributable to Parent	$(50.8)	$128.5

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED COMBINED STATEMENTS OF EQUITY (DEFICIT)

	Parent Net Investment	Accumulated Other Comprehensive Income (Loss)	Total Parent Equity (Deficit)	Non-controlling Interests(a)	Total Equity (Deficit)
	(Amounts in millions)
Balance at March 31, 2023	$(881.9)	$101.5	$(780.4)	$1.5	$(778.9)
Net (loss) income	(46.5)	—	(46.5)	1.1	(45.4)
Net transfers to Parent	(90.6)	—	(90.6)	—	(90.6)
Noncontrolling interests	—	—	—	(0.8)	(0.8)
Redeemable noncontrolling interests adjustment to redemption value	(71.5)	—	(71.5)	—	(71.5)
Other comprehensive loss	—	(4.3)	(4.3)	—	(4.3)

Balance at December 31, 2023	$(1,090.5)	$97.2	$(993.3)	$1.8	$(991.5)

Balance at March 31, 2022	$(271.5)	$10.2	$(261.3)	$1.8	$(259.5)
Net income	20.7	—	20.7	0.1	20.8
Net transfers to Parent	(577.9)	—	(577.9)	—	(577.9)
Noncontrolling interests	—	—	—	(0.7)	(0.7)
Redeemable noncontrolling interests adjustment to redemption value	(34.8)	—	(34.8)	—	(34.8)
Other comprehensive income	—	107.8	107.8	—	107.8

Balance at December 31, 2022	$(863.5)	$118.0	$(745.5)	$1.2	$(744.3)

(a)	Excludes redeemable noncontrolling interests, which are reflected in temporary equity (see Note 9).

See accompanying notes.

STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED COMBINED STATEMENTS OF CASH FLOWS

	Nine Months Ended December 31,

	2023	2022
	(Amounts in millions)
Operating Activities:
Net income (loss)	$(52.7)	$13.4
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	11.1	13.2
Amortization of films and television programs	948.1	1,295.6
Amortization of debt financing costs and other non-cash interest	19.6	17.1
Non-cash share-based compensation	53.6	42.2
Other amortization	29.3	48.8
Content and other impairments	—	5.9
Loss on extinguishment of debt	—	1.3
Equity interests income	(5.7)	(0.8)
Gain on investments, net	(2.7)	(42.1)
Deferred income taxes	0.7	0.1
Changes in operating assets and liabilities:
Proceeds from the termination of interest rate swaps	—	188.7
Accounts receivable, net	58.3	(25.9)
Investment in films and television programs, net	(700.8)	(1,255.0)
Other assets	(14.6)	(54.7)
Accounts payable and accrued liabilities	(86.9)	(7.6)
Participations and residuals	10.1	78.1
Content related payables	1.7	6.4
Deferred revenue	41.3	(7.8)
Due from Starz Business	91.1	(29.2)

Net Cash Flows Provided By Operating Activities	401.5	287.7

Investing Activities:
Purchase of eOne, net of cash acquired (see Note 2)	(331.1)	—
Proceeds from the sale of equity method and other investments	5.2	46.3
Investment in equity method investees and other	(11.3)	(17.5)
Increase in loans receivable	(3.6)	—
Purchases of accounts receivables held for collateral	(85.6)	(135.4)
Receipts of accounts receivables held for collateral	105.7	140.5
Capital expenditures	(5.1)	(4.5)

Net Cash Flows Provided By (Used In) Investing Activities	(325.8)	29.4

Financing Activities:
Debt—borrowings	2,270.5	1,238.0
Debt—repayments	(1,926.0)	(1,452.1)
Film related obligations—borrowings	1,072.9	1,330.2
Film related obligations—repayments	(1,317.7)	(599.5)
Settlement of financing component of interest rate swaps	—	(134.5)
Purchase of noncontrolling interest	(0.6)	—
Distributions to noncontrolling interest	(1.7)	(4.8)
Parent net investment	(127.6)	(620.1)

Net Cash Flows Used In Financing Activities	(30.2)	(242.8)

Net Change In Cash, Cash Equivalents and Restricted Cash	45.5	74.3
Foreign Exchange Effects on Cash, Cash Equivalents and Restricted Cash	0.5	(3.5)
Cash, Cash Equivalents and Restricted Cash—Beginning Of Period	251.4	270.3

Cash, Cash Equivalents and Restricted Cash—End Of Period	$297.4	$341.1

See accompanying notes.

1. Description of Business, Basis of Presentation and Significant Accounting Policies

Description of Business

Lions Gate Entertainment Corp. (“Lionsgate” or “Parent”) encompasses world-class motion picture and television studio operations (collectively referred to as the “Studio Business”) and the STARZ premium global subscription platforms (the “Starz Business”) to bring a unique and varied portfolio of entertainment to consumers around the world. Lionsgate has historically had three reportable business segments: (1) Motion Picture, (2) Television Production and (3) Media Networks. The Studio Business was substantially reflected in the Lionsgate Motion Picture and Television Production segments. These financial statements reflect the combination of the assets, liabilities, operations and cash flows reflecting the Studio Business which is referred to in these condensed combined financial statements as the “Studio Business” or the “Company”.

These condensed combined financial statements of the Studio Business have been prepared on a carve-out basis and are derived from Lionsgate’s consolidated financial statements and accounting records. These condensed combined financial statements reflect the Studio Business’s combined historical financial position, results of operations and cash flows as they were historically managed in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”). The condensed combined financial statements may not be indicative of the Studio Business’s future performance and do not necessarily reflect what the financial position, results of operations and cash flows would have been had the Studio Business operated as an independent, publicly traded company during the periods presented.

The Studio Business consists of the Motion Picture and Television Production reportable segments, together with a substantially all of Lionsgate’s corporate general and administrative costs. Motion Picture consists of the development and production of feature films, acquisition of North American and worldwide distribution rights, North American theatrical, home entertainment and television distribution of feature films produced and acquired, and worldwide licensing of distribution rights to feature films produced and acquired. Television Production consists of the development, production and worldwide distribution of television productions including television series, television movies and mini-series, and non-fiction programming. Television Production includes the domestic and international licensing of Starz original productions to the Starz Business, and the ancillary market distribution of Starz original productions and licensed product. Additionally, the Television Production segment includes the results of operations of 3 Arts Entertainment, a talent management company.

Basis of Presentation

The Studio Business has historically operated as part of Lionsgate and not as a standalone company. The Studio Business’s condensed combined financial statements, representing the historical assets, liabilities, operations and cash flows of the combination of the operations making up the worldwide Studio Business, have been derived from the separate historical accounting records maintained by Lionsgate, and are presented on a carve-out basis. These condensed combined financial statements reflect the combined historical results of operations, financial position, comprehensive income (loss) and cash flows of the Studio Business for the periods presented as historically managed within Lionsgate through the use of a management approach in identifying the Studio Business’s operations. In using the management approach, considerations over how the business operates were utilized to identify historical operations that should be presented within the carve-out financial statements. This approach was taken due to the organizational structure of certain legal entities comprising the Studio Business.

All revenues and costs as well as assets and liabilities directly associated with the business activity of the Studio Business are included in the accompanying condensed combined financial statements. Revenues and costs associated with the Studio Business are specifically identifiable in the accounting records maintained by Lionsgate and primarily represent the revenue and costs used for the determination of segment profit of the Motion Picture and Television Production segments of Lionsgate. In addition, the Studio Business costs include an allocation of corporate general and administrative expense (inclusive of share-based compensation) which has been allocated to the Studio Business as further discussed below. Other costs excluded from the Motion Picture and Television Production segment profit but relating to the Studio Business are generally specifically identifiable as costs of the Studio Business in the accounting records of Lionsgate and are included in the accompanying combined financial statements.

Lionsgate utilizes a centralized approach to cash management. Cash generated by the Studio Business is managed by Lionsgate’s centralized treasury function and cash is routinely transferred to the Company or to the Starz Business to fund operating activities when needed. Cash and cash equivalents of the Studio Business are reflected in the combined balance sheets. Payables to and receivables from Lionsgate, primarily related to the Starz Business, are often settled through movement to the intercompany accounts between Lionsgate, the Starz Business and the Studio Business. Other than certain specific balances related to unsettled payables or receivables, the intercompany balances between the Studio Business and Lionsgate have been accounted for as parent net investment. See Note 18 for further details.

The Studio Business is the primary borrower of certain indebtedness (the revolving credit facility, term loan A, and term loan B, together referred to as the “Senior Credit Facilities”) of Lionsgate. The Senior Credit Facilities are generally used as a method of financing Lionsgate’s operations in totality and are not specifically identifiable to the Studio Business or the Starz Business. It is not practical to determine what the capital structure would have been historically for the Studio Business or the Starz Business as standalone companies. A portion of Lionsgate’s corporate debt, Lionsgate’s 5.500% senior notes due April 15, 2029 (the “Senior Notes”) and related interest expense are not reflected in the Studio Business’s condensed combined financial statements. The Studio Business remains a guarantor under the Senior Notes indenture agreement. See Note 6 for further details.

Additional indebtedness directly related to the Studio Business, including production loans, borrowing under the Production Tax Credit and IP Credit Facility, Backlog Facility (each as defined below) and other obligations, are reflected in the Studio Business’s condensed combined financial statements. See Note 7 for further details.

Lionsgate’s corporate general and administrative functions and costs have historically provided oversight over both the Starz Business and the Studio Business. These functions and costs include, but are not limited to, salaries and wages for certain executives and other corporate officers related to executive oversight, investor relations costs, costs for the maintenance of corporate facilities, and other common administrative support functions, including corporate accounting, finance and financial reporting, audit and tax costs, corporate and other legal support functions, and certain information technology and human resources expense. Accordingly, the condensed combined financial statements of the Studio Business include allocations of certain general and administrative expenses (inclusive of share-based compensation) from Lionsgate related to these corporate and shared service functions historically provided by Lionsgate. These expenses have been allocated to the Company on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis of consolidated Lionsgate revenue, payroll expense or other measures considered to be a reasonable reflection of the historical utilization levels of these services. Accordingly, the Studio Business financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated entity, and may not be indicative of the expenses that the Company will incur in the future.

The Company also pays certain costs on behalf of the Starz Business such as certain rent expense, employee benefits, insurance and other administrative operating costs which are reflected as expenses of the Starz Business. The Starz Business also pays certain costs on behalf of the Company such as legal expenses, software development costs and severance which are reflected as expenses of the Studio Business. The settlement of reimbursable expenses between the Studio Business and the Starz Business have been accounted for as parent net investment. See Note 18 for further detail of parent net investment included in these condensed combined financial statements.

Management believes the assumptions underlying these condensed combined financial statements, including the assumptions regarding the allocation of general and administrative expenses from Lionsgate to the Studio Business, are reasonable. However, the allocations may not include all of the actual expenses that would have been incurred by the Studio Business and may not reflect its combined results of operations, financial position and cash flows had it been a standalone company during the periods presented. It is not practicable to estimate actual costs that would have been incurred had the Studio Business been a standalone company and operated as an unaffiliated entity during the periods presented. Actual costs that might have been incurred had the Studio Business been a standalone company would depend on a number of factors, including the organizational structure, what corporate functions the Studio Business might have performed directly or outsourced, and strategic decisions the Company might have made in areas such as executive management, legal and other professional services, and certain corporate overhead functions. See Note 18 for further detail of the allocations included in these condensed combined financial statements.

The unaudited condensed combined financial statements have been prepared in accordance with U.S. GAAP for interim financial information and accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of the Company’s management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been reflected in these unaudited condensed combined financial statements. Operating results for the nine months ended December 31, 2023 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2024. The balance sheet at March 31, 2023 has been derived from the audited combined financial statements at that date, but does not include all the information and footnotes required by U.S. GAAP for complete financial statements. The accompanying unaudited condensed combined financial statements should be read together with the combined financial statements and related notes included in the audited combined financial statements for the fiscal year ended March 31, 2023.

Principles of Consolidation

The accompanying unaudited condensed combined financial statements of the Company have been derived from the consolidated financial statements and accounting records of Lionsgate and reflect certain allocations from Lionsgate as further discussed above.

All significant intercompany balances and transactions within the Company have been eliminated in these condensed combined financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. The most significant estimates made by management in the preparation of the financial statements relate to ultimate revenue and costs used for the amortization of investment in films and television programs; estimates related to the revenue recognition of sales or usage-based royalties; fair value of equity-based compensation; the allocations of costs to the Company for certain corporate and shared service functions in preparing the condensed combined financial statements on a carve-out basis; fair value of assets and liabilities for allocation of the purchase price of companies acquired; income taxes including the assessment of valuation allowances for deferred tax assets; accruals for contingent liabilities; and impairment assessments for investment in films and television programs, property and equipment, equity investments and goodwill. Actual results could differ from such estimates.

Recent Accounting Pronouncements

Segment Reporting: In November 2023, the Financial Accounting Standards Board (“FASB”) issued guidance which expands public entities’ segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss, an amount and description of its composition for other segment items, and interim disclosures of a reportable segment’s profit or loss and assets. This guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, and therefore will be effective beginning with the Company’s financial statements issued for the fiscal year ending March 31, 2025 and subsequent interim periods, with early adoption permitted. The Company is currently evaluating the impact of adopting this guidance on its combined financial statements and disclosures.

Income Taxes: In December 2023, the FASB issued guidance which expands income tax disclosures by requiring public business entities, on an annual basis, to disclose specific categories in the rate reconciliation and provide additional information for reconciling items that meet a quantitative threshold. Additionally, this guidance requires all entities disaggregate disclosures on the amount of income taxes paid (net of refunds received), income or loss from continuing operations before income tax expense (or benefit) and income tax expense (or benefit) from continuing operations. This guidance is effective for fiscal years beginning after December 15, 2024, and therefore will be effective beginning with the Company’s annual audited combined financial statements for the fiscal year ending March 31, 2026 with early adoption permitted. The Company is currently evaluating the impact of adopting this guidance on its combined financial statements and disclosures.

2. Acquisitions

eOne Acquisition

On December 27, 2023, Lionsgate and its subsidiaries, Lions Gate Entertainment Inc., a Delaware corporation (“LGEI”), and Lions Gate International Motion Pictures S.à.r.l., a Luxembourg société à responsabilité limitée (“LGIMP” and, with the Company and LGEI, collectively the “Buyers”), completed the previously announced acquisition of all of the issued and outstanding equity interests of the companies constituting the Entertainment One television and film (“eOne”) business from Hasbro, Inc., a Rhode Island corporation (“Hasbro”), pursuant to that certain Equity Purchase Agreement (the “Purchase Agreement”) dated August 3, 2023. The aggregate cash purchase price was approximately $375.0 million, subject to certain purchase price adjustments, including for cash, debt, and working capital. Upon closing, the Company paid $331.0 million, net of cash acquired of $54.1 million, which reflects the purchase price of $375.0 million adjusted for estimated cash, debt, transaction costs and working capital. The preliminary purchase price is subject to further adjustments based on the final determination of the purchase price adjustments. The acquisition of eOne, a film and television production and distribution company, builds the Company’s film and television library, strengthens the Company’s scripted and unscripted television business, and continues to expand the Company’s presence in Canada and the U.K.

The acquisition was accounted for under the acquisition method of accounting, with the financial results of eOne included in the Company’s combined results from December 27, 2023. There was no material revenue or net income from eOne for the period from December 27, 2023 through December 31, 2023. The Company incurred approximately $8.8 million of acquisition-related costs that were expensed in restructuring and other during the nine months ended December 31, 2023.

Allocation of Purchase Consideration. The Company has made a preliminary estimate of the allocation of the preliminary purchase price of eOne to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair value. The Company is still evaluating the fair value of film and television programs and libraries, projects in development, intangible assets, and income taxes, in addition to ensuring all other assets and liabilities and contingencies have been identified and recorded. The Company has estimated the preliminary fair value of assets acquired and liabilities assumed based on information currently available and will continue to adjust those estimates as additional information pertaining to events or circumstances present at December 27, 2023 becomes available and final appraisals and analysis are completed. The Company has also conducted an initial review of, and is in the process of continuing to evaluate, the accounting policies and practices of eOne, to determine if differences in accounting policies and practices require reclassifications to conform to the Company’s accounting policies and practices. As a result of that review, the Company may identify additional differences between the accounting policies and practices of the companies that, when conformed, could have a material impact on the combined financial statements of the Company. The Company will reflect measurement period adjustments, in the period in which the adjustments occur, and the Company will finalize its accounting for the acquisition within one year from December 27, 2023. A change in the fair value of the net assets may change the amount of the purchase price allocable to goodwill. If the final fair value estimates and tax adjustments related to the net assets acquired decrease from their preliminary estimates, the amount of goodwill will increase and if the final fair value estimates and tax adjustments related to the net assets acquired increase from their preliminary estimates, the amount of goodwill will decrease and may result in a gain on purchase. In addition, the final fair value estimates related to the net assets acquired could impact the amount of amortization expense recorded associated with amounts allocated to film and television programs and other intangible assets. The preliminary goodwill recorded was not significant and is reflected in the table below. The goodwill will not be amortized for financial reporting purposes, and will not be deductible for federal tax purposes. The fair value measurements were primarily based on significant inputs that are not observable in the market, such as discounted cash flow (DCF) analyses, and thus represent Level 3 fair value measurements.

The preliminary allocation of the purchase price to the assets acquired and liabilities assumed, and a reconciliation to total consideration transferred is presented in the table below:

(Amounts in millions)
Cash and cash equivalents	$54.1
Accounts receivable	287.6
Investment in films and television programs	367.9
Property and equipment	14.0
Intangible assets	4.0
Other assets(1)	205.0
Accounts payable and accrued liabilities	(72.0)
Content related payable	(37.3)
Participations and residuals(1)	(203.7)
Film related obligations(1)	(105.8)
Other liabilities and deferred revenue (1)	(134.5)

Preliminary fair value of net assets acquired	379.3
Goodwill	5.8

Preliminary purchase price consideration	$385.1

(1) Includes current and non-current amounts.

Investment in films and television programs includes the preliminary fair value of completed films and television programs which have been produced by eOne or for which eOne has acquired distribution rights, as well as the preliminary fair value of films and television programs in production, pre-production and development. For investment in films and television programs, the fair value was preliminarily estimated based on forecasted cash flows discounted to present value at a rate commensurate with the risk of the assets. Titles that were released less than three years prior to the acquisition date (December 27, 2023) were valued individually and will be amortized using the individual film forecast method, based on the ratio of current period revenues to management’s estimated remaining total gross revenues to be earned (“ultimate revenue”). Titles released more than three years prior to the acquisition date were valued as part of a library and will be amortized on a straight-line basis over the estimated useful life of 5 years to 10 years.

The intangible assets acquired include trade names with a weighted average estimated useful life of 5 years. The fair value of the trade names was preliminarily estimated based on the present value of the hypothetical cost savings that could be realized by the owner of the trade names as a result of not having to pay a stream of royalty payments to another party. These cost savings were calculated based on a DCF analysis of the hypothetical royalty payment that a licensee would be required to pay in exchange for use of the trade names, reduced by the tax effect realized by the licensee on the royalty payments.

Other preliminary fair value adjustments were made to property and equipment and right-of-use lease assets to reflect the fair value of certain assets upon acquisition.

Deferred taxes were preliminarily adjusted to record the deferred tax impact of acquisition accounting adjustments primarily related to amounts allocated to film and television programs, other intangible assets, and certain property and equipment, right-of-use lease assets, and other liabilities.

The fair value of eOne’s cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, participations and residuals, film related obligations and other liabilities were estimated to approximate their book values.

Pro Forma Statement of Operations Information. The following unaudited pro forma condensed combined statement of operations information presented below illustrate the results of operations of the Company as if the acquisition of eOne as described above occurred on April 1, 2022. The unaudited pro forma condensed combined financial information is presented for informational purposes and is not indicative of the results of operations that would have been achieved if the acquisition had occurred on April 1, 2022, nor is it indicative of future results. The statement of operations information below includes (i) the statement of operations of eOne for the nine months ended October 1, 2023 combined with the Company’s statement of operations for the nine months ended December 31, 2023, and (ii) the statement of operations of eOne for the nine months ended September 25, 2022 combined with the Company’s statement of operations for the nine months ended December 31, 2022.

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Revenues	$2,525.6	$2,778.4
Net income (loss) attributable Parent	$(323.7)	$60.4

The unaudited pro forma condensed combined financial information includes, where applicable, adjustments for (i) reductions in amortization expense from the fair value adjustments to investment in films and television programs, (ii) reduction in amortization expense related to acquired intangible assets, (iii) reduction in depreciation expense from the fair value of property and equipment, (iv) transaction costs and other one-time non-recurring costs (v) increase in interest expense resulting from financing the acquisition with borrowings under the Company’s revolving credit facility, (vi) elimination of intercompany activity between eOne and the Company, and (vii) associated tax-related impacts of adjustments. These pro forma adjustments are based on available information as of the date hereof and upon assumptions that the Company believes are reasonable to reflect the impact of the acquisition of eOne on the Company’s historical financial information on a supplemental pro forma basis. The unaudited pro forma condensed combined statement of operations information does not include adjustments related to integration activities, operating efficiencies or cost savings. In addition, the unaudited pro forma condensed combined financial information for the nine months ended December 31, 2023 includes an impairment of goodwill and trade name of $296.2 million which was reflected in the statement of operations of eOne for the nine months ended October 1, 2023.

Business Combination Agreement

On December 22, 2023, Lionsgate entered into a business combination agreement (the “Business Combination Agreement”), with Screaming Eagle Acquisition Corp., a Cayman Islands exempted company

(“Screaming Eagle”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle (“New SEAC”), SEAC MergerCo, a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of Screaming Eagle, LG Sirius Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of Lionsgate and LG Orion Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of Lionsgate (“StudioCo”). Pursuant to the terms and conditions of the Business Combination Agreement, the Studio Business will be combined with Screaming Eagle through a series of transactions, including an amalgamation of StudioCo and New SEAC under a Canadian plan of arrangement (the “Business Combination”). Upon consummation of the Business Combination, approximately 87.3% of the total shares of the Studio Business are expected to continue to be held by Lionsgate, while Screaming Eagle public shareholders and founders and common equity financing investors are expected to own an aggregate of approximately 12.7% of the combined company. In addition to establishing the Studio Business as a standalone publicly-traded entity, the transaction is expected to deliver approximately $350.0 million of gross proceeds to the Company, including $175.0 million in private investments in public equities (“PIPE”) financing. The transaction is subject to certain closing conditions, including regulatory approvals and approval from the shareholders and public warrant holders of Screaming Eagle, and is expected to close in the spring of 2024. The closing of the transaction is also subject to the gross proceeds to the Company being equal to a minimum of $350.0 million.

Harry E. Sloan, a member of Lionsgate’s Board of Directors, is also the Chairman of Screaming Eagle, and owns, directly or indirectly, a material interest in Eagle Equity Partners V, LLC, a Delaware limited liability company, the Screaming Eagle sponsor. Mr. Sloan recused himself from the decisions to approve the Business Combination made by both the board of directors of Screaming Eagle and Lionsgate.

The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Screaming Eagle will be treated as the acquired company and the Studio Business will be treated as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of New SEAC will represent a continuation of the financial statements of the Studio Business, with the Business Combination treated as the equivalent of the Studio Business issuing stock for the historical net assets of Screaming Eagle, accompanied by a recapitalization. The net assets of Screaming Eagle will be stated at fair value, which approximates historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the Studio Business.

3. Investment in Films and Television Programs

The predominant monetization strategy for all of the Company’s investments in films and television programs is on an individual film basis. Total investment in films and television programs is as follows:

	December 31, 2023	March 31, 2023
	(Amounts in millions)
Investment in Films and Television Programs:
Released, net of accumulated amortization	$987.8	$779.9
Completed and not released	296.1	289.8
In progress	561.4	649.1
In development	62.9	67.9

Investment in films and television programs, net	$1,908.2	$1,786.7

At December 31, 2023, acquired film and television libraries have remaining unamortized costs of $233.5 million, which are monetized individually and are being amortized on a straight line basis or the individual-film-forecast method over a weighted-average remaining period of approximately 13.0 years (March 31, 2023—unamortized costs of $132.8 million).

Amortization of investment in film and television programs is $948.1 million and $1,295.6 million for the nine months ended December 31, 2023 and 2022, respectively, and was included in direct operating expense in the combined statements of operations.

Impairments: Investment in films and television programs includes write-downs to fair value, which are included in direct operating expense on the combined statements of operations, and represented the following amounts by segment for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Impairments by segment:
Motion Picture	$27.5	$1.1
Television Production	6.6	4.7

	$34.1	$5.8

4. Investments

The Company’s investments consisted of the following:

	December 31, 2023	March 31, 2023
	(Amounts in millions)
Investments in equity method investees	$67.1	$63.1
Other investments	4.4	1.6

	$71.5	$64.7

Equity Method Investments:

The Company has investments in various equity method investees with ownership percentages ranging from approximately 6% to 49%. These investments include:

Spyglass. Spyglass is a global premium content company, focused on developing, producing, financing and acquiring motion pictures and television programming across all platforms for worldwide audiences.

STARZPLAY Arabia. STARZPLAY Arabia (Playco Holdings Limited) offers a STARZ-branded online subscription video-on-demand service in the Middle East and North Africa. On October 17, 2022, the Company sold a portion of its ownership interest in STARZPLAY Arabia and received net proceeds of $43.4 million, and the Company recorded a gain of $43.4 million on the sale which is included in gain (loss) on investments in the Company’s unaudited condensed combined statement of operations for the nine months ended December 31, 2022. Subsequent to the transaction, the Company continues to hold a minority ownership interest in STARZPLAY Arabia.

Roadside Attractions. Roadside Attractions is an independent theatrical distribution company.

Pantelion Films. Pantelion Films is a joint venture with Videocine, an affiliate of Televisa, which produces, acquires and distributes a slate of English and Spanish language feature films that target Hispanic moviegoers in the U.S.

Atom Tickets. Atom Tickets is the first-of-its-kind theatrical mobile ticketing platform and app.

42. 42 is a fully integrated management and production company, producing film, television and content, representing actors, writers, directors, comedians, presenters, producers, casting directors and media book rights, with offices in London and Los Angeles.

Other. In addition to the equity method investments discussed above, the Company holds ownership interests in other immaterial equity method investees.

5. Goodwill

Changes in the carrying value of goodwill by reporting segment were as follows:

	Motion Picture	Television Production	Total
	(Amounts in millions)
Balance as of March 31, 2023	$393.7	$401.9	$795.6
Acquisition of eOne (see Note 2)	1.0	4.8	5.8

Balance as of December 31, 2023	$394.7	$406.7	$801.4

6. Debt

Total debt of the Company, excluding film related obligations, was as follows:

	December 31, 2023	March 31, 2023
	(Amounts in millions)
Senior Credit Facilities:
Revolving Credit Facility	$375.0	$—
Term Loan A	407.1	428.2
Term Loan B	822.3	831.7

Total corporate debt	1,604.4	1,259.9
Unamortized debt issuance costs	(11.7)	(16.3)

Total debt, net	1,592.7	1,243.6
Less current portion	(50.3)	(41.4)

Non-current portion of debt	$1,542.4	$1,202.2

Senior Credit Facilities (Revolving Credit Facility, Term Loan A and Term Loan B)

Revolving Credit Facility Availability of Funds & Commitment Fee. The Revolving Credit Facility provides for borrowings and letters of credit up to an aggregate of $1.25 billion, and at December 31, 2023 there was $875.0 million available. However, borrowing levels are subject to certain financial covenants as discussed below. There were no letters of credit outstanding at December 31, 2023. The Company is required to pay a quarterly commitment fee on the Revolving Credit Facility of 0.250% to 0.375% per annum, depending on the achievement of certain leverage ratios, as defined in the credit and guarantee agreement dated December 8, 2016, as amended (the “Credit Agreement”), on the total Revolving Credit Facility of $1.25 billion less the amount drawn.

Maturity Date:

•

Revolving Credit Facility & Term Loan A: April 6, 2026. The outstanding amounts may become due on December 23, 2024 (i.e., 91 days prior to March 24, 2025) prior to its maturity on April 6, 2026 in the event that the aggregate principal amount of outstanding Term Loan B in excess of $250 million has not been repaid, refinanced or extended to have a maturity date on or after July 6, 2026. The Company expects to refinance and extend the maturity date of the Term Loan B prior to December 23, 2024 such that the maturity of the revolving credit facility and Term Loan A are not accelerated.

•	Term Loan B: March 24, 2025.

Interest: In June 2023, the Company amended its Credit Agreement to replace the benchmark interest rate, U.S. dollar LIBOR, with the Secured Overnight Financing Rate (“SOFR”), due to the discontinuance of LIBOR, as further described below.

•

Revolving Credit Facility & Term Loan A: As amended on June 14, 2023, the Revolving Credit Facility and term loan A facility due April 2026 (the “Term Loan A”) bear interest at a rate per annum equal to SOFR plus 0.10% plus 1.75% margin (or an alternative base rate plus 0.75%), with a SOFR floor of zero (prior to the amendment, bore interest at LIBOR plus 1.75% margin, with a LIBOR floor of zero). The margin is subject to potential increases of up to 50 basis points (two (2) increases of 25 basis points each) upon certain increases to net first lien leverage ratios, as defined in the Credit Agreement (effective interest rate of 7.20% as of December 31, 2023, before the impact of interest rate swaps, see Note 16 for interest rate swaps).

•

Term Loan B: As amended on June 14, 2023, the term loan B facility due March 2025 (the “Term Loan B”) bears interest at a rate per annum equal to SOFR plus 0.10% plus 2.25% margin, with a SOFR floor of zero (or an alternative base rate plus 1.25% margin) (prior to the amendment, bore interest at LIBOR plus 2.25% margin with a LIBOR floor of zero) (effective interest rate of 7.70% as of December 31, 2023, before the impact of interest rate swaps).

Required Principal Payments:

•

Term Loan A: Quarterly principal payments, at quarterly rates of 1.25% beginning September 30, 2022, 1.75% beginning September 30, 2023, and 2.50% beginning September 30, 2024 through March 31, 2026, with the balance payable at maturity.

•	Term Loan B: Quarterly principal payments at a quarterly rate of 0.25%, with the balance payable at maturity.

The Term Loan A and Term Loan B also require mandatory prepayments in connection with certain asset sales, subject to certain significant exceptions, and the Term Loan B is subject to additional mandatory repayment from specified percentages of excess cash flow, as defined in the Credit Agreement.

Optional Prepayment:

•	Revolving Credit Facility, Term Loan A & Term Loan B: The Company may voluntarily prepay the Revolving Credit Facility, Term Loan A and Term Loan B at any time without premium or penalty.

Security. The Senior Credit Facilities are guaranteed by the guarantors named in the Credit Agreement (including entities of Lionsgate that are not part of the Company) and are secured by a security interest in substantially all of the assets of Lionsgate and the Guarantors (as defined in the Credit Agreement), subject to certain exceptions.

Covenants. The Senior Credit Facilities contain representations and warranties, events of default and affirmative and negative covenants that are customary for similar financings and which include, among other things and subject to certain significant exceptions, restrictions on the ability to declare or pay dividends, create liens, incur additional indebtedness, make investments, dispose of assets and merge or consolidate with any other person. In addition, a net first lien leverage maintenance covenant and an interest coverage ratio maintenance covenant apply to the Revolving Credit Facility and the Term Loan A and are tested quarterly. As of December 31, 2023, Lionsgate was in compliance with all applicable covenants.

Change in Control. The Company may also be subject to an event of default upon a change in control (as defined in the Credit Agreement) which, among other things, includes a person or group acquiring ownership or control in excess of 50% of existing Lionsgate common stock.

Lionsgate Senior Notes:

As discussed in Note 1, the Senior Notes of Lionsgate are not reflected in the Studio Business condensed combined financial statements. The Studio Business remains a guarantor under the Senior Notes indenture agreement. The outstanding principal balance of the Senior Notes was $715.0 million and $800.0 million at December 31, 2023 and March 31, 2023, respectively, with a maturity date of April 15, 2029. The Studio Business guarantee would be applicable if an event of default were to occur by Lionsgate. As of December 31, 2023, Lionsgate was in compliance with all applicable covenants with respect to the Senior Notes and no events of default had occurred.

Debt Transactions:

Term Loan A Prepayment. In April 2022, the Company voluntarily prepaid the entire outstanding principal amount of the Term Loan A due March 22, 2023 of $193.6 million, together with accrued and unpaid interest.

Loss on Extinguishment of Debt:

During the nine months ended December 31, 2022, the Company recorded a loss on extinguishment of debt related to the transaction described above of $1.3 million. The Company did not incur a loss on extinguishment of debt during the nine months ended December 31, 2023.

7. Film Related Obligations

	December 31, 2023	March 31, 2023
	(Amounts in millions)
Film related obligations:
Production Loans	$1,279.2	$1,349.9
Production Tax Credit Facility	250.0	231.8
Backlog Facility and Other	175.0	226.0
IP Credit Facility	117.3	143.8

Total film related obligations	1,821.5	1,951.5
Unamortized debt issuance costs	(8.9)	(11.4)

Total film related obligations, net	1,812.6	1,940.1
Less current portion	(1,258.2)	(923.7)

Total non-current film related obligations	$554.4	$1,016.4

Production Loans. Production loans represent individual and multi-title loans for the production of film and television programs that the Company produces. The majority of the Company’s production loans have contractual repayment dates either at or near the expected completion or release dates, with the exception of certain loans containing repayment dates on a longer term basis, and incur primarily SOFR based interest at a weighted average rate of 6.91% (before the impact of interest rate swaps, see Note 16 for further information on interest rate swaps). Production loans amounting to $1,109.2 million are secured by collateral which consists of the underlying rights related to the intellectual property (i.e. film or television show), and $170.0 million are unsecured.

Production Tax Credit Facility. In January 2021, as amended in December 2023, the Company entered into a non-recourse senior secured revolving credit facility (the “Production Tax Credit Facility”) based on and secured by collateral consisting solely of certain of the Company’s tax credit receivables.

The maximum principal amount of the Production Tax Credit Facility is $250.0 million, subject to the amount of collateral available, which is based on specified percentages of amounts payable to the Company by governmental authorities pursuant to the tax incentive laws of certain eligible jurisdictions that arise from the production or exploitation of motion pictures and television programming in such jurisdiction. Cash collections from the underlying collateral (tax credit receivables) are used to repay the Production Tax Credit Facility. Advances under the Production Tax Credit Facility bear interest at a rate equal to SOFR plus 0.10% to 0.25% depending on the SOFR term (i.e., one, three or six months), plus 1.50% per annum or the base rate plus 0.50% per annum (effective interest rate of 6.95% at December 31, 2023). The Production Tax Credit Facility matures on January 27, 2025. As of December 31, 2023, there were no amounts available under the Production Tax Credit Facility.

IP Credit Facility. In July 2021, as amended in September 2022, certain subsidiaries of the Company entered into a senior secured amortizing term credit facility (the “IP Credit Facility”) based on and secured by the collateral consisting solely of certain of the Company’s rights in certain library titles. The maximum principal amount of the IP Credit Facility is $161.9 million, subject to the amount of collateral available, which is based on the valuation of cash flows from the libraries. The cash flows generated from the exploitation of the rights will be applied to repay the IP Credit Facility subject to cumulative minimum guaranteed payment amounts as set forth below:

Cumulative Period From September 29, 2022 Through:	Cumulative Minimum Guaranteed Payment Amounts	Payment Due Date
	(in millions)
September 30, 2023	$30.4	November 14, 2023
September 30, 2024	$60.7	November 14, 2024
September 30, 2025	$91.1	November 14, 2025
September 30, 2026	$121.4	November 14, 2026
July 30, 2027	$161.9	July 30, 2027

Advances under the IP Credit Facility bear interest at a rate equal to, at the Company’s option, SOFR plus 0.11% to 0.26% depending on the SOFR term (i.e., one or three months) plus 2.25% per annum (with a SOFR floor of 0.25%) or the base rate plus 1.25% per annum (effective interest rate of 7.78% at December 31, 2023). The IP Credit Facility matures on July 30, 2027.

Backlog Facility and Other:

Backlog Facility. In March 2022, as amended in August 2022, certain subsidiaries of the Company entered into a committed secured revolving credit facility (the “Backlog Facility”) based on and secured by collateral consisting solely of certain of the Company’s fixed fee or minimum guarantee contracts where cash will be received in the future. The maximum principal amount of the Backlog Facility is $175.0 million, subject to the amount of eligible collateral contributed to the facility. Advances under the Backlog Facility bear interest at a rate equal to Term SOFR plus 0.10% to 0.25% depending on the SOFR term (i.e., one, three or six months), plus an applicable margin amounting to 1.15% per annum. The applicable margin is subject to a potential increase to either 1.25% or 1.50% based on the weighted average credit quality rating of the collateral contributed to the facility (effective interest rate of 6.60% at December 31, 2023). The Backlog Facility revolving period ends on May 16, 2025, at which point cash collections from the underlying collateral is used to repay the facility. The facility maturity date is up to 2 years, 90 days after the revolving period ends, currently August 14, 2027. As of December 31, 2023, there was $175.0 million outstanding under the Backlog Facility, and there were no amounts available under the Backlog Facility (March 31, 2023—$175.0 million outstanding).

Other. The Company has previously had other loans, which are secured by contracted receivables which are not yet recognized as revenue under certain licensing agreements. Outstanding loan balances under these “other” loans must be repaid with any cash collections from the underlying collateral if and when received by the Company, and may be voluntarily repaid at any time without prepayment penalty fees. The Company’s “other” loans had no amounts outstanding as of December 31, 2023.

8. Fair Value Measurements

Fair Value

Accounting guidance and standards about fair value define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair Value Hierarchy

Fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The accounting guidance and standards establish three levels of inputs that may be used to measure fair value:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities.

•

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

The following table sets forth the assets and liabilities required to be carried at fair value on a recurring basis as of December 31, 2023 and March 31, 2023:

	December 31, 2023			March 31, 2023
	Level 1	Level 2	Total	Level 1	Level 2	Total
	(Amounts in millions)
Assets:
Forward exchange contracts (see Note 16)	$—	$—	$—	$—	$2.9	$2.9
Interest rate swaps (see Note 16)	—	34.2	34.2	—	41.1	41.1
Liabilities:
Forward exchange contracts (see Note 16)	—	(2.1)	(2.1)	—	(0.1)	(0.1)

The following table sets forth the carrying values and fair values of the Company’s outstanding debt and film related obligations at December 31, 2023 and March 31, 2023:

	December 31, 2023		March 31, 2023
	(Amounts in millions)
	Carrying Value	Fair Value(1)	Carrying Value	Fair Value(1)
		(Level 2)		(Level 2)
Term Loan A	$404.1	$403.0	$424.2	$415.4
Term Loan B	819.5	814.1	827.2	817.1
Production Loans	1,275.4	1,279.2	1,346.1	1,349.9
Production Tax Credit Facility	248.4	250.0	229.4	231.8
Backlog Facility and Other	173.9	175.0	223.7	226.0
IP Credit Facility	114.9	117.3	140.8	143.8

(1)

The Company measures the fair value of its outstanding debt and interest rate swaps using discounted cash flow techniques that use observable market inputs, such as SOFR-based yield curves, swap rates, and credit ratings (Level 2 measurements).

The Company’s financial instruments also include cash and cash equivalents, accounts receivable, accounts payable, content related payables, other accrued liabilities, other liabilities, and borrowings under the Revolving Credit Facility, if any. The carrying values of these financial instruments approximated the fair values at December 31, 2023 and March 31, 2023.

9. Noncontrolling Interests

Redeemable Noncontrolling Interests

The table below presents the reconciliation of changes in redeemable noncontrolling interests:

	Nine Months Ended December 31,

	2023	2022
	(Amounts in millions)
Beginning balance	$343.6	$321.2
Net loss attributable to redeemable noncontrolling interests	(7.3)	(7.4)
Noncontrolling interests discount accretion	—	13.4
Adjustments to redemption value	71.5	34.7
Cash distributions	(1.0)	(4.8)
Purchase of noncontrolling interest	(0.6)	—

Ending balance	$406.2	$357.1

Redeemable noncontrolling interests (included in temporary equity on the unaudited condensed combined balance sheets) primarily relate to the November 12, 2015 acquisition of a controlling interest in Pilgrim Media Group and the May 29, 2018 acquisition of a controlling interest in 3 Arts Entertainment.

3 Arts Entertainment. As of December 31, 2023, the Company had a redeemable noncontrolling interest representing 49% of 3 Arts Entertainment. The noncontrolling interest was subject to put and call options at fair value that were exercisable during the period. See below discussion of the January 2, 2024 purchase of a portion of the noncontrolling interest. The put and call options were determined to be embedded in the noncontrolling interest, and because the put rights are outside the control of the Company, the noncontrolling interest holder’s interest is presented as redeemable noncontrolling interest outside of shareholders’ equity on the Company’s condensed combined balance sheets.

The noncontrolling interest holders are employees of 3 Arts Entertainment. Pursuant to the various 3 Arts Entertainment acquisition and related agreements, a portion of the noncontrolling interest holders’ participation in the put and call proceeds is based on the noncontrolling interest holders’ performance during the period. Further, if the employment of a noncontrolling interest holder is terminated, under certain circumstances, their participation in distributions cease and the put and call value is discounted from the fair value of their equity ownership percentage. Accordingly, earned distributions are accounted for as compensation and are being expensed within general and administrative expense as incurred. Additionally, the amount of the put and call proceeds subject to the discount is accounted for as compensation, and is amortized over the vesting period within general and administrative expense and reflected as an addition to redeemable noncontrolling interest over the vesting period which ended in November 2022.

On January 2, 2024, Lionsgate closed on the acquisition of an additional 25% of 3 Arts Entertainment representing approximately half of the noncontrolling interest for approximately $194 million. In addition, Lionsgate purchased certain profit interests held by certain managers and entered into certain option rights agreements, which replaced the put and call rights discussed above by providing noncontrolling interest holders the right to sell to the Company and Lionsgate the right to purchase their remaining (24%) interest beginning in January 2027.

Pilgrim Media Group. The Company has a remaining redeemable noncontrolling interest representing 12.5% of Pilgrim Media Group. The noncontrolling interest holder has a right to put and the Company has a right to call the noncontrolling interest at fair value, subject to a cap, exercisable for thirty (30) days beginning November 12, 2024, as amended. The put and call options have been determined to be embedded in the noncontrolling interest, and because the put rights are outside the control of the Company and require partial cash settlement, the noncontrolling interest holder’s interest is presented as redeemable noncontrolling interest outside of shareholders’ equity on the Company’s condensed combined balance sheets.

Redeemable noncontrolling interests are measured at the greater of (i) the redemption amount that would be paid if settlement occurred at the balance sheet date less the amount attributed to unamortized noncontrolling interest discount if applicable, or (ii) the historical value resulting from the original acquisition date value plus or minus any earnings or loss attribution, plus the amount of amortized noncontrolling interest discount, less the amount of cash distributions that are not accounted for as compensation, if any. The amount of the redemption value in excess of the historical values of the noncontrolling interest, if any, is recognized as an increase to redeemable noncontrolling interest and a charge to parent net investment.

Other. The Company has other immaterial redeemable noncontrolling interests.

Other Noncontrolling Interests

The Company has other immaterial noncontrolling interests that are not redeemable.

10. Revenue

Revenue by Segment, Market or Product Line

The table below presents revenues by segment, market or product line for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended
	December 31,
	2023	2022
	(Amounts in millions)
Revenue by Type:
Motion Picture
Theatrical	$194.2	$28.6
Home Entertainment
Digital Media	495.3	378.5
Packaged Media	63.0	55.3

Total Home Entertainment	558.3	433.8
Television	214.5	147.0
International	255.3	166.5
Other	23.3	15.7

Total Motion Picture revenues(1)	1,245.6	791.6

Television Production
Television	554.2	973.1
International	137.7	219.4
Home Entertainment
Digital Media	113.4	205.1
Packaged Media	1.0	2.7

Total Home Entertainment	114.4	207.8
Other	54.4	68.3

Total Television Production revenues(2)	860.7	1,468.6

Total revenues	$2,106.3	$2,260.2

(1)

Total Motion Picture revenues for the nine months ended December 31, 2023 and 2022, includes $113.7 million and $30.0 million, respectively, of revenues from licensing Motion Picture segment product to the Starz Business.

(2)

Total Television Production revenues for the nine months ended December 31, 2023 and 2022, includes $308.4 million and $618.6 million, respectively, of revenues from licensing Television Production segment product to the Starz Business.

Remaining Performance Obligations

Remaining performance obligations represent deferred revenue on the balance sheet plus fixed fee or minimum guarantee contracts where the revenue will be recognized and the cash received in the future (i.e., backlog). Revenues expected to be recognized in the future related to performance obligations that are unsatisfied at December 31, 2023 are as follows:

		Year Ending March 31,
	Rest of Year Ending March 31, 2024	2025	2026	Thereafter	Total
	(Amounts in millions)
Remaining Performance Obligations	$486.2	$917.3	$431.9	$106.7	$1,942.1

The above table does not include estimates of variable consideration for transactions involving sales or usage-based royalties in exchange for licenses of intellectual property. The revenues included in the above table include all fixed fee contracts regardless of duration.

Revenues of $236.2 million, including variable and fixed fee arrangements, were recognized during the nine months ended December 31, 2023 from performance obligations satisfied prior to March 31, 2023. These revenues were primarily associated with the distribution of television and theatrical product in electronic sell-through and video-on-demand formats, and to a lesser extent, the distribution of theatrical product in the domestic and international markets related to films initially released in prior periods.

Accounts Receivable, Contract Assets and Deferred Revenue

The timing of revenue recognition, billings and cash collections affects the recognition of accounts receivable, contract assets and deferred revenue. See the unaudited condensed combined balance sheets or Note 17 for accounts receivable, contract assets and deferred revenue balances at December 31, 2023 and March 31, 2023.

Accounts Receivable. Accounts receivable are presented net of a provision for doubtful accounts. The Company estimates provisions for accounts receivable based on historical experience for the respective risk categories and current and future expected economic conditions. To assess collectability, the Company analyzes market trends, economic conditions, the aging of receivables and customer specific risks, and records a provision for estimated credit losses expected over the lifetime of the receivables in direct operating expense.

The Company performs ongoing credit evaluations and monitors its credit exposure through active review of customers’ financial condition, aging of receivable balances, historical collection trends, and expectations about relevant future events that may significantly affect collectability. The Company generally does not require collateral for its trade accounts receivable.

Changes in the provision for doubtful accounts consisted of the following:

	March 31, 2023	(Benefit) provision for doubtful accounts	Other (1)	Uncollectible accounts written-off(2)	December 31, 2023
	(Amounts in millions)
Provision for doubtful accounts	$8.7	$0.3	$1.3	$(3.3)	$7.0

(1)	Represents the provision for doubtful accounts acquired in the acquisition of eOne (see Note 2).
(2)	Represents primarily accounts receivable previously reserved for bad debt from customers in Russia, related to Russia’s invasion of Ukraine.

Contract Assets. Contract assets relate to the Company’s conditional right to consideration for completed performance under the contract. Amounts relate primarily to contractual payment holdbacks in cases in which the Company is required to deliver additional episodes or seasons of television content in order to receive payment, complete certain administrative activities, such as guild filings, or allow the Company’s customers’ audit rights to expire.

Deferred Revenue. Deferred revenue relates primarily to customer cash advances or deposits received prior to when the Company satisfies the corresponding performance obligation. Revenues of $103.0 million were recognized during the nine months ended December 31, 2023, related to the balance of deferred revenue at March 31, 2023.

11. Share-Based Compensation

The Company recognized the following share-based compensation expense during the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Compensation Expense:
Stock options	$1.4	$1.4
Restricted share units and other share-based compensation	32.6	21.6
Share appreciation rights	0.2	0.1

Total Studio employee share-based compensation expense	34.2	23.1
Corporate allocation of share-based compensation	12.1	17.0

	$46.3	$40.1
Impact of accelerated vesting on equity awards(1)	7.3	2.1

Total share-based compensation expense	$53.6	$42.2

(1)	Represents the impact of the acceleration of vesting schedules for equity awards pursuant to certain severance arrangements.

Share-based compensation expense, by expense category, consisted of the following:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Share-Based Compensation Expense:
General and administration	$46.3	$40.1
Restructuring and other	7.3	2.1

	$53.6	$42.2

The following table sets forth the stock option, share appreciation rights (“SARs”), restricted stock and restricted share unit activity on grants related directly to the Company employees and Lionsgate corporate and shared service employees during the nine months ended December 31, 2023:

	Stock Options and SARs					Restricted Stock and Restricted Share Units
	Lions Gate Class A Voting Shares			Lions Gate Class B Non-Voting Shares		Lions Gate Class A Voting Shares			Lions Gate Class B Non-Voting Shares
	Number of Shares		Weighted- Average Exercise Price	Number of Shares	Weighted- Average Exercise Price	Number of Shares		Weighted- Average Grant- Date Fair Value	Number of Shares	Weighted- Average Grant-Date Fair Value
	(Number of shares in millions)
Outstanding at March 31, 2023	4.3		$26.35	19.0	$15.50	—	(1)	$10.95	10.8	$9.90
Granted	—		—	0.3	$8.88	0.1		$8.87	6.2	$8.20
Options exercised or restricted stock or RSUs vested	—	(1)	$7.70	(0.1)	$7.11	—	(1)	$10.89	(6.9)	$9.33
Forfeited or expired	(1.9)		$30.81	(2.1)	$27.72	—		—	(0.3)	$8.72

Outstanding at December 31, 2023	2.4		$22.96	17.1	$13.92	0.1		$9.27	9.8	$8.69

(1)	Represents less than 0.1 million shares.

12. Income Taxes

For purposes of the condensed combined financial statements, income taxes have been calculated as if the Company files income tax returns on a standalone basis. The Company’s U.S. operations and certain of its non-U.S. operations historically have been included in the income tax returns of Lionsgate or its subsidiaries that may not be part of the Company. The Company believes the assumptions supporting its allocation and presentation of income taxes on a separate return basis are reasonable. However, the Company’s tax results, as presented in the condensed combined financial statements, may not be reflective of the results that the Company expects to generate in the future.

The income tax provision for the nine months ended December 31, 2023 and 2022 is calculated by estimating the Company’s annual effective tax rate (estimated annual tax provision divided by estimated annual income before income taxes), and then applying the effective tax rate to income (loss) before income taxes for the period, plus or minus the tax effects of items that relate discretely to the period, if any.

The Company’s income tax provision differs from the federal statutory rate multiplied by pre-tax income (loss) due to the mix of the Company’s pre-tax income (loss) generated across the various jurisdictions in which the Company operates, changes in the valuation allowance against the Company’s deferred tax assets, and certain minimum taxes and foreign withholding taxes. The Company’s income tax provision for the nine months ended December 31, 2023 was also impacted by charges for interest on uncertain tax benefits. The Company acquired all of the issued and outstanding equity interests of eOne on December 27, 2023 and is evaluating the tax impact on the preliminary purchase price allocation (see Note 2).

The Company’s income tax provision can be affected by many factors, including the overall level of pre-tax income, the mix of pre-tax income generated across the various jurisdictions in which the Company operates, changes in tax laws and regulations in those jurisdictions, changes in uncertain tax positions, changes in valuation allowances on its deferred tax assets, tax planning strategies available to the Company, and other discrete items.

13. Restructuring and Other

Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. During the nine months ended December 31, 2023 and 2022, the Company also incurred certain other unusual charges or benefits, which are included in direct operating expense in the condensed combined statements of operations and are described below. The following table sets forth restructuring and other and these other unusual charges or benefits and the statement of operations line items they are included in for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Restructuring and other:
Other impairments(1)	$—	$5.9
Severance(2)
Cash	24.3	9.2
Accelerated vesting on equity awards (see Note 11)	7.3	2.1

Total severance costs	31.6	11.3
COVID-19 related charges included in restructuring and other	—	0.1
Transaction and other costs(3)	29.9	3.3

Total Restructuring and Other	61.5	20.6
Other unusual charges not included in restructuring and other or the Company’s operating segments:
Content charges included in direct operating expense(4)	1.1	7.7
COVID-19 related charges (benefit) included in direct operating expense(5)	(0.5)	(6.2)

Total restructuring and other and other unusual charges not included in restructuring and other	$62.1	$22.1

(1)

Amounts in the nine months ended December 31, 2022 include an impairment of an operating lease right-of-use asset related to the Studio Business and corporate facilities amounting to $5.8 million associated with a portion of a facility lease that will no longer be utilized by the Company. The impairment reflects a decline in market conditions since the inception of the lease impacting potential sublease opportunities, and represents the difference between the estimated fair value, which was determined based on the expected discounted future cash flows of the lease asset, and the carrying value.

(2)

Severance costs were primarily related to restructuring activities and other cost-saving initiatives. In the nine months ended December 31, 2023, amounts were due to restructuring activities including integration of the acquisition of eOne, and our Motion Picture and Television Production segments.

(3)

Transaction and other costs in the nine months ended December 31, 2023 includes approximately $16.6 million of a loss associated with a theft at a production of a 51% owned consolidated entity. The Company expects to recover a portion of this amount under its insurance coverage and from the noncontrolling interest holders of this entity. In addition, amounts in the nine months ended December 31, 2023 and 2022 reflect transaction, integration and legal costs associated with certain strategic transactions, and restructuring activities and also include costs and benefits associated with certain legal matters.

(4)

In the nine months ended December 31, 2022, the amounts represent development costs written off as a result of changes in strategy across the Company’s theatrical slate in connection with certain management changes and changes in the theatrical marketplace in the Motion Picture segment. These charges are excluded from segment results and included in amortization of investment in film and television programs in direct operating expense on the combined statements of operations.

(5)

Amounts include incremental costs, if any, incurred due to circumstances associated with the COVID-19 global pandemic, net of insurance recoveries of $0.6 million in the nine months ended December 31, 2023 (nine months ended December 31, 2022—insurance recoveries of $6.9 million). In the nine months ended December 31, 2023 and 2022, insurance and bad debt recoveries exceeded the incremental costs expensed in the period, resulting in a net benefit included in direct operating expense. The Company is in the process of seeking additional insurance recovery for some of these costs. The ultimate amount of insurance recovery cannot be estimated at this time.

Changes in the restructuring and other severance liability were as follows for the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Severance liability
Beginning balance	$3.7	$0.8
Accruals	24.3	9.2
Severance payments	(5.4)	(3.7)

Ending balance(1)	$22.6	$6.3

(1)	As of December 31, 2023, the remaining severance liability of approximately $22.6 million is expected to be paid in the next 12 months.

14. Segment Information

The Company’s reportable segments have been determined based on the distinct nature of their operations, the Company’s internal management structure, and the financial information that is evaluated regularly by the Company’s chief operating decision maker.

The Company has two reportable business segments: (1) Motion Picture and (2) Television Production.

Motion Picture. Motion Picture consists of the development and production of feature films, acquisition of North American and worldwide distribution rights, North American theatrical, home entertainment and television distribution of feature films produced and acquired, and worldwide licensing of distribution rights to feature films produced and acquired.

Television Production. Television Production consists of the development, production and worldwide distribution of television productions including television series, television movies and mini-series, and non-fiction programming. Television Production includes the licensing of Starz original series productions to the Starz Business, and the ancillary market distribution of Starz original productions and licensed product. Additionally, the Television Production segment includes the results of operations of 3 Arts Entertainment.

Segment information is presented in the table below:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Segment revenues
Motion Picture	$1,245.6	$791.6
Television Production	860.7	1,468.6

Total revenue	$2,106.3	$2,260.2

Gross contribution
Motion Picture	$320.3	$248.9
Television Production	134.6	136.6

Total gross contribution	454.9	385.5
Segment general and administration
Motion Picture	83.2	66.2
Television Production	40.5	32.0

Total segment general and administration	123.7	98.2
Segment profit
Motion Picture	237.1	182.7
Television Production	94.1	104.6

Total segment profit	$331.2	$287.3

The Company’s primary measure of segment performance is segment profit. Segment profit is defined as gross contribution (revenues, less direct operating and distribution and marketing expense) less segment general and administration expenses. Segment profit excludes, when applicable, corporate and allocated general and administrative expense, restructuring and other costs, share-based compensation, certain content charges as a result of changes in management and/or content strategy, certain charges related to the COVID-19 global pandemic, charges related to Russia’s invasion of Ukraine, and purchase accounting and related adjustments. The Company believes the presentation of segment profit is relevant and useful for investors because it allows investors to view segment performance in a manner similar to the primary method used by the Company’s management and enables them to understand the fundamental performance of the Company’s businesses.

The reconciliation of total segment profit to the Company’s income (loss) before income taxes is as follows:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Company’s total segment profit	$331.2	$287.3
Corporate general and administrative expenses(1)	(76.2)	(57.7)
Adjusted depreciation and amortization(2)	(7.1)	(8.9)
Restructuring and other(3)	(61.5)	(20.6)
COVID-19 related benefit (charges) included in direct operating expense(4)	0.5	6.2
Content charges(5)	(1.1)	(7.7)
Adjusted share-based compensation expense6)	(46.3)	(40.1)
Purchase accounting and related adjustments(7)	(19.4)	(51.4)

Operating income	120.1	107.1
Interest expense	(157.1)	(117.8)
Interest and other income	6.9	4.9
Other expense	(14.3)	(17.2)
Loss on extinguishment of debt	—	(1.3)
Gain on investments, net	2.7	42.1
Equity interests income	5.7	0.8

Income (loss) before income taxes	$(36.0)	$18.6

(1)

Corporate general and administrative expenses reflect the allocations of certain general and administrative expenses from Lionsgate related to certain corporate and shared service functions historically provided by Lionsgate, including, but not limited to, executive oversight, accounting, tax, legal, human resources, occupancy, and other shared services (see Note 1 and Note 18 for further information). Amount excludes allocation of share-based compensation expense discussed below. The costs included in corporate general and administrative expenses represent certain corporate executive expense (such as salaries and wages for the office of the Chief Executive Officer, Chief Financial Officer, General Counsel and other corporate officers), investor relations costs, costs of maintaining corporate facilities, and other unallocated common administrative support functions, including corporate accounting, finance and financial reporting, internal and external audit and tax costs, corporate and other legal support functions, and certain information technology and human resources expense.

(2)

Adjusted depreciation and amortization represents depreciation and amortization as presented on our unaudited condensed combined statements of operations less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in recent acquisitions which are included in the purchase accounting and related adjustments line item above, as shown in the table below:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Depreciation and amortization	$11.1	$13.2
Less: Amount included in purchase accounting and related adjustments	(4.0)	(4.3)

Adjusted depreciation and amortization	$7.1	$8.9

(3)

Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. See Note 13 for further information on restructuring and other.

(4)

Amounts represent the incremental costs included in direct operating expense resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries. During the nine months ended December 31, 2023 and 2022, the Company incurred a net benefit in direct operating expense due to insurance and bad debt recoveries in excess of the incremental costs expensed in the periods (see Note 13). These charges (benefits) are excluded from segment operating results.

(5)

Content charges represent certain charges included in direct operating expense in the combined statements of operations, and excluded from segment operating results (see Note 13 for further information).

(6)	The following table reconciles total share-based compensation expense to adjusted share-based compensation expense:

	Nine Months Ended
	December 31,
	2023	2022
	(Amounts in millions)
Total share-based compensation expense(i)	$53.6	$42.2
Less:
Amount included in restructuring and other(ii)	(7.3)	(2.1)

Adjusted share-based compensation	$46.3	$40.1

(i)

Total share-based compensation expense in the nine months ended December 31, 2023 and 2022 includes $12.1 million and $17.0 million, respectively, of corporate allocation of share-based compensation expense, representing the allocation of Lionsgate’s corporate employee share-based compensation expense.

(ii)

Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of vesting schedules for equity awards pursuant to certain severance arrangements.

(7)

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the amortization of the recoupable portion of the purchase price and the expense associated with the earned distributions related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense. The following sets forth the amounts included in each line item in the financial statements:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$—	$0.7
General and administrative expense (i)	15.4	46.4
Depreciation and amortization	4.0	4.3

	$19.4	$51.4

(i)

These adjustments include the non-cash charge for the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense, as presented in the table below. The noncontrolling equity interest in the distributable earnings of 3 Arts Entertainment are reflected as an expense rather than noncontrolling interest in the combined statements of operations due to the relationship to continued employment.

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Amortization of recoupable portion of the purchase price	$1.3	$5.7
Noncontrolling interest discount amortization	—	13.3
Noncontrolling equity interest in distributable earnings	14.1	27.4

	$15.4	$46.4

See Note 10 for revenues by media or product line as broken down by segment for the nine months ended December 31, 2023 and 2022.

The following table reconciles segment general and administration expense to the Company’s total combined general and administration expense:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
General and administration
Segment general and administrative expenses	$123.7	$98.2
Corporate general and administrative expenses	76.2	57.7
Share-based compensation expense included in general and administrative expense(1)	46.3	40.1
Purchase accounting and related adjustments	15.4	46.4

	$261.6	$242.4

(1)

Includes share-based compensation expense related to the allocation of Lionsgate corporate and shared employee share-based compensation expenses of $12.1 million in the nine months ended December 31, 2023 (2022—$17.0 million).

The reconciliation of total segment assets to the Company’s total combined assets is as follows:

	December 31, 2023	March 31, 2023
	(Amounts in millions)
Assets
Motion Picture	$1,744.2	$1,759.4
Television Production	2,393.6	1,949.1
Other unallocated assets(1)	981.3	704.2

	$5,119.1	$4,412.7

(1)	Other unallocated assets primarily consist of cash, other assets and investments.

15. Contingencies

From time to time, the Company is involved in certain claims and legal proceedings arising in the normal course of business.

The Company establishes an accrued liability for claims and legal proceedings when the Company determines that a loss is both probable and the amount of the loss can be reasonably estimated. Once established, accruals are adjusted from time to time, as appropriate, in light of additional information. The amount of any loss ultimately incurred in relation to matters for which an accrual has been established may be higher or lower than the amounts accrued for such matters.

As of December 31, 2023, the Company is not a party to any material pending claims or legal proceeding and is not aware of any other claims that it believes could, individually or in the aggregate, have a material adverse effect on the Company’s financial position, results of operations or cash flows.

16. Derivative Instruments and Hedging Activities

Forward Foreign Exchange Contracts

The Company enters into forward foreign exchange contracts to hedge its foreign currency exposures on future production expenses and tax credit receivables denominated in various foreign currencies (i.e., cash flow hedges). The Company also enters into forward foreign exchange contracts that economically hedge certain of its foreign currency risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting. The Company monitors its positions with, and the credit quality of, the financial institutions that are party to its financial transactions. Changes in the fair value of the foreign exchange contracts that are designated as hedges are reflected in accumulated other comprehensive income (loss), and changes in the fair value of foreign exchange contracts that are not designated as hedges and do not qualify for hedge accounting are recorded in direct operating expense. Gains and losses realized upon settlement of the foreign exchange contracts that are designated as hedges are amortized to direct operating expense on the same basis as the production expenses being hedged.

As of December 31, 2023, the Company had the following outstanding forward foreign exchange contracts (all outstanding contracts have maturities of less than 20 months from December 31, 2023):

December 31, 2023
Foreign Currency	Foreign Currency Amount		US Dollar Amount	Weighted Average Exchange Rate Per $1 USD
	(Amounts in millions)		(Amounts in millions)
British Pound Sterling	0.4 GBP	in exchange for	$0.4	0.82 GBP
Czech Koruna	180.0 CZK	in exchange for	$8.1	22.13 CZK
Euro	15.3 EUR	in exchange for	$15.4	1.10 EUR
Canadian Dollar	29.5 CAD	in exchange for	$1.0	1.34 CAD
Mexican Peso	35.9 MXN	in exchange for	$1.7	20.52 MXN
South African Rand	53.2 ZAR	in exchange for	$2.9	18.95 ZAR

Interest Rate Swaps

The Company is exposed to the impact of interest rate changes primarily through its borrowing activities. The Company’s objective is to mitigate the impact of interest rate changes on earnings and cash flows. The Company primarily uses pay-fixed interest rate swaps to facilitate its interest rate risk management activities, which the Company generally designates as cash flow hedges of interest payments on floating-rate borrowings.

Pay-fixed swaps effectively convert floating-rate borrowings to fixed-rate borrowings. The unrealized gains or losses from these designated cash flow hedges are deferred in accumulated other comprehensive income (loss) and recognized in interest expense as the interest payments occur. Changes in the fair value of interest rate swaps that are not designated as hedges are recorded in interest expense (see further explanation below).

Cash settlements related to interest rate contracts are generally classified as operating activities on the condensed combined statements of cash flows. However, due to a financing component (debt host) on a portion of our previously outstanding interest rate swaps, the cash flows related to these contracts are classified as financing activities through the date of termination.

Designated Cash Flow Hedges. As of December 31, 2023 and March 31, 2023, the Company had the following pay-fixed interest rate swaps which have been designated as cash flow hedges outstanding (all related to the Company’s SOFR-based debt, see Note 6 and Note 7):

Effective Date	Notional Amount	Fixed Rate Paid	Maturity Date
	(in millions)
May 23, 2018	$300.0	2.915%	March 24, 2025
May 23, 2018	$700.0	2.915%	March 24, 2025	(1)
June 25, 2018	$200.0	2.723%	March 23, 2025	(1)
July 31, 2018	$300.0	2.885%	March 23, 2025	(1)
December 24, 2018	$50.0	2.744%	March 23, 2025	(1)
December 24, 2018	$100.0	2.808%	March 23, 2025	(1)
December 24, 2018	$50.0	2.728%	March 23, 2025	(1)

Total	$1,700.0

(1)	Represents the “Re-designated Swaps” as described in the May 2022 Transactions section below that were previously not designated cash flow hedges at March 31, 2022.

May 2022 Transactions: In May 2022, the Company terminated certain of its previous interest rate swap contracts (the “Terminated Swaps”). As a result of the terminations, the Company received approximately $56.4 million. Simultaneously with the termination of the Terminated Swaps, the Company re-designated all other swaps previously not designated as cash flow hedges of variable rate debt.

The receipt of approximately $56.4 million as a result of the termination was recorded as a reduction of the asset values of the derivatives amounting to $188.7 million and a reduction of the financing component (debt host) of the Terminated Swaps amounting to $131.3 million. At the time of the termination of the Terminated Swaps, there was approximately $180.4 million of unrealized gains recorded in accumulated other comprehensive income (loss) related to these Terminated Swaps. This amount will be amortized as a reduction of interest expense through the remaining term of the swaps unless it becomes probable that the cash flows originally hedged will not occur, in which case the proportionate amount of the gain will be recorded as a reduction to interest expense at that time. In addition, the liability amount of $6.8 million for the Re-designated Swaps at the re-designation date will be amortized as a reduction of interest expense throughout the remaining term of the Re-designated Swaps, unless it becomes probable that the cash flows originally hedged will not occur, in which case the proportionate amount of the loss will be recorded to interest expense at that time.

The receipt of approximately $56.4 million was classified in the unaudited condensed combined statement of cash flows as cash provided by operating activities of $188.7 million reflecting the amount received for the derivative portion of the termination of swaps, and a use of cash in financing activities of $134.5 million reflecting the pay down of the financing component of the Terminated Swaps (inclusive of payments made between April 1, 2022 and the termination date amounting to $3.2 million).

Financial Statement Effect of Derivatives

Unaudited condensed combined statements of operations and comprehensive income (loss): The following table presents the pre-tax effect of the Company’s derivatives on the accompanying unaudited condensed combined statements of operations and comprehensive income (loss) for nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Derivatives designated as cash flow hedges:
Forward exchange contracts
Gain (loss) recognized in accumulated other comprehensive income (loss)	$(7.3)	$7.4
Loss reclassified from accumulated other comprehensive income (loss) into direct operating expense	(2.5)	(0.7)
Interest rate swaps
Gain recognized in accumulated other comprehensive income (loss)	$24.7	$87.8
Gain (loss) reclassified from accumulated other comprehensive income (loss) into interest expense	31.5	(5.7)
Derivatives not designated as cash flow hedges:
Interest rate swaps
Loss reclassified from accumulated other comprehensive income (loss) into interest expense	$(5.5)	$(9.9)
Total direct operating expense on combined statements of operations	$1,306.0	$1,687.9
Total interest expense on combined statements of operations	$157.1	$117.8

Unaudited condensed combined balance sheets: The Company classifies its forward foreign exchange contracts and interest rate swap agreements within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments (see Note 8). The portion of the swaps, if any, reflecting the financing component (debt host) of the hybrid instrument discussed above is recorded at amortized cost and reduced over time based on payments. Pursuant to the Company’s accounting policy to offset the fair value amounts recognized for derivative instruments, the Company presents the asset or liability position of the swaps that are with the same counterparty under a master netting arrangement net as either an asset or liability in its unaudited condensed combined balance sheets. As of December 31, 2023 and March 31, 2023, there were no swaps outstanding that were subject to a master netting arrangement.

As of December 31, 2023 and March 31, 2023, the Company had the following amounts recorded in the accompanying unaudited condensed combined balance sheets related to the Company’s use of derivatives:

	December 31, 2023
	Other Current Assets	Other Non- Current Assets	Other Accrued Liabilities	Other Non- Current Liabilities
	(Amounts in millions)
Derivatives designated as cash flow hedges:
Forward exchange contracts	$—	$—	$2.1	$—
Interest rate swaps	—	34.2	—	—

Fair value of derivatives	$—	$34.2	$2.1	$—

	March 31, 2023
	Other Current Assets	Other Non- Current Assets	Other Accrued Liabilities	Other Non- Current Liabilities
	(Amounts in millions)
Derivatives designated as cash flow hedges:
Forward exchange contracts	$2.9	$—	$0.1	$—
Interest rate swaps	—	41.1	—	—

Fair value of derivatives	$2.9	$41.1	$0.1	$—

As of December 31, 2023, based on the current release schedule, the Company estimates approximately $2.0 million of losses associated with forward foreign exchange contract cash flow hedges in accumulated other comprehensive income (loss) will be reclassified into earnings during the one-year period ending December 31, 2024.

As of December 31, 2023, the Company estimates approximately $25.4 million of gains recorded in accumulated other comprehensive income associated with interest rate swap agreement cash flow hedges will be reclassified into interest expense during the one-year period ending December 31, 2024.

17. Additional Financial Information

The following tables present supplemental information related to the unaudited condensed combined financial statements.

Cash, Cash Equivalents and Restricted Cash

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported in the unaudited condensed combined balance sheets to the total amounts reported in the unaudited condensed combined statements of cash flows at December 31, 2023 and March 31, 2023. At December 31, 2023 and March 31, 2023, restricted cash represents primarily amounts related to required cash reserves for interest payments associated with the Production Tax Credit Facility, IP Credit Facility, and Backlog Facility.

	December 31, 2023	March 31, 2023
	(Amounts in millions)
Cash and cash equivalents	$247.1	$210.9
Restricted cash included in other current assets	36.4	27.5
Restricted cash included in other non-current assets	13.9	13.0

Total cash, cash equivalents and restricted cash	$297.4	$251.4

Other Assets

The composition of the Company’s other assets is as follows as of December 31, 2023 and March 31, 2023:

	December 31, 2023	March 31, 2023
	(Amounts in millions)
Other current assets
Prepaid expenses and other	$50.1	$36.0
Restricted cash	36.4	27.5
Contract assets	56.8	63.5
Tax credits receivable	273.8	129.5

	$417.1	$256.5

Other non-current assets
Prepaid expenses and other	$21.5	$7.4
Restricted cash	13.9	13.0
Accounts receivable	105.9	37.8
Contract assets	3.3	5.1
Tax credits receivable	312.8	341.8
Operating lease right-of-use assets(1)	318.8	116.8
Interest rate swap assets	34.2	41.1

	$810.4	$563.0

(1)

During the nine months ended December 31, 2023, the Company extended certain of its operating leases and entered into new operating leases. The Company recorded an increase to operating lease right-of-use assets of $211.9 million which is included in “other non-current assets”. Additionally, the Company recorded a corresponding decrease to operating lease liability of $1.3 million and a corresponding increase of $213.2 million to “other accrued liabilities” and “other liabilities—non-current”, respectively, at December 31, 2023 related to these leases. In addition, in connection with the December 27, 2023 acquisition of eOne, the Company recorded operating lease right-of-use assets of $21.3 million included in “other non-current assets”, and a corresponding operating lease liability of $6.9 million and $17.3 million included in “other accrued liabilities” and “other liabilities—non-current”, respectively, as of December 31, 2023 (see Note 2).

Accounts Receivable Monetization

Under the Company’s accounts receivable monetization programs, the Company has entered into (1) individual agreements to monetize certain of its trade accounts receivable directly with third-party purchasers and (2) a revolving agreement to monetize designated pools of trade accounts receivable with various financial institutions, as further described below. Under these programs, the Company transfers receivables to purchasers in exchange for cash proceeds, and the Company continues to service the receivables for the purchasers. The Company accounts for the transfers of these receivables as a sale, removes (derecognizes) the carrying amount of the receivables from its balance sheets and classifies the proceeds received as cash flows from operating activities in the statements of cash flows. The Company records a loss on the sale of these receivables reflecting the net proceeds received (net of any obligations incurred), less the carrying amount of the receivables transferred. The loss is reflected in the “other expense” line item on the unaudited condensed combined statements of operations. The Company receives fees for servicing the accounts receivable for the purchasers, which represent the fair value of the services and were immaterial for the nine months ended December 31, 2023 and 2022.

Individual Monetization Agreements. The Company enters into individual agreements to monetize trade accounts receivable. The third-party purchasers have no recourse to other assets of the Company in the event of non-payment by the customers. The following table sets forth a summary of the receivables transferred under individual agreements or purchases during the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Carrying value of receivables transferred and derecognized	$385.8	$314.9
Net cash proceeds received	370.7	300.0
Loss recorded related to transfers of receivables	15.1	14.9

At December 31, 2023, the outstanding amount of receivables derecognized from the Company’s unaudited condensed combined balance sheets, but which the Company continues to service, related to the Company’s individual agreements to monetize trade accounts receivable was $420.8 million (March 31, 2023—$350.9 million).

Pooled Monetization Agreement. In December 2019, the Company entered into a revolving agreement, as amended in July 2023, to transfer up to $100.0 million of certain receivables to various financial institutions on a recurring basis in exchange for cash equal to the gross receivables transferred, which matured on October 1, 2023. As customers paid their balances, the Company would transfer additional receivables into the program. The transferred receivables were fully guaranteed by a bankruptcy-remote wholly-owned subsidiary of the Company. The third-party purchasers had no recourse to other assets of the Company in the event of non-payment by the customers.

The following table sets forth a summary of the receivables transferred under the pooled monetization agreement during the nine months ended December 31, 2023 and 2022:

	Nine Months Ended December 31,

	2023	2022
	(Amounts in millions)
Gross cash proceeds received for receivables transferred and derecognized	$22.2	$156.0
Less amounts from collections reinvested under revolving agreement	(9.1)	(83.3)

Proceeds from new transfers	13.1	72.7
Collections not reinvested and remitted or to be remitted	(13.4)	(48.0)

Net cash proceeds received (paid or to be paid) (1)	$(0.3)	$24.7
Carrying value of receivables transferred and derecognized (2)	$22.1	$154.2
Obligations recorded	$2.1	$4.4
Loss recorded related to transfers of receivables	$2.0	$2.6

(1)

During the nine months ended December 31, 2023, the Company voluntarily repurchased $46.0 million of receivables previously transferred. In addition, during the nine months ended December 31, 2022, the Company repurchased $27.4 million of receivables previously transferred, as separately agreed upon with the third-party purchasers, in order to monetize such receivables under the individual monetization program discussed above without being subject to the collateral requirements under the pooled monetization program.

(2)	Receivables net of unamortized discounts on long-term, non-interest bearing receivables.

At December 31, 2023, there were no outstanding receivables derecognized from the Company’s unaudited condensed combined balance sheet, for which the Company continues to service, related to the pooled monetization agreement (March 31, 2023—$52.3 million).

Content related payables

Content related payables include minimum guarantees and accrued licensed program rights obligations, which represent amounts payable for film or television rights that the Company has acquired or licensed.

Other Accrued Liabilities

Other accrued liabilities include employee related liabilities (such as accrued bonuses and salaries and wages) of $114.5 million and $102.8 million at December 31, 2023 and March 31, 2023, respectively.

Accumulated Other Comprehensive Income (Loss)

The following table summarizes the changes in the components of accumulated other comprehensive income (loss), net of tax. During the nine months ended December 31, 2023 and 2022, there was no income tax expense or benefit reflected in other comprehensive income (loss) due to the income tax impact being offset by changes in the Company’s deferred tax valuation allowance.

	Foreign currency translation adjustments	Net unrealized gain (loss) on cash flow hedges	Total
	(Amounts in millions)
March 31, 2023	$(41.1)	$142.6	$101.5
Other comprehensive income (loss)	1.8	17.4	19.2
Reclassifications to net loss(1)	—	(23.5)	(23.5)

December 31, 2023	$(39.3)	$136.5	$97.2

March 31, 2022	$(38.9)	$49.1	$10.2
Other comprehensive income (loss)	(3.7)	95.2	91.5
Reclassifications to net loss(1)	—	16.3	16.3

December 31, 2022	$(42.6)	$160.6	$118.0

(1)

Represents a loss of $2.5 million included in direct operating expense and a gain of $26.0 million included in interest expense on the unaudited condensed combined statement of operations in the nine months ended December 31, 2023 (nine months ended December 31, 2022—loss of $0.7 million included in direct operating expense and a loss of $15.6 million included in interest expense) (see Note 16).

Supplemental Cash Flow Information

Significant non-cash transactions during the nine months ended December 31, 2023 and 2022 include certain interest rate swap agreements, which are discussed in Note 16, “Derivative Instruments and Hedging Activities”.

There were no significant non-cash financing or investing activities for the nine months ended December 31, 2023 and 2022.

18. Related Party Transactions

Transactions with Lionsgate

As described in Note 1, Lionsgate utilizes a centralized approach to cash management. Cash generated by the Company or borrowed under certain debt obligations is managed by Lionsgate’s centralized treasury function and is routinely transferred to the Company or to the Starz Business to fund operating activities of the Studio Business and the Starz Business when needed.

Because of this centralized approach to cash management, financial transactions for cash movement and the settlement of payables and receivables when due with Lionsgate are generally accounted for through the net parent investment account. Net parent investment is presented in the combined statements of equity (deficit). Settlements of amounts payable and receivable when due through the net parent investment account are reflected as cash payments or receipts for the applicable operating transaction within operating activities in the combined statements of cash flows, with the net change in parent net investment included within financing activities in the combined statements of cash flows.

In the normal course of business, the Company enters into transactions with Lionsgate and the Starz Business which include the following, which unless otherwise indicated are settled through net parent investment at the time of the transaction:

Licensing of content to the Starz Business: The Company licenses motion pictures and television programming (including Starz original productions) to the Starz Business. The license fees generally are due upon delivery or due at a point in time following the first showing. License fee amounts due are settled with the Starz Business through parent net investment. License fees receivable, not yet due from the Starz Business, are reflected in due from the Starz Business on the condensed combined balance sheets. The consideration to which the Company is entitled under the license agreement with the Starz Business is included in revenue from contracts with customers and presented separately in the unaudited combined statements of operations, see Note 10 for further information.

Corporate expense allocations: As previously described in Note 1, the accompanying condensed combined financial statements include allocations of certain general and administrative expenses from Lionsgate related to certain corporate and shared service functions historically provided by Lionsgate, including, but not limited to, executive oversight, accounting, tax, legal, human resources, occupancy, and other shared services. During the nine months ended December 31, 2023, corporate expense allocations, excluding amounts related to share-based compensation discussed below, amounted to $76.2 million (nine months ended December 31, 2022—$57.7 million).

Operating expense reimbursement: As previously described in Note 1, the Company pays certain expenses on behalf of the Starz Business such as certain rent expense, employee benefits, insurance and other administrative operating costs. The Starz Business also pays certain expenses on behalf of the Company such as legal expenses, software development costs and severance. These expenditures are reflected in the financial statements of the Studio Business and the Starz Business as applicable.

Share-based compensation: Lionsgate provides share-based compensation related to the Studio Business employees and as part of its corporate expense allocations a proportionate amount of the share-based compensation related to those corporate functions is charged to the Studio Business.

Monetization of certain accounts receivables: The Company had an agreement with Starz for Starz to transfer certain accounts receivables to the Company to participate in the Company’s pooled monetization arrangement. The Company purchased the transferred receivables at fair value and recorded them at the purchased amount on its balance sheet and classified the purchase price paid in parent net investment. See Note 17 for further information. The accounts receivables purchased from the Starz Business have historically been pledged as collateral under this agreement. Any discount on the purchase of the receivable from the Starz Business is accreted to interest income over the period to collection of the accounts receivable. The accounts receivable purchased from the Starz Business and subsequent collections are reflected as investing activities in the combined statements of cash flows.

Parent Net Investment

The net transfers to and from Lionsgate discussed above were as follows:

	Nine Months Ended December 31,
	2023	2022
	(Amounts in millions)
Cash pooling and general financing activities	$(241.7)	$111.5
Licensing of content(1)	428.8	623.7
Corporate reimbursements	5.9	8.0
Corporate expense allocations (excluding allocation of share-based compensation)	20.2	12.3
Funding of purchases of accounts receivables held for collateral	(85.6)	(135.4)

Net transfers to Parent per combined statements of cash flows	$127.6	$620.1

Share based compensation (including allocation of share-based compensation)	(53.6)	(42.2)
Other non-cash transfer	16.6	—

Net transfers to Parent per combined statements of equity (deficit)	$90.6	$577.9

(1)	Reflects the settlement of amounts due from the Starz Business related to the Company’s licensing arrangements with the Starz Business.

19. Subsequent Events

The Company has evaluated subsequent events through March 8, 2024, the date which the combined financial statements were issued.

On January 2, 2024, the Company closed on the acquisition of an additional 25% of 3 Arts Entertainment representing approximately half of the noncontrolling interest for approximately $194 million. In addition, the Company purchased certain profit interests held by certain managers and entered into certain option rights agreements, which replaced the put and call rights discussed in Note 9 by providing noncontrolling interest holders the right to sell to the Company and the Company the right to purchase their remaining (24%) interest beginning in January 2027, see Note 9.

Exhibit 99.1

Entertainment One Film and Television Business

(A Business of Hasbro Inc.)

Combined Financial Statements

For the Years Ended December 25, 2022 and December 26, 2021

Independent Auditors’ Report

Those Charged with Governance

Entertainment One Film and Television Business:

Opinion

We have audited the combined financial statements of Entertainment One Film and Television Business (the Company), which comprise the combined balance sheets as of December 25, 2022 and December 26, 2021, and the related combined statements of operations, comprehensive loss, parent equity and redeemable non-controlling interests, and cash flows for the years then ended, and the related notes to the combined financial statements.

In our opinion, the accompanying combined financial statements present fairly, in all material respects, the financial position of the Company as of December 25, 2022 and December 26, 2021, and the results of its operations and its cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Combined Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the combined financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the combined financial statements are issued.

Auditors’ Responsibilities for the Audit of the Combined Financial Statements

Our objectives are to obtain reasonable assurance about whether the combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Providence, Rhode Island

January 17, 2024

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Combined Balance Sheets

December 25, 2022 and December 26, 2021

(Thousands of Dollars)

	2022	2021
ASSETS
Current assets
Cash and cash equivalents, including restricted cash of $13,600 in 2022 and $35,196 in 2021	$91,077	$132,880
Accounts receivable, less allowance for credit losses of $2,266 in 2022 and $3,042 in 2021	157,749	128,417
Inventories	2,974	3,276
Prepaid expenses and other current assets	423,456	400,433

Total current assets	675,256	665,006

Operating lease right-of-use assets	38,233	48,531
Property, plant and equipment, net	28,696	31,079
Investment in productions and investments in acquired content rights	694,002	596,385
Goodwill	231,000	231,000
Other intangibles, net	118,995	141,840
Other	115,091	58,168

Total assets	$1,901,273	$1,772,009

LIABILITIES, NONCONTROLLING INTERESTS AND PARENT EQUITY
Current liabilities
Production financing	$194,781	$170,053
Accounts payable	29,833	6,667
Deferred revenue	22,991	26,604
Accrued participation and residuals	267,037	265,397
Accrued liabilities	207,252	172,940

Total current liabilities	721,894	641,661

Long-term operating lease liabilities	31,012	40,216
Deferred revenue	714	1,474
Other liabilities	32,175	30,467

Total liabilities	785,795	713,818

Commitments and contingencies (Note 17)
Redeemable noncontrolling interests	—	23,938
Parent equity
Net parent investment	1,143,855	1,028,975
Accumulated other comprehensive earnings (loss)	(28,377)	5,278

Total parent equity	1,115,478	1,034,253

Total liabilities, noncontrolling interests and parent equity	$1,901,273	$1,772,009

See accompanying notes to Combined Financial Statements

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Combined Statements of Operations

Fiscal Years Ended December 25, 2022 and December 26, 2021

(Thousands of Dollars)

	2022	2021
Net revenues	$827,811	$921,043
Costs and expenses:
Direct operating	634,506	734,352
Distribution and marketing	19,299	28,742
General and administration	151,176	135,755
Depreciation and amortization	26,013	26,291

Total costs and expenses	830,994	925,140

Operating loss	(3,183)	(4,097)

Interest expense	14,005	8,444
Interest income	(3,204)	(3,571)
Other income, net	(6,661)	1,302

Loss before income taxes	$(7,323)	$(10,272)
Income tax provision	12,738	1,469

Net loss	(20,061)	(11,741)
Less: Net earnings attributable to noncontrolling interests	576	3,355

Net loss attributable to Entertainment One Film and Television Business	$(20,637)	$(15,096)

See accompanying notes to Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Combined Statements of Comprehensive Loss

Fiscal Years Ended December 25, 2022 and December 26, 2021

(Thousands of Dollars)

	2022	2021
Net loss	$(20,061)	$(11,741)
Other comprehensive loss:
Foreign currency translation adjustments, net of tax	(33,066)	6,225
Net gains on cash flow hedging activities, net of tax	1,535	3,564
Reclassifications to earnings, net of tax:
Net losses on cash flow hedging activities	(2,124)	(1,067)

Other comprehensive earnings (loss), net of tax	(33,655)	8,722

Total comprehensive loss, net of tax	(53,716)	(3,019)
Total comprehensive earnings attributable to noncontrolling interests	576	3,355

Total comprehensive loss attributable to Entertainment One Film and Television Business	$(54,292)	$(6,374)

See accompanying notes to Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Combined Statements of Cash Flows

Fiscal Years Ended December 25, 2022 and December 26, 2021

(Thousands of Dollars)

	Year ended December
	2022	2021
Cash flows from operating activities:
Net loss	$(20,061)	$(11,741)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property, plant and equipment	7,028	6,808
Amortization of intangible assets	18,985	19,483
Program cost amortization	492,474	556,898
Share-based compensation funded by Parent	4,506	3,735
Non-cash lease expense	9,087	10,060
Deferred income taxes	948	1,246
Other non-cash items	(589)	2,497
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(1,716)	(36,332)
Decrease (increase) in inventories	143	(263)
Increase in prepaid expenses and other current assets	(41,701)	(103,005)
Program spend	(668,874)	(512,064)
Increase (decrease) in accounts payable	27,182	(21,397)
Increase in accrued liabilities	73,213	59,633
Increase (decrease) in accrued participation and residuals	11,786	(11,833)
Decrease in deferred revenue	(3,738)	(39,819)
Decrease in other noncurrent liabilities	(5,504)	(20,130)
Increase in other noncurrent assets	(59,531)	(9,121)

Net cash used in operating activities	(156,362)	(105,345)

Investing activities:
Additions to property, plant and equipment	(5,988)	(5,730)

Net cash used in investing activities	(5,988)	(5,730)

Financing activities:
Buyout of redeemable noncontrolling interest	(18,500)	—
Distributions to noncontrolling interests	(1,900)	(2,600)
Net proceeds from borrowings	257,883	159,646
Repayments of borrowings	(230,974)	(161,612)
Financing transactions with Parent, net	115,625	80,935

Net cash provided by financing activities	122,134	76,369

Effect of exchange rate changes on cash and cash equivalents	(1,587)	2,470

Change in cash and cash equivalents and restricted cash	(41,803)	(32,236)
Cash, cash equivalents and restricted cash at beginning of year	132,880	165,116

Cash, cash equivalents and restricted cash at end of year	$91,077	$132,880

Supplemental information
Income taxes paid	$(6,314)	$(3,648)

Interest paid	$(6,566)	$(3,515)

See accompanying notes to Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Combined Statements of Parent Equity and Redeemable Non-Controlling Interests

Fiscal Years Ended December 25, 2022 and December 26, 2021

(Thousands of Dollars)

	2022	2021
Net Parent Investment
Balance at the beginning of the year	$1,028,975	$972,191
Net loss attributable to Entertainment One Film and Television Business	(20,637)	(15,096)
Share-based compensation funded by Parent	4,506	3,735
Net contributions from Parent	131,011	68,145

Balance at the end of the year	$1,143,855	$1,028,975

Accumulated Other Comprehensive Earnings (Loss), net of tax
Balance at the beginning of the year	$5,278	$(3,444)
Other comprehensive earnings (loss)	(33,655)	8,722

Balance at the end of the year	(28,377)	5,278

Total Parent Equity	$1,115,478	$1,034,253

Redeemable Non-Controlling Interest
Balance at the beginning of the year	$23,938	$24,440
Distributions paid to noncontrolling owners and other foreign exchange	(1,900)	(3,857)
Buyout of redeemable noncontrolling interest	(22,614)	—
Net earnings attributable to non-controlling interests	576	3,355

Balance at the end of the year	$—	$23,938

See accompanying notes to Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

(1)	Description of Business and Basis of Presentation

Description of Business

The accompanying Combined Financial Statements include the accounts of operations that comprise the Entertainment One (“eOne”) Film and Television operations (the “Company”) of Hasbro, Inc.’s (“Hasbro” or the “Parent”). The eOne Film and Television business produces scripted and unscripted television and motion pictures with global distribution and an extensive film and television library. To the extent that an asset, liability, revenue, or expense is directly associated with the Company, it is reflected in the accompanying Combined Financial Statements.

On August 3, 2023, Hasbro and certain of its wholly and majority owned subsidiaries entered into a definitive agreement (the “Purchase Agreement”) to sell the Company’s film and television business to Lionsgate (the “Purchaser” or “Lionsgate”). The deal closed on December 27, 2023 for approximately $375 million in cash, subject to certain purchase price adjustments, plus the assumption by Lionsgate of production financing loans. Upon consummation of the Transaction, the historical operations of the Company were transferred to the Purchaser, and Hasbro and the Purchaser entered into various commercial agreements designed to continue to serve their respective customers. The sale included employees, a content library of nearly 6,500 titles, active productions for non-Hasbro owned IP and the eOne unscripted business, which includes rights for certain Hasbro-based shows.

The business does not include Hasbro’s Allspark operations, nor any active productions for Hasbro-owned IP such as Dungeons & Dragons. Consequently, these operations and assets are not included in the accompanying Combined Financial Statements of the Company.

The accompanying Combined Financial Statements reflect the pushdown of the initial Hasbro acquisition accounting for the assets and liabilities acquired in 2019 which were directly attributable to the Company, and which existed as of the Lionsgate acquisition.

Basis Of Presentation

The Combined Financial Statements represent the operations of the Company and have been prepared on a “carve-out” basis. The Combined Financial Statements have been derived from Hasbro’s Consolidated Financial Statements and accounting records, and reflect the Combined Statements of Operations, Statements of Comprehensive Earnings, Balance Sheets, Cash Flows and Parent Equity of the Company in accordance with accounting principles generally accepted in the United States (“GAAP”).

Hasbro provides certain corporate functions to the Company and costs associated with these provided services have been allocated to the Company. These allocations include treasury functions, tax services and employment legal functions. The costs of such services have been allocated to the Company based on an allocation metric which best represents the Company’s portion of corporate expenses incurred, primarily using the relative percentage of operating income. Management believes such allocations to be reasonable; however, they may not be indicative of the actual expenses that would have been incurred had the Company been operating as an independent company for the period presented. The cost allocations for these items are included in in “General and administration” in the Combined Statement of Operations. The total amounts of these cost allocations were approximately $1,008 thousand and $261 thousand for the years ended December 25, 2022 and December 26, 2021, respectively. See Note 18.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Hasbro maintains a number of share-based compensation programs at a corporate level. The Company’s employees participate in those programs, and as such, the Company was charged a portion of the expenses associated with these programs. The Company was directly attributed share-based compensation expenses of $4,506 thousand and $3,735 thousand for the years ended December 25, 2022 and December 26, 2021, respectively. The charges are included in “General and administration” in the Combined Statements of Operations.

Substantially all employees attributable to the Company are covered by defined contribution plans held by the Company, rather than Hasbro. These related expenses are all directly attributable to the Company and resulting liabilities are in Accrued liabilities in the Combined Balance Sheets.

“Net Parent Investment” represents Hasbro’s interest in the net assets of the Company. The net parent investment balance represents the cumulative net investment by Hasbro in the Company through the periods presented, including any prior net earnings (loss) or comprehensive earnings (loss) attributed to the Company. Certain transactions between the Company, including allocated expenses, are also included in and reflected as a change in the Company’s net parent investment in the Combined Balance Sheets.

The Company frequently engages in various activities with Hasbro, resulting in accounts receivable and accounts payable positions. These balances do not settle in cash and have been eliminated through Net Parent Investment for the periods presented. Additionally, intercompany transactions within the Film & Television business have been eliminated for the periods presented.

The Combined Financial Statements may not be indicative of future performance and do not necessarily reflect the Combined Statements of Operations, Balance Sheets, and Statement of Cash Flows had the Company operated as an independent business from Hasbro during the periods presented.

(2)	Summary of Significant Accounting Policies

Preparation of Combined Financial Statements

The preparation of the Combined Financial Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Combined Financial Statements and notes thereto. Actual results could differ from those estimates.

Fiscal Year

Entertainment One Film and Television Business’ fiscal year ends on the last Sunday in December. The fiscal years ended December 25, 2022 and December 26, 2021 were both fifty-two-week periods.

Cash, Cash Equivalents and Restricted Cash

Cash and cash equivalents include all cash balances and highly liquid investments purchased with an initial maturity to the Company of three months or less. Under the Company’s production financing facilities, certain of the Company’s cash is restricted while the financing is outstanding. At December 25, 2022, $9,494 thousand of the Company’s cash was restricted by such facilities. See Production Financing below and Note 9 for further details. The Company’s cash is also restricted in connection with a historical catalog sale in which the Company

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

sold a future economic interest in certain titles. As part of the sale, the Company agreed to settle a potential unfavorable tax payment of the buyer in relation to the purchased titles. At December 25, 2022, $4,106 thousand of the Company’s cash was restricted for this arrangement.

Accounts Receivable and Allowance for Credit Losses

Credit is granted to customers predominantly on an unsecured basis. Credit limits and payment terms are established based on extensive evaluations made on an ongoing basis throughout the fiscal year with regard to the financial performance, cash generation, financing availability and liquidity status of each customer. The majority of customers are formally reviewed at least annually; more frequent reviews are performed based on the customer’s financial condition and the level of credit being extended. The Company uses a variety of financial transactions, based on availability and cost, to increase the collectability of certain of its accounts, including letters of credit, credit insurance, and requiring cash in advance of delivery.

The Company records an allowance for credit losses for accounts receivable based on management’s expected credit losses. Management’s estimate of expected credit losses is based on its assessment of the business environment, customers’ financial condition, historical collection experience, accounts receivable aging and customer disputes.

Accounts receivable, net on the Combined Balance Sheets represents amounts due from customers less the allowance for credit losses as well as allowances for discounts.

Inventories

Inventories are valued at the lower of cost (first-in, first-out) or net realizable value. Based upon a consideration of quantities on hand and actual and projected sales volume, slow-moving and obsolete inventory is written down to its estimated net realizable value. At both December 25, 2022, and December 26, 2021, substantially all inventory is comprised of finished goods.

Noncontrolling Interests

The financial results and position of the redeemable noncontrolling interests are included in their entirety in the Company’s Combined Statements of Operations and Combined Balance Sheets. The value of the redeemable noncontrolling interests is presented in the Combined Balance Sheets as temporary equity between liabilities and parent equity. During 2022, the Company redeemed all outstanding redeemable noncontrolling interest in Renegade Entertainment, LLC, the only entity for which the Company previously held redeemable noncontrolling interest. Earnings (losses) attributable to the redeemable noncontrolling interests are presented as a separate line on the Combined Statements of Operations which is necessary to identify those earnings (losses) specifically attributable to Hasbro.

Property, Plant and Equipment, Net

Property, plant, and equipment are stated at cost less accumulated depreciation. Depreciation is computed using accelerated and straight-line methods to depreciate the cost of property, plant, and equipment over their estimated useful lives. The principal lives, in years, used in determining depreciation rates of various assets are: buildings and improvements 15 to 25 and computer hardware and software 3 to 12. Depreciation expense is classified in the Combined Statements of Operations based on the nature of the property and equipment being depreciated.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Property, plant and equipment, net is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the asset or related asset group to future undiscounted cash flows expected to be generated by the asset or asset group. If such assets are considered to be impaired, the impairment to be recognized would be measured by the amount by which the carrying value of the assets exceeds their fair value wherein the fair value is the appraised value. Furthermore, assets to be disposed of are carried at the lower of the net book value or their estimated fair value less disposal costs.

Goodwill and Other Intangible Assets, Net

Goodwill results from the original acquisition of eOne by Hasbro in 2019. Substantially all of the Company’s other intangible assets consist of the cost of exclusive content agreements and libraries. In establishing the value of such rights, the Company considers title ultimate revenue as well as historical collections to date, cash collection timing curves and other financial projections.

Goodwill was attributed based on the fair value of the historical goodwill recognized at the Hasbro acquisition date related to the eOne Film & TV business. There was no further goodwill from business acquisitions to be allocated to the Combined Financial Statements, nor were any impairments recognized.

Goodwill and intangible assets deemed to have indefinite lives are not amortized and are tested for impairment at least annually as of the third quarter of each year. The annual goodwill test begins with a qualitative assessment, where qualitative factors and their impact on critical inputs are assessed to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If the Company determines there is an indication of impairment in its reporting unit based on the qualitative assessment, it is required to perform a quantitative assessment.

The Company performed a qualitative assessment of goodwill in the fourth quarters of 2022 and 2021. Based on the qualitative assessment, the Company determined that there was no impairment trigger which would require a quantitative analysis. As a result, the Company concluded that there was no impairment.

The Company’s intangible assets having definite lives are being amortized over periods ranging from two to fifteen years, primarily using the straight-line method.

The Company reviews intangible assets with definite lives for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the asset to future undiscounted cash flows expected to be generated by the asset or asset group. If such assets were considered to be impaired, the impairment to be recognized would be measured by the amount by which the carrying value of the assets exceeds their fair value wherein that fair value is determined based on discounted cash flows.

There were no other triggering events in 2022 or 2021 which would indicate the Company’s intangible assets were impaired.

Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, short-term borrowings, accounts payable and certain accrued liabilities. At December 25, 2022, the carrying cost of these

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

instruments approximated their fair value. The Company’s financial instruments at December 25, 2022 also include long-term borrowings (see Note 11 for carrying cost and related fair values) as well as certain assets and liabilities measured at fair value (see Notes 11 and 15).

Production Financing

Production financing relates to financing facilities for certain of the Company’s television and film productions. Production financing facilities are arranged on an individual production basis by either special purpose production subsidiaries, each secured by the assets and future revenues of such production subsidiaries, which are non-recourse to the Company’s assets, or through a senior revolving credit facility obtained in November 2021, dedicated to production financing. These facilities typically have maturities of less than two years while the titles are in production and are repaid once the production is delivered and all tax credits, broadcaster pre-sales and international sales have been received. In connection with the production of a television or film program, the Company records initial cash outflows within cash flows from operating activities due to its investment in the production and concurrently records cash inflows within cash flows from financing activities from the production financing it normally obtains. Under these facilities, certain of the Company’s cash is restricted while the financing is outstanding. On December 25, 2022 and December 26, 2021, $9,494 thousand and $31,015 thousand of the Company’s cash was restricted by such facilities, respectively. For further details, see Note 9.

Revenue Recognition

Revenue is recognized when control of the promised goods, intellectual property or production is transferred to the customers or licensees, in an amount that reflects the consideration the Company expects to be entitled to in exchange for transferring those goods. The Company accounts for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance, and collectability of consideration is probable.

The Company enters into contracts to license its intellectual property for use in television and film. The licensees pay the Company either a sales-based or usage-based royalty, or a combination of both, for use of the brands, in some cases subject to minimum guaranteed amounts or fixed fees. The license of the Company’s brands provide access to the intellectual property over the term of the license, generally without any other performance obligation of the Company other than keeping the intellectual property active and is therefore considered a right-to-access license of symbolic intellectual property. The Company records sales-based or usage-based royalty revenues for right-to-access licenses at the occurrence of the licensees’ subsequent sale or usage. When the arrangement includes a minimum guarantee, the Company records the minimum guarantee on a ratable basis over the term of the license period and does not record the sales-based or usage-based royalty revenues until they exceed the minimum guarantee.

The Company produces, sells and licenses television and film content for distribution to third parties in formats that include broadcast, digital streaming, transactional and theatrical. These are intellectual property licenses where the licensees pay either a fixed fee for the content license or a variable fee in the form of a sales-based royalty. The content that the Company delivers to its licensees typically has stand-alone functionality, generally without any other performance obligation of the Company, and is therefore considered a right-to-use license of functional intellectual property. The Company records revenues for right-to-use licenses once the license period has commenced and the licensee has the ability to use the delivered content. In arrangements where the licensee pays the Company a fixed fee for multiple seasons or multiple series of programming,

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

arrangement fees are recorded as revenues based upon their relative fair values. The Company also earns advertising revenues from certain content made available on free to consumer streaming video on demand platforms where the Company earns a portion of the advertising revenues earned by the service provider. The performance obligation is met, and revenue is recorded when the user accesses the Company’s content through the streaming platform.

Direct Operating Expenses

Direct operating expenses include investment in productions and acquired content rights amortization, program cost amortization and participation and residual expenses.

Participation costs represent contingent consideration payable based on the performance of the film or television program to parties associated with the film or television program, including producers, writers, directors or actors. Residuals represent amounts payable to various unions or “guilds” such as the Screen Actors Guild—American Federation of Television and Radio Artists, Directors Guild of America, and Writers Guild of America, based on the performance of the film or television program in certain ancillary markets or based on the individual’s (i.e., actor, director, writer) salary level in the television market.

The Company enters into minimum guarantee royalty arrangements related to the purchase of film and television rights for content to be delivered in the future. These agreements may call for payment in advance or future payment of minimum guaranteed amounts. Amounts paid in advance are recorded as an asset and charged to Direct operating expense when the related revenue is recognized in the Combined Statements of Operations. If all or a portion of the minimum guaranteed amounts appear not to be recoverable through future use of the rights obtained under the license, the non-recoverable portion of the guaranty is charged to expense at that time.

Investment in Productions and Acquired Content Rights

The Company incurs costs in connection with the production of television programming and movies. The majority of these costs are capitalized by the Company as they are incurred and amortized using the individual-film-forecast method, whereby these costs are amortized in the proportion that the current year’s revenues bear to management’s estimate of total ultimate revenues as of the beginning of such period related to the program. Ultimate revenue estimates are periodically reviewed and adjustments, if any, will result in changes to amortization rates and estimated accruals for residuals and participations. Ultimate revenue includes estimates over a period not to exceed ten years following the date of release of the production. Ultimate revenue used in amortization of acquired content rights is estimated over the life of the acquired rights but no longer than a period of ten years. These capitalized costs are reported at the lower of cost, less accumulated amortization, or fair value, and reviewed for impairment when an event or change in circumstances occurs that indicates that impairment may exist. The fair value is determined using a discounted cash flow model which is primarily based on management’s future revenue and cost estimates. Certain of these agreements require the Company to pay minimum guaranteed advances (“MGs”) for participations and residuals. MGs are recognized in the Combined Balance Sheets when a liability arises, usually on delivery of the television or film program to the Company. The current portion of MGs are recorded as Accrued Liabilities.

Distribution and Marketing Expenses

Distribution and marketing expenses primarily include the costs of theatrical prints and advertising (“P&A”) and subscription video-on-demand (“SVOD”) expense and home entertainment expenses and marketing.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Theatrical P&A includes the costs of the theatrical prints delivered to theatrical exhibitors and the advertising and marketing cost associated with the theatrical release of the picture. SVOD expense represents the advertising and marketing cost associated with the SVOD release of the picture. Home entertainment expenses represents manufacturing costs associated with creating the physical products.

Operating Leases

The Company leases certain property through operating leases. Operating lease right-of-use assets are recorded within Operating lease right-of use assets and the related liabilities are recorded within Accrued liabilities and Other liabilities on the Company’s Combined Balance Sheets. The Company has no material finance leases.

Operating lease assets represent the Company’s right to use the underlying asset for the lease term and lease liabilities represent an obligation to make lease payments according to the terms of the lease. Operating lease assets and liabilities are recognized at the inception of the lease agreement based on the estimated present value of lease payments over the lease term, using our incremental borrowing rate based on information available on the lease commencement date. The Company expenses non-lease components as incurred for real estate leases. Leases with an expected term of 12 months or less are not capitalized. Lease expense under such leases is recorded straight line over the life of the lease. For further details on the Company’s operating leases, see Note 14.

Income Taxes

For purposes of the Combined Financial Statements, income tax expense and deferred tax balances have been computed as if the Company filed income tax returns on a separate return basis from Hasbro. As a carve-out entity, deferred taxes and effective tax rate may differ from those in the historical periods.

The Company uses the asset and liability approach for financial accounting and reporting of income taxes. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred taxes are measured using rates expected to apply to taxable income in years in which those temporary differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company recognizes deferred tax assets to the extent it believes that these assets are more likely than not to be realized. In making such a determination, all available positive and negative evidence is considered, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. The assumptions utilized in determining future taxable income require significant judgment and are consistent with the plans and estimates used to manage the underlying businesses. Actual operating results in future years could differ from current assumptions, judgments and estimates. A valuation allowance is recorded to reduce deferred tax assets to the net amount believed to be more likely than not to be realized. As of December 25, 2022, the valuation allowance of $267,106 thousand was primarily related to net operating losses. If it is determined that our deferred tax assets will be realizable in the future in excess of their net recorded amount, an adjustment would be made to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

The Company uses a two-step process for the measurement of uncertain tax positions that have been taken or are expected to be taken in a tax return. The first step is a determination of whether the tax position should be recognized in the Combined Financial Statements. The second step determines the measurement of the tax position. The Company records potential interest and penalties on uncertain tax positions as a component of income tax expense.

Foreign Currency Translation

Foreign currency assets and liabilities are translated into U.S. dollars at period-end exchange rates, and revenues, costs and expenses are translated at weighted average exchange rates during each reporting period. Net loss includes gains or losses resulting from foreign currency. Other gains and losses resulting from translation of financial statements are a component of other comprehensive earnings (loss).

Pension Plans, Postretirement and Postemployment Benefits

The Company has several plans covering certain groups of employees, which may provide benefits to such employees following their period of employment but prior to their retirement. The Company accrues the costs of these obligations in Other liabilities.

Risk Management Contracts

The Company uses foreign currency forward contracts to mitigate the impact of currency rate fluctuations on firmly committed and projected future foreign currency transactions. These over-the-counter contracts, which hedge television and film production costs and production financing as well as other cross-border currency requirements not denominated in the functional currency of the business unit, are primarily denominated in United States and Canadian dollars, Euros and British pound sterling. All contracts are entered into with a number of counterparties, all of which are major financial institutions. The Company believes that a default by a counterparty would not have a material adverse effect on the financial condition of the Company. The Company does not enter into derivative financial instruments for speculative purposes.

At the inception of the contracts, the Company designates its derivatives as cash flow hedges. The Company formally documents all relationships between hedging instruments and hedged items as well as its risk management objectives and strategies for undertaking various hedge transactions. All hedges designated as cash flow hedges are linked to forecasted transactions and the Company assesses, both at the inception of the hedge and on an on-going basis, the effectiveness of the derivatives used in hedging transactions in offsetting changes in the cash flows of the forecasted transaction.

The Company records all derivatives on the Combined Balance Sheets at fair value. Changes in the derivative fair values that are designated as cash flow hedges are deferred and recorded as a component of Accumulated Other Comprehensive Earnings (Loss) (“AOCE”) until the hedged transactions occur and are then recognized in the Combined Statements of Operations. The Company’s foreign currency contracts hedging anticipated cash flows are designated as cash flow hedges. When it is determined that a derivative is not highly effective as a hedge, the Company discontinues hedge accounting prospectively. Any gain or loss deferred through that date remains in AOCE until the forecasted transaction occurs, at which time it is reclassified to the Combined Statements of Operations. To the extent the transaction is no longer deemed probable of occurring, hedge accounting treatment is discontinued, and amounts deferred would be reclassified to the Combined

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Statements of Operations. In the event hedge accounting requirements are not met, gains and losses on such instruments are included in the Combined Statements of Operations. The Company uses derivatives to economically hedge net balance sheet exposures in foreign currencies. The Company does not use hedge accounting for these contracts as changes in the fair value of these contracts are substantially offset by the remeasurement of the foreign currency denominated balances.

(3)	Revenue Recognition

Contract Assets

In the ordinary course of business, the Entertainment One Film & TV Business enters into contracts to license their intellectual property, providing licensees right-to-use or access such intellectual property for use in the production and for use within content for distribution over streaming platforms and for television and film. The Company also licenses owned television and film content for distribution to third parties in formats that include broadcast, theatrical and digital streaming. Through these arrangements, the Company may receive advanced royalty payments from licensees, either in advance of a licensees’ subsequent sales to customers or prior to the completion of the Company’s performance obligation. The Company defers revenues on all licenses until the respective performance obligations are satisfied. The Company records the aggregate deferred revenues as contract liabilities, with the current portion recorded within Accrued liabilities and the long-term portion recorded as Other liabilities in the Company’s Combined Balance Sheets. Certain multi-year license arrangements have payment terms over the license period that may differ from the timing of revenue recogntion resulting in the recording of contract assets. The Company records contract assets, primarily related to (1) minimum guarantees being recognized in advance of contractual invoicing, which are recognized ratably over the terms of the respective license periods, and (2) film and television distribution revenues recorded for content delivered, where payment will occur over the license term.

The Company’s contract assets are classified within the following financial statement line items in the Combined Balance Sheets at December 25, 2022 and December 26, 2021 as follows:

(In thousands)	2022	2021
Prepaid expenses and other current assets	$319,045	$311,773
Other	109,607	49,710

Contract assets	$428,652	$361,483

Deferred Revenue

Deferred revenue relates primarily to customer cash advances or deposits received prior to when the Company satisfies the corresponding performance obligation. Revenues of $10,957 thousand were recognized during the year ended December 25, 2022.

Unsatisfied Performance Obligations

Unsatisfied performance obligations relate primarily to in-production television content to be delivered in the future under existing agreements with partnering content providers such as broadcasters, distributors, television networks and subscription video on demand services. As of December 25, 2022, unrecognized revenue attributable to unsatisfied performance obligations expected to be recognized in the future was $252,979 thousand. Of this amount, we expect to recognize approximately $205,854 thousand in 2023, $43,172 thousand in 2024, and $3,953 thousand in 2025. These amounts include only fixed consideration.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Accounts Receivable and Allowance for Credit Losses

The Company’s balance for accounts receivable on the Combined Balance Sheets as of December 25, 2022 and December 26, 2021 are primarily from contracts with customers. The Company had no material expense for credit losses in the years ended December 25, 2022 or December 26, 2021.

Disaggregation of revenues

The Company disaggregates its revenues from contracts with customers by category: Home Video and Digital, Broadcast and Licensing and Production and Other. Information by major revenue stream and a reconciliation to reported amounts are as follows:

(In thousands)	2022	2021
Home Video, Digital and Theatrical	$31,803	$46,714
Broadcast and Licensing	242,526	266,965
Production and Other	553,482	607,364

Total revenues	$827,811	$921,043

See further discussion of the Company’s revenue recognition policy in Note 2.

(4)	Other Comprehensive Loss

Components of other comprehensive loss are presented within the Combined Statements of Comprehensive Loss. The following table presents the related tax effects on changes in other comprehensive loss for each of the two fiscal years ended December 25, 2022 and December 26, 2021.

(In thousands)	2022	2021
Other comprehensive earnings (loss), tax effect:
Tax expense on cash flow hedging activities	$(420)	$(616)
Tax (expense) benefit on foreign currency translation amounts	—	—
Reclassifications to earnings, tax effect:
Tax expense on net losses on cash flow hedging activities	404	203

Total tax effect on other comprehensive loss attributable to Entertainment One Film and Television Business Film and Television	$(16)	$(413)

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Changes in the components of accumulated other comprehensive loss, net of tax for each of the two fiscal years ended December 25, 2022 and December 26, 2021 are as follows:

(In thousands)	Gains (Losses) on Derivative Instruments	Foreign Currency Translation Adjustments	Total Accumulated Other Comprehensive Earnings (Loss)
2022
Balance at December 26, 2021	$1,886	$3,392	$5,278
Current period other comprehensive earnings (loss)	1,535	(33,066)	(31,531)
Reclassifications from AOCE to earnings	(2,124)	—	(2,124)

Balance at December 25, 2022	$1,297	$(29,674)	$(28,377)

2021
Balance at December 27, 2020	$(611)	$(2,833)	$(3,444)
Current period other comprehensive earnings	3,564	6,225	9,789
Reclassifications from AOCE to earnings	(1,067)	—	(1,067)

Balance at December 26, 2021	$1,886	$3,392	$5,278

Gains (Losses) on Derivative Instruments

At December 25, 2022, the Company had remaining net deferred gains on foreign currency forward contracts, net of tax, of $1,297 thousand in AOCE. These instruments hedge payments related to television and movie production costs paid in 2022 or expected to be paid in 2023 or 2024. These amounts will be reclassified into the Combined Statements of Operations upon recognition of the related costs.

The Company expects net deferred gains included in AOCE at December 25, 2022 to be reclassified to the Combined Statements of Operations within the next 12 months. However, the amount ultimately realized in earnings is dependent on the fair value of the hedging instruments on the settlement dates.

See Note 15 for additional discussion on reclassifications from AOCE to earnings.

(5)	Property, Plant and Equipment

(In thousands)	2022	2021
Computer software and hardware	$27,802	$16,969
Furniture and fixtures	2,466	9,434
Leasehold improvements	16,108	16,035
Less accumulated depreciation	(17,680)	(11,359)

Total property, plant and equipment, net	$28,696	$31,079

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Expenditures for maintenance and repairs which do not materially extend the life of the assets are charged to operations as incurred. In 2022 and 2021 the Company recorded $7,028 thousand and $6,808 thousand, respectively, of depreciation expense.

See Note 14 for additional discussion on right of use assets.

(6)	Goodwill and Other Intangible Assets

Goodwill

The Company’s goodwill was derived from Hasbro’s acquisition in 2019 where the purchase price exceeded the fair value of the net assets acquired. After the allocation of fair values associated with the Acquisition was completed, the Company’s goodwill was approximately $231,000 thousand. The carrying amount of goodwill did not change during the reporting period. The Company performs an annual impairment assessment on goodwill. This annual impairment assessment is performed in the fourth quarter of the Company’s fiscal year. In addition, if an event occurs or circumstances change that indicate that the carrying value may not be recoverable, the Company will perform an interim impairment test at that time.

During the fourth quarters of 2022 and 2021, the Company performed a qualitative goodwill assessment. Based on the qualitative assessments, the Company determined it was not more likely than not that the carrying value exceeded the fair value of the reporting unit and as a result, the Company concluded it was not necessary to perform a quantitative test for impairment of goodwill.

Accordingly, no goodwill impairment was recorded for each of the years ended December 25, 2022 and December 26, 2021.

Other Intangible Assets, Net

The following table represents a summary of the Company’s other intangible assets, net at December 25, 2022 and December 26, 2021:

(In thousands)	2022	2021
Exclusive content agreements and libraries	$89,481	$95,510
Trade name	85,000	85,000
Accumulated amortization	(55,486)	(38,670)

Total other intangibles assets, net	$118,995	$141,840

The Company’s other intangible assets are amortized straight line over their remaining useful lives, and accumulated amortization of these other intangibles is reflected in other intangible assets, net in the accompanying Combined Balance Sheets.

Intangible assets are reviewed for indications of impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable.

The Company will continue to incur amortization expense related to its exclusive content agreements and libraries and trade name. The Company currently estimates amortization expense related to the above intangible

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

assets to be $19,311 thousand for each of the next four years ended 2023 through 2026, with the exclusive content agreements and libraries fully amortizing in the year ended December 2026. Expected amortization expense related to the trade name will be $5,667 thousand in 2027.

(7)	Investments in Productions and Investments in Acquired Content Rights

Investments in productions and investments in acquired content rights are predominantly monetized on a title-by-title basis and are recorded within other assets in the Company’s Combined Balance Sheets, to the extent they are considered recoverable against future revenues. These amounts are being amortized to program cost amortization using a model that reflects the consumption of the asset as it is released through various channels including broadcast licenses, theatrical release and home entertainment. Amounts capitalized are reviewed periodically on an individual film basis and any portion of the unamortized amount that appears not to be recoverable from future net revenues is expensed as part of program cost amortization during the period the loss becomes evident.

Programming costs consist of the following at December 25, 2022 and December 26, 2021:

(In thousands)	2022	2021
Investment in Films and Television Programs:
Individual monetization
Released, net of amortization	$489,756	$446,392
Completed and not released	78,644	25,450
In production	21,915	50,755
Pre-production	103,687	73,788

Total program investments	$694,002	$596,385

The Company recorded $492,474 thousand of program cost amortization related to released programming during 2022, consisting of the following:

(In thousands)	Investment in Production	Investment in Content	Total
Program cost amortization	$431,996	$60,478	$492,474

Based on management’s total revenue estimates at December 25, 2022, the Company’s expected future amortization expenses for capitalized programming costs over the next three years are as follows:

(In thousands)	2023	2024	2025
Estimated Future Amortization Expense:
Individual monetization
Released	$(109,119)	$(67,227)	$(58,166)
Completed and not released	(42,310)	N/A	N/A

Total	$(151,429)	$(67,227)	$(58,166)

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

In the normal course of its business, the Company also enters into contracts related to obtaining right of first refusal (“first look deals”) to purchase, distribute, or license certain entertainment projects or content. See Note 17 for more information on the Company’s expected future payments for first look deals.

(8)	Accrued Liabilities

Components of accrued liabilities for the fiscal years ended on December 25, 2022 and December 26, 2021 are as follows:

(In thousands)	2022	2021
Accrued expenses IIP & IIC	$78,923	$72,827
Severance	21,131	2,688
Payroll	20,793	34,300
Current lease liability	8,155	9,306
Accrued taxes	20,089	—
Other	58,161	53,819

Total accrued liabilities	$207,252	$172,940

(9)	Production Financing

Production Financing

The Company uses production financing to fund certain of its television and film productions which are arranged on an individual production basis by either special purpose production subsidiaries, each secured by the assets and future revenues of such production subsidiaries, which are non-recourse to the Company’s assets, or through a senior revolving credit facility obtained in November 2021, dedicated to production financing.

Interest is charged at bank prime rate plus a margin based on the risk of the respective production. The weighted average interest rate on all production financing as of December 25, 2022 was 3.3%.

The Company’s senior revolving film and television production credit facility (the “RPCF”) with MUFG Union Bank, N.A., as administrative agent and lender and certain other financial institutions, as lenders thereto (the “Revolving Production Financing Agreement”) provides the Company with commitments having a maximum aggregate principal amount of $250 thousand. The Revolving Production Financing Agreement also provides the Company with the option to request a commitment increase up to an aggregate additional amount of $150 thousand subject to agreement of the lenders. The Revolving Production Financing Agreement extends through November 22, 2024. The Company uses the RPCF to fund certain of the Company’s original film and TV production costs. Borrowings under the RPCF are non-recourse to the Company’s assets.

The Company has U.S. dollar production credit facilities and Canadian dollar and U.S. dollar production loans with various banks. For all periods presented, the carrying value approximated fair value. The carrying amounts of each component of Production Financing were as follows:

(In thousands)	Production Loans	Credit Facilities	Total Production Financing
As of December 25, 2022	$53,198	$141,583	$194,781

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

The following table represents the movements in production financing during 2022:

(In thousands)	Production Financing
Balance at December 26, 2021	$170,053
Drawdown	257,884
Repayments	(230,974)
Foreign exchange differences	(2,182)

Balance at December 25, 2022	$194,781

The Company expects to repay all of its outstanding production financing loans in 2023.

(10)	Income Taxes

The components of earnings (loss) before income taxes, determined by tax jurisdiction, are as follows:

(In thousands)	2022	2021
United States	$(25,855)	$17,656
International	18,532	(27,928)

Total loss before income taxes	$(7,323)	$(10,272)

Income tax expense (benefit) attributable to loss before income taxes are:

(In thousands)	2022	2021
Current
United States	$—	$—
State and local	526	802
International	9,634	(778)
	10,160	24
Deferred
United States	—	—
State and local	—	—
International	2,578	1,445
	2,578	1,445

Total income taxes	$12,738	$1,469

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

A reconciliation of the statutory United States federal income tax rate to the Company’s effective income tax rate is as follows:

(In thousands)	2022	2021
Statutory income tax rate	$(1,538)	$(2,157)
State and local income taxes, net	(1,203)	650
Tax on international earnings	(1,269)	(297)
Change in valuation allowance	23,579	11,041
Deferred tax rate change	(848)	5,748
Loss on disposition of business	(1,514)	—
Uncertain tax positions	380	(6,393)
Partnership interest	(420)	(420)
Provision to return adjustments	(4,707)	(6,029)
Other permanent adjustments	278	(674)

	$12,738	$1,469

The components of deferred income tax expense (benefit) arise from various temporary differences and relate to items included in the Combined Statements of Operations as well as items recognized in other comprehensive earnings. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 25, 2022 and December 26, 2021 are:

(In thousands)	2022	2021
Deferred Tax Assets
Interest carryforward	$10,050	7,920
Lease liability	16,663	8,902
Depreciation and amortization of long-lived assets	24,039	6,283
Other compensation	6,571	1,016
Loss and credit carryforwards	232,437	249,644
Other	8,504	12,032

Gross deferred tax asset	298,264	285,797

Deferred Tax Liabilities
Right of use asset	16,277	8,834
Depreciation and amortization of long-lived assets	26,260	31,160
Other	5,038	7,475

Gross deferred tax liabilities	47,575	47,469
Valuation allowance	(267,106)	(253,797)

Net deferred income taxes	$(16,417)	$(15,469)

The most significant amount of the loss and credit carryforwards relate to tax attributes of the acquired eOne entities that historically operated at losses in certain jurisdictions. At December 25, 2022, the Company has loss and credit carry forwards of $232,437 thousand, which is a decrease of $17,208 thousand from $249,644 thousand at December 26, 2021. Loss and credit carryforwards as of December 25, 2022 relate primarily to the

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

U.S. and Canada. The Canadian loss carry forwards expire at various dates from 2031 to 2042. Some U.S. federal, state and international loss and credit carryforwards expire at various dates throughout 2023 while others have an indefinite carryforward period.

The recoverability of these future tax deductions and credits is evaluated by assessing the adequacy of future expected taxable income from all sources, including taxable income in prior carryback years, reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. To the extent the Company does not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is generally established. To the extent that a valuation allowance was established and it is subsequently determined that it is more likely than not that the deferred tax assets will be recovered, the change in the valuation allowance is recognized in the Combined Statements of Operations.

The Company has a valuation allowance for certain net deferred tax assets at December 25, 2022 of $267,106 thousand, which is an increase of $13,309 thousand from $253,797 thousand at December 26, 2021. The valuation allowance pertains to certain U.S. state and international loss and credit carryforwards, some of which have no expiration and others that expire beginning in 2023, and other net deferred tax assets. The increase in the valuation allowance is primarily due to increases in certain net deferred tax assets with no corresponding tax benefit.

At December 25, 2022 and December 26, 2021, the Company’s net deferred income taxes are recorded in the Combined Balance Sheets as follows:

(In thousands)	2022	2021
Other assets	$—	$—
Other liabilities	(16,417)	(15,469)

Net deferred income taxes	$(16,417)	$(15,469)

A reconciliation of unrecognized tax benefits, excluding potential interest and penalties, for the fiscal years ended December 25, 2022, and December 26, 2021 is as follows:

(In thousands)	2022	2021
Balance at beginning of year	$23,850	$31,535
Gross increase in prior period tax positions	—	—
Gross decrease in prior period tax positions	(2,137)	(2,137)
Gross increase in current period tax positions	—	—
Decrease related to settlements with tax authorities	(143)	(5,548)

Decreases from the expiration of statute of limitations	$21,570	$23,850

Some of the unrecognized tax benefits as of December 25, 2022, and December 26, 2021 were recorded within Other liabilities in the Company’s Combined Balance Sheets, and some of the unrecognized tax benefits are netted within the Deferred tax assets, which may include a valuation allowance against the assets. If recognized, these tax benefits would have affected our income tax provision for fiscal years 2022, and 2021 by approximately $5,000 thousand and $5,000 thousand, respectively.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

(11)	Fair Value of Financial Instruments

The Company measures certain financial instruments at fair value. The fair value hierarchy consists of three levels: Level 1 fair values are based on quoted market prices in active markets for identical assets or liabilities that the entity has the ability to access; Level 2 fair values are those based on quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities; and Level 3 fair values are based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. There have been no transfers between levels within the fair value hierarchy.

Accounting standards permit entities to measure many financial instruments and certain other items at fair value and establish presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities.

At December 25, 2022 and December 26, 2021, the Company had the following assets and liabilities measured using Level 2 fair value indicators in its Combined Balance Sheets:

(In thousands)	Fair Value
December 25, 2022
Assets:
Derivatives	$6,744

Total assets	$6,744

Liabilities:
Derivatives	$2,266

Total liabilities	$2,266

December 26, 2021
Assets:
Derivatives	$4,294

Total assets	$4,294

Liabilities:
Derivatives	$1,613

Total liabilities	$1,613

The Company’s derivatives consist of foreign currency forward contracts. The Company uses current forward rates of the respective foreign currencies to measure the fair value of these contracts.

(12)	Stock Options and Other Stock Awards

Hasbro has share-based compensation plans under which it grants restricted stock units (RSUs) and performance share units (PSUs) to certain management level employees. In addition, employees and non-employee directors of the Company may be granted options to purchase shares of Hasbro’s common stock at the fair market value at the time of grant.

For the periods presented, the Company has recorded share-based compensation expense directly attributable to employees in the Entertainment One Film and Television Business. Total allocated share-based

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

compensation expense and the associated income tax benefits recognized by the Company within General and Administration in the Combined Statement of Operations are as follows:

(In thousands)	2022	2021
Share-based compensation expense	$4,506	$3,735
Income tax benefits	(128)	(106)

Total share-based compensation expense after income taxes	$4,378	$3,629

(13)	Pension, Postretirement and Postemployment Benefits

Pension and Postretirement Benefits

Expenses related to the Company’s defined contribution plans for 2022 and 2021 were approximately $1,305 thousand and $1,346 thousand, respectively.

Postemployment Benefits

Hasbro has several plans covering certain groups of employees, which may provide benefits to such employees following their period of active employment but prior to their retirement. These plans include certain severance plans which provide benefits to employees involuntarily terminated and certain plans which continue Hasbro’s health and life insurance contributions for employees who have left Hasbro’s employ under terms of its long-term disability plan. For the periods presented, the Company has recorded postemployment benefits expense directly attributable to employees in the Entertainment One Film and Television Business.

(14)	Leases

The Company occupies offices under various operating lease arrangements. The Company has no finance leases. The leases have remaining terms of 1 to 7 years, some of which include options to extend lease terms or options to terminate current lease terms at certain times, subject to notice requirements set out in the lease agreement. Payments under certain of the lease agreements may be subject to adjustment based on a consumer price index or other inflationary indices. The lease liability for such lease agreements as of the adoption date, was based on fixed payments as of the adoption date. Any adjustments to these payments based on the related indices will be recorded to expense as incurred. Leases with an expected term of 12 months or less are not capitalized. Lease expense under such leases is recorded straight line over the life of the lease. The Company expenses non-lease components as incurred for real estate leases.

The rent expense under such arrangements and similar arrangements that do not qualify as leases under ASU 2016-02, net of sublease income amounted to $13,679 thousand and $15,303 thousand, respectively, for each of the years ended December 25, 2022 and December 26, 2021, and was not material to the Company’s financial statements nor were expenses related to short term leases (expected term less than twelve months) or variable lease payments during those same periods.

All leases expire prior to 2030. Real estate taxes, insurance and maintenance expenses are generally obligations of the Company. Operating leases often contain renewal options. In those locations in which the Company continues to operate, management expects that, in the normal course of business, leases that expire will be renewed or replaced by leases on other properties.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Information related to the Company’s leases for the years ended December 25, 2022 and December 26, 2021 is as follows:

(In thousands)	2022	2021
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$10,100	$10,479
Right-of-use assets obtained in exchange for lease:
Operating leases net of lease modifications	38,233	48,531

Weighted Average Remaining Lease Term:
Operating leases	5.4 years	6.1 years
Weighted Average Discount Rate:
Operating leases	1.7%	1.7%

The following is a reconciliation of future undiscounted cash flows to the operating liabilities, and the related right of use assets, included in our Combined Balance Sheets as of December 25, 2022:

(In thousands)	Year Ended December 25, 2022
2023	$8,991
2024	7,671
2025	7,739
2026	5,524
2027	5,203
2028 and thereafter	5,963

Total future lease payments	41,091
Less imputed interest	1,924

Present value of future operating lease payments	39,167
Less current portion of operating lease liabilities (1)	8,155

Non-current operating lease liability (2)	31,012

Operating lease right-of-use assets, net (3)	$38,233

(1)	Included in Accrued liabilities on the Combined Balance Sheets
(2)	Included in Other liabilities on the Combined Balance Sheets
(3)	Included in Operating lease right-of-use assets on the Combined Balance Sheets

(15)	Derivative Financial Instruments

The Company uses foreign currency forward and option contracts to mitigate the impact of currency rate fluctuations on firmly committed and projected future foreign currency transactions. These over-the-counter contracts, which hedge future currency requirements related to television and film production cost and production financing facilities (see Note 9 as well as other cross-border transactions not denominated in the functional currency of the business unit), are primarily denominated in United States and Canadian Dollars,

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Pound Sterling and Euros. All contracts are entered into with a number of counterparties, all of which are major financial institutions. The Company believes that a default by a single counterparty would not have a material adverse effect on the financial condition of the Company. The Company does not enter into derivative financial instruments for speculative purposes.

Cash Flow Hedges

All the Company’s designated foreign currency forward contracts are considered to be cash flow hedges. These instruments hedge a portion of the Company’s currency requirements associated with certain production financing loans and other cross-border transactions, primarily in years 2023 and to a lesser extent, 2024.

At December 25, 2022 and December 26, 2021, the notional amounts and fair values of the Company’s foreign currency forward and option contracts designated as cash flow hedging instruments were as follows:

	2022		2021
(In thousands)	Notional Amount	Fair Value	Notional Amount	Fair Value
Hedged Transaction

Foreign currency denominated expense	78,298	1,706	166,225	2,222

The fair values of the Company’s foreign currency forward contracts designated as cash flow hedges are recorded in the Combined Balance Sheets at December 25, 2022 and December 26, 2021 as follows:

(In thousands)	2022	2021
Prepaid expenses and other current assets
Unrealized gains	$2,051	$2,739
Unrealized losses	—	—

Net unrealized gains	$2,051	$2,739

Accrued liabilities
Unrealized gains	$—	$—
Unrealized losses	(292)	(517)

Net unrealized losses	$(292)	$(517)

Net gains on cash flow hedging activities have been reclassified from other comprehensive loss to net earnings for the years ended December 25, 2022 and December 26, 2021 as follows:

(In thousands)	2022	2021
Combined Statements of Operations Classification

Other income, net	2,124	(1,067)

Net realized gains	$2,124	$(1,067)

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Undesignated Hedges

To manage transactional exposure to fair value movements on certain monetary assets and liabilities denominated in foreign currencies, the Company has implemented a balance sheet hedging program. The Company does not use hedge accounting for these contracts as changes in the fair values of these contracts are offset by changes in the fair value of the balance sheet items. As of December 25, 2022 and December 26, 2021, the total notional amounts of the Company’s undesignated derivative instruments were $296,474 thousand and $505,414 thousand, respectively.

At December 25, 2022 and December 26, 2021, the fair values of the Company’s undesignated derivative financial instruments are recorded in the Combined Balance Sheets as follows:

(In thousands)	2022	2021
Prepaid expenses and other current assets
Unrealized gains	$4,693	$1,555
Unrealized losses	—	—

Net unrealized gains	4,693	1,555

Accrued liabilities
Unrealized gains	—	—
Unrealized losses	(1,974)	(1,096)

Net unrealized losses	(1,974)	(1,096)

Total unrealized (losses) gains, net	$2,719	$459

The Company recorded net gains (losses) of $2,766 thousand and $(1,427) thousand on these instruments to other (income) expense, net for 2022 and 2021, respectively, relating to the change in fair value of such derivatives, substantially offsetting gains and losses from the change in fair value of the items to which the instruments relate.

For additional information related to the Company’s derivative financial instruments see Notes 4 and 11.

(16)	Restructuring Actions

During 2020, the Company took certain integration actions related to the acquisition of eOne by Hasbro in 2019.

During 2022, in support of Blueprint 2.0, the Parent announced an Operational Excellence program which the Company took certain restructuring actions, including global workforce reductions, resulting in severance and other employee charges of $23,846 thousand recorded in General and Administration.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

The detail of activity related to the Company’s programs as of December 25, 2022 is as follows:

	Integration Program	Operational Excellence Program
Remaining amounts to be paid as of December 27, 2020	$11,121	$—
Payments made in 2021	(8,542)	—

Remaining amounts to be paid as of December 26, 2021	2,579	—
2022 restructuring charges	—	23,846
Payments made in 2022	(1,616)	(3,678)

Remaining amounts to be paid as of December 25, 2022	$963	$20,168

(17)	Commitments and Contingencies

The Company enters into license agreements with strategic partners for the use of intellectual properties in its content. Certain of these agreements contain provisions for the payment of guaranteed or minimum royalty amounts. In addition, the Company enters into contractual commitments to obtain film and television content distribution rights and minimum guarantee commitments related to the purchase of film and television rights for content to be delivered in the future. Under terms of existing agreements as of December 25, 2022, the Company may, provided the other party meets their contractual commitment, be required to pay amounts as follows: 2023: $24,609 thousand; 2024: $1,545 thousand.

The Company enters into contracts with certain partners which among other things, provide the Company with the right of first refusal to purchase, distribute, or license certain entertainment projects or content. At December 25, 2022, the Company estimates that it may be obligated to pay $16,792 thousand and $3,638 thousand, in 2023 and 2024, respectively, related to such agreements.

The Company is party to certain legal proceedings, as well as certain asserted and unasserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the Combined Financial Statements.

See Note 14 for additional information on the Company’s future lease payment commitments. See Note 9 for additional information on the Company’s long-term debt and production financing repayments.

(18)	Related Parties

The Company has not historically operated as a standalone business and the Combined Financial Statements are derived from the Consolidated Financial Statements and accounting records of Hasbro. The following disclosure summarizes activity between the Company and Hasbro. The Company historically settles intercompany transaction between entities and will net settle intercompany transactions to parent equity prior to close.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

Cost Allocations from Hasbro

Hasbro provides certain services including treasury, tax and legal functions to the Company. The Combined Financial Statements reflect an allocation of these costs. See Note 1 for a discussion of these costs and the methodology used to allocate them.

These allocations are reflected in the Combined Statement of Operations as follows:

(In thousands)	2022	2021
General and administration expenses	$1,008	$261

Management believes these cost allocations are a reasonable reflection of the utilization of services provided to, or the benefit derived by, the Company during the periods presented. The allocations may not, however, be indicative of the actual expenses that would have been incurred had the Company operated as a standalone public company. Actual costs that may have been incurred if the Company had been a standalone public company would depend on a number of factors, including the chosen organizational structure, whether the functions were outsourced or performed by Company’s employees, and strategic decisions made in areas such as manufacturing, selling and marketing, research and development, information technology and infrastructure.

Net Parent Investment

“Net parent investment” represents Hasbro’s interest in the net assets of the Company. The net parent investment balance represents the cumulative net investment by Hasbro in the Company through the periods presented, including any prior net earnings (loss) or comprehensive earnings (loss) attributed to the Company. Certain transactions between the Company and other related parties, including allocated expenses, are also included in and reflected as a change in the Company’s net parent investment in the Combined Balance Sheets.

(In thousands)	2022	2021
Net Parent Investment
Corporate allocations	1,008	261
Share-based compensation funded by Parent	4,506	3,735

Net increase in Net Parent Investment	$5,514	$3,996

Related Party Distribution Arrangements

In the ordinary course of business, the Company distributes Hasbro IP-related content through various physical and digital distribution arrangements. Expenses related to these related party distribution arrangements may not be indicative of the actual expenses the Company would have incurred as a separate, stand-alone company or of the costs the Company will incur in the future.

Expenses related to these arrangements were $3,656 thousand and $5,625 thousand in the Combined Statement of Operations for the years ended December 25, 2022 and December 26, 2021, respectively.

(19)	Subsequent Events

The Company has performed an evaluation of subsequent events through January 17, 2024, which is the which is the date the financial statements were available to be issued.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Combined Financial Statements

(Thousands of Dollars)

During the second quarter of 2023, the Company determined that a triggering event occurred following a downward revision of the Company’s financial forecast, driven by challenging industry conditions that included the strike by the Writers Guild of America. As a result, the Company performed a quantitative impairment test and determined that the goodwill related to the Film and TV business was impaired. During the second quarter of 2023, the Company recorded pre-tax non-cash impairment charges of $296,167 thousand as the carrying value of the goodwill exceeded its expected fair value, as determined using a discounted cash flow model which is primarily based on management’s future revenue and cost estimates. These impairment charges consisted of a $231,000 thousand goodwill impairment charge associated with goodwill assigned to the Film and TV business, recorded within Impairment of Goodwill and a $65,167 thousand intangible asset impairment charge related to the Company’s definite-lived intangible eOne Trade Name. These charges are recorded in General and Administration costs, within the Combined Statements of Operations for the quarter and six months ended July 2, 2023.

On December 27, 2023, Hasbro completed the sale of all of the issued and outstanding equity interests of the eOne Film and Television business to Lionsgate. See Footnote 1 for additional information on the Transaction.

Exhibit 99.2

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Condensed Combined Financial Statements

For the Nine Months Ended October 1, 2023 and September 25, 2022

(Unaudited)

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Condensed Combined Balance Sheets

October 1, 2023 and December 25, 2022

(Thousands of Dollars)

	October 1, 2023	December 25, 2022
ASSETS
Current assets
Cash and cash equivalents, including restricted cash of $4,133 in 2023 and $13,600 in 2022	$71,022	$91,077
Accounts receivable, less allowance for credit losses of $1,398 in 2023 and $2,266 in 2022	85,186	157,749
Inventories	2,730	2,974
Prepaid expenses and other current assets	410,374	423,456

Total current assets	569,312	675,256

Operating lease right-of-use assets	29,233	38,233
Property, plant and equipment, net	22,273	28,696
Investment in productions and investments in acquired content rights	731,855	694,002
Goodwill	—	231,000
Other intangibles, net	42,402	118,995
Other	113,029	115,091

Total assets	$1,508,104	$1,901,273

LIABILITIES, NONCONTROLLING INTERESTS AND PARENT EQUITY
Current liabilities
Production financing	$150,096	$194,781
Accounts payable	22,631	29,833
Deferred revenue	26,484	22,991
Accrued participation and residuals	229,823	267,037
Accrued liabilities	136,727	207,252

Total current liabilities	565,761	721,894

Long-term operating lease liabilities	25,643	31,012
Deferred revenue	1,098	714
Other liabilities	13,785	32,175

Total liabilities	606,287	785,795

Commitments and contingencies (Note 14)
Redeemable noncontrolling interests	—	—
Parent equity
Net parent investment	929,651	1,143,855
Accumulated other comprehensive loss	(27,834)	(28,377)

Total parent equity	901,817	1,115,478

Total liabilities, noncontrolling interests and parent equity	$1,508,104	$1,901,273

See accompanying notes to Condensed Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Condensed Combined Statements of Operations

For the Nine Months Ended October 1, 2023 and September 25, 2022

(Thousands of Dollars)

	2023	2022
Net revenues	$419,325	$518,174
Costs and expenses:
Direct operating	320,545	394,479
Distribution and marketing	28,384	12,548
General and administration	87,555	98,221
Depreciation and amortization	18,476	19,584
Impairment of goodwill and trade name	296,167	—
Total costs and expenses	751,127	524,832

Operating loss	(331,802)	(6,658)

Interest expense	29,389	7,261
Interest income	(5,481)	(1,951)
Other expense, net	2,759	311

Loss before income taxes	$(358,469)	$(12,279)
Income tax provision (benefit)	(38,349)	11,237

Net loss	(320,120)	(23,516)
Less: Net earnings attributable to noncontrolling interests	—	576

Net loss attributable to Entertainment One Film and Television Business	$(320,120)	$(24,092)

See accompanying notes to Condensed Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Condensed Combined Statements of Comprehensive Loss

For the Nine Months Ended October 1, 2023 and September 25, 2022

(Thousands of Dollars)

	2023	2022
Net loss	$(320,120)	$(23,516)
Other comprehensive earnings (loss):
Foreign currency translation adjustments, net of tax	1,894	(37,978)
Net gains on cash flow hedging activities, net of tax	408	8,083
Reclassifications to earnings, net of tax:
Net losses on cash flow hedging activities	(1,759)	(1,186)

Other comprehensive earnings (loss), net of tax	543	(31,081)

Total comprehensive loss, net of tax	(319,577)	(54,597)
Total comprehensive earnings attributable to noncontrolling interests	—	576

Total comprehensive loss attributable to Entertainment One Film and Television Business	$(319,577)	$(55,173)

See accompanying notes to Condensed Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Condensed Combined Statements of Cash Flows

For the Nine Months Ended October 1, 2023 and September 25, 2022

(Thousands of Dollars)

	2023	2022
Cash flows from operating activities:
Net loss	$(320,120)	$(23,516)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property, plant and equipment	6,815	5,293
Amortization of intangible assets	11,661	14,291
Program cost amortization	249,848	318,966
Share-based compensation funded by Parent	8,223	3,019
Non-cash lease expense	9,049	6,560
Deferred income taxes	(41,902)	(38)
Impairment of goodwill and trade name	296,167	—
Other non-cash items	(1,351)	6,897
Changes in assets and liabilities:
Decrease in accounts receivable	47,262	4,799
Decrease (increase) in inventories	245	(290)
Decrease in prepaid expenses and other current assets	27,817	4,221
Program spend	(304,052)	(453,483)
Increase (decrease) in accounts payable	(7,503)	10,071
Increase (decrease) in accrued liabilities	(41,829)	39,422
Decrease in accrued participation and residuals	(37,829)	(11,922)
Increase in deferred revenue	3,845	14,438
Decrease in Other noncurrent liabilities	(7,357)	(1,279)
Decrease (increase) in Other noncurrent assets	27,347	(41,186)

Net cash used in operating activities	(73,664)	(103,737)

Investing activities:
Additions to Property, plant and equipment	(478)	(4,972)

Net cash used in investing activities	(478)	(4,972)

Financing activities:
Buyout of redeemable noncontrolling interest	—	(18,500)
Distributions to noncontrolling interests	—	(1,900)
Net proceeds from borrowings	117,944	204,032
Repayments of borrowings	(162,029)	(188,752)
Financing transactions with Parent, net	97,445	79,895

Net cash provided by financing activities	53,360	74,775

Effect of exchange rate changes on cash and cash equivalents	727	(980)

Change in cash and cash equivalents and restricted cash	(20,055)	(34,914)
Cash, cash equivalents and restricted cash at beginning of period	91,077	132,880

Cash, cash equivalents and restricted cash at end of period	$71,022	$97,966

Supplemental information
Income taxes paid	$(8,948)	$(2,824)

Interest paid	$(9,626)	$(202)

See accompanying notes to Condensed Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Condensed Combined Statements of Parent Equity and Redeemable Non-Controlling Interest

For the Nine Months Ended October 1, 2023 and September 25, 2022

(Thousands of Dollars)

	2023	2022
Net Parent Investment
Balance at the beginning of the period	$1,143,855	$1,028,975
Net loss attributable to Entertainment One Film and Television Business	(320,120)	(24,092)
Share-based compensation funded by Parent	8,223	3,019
Net contributions from Parent	97,693	86,737

Balance at the end of the period	$929,651	$1,094,639

Accumulated Other Comprehensive Earnings (Loss), net of tax
Balance at the beginning of the period	$(28,377)	$5,278
Other comprehensive earnings (loss)	543	(31,081)

Balance at the end of the period	(27,834)	(25,803)

Total Parent Equity	$901,817	$1,068,836

Redeemable Non-Controlling Interest
Balance at the beginning of the period	$—	$23,938
Distributions paid to noncontrolling owners and other foreign exchange	—	(1,500)
Buyout of redeemable noncontrolling interest	—	(23,014)
Net earnings attributable to noncontrolling interests	—	576

Balance at the end of the period	$—	$—

See accompanying notes to Condensed Combined Financial Statements.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

(1)	Description of Business and Basis of Presentation

Description of Business

The accompanying Condensed Combined Financial Statements include the accounts of operations that comprise the Entertainment One (“eOne”) Film and Television operations of Hasbro, Inc. (“Hasbro” or the “Parent”) (the “Company”). The eOne Film and Television business produces scripted and unscripted television and motion pictures with global distribution and an extensive film and television library. To the extent that an asset, liability, revenue, or expense is directly associated with the Company, it is reflected in the accompanying Condensed Combined Financial Statements.

On August 3, 2023, Hasbro and certain of its wholly and majority owned subsidiaries entered into a definitive agreement (the “Purchase Agreement”) to sell the Company’s film and television business to Lionsgate (the “Purchaser” or “Lionsgate”) for approximately $500,000 thousand (the “Transaction”). Upon consummation of the Transaction, the historical operations of the Company will be transferred to the Purchaser, and Hasbro and the Purchaser will enter into various commercial agreements designed to continue to serve their respective customers. The sale will include employees, a content library of nearly 6,500 titles, active productions for non-Hasbro owned IP and the eOne unscripted business, which will include rights for certain Hasbro-based shows.

The business does not include Hasbro’s Allspark operations, nor any active productions for Hasbro-owned IP such as Dungeons & Dragons. Consequently, these assets are not included in the accompanying Condensed Combined Financial Statements of the Company.

The accompanying Condensed Combined Financial Statements reflect the pushdown of acquisition accounting for the assets and liabilities which were directly attributable to the Company, and which existed as of the Lionsgate acquisition.

Basis Of Presentation

The Condensed Combined Financial Statements represent the operations of the Company and have been prepared on a “carve-out” basis. The Condensed Combined Financial Statements have been derived from Hasbro’s Consolidated Financial Statements and accounting records, and reflect the Condensed Combined Statements of Operations, Statements of Comprehensive Earnings, Balance Sheets, Cash Flows and Equity in accordance with accounting principles generally accepted in the United States (“GAAP”).

Hasbro provides certain corporate functions to the Company and costs associated with these provided services have been allocated to the Company. These allocations include treasury functions, tax services and employment legal functions. The costs of such services have been allocated to the Company based on an allocation metric which best represents the Company’s portion of corporate expenses incurred, primarily using the relative percentage of operating income. Management believes such allocations to be reasonable; however, they may not be indicative of the actual expenses that would have been incurred had the Company been operating as an independent company for the period presented. The cost allocations for these items are included in in “General and administration” in the Condensed Combined Statement of Operations. The total amounts of these cost allocations were approximately $299 thousand and $100 thousand for the nine months ended October 1, 2023 and September 25, 2022, respectively. See note 15.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

Hasbro maintains a number of share-based compensation programs at a corporate level. The Company’s employees participate in those programs, and as such, the Company was charged a portion of the expenses associated with these programs. The Company was directly attributed share-based compensation expenses of $8,223 thousand and $3,019 thousand for the nine months ended October 1, 2023 and September 25, 2022, respectively. The charges are included in “General and administration” in the Condensed Combined Statements of Operations.

Substantially all employees attributable to the Company are covered by defined contribution plans held by the Company, rather than Hasbro. These related expenses are all directly attributable to the Company and resulting liabilities are in Accrued liabilities in the Condensed Combined Balance Sheet.

“Net Parent Investment” represents Hasbro’s interest in the net assets of the Company. The net parent investment balance represents the cumulative net investment by Hasbro in the Company through the periods presented, including any prior net earnings (loss) or comprehensive earnings (loss) attributed to the Company. Certain transactions between the Company, including allocated expenses, are also included in and reflected as a change in the Company’s net parent investment in the Condensed Combined Balance Sheets.

The Company frequently engages in various activities with Hasbro, resulting in accounts receivable and accounts payable positions. These balances do not settle in cash and have been eliminated through Net Parent Investment for the periods presented. Additionally, intercompany transactions within the Film and Television business have been eliminated for the periods presented.

The Condensed Combined Financial Statements may not be indicative of future performance and do not necessarily reflect the Condensed Combined Statements of Operations, Balance Sheets, and Statement of Cash Flows had the Company operated as an independent business from Hasbro during the periods presented.

Preparation of Condensed Combined Financial Statements

The preparation of the Condensed Combined Financial Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Condensed Combined Financial Statements and notes thereto. Actual results could differ from those estimates.

The nine-month periods ended October 1, 2023 and September 25, 2022 were 40-week and 39-week periods, respectively. The results of operations for the nine months ended October 1, 2023 are not necessarily indicative of results to be expected for the full year 2023, nor were those of the comparable 2022 period representative of those actually experienced for the full year 2022.

The Condensed Combined Financial Statements may not be indicative of future performance and do not necessarily reflect the Condensed Combined Statement of Operations, Balance Sheet, and Statement of Cash Flows would have been had the Company operated as an independent business from Hasbro during the periods presented. To the extent that an asset, liability, revenue, or expense is directly associated with the Company, it is reflected in the accompanying Condensed Combined Financial Statements.

Impairment of Reporting Unit

During the second quarter of 2023, the Company determined that a triggering event occurred following a downward revision of the Company’s financial forecast, driven by challenging industry conditions that included

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

the strike by the Writers Guild of America. As a result, the Company performed a quantitative impairment test and determined that the Company’s reporting unit was impaired. During the second quarter of 2023, the Company recorded pre-tax non-cash impairment charges of $296,167 thousand as the carrying value of the reporting unit exceeded its expected fair value, as determined using a discounted cash flow model which is primarily based on management’s future revenue and cost estimates. These impairment charges consisted of a $231,000 thousand goodwill impairment charge associated with goodwill and a $65,167 thousand intangible asset impairment charge related to the Company’s definite-lived intangible eOne Trade Name, recorded in Impairment of goodwill and trade name, within the Consolidated Statements of Operations for the nine months ended October 1, 2023.

(2)	Revenue Recognition

Contract Assets

In the ordinary course of business, the Entertainment One Film & TV Business enters into contracts to license their intellectual property, providing licensees right-to-use or access such intellectual property for use in the production and for use within content for distribution over streaming platforms and for television and film. The Company also licenses owned television and film content for distribution to third parties in formats that include broadcast, theatrical and digital streaming. Through these arrangements, the Company may receive advanced royalty payments from licensees, either in advance of a licensees’ subsequent sales to customers or prior to the completion of the Company’s performance obligation. The Company defers revenues on all licenses until the respective performance obligations are satisfied. The Company records the aggregate deferred revenues as contract liabilities, with the current portion recorded within Accrued Liabilities and the long-term portion recorded as Other Liabilities in the Company’s Condensed Combined Balance Sheets. The Company records contract assets, primarily related to (1) minimum guarantees being recognized in advance of contractual invoicing, which are recognized ratably over the terms of the respective license periods, and (2) film and television distribution revenues recorded for content delivered, where payment will occur over the license term.

The Company’s contract assets are classified within the following financial statement line items in the Condensed Combined Balance Sheets at October 1, 2023 and December 25, 2022 as follows:

(In thousands)	2023	2022
Prepaid expenses and other current assets	$301,599	$319,045
Other	84,025	109,607

Contract assets	$385,624	$428,652

Deferred Revenue

Deferred revenue relates primarily to customer cash advances or deposits received prior to when the Company satisfies the corresponding performance obligation. Revenues of $16,430 thousand were recognized during the nine months ended October 1, 2023, related to the balance of deferred revenue at December 25, 2022.

Unsatisfied Performance Obligations

Unsatisfied performance obligations relate primarily to in-production television content to be delivered in the future under existing agreements with partnering content providers such as broadcasters, distributors,

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

television networks and subscription video on demand services. As of October 1, 2023, unrecognized revenue attributable to unsatisfied performance obligations expected to be recognized in the future was $120,516 thousand. Of this amount, we expect to recognize approximately $95,616 thousand in 2023, $22,801 thousand in 2024, and $1,959 thousand in 2025, and $140 thousand in 2026. These amounts include only fixed consideration.

Accounts Receivable and Allowance for Credit Losses

The Company’s balance for accounts receivable on the Condensed Combined Balance Sheets as of October 1, 2023 and December 25, 2022 are primarily from contracts with customers. The Company had no material expense for credit losses in the nine months ended October 1, 2023 or September 25, 2022.

Disaggregation of revenues

The Company disaggregates its revenues from contracts with customers by category: Home Video and Digital, Broadcast and Licensing and Production and Other. Information by major revenue stream and a reconciliation to reported amounts for the nine months ended October 1, 2023 and September 25, 2022 are as follows:

(In thousands)	2023	2022
Home Video, Digital and Theatrical	$18,873	$19,766
Broadcast and Licensing	138,208	129,528
Production and Other	262,244	368,880

Total revenues	$419,325	$518,174

(3)	Other Comprehensive Loss

Components of other comprehensive loss are presented within the Condensed Combined Statements of Comprehensive Loss. The following table presents the related tax effects on changes in other comprehensive loss for each of the nine months ended October 1, 2023 and September 25, 2022.

(In thousands)	2023	2022
Other comprehensive earnings (loss), tax effect:
Tax (expense) benefit on cash flow hedging activities	$(33)	$(1,911)
Tax (expense) benefit on foreign currency translation amounts	—	—
Reclassifications to earnings, tax effect:
Tax expense (benefit) on net (gains) losses on cash flow hedging activities	13	232

Total tax effect on other comprehensive loss attributable to Entertainment One Film and Television Business Film and Television	$(20)	$(1,679)

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

Changes in the components of accumulated other comprehensive loss, net of tax for each of the nine months ended October 1, 2023 and September 25, 2022 are as follows:

(In thousands)	Gains (Losses) on Derivative Instruments	Foreign Currency Translation Adjustments	Total Accumulated Other Comprehensive Earnings (Loss)
2023
Balance at December 25, 2022	$1,296	$(29,673)	$(28,377)
Current period other comprehensive earnings (loss)	408	1,894	2,302
Reclassifications from AOCE to earnings	(1,759)	—	(1,759)

Balance at October 1, 2023	$(55)	$(27,779)	$(27,834)

2022
Balance at December 26, 2021	$1,886	$3,392	$5,278
Current period other comprehensive earnings (loss)	8,083	(37,978)	(29,895)
Reclassifications from AOCE to earnings	(1,186)	—	(1,186)

Balance at September 25, 2022	$8,783	$(34,586)	$(25,803)

Gains (Losses) on Derivative Instruments

At October 1, 2023, the Company had remaining net deferred losses on foreign currency forward contracts, net of tax, of $55 thousand in AOCE. These instruments hedge payments related to television and movie production costs paid in 2023 or expected to be paid in 2024 or 2025. These amounts will be reclassified into the Condensed Combined Statements of Operations upon recognition of the related costs.

The company expects net deferred gains included in AOCE at October 1, 2023, to be reclassified to the Condensed Combined Statements of Operations within the next 12 months. However, the amount ultimately realized in earnings is dependent on the fair value of the hedging instruments on the settlement dates.

See note 12 for additional discussion on reclassifications from AOCE to earnings.

(4)	Property, Plant and Equipment

(In thousands)	October 1, 2023	December 25, 2022
Computer software and hardware	$27,980	$27,802
Furniture and fixtures	2,612	2,466
Leasehold improvements	16,148	16,108
Less accumulated depreciation	(24,467)	(17,680)

Total property, plant and equipment, net	$22,273	$28,696

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

Expenditures for maintenance and repairs which do not materially extend the life of the assets are charged to operations as incurred. In the nine months ended October 1, 2023 and September 25, 2022, the Company recorded $6,815 thousand and $5,293 thousand, respectively, of depreciation expense.

See note 11 for additional discussion on right of use assets.

(5)	Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of goodwill, for the nine months ended October 1, 2023 are as follows:

(In thousands)	Goodwill
Balance as of December 25, 2022	$231,000
Impairment during the period (1)	(231,000)

Balance as of October 1, 2023	$—

(1)	See note 1 for discussion of goodwill impairment recorded during the second quarter of 2023.

Other Intangible Assets, Net

The following table represents a summary of the Company’s other intangible assets, net at October 1, 2023 and December 25, 2022:

(In thousands)	2023	2022
Exclusive content agreements and libraries	$89,726	$89,481
Trade name (1)	—	85,000
Accumulated amortization	(47,324)	(55,486)

Total other intangibles assets, net	$42,402	$118,995

(1)	See note 1 for discussion of eOne Trade name impairment recorded during the second quarter of 2023.

The Company’s other intangible assets are amortized straight line over their remaining useful lives, and accumulated amortization of these other intangibles is reflected in other intangible assets, net in the accompanying Condensed Combined Balance Sheets.

Intangible assets are reviewed for indications of impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. See note 1 for discussion of eOne Trade name impairment recorded during the second quarter of 2023.

(6)	Investments in Productions and Investments in Acquired Content Rights

Investments in productions and investments in acquired content rights are predominantly monetized on a title-by-title basis and are recorded within other assets in the Company’s Condensed Combined Balance Sheets,

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

to the extent they are considered recoverable against future revenues. These amounts are being amortized to program cost amortization using a model that reflects the consumption of the asset as it is released through various channels including broadcast licenses, theatrical release and home entertainment. Amounts capitalized are reviewed periodically on an individual film basis and any portion of the unamortized amount that appears not to be recoverable from future net revenues is expensed as part of program cost amortization during the period the loss becomes evident. The Company’s unamortized investments in productions and investments in acquired content rights consisted of the following at October 1, 2023 and December 25, 2022:

(In thousands)	2023	2022
Investment in Films and Television Programs:
Individual monetization
Released, net of amortization	$463,657	$489,756
Completed and not released	68,741	78,644
In production	76,013	21,915
Pre-production	123,444	103,687

Total program investments	$731,855	$694,002

The Company recorded $249,848 thousand of program cost amortization related to released programming in the nine months ended October 1, 2023, consisting of the following:

(In thousands)	Investment in Production	Investment in Content	Total
Program cost amortization	$219,847	$30,001	$249,848

(7)	Accrued Liabilities

Components of accrued liabilities for the nine months ended October 1, 2023 and December 25, 2022 are as follows:

(In thousands)	2023	2022
Accrued expenses IIP & IIC	$48,012	$78,923
Severance	12,215	21,131
Payroll	6,417	20,793
Current lease liability	7,035	8,155
Accrued taxes	25,755	20,089
Other	37,293	58,161

Total accrued liabilities	$136,727	$207,252

(8)	Production Financing

Production Financing

The Company uses production financing to fund certain of its television and film productions which are arranged on an individual production basis by either special purpose production subsidiaries, each secured by the assets and future revenues of such production subsidiaries, which are non-recourse to the Company’s assets, or through a senior revolving credit facility obtained in November 2021, dedicated to production financing.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

Interest is charged at bank prime rate plus a margin based on the risk of the respective production. The weighted average interest rate on all production financing as of October 1, 2023 was 7.5%.

The Company’s senior revolving film and television production credit facility (the “RPCF”) with MUFG Union Bank, N.A., as administrative agent and lender and certain other financial institutions, as lenders thereto (the “Revolving Production Financing Agreement”) provides the Company with commitments having a maximum aggregate principal amount of $250,000 thousand. The Revolving Production Financing Agreement also provides the Company with the option to request a commitment increase up to an aggregate additional amount of $150,000 thousand subject to agreement of the lenders. The Revolving Production Financing Agreement extends through November 22, 2024. The Company uses the RPCF to fund certain of the Company’s original film and TV production costs. Borrowings under the RPCF are non-recourse to the Company’s assets.

The Company has U.S. dollar production credit facilities and Canadian dollar and U.S. dollar production loans with various banks. For all periods presented, the carrying value approximated fair value. The carrying amounts of each component of Production Financing were as follows:

(In thousands)	Production Loans	Credit Facilities	Total Production Financing
As of October 1, 2023	$8,185	$141,911	$150,096

The following table represents movements in production financing during the first nine months of 2023:

(In thousands)	Production Financing
Balance at December 25, 2022	$194,781
Drawdown	117,939
Repayments	(162,029)
Foreign exchange differences	(595)

Balance at October 1, 2023	$150,096

(9)	Income Taxes

In preparing the Film and TV carve-out financial statements, The Company has determined the tax provision for those operations on a separate return basis. The tax provision and the related tax disclosures set out below are not necessarily representative of the tax provision and the related tax disclosures that may arise in the future.

The Company files income tax returns in the United States and various state and international jurisdictions. In the normal course of business, the Company is regularly audited by U.S. federal, state and local, and international tax authorities in various tax jurisdictions.

Our effective tax rate (“ETR”) from continuing operations was 10.7% for the nine months ended October 1, 2023 and (91.5%) for the nine months ended September 25, 2022. The following items caused the year-to-date ETR to be significantly different from the prior year ETR:

•	During the nine months ended October 1, 2023, the Company recorded a net discrete tax benefit of $14,046 thousand primarily associated with a tax benefit on the impairment of eOne trade name in the

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

UK. During the nine months ended October 1, 2023, the Company also recorded a $3,553 thousand tax expense related to non-recoverable withholding tax in Canada and the US.

•

During the nine months ended September 25, 2022, the Company recorded a net discrete tax benefit of $1,747 thousand primarily associated with certain provision to return adjustments in the UK. During the nine months ended September 25, 2022, the Company also recorded $11,275 thousand of tax expense related to non-recoverable withholding tax in Canada and the US.

(10)	Fair Value of Financial Instruments

The Company measures certain financial instruments at fair value. The fair value hierarchy consists of three levels: Level 1 fair values are based on quoted market prices in active markets for identical assets or liabilities that the entity has the ability to access; Level 2 fair values are those based on quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities; and Level 3 fair values are based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. There have been no transfers between levels within the fair value hierarchy.

Accounting standards permit entities to measure many financial instruments and certain other items at fair value and establish presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities.

At October 1, 2023 and December 25, 2022, the Company had the following assets and liabilities measured using Level 2 fair value indicators in its Condensed Combined Balance Sheets:

(In thousands)	Fair Value
October 1, 2023
Assets:
Derivatives	$1,890

Total assets	$1,890

Liabilities:
Derivatives	$4,676

Total liabilities	$4,676

December 25, 2022
Assets:
Derivatives	$6,744

Total assets	$6,744

Liabilities:
Derivatives	$2,266

Total liabilities	$2,266

The Company’s derivatives consist of foreign currency forward contracts. The Company uses current forward rates of the respective foreign currencies to measure the fair value of these contracts.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

(11)	Leases

The Company occupies offices under various operating lease arrangements. The Company has no finance leases. The leases have remaining terms of 1 to 7 years, some of which include options to extend lease terms or options to terminate current lease terms at certain times, subject to notice requirements set out in the lease agreement. Payments under certain of the lease agreements may be subject to adjustment based on a consumer price index or other inflationary indices. The lease liability for such lease agreements as of the adoption date, was based on fixed payments as of the adoption date. Any adjustments to these payments based on the related indices will be recorded to expense as incurred. Leases with an expected term of 12 months or less are not capitalized. Lease expense under such leases is recorded straight line over the life of the lease. The Company expenses non-lease components as incurred for real estate leases.

The rent expense under such arrangements and similar arrangements that do not qualify as leases under ASU 2016-02, net of sublease income amounted to $7,820 thousand and $10,335 thousand, respectively, for each of the nine months period ended October 1, 2023 and September 25, 2022, and was not material to the Company’s financial statements nor were expenses related to short term leases (expected term less than twelve months) or variable lease payments during those same periods.

All leases expire prior to 2030. Real estate taxes, insurance and maintenance expenses are generally obligations of the Company. Operating leases often contain renewal options. In those locations in which the Company continues to operate, management expects that, in the normal course of business, leases that expire will be renewed or replaced by leases on other properties.

Information related to the Company’s leases for the nine months ended October 1, 2023 and September 25, 2022 is as follows:

(In thousands)	2023	2022
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$7,043	$7,697
Right-of-use assets obtained in exchange for lease:
Operating leases net of lease modifications	29,233	40,409

Weighted Average Remaining Lease Term:
Operating leases	4.9 years	5.6 years
Weighted Average Discount Rate:
Operating leases	1.8%	1.7%

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

The following is a reconciliation of future undiscounted cash flows to the operating liabilities, and the related right of use assets, included in our Condensed Combined Balance Sheets as of October 1, 2023:

(In thousands)	October 1, 2023
2023 (excluding the nine-month period ended October 1, 2023)	$2,007
2024	7,677
2025	7,745
2026	5,530
2027	5,208
2028 and thereafter	5,966

Total future lease payments	34,133
Less imputed interest	1,455

Present value of future operating lease payments	32,678
Less current portion of operating lease liabilities (1)	7,035

Non-current operating lease liability (2)	25,643

Operating lease right-of-use assets, net (3)	$29,233

(1)	Included in Accrued liabilities on the Condensed Combined Balance Sheets
(2)	Included in Other liabilities on the Condensed Combined Balance Sheets
(3)	Included in Operating lease right-of-use assets on the Condensed Combined Balance Sheets

(12)	Derivative Financial Instruments

The Company uses foreign currency forward and option contracts to mitigate the impact of currency rate fluctuations on firmly committed and projected future foreign currency transactions. These over-the-counter contracts, which hedge future currency requirements related to television and film production cost and production financing facilities (see note 8) as well as other cross-border transactions not denominated in the functional currency of the business unit, are primarily denominated in United States and Canadian Dollars, Pound Sterling and Euros. All contracts are entered into with a number of counterparties, all of which are major financial institutions. The Company believes that a default by a single counterparty would not have a material adverse effect on the financial condition of the Company. The Company does not enter into derivative financial instruments for speculative purposes.

Cash Flow Hedges

All the Company’s designated foreign currency forward contracts are considered to be cash flow hedges. These instruments hedge a portion of the Company’s currency requirements associated with certain production financing loans and other cross-border transactions, primarily in years 2023 and to a lesser extent, 2024.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

At October 1, 2023 and December 25, 2022, the notional amounts and fair values of the Company’s foreign currency forward and option contracts designated as cash flow hedging instruments were as follows:

	2023		2022
(In thousands)	Notional Amount	Fair Value	Notional Amount	Fair Value
Hedged Item

Foreign Currency denominated expense	28,669	(44)	78,298	1,706

The fair values of the Company’s foreign currency forward contracts designated as cash flow hedges are recorded in the Condensed Combined Balance Sheets at October 1, 2023 and December 25, 2022, as follows:

(In thousands)	2023	2022
Prepaid expenses and other current assets
Unrealized gains	$55	$2,051
Unrealized losses	—	—

Net unrealized gains	$55	$2,051

Accrued liabilities
Unrealized gains	$—	$—
Unrealized losses	(98)	(292)

Net unrealized losses	$(98)	$(292)

Net gains on cash flow hedging activities have been reclassified from other comprehensive earnings (loss) to net loss for the nine months ended October 1, 2023 and September 25, 2022 as follows:

(In thousands)	2023	2022
Condensed Combined Statements of Operations Classification

Other expense, net	1,759	1,186

Net realized gains	$1,759	$1,186

Undesignated Hedges

To manage transactional exposure to fair value movements on certain monetary assets and liabilities denominated in foreign currencies, the Company has implemented a balance sheet hedging program. The Company does not use hedge accounting for these contracts as changes in the fair values of these contracts are offset by changes in the fair value of the balance sheet items. As of October 1, 2023 and December 25, 2022, the total notional amounts of the Company’s undesignated derivative instruments were $289,536 thousand and $296,474 thousand, respectively.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

At October 1, 2023 and December 25, 2022, the fair value of the Company’s undesignated derivative financial instruments are recorded in the Condensed Combined Balance Sheets as follows:

(In thousands)	2023	2022
Prepaid expenses and other current assets
Unrealized gains	$1,836	$4,693
Unrealized losses	—	—

Net unrealized gains	1,836	4,693

Accrued liabilities
Unrealized gains	—	—
Unrealized losses	(4,577)	(1,974)

Net unrealized losses	(4,577)	(1,974)

Total unrealized (losses) gains, net	$(2,741)	$2,719

The Company recorded net gains (losses) of $905 thousand and $(8,712) thousand on these instruments to other expense, net for the nine months ended October 1, 2023 and September 25, 2022, respectively, relating to the change in fair value of such derivatives, substantially offsetting gains and losses from the change in fair value of the items to which the instruments relate.

For additional information related to the Company’s derivative financial instruments see notes 3 and 10.

(13)	Restructuring Actions

During 2020, the Company took certain integration actions related to the acquisition of eOne by Hasbro in 2019. Substantially all of the remaining cash payments related to these programs are expected to be made by the end of 2024.

During 2022, in support of Blueprint 2.0, the Parent announced an Operational Excellence program in which the Company took certain restructuring actions, including global workforce reductions, resulting in severance and other employee charges.

The detail of activity related to the Company’s programs as of October 1, 2023 is as follows:

(In thousands)	Integration Program	Operational Excellence Program
Remaining amounts to be paid as of December 25, 2022	$963	$20,168
Payments made in the nine months ended October 1, 2023	—	(8,916)

Remaining amounts to be paid as of October 1, 2023	963	11,252

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

(14)	Commitments and Contingencies

The Company is party to certain legal proceedings, as well as certain asserted and unasserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the Condensed Combined Financial Statements.

See note 11 for additional information on the Company’s future lease payment commitments. See note 8 for additional information on the Company’s long-term debt and production financing repayments.

(15)	Related Parties

The Company has not historically operated as a standalone business and the Condensed Combined Financial Statements are derived from the Consolidated Financial Statements and accounting records of Hasbro. The following disclosure summarizes activity between the Company and Hasbro. The Company historically settles intercompany transaction between entities and will net settle intercompany transactions to equity prior to close.

Cost Allocations from Hasbro

Hasbro provides certain services including treasury, tax and legal functions to the Company. The Consolidated Financial Statements reflect an allocation of these costs. See note 1 for a discussion of these costs and the methodology used to allocate them.

These allocations are reflected in the Condensed Combined Statement of Operations for nine-month period ended October 1, 2023 and September 25, 2022, as follows:

(In thousands)	2023	2022
General and administration expenses	$299	$100

Management believes these cost allocations are a reasonable reflection of the utilization of services provided to, or the benefit derived by, the Company during the periods presented. The allocations may not, however, be indicative of the actual expenses that would have been incurred had the Company operated as a standalone public company. Actual costs that may have been incurred if the Company had been a standalone public company would depend on a number of factors, including the chosen organizational structure, whether the functions were outsourced or performed by Company’s employees, and strategic decisions made in areas such as manufacturing, selling and marketing, research and development, information technology and infrastructure.

Entertainment One Film and Television Business

(A Business of Hasbro, Inc.)

Notes to Condensed Combined Financial Statements

(Thousands of Dollars)

Net Parent Investment

“Net Parent Investment” represents Hasbro’s interest in the net assets of the Company. The net parent investment balance represents the cumulative net investment by Hasbro in the Company through the periods presented, including any prior net earnings (loss) or comprehensive earnings (loss) attributed to the Company. Certain transactions between the Company and other related parties, including allocated expenses, are also included in and reflected as a change in the Company’s net parent investment in the Condensed Combined Balance Sheets.

(In thousands)	October 1, 2023	December 25, 2022
Net Parent Investment
Corporate allocations	299	1,008
Share-based compensation funded by Parent	8,223	4,506

Net increase in Net Parent Investment	$8,522	$5,514

Related Party Distribution Arrangements

In the ordinary course of business, the Company distributes Hasbro IP-related content through various physical and digital distribution arrangements. Expenses related to these related party distribution arrangements may not be indicative of the actual expenses the Company would have incurred as a separate, stand-alone company or of the costs the Company will incur in the future.

Expenses related to these arrangements were $3,008 thousand and $2,345 thousand in the Condensed Combined Statement of Operations for the nine months period ended October 1, 2023 and September 25, 2022, respectively.

(16)	Subsequent Events

The Company has performed an evaluation of subsequent events for disclosure through December 21, 2023, which is the date the financial statements were available to be issued.

Annex A-1

BUSINESS COMBINATION AGREEMENT

by and among

SCREAMING EAGLE ACQUISITION CORP.,

SEAC II CORP.,

SEAC MERGERCO,

1455941 B.C. UNLIMITED LIABILITY COMPANY,

LIONS GATE ENTERTAINMENT CORP.,

LG SIRIUS HOLDINGS ULC

and

LG ORION HOLDINGS ULC

Dated as of December 22, 2023

A-i

A-ii

EXHIBITS

Exhibit A	Form of Subscription Agreements

Exhibit B	Form of PubCo Closing Articles

Exhibit C	Form of Lock-Up Agreement

Exhibit D	Form of Registration Rights Agreement

Exhibit E Exhibit F	Form of Plan of Arrangement Form of Sponsor Option Agreement

Exhibit G	Form of Repurchase Agreement

SCHEDULES

Schedule A	LG Parent Knowledge Persons

Schedule B	SEAC Knowledge Persons

Schedule C	Studio Entities

Schedule D	Lock-Up Shareholders

Schedule E	Subsidiaries

A-iii

BUSINESS COMBINATION AGREEMENT, dated as of December 22, 2023 (this “Agreement”), by and among Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), SEAC II Corp., a Cayman Islands exempted company (“New SEAC”), SEAC MergerCo, a Cayman Islands exempted company (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company (“New BC Sub”), Lions Gate Entertainment Corp., a British Columbia corporation (“LG Parent”), LG Sirius Holdings ULC, a British Columbia unlimited liability company (“Studio HoldCo”) and LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo” and together with SEAC, New SEAC, MergerCo, New BC Sub and LG Parent, the “Parties”).

WHEREAS, LG Parent (through its Subsidiaries, including the Studio Entities) is engaged in the Studio Business;

WHEREAS, SEAC is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one (1) or more businesses;

WHEREAS, each of New SEAC and New BC Sub is a direct, wholly owned Subsidiary of SEAC newly formed solely for the purposes of engaging in the Transactions;

WHEREAS, MergerCo is a direct, wholly owned Subsidiary of New SEAC newly formed solely for the purpose of engaging in the Transactions;

WHEREAS, contemporaneously with the execution of this Agreement, certain investors (the “PIPE Investors”) have entered into subscription agreements in substantially the form and on the terms attached hereto as Exhibit A (collectively, the “Subscription Agreements”), pursuant to which such investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase, immediately following the StudioCo Amalgamation, PubCo Common Shares for an aggregate cash amount of $175,000,000 (such aggregate cash amount, the “PIPE Investment Amount,” and such transactions, the “PIPE Investment”);

WHEREAS, subject to the terms and conditions of this Agreement, certain Persons who did not execute Subscription Agreements (the “Discounted Non-Redemption Investors”) may enter into non-redemption agreements with SEAC in substantially the form and on the terms reasonably acceptable to SEAC and LG Parent (collectively, the “Discounted Non-Redemption Agreements”), pursuant to which, among other things, such Discounted Non-Redemption Investors will agree not to redeem or transfer all or a portion of their respective SEAC Class A Ordinary Shares (such shares subject to the Discounted Non-Redemption Agreements and that are not redeemed or transferred by the applicable Discounted Non-Redemption Investor prior to the SEAC Merger Effective Time, the “Discounted Non-Redemption Agreement Shares”);

WHEREAS, contemporaneously with the execution of this Agreement, StudioCo and holders of approximately 44.19% of the SEAC Public Warrants (the “SEAC Public Warrant Holders”) are entering into agreements, dated as of the date hereof (the “Warrant Support Agreements”), pursuant to which, among other things, the SEAC Public Warrant Holders have agreed to support and vote in favor of an amendment to the SEAC Warrant Agreement substantially in the form agreed to by LG Parent and SEAC (the “SEAC Warrant Agreement Amendment”) to provide for the automatic exchange of one hundred percent (100%) of the SEAC Public Warrants for a cash price of $0.50 per whole SEAC Public Warrant pursuant to the terms of the SEAC Warrant Agreement Amendment;

WHEREAS, pursuant to the terms of the Separation Agreement, prior to the Closing, LG Parent will (a) transfer, or cause to be transferred, StudioCo to Studio HoldCo, (b) cause any assets and Liabilities relating to the business of LG Parent (other than the Studio Business) that are, as of the time of such transfer, held by any Studio Entity or any of its Subsidiaries to be transferred to one or more Subsidiaries of LG Parent that are not

Studio Entities or its Subsidiaries, (c) cause any assets and Liabilities relating to the Studio Business that are, as of the time of such transfer, held by LG Parent or any Subsidiary of LG Parent (other than the Studio Entities and its Subsidiaries) to be transferred to one or more Studio Entities and (d) transfer, or cause to be transferred, the Studio Entities (other than StudioCo) to StudioCo;

WHEREAS, prior to the Closing, subject to the terms and conditions of this Agreement, SEAC and certain SEAC Shareholders who are not PIPE Investors or Discounted Non-Redemption Investors (the “Non-Redemption Shareholders”) may enter into one or more non-redemption agreements in the form reasonably acceptable to SEAC and LG Parent (the “Non-Redemption Agreements”), pursuant to which, among other things, such Non-Redemption Shareholders will agree not to redeem or transfer all or a portion of their respective SEAC Class A Ordinary Shares (such shares subject to the Non-Redemption Agreements and that (i) are not redeemed or transferred by the applicable Non-Redemption Shareholder prior to the SEAC Merger Effective Time, the “Non-Redemption Agreement Shares”; and the amount equal to the Closing Share Price multiplied by the Non-Redemption Agreement Shares, the “Non-Redemption Agreement Proceeds”);

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately prior to the SEAC Public Warrant Exchange, subject to the terms and conditions of this Agreement, the Unit Separation shall occur;

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Unit Separation and prior to the SEAC Merger and subject to the terms and conditions of this Agreement, (i) each then issued and outstanding whole SEAC Public Warrant (including those resulting from the Unit Separation) shall be automatically exchanged for $0.50 in cash pursuant to the SEAC Warrant Agreement Amendment (the “SEAC Public Warrant Exchange”), and (ii) all of the issued and outstanding SEAC Private Placement Warrants shall be forfeited and cancelled for no consideration (the “SEAC Private Placement Warrant Forfeiture”);

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately prior to the Class B Conversion and subject to the terms and conditions of this Agreement, (i) each then issued and outstanding SEAC Class B Ordinary Share held by the Sponsor, or any of its Affiliates or permitted transferees under the Sponsor Support Agreement, in excess of 1,800,000 SEAC Class B Ordinary Shares shall be repurchased by SEAC for an aggregate price consisting of (A) $1.00 and (B) the SEAC Sponsor Options (the “Sponsor Repurchase”) pursuant to a repurchase agreement substantially in the form attached hereto as Exhibit G; and (ii) the Sponsor shall receive the SEAC Sponsor Options, and SEAC and Sponsor shall enter into the Sponsor Option Agreement, in each case upon and subject to the other terms and conditions set forth in this Agreement and in accordance with the provisions of applicable Law;

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Sponsor Repurchase and prior to the SEAC Merger and subject to the terms and conditions of this Agreement, 2,010,000 of the SEAC Class B Ordinary Shares then issued and outstanding shall automatically convert, on a one-for-one basis, into a SEAC Class A Ordinary Share, pursuant to the SEAC Articles, and any SEAC Class B Ordinary Shares remaining shall be surrendered and canceled for no consideration pursuant to a surrender letter (the “Class B Conversion”);

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Class B Conversion (and in any event following the SEAC Public Warrant Exchange and the SEAC Private Placement Warrant Forfeiture), subject to the terms and conditions of this Agreement, SEAC shall merge with and into MergerCo (the “SEAC Merger”) with MergerCo surviving the SEAC Merger as a direct, wholly owned Subsidiary of New SEAC (the resulting entity referred to herein as MergerCo or, where specified, the “SEAC Merger Surviving Company”);

WHEREAS, subject to the terms and conditions of this Agreement, (i) in connection with the SEAC Merger, each then issued and outstanding Class A ordinary share in the authorized share capital of SEAC (the “SEAC Class A Ordinary Shares”) (including those resulting from the Unit Separation and the Class B Conversion) shall be exchanged for one (1) Class A ordinary share in the authorized share capital of New SEAC (the “New SEAC Class A Ordinary Shares”) unless the SEAC Cash Consideration Trigger has occurred, in which case each issued and outstanding SEAC Class A Ordinary Share (other than those excluded in accordance with Section 2.08(h)(viii)(1)) shall be exchanged for that number of New SEAC Class A Ordinary Shares and such amount of the SEAC Cash Consideration as determined in accordance with Section 2.08(h)(viii)(1), (ii) as of the SEAC Merger Effective Time, the memorandum and articles of association of New SEAC will be the memorandum and articles of association in the form reasonably acceptable to SEAC and LG Parent (the “New SEAC Articles”), (iii) as of the SEAC Merger Effective Time, the officers and directors of SEAC shall become the officers and directors of New SEAC, in each case upon and subject to the other terms and conditions set forth in this Agreement and in accordance with the provisions of applicable Law, and (iv) as of the SEAC Merger Effective Time, each SEAC Sponsor Option that is issued and outstanding immediately prior to the SEAC Merger Effective Time will convert automatically, on a one-for-one basis, into an option to purchase New SEAC Class A Ordinary Shares (the “New SEAC (Cayman) Sponsor Option”);

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the SEAC Merger, and prior to the SEAC Merger Surviving Company Domestication and the New SEAC Domestication, SEAC Merger Surviving Company shall distribute all assets lawfully available for distribution by way of dividend (including, for the avoidance of doubt, any amounts of cash remaining in the Trust Account following the SEAC Redemption, Sponsor Repurchase and the SEAC Public Warrant Exchange) (the “Cash Distribution”), following which SEAC Merger Surviving Company will have no assets;

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), following the Cash Distribution, and subject to the terms and conditions of this Agreement, the SEAC Merger Surviving Company shall transfer by way of continuation from the Cayman Islands (such transfer by way of continuation, including all matters necessary or ancillary in order to effect such transfer by way of continuation, the “SEAC Merger Surviving Company Exit Step”) to British Columbia in accordance with the Cayman Islands Companies Act (as revised) (the “Companies Act”) and, continue as a British Columbia company (the “SEAC Merger Surviving Company Entrance Step,” and, together with the SEAC Merger Surviving Company Exit Step, collectively, the “SEAC Merger Surviving Company Domestication”), all in accordance with the applicable provisions of the Business Corporations Act (British Columbia) (the “BC Act”) ;

WHEREAS, as part of the SEAC Merger Surviving Company Entrance Step, the SEAC Merger Surviving Company shall file its BC Continuation Application, including articles in the form substantially identical to the form of the PubCo Closing Articles (“Domestication Articles”), with the Registrar;

WHEREAS, concurrently with and as part of the SEAC Merger Surviving Company Domestication, each SEAC Merger Surviving Company Class A Ordinary Share shall be reclassified (the “SEAC Merger Surviving Company Reclassification”) as a SEAC Merger Surviving Company Class A Common Share, as defined, and with the special rights and restrictions as set forth, in the Domestication Articles of SEAC Merger Surviving Company;

WHEREAS immediately following the SEAC Merger Surviving Company Domestication, SEAC Merger Surviving Company shall convert from a British Columbia company to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act (the “MergerCo Conversion”), and the notice of articles and Domestication Articles of SEAC Merger Surviving Company shall be modified as necessary in relation to the MergerCo Conversion;

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the MergerCo Conversion, and subject to the terms and conditions of this Agreement, New SEAC shall transfer by way of continuation from the Cayman Islands (such transfer by way of continuation, including all matters necessary or ancillary in order to effect such transfer by way of continuation, the “New SEAC Exit Step”) to British Columbia in accordance with the Cayman Islands Companies Act and, continue as a British Columbia company (the “New SEAC Entrance Step”, and, together with the New SEAC Exit Step, the “New SEAC Domestication,”and, together with the SEAC Merger Surviving Company Entrance Step, the “Entrance Steps” and, together with the SEAC Merger Surviving Company Domestication, the “Domestications”), all in accordance with the applicable provisions of the BC Act;

WHEREAS, as part of the New SEAC Entrance Step, the New SEAC shall file its BC Continuation Application, including articles in the form substantially identical to Domestication Articles, with the Registrar;

WHEREAS, concurrently with and as part of the New SEAC Domestication, (i) each New SEAC Class A Ordinary Share shall be reclassified (the “New SEAC Reclassification”) as a Class A common share in the authorized share capital of New SEAC, as defined, and with the special rights and restrictions as set forth in the Domestication Articles of New SEAC (each a “New SEAC Class A Common Share”), and (ii) each New SEAC (Cayman) Sponsor Option issued and outstanding immediately prior to the New SEAC Domestication will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase New SEAC Class A Common Shares (the “New SEAC (BC) Sponsor Option”);

WHEREAS, on the Closing Date, prior to the SEAC Amalgamation, and subject to the terms and conditions of this Agreement and pursuant to the Plan of Arrangement, (i) SEAC Merger Surviving Company and New BC Sub shall amalgamate (the “MergerCo Amalgamation”) to form one corporate entity (“MergerCo Amalco”), with the attributes and effects set out in the Plan of Arrangement, (ii) MergerCo Amalco will have, as its notice of articles and articles, the notice of articles and articles of SEAC Merger Surviving Company, (iii) the shares of New BC Sub will be cancelled on the amalgamation without any repayment of capital in respect of those shares, (iv) each of the SEAC Merger Surviving Company Class A Common Shares issued and outstanding immediately prior to the MergerCo Amalgamation will remain outstanding as Class A common shares of MergerCo Amalco, and (v) the directors and officers of SEAC Merger Surviving Company immediately prior to the MergerCo Amalgamation will be the directors and officers of MergerCo Amalco following the MergerCo Amalgamation;

WHEREAS, on the Closing Date, following the MergerCo Amalgamation and prior to the StudioCo Amalgamation, and subject to the terms and conditions of this Agreement, (i) pursuant to the Plan of Arrangement (A) the capital of MergerCo Amalco will be reduced to $1.00 without any distribution thereon, (B) New SEAC and MergerCo Amalco shall amalgamate (the “SEAC Amalgamation”) to form one corporate entity (“SEAC Amalco”), (C) SEAC Amalco will have, as its notice of articles and articles, the notice of articles and articles of New SEAC, (D) the shares of MergerCo Amalco will be cancelled on the amalgamation without any repayment of capital in respect of those shares, (E) each of the New SEAC Class A Common Shares issued and outstanding immediately prior to the SEAC Amalgamation will remain outstanding as Class A common shares of SEAC Amalco (the “SEAC Amalco Common Shares”), and (F) the directors and officers of New SEAC immediately prior to the SEAC Amalgamation will be the directors and officers of SEAC Amalco following the SEAC Amalgamation, and (ii) each New SEAC (BC) Sponsor Option issued and outstanding immediately prior to the SEAC Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase SEAC Amalco Common Shares (the “SEAC Amalco Sponsor Option”);

WHEREAS, on the Closing Date, following the SEAC Amalgamation and subject to the terms and conditions of this Agreement and pursuant to the Plan of Arrangement, (i) StudioCo and SEAC Amalco shall amalgamate (the “StudioCo Amalgamation” and together with the MergerCo Amalgamation and the SEAC Amalgamation, the “Amalgamations”) to form one corporate entity (the “PubCo”), with the attributes and effects set out in the Plan of Arrangement, (ii) PubCo will have as its articles the articles substantially in the form attached as Exhibit B, which shall be substantially identical to the Domestication Articles (the “PubCo Closing Articles”), (iii) the directors of SEAC Amalco immediately prior to the StudioCo Amalgamation will resign and be replaced by the individuals to be designated by Studio Holdco prior to the Closing pursuant to Section 6.12 (the “Post-Closing Directors”), and (iv) the officers of SEAC Amalco immediately prior to the StudioCo Amalgamation will resign and be replaced by the officers of StudioCo immediately prior to the Closing (collectively with the Post-Closing Directors, the “Post-Closing Officers and Directors”);

WHEREAS, pursuant to the StudioCo Amalgamation, (i) as set out in the Plan of Arrangement, (A) each then issued and outstanding SEAC Amalco Common Share shall be cancelled in exchange for one (1) PubCo Common Share and (B) each then issued and outstanding common share, without par value, of StudioCo (the “StudioCo Common Shares”) shall be cancelled in exchange for a number of common shares, without par value, in the authorized share capital of PubCo (the “PubCo Common Shares”) equal to the StudioCo Issuance Amount (the consideration set forth in this clause (i), the “LG Parent Issuance”) and (ii) each SEAC Amalco Sponsor Option issued and outstanding immediately prior to the StudioCo Amalgamation will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase PubCo Common Shares (the “PubCo Sponsor Option”);

WHEREAS, concurrently with the Closing, PubCo and each of the Lock-Up Shareholders shall enter into a lock-up agreement in substantially the form attached as Exhibit C hereto (the “Lock-Up Agreement”);

WHEREAS, the Parties intend that: (a) for U.S. federal, and applicable state and local, income Tax purposes, (i) (x) the Domestications and (y) the SEAC Merger, in each case qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, (ii) the Class B Conversion and the Sponsor Repurchase (viewed together with the issuance of the SEAC Sponsor Options) qualify as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code, (iii) each of the MergerCo Amalgamation and the SEAC Amalgamation be treated as disregarded transactions, (iv) the StudioCo Amalgamation qualify as either a “reorganization” of SEAC Amalco within the meaning of Section 368(a)(1)(E) of the Code, an exchange described in Section 1036 of the Code or a disregarded transaction, in each case, immediately followed by a contribution of assets by Studio HoldCo (or its regarded owner for U.S. federal income tax purposes, as applicable) to PubCo under Section 351(a) of the Code, and (v) this Agreement and the Plan of Arrangement constitute, and are hereby adopted as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), provided, that the SEAC Sponsor Option ultimately becoming the PubCo Sponsor Option in connection with transactions contemplated under this Agreement are treated as taking place pursuant to the terms of the Sponsor Option Agreement, and not as an “exchange” (collectively, the “Intended U.S. Tax Treatment”), and (b) for Canadian income Tax purposes, each of the Amalgamations are intended to (i) qualify as an amalgamation for the purposes of section 87 of the Canadian Tax Act and for the purposes of the BC Act, and (ii) be governed by subsections 87(1), 87(2), 87(4), 87(5) of the Canadian Tax Act and, in the case of the MergerCo Amalgamation and the SEAC Amalgamation, subsection 87(11) of the Canadian Tax Act (collectively, the “Intended Canadian Tax Treatment” and together with the Intended U.S. Tax Treatment, the “Intended Tax Treatment”);

WHEREAS, upon recommendation of the LG Parent Special Committee, the Board of Directors of LG Parent (the “LG Parent Board”) has unanimously (with Mr. Harry Sloan abstaining) (i) determined that the Transactions are in the best interests of LG Parent and its shareholders and (ii) approved this Agreement and the other Transaction Documents to which LG Parent, StudioCo, Studio HoldCo or any of their Subsidiaries is or will be a party and the Transactions;

WHEREAS, upon recommendation of the SEAC Special Committee, the majority of the SEAC Board has (with Messrs. Sloan and Buccieri abstaining) (i) determined that the Transactions are in the best interests of SEAC and the SEAC Shareholders and are fair to the SEAC Shareholders, (ii) approved this Agreement and the other Transaction Documents to which SEAC is or will be a party and the Transactions, (iii) directed that the

Transaction Proposals be submitted for consideration by the SEAC Shareholders at the SEAC Shareholders Meeting and recommended that the SEAC Shareholders approve and adopt the Transaction Proposals at the SEAC Shareholders Meeting, and (iv) directed that the SEAC Warrant Agreement Amendment be submitted for consideration by the SEAC Public Warrant Holders at the SEAC Public Warrant Holders Meeting and recommended that the SEAC Public Warrant Holders approve and adopt the SEAC Warrant Agreement Amendment at the SEAC Public Warrant Holders Meeting (the “SEAC Public Warrant Holder Approval”);

WHEREAS, the Board of Directors of New SEAC has unanimously (i) determined that the Transactions are in the best interests of New SEAC, (ii) approved this Agreement and the other Transaction Documents to which New SEAC is or will be a party and the Transactions and (iii) recommended the approval of this Agreement, the other Transaction Documents to which New SEAC is or will be a party and the Transactions by the sole shareholder of New SEAC;

WHEREAS, the Board of Directors of MergerCo has unanimously (i) determined that the Transactions are in the best interests of MergerCo, (ii) approved this Agreement and the other Transaction Documents to which MergerCo is or will be a party and the Transactions and (iii) recommended the approval of this Agreement, the other Transaction Documents to which MergerCo is or will be a party and the Transactions by the sole shareholder of MergerCo;

WHEREAS, the Board of Directors of New BC Sub has unanimously (i) determined that the Transactions are in the best interests of New BC Sub, (ii) approved this Agreement and the other Transaction Documents to which New BC Sub is or will be a party and the Transactions, (iii) recommended the approval of this Agreement and the other Transaction Documents to which New BC Sub is or will be a party and the Transactions by the sole shareholder of New BC Sub and (iv) authorized and approved the Plan of Arrangement and proposing the Arrangement to its sole shareholder and the other parties involved in the Arrangement, including SEAC and the SEAC Shareholders, StudioCo and the sole shareholder of StudioCo;

WHEREAS, the Board of Directors of each of StudioCo and Studio HoldCo has unanimously (i) determined that the Transactions are in the best interests of StudioCo or Studio HoldCo, as applicable, (ii) approved this Agreement and the other Transaction Documents to which StudioCo or Studio HoldCo, as applicable, is or will be a party and the Transactions and (iii) recommended the approval of this Agreement, the other Transaction Documents to which StudioCo or Studio HoldCo, as applicable is or will be a party and the Transactions by the sole shareholder of StudioCo and Studio HoldCo, respectively;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor, SEAC and StudioCo are entering into an agreement, dated as of the date hereof (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor has agreed to vote all SEAC Class B Ordinary Shares held by it in favor of the Transaction Proposals;

WHEREAS, concurrently with the Closing, PubCo, Studio HoldCo and certain SEAC Shareholders shall enter into a registration rights agreement in substantially the form attached as Exhibit D hereto (the “Registration Rights Agreement”); and

WHEREAS, the Parties intend to complete the Amalgamations pursuant to the Plan of Arrangement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Certain Definitions. For purposes of this Agreement:

“Action” means any litigation, suit, claim, charge, complaint, grievance, action, proceeding, arbitration, audit or investigation by or before any Governmental Authority.

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person; provided, that, none of the Persons set forth in Section 1.01(a) of the LG Parent Disclosure Schedule will be treated as Affiliates of LG Parent, StudioCo, Studio HoldCo or any Studio Entity, any of their respective Subsidiaries or any of their respective Affiliates for any purpose hereunder.

“Aggregate Closing Financing Proceeds” means the aggregate cash proceeds actually received (or deemed received (including upon the initiation by the applicable PIPE Investor of a cash wire transfer to the account specified in the Closing Notice (as defined in the PIPE Subscription Agreement)) by PubCo, SEAC, New SEAC or any of their applicable successors or assigns in respect of the PIPE Investment.

“Aggregate Transaction Proceeds” means an amount equal to the sum of (a) the amount of cash available in the Trust Account at Closing (after, for the avoidance of doubt, giving effect to the SEAC Redemption but, for the avoidance of doubt, prior to the SEAC Public Warrant Exchange or the payment of any Transaction Expenses) plus (b) the Aggregate Closing Financing Proceeds.

“Anti-Corruption Laws” means (i) the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”); (ii) the UK Bribery Act 2010 (“UKBA”); (iii) the Corruption of Foreign Publics Official Act (Canada) and the Criminal Code (Canada); (iv) Laws adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; and (v) all other applicable, similar or equivalent anti-corruption or anti-bribery Laws of any jurisdiction.

“Anti-Money Laundering Laws” means financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970 (also known as the Bank Secrecy Act), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the anti-money laundering statutes of all applicable jurisdictions (defined by virtue of such entity’s jurisdiction of incorporation or its conduct of business operations), the rules and regulations thereunder, and any related or similar rules or regulations, issued, administered, or enforced by any governmental agency.

“Arrangement” means an arrangement proposed by New BC Sub under Part 9, Division 5 of the BC Act on the terms and subject to the conditions set forth in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement and the provisions of the Plan of Arrangement or made at the directions of the Court in the Interim Order or Final Order with the prior written consent of SEAC and LG Parent, such consent not to be unreasonably withheld, conditioned or delayed.

“Arrangement Effective Time” has the meaning given in the Plan of Arrangement.

“Arrangement Resolution” means a special resolution of the SEAC Shareholders approving the Arrangement and the Plan of Arrangement, in a form acceptable to SEAC and LG Parent, each acting reasonably, including any amendments or variations thereto made in accordance with this Agreement or made at the direction of the Court in the Interim Order, with the consent of LG Parent and SEAC, each acting reasonably.

“BC Continuation Application” means the documentation required by the Registrar to implement the Entrance Steps for (i) first, SEAC Merger Surviving Company and (ii) second, New SEAC, under the BC Act in accordance with section 302 of the BC Act including in each such application a continuation application, proof regarding the standing of the corporation in the foreign jurisdiction, authorization for the continuation from the foreign jurisdiction, and the articles the foreign corporation will have once it is continued into British Columbia as a company, each to be filed with the Registrar in accordance with the provisions of this Agreement. For certainty, the filing of the BC Continuation Application shall result in the SEAC Merger Surviving Company Entrance Step being completed prior to the MergerCo Conversion and the New SEAC Entrance Step, and the New SEAC Entrance Step being completed after the MergerCo Conversion.

“Business Day” means any day on which the principal offices of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. are open to accept filings and on which commercial banks are not required or authorized to close in the City of New York in the United States of America, the City of Vancouver in British Columbia, Canada or Grand Cayman, Cayman Islands (other than a Saturday, Sunday or public holiday in those cities); provided, that banks shall not be deemed to be required or authorized to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any Governmental Authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.

“Canadian Tax Act” means the Income Tax Act (Canada) and the regulations made thereunder, each as amended from time to time.

“Closing Form 8-K” means the Current Report on Form 8-K, which contains the information required by Item 2.01(f) thereof, to be filed in connection with the Closing, together with, or incorporating by reference, such information that is or may be required to be disclosed with respect to the transactions contemplated by this Agreement.

“Closing Share Price” means $10.70.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Contract” means any binding agreement, contract, instrument, subcontract, arrangement, undertaking, lease or sublease, license, sublicense, power of attorney, note, bond, mortgage, indenture, deed of trust, or other legal commitment or understanding between parties or by one party in favor of another party.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract or otherwise.

“Court” means the Supreme Court of British Columbia.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention, Public Health Agency of Canada, Provincial Health Services Authority, and the World Health Organization, in each case, in connection with or in response to the COVID-19 pandemic.

“Current Employee” means an individual that will become an employee of StudioCo or the Studio Entities or any of their Subsidiaries following the Pre-Closing Restructuring. For the avoidance of doubt, Current Employees do not include individuals engaged on an interim basis by StudioCo or any Studio Entity or any of its Subsidiaries in connection with any development and/or production of a motion picture, live event, television or other product or content, including as a writer, director, producer, cast member(s) and/or in a so-called below-the-line capacity, regardless of whether such individual is employed directly or through a loan-out corporation controlled by such individual.

“Deferred Underwriting Fees” means the lower of (i) 3.5% multiplied by the Maximum Trust Proceeds and (ii) the amount of deferred underwriting fees held in the Trust Account and payable to the underwriters of SEAC’s initial public offering upon consummation of the Transactions in accordance with the terms of the Underwriting Agreement, dated as of January 5, 2022, by and between SEAC and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives for the underwriters named therein.

“Disclosure Schedules” means the SEAC Disclosure Schedule and the LG Parent Disclosure Schedule.

“Discounted Non-Redemption Proceeds” means the sum of (i) the amount equal to the Closing Share Price multiplied by the Discounted Non-Redemption Agreement Shares, plus (ii) the amount equal to the Closing Share Price multiplied by the number of SEAC Class A Ordinary Shares with respect to which any PIPE Investors exercise their Reduction Rights (as defined in the applicable Subscription Agreement) under any Subscription Agreement, in the aggregate; provided, that the Discounted Non-Redemption Proceeds shall not exceed $175,000,000 minus the PIPE Investment Amount (which PIPE Investment Amount would be reduced by the amount in clauses (i) and (ii) above), except as otherwise consented to in advance in writing by LG Parent (in its sole discretion).

“Emergency Actions” means any action (or omission) as being required on short notice for the prevention of danger to the health or welfare of any Person or material damage to any asset or property.

“Employee Benefit Plan” means any employee benefit plan, program, agreement or arrangement, including any bonus, profit sharing, stock option, stock purchase, restricted stock, phantom stock, shadow equity, other equity-based compensation arrangement, performance award, incentive, deferred compensation, pension plan or scheme or insurance, life, accident, critical illness, retiree medical or life insurance, death or disability benefit, health or welfare (including hospitalization, prescription drug and dental), employee assistance, retirement, retirement savings, supplemental retirement, severance, redundancy, retention, change in control, employment, consulting, employee loan, educational assistance, fringe benefit, sick pay, expatriate benefit, vacation plans or arrangements and any other compensatory or employee benefit plans, programs, agreements or arrangements, whether written or unwritten, registered or non-registered, funded or unfunded, insured or uninsured, in each case, other than any Multiemployer Plan and any plans, programs, agreements or arrangements sponsored or maintained by a Governmental Entity.

“Entrance Steps” means, collectively, the SEAC Merger Surviving Company Entrance Step and the New SEAC Entrance Step.

“Environmental Laws” means any and all applicable Laws relating to: (i) the prevention of pollution or the protection of the environment and natural resources; (ii) the release or threatened release of Hazardous Substances or materials containing Hazardous Substances; (iii) the manufacture, handling, packaging, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; (iv) the health and safety of persons (regarding exposure to Hazardous Substances), or (v) applicable legislative, regulatory, governmental or quasi-governmental programs or schemes governing greenhouse gas emissions reductions and related offsets or environmental credits, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, in each case as amended, and all similar Laws of any Government with jurisdiction over LG Parent and its operations.

“eOne Acquisition” means the acquisition by LG Parent or one of its Subsidiaries of the Equity Interests in certain Subsidiaries of Hasbro, Inc. engaged in the “eOne” business (“eOne”) pursuant to the Equity Purchase Agreement, dated as of August 3, 2023, among Hasbro, Inc., LG Parent, Lions Gate Entertainment Inc. and Lions Gate International Motion Pictures S.à.r.l. (as amended from time to time, the “eOne EPA”).

“Equity Interests” means (i) in the case of a company, corporation or a Canadian unlimited liability company, any and all shares (however designated) in the capital of such company, corporation or unlimited liability company, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership or limited liability company, any and all partnership or membership interests (whether general or limited) or units (whether common or preferred), (iv) in any case, any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, (v) in any case, any security exercisable or exchangeable for, or convertible into, any share of capital stock of, or other equity interest (including any security exercisable or exchangeable for, or convertible into, any share of capital stock) in, the issuing Person, including any warrant, option, convertible or exchangeable note or debenture, profits interest or phantom equity right, whether voting or non-voting, and (vi) in any case, any right to acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“EU Dual Use Regulation” means Regulation (EU) No 2021/821.

“Excluded License” means any license, covenant not to sue or similar right that is granted (i) to any Studio Entity with respect to uncustomized, commercially available software or information technology assets or services on standard, non-exclusive terms, (ii) to third-party contractors or service providers working in their capacity as such for or on behalf of any Studio Entities, or (iii) to or by any Studio Entity in the Ordinary Course with respect to the development, adaptation, production, reproduction, exhibition, display, marketing, promotion, distribution, performance, modification, creation of derivative works or other exploitation of any motion picture, live-event, series, audio or visual work or similar or related content (in each case, in any form or format), or any screenplay, story, character or other underlying work, in each case of clauses (ii) and (iii), where the termination of such Contract would not reasonably be expected to result in a Studio Material Adverse Effect.

“Executive Officer” means a Current Employee who is reported as an executive officer within the meaning of Section 16 promulgated under the Exchange Act of LG Parent.

“Ex-Im Laws” means all applicable Laws relating to export, re-export, deemed export, deemed re-export, transfer, or import controls, including but not limited to the U.S. Department of Commerce Export Administration Regulations, the International Traffic in Arms Regulations administered by the U.S. Department of State, the customs and import Laws administered by U.S. Customs and Border Protection, the Export and Import Permits Act (Canada), the customs and import Laws administered by the Canada Border Services Agency, the EU Dual Use Regulation, the customs and import Laws administered by His Majesty’s Revenue and Customs and any similar Laws of any Governmental Authority with jurisdiction over the Studio Entities or any of its Subsidiaries, or any agent thereof to the extent that it is conducting business involving the Studio Entities or any of their Subsidiaries, to the extent that a Studio Entity, any of its Subsidiaries or such agent is subject to such Laws.

“Final Order” means the final order of the Court pursuant to section 291 of the BC Act, approving the Arrangement, in a form acceptable to SEAC and LG Parent, each acting reasonably, as such order may be amended, modified, supplemented or varied by the Court with the consent of SEAC and LG Parent, such consent not to be unreasonably withheld, conditioned or delayed, at any time prior to the Arrangement Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or amended on appeal, provided, that any such affirmation or amendment is acceptable to each of SEAC and LG Parent, each acting reasonably.

“Fraud” means, with respect to any Person, actual and intentional fraud by such Person, applying the common Law of the State of Delaware; provided, that the term “Fraud” does not include the doctrine of constructive or equitable fraud.

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time.

“Government Official” means any officer or employee of a Governmental Authority, a public international organization, or any department or agency thereof or any Person acting in an official capacity for such government or organization, including (i) a foreign official as defined in the FCPA; (ii) a foreign public official as defined in the UKBA; (iii) a foreign public official as defined in the Corruption of Foreign Public Officials Act (Canada) and a public officer as defined in the Criminal Code (Canada); (iv) an officer or employee of a government-owned, controlled or operated enterprise, such as a national oil company; (v) any U.S. or non-U.S. political party, any party official or representative of a U.S. or non-U.S. political party, or any candidate for a U.S. or non-U.S. political office; or (vi) an official, employee or representative of public international organizations, such as the World Bank or the United Nations.

“Hazardous Substances” means (i) those substances defined in or regulated under Environmental Laws as “toxic,” “hazardous,” “radioactive” or “nuclear substances” or as a “pollutant” or “contaminant” or words of similar meaning or effect, or for which liability or standards of conduct may be imposed under any Environmental Law, (ii) petroleum and petroleum products, including crude oil and any fractions thereof, (iii) natural gas, synthetic gas, and any mixtures thereof, (iv) polychlorinated biphenyls, per- and polyfluoroalkyl substances, asbestos and radon, and (v) any substance, material or waste regulated by any Governmental Authority pursuant to any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, all obligations and liabilities, contingent or otherwise, of such Person (i) for borrowed money, or evidenced by notes, bonds, debentures or similar instruments (including the outstanding principal amount thereof, plus any related interest or per diem interest accruals, fees, expenses and prepayment premiums or penalties created, issued, or incurred in respect thereof), (ii) in respect of “earn-out” or “seller notes” obligations and other obligations for the deferred purchase price of any Person or business, or a material portion of the properties or assets of any Person or business, (iii) for any indebtedness evidenced by any letter of credit, performance bond, surety bond, bankers’ acceptances, bank guarantees or similar instrument to the extent drawn or called (including any related interest), (iv) under capital leases, (v) with respect to net cash payment obligations under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated as of such date), (vi) for deferred revenues, (vii) under existing pension programs, (viii) in respect of dividend payable balances, (ix) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the Transactions in respect of any of the items in the foregoing clauses (i) through (viii), or (x) in the nature of guarantees of or pledges and grants of security interests with respect to the obligations and liabilities described in clauses (i) through (ix) above of any other Person.

“Insolvency Event” means, in relation to an entity:

(a) the entity goes, or proposes to go, into bankruptcy or liquidation;

(b) an order is made or an effective resolution is passed for the winding up or dissolution without winding up (otherwise than for the purposes of a solvent reconstruction or amalgamation) of the entity;

(c) a receiver, receiver and manager, judicial manager, liquidator, trustee, administrator or like official is appointed, or threatened or expected to be appointed, over the entity, the whole or a substantial part of the undertaking or property of the entity, or any application is made to a court for an order, or an order is made, or a meeting is convened, or a resolution is passed, for the purpose of appointing such a Person;

(d) the holder of a Lien takes possession of the whole or substantial part of the undertaking or property of the entity;

(e) a writ of execution is issued against the entity or any of the entity’s assets;

(f) the entity is unable, or admits in writing its inability or failure, to pay its debts generally as they become due;

(g) the entity commits an act of bankruptcy under the Bankruptcy and Insolvency Act (Canada) or similar legislation in any jurisdiction or otherwise;

(h) the entity makes a general assignment for the benefit of creditors;

(i) the entity proposes or takes any steps to implement a reorganization or arrangement or other compromise with its creditors or any class of them, whether pursuant to the Companies’ Creditors Arrangement Act (Canada) or similar legislation in any jurisdiction or otherwise;

(j) the entity is declared or taken under applicable Law to be insolvent or the entity’s board of directors resolve that it is, or is likely to become insolvent; or

(k) an event that is the effective equivalent of an event described in paragraphs (a) to (j) above occurs in respect of the entity under the Laws applicable to it; and

in relation to a natural person, the person is made bankrupt, declared bankrupt or files a petition for relief under bankruptcy Laws, a certificate is issued for the summary administration of the person’s estate or an equivalent or similar event to any of the foregoing occurs in respect of the person under the Laws applicable to it.

“Intellectual Property” means any and all intellectual property rights arising in any jurisdiction of the world, including in or with respect to any and all of the following: (i) patents, patent applications and patent disclosures, together with all reissues, continuations, continuations-in-part, divisionals, revisions, extensions or reexaminations thereof, (ii) trademarks and service marks, trade dress, logos, trade names, corporate names, brands, slogans, and other source identifiers together with all translations, adaptations, derivations, combinations and other variants of the foregoing, and all applications, registrations, and renewals in connection therewith, together with all of the goodwill associated with the foregoing, (iii) copyrights, and other rights in works of authorship (whether or not copyrightable), and moral rights, and registrations and applications for registration, renewals and extensions thereof, (iv) trade secrets, proprietary know-how (including proprietary or confidential information, ideas, formulas, processes, procedures, practices, knowledge, protocols, models, designs, drawings, specifications, materials, compositions, inventions (whether or not patentable or reduced to practice)), and database protection rights, (v) rights in software and other technology, (vi) rights of publicity or privacy, including with respect to name, image, likeness or persona, and in social media usernames, handles and accounts, (vii) Internet domain name registrations and URLs, and (viii) rights to sue or recover and retain damages and costs and attorney’s fees for the past, present or future infringement, misappropriation, or other violation of any of the foregoing anywhere in the world.

“Interim Order” means the interim order of the Court contemplated by Section 2.02 and made pursuant to section 291 of the BC Act, as the same may be amended, modified, supplemented or varied by the Court with the consent of SEAC and LG Parent, such consent not to be unreasonably withheld, conditioned or delayed, provided, that any such amendment is reasonably acceptable to each of SEAC and LG Parent.

“IT Assets” means any and all software and other information technology assets, systems and equipment, including hardware, firmware, middleware, computers, databases, servers, systems, circuits, networks, data communications lines, workstations, routers, hubs, switches, interfaces, websites, information technology systems (including pursuant to outsourced or cloud computing arrangements) and all associated documentation.

“knowledge” or “to the knowledge” of a Person means in the case of LG Parent, the actual knowledge of the Persons listed on Schedule A, solely in their respective capacities as directors, officers or employees of LG Parent, as applicable, and without any individual liability, and in the case of SEAC, the actual knowledge of the Persons listed on Schedule B, solely in their respective capacities as directors, officers or employees of SEAC, as applicable, and without any individual liability.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, law (including common law), ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“LG Credit Agreement” means that certain Credit and Guarantee Agreement, dated as of December 8, 2016, among LG Parent, as a guarantor, Lions Gate Capital Holdings LLC, as the borrower, each other guarantor party thereto, each lender party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties from time to time party thereto, as amended and restated by that certain Amendment No. 2 to the Credit and Guarantee Agreement, dated as of March 22, 2018 and as amended by that certain Amendment No. 3 to the Credit and Guarantee Agreement, dated as of March 11, 2019, that certain Amendment No. 4 to the Credit and Guarantee Agreement, dated as of April 6, 2021 and that certain Amendment No. 5 to the Credit and Guarantee Agreement, dated as of June 14, 2023 and as may be further amended, restated, amended and restated, refinanced, replaced, supplemented or otherwise modified from time to time.

“LG Indenture” means that certain Indenture, dated as of April 1, 2021, among LG Parent, as a guarantor, Lions Gate Capital Holdings LLC, as the issuer, each other guarantor party thereto, and Deutsche Bank Trust Company Americas, as trustee, as may be amended, supplemented or otherwise modified from time to time.

“LG Parent Special Committee” means the special committee of the LG Parent Board, as designated by the LG Parent Board in connection with the Transactions.

“LG Parent Subsidiary” means each Subsidiary of LG Parent.

“LGEC SEC Documents” means all of the reports, schedules, filings, forms, certifications, statements and other documents (including exhibits and other information incorporated therein) furnished or filed by LG Parent or StudioCo with the SEC at least one (1) Business Day prior to the date hereof (excluding (i) disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any “forward-looking statements” disclaimer and other disclosures that are generally cautionary, predictive or forward looking in nature).

“Lien” means any (i) lien, security interest, charge, mortgage, statutory or deemed trust, pledge, hypothecation, levy, purchase right, or any other encumbrance of any kind, in each case, that secures the payment or performance of an obligation, whether consensual, statutory or otherwise (other than those created under applicable securities laws), (ii) any security for payment of money, performance of obligations or protection against default (including a mortgage, bill of sale, charge, lien, pledge, trust, power or retention of title arrangement, right of set-off, assignment of income, garnishee order, monetary claim and flawed deposit arrangement), (iii) right of first offer, right of first refusal, option or adverse claim, or (iv) any Contract granting or creating anything referred to in the foregoing clause (i) to (iii). For the avoidance of doubt, covenants not to assert, rights of “first look,” “first negotiation,” “first refusal” or “last refusal,” and similar rights, in each case, granted with respect to Intellectual Property and/or in connection with Excluded Licenses are not “Liens” as defined in this Agreement.

“Lock-Up Shareholders” means the persons and entities listed in Schedule D.

“made available” means (i) with respect to documents made available to SEAC, that such documents were posted in the Virtual Data Room and (ii) with respect to documents made available to LG Parent, that such documents were provided to one or more Persons listed on Schedule A hereto or to the Representatives of LG Parent or disclosed in the SEAC SEC Reports, in each case at or prior to 5:00 p.m., New York time, on the date that is one (1) day prior to the date of this Agreement.

“Maximum Remaining Trust Capacity” means the Maximum Trust Proceeds less the Non-Redemption Agreement Proceeds.

“Multiemployer Plans” means “multiemployer plans” as defined by Section 3(37) of ERISA or “multi-employer plan” as defined by subsection 147.1(1) of the Canadian Tax Act.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Net Corporate Indebtedness” means (a) indebtedness of the type characterized as “corporate debt” in the quarterly report on Form 10-Q of LG Parent for the period ended September 30, 2023, as filed with the SEC on November 9, 2023 (the “November 10-Q”), excluding any (i) senior notes issued under the LG Indenture and (ii) guarantee of the senior notes under the LG Indenture, as will be reflected in the Intercompany Financing Arrangement, minus (b) cash and cash equivalents.

“New SEAC Entrance Step” means the filing of the BC Continuation Application for New SEAC with the Registrar pursuant to section 302 of the BC Act and the subsequent issuance by the Registrar of a Certificates of Continuation pursuant to section 303(2) of the BC Act.

“Occupational Health and Safety Laws” means all Laws relating in full or part to workplace safety, the protection of workers, or worker health and safety.

“Ordinary Course” means, with respect to any Person, the ordinary course of business of such Person consistent with the past custom and practices of such Person; provided, that, in the case of LG Parent or any of its Subsidiaries, including the Studio Business, any actions or inactions relating to the development, adaptation, production, reproduction, exhibition, display, marketing, promotion, distribution, performance, modification, creation of derivative works or other exploitation of any motion picture, live-event, series, audio or visual work or similar or related content (in each case, in any form or format), or any screenplay, story, character or other underlying work shall be considered Ordinary Course, in each case where such actions or inactions are materially consistent with (i) such Person’s past custom and practices or (ii) how a similarly situated participant in the same industry or market could reasonably be expected to act or refrain from acting under similar circumstances.

“PCAOB” means the Public Company Accounting Oversight Board and any division or subdivision thereof.

“Permitted Liens” means (i) such imperfections of title, easements, encumbrances, Liens or restrictions that do not and would not, individually or in the aggregate, materially impair the current use, occupancy or marketability of any of the Studio Business’s material assets or properties that are subject thereto, (ii) the Liens set forth in Section 1.01(b) of the LG Parent Disclosure Schedule, (iii) materialmen’s, mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s, landlord’s and other similar Liens arising in the Ordinary Course, or deposits to obtain the release of such Liens, for amounts not yet due or that are being contested in good faith in appropriate proceedings, and for which appropriate reserves have been made in accordance with GAAP to the extent required by GAAP with respect to Liabilities in connection with such Liens, (iv) Liens for Taxes not yet due and payable, or if delinquent, being contested in good faith by appropriate proceedings, and for which appropriate reserves have been made in accordance with GAAP to the extent required by GAAP with respect to Liabilities in connection with such Liens, (v) zoning, entitlement, conservation restriction and other land use and Environmental Laws promulgated by Governmental Authorities that do not and would not, individually or in the aggregate, materially impair any of the Studio Business’ material properties or assets that are subject thereto, (vi) non-monetary Liens, encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that are registered on title to the assets or properties of the Studio Business and that do not and would not, individually or in the aggregate, prohibit or materially impair the current use, occupancy or marketability of any material properties or assets of the Studio Business, that are subject thereto, (vii) Liens identified in the Financial Statements, (viii) all non-monetary registrations, encumbrances and instruments registered or pending registration against any third party owner’s title to the Studio Material Leased Real Property (provided, that such pending registration is referenced on certificate of title), that do not and would not, individually or in the aggregate, materially impair the current use or occupancy of any Studio Business’ material properties or assets, including the Studio Material Leased Real Property, that are subject thereto (but in all events excluding monetary Liens), (ix) Liens on leases, subleases, easements, licenses, rights of use, rights to access and rights of way arising from the provisions of such agreements or benefiting or created by any superior estate, right or interest that do not and would not, individually or in the aggregate, materially impair the current use, occupancy or marketability of the material properties or assets of the Studio Business, (x) Liens in favor of guilds or unions (whether pursuant to written security agreements, any producer’s or distributor’s assumption agreements, or otherwise), in each case which are required in the Ordinary Course pursuant to collective bargaining agreements, (xi) Liens granted or incurred in the Ordinary Course to secure distribution, exhibition and/or exploitation rights of licensees pursuant to distribution agreements or of licensors from whom any Studio Entity has (directly or indirectly) obtained any distribution rights or other exploitation rights to television or motion picture content (or of persons providing financing to obtain such rights) or liens to secure production advances on an item of television and motion picture content, (xii) Liens granted or incurred in the Ordinary Course in connection with services rendered by laboratories and post-production houses, record warehouses and suppliers of materials and equipment which secure outstanding trade payables, (xiii) Liens granted in the Ordinary Course by any Studio Entity to secure outside production financing, (xiv) Liens in favor of completion guarantors granted in connection with completion guarantees in the Ordinary Course, (xv) Liens granted or incurred in the Ordinary Course on tax credits in connection with the production of television and motion picture content, (xvi) Liens granted or incurred in the Ordinary Course in connection with reversion or “turn-around” rights in connection with a television or motion picture project in development, (xvii) Liens granted in connection with monetization programs in the Ordinary Course and (xviii) Liens granted or incurred pursuant to the LG Credit Agreement.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association, or to the extent not already covered, an entity, or government, political subdivision, agency or instrumentality of a government, or to the extent not already covered, a Governmental Authority.

“Personal Information” means information that identifies or, together with other reasonably available information, is reasonably capable of being used to identify a natural person, or that otherwise constitutes “personal information”, “personal data”, “personally identifiable information”, “PII” or a similar term under applicable data privacy Laws.

“Plan” means each Employee Benefit Plan that is maintained, sponsored or contributed to or required to be contributed to or by StudioCo, any of the Studio Entities or any of their respective Subsidiaries for the benefit of any Current Employees or former employee, officer, director and/or consultant of StudioCo, any of the Studio

Entities or any of their respective Subsidiaries, or under which StudioCo, any of the Studio Entities or any of their respective Subsidiaries has or could reasonably be expected to incur any liability.

“Plan of Arrangement” means the Plan of Arrangement implementing the Arrangement in substantially the form attached as Exhibit E hereto, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of LG Parent and SEAC, each acting reasonably.

“Post-Arrangement Repayment Amount” means the Aggregate Transaction Proceeds, minus the SEAC Transaction Expenses, minus the aggregate amounts payable pursuant to the SEAC Public Warrant Exchange; by way of example, assuming the Aggregate Transaction Proceeds are $350,000,000, the Post-Arrangement Repayment Amount will not be less than $316,500,000.

“PubCo” means the company resulting from SEAC Amalco and StudioCo amalgamating and continuing as one company.

“PubCo Board” means the board of directors of PubCo.

“Redemption Rights” means the redemption rights provided for in SEAC Organizational Documents.

“Registered Intellectual Property” means any and all Intellectual Property that is the subject of issuance or registration (or an application for registration) with a Governmental Authority or, for domain names, an Internet domain name registrar.

“Registrar” means the Registrar of Companies appointed pursuant to section 400 of the BC Act;

“Registration Statement/Proxy Statement” means the Registration Statement/Proxy Statement to be prepared in connection with the SEAC Shareholders Meeting and the SEAC Public Warrant Holders Meeting, together with any amendments thereto or supplements thereof in accordance with the terms of this Agreement.

“Sanctioned Country” means at any time, a country, province, region or territory which is itself the subject or target of any comprehensive Sanctions under applicable Sanctions Laws (as of the date of this Agreement, under United States Sanctions Laws, the Donetsk, Luhansk and Crimea regions of Ukraine, Cuba, Iran, North Korea, and Syria). For greater certainty where Sanctions Laws target a region, province, territory or other subdivision of a country, only the sanctioned part of the country and not the entire country is a Sanctioned Country.

“Sanctioned Person” means at any time any Person that is: (i) listed on any Sanctions-related list of designated or blocked Persons administered by a Governmental Authority to the extent that it has jurisdiction over any Studio Entity or any of its respective Subsidiaries, or any agent thereof to the extent that it is conducting business involving the Studio Entities or any of their Subsidiaries (including but not limited to the U.S. Department of Treasury’s Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals List, Non-SDN Menu-Based Sanctions List, Sectoral Sanctions Identifications List, and Foreign Sanctions Evaders List, the Regulations under the Special Economic Measures Act (Canada), Justice for Victims of Corruption Foreign Officials Act (Canada), United Nations Act (Canada), and Freezing of Assets of Corrupt Foreign Officials Act (Canada), the Regulations Establishing a List of Entities under the Criminal Code (Canada), the Denied Persons, Entity, and Unverified Lists of the U.S. Department of Commerce’s Bureau of Industry and Security, the Debarred List of the U.S. Department of State’s Directorate of Defense Trade Controls, any list of sanctioned persons administered and maintained by the U.S. Department of State relating to nonproliferation, terrorism, Cuba, Iran, or Russia and the EU Consolidated Financial Sanctions List), (ii) the government of, located in, resident in, or organized under the laws of a Sanctioned Country, (iii) the Government of Venezuela, as defined in Executive Order 13884 of August 5, 2019, or (iv) owned, held, or controlled (or deemed under applicable Sanctions Laws to be owned, held or controlled), whether directly or indirectly, by a Person or Persons described in clauses (i) through (iii).

“Sanctions Laws” means applicable international trade, economic and financial sanctions Laws, regulations, embargoes, and restrictive measures administered or enforced by (i) the United States of America (including OFAC, the U.S. Department of State, and the U.S. Department of Commerce), (ii) Canada (including Global Affairs Canada), (iii) the European Union and enforced by its member states, (iv) the United Nations Security Council, or (v) His Majesty’s Treasury or the Foreign, Commonwealth & Development Office of the United Kingdom.

“SEAC Amalgamation Effective Time” has the meaning ascribed thereto in the Plan of Arrangement.

“SEAC Board” means the Board of Directors of SEAC.

“SEAC Disclosure Schedule” means SEAC’s disclosure schedule delivered by SEAC in connection with this Agreement.

“SEAC Entity” means any of New SEAC, MergerCo and New BC Sub.

“SEAC Merger Surviving Company Entrance Step” means the filing of the BC Continuation Application for SEAC Merger Surviving Company with the Registrar pursuant to section 302 of the BC Act and the subsequent issuance by the Registrar of a Certificates of Continuation pursuant to section 303(2) of the BC Act.

“SEAC Ordinary Shares” means, collectively, the SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares.

“SEAC Organizational Documents” means, as applicable, (i) prior to the SEAC Merger, the amended and restated memorandum and articles of association of SEAC (as amended by the Class B Conversion Proposal), (ii) from and after the SEAC Merger and prior to the New SEAC Domestication, the New SEAC Articles, (iii) from and after the New SEAC Domestication and prior to the StudioCo Amalgamation, the Domestication Articles of New SEAC, and (iv) from and after the StudioCo Amalgamation Effective Time, the PubCo Closing Articles.

“SEAC Pre-Arrangement Steps” means the SEAC Merger, the SEAC Redemption, the Sponsor Repurchase, the Unit Separation, the SEAC Public Warrant Exchange, the SEAC Private Placement Warrant Forfeiture, the Class B Conversion, the Cash Distribution, the SEAC Merger Surviving Company Domestication, the MergerCo Conversion, and the New SEAC Domestication.

“SEAC Private Placement Warrants” means each warrant to purchase one (1) SEAC Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, on the terms and subject to the conditions set forth in the SEAC Warrant Agreement, issued to the Sponsor pursuant to the Private Placement Warrants Purchase Agreement, dated as of January 5, 2022, by and between SEAC and the Sponsor.

“SEAC Public Warrant Holders” means, collectively, the holders of SEAC Public Warrants.

“SEAC Public Warrants” means each warrant to purchase one (1) SEAC Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, on the terms and subject to the conditions set forth in the SEAC Warrant Agreement, other than the SEAC Private Placement Warrants.

“SEAC Shareholder Approvals” means (i) with respect to the Arrangement Resolution approval by not less than two-thirds (662/3%) of the votes cast on the Arrangement Resolution by the holders of SEAC Class A Ordinary Shares, voting as a single class, present in person or represented by proxy at the SEAC Shareholders Meeting, and approval by not less than two-thirds (662/3%) of the votes cast on the Arrangement Resolution by holders of SEAC Class B Ordinary Shares, voting as a single class, present in person or represented by proxy at the SEAC Shareholders Meeting and (ii) with respect to the other Transaction Proposals, the votes required for approval of such other Transaction Proposals as required by the SEAC Organizational Documents and applicable Law.

“SEAC Shareholder Consideration” means, collectively, the aggregate SEAC Cash Consideration, if any, to be paid in accordance with the terms and conditions of this Agreement, and the PubCo Common Shares to be issued in exchange for SEAC Amalco Common Shares pursuant to the StudioCo Amalgamation and in accordance with the Plan of Arrangement (which PubCo Common Shares, for the avoidance of doubt, will include the SEAC Merger Consideration as converted into or exchanged for PubCo Common Shares in accordance with the terms of this Agreement).

“SEAC Shareholders” means collectively, (i) the holders of SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares, (ii) following the SEAC Merger, the holders of New SEAC Class A Ordinary Shares, (iii) following the Domestications, the holders of New SEAC Class A Common Shares, and (iv) following the SEAC Amalgamation, the holders of SEAC Amalco Common Shares.

“SEAC Special Committee” means the special committee of the SEAC Board, as designated by the SEAC Board in connection with the Transactions.

“SEAC Sponsor Options” means the options to purchase SEAC Class A Ordinary Shares granted pursuant to the Sponsor Option Agreement.

“SEAC Transaction Expenses” means all Indebtedness and all other reasonable and documented fees, expenses, obligations and liabilities incurred in connection with, or otherwise related to, the Transactions, the negotiation and preparation of this Agreement and the other Transaction Documents and the performance and compliance with this Agreement and the other Transaction Documents and conditions contained herein and therein, including the fees, expenses and disbursements of legal counsel, reserves evaluators, auditors and accountants, due diligence expenses, advisory and consulting fees (including financial advisors) and expenses, and other third-party fees and any Deferred Underwriting Fees, in each case, of SEAC, the SEAC Entities, any of their Subsidiaries or the Sponsor and any and all filing fees payable by SEAC, the SEAC Entities, any of their Subsidiaries or the Sponsor to Governmental Authorities in connection with the Transactions; provided, that SEAC Transaction Expenses shall not include (A) initial underwriting fees, commissions and other offering expenses in connection with the initial public offering of SEAC (but may include Deferred Underwriting Fees), or (B) any costs, fees and expenses incurred in connection with the investigation or pursuit of prospective business combinations other than the Transactions; provided, further, that, if SEAC Transaction Expenses calculated pursuant to the foregoing exceed $21,000,000, such amount in excess of $21,000,000 shall be not deemed to be SEAC Transaction Expenses without LG Parent’s prior written consent (in its sole discretion). For the avoidance of doubt, SEAC Transaction Expenses shall not include (x) any amounts paid or payable pursuant to the SEAC Public Warrant Exchange, (y) unless otherwise expressly agreed in writing by SEAC and LG Parent, any advisory or consulting fees (including financial advisors), costs and expenses paid or payable by LG Parent, Studio HoldCo, StudioCo or any of their respective Subsidiaries in connection with the Transactions notwithstanding that such advisor or consultant may (1) also be engaged by SEAC as placement agent in connection with the PIPE Investment and (2) have the same teams working on the engagement by LG Parent, Studio HoldCo, StudioCo or any of their respective Subsidiaries, on the one hand, and engagement by SEAC, on the other hand or (z) any fees payable to the financial printer in connection with the processing and filing of the Registration Statement/Proxy Statement with the SEC.

“SEAC Unit” means the units issued in SEAC’s initial public offering, each comprising one SEAC Class A Ordinary Share and one-third of one SEAC Public Warrant.

“SEAC Warrant Agreement” means that certain warrant agreement dated January 5, 2022 by and between SEAC and Continental Stock Transfer & Trust Company, as amended from time to time.

“Sponsor” means Eagle Equity Partners V, LLC, a Delaware limited liability company.

“Sponsor Option Agreement” means the option agreement substantially in the form attached hereto as Exhibit F, to be entered into by SEAC and the Sponsor at the time of the Sponsor Repurchase.

“Starz Business” means the Media Networks business and operations of LG Parent and its relevant Subsidiaries, as such business and operations are described under the caption of the “Media Networks” segment of LG Parent in its Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and conducted at any time prior to the Closing by LG Parent or any of its Subsidiaries.

“Studio Business” means all businesses, operations and activities (whether or not such businesses, operations or activities are or have been terminated, divested or discontinued) conducted at any time prior to the Closing by LG Parent, Studio HoldCo, StudioCo, any of the Studio Entities or any of their Subsidiaries, other than the Starz Business.

“Studio Entities” means the Subsidiaries of LG Parent set forth on Schedule C.

“Studio Intellectual Property” means, collectively, all Studio Owned Intellectual Property and Studio Licensed Intellectual Property.

“Studio Licensed Intellectual Property” means any and all Intellectual Property owned by a third party and either licensed to a Studio Entity or any of its Subsidiaries or which any of the Studio Entities or any of their Subsidiaries otherwise has a valid right to use.

“Studio Material Adverse Effect” means, with respect to the Studio Business (including the Studio Entities and their Subsidiaries), any event, development, occurrence, change or effect (collectively, “Effects”) that, individually or in the aggregate with all other Effects, has had or would reasonably be expected to have a material adverse effect on (i) the business, results of operations, assets or financial condition of the Studio Business, taken as a whole, or the Studio Entities and their Subsidiaries, taken as a whole, or (ii) the ability of LG Parent, Studio HoldCo, StudioCo or any of their Subsidiaries to consummate the Transactions; provided, however, that none of the following shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there is, has been or will be a Studio Material Adverse Effect: (a) any change or proposed change in or change in the interpretation of any Law, GAAP or IFRS applicable to LG Parent, StudioCo, any of the Studio Entities or the Studio Business, including any COVID-19 Measures or changes of interpretation of COVID-19 Measures following the date hereof; (b) Effects generally affecting the industries or geographic areas in which the Studio Business operates; (c) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (d) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage (including cyberterrorism), terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics and other force majeure events (with respect to the COVID-19 pandemic, solely to the extent such Effect first arises after the date hereof); (e) any actions taken or not taken by LG Parent, StudioCo and any of their respective Subsidiaries as required by this Agreement or the other Transaction Documents; (f) any Effect attributable to the announcement or execution, pendency, negotiation or consummation of the Transactions (including the impact thereof on relationships with customers, suppliers, employees or Governmental Authorities) (provided, that this clause (f) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the consequences resulting from this Agreement or the consummation of the Transactions); (g) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided, that this clause (g) shall not prevent a determination that any Effect underlying such failure has resulted in a Studio Material Adverse Effect; or (h) any actions taken, or failures to take action, or such other Effects, in each case, which SEAC has expressly requested in writing or to which it has expressly consented in writing or which actions are expressly permitted by this Agreement, except in the cases of clauses (a) through (d), to the extent that the Studio Business, or the Studio Entities and their Subsidiaries, taken as a whole, is materially disproportionately affected thereby as compared with other participants in the industry or market in which it operates.

“Studio Owned Intellectual Property” means any and all Intellectual Property (including Registered Intellectual Property) owned (or purported to be owned in the Transaction Documents or in SEAC’s latest public filings with the SEC and not subsequently disposed of in the Ordinary Course) by any of the Studio Entities or any of their Subsidiaries.

“StudioCo Issuance Amount” means the number of shares resulting from StudioCo Issuance Equity Value divided by the Closing Share Price.

“StudioCo Issuance Equity Value” means, as of immediately prior to commencement of the SEAC Pre-Arrangement Steps (excluding, for the avoidance of doubt, the impact of the net proceeds of the Transactions to PubCo), (i) $4,600,000,000 minus (ii) Net Corporate Indebtedness attributed to the Studio Business, minus (iii) the (A) redeemable non-controlling interests of the type characterized as such in the November 10-Q minus (B) minority investments of the Studio Business of the type characterized as such in Note 4 to the November 10-Q.

“StudioCo Transaction Expenses” means, except as otherwise set forth in this Agreement, all reasonable and documented third-party, out-of-pocket fees and expenses incurred in connection with, or otherwise related to, the Transactions, the negotiation and preparation of this Agreement and the other Transaction Documents and the performance and compliance with this Agreement and the other Transaction Documents and conditions contained herein and therein, including the fees, expenses and disbursements of legal counsel, reserves evaluators, auditors and accountants, due diligence expenses, advisory and consulting fees (including financial advisors) and expenses, and other third-party fees, in each case, of each of LG Parent, StudioCo and their respective Subsidiaries, and any and all filing fees payable by LG Parent, StudioCo or any of their respective Subsidiaries to Governmental Authorities in connection with the Transactions.

“Subsidiary” of any Person means, with respect to such Person, any Affiliate controlled by such Person, directly or indirectly, through one or more intermediaries. For the avoidance of doubt, “Subsidiaries” of LG Parent shall include any and all of LG Parent’s direct and indirect, greater than fifty percent (50%) owned joint ventures; provided, further, that, for purposes of this Agreement, the “Subsidiaries” of the Studio Entities shall be deemed to include the Persons listed in Schedule E.

“Tax” means (a) any and all taxes, duties, levies, imposts, assessments, fees or other charges, including income, estimated, business, occupation, corporate, capital, gross receipts, net worth, capital stock, transfer, stamp, registration, employment, payroll, unemployment, social security, escheat, environmental, employment insurance premiums, Canada Pension Plan, Quebec Pension Plan or other similar contributions, withholding, occupancy, license, severance, production, ad valorem, excise, windfall profits, real property, personal property, sales, use, turnover, value added and franchise taxes, customs duties or other taxes, duties, levies, imposts, assessments, fees, any requirement to pay or repay any amount to a Governmental Authority in respect of a tax credit, refund, rebate, governmental grant or subsidy, overpayment, or similar adjustment of taxes, or other charges of any kind whatsoever imposed by any Governmental Authority, whether disputed or not, and (b) any and all interest, penalties, and additions to tax imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b).

“Tax Return” means any return, declaration, form, election, report, claim for refund, information return, statement or other document relating to Taxes, including any schedule or attachment thereto and any amendment thereof, in each case provided or required to be provided to a Taxing Authority.

“Taxing Authority” means any Governmental Authority or other authority responsible for the administration, determination, assessment, imposition and/or collection of Taxes or enforcement of any Law in relation to Taxes.

“Transaction Documents” means this Agreement, including all Schedules and Exhibits hereto, the LG Parent Disclosure Schedule, the SEAC Disclosure Schedule, the Plan of Arrangement, the Warrant Support

Agreements, the Separation Agreement, the Lock-Up Agreement, the Registration Rights Agreement, the Sponsor Support Agreement, any Discounted Non-Redemption Agreements and Non-Redemption Agreements, the Shared Services/Overhead Sharing Agreement, and all other agreements, certificates and instruments executed and delivered by SEAC, the SEAC Entities, StudioCo, the Studio Entities or any of their Subsidiaries, LG Parent or Studio HoldCo in connection with the Transactions and specifically contemplated by this Agreement.

“Transaction Expenses” means the StudioCo Transaction Expenses and the SEAC Transaction Expenses and all fees, costs and expenses, other than placement agent fees payable to financial advisors, in connection with the PIPE Investment.

“Transactions” means the SEAC Pre-Arrangement Steps, the Arrangement, the PIPE Investment, the Warrant Agreement Amendment, the SEAC Redemption and the other transactions contemplated by this Agreement and the other Transaction Documents.

“Transferred Information” means any Personal Information disclosed or conveyed to one Party or any of its representatives or agents (a “Recipient”) by or on behalf of another Party (a “Disclosing Party”) in anticipation of, as a result of, or in conjunction with the Transactions.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“Unredeemed Cash in Trust” means the product of (a) the Closing Share Price multiplied by (b) the Unredeemed Shares.

“Unredeemed Shares” means the SEAC Class A Ordinary Shares issued and outstanding immediately prior to the SEAC Merger Effective Time, other than the Redemption Shares, the Discounted Non-Redemption Agreement Shares, the Non-Redemption Agreement Shares, the Reduction Right Shares, the Additional Shares and those resulting from the Class B Conversion.

“Virtual Data Room” means the virtual data room established by LG Parent and hosted by DataSite, access to which was given to SEAC in connection with its due diligence investigation of the Studio Business relating to the Transactions.

“Willful Breach” means, with respect to any agreement, a party’s knowing and intentional material breach of any of its representations or warranties as set forth in such agreement, or such party’s material breach of any of its covenants or other agreements set forth in such agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by any such party with the actual knowledge that the taking of such act or failure to take such act would cause a material breach of such agreement.

Section 1.02 Further Definitions. The following terms have the meaning set forth in the Sections set forth below:

Term	Location
Agreement	Preamble
Alternative Transaction	Section 6.02
Amalgamations	Recitals
Authorization Notice	Section 2.08(h)(iii)(1)
BC Act	Recitals
Blue Sky Laws	Section 3.05(b)
Cash Distribution	Recitals
Change in Recommendation	Section 2.05
Claims	Section 5.04

Class B Conversion	Recitals
Class B Conversion Proposal	Section 2.03(a)
Closing	Section 2.08(a)
Closing Date	Section 2.08(a)
Companies Act	Recitals
Confidentiality Agreement	Section 6.01(b)
Contracting Parties	Section 9.11
controlled by	see definition of control, Section 1.01
Dentons	Section 9.16(b)
Disclosing Party	see definition of Transferred Information, Section 1.01
Discounted Non-Redemption Agreement Shares	Recitals
Discounted Non-Redemption Agreements	Recitals
Discounted Non-Redemption Investors	Recitals
Dissenting Shareholders	Section 2.08(h)(iii)(2)
Dissenting Shares	Section 2.08(h)(iii)(2)
Domestication Articles	Recitals
Domestications	Recitals
Effects	see definition of Studio Material Adverse Effect, Section 1.01
Entrance Steps	Recitals
eOne	see definition of eOne Acquisition, Section 1.01
eOne EPA	see definition of eOne Acquisition, Section 1.01
eOne Financial Statements	Section 6.11
Exchange Act	Section 3.05(b)
Exchange Agent	Section 2.09(a)
Exchange Fund	Section 2.09(a)
FCPA	see definition of Anti-Corruption Laws, Section 1.01
Financial Statements	Section 3.07(a)
Governmental Authority	Section 3.05(b)
Intended Canadian Tax Treatment	Recitals
Intended Tax Treatment	Recitals
Intended U.S. Tax Treatment	Recitals
Intercompany Financing Arrangement	Section 6.19(a)
Interim Financial Statements	Section 6.11
Intervening Event	Section 2.05
Intervening Event Notice Period	Section 2.05
LG Group	Section 9.16(b)
LG Parent	Preamble
LG Parent Board	Recitals
LG Parent Disclosure Schedule	Article III
LG Parent Issuance	Recitals
LG Parent Minimum Requirement	Section 2.08(h)(ix)(1)
Lock-Up Agreement	Recitals
Material Contracts	Section 3.16(a)
Maximum Non-Redemption Agreement Shares	Section 6.18
Maximum Trust Proceeds	Section 7.03(e)
MergerCo	Preamble
MergerCo Amalco	Recitals
MergerCo Amalgamation	Recitals
MergerCo Conversion	Recitals
New BC Sub	Preamble
New Issuances	Section 2.08(g)(iii)

New SEAC	Preamble
New SEAC (BC) Sponsor Option	Recitals
New SEAC (Cayman) Sponsor Option	Recitals
New SEAC Articles	Recitals
New SEAC Class A Common Share	Recitals
New SEAC Class A Ordinary Shares	Recitals
New SEAC Domestication	Recitals
New SEAC Domestication Effective Time	Section 2.08(l)(i)
New SEAC Entrance Step	Recitals
New SEAC Exit Step	Recitals
New SEAC Reclassification	Recitals
Nonparty Affiliates	Section 9.11
Non-Redemption Agreement Proceeds	Recitals
Non-Redemption Agreement Shares	Recitals
Non-Redemption Agreements	Recitals
Non-Redemption Shareholders	Recitals
OFAC	see definition of Sanctioned Person, Section 1.01
Outside Date	Section 8.01(b)
Owned Real Property	Section 3.11
Parties	Preamble
PIPE Investment	Recitals
PIPE Investment Amount	Recitals
PIPE Investors	Recitals
Plan of Merger	Section 2.08(h)(iv)
Post-Arrangement Repayment	Section 2.08(n)(iii)
Post-Closing Directors	Recitals
Post-Closing Officers and Directors	Recitals
Pre-Closing Restructuring	Section 6.16
Privacy Commitments	Section 3.13(a)
PubCo	Recitals
PubCo Closing Articles	Recitals
PubCo Common Shares	Recitals
PubCo Sponsor Option	Recitals
Recipient	see definition of Transferred Information, Section 1.01
Redemption Shares	Section 2.08(d)
Registered Owned Intellectual Property	Section 3.12(a)
Registration Rights Agreement	Recitals
Registration Statement/Proxy Statement	Section 2.04(a)
Remedies Exceptions	Section 3.04
Representatives	Section 6.01(a)
SEAC	Preamble
SEAC Amalco	Recitals
SEAC Amalco Common Shares	Recitals
SEAC Amalco Sponsor Option	Recitals
SEAC Amalgamation	Recitals
SEAC Board Recommendation	Section 2.05
SEAC Cash Consideration	Section 2.08(h)(viii)(1)
SEAC Cash Consideration Trigger	Section 2.08(h)(viii)(1)
SEAC Class A Ordinary Shares	Recitals
SEAC Entities Shareholder Approval	Section 4.10(b)
SEAC Group	Section 9.16(a)

SEAC Indemnified Persons	Section 6.04(a)
SEAC Interested Party Transaction	Section 4.19(a)
SEAC Material Contracts	Section 4.17(a)
SEAC Maximum Annual Premium	Section 6.04(b)
SEAC Merger	Recitals
SEAC Merger Consideration	Section 2.08(h)(viii)(1)
SEAC Merger Effective Time	Section 2.08(h)(iv)
SEAC Merger Surviving Company	Section 2.08(h)(ii), Recitals
SEAC Merger Surviving Company Domestication	Recitals
SEAC Merger Surviving Company Domestication Effective Time	Section 2.08(j)(i)
SEAC Merger Surviving Company Entrance Step	Recitals
SEAC Merger Surviving Company Exit Step	Recitals
SEAC Merger Surviving Company Reclassification	Recitals
SEAC Permits	Section 4.06
SEAC Private Placement Warrant Forfeiture	Recitals
SEAC Public Warrant Exchange	Recitals
SEAC Public Warrant Holder Approval	Recitals
SEAC Public Warrant Holders	Recitals
SEAC Public Warrant Holders Meeting	Section 2.03(a)
SEAC Redemption	Section 2.08(d)
SEAC SEC Reports	Section 4.07(a)
SEAC Shareholders Meeting	Section 2.03(a)
SEAC Tail Policy	Section 6.04(b)
SEAC Warrant Agreement Amendment	Recitals
SEC	see definition of Business Day, Section 1.01
Securities Act	Section 2.02
Separation Agreement	Section 6.16
Shared Services/Overhead Sharing Agreement	Section 6.23
Sponsor Indemnification Agreement	Section 6.04(a)
Sponsor Repurchase	Recitals
Sponsor Support Agreement	Recitals
Studio Business Information	Section 2.04(e)
Studio Collective Bargaining Agreement	Section 3.10(h)
Studio Entity Organizational Documents	Section 3.02(b)
Studio HoldCo	Preamble
Studio Interested Party Transaction	Section 3.19(a)
Studio Material Leased Real Property	Section 3.11
Studio Material Real Property Lease	Section 3.11
Studio Permits	Section 3.06
StudioCo	Preamble
StudioCo Amalgamation	Recitals
StudioCo Amalgamation Effective Time	Section 2.08(m)(i)(3)
StudioCo Common Shares	Recitals
StudioCo Organizational Documents	Section 3.02(a)
StudioCo Shareholder Approvals	Section 6.14
Subscription Agreements	Recitals
Terminating LG Breach	Section 8.01(e)
Terminating SEAC Breach	Section 8.01(f)
Top Licensees	Section 3.22(a)

Transaction Litigation	Section 6.06(c)
Transaction Proposals	Section 2.03(a)
Trust Account	Section 4.12
Trust Agreement	Section 4.12
Trustee	Section 4.12
UKBA	see definition of Anti-Corruption Laws, Section 1.01
under common control with	see definition of control, Section 1.01
Unit Separation	Section 2.08(c)
Updated Financial Statements	Section 6.11
Wachtell	Section 9.16(b)
Warrant Support Agreements	Recitals
White & Case	Section 9.16(a)
Withholding Agent	Section 2.10
Written Objection	Section 2.08(h)(iii)

Section 1.03 Construction.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the definitions contained in this Agreement are applicable to the other grammatical forms of such terms, (iv) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (v) the terms “Article,” “Section,” “Schedule” and “Exhibit” refer to the specified Article, Section, Schedule or Exhibit of or to this Agreement, (vi) the word “including” means “including without limitation,” (vii) the word “or” shall be disjunctive but not exclusive, (viii) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto, and (ix) references to any Law shall include all rules and regulations promulgated thereunder and references to any Law shall be construed as including all statutory, legal, and regulatory provisions consolidating, amending or replacing such Law. Unless otherwise indicated, all references to “$” or dollars refer to United States dollars.

(b) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

(c) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and when counting days, the date of commencement will not be included as a full day for purposes of computing any applicable time periods (except as otherwise may be required under any applicable Law). If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(d) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP, as applicable.

(e) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

ARTICLE II

THE TRANSACTIONS; THE ARRANGEMENT; CLOSING

Section 2.01 The Transactions. The Parties agree that the Transactions will be implemented in accordance with and subject to the terms and conditions of, among other things, this Agreement and the Plan of

Arrangement. Without limitation to the foregoing, (x) the following shall occur one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date) in the following sequence: (i) the SEAC Pre-Arrangement Steps will be implemented in accordance with this Agreement, and (ii) the Domestication will occur, and (y) on the Closing Date, at the Arrangement Effective Time, the Arrangement shall become effective, all with the result that, among other things, StudioCo shall be amalgamated with SEAC Amalco in accordance with the Plan of Arrangement. For certainty (a) upon the terms and subject to the conditions set forth in Article VII, upon the consummation of the SEAC Pre-Arrangement Steps, the Parties shall proceed to effect in a sequential order the SEAC Pre-Arrangement Steps, the MergerCo Amalgamation, the SEAC Amalgamation and the StudioCo Amalgamation, in each case on the terms contemplated in this Agreement and, the Plan of Arrangement, as applicable, and (b) in the event of any conflict between the terms of this Agreement and the Plan of Arrangement in relation to the steps of the Plan of Arrangement, the Plan of Arrangement shall govern.

Section 2.02 The Interim Order. On a date mutually agreed upon between the Parties prior to the date that the Registration Statement/Proxy Statement is declared effective under the Securities Act of 1933, as amended (the “Securities Act”), New BC Sub shall apply to the Court in a manner acceptable to LG Parent, acting reasonably, pursuant to section 288 of the BC Act and, in cooperation with LG Parent, prepare, file and diligently pursue a petition with the Court for the Interim Order in respect of the Arrangement, which shall provide, among other things:

(a) for the Persons to whom notice is to be provided in respect of the Arrangement, including the SEAC Shareholders, and for the manner in which such notice is to be provided to such Persons, such notice to include, among other things, that such Persons have a right to appear at the hearing before the Court at which the fairness of the Arrangement will be considered so long as they enter an appearance within a reasonable time and are in accordance with the procedures set out in the Interim Order;

(b) that the required approvals for the Arrangement Resolution shall be the SEAC Shareholder Approvals;

(c) if not prohibited by the Laws of the Caymans Islands: (i) the SEAC Shareholders Meeting may be adjourned or postponed from time to time by SEAC without the need for additional approval of the Court, and (ii) that the record date for determining the SEAC Shareholders entitled to notice of and to vote at the SEAC Shareholders Meeting will not change in respect of any adjournment(s) or postponement(s) of the SEAC Shareholders Meeting;

(d) that, in all other respects, the SEAC Shareholders Meeting shall be held in accordance with the Laws of the Cayman Islands and applicable U.S. securities Laws, including in respect of, but not limited to, quorum requirements, the setting of the record date, and adjournments and postponements;

(e) for the notice requirements with respect to the presentation of the petition to the Court for the Final Order; and

(f) for such other matters as the Parties may agree are reasonably necessary to complete the Transactions.

Section 2.03 The SEAC Shareholders Meeting.

(a) Subject to the terms of this Agreement and receipt of the Interim Order, SEAC shall, or shall cause its subsidiaries to: (i) take all action necessary under the Interim Order, applicable Law and the SEAC Organizational Documents to, as soon as reasonably practicable following the date the Registration Statement/Proxy Statement is declared effective by the SEC (and conditioned upon such declaration of effectiveness), call, give notice of, convene and hold a meeting of the SEAC Shareholders (the “SEAC Shareholders Meeting”) to seek (A) as an ordinary resolution, the approval of this Agreement and the Transactions contemplated hereby, including the Domestication; as a special resolution, the approval of the Plan of Merger and the SEAC Merger; as a special resolution, the approval of the Plan of Arrangement and the transactions contemplated thereby, including the Arrangement, in each case by the holders of SEAC Ordinary Shares in accordance with the SEAC Organizational Documents, the Companies Act, and the rules and regulations of the SEC and Nasdaq, (B) the approval of the issuance of PubCo Common Shares to LG Parent or one of its Affiliates as required by Nasdaq listing requirements, (C) approval of an amendment to the current SEAC Organizational Documents to allow for the Class B Conversion to take place prior to the SEAC Merger (the “Class B Conversion Proposal”), and (D) approval of any other proposals reasonably agreed by SEAC and LG Parent to be necessary or appropriate in connection with the Transactions, including the Arrangement Resolution (such proposals in clauses (A) through (D), together, the “Transaction Proposals”); (ii) submit the Transaction Proposals to, and use its reasonable best efforts to solicit proxies in favor of such Transaction Proposals from, the SEAC Shareholders at the SEAC Shareholders Meeting; and (iii) take all action necessary under applicable Law and the SEAC Organizational Documents to call, give notice of, convene and hold a meeting of the SEAC Public Warrant Holders (the “SEAC Public Warrant Holders Meeting”) to seek approval of the SEAC Warrant Agreement Amendment.

(b) Subject to the terms of this Agreement and the Interim Order, SEAC shall not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the SEAC Shareholders Meeting without the prior written consent of LG Parent (not to be unreasonably withheld, delayed or conditioned), except in accordance with Section 2.05 or as otherwise expressly permitted under this Agreement. Notwithstanding anything to the contrary contained in this Agreement, SEAC may (and shall, at the reasonable request of LG Parent) postpone or adjourn the SEAC Shareholders Meeting (A) to the extent necessary to ensure that any required supplement or amendment to the Registration Statement/Proxy Statement is provided to the SEAC Shareholders or if, as of the time for which the SEAC Shareholders Meeting is scheduled, there are insufficient SEAC Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such meeting, or (B) in order to solicit additional proxies from SEAC Shareholders in favor of the adoption of each of the Transaction Proposals. SEAC shall consult with LG Parent in fixing the record date for the SEAC Shareholders Meeting and the date of the SEAC Shareholders Meeting and allow LG Parent’s Representatives to attend the SEAC Shareholders Meeting if so requested.

Section 2.04 Registration Statement/Proxy Statement.

(a) As promptly as reasonably practicable after the date hereof, SEAC, New SEAC and LG Parent shall jointly prepare, and New SEAC shall file with the SEC, a registration statement on Form S-4 relating to the Transactions (such registration statement, together with all amendments and supplements thereto, the “Registration Statement/Proxy Statement”), which Registration Statement/Proxy Statement shall include a proxy statement relating to the SEAC Shareholders Meeting and the SEAC Public Warrant Holders Meeting and a prospectus that New SEAC will use in the United States to offer the PubCo Common Shares to be issued in connection with the Transactions, and shall include a copy of the Interim Order and such other documents as may be required pursuant thereto.

(b) Each of SEAC, New SEAC and LG Parent shall use its reasonable best efforts to cause the Registration Statement/Proxy Statement to be declared effective under the Securities Act as promptly as practicable after such filing and to maintain such effectiveness for as long as necessary to consummate the Transactions contemplated by this Agreement. Promptly after the Registration Statement/Proxy Statement is declared effective, SEAC shall mail the Proxy Statement/Prospectus to the SEAC Shareholders and SEAC Public Warrant Holders, as applicable, in compliance with applicable Law. Each of SEAC and LG Parent shall also use its reasonable best efforts to take any other action under necessary state securities or “blue sky” Laws in connection with the Transactions.

(c) Each of SEAC and LG Parent shall promptly notify the other of the receipt of all comments from the SEC and of any request by the SEC for any amendment or supplement to the Registration Statement/Proxy Statement or for additional information and shall promptly provide to the other copies of all correspondence between it and/or any of its Representatives and the SEC with respect to the Registration Statement/Proxy

Statement. Each of SEAC, New SEAC and LG Parent shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld, delayed or conditioned) any response to comments from the SEC and shall use its reasonable best efforts to respond promptly to any such comments. Unless required by applicable Law, no response to any comments from the SEC or the staff of the SEC relating to Registration Statement/Proxy Statement will be made by LG Parent, StudioCo or SEAC without the prior consent of the other Parties (such consent not to be unreasonably withheld, conditioned or delayed), and without providing the other Parties a reasonable opportunity to review and comment thereon unless pursuant to a telephone call initiated by the SEC.

(d) Each of SEAC, LG Parent and StudioCo shall use its reasonable best efforts to ensure that none of the information supplied by or on its behalf (including, with respect to LG Parent and StudioCo, the Studio Business Information (as defined below)) for inclusion or incorporation by reference in (i) the Registration Statement/Proxy Statement will, at the time the Registration Statement/Proxy Statement is filed with the SEC, at each time at which it is amended and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or (ii) the Proxy Statement/Prospectus will, at the date it is first mailed to the SEAC Shareholders and SEAC Public Warrant Holders, as applicable, and at the time of the SEAC Shareholders Meeting and the SEAC Public Warrant Holders Meeting, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e) Each of SEAC and LG Parent shall promptly furnish to the other all information concerning itself, its Subsidiaries, Representatives and shareholders that may be required or reasonably requested, including any information required to be included under applicable Law in the Registration Statement/Proxy Statement. New SEAC shall give LG Parent and its legal counsel a reasonable opportunity to review and comment on drafts of the Registration Statement/Proxy Statement and other related documents and shall accept the reasonable comments made by LG Parent and its counsel, and agrees that all information relating to StudioCo and the Studio Business included in the Registration Statement/Proxy Statement (the “Studio Business Information”) must be in a form and content reasonably satisfactory to LG Parent.

(f) Each Party shall promptly notify the other Parties if it becomes aware that the Registration Statement/Proxy Statement or the Proxy Statement/Prospectus contains an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made, or otherwise requires an amendment or supplement. The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and SEAC shall promptly deliver or otherwise disseminate any such amendment or supplement to the SEAC Shareholders and the SEAC Public Warrant Holders, as applicable, as required by applicable Law, including the Securities Act or Exchange Act.

Section 2.05 Change in Recommendation. SEAC shall, through the SEAC Board, include a statement in the Registration Statement/Proxy Statement to the effect that the majority of the SEAC Board (with Messrs. Sloan and Buccieri abstaining) recommends that the SEAC Shareholders vote in favor of the Transaction Proposals (the “SEAC Board Recommendation”). The SEAC Board shall not change, withdraw, withhold, qualify or modify in a manner adverse to LG Parent or StudioCo, the SEAC Board Recommendation (a “Change in Recommendation”); provided, however, that, at any time prior to obtaining the SEAC Shareholder Approvals, the SEAC Board may make a Change in Recommendation in response to any material event, fact, effect, circumstance, change, occurrence or development (A) that does not relate to an Alternative Transaction, (B) that does not relate to any change in the market price or trading volume of SEAC’s securities (it being understood that this clause (B) shall not prevent a determination that any event underlying such change constitutes an Intervening Event) and (C) (x) first occurring after the date hereof or (y) first actually or constructively known by the SEAC Board following the date hereof (or if known, the consequences of which were not known or were not reasonably foreseeable as of the date hereof), if the SEAC Board determines in good faith, after consultation with its outside legal counsel, that a failure to make such Change in Recommendation would constitute a breach by the SEAC Board of its fiduciary obligations under applicable Law (an “Intervening Event”); provided, however, that the SEAC Board may not make a Change in Recommendation unless SEAC notifies LG Parent in writing at least five (5) Business Days before taking that action of its intention to do so (such period from the time the Intervening Event notice is delivered until 5:00 p.m., New York time on the fifth (5th) Business Day from the date of such notice (it being understood that any material development with respect to such Intervening Event shall require a new notice with an additional three (3) Business Day period from the date of such new notice if such new notice is delivered after the second day of the original five (5) Business Day period) the “Intervening Event Notice Period”), and specifies the reasons therefor, and negotiates, and causes its financial and legal advisors to negotiate, with LG Parent in good faith during the Intervening Event Notice Period (to the extent LG Parent seeks to negotiate) regarding any revisions to the terms of the Transactions proposed by LG Parent so as to obviate the need for a Change in Recommendation and, following such good faith negotiations, the SEAC Board determines in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would continue to constitute a breach by the SEAC Board of its fiduciary obligations under applicable Law (provided, that, such notification would not, after consultation with its outside legal counsel, constitute a breach by the SEAC Board of its fiduciary obligations under applicable Law or constitute a breach of any applicable Law). Notwithstanding anything to the contrary contained in this Agreement, during an Intervening Event Notice Period, the obligations of SEAC or the SEAC Board under this Agreement to make filings with any Governmental Authority (including the SEC) with respect to the Transaction Proposals contemplated herein, to give notice for or to convene a meeting of shareholders, or make a recommendation, shall be tolled, and in the event any such filing or notice for a meeting was made prior to the commencement of an Intervening Event Notice Period, SEAC shall be permitted to adjourn such meeting and amend such filing as necessary to provide sufficient time for the SEAC Shareholders to consider any revised recommendation. Notwithstanding anything to the contrary contained in this Agreement, SEAC shall provide LG Parent with (i) regular and reasonably prompt updates with respect to the aggregate tally of the proxies received by SEAC in respect of the Transaction Proposals, (ii) regular and reasonably prompt updates with respect to any communication (written or oral) from any SEAC Shareholder in opposition to the Transaction Proposals, (iii) the right to reasonably demand postponement or adjournment of the SEAC Shareholders Meeting if, based on the tally of proxies, SEAC will not receive the SEAC Shareholder Approvals in respect of any of the Transaction Proposals; provided, that the SEAC Shareholders Meeting, so postponed or adjourned at the request of LG Parent, shall not be later than (A) five (5) Business Days prior to the Outside Date or (B) ten (10) days from the date of the first SEAC Shareholders Meeting, and (iv) the right to review and comment on all communications sent to SEAC Shareholders in connection with the SEAC Shareholders Meeting.

Section 2.06 The Final Order. If: (a) the Interim Order is obtained by New BC Sub; and (b) the Transaction Proposals are approved at the SEAC Meeting by SEAC Shareholders as provided for in the Interim Order and as required by applicable Law, New BC Sub and SEAC shall, in consultation with LG Parent, take all steps necessary or desirable to submit the Arrangement to the Court for the Final Order pursuant to section 288 of the BC Act, as soon as reasonably practicable, but in any event not later than three (3) Business Days after the date on which the Transaction Proposals are passed at the SEAC Shareholders Meeting as provided in the Interim Order, and thereafter diligently pursue the hearing of the petition for the Final Order.

Section 2.07 Court Proceedings.

(a) In connection with all Court proceedings relating to obtaining the Interim Order or the Final Order, each of LG Parent, New BC Sub, and SEAC shall: (i) diligently pursue the Interim Order and the Final Order; (ii) provide LG Parent’s legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and accept the reasonable comments of LG Parent and its legal counsel; (iii) provide LG Parent copies of any notice of appearance, evidence or other documents served on it or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order; (iv) ensure that all material filed with the Court in connection with the Arrangement is consistent with this Agreement and the Plan of Arrangement; (v) not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend any materials so filed or served, except as contemplated by this Agreement or with LG Parent’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided that LG Parentis not required to agree or consent to any variation in the form of the consideration payable hereunder or other modification or amendment to such filed or served materials that expands or increases its obligations, or diminishes or limits its rights, set forth in any such filed or served materials or under this Agreement or the Arrangement; (vi) subject to this Agreement, oppose any proposal from any Person that the Final Order contain any provision inconsistent with the Arrangement or this Agreement, and if at any time after the issuance of the Final Order and prior to the Closing, New BC Sub is required by the terms of the Final Order or by applicable Law to return to Court with respect to the Final Order, it will do so only after notice to, and in good faith consultation and cooperation with LG Parent; and (vii) not object to legal counsel to LG Parent making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that LG Parent advises New BC Sub the nature of any such submissions prior to the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement.

(b) Subject to the terms of this Agreement, LG Parent will cooperate with, and assist, New BC Sub in seeking the Interim Order and the Final Order, including by providing New BC Sub on a timely basis any information reasonably required or requested to be supplied by LG Parent in connection therewith.

Section 2.08 The Closing.

(a) Closing Date. On the third (3rd) Business Day after the satisfaction or, if permissible, waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or, if permissible, waiver of such conditions at the Closing), or such other date as agreed in writing between LG Parent and SEAC, a closing (the “Closing”) shall be held by electronic exchange of deliverables and release of signatures for the purpose of confirming the satisfaction or, if permissible, waiver, as the case may be, of the conditions set forth in Article VII. The date on which the Closing shall occur is referred to herein as the “Closing Date.”

(b) Pre-Closing Deliverables.

(i) Not less than three (3) Business Days prior to the Closing Date, LG Parent shall prepare and deliver to SEAC a statement setting forth LG Parent’s good faith determination of Transaction Expenses (other than SEAC Transaction Expenses) as of the Closing Date (in reasonable detail and with reasonable supporting documentation to enable a review of such statement by SEAC), including the respective amounts and wire transfer instructions for the payment of all Transaction Expenses (other than SEAC Transaction Expenses), together with corresponding invoices therefor (where applicable) and applicable Tax forms of the payees (e.g., IRS Form W-9).

(ii) Not less than three (3) Business Days prior to the Closing Date, SEAC shall prepare and deliver to LG Parent a statement setting forth SEAC’s good faith determination of (A) the aggregate amount paid or payable in connection with all SEAC Redemption and the SEAC Public Warrant Exchange, (B) the Aggregate Transaction Proceeds and (C) SEAC Transaction Expenses as of the Closing Date (in each case, in reasonable detail and with reasonable supporting documentation to enable a review of such statement by LG Parent), including the respective amounts and wire transfer instructions for the payment of all SEAC Transaction Expenses, together with corresponding invoices therefor (where applicable) and applicable Tax forms of the payees (e.g., IRS Form W-9).

(c) The Unit Separation. On the terms and subject to the conditions set forth in this Agreement, to the extent any SEAC Units remain outstanding and unseparated, immediately prior to the SEAC Public Warrant Exchange, the SEAC Class A Ordinary Shares and the SEAC Public Warrants comprising each such issued and outstanding SEAC Unit immediately prior to the SEAC Merger Effective Time shall be automatically separated (the “Unit Separation”), and the holder of each SEAC Unit shall be deemed to hold one (1) SEAC Class A Ordinary Share and one-third (1/3) of one (1) SEAC Public Warrant; all SEAC Units shall cease to be outstanding and shall automatically be cancelled and retired and shall cease to exist, with the holders of issued SEAC Units immediately prior to the Unit Separation ceasing to have any rights with respect to such SEAC Units, except as provided herein or by applicable Law.

(d) The SEAC Redemption. On the terms and subject to the conditions set forth in this Agreement, immediately prior to the SEAC Merger, pursuant to the SEAC Organizational Documents, each SEAC Class A Ordinary Share issued and outstanding with respect to which a SEAC Shareholder has validly exercised and not revoked its Redemption Rights (the “Redemption Shares”) shall be redeemed and the holder thereof shall be entitled to receive from SEAC, in cash, an amount per share calculated in accordance with the SEAC Organizational Documents, SEAC shall instruct the Trustee to make such cash payments in respect of each such Redemption Share (the “SEAC Redemption”), and from the completion of the SEAC Redemption until such time as the Trustee has processed such cash payment, the Trustee shall hold such cash as agent for the benefit of each such redeeming SEAC Shareholder, which shall constitute payment of each such SEAC Shareholder’s redemption proceeds.

(e) The SEAC Private Placement Warrants. On the terms and subject to the conditions set forth in this Agreement, immediately prior to the SEAC Merger, all of the issued and outstanding SEAC Private Placement Warrants shall be forfeited and cancelled for no consideration.

(f) The SEAC Public Warrant Exchange. On the terms and subject to the conditions set forth in this Agreement, immediately prior to the SEAC Merger (and for the avoidance of doubt, after the Unit Separation), SEAC will complete the SEAC Public Warrant Exchange pursuant to the Warrant Agreement Amendment.

(g) The Sponsor Repurchase; Class B Conversion and Reduction Rights Shares Issuance.

(i) On the terms and subject to the conditions set forth in this Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately prior to the Class B Conversion, SEAC shall complete the Sponsor Repurchase in accordance with the SEAC Organizational Documents, and SEAC and the Sponsor shall enter into the Sponsor Option Agreement.

(ii) On the terms and subject to the conditions set forth in this Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Sponsor Repurchase and prior to the SEAC Merger, pursuant to the SEAC Organizational Documents and without any action on the part of any Party or any other Person, each SEAC Class B Ordinary Share (other than the SEAC Class B Ordinary Shares cancelled and extinguished pursuant to Section 2.08(g)(i)) 2,010,000 SEAC Class B Ordinary Shares shall automatically convert into one (1) SEAC Class A Ordinary Share and any remaining SEAC Class B Ordinary Shares (if any) shall be cancelled and extinguished in accordance with the SEAC Organizational Documents in the Class B Conversion.

(iii) On the terms and subject to the conditions set forth in this Agreement and the applicable Subscription Agreements, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Class B Conversion and prior to the SEAC Merger, SEAC shall issue to the applicable PIPE Investor(s) the Reduction Right Shares (as defined in the applicable Subscription Agreement) in accordance with the applicable Subscription Agreements and to the applicable Discounted Non-Redemption Investors the Additional Shares (as defined in the applicable Discounted Non-Redemption Agreement) in accordance with the applicable Discounted Non-Redemption Agreements (such issuances, the “New Issuances”).

(h) The SEAC Merger.

(i) On the terms and subject to the conditions set forth in this Agreement, immediately prior to the SEAC Merger Effective Time and effective upon the SEAC Merger Effective Time, New SEAC shall adopt the New SEAC Articles and SEAC shall cause the officers and directors of New SEAC immediately prior to the SEAC Merger Effective Time to resign and be replaced with the officers and directors of SEAC immediately prior to the SEAC Merger Effective Time.

(ii) On the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Companies Act, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Class B Conversion, the New Issuances, the SEAC Public Warrant Exchange and the forfeiture of the SEAC Private Placement Warrants in accordance with the terms hereof, the SEAC Merger shall occur at the SEAC Merger Effective Time. Following the SEAC Merger Effective Time, the separate existence of SEAC shall be considered to cease and MergerCo shall be considered to continue as the surviving corporation of the SEAC Merger (the “SEAC Merger Surviving Company”), a direct wholly owned subsidiary of New SEAC.

(iii) If any SEAC Shareholder gives to SEAC, before the SEAC Shareholder Approval is obtained at the SEAC Shareholders Meeting, written objection to the SEAC Merger (each, a “Written Objection”) in accordance with Section 238(2) and 238(3) of the Companies Act:

(1)

SEAC shall, following the SEAC Shareholder Approval, in accordance with Section 238(4) of the Companies Act, promptly, and in any case within twenty (20) days of obtaining the SEAC Shareholder Approvals, give written notice of the authorization of the SEAC Merger (the “Authorization Notice”) to each such SEAC Shareholder who has made a Written Objection;

(2)

notwithstanding any provision of this Agreement to the contrary and to the extent available under the Companies Act, SEAC Ordinary Shares that are issued and outstanding immediately prior to the SEAC Merger Effective Time and that are held by SEAC Shareholders who have made a Written Objection and who shall have validly exercised and perfected and not effectively withdrawn or lost their rights to dissent from the SEAC Merger, or dissenter rights, in accordance with Section 238 of the Companies Act (collectively, the “Dissenting Shares,” and holders of the Dissenting Shares collectively, the “Dissenting Shareholders”) shall be cancelled and cease to exist at the SEAC Merger Effective Time and the Dissenting Shareholders shall not be entitled to receive the SEAC Merger Consideration and shall instead be entitled to exercise the rights conferred by Section 238 of the Companies Act, reduced by all applicable withholding Taxes, if any; and

(3)

For the avoidance of doubt, all SEAC Ordinary Shares held by Dissenting Shareholders who shall have not exercised or perfected or who shall have effectively withdrawn or lost their dissenter rights under Section 238 of the Companies Act shall thereupon not be Dissenting Shares and shall be automatically cancelled and extinguished and converted into the right to receive New SEAC Class A Ordinary Shares in accordance with this Section 2.08(h).

(iv) On the terms and subject to the conditions set forth in this Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), SEAC and MergerCo shall cause the plan of merger in the form reasonably acceptable to SEAC and LG Parent (the “Plan of Merger”), together with such other documents as may be required in accordance with the applicable provisions of the Companies Act or by any other applicable Law to make the SEAC Merger effective, to be executed and duly submitted for filing with the Cayman Islands Registrar in accordance with the applicable provisions of the Companies Act. The SEAC Merger shall become effective at such time as the Plan of Merger is duly registered by the Cayman Islands Registrar, or at such later time as MergerCo and SEAC mutually agree in writing with the written consent of LG Parent (which consent shall not be unreasonably conditioned, withheld or delayed) (subject to the requirements of the Companies Act) and as set forth in the Plan of Merger (such date and time as the SEAC Merger becomes effective, the “SEAC Merger Effective Time”).

(v) At the SEAC Merger Effective Time, all of the assets, properties, rights, privileges, powers and franchises of SEAC and MergerCo shall vest in the SEAC Merger Surviving Company and all debts, liabilities, obligations, restrictions, disabilities and duties of each of SEAC and MergerCo shall become the debts, liabilities, obligations and duties of the SEAC Merger Surviving Company, in each case, in accordance with the Companies Act.

(vi) At the SEAC Merger Effective Time, by virtue of the SEAC Merger, the memorandum and articles of association of MergerCo as in effect immediately prior to the SEAC Merger Effective Time shall be the memorandum and articles of association of the SEAC Merger Surviving Company until thereafter amended in accordance with its terms as provided therein and by the Companies Act.

(vii) At the SEAC Merger Effective Time, the persons serving as the directors and officers of MergerCo immediately prior to the SEAC Merger Effective Time shall be the initial directors and officers of the SEAC Merger Surviving Company, each to hold office in accordance with the memorandum and articles of association of the SEAC Merger Surviving Company from and after the SEAC Merger Effective Time until such director’s or officer’s successor is duly elected or appointed and qualified, or until the earlier of their death, resignation or removal in accordance with the memorandum and articles of association of the SEAC Merger Surviving Company, or as otherwise provided by the Companies Act.

(viii) At the SEAC Merger Effective Time, by virtue of the SEAC Merger and without any action on the part of any Party or any other Person:

(1)

each SEAC Class A Ordinary Share issued and outstanding immediately prior to the SEAC Merger Effective Time (including those resulting from the Unit Separation, the Class B Conversion and the New Issuances) shall be automatically cancelled and extinguished and converted into the right to receive one New SEAC Class A Ordinary Share (collectively, the “SEAC Merger Consideration”); provided, that, if and only if, immediately prior to the SEAC Merger Effective Time, the Unredeemed Cash in Trust exceeds the Maximum Remaining Trust Capacity (such occurrence, the “SEAC Cash Consideration Trigger”), each SEAC Class A Ordinary Share (but excluding (x) those SEAC Class A Ordinary Shares resulting from the Class B Conversion (y) the Non-Redemption Agreement Shares, the Discounted Non-Redemption Agreement Shares and any SEAC Class A Ordinary Shares with respect to which Reduction Rights are exercised under any Subscription Agreements and (z) the Reduction Right Shares and Additional Shares, if any) shall instead be automatically cancelled and extinguished and converted into the right to receive (X) an amount in cash equal to the quotient of (I) Unredeemed Cash in Trust minus Maximum Remaining Trust Capacity divided by (II) Unredeemed Shares (such cash amount, the “SEAC Cash Consideration”) and (Y) such number of New SEAC Class A Ordinary Shares equal to the quotient of (I) the Closing Share Price minus the SEAC Cash Consideration divided by (II) the Closing Share Price; and

(2)

each SEAC Ordinary Share held immediately prior to the SEAC Merger Effective Time by SEAC as a treasury share shall be automatically cancelled and extinguished, and no consideration shall be paid with respect thereto.

(ix) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document:

(1)	the Parties acknowledge and agree that the number of PubCo Common Shares to be issued to Studio HoldCo in the LG Parent Issuance shall (A) equal or exceed eighty-two and one half of a percent (82.5%) of the number of PubCo Common Shares issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors), (B) possess at least eighty-two and one half of a percent (82.5%) of the total combined voting power of all classes of stock entitled to vote (including securities treated as voting stock for U.S. federal income tax purposes) of PubCo issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors) and (C) equal or exceed eighty-two and one half of a percent (82.5%) of the total number of shares of all other capital stock (if applicable, of each class of stock) (including any securities treated as stock for U.S. federal income tax purposes) of PubCo issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors or Discounted Non-Redemption Investors) (clauses (A), (B) and (C), the “LG Parent Minimum Requirement”); and

(2)

if, for any reason, the LG Parent Minimum Requirement would not be satisfied pursuant to the terms and conditions of this Agreement and any other Transaction Documents, then any amount of PubCo Common Shares to be delivered to any Person, including any SEAC Shareholders, as applicable, hereunder or thereunder, but in all events excluding the PubCo Common Shares delivered in respect of (A) the SEAC Class A Ordinary Shares resulting from the Class B Conversion, (B) the PIPE Investment (including SEAC Class A Ordinary Shares with respect to which Reduction Rights are exercised under any Subscription Agreements and any Reduction Right Shares) (C) the Discounted Non-Redemption Agreement Shares and any Additional Shares and (D) the Non-Redemption Agreements Shares, will be appropriately adjusted and replaced with cash in lieu of PubCo Common Shares such that the LG Parent Minimum Requirement shall be satisfied immediately after the Arrangement Effective Time (which adjustment may be accomplished, subject in all cases to the exclusions noted in the foregoing subclauses (A) to (D), by reducing the number of New SEAC Class A Ordinary Shares each SEAC Shareholder is entitled to receive in the SEAC Merger and increasing the SEAC Cash Consideration proportionately or otherwise in a tax efficient manner).

(i) Cash Distribution.

Prior to the SEAC Merger Surviving Company Domestication and the New SEAC Domestication, SEAC Merger Surviving Company shall distribute all assets lawfully available for distribution by way of dividend (including, for the avoidance of doubt, any amounts of cash remaining in the Trust Account following the SEAC Redemption, the Sponsor Redemption and the SEAC Public Warrant Exchange), following which SEAC Merger Surviving Company will have no assets.

(j) The SEAC Merger Surviving Company Domestication.

(i) On the terms and subject to the conditions set forth in this Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Cash Distribution and prior to the MergerCo Conversion, the SEAC Merger Surviving Company shall change its jurisdiction of incorporation from the Cayman Islands to British Columbia by (A) deregistering as a Cayman Islands exempted company pursuant to and in accordance with Sections 206 through 209 of the Companies Act and (B) continuing and domesticating as a British Columbia company in accordance with the applicable provisions of the BC Act. The SEAC Merger Surviving Company will effect the SEAC Merger Surviving Company Domestication by (1) filing all applicable notices, undertakings and other documents required to be filed, in form and substance reasonably satisfactory to LG Parent, paying all applicable fees required to be paid, and causing the satisfaction of all other conditions to deregistration required to be satisfied, in each case, under Section 206 of the Companies Act and in accordance therewith and (2) filing its BC Continuation Application and such other documents required by the Registrar in accordance with the BC Act. The SEAC Merger Surviving Company’s Entrance Step shall become effective under the BC Act at the time the Certificate of Continuation for the SEAC Merger Surviving Company is issued by the Registrar pursuant to section 302(2) of the BC Act. The time at which the SEAC Merger Surviving Company Domestication actually becomes effective under the BC Act is referred to herein as the “SEAC Merger Surviving Company Domestication Effective Time.”

(ii) At the SEAC Merger Surviving Company Domestication Effective Time, the SEAC Merger Surviving Company Reclassification shall occur.

(k) Conversion.

(i) Immediately following the SEAC Merger Surviving Company Domestication and prior to the New SEAC Domestication, SEAC Merger Surviving Company and New SEAC shall take all steps necessary to effect the MergerCo Conversion by causing SEAC Merger Surviving Company to convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act, including by altering its notice of articles in accordance with Section 51.31 of the BC Act, and the notice of articles and Domestication Articles of SEAC Merger Surviving Company shall be modified as necessary in relation to the MergerCo Conversion.

(l) New SEAC Domestication.

(i) On the terms and subject to the conditions set forth in this Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the MergerCo Conversion, New SEAC shall change its jurisdiction of incorporation from the Cayman Islands to British Columbia by (i) deregistering as a Cayman Islands exempted company pursuant to and in accordance with Sections 206 through 209 of the Companies Act and (ii) continuing and domesticating as a British Columbia company in accordance with the applicable provisions of the BC Act. New SEAC will effect the New SEAC Domestication by (A) filing all applicable notices, undertakings and other documents required to be filed, in form and substance reasonably satisfactory to LG Parent, paying all applicable fees required to be paid, and causing the satisfaction of all other conditions to deregistration required to be satisfied, in each case, under Section 206 of the Companies Act and in accordance therewith and (B) filing its BC Continuation Application and such other documents required by the Registrar in accordance with the BC Act. New SEAC’s Entrance Step shall become effective under the BC Act at the time the Certificate of Continuation is issued by the Registrar pursuant to section 302(2) of the BC Act. The time at which the New SEAC Domestication actually becomes effective under the BC Act is referred to herein as the “New SEAC Domestication Effective Time.”

(ii) At the New SEAC Domestication Effective Time, the New SEAC Reclassification shall occur.

Concurrently with and as part of New SEAC’s Entrance Step, each New SEAC (Cayman) Sponsor Option issued and outstanding immediately prior to the New SEAC Reclassification shall become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase New SEAC Class A Common Shares.

(m) The Arrangement.

(i) On the Closing Date, beginning at the Arrangement Effective Time, the following shall occur in accordance with the Plan of Arrangement:

(1)	the MergerCo Amalgamation;

(2)	the SEAC Amalgamation; and

(3)

the StudioCo Amalgamation, including the LG Parent Issuance to Studio HoldCo, the issuance of PubCo Common Shares in exchange for New SEAC Class A Common Shares, and the adoption of the PubCo Closing Articles (the occurrence of such event, being the “StudioCo Amalgamation Effective Time”).

(n) Post-Arrangement Transactions.

(i) Immediately following the StudioCo Amalgamation, PubCo and each Lock-Up Shareholder shall become bound by the Lock-Up Agreement; and

(ii) immediately following the StudioCo Amalgamation, PubCo (as successor to New SEAC) shall issue PubCo Common Shares to the PIPE Investors in accordance with the Subscription Agreements, such issuance of PubCo Common Shares shall be approved by the PubCo Board (within the limits and conditions set forth under the PubCo Closing Articles) and the register of shareholders of PubCo shall be updated accordingly.

(iii) As promptly as practicable following the StudioCo Amalgamation, PubCo shall cause its applicable Subsidiaries to transfer the Post-Arrangement Repayment Amount in cash to one or more of the applicable Subsidiaries of LG Parent in partial repayment of the Intercompany Financing Arrangement (the “Post-Arrangement Repayment”).

Section 2.09 Exchange Agent Matters.

(a) Prior to the SEAC Merger Effective Time, StudioCo shall appoint Continental Stock Transfer & Trust Company (or such other exchange and paying agent reasonably acceptable to SEAC) (the “Exchange Agent”), for the purpose of delivering to each SEAC Shareholder his, her or its portion of the SEAC Shareholder Consideration in respect of his, her or its SEAC Class A Ordinary Shares and SEAC Amalco Common Shares, as applicable. At or around the SEAC Merger Effective Time, SEAC or New SEAC, as applicable, shall pay to the Exchange Agent an amount in cash equal to the aggregate SEAC Cash Consideration, and, upon the StudioCo Amalgamation Effective Time, PubCo shall issue the number of shares of PubCo Common Shares (as uncertificated shares pursuant to the BC Act) issuable in connection with the SEAC Shareholder Consideration (such cash and shares, collectively, the “Exchange Fund”). From the SEAC Merger Effective Time until such time as the Exchange Agent has processed the payment of the aggregate SEAC Cash Consideration, the Exchange Agent shall hold such cash as agent for the benefit of each applicable SEAC Shareholder entitled to receive SEAC Cash Consideration.

(b) Each SEAC Shareholder shall be entitled to receive his, her or its portion of the SEAC Shareholder Consideration in respect of his, her or its SEAC Class A Ordinary Shares and SEAC Amalco Common Shares, as applicable, as soon as reasonably practicable after the Arrangement Effective Time, but subject to the terms of the Plan of Arrangement with respect to the issuance of PubCo Common Shares in exchange for SEAC Amalco Common Shares.

(c) After the SEAC Merger Effective Time, there shall be no further registration of transfers of SEAC Public Warrants, SEAC Private Placement Warrants, SEAC Class A Ordinary Shares or SEAC Class B Ordinary Shares. Subject to applicable Law, following the SEAC Merger Effective Time, the Exchange Agent shall promptly deliver to the record holders thereof, without interest, the applicable portion of the SEAC Shareholder Consideration to be delivered in exchange therefor.

(d) All securities issued, and all payments made, upon the exchange of any SEAC Ordinary Shares in the SEAC Merger or the Domestications and the terms hereof shall be deemed to have been issued and paid, as applicable, in full satisfaction of all rights pertaining to such SEAC Ordinary Shares.

(e) All securities issued upon the exchange of any SEAC Amalco Common Shares in accordance with the Plan of Arrangement and the terms hereof shall be deemed to have been issued and paid, as applicable, in full satisfaction of all rights pertaining to such SEAC Amalco Common Shares.

(f) Any portion of the Exchange Fund that remains undistributed to SEAC Shareholders with respect to the SEAC Shareholder Consideration for twelve (12) months after the StudioCo Amalgamation Effective Time shall be delivered to PubCo, to be held for the benefit of the SEAC Shareholders, and any SEAC Shareholders who have not theretofore complied with this Section 2.09 shall thereafter look only to PubCo for the SEAC Shareholder Consideration. Any portion of the Exchange Fund with respect to the SEAC Shareholder Consideration remaining undistributed to SEAC Shareholders, as may be applicable, as of the sixth (6th) anniversary of the Closing Date shall, (i) with respect to cash, escheat to the government of the Cayman Islands, and (ii) with respect to share consideration, including PubCo Common Shares, that may have been issuable to former holders of the SEAC Class A Ordinary Shares, to the extent permitted by applicable Law, the SEAC Class A Ordinary Shares shall be, and be deemed to be in accordance with applicable Law, cancelled from the capital of SEAC immediately prior to the Closing Time, in each case free and clear of any claims or interest of any Person previously entitled thereto.

(g) None of the Exchange Agent, PubCo, SEAC, LG Parent, StudioCo, Studio HoldCo or any of their respective Affiliates shall be liable to any SEAC Shareholder for any SEAC Class A Ordinary Share that is subsequently deemed to be cancelled in connection with the Transactions (or dividends or distributions with respect thereto) or cash that becomes the property of the Cayman Islands or is otherwise delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 2.09.

(h) Notwithstanding any other provision of this Agreement, no fractional PubCo Common Shares will be issued. In lieu of any fractional PubCo Common Shares to which each SEAC Shareholder, LG Parent or Studio HoldCo would otherwise be entitled in the Amalgamations, the Exchange Agent shall round down to the nearest whole PubCo Common Share. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

(i) If, between the date of this Agreement and the Closing, the outstanding SEAC Ordinary Shares (or any other Equity Interests in SEAC or its successors) have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, reorganization, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein which is based upon the number of SEAC Ordinary Shares (or any other Equity Interests in SEAC or its successors), as applicable, will be appropriately adjusted to provide to the holders of SEAC Ordinary Shares (or any other Equity Interests in SEAC or its successors), as applicable, the same economic effect as contemplated by this Agreement prior to such event; provided, however, that this Section 2.09(i) shall not be construed to permit SEAC (or its successors), LG Parent or any Studio Entities or any of their respective Subsidiaries to take any action with respect to their respective securities that is expressly prohibited by the terms and conditions of this Agreement.

Section 2.10 Withholding(i) . Notwithstanding anything in this Agreement to the contrary, each of the Parties, their Affiliates and the Exchange Agent (each a “Withholding Agent”) shall be entitled to deduct and withhold (or cause to be deducted and withheld) from the consideration (including cash, shares, warrants, options or other property) otherwise payable, issuable or transferable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to such payment, issuance or transfer under the Code, applicable Canadian Law, or other provision of U.S. state, local or non-U.S. Tax Law. To the extent that amounts are so deducted or withheld and timely paid to the applicable Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid, issued or transferred to the person in respect of which such deduction and withholding was made. The applicable Withholding Agent is hereby authorized to dispose of such portion of any share or other security payable, issuable or transferable pursuant to this Agreement as is necessary to provide sufficient funds to such Withholding Agent solely to the extent necessary to enable it to comply with any deduction and withholding requirement; provided, that, with respect to any contemplated disposition of any share or other security payable, issuable or transferable to a Party or the Sponsor, such Withholding Agent shall use commercially reasonable efforts to provide prior notice to such relevant Party or the Sponsor of such intent to dispose of such share or other security and to reasonably cooperate with such Party or the Sponsor, as applicable, regarding alternatives to the contemplated disposition for purposes of satisfying such deduction and withholding requirement. The applicable Withholding Agent shall remit the applicable portion of the net proceeds of any such sale of any share or other security pursuant to the preceding sentence to the appropriate Governmental Authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to the relevant Party or the Sponsor, as applicable, entitled to receive such consideration. The Parties agree to provide any necessary Tax forms, including IRS Form W-9 or the appropriate series of IRS Form W-8, as applicable, or any similar information, including any forms or information for Canadian or other non-U.S. applicable Law purposes as the applicable Withholding Agent reasonably determines is required for purposes of complying with, and minimizing such deduction or withholding under, applicable Tax Law.

Section 2.11 Further Assurances. At any time after the Closing, if any Party hereto reasonably believes or is advised that any further instruments, deeds, assignments, actions or assurances are reasonably necessary or desirable to consummate the Transactions or to carry out the purposes and intent of this Agreement after the Closing, then the Parties and their respective officers and directors or managers shall execute and deliver all such proper instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Transactions and to carry out the purposes and intent of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF LG PARENT

Except as set forth in LG Parent’s disclosure schedule delivered by LG Parent in connection with this Agreement (the “LG Parent Disclosure Schedule”), LG Parent hereby represents and warrants to SEAC as follows:

Section 3.01 Organization and Qualification.

(a) Each of LG Parent, StudioCo and Studio HoldCo is a corporation duly incorporated, validly existing and in good standing under the Laws of British Columbia, Canada and has the requisite corporate or other organizational power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of LG Parent, Studio HoldCo and StudioCo is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties or assets owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, reasonably be expected to have a Studio Material Adverse Effect.

(b) Each of the Studio Entities is a corporation or other organization duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other organizational power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Studio Entity is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties or assets owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, reasonably be expected to have a Studio Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Studio Material Adverse Effect, each Subsidiary of any of the Studio Entities is a corporation or other organization duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has the requisite corporate or other organizational power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties or assets owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary.

Section 3.02 Organizational Documents.

(a) LG Parent has prior to the date of this Agreement made available to SEAC a complete and correct copy of the organizational governing documents and all amendments thereto as of the date of this Agreement, of StudioCo (the “StudioCo Organizational Documents”). Such StudioCo Organizational Documents are in full force and effect. StudioCo is not in material violation of any of the provisions of the StudioCo Organizational Documents. StudioCo has conducted its business in compliance with the StudioCo Organizational Documents, except for such failures, individually or in the aggregate, which have not had, and would not reasonably be expected to have, a Studio Material Adverse Effect.

(b) No Studio Entity is in material violation of any of the provisions of its certificate of incorporation, its articles or equivalent organizational documents (the “Studio Entity Organizational Documents”). Each Studio Entity and each of its Subsidiaries has conducted its business in compliance with its organizational documents, except for such failures, individually or in the aggregate, which have not had, and would not reasonably be expected to have, a Studio Material Adverse Effect.

Section 3.03 Capitalization.

(a) A true and complete list of all the Equity Interests issued or outstanding in StudioCo as of the date of this Agreement and the identity of the Persons that are the holders thereof is set forth in Section 3.03(a) of the LG Parent Disclosure Schedule, and there are no Equity Interests issued or outstanding in StudioCo as of the date of this Agreement except as set forth thereon. Following the Pre-Closing Restructuring, and immediately prior to the Closing, Studio HoldCo shall be the sole record and beneficial owner of all of the issued and outstanding Equity Interests of StudioCo. All issued and outstanding Equity Interests of StudioCo (i) are duly authorized, validly issued, fully paid and, where applicable, nonassessable, (ii) were issued and granted or allotted free and clear of all Liens, options, rights of first offer and refusal, other than transfer restrictions under applicable securities Laws and the StudioCo Organizational Documents, as applicable, and (iii) were issued and granted or allotted in compliance in all material respects with applicable Law. Immediately following the consummation of the Transactions (including the Post-Arrangement Repayment) on the Closing Date, the Net Corporate Indebtedness of PubCo and its Subsidiaries (taken as a whole) is reasonably expected to in all material respects be $1,431,000,000 (it being acknowledged and agreed that a deviation of ten percent (10%) or less from such amount shall be deemed consistent in all material respects for purposes of this last sentence of this Section 3.03(a)).

(b) Except as set forth in Section 3.03(b) of the LG Parent Disclosure Schedule, no Studio Entity directly or indirectly owns any Equity Interest constituting greater than fifty percent (50%) of all of the issued and outstanding Equity Interests in any other corporation, trust, partnership, incorporated or unincorporated joint venture or business association, unincorporated associated, consortium or other entity or fund. All of the outstanding Equity Interests of the Studio Entities (i) are duly authorized, validly issued, fully paid and where applicable, nonassessable and (ii) have been issued and granted in compliance in all material respects with applicable securities Laws and other applicable Law and all preemptive rights and other requirements set forth in applicable Contracts to which any Studio Entity is a party and the Studio Entity Organizational Documents. Each outstanding Equity Interest of each Studio Entity is owned one hundred percent (100%) by LG Parent or another

Studio Entity or one of their wholly-owned Subsidiaries free and clear of all Liens, options, rights of first refusal and limitations on LG Parent’s or any Studio Entity’s voting or transfer rights other than transfer restrictions under applicable securities Laws and their respective organizational documents. Except as set forth in Section 3.03(b) of the LG Parent Disclosure Schedule, no Studio Entity is a trustee of any trust.

(c) Except as set forth in Section 3.03(a) or Section 3.03(c) of the LG Parent Disclosure Schedule, and except for this Agreement and the Plan of Arrangement, (i) there are no options, warrants, preemptive rights, calls, convertible securities, conversion rights or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued Equity Interests of StudioCo or any Studio Entity or any of its Subsidiaries or obligating StudioCo or any Studio Entity or any of its Subsidiaries to issue or sell Equity Interests of, or other equity or voting interests in, or any securities convertible into or exchangeable or exercisable for Equity Interests of, StudioCo or any Studio Entity or any of its Subsidiaries, and (ii) neither StudioCo nor any Studio Entity nor any of its Subsidiaries is a party to, or otherwise bound by, and has not granted, any equity appreciation rights, participations, phantom equity, restricted shares, restricted share units, performance shares, contingent value rights or similar securities or rights. There are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements to which StudioCo or any Studio Entity or any of its Subsidiaries is a party, or to LG Parent’s knowledge, among any holders of Equity Interests of StudioCo or any Studio Entity or any of its Subsidiaries to which StudioCo or any Studio Entity or any of its Subsidiaries is not a party.

(d) Except as set forth in Section 3.03(d) of the LG Parent Disclosure Schedule or for intercompany loans among the Studio Entities or any of their Subsidiaries entered into in the Ordinary Course, there are no outstanding contractual obligations of StudioCo or any Studio Entity or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Interests of StudioCo or any Studio Entity or any of its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Person other than a Studio Entity or any of its Subsidiaries. Neither StudioCo nor any Studio Entity has (i) redeemed or repaid any Equity Interest contrary to its organizational documents or the terms of issue of any Equity Interest, (ii) bought back any shares or reduced its share capital or passed any resolution for the reduction of its share capital, or (iii) agreed or offered, whether or not subject to any condition, to do any of the matters referred to in the foregoing clauses (i) and (ii).

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Studio Material Adverse Effect, each outstanding Equity Interest of each Subsidiary of the Studio Entities is controlled, directly or indirectly, by LG Parent or a Studio Entity or one of their wholly-owned Subsidiaries, free and clear of all Liens, options, rights of first refusal and limitations on LG Parent’s or any Studio Entity’s voting or transfer rights other than transfer restrictions under applicable securities Laws and their respective organizational documents.

Section 3.04 Authority Relative to This Agreement. Each of LG Parent, StudioCo and Studio HoldCo has all necessary corporate or other power and authority to execute and deliver this Agreement and each other Transaction Document to which it is or will be a party and, subject to any consents required under the terms of the Material Contracts or as set forth in Section 3.04 and Section 3.05(b) of the LG Parent Disclosure Schedule, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement and each other Transaction Document to which LG Parent, StudioCo or Studio HoldCo is or will be a party, by LG Parent, StudioCo and Studio HoldCo and the consummation by LG Parent, StudioCo and Studio HoldCo of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of LG Parent, StudioCo and Studio HoldCo are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been, and each Transaction Document to which LG Parent, StudioCo or Studio HoldCo is or will be a party has been or will be duly and validly executed and delivered by LG Parent, StudioCo and Studio HoldCo and, assuming the due authorization, execution and delivery by SEAC and the SEAC Entities, constitutes, and with respect to Transaction Documents not yet entered into, will constitute, a legal, valid and binding obligation of LG Parent, StudioCo and Studio HoldCo, enforceable against LG Parent, StudioCo and Studio HoldCo in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, by general equitable principles (the “Remedies Exceptions”).

Section 3.05 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement and the other applicable Transaction Documents by each of LG Parent, StudioCo and Studio HoldCo does not and, subject to receipt of the consents, approvals, authorizations or permits, filings and notifications, expiration or termination of waiting periods after filings and other actions contemplated by Section 3.05(a) and Section 3.05(b), the performance of the Transactions by LG Parent, StudioCo and Studio HoldCo will not (i) conflict with or violate the articles or notice of articles of LG Parent or Studio HoldCo, the StudioCo Organizational Documents or any Studio Entity Organizational Documents, (ii) assuming that all consents, approvals, authorizations, expiration or termination of waiting periods and other actions described in Section 3.05(b) have been obtained and all filings and obligations described in Section 3.05(b) have been made, conflict with or violate any Law applicable to LG Parent, StudioCo, Studio HoldCo or the Studio Entities or by which any property or asset of LG Parent, StudioCo, Studio HoldCo or the Studio Entities is bound or affected, or (iii) result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, require any consent, notice or waiver to be obtained under, or result in the creation of a Lien (other than any Permitted Lien) under any Material Contract, except, with respect to clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which would not have or reasonably be expected to have a Studio Material Adverse Effect.

(b) The execution and delivery of this Agreement and the applicable Transaction Documents by LG Parent, StudioCo and Studio HoldCo does not, and the performance of the Transactions by LG Parent, StudioCo and Studio HoldCo will not require any consent, approval, authorization or permit of, or filing with or notification to, or expiration or termination of any waiting period by, any U.S. or non-U.S.: (i) nation, state, commonwealth, province, territory, region, county, city, municipality, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; or (iii) governmental, quasi-governmental, public or statutory authority of any nature (including any governmental division, department, agency, regulatory or administrative authority, commission, instrumentality, official, organization, unit, body, or entity and any court, judicial or arbitral body, or other tribunal) (a “Governmental Authority”), except for (A) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act, state securities or “blue sky” laws (“Blue Sky Laws”) and Canadian securities Laws, (B) applicable requirements, if any, of the HSR Act, (C) receipt of the Interim Order and Final Order from the Court, the filing of any documents required by or in connection with obtaining the Final Order or the Interim Order, and filings required pursuant to the Plan of Arrangement, (D) as set forth in Section 3.05(b) of the LG Parent Disclosure Schedule or (E) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, have or reasonably be expected to have a Studio Material Adverse Effect.

Section 3.06 Permits; Compliance. The Studio Entities are and since January 1, 2022 have been in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals, clearances, waivers, exemptions, qualifications, registrations and orders of any Governmental Authority necessary for each of LG Parent, StudioCo and the Studio Entities and their respective Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the “Studio Permits”), except where the failure to have such Studio Permits would not reasonably be expected to have a Studio Material Adverse Effect. No suspension or cancellation of any of the Studio Permits is pending or, to the knowledge of LG Parent, threatened in writing. Neither LG Parent, Studio HoldCo, StudioCo nor any Studio Entity or any of its Subsidiaries is, or has been since January 1, 2022, in conflict with, or in default, breach or violation of (a) any Law applicable to LG Parent or Studio HoldCo (in each case, to the extent relating to the Studio Business), StudioCo or any Studio Entity or (b) any Material Contract or Studio Permit; except, in each case, for any such conflicts, defaults, breaches or violations that would not have or would not reasonably be expected to have a Studio Material Adverse Effect.

Section 3.07 Financial Statements; Sarbanes-Oxley.

(a) LG Parent has made available to SEAC true and complete copies of the (x) audited combined balance sheets of the Studio Business as of March 31, 2023 and March 31, 2022, and the related audited combined statements of operations and cash flows of the Studio Business for each of the three years then ended, each audited in accordance with the auditing standards of the PCAOB (collectively, the “Financial Statements”), each of which are set forth as Section 3.07(a) of the LG Parent Disclosure Schedule). Each of the Financial Statements (including the notes thereto) (i) was prepared in accordance with GAAP, applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (ii) was derived from and accurately reflects, in all material respects, the books and records of LG Parent relating to the Studio Business, and (iii) fairly presents, in all material respects, the financial position, results of operations and cash flows of the Studio Business as at the date thereof and for the period indicated therein, subject, in each case, to the Financial Statements being prepared and presented on a “carve-out” basis from the consolidated financial statements of LG Parent.

(b) Except as and to the extent reflected or reserved for in the Financial Statements, no Studio Entity or any of its Subsidiaries has any liability or obligation of a nature (whether accrued, absolute, contingent or otherwise) required to be reflected on a balance sheet prepared in accordance with GAAP, except for: (i) liabilities that were incurred in the Ordinary Course since March 31, 2023, (ii) obligations for future performance under any Contract to which any Studio Entity or any of its Subsidiaries is a party, (iii) those that will be paid off or discharged prior to or at the Closing, (iv) those arising under this Agreement and/or the performance by LG Parent and StudioCo of their respective obligations hereunder, or (v) such other liabilities and obligations which are not, individually or in the aggregate, expected to have a Studio Material Adverse Effect.

(c) Since January 1, 2022, (i) neither LG Parent (to the extent relating to the Studio Business), Studio HoldCo (to the extent relating to the Studio Business), StudioCo nor any Studio Entity has received any complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of LG Parent, Studio HoldCo, StudioCo or the Studio Entities or any of their Subsidiaries or their respective internal accounting controls, including any such complaint, allegation, assertion or claim that LG Parent, Studio HoldCo, StudioCo or any Studio Entity or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) there have been no internal unresolved, material investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the LG Parent Board or any committee thereof.

(d) LG Parent has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Studio Business and other material information required to be disclosed by LG Parent regarding the Studio Business in the reports and other documents that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to LG Parent’s principal executive officer and its principal financial officer as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Such disclosure controls and procedures are effective in timely alerting LG Parent’s principal executive officer and principal financial officer to material information regarding the Studio Business required to be included in LG Parent’s periodic reports required under the Exchange Act.

(e) LG Parent maintains systems of internal control over financial reporting that are sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance: (i) that LG Parent maintains records that in reasonable detail accurately and fairly reflect, in all material respects, its transactions and dispositions of assets; (ii) that transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP; (iii) that receipts and expenditures are being made only in accordance with authorizations of management and its board of directors; and (iv) regarding prevention or timely detection of unauthorized acquisition, use or disposition of its assets that could have a material effect on its financial statements. Neither LG Parent nor LG Parent’s independent auditors have identified or been made aware of, in each case in writing, any “significant deficiencies” or “material weaknesses” (as defined by the PCAOB) in the design or operation of LG Parent’s internal controls over financial reporting which would reasonably be expected to adversely affect LG Parent’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. LG Parent has no knowledge of any fraud or whistle-blower allegations, whether or not material, that involve management or other employees or consultants who have or had a significant role in the internal control over financial reporting of LG Parent. Since January 1, 2022, there have been no material changes in LG Parent’s internal control over financial reporting.

Section 3.08 Absence of Certain Changes or Events. Since March 31, 2023 and on and prior to the date of this Agreement, except as expressly contemplated by this Agreement or any of the other Transaction Documents or as otherwise disclosed in the LGEC SEC Documents, (i) the Studio Business has been conducted in all material respects in the Ordinary Course, (ii) except as would not, individually or in the aggregate, reasonably be expected to be material to the Studio Business or the Studio Entities (taken as a whole), LG Parent (with respect to the Studio Business), Studio HoldCo, StudioCo and the Studio Entities and their Subsidiaries have not sold, assigned, transferred, permitted to lapse, abandoned, or otherwise disposed of any right, title, or interest in or to any of their respective assets other than in the Ordinary Course and (iii) there has not been a Studio Material Adverse Effect.

Section 3.09 Absence of Litigation. Except as disclosed in Section 3.09 of the LG Parent Disclosure Schedule, there is no material Action pending or, to the knowledge of LG Parent, threatened against the Studio Business, any Studio Entity or any material property or asset of any Studio Entity, or, to the knowledge of LG Parent, threatened or pending against any director, officer, manager or employee (in their respective capacities as such) of any Studio Entity. No Studio Entity, nor any material property or asset of any Studio Entity, is subject to any material continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of LG Parent, continuing investigation by, any Governmental Authority, or any material order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

Section 3.10 Employee Matters.

(a) None of the Plans is or was within the past six (6) years, nor does StudioCo, any of the Studio Entities or any of their respective Subsidiaries have or reasonably expect to have any liability or obligation under, (i) a “registered pension plan” as defined in subsection 248(1) of the Canadian Tax Act, (ii) a “deferred profit sharing plan”, a “salary deferral arrangement”, a plan providing a “retiring allowance” or a “retirement compensation arrangement”, each as defined as subsection 248(1) of the Canadian Tax Act, (iii) a multi-employer pension plan within the meaning of any applicable federal or provincial pension benefits standards legislation in Canada, or (iv) any Plan that contains a “defined benefit provision” as defined in subsection 147.1(1) of the Canadian Tax Act.

(b) The consummation of the Transactions shall not, either alone or in combination with another event: (i) entitle any Current Employee or former employee of StudioCo or any of the Studio Entities or any of their respective Subsidiaries to material severance pay, unemployment compensation or any other payment for which StudioCo, any of the Studio Entities or any of their respective Subsidiaries would be responsible; (ii) accelerate the time of payment or vesting, or materially increase the amount of compensation due any such Current Employee or former employee of StudioCo or any of the Studio Entities or any of their respective Subsidiaries for which StudioCo, any of the Studio Entities or any of their respective Subsidiaries would be responsible; or (iii) result in any payment (whether in cash or property or the vesting of property) to any Current Employee or former employee of StudioCo or any of the Studio Entities or any of their respective Subsidiaries who is

“disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(c) None of the Plans provide, nor does StudioCo, any of the Studio Entities or any of their respective Subsidiaries have or reasonably expect to have any obligation to provide, retiree life or medical to any Current Employee or former employee, officer, director or consultant of StudioCo, any of the Studio Entities or any of their respective Subsidiaries, or their respective beneficiaries or dependents after the termination of employment or service, except as may be required by applicable Law or pursuant to provisions of severance arrangements that do not extend beyond the third anniversary of termination of employment.

(d) Each Plan is and has been within the past six (6) years maintained, registered (where required), funded and invested and administered in compliance, in all material respects, in accordance with its terms and the requirements of all applicable Laws and there are no material outstanding violations or defaults thereunder. Each of the StudioCo and the Studio Entities has performed, in all material respects, all obligations required to be performed by them under any Plan. No material Action is pending or, to the knowledge of LG Parent, threatened with respect to any Plan (other than claims for benefits in the Ordinary Course) and, to the knowledge of LG Parent, no fact or event exists that could reasonably be expected to give rise to any such Action.

(e) Except as would not reasonably be expected to, individually or in the aggregate, result in material liability to StudioCo or any of the Studio Entities or any of their respective Subsidiaries, each Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS (or is entitled to rely upon a favorable opinion letter issued by the IRS). To the knowledge of LG Parent, no factor or circumstance exists that would reasonably be expected to adversely affect the Tax preferred status of any Plan.

(f) Except as would not reasonably be expected to, individually or in the aggregate, result in material liability to StudioCo or any of the Studio Entities or any of their respective Subsidiaries, with respect to any Plan that is subject to Title IV of ERISA, (i) there does not exist any failure to meet the “minimum funding standard” of Section 412 of the Code or 302 of ERISA (whether or not waived), (ii) such Plan is not in “at-risk” status for purposes of Section 430 of the Code, (iii) no reportable event within the meaning of Section 4043(c) of ERISA has occurred in the two (2) years prior to the date hereof, (iv) all premiums to the PBGC have been timely paid in full, and (v) the PBGC has not instituted proceedings to terminate any such Plan. Neither StudioCo, the Studio Entities or any their respective ERISA Affiliates has incurred any withdrawal liability under a Multiemployer Plan which remains unsatisfied.

(g) No Plan provides a gross-up for any Taxes which may be imposed (i) for failure to comply with the requirements of Section 409A of the Code or (ii) under Section 4999 of the Code.

(h) Section 3.10(h) of the LG Parent Disclosure Schedule lists each agreement between StudioCo or a Studio Entity (or any of their Subsidiaries), on the one hand, and a trade union, works council, employee representative body or labor organization (covered by the National Labor Relations Act) that governs the employment of the Current Employees, on the other hand (each, a “Studio Collective Bargaining Agreement”). Neither StudioCo nor any Studio Entity (nor any of their Subsidiaries) has breached or failed to comply with any provision of any Studio Collective Bargaining Agreement, except as has not and would not, individually or in the aggregate, reasonably be expected to result in material liability to StudioCo or any of the Studio Entities or any of their respective Subsidiaries. With respect to any Studio Collective Bargaining Agreement, no consent or consultation of, requirement to provide information to, or rendering of, or receipt of an opinion or formal advice by, any labor or trade union, works council or other employee representative body or any Governmental Entity with jurisdiction over labor matters is required for LG Parent, Studio HoldCo, StudioCo, or any Studio Entity to enter into this Agreement or to consummate the Transactions.

(i) To the knowledge of LG Parent, as of the date of this Agreement, no Executive Officer has provided notice of his or her intention to termination his or employment as a result of or following the consummation of the Transactions.

(j) To the knowledge of LG Parent, neither StudioCo, nor any Studio Entity, nor any of their respective Subsidiaries is party to a settlement agreement with an Executive Officer that involves allegations relating to sexual harassment, sexual misconduct or discrimination by any Executive Officer. Except as would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, to the knowledge of LG Parent, in the last three (3) years, no written allegations of sexual harassment, sexual misconduct or discrimination have been made against any Executive Officer.

(k) Except as would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, StudioCo, the Studio Entities, and their respective Subsidiaries are and have been since January 1, 2022 in compliance with all applicable Laws relating to labor and employment, including all applicable Occupational Health and Safety Laws and all such Laws relating to wages and hours, anti-discrimination, anti-harassment, anti-retaliation, collective bargaining, employee leave, immigration, recordkeeping, workers’ compensation, meal and rest periods, employee notices, payroll documents, termination or discharge, severance or redundancy obligations, social insurance obligations, vacation and holiday pay, tax withholding, classification of employees, workers and contractors. Except as would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, there are no pending, or to the knowledge of LG Parent, threatened, unfair labor practice charges, other grievances or Actions before any Governmental Authority arising under any applicable Law governing employment in connection with the Current Employees.

Section 3.11 Real Property. Except as set forth in Section 3.11 of the LG Parent Disclosure Schedule, no Studio Entity nor any of its respective Subsidiaries is the legal or beneficial owner of any fee simple interest in real property (each an “Owned Real Property”). Except as would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, each Owned Real Property (a) is owned by such fee owner free and clear of all Liens and defects and imperfections, except Permitted Liens, (b) is not leased, licensed or otherwise occupied by any third party, (c) the current use, occupancy and operation of such Owned Real Property do not violate in any material respects any applicable zoning, subdivision or other land-use or similar applicable Laws and no Studio Entity nor any of its respective Subsidiaries has made an application for re-zoning or land-use re-designation with respect to any of the Owned Real Property and (d) to the knowledge of LG Parent, as of the date of this Agreement, there does not exist any pending or threatened, condemnation or eminent domain Action that affect the Owned Real Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, (i) each Studio Entity has valid leasehold estates or contractual rights of occupancy in respect of all material real property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements) by such Studio Entity (collectively, the “Studio Material Leased Real Property,” which Studio Material Leased Real Property, for the avoidance of doubt, excludes any real property leased pursuant to stage or office production leases entered into on a temporary basis in the Ordinary Course) free and clear of all Liens and defects and imperfections, except Permitted Liens, (ii) Section 3.11 of the LG Parent Disclosure Schedule sets forth a complete list of all Studio Material Leased Real Property, and the Studio Material Leased Real Property comprises all of the real property necessary for the Studio Entities to conduct their business in the Ordinary Course, (iii) the Studio Material Leased Real Property and its current use, occupancy and operation do not violate in any material respects any applicable zoning, subdivision or other land-use or similar applicable Laws and no Studio Entity has made an application for re-zoning or land-use re-designation with respect to any of the Studio Material Leased Real Property, (iv) each agreement under which any Studio Entity is the tenant, subtenant, or occupant with respect to the Studio Material Leased Real Property (including all material amendments thereto and guarantees thereof, each, a “Studio Material Real Property Lease”) is in full force and effect and to the knowledge of LG Parent, is valid and enforceable against such Studio Entity and the other parties thereto, in accordance with its terms, subject to the Remedies Exceptions, and no Studio Entity has received written notice of any default under any Studio Material Real Property Lease, nor has any Studio Entity sent notice of default thereunder to the counterparty hereto, (v) no Studio Material Leased Real Property is sublet, sublicensed or otherwise occupied by any entity other than a Studio Entity, and (f) to the knowledge of LG Parent, as of the date of this Agreement, there does not exist any pending or threatened, condemnation or eminent domain Action that affect Studio Material Leased Real Property.

Section 3.12 Intellectual Property.

(a) Section 3.12(a) of the LG Parent Disclosure Schedule sets forth a substantially accurate list of, as of the date of this Agreement, all Registered Intellectual Property that is owned by the Studio Entities or any of their Subsidiaries (“Registered Owned Intellectual Property”), but excluding registered copyrights that are not material to the Studio Business, and showing for each, as applicable, the filing date, date of issuance, registration or application number, and jurisdiction. The Studio Entities and their Subsidiaries do not own any proprietary software that they consider material to the conduct of the Studio Business.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Studio Material Adverse Effect, (i) all such Registered Owned Intellectual Property is owned exclusively by one or more of the Studio Entities or their respective Subsidiaries, free and clear of all Liens other than Permitted Liens, and are subsisting and have not been adjudged by any Governmental Entity to be invalid or unenforceable (and, other than applications, are not invalid or unenforceable), (ii) the Studio Entities or their respective Subsidiaries otherwise have the valid right to use and exploit (as used and exploited in the Studio Business) all other Intellectual Property used in or necessary for the conduct of the Studio Business, and (iii) such rights to use and exploit Intellectual Property will not be subject to material termination or other adverse impact resulting from the execution and delivery of this Agreement or the performance of the Transactions by LG Parent, StudioCo and Studio HoldCo.

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, since January 1, 2022: (i) the Studio Entities, their respective Subsidiaries and the conduct of each Studio Business have not infringed, misappropriated or otherwise violated the Intellectual Property rights of any third party; (ii) no Studio Entity nor any of its Subsidiaries has received any written claims (including offers to license or audit demands) (and there are no Actions currently pending or, to the knowledge of LG Parent, threatened) either (A) alleging any of the foregoing or (B) contesting the ownership, use, patentability, validity or enforceability of any Studio Owned Intellectual Property; and (iii) to LG Parent’s knowledge, no third party has infringed, misappropriated or otherwise violated, or is currently infringing, misappropriating or otherwise violating any Studio Owned Intellectual Property.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, each employee who has created or developed any Intellectual Property on behalf of the Studio Entities or any of their Subsidiaries has executed one or more Contracts with one of the Studio Entities or any of its Subsidiaries under which such Person: (i) has presently assigned all right, title and interest in and to such Intellectual Property to one of the Studio Entities or one of its respective Subsidiaries (or such rights have otherwise vested automatically with one or more of the Studio Entities or one or more of their respective Subsidiaries); and (ii) is subject to reasonable obligations to maintain the confidentiality of the Studio Entities’ or their respective Subsidiaries’ confidential information in accordance with the terms of such employee’s employment or engagement.

(e) Since January 1, 2022, each of the Studio Entities and each of its Subsidiaries has taken and takes commercially reasonable actions consistent with industry standards to, maintain and protect the confidentiality, secrecy and value of all material trade secrets and other material confidential information included in the Studio Owned Intellectual Property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, no such trade secrets or other material confidential information have, to LG Parent’s Knowledge, been disclosed to any Person other than pursuant to reasonable obligations of confidentiality.

Section 3.13 Data Privacy and Cybersecurity.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, since January 1, 2022: (i) the Studio Entities and their respective Subsidiaries have complied in all material respects with all applicable Laws, and their respective published policies and contractual obligations, in each case, concerning data privacy and data security (“Privacy Commitments”); and (ii) the Studio Entities and their respective Subsidiaries have not received any notice of any claims, investigations or alleged violations of such Privacy Commitments.

(b) The Studio Entities and their respective Subsidiaries have implemented commercially reasonable security measures regarding the collection, use, disclosure, retention, processing, transfer, confidentiality, integrity and availability of Personal Information in its control and the integrity and availability of the Studio Entities’ IT Assets. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, (i) since January 1, 2022, the Studio Entities and their respective Subsidiaries have not experienced any information security incident that has compromised the integrity or availability of their respective IT Assets, or the confidentiality, integrity and availability of the data thereon, and (ii) the Studio Entities’ and their respective Subsidiaries’ IT Assets do not contain any “time bombs,” “Trojan horses,” “back doors,” “trap doors,” worms, viruses, spyware, keylogger software or other vulnerability, faults or malicious code or damaging devices designed or reasonably expected to adversely impact the functionality of or permit unauthorized access to, or to disable or otherwise harm, any information technology or software applications.

Section 3.14 Taxes.

(a) All material Tax Returns of the Studio Entities and their respective Subsidiaries have been duly and timely filed (taking into account any applicable extension of time to file) and all such Tax Returns are true, correct and complete in all material respects. All material Taxes owed by the Studio Entities and their respective Subsidiaries (whether or not shown as due on any Tax Return) have been timely paid in full to the appropriate Taxing Authority.

(b) No audit, examination, investigation, litigation, or other administrative or judicial proceeding in respect of Taxes or Tax matters is pending, being conducted, or has been announced or threatened in writing with respect to any Studio Entity. There is no outstanding claim, assessment, or deficiency against any Studio Entity for any material Taxes, and no such claim, assessment, or deficiency has been asserted or threatened in writing by any Taxing Authority.

(c) There are no Liens for Taxes upon any of the assets of the Studio Entities except for Permitted Liens.

(d) No Studio Entity has participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any corresponding or similar provision of state, local, or non-U.S. Law).

(e) No Studio Entity has taken or agreed to take any action, or is aware, after reasonable diligence, of the existence of any fact or circumstance that could reasonably be expected to prevent or impede the applicable elements of the Transactions from qualifying for the Intended Tax Treatment.

(f) StudioCo is, and will be at the time of the StudioCo Amalgamation, a “taxable Canadian corporation” as that term is defined in the Canadian Tax Act.

(g) The Studio Entities collectively have U.S. federal net operating loss carryforwards of approximately $1,150 million and U.S. state net operating loss carryforwards of approximately $550 million, in each case, as of March 31, 2023.

(h) No Studio Entity has been a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying or intended to qualify for tax-free treatment, in whole or in part, under Section 355 or Section 361(a) of the Code in the two years prior to the date of this Agreement.

(i) StudioCo does not own any material property or assets, other than the property and assets transferred to it pursuant to the Separation Agreement.

Section 3.15 Environmental Matters. Except as set forth in Section 3.15 of the LG Parent Disclosure Schedule or as would not reasonably be expected to have, individually or in the aggregate, a Studio Material Adverse Effect, (a) since January 1, 2022, no Studio Entity nor any of its Subsidiaries has violated nor is it in violation of, any applicable Environmental Law; (b) none of the properties currently or, to LG Parent’s knowledge, formerly owned, leased or operated by a Studio Entity or any of its Subsidiaries (including soils and surface and ground waters) are contaminated with any Hazardous Substance which requires reporting, investigation, remediation, monitoring or other response action by a Studio Entity or any of its Subsidiaries pursuant to applicable Environmental Laws, or which could give rise to a liability of a Studio Entity or any of its Subsidiaries under Environmental Laws; (c) no Studio Entity or any of its Subsidiaries is actually, or, to LG Parent’s knowledge, allegedly currently liable pursuant to applicable Environmental Laws for any off-site contamination by Hazardous Substances; (d) each Studio Entity and each of its respective Subsidiaries is and has been in material compliance with all permits, licenses, certificates, and other authorizations required under applicable Environmental Law; and (e) no Studio Entity nor any of its Subsidiaries is the subject of any pending or, to LG Parent’s knowledge, threatened Action alleging any violation of, or liability under, Environmental Laws.

Section 3.16 Material Contracts.

(a) Section 3.16(a) of the LG Parent Disclosure Schedule lists, as of the date of this Agreement, the following types of Contracts to which any Studio Entity or any of its Subsidiaries or, to the extent exclusively related or otherwise material to the Studio Business, LG Parent or any of its Subsidiaries, is a party or bound (such Contracts as are required to be set forth on Section 3.16(a) of the LG Parent Disclosure Schedule being the “Material Contracts”). As of the date of this Agreement, LG Parent has made available to SEAC true and complete copies of all Material Contracts, including amendments thereto that are material in nature.

(i) each Contract involving aggregate payments to any Studio Entity or any of its Subsidiaries in excess of $50 million over any twelve (12)-month period;

(ii) any Contracts evidencing Indebtedness of any Studio Entity or any of its Subsidiaries, and any pledge agreements, security agreements or other collateral agreements in which LG Parent or a Studio Entity or any Subsidiary of a Studio Entity granted to any Person a security interest in or Lien on any of the material property or assets related to the Studio Business, and all Contracts guarantying (other than in the Ordinary Course) the debts or other obligations of any Person, in each case, in excess of $50 million, other than Contracts that are solely among LG Parent or any Subsidiary of LG Parent and any other Subsidiary of LG Parent;

(iii) each Contract involving the pending or contemplated acquisition or sale of (or option to purchase or sell) any material amount of the assets or properties of the Studio Business, taken as a whole, other than Contracts entered into in the Ordinary Course;

(iv) each partnership, joint venture agreement or similar Contract material to the Studio Business or the Studio Entities and its Subsidiaries, taken as a whole, other than customary joint operating agreements and continuous development obligations;

(v) all Contracts with any Governmental Authority to which a Studio Entity or any of its Subsidiaries is a party, other than any Studio Permits;

(vi) all Contracts that (A) limit, or purport to limit, the ability of the Studio Business to compete in any line of business or with any Person or entity or in any geographic area or during any period of time, excluding customary confidentiality agreements and Contracts that contain customary confidentiality clauses, (B) require the Studio Business to conduct any business on a “most favored nations” basis with any third party or (C) provide for “exclusivity” or any similar requirement in favor of any third party, except in the case of each of clauses (A), (B) and (C) for such restrictions, requirements and provisions (x) granted pursuant to an Excluded License or (y) that are not material to the Studio Business, taken as a whole;

(vii) all leases or master leases of personal or real property reasonably likely to result in annual payments of $15 million or more in a twelve (12)-month period;

(viii) all Contracts that relate to the direct or indirect issuance, acquisition or disposition of any securities or business (whether by merger, issuance or sale of stock, sale of assets or otherwise) and under which there are surviving obligations of any Studio Entity or any of its Subsidiaries, which is (A) in excess of $50 million or (B) contains ongoing indemnification obligations with respect to any material covenants that, in LG Parent’s reasonable judgment, remain unperformed or with respect to material representations, the survival period as to which has not expired, in each case of clause (A) or (B), except as would not reasonably be expected to be material to the Studio Business, taken as a whole;

(ix) each Contract requiring capital expenditures by any Studio Entity or any of its Subsidiaries in an amount in excess of $50 million in a twelve (12)-month period;

(x) all Contracts relating to a Studio Interested Party Transaction;

(xi) all Contracts pursuant to which any Studio Entity or any of its Subsidiaries grants or receives a license, covenant not to sue or similar right with respect to Intellectual Property that (i) is material to the Studio Business as a whole and is not an Excluded License, or (ii) that is reasonably expected to require annual payments to or by the Seller Entities of $50 million or more in a twelve (12)-month period;

(xii) all Contracts involving any resolution or settlement of any actual or threatened Action or other dispute which require payment in excess of $50 million or impose continuing obligations on the Studio Business, including injunctive or other non-monetary relief, in a manner that would reasonably be expected to be material to the Studio Business, taken as a whole; and

(xiii) any outstanding written commitment to enter into any Contract of the type described in clauses (i) through (xii) of this Section 3.16(a).

(b) (i) Each Material Contract is a legal, valid and binding obligation of the applicable Studio Entity, LG Parent or Subsidiary of LG Parent and, to the knowledge of LG Parent, the other parties thereto, and no applicable Studio Entity, LG Parent or Subsidiary of LG Parent is in material breach or violation of, or default under, any Material Contract nor has any Material Contract been cancelled by the other party; (ii) to LG Parent’s knowledge, no other party is in material breach or violation of, or default under, any Material Contract; and (iii) neither LG Parent nor StudioCo nor any of their Subsidiaries has received any written, or to the knowledge of LG Parent, oral claim of default under any such Material Contract, except for any such conflicts, violations, breaches, defaults or other occurrences which would not reasonably be expected to result in a Studio Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to result in a Studio Material Adverse Effect, no party to a Material Contract has given written notice of or, to the knowledge of LG Parent, threatened (A) any potential exercise of termination rights with respect to any Material Contract or (B) any non-renewal or modification of any Material Contract.

Section 3.17 Insurance. The Studio Entities and their Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of LG Parent reasonably has determined to be prudent and consistent with industry practice, and all material insurance policies or other forms of insurance held by, or for the benefit of, the Studio Business are in full force and effect, all premiums due thereunder are current, and no notice of cancellation or termination has been received by LG Parent or any of its Subsidiaries with respect to any such policy, except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a Studio Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to result in a Studio Material Adverse Effect or as disclosed on Section 3.17 of the LG Parent Disclosure Schedule, no claim by any Studio Entity or any of its Subsidiaries is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the insurers thereof.

Section 3.18 Certain Business Practices.

(a) The operations of the Studio Business are, and have been for the past five (5) years, conducted in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, Anti-Money Laundering Laws, Anti-Corruption Laws, Sanctions Laws and Ex-Im Laws.

(b) None of LG Parent, StudioCo, Studio HoldCo or the Studio Entities, nor, to the knowledge of LG Parent, any of their respective Subsidiaries, officers or directors is currently, or has been in the last two (2) years: (i) a Sanctioned Person; (ii) controlled by a Sanctioned Person; (iii) organized, resident, or located in a Sanctioned Country; (iv) operating, conducting business, or participating in any transaction in or with any Sanctioned Country, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws; or (v) engaging in dealings with any Sanctioned Person, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws. There are not now and have not been in the last two (2) years any proceedings, investigations, or disclosures by or before any Governmental Authority or an internal anti-corruption investigation involving any of LG Parent, Studio HoldCo, StudioCo and the Studio Entities, or, to the knowledge of LG Parent, any of their respective Subsidiaries, directors or officers, relating to applicable Anti-Money Laundering Laws, Anti-Corruption Laws, Sanctions Laws or Ex-Im Laws, nor to LG Parent’s knowledge, is such a proceeding, investigation, or disclosure pending or threatened.

Section 3.19 Interested Party Transactions.

(a) Except for employment relationships and the payment of compensation, benefits and expense reimbursements and advances in the Ordinary Course, as set forth in Section 3.19(a) of the LG Parent Disclosure Schedule or as disclosed in the LGEC SEC Documents, none of the Studio Entities nor any of their Subsidiaries is a party to any transaction or arrangement that would be required to be reported by LG Parent pursuant to Item 404 of Regulation S-K (each such transaction, a “Studio Interested Party Transaction”). The Studio Entities and their Subsidiaries have not, since January 1, 2022, (i) extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of any Studio Entity or any of its Subsidiaries; or (ii) materially modified any term of any such extension or maintenance of credit. Except as set forth in Section 3.19(a) of the LG Parent Disclosure Schedule or as disclosed in the LGEC SEC Documents, to the Knowledge of LG Parent, there are no contracts or arrangements directly between a Studio Entity, on the one hand, and any immediate family member of any director of any Studio Entity or Executive Officer, on the other hand.

(b) Except as set forth in Section 3.19(b) of the LG Parent Disclosure Schedule, there are no transactions, Contracts, arrangements or understandings between any Studio Entity or any of its Subsidiaries, on the one hand, and any other Person, on the other hand, which grant or purport to grant any board observer or management rights.

Section 3.20 Brokers. Except as set forth on Section 3.20 of the LG Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of LG Parent or any of its Affiliates.

Section 3.21 Solvency. No Studio Entity is the subject of an Insolvency Event and, to the knowledge of LG Parent, there are no circumstances that justify a Studio Entity being the subject of an Insolvency Event. Except as would not, individually or in the aggregate, reasonably be expected to have a Studio Material Adverse Effect, no Subsidiary of any Studio Entity is the subject of an Insolvency Event and, to the knowledge of LG Parent, there are no circumstances that justify a Subsidiary of any Studio Entity being the subject of an Insolvency Event.

Section 3.22 Licensees.

(a) Section 3.23(a) of the LG Parent Disclosure Schedule sets forth, as of the date of this Agreement, the licensees of the Studio Business with whom any Studio Entity or any of its Subsidiaries has a Contract providing for payments to the Studio Business in excess of $100 million during the trailing twelve (12) months for the period ending March 31, 2023 (the “Top Licensees”).

(b) Except as set forth in Section 3.23(b) of the LG Parent Disclosure Schedule, none of the Top Licensees has, as of the date of this Agreement, informed LG Parent or any Studio Entity or any of its respective Subsidiaries in writing that it will, or, to the knowledge of LG Parent, threatened to terminate, cancel or materially limit or materially and adversely modify any of its existing business with LG Parent or any Studio Entity or any of its respective Subsidiaries (other than due to expiration of an existing contractual agreement), and, to the knowledge of LG Parent, none of the Top Licensees is, as of the date of this Agreement, otherwise involved in or threatening any material Action against LG Parent, any Studio Entity, any of its respective Subsidiaries or the Studio Business.

Section 3.23 LG Parent, Studio HoldCo and StudioCo Approvals.

(a) LG Parent has made available to SEAC a complete and correct copy of the resolutions of the LG Parent Board approving the Agreement and the Transactions contemplated hereunder, which such resolutions were duly adopted at a meeting of the LG Parent Board and have not been subsequently rescinded or modified in any way. No vote of the holders of any Equity Interests in LG Parent is required to adopt this Agreement or approve the Transactions.

(b) Studio HoldCo has made available to SEAC a complete and correct copy of the resolutions of the board of directors of Studio HoldCo approving the Agreement and the Transactions contemplated hereunder, which such resolutions were duly adopted by written consent and have not been subsequently rescinded or modified in any way. The approval of LG Parent as the sole shareholder of Studio HoldCo is the only vote of the holders of any Equity Interests of Studio HoldCo necessary to adopt this Agreement and approve the Transactions.

(c) StudioCo has made available to SEAC a complete and correct copy of the resolutions of the StudioCo board of directors approving the Agreement and the Transactions contemplated hereunder, which such resolutions were duly adopted by written consent and have not been subsequently rescinded or modified in any way. The StudioCo Shareholder Approvals are the only vote of the holders of any Equity Interests of StudioCo necessary to adopt this Agreement and approve the Transactions. Except for the StudioCo board of directors and shareholder approvals described in this Section 3.25, no approval of the StudioCo board of directors (or equivalent thereof) or any holders of any Equity Interests of any of the Studio Entities are necessary to adopt this Agreement and approve the Transactions.

Section 3.24 Information Supplied. None of the Studio Business Information supplied or to be supplied in writing will, as of the date the Registration Statement/Proxy Statement is declared effective, as of the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to the SEAC Shareholders and SEAC Public Warrant Holders, at the time of the SEAC Shareholders Meeting and the SEAC Public Warrant Holder Meeting, or at the StudioCo Amalgamation Effective Time, contain any untrue statement of a material fact or omission of any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that LG Parent makes no representation with respect to any forward-looking statements included in the Studio Business Information.

Section 3.25 Sufficiency of Assets. On the Closing Date, the tangible and intangible assets owned, leased or licensed by the Studio Entities, together with the rights granted or services to be provided by LG Parent and its Subsidiaries to StudioCo and the Studio Entities pursuant to the other Transaction Documents, will constitute all of the tangible and intangible assets, rights, title, interest and properties that are necessary for the Studio Entities and its Subsidiaries to operate the Studio Business substantially in the manner in which it is conducted on the date hereof and as it will be conducted as of immediately prior to the Closing in all material respects. As of the Closing, the Studio Entities will own and have good and marketable title to, or a valid leasehold interest in or right to use, all of such assets or properties that are material tangible assets or personal property, free and clear of all Liens (other than Permitted Liens), except as would not, individually or in the aggregate, reasonably be expected to have a Studio Material Adverse Effect.

Section 3.26 LG Parent’s, Studio HoldCo’s and StudioCo’s Independent Investigation and Reliance. Each of LG Parent, Studio HoldCo and StudioCo is a sophisticated seller and has made its own independent investigation, review and analysis regarding SEAC, its Subsidiaries and the Transactions, which investigation, review and analysis were conducted by LG Parent, Studio HoldCo and StudioCo together with expert advisors, including legal counsel, that they have engaged for such purpose. LG Parent, Studio HoldCo, StudioCo and their Representatives have been provided with full and complete access to the Representatives, properties, offices, plants and other facilities, books and records of SEAC and its Subsidiaries and other information that they have requested in connection with their investigation of SEAC, its Subsidiaries and the Transactions. None of LG Parent, Studio HoldCo nor StudioCo is relying on any statement, representation or warranty, oral or written, express or implied, made by SEAC or any of its Subsidiaries or any of their respective Representatives, except as expressly set forth in Article IV (as modified by the SEAC Disclosure Schedule), in the Transaction Documents or in the corresponding representations and warranties contained in the certificate delivered pursuant to Section 7.03. Neither SEAC nor any of its respective shareholders, Affiliates or Representatives shall have any liability to LG Parent, Studio HoldCo or StudioCo or any of their respective shareholders, Affiliates or Representatives resulting from the use of any information, documents or materials made available to LG Parent, Studio HoldCo or StudioCo or any of their Representatives, whether orally or in writing, in any confidential information memoranda, “data rooms,” management presentations, due diligence discussions or in any other form in expectation of the Transactions, except as expressly set forth in this Agreement (as modified by the SEAC Disclosure Schedule), the Transaction Documents or in any certificate delivered by SEAC pursuant to this Agreement. Each of LG Parent, Studio HoldCo and StudioCo acknowledge that, except as expressly set forth in this Agreement (as modified by the SEAC Disclosure Schedule) or in any certificate delivered by SEAC pursuant to this Agreement, neither SEAC nor any of its shareholders, Affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving SEAC and/or any of its Subsidiaries.

Section 3.27 Exclusivity of Representations and Warranties. Except as otherwise expressly provided in this Article III (as modified by the LG Parent Disclosure Schedule), LG Parent hereby expressly disclaims and negates any other express or implied representation or warranty whatsoever (whether at Law or in equity) with respect to LG Parent, StudioCo or the Studio Entities, and any matter relating to any of them, including their affairs, the condition, value or quality of the assets, liabilities, financial condition or results of operations, or with respect to the accuracy or completeness of any other information made available to SEAC, the SEAC Entities, their respective Affiliates or any of their respective Representatives by, or on behalf of, LG Parent, and any such representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement (as modified by the LG Parent Disclosure Schedule) or in any certificate delivered by LG Parent pursuant to this Agreement, neither LG Parent nor any other Person on behalf of LG Parent has made or makes any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to SEAC, the SEAC Entities, their respective Affiliates or any of their respective Representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of LG Parent or the Studio Business (including the reasonableness of the assumptions underlying any of the foregoing), whether or not included in any management presentation or in any other information made available to SEAC, the SEAC

Entities, their respective Affiliates or any of their respective Representatives or any other Person, and any such representations or warranties are expressly disclaimed.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SEAC

Except as set forth (a) in any SEAC SEC Report filed or furnished at least one (1) Business Day prior to the date hereof (excluding disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any “forward-looking statements” disclaimer and other disclosures that are generally cautionary, predictive or forward looking in nature) or (b) in the SEAC Disclosure Schedule, SEAC hereby represents and warrants to each of LG Parent, Studio HoldCo and StudioCo as follows:

Section 4.01 Organization and Qualification. Each of SEAC and the SEAC Entities is a corporation, exempted company, unlimited liability corporation or other organization, duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other organizational power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of SEAC and the SEAC Entities is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties or assets owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not individually or in the aggregate be material to SEAC or any SEAC Entity.

Section 4.02 Organizational Documents. SEAC has, prior to the date of this Agreement, made available to LG Parent complete and correct copies of the SEAC Organizational Documents and the SEAC Entities Organizational Documents as are in effect as of the date hereof. The SEAC Organizational Documents and the SEAC Entities Organizational Documents are in full force and effect. Neither SEAC nor any of the SEAC Entities is in breach or violation of any of the provisions of the SEAC Organizational Documents or the SEAC Entities Organizational Documents, as applicable, except where such breach or violation, individually or in the aggregate, is not and would not be expected to be, material to SEAC or any SEAC Entity. SEAC and the SEAC Entities have conducted their business in compliance with the SEAC Organizational Documents or the SEAC Entities Organizational Documents, respectively, except for such failures, individually or in the aggregate which are note, and would not reasonably be expected to be, material to SEAC or any SEAC Entity.

Section 4.03 Capitalization.

(a) The authorized share capital of SEAC is $48,100, divided into (i) 400,000,000 SEAC Class A Ordinary Shares, (ii) 80,000,000 SEAC Class B Ordinary Shares and (iii) 1,000,000 preference shares, par value $0.0001 per share, in each case, prior to giving effect to the Transactions and any Redemption Rights. Section 4.03(a) of the SEAC Disclosure Schedule sets forth a true, correct and complete statement of (i) the number and class or series (as applicable) of the issued and outstanding SEAC Ordinary Shares, SEAC Public Warrants and SEAC Private Placement Warrants, in each case, prior to giving effect to the Transactions and any Redemption Rights and (ii) the identity of the Persons that are the owners of any SEAC Class B Ordinary Shares or SEAC Private Placement Warrants, with the corresponding number of such Equity Securities held by them.

(b) All outstanding SEAC Class A Ordinary Shares, SEAC Class B Ordinary Shares, SEAC Public Warrants and SEAC Private Placement Warrants have been issued and granted in compliance in all material respects with all applicable securities Laws and other applicable Laws and were issued free and clear of all Liens other than transfer restrictions under applicable securities Laws and the SEAC Organizational Documents.

(c) Except for the SEAC Public Warrants, SEAC Private Placement Warrants and SEAC Class B Ordinary Shares, SEAC has not issued any options, warrants, preemptive rights, calls, convertible securities, conversion rights or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued share capital of SEAC or obligating SEAC or any SEAC Entity to issue or sell any share capital of, or other Equity Interests in, SEAC, other than in connection with the Transactions. SEAC is not a party to, or otherwise bound by, and SEAC has not granted, any equity appreciation rights, participations, phantom equity, restricted shares, restricted share units, performance shares, contingent value rights or similar securities or rights. Except for the Sponsor Support Agreement, the Discounted Non-Redemptions Agreements, the Non-Redemption Agreements and any other agreement set forth in the SEAC SEC Reports, SEAC is not a party to any voting trusts, voting agreements, proxies, shareholder agreements or other agreements with respect to the voting or transfer of SEAC Class A Ordinary Shares, SEAC Class B Ordinary Shares or any of the Equity Interests or other securities of SEAC. Except with respect to the Redemption Rights and the SEAC Public Warrants and SEAC Private Placement Warrants, there are no outstanding contractual obligations of SEAC to repurchase, redeem, exchange or otherwise acquire any SEAC Ordinary Shares or any of the Equity Interests or other securities of SEAC. There are no outstanding contractual obligations of SEAC to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Neither SEAC nor any SEAC Entity has (i) redeemed or repaid any Equity Interest in material violation of its organizational documents or the terms of issue of any Equity Interest, (ii) bought back any shares or reduced its share capital or passed any resolution for the reduction of its share capital, or (iii) agreed or offered, whether or not subject to any condition, to do any of the matters referred to in the foregoing clauses (i) and (ii).

(d) As of the date of this Agreement, Section 4.03(d) of the SEAC Disclosure Schedule sets forth a true, correct and complete statement of the number and type of shares of each of the SEAC Entities that is issued and outstanding and the identity of each of the Persons that are the owners of such shares. At all times prior to the Closing, no other Equity Interests of the SEAC Entities shall be issued or outstanding, other than in connection with the Transactions. The outstanding common share of each of the SEAC Entities (i) is duly authorized, validly issued, fully paid and nonassessable, (ii) was issued and granted or allotted to SEAC (or New SEAC, as applicable), and is legally and beneficially owned by SEAC (or New SEAC, as applicable, or other than in connection with the Transactions), free and clear of all Liens, options, rights of first offer and refusal, other than transfer restrictions under applicable securities Laws and the SEAC Entities Organizational Documents and (iii) was issued and granted or allotted in compliance in all material respects with applicable securities Laws and other applicable Law and all preemptive rights and other requirements set forth in applicable Contracts to which any of the SEAC Entities is a party and the SEAC Entities Organizational Documents. Except as set forth in Section 4.03(d) of the SEAC Disclosure Schedule, no SEAC Entity is a trustee of any trust.

Section 4.04 Authority Relative to this Agreement. Each of SEAC and the SEAC Entities has all necessary corporate or limited company power and authority to execute and deliver this Agreement and each Transaction Document to which it is or will be a party and, subject to the receipt of SEAC Shareholder Approvals and the SEAC Public Warrant Holder Approval, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement and each Transaction Document, to which SEAC or a SEAC Entity is or will be a party, by SEAC and the SEAC Entities and the consummation by SEAC and the SEAC Entities of the Transactions have been, subject to the receipt of the SEAC Shareholder Approvals and SEAC Public Warrant Holder Approval, duly and validly authorized by all necessary corporate or limited company action and no other corporate or limited company proceedings on the part of SEAC or the SEAC Entities are necessary to authorize this Agreement or to consummate the Transactions (other than the SEAC Shareholders Meeting to be convened and the receipt of the SEAC Shareholder Approvals at the SEAC Shareholders Meeting). This Agreement has been, and each Transaction Document to which SEAC or a SEAC Entity is or will be a party has been or will be, duly and validly executed and delivered by SEAC and the SEAC Entities and, assuming due authorization, execution and delivery by LG Parent, Studio HoldCo and StudioCo, constitutes, and with respect to Transaction Documents not yet entered into, will constitute, a legal, valid and binding obligation of SEAC and the SEAC Entities enforceable against SEAC and the SEAC Entities in accordance with its terms subject to the Remedies Exceptions.

Section 4.05 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement and the applicable Transaction Documents by each of SEAC and the SEAC Entities does not, and the performance of the Transactions by SEAC and the SEAC Entities will not, subject to receipt of the SEAC Shareholder Approvals and the SEAC Public Warrant Holder Approval, (i) conflict with or violate the SEAC Organizational Documents or the SEAC Entities Organizational Documents, (ii) assuming that all consents, approvals, authorizations, expiration or termination of waiting periods and other actions described in Section 4.05(b) have been obtained and all filings and obligations described in Section 4.05(b) have been made, conflict with or violate any Law applicable to SEAC or the SEAC Entities or by which any of their property or assets is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, require any consent, notice or waiver to be obtained under, or result in the creation of a Lien under any SEAC Material Contract, except, with respect to clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which would not be or reasonably be expected to be material to SEAC or any SEAC Entity.

(b) The execution and delivery of this Agreement and the applicable Transaction Documents by SEAC and the SEAC Entities does not, and the performance of the Transactions by SEAC and the SEAC Entities will not, require any consent, approval, authorization or permit of, or filing with or notification to, or expiration or termination of any waiting period by, any Governmental Authority, except (i) for applicable requirements, if any, of the Exchange Act, the Securities Act, Blue Sky Laws and Canadian securities Laws; (ii) for the applicable requirements, if any, of the HSR Act; (iii) in connection with the Domestications, the applicable requirements and required approval of the Registrar of Companies in the Cayman Islands in accordance with the Companies Act and the applicable requirements and required approval of the Registrar in accordance with the BC Act; (iv) receipt of the Interim Order and Final Order from the Court, the filing of any documents required by or in connection with obtaining the Final Order or the Interim Order, and filings required pursuant to the Plan of Arrangement, (v) as set forth in Section 4.05(b) of the SEAC Disclosure Schedule or (vi) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, be or reasonably be expected to be material to SEAC or any SEAC Entity.

Section 4.06 Permits; Compliance. SEAC and the SEAC Entities are and since SEAC’s incorporation have been in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals, clearances, waivers, exemptions, qualifications, registrations and orders of any Governmental Authority necessary for SEAC, and the SEAC Entities to own, lease and operate their respective properties or to carry on their respective businesses as they are now being conducted (the “SEAC Permits”), except where the failure to have such SEAC Permits would not reasonably be expected to be material to SEAC or any SEAC Entity. No suspension or cancellation of any of the SEAC Permits is pending or, to the knowledge of SEAC, threatened in writing. Neither SEAC nor any of the SEAC Entities is or has been since SEAC’s incorporation in conflict with, or in default, breach or violation of (a) any Law applicable to SEAC or the SEAC Entities, or (b) any SEAC Material Contract or SEAC Permit; except, in each case, for any such conflicts, defaults, breaches or violations that would not be or reasonably be expected to be material to SEAC or any SEAC Entity.

Section 4.07 SEC Filings; Financial Statements; Sarbanes-Oxley.

(a) SEAC has timely filed all forms, reports, schedules, statements and other documents, including any exhibits and schedules thereto, required to be filed or furnished by it with the SEC, together with any amendments, restatements or supplements thereto (collectively, the “SEAC SEC Reports”), since January 5, 2022. SEAC has heretofore made available to LG Parent true and correct copies of all amendments and modifications that have not been filed by SEAC with the SEC to all agreements, documents and other instruments that previously had been filed by SEAC with the SEC and are currently in effect, if any. As of their respective dates, and as of the date of any amendment or filing that superseded the initial filing, the SEAC SEC

Reports (i) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, restated or supplemented, as of the date of such amendment, restatement or supplement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in the case of any SEAC SEC Report that is a registration statement, or include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of any other SEAC SEC Report. To the knowledge of SEAC, each director and executive officer of SEAC has filed with the SEC on a timely basis all documents required with respect to SEAC by Section 16(a) of the Exchange Act and the rules and regulations thereunder.

(b) Each of the financial statements (including, in each case, any notes thereto) contained in the SEAC SEC Reports was prepared in accordance with GAAP (applied on a consistent basis) and Regulation S-X and Regulation S-K, as applicable, throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations, changes in shareholders’ equity and cash flows of SEAC as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which have not had, and would not reasonably be expected to individually or in the aggregate be material). SEAC has no off-balance sheet arrangements that are not disclosed in the SEAC SEC Reports.

(c) Except as and to the extent set forth in the SEAC SEC Reports, SEAC does not have any liability or obligation of a nature (whether accrued, absolute, contingent or otherwise) required to be reflected on a balance sheet prepared in accordance with GAAP, except for (i) liabilities, debts and obligations that have arisen since the date of the most recent balance sheet included in the financial statements (including, in each case, any notes thereto) contained in the SEAC SEC Reports in the Ordinary Course; (ii) liabilities, debts and obligations incurred in connection with the Transactions; and (iii) liabilities for fees and expenses incurred in connection with the Transactions.

(d) Since its initial public offering, SEAC has complied in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq. Since March 31, 2023, (i) neither SEAC nor any SEAC Entity has received any complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of SEAC or the SEAC Entities or their respective internal accounting controls, including any such complaint, allegation, assertion or claim that SEAC or any SEAC Entity has engaged in questionable accounting or auditing practices and (ii) there have been no internal unresolved, material investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the SEAC Board or any committee thereof.

(e) SEAC has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to SEAC and other material information required to be disclosed by SEAC in the reports and other documents that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to SEAC’s principal executive officer and its principal financial officer as appropriate to allow timely decisions regarding required disclosure. Such disclosure controls and procedures are effective in timely alerting SEAC’s principal executive officer and principal financial officer to material information required to be included in SEAC’s periodic reports required under the Exchange Act.

(f) SEAC maintains systems of internal control over financial reporting that are sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance: (i) that SEAC maintains records that in reasonable detail accurately and fairly reflect, in all material respects, its transactions and dispositions of assets; (ii) that transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP; (iii) that receipts and expenditures are being made only in accordance with authorizations of management and its board of directors; and (iv) regarding prevention or timely detection of unauthorized acquisition, use or disposition of its assets that could have a material effect on its financial statements. Neither SEAC nor SEAC’s independent auditors identified or have been made aware of any “significant deficiencies” or “material weaknesses” (as defined by the PCAOB) in the design or operation of SEAC’s internal controls over financial reporting which would reasonably be expected to adversely affect SEAC’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. SEAC has no knowledge of any fraud or whistle-blower allegations, whether or not material, that involve management or other employees or consultants who have or had a significant role in the internal control over financial reporting of SEAC. Since November 21, 2021, there have been no material changes in SEAC’s internal control over financial reporting.

(g) There are no outstanding loans or other extensions of credit made by SEAC to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of SEAC, and SEAC has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(h) As of the date hereof, there are no outstanding comments from the SEC with respect to the SEAC SEC Reports. To the knowledge of SEAC, none of the SEAC SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

Section 4.08 Absence of Certain Changes or Events.

(a) Each of New SEAC and MergerCo was formed on December 18, 2023, and New BC Sub was formed on December 19, 2023, in each case, solely for the purpose of engaging in the Transactions and is, and will be at all times prior to the Closing, wholly owned by SEAC or New SEAC. Since the date of its organization, each SEAC Entity has not engaged, and at all times prior to the StudioCo Amalgamation will not engage, in any activities other than the execution of this Agreement and the other Transaction Documents to which each SEAC Entity is party, the performance of its obligations hereunder and thereunder in furtherance of the Transactions, and matters ancillary thereto. Each SEAC Entity does not have, and prior to the StudioCo Amalgamation will not have, any operations, assets, liabilities or obligations of any nature other than those incurred in connection with its formation and pursuant to this Agreement and the Transactions.

(b) Since SEAC’s incorporation and prior to the date of this Agreement, except as expressly contemplated by this Agreement, (i) SEAC has conducted its business in all material respects in the Ordinary Course, (ii) there has not been any event or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SEAC or the SEAC Entities to enter into and perform its obligations under this Agreement or the Transaction Documents to which SEAC or any SEAC Entity is, or is contemplated to be, a party, (iii) SEAC has not taken any action that, if taken after the date of this Agreement, would constitute a material breach of any of the covenants sets forth in Section 5.02 and (iv) except as would not, individually or in the aggregate, reasonably be expected to be material to SEAC, and except as expressly required pursuant to this Agreement or other Transaction Documents, SEAC and the SEAC Entities have not sold, assigned, transferred, permitted to lapse, abandoned, or otherwise disposed of any right, title, or interest in or to any of their respective material assets other than in the Ordinary Course.

Section 4.09 Absence of Litigation. There is no Action pending or, to the knowledge of SEAC, threatened against SEAC or any SEAC Entity. None of SEAC nor any SEAC Entity is subject to any material continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of SEAC, continuing investigation by, any Governmental Authority or any material order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

Section 4.10 Board Approval; Vote Required.

(a) The SEAC Board and the SEAC Special Committee have made available to LG Parent a complete and correct copy of the resolutions of the SEAC Board and the SEAC Special Committee in respect of the Transactions, which such resolutions were duly adopted at a meeting of the SEAC Board and the SEAC Special Committee, respectively, and have not been subsequently rescinded or modified in any way. The only vote of the holders of any class or series of share capital of SEAC necessary to approve the Transactions are the SEAC Shareholder Approvals.

(b) Each of the SEAC Entities has made available to LG Parent a complete and correct copy of the resolutions of the board of directors of each of them, in respect of the Transactions, which such resolutions were duly adopted by written consent and have not been subsequently rescinded or modified in any way. The only vote of the holders of any interest of the SEAC Entities necessary to adopt this Agreement and the Plan of Arrangement and approve the Transactions is a written consent resolution of the sole shareholder of each of New SEAC, MergerCo and New BC Sub (the “SEAC Entities Shareholder Approval”).

Section 4.11 Brokers. Except as set forth on Section 4.11 of the SEAC Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of SEAC or the SEAC Entities.

Section 4.12 SEAC Trust Account. As of the date of this Agreement, SEAC has no less than $793,499,126.40 in the trust account established by SEAC for the benefit of its public shareholders (including, if applicable, an aggregate of approximately $26,250,000 of Deferred Underwriting Fees) maintained at J.P. Morgan Chase Bank, N.A. (the “Trust Account”). As of the date hereof, the monies of such Trust Account are invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 and held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of January 5, 2022, between SEAC and the Trustee (the “Trust Agreement”). The Trust Agreement has not been amended or modified and is valid and in full force and effect and is enforceable in accordance with its terms, subject to the Remedies Exceptions. SEAC has complied in all material respects with the terms of the Trust Agreement and is not in breach thereof or default thereunder and there does not exist any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by SEAC or the Trustee. There are no separate Contracts, side letters or other agreements or understandings (whether written or unwritten, express or implied): (a) between SEAC and the Trustee that would cause the description of the Trust Agreement in the SEAC SEC Reports to be inaccurate in any material respect; or (b) that would entitle any Person (other than the SEAC Shareholders who shall have exercised their Redemption Rights pursuant to the SEAC Organizational Documents and the Underwriters from SEAC’s initial public offering with respect to the Deferred Underwriting Fees) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except: (i) to pay any Taxes owed by SEAC as a result of assets of SEAC or interest or other income earned on the assets of SEAC; (ii) upon the exercise of Redemption Rights in accordance with the provisions of the SEAC Organizational Documents; and (C) to pay up to an aggregate of $3,000,000 of the interest or other income earned on the assets of SEAC for working capital purposes. To SEAC’s knowledge, as of the date of this Agreement, following the Closing, no shareholder of SEAC shall be entitled to receive any amount from the Trust Account except to the extent such shareholder has exercised its Redemption Rights. There are no Actions pending or, to the knowledge of SEAC, threatened in writing with respect to the Trust Account.

Section 4.13 Employees. Other than any officers as described in the SEAC SEC Reports, SEAC and the SEAC Entities have no and have never had any employees on their payroll, and have not retained any contractors, other than consultants and advisors in the Ordinary Course. Other than reimbursement of any out-of-pocket expenses incurred by SEAC’s officers and directors in connection with activities on SEAC’s behalf in an aggregate amount not in excess of the amount of cash held by SEAC outside of the Trust Account, SEAC and the SEAC Entities have no unsatisfied material liability with respect to any officer or director. SEAC and the

SEAC Entities have never and do not currently maintain, sponsor, or contribute to any Employee Benefit Plan, Multiemployer Plan or otherwise has or could have any liability with respect to any Employee Benefit Plan or Multiemployer Plan (whether directly or through an ERISA Affiliate).

Section 4.14 Taxes.

(a) All material Tax Returns of SEAC have been duly and timely filed (taking into account any applicable extension of time to file) and all such Tax Returns are true, correct and complete in all material respects. All material Taxes owed by SEAC (whether or not shown as due on any Tax Return) have been timely paid in full to the appropriate Taxing Authority. SEAC has (i) withheld and timely paid to the appropriate Taxing Authority all material Taxes required to have been withheld and paid in connection with any amounts paid or owing to any current or former employee, independent contractor, creditor, equity holder, customer, or other Person and (ii) otherwise complied in all material respects with all applicable Laws relating to the withholding, collection, and remittance of Taxes (including information reporting and records maintenance requirements).

(b) SEAC is not a party to, or bound by, any material Tax indemnity, Tax sharing or Tax allocation agreement or similar Contract (in each case, other than any such Contract entered into in the Ordinary Course and not primarily relating to Taxes).

(c) SEAC will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in, or the use of an improper, method of accounting occurring or used prior to the Closing; (ii) “closing agreement,” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or non-U.S. Tax Law) executed prior to the Closing; (iii) installment sale or open transaction entered into prior to the Closing; or (iv) prepaid amount or advance payment received or deferred revenue accrued prior to the Closing.

(d) SEAC has not been a member of an affiliated, consolidated, combined, or unitary group for U.S. federal, state, local, or non-U.S. Tax purposes. SEAC does not have any material liability for the Taxes of any Person as a result of being a member of an affiliated, consolidated, combined, or unitary group or fiscal unity (including pursuant to Treasury Regulations Section 1.1502-6 or any similar provision of state, local, or non-U.S. Law), as a transferee or successor or by Contract, in each case other than any Contract entered into in the Ordinary Course and not primarily relating to Taxes.

(e) SEAC has not entered into a closing agreement pursuant to Section 7121 of the Code (or any similar or corresponding provision of state, local, or non-U.S. Law), advance pricing agreement, or other written agreement with any Taxing Authority, or received any private letter ruling, technical advice memorandum, or similar ruling from any Taxing Authority, in each case, with respect to material Taxes for which agreement, memorandum, or ruling would be binding on SEAC after the Closing and no written request for any such agreement, memorandum, or ruling is currently pending.

(f) SEAC has not waived, modified, or extended any statute of limitations with respect to material Taxes or material Tax Returns or agreed to any waiver, modification, or extension of time with respect to the assessment or collection of any material Tax other than an automatic extension of time to file a Tax Return obtained in the Ordinary Course, and no request for any waiver, modification, or extension described in this sentence is currently pending.

(g) No audit, examination, investigation, litigation, or other administrative or judicial proceeding in respect of Taxes or Tax matters is pending, being conducted, or has been announced or threatened in writing with respect to SEAC. There is no outstanding claim, assessment, or deficiency against SEAC for any material Taxes, and no such claim, assessment, or deficiency has been asserted or threatened in writing by any Taxing Authority.

(h) There are no Liens for Taxes upon any of the assets of SEAC except for Permitted Liens.

(i) SEAC has not received written notice of any claim from a Taxing Authority in a jurisdiction in which SEAC does not file Tax Returns, or pay Taxes, of a particular type stating that SEAC is or may be subject to Tax, or required to file Tax Returns, of such type in such jurisdiction, in each case, which claim has not been fully and finally resolved.

(j) SEAC has not been either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying or intended to qualify for tax-free treatment, in whole or in part, under Section 355 or Section 361(a) of the Code in the two (2) years prior to the date of this Agreement.

(k) SEAC has not participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any corresponding or similar provision of state, local, or non-U.S. Law).

(l) SEAC has not taken or agreed to take any action, and is not aware, after reasonable diligence, of the existence of any fact or circumstance that could reasonably be expected to prevent or impede the applicable elements of the Transactions from qualifying for the Intended Tax Treatment.

(m) Immediately following their respective Domestication, each of SEAC Merger Surviving Company and New SEAC will be a “taxable Canadian corporation” as that term is defined in the Canadian Tax Act.

(n) None of the SEAC Entities has, at any time, been resident in Canada for the purposes of the Canadian Tax Act.

(o) (i) For U.S. federal (and applicable state and local) income tax purposes, (x) each of MergerCo and New BC Sub is, and has been since its formation, treated as a disregarded entity and (y) each of SEAC and New SEAC is, and has been since its formation, treated as a foreign corporation and (ii) no Person has taken any position inconsistent with the treatment described in clause (i).

Section 4.15 Registration and Listing. The issued and outstanding SEAC Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “SCRMU.” The issued and outstanding SEAC Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “SCRM.” The issued and outstanding SEAC Public Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “SCRMW.” As of the date of this Agreement, there is no Action pending or, to the knowledge of SEAC, threatened in writing against SEAC by Nasdaq or the SEC with respect to any intention by such entity to deregister the SEAC Units, the SEAC Class A Ordinary Shares, or the SEAC Public Warrants or terminate the listing of SEAC’s securities on Nasdaq. Other than in connection with the Transactions, none of SEAC or any of its Affiliates has taken any action in an attempt to terminate the registration of the SEAC Units, the SEAC Class A Ordinary Shares, or the SEAC Public Warrants under the Exchange Act.

Section 4.16 Business Activities; Assets. Since its incorporation, SEAC has not conducted any business activities other than activities (a) in connection with or incident or related to its incorporation or continuing corporate (or similar) existence, (b) directed toward the accomplishment of a business combination, including those incident or related to or incurred in connection with the negotiation, preparation or execution of this Agreement or the other Transaction Documents, the performance of its covenants or agreements in this Agreement or the other Transaction Documents or the consummation of the Transactions or (c) those that are administrative, ministerial or otherwise immaterial in nature. Except as set forth in the SEAC SEC Reports, there is no Contract binding upon SEAC or to which SEAC is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of it or its Subsidiaries, any acquisition of property by it or its Subsidiaries or the conduct of business by it or its Subsidiaries (including, in each case, following the Closing). SEAC does not own any real property. SEAC does not own any material property or assets, other than its interest in the Trust Account. All property and assets owned by SEAC are owned free and clear of any Lien, other than any Permitted Liens. SEAC, inclusive of its Affiliates, does not, and New SEAC, inclusive of its Affiliates will not prior to the Arrangement Effective Time, have assets in Canada with an aggregate value in excess of CAD $93 million, nor does either of SEAC or New SEAC, each inclusive of its Affiliates, have gross revenues from sales in, from or into Canada in excess of CAD $93 million, all as determined pursuant to Part IX of the Competition Act (Canada) and the Notifiable Transactions Regulations (Canada) promulgated thereunder.

Section 4.17 Material Contracts.

(a) Section 4.17(a) of the SEAC Disclosure Schedule lists, as of the date of this Agreement, all material Contracts to which SEAC or any SEAC Entity is a party or by which SEAC, any SEAC Entity or any of their assets or properties is bound, including any the following types of Contracts to which SEAC or any SEAC Entity is a party or bound (such Contracts as are required to be set forth on Section 4.17(a) of the SEAC Disclosure Schedule being the “SEAC Material Contracts”; for the avoidance of doubt, the Transaction Documents to which SEAC or any SEAC Entity is or will be a party to will not be considered a “SEAC Material Contract” for purposes of this Agreement). As of the date of this Agreement, SEAC has made available to LG Parent true and complete copies of all Material Contracts, including amendments thereto that are material in nature.

(i) each Contract to which SEAC or any SEAC Entity is a party (other than this Agreement) that is of a type that would be required to be included as an exhibit to a registration statement on Form S-1 pursuant to Items 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated under the Securities Act if such a registration statement was filed by SEAC as of the date of this Agreement;

(ii) each Contract with any of the Affiliates of SEAC;

(iii) all Contracts evidencing Indebtedness, and any pledge agreements, security agreements or other collateral agreements in which SEAC or the SEAC Entities granted to any Person a security interest in or Lien on any of the material property or assets of SEAC or the SEAC Entities, and all Contracts guarantying the debts or other obligations of any Person;

(iv) any Contract involving the pending or contemplated acquisition or sale of (or option to purchase or sell) any assets or properties of SEAC or the SEAC Entities;

(v) each partnership, joint venture agreement or similar Contract;

(vi) any Contracts with any Governmental Authority;

(vii) any Contracts that (A) limit, or purport to limit, the ability of SEAC or the SEAC Entities to compete in any line of business or with any Person or entity or in any geographic area or during any period of time in any material respect, excluding customary confidentiality agreements and Contracts that contain customary confidentiality clauses, (B) require SEAC or the SEAC Entities to conduct any business on a “most favored nations” basis with any third party or (C) provide for “exclusivity” or any similar requirement in favor of any third party;

(viii) any Contracts that relate to the direct or indirect issuance, acquisition or disposition of any securities or business (whether by merger, issuance or sale of stock, sale of assets or otherwise);

(ix) any Contract requiring capital expenditures by SEAC or any SEAC Entity;

(x) any Contracts relating to a SEAC Interested Party Transaction;

(xi) any Contracts involving any resolution or settlement of any actual or threatened Action or other dispute which require payment or impose continuing obligations on SEAC, including injunctive or other non-monetary relief; and

(xii) any outstanding written commitment to enter into any Contract of the type described in clauses (i) through (xi) of this Section 4.17(a).

(b) (i) Each SEAC Material Contract is a legal, valid and binding obligation of SEAC and, to the knowledge of SEAC, the other parties thereto, and SEAC is not in breach or violation of, or default under, any SEAC Material Contract nor has any SEAC Material Contract been cancelled by the other party; (ii) to SEAC’s knowledge, no other party is in breach or violation of, or default under, any SEAC Material Contract; and (iii) neither SEAC nor any of its Subsidiaries has received any written, or to the knowledge of SEAC, oral claim of default under any such SEAC Material Contract, except for any such conflicts, violations, breaches, defaults or other occurrences which would not be expected to have a material adverse effect on SEAC or any SEAC Entity. Except as would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on SEAC or any SEAC Entity, no party to a Material Contract has given written notice of or, to the knowledge of SEAC, threatened any potential exercise of termination rights with respect to any Material Contract.

Section 4.18 Certain Business Practices.

(a) Neither SEAC, nor to the knowledge of SEAC, any of its officers or directors is currently violating, or since SEAC’s incorporation has violated, whether directly or indirectly, any applicable Sanctions Laws or Ex-Im Laws. Neither SEAC nor, to the knowledge of the SEAC, any of its directors or officers is currently, or has been, since SEAC’s incorporation: (i) a Sanctioned Person; (ii) controlled by a Sanctioned Person; (iii) organized, resident, or located in a Sanctioned Country; (iv) operating, conducting business, or participating in any transaction in or with any Sanctioned Country, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws; or (v) engaging in dealings with any Sanctioned Person, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws. There are not now, and have not been since SEAC’s incorporation, any proceedings, investigations, or disclosures by or before any Governmental Authority or an internal anti-corruption investigation involving SEAC or, to SEAC’s knowledge, any of its directors or officers, relating to Sanctions Laws or Ex-Im Laws, nor to SEAC’s knowledge is such a proceeding, investigation, or disclosure pending or threatened.

(b) Neither SEAC nor to the knowledge of SEAC, any of its directors or officers have, since SEAC’s incorporation, directly or indirectly offered, paid, promised to pay, or authorized the payment of anything of value, including cash, checks, wire transfers, tangible or intangible gifts, favors, entertainment or services (including any facilitation payments) to any Person, including any Government Official, or any employee or representative of a Governmental Authority, or any Person acting for or on behalf of any Government Official while knowing (as defined in the FCPA) or having reason to know that all or some portion would be used for the purpose of: (a) influencing any act or decision of a Government Official or other person, including a decision to fail to perform official functions; (b) inducing any Government Official or other person to do or omit to do any act in violation of the lawful duty of such official; or (c) inducing any Government Official to use influence with any government, department, agency, or instrumentality in order to assist SEAC or any other Person in obtaining or retaining business with, or directing business to any Person or otherwise securing for any Person an improper advantage.

(c) There have been no demands, claims, actions, legal proceedings or investigations by or before any Governmental Authority or any arbitrator involving SEAC or, to its knowledge, its directors or officers relating to the Anti-Corruption Laws since SEAC’s incorporation nor are there any pending, or, to the knowledge of SEAC, threatened. Since SEAC’s incorporation, no civil, criminal, or administrative penalties have been imposed on SEAC with respect to violations of applicable Anti-Corruption Laws, or applicable Anti-Money Laundering Laws, nor have any disclosures been submitted to any other Governmental Authority with respect to violations of such laws.

(d) SEAC has conducted its business in compliance with applicable Anti-Corruption Laws and Anti-Money Laundering Laws and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws.

(e) The operations of SEAC are and have been conducted in material compliance with all applicable financial recordkeeping and reporting requirements and Anti-Money Laundering Laws and Sanctions Laws. SEAC and to its knowledge, its directors and officers have not knowingly falsified any entry in any book, record, or account of SEAC, and all such entries fairly and accurately reflect the relevant transactions and dispositions of SEAC’s assets in reasonable detail.

(f) No directors or officers of SEAC is a Person that is, or is owned fifty percent (50%) or greater or controlled by, a Person that is: (i) a Sanctioned Person; or (ii) located, organized, or resident in a Sanctioned Country; or (iii) otherwise targeted under any Sanctions Laws.

(g) No director or officer of SEAC is a Government Official.

Section 4.19 Interested Party Transactions.

(a) Except for the payment of compensation, benefits and expense reimbursements and advances in the Ordinary Course, no director, officer or other Affiliate of SEAC has or has had, directly or indirectly: (i) an economic interest in any Person that has furnished or sold, or furnishes or sells, services or products that SEAC furnishes or sells, or proposes to furnish or sell; (ii) an economic interest in any Person that purchases from or sells or furnishes to, SEAC, any goods or services; (iii) a beneficial interest in any Material Contract; or (iv) any contractual or other arrangement with SEAC (including any “preferred pricing” or similar benefit enjoyed by SEAC as a result of any such affiliation) (each such transaction, a “SEAC Interested Party Transaction”). None of the SEAC Entities has, since incorporation, (A) extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of such entity; or (B) materially modified any term of any such extension or maintenance of credit. There are no contracts or arrangements between SEAC on the one hand and any immediate family member of any director, officer of SEAC on the other hand.

(b) There are no transactions, Contracts, arrangements or understandings between SEAC, on the one hand, and any other Person, on the other hand, which grant or purport to grant any board observer or management rights.

Section 4.20 Solvency. SEAC is not the subject of an Insolvency Event and, to the knowledge of SEAC, there are no circumstances that justify SEAC being the subject of an Insolvency Event.

Section 4.21 Insurance. SEAC is insured with reputable insurers against such risks and in such amounts as the management of SEAC reasonably has determined to be prudent and consistent with industry practice, and all material insurance policies or other material forms of insurance held by, or for the benefit of, SEAC are in full force and effect, all premiums due thereunder have been paid in full, and no notice of cancellation or termination has been received by SEAC with respect to any such policy. Except as disclosed on Section 4.21 of the SEAC Disclosure Schedule, no claim by SEAC is pending under any such material policies as to which coverage has been denied or disputed, or rights reserved to do so, by the insurers thereof.

Section 4.22 PIPE Investment. Prior to the execution of this Agreement, New SEAC has entered into Subscription Agreements with the PIPE Investors, true and correct copies of which have been provided to LG Parent on or prior to the date of this Agreement, pursuant to which, and on the terms and subject to the conditions of which, such PIPE Investors have agreed, in connection with the transactions contemplated hereby, to purchase PubCo Common Shares on the terms and subject to the conditions set forth in the Subscription Agreements. Each Subscription Agreement is a legal, valid and binding obligation of New SEAC and, to the knowledge of SEAC, the applicable PIPE Investor party thereto, and neither the execution or delivery thereof by New SEAC nor the performance of New SEAC’s or PubCo’s obligations under any such Subscription Agreement violates, or will at the Closing violate, any applicable Law. Each Subscription Agreement is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and as of the date hereof, no withdrawal, termination, amendment or modification is contemplated by New SEAC or, to SEAC’s knowledge, by any PIPE Investor. There are no other agreements, side letters, or arrangements between SEAC or any of the SEAC Entities and any PIPE Investor relating to any Subscription Agreement that could affect the obligation of such PIPE Investor to pay to New SEAC the applicable portion of the PIPE Investment Amount set forth in such Subscription Agreement as and when due pursuant to the terms thereof, and SEAC does not know of any fact or circumstance that would reasonably be expected to result in any of the conditions set forth in any Subscription Agreement not being satisfied as of the Closing (as defined in such Subscription Agreement) or the PIPE Investment Amount not being available in full to New SEAC on the Closing Date. No event has occurred that (with or without notice, lapse of time or both) would constitute a default or breach on the part of New SEAC under any material term or condition of any Subscription Agreement and, as of the date hereof, SEAC has no reason to believe that New SEAC will be unable to perform or satisfy, or cause to be performed or satisfied, on a timely basis any obligation to be satisfied by it or any condition, in each case, contained in any Subscription Agreement. No fees, consideration or other discounts are, or will be, payable to any PIPE Investor in respect of its PIPE Investment, except as set forth in the Subscription Agreements.

Section 4.23 Non-Redemption Agreements.

(a) Solely with LG Parent’s prior written consent, SEAC may enter into Discounted Non-Redemption Agreements with Discounted Non-Redemption Investors, true and correct copies of which shall be provided promptly to LG Parent upon execution thereof. Each Discounted Non-Redemption Agreement shall be, when executed by the parties thereto, a legal, valid and binding obligation of SEAC and, to the knowledge of SEAC, the applicable counterparty thereto, and neither the execution or delivery thereof by SEAC nor the performance of SEAC’s obligations under any such Discounted Non-Redemption Agreement violates, or will at the Closing violate, any applicable Law. Each Discounted Non-Redemption Agreement shall be, from the date of execution until the SEAC Merger Effective Time, in full force and effect and will not have been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by SEAC or, to SEAC’s knowledge, by any Discounted Non-Redemption Shareholder. There are no other agreements, side letters, or arrangements between SEAC or any of the SEAC Entities and any Discounted Non-Redemption Shareholder relating to any Discounted Non-Redemption Agreement that could affect the obligation of such Discounted Non-Redemption Shareholder perform its obligations in accordance thereunder, and SEAC does not know of any fact or circumstance that would reasonably be expected to result in any of the conditions set forth in any Discounted Non-Redemption Agreement not being satisfied as of the Closing (as defined in such Discounted Non-Redemption Agreement). No event has occurred that (with or without notice, lapse of time or both) would constitute a default or breach on the part of SEAC under any material term or condition of any Discounted Non-Redemption Agreement and, as of the date hereof, SEAC has no reason to believe that New SEAC will be unable to perform or satisfy, or cause to be performed or satisfied, on a timely basis any obligation to be satisfied by it or any condition, in each case, contained in any Discounted Non-Redemption Agreement. No fees, consideration or other discounts are, or will be, payable to any Discounted Non-Redemption Shareholders in respect of its Discounted Non-Redemption Agreement, except as set forth in the applicable Non-Redemption Agreement.

(b) Each Non-Redemption Agreement shall be, when executed by the parties thereto, a legal, valid and binding obligation of SEAC and, to the knowledge of SEAC, the applicable counterparty thereto, and neither the execution or delivery thereof by SEAC nor the performance of SEAC’s obligations under any such Non-Redemption Agreement violates, or will at the Closing violate, any applicable Law. Each Non-Redemption Agreement shall be, from the date of execution until the SEAC Merger Effective Time, in full force and effect and will not have been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by SEAC or, to SEAC’s knowledge, by any Non-Redemption Shareholder. There are no other agreements, side letters, or arrangements between SEAC or any of the SEAC Entities and any Non-Redemption Shareholder relating to any Non-Redemption Agreement that could affect the obligation of such Non-Redemption Shareholder perform its obligations in accordance thereunder, and SEAC does not know of any fact or circumstance that would reasonably be expected to result in any of the conditions set forth in any Non-Redemption Agreement not being satisfied as of the Closing (as defined in such Non-Redemption Agreement). No event has occurred that (with or without notice, lapse of time or both) would constitute a default or breach on the part of SEAC under any material term or condition of any Non-Redemption Agreement and, as of the date hereof, SEAC has no reason to believe that SEAC will be unable to perform or satisfy, or cause to be performed or satisfied, on a timely basis any obligation to be satisfied by it or any condition, in each case, contained in any Non-Redemption Agreement. No fees, consideration or other discounts are, or will be, payable to any Non-Redemption Shareholders in respect of its Non-Redemption Agreement, except as set forth in the applicable Non-Redemption Agreement.

Section 4.24 SEAC’s and the SEAC Entities’ Independent Investigation and Reliance. Each of SEAC and the SEAC Entities is a sophisticated purchaser and has made its own independent investigation, review and analysis regarding LG Parent, any Studio Entity and the Transactions, which investigation, review and analysis were conducted by SEAC and the SEAC Entities together with expert advisors, including legal counsel, that they have engaged for such purpose. SEAC and the SEAC Entities and its Representatives have been provided with full and complete access to the Representatives, properties, offices, plants and other facilities, books and records of LG Parent and any Studio Entity and other information that they have requested in connection with their investigation of LG Parent, the Studio Entities and the Transactions. None of SEAC or the SEAC Entities is relying on any statement, representation or warranty, oral or written, express or implied, made by LG Parent, any Studio Entity or any of their respective Representatives, except as expressly set forth in Article III (as modified by the LG Parent Disclosure Schedule), in the Transaction Documents or in the corresponding representations and warranties contained in the certificate delivered pursuant to Section 7.02. None of LG Parent, StudioCo, nor any of their respective shareholders, Affiliates or Representatives shall have any liability to SEAC, the SEAC Entities or any of their respective shareholders, Affiliates or Representatives resulting from the use of any information, documents or materials made available to SEAC, the SEAC Entities or any of their Representatives, whether orally or in writing, in any confidential information memoranda, “data rooms,” management presentations, due diligence discussions or in any other form in expectation of the Transactions, except as expressly set forth in this Agreement (as modified by the LG Parent Disclosure Schedule), the Transaction Documents or in any certificate delivered by LG Parent, Studio HoldCo or StudioCo pursuant to this Agreement. SEAC and the SEAC Entities acknowledge that, except as expressly set forth in this Agreement (as modified by the LG Parent Disclosure Schedule) or any certificate delivered by LG Parent or StudioCo pursuant to this Agreement, none of LG Parent, StudioCo nor any of their respective shareholders, Affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving the Studio Business.

Section 4.25 Exclusivity of Representations and Warranties. Except as otherwise expressly provided in this Article IV (as modified by the SEAC Disclosure Schedule), SEAC hereby expressly disclaims and negates any other express or implied representation or warranty whatsoever (whether at Law or in equity) with respect to SEAC or the SEAC Entities, and any matter relating to any of them, including their affairs, the condition, value or quality of the assets, liabilities, financial condition or results of operations, or with respect to the accuracy or completeness of any other information made available to LG Parent, Studio HoldCo, StudioCo, the Studio Entities, their respective Affiliates or any of their respective Representatives by, or on behalf of, SEAC, and any such representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement (as modified by the SEAC Disclosure Schedule) or in any certificate delivered by SEAC pursuant to this Agreement, neither SEAC nor any other Person on behalf of SEAC has made or makes any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to LG Parent, Studio HoldCo, StudioCo, the Studio Entities, their respective Affiliates or any of their respective Representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof)

of SEAC or the SEAC Entities (including the reasonableness of the assumptions underlying any of the foregoing), whether or not included in any management presentation or in any other information made available to LG Parent, Studio HoldCo, StudioCo, the Studio Entities, their respective Affiliates or any of their respective Representatives or any other Person, and any such representations or warranties are expressly disclaimed.

ARTICLE V

CONDUCT OF BUSINESS

Section 5.01 Conduct of the Studio Business.

(a) Solely with respect to the Studio Business, each of LG Parent, Studio HoldCo and StudioCo agrees that it shall, and LG Parent shall cause the Studio Entities and their respective Subsidiaries to, between the date of this Agreement and the StudioCo Amalgamation Effective Time or the earlier termination of this Agreement in accordance with its terms, except (1) as required or expressly permitted by any other provision of this Agreement or the other Transaction Documents, (2) as set forth in Section 5.01(a) of the LG Parent Disclosure Schedule, (3) as required by applicable Law (including as requested (with an obligation to comply) or compelled by any Governmental Authority), or (4) for any actions taken reasonably and in good faith to respond to COVID-19 Measures or Emergency Actions, unless SEAC shall otherwise consent in writing (which consent shall not be unreasonably conditioned, withheld or delayed); provided, that SEAC shall be deemed to have consented in writing if it provides no response within five (5) Business Days after LG Parent or an Affiliate thereof has made a request for such consent in writing; provided, further, that, taking any action that is expressly permitted by an exception to Section 5.01(b) (including, for the avoidance of doubt, any exceptions in Section 5.01(b) of the LG Parent Disclosure Schedule and actions that do not require consent under Section 5.01(b)) shall be deemed to not be a breach of this Section 5.01(a):

(i) conduct their business in the Ordinary Course; and

(ii) use commercially reasonable efforts to maintain and preserve the Studio Business’s existing business operations and business relationships and goodwill.

(b) Except (1) as required or expressly permitted by any other provision of this Agreement or the other Transaction Documents, (2) as set forth in Section 5.01(b) of the LG Parent Disclosure Schedule, (3) as required by applicable Law (including as requested (with an obligation to comply) or compelled by any Governmental Authority), or (4) for any actions taken reasonably and in good faith to respond to COVID-19 Measures or Emergency Actions, each of LG Parent, Studio HoldCo and StudioCo shall not, and LG Parent shall cause the Studio Entities and their respective Subsidiaries not to, between the date of this Agreement and the StudioCo Amalgamation Effective Time or the earlier termination of this Agreement in accordance with its terms, directly or indirectly, do any of the following without the prior written consent of SEAC (which consent shall not be unreasonably conditioned, withheld or delayed); provided, that SEAC shall be deemed to have consented in writing if it provides no response within five (5) Business Days after LG Parent or an Affiliate thereof has made a request for such consent in writing:

(i) amend, restate, supplement or otherwise change any StudioCo Organizational Documents or Studio Entity Organizational Documents in any material respect, other than in connection with internal restructurings conducted in the Ordinary Course that do not (A) materially affect the Studio Business or (B) result in a Studio Entity no longer being a Studio Entity;

(ii) authorize, recommend, propose or announce an intention to adopt or enter into or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any Studio Entity;

(iii) acquire any Equity Interest or other interest in any other Person or enter into a joint venture with any other Person, in each case, where such acquisitions or investments exceed $375 million in the aggregate;

(iv) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its Equity Interests or any Equity Interests in the Studio Entities or any of their Subsidiaries, other than (A) in connection with the forfeiture or cancellation of any such Equity Interest for no consideration or (B) transactions solely among LG Parent and/or any of its wholly-owned Subsidiaries that remains wholly-owned Subsidiaries after consummation of such transaction;

(v) make or commit to make any capital expenditures with respect to the Studio Business or the Studio Entities or any of their Subsidiaries other than in an amount not exceeding $75 million in the aggregate;

(vi) acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof that relates to the Studio Business, in each case, with an aggregate equity value in excess of $375 million;

(vii) engage in any new line of business that is materially different from the Studio Business and that would constitute a material portion of the Studio Business;

(viii) issue, sell, pledge, dispose of, transfer, or grant any Lien (other than a Permitted Lien) on, or authorize the issuance, sale, transfer, pledge or disposition of, or grant of any Lien (other than a Permitted Lien) on, (A) any Equity Interests of StudioCo, Studio HoldCo or any Studio Entity, or any options, warrants, convertible securities or other rights of any kind to acquire any Equity Interest (including any phantom interest), of StudioCo, Studio HoldCo or any Studio Entity or (B) any material assets (other than Intellectual Property, which is the subject of Section 5.01(b)(xiii)) of the Studio Business (taken as a whole) or the Studio Entities and its Subsidiaries (taken as a whole) other than, in each case of (A) and (B), for (1) transactions solely among LG Parent and/or any of its wholly-owned Subsidiaries (and with respect to sales, dispositions or transfers of such Equity Interests or material assets, as applicable, which results in such Equity Interests or material assets, as applicable, being sold, disposed or transferred to a Studio Entity or one of its Subsidiaries), (2) pledges or grants of any Liens in the Ordinary Course, (3) Liens permitted under the LG Credit Agreement or (4) any actions pursuant to monetization programs in the Ordinary Course, and in case of (B) dispositions of obsolete, worthless or de minimis assets;

(ix) declare, set aside, make or pay any dividend or other distribution, payable in cash, shares, property or otherwise, with respect to any of its Equity Interests, other than transactions solely among LG Parent and/or any of its wholly-owned Subsidiaries that remains wholly-owned Subsidiaries after consummation of such transaction;

(x) make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in U.S. GAAP or applicable Law made subsequent to the date hereof, as agreed to by its independent accountants, or in the Ordinary Course;

(xi) other than in the Ordinary Course, as required by applicable Law or in a form substantially consistent with LG Parent’s filings with the SEC, enter into any indemnification agreements with the directors and officers of the Studio Entities or any of their Subsidiaries;

(xii) other than (A) in the Ordinary Course (B) as would not, individually or in the aggregate, reasonably be expected to be material to the Studio Business, taken as a whole, or (C) as otherwise determined to be in the best interests of the Studio Business in the reasonable judgment of LG Parent and its Subsidiaries, (I) amend, or modify or consent to the termination (excluding any expiration in accordance with its terms) of any Material Contract or Studio Material Real Property Lease or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of the applicable Studio Entity’s or its Subsidiary’s material rights thereunder, or (II) enter into any Contract that would have been a Material Contract or Studio Material Real Property Lease had it been entered into prior to the date of this Agreement;

(xiii) other than licenses and other dispositions of assets in the Ordinary Course, or otherwise in exchange (in the reasonable determination of the Seller Entities) for fair value, assign, transfer, convey, license, sublicense, covenant not to assert, grant any Lien (other than a Permitted Lien) on, abandon, allow to lapse (other than at the natural expiration of an asset), fail to renew or maintain, or otherwise dispose of any Studio Owned Intellectual Property that is material to the conduct of the Studio Business, taken as a whole, other than Liens that are permitted under the LG Credit Agreement or any actions pursuant to monetization programs in the Ordinary Course;

(xiv) other than in the Ordinary Course, fail to keep current and in full force and effect, or to comply in all material respects with the requirements of, any Studio Permit that is material to the conduct of the Studio Business taken as a whole;

(xv) waive, release, assign, settle, compromise or otherwise resolve any Action in a manner that would reasonably be expected to be, individually or in the aggregate, material to the Studio Business, taken as a whole, other than waivers, releases, assignments, settlements or compromises that are solely monetary in nature and do not exceed $25 million individually or $100 million in the aggregate; or

(xvi) enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

Nothing herein shall require LG Parent to obtain consent from SEAC to do any of the foregoing if obtaining such consent would violate applicable Law, and nothing contained in this Section 5.01 shall give to SEAC, directly or indirectly, the right to control or direct the ordinary course of business operations of LG Parent or any of its Subsidiaries prior to the Closing Date.

Prior to the Closing Date, each of SEAC and LG Parent shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its respective operations, as required by Law.

Section 5.02 Conduct of Business by SEAC.

(a) Except (1) as required or expressly permitted by any other provision of this Agreement or the other Transaction Documents or as expressly permitted by the Trust Agreement, (2) as set forth in Section 5.02(a) of the SEAC Disclosure Schedule, (3) as required by applicable Law (including as requested (with an obligation to comply) or compelled by any Governmental Authority), or (4) for any actions taken reasonably and in good faith to respond to COVID-19 Measures or Emergency Actions, SEAC agrees that from the date of this Agreement until the earlier of the termination of this Agreement and the StudioCo Amalgamation Effective Time, unless LG Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), the businesses of SEAC and the SEAC Entities shall be conducted in the Ordinary Course; provided, that LG Parent shall be deemed to have consented in writing if it provides no response within five (5) Business Days after LG Parent or an Affiliate thereof has made a request for such consent in writing. By way of amplification and not limitation, except (1) as required or expressly permitted by any other provision of this Agreement or the other Transaction Documents or as expressly permitted by the Trust Agreement, (2) as set forth in Section 5.02(a) of the SEAC Disclosure Schedule, (3) as required by applicable Law (including as may be requested or compelled by any Governmental Authority), or (4) for any actions taken reasonably and in good faith to respond to COVID-19 Measures or Emergency Actions, SEAC shall not, and SEAC shall cause the SEAC Entities not to, between the date of this Agreement and the StudioCo Amalgamation Effective Time or the earlier termination of this Agreement, directly or indirectly, do any of the following without the prior written consent of LG Parent, which consent shall not be unreasonably withheld, delayed or conditioned; provided, that

LG Parent shall be deemed to have consented in writing if it provides no response within five (5) Business Days after LG Parent or an Affiliate thereof has made a request for such consent in writing:

(i) amend, restate, supplement or otherwise change the SEAC Organizational Documents or the SEAC Entities Organizational Documents, other than an amendment to the SEAC Organizational Documents to extend the time SEAC has to close an initial business combination under the SEAC Organization Documents and to implement the Class B Conversion Proposal;

(ii) authorize, recommend, propose or announce an intention to adopt or enter into or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of SEAC or the SEAC Entities, except as required by the SEAC Organizational Documents;

(iii) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its Equity Interests, other than redemptions from the funds in the Trust Account that are required pursuant to the SEAC Organizational Documents;

(iv) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its Equity Interests or any Equity Interests in the SEAC Entities, except for redemptions from the funds in the Trust Account;

(v) form any Subsidiary or acquire any Equity Interest or other interest in any other entity or enter into a joint venture with any other entity;

(vi) issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any Equity Interests or other securities of SEAC or the SEAC Entities, or any options, warrants, convertible securities or other rights of any kind to acquire any Equity Interests or any other ownership interest (including phantom interest), of SEAC or the SEAC Entities, other than issuances of SEAC Class A Ordinary Shares in connection with raising additional PIPE Investments in accordance with the terms and conditions of this Agreement;

(vii) (A) acquire (including by merger, consolidation, or acquisition of stock or substantially all of the assets or any other business combination) any corporation, partnership, other business organization or any division thereof or enter into any strategic joint ventures, partnerships or alliances with any other Person or (B) merge, consolidate, combine or amalgamate with any Person;

(viii) make or commit to make any capital expenditures with respect to the SEAC Entities;

(ix) incur any Indebtedness or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person or Persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of SEAC or the SEAC Entities, as applicable, or enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing, in each case, except a loan from the Sponsor or an Affiliate thereof or certain of SEAC’s officers and directors to finance the SEAC Transaction Expenses or pursuant to the Intercompany Financing Arrangement;

(x) issue, sell, pledge, dispose of, transfer, or grant any Lien on, or authorize the issuance, sale, transfer, pledge or disposition of, or grant of any Lien on any assets of the SEAC Entities other than for (1) transactions solely among SEAC and/or any of its wholly-owned Subsidiaries or (2) dispositions of obsolete, worthless or de minimis assets;

(xi) make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable Law made subsequent to the date hereof, as agreed to by its independent accountants, or in the Ordinary Course;

(xii) other than in the Ordinary Course, (A) amend any material Tax Return, (B) adopt or change any material method of Tax accounting or change any Tax accounting period, (C) make, change, or revoke any material election relating to Taxes (other than the filing of any IRS Form 8832 to make any entity classification election necessary for purposes of the Intended Tax Treatment), (D) settle, compromise, surrender, or otherwise abandon any material Tax audit, assessment, or claim or other proceeding or controversy relating to Taxes, (E) enter into any “closing agreement” within the meaning of Section 7121 of the Code or similar agreement with respect to Taxes, (F) request any Tax ruling from any Taxing Authority, (G) surrender any right to claim a refund of material Taxes or (H) extend or waive (other than automatically granted extensions and waivers) the statute of limitations with respect to a material amount of Taxes;

(xiii) amend the Trust Agreement or any other agreement related to the Trust Account;

(xiv) other than in the Ordinary Course, (A) amend, or modify or consent to the termination (excluding any expiration in accordance with its terms) of any SEAC Material Contract or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of SEAC’s material rights thereunder or (B) enter into any Contract that would have been a SEAC Material Contract had it been entered into prior to the date of this Agreement;

(xv) waive, release, assign, settle or compromise any Action, other than waivers, releases, assignments, settlements or compromises that are solely monetary in nature and do not exceed $100,000 individually or $250,000 in the aggregate;

(xvi) other than in a form substantially consistent with SEAC’s public filings with the SEC, enter into any indemnification agreements with the directors and officers of SEAC or any SEAC Entity;

(xvii) incur or approve any Indebtedness, costs, fees or expenses that would cause SEAC Transaction Expenses to exceed $21 million in the aggregate;

(xviii) distribute or transfer funds or any other assets held or controlled by SEAC or any SEAC Entity outside of the Trust Account to the Sponsor or any of its Affiliates, other than in connection with the payment of SEAC Transaction Expenses; or

(xix) enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

Nothing herein shall require SEAC to obtain consent from LG Parent to do any of the foregoing if obtaining such consent would violate applicable Law, and nothing contained in this Section 5.02 shall give to LG Parent, directly or indirectly, the right to control or direct the ordinary course of business operations of SEAC prior to the Closing Date. Prior to the Closing Date, each of SEAC and LG Parent shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its respective operations, as required by Law.

Section 5.03 Conduct of Business by StudioCo, Studio HoldCo and the SEAC Entities. Between the date hereof and the StudioCo Amalgamation Effective Time or the earlier termination of this Agreement in accordance with its terms, none of StudioCo, Studio HoldCo or the SEAC Entities shall engage in any activities other than the execution of any Transaction Documents to which it is party and the performance of its obligations hereunder and thereunder in furtherance of the Transactions and the other transactions contemplated by the Transaction Documents (and matters ancillary thereto).

Section 5.04 Claims against Trust Account. LG Parent, Studio HoldCo and StudioCo each acknowledges that SEAC is a blank check company with the powers and privileges to effect an initial “Business Combination” (as defined in the SEAC Organizational Documents). LG Parent, Studio HoldCo and StudioCo each further acknowledges that, as described in SEAC’s prospectus for its initial public offering available at www.sec.gov, substantially all of SEAC’s assets consist of the cash proceeds of SEAC’s initial public offering and private placements of its securities occurring substantially simultaneously with such initial public offering, and substantially all of those proceeds have been deposited in the Trust Account. LG Parent, Studio HoldCo and StudioCo each acknowledges that it has been advised by SEAC that cash in the Trust Account may be disbursed only in the circumstances and to the Persons described in SEAC’s prospectus for its initial public offering available at www.sec.gov and in accordance with the Trust Agreement. LG Parent, Studio HoldCo and StudioCo agree that, notwithstanding any other provision contained in this Agreement, LG Parent, Studio HoldCo, StudioCo and each of the Studio Entities and their respective Subsidiaries do not have, and shall not at any time prior to the StudioCo Amalgamation Effective Date have, any claim to, or make any claim against, the funds in the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between LG Parent, Studio HoldCo, StudioCo and/or any of the Studio Entities or their respective Subsidiaries, on the one hand, and SEAC and/or the SEAC Entities on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on Contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 5.04 as the “Claims”). Notwithstanding any other provision contained in this Agreement, each of LG Parent, Studio HoldCo and StudioCo hereby irrevocably waives any right, title, interest or Claim it and its Affiliates (including the Studio Entities and their respective Subsidiaries) may have, now or in the future, in or to any funds or other assets in the Trust Account and will not seek recourse against the Trust Account or any funds distributed therefrom for any reason whatsoever in respect thereof; provided, however, that the foregoing waiver will not limit or prohibit LG Parent, Studio HoldCo and StudioCo from pursuing a claim against SEAC, the SEAC Entities or any other person (a) for legal relief against monies or other assets of SEAC held outside of the Trust Account or for specific performance or other equitable relief in connection with the Transactions (including a claim for SEAC or the SEAC Entities to specifically perform their obligations under this Agreement and cause the disbursement of the balance of the funds in the Trust Account (after giving effect to the Redemption Rights)) or for Fraud or (b) for damages for breach of this Agreement against SEAC, the SEAC Entities or any of their respective successor entities in the event this Agreement is terminated for any reason and SEAC consummates, directly or indirectly, a business combination transaction, whether by way of a purchase of assets or securities or merger, consolidation or otherwise, with another party. In the event that LG Parent, Studio HoldCo, StudioCo or any of their Affiliates commences any Action against or involving the funds in the Trust Account in violation of the foregoing, SEAC shall be entitled to recover from LG Parent, Studio HoldCo, StudioCo and/or the Studio Entities the associated reasonable legal fees and costs in connection with any such Action, in the event SEAC prevails in such Action.

ARTICLE VI

ADDITIONAL AGREEMENTS

Section 6.01 Access to Information; Confidentiality.

(a) From the date of this Agreement until the StudioCo Amalgamation Effective Time or the earlier termination of this Agreement in accordance with its terms, each of LG Parent, SEAC, Studio HoldCo, StudioCo and the SEAC Entities shall (and shall cause their respective Subsidiaries to): (i) provide to the other Party (and the other Party’s officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, “Representatives”) reasonable access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such Party and its Subsidiaries and to the books and records thereof; and (ii) furnish promptly to the other Party such information concerning the business, properties, Contracts, assets, liabilities, personnel and other aspects of such Party and its Subsidiaries as the other Party or its Representatives may reasonably request. Notwithstanding the foregoing, no Party shall be required to provide access to or disclose information that is legally privileged or where the access or disclosure would jeopardize the protection of attorney-client privilege or other legal privilege, contravene any fiduciary duty or binding agreement entered into prior to the date of this Agreement (including any confidentiality agreement to which a Party or any of its Affiliates is a party), or contravene applicable Law (it being agreed that the Parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention).

(b) All information obtained by the Parties pursuant to this Section 6.01 shall be kept confidential in accordance with the Confidentiality Agreement, dated June 9, 2023, by and between LG Parent and SEAC (as supplemented by the Joint Defense, Common Interest, and Confidentiality Agreement, dated as of November 27, 2023) (collectively, the “Confidentiality Agreement”).

(c) Notwithstanding anything in this Agreement to the contrary, each Party (and its respective Representatives) may consult any Tax advisor as is reasonably necessary regarding the Tax treatment and Tax structure of the Transactions and may disclose to such advisor as is reasonably necessary, the Intended Tax Treatment and Tax structure of the Transactions and all materials (including any Tax analysis) that are provided relating to such treatment or structure, in each case in accordance with the Confidentiality Agreement.

Section 6.02 Exclusivity. From the date of this Agreement and ending on the earlier of (a) the StudioCo Amalgamation Effective Time and (b) the termination of this Agreement pursuant to Article VIII, the Parties shall not, and shall cause their respective Subsidiaries and its and their respective Representatives not to, directly or indirectly, (i) enter into, solicit, initiate or continue any discussions or negotiations with, or knowingly encourage or facilitate or respond to any inquiries, indications of interest, offers or proposals by, or participate in any discussions or negotiations with, or provide any information to, or otherwise cooperate in any way with, any Person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, concerning an Alternative Transaction, (ii) enter into any agreement regarding, continue or otherwise participate in any discussions regarding, or furnish to any Person any information with respect to, or afford to any Person access to the businesses, properties, assets, information or personnel in connection with, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Transaction, (iii) commence, continue or renew any due diligence investigation regarding any Alternative Transaction, (iv) grant any waiver, amendment or release under any confidentiality agreement or the anti-takeover laws of any state or province for purposes of facilitating an Alternative Transaction, or (v) resolve or agree to do any of the foregoing; provided, that the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the Transactions shall not be deemed a violation of this Section 6.02. For purposes of this Agreement, an “Alternative Transaction” shall mean (A) with respect to LG Parent, (u) the issuance, sale or transfer to, or investment or acquisition by, any Person, directly or indirectly, in any newly issued or currently outstanding Equity Interest in any Studio Entity or any of its Subsidiaries (except, (1) with respect to any de minimis transfers of Equity Interests of any Studio Entity or (2) with respect to any Subsidiaries of any Studio Entity, as would not be material to the Studio Business, taken as a whole), (v) the sale or transfer of material assets of the Studio Business, taken as a whole (including through a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, asset sale or other similar transaction) to any Person (except for such transactions where such material assets are sold or transferred to a Studio Entity or a Subsidiary of a Studio Entity), (w) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, or other similar transaction, in each case directly involving any Studio Entity and of which the applicable Studio Entity is not the surviving entity or transferee of such assets (except for such transactions solely among LG Parent, the Studio Entities or their Subsidiaries and following which any surviving entity is a Studio Entity or a Subsidiary of a Studio Entity or where the transferee of such assets is a Studio Entity or one of its Subsidiaries), or (z) any initial public offering or direct listing of a Studio Entity or any of its Subsidiaries on any stock exchange, except, in each case of clauses (u) through (z), as expressly permitted by the terms of this Agreement (including as expressly permitted by Section 5.01 and as expressly permitted by the LG Parent Disclosure Schedule); and (B) with respect to SEAC, any direct or indirect acquisition of assets or business of any Person, whether by way of a purchase of assets or securities or merger, consolidation or otherwise, that would constitute an “initial business combination” as defined in SEAC’s prospectus for its initial public offering. Each Party shall, and shall cause its Subsidiaries and its and their respective Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted heretofore with respect to any Alternative Transaction. Notwithstanding anything to the contrary herein but subject to the terms and conditions of Section 9.04, nothing in this Agreement shall restrict or prohibit (a) any issuance, sale or transfer to, or any investment or acquisition by, any Person in any securities of (1) LG Parent, (2) any successor entity to LG Parent, (3) any Subsidiary of LG Parent that is not primarily engaged in the Studio Business or (4) any Subsidiary of LG Parent that holds, directly or indirectly, all or substantially all of the assets of LG Parent, (b) the sale or transfer of all or substantially all of the assets of LG Parent, or any assets of LG Parent that do not constitute the Studio Business, or (c) any merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving LG Parent or any of its Subsidiaries that are not Studio Entities or Subsidiaries of Studio Entities. Each Party also agrees that it shall promptly request each Person (other than the Parties and their respective Representatives) that since January 1, 2022 has executed a confidentiality agreement in connection with its consideration of an Alternative Transaction to return or destroy all confidential information furnished to such Person by or on behalf of it prior to the date hereof (to the extent so permitted under, and in accordance with the terms of, such confidentiality agreement). If a Party or any of its Subsidiaries or any of its or their respective Representatives receives any inquiry or proposal with respect to an Alternative Transaction at any time prior to the earlier of (a) Closing and (b) the termination of this Agreement pursuant to Article VIII, then such Party shall promptly (and in no event later than forty-eight (48) hours after such Party becomes aware of such inquiry or proposal) notify such Person in writing that such Party is subject to an exclusivity agreement with respect to the Transactions that prohibits such Party from considering such inquiry or proposal. Without limiting the foregoing, the Parties agree that any violation of the restrictions set forth in this Section 6.02 by a Party or any of its Subsidiaries or its or their respective Affiliates or Representatives shall be deemed to be a breach of this Section 6.02 by such Party. The Parties further agree, for the avoidance of doubt, that taking any action that is expressly permitted by an exception to Section 5.01(b) (including, for the avoidance of doubt, any exceptions in Section 5.01(b) of the LG Parent Disclosure Schedule and actions that do not require consent under Section 5.01(b)), shall be deemed to not be a breach of this Section 6.02.

Section 6.03 Employee Matters.

(a) If requested by LG Parent in writing, prior to the StudioCo Amalgamation Effective Time, SEAC (or New SEAC as its successor) shall adopt a customary equity incentive plan (and submit for the approval of the SEAC Shareholders, which SEAC and New SEAC shall make its reasonable best efforts to obtain) in a form with customary terms and conditions that are reasonably agreeable to LG Parent and SEAC.

(b) The provisions of this Section 6.03 are solely for the benefit of the Parties to the Agreement, and nothing contained in this Agreement, express or implied, shall confer upon any Current Employee or Continuing Employee or legal representative or beneficiary or dependent thereof, or any other Person, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement, whether as a third-party beneficiary or otherwise, including any right to employment or continued employment for any specified period, or level of compensation or benefits. Nothing contained in this Agreement, express or implied, shall constitute an amendment or modification of any Employee Benefit Plan of LG Parent or shall require LG Parent, SEAC, StudioCo, the SEAC Entities or any of their respective Subsidiaries to establish, adopt or continue any Plan or other employee benefit arrangements, or prevent their amendment, modification or termination.

Section 6.04 Directors’ and Officers’ Indemnification.

(a) Following the Closing, the PubCo Closing Articles (as may be amended, restated or supplemented) will include the same provisions with respect to indemnification, exoneration, exculpation, advancement or expense reimbursement of Persons who, at or prior to the Closing, were directors, managers, officers, employees, fiduciaries or agents of SEAC or any Subsidiary of SEAC (“SEAC Indemnified Persons”) that are set forth in the SEAC Organizational Documents, and such provisions shall not thereafter be amended, repealed or otherwise modified for a period of six (6) years from the Closing in any manner that would affect adversely the rights thereunder of the SEAC Indemnified Persons or Studio Indemnified Persons, as applicable, unless such modification shall be required by applicable Law. For a period of six (6) years from the Closing, PubCo shall defend, indemnify and hold harmless each present and former director, manager, officer, employee, fiduciary or agent of LG Parent or any of its Subsidiaries, SEAC or any of its Subsidiaries, the SEAC Entities, the Studio Entities and StudioCo against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, alleged against such directors, managers, officers, employees, fiduciaries or agents in their capacity as such and arising out of or pertaining to matters existing or occurring at or prior to the Closing, whether asserted or claimed prior to, at or after the Closing, to the fullest permitted under applicable Law (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Pursuant to the Amalgamations, PubCo shall assume the obligations of SEAC under the Administrative Services and Indemnification Agreement, dated January 5, 2022, by and among SEAC, Sponsor and Global Eagle Acquisition LLC (the “Sponsor Indemnification Agreement”).

(b) Prior to or in connection with the Closing, SEAC shall purchase a prepaid “tail” policy (a “SEAC Tail Policy”) with respect to the D&O Insurance covering those persons who are currently covered by SEAC’s D&O Insurance policies (true, correct and complete copies of which have been heretofore made available to LG Parent or its agents or Representatives) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall SEAC pay a premium for such insurance in excess of 300% of the aggregate annual premium attributable to SEAC for coverage of SEAC under such insurance policy or policies for the most recent policy year (the “SEAC Maximum Annual Premium”). If the premium of such insurance coverage exceeds the SEAC Maximum Annual Premium, then SEAC may obtain a six-year “tail” policy or policies with the greatest coverage available for a cost not exceeding the SEAC Maximum Annual Premium from an insurance carrier with the same or better credit rating as SEAC’s current directors’ and officers’ liability insurance carrier. PubCo shall maintain such SEAC Tail Policy in full force and effect for a period of no less than six (6) years after the Closing and continue to honor its obligations thereunder. If any claim is asserted or made within such six-year period, any insurance required to be maintained under this Section 6.04 shall be continued in respect of such claim until the final disposition thereof.

(c) Prior to or in connection with the Closing, LG Parent or StudioCo shall purchase “go-forward” D&O Insurance to cover the Post-Closing Directors and Officers of PubCo. From and after the date of this Agreement, SEAC, StudioCo and LG Parent shall cooperate in good faith with respect to any efforts to obtain the insurance described in this Section 6.04, including providing access to insurance broker presentations, underwriter quotes for such insurance, and draft policies for such insurance.

(d) On the Closing Date, PubCo shall assume all rights and obligations of SEAC, New SEAC, New BC Sub and SEAC Amalco and each of their successors under all indemnification agreements (including the Sponsor Indemnification Agreement) then in effect between SEAC (or New SEAC, New BC Sub or SEAC Amalco or any of their successors) and any Person who is or was a director or officer of SEAC or Sponsor prior to the SEAC Amalgamation Effective Time or New SEAC, New BC Sub or SEAC Amalco prior to the StudioCo Amalgamation Effective Time and that have either been (a) entered into prior to the date hereof and made available to LG Parent prior to the Closing or (b) are entered into after the date hereof in accordance with Section 5.02, which indemnification agreements (including the Sponsor Indemnification Agreement but only with respect to the indemnification, exoneration, exculpation, advancement and expense reimbursement provisions therein) shall continue to be effective following the Closing.

(e) Notwithstanding anything contained in this Agreement to the contrary, this Section 6.04 shall survive the consummation of the Transactions indefinitely and shall be binding, jointly and severally, on PubCo and all successors and assigns of PubCo. In the event that PubCo or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, PubCo shall ensure that proper provision shall be made so that the successors and assigns of PubCo shall succeed to the obligations set forth in this Section 6.04.

(f) The rights of each SEAC Indemnified Person hereunder shall be in addition to, and not in limitation of, any other rights such person may have under the SEAC Organizational Documents, any other indemnification arrangement, any Law or otherwise. The provisions of this Section 6.04 expressly are intended to benefit, and are enforceable by, each of the SEAC Indemnified Persons, each of whom is an intended third-party beneficiary of this Section 6.04.

Section 6.05 Notification of Certain Matters. LG Parent shall give prompt written notice to SEAC, and SEAC shall give prompt written notice to LG Parent, of any event which a Party becomes aware of between the date of this Agreement and the Closing (or the earlier termination of this Agreement in accordance with Article VIII), the occurrence or non-occurrence of which causes or would reasonably be expected to cause any of the conditions set forth in Article VIII to fail. No notice pursuant to this Section 6.05 shall affect any representation or warranty in this Agreement of any Party, or any condition to the obligations of any Party.

Section 6.06 Further Action; Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions of this Agreement, each of the Parties shall use its reasonable best efforts to take, or cause to be taken, appropriate action, and to do, or cause to be done, such things as are necessary, proper or advisable under applicable Laws or otherwise, and each shall cooperate with the other, to consummate and make effective the Transactions, including using its reasonable best efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of, and the expiration or termination of waiting periods by, Governmental Authorities and parties to Contracts with the Studio Entities as set forth in Section 3.05 necessary for the consummation of the Transactions and to fulfill the conditions to the Transactions. In case, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each Party shall use their reasonable best efforts to take all such action. Subject to the terms and conditions of this Agreement, the Parties agree to use their reasonable best efforts (except where a different efforts standard is specifically contemplated by this Agreement, in which case such different standard shall apply) to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Transactions and cause the conditions to the Transactions to be satisfied. In furtherance and not in limitation of the foregoing, each of the Parties shall (and shall cause their respective Subsidiaries and Affiliates to) (i) promptly, but in no event later than fifteen (15) Business Days after the date hereof, to file or cause to be filed any and all required notification and report forms under the HSR Act with respect to the Transactions contemplated by this Agreement, (ii) use all reasonable best efforts to cause the expiration or termination of any applicable waiting periods under the HSR Act, and (iii) supply or cause to be supplied to any Governmental Authority as promptly as practicable any additional information or documentary material that may be requested pursuant to any Law or by such Governmental Authority.

(b) Each of the Parties shall keep each other apprised of the status of matters relating to the Transactions, including promptly notifying the other Parties of any material communication it or any of its Affiliates receives from any Governmental Authority relating to the matters that are the subject of this Agreement and permitting the other Parties to review in advance, and to the extent practicable consult about and consider in good faith the views of the other party in connection with, any proposed communication by such Party to any Governmental Authority in connection with the Transactions. No Party to this Agreement shall agree to participate in any material meeting, or video or telephone conference, with any Governmental Authority in respect of any filings, investigation or other inquiry unless it consults with the other Parties in advance and, to the extent permitted by such Governmental Authority, gives the other Parties the opportunity to attend and participate at such meeting or conference. Subject to the terms of the Confidentiality Agreement, the Parties shall coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other Parties may reasonably request in connection with the foregoing. Subject to the terms of the Confidentiality Agreement, the Parties shall provide each other with copies of all material correspondence, filings (other than each Party’s filing pursuant to the HSR Act) or communications, including any documents, information and data contained therewith, between them or any of their Representatives, on the one hand, and any Governmental Authority, on the other hand, with respect to this Agreement and the Transactions, provided, that such communications may be redacted (x) to remove references concerning the valuation of the businesses of LG Parent and its Subsidiaries, or proposals from third parties with respect thereto, (y) as necessary to comply with contractual agreements and (z) as necessary to address reasonable privilege or confidentiality concerns. The Parties, as they deem advisable and necessary, may designate any competitively sensitive material provided to the other under this Section 6.06(b) as “Outside Counsel Only Material,” and such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed to other Representatives of the recipient unless express written permission is obtained in advance from the source of the materials or its legal counsel. No Party shall take or cause to be taken any action before any Governmental Authority that is inconsistent with or intended to delay its action on requests for a consent or the consummation of the Transactions, including withdrawing its filing under the HSR Act or entering into any timing agreement with any Governmental Authority without the written consent of the other Party.

(c) From and after the date of this Agreement until the earlier of the StudioCo Amalgamation Effective Time or termination of this Agreement in accordance with its terms, the Parties shall each notify the other in writing promptly after learning of any Action, including any shareholder or equityholder demands or other shareholder or equityholder Actions (including derivative claims), relating to this Agreement, any other Transaction Document or any matters relating thereto (collectively, the “Transaction Litigation”) commenced or threatened against, in the case of SEAC, SEAC Entities or any of their Representatives (in their capacity as a Representative of such Person) or, in the case of LG Parent, Studio HoldCo, StudioCo or any Studio Entity or any of its Subsidiaries, or any of their respective Representatives (in their capacity as a Representative of such Person). The Parties shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in (but not, for the avoidance of doubt, control) the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other; provided, that, in no event shall (x) SEAC, the SEAC Entities or any of their Representatives settle or compromise any Transaction Litigation without the prior written consent of LG Parent (not to be unreasonably withheld, conditioned or delayed) or (y) LG Parent, Studio HoldCo, StudioCo or any Studio Entity or any of its Subsidiaries, or any of their respective Representatives settle or compromise any Transaction Litigation without the prior written consent of SEAC (not to be unreasonably withheld, conditioned or delayed).

(d) Nothing in this Section 6.06 obligates any Party or any of its Affiliates to agree to (i) sell, license or otherwise dispose of, or hold separate and agree to sell, license or otherwise dispose of, any entities, assets or facilities of any entity, facility or asset of such Party or any of its Affiliates, (ii) terminate, amend or assign existing relationships and contractual rights or obligations, (iii) amend, assign or terminate existing licenses or other agreements, (iv) enter into new licenses or other agreements, or (v) to litigate or contest any administrative or judicial action or proceeding or any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, challenging the Transaction or this Agreement as violative of any antitrust law, and no Party shall agree to any of the foregoing measures in connection with this Section 6.06, except with the other Parties’ prior written consent. Notwithstanding anything to the contrary but subject to the following proviso, in no event shall LG Parent or any of its Subsidiaries, on the one hand, or SEAC or the SEAC Entities or any of their Affiliates, on the other hand, be obligated to agree to any restrictions on its businesses, divisions, operations, or product lines or bear any material expense or pay any material fee or grant any material concession in connection with obtaining any consents, authorizations or approvals pursuant to the terms of any Contract to which it is a party or otherwise required in connection with the consummation of the Transactions; provided, that, for the avoidance of doubt, the foregoing shall not in any way limit SEAC’s and the SEAC Entities’, or any of their Affiliates’, express obligations set forth in the other provisions of this Agreement regarding bearing any expenses or paying any fees with respect to the SEAC Shareholder Approvals or the approval of the SEAC Warrant Agreement Amendment.

Section 6.07 Public Announcements. The initial press release relating to this Agreement shall be a joint press release the text of which has been agreed to by each of SEAC and LG Parent. Thereafter, between the date of this Agreement and the Closing Date (or the earlier termination of this Agreement in accordance with Article VIII) unless otherwise prohibited by applicable Law or the requirements of Nasdaq or the New York Stock Exchange, as applicable, each Party shall use its reasonable best efforts to consult with each other Party before issuing any press release or otherwise making any public statements (including through social media platforms) with respect to this Agreement and the Transactions, and shall not issue any such press release or make any such public statement (including through social media platforms) without the prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) of SEAC, in the case of LG Parent, Studio HoldCo, StudioCo or the Studio Entities, or LG Parent, in the case of SEAC. Furthermore, nothing contained in this Section 6.07 shall prevent SEAC or LG Parent and/or their respective Affiliates from furnishing customary or other reasonable information concerning the Transactions to their investors and prospective investors that is substantively consistent with public statements previously consented to by the other Party in accordance with this Section 6.07.

Section 6.08 Stock Exchange Listing.

(a) From the date of this Agreement through the StudioCo Amalgamation Effective Time, SEAC shall use reasonable best efforts to ensure that the SEAC Class A Ordinary Shares, the SEAC Public Warrants and the SEAC Units remain listed for trading on Nasdaq. From the date of this Agreement through the StudioCo Amalgamation Effective Time, the Parties shall use reasonable best efforts to have PubCo’s securities approved for listing, subject only to official notice of issuance, on Nasdaq, or another national securities exchange mutually agreed to by the Parties in writing, listed under a symbol chosen by StudioCo, as of the StudioCo Amalgamation Effective Time.

(b) From and after the date hereof until the earlier of the StudioCo Amalgamation Effective Time or termination of this Agreement in accordance with its terms, SEAC shall use reasonable best efforts to keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable securities Laws. All such statements, forms, reports and documents required to be filed or furnished after the date of this Agreement with the SEC pursuant to securities Laws (including any financial statements or schedules included therein) (i) shall be prepared in all material respects in accordance with either the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations promulgated thereunder and (ii) will not, at the time they are filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) SEAC shall consult, in good faith, with LG Parent, and LG Parent shall consult, in good faith, with SEAC, regarding any statements, forms, reports and documents required to be filed or furnished after the date of this Agreement with the SEC pursuant to applicable securities Laws which discuss or refer to this Agreement, the other Transaction Documents or the Transactions.

Section 6.09 Trust Account. Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VII (other than those conditions that by their nature or terms are to be satisfied at the Closing) and provision of notice thereof to the Trustee, (a) at the Closing, SEAC shall (i) cause the documents, certificates and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (ii) make all appropriate arrangements to cause the Trustee to (A) pay as and when due all amounts, if any, payable to the holders of SEAC Class A Ordinary Shares pursuant to the SEAC Redemption and (B) immediately thereafter, pay all remaining amounts then available in the Trust Account as instructed by SEAC in accordance with the Trust Agreement and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

Section 6.10 Tax Matters.

(a) This Agreement and the Plan of Arrangement are intended to constitute, and the Parties hereby adopt this Agreement and the Plan of Arrangement as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

(b) Each of the Parties shall use its reasonable best efforts to cause the Transactions to qualify for the Intended Tax Treatment. Except for actions required by this Agreement or the other Transaction Documents, none of the Parties shall (and none of the Parties shall permit or cause any of their respective Affiliates, Subsidiaries or Representatives to) take or fail to take any action, or become obligated to take or fail to take any action, which action or failure could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment. Each of the Parties shall file all Tax Returns consistent with, and take no position (whether in any audit or examination, on any Tax Return or otherwise) or any other action before or after the Closing, in either case, that is inconsistent with the Intended Tax Treatment, except to the extent otherwise required to do so as a result of a “determination” that is final within the meaning of Section 1313(a) of the Code (or similar or comparable provision of state or local or non-U.S. Law) or a change in applicable Law.

(c) Each of the Parties shall reasonably cooperate in good faith with one another in connection with the issuance to LG Parent, SEAC, New SEAC, SEAC Amalco or PubCo, as applicable, of any opinion of external counsel relating to the Tax consequences of or related to the Transactions (including if the SEC requires an opinion regarding such Tax consequences to be prepared and submitted in connection with the declaration of effectiveness of the Registration Statement/Proxy Statement). In connection with the foregoing, each of LG Parent, SEAC, New SEAC, SEAC Amalco or PubCo, as applicable, shall deliver to the applicable counsel, upon reasonable request therefore, certificates (dated as of the necessary date and signed by an officer of LG Parent, SEAC, New SEAC, SEAC Amalco or PubCo, as applicable) containing such customary representations and warranties as shall be in form and substance reasonably satisfactory to the applicable counsel and reasonably necessary or appropriate to enable such counsel to render any such opinion. Notwithstanding anything herein to the contrary, nothing in this Agreement shall require (i) any counsel to SEAC or its advisors to provide an opinion with respect to any Tax matters affecting LG Parent, any equityholders of LG Parent, Studio HoldCo, StudioCo or any Studio Entity or (ii) any counsel to LG Parent or its advisors to provide an opinion with respect to any Tax matters affecting SEAC or its equityholders, in each case of (i) or (ii), including that the relevant portion of the Transactions qualify for its respective portion of the Intended Tax Treatment. Neither this Section 6.10 nor any other provision in this Agreement shall require or be deemed to require the provision of a Tax opinion by any Party’s counsel or advisors to be an express condition precedent to the Closing.

(d) Each of MergerCo, New BC Sub, StudioCo, Studio HoldCo and SEAC Merger Surviving Company shall file an IRS Form 8832 electing to be classified as a disregarded entity for U.S. federal income tax purposes effective as of the date of its formation (or in the case of SEAC Merger Surviving Company, effective as of the MergerCo Conversion).

Section 6.11 Delivery of Certain Financial Statements. As promptly as practicable following the date of this Agreement, LG Parent shall deliver to SEAC the unaudited combined balance sheet of the Studio Business as of September 30, 2023, and the related unaudited combined statements of operations and cash flows of the Studio Business for the six-month period then ended and ended September 30, 2022 (the “Interim Financial Statements”). As soon as reasonably practicable following the date of this Agreement, but in any event no later than March 8, 2024, LG Parent shall deliver to SEAC (i) the audited consolidated financial statements of eOne as of December 31, 2022 and December 31, 2021, and the related audited consolidated statements of operations and cash flows of eOne for the years then ended, each audited in accordance with the accounting standards of the American Institute of Certified Public Accountants and (ii) the unaudited consolidated balance sheets of eOne as of September 30, 2023 and the related unaudited combined statements of operations and cash flows of eOne for the nine-month period then ended and ended September 30, 2022 (the financial statements referred to in clauses (i) and (ii), the “eOne Financial Statements”). As promptly as practicable following the end of each subsequent or other applicable financial statement quarter end, but in any event no later than 60 days after the end of any such fiscal quarter (or, with respect to the fourth fiscal quarter, no later than 90 days after the end of such fiscal quarter), LG Parent shall deliver to SEAC any other audited or unaudited and reviewed financial statements of the Studio Business, eOne and any other company or other business unit acquired, including by way of the acquisition of an interest in a business that is accounted for under the equity method, by the Studio Entities, as applicable, in each case, that are required by applicable Law to be included in the Registration Statement/Proxy Statement or the Closing Form 8-K (including pro forma financial information) (such financial statements of the Studio Business, together with the Financial Statements and the Interim Financial Statements, the “Updated Financial Statements”); provided, that, upon delivery of such Updated Financial Statements as and when such Updated Financial Statements have been signed or otherwise approved for filing by LG Parent’s independent auditors in connection with the filing of the Registration Statement/Proxy Statement, the representations and warranties set forth in Section 3.07(a) shall be deemed to apply to the Updated Financial Statements with the same force and effect as if made as of the date of this Agreement (provided, that, in the case of any reviewed financial statements provided pursuant to this Section 6.11, such statements are subject to normal year-end adjustments that were not or are not expected to be material in amount or effect). As soon as reasonably practicable and as and when required to be included in the Registration Statement/Proxy Statement, LG Parent shall (i) deliver to SEAC management’s discussion and analysis of financial condition and results of operations of the Studio Business prepared in accordance with Item 303 of Regulation S-K with respect to the periods described in this Section 6.11, as necessary for inclusion in the Registration Statement/Proxy Statement and Closing Form 8-K and (iii) use reasonable best efforts to deliver to SEAC the consents of the auditors of StudioCo, eOne and any other entities described in this Section 6.11, in each case, as necessary for inclusion in the Registration Statement/Proxy Statement.

Section 6.12 Post-Closing Officers and Directors.

(a) The size and composition of the PubCo Board immediately after the Closing shall be determined by LG Parent as soon as reasonably practicable after the date hereof (but in any event prior to the effectiveness of the Registration Statement/Proxy Statement with the SEC) and shall be substantially the same as the size and composition of the LG Parent Board in existence as of the date hereof; provided, that, at such time as Mr. Harry Sloan shall cease to serve as a director of LG Parent, the Sponsor shall be entitled to determine one (1) director to the PubCo Board to replace Mr. Sloan, subject to mutual agreement with LG Parent. At least a majority of the PubCo Board shall qualify as independent directors under the Securities Act and the rules and regulations of Nasdaq. The Plan of Arrangement operates at Law to appoint the Post-Closing Directors at the time of the StudioCo Amalgamation and, subsequent to LG Parent making the determinations required by this Section 6.12, the form of the Plan of Arrangement included as an Exhibit to this Agreement will be amended accordingly.

(b) Subject to applicable rules and regulations of the SEC and Nasdaq regarding independent directors (and taking into account the controlled company exemption, if available), the committees and subcommittees of the PubCo Board and their membership shall be determined by LG Parent; provided, that, each of the directors serving on the PubCo Board’s compensation committee must be “independent” for purposes of complying with rules and regulations of Nasdaq (without taking into account the controlled company exemption, even if available).

(c) The terms of the Plan of Arrangement will specify that the officers and directors of New SEAC immediately prior to the StudioCo Amalgamation will resign effective as of the Closing and be replaced by the Post-Closing Officers and Directors. The Plan of Arrangement operates at Law to appoint the Post-Closing Officers and Directors to PubCo at the time of the StudioCo Amalgamation and, subsequent to LG Parent making the determinations required by this Section 6.12 and informing SEAC of the officers to be appointed to PubCo, the form of the Plan of Arrangement included as an Exhibit to this Agreement will be amended accordingly.

Section 6.13 SEAC Entities Shareholder Approvals. Promptly following the execution of this Agreement, and in any event no later than one (1) Business Day after the date hereof, SEAC or New SEAC, as applicable, shall deliver the SEAC Entities Shareholder Approval as the sole shareholder of the applicable SEAC Entities.

Section 6.14 StudioCo Shareholder Approvals. Promptly following the execution of this Agreement, and in any event no later than one (1) Business Day after the date hereof, LG Parent or StudioCo HoldCo, as applicable, shall deliver the StudioCo shareholder approvals as the sole shareholder of StudioCo (the “StudioCo Shareholder Approvals”).

Section 6.15 Transferred Information.

(a) Each Disclosing Party shall ensure that any Transferred Information with respect to which it is responsible for disclosing to a Recipient is necessary for the purposes of determining if the Parties shall proceed with the Transactions, and if the determination is made to proceed with such Transactions, to complete them.

(b) Prior to the completion of the Transactions, each of the Parties covenants and agrees to: (i) use and disclose the Transferred Information solely for the purpose of reviewing and completing the Transactions, including for the purpose of determining whether to complete such Transactions; (ii) protect the Transferred Information by making reasonable security arrangements against such risks as unauthorized access, collection, use, disclosure, copying, modification, disposal or destruction; provided, however, that such arrangements include, at a minimum, safeguards that are appropriate to the sensitivity of the Transferred Information; and (iii) if the Transactions do not proceed, return the Transferred Information to the Disclosing Party or destroy it, at the Disclosing Party’s election, within a reasonable time.

(c) After the completion of the Transactions, the Recipient agrees to: (i) use and disclose the Transferred Information under its control only for those purposes for which the Transferred Information was initially collected, permitted to be used or disclosed, unless: (A) the Disclosing Party or Recipient has first notified the individual about whom the Transferred Information related of any additional purpose, and where required by applicable Law, obtained the consent of such individual to such additional purpose, or (B) such use or disclosure is permitted or authorized by applicable Law, without notice to, or consent from, such individual; (ii) protect the Transferred Information under its control by making reasonable security arrangements against such risks as unauthorized access, collection, use, disclosure, copying, modification, disposal or destruction; provided, however, that such arrangements include, at a minimum, safeguards that are appropriate to the sensitivity of such Transferred Information; and (iii) give effect to any withdrawal of consent made by an individual to whom the Transferred Information under its control relates.

(d) Where required by applicable Law, LG Parent further agrees to promptly notify the individuals about whom the Transferred Information relates that Transactions have taken place and that their Transferred Information has been disclosed.

Section 6.16 Pre-Closing Restructuring. Prior to the consummation of the SEAC Pre-Arrangement Steps, LG Parent, Studio HoldCo, StudioCo and the other applicable Subsidiaries of LG Parent (if any) shall enter into a separation agreement and related ancillary agreements (the “Separation Agreement”) and pursuant thereto shall consummate the transactions as described therein, in such form and with such changes as are determined by LG Parent, Studio HoldCo and StudioCo to be reasonably necessary or appropriate to effect the separation of the Studio Business from the Starz Business (with SEAC having a reasonable opportunity to comment, which comments LG Parent, Studio HoldCo and StudioCo shall take into account in good faith); provided, that solely to the extent such terms or changes are or would reasonably be expected to (i) adversely affect the Intended Tax Treatment or (ii) be material and adverse to the Studio Business, StudioCo, any of the Studio Entities, SEAC, any shareholder of SEAC or any shareholder of PubCo (other than LG Parent), SEAC’s prior written consent shall be required (such consent not to be unreasonably withheld, conditioned or delayed) (such actions taken pursuant to the Separation Agreement and in accordance with this Section 6.16, the “Pre-Closing Restructuring”). LG Parent, Studio HoldCo and StudioCo shall keep SEAC reasonably informed regarding the status of the Pre-Closing Restructuring and shall provide to SEAC copies of any material, definitive written documentation set forth in, or contemplated by, the Separation Agreement reasonably in advance of the entering into of such material, definitive written documentation and shall consider in good faith any reasonable comments thereon provided by

SEAC or its Representatives that relate to the Intended Tax Treatment or matters that are material and adverse to the Studio Business, StudioCo, any of the Studio Entities, SEAC, any shareholder of SEAC or any shareholder of PubCo (other than LG Parent). Upon SEAC’s request, LG Parent, Studio HoldCo and StudioCo shall as soon as reasonably practicable deliver to SEAC executed copies of any such material, definitive written documentation entered into by LG Parent, Studio HoldCo, StudioCo or the other applicable Subsidiaries of LG Parent (if any).

Section 6.17 PIPE Investment. From the date of this Agreement until the earlier of the termination of this Agreement and the Arrangement Effective Time, SEAC shall use its reasonable best efforts, and LG Parent and StudioCo shall fully cooperate with it in such efforts (a) to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements (including maintaining in effect such Subscription Agreements) and (b) to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to PubCo in such Subscription Agreements and otherwise comply with its obligations thereunder and (ii) in the event that all conditions in such Subscription Agreements (other than conditions that are waived by PubCo or those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate the transactions contemplated by such Subscription Agreements at or prior to Closing. Without limiting the generality of the foregoing, SEAC and, if applicable, LG Parent shall give the other Parties prompt written notice: (A) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would give rise to any breach or default) by any party to any Subscription Agreement known to it; (B) of the receipt of any written notice or other written communication from any party to any Subscription Agreement with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Subscription Agreement or any provisions of any Subscription Agreement; and (C) if such Party does not expect New SEAC (or its successor) to receive all or any portion of the PIPE Investment Amount on the terms, in the manner or from the PIPE Investors contemplated by the Subscription Agreements. The Parties agree that from the date of this Agreement until the earlier of the termination of this Agreement and the Closing, New SEAC may execute Discounted Non-Redemption Agreements or additional Subscription Agreements with equity investors as mutually agreed to by LG Parent and SEAC (each acting in its sole discretion).

Section 6.18 Non-Redemption Agreements. Prior to the Closing, SEAC may enter into Non-Redemption Agreements with the Non-Redemption Shareholders, true and correct copies of which will be provided to LG Parent on the date of execution thereof, pursuant to which, and on the terms and subject to the conditions of which, such Non-Redemption Shareholders have agreed, in connection with the transactions contemplated hereby, to redeem or transfer the Non-Redemption Shares; provided, that, SEAC shall not enter into any Non-Redemption Agreement that would cause the number of shares eligible to be Non-Redemption Shares to exceed an amount equal to the Maximum Trust Proceeds divided by the Closing Share Price (the “Maximum Non-Redemption Agreement Shares”) without LG Parent’s prior written consent (in its sole discretion). From the date of this Agreement until the earlier of the termination of this Agreement and the SEAC Merger Effective Time, SEAC shall use its reasonable best efforts, and LG Parent and StudioCo shall fully cooperate with it in such efforts (a) to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Non-Redemption Agreements and the Discounted Non-Redemption Agreements (including maintaining in effect such Non-Redemption Agreements or Discounted Non-Redemption Agreements, as applicable) and (b) to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to SEAC in such Non-Redemption Agreements and Discounted Non-Redemption Agreements and otherwise comply with its obligations thereunder and (ii) in the event that all conditions in such Non-Redemption Agreement and Discounted Non-Redemption Agreements (other than conditions that are waived by New SEAC or those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate the transactions contemplated by such Non-Redemption Agreement and Discounted Non-Redemption Agreements at or prior to Closing. Without limiting the generality of the foregoing, SEAC and, if applicable, LG Parent shall give the other Parties prompt written notice: (A) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would give rise to any breach or default) by any party to any Non-Redemption Agreement or Discounted Non-Redemption Agreement known to it and (B) of the receipt of any written notice or other written communication from any party to any Non-Redemption

Agreement or Discounted Non-Redemption Agreement with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Non-Redemption Agreement or Discounted Non-Redemption Agreement or any provisions of any Non-Redemption Agreement or Discounted Non-Redemption Agreement. For the avoidance of doubt, no SEAC Ordinary Shares purchased, acquired, received or held by a PIPE Investor shall be Non-Redemption Agreement Shares or Discounted Non-Redemption Agreement Shares.

Section 6.19 Certain Indebtedness.

(a) On or prior to the Closing, SEAC and PubCo shall, or shall cause their respective Subsidiaries to, as applicable, enter into definitive documentation for intercompany Indebtedness by and among LG Parent and any LG Parent Subsidiaries, on the one hand, and StudioCo and any of its Subsidiaries, on the other hand, on terms and conditions materially consistent with Section 6.19(a) of the LG Parent Disclosure Schedule and other such terms as reasonably determined by LG Parent (with SEAC having a reasonable opportunity to comment, which comments LG Parent shall take into account in good faith) (the “Intercompany Financing Arrangement”); and

(b) It being understood and agreed that the Subsidiaries of LG Parent that guarantee or grant liens to support the LG Credit Agreement or notes issued under the LG Indenture, as applicable, prior to the Arrangement Effective Time shall continue to do so upon and immediately following the Arrangement Effective Time and together with PubCo and its Subsidiaries, execute and deliver any pledge and security documents, supplemental indentures, definitive financing documents, or other certificates or similar documents to (x) provide or assume the guarantee of the obligations under, (y) pledge or reaffirm the pledge of collateral to the applicable agent under and (z) grant or reaffirm the grant of security interests in respect of the LG Credit Agreement or LG Indenture, as applicable, to the extent and within the time periods required thereby; provided, that the effectiveness of any such documents or actions with respect to SEAC or the SEAC Entities shall only become effective upon the occurrence of the Closing.

Section 6.20 No SEAC Ordinary Shares Transaction. From and after the date of this Agreement until the Closing, except as otherwise expressly contemplated by this Agreement, LG Parent, Studio HoldCo and StudioCo shall not, and shall cause their Subsidiaries not to, engage in any transactions involving the securities of SEAC (or its successors) without the prior written consent of SEAC (or its relevant successor) if LG Parent, Studio HoldCo, StudioCo or any of their Subsidiaries possesses material nonpublic information of SEAC (or its relevant successor).

Section 6.21 No LG Common Shares Transactions. From and after the date of this Agreement until the Closing, except as otherwise expressly contemplated by this Agreement, the SEAC Entities shall not, and shall cause their Affiliates not to, engage in any transactions involving the securities of LG Parent or any of its Subsidiaries (or their respective successors) without the prior written consent of LG Parent if any SEAC Entity or its Affiliate possesses material nonpublic information of LG Parent (or its relevant successor) or such Subsidiary.

Section 6.22 Warrant Support Agreements. From the date of this Agreement until the earlier of the termination of this Agreement and the Arrangement Effective Time, each of LG Parent, Studio HoldCo and StudioCo shall use its reasonable best efforts to take, or to cause to be taken, all actions required, necessary or that it otherwise deems to be proper or advisable to consummate the transactions contemplated by the Warrant Support Agreements on the terms described therein, including using its reasonable best efforts to enforce its rights and the provisions under the Warrant Support Agreements.

Section 6.23 Shared Services/Overhead Sharing Agreement. Prior to the consummation of the SEAC Pre-Arrangement Steps, LG Parent and StudioCo (or such other Affiliates of LG Parent, as applicable) shall enter into a shared services and overhead sharing agreement to take effect at the Arrangement Effective Time, the form and substance of which agreement shall be reasonably satisfactory to SEAC, acting in good faith, and which agreement shall facilitate the allocation to PubCo of all corporate general and administrative expenses (including all stock-based compensation) of LG Parent, except for an amount of $10 million to be allocated annually to, and, if applicable, reimbursed to PubCo by, LG Parent or one of its Subsidiaries (such agreement, the “Shared Services/Overhead Sharing Agreement”).

ARTICLE VII

CONDITIONS TO THE TRANSACTIONS

Section 7.01 Conditions to the Obligations of Each Party. The obligations of LG Parent, SEAC, Studio HoldCo, StudioCo and each of the SEAC Entities to consummate the Transactions are subject to the satisfaction or waiver (where permissible) of the following conditions at or prior to the consummation of the SEAC Pre-Arrangement Steps (or, with respect to the condition in Section 7.01(d), at or prior to Arrangement Effective Time):

(a) SEAC Shareholder Approvals. The SEAC Shareholder Approvals shall have been obtained.

(b) Final Order. The Final Order shall have been granted in form and substance satisfactory to the Parties, acting reasonably, and the Final Order shall not have been set aside or modified in a manner unacceptable to the Parties, acting reasonably, on appeal or otherwise.

(c) Regulatory Approval. Any waiting period (and any extensions thereof) under the HSR Act shall have expired or been earlier terminated.

(d) No Order. No Governmental Authority having competent jurisdiction over the Parties with respect to the Transactions shall have (i) enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award that is in effect or (ii) issued or granted any order or injunction (whether temporary, preliminary, or permanent) that is in effect and is final and non-appealable, and, in each case, which has the effect of making the Transactions illegal or otherwise restraining, enjoining, or prohibiting consummation of the Transactions.

(e) Stock Exchange Listing. The PubCo Common Shares to be issued in connection with the Transactions shall have been accepted for listing on Nasdaq, or another national securities exchange mutually agreed to by the Parties in writing, as of the Closing Date, subject to notice of issuance.

(f) Registration Statement/Proxy Statement. The Registration Statement/Proxy Statement shall have been declared effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement/Proxy Statement shall be in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement/Proxy Statement shall have been initiated or be threatened in writing by the SEC.

(g) PIPE Investment. The Subscription Agreements shall not have been terminated, all closing conditions to the PIPE Investment shall have been satisfied or waived and the PIPE Investment Amount shall have been received (or deemed received (including upon the initiation by the applicable PIPE Investor of a cash wire transfer to the account specified in the Closing Notice (as defined in the PIPE Subscription Agreement))) by SEAC or NewCo (or their applicable successor) in accordance with the Subscription Agreements in each case as of the Arrangement Effective Time.

(h) Interim Order. That the required approvals for the Arrangement Resolution as set forth in the Interim Order shall not have been modified or repealed.

Section 7.02 Conditions to the Obligations of SEAC and the SEAC Entities. The obligations of SEAC and the SEAC Entities to consummate the Transactions are subject to the satisfaction or waiver (where permissible)

at or prior to the consummation of the SEAC Pre-Arrangement Steps or the Arrangement Effective Time, as applicable, of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of LG Parent contained in (x) the first sentence of each of Section 3.01(a) and (b), Section 3.02(a), Section 3.03(b), Section 3.04, Section 3.08 and Section 3.20 shall each be true and correct (without giving effect to any “materiality,” “Studio Material Adverse Effect” or similar qualifiers contained in any such representations and warranties, other than in 1)a)iii)) in all material respects as of the date hereof and at the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (without giving effect to the eOne Acquisition and except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.01 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct (without giving effect to any “materiality,” “Studio Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) in all material respects as of such specified date), (y) Sections 3.03(a) and 3.03(c) shall each be true and correct in all respects except for de minimis inaccuracies as of the date hereof and the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (without giving effect to the eOne Acquisition and except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.01 of this Agreement and except to the extent such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date) and (z) the other provisions of Article III shall be true and correct in all respects (without giving effect to any “materiality,” “Studio Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date (without giving effect to the eOne Acquisition and except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.01 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (without giving effect to any “materiality,” “Studio Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of such earlier date), except in the case of this clause (z) where the failures of any such representations and warranties to be so true and correct in all respects (without giving effect to any “materiality,” “Studio Material Adverse Effect” or similar qualifiers contained in any such representations and warranties), individually or in the aggregate, would not reasonably be expected to have a Studio Material Adverse Effect.

(b) Agreements and Covenants.

(i) LG Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the consummation of the SEAC Pre-Arrangement Steps or the Arrangement Effective Time, as applicable; provided, that, for the purposes of this Section 7.02(b)(i), a covenant of LG Parent shall only be deemed to have not been performed if LG Parent has materially breached such covenant and failed to cure within 30 days after written notice of such breach has been delivered to LG Parent (or if earlier, the Outside Date).

(ii) StudioCo shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the consummation of the SEAC Pre-Arrangement Steps or the Arrangement Effective Time, as applicable; provided, that, for purposes of this Section 7.02(b)(ii), a covenant of StudioCo shall only be deemed to have not been performed if StudioCo has materially breached such covenant and failed to cure within 30 days after written notice of such breach has been delivered to StudioCo (or if earlier, the Outside Date).

(iii) Studio HoldCo shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the consummation of the SEAC Pre-Arrangement Steps; provided, that, for purposes of this Section 7.02(b)(ii), a covenant of Studio HoldCo shall only be deemed to have not been performed if Studio HoldCo has materially breached such covenant and failed to cure within 30 days after written notice of such breach has been delivered to Studio HoldCo (or if earlier, the Outside Date).

(iv) LG Parent, Studio HoldCo or StudioCo, as applicable, shall have delivered to SEAC executed counterparts of each Transaction Document to which LG Parent, Studio HoldCo or StudioCo is a party.

(c) Officer Certificate. LG Parent shall have delivered to SEAC a certificate, dated the Closing Date, signed by an officer of LG Parent, certifying (on LG Parent’s, Studio HoldCo’s and StudioCo’s behalf and without personal liability) as to the satisfaction of the conditions specified in Section 7.02(a), Section 7.02(b) and Section 7.02(d).

(d) No Studio Material Adverse Effect. No Studio Material Adverse Effect shall have occurred between the date of this Agreement and the consummation of the SEAC Pre-Arrangement Steps that is continuing.

(e) Pre-Closing Restructuring. The Pre-Closing Restructuring shall have occurred prior to the consummation of the SEAC Pre-Arrangement Steps in all material respects in accordance with Section 6.16.

(f) eOne Closing. The closing of the eOne Acquisition shall have occurred prior to the consummation of the SEAC Pre-Arrangement Steps in accordance with the terms and conditions of the eOne EPA (subject to any waivers issued in accordance therewith).

Section 7.03 Conditions to the Obligations of LG Parent, Studio HoldCo and StudioCo. The obligations of LG Parent, Studio HoldCo and StudioCo to consummate the Arrangement are subject to the satisfaction or waiver (where permissible) at or prior to the consummation of the SEAC Pre-Arrangement Steps or the Arrangement Effective Time, as applicable, of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of SEAC contained in (x) Section 4.01, Section 4.02, Section 4.03(d), Section 4.04, Section 4.08(b)(i), Section 4.10 and Section 4.11 shall each be true and correct (without giving effect to any “materiality,” “material adverse effect” or similar qualifiers contained in any such representations and warranties) in all material respects as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.02 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), (y) Section 4.03(a), Section 4.03(b), Section 4.03(c), Section 4.08(a) and Section 4.08(b)(ii) shall each be true and correct in all respects except for de minimis inaccuracies as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.02 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date) and (z) the other provisions of Article IV shall be true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties) as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties) as of such earlier date), except in the case of this clause (z) where the failures of any such representations and warranties to be so true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties), individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of SEAC or the SEAC Entities to consummate the Transactions.

(b) Agreements and Covenants.

(i) SEAC shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the consummation of the SEAC Pre-Arrangement Steps or the Arrangement Effective Time, as applicable; provided, that for the purposes of this Section 7.03(b)(i), a covenant of SEAC shall only be deemed to have not been performed if SEAC has materially breached such covenant and failed to cure within 30 days after written notice of such breach has been delivered to SEAC (or if earlier, the Outside Date).

(ii) Each of the SEAC Entities shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the consummation of the SEAC Pre-Arrangement Steps or the Arrangement Effective Time, as applicable; provided, that for purposes of this Section 7.03(b)(ii), a covenant of any of the SEAC Entities shall only be deemed to have not been performed if such SEAC Entity has materially breached such covenant and failed to cure within 30 days after written notice of such breach has been delivered to SEAC (or if earlier, the Outside Date).

(iii) The SEAC Pre-Arrangement Steps shall have been completed in all material respects (provided, that the SEAC Public Warrant Exchange shall not be deemed completed in all material respects if any SEAC Public Warrants remain issued or outstanding and the Sponsor Repurchase shall not be deemed completed in all material respects if any SEAC Class B Ordinary Shares above 2,010,000 remain issued or outstanding) in accordance with this Agreement and the other Transaction Documents prior to the Arrangement Effective Time; provided, that for the avoidance of doubt, for purposes of this Section 7.03(b)(iii), a delay in receiving a certificate, instrument or other document from a Governmental Authority (including the Registrar or the Registrar of Companies in the Cayman Islands) shall not be deemed to be a failure of this closing condition.

(iv) Each of SEAC and the SEAC Entities, as applicable, shall have delivered to LG Parent executed counterparts of each Transaction Document to which SEAC or any of the SEAC Entities is a party.

(c) Officer Certificate. SEAC shall have delivered to LG Parent a certificate, dated the Closing Date, signed by an officer of SEAC, certifying (on SEAC’s behalf and without personal liability) as to the satisfaction of the conditions specified in Section 7.03(a), Section 7.03(b), and Section 7.03(e) through Section 7.03(f).

(d) Director and Officer Resignations. The officers and directors of SEAC Amalco immediately prior to the StudioCo Amalgamation shall have delivered irrevocable resignations effective as of or prior to the StudioCo Amalgamation Effective Time.

(e) Aggregate Transaction Proceeds. The Aggregate Transaction Proceeds (for the avoidance of doubt, before payment of Transaction Expenses or any amounts payable pursuant to the SEAC Public Warrant Exchange) shall be equal to $350,000,000 or a greater amount as approved by each of SEAC and LG Parent, with at least $175,000,000 of which being held in the Trust Account (such $175,000,000 requirement to be reduced dollar for dollar for any additional PIPE Investment Amount received (or deemed received (including upon the initiation by the applicable PIPE Investor of a cash wire transfer to the account specified in the Closing Notice (as defined in the PIPE Subscription Agreement)) pursuant to any additional Subscription Agreements entered into from the date of this Agreement and the Closing in accordance with Section 6.17) (such $175,000,000 amount, as adjusted pursuant to the immediately preceding parenthetical, or such greater amount as approved by each of SEAC and LG Parent (in each of their sole discretion) the “Maximum Trust Proceeds”); provided, that, for purposes of this Section 7.03(e), any Discounted Non-Redemption Proceeds shall be counted towards the Aggregate Closing Financing Proceeds as opposed to amounts being held in the Trust Account.

(f) SEAC Warrant Agreement Amendment. Subject to LG Parent’s, Studio HoldCo’s and StudioCo’s compliance in all material respects with the covenant set forth in Section 6.22, the SEAC Warrant Agreement Amendment shall not have been terminated.

(g) Sponsor Support Agreement. The Sponsor shall have complied in all material respects with its covenants and agreements required to be performed or complied with by it under the Sponsor Support Agreement at or prior to the Arrangement Effective Time and the Sponsor Support Agreement shall not have been terminated.

Section 7.04 Waiver of Closing Conditions. Upon the occurrence of the Closing, any condition set forth in this Article VII that was not satisfied as of the Closing shall be deemed to have been waived as of and from the Closing.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.01 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the consummation of the SEAC Pre-Arrangement Steps (or, in the case of clause (a) or (c) below, at any time prior to the Arrangement Effective Time), notwithstanding any requisite approval and adoption of this Agreement and the Transactions by the shareholders of SEAC, as follows:

(a) by mutual written consent of SEAC and LG Parent;

(b) by either SEAC or LG Parent if the Arrangement Effective Time has not occurred prior to June 15, 2024 (the “Outside Date”); provided, that, (x) if on June 15, 2024 the conditions set forth in Section 7.01(c) shall not have been fulfilled, then SEAC or LG Parent may, by written notice to the other, extend the Outside Date from such date to July 31, 2024, which shall then be the Outside Date for all purposes under this Agreement; provided, however, that this Agreement may not be terminated under this Section 8.01(b) by or on behalf of any Party that either directly or indirectly through its Affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article VII on or prior to the Outside Date;

(c) by either SEAC or LG Parent if any Governmental Authority having competent jurisdiction over the Parties with respect to the Transactions shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; except that, for greater certainty, this termination right shall not apply as a result of the refusal (for any reason or no reason) of the Court to issue a Final Order in respect of the Plan of Arrangement;

(d) by either SEAC or LG Parent if the SEAC Shareholder Approvals are not obtained at the SEAC Shareholders Meeting (subject to any adjournment or postponement thereof in accordance with the terms and conditions herein), except that the right to terminate this Agreement under this Section 8.01(d) shall not be available to any Party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure to receive the SEAC Shareholder Approvals;

(e) by SEAC upon a breach of any representation, warranty, covenant or agreement on the part of LG Parent, Studio HoldCo or StudioCo set forth in this Agreement, or if any representation or warranty of LG Parent, Studio HoldCo or StudioCo shall have become untrue, in either case such that the conditions set forth in Sections 7.01 and 7.02 would not be satisfied (“Terminating LG Breach”); provided, that SEAC has not waived such Terminating LG Breach and SEAC or the SEAC Entities is not then in material breach of their representations, warranties, covenants or agreements in this Agreement; provided, further, that, if such Terminating LG Breach is curable by LG Parent, Studio HoldCo or StudioCo, SEAC may not terminate this Agreement under this Section 8.01(e) for so long as LG Parent, Studio HoldCo or StudioCo continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by SEAC to LG Parent and the Outside Date;

(f) by LG Parent upon a breach of any representation, warranty, covenant or agreement on the part of SEAC or the SEAC Entities set forth in this Agreement, or if any representation or warranty of SEAC or the SEAC Entities shall have become untrue, in either case such that the conditions set forth in Sections 7.01 and 7.03 would not be satisfied (“Terminating SEAC Breach”); provided, that LG Parent has not waived such Terminating SEAC Breach and LG Parent, Studio HoldCo and StudioCo are not then in material breach of their representations, warranties, covenants or agreements in this Agreement; provided, however, that, if such Terminating SEAC Breach is curable by SEAC or the SEAC Entities, LG Parent may not terminate this Agreement under this Section 8.01(f) for so long as SEAC or the SEAC Entities continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by LG Parent to SEAC and the Outside Date; and

(g) by LG Parent, at any time prior to SEAC’s receipt of the SEAC Shareholder Approvals, if SEAC or the SEAC Board effects a Change in Recommendation.

Section 8.02 Notice of Termination; Effect of Termination. Any termination of this Agreement in accordance with Section 8.01 will be effective immediately upon the delivery of a written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any Party, except (i) in the case of a Willful Breach of this Agreement by a Party occurring prior to such termination or (ii) in the case of Fraud, except that the provisions of (a) this Section 8.02, (b) Article IX (other than Section 9.10), (c) Section 5.04, and (d) the last sentence of Section 6.01(b), and any other Section or Article of this Agreement which are required to survive in order to give appropriate effect to this Section 8.02, Article IX (other than Section 9.10), Section 5.04 and the last sentence of Section 6.01(b) (e.g., definitions), shall survive any termination of this Agreement.

ARTICLE IX

GENERAL PROVISIONS

Section 9.01 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.01):

if to SEAC:

Screaming Eagle Acquisition Corp.

21600 W Oxnard St.

Woodland Hills, CA 91367

Attn: Gerry Hribal

Email: roconnor@eaglesinvest.com

with a copy to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Attention:	Joel Rubinstein

Jonathan Rochwarger

Morton Pierce

Neeta Sahadev

Email:	joel.rubinstein@whitecase.com

jonathan.rochwarger@whitecase.com

morton.pierce@whitecase.com

neeta.sahadev@whitecase.com

if to LG Parent, Studio HoldCo or StudioCo:

c/o Lions Gate Entertainment Corp.

2700 Colorado Avenue

Santa Monica, California 90404

Attention:	Bruce Tobey

Adrian Kuzycz
Email:	btobey@lionsgate.com

akuzycz@lionsgate.com

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:	David E. Shapiro
Helen A. Diagama
Email:	DEShapiro@wlrk.com
HADiagama@wlrk.com

Section 9.02 Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing and all such representations, warranties, covenants, obligations or other agreements shall terminate and expire upon the occurrence of the Closing (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing and (b) this Article IX and any corresponding definitions set forth in Article I.

Section 9.03 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, in whole or in part, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 9.04 Entire Agreement; Assignment. This Agreement and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede, except as set forth in Section 6.03(b), all prior and contemporaneous agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof, except for the Confidentiality Agreement. No Party shall assign, grant or otherwise transfer the benefit of the whole or any part of this Agreement or any of the rights hereunder (whether pursuant to a merger, by operation of Law or otherwise) to any Person (other than another Party by operation of Law pursuant to the Amalgamations) without the prior express written consent of the other Parties, and any such assignment, grant or transfer, or attempted assignment, grant or transfer, in violation of this Section 9.04 shall be null and void ab initio; provided, that, LG Parent may assign this Agreement without such consent in connection with a transaction that is expressly permitted under Section 6.02 subject to the last three sentences of this Section 9.04. Without any prejudice to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties, and their respective permitted successors and assigns. No assignment (whether pursuant to a merger, by operation of Law, change of control or otherwise) will relieve the assigning Party of any of its obligations hereunder. For the avoidance of doubt, any transaction or occurrence in respect of LG Parent which results, directly or indirectly, in a change of control of LG Parent (including through the sale of all or substantially all of the assets of LG Parent) will not relieve LG Parent or any of its Subsidiaries, or any of their successors and permitted assigns, of any of their obligations under any of the Transaction Documents.

Section 9.05 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than as expressly set forth herein, including in Section 2.10, Section 6.04, Section 6.05, Section 6.06, Section 6.10, Section 6.13 and Section 9.11 (which is intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons).

Section 9.06 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to Contracts executed in and to be performed in that State, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware, except to the extent mandatorily governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, including the provisions relating to the Arrangement and the Plan of Arrangement (except that the Companies Act shall also apply to the SEAC Pre-Arrangement Steps). All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Court of Chancery of the State of Delaware; provided, that, if jurisdiction is not then available in a Court of Chancery of the State of Delaware, then any such Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The Parties hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any Party and (b) agree not to commence any Action relating thereto except in the courts described above in the State of Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in the State of Delaware as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in the State of Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 9.07 Waiver of Jury Trial. Each of the Parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each of the Parties (a) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.07.

Section 9.08 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.09 Counterparts. This Agreement may be executed and delivered (including executed manually or electronically via DocuSign or other similar services and delivered by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 9.10 Specific Performance.

(a) The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the Parties’ obligation to consummate the Transactions) without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at Law or in equity as expressly permitted in this Agreement. Each of the Parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

(b) Notwithstanding anything to the contrary in this Agreement, if prior to the Outside Date any Party initiates an Action to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, then the Outside Date shall be automatically extended by: (A) the amount of time during which such Action is pending plus twenty (20) Business Days or (B) such other time period established by the court presiding over such Action.

Section 9.11 No Recourse. All claims, obligations, liabilities, or causes of action (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the other Transaction Documents, or the negotiation, execution, or performance or non-performance of this Agreement or the other Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement or the other Transaction Documents), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties to this Agreement or the applicable Transaction Document (the “Contracting Parties”) except as set forth in this Section 9.11. In no event shall any Contracting Party have any shared or vicarious liability for the actions or omissions of any other Person. No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, financing source, attorney or Representative or assignee of any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, financing source, attorney or Representative or assignee of any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any obligations or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the other Transaction Documents or for any claim based on, in respect of, or by reason of this Agreement or the other Transaction Documents or their negotiation, execution, performance, or breach, except with respect to Willful Breach or Fraud against the Person who committed such Willful Breach or Fraud, and, to the maximum extent permitted by applicable Law; and each party waives and releases all such liabilities, claims, causes of action and obligations against any such Nonparty Affiliates. The Parties acknowledge and agree that the Nonparty Affiliates are intended third-party beneficiaries of this Section 9.11. Notwithstanding anything to the contrary herein, none of the Contracting Parties or any Nonparty Affiliate shall be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary or punitive damages which may be alleged as a result of this Agreement, the Transaction Documents or any other agreement referenced herein or therein or the transactions contemplated hereunder or thereunder, or the termination or abandonment of any of the foregoing, except with respect to Willful Breach or Fraud against the Person who committed such Willful Breach or Fraud, and, to the maximum extent permitted by applicable Law.

Section 9.12 Schedules and Exhibits. The Disclosure Schedules and Exhibits referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Disclosure Schedules and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a party in the Disclosure Schedules with reference to any section or schedule of this Agreement shall be deemed to be a disclosure with respect to all other sections or schedules to which such disclosure may apply solely to the extent the relevance of such disclosure is reasonably apparent on the face of the disclosure in such Disclosure Schedule. Certain information set forth in the Disclosure Schedules is included solely for informational purposes.

Section 9.13 Expenses. Except as expressly set forth in this Agreement, including this Section 9.13, all expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses. Notwithstanding the foregoing, each Party shall only be obligated to pay fifty percent (50%) of all fees for filing under applicable securities Laws (including, for the avoidance of doubt, any filing fees in connection with the filing of the Registration Statement/Proxy Statement) and under the HSR Act. At Closing, subject to the preceding sentence, all Transaction Expenses shall be paid and/or reimbursed, by wire transfer of immediately available funds, from Aggregate Transaction Proceeds concurrently with the Closing.

Section 9.14 Amendment. Subject to the Interim Order, the Final Order and applicable Law, this Agreement and the Plan of Arrangement may be amended in writing by the Parties at any time prior to the Arrangement Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the Parties.

Section 9.15 Waiver. At any time prior to the Arrangement Effective Time, (a) SEAC may (i) extend the time for the performance of any obligation or other act of LG Parent, Studio HoldCo or StudioCo, (ii) waive any inaccuracy in the representations and warranties of LG Parent, Studio HoldCo or StudioCo contained herein or in any document delivered by LG Parent, Studio HoldCo or StudioCo pursuant hereto or (iii) waive compliance with any agreement of LG Parent, Studio HoldCo or StudioCo or any condition to its own obligations contained herein and (b) LG Parent may (i) extend the time for the performance of any obligation or other act of SEAC or the SEAC Entities, (ii) waive any inaccuracy in the representations and warranties of SEAC or the SEAC Entities contained herein or in any document delivered by SEAC or the SEAC Entities pursuant hereto and (iii) waive compliance with any agreement of SEAC or the SEAC Entities or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. Neither the waiver by any of the Parties of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that each Party may otherwise have at Law or in equity.

Section 9.16 Conflicts and Privilege.

(a) Each of the Parties, on its own behalf and on behalf of its Affiliates from time to time, hereby agree that, in the event that a dispute with respect to this Agreement or the Transactions arises after the Closing between or among (x) the Sponsor, the stockholders or holders of other Equity Interests of SEAC or the Sponsor and/or any of their respective directors, members, partners, officers, employees or Affiliates (collectively, the “SEAC Group”), on the one hand, and (y) LG Parent, PubCo or any Studio Entities, on the other hand, any legal counsel, including White & Case LLP (“White & Case”), that represented SEAC and/or the Sponsor prior to the Closing may represent the Sponsor and/or any other member of the SEAC Group in such dispute even though the interests of such Persons may be directly adverse to LG Parent, PubCo or the Studio Entities, and even though such counsel may have represented the SEAC Group and/or PubCo in a matter substantially related to such dispute, or may be handling ongoing matters for PubCo, the Studio Entities and/or the Sponsor. SEAC and LG Parent, on behalf of their respective successors and assigns (including, after the Closing, PubCo), and in the case of LG Parent, the Studio Entities, further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any other Transaction Documents or the transactions contemplated hereby or thereby) between or among SEAC, the Sponsor and/or any other member of the SEAC Group, on the one hand, and White & Case, on the other hand, the attorney-client privilege and the expectation of client confidence shall survive the Transactions and belong to the SEAC Group after the Closing, and shall not pass to or be claimed or controlled by PubCo, LG Parent or the Studio Entities. Notwithstanding the foregoing, any privileged communications or information shared by LG Parent prior to the Closing with SEAC or the Sponsor under a common interest agreement shall remain the privileged communications or information of LG Parent.

(b) SEAC and LG Parent, on behalf of their respective successors and assigns (including, after the Closing, PubCo), and in the case of LG Parent, the Studio Entities, hereby agree that, in the event a dispute with respect to this Agreement or the transactions contemplated hereby arises after the Closing between or among (x) the stockholders or holders of other Equity Interests of the Studio Entities and/or any of their respective directors, members, partners, officers, employees or Affiliates (collectively, the “LG Group”), on the one hand, and (y) any member of the SEAC Group, on the other hand, any legal counsel, including Wachtell, Lipton, Rosen & Katz (“Wachtell”) and Dentons Canada LLP (“Dentons”) that represented LG Parent prior to the Closing may represent any member of the LG Group in such dispute even though the interests of such Persons may be directly adverse to the SEAC Group, and even though such counsel may have represented SEAC and/or the Studio Entities in a matter substantially related to such dispute, or may be handling ongoing matters for the Studio Entities, and further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any other Transaction Documents or the transactions contemplated hereby or thereby) between or among any member of the LG Group, on the one hand, and Wachtell or Dentons, on the other hand, the attorney-client privilege and the expectation of client confidence shall survive the Transactions and belong to LG Parent after the Closing, and shall not pass to or be claimed or controlled by the PubCo. Notwithstanding the foregoing, any privileged communications or information shared by SEAC prior to the Closing with LG Parent under a common interest agreement shall remain the privileged communications or information of SEAC.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

SCREAMING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: Chief Executive Officer and Director

SEAC II CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

SEAC MERGERCO

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

1455941 B.C. Unlimited Liability Company

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer

LG SIRIUS HOLDINGS ULC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President

LG ORION HOLDINGS ULC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President

EXHIBIT A Form of Subscription Agreement

[Filed Separately]

EXHIBIT B Form of PubCo Closing Articles

(see Annex C to this proxy statement/prospectus)

EXHIBIT C Form of Lock-Up Agreement

[Filed Separately]

EXHIBIT D Form of Registration Rights Agreement

[Filed Separately]

EXHIBIT E Form of Plan of Arrangement

(see Annex B to this proxy statement/prospectus)

EXHIBIT F Form of Sponsor Option Agreement

[Filed Separately]

EXHIBIT G Form of Repurchase Agreement

Screaming Eagle Acquisition Corp.

(the “Company”)

Share Repurchase Agreement

Date: _____________________ 2024

The Company and Eagle Equity Partners V, LLC (the “Shareholder”) hereby agree that, on the date of this Agreement, the Company shall purchase [number] of Class B ordinary shares of a par value of US$0.0001 each in the capital of the Company which are held by the Shareholder for consideration of (A) $1.00 and (B) the entry by the Shareholder into a Sponsor Option Agreement between the Company and the Shareholder on or about the date of this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the Cayman Islands.

For and on behalf of

Screaming Eagle Acquisition Corp.

By:

Name:

Title:

For and on behalf of

Eagle Equity Partners V, LLC

By:

Name:

Title:

SCHEDULE A LG Parent Knowledge Persons

[Omitted]

SCHEDULE B SEAC Knowledge Persons

[Omitted]

SCHEDULE C Studio Entities

[Omitted]

SCHEDULE D Lock-Up Shareholders

[Omitted]

SCHEDULE E Subsidiaries

[Omitted]

Annex A-2

EXECUTION VERSION

AMENDMENT NO. 1 TO THE BUSINESS COMBINATION AGREEMENT, dated as of April 11, 2024 (“Amendment No. 1”), by and among Screaming Eagle Acquisition Corp., a Cayman Islands exempted company, SEAC II Corp., a Cayman Islands exempted company, SEAC MergerCo, a Cayman Islands exempted company, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company, Lions Gate Entertainment Corp., a British Columbia corporation, LG Sirius Holdings ULC, a British Columbia unlimited liability company and LG Orion Holdings ULC, a British Columbia unlimited liability company (collectively, the “Parties”). Capitalized terms not defined herein shall have the meaning given to them in the Business Combination Agreement (as defined below).

WHEREAS, the Parties entered into that certain Business Combination Agreement dated as of December 22, 2023 (the “Business Combination Agreement”);

WHEREAS, Section 9.14 of the Business Combination Agreement provides that the Business Combination Agreement may not be amended except by an instrument in writing signed by each of the Parties; and

WHEREAS, the Parties desire to amend certain provisions of the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1.	Amendments to the Business Combination Agreement.

a.	The fifth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, contemporaneously with the execution of this Agreement or otherwise prior to the Closing, certain investors (the “PIPE Investors”) have entered into subscription agreements in substantially the form and on the terms attached hereto as Exhibit A (collectively, the “Subscription Agreements”), pursuant to which, as of April 11, 2024, such investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase, immediately following the StudioCo Amalgamation, PubCo Common Shares for an aggregate cash amount of $225,000,000 (such aggregate cash amount, the “PIPE Investment Amount,” and such transactions, the “PIPE Investment”);

b.	The ninth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, prior to the Closing, subject to the terms and conditions of this Agreement, SEAC and certain SEAC Shareholders who are not PIPE Investors or Discounted Non-Redemption Investors (the “Non-Redemption Shareholders”) may enter into one or more non-redemption agreements in the form reasonably acceptable to SEAC and LG Parent (the “Non-Redemption Agreements”), pursuant to which, among other things, such Non-Redemption Shareholders will agree not to redeem or transfer all or a portion of their respective SEAC Class A Ordinary Shares (such shares subject to the Non-Redemption Agreements and that are not redeemed or transferred by the applicable Non-Redemption Shareholder prior to the SEAC Merger Effective Time, the “Non-Redemption Agreement Shares”);

c.	The twelfth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately prior to the Class B Conversion and subject

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to the terms and conditions of this Agreement, (i) each then issued and outstanding SEAC Class B Ordinary Share (and each then issued and outstanding SEAC Class A Ordinary Share that was formerly a SEAC Class B Ordinary Share, if any (the “Former SEAC Founder Shares”)) held by the Sponsor, or any of its Affiliates or permitted transferees under the Sponsor Support Agreement, in excess of 1,800,000 SEAC Class B Ordinary Shares (such 1,800,000 number calculated by including Former SEAC Founder Shares (if any)), and excluding, for the avoidance of doubt, 210,000 SEAC Class B Ordinary Shares currently held by the Sponsor that it expects to transfer to SEAC’s independent directors and certain SEAC officers and advisors prior to the Closing, shall be repurchased by SEAC for an aggregate price consisting of (A) $1.00 and (B) the SEAC Sponsor Options (the “Sponsor Repurchase”) pursuant to a repurchase agreement substantially in the form attached hereto as Exhibit G; and (ii) the Sponsor shall receive the SEAC Sponsor Options, and SEAC and Sponsor shall enter into the Sponsor Option Agreement, in each case upon and subject to the other terms and conditions set forth in this Agreement and in accordance with the provisions of applicable Law;

d.	The thirteenth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Sponsor Repurchase and prior to the SEAC Merger and subject to the terms and conditions of this Agreement, 2,010,000 of the SEAC Class B Ordinary Shares (such 2,010,000 number calculated by including Former SEAC Founder Shares (if any)) then issued and outstanding shall automatically convert, on a one-for-one basis, into a SEAC Class A Ordinary Share, pursuant to the SEAC Articles, and any SEAC Class B Ordinary Shares and Former SEAC Founder Shares that collectively exceed 2,010,000 and that remain (if any) shall be surrendered and canceled for no consideration pursuant to a surrender letter (the “Class B Conversion”);

e.	The fifteenth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, subject to the terms and conditions of this Agreement, (i) in connection with the SEAC Merger, each then issued and outstanding Class A ordinary share in the authorized share capital of SEAC (the “SEAC Class A Ordinary Shares”) (including those resulting from the Unit Separation and the Class B Conversion) shall be exchanged for one (1) Class A ordinary share in the authorized share capital of New SEAC (the “New SEAC Class A Ordinary Shares”), (ii) as of the SEAC Merger Effective Time, the memorandum and articles of association of New SEAC will be the memorandum and articles of association in the form reasonably acceptable to SEAC and LG Parent (the “New SEAC Articles”), (iii) as of the SEAC Merger Effective Time, the officers and directors of SEAC shall become the officers and directors of New SEAC, in each case upon and subject to the other terms and conditions set forth in this Agreement and in accordance with the provisions of applicable Law, and (iv) as of the SEAC Merger Effective Time, each SEAC Sponsor Option that is issued and outstanding immediately prior to the SEAC Merger Effective Time will convert automatically, on a one-for-one basis, into an option to purchase New SEAC Class A Ordinary Shares (the “New SEAC (Cayman) Sponsor Option”);

f.

Section 1.01 of the Business Combination Agreement is hereby amended by deleting the definitions of “Discounted Non-Redemption Proceeds”, “Maximum Remaining Trust Capacity”, “Unredeemed Cash in Trust” and “Unredeemed Shares”, and amending and restating the definitions of “Deferred Underwriting Fees” and “SEAC Shareholder Consideration” in its entirety as follows:

“Deferred Underwriting Fees” means (A) the lower of (i) 3.5% multiplied by the Minimum Trust Proceeds and (ii) the amount of deferred underwriting fees held in the Trust Account and payable to the underwriters of SEAC’s initial public offering upon consummation of the Transactions in

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accordance with the terms of the Underwriting Agreement, dated as of January 5, 2022, by and between SEAC and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives for the underwriters named therein, or (B) as otherwise agreed between SEAC, on the one hand, and Citigroup Global Markets Inc. or Goldman Sachs & Co. LLC, respectively, on the other hand, with LG Parent’s prior written consent for any such agreements entered into after April 11, 2024.

“SEAC Shareholder Consideration” means the aggregate PubCo Common Shares to be issued in exchange for SEAC Amalco Common Shares pursuant to the StudioCo Amalgamation and in accordance with the Plan of Arrangement (which PubCo Common Shares, for the avoidance of doubt, will include the SEAC Merger Consideration as converted into or exchanged for PubCo Common Shares in accordance with the terms of this Agreement).

g.	Section 2.08(g)(ii) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(ii) On the terms and subject to the conditions set forth in this Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Sponsor Repurchase and prior to the SEAC Merger, pursuant to the SEAC Organizational Documents and without any action on the part of any Party or any other Person, 2,010,000 SEAC Class B Ordinary Shares (other than the SEAC Class B Ordinary Shares cancelled and extinguished pursuant to Section 2.08(g)(i), and such 2,010,000 number calculated by including Former SEAC Founder Shares (if any)) shall each automatically convert into one (1) SEAC Class A Ordinary Share, and any SEAC Class B Ordinary Shares and Former SEAC Founder Shares that collectively exceed 2,010,000 and that remain (if any) shall be cancelled and extinguished in accordance with the SEAC Organizational Documents in the Class B Conversion.

h.	Section 2.08(h)(viii) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(viii) At the SEAC Merger Effective Time, by virtue of the SEAC Merger and without any action on the part of any Party or any other Person:

(1)

each SEAC Class A Ordinary Share issued and outstanding immediately prior to the SEAC Merger Effective Time (including those resulting from the Unit Separation, the Class B Conversion and the New Issuances) shall be automatically cancelled and extinguished and converted into the right to receive one New SEAC Class A Ordinary Share (collectively, the “SEAC Merger Consideration”); and

(2)

each SEAC Ordinary Share held immediately prior to the SEAC Merger Effective Time by SEAC as a treasury share shall be automatically cancelled and extinguished, and no consideration shall be paid with respect thereto.

i.	Section 2.08(h)(ix) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(ix) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document:

(1)

the Parties acknowledge and agree that the number of PubCo Common Shares to be issued to Studio HoldCo in the LG Parent Issuance shall (A) equal or exceed eighty-two and one half of a percent (82.5%) of the number of PubCo Common Shares issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors), (B) possess at least eighty-two and one half of a percent (82.5%) of the total combined voting power of all classes of stock entitled to vote (including securities

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treated as voting stock for U.S. federal income tax purposes) of PubCo issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors) and (C) equal or exceed eighty-two and one half of a percent (82.5%) of the total number of shares of all other capital stock (if applicable, of each class of stock) (including any securities treated as stock for U.S. federal income tax purposes) of PubCo issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors or Discounted Non-Redemption Investors) (clauses (A), (B) and (C), the “LG Parent Minimum Requirement”).

j.	Section 2.09(a) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(a) Prior to the SEAC Merger Effective Time, StudioCo shall appoint Continental Stock Transfer & Trust Company (or such other exchange and paying agent reasonably acceptable to SEAC) (the “Exchange Agent”), for the purpose of delivering to each SEAC Shareholder his, her or its portion of the SEAC Shareholder Consideration in respect of his, her or its SEAC Class A Ordinary Shares and SEAC Amalco Common Shares, as applicable. Upon the StudioCo Amalgamation Effective Time, PubCo shall issue the number of shares of PubCo Common Shares (as uncertificated shares pursuant to the BC Act) issuable in connection with the SEAC Shareholder Consideration (such shares, collectively, the “Exchange Fund”).

k.	Section 2.09(d) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(d) All securities issued upon the exchange of any SEAC Ordinary Shares in the SEAC Merger or the Domestications and the terms hereof shall be deemed to have been issued and paid, as applicable, in full satisfaction of all rights pertaining to such SEAC Ordinary Shares.

l.	Section 2.09(f) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(f) Any portion of the Exchange Fund that remains undistributed to SEAC Shareholders with respect to the SEAC Shareholder Consideration for twelve (12) months after the StudioCo Amalgamation Effective Time shall be delivered to PubCo, to be held for the benefit of the SEAC Shareholders, and any SEAC Shareholders who have not theretofore complied with this Section 2.09 shall thereafter look only to PubCo for the SEAC Shareholder Consideration. Any portion of the Exchange Fund with respect to the SEAC Shareholder Consideration remaining undistributed to SEAC Shareholders, as may be applicable, as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable Law, become the property of PubCo free and clear of any claims or interest of any Person previously entitled thereto.

m.	Section 2.09(g) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(g) None of the Exchange Agent, PubCo, SEAC, LG Parent, StudioCo, Studio HoldCo or any of their respective Affiliates shall be liable to any SEAC Shareholder for any SEAC Class A Ordinary Share that is subsequently deemed to be cancelled in connection with the Transactions (or dividends or distributions with respect thereto) or is otherwise delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 2.09.

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n.	The following sentence is hereby added to Section 4.12 of the Business Combination Agreement as the second sentence of such section:

As of April 11, 2024, SEAC has a total of approximately $184,377,982 in the Trust Account.

o.	The final proviso of Section 5.02(a) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

provided, that LG Parent shall be deemed to have consented in writing if it provides no response within five (5) Business Days after SEAC has made a request for such consent in writing:

p.	Section 5.02(a)(i) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(i) amend, restate, supplement or otherwise change the SEAC Organizational Documents or the SEAC Entities Organizational Documents;

q.	Section 5.02(a)(iii) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(iii) (1) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its Equity Interests, other than redemptions from the funds in the Trust Account that are required pursuant to the SEAC Organizational Documents or (2) consent to, approve or otherwise facilitate any reversal or withdrawal of a redemption from the Trust Account that would cause the Aggregate Transaction Proceeds to exceed $409,500,000;

r.	Section 7.03(a) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

The representations and warranties of SEAC contained in (x) Section 4.01, Section 4.02, Section 4.03(d), Section 4.04, Section 4.08(b)(i), Section 4.10 and Section 4.11 shall each be true and correct (without giving effect to any “materiality,” “material adverse effect” or similar qualifiers contained in any such representations and warranties) in all material respects as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.02 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), (y) Section 4.03(a), Section 4.03(b), Section 4.03(c), Section 4.08(a), Section 4.08(b)(ii) and Section 4.12 (solely with respect to the second sentence) shall each be true and correct in all respects except for de minimis inaccuracies as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.02 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date (or later date with respect to the second sentence in Section 4.12), in which case such representation and warranty shall be true and correct as of such specified date) and (z) the other provisions of Article IV shall be true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties) as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties) as of such earlier date), except in the case of this clause (z) where the failures of any such representations and warranties to be so true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties), individually or in the aggregate, would not

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reasonably be expected to have a material adverse effect on the ability of SEAC or the SEAC Entities to consummate the Transactions.

s.	Section 7.03(e) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(e) Aggregate Transaction Proceeds. The Aggregate Transaction Proceeds (for the avoidance of doubt, before payment of Transaction Expenses or any amounts payable pursuant to the SEAC Public Warrant Exchange) shall be equal to an amount no less than $350,000,000 and no greater than $409,500,000, or a greater amount as approved by each of SEAC and LG Parent, with at least $125,000,000 of which being held in the Trust Account (such $125,000,000 requirement to be reduced dollar for dollar for any additional PIPE Investment Amount received (or deemed received (including upon the initiation by the applicable PIPE Investor of a cash wire transfer to the account specified in the Closing Notice (as defined in the PIPE Subscription Agreement)) pursuant to any additional Subscription Agreements entered into from April 11, 2024 and the Closing in accordance with Section 6.17) (such $125,000,000 amount, as adjusted pursuant to the immediately preceding parenthetical, or such greater amount as approved by each of SEAC and LG Parent (in each of their sole discretion) the “Minimum Trust Proceeds”).

t.	All references to “Maximum Trust Proceeds” in the Business Combination Agreement is hereby replaced with “Minimum Trust Proceeds.”

u.

As previously agreed among the Parties, each of Exhibit B and Exhibit E to the Business Combination Agreement is hereby amended and restated in its entirety as set forth in Annex A and Annex B attached hereto, respectively.

2.

Effect on Business Combination Agreement. Amendment No. 1 shall amend and supersede the Business Combination Agreement and the other Transaction Documents to the extent of the terms hereof. The Business Combination Agreement and the other Transaction Documents, except as amended and superseded hereby, are and shall remain in full force and effect. In the event of a conflict of the terms of Amendment No. 1, on the one hand, and the Business Combination Agreement and the other Transaction Documents, on the other hand, the terms of Amendment No. 1 shall control. From and after the date hereof, each reference in the Business Combination Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Business Combination Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Business Combination Agreement, as modified by Amendment No. 1; provided, that, for the avoidance of doubt, references to “the date of this Agreement” shall be deemed to refer to December 22, 2023 unless otherwise expressly stated.

3.

Entire Agreement. This Amendment No. 1, together with the Business Combination Agreement and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede, except as set forth in Section 6.03(b) of the Business Combination Agreement, all prior and contemporaneous agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof, except for the Confidentiality Agreement.

4.

Counterparts; Facsimile Signatures. Amendment No. 1 may be executed by facsimile or other electronic means in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature Page Follows]

A2-6

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

SCREAMING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: Chief Executive Officer and Director

SEAC II CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

SEAC MERGERCO

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

1455941 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

[Signature Page to Amendment No. 1 to the BCA]

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer

LG SIRIUS HOLDINGS ULC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President

LG ORION HOLDINGS ULC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President

[Signature Page to Amendment No. 1 to the BCA]

Annex A

2

Annex B

3

Annex B

EXHIBIT E Form of Plan of Arrangement

PLAN OF ARRANGEMENT

UNDER PART 9 DIVISION 5

OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

1.1.1

Capitalized term used in this Plan of Arrangement and not defined in this Section 1.1.1 have the meaning given in the Business Combination Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement have the following meanings:

“Affected Person” has the meaning ascribed thereto in Section 6.1.1.

“Arrangement” means the arrangement proposed by New BC Sub under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Business Combination Agreement and the provisions of this Plan of Arrangement or made at the direction of the Court in the Interim Order or Final Order with the prior written consent of SEAC and LG Parent, such consent not to be unreasonably withheld, conditioned or delayed.

“Arrangement Effective Time” means the time on the Closing Date at which the Form 14 for the MergerCo Amalgamation is filed with the Registrar, or such other time on the Closing Date as LG Parent and New SEAC agree to in writing, provided that under no circumstances shall the Arrangement Effective Time occur until after the completion of the SEAC Pre-Arrangement Steps.

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“Broker” has the meaning ascribed thereto in Section 6.1.2(a).

“Business Combination Agreement” means the business combination agreement dated as of December 22, 2023 by and among SEAC, New SEAC, MergerCo, New BC Sub, LG Parent, Studio Holdco, and StudioCo, together with the Exhibits and Schedules attached to it.

“Depositary” means such Person, if any, as SEAC and LG Parent may select to be appointed to act as depositary for the PubCo Common Shares in relation to the Arrangement.

“MergerCo Amalgamation” means the amalgamation of New SEAC and MergerCo Amalco in accordance with Section 3.1.2(a).

“MergerCo Amalco Class A Common Shares” means the Class A Common shares without par value in the capital of MergerCo Amalco.

“MergerCo Amalco Shareholders” means the registered or beneficial holders of MergerCo Amalco Class A Common Shares, as the context requires.

“New BC Sub” means 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company.

“New SEAC”, means SEAC II Corp., which, prior to the New SEAC Domestication, shall be a Cayman Islands exempted company, and, following the New SEAC Domestication, shall be a British Columbia company.

“Parties” means New SEAC, New BC Sub, SEAC Merger Surviving Company, MergerCo Amalco (upon and following the MergerCo Amalgamation), SEAC Amalco (upon and following the SEAC Amalgamation), StudioCo, and PubCo (upon and following the StudioCo Amalgamation) and “Party” means any of them, as the context requires.

“Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations hereto made in accordance with section 9.14 of the Business Combination Agreement and Section 5.1 hereto or made at the direction of the Court in the Final Order with the prior written consent of LG Parent and SEAC, each acting reasonably.

“PubCo” has the meaning ascribed thereto in Section 3.1.2(c).

“PubCo Common Shares” means the common shares without par value in the capital of PubCo.

“PubCo Shareholders” means the registered or beneficial holders of PubCo Common Shares, as the context requires.

“SEAC Amalco” has the meaning ascribed thereto in Section 3.1.2(a).

“SEAC Amalco Class A Common Shares” means the Class A Common shares without par value in the capital of SEAC Amalco.

“SEAC Amalco Shareholders” means the registered or beneficial holders of SEAC Amalco Class A Common Shares, as the context requires.

“SEAC Amalgamation” means the amalgamation of New SEAC and MergerCo Amalco in accordance with Section 3.1.2(b).

“SEAC Merger Surviving Company” means MergerCo, as the entity surviving the SEAC Merger as a direct wholly owned Subsidiary of New SEAC.

“SEAC Shareholder” means, at the time the respective shares are issued and outstanding under applicable Law, each of (i) prior to the SEAC Merger, the registered holders of SEAC Class A Ordinary Shares (including through the SEAC Units) and SEAC Class B Ordinary Shares, (ii) following the SEAC Merger, the registered holders of New SEAC Class A Ordinary Shares, and (iii) following the Domestication, the registered holders of New SEAC Class A Common Shares.

“StudioCo” means LG Orion Holdings ULC, a British Columbia unlimited liability company.

“StudioCo Amalgamation” means the amalgamation of StudioCo and SEAC Amalco in accordance with Section 3.1.2(c).

“StudioCo Common Shares” means the common shares without par value in the capital of StudioCo.

“Studio Holdco” means LG Sirius Holdings ULC, a British Columbia unlimited liability company.

“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder, each as amended .

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

“Withholding Obligation” has the meaning ascribed thereto in Section 6.1.1.

1.2	Interpretation Not Affected by Headings

The headings contained in this Plan of Arrangement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or Subsection hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3	Date for any Action

Whenever this Plan of Arrangement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and when counting days, the date of commencement will not be included as a full day for purposes of computing any applicable time periods (except as otherwise may be required under any applicable Law). If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

1.4	Number and Gender

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders and neuter.

1.5	References to Persons and Statutes

A reference to a Person includes any successor to that Person. Any reference to a statute or to a rule of a self-regulatory organization, including any stock exchange, refers to such statute or rule, and all rules and regulations, administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

1.6	Currency

Unless otherwise stated in this Plan of Arrangement, all references herein to “dollars” or “$” are references to Canadian dollars and all references herein to “U.S. dollars” or “US$” are references to United States dollars.

1.7	Time References

Time shall be of the essence in every matter or action contemplated hereunder. References to time are references to local time in Vancouver, British Columbia.

1.8	Including

The word “including” means “including, without limiting the generality of the foregoing”.

ARTICLE 2

BUSINESS COMBINATION AGREEMENT; EFFECTIVENESS

2.1	Effectiveness

2.1.1

This Plan of Arrangement is made pursuant to and subject to the provisions of the Business Combination Agreement, except in respect of the order and sequence of the steps comprising the Arrangement, which shall occur in the order and sequence set forth in Section 3.1.2. This Plan of Arrangement constitutes an arrangement as referred to in Part 9, Division 5 of the BCBCA for SEAC.

2.1.2

This Plan of Arrangement will become effective as at the Arrangement Effective Time and will be binding (without any further authorization, act or formality on the part of the Court, the Registrar or any other Person) from and after the Arrangement Effective Time on: New SEAC, New BC Sub, SEAC Merger Surviving Company, MergerCo Amalco (upon and following the MergerCo Amalgamation), SEAC Amalco (upon and following the SEAC Amalgamation), StudioCo, PubCo (upon and following the StudioCo Amalgamation), the New SEAC Shareholders, the SEAC Amalco Shareholders, the PubCo Shareholders, Studio Holdco and any Depositary.

2.1.3

The transfers, exchanges, issuances, cancellations, amalgamations, dissolutions and other transactions provided for in Section 3.1.2 shall occur, and shall be deemed to occur, at the time and in the order and sequence specified in Section 3.1.2, notwithstanding that certain of the procedures related thereto may not be completed until after such time.

ARTICLE 3

THE ARRANGEMENT

3.1	Arrangement

3.1.1	The SEAC Pre-Arrangement Steps will occur prior to, and the completion of the SEAC Pre-Arrangement Steps will be conditions precedent to, the implementation of the Arrangement.

3.1.2

Commencing at the Arrangement Effective Time, unless otherwise specifically provided in this Section 3.1.2, the following transactions and events in subsections 3.1.2(a), 3.1.2(b) and 3.1.2(c) will occur and will be deemed to occur (without any further authorization, act or formality on the part of the Court, the Registrar or any other Person) sequentially as set out below without any further authorization, act or formality, in each case effective as at, and occurring within, 30 minute intervals following the immediately preceding transaction or event:

Amalgamation of SEAC Merger Surviving Company and New BC Sub – the MergerCo Amalgamation

(a)

At the Arrangement Effective Time, SEAC Merger Surviving Company and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one company (“MergerCo Amalco”) with the same effect as if they had amalgamated under Section 273 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the MergerCo Amalgamation is intended to qualify as an amalgamation for the purposes of subsections 87(1) and 87(11) of the Tax Act), including:

(i)

at the time of the MergerCo Amalgamation, SEAC Merger Surviving Company and New BC Sub continue as one company, and the legal existence of SEAC Merger Surviving Company will not be extinguished and SEAC Merger Surviving Company will survive the MergerCo Amalgamation and continue as MergerCo Amalco, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to MergerCo Amalco and, all property, rights, and interests of SEAC Merger Surviving Company shall become the property, rights, and interests of MergerCo Amalco;

(ii)

New BC Sub will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of New BC Sub shall become the property, the property, rights, and interests of MergerCo Amalco;

(iii)

each of the Class A common shares in the capital of SEAC Merger Surviving Company outstanding immediately prior to the MergerCo Amalgamation will remain outstanding as MergerCo Amalco Class A Common Shares;

(iv)

each common share in the capital of New BC Sub outstanding immediately prior to the MergerCo Amalgamation will be, and will be deemed to be, cancelled without any repayment of capital in respect of those shares;

(v)	the name of MergerCo Amalco will be “SEAC Merger Surviving Company ULC”

(vi)

MergerCo Amalco will have, as its notice of articles and articles, the notice of articles and articles of SEAC Merger Surviving Company, and MergerCo Amalco will be authorized to issue an unlimited number of Class A Common Shares without par value;

(vii)	the first directors of MergerCo Amalco following the MergerCo Amalgamation will be the SEAC Merger Surviving Company directors;

(viii)

the MergerCo Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either of SEAC Merger Surviving Company or New BC Sub to MergerCo Amalco;

(ix)	MergerCo Amalco will be liable for all of the liabilities and obligations of SEAC Merger Surviving Company and New BC Sub;

(x)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xi)

a legal proceeding being prosecuted or pending by or against either of SEAC Merger Surviving Company or New BC Sub may be prosecuted or its prosecution may be continued, as the case may be, by or against Merger Amalco;

(xii)	a conviction against, or ruling, order or judgment in favour of or against either of SEAC Merger Surviving Company and New BC Sub may be enforced by or against MergerCo Amalco; and,

(xiii)	the capital of MergerCo Amalco will be equal to the capital of SEAC Merger Surviving Company immediately prior to the MergerCo Amalgamation.

Amalgamation of MergerCo Amalco and New SEAC—the SEAC Amalgamation

(b)

30 minutes after the MergerCo Amalgamation, the capital of MergerCo Amalco will be reduced to one dollar ($1.00) without any distribution thereon and then MergerCo Amalco and New SEAC will amalgamate (the “SEAC Amalgamation”) to form one company (“SEAC Amalco”) with the same effect as if they had amalgamated under Section 273 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the SEAC Amalgamation intends to qualify as an amalgamation for the purposes of subsections 87(1) and 87(11) of the Tax Act), including:

(i)

at the time of the SEAC Amalgamation, MergerCo Amalco and New SEAC continue as one company, and the legal existence of New SEAC will not be extinguished and New SEAC will survive the SEAC Amalgamation and continue as SEAC Amalco, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to SEAC Amalco and, all property, rights, and interests of New SEAC shall become the property, rights, and interests of SEAC Amalco;

(ii)

MergerCo Amalco will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of MergerCo Amalco shall become the property, the property, rights, and interests of SEAC Amalco;

(iii)	each of the New SEAC Class A Common Shares outstanding immediately prior to the occurrence of the SEAC Amalgamation will remain outstanding as SEAC Amalco Class A Common Shares;

(iv)

each MergerCo Amalco Class A Common Share outstanding immediately prior to the occurrence of the SEAC Amalgamation will be, and will be deemed to be, cancelled without any repayment of capital in respect of those shares;

(v)	the name of SEAC Amalco will be “SEAC II Acquisition Corp.”;

(vi)

SEAC Amalco will have, as its notice of articles and articles, the notice of articles and articles of New SEAC, and SEAC Amalco will be authorized to issue an unlimited number of SEAC Amalco Class A Common Shares without par value;

(vii)	the first directors of SEAC Amalco following the SEAC Amalgamation will be the New SEAC directors;

(viii)

the SEAC Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either of New SEAC or MergerCo Amalco to SEAC Amalco;

(ix)	SEAC Amalco will be liable for all of the liabilities and obligations of MergerCo Amalco and New SEAC;

(x)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xi)	a legal proceeding being prosecuted or pending by or against either of MergerCo Amalco or New SEAC may be prosecuted or its prosecution may be continued, as the case may be, by or against SEAC Amalco;

(xii)	a conviction against, or ruling, order or judgment in favour of or against either of MergerCo Amalco or New SEAC may be enforced by or against SEAC Amalco; and,

(xiii)	the capital of SEAC Amalco will be equal to the capital of New SEAC immediately prior to the SEAC Amalgamation.

Amalgamation of SEAC Amalco and StudioCo

(c)

30 minutes after the SEAC Amalgamation, SEAC Amalco and StudioCo will amalgamate (the “StudioCo Amalgamation”) to continue as one company (“PubCo”) with the same effect as if they had amalgamated under Section 269 of the BCBCA and, except as expressly provided for herein, with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the SEAC Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act), including the following transactions and events, which will be deemed to occur sequentially as set out below:

(i)

at the time of the StudioCo Amalgamation, SEAC Amalco and StudioCo continue as one company, and the legal existence of SEAC Amalco will not be extinguished and SEAC Amalco will continue as PubCo, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to PubCo, and, all property, rights, and interests of SEAC Amalco shall become the property, rights, and interests of PubCo;

(ii)

StudioCo will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of StudioCo shall become the property, the property, rights, and interests of PubCo;

(iii)

each SEAC Amalco Class A Common Share outstanding immediately prior to the StudioCo Amalgamation will be, and will be deemed to be, cancelled, and in consideration therefor the holder of each such StudioCo Share will receive one fully paid and non-assessable PubCo Common Share;

(iv)

each StudioCo Common Share outstanding immediately prior to the occurrence of the StudioCo Amalgamation will be, and will be deemed to be, cancelled, and in consideration therefor each such StudioCo Common Share will receive, for each such cancelled StudioCo Common Share, a number of PubCo Common Shares equal to the StudioCo Issuance Amount;

(v)	the name of PubCo will be “Lionsgate Studios Corp.”;

(vi)	the registered office and the records office of PubCo will be the registered office and the records office of StudioCo;

(vii)

the first directors of PubCo following the StudioCo Amalgamation will be: Michael Burns, Mignon Clyburn, Gordon Crawford, Jon Feltheimer, Emily Fine, Michael T. Fries, John D. Harkey, Jr., Susan McCaw, Yvette Ostolaza, Dr. Mark Rachesky, Hardwick Simmons, Priya Dogra, Daryl Simm and Harry Sloan;

(viii)	PubCo will have the same share capital as SEAC Amalco, and will be authorized to issue an unlimited number of PubCo Common Shares;

(ix)

PubCo will have, as its notice of articles and articles, the notice of articles and the articles substantially identical to the notice of articles and the articles of SEAC Amalco and in the form attached as Exhibit B of the Business Combination Agreement;

(x)	the StudioCo Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of any of SEAC Amalco or StudioCo to PubCo;

(xi)	PubCo will be liable for all of the liabilities and obligations of SEAC Amalco and StudioCo;

(xii)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xiii)	a legal proceeding being prosecuted or pending by or against either of StudioCo or SEAC Amalco may be prosecuted or its prosecution may be continued, as the case may be, by or against PubCo;

(xiv)	a conviction against, or ruling, order or judgment in favour of or against either of StudioCo or SEAC Amalco may be enforced by or against PubCo;

(xv)	the capital of PubCo will be equal to the aggregate of the capital of SEAC Amalco and StudioCo immediately prior to the StudioCo Amalgamation; and

(d)

At and from the Arrangement Effective Time, the transfers, assignments, alterations, exchanges, cancellations and other steps provided for in Section 3.1.2 will be deemed to occur on the Closing Date at the time specified by this Arrangement, notwithstanding that certain of the procedures related thereto are not completed until after the Closing Date.

3.2	U.S. Tax Treatment

StudioCo and New SEAC intend that, for U.S. federal, and applicable state and local, income Tax purposes, each of the MergerCo Amalgamation, the SEAC Amalgamation and the StudioCo Amalgamation will be treated in a manner consistent with its applicable Intended Tax Treatment set forth in the Business Combination Agreement.

3.3	Fully Paid and Non-Assessable Shares

All MergerCo Amalco Class A Common Shares issued by MergerCo Amalco, all New SEAC Class A Common Shares issued by SEAC Amalco, and all PubCo Common Shares issued by PubCo under the Arrangement will be deemed to be validly issued and outstanding as fully paid and non-assessable shares for all purposes of the BCBCA.

3.4	Transfers Free and Clear

Any transfer of securities pursuant to this Plan of Arrangement will be free and clear of all Liens.

3.5	No Fractional Shares

No fractional shares will be issued to any Person pursuant to this Plan of Arrangement and the number of shares to be issued to any Person pursuant to this Plan of Arrangement will, without additional compensation, be rounded down to the nearest whole share.

ARTICLE 4

DELIVERY OF CONSIDERATION

4.1	Share Exchange Documents

4.1.1

All of the MergerCo Amalco Class A Common Shares following the MergerCo Amalgamation in Section 3.1.2 will be uncertificated pursuant to Section 107 of the BCBCA. MergerCo Amalco will not send each MergerCo Amalco Shareholder a written notice containing the information required by Section 107(6) the BCBCA.

4.1.2

All of the SEAC Amalco Class A Common Shares following the SEAC Amalgamation in Section 3.1.2 will be issued as uncertificated pursuant to Section 107 of the BCBCA. SEAC Amalco will not send each SEAC Amalco Shareholder a written notice containing the information required by Section 107(6) the BCBCA.

4.1.3	All of the PubCo Common Shares issued pursuant to the arrangement in Section 3.1.2 will be issued as uncertificated pursuant to Section 107 of the BCBCA.

4.2	Calculations

All calculations and determinations made by New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, StudioCo, SEAC Amalco, PubCo or any Depositary, as applicable, for the purposes of this Plan of Arrangement will be conclusive, final and binding.

ARTICLE 5

AMENDMENT

5.1	Amendments to Plan of Arrangement

5.1.1

StudioCo and New SEAC may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Arrangement Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by each of StudioCo and SEAC in writing (subject to the Business Combination Agreement) (iii) be filed with the Court and, if made following the SEAC Shareholders Meeting, approved by the Court, and (iv) communicated to SEAC Shareholders if and as required by the Court.

5.1.2

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by StudioCo or SEAC at any time prior to the SEAC Shareholders Meeting (provided that StudioCo or SEAC, as applicable, has also consented thereto) with or without any other prior notice or communication, and, if so proposed and accepted by the Persons voting at the SEAC Shareholders Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

5.1.3

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the SEAC Shareholders Meeting shall be effective only if (i) it is consented to in writing by StudioCo and SEAC, and (ii) if required by the Court, it is consented to by some or all of the SEAC Shareholders, as applicable, voting or consenting, as the case may be, in the manner directed by the Court.

5.1.4

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Closing Date unilaterally by PubCo, provided that it concerns a matter which, in the reasonable opinion of PubCo, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former SEAC Amalco Shareholder or StudioCo Shareholder.

5.1.5	This Plan of Arrangement may be withdrawn prior to the Arrangement Effective Time in accordance with the terms of the Business Combination Agreement.

ARTICLE 6

WITHHOLDING TAX

6.1	Withholding Tax

6.1.1	New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary (each a “Withholding Agent”), as the case may be, shall be entitled to deduct or withhold from any amounts contemplated to be payable to any Person under this Plan of Arrangement (an “Affected Person”) such amounts as are reasonably determined to be required to be deducted or withheld with respect to such payment (a “Withholding Obligation”) under the Tax Act, the U.S. Tax Code or any other provision of federal, provincial, territorial, state, local or foreign tax Law, in each case, as amended, and shall remit or cause to be remitted the amount so deducted or withheld to the appropriate Governmental Authority. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes as having been paid to the recipient of the payment in respect of which such deduction or withholding was made, provided that such deducted or withheld amounts are actually remitted in accordance with applicable Law to the appropriate Governmental Authority.

6.1.2	Each of New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary will also have the right to:

(a)

deduct, withhold and sell, or direct New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary to deduct, withhold and sell through a broker (the “Broker”), and on behalf of any Affected Person; or

(b)

require the Affected Person to irrevocably direct the sale through a Broker and irrevocably direct the Broker pay the proceeds of such sale to New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary as appropriate (and, in the absence of such irrevocable direction, the Affected Person shall be deemed to have provided such irrevocable direction), such number of PubCo Common Shares delivered or deliverable to such Affected Person pursuant to this Plan of Arrangement solely to the extent necessary to produce sale proceeds (after deducting commissions payable to the Broker and other costs and expenses) sufficient to fund any Withholding Obligations; provided, that with respect to any contemplated disposition of any PubCo Common Shares, the applicable Withholding Agent shall use commercially reasonable efforts to provide prior notice to such Affected Person (including the Sponsor, as applicable) of such intent to dispose or to require the disposition of such PubCo Common Shares and to reasonably cooperate with such Affected Person (including the Sponsor, as applicable) regarding alternatives to the contemplated disposition for purposes of satisfying such deduction and withholding requirement. Any such sale of PubCo Common Shares shall be effected as soon as reasonably and commercially practicable following the Closing Date. None of New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary or the Broker will be liable for any loss arising out of any sale of such PubCo Common Shares, including any loss relating to the manner or timing of such sales, the prices at which the PubCo Common Shares are sold or otherwise.

ARTICLE 7

PARAMOUNTCY

7.1	Paramountcy

7.1.1	From and after the Arrangement Effective Time:

(a)

this Plan of Arrangement shall take precedence and priority over any and all rights related to New SEAC Class A Common Shares, SEAC Merger Surviving Company Class A Common Shares, New BC Sub Class A Common Shares, and StudioCo Common Shares outstanding immediately prior to the Arrangement Effective Time;

(b)

the rights and obligations of the Parties, the SEAC Shareholders, the MergerCo Amalco Shareholders, the SEAC Amalco Shareholders, the PubCo Shareholders, holders of StudioCo Common Shares, Studio Holdco and any Depositary or transfer agent, in respect of the SEAC Class A Ordinary Shares, the SEAC Class B Ordinary Shares, the New SEAC Class A Ordinary

Shares, the New SEAC Class A Common Shares, the StudioCo Common Shares, the MergerCo Amalco Class A Common Shares, the SEAC Amalco Class A Common Shares, and the PubCo Common Shares, shall be solely as provided for in this Plan of Arrangement; and

(c)

all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to the New SEAC Class A Common Shares, MergerCo Amalco Class A Common Shares, SEAC Amalco Class A Common Shares, StudioCo Common Shares, and PubCo Common Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 8

FURTHER ASSURANCES

8.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and be deemed to have occurred in the order set out herein without any further authorization, act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to implement this Plan of Arrangement and to further document or evidence any of the transactions or events set out herein.

****

EXHIBIT F Form of Sponsor Option Agreement

[Filed Separately]

Annex C

EXHIBIT B Form of PubCo Closing Articles

[PUBCO]

Amalgamation Number: [●]

Translation of the company name that the company intends to use outside of Canada: N/A

(the “Company”)

ARTICLES

1.	Interpretation		C-6
	1.1	Definitions	C-6
	1.2	Business Corporations Act and Interpretation Act Definitions Applicable	C-6

2.	Shares and Share Certificates		C-6
	2.1	Authorized Share Structure	C-6
	2.2	Form of Share Certificate	C-6
	2.3	Shareholder Entitled to Certificate or Acknowledgment	C-7
	2.4	Delivery by Mail	C-7
	2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgment	C-7
	2.6	Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment	C-7
	2.7	Splitting Share Certificates	C-7
	2.8	Certificate Fee	C-7
	2.9	Recognition of Trusts	C-8

3.	Issue of Shares		C-8
	3.1	Directors Authorized	C-8
	3.2	Commissions and Discounts	C-8
	3.3	Brokerage	C-8
	3.4	Conditions of Issue	C-8
	3.5	Share Purchase Warrants and Rights	C-8

4.	Share Registers		C-9
	4.1	Central Securities Register	C-9
	4.2	Closing Register	C-9

5.	Share Transfers		C-9
	5.1	Registering Transfers	C-9
	5.2	Form of Instrument of Transfer	C-9
	5.3	Transferor Remains Shareholder	C-9
	5.4	Signing of Instrument of Transfer	C-9
	5.5	Enquiry as to Title Not Required	C-10
	5.6	Transfer Fee	C-10

6.	Transmission Of Shares		C-10
	6.1	Legal Personal Representative Recognized on Death	C-10
	6.2	Rights of Legal Personal Representative	C-10

7.	Purchase Of Shares		C-10
	7.1	Company Authorized to Purchase Shares	C-10
	7.2	Purchase When Insolvent	C-10
	7.3	Sale and Voting of Purchased Shares	C-10

8.	Borrowing Powers		C-11
	8.1	General Powers	C-11
	8.2	Terms of Debt Obligations	C-11
	8.3	Powers of Directors	C-11

9.	Alterations		C-11
	9.1	Alteration of Authorized Share Structure	C-11
	9.2	Special Rights and Restrictions	C-12
	9.3	Change of Name	C-12
	9.4	Other Alterations	C-12

10.	Meetings Of Shareholders		C-12
	10.1	Annual General Meetings	C-12
	10.2	Resolution Instead of Annual General Meeting	C-12
	10.3	Calling of Meetings of Shareholders	C-13
	10.4	Notice for Meetings of Shareholders	C-13
	10.5	Record Date for Notice	C-13
	10.6	Record Date for Voting	C-13
	10.7	Failure to Give Notice and Waiver of Notice	C-13
	10.8	Notice of Special Business at Meetings of Shareholders	C-14
	10.9	Advance Notice for Nomination of Directors	C-14

11.	Proceedings At Meetings Of Shareholders		C-17
	11.1	Special Business	C-17
	11.2	Special Majority	C-18
	11.3	Quorum	C-18
	11.4	One Shareholder May Constitute Quorum	C-18
	11.5	Other Persons May Attend	C-18
	11.6	Requirement of Quorum	C-18
	11.7	Lack of Quorum	C-18
	11.8	Lack of Quorum at Succeeding Meeting	C-19
	11.9	Chair	C-19
	11.10	Selection of Alternate Chair	C-19
	11.11	Adjournments	C-19
	11.12	Notice of Adjourned Meeting	C-19
	11.13	Decisions by Show of Hands or Poll	C-19
	11.14	Declaration of Result	C-20
	11.15	Motion Need Not be Seconded	C-20
	11.16	Casting Vote	C-20
	11.17	Manner of Taking Poll	C-20
	11.18	Demand for Poll on Adjournment	C-20
	11.19	Chair Must Resolve Dispute	C-20
	11.20	Casting of Votes	C-20
	11.21	Demand for Poll	C-20
	11.22	Demand for Poll Not to Prevent Continuance of Meeting	C-21
	11.23	Retention of Ballots and Proxies	C-21

12.	Votes Of Shareholders		C-21
	12.1	Number of Votes by Shareholder or by Shares	C-21
	12.2	Votes of Persons in Representative Capacity	C-21
	12.3	Votes by Joint Holders	C-21
	12.4	Legal Personal Representatives as Joint Shareholders	C-21
	12.5	Representative of a Corporate Shareholder	C-22
	12.6	When Proxy Provisions Do Not Apply to the Company	C-22
	12.7	Appointment of Proxy Holders	C-22
	12.8	Alternate Proxy Holders	C-22
	12.9	When Proxy Holder Need Not Be Shareholder	C-22
	12.10	Deposit of Proxy	C-23
	12.11	Validity of Proxy Vote	C-23
	12.12	Form of Proxy	C-23
	12.13	Revocation of Proxy	C-24
	12.14	Revocation of Proxy Must Be Signed	C-24
	12.15	Production of Evidence of Authority to Vote	C-24

13.	Directors		C-24
	13.1	First Directors; Number of Directors	C-24
	13.2	Change in Number of Directors	C-24
	13.3	Directors’ Acts Valid Despite Vacancy	C-25
	13.4	Qualifications of Directors	C-25
	13.5	Remuneration of Directors	C-25
	13.6	Reimbursement of Expenses of Directors	C-25
	13.7	Special Remuneration for Directors	C-25
	13.8	Gratuity, Pension or Allowance on Retirement of Director	C-25

14.	Election and Removal of Directors		C-25
	14.1	Election at Annual General Meeting	C-25
	14.2	Consent to be a Director	C-26
	14.3	Failure to Elect or Appoint Directors	C-26
	14.4	Places of Retiring Directors Not Filled	C-26
	14.5	Directors May Fill Casual Vacancies	C-26
	14.6	Remaining Directors Power to Act	C-26
	14.7	Shareholders May Fill Vacancies	C-27
	14.8	Additional Directors	C-27
	14.9	Ceasing to be a Director	C-27
	14.10	Removal of Director by Shareholders	C-27
	14.11	Removal of Director by Directors	C-27

15.	Powers and Duties of Directors		C-27
	15.1	Powers of Management	C-27
	15.2	Appointment of Attorney of Company	C-28

16.	Disclosure of Interest of Directors		C-28
	16.1	Obligation to Account for Profits	C-28
	16.2	Restrictions on Voting by Reason of Interest	C-28
	16.3	Interested Director Counted in Quorum	C-28
	16.4	Disclosure of Conflict of Interest or Property	C-28
	16.5	Director Holding Other Office in the Company	C-28
	16.6	No Disqualification	C-29
	16.7	Professional Services by Director or Officer	C-29
	16.8	Director or Officer in Other Corporations	C-29

17.	Proceedings of Directors		C-29
	17.1	Meetings of Directors	C-29
	17.2	Voting at Meetings	C-29
	17.3	Chair of Meetings	C-29
	17.4	Meetings by Telephone or Other Communications Medium	C-30
	17.5	Calling of Meetings	C-30
	17.6	Notice of Meetings	C-30
	17.7	When Notice Not Required	C-30
	17.8	Meeting Valid Despite Failure to Give Notice	C-30
	17.9	Waiver of Notice of Meetings	C-30
	17.10	Quorum	C-30
	17.11	Validity of Acts Where Appointment Defective	C-31
	17.12	Consent Resolutions in Writing	C-31

18.	Executive and Other Committees		C-31
	18.1	Appointment and Powers of Executive Committee	C-31
	18.2	Appointment and Powers of Other Committees	C-31
	18.3	Obligations of Committees	C-32
	18.4	Powers of Board	C-32
	18.5	Committee Meetings	C-32

19.	Officers		C-32
	19.1	Directors May Appoint Officers	C-32
	19.2	Functions, Duties and Powers of Officers	C-32
	19.3	Qualifications	C-33
	19.4	Remuneration and Terms of Appointment	C-33

20.	Indemnification		C-33
	20.1	Definitions	C-33
	20.2	Mandatory Indemnification of Directors, Officers, Former Officers and Former Directors	C-33
	20.3	Indemnification of Other Persons	C-33
	20.4	Non-Compliance with Business Corporations Act	C-34
	20.5	Company May Purchase Insurance	C-34

21.	Dividends		C-34
	21.1	Payment of Dividends Subject to Special Rights and Restrictions	C-34
	21.2	Declaration of Dividends	C-34
	21.3	No Notice Required	C-35
	21.4	Record Date	C-35
	21.5	Manner of Paying Dividend	C-35
	21.6	Settlement of Difficulties	C-35
	21.7	When Dividend Payable	C-35
	21.8	Dividends to be Paid in Accordance with Number of Shares	C-35
	21.9	Receipt by Joint Shareholders	C-35
	21.10	Dividend Bears No Interest	C-35
	21.11	Fractional Dividends	C-35
	21.12	Payment of Dividends	C-36
	21.13	Capitalization of Surplus	C-36

22.	DOCUMENTS, RECORDS AND REPORTS		C-36
	22.1	Recording of Financial Affairs	C-36
	22.2	Inspection of Accounting Records	C-36
	22.3	Remuneration of Auditor	C-36

	23.	Notices	C-36
	23.1	Method of Giving Notice	C-36
	23.2	Deemed Receipt of Mailing	C-37
	23.3	Certificate of Sending	C-37
	23.4	Notice to Joint Shareholders	C-37
	23.5	Notice to Trustees	C-37

24.	Seal		C-38
	24.1	Who May Attest Seal	C-38
	24.2	Sealing Copies	C-38
	24.3	Mechanical Reproduction of Seal	C-38

[PUBCO]

Amalgamation Number: [●]

Translation of the company name that the company intends to use outside of Canada: N/A

(the “Company”)

ARTICLES

The Company has as its articles the following articles:

1. Interpretation

1.1 Definitions

In these Articles, unless the context otherwise requires:

(a) “board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(b) “Business Corporations Act” means the Business Corporations Act, S.B.C. 2002, c. 57, as amended from time to time, as well as any successor legislation, and includes any regulations made thereunder;

(c) “Interpretation Act” means the Interpretation Act, R.S.B.C. 1996, c. 238, as amended from time to time, as well as any successor legislation, and includes any regulations made thereunder.

(d) “legal personal representative” means the personal or other legal representative of the shareholder;

(e) “registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(f) “seal” means the seal of the Company, if any.

1.2 Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2. Shares and Share Certificates

2.1 Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2 Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3 Shareholder Entitled to Certificate or Acknowledgment

Unless the shares are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to: (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name; or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate; provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or acknowledgment to one of several joint shareholders or to a duly authorized agent or one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4 Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgment is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgment

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(a) order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(b) issue a replacement share certificate or acknowledgment, as the case may be.

2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(a) proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(b) any indemnity the directors consider adequate.

2.7 Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8 Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9 Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3. Issue of Shares

3.1 Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2 Commissions and Discounts

The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3 Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4 Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a) consideration is provided to the Company for the issue of the share by one or more of the following:

(i) past services performed for the Company;

(ii) property;

(iii) money; and

(b) the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5 Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4. Share Registers

4.1 Central Securities Register

As required by and subject to the Business Corporations Act, the Company may maintain its central securities register at any location designated by the directors, and may maintain its central securities register in electronic form, and may maintain branch securities registers at locations designated by the directors. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2 Closing Register

The Company must not at any time close its central securities register.

5. Share Transfers

5.1 Registering Transfers

A transfer of a share of the Company must not be registered unless:

(a) a duly signed instrument of transfer in respect of the share has been received by the Company;

(b) if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(c) if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2 Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3 Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4 Signing of Instrument of Transfer

If a shareholder, or their duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(a) in the name of the person named as transferee in that instrument of transfer; or

(b) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5 Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6 Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6. Transmission Of Shares

6.1 Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2 Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7. Purchase Of Shares

7.1 Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2 Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a) the Company is insolvent; or

(b) making the payment or providing the consideration would render the Company insolvent.

7.3 Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a) is not entitled to vote the share at a meeting of its shareholders;

(b) must not pay a dividend in respect of the share; and

(c) must not make any other distribution in respect of the share.

8. Borrowing Powers

8.1 General Powers

The Company, if authorized by the directors, may:

(a) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(c) guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d) mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

8.2 Terms of Debt Obligations

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company and appointment of the directors or otherwise all as the directors may determine. The directors may make any bonds, debentures or other debt obligations issued by the Company by their terms assignable free from any equities between the Company and the person to whom they may be issued or any other person who lawfully acquires them by assignment, purchase or otherwise.

8.3 Powers of Directors

For greater certainty, the powers of the directors under this Part 8 may be exercised by a committee or other delegate, direct or indirect, of the board authorized to exercise such powers.

9. Alterations

9.1 Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may by special resolution:

(a) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b) increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c) subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d) if the Company is authorized to issue shares of a class of shares with par value:

(i) decrease the par value of those shares; or

(ii) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e) change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f) alter the identifying name of any of its shares; or

(g) otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2 Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(a) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3 Change of Name

The Company may by special resolution authorize an alteration of its Notice of Articles in order to change its name.

9.4 Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles or the Notice of Articles.

10. Meetings Of Shareholders

10.1 Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and location, within or outside of British Columbia, and as an electronic meeting or otherwise, as may be determined by a resolution of the directors. Any shareholders’ meeting held as a fully electronic meeting without a physical location or place, shall, if required by the Business Corporations Act or applicable law and not otherwise determined by a resolution of the directors in connection with the meeting, be deemed to have the physical location or place of the meeting at the Company’s registered office in British Columbia.

10.2 Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3 Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4 Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a) if and for so long as the Company is a public company, 21 days;

(b) otherwise, 10 days.

10.5 Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a) if and for so long as the Company is a public company, 21 days;

(b) otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6 Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7 Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8 Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a) state the general nature of the special business; and

(b) if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i) at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii) during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.9 Advance Notice for Nomination of Directors

(a) If and for so long as the Company is a public company, subject only to the Business Corporations Act, Applicable Securities Laws (defined in Article 10.9(f)), any rules of a stock exchange on which securities of the Company are listed and these Articles, only persons who are nominated in accordance with the procedures in this Article 10.9 will be eligible for election as directors of the Company. Nominations of persons for election to the board of directors may be made at any annual general meeting of shareholders or at any special meeting of shareholders if one of the purposes for which the special meeting is called is for the election of directors:

(i) by or at the direction of the board of directors, including pursuant to a notice of meeting;

(ii) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act, or a requisition of the shareholders made in accordance with the provisions of the Business Corporations Act; or

(iii) by any shareholder of the Company (a “Nominating Shareholder”) who:

(A)

at the close of business on the date of the giving of the notice provided for in this Article 10.9 and on the record date for notice of such meeting, is entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting on the election of directors; and

(B)	who complies with the notice procedures set forth in this Article 10.9.

(b) In addition to any other requirements under applicable laws, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company in accordance with the provisions of this Article 10.9.

(c) To be timely, a Nominating Shareholder’s notice must be received by the secretary of the Company:

(i) in the case of an annual general meeting of shareholders, not less than 30 days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first Public Announcement (defined in Article 10.9(f)) of the date of the annual general meeting is made (the “Meeting Notice Date”), the Nominating Shareholder’s notice must be received not later than the close of business on the tenth day after the Meeting Notice Date; and

(ii) in the case of a special meeting of shareholders (which is not also an annual general meeting of shareholders) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth day following the day on which the first Public Announcement of the date of the special meeting is made.

(d) Notwithstanding the provisions of this Article 10.9, in no event will any Public Announcement or any adjournment or postponement of an annual general meeting or special meeting (or the announcement thereof) commence a new time period for giving a Nominating Shareholder’s notice as described in this Article 10.9.

(e) To be in proper written form, a Nominating Shareholder’s notice to the secretary of the Company must set forth:

(i) as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

(A)	the name, age, business address and residential address of the person;

(B)	the principal occupation or employment of the person;

(C)	the class or series and number of shares of the Company that are owned beneficially or of record by the person, if any;

(D)

any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act, Applicable Securities Laws and any rules of a stock exchange on which securities of the Company are listed; and

(ii) as to the Nominating Shareholder giving the notice:

(A)

the class or series and number of shares of the Company which are owned beneficially or of record by the Nominating Shareholder as of the record date for the meeting (if such date has made publicly available and will have occurred);

(B)

full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder, or any of its Affiliates or Associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the right to vote or direct the voting of any shares of the Company;

(C)	be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected; and

(D)

any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act, Applicable Securities Laws and any rules of a stock exchange on which securities of the Company are listed.

The Company may require any proposed nominee for election as a director to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company in accordance with the Business Corporations Act, Applicable Securities Laws and any rules of a stock exchange on which securities of the Company are listed or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(f) No person will be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 10.9; provided, however, that nothing in this Article 10.9 will be deemed to preclude discussion by a shareholder or proxy holder (as distinct from nominating directors) at a meeting of shareholders any matter in respect of which the shareholder would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act or at the discretion of the chair of the meeting. The chair of the meeting will have the power and duty to determine whether a nomination was made in accordance with the provisions of this Article 10.9 and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination will be disregarded.

(g) For purposes of this Article 10.9:

(i) “Affiliate”, when used to indicate a relationship with a specific person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

(ii) “Applicable Securities Laws” means the applicable securities legislation in the United States and each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of the United States and each province and territory of Canada;

(iii) “Associate”, when used to indicate a relationship with a specified person, shall mean (i) any body corporate or trust of which such person beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such body corporate or trust for the time being outstanding, (ii) any partner of that person, (iii) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (iv) a spouse of such specified person, (v) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (vi) any relative of such specified person or of a person mentioned in clauses (iv) or (v) of this definition if that relative has the same residence as the specified person;

(iv) “beneficially owns” or “beneficially owned” means, in connection with the ownership of shares in the capital of the Company by a person, (i) any such shares as to which such person or any of such person’s Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (ii) any such shares as to which such person or any of such person’s Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (iii) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person’s Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person beneficially owns pursuant to this clause (iii) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and (iv) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Company or any of its securities;

(v) “close of business” means 5:00 p.m. (Vancouver time) on a business day in British Columbia, Canada;

(vi) “Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Company or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Securities”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Company or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract; for the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts; and

(vii) “Public Announcement” means disclosure in a press release disseminated by a nationally recognized news service in Canada or in a document publicly filed by the Company with the US Securities and Exchange Commission or under its profile on the System of Electronic Document Analysis and Retrieval at www.sedarplus.com.

(h) Notwithstanding any other provision of these Articles, notice given to the secretary of the Company pursuant to this Article 10.9 may only be given by personal delivery, facsimile transmission or by email to the Company’s principal executive officers as set forth in the Company’s filings with the US Securities and Exchange Commission, and will be deemed to have been given and made only at the time it is served by personal delivery to the secretary of the Company at the registered office of the Company, sent by email (to the address above-mentioned) or sent by facsimile transmission (provided the receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is not a business day or after the close of business on a day which is a business day, then such delivery or electronic communication will be deemed to have been on the subsequent day that is a business day.

(i) All information to be provided in a timely notice pursuant to this Article 10.9 shall be provided as of the record date for determining shareholders entitled to vote at the meeting (if such date shall then have been publicly announced) and as of the date of such notice. The Nominating Shareholder shall update such information to the extent necessary so that it is true and correct as of the date that is 10 business days prior to the date of the meeting, or any adjournment or postponement thereof.

(j) For the avoidance of doubt, this Article 10.9 shall be the exclusive means for any person to bring nominations for election to the board at or in connection with any annual general or special meeting of the shareholders of the Company.

(k) Notwithstanding the provisions of this Article 10.9, the board may, in its sole discretion, waive any requirement in this Article 10.9.

11. Proceedings At Meetings Of Shareholders

11.1 Special Business

At a meeting of shareholders, the following business is special business:

(a) at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b) at an annual general meeting, all business is special business except for the following:

(i) business relating to the conduct of or voting at the meeting;

(ii) consideration of any financial statements of the Company presented to the meeting;

(iii) consideration of any reports of the directors or auditor;

(iv) the setting or changing of the number of directors;

(v) the election or appointment of directors;

(vi) the appointment of an auditor;

(vii) the setting of the remuneration of an auditor;

(viii) business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(ix) any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2 Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3 Quorum

Subject to the special rights or restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one or more persons who are, or who represent by proxy, one or more shareholders who, in the aggregate, hold at least 33 1/3% of the outstanding shares of the Company entitled to be voted at the meeting.

11.4 One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(a) the quorum is one person who is, or who represents by proxy, that shareholder; and

(b) that shareholder, present in person or by proxy, may constitute the meeting.

11.5 Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6 Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7 Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present

(a) in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8 Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9 Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(a) the chair of the board, if any;

(b) if the chair of the board is absent or unwilling to act as chair of the meeting, the Vice-Chair of the Company, if any;

(c) if the chair of the board and the Vice Chair of the Company, if any, are both absent or unwilling to act as chair of the meeting, the Chief Executive Officer of the Company, if any;

(d) if the chair of the board, the Vice Chair of the Company, and the Chief Executive Officer of the Company, if any, are all absent or unwilling to act as chair of the meeting, the Chief Financial Officer of the Company, if any;

(e) if the chair of the board, the Vice Chair of the Company, the Chief Executive Officer of the Company, and the Chief Financial Officer of the Company, if any, are all absent or unwilling to act as chair of the meeting, the General Counsel or Chief Legal Officer of the Company, if any.

11.10 Selection of Alternate Chair

If, at any meeting of shareholders, there is no individual present within 15 minutes after the time set for holding the meeting that is entitled, under Article 11.9, to act as chair of the meeting, or if all of the eligible individuals present are unwilling to act as chair of the meeting, the directors present may choose one of their number to be chair of the meeting, or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any individual present at the meeting to chair the meeting.

11.11 Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12 Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13 Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14 Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15 Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16 Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17 Manner of Taking Poll

Subject to Article 11.8, if a poll is duly demanded at a meeting of shareholders:

(a) the poll must be taken:

(i) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii) in the manner, at the time and at the place that the chair of the meeting directs;

(b) the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c) the demand for the poll may be withdrawn by the person who demanded it.

11.18 Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19 Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and their determination made in good faith is final and conclusive.

11.20 Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21 Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22 Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23 Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12. Votes Of Shareholders

12.1 Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(a) on a vote by show of hands every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b) on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2 Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3 Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(a) any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b) if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4 Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5 Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a) for that purpose, the instrument appointing a representative must:

(i) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(ii) be provided at the meeting to the chair of the meeting or to a person designated by the chair of the meeting;

(b) if a representative is appointed under this Article 12.5:

(i) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6 When Proxy Provisions Do Not Apply to the Company

If and for so long as the Company is a public company, Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with the Business Corporations Act, Applicable Securities Laws, or any rules of an exchange on which securities of the Company are listed.

12.7 Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8 Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9 When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a) the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(b) the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(c) the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10 Deposit of Proxy

A proxy for a meeting of shareholders must:

(a) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b) unless the notice provides otherwise, be provided at the meeting to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11 Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a) at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b) by the chair of the meeting, before the vote is taken.

12.12 Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

(NAME OF COMPANY)

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [ name ] or, failing that person, [ name ], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [ month, day, year ] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder): ___________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

12.13 Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(a) received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b) provided, at the meeting, to the chair of the meeting.

12.14 Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(a) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or their legal personal representative or trustee in bankruptcy; or

(b) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15 Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13. Directors

13.1 First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a) subject to Articles 13.1(b) and 13.1(c), the number of directors that is equal to the number of the Company’s first directors;

(b) if the Company is a public company, the greater of three and the most recently set of:

(i) the number of directors set by directors’ resolution;

(ii) the number of directors set under Article 14.4; and

(c) if the Company is not a public company, the greater of one and the most recently set of:

(i) the number of directors set by directors’ resolution; and

(ii) the number of directors set under Article 14.4.

13.2 Change in Number of Directors

If the number of directors is set under Article 13.1(b)(i) or 13.1(c)(i):

(a) the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; and

(b) if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3 Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4 Qualifications of Directors

A director is not required to hold a share of the Company as qualification for their office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5 Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director,

13.6 Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that they may incur in and about the business of the Company.

13.7 Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, they may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that they may be entitled to receive.

13.8 Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to their spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14. Election and Removal of Directors

14.1 Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a) the shareholders entitled to vote at the annual general meeting for the election of directors may elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b) all the directors cease to hold office immediately before the election or appointment of directors under Article 14.1(b), but are eligible for re-election or re-appointment.

14.2 Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(a) that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b) that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c) with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3 Failure to Elect or Appoint Directors

If:

(a) the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c) the date on which their successor is elected or appointed; and

(d) the date on which they otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5 Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a) one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b) in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment.

14.9 Ceasing to be a Director

A director ceases to be a director when:

(a) the term of office of the director expires;

(b) the director dies;

(c) the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d) the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders

The Company may remove any director before the expiration of their term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors

The directors may remove any director before the expiration of their term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15. Powers and Duties of Directors

15.1 Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the

Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2 Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

16. Disclosure of Interest of Directors

16.1 Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2 Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3 Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4 Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5 Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to their office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6 No Disqualification

No director or intended director is disqualified by their office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7 Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

16.8 Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from their interest in, such other person.

17. Proceedings of Directors

17.1 Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

17.2 Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3 Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors if such individual is a duly appointed or elected director of the Company:

(a) the chair of the board, if any;

(b) if the chair of the board is absent or unwilling to act as chair of the meeting, the Vice-Chair of the Company, if any;

(c) if the chair of the board and the Vice Chair of the Company, if any, are both absent or unwilling to act as chair of the meeting, the Chief Executive Officer of the Company, if any;

(d) if the chair of the board, the Vice Chair of the Company, and the Chief Executive Officer of the Company, if any, are all absent or unwilling to act as chair of the meeting, the Chief Financial Officer of the Company, if any;

(e) if the chair of the board, the Vice Chair of the Company, the Chief Executive Officer of the Company, and the Chief Financial Officer of the Company, if any, are all absent or unwilling to act as chair of the meeting, the General Counsel or Chief Legal Officer of the Company, if any;

(f) if the chair of the board, the Vice Chair of the Company, the Chief Executive Officer of the Company, the Chief Financial Officer of the Company, and the General Counsel or Chief Legal Officer of the Company, if any, are all absent or unwilling to act as chair of the meeting, any other director chosen by the directors present.

17.4 Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone or other communications medium if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. Meetings of the board of directors may be held as electronic meetings.

17.5 Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

17.6 Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 24.1 or orally or by telephone.

17.7 When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director if:

(a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b) the director, as the case may be, has waived notice of the meeting.

17.8 Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

17.9 Waiver of Notice of Meetings

Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

17.10 Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the board of directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

17.11 Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12 Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

18. Executive and Other Committees

18.1 Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a) the power to fill vacancies in the board of directors;

(b) the power to remove a director;

(c) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d) such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2 Appointment and Powers of Other Committees

The directors may, by resolution:

(a) appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b) delegate to a committee appointed under Article 18.2(a) any of the directors’ powers, except:

(i) the power to fill vacancies in the board of directors;

(ii) the power to remove a director;

(iii) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv) the power to appoint or remove officers appointed by the directors; and

(c) make any delegation referred to in Article 18.2(b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

18.3 Obligations of Committees

Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:

(a) conform to any rules that may from time to time be imposed on it by the directors; and

(b) report every act or thing done in exercise of those powers at such times as the directors may require.

18.4 Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(a) revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b) terminate the appointment of, or change the membership of, the committee; and

(c) fill vacancies in the committee.

18.5 Committee Meetings

Subject to Article 18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

(a) the committee may meet and adjourn as it thinks proper;

(b) the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c) a majority of the members of the committee constitutes a quorum of the committee; and

(d) questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

19. Officers

19.1 Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

19.2 Functions, Duties and Powers of Officers

The directors may, for each officer:

(a) determine the functions and duties of the officer;

(b) entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c) revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3 Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

19.4 Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after they cease to hold such office or leave the employment of the Company, a pension or gratuity.

20. Indemnification

20.1 Definitions

In this Article 20:

(a) “eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b) “eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, officer, former director or former officer of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of the Company:

(i) is or may be joined as a party; or

(ii) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(c) “expenses” has the meaning set out in the Business Corporations Act.

20.2 Mandatory Indemnification of Directors, Officers, Former Officers and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, officer, former director and former officer of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3 Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.4 Non-Compliance with Business Corporations Act

The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

20.5 Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a) is or was a director, officer, employee or agent of the Company;

(b) is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an Affiliate of the Company;

(c) at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity; or

(d) at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

20.6 Transitionary requirement to advance expenses

(a) This Article 20.6 will apply for six (6) years from the date the Company first adopts this Article 20.6 in its Articles, and will expire and cease to be of force or effect as a term of the Company’s Articles on the day following the six (6) year anniversary of the date the Company first adopts this Article 20.6 in its Articles.

(b) Subject to the Business Corporations Act, the Company must pay, as they are incurred in advance of a final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party for whom the Company is obligated or has elected to indemnify pursuant to these Articles in respect of that proceeding if the Company has first received from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by the Business Corporations Act, the eligible party will repay the amounts advanced.

(c) Neither any amendment nor repeal of this Article 20.6, nor the adoption by amendment of these Articles of any provision inconsistent with this Article 20.6, will eliminate or reduce the effect of this Article 20.6 in respect of any matter occurring, or any action or proceeding accruing or arising prior to such amendment or repeal or adoption of an inconsistent provision.

21. Dividends

21.1 Payment of Dividends Subject to Special Rights and Restrictions

The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2 Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

21.3 No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4 Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5 Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

21.6 Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a) set the value for distribution of specific assets;

(b) determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c) vest any such specific assets in trustees for the persons entitled to the dividend.

21.7 When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

21.8 Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9 Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10 Dividend Bears No Interest

No dividend bears interest against the Company.

21.11 Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12 Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13 Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

22. DOCUMENTS, RECORDS AND REPORTS

22.1 Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

22.2 Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3 Remuneration of Auditor

The directors may set the remuneration of the Company’s auditor (if any).

23. Notices

23.1 Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a) mail addressed to the person at the applicable address for that person as follows:

(i) for a record mailed to a shareholder, the shareholder’s registered address;

(ii) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class; and

(iii) in any other case, the mailing address of the intended recipient;

(b) delivery at the applicable address for that person as follows, addressed to the person:

(i) for a record delivered to a shareholder, the shareholder’s registered address;

(ii) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; and

(iii) in any other case, the delivery address of the intended recipient;

(c) sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d) sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class; or

(e) physical delivery to the intended recipient.

23.2 Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

23.3 Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

23.4 Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

23.5 Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a) mailing the record, addressed to them:

(i) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b) if an address referred to in Article 23.5(a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

24. Seal

24.1 Who May Attest Seal

Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a) any two directors;

(b) any officer, together with any director;

(c) if the Company only has one director, that director; or

(d) any one or more directors or officers or persons as may be determined by the directors.

24.2 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer.

24.3 Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

Annex D

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December 22, 2023, by and between Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC (as such entity exists on the date hereof and as it is continued and amalgamated as described below, as applicable, “PubCo”), Lions Gate Entertainment Corp., a British Columbia corporation (“Lionsgate”), and the undersigned subscriber (“Subscriber”).

RECITALS

WHEREAS, concurrently with the execution of this Subscription Agreement, SEAC is entering into a Business Combination Agreement with, among other parties, Lionsgate, LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lionsgate (“Target”), PubCo, SEAC MergerCo, a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of SEAC (“New BC Sub”), and LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lionsgate (“Studio HoldCo”), pursuant to which, and subject to the terms and conditions set forth therein, among other things, (i) SEAC will merge with and into MergerCo, with MergerCo surviving the merger as a wholly-owned subsidiary of PubCo (the “SEAC Merger”), (ii) following the SEAC Merger, each of PubCo and MergerCo will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) and continue as a British Columbia corporation in accordance with the applicable provisions of the Business Corporations Act (British Columbia) (the “Continuation”), (iii) following the Continuation, MergerCo will amalgamate with New BC Sub and the resulting corporate entity will amalgamate with PubCo (collectively, the “SEAC Amalgamation”), and (iv) following the SEAC Amalgamation, PubCo will amalgamate with Target (the “Target Amalgamation” and, together with the SEAC Amalgamation, the “Amalgamations”) (such agreement, as amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Transaction”);

WHEREAS, Subscriber desires to subscribe for and purchase from PubCo, immediately following the Amalgamations, that number of common shares, without par value, of PubCo (the “PubCo Common Shares”), set forth on the signature page hereto (the “Subscribed Shares”), for a purchase price per share equal to $9.63 (the “Per Share Price”), and PubCo desires to issue and sell to Subscriber, immediately following the Amalgamations, the Subscribed Shares in consideration of the payment, by or on behalf of Subscriber to PubCo, for the aggregate purchase price set forth on its signature page hereto (the “Purchase Price”);

WHEREAS, concurrently with the execution of this Subscription Agreement, SEAC and PubCo are entering into subscription agreements (the “Other Subscription Agreements”) with certain other investors (the “Other Subscribers,” and together with Subscriber, the “Subscribers”) acquiring PubCo Common Shares at the same Per Share Price; and

WHEREAS, pursuant to this Subscription Agreement and the Other Subscription Agreements, Subscriber and the Other Subscribers collectively have agreed to purchase on the closing date of the Transaction (the “Transaction Closing Date”) an aggregate of up to [●] PubCo Common Shares, each at the Per Share Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

AGREEMENT

1. Subscription. On the terms and subject to the conditions hereof, at the Closing (as defined below), Subscriber hereby subscribes for and agrees to purchase from PubCo, and PubCo hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price by or on behalf of Subscriber to PubCo, the Subscribed Shares (such subscription and issuance, the “Subscription”).

2. Closing.

(a) The consummation of the Subscription (the “Closing”) shall occur on the Transaction Closing Date, immediately following the Amalgamations and the satisfaction or waiver of the conditions set forth in this Section 2.

(b) At least five (5) Business Days before the anticipated Transaction Closing Date, PubCo shall deliver or cause to be delivered written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Transaction Closing Date and (ii) the wire instructions for delivery of the Purchase Price. No later than three (3) Business Days prior to the anticipated Transaction Closing Date as set forth in the Closing Notice, Subscriber shall deliver to PubCo (A) the Purchase Price in cash via wire transfer to the account specified in the Closing Notice (which cash shall be held in a non-interest bearing escrow account for the benefit of the Subscribers until the Closing), and (B) such information as is reasonably requested in the Closing Notice in order for PubCo to issue the Subscribed Shares to Subscriber at the Closing including, without limitation, the legal name of the person in whose name the Subscribed Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8. PubCo shall deliver to Subscriber (i) at the Closing, the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement, the governing and organizational documents of PubCo or applicable securities laws and other than those imposed by or on Subscriber or Subscriber’s assets), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (ii) as promptly as practicable after the Closing, written notice from PubCo or its transfer agent evidencing the issuance to Subscriber of the Subscribed Shares on and as of the Transaction Closing Date. Notwithstanding the foregoing two sentences, for any Subscriber that informs PubCo (1) that it is an investment company registered under the Investment Company Act of 1940, as amended or (2) that it is advised or sub-advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, then, in lieu of the settlement procedures in the foregoing two sentences, the following shall apply: such Subscriber shall initiate funding of the Purchase Price no later than 9:00 a.m. New York City time on the Transaction Closing Date (or as soon as practicable following receipt of evidence from PubCo’s transfer agent reasonably acceptable to the Subscriber of the issuance to Subscriber of the Subscribed Shares on and as of the Transaction Closing Date) by wire transfer of United States dollars in immediately available funds to the account specified by PubCo in the Closing Notice against delivery by PubCo to Subscriber of the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under applicable securities laws and other than those imposed by Subscriber), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and evidence from PubCo’s transfer agent reasonably acceptable to the Subscriber of the issuance to Subscriber of the Subscribed Shares on and as of the Transaction Closing Date. In the event that the consummation of the Transaction does not occur within three (3) Business Days after the anticipated Transaction Closing Date specified in the Closing Notice, unless Subscriber otherwise agrees in writing, PubCo shall promptly (but in no event later than four (4) Business Days after the anticipated Transaction Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to PubCo by wire transfer of United States dollars in immediately available funds to the account specified by Subscriber, and, to the extent that any Subscribed Shares have been delivered to Subscriber, such Subscribed Shares shall be deemed repurchased and any related book entries shall be cancelled. For the avoidance of doubt, unless this Subscription Agreement has been terminated pursuant to Section 8, the return of any funds delivered by Subscriber to PubCo shall not terminate this Subscription Agreement or relieve Subscriber or PubCo of any of their respective obligations hereunder (including Subscriber’s obligation to purchase the Subscribed Shares at the Closing following PubCo’s delivery to Subscriber of a new Closing Notice and satisfaction of the conditions to Closing as set forth herein). For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York or Los Angeles, California or governmental authorities in British Columbia, Canada are required or authorized by law to be closed for business.

(c) The Closing shall be subject to the satisfaction or written waiver by each of the parties hereto of the conditions that, on the Transaction Closing Date:

(i) the Subscribed Shares shall have been approved for listing on the Nasdaq Stock Exchange, LLC or the New York Stock Exchange, as applicable (the “Exchange”), subject only to official notice of issuance;

(ii) all conditions precedent to the closing of the Transaction set forth in Article VII of the Business Combination Agreement, including the approval by SEAC’s shareholders, shall have been satisfied or waived as determined by the parties to the Business Combination Agreement but subject to Section 2(e)(iii) (other than those of such conditions precedent that, by their nature, are to be satisfied at the closing of the Transaction, including to the extent that any such condition precedent is, or is dependent upon, the consummation of the transactions contemplated hereby); and

(iii) no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the Transaction or the transactions contemplated hereby.

(d) The obligation of PubCo to consummate the Closing shall be subject to the satisfaction or written waiver by PubCo and SEAC of the additional conditions that, on the Transaction Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects as so qualified) at and as of the Transaction Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects as so qualified) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Transaction Closing Date or as of such earlier date, as applicable; and

(ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(e) The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or written waiver by Subscriber of the additional conditions that, on the Transaction Closing Date:

(i) each of the representations and warranties of PubCo, SEAC and Lionsgate contained in this Subscription Agreement (i) shall have been true and correct in all material respects when made (except to the extent that any such representation and warranty expressly speaks as of a later date, in which case such representation and warranty shall be true and correct in all material respects as of such later date), except those representations set forth in Sections 3(b), 3(c), 3(e), 3(h), 3(i), 3(k), 3(n), 4(b), 4(c), 4A(b) and 4A(c), shall have been true and correct in all respects when made (except to the extent that any such representation and warranty expressly speaks as of a later date, in which case such representation and warranty shall be true and correct in all respects as of such later date), and (ii) (A) with respect to those representations set forth in Sections 3(b), 3(c), 3(e), 3(h), 3(i), 3(k), 3(n), 4(b), 4(c), 4A(b) and 4A(c), shall be true and correct in all respects at and as of the Transaction Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date) and (B) with respect to all other representations of PubCo and SEAC, shall be true and correct in all material respects (other than representations and warranties that are qualified as to “materiality” or PubCo Material Adverse Effect (as defined below), SEAC Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects as so qualified) at and as of the Transaction Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, PubCo Material Adverse Effect or SEAC Material Adverse Effect, which representations and warranties shall be true and correct in all respects as so qualified) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by each of PubCo, SEAC and Lionsgate of each of their respective representations, warranties and agreements contained in this Subscription Agreement as of the Transaction Closing Date (or as of such earlier date, as applicable);

(ii) each of PubCo and SEAC shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) except to the extent consented to in writing by Subscriber, the Business Combination Agreement shall not have been amended or modified, and no condition waived thereunder, in a manner that would reasonably be expected to materially and adversely affect the Subscriber, it being agreed by the parties hereto that any change to the definition of “StudioCo Issuance Equity Value” in the Business Combination Agreement, or a waiver by any party to the Business Combination Agreement of the conditions set forth in Section 7.02(d), 7.02(f) or 7.03(e) (in the case of 7.03(e), only if such waiver leads to Aggregate Transaction Proceeds (as defined in the Business Combination Agreement) being reduced to $315 million or less) of the Business Combination Agreement are deemed to materially and adversely affect the Subscriber and require consent of the Subscriber hereunder;

(iv) the PubCo Common Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance;

(v) PubCo shall have delivered to the Subscriber a certificate of the Secretary of PubCo, dated as of the Transaction Closing Date, in form and substance reasonably satisfactory to the Subscriber, certifying the current versions of the notice of articles and articles of PubCo, and attaching good standing certificates (or substantially equivalent certification), dated within five (5) Business Days of the Transaction Closing Date, from the relevant authorities in its jurisdiction of formation and any other jurisdiction in which PubCo is qualified to do business as of the Transaction Closing Date; and

(vi) If Subscriber so requests, PubCo shall deliver to Subscriber a legal opinion of its U.S. and/or Canadian counsel, as applicable, dated as of the Transaction Closing Date, regarding, in connection with the issuance of the Subscriber Shares, due organization of the Issuer, the valid issuance of the Subscriber Shares, enforceability of the Subscription Agreement, availability of exemptions under applicable securities laws, no conflicts with applicable law or organizational documents, and in form and substance reasonably satisfactory to the Subscriber, executed by such counsel and addressed to the Subscriber and the Other Subscribers.

3. PubCo Representations and Warranties. PubCo represents and warrants to Subscriber that:

(a) (i) As of the date hereof, PubCo (A) is duly organized, validly existing and in good standing under the laws of the Cayman Islands, (B) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, (C) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (i)(C), where the failure to be in good standing would not reasonably be expected to have a PubCo Material Adverse Effect, and (D) was formed for the purpose of the Transaction and is a wholly owned subsidiary of SEAC. (ii) Following the Continuation, PubCo (A) will be duly organized, validly existing and in good standing under the laws of British Columbia, Canada, (B) will have the requisite power and authority to own, lease and operate its properties, to carry on its business as it is then being conducted and to enter into and perform its obligations under this Subscription Agreement, and (C) will be duly licensed or qualified to conduct its business and, if applicable, in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (ii)(C), where the failure to be in good standing would not reasonably be expected to have a PubCo Material Adverse Effect. For purposes of this Subscription Agreement, a “PubCo Material Adverse Effect” means an event, change, development, occurrence, condition or effect (1) with respect to PubCo and its subsidiaries, taken together as a whole, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of PubCo and its subsidiaries, taken together as a whole, or (2) that would reasonably be expected to have a material adverse effect on the authority of PubCo to enter into and timely perform its obligations under this Subscription Agreement and to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares.

(b) The Subscribed Shares will have been duly authorized prior to the Closing and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions (other than those arising under applicable securities laws and other than those imposed by Subscriber), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under PubCo’s organizational documents (as in effect at the time of such issuance) or the laws of its jurisdiction of incorporation.

(c) This Subscription Agreement has been duly authorized, validly executed and delivered by PubCo, and, assuming the due authorization, execution and delivery of the same by SEAC and Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(d) The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by PubCo with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of PubCo pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which PubCo is a party or by which PubCo is bound or to which any of the property or assets of PubCo is subject; (ii) the organizational documents of PubCo; or (iii) assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over PubCo or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a PubCo Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, PubCo is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, provincial, local or other governmental authority, self-regulatory organization (including the Exchange) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) those required by applicable securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 6, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the U.S. Securities and Exchange Commission (the “Commission”) under Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), if applicable, (iv) the filing of a Form 45-106F1 Report of Exempt Distribution in accordance with Canadian securities laws, if applicable, (v) those required by the Exchange, including with respect to obtaining shareholder approval, (vi) those required to consummate the Transaction as provided under the Business Combination Agreement, (vii) those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (viii) those the failure of which to obtain would not reasonably be expected to have a PubCo Material Adverse Effect.

(f) As of the date hereof, (A) the authorized share capital of PubCo is $40,000, divided into 400,000,000 Class A ordinary shares, par value $0.0001 per share, of which 1 Class A ordinary share was issued and outstanding and (B) all of the issued and outstanding ordinary shares of PubCo have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive or similar rights. As of the Transaction Closing Date, the authorized share capital of PubCo shall be sufficient to enable PubCo to issue the Subscribed Shares and the PubCo Common Shares to be issued in the Transaction. Except as pursuant to (1) this Subscription Agreement and the Other Subscription Agreements, or (2) the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from PubCo any ordinary shares or other equity interests in PubCo (collectively, “PubCo Equity Interests”) or securities convertible into or exchangeable or exercisable for PubCo Equity Interests. As of the date hereof, other than MergerCo, PubCo has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. As of the Transaction Closing Date, PubCo will directly own 100% of the assets of Target. There are no shareholder agreements, voting trusts or other agreements or understandings to which PubCo is a party or by which it is bound relating to the voting of any PubCo Equity Interests, other than as contemplated by the Business Combination Agreement. There are no securities or instruments issued by or to which the PubCo is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (x) the Subscribed Shares, (y) the shares to be issued pursuant to any Other Subscription Agreement or (z) any other share capital of PubCo to be issued pursuant to the Transaction.

(g) Except for such matters as have not had or would not be reasonably expected to have a PubCo Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before any court, governmental authority or arbitrator pending, or, to the knowledge of PubCo, threatened in writing against PubCo, by any person or (ii) judgment, decree, injunction, ruling or order of any court, governmental authority or arbitrator outstanding against PubCo.

(h) Upon the consummation of the Transaction, the issued and outstanding PubCo Common Shares will be registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Exchange, subject only to official notice thereof.

(i) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, no registration under the Securities Act or qualification under Canadian securities laws is required for the offer and sale of the Subscribed Shares by PubCo to Subscriber.

(j) Neither PubCo nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares.

(k) PubCo is not, and immediately after receipt of payment for the Subscribed Shares will not be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and shall not rely on Section 3(c)(1) or (7) as a basis for being exempt from such registration.

(l) PubCo is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a PubCo Material Adverse Effect. PubCo has not received any written communication from a governmental authority that alleges that PubCo is not in compliance with or is in default or violation of any applicable law, except where such noncompliance, default or violation would not reasonably be expected to have a PubCo Material Adverse Effect.

(m) PubCo is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Subscribed Shares other than to the Placement Agents (as defined herein).

(n) Other than the Other Subscription Agreements, the Business Combination Agreement and any other agreement expressly contemplated by the Business Combination Agreement, PubCo has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s contemplated investment in PubCo which provides any rights or benefits to such Other Subscriber that are materially more favorable to such Other Subscriber than the rights and benefits in this Subscription Agreement unless such rights or benefits are also offered to Subscriber; provided, that one or more Other Subscription Agreements may include (i) any rights or benefits granted to an Other Subscriber in connection with such Other Subscriber’s compliance with any law, regulation or policy specifically applicable to such Other Subscriber or in connection with the taxable status of such Other Subscriber, or (ii) any rights or benefits which are personal to an Other Subscriber based solely on its place of organization or headquarters, its organizational form, or other particular restrictions applicable to such Other Subscriber. Subject to the foregoing proviso, (x) the Other Subscription Agreements reflect the same Per Share Price and other material terms with respect to the purchase of PubCo Common Shares that are no more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement and (y) after the date hereof, no Other Subscription Agreements shall be amended or modified, and no terms or conditions thereof waived, in a manner that materially benefits such Other Subscriber, unless such amendment, modification or waiver is also offered to the Subscriber.

(o) Neither PubCo nor any of its subsidiaries, nor to the knowledge of PubCo, any of their respective directors, officers, agents, employees or controlled affiliates, is (i) subject to any sanctions administered or enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the government of Canada or any other relevant sanctions authority, (ii) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (iii) any person operating, organized or resident in a country or territory which is itself currently the subject or target of any sanctions or (iv) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. PubCo has not heretofore engaged in any transaction to lend, contribute or otherwise make available its funds or the funds of any joint venture partner or other person or entity towards any sales or operations in Crimea, Cuba, Iran, North Korea, Syria or any other country or region currently sanctioned by OFAC or other applicable governmental authorities for the purpose of financing the activities of any person or entity currently subject to any U.S. sanctions administered by OFAC or any sanctions administered by any other governmental authority.

(p) As of their respective dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by PubCo with the Commission on or prior to the Transaction Closing Date (the “PubCo SEC Reports”), complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder as in effect at the time of filing, and none of PubCo SEC Reports, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Studio Business (as defined in the Business Combination Agreement) included in the PubCo SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects, in conformity with U.S. generally accepted accounting principles, the financial position of the Studio Business as of and for the dates thereof and the results of operations and cash flows for the periods then ended, except as otherwise set forth in the notes thereto, and subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(q) All of the written disclosure furnished by or on behalf of PubCo to Subscriber regarding PubCo, Target, the Transaction and the transactions contemplated hereby, including without limitation the Investor Presentation dated November 13, 2023 (the “Investor Presentation”), but excluding any forward-looking statements or projected financial information contained therein, as of the date of such Investor Presentation or as of the date furnished to the Subscriber with respect to other information, was true and correct in all material respects.

(r) (i) To the best of PubCo’s knowledge as of the date hereof, the representations and warranties regarding the Target made by Lionsgate in the Business Combination Agreement are true and correct, as qualified therein and by the disclosure schedules to the Business Combination Agreement and (ii) as of the Closing, PubCo is not aware of any facts that would cause the conditions in Section 7.02(a) of the Business Combination Agreement not to be satisfied as of the Closing.

4. SEAC Representations and Warranties. SEAC represents and warrants to Subscriber that:

(a) SEAC (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power (corporate or otherwise) and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SEAC Material Adverse Effect. For purposes of this Subscription Agreement, a “SEAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect (1) with respect to SEAC and its subsidiaries, taken together as a whole, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of SEAC and its subsidiaries, taken together as a whole, or (2) that would reasonably be expected to have a material adverse effect on the authority of SEAC to enter into and timely perform its obligations under this Subscription Agreement and to consummate the transactions contemplated hereby.

(b) This Subscription Agreement has been duly authorized, validly executed and delivered by SEAC, and, assuming the due authorization, execution and delivery of the same by PubCo and Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of SEAC, enforceable against SEAC in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(c) The execution and delivery of this Subscription Agreement and the compliance by SEAC with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SEAC pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SEAC is a party or by which SEAC is bound or to which any of the property or assets of SEAC is subject; (ii) the organizational documents of SEAC; or (iii) assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over SEAC or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a SEAC Material Adverse Effect.

(d) As of their respective dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by SEAC with the Commission on or prior to the Transaction Closing Date (the “SEAC SEC Reports”), complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder as in effect at the time of filing, and none of SEAC SEC Reports, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of SEAC included in SEAC SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects the financial position of SEAC as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of SEAC SEC Reports.

(e) Except for such matters as have not had and would not be reasonably expected to have a SEAC Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a court, governmental authority or arbitrator pending, or, to the knowledge of SEAC, threatened in writing against SEAC, by any person, or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against SEAC.

(f) SEAC is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a SEAC Material Adverse Effect. SEAC has not received any written communication from a governmental authority that alleges that SEAC is not in compliance with or is in default or violation of any applicable law, except where such noncompliance, default or violation would not reasonably be expected to have a SEAC Material Adverse Effect.

(g) Other than the Other Subscription Agreements, the Business Combination Agreement and any other agreement expressly contemplated by the Business Combination Agreement, SEAC has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s contemplated investment in PubCo which provides any rights or benefits to such Other Subscriber that are materially more favorable to such Other Subscriber than the rights and benefits in this Subscription Agreement unless such rights or benefits are also offered to Subscriber; provided, that one or more Other Subscription Agreements may include (i) any rights or benefits granted to an Other Subscriber in connection with such Other Subscriber’s compliance with any law, regulation or policy specifically applicable to such Other Subscriber or in connection with the taxable status of such Other Subscriber, or (ii) any rights or benefits which are personal to an Other Subscriber based solely on its place of organization or headquarters, its organizational form, or other particular restrictions applicable to such Other Subscriber. Subject to the foregoing proviso, (x) the Other Subscription Agreements reflect the same Per Share Price and other material terms with respect to the purchase of PubCo Common Shares that are no more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement and (y) after the date hereof, no Other Subscription Agreements shall be amended or modified, and no terms or conditions thereof waived, in a manner that materially benefits such Other Subscriber, unless such amendment, modification or waiver is also offered to the Subscriber.

(h) All of the written disclosure furnished by or on behalf of SEAC to Subscriber regarding SEAC, PubCo, Target, the Transaction and the transactions contemplated hereby, including without limitation the Investor Presentation, but excluding any forward-looking statements or projected financial information contained therein, as of the date of such Investor Presentation or as of the date furnished to the Subscriber with respect to other information, was true and correct in all material respects.

(i) (i) To the best of SEAC’s knowledge, as of the date hereof, the representations and warranties regarding the Target made by Lionsgate in the Business Combination Agreement are true and correct, as qualified therein and by the disclosure schedules to the Business Combination and (ii) as of the Closing, SEAC is not aware of any facts that would cause the conditions in Section 7.02(a) of the Business Combination Agreement not to be satisfied as of the Closing.

4A. Lionsgate Representations and Warranties. Lionsgate represents and warrants to Subscriber that:

(a) This Subscription Agreement has been duly authorized, validly executed and delivered by Lionsgate, and, assuming the due authorization, execution and delivery of the same by PubCo, SEAC and Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of Lionsgate, enforceable against Lionsgate in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(b) The execution and delivery of this Subscription Agreement and the compliance by Lionsgate with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Studio Business (as defined in the Business Combination Agreement) pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Lionsgate is a party or by which Lionsgate is bound or to which any of the property or assets of the Studio Business is subject; (ii) the organizational documents of Lionsgate; or (iii) assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Studio Business or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Studio Material Adverse Effect (as defined in the Business Combination Agreement).

(c) None of LGEC SEC Documents (as defined in the Business Combination Agreement) filed (but not furnished) prior to the date hereof since April 1, 2022, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, solely with respect to the Studio Business.

(d) The forward-looking statements or projected financial information contained in the Investor Presentation (subject to the disclaimers and qualifiers set forth therein) were prepared in good faith on a reasonable basis based on the information then available to Lionsgate.

5. Subscriber Representations and Warranties. Subscriber represents and warrants to PubCo and SEAC that:

(a) Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b) This Subscription Agreement has been duly authorized and validly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by PubCo and SEAC, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(c) The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Subscriber’s ability to timely consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

(d) Subscriber (i) is (A) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act), or (B) an “accredited investor” (within the meaning of National Instrument 45-106 Prospectus Exemptions), (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or accredited investor (within the meaning of National Instrument 45-106 Prospectus Exemptions) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or Canadian securities laws. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares. Subscriber acknowledges that it has been informed that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

(e) Subscriber and its investment adviser, if applicable, understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and in reliance upon exemptions from the prospectus requirements of applicable Canadian securities laws, and that the Subscribed Shares have not been registered under the Securities Act and that PubCo is not required to register the Subscribed Shares except as set forth in Section 6 of this Subscription Agreement. Subscriber understands that the Subscribed Shares will be “restricted securities” within the meaning of the Securities Act and may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to PubCo or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act and, in each of clauses (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, Canada and foreign jurisdictions, and that any certificates or book-entry statements representing the Subscribed Shares shall contain applicable legends to such effect. As a result of these transfer restrictions, Subscriber understands that Subscriber may not be able to readily resell, offer, pledge or otherwise dispose of the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Transaction Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares. In addition, Subscriber understands that PubCo is not, and is under no obligation to become, a “reporting issuer” (as such term is defined in provincial securities legislation) in any jurisdiction of Canada, that the hold period under applicable Canadian securities laws may therefore be indefinite, and that the Subscriber may be unable to sell or otherwise dispose of the Subscribed Shares for an indeterminate period of time, unless such sale occurs pursuant to an effective registration statement under the Securities Act and the sale is made either (i) to a purchaser that is not resident in Canada, or (ii) on or through the facilities of an exchange or market outside Canada and the Subscriber has no reason to believe that the purchaser is resident in Canada.

(f) Subscriber and its investment adviser, if applicable, understands and agrees that Subscriber is purchasing the Subscribed Shares directly from PubCo. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by PubCo, SEAC, any other party to the Transaction, any Placement Agent (as defined herein), or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of PubCo and SEAC set forth in this Subscription Agreement.

(g) In making its decision to purchase the Subscribed Shares, Subscriber, and its investment adviser, if applicable, has relied solely upon independent investigation made by Subscriber and the representations and warranties of the parties contained in this Subscription Agreement. Subscriber acknowledges and agrees that Subscriber has received or had access to, and had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to PubCo, SEAC and the Transaction (including the Target and its subsidiaries

(collectively, the “Acquired Companies”)), and has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscribers investment in the Subscribed Shares. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares. Subscriber acknowledges that certain information provided to it by SEAC was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber further acknowledges that such information and projections were prepared without the participation of the Placement Agents and that the Placement Agents do not assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections. Subscriber acknowledges and agrees that none of Citigroup Global Markets Inc. (“Citi”) and Morgan Stanley & Co. LLC (“Morgan Stanley”), acting as placement agents to SEAC and PubCo (each, a “Placement Agent” and, collectively, the “Placement Agents”), or any affiliate of any Placement Agent, has provided Subscriber with any advice with respect to the Subscribed Shares and that no such advice was necessary or desired. None of the Placement Agents or any of their respective affiliates has made or makes any representation as to SEAC or the Acquired Companies or the quality or value of the Subscribed Shares. Subscriber acknowledges that the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to PubCo, SEAC or the Subscribed Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by SEAC.

(h) Subscriber acknowledges that no disclosure or offering document has been prepared in connection with this offering of the Subscribed Shares by the Placement Agents or any of their affiliates.

(i) Subscriber agrees that none of the Placement Agents shall be liable to the Subscriber (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with this offering of the Subscribed Shares. This undertaking is given freely and after obtaining independent legal advice.

(j) Subscriber, and its investment adviser, if applicable, became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and PubCo or SEAC, or their respective representatives or affiliates, or by means of contact from a Placement Agent, and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and PubCo or SEAC, or their respective representatives or affiliates, or by means of contact from a Placement Agent. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means. Subscriber acknowledges that PubCo represents and warrants that the Subscribed Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state or provincial securities laws.

(k) Subscriber, and its investment adviser, if applicable, acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares, including those set forth in SEAC’s filings with the Commission. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber is an institutional account as defined in FINRA Rule 4512(c), and is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities. Subscriber understands and acknowledges that it has been informed that the purchase and sale of the Subscribed Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(l) Subscriber, and its investment adviser, if applicable, has analyzed and considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in PubCo. Subscriber acknowledges specifically that a possibility of total loss of its investment exists.

(m) Subscriber understands and agrees that (i) no federal (U.S. or foreign), state or provincial agency, securities commission or similar regulatory authority has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment, and (ii) PubCo has advised the Subscriber that PubCo is relying on an exemption from the requirements to provide the Subscriber with a prospectus under Canadian securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by applicable Canadian securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(n) Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or in any OFAC List, or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived and will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”), and the Subscriber acknowledges that PubCo may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s Subscription, on a confidential basis, pursuant to the PCMLA; and Subscriber shall promptly notify PubCo if the Subscriber discovers that any of such representations ceases to be true prior to the Closing, and to provide PubCo with appropriate information in connection therewith.

(o) Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof, Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or end of day short sale positions with respect to the securities of SEAC. Notwithstanding the foregoing, (i) if the Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the foregoing representation shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the PubCo Common Shares pursuant hereto and (ii) and in the case of a Subscriber whose investment adviser utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first being contacted by PubCo, SEAC, the Placement Agents or such other person representing SEAC or PubCo, the representation set forth above shall only apply after the point in time when the portfolio manager who manages such Subscriber’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Subscriber’s investment adviser, the representation set forth above shall only apply with respect to any purchases or sales of the securities of PubCo or SEAC on behalf of other funds or investment vehicles for which the Subscriber’s investment adviser is also an investment adviser or sub-adviser after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which the Subscriber’s investment adviser is also an investment adviser or sub-adviser was informed of the information regarding the transactions contemplated hereunder. For the avoidance of doubt, this Section 5(m) shall not apply to ordinary course, non-speculative hedging transactions.

(p) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that neither PubCo, SEAC nor any of their respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and neither PubCo, SEAC nor any of their respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares.

(q) At Closing, Subscriber will have sufficient funds to pay the Purchase Price pursuant to and in accordance with Section 2(b).

(r) Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including the Placement Agents), other than the representations and warranties of PubCo and SEAC expressly set forth in this Subscription Agreement. Subscriber agrees that no Other Subscriber pursuant to any Other Subscription Agreement shall be liable to any Other Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Shares hereunder.

(s) Subscriber acknowledges and agrees that (a) each Placement Agent is acting solely as the SEAC’s and PubCo’s placement agent in connection with the private placement of the Subscribed Shares and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary of the Subscriber, SEAC or any other person or entity in connection with the private placement of the Subscribed Shares, (b) no Placement Agent has made or will make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the private placement of the Subscribed Shares, and (c) no Placement Agent will have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the private placement of the Subscribed Shares or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning SEAC, Lionsgate or the Target, or the private placement of the Subscribed Shares.

(t) Subscriber acknowledges that Morgan Stanley is also acting as a financial advisor to Lionsgate in connection with the Transaction. Subscriber further acknowledges that Citi is also acting as exclusive capital markets and financial advisor to SEAC and PubCo in connection with the Transaction.

(u) No broker or finder has acted on behalf of the Subscriber in connection with the purchase of the Subscribed Shares pursuant to this Subscription Agreement in such a way as to create any liability on the part of PubCo, SEAC, Lionsgate, the Target or any of their respective affiliates.

(v) The Subscriber hereby acknowledges and is aware that Citi acted as an underwriter in SEAC’s initial public offering (“IPO”), for which role, Citi received compensation pursuant to the Underwriting Agreement, dated as of January 5, 2022, by and between SEAC and Citi and Goldman Sachs & Co. LLC, as representatives of the underwriters named therein (“Underwriting Agreement”), and pursuant to which, should a Transaction be consummated, Citi, as an IPO underwriter, may be entitled to receive its portion of the deferred underwriting compensation from SEAC as provided in the Underwriting Agreement.

6. Registration of Subscribed Shares.

(a) PubCo will endeavor to, on or prior to the Transaction Closing Date, and in no event later than thirty (30) calendar days after the Transaction Closing Date (the “Filing Date”) shall, file with the Commission (at PubCo’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale by Subscriber of the Subscribed Shares, and PubCo shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the Filing Date, but in any event no later than sixty (60) calendar days after the Filing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the Filing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that PubCo shall have the Registration Statement declared effective within ten (10) Business Days after the date PubCo is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed for. PubCo shall provide a draft of the Registration Statement to the Subscriber for review at least five (5) Business Days in advance of the Filing Date, and Subscriber shall provide any comments on the Registration Statement to PubCo no later than the day immediately preceding the Filing Date. Unless otherwise agreed to in writing by the Subscriber prior to the filing of the Registration Statement, the Subscriber shall not be identified as a statutory underwriter in the Registration Statement; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to PubCo. Notwithstanding the foregoing, if the Commission prevents PubCo from including any or all of the Subscribed Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Subscribed Shares, such Registration Statement shall register for resale such number of Subscribed Shares which is equal to the maximum number of Subscribed Shares as is permitted by the Commission provided that, (i) if such limitation on the number of Subscribed Shares to be included relates to a specific selling shareholder named in the Registration Statement, the number of Subscribed Shares included in the Registration Statement for such specific selling shareholder shall be reduced first before any other selling shareholder and (ii) if the PubCo Common Shares held by selling shareholders other than the Subscribers are included in the Registration Statement, then the number of PubCo Common Shares held by such other selling shareholders shall be reduced before any Subscribed Shares. In such event, as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, PubCo shall amend the Registration Statement or file one or more new Registration Statement(s) (such amendment or new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Subscribed Shares and cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof.

(b) PubCo agrees that, except for such times as PubCo is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, PubCo will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (i) five (5) years from the effective date of the Registration Statement, (ii) the date on which Subscriber ceases to hold any Subscribed Shares or (iii) on the first date on which the Subscriber can sell all of its Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for PubCo to be in compliance with the current public information required under Rule 144(c)(1) (or Rule

144(i)(2), if applicable) (such period, the “Effectiveness Period”). PubCo shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. For so long as the Registration Statement shall remain effective, PubCo will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell the Subscribed Shares pursuant to the Registration Statement, qualify the Subscribed Shares for listing on the Exchange and update or amend the Registration Statement as necessary to include Subscribed Shares. PubCo will use its commercially reasonable efforts to, for so long as the Subscriber holds Subscribed Shares, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of PubCo under the Exchange Act so long as PubCo remains subject to such requirements to enable the Subscriber to resell the Subscribed Shares pursuant to Rule 144.

(c) PubCo’s obligations to include the Subscribed Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to PubCo a selling shareholder questionnaire or such other information concerning the Subscriber as shall be reasonably requested by PubCo as required under applicable law to effect the registration of the Subscribed Shares; provided, that PubCo shall request such information from Subscriber at least five (5) Business Days prior to the anticipated Filing Date of the Registration Statement. In the case of the registration effected by PubCo pursuant to this Subscription Agreement, PubCo shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Subscribed Shares. Notwithstanding anything to the contrary contained herein, PubCo may delay or postpone filing of such Registration Statement, and from time to time require Subscriber not to sell under the Registration Statement or suspend the use of any such Registration Statement (i) if there is an occurrence or existence of any pending corporate development with respect to PubCo that, after consultation with legal counsel, PubCo’s board of directors reasonably believes may be material and that, in the reasonable determination of the PubCo’s board of directors, makes it not in the best interest of PubCo to allow continued availability of a Registration Statement or any prospectus thereunder, (ii) if there is an occurrence of any event with respect to PubCo that, after consultation with legal counsel, would make any statement made in such Registration Statement untrue in any material respect or that requires any revisions to such Registration Statement so that such Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, or (iii) due to the filing of a post-effective amendment to a Registration Statement to update the prospectus therein to include the information contained in PubCo’s Annual Report on Form 10-K, which suspensions may extend for the amount of time reasonably required to respond to any comments of the staff of the Commission on such amendment (each such circumstance, a “Suspension Event”); provided, that, with respect to foregoing clause (i), PubCo shall not so delay filing or so suspend the use of the Registration Statement for a period of more than thirty (30) consecutive days or more than two (2) times or more than one hundred and twenty (120) total calendar days, in each case in any three hundred sixty (360) day period, and PubCo shall use commercially reasonable efforts to make such registration statement available for the sale by the Subscriber of such securities as soon as practicable thereafter.

If a Registration Statement covering the Subscribed Shares is not filed with the Commission on or prior to the Filing Date (a “Registration Failure”), then, in addition to any other rights the Subscribers may have hereunder or under applicable law, PubCo will make pro rata payments to each Subscriber of then outstanding Subscribed Shares, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber at the end of the initial thirty (30) day period ((or pro rata portion thereof with respect to such initial period) and for each subsequent thirty (30) day period thereafter, one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber for each thirty (30) day period (or pro rata portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. The Registration Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Registration Failure and the end of each subsequent thirty (30)-day period

(or portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. Such payments shall be made in cash to each Subscriber then holding Subscribed Shares. Interest shall accrue at the rate of one percent (1%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full. If, other than due to a Force Majeure, (A) a Registration Statement covering the Subscribed Shares is not declared effective by the Commission by the Effectiveness Deadline or (B) after a Registration Statement has been declared effective by the Commission or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the PubCo’s failure to update such Registration Statement) (each of (A) and (B), a “Maintenance Failure”), then PubCo will make pro rata payments to each Subscriber then holding Subscribed Shares, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber at the end of the initial thirty (30) day period ((or pro rata portion thereof with respect to such initial period) and for each subsequent thirty (30) day period thereafter, one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber for each thirty (30)-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured; provided, that no Registration Liquidated Damages shall accrue with respect to a Registration Failure during any period in which Effectiveness Liquidated Damages are accruing. The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the end of the date of such Maintenance Failure and each subsequent thirty (30)-day period (pro rata for any portion thereof). Such payments shall be made to each Subscriber then holding Subscribed Shares in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full. Notwithstanding the foregoing, (A) no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve PubCo of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), (B) in no event shall the aggregate amount of Liquidated Damages payable to Subscriber exceed, in the aggregate, five percent (5.0%) of the aggregate purchase price paid by such Subscriber pursuant to this Subscription Agreement, (C) no Liquidated Damages shall accrue or be payable with respect to any reduction in the number or Subscribed Shares to be included in a Registration Statement due to the application of Rule 415 as set forth in Section 6(a) or Subscriber’s withdrawal of (or decision not to include) the Subscribed Shares from the Registration Statement and (D) no Liquidated Damages shall accrue or be payable with respect to an ongoing Suspension Event, subject to the limitations set forth herein. For the purposes of this Subscription Agreement, a “Force Majeure” means an event beyond the reasonable control of, and not proximately caused by any action of, PubCo or any of its Affiliates which (i) by its nature could not reasonably have been foreseen by the PubCo or any of its Affiliates or (ii) if it could reasonably have been foreseen, was unavoidable, including, for the avoidance of doubt, if the SEC is closed for operations due to a government shutdown or lapse in appropriations.

(d) Upon receipt of any written notice from PubCo of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than one (1) Business Day from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than one (1) Business Day from the date of such Suspension Event, (iii) of the receipt by PubCo of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Subscribed Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; or (iv) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, the Subscriber agrees that (1) it will immediately discontinue offers and sales of the Subscribed Shares under the Registration Statement until the Subscriber receives copies of a supplemental or amended prospectus (which PubCo agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or supplement has been filed or unless otherwise notified by PubCo that it may resume such offers and sales, and (2) it will maintain the confidentiality of, and will not use, any information included in such written notice delivered by PubCo, except that the Subscriber may disclose such information solely to the extent required by law, subpoena or regulatory request or requirement. Notwithstanding anything to the contrary set forth herein, PubCo shall not, when so advising Subscriber of such events, provide Subscriber with any material, non-public information regarding PubCo (or if such notice would constitute material, non-public information regarding PubCo, shall only provide such notice to the representation specified by the Subscriber to receive such notices). If so directed by PubCo, the Subscriber will deliver to PubCo or, in the Subscriber’s sole discretion destroy, all copies of the prospectus covering the Subscribed Shares in the Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Shares shall not apply (x) to the extent the Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (y) to copies stored electronically on archival servers as a result of automatic data back-up.

(e) Subscriber may deliver written notice (an “Opt-Out Notice”) to PubCo requesting that Subscriber not receive notices from PubCo otherwise required by this Section 6; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) PubCo shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify PubCo in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(e)) and the related suspension period remains in effect, PubCo will so notify Subscriber, within two (2) Business Days of Subscriber’s notification to PubCo, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.

(f) For purposes of this Section 6 of this Subscription Agreement, (i) “Subscribed Shares” shall mean, as of any date of determination, the Subscribed Shares (as defined in the recitals to this Subscription Agreement) and any other equity security issued or issuable with respect to the Subscribed Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement (excluding, for the avoidance of doubt, any PubCo Common Shares or other equity securities acquired in any other manner), and (ii) “Subscriber” shall include any person to which the rights under this Section 6 shall have been duly assigned pursuant to this Subscription Agreement.

(g) PubCo shall indemnify and hold harmless Subscriber (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents, investment advisors and employees of Subscriber, each person who controls Subscriber (within the meaning of the Securities Act or Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all reasonable out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to PubCo by or on behalf of Subscriber expressly for use therein or that Subscriber has omitted a material fact from such information. PubCo shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which PubCo is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares by Subscriber. Notwithstanding the forgoing, PubCo’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of PubCo (which consent shall not be unreasonably withheld or delayed).

(h) Subscriber shall, severally and not jointly with any Other Subscriber in the offering contemplated by this Subscription Agreement or selling shareholder named in the Registration Statement, indemnify and hold harmless PubCo, its directors, officers, members, managers, partners, agents and employees, each person who controls PubCo (within the meaning of the Securities Act and Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to PubCo by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information. Subscriber shall notify PubCo promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares by Subscriber. In no event shall the liability of Subscriber exceed the dollar amount of the net proceeds received by Subscriber upon the sale of the Subscribed Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or, in the exercise of the indemnifying party’s rights under clause (B) above, elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Subscribed Shares purchased pursuant to this Subscription Agreement.

(k) If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Subscriber shall not exceed, when combined with any amounts owing under Section 6(h), the dollar amount of the net proceeds received by the Subscriber from the sale of Subscribed Shares giving rise to such contribution obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

7. Other Covenants.

(a) Once a Registration Statement covering the resale of the PubCo Common Shares is declared effective, PubCo shall remove all restrictive legends, and PubCo shall provide its transfer agent (the “Transfer Agent”) a blanket opinion of counsel permitting such removal. In addition to the foregoing, in connection with any sale or other disposition of the Subscribed Shares by the Subscriber pursuant to Rule 144 or National Instrument 45-102 Resale of Securities, if requested by the Subscriber, PubCo shall cause its Transfer Agent to remove any restrictive legends related to the book entry account holding such Subscribed Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from the Subscriber; provided that PubCo and the Transfer Agent have timely received from the Subscriber customary representations and documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith. Subject to receipt from the Subscriber by PubCo and the Transfer Agent of such customary representations and documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith, the Subscriber may request that PubCo remove any legend from the book entry position evidencing its Subscribed Shares and PubCo will, if required by the Transfer Agent, use its commercially reasonable efforts to cause an opinion of PubCo’s counsel be provided, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act or National Instrument 45-102 Resale of Securities, following the earliest of such time as such Subscribed Shares are subject to or are about to be sold pursuant to Rule 144 or in accordance with or National Instrument 45-102 Resale of Securities. If restrictive legends are no longer required for such Subscribed Shares pursuant to the foregoing, PubCo shall, in accordance with the provisions of this section and within three (3) trading days of any request therefor from the Subscriber accompanied by such customary representations and documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares and an opinion of PubCo counsel, if required. PubCo shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with any actions taken pursuant hereto with respect to any legend removal and reissuance.

(b) Subscriber hereby agrees that, from the date of this Subscription Agreement until the earlier of the Closing or the termination of this Subscription Agreement in accordance with its terms, none of Subscriber or any person or entity acting on behalf of Subscriber or pursuant to any understanding with Subscriber will engage, directly or indirectly, in any Short Sales with respect to securities of SEAC or PubCo, as applicable. For purposes of this Section 7(b), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, if the Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the foregoing representation shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the PubCo Common Shares pursuant hereto.

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 are not satisfied or waived as of the Transaction Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated as of the Transaction Closing Date, and (d) the date that is 60 days after the Outside Date (as defined in the Business Combination Agreement as in effect on the date hereof, without giving effect to the extension set forth in Section 8.01(b)(x) of the Business Combination Agreement or to any amendment, modification or waiver of any provision thereof that would have the effect of extending the Outside Date to a later time); provided, that nothing herein will relieve any party hereto from liability for any willful breach hereof prior to the time of termination, and each party hereto will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. PubCo shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination thereof. Upon the termination of this Subscription Agreement in accordance with this Section 8, any Purchase Price paid by the Subscriber to PubCo in connection herewith shall be promptly returned to the Subscriber within two (2) Business Days of such termination.

9. Trust Account Waiver. Subscriber hereby acknowledges that SEAC has established a trust account (the “Trust Account”) containing the proceeds of its IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SEAC’s public shareholders and certain other parties (including the underwriters of the IPO). For and in consideration of SEAC entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby (i) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, that arises as a result of, in connection with or relating in any way to this Subscription Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (ii) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Subscription Agreement, and (iii) will not seek recourse against the Trust Account for any Released Claims; provided, however, that nothing in this Section 9 shall be deemed to limit any Subscriber’s right to distributions from the Trust Account in accordance with the SEAC Articles in respect of any redemptions by Subscriber of any Class A Ordinary Shares of SEAC (the “SEAC Class A Ordinary Shares”) it acquired by any means other than pursuant to this Subscription Agreement. Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to SEAC to enter into this Subscription Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 9 shall survive termination of this Subscription Agreement.

10. Miscellaneous.

(a) The provisions of this Subscription Agreement shall be interpreted in accordance with the following definitions, which shall apply equally to the singular and plural forms of the terms defined. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The verb form of the word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “or” and “any” shall not be construed to be disjunctive but not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” References to “$” or “dollars” shall mean United States dollars. Unless the context requires otherwise, (i) references to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended or supplemented from time to time, including through the promulgation of rules or regulations thereunder; (ii) the words “herein,” “hereto,” “hereby,” “hereof” and “hereunder” and words of similar import shall be construed to refer to this Subscription Agreement in its entirety and not to any particular provision hereof; and (iii) references to “Sections” shall be construed to refer to sections of this Subscription Agreement. “Writing”, “written” and comparable terms shall be deemed to refer to printing, typing or any other means (including e-mail and other electronic or digital media) of reproducing words in a visible form. Unless otherwise specified, the reference date for purposes of calculating any period shall be excluded from such calculation, but any period “from” or “through” a specified date shall commence or end, as applicable, on such specified date. Each party hereto acknowledges and agrees that it has been represented by legal counsel during, and has participated jointly with the other party hereto in, the negotiation and execution of this Subscription Agreement and waives the application of any law or rule of construction providing that ambiguities in a contract or other document or any provision thereof will be construed against the party that drafted such contract or other document or provision thereof.

(b) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given, delivered and received (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent via overnight mail to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 10(b).

(c) Prior to the Closing, Subscriber agrees to promptly notify the other parties hereto if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Prior to the Closing, each of Lionsgate, PubCo and SEAC agree to promptly notify Subscriber if it becomes aware of any failure of any of its representations or warranties set forth herein to be true and correct, or any failure to perform or comply with any of its covenants set forth herein, in each case, such that the condition specified in Section 2(e)(i) or Section 2(e)(ii) would not be satisfied on the Transaction Closing Date.

(d) Each of PubCo, SEAC, Lionsgate, the Target, the Placement Agents and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(e) Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

(f) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder, if any) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to Lionsgate, PubCo or SEAC hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, Lionsgate, PubCo and SEAC may transfer the

Subscription Agreement and their rights hereunder in connection with the consummation of the Transaction, including in connection with the Continuation and the Amalgamations). Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more funds or accounts managed by the investment manager or investment advisor that manages Subscriber (or an affiliate that controls, is controlled by or is under common control with such investment manager or investment advisor) or, with the prior written consent of the other parties hereto, to another person, provided, in each case, that any assignee agrees in writing to be bound by the terms hereof as if it were an original party hereto and that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations.

(g) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(h) Prior to Closing, PubCo may request from Subscriber such additional information as it may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent reasonably available; provided that PubCo agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations, (B) as requested by the staff of the Commission and (C) to the extent such disclosure is required by other laws, rules or regulations, any order of a governmental authority or under the rules or regulations of the Exchange. Subscriber acknowledges that PubCo and SEAC will file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report or a registration statement.

(i) This Subscription Agreement may not be amended, modified, waived or terminated (other than as provided by and in accordance with Section 8) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought; provided, that, any amendment, modification, waiver or termination provided by SEAC or PubCo shall require the prior written consent of Lionsgate.

(j) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties hereto, with respect to the subject matter hereof.

(k) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(l) If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(m) This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(n) This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person except as expressly provided herein; provided, however, that the Placement Agents shall be intended third party beneficiaries of the representations and warranties of PubCo in Section 3 hereof, SEAC in Section 4 hereof and of Subscriber in Section 5 hereof and of the provisions of Section 10 hereof applicable to it.

(o) The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be adequate remedy for such damage. It is accordingly agreed that the parties hereto shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 10(o) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(p) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction.

(q) EACH PARTY HERETO AND ANY PERSON IDENTIFIED AS A THIRD PARTY BENEFICIARY HEREUNDER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES HERETO AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(r) The parties hereto agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware) (collectively the “Designated Courts”). Each party hereto hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereto hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties hereto also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 10(b) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties hereto have submitted to jurisdiction as set forth above.

(s) SEAC shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements), the Transaction and any other material, non-public information (including, for the avoidance of doubt, with respect to Lionsgate) that the Placement Agents or PubCo or SEAC (or any of PubCo’s or SEAC’s officers, directors or employees) has provided to Subscriber at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to SEAC’s knowledge, Subscriber shall not be in possession of any material, non-public information received from SEAC or any of its officers, directors or employees or the Placement Agents. Notwithstanding the foregoing, SEAC shall not publicly disclose the name of Subscriber, the investment adviser of Subscriber, or any of their respective affiliates, or include the name of Subscriber, the investment adviser of Subscriber, or any of their respective affiliates (i) in any press release or marketing materials without the prior written consent (including by e-mail) of Subscriber or (ii) in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by e-mail) of Subscriber, except as required by the applicable securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the rules or regulations of the Exchange, in which case SEAC shall, to the extent legally permissible, provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by either PubCo, SEAC, Lionsgate or the Target for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the Commission).

(t) The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of PubCo, SEAC or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber, any Other Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscriber or other investor as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscriber or other investor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

11. Open Market Purchases.

(a) In the event Subscriber elects to purchase SEAC Class A Ordinary Shares for its own account pursuant to open-market transactions at a price of less than the Redemption Price per share with third parties (the “Open-Market Purchase Shares”) after the date hereof and prior to the record date established for voting at the extraordinary general meeting of shareholder of SEAC held to approve the Transactions (the “SEAC Shareholder Meeting”), and/or (ii) to the extent Subscriber elects to apply any SEAC Class A Ordinary Shares it beneficially owns as of the date of this Subscription Agreement (the “Currently Owned Shares”, with such number of Currently Owned Shares not to exceed the amount listed on the signature page hereto), the number of Subscribed Shares that Subscriber shall be obligated to purchase pursuant to this Subscription Agreement, may be reduced on a one-for-one basis, at Subscriber’s election, by up to the total number of Subscribed Shares subscribed for by Subscriber pursuant to the terms of this Subscription Agreement (the “Reduction Right”); in each case, subject to Subscriber agreeing, (i) with respect to the Open-Market Purchase Shares, to (A) not sell or otherwise transfer such Open-Market Purchase Shares prior to the consummation of the Transactions, (B) not vote any Open-Market Purchase Shares in favor of approving the Transactions and instead submit a proxy abstaining from voting thereon, and (C) to the extent it has the right to have any of its Open-Market Purchase Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights (collectively, the “Open-Market Purchase Reduction Conditions”), and (ii) with respect to the Currently Owned Shares, to (A) not sell or otherwise transfer such Currently Owned Shares prior to the consummation of the Transactions, (B) vote all of its Currently Owned Shares in favor of approving the Transactions at the SEAC Shareholder Meeting, and (C) to the extent it has the right to have any of its Currently Owned Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights (the “Currently Owned Shares Reduction Conditions”).

(b) Subscriber shall, no later than one (1) Business Day after the Record Date, deliver a certificate (the “Certificate”) to SEAC, signed by Subscriber, certifying: (i) the number of Subscribed Shares for which Subscriber has elected to exercise its Reduction Right, including the number of Open-Market Purchase Shares and Currently Owned Shares so elected, and (ii)(x) with respect to any such Open-Market Purchase Shares, (1) the date of such Open-Market Purchase, (2) the price per share at which such Open-Market Purchase Shares were purchased by Subscriber, and (3) an affirmation that Subscriber has and will comply with the Open-Market Purchase Reduction Conditions, and (y) with respect to any such Currently Owned Shares, an affirmation that Subscriber has and will comply with the Currently Owned Shares Reduction Conditions. In the event that subsequent to exercising its Reduction Right, Subscriber desires to lower the number of Subscribed Shares subject to such reduction (i.e., increase the number of Subscribed Shares to be purchased pursuant to this Subscription Agreement), Subscriber may so amend the Certificate with the consent of SEAC. Notwithstanding anything to the contrary in the foregoing, no later than three (3) Business Days prior to the anticipated Transaction Closing Date as set forth in the Closing Notice, Subscriber shall reaffirm to the SPAC in writing that the certifications included in the Certificate are true and correct, and shall provide SEAC with such other information as it may reasonably request in order for SEAC to issue the Reduction Right Shares to Subscriber prior to the SEAC Merger including, without limitation, the legal name of the person in whose name the Reduction Right Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

(c) In consideration of Subscriber’s performance of its obligations set forth in Sections 11(a) and (b) hereto, for every Open-Market Purchase Share and/or Currently Owned Share for which Subscriber exercises its Reduction Right, Subscriber will be entitled to purchase 0.1111 newly issued SEAC Class A Ordinary Shares (the “Reduction Right Shares”), at a purchase price of $0.0001 per share, which Reduction Right Shares will be issued by SEAC to Subscriber prior to the SEAC Merger and will contain restrictive legends similar to the Subscribed Shares. No fractional Reduction Right Shares will be issued to Subscriber in connection with the foregoing, but rather the aggregate number of Reduction Right Shares to be issued hereunder will be rounded down to the nearest whole number. In the event that any Reduction Right Shares have been issued to Subscriber but the Transaction does not close, unless SEAC (or PubCo, if applicable) otherwise agrees in writing, such Reduction Right Shares shall be deemed repurchased for no consideration and any related book entries shall be cancelled. Any Reduction Right Shares issued pursuant to this Subscription Agreement will be considered “Subscribed Shares” for purposes of Section 6 hereof.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has executed, or caused to be executed by its duly authorized representative, this Subscription Agreement as of the date first set forth above.

SCREAMING EAGLE ACQUISITION CORP.

By:
Name:
Title:
Address for Notices:

SEAC II CORP.

By:
Name:
Title:
Address for Notices:

LIONS GATE ENTERTAINMENT CORP.

By:
Name:
Title:
Address for Notices:

[Signature Page to PIPE Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed, or caused to be executed by its duly authorized representative, this Subscription Agreement as of the date first set forth above.

Name of Subscriber:

By:
Name:
Title:

Name in which Subscribed Shares are to be registered (if different):

Subscriber’s EIN or Social Insurance Number (if applicable):

Business Address-Street:

City, State, Zip OR Province, Postal Code:

Attn:

Telephone No.:
Email for notices:

Number of Subscribed Shares subscribed for:

Aggregate Purchase Price: $

[Number of Currently Owned Shares owned on the date hereof : [●]

Register the Subscribed Shares as set forth below:

(Name)

(Account reference, if applicable)

(Address)

Annex E

INVESTOR SUPPORT AGREEMENT

INVESTOR SUPPORT AGREEMENT, dated as of December 22, 2023 (this “Agreement”), by and between LG Orion Holdings ULC, a British Columbia unlimited liability company (the “Company”), and the warrantholder of Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”) whose name(s) appear on the signature page of this Agreement (the “Investor”).

WHEREAS, SEAC, the Company, and certain other persons propose to enter into, concurrently herewith, a business combination agreement (as amended, restated, supplemented or otherwise modified from time to time, the “BCA”), which provides, among other things, for certain transactions to effect a business combination between SEAC and the Company, including a merger between SEAC and a wholly-owned subsidiary of SEAC (the “Transaction”), and pursuant to which SEAC has informed the Company it intends to conduct a meeting of its public warrantholders (including any adjournments or postponements thereof, the “Warrantholders’ Meeting”) to obtain warrantholder approval of the Warrant Agreement Amendment (as defined below);

WHEREAS, pursuant to the terms of the Warrant Agreement, dated as of January 5, 2022, by and between SEAC and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), which governs the terms of SEAC’s outstanding warrants (the “Warrants”), each of which is exercisable to purchase one Class A ordinary share, par value $0.0001 per share, of SEAC (“Ordinary Shares”), the consent of holders of 50% of the number of outstanding public Warrants (the “Public Warrants”) is required to approve the Warrant Agreement Amendment as it relates to the Public Warrants;

WHEREAS, concurrently with the execution of this Agreement, the Company is entering into support agreements (the “Other Support Agreements”) with certain other holders of Public Warrants (the “Other Investors” and, together with the Investor, the “Investors”), pursuant to which such Investors have agreed to vote their Public Warrants in favor of the Warrant Agreement Amendment; and

WHEREAS, as of the date hereof, the Investor beneficially owns the number of Warrants (the “Investor Warrants”) set forth on the signature page hereof.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Investor and the Company hereby agree as follows:

1. Voting Agreement. The Investor hereby agrees to vote, at the Warrantholders’ Meeting, all Investor Warrants in favor of (i) any amendment to the terms of the Warrants proposed by SEAC solely to amend the terms of the Warrants together with any amendments required to give effect thereto such that all of the Warrants shall be automatically exchanged for $0.50 per whole Warrant in cash (the “Warrant Exchange Price”) upon the closing of the Transaction (the “Warrant Agreement Amendment”) and (ii) any other matter reasonably necessary to effect the Warrant Agreement Amendment. For the avoidance of doubt, the Warrant Agreement Amendment will only take effect upon the closing of the Transaction.

2. No Transfer. In connection with the Warrantholders’ Meeting, from the date of this Agreement through the earlier of (i) one day after the date of the Warrantholders’ Meeting and (ii) the termination of the BCA in accordance with its terms, the Investor hereby agrees that, unless the assignee or transferee agrees in writing to be bound by the terms of this Agreement, it shall not, (a) sell, assign, transfer (including by operation of law), permit the creation of any lien, pledge, dispose of or otherwise encumber any of the Investor Warrants or otherwise agree to do any of the foregoing, (b) deposit any of the Investor Warrants into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any of the Investor Warrants, or (d) take any action that would have the effect of preventing or disabling the Investor from performing its obligations hereunder; provided, that, if the Investor Warrants are subject to a standard prime brokerage agreement that provides such Investor’s prime broker the ability to rehypothecate such Investor Warrants, the rehypothecation of such Investor Warrants pursuant to the terms thereof shall not be deemed a breach of this Section 2 so long as Investor has the right to (and will exercise such right to) require the prime broker to make the Investor Warrants available to Investor to vote in accordance with Section 1 hereof. The Investor acknowledges that it will only be entitled to the payment described in paragraph 1 for the Warrants it holds upon the closing of the Transaction. For the avoidance of doubt, nothing in this Agreement shall limit the ability of the Investor to take any of the above actions with respect to Ordinary Shares.

3. Representations, Warranties and Undertakings of the Company.

(a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any law or order applicable to the Company, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, other than those required by applicable securities laws, warrantholder approval at the Warrantholders’ Meeting in connection with the Warrant Agreement Amendment and any approvals from the relevant stock exchange, (iii) conflict with or result in a breach of or constitute a default under any provision of the Company’s organizational documents, or (iv) conflict with or result in a breach of or constitute a default under any provision of any agreement or instrument to which the Company is a party or by which it is bound except, with respect to clauses (i), (ii) and (iv), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to have a material adverse effect on the performance by the Company of its obligations under this Agreement.

(b) The Company has the power, authority and capacity to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

4. Representations and Warranties of Investor. The Investor represents and warrants to the Company as follows:

(a) The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not (i) conflict with or violate any law or order applicable to such Investor, (ii) require the Investor to obtain or make any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, other than those required by applicable securities laws, warrantholder approval at the Warrantholders’ Meeting in connection with the Warrant Agreement Amendment and any approvals from the relevant stock exchange, (iii) result in the creation of any lien on any Investor Warrants (other than pursuant to this Agreement or transfer restrictions under applicable securities laws or the organizational documents of the Investor), (iv) conflict with or result in a breach of or constitute a default under any provision of any agreement or instrument to which the Investor is a party or by which it is bound, or (v) conflict with or result in a breach of or constitute a default under any provision of such Investor’s organizational documents except, with respect to clauses (i), (ii) or (iv), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to have a material adverse effect on the performance by the Investor of its obligations under this Agreement.

(b) The Investor beneficially owns and has good, valid and marketable title to, the Investor Warrants set forth on the signature page hereof free and clear of any lien (other than pursuant to this Agreement or transfer restrictions under applicable securities laws or the organizational documents of such Investor) and has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver such Investor Warrants, and such Investor does not own, directly or indirectly, any other Warrants.

(c) The Investor (i) has not entered into any voting agreement, voting trust or other agreement with respect to any of the Investor Warrants that is inconsistent with the Investor’s obligations pursuant to this

Agreement, (ii) has not granted a proxy or power of attorney with respect to any of the Investor Warrants that is inconsistent with the Investor’s obligations pursuant to this Agreement and (iii) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement; provided, that, if the Investor Warrants are subject to a standard prime brokerage agreement, the entry into such prime brokerage agreement shall not be deemed a breach of this Section 4(c) so long as Investor has the right to (and will exercise such right to) require the prime broker to make the Investor Warrants available for the Investor to vote in accordance with Section 1 hereof.

(d) The Investor has the power, authority and capacity to execute, deliver and perform this Agreement and that this Agreement has been duly authorized, executed and delivered by such Investor.

5. Termination. This Agreement and the obligations of the Investor under this Agreement shall automatically terminate upon the earliest of: (a) the completion of the Transaction; (b) the termination of the BCA in accordance with its terms; and (c) the mutual agreement of the Company and the Investor; provided, that, the parties shall not terminate this Agreement pursuant to this subclause (c) except with SEAC’s prior written consent. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement occurring prior to its termination.

6. Miscellaneous.

(a) All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph 6(b)):

If to the Company:

LG Orion Holdings ULC c/o Lions Gate Entertainment Corp. 2700 Colorado Avenue
Santa Monica, California 90404
Attention:	Bruce Tobey, Executive Vice President and General Counsel
Adrian Kuzycz, Executive Vice President and Associate General Counsel
E-mail:	btobey@lionsgate.com
akuzycz@lionsgate.com

with a (which shall not constitute effective notice) copy to:

Wachtell, Lipton, Rosen & Katz 51 West 52nd Street
New York, NY 10019
Attention: David E. Shapiro
Email:	DEShapiro@wlrk.com

If to the Investor, to the address or facsimile number set forth for the Investor on the signature page hereof.

(c) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) and may not be amended or modified by the parties, except as needed to comply with applicable law, rule or regulation, without the prior written consent of SEAC.

(e) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that SEAC shall be a third party beneficiary with respect to Sections 2, 5 and 6(d) of this Agreement and entitled to enforce such provisions as if it were a party hereto.

(f) The parties hereto agree that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court. The parties hereto hereby (i) submit to the exclusive jurisdiction of the Delaware Chancery Court for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereunder may not be enforced in or by any of the above-named courts.

(h) This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i) Without further consideration, each party shall use commercially reasonable efforts to execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(j) Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this paragraph (j).

(k) The Company has not entered into any side letter or similar agreement with any Other Investors in connection with their agreement to vote for the Warrant Agreement Amendment which provides a more favorable Warrant Exchange Price or termination rights to such Other Investor than the Warrant Exchange Price and termination provisions in this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LG Orion Holdings ULC

Name:	Adrian Kuzycz
Title:	Director

[Signature Page to Investor Support Agreement]

INVESTOR:

By:
Name:
Title:
Address:

Investor Warrants owned:

[Signature Page to Investor Support Agreement]

Annex F

AMENDMENT NO. 1 TO WARRANT AGREEMENT

THIS AMENDMENT TO THE WARRANT AGREEMENT (this “Amendment”) is made as of [●], 2024, by and between Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as warrant agent (in such capacity, the “Warrant Agent”).

WHEREAS, on January 10, 2022, the Company consummated its initial public offering (“IPO”) of 75,000,000 units (the “Units”), with each Unit consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one warrant (the “Public Warrants”);

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of January 5, 2022 (the “Warrant Agreement”), which governs the Warrants, including the Public Warrants (capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Warrant Agreement);

WHEREAS, on December 22, 2023, the Company entered into that certain Business Combination Agreement (the “Business Combination Agreement”) by and among the Company, SEAC II Corp., a Cayman Islands exempted company, Lions Gate Entertainment Corp., a British Columbia corporation, LG Orion Holdings ULC, a British Columbia unlimited liability company, SEAC MergerCo, a Cayman Islands exempted company, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company, and LG Sirius Holdings ULC, a British Columbia unlimited liability company;

WHEREAS, concurrently with the execution of the Business Combination Agreement, the Company, the Sponsor, Lions Gate Entertainment Corp. and LG Orion Holdings ULC entered into a sponsor support agreement, pursuant to which, among other things, the Sponsor has agreed to surrender, forfeit and transfer to the Company, for no consideration and without further right thereto, and consent to the termination and cancellation of, the Private Placement Warrants held by it, one business day prior to the closing date of the transactions contemplated by the Business Combination Agreement and simultaneously with the consummation of the transactions contemplated by this Amendment;

WHEREAS, the Company and the Warrant Agent seek to amend the Warrant Agreement to provide that, in connection with the consummation of the transactions contemplated by the Business Combination Agreement, all of the issued and outstanding whole Public Warrants will be exchanged for cash in an amount equal to $0.50 per whole Public Warrant and the Warrant Agreement will thereafter terminate with respect to such Public Warrants; and

WHEREAS, on [●], 2024, the Company held an extraordinary general meeting of the holders of the Public Warrants pursuant to which the Company obtained the required vote of the holders of the Public Warrants to approve this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows.

1. Amendment to Warrant Agreement. The Company and the Warrant Agent hereby amend the Warrant Agreement to add a new “Section 6.5” immediately following “Section 6.4” which shall read as follows:

6.5 Mandatory Redemption of Public Warrants. Notwithstanding anything contained in this Agreement to the contrary, immediately following the Unit Separation and prior to the SEAC Merger (each such term

F-1

as defined in the Business Combination Agreement (as defined below)), each whole Public Warrant issued and outstanding at such time shall, automatically and without any action by the Registered Holder thereof, or any prior notice by the Company, be exchanged and deemed transferred by such Registered Holder to the Company, in consideration for the right to receive payment of cash from the Company in the amount of $0.50 per whole Public Warrant (the “Consideration”) to be delivered to such Registered Holder by or at the direction of the Company as soon as reasonably practicable following the effectiveness of this Agreement and each fractional Public Warrant issued and outstanding at such time shall, automatically and without any action by the Registered Holder thereof, or any prior notice by the Company, be cancelled for no consideration. Thereafter, each such Registered Holder shall cease to have any rights with respect to the Public Warrants other than the right to receive the Consideration and this Agreement shall be deemed terminated with respect to the Public Warrants. “Business Combination Agreement” means that certain Business Combination Agreement, dated as of December 22, 2023, by and among the by and among the Company, SEAC II Corp., a Cayman Islands exempted company, Lions Gate Entertainment Corp., a British Columbia corporation, LG Orion Holdings ULC, a British Columbia unlimited liability company, SEAC MergerCo, a Cayman Islands exempted company, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company, and LG Sirius Holdings ULC, a British Columbia unlimited liability company.”

2. Miscellaneous Provisions.

2.1 Termination of Amendment. Each of the parties hereto agrees that this Amendment shall automatically be terminated and shall be null and void if the Business Combination Agreement shall be terminated for any reason.

2.2 Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

2.3 Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.4 Applicable Law. The validity, interpretation, and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereby agree that any action, proceeding or claim against a party arising out of or relating in any way to this Amendment shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. The parties hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

2.5 Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.6 Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

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2.7 Entire Agreement. The Warrant Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

SCREAMING EAGLE ACQUISITION CORP., as the Company

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

[Signature Page to Amendment to Warrant Agreement]

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Annex G

SPONSOR SUPPORT AGREEMENT

This Sponsor Support Agreement (this “Agreement”) is entered into on December 22, 2023, by and among Eagle Equity Partners V, LLC, a Delaware limited liability company (the “Sponsor”), Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), LG Orion Holdings ULC, a British Columbia unlimited liability company (the “StudioCo”), and Lionsgate Entertainment Corp., a British Columbia corporation (“LG Parent”). The Sponsor, SEAC, LG Parent and StudioCo are sometimes collectively referred to herein as the “Parties,” and each of them is sometimes individually referred to herein as a “Party.” Certain terms used in this Agreement have the applicable meanings ascribed to them in Section 3.1.

RECITALS

WHEREAS, contemporaneously with the Parties’ execution and delivery of this Agreement, SEAC, New SEAC, MergerCo, New BC Sub, LG Parent and StudioCo have entered into a Business Combination Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”);

WHEREAS, as of the date hereof, the Sponsor is the holder of record and the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (a) 18,750,000 Class B ordinary shares, par value $0.0001 per share, of SEAC (the “Owned Shares”) and (b) 11,733,333 SEAC Private Placement Warrants (the “Private Placement Warrants” and together with the Owned Shares, the “Owned Securities”); and

WHEREAS, as an inducement to the willingness of SEAC and StudioCo to enter into the Business Combination Agreement and to consummate the transactions contemplated thereby, the Parties desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

COVENANTS AND AGREEMENTS

Section 1.1 Forfeiture of Private Placement Warrants(a) . Subject to the terms of the Business Combination Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Unit Separation and prior to the SEAC Merger, the Sponsor will (and, subject only to the occurrence of the SEAC Merger Effective Time, hereby does) irrevocably surrender, forfeit and transfer to SEAC, for no consideration and without any further right thereto, and consent to the termination and cancellation of, the Private Placement Warrants.

Section 1.2 Restrictions on Transfer.

(a) From the date hereof until the earlier of (i) the Closing and (ii) the valid termination of this Agreement pursuant to Section 3.3, the Sponsor (and any other Person to which any Covered Security is Transferred) shall not, directly or indirectly, Transfer any of the Covered Securities legally or beneficially owned by it, other than (A) in accordance with Section 1.3 or (B) as required or permitted by the Business Combination Agreement or any other Transaction Document (including this Agreement).

(b) The Parties acknowledge and agree that (i) notwithstanding anything to the contrary herein, all Covered Securities beneficially owned by the Sponsor (or any Person to which any Covered Security is Transferred) will remain subject to any applicable restrictions on Transfer under applicable securities laws and the rules and regulations promulgated thereunder, and (ii) any purported Transfer of any Covered Security in violation of this Agreement will be null and void ab initio.

Section 1.3 Exceptions to Restrictions on Transfer. Notwithstanding anything to the contrary in Section 1.2(a), any holder of a Covered Security will be permitted to Transfer all or any part of such holder’s Covered Securities:

(a) to any of SEAC’s officers or directors, any trust whose sole beneficiaries are the family members of an officer or director of SEAC, any family member of any of SEAC’s officers or directors, or to any members or partners of the Sponsor;

(b) as a bona fide gift or gifts, including to any charitable organization, or in the case where such holder is an individual, to such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family or an affiliate of such individual;

(c) in the case where such holder is an individual, (i) by will or other testamentary document or device or (ii) by operation of applicable Law, including applicable Laws of intestacy or descent or pursuant to a qualified domestic relations order, divorce settlement, divorce decree, separation agreement or related court order;

(d) for bona fide estate planning purposes;

(e) by virtue of the laws of the Cayman Islands, the State of Delaware or the Sponsor’s limited liability company agreement, in each case, upon dissolution of the Sponsor;

(f) if such holder is a Person other than an individual, to any Person of which all the outstanding equity interests are legally and beneficially owned by such holder, or, if such holder is an individual, then to one or more members of the immediate family or former spouse of such holder;

(g) if such holder is a Person other than an individual, then (i) to any shareholder, partner or member of such holder in redemption of such shareholder’s, partner’s or member’s interest in such holder or (ii) upon such holder’s bona fide liquidation or dissolution, to the shareholders, partners or members of such holder in accordance with its Governing Documents; or

(h) to a nominee or custodian of any Person to which a Transfer would be permissible under any of the preceding clauses (a) through (g);

provided, however, that in the case of any of the foregoing clauses (a) through (h), these permitted Transferees must sign a counterpart to this Agreement becoming bound by all the terms set forth herein.

Section 1.4 Sponsor Support Agreement.

(a) Subject to the earlier termination of this Agreement in accordance with Section 3.3, the Sponsor, solely in its capacity as a shareholder of SEAC, hereby irrevocably and unconditionally agrees in respect of all of the Covered Securities, that, at any meeting of the shareholders of SEAC (whether annual or extraordinary meeting, however called and including any adjournment or postponement thereof), and in connection with any written consent of shareholders of SEAC, the Sponsor will:

(i) when such meeting is held, appear at such meeting or otherwise cause the Sponsor’s voting Covered Securities to be counted as present thereat for purposes of establishing a quorum;

(ii) vote (or validly execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Sponsor’s voting Covered Securities owned as of the record date for such meeting (or, as applicable, the date that any written consent is executed by the Sponsor) in favor of each of the Transaction Proposals; and

(iii) vote (or validly execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Sponsor’s voting Covered Securities owned as of the record date for such meeting (or, as applicable, the date that any written consent is executed by the Sponsor) against (A) any Alternative Transaction with respect to SEAC and (B) any other action that would reasonably be expected to (1) materially impede, interfere with, delay, postpone or adversely affect any of the Transaction Proposals or any of the transactions contemplated by the Business Combination Agreement, (2) to the knowledge of the Sponsor, result in a material breach of any covenant, representation or warranty or other obligation or agreement of SEAC under the Business Combination Agreement or any Transaction Document to which SEAC is a party, or (3) result in a material breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in any Transaction Document to which the Sponsor is a party (including this Agreement).

The obligations of the Sponsor specified in this Section 1.4(a) shall apply whether or not any of the Transaction Proposals is recommended by the SEAC Board and whether or not the SEAC Board has previously recommended any of the Transaction Proposals but changed such recommendation.

(b) From the date hereof until the earlier of (i) the Closing and (ii) the valid termination of this Agreement pursuant to Section 3.3, the Sponsor will comply with and fully perform all of its covenants and agreements set forth in the Letter Agreement, and the Sponsor shall not amend, restate, supplement or otherwise modify, or cause SEAC to amend, restate, supplement or otherwise modify or waive, any provision of the Letter Agreement without the prior written consent of StudioCo other than as provided herein.

(c) Subject to the earlier termination of this Agreement in accordance with Section 3.3, the Sponsor hereby irrevocably and unconditionally agrees not to redeem or elect to redeem any SEAC Ordinary Shares held by it in the SEAC Redemption or otherwise (other than as expressly required under the Business Combination Agreement).

Section 1.5 No Inconsistent Agreement. The Sponsor hereby represents and covenants that the Sponsor has not entered into, and, subject to the earlier termination of this Agreement in accordance with Section 3.3, will not enter into, any agreement that would restrict, limit or interfere with the performance of the Sponsor’s obligations hereunder.

Section 1.6 Support of the Business Combination.

(a) From the date hereof until the earlier of (a) the Closing and (b) the valid termination of this Agreement pursuant to Section 3.3, the Sponsor shall not, and shall cause its controlled affiliates and their Representatives not to, directly or indirectly, (i) enter into, solicit, initiate or continue any discussions or negotiations with, knowingly encourage or facilitate or respond to any inquiries, indications of interest, offers or proposals by, or participate in any discussions or negotiations with, or provide any information to, or otherwise cooperate in any way with, any Person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, concerning an Alternative Transaction with respect to SEAC, (ii) enter into any agreement regarding, continue or otherwise participate in any discussions regarding, or furnish to any Person any information with respect to, or afford to any Person access to the businesses, properties, assets, information or personnel in connection with, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Transaction with respect to SEAC, (iii) commence, continue or renew any due diligence investigation regarding any Alternative Transaction with respect to SEAC, (iv) grant any waiver, amendment or release under any confidentiality agreement or the anti-takeover laws of any state or province for purposes of facilitating an Alternative Transaction with respect to SEAC, or (v) resolve or agree to do any of the foregoing (except for the execution, delivery and performance of the Business Combination Agreement and the Transaction Documents and the consummation of the Transactions).

(b) Notwithstanding anything in this Agreement to the contrary, (x) the Sponsor shall not be responsible for the actions of SEAC or the SEAC Board (or any committee thereof), any Subsidiary of SEAC, or any officers, directors (in their capacity as such), employees and professional advisors of any of the foregoing (collectively, the “SEAC Related Parties”), (y) the Sponsor makes no representations or warranties with respect to the actions of any of the SEAC Related Parties and (z) any breach by SEAC of its obligations under Section 6.02 of the Business Combination Agreement shall not in itself be considered a breach of this Section 1.6 (it being understood that, for the avoidance of doubt, the Sponsor shall remain responsible for its breach of this Section 1.6).

Section 1.7 Waivers.

(a) The Sponsor hereby irrevocably waives (for itself and for its successors and assigns), to the fullest extent permitted by applicable Law and the SEAC Organizational Documents, and agrees not to assert or perfect, any rights to adjustment, anti-dilution or other protection or right with respect to the SEAC Class B Ordinary Shares that would result in the SEAC Class B Ordinary Shares converting into any other SEAC Ordinary Share in connection with the Transactions (including the SEAC Pre-Arrangement Steps, the Domestication, the PIPE Investment, and the Arrangement) at a ratio greater than one-for-one (including the provisions of Article 17 of SEAC’s Amended and Restated Memorandum and Articles of Association, effective January 5, 2022). The waiver specified in this Section 1.7(a) will be applicable only in connection with the transactions contemplated by the Business Combination Agreement (or any issuance of Equity Interests of SEAC issued in connection with the transactions contemplated by the Business Combination Agreement) and will be void and of no force and effect if the Business Combination Agreement is validly terminated for any reason prior to the Closing.

Section 1.8 Additional Agreements.

(a) Within 30 days following the filing with the SEC of the Registration Statement/Proxy Statement (the “Warrant Re-Purchase Cut-Off Date”), the Sponsor shall purchase, or cause its affiliates or such other Persons (which for the avoidance of doubt will not be deemed to include LG Parent, Studio HoldCo, StudioCo or any of their respective Subsidiaries) to purchase on the open market, in the aggregate, no less than 5.81% of the SEAC Public Warrants issued and outstanding (such obligation, as adjusted pursuant to the proviso in this Section 1.8(a), the “Purchase Obligation”); provided, that the Purchase Obligation shall be reduced, on a one-to-one basis, by any SEAC Public Warrants that become the subject of an agreement between the holder thereof and SEAC and/or StudioCo that is entered into after the date hereof but prior to the Warrant Re-Purchase Cut-Off Date and that is in substantially the form of the Warrant Support Agreements entered into by StudioCo as of the date hereof. For the avoidance of doubt, any SEAC Public Warrants that Sponsor has purchased, or caused its affiliates or such other Persons to purchase, in connection with the Purchase Obligation will be exchanged as part of the SEAC Public Warrant Exchange in accordance with the terms and conditions of the Business Combination Agreement.

(b)

(i) Notwithstanding anything to the contrary herein or in the Business Combination Agreement and the Transaction Documents, if the Sponsor fails to complete the Purchase Obligation as required in Section 1.8(a) (a “Warrant Cutback Default”), then the Sponsor shall (and, subject only to the occurrence of the Closing, hereby does) irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity to extinguish and cancel, for no consideration and without any further right thereto, and consent to the termination and cancellation of, an amount of the PubCo Common Shares delivered to the Sponsor at the Closing equal to the Cutback Amount (if any)

(ii) Notwithstanding anything to the contrary herein or in the Business Combination Agreement and the other Transaction Documents, if as of the Closing Date, SEAC Transaction Expenses (or expenses that would be SEAC Transaction Expenses but for the $21,000,000 limitation in the proviso to the definition thereof) exceed $21,000,000 (the “Expense Cutback Default”), the Sponsor shall (and, subject only to the occurrence of the Closing, hereby does) irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity to extinguish and cancel, for no consideration and without any further right thereto, and consent to the termination and cancellation of, an amount of the PubCo Common Shares delivered to the Sponsor at the Closing equal to the Cutback Amount (if any). Notwithstanding the foregoing, if SEAC or the Sponsor provides written notice to LG Parent prior to the Closing that an Expense Cutback Default is reasonably likely to occur, accompanied by evidence from SEAC or the Sponsor reasonably satisfactory to LG Parent regarding any extenuating circumstances giving rise to such expenses, then LG Parent and the Sponsor shall discuss in good faith (with no obligation to reach agreement) regarding a potential waiver of the foregoing provision.

(c) The Sponsor shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws, including executing and delivering such additional documents, instruments, conveyances and assurances and take such further actions as may be required, to carry out the provisions hereof and give effect to the transactions contemplated herein.

(d) The Sponsor shall be bound by and comply with Section 6.01(b) (Confidentiality) and Section 6.07 (Public Announcements) of the Business Combination Agreement applicable to SEAC as if the Sponsor was an original signatory to the Business Combination Agreement with respect to such provisions.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Sponsor. The Sponsor represents and warrants to SEAC and StudioCo as follows:

(a) Organization; Due Authorization. The Sponsor is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Sponsor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions on the part of the Sponsor. This Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the other Parties, this Agreement constitutes a legally valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) Ownership. Except as provided in this Agreement, the Sponsor is the sole holder of record and beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of, and has good title to, the Owned Securities. Except as provided in this Agreement, the Sponsor does not own of record or beneficially (or have any right, option or warrant to acquire) any Equity Interests of SEAC (or any indebtedness convertible into or exercisable or exchangeable for any Equity Interests of SEAC), other than the Owned Securities. Except as provided in this Agreement, SEAC’s Governing Documents, the Business Combination Agreement, the Letter Agreement or applicable securities Laws, the Sponsor has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein with respect to the Covered Securities. The Sponsor has not entered into any voting agreement or voting trust with respect to any of the Covered Securities that is inconsistent with the Sponsor’s obligations pursuant to this Agreement, has not granted a proxy or power of attorney with respect to any of the Covered Securities that is inconsistent with the Sponsor’s obligations pursuant to this Agreement, and has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

(c) No Conflicts. The execution and delivery of this Agreement by the Sponsor does not, and the performance by the Sponsor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Sponsor, (ii) require any consent, waiver or approval of any Person, in each case the absence of which would reasonably be expected to prevent or materially delay or materially impair the performance by the Sponsor of its obligations under this Agreement, or (iii) constitute or result in the creation of any Lien on the Covered Securities, except for any Lien under applicable securities Laws, this Agreement, the Business Combination Agreement, the SEAC Organizational Documents, the Letter Agreement or the Registration Rights Agreement, dated January 5, 2022, by and among the SEAC, the Sponsor and the other parties thereto.

(d) Litigation. There is no Action pending against the Sponsor or, to the knowledge of the Sponsor, threatened against the Sponsor, and the Sponsor is not a party to or subject to the provisions of any government order, in each case, that challenges all or any part of this Agreement or any of the transactions contemplated hereby, or that seeks to, or would reasonably be expected to, prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.

(e) Brokerage Fees. Except as disclosed in Section 4.11 of the SEAC Disclosure Schedule, no financial advisor, investment banker, broker, finder or other similar intermediary is entitled to any fee or commission in connection with the Business Combination Agreement, this Agreement or any other Transaction Document, or any of the transactions contemplated hereby or thereby, in each case, based upon any agreement or arrangement made by, or, to the knowledge of the Sponsor, on behalf of, the Sponsor for which SEAC, StudioCo or any of StudioCo’s Subsidiaries would have any obligation.

(f) Affiliate Arrangements. Except for any Contract listed in a form, report, schedule, statement or other document publicly filed or furnished by SEAC with the SEC, neither the Sponsor nor, to Sponsor’s knowledge, any of its affiliates (i) is party to, or has any rights with respect to or arising from, any material Contract with SEAC or any of its Subsidiaries, (ii) is (or will be) entitled to receive from SEAC, StudioCo or any of their respective Subsidiaries any finder’s fee, reimbursement, consulting fee, monies or consideration in the form of equity in respect of any repayment of a loan or other compensation prior to, or in connection with, any services rendered in order to effectuate the consummation of SEAC’s “initial business combination” (regardless of the type or form of such transaction, but including, for the avoidance of doubt, the Transactions), (iii) owns any interest in any material asset or property used in the business of SEAC or any SEAC Entity or (iv) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person that is a material client, supplier, vendor, partner, customer or lessor, or other material business relation, of SEAC Entity.

(g) Acknowledgment. The Sponsor has read this Agreement and has had the opportunity to consult with its tax, legal and other advisors regarding this Agreement and the transactions contemplated hereby. The Sponsor understands and acknowledges that each of LG Parent, Studio HoldCo and StudioCo is entering into the Business Combination Agreement in reliance upon the Sponsor’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of the Sponsor contained herein.

ARTICLE III

MISCELLANEOUS

Section 3.1 Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

(b) As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble hereto.

“Business Combination Agreement” has the meaning set forth in the recitals hereto.

“Covered Securities” means, with respect to the Sponsor, (i) all of the Owned Securities and (ii) all other Equity Interests of SEAC of which the Sponsor acquires beneficial ownership (whether pursuant to any dividend, distribution, combination, split, subdivision, conversion, exchange, transfer, sale, cancelation, repurchase, redemption, reclassification or other change to, or transaction in, any Equity Interests or otherwise), including without limitation any SEAC Public Warrants acquired by Sponsor in furtherance of its Purchase Obligation under Section 1.8(a), after the date hereof but before the Closing.

“Cutback Amount” means:

(i) With respect to a Warrant Cutback Default, an amount of PubCo Common Shares equivalent in value (based on the Closing Share Price) to the total amount of (A) the aggregate then current market price for SEAC Public Warrants paid by LG Parent, Studio HoldCo, StudioCo or any of their respective Subsidiaries in connection with their purchase of any SEAC Public Warrants following the date hereof but prior to the Closing minus (B) $0.50 multiplied by the number of SEAC Public Warrants so purchased; provided, that, for the avoidance of doubt, if the Cutback Amount calculated in accordance herewith is equal to or less than 0, the Cutback Amount shall be deemed to equal 0 and no PubCo Common Shares shall be deemed to be surrendered or forfeited by Sponsor pursuant to ARTICLE I(i); and

(ii) With respect to an Expense Cutback Default, an amount of PubCo Common Shares equivalent in value (based on the Closing Share Price) to the total amount of (A) SEAC Transaction Expenses (or expenses that would be SEAC Transaction Expenses but for the $21,000,000 limitation in the proviso to the definition thereof) minus (B) $21,000,000; provided, that, for the avoidance of doubt, if the Cutback Amount calculated in accordance herewith is equal to or less than 0, the Cutback Amount shall be deemed to equal 0 and no PubCo Common Shares shall be deemed to be surrendered or forfeited by Sponsor pursuant to ARTICLE I(ii).

“immediate family” has the meaning ascribed to such term in Rule 16a-1 promulgated under the Exchange Act.

“Letter Agreement” means the agreement entered into among the SEAC, its executive officers, its directors and the Sponsor, dated as of January 5, 2022, entered into in connection with SEAC’s initial public offering.

“Owned Securities” has the meaning set forth in the recitals hereto.

“Owned Shares” has the meaning set forth in the recitals hereto.

“Parties” and “Party” have the meaning set forth in the recitals hereto.

“Private Placement Warrants” has the meaning set forth in the recitals hereto.

“SEAC” has the meaning set forth in the preamble hereto.

“Sponsor” has the meaning set forth in the preamble.

“StudioCo” has the meaning set forth in the preamble hereto.

“Transfer” means the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any Covered Security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Covered Security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

Section 3.2 Construction. This Agreement and all of its provisions shall be interpreted in accordance with Section 1.03 of the Business Combination Agreement, the provisions of which are incorporated herein by reference as if set forth herein, mutatis mutandis.

Section 3.3 Termination. This Agreement and all of its provisions shall automatically terminate, without any notice or other action by any Party, and be of no further force or effect upon the earlier of (a) the Closing, (b) the termination of the Business Combination Agreement in accordance with its terms, and (c) as mutually agreed in writing by the Parties in accordance with Section 3.5. Upon any valid termination of this Agreement, all rights and obligations of the Parties hereunder shall terminate, without any liability or other obligation on the part of any Party to any Person in respect of this Agreement or the transactions contemplated hereby, and no Person shall have any claim or right against any Party, whether in contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement in accordance with clauses (b) or (c) of this Section 3.3 shall not relieve any Party from any liability arising in respect of any Willful Breach of this Agreement prior to such termination or Fraud. This Article III shall survive the termination of this Agreement.

Section 3.4 Assignment. No Party may assign or delegate all or any part of this Agreement or any of the rights, benefits, obligations or liabilities hereunder (including by operation of Law) without the prior written consent of the other Parties. Any such assignment without such consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective heirs, successors and permitted assigns.

Section 3.5 Amendment. Subject to Section 3.3, this Agreement may not be amended, restated, supplemented or otherwise modified, except upon the execution and delivery of a written agreement by the Parties.

Section 3.6 Waiver. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies otherwise available to the Parties. No waiver of any right, power or privilege hereunder shall be valid unless it is set forth in a written instrument executed and delivered by the Party to be charged with such waiver.

Section 3.7 No Third-Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties and their respective heirs, successors and permitted assigns, any right or remedy under or by reason of this Agreement.

Section 3.8 Notices. All notices and other communications under this Agreement between the Parties shall be in writing and shall be deemed to have been duly given, delivered and received (a) when delivered in person, (b) when delivered after posting in the U.S. mail, having been sent registered or certified mail, return receipt requested, postage prepaid, (c) when delivered by FedEx or another nationally recognized overnight delivery service or (d) when delivered by email during normal business hours (and otherwise as of the next Business Day) (provided that, if receipt has not been confirmed (excluding any automated reply, such as an out-of-office notification) then a copy shall be dispatched in the manner described in the preceding clause (c) no later than 24 hours after such delivery by email) (provided that any such notice or other communication delivered in the manner described in any of the preceding clauses (a), (b) and (c) shall also be delivered by email no later than

24 hours after being dispatched in the manner described in the preceding clause (a), (b) or (c), as applicable), addressed as follows:

If to SEAC, to:

Screaming Eagle Acquisition Corp.

955 Fifth Avenue

New York, NY 10075

Attn: Eli Baker

E-mail: ebaker@eaglesinvest.com

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020-1095

Attn:  Joel Rubinstein and Jonathan Rochwarger

E-mail: joel.rubinstein@whitecase.com and jonathan.rochwarger@whitecase.com

If to StudioCo, to:

c/o Lions Gate Entertainment Corp.

2700 Colorado Avenue

Santa Monica, California 90404

Attention: Bruce Tobey

     Adrian Kuzycz

Email: btobey@lionsgate.com

     akuzycz@lionsgate.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: David E. Shapiro

Email: deshapiro@wlrk.com

If to Sponsor, to:

c/o Eagle Equity Partners V, LLC

Screaming Eagle Acquisition Corp.

21600 W Oxnard St.

Woodland Hills, CA 91367

Attn: Gerry Hribal

Email: roconnor@eagleinvest.com

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020-1095

Attn:  Joel Rubinstein and Jonathan Rochwarger

E-mail: joel.rubinstein@whitecase.com and jonathan.rochwarger@whitecase.com

Section 3.9 Other Provisions. The provisions set forth in each of Sections 9.03 (Severability), 9.06 (Governing Law), 9.07 (Waiver of Jury Trial) and 9.10 (Specific Performance) of the Business Combination Agreement are incorporated herein by reference as if set forth herein, mutatis mutandis.

Section 3.10 Entire Agreement. This Agreement and the Business Combination Agreement constitute the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings, agreements and representations by or among the Parties hereto to the extent they relate in any way to the subject matter hereof.

Section 3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 3.12 Capacity as a Shareholder. Notwithstanding anything in this Agreement to the contrary, (a) the Sponsor makes no agreement or understanding herein in any capacity other than solely in its capacity as a record holder and beneficial owner of the Owned Securities or Converted Securities (without duplication) and (b) nothing herein will be construed to limit or affect any action or inaction by any representative of the Sponsor in his, her or its capacity as a member of the board of directors (or other similar governing body) of SEAC or any of its Affiliates or any other Person or as an officer, employee, agent, designee, representative or fiduciary of SEAC or any of its Affiliates or any other Person, in each case, acting in such person’s capacity as a director (or member of such other similar governing body), officer, employee, agent, designee, representative or fiduciary of SEAC or such Affiliate or such other Person.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the date first written above.

SPONSOR:

EAGLE EQUITY PARTNERS V, LLC

By:
Name:	Eli Baker
Title:	Managing Member

[Signature Page of Sponsor Support Agreement]

SEAC:

SCREAMING EAGLE ACQUISITION CORP.

By:
Name: Eli Baker
Title: Chief Executive Officer

[Signature Page of Sponsor Support Agreement]

STUDIOCO:

LG Orion Holdings ULC

By:
Name: [●]
Title: [●]

LG PARENT:

Lions Gate Entertainment Corp.

By:
Name: [●]
Title: [●]

[Signature Page of Sponsor Support Agreement]

Annex H

FORM OF SPONSOR OPTION AGREEMENT

THIS SPONSOR OPTION AGREEMENT (this “Agreement”), dated as of [●], 2024, is made by and among Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (the “Issuer”), Eagle Equity Partners V, LLC, a Delaware limited liability company (the “Sponsor”) and SEAC II Corp., a Cayman Islands exempted company (“New SEAC”).

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in that certain Business Combination Agreement, dated as of December 22, 2023 (as it may be amended or supplemented from time to time, the “Business Combination Agreement”), by and among the Issuer, New SEAC, SEAC MergerCo, a Cayman Islands exempted company, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company, Lions Gate Entertainment Corp., a British Columbia corporation, LG Sirius Holdings ULC, a British Columbia unlimited liability company and LG Orion Holdings ULC, a British Columbia unlimited liability company;

WHEREAS, the Business Combination Agreement contemplates the following occurring subject to the terms and conditions therein:

(i.)

one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately prior to the Class B Conversion and subject to the terms and conditions of the Business Combination Agreement, (i) all then issued and outstanding SEAC Class B Ordinary Shares held by the Sponsor in excess of 1,800,000 SEAC Class B Ordinary Shares shall be repurchased by SEAC for an aggregate price consisting of (A) US$1.00 and (B) the SEAC Sponsor Options;

(ii.)

as of the SEAC Merger Effective Time, each SEAC Sponsor Option that is issued and outstanding immediately prior to the SEAC Merger Effective Time will convert automatically, on a one-for-one basis, into one (1) New SEAC (Cayman) Sponsor Option;

(iii.)

concurrently with and as part of the New SEAC Domestication, each New SEAC (Cayman) Sponsor Option issued and outstanding immediately prior to the Reclassification will become, without any further act by the holder thereof, one (1) New SEAC (BC) Sponsor Option;

(iv.)

on the Closing Date, in connection with the SEAC Amalgamation, and subject to the terms and conditions of the Business Combination Agreement, each New SEAC (BC) Sponsor Option issued and outstanding immediately prior to the SEAC Amalgamation will become, without any further act by the holder thereof, one (1) SEAC Amalco Sponsor Option;

(v.)

on the Closing Date, in connection with the StudioCo Amalgamation, each SEAC Amalco Sponsor Option issued and outstanding immediately prior to the StudioCo Amalgamation will become, without any further act by the holder thereof, one (1) PubCo Sponsor Option;

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, and in view of the valuable consideration to be received by the parties thereunder, the Sponsor and the Issuer have entered into that certain Share Repurchase Agreement, dated as of the date hereof, pursuant to which the Issuer has repurchased all of the issued and outstanding SEAC Class B Ordinary Shares held by the Sponsor in excess of 1,800,000 SEAC Class B Ordinary Shares for an aggregate price consisting of (A) $1.00 and (B) the SEAC Sponsor Options;

WHEREAS, in connection with such repurchase, the Issuer and the Sponsor desire to enter into this Agreement, pursuant to which the Sponsor shall receive the SEAC Sponsor Options (being the “Options” as defined in this Agreement) on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, hereby agree as follows:

1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings set forth below:

“Change of Control” means, with respect to any Person (the “Target Person”), (i) any transaction or series of related transactions (whether by way of merger, share purchase or exchange, consolidation, license, lease, asset sale, disposition, business combination, tender offer, share transfer or similar transaction or otherwise) that results in another Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than by any Person who, prior to such transaction or series of related transactions, is an Affiliate of the Target Person, acquiring, directly or indirectly, beneficial ownership of a majority of (x) the issued and outstanding securities of the Target Person (or any direct or indirect parent company) or (y) the securities entitled to elect the board of directors or equivalent governing body of the Target Person (or any direct or indirect parent company) or (ii) any sale, transfer or other disposition, directly or indirectly, to another Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of all or more than 50% of the assets (by value), or assets generating more than 50% of the gross revenues or net income, of the Target Person and its Subsidiaries, taken together as a whole. For the avoidance of doubt, from and after the Closing, a Change of Control with respect to the Studio Entities and their Subsidiaries (taken as a whole) or Studio Business (including a sale or disposition of all or substantially all of the assets of Studio Entities and their Subsidiaries (taken as a whole) or the Studio Business) shall be deemed a Change of Control of PubCo. For the avoidance of doubt, a Change of Control with respect to PubCo shall include any merger or consolidation of PubCo with any Person if immediately after the consummation of such merger or consolidation, the holders of 100% of PubCo Common Shares outstanding immediately prior to such merger or consolidation do not hold or have a right to receive voting securities representing in the aggregate more than 50% of the combined voting power of all of the outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent company thereof immediately after such merger or consolidation. For the avoidance of doubt, any spin-off, separation, distribution, share purchase or exchange, consolidation, business combination, license, lease, asset sale, disposition, tender or exchange offer, share transfer, plan of arrangement, merger, amalgamation or similar transaction that results in the then current equity holders of Lions Gate Entertainment Corp., or its successor (“LGEC”) receiving equity interests in the Issuer or its successor, including by way of a transfer of securities or assets to an entity that will become an independent, separately traded public company from LGEC and where the equity interests of such public company are held solely (other than for immaterial holdings by other parties) by the then current equity holders of LGEC or the Issuer, in each case, will not constitute a Change of Control or a Transaction hereunder.

“Lock-Up Period” shall mean the period beginning on the Closing Date and ending on the earliest of (i) the date upon which the Stock Price Hurdle occurs (including through the occurrence of a Transaction) and (ii) the date that is five (5) years after the Closing Date.

“Permitted Transferee” shall mean any Person to whom the Sponsor is permitted to Transfer the Options prior to the expiration of the Lock-Up Period pursuant to Section 6(b).

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

“Trading Price” shall mean the daily closing price of the Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a period of thirty (30) consecutive trading days commencing after the Closing.

“Transfer” shall mean the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or other disposal of or agreement to dispose of; directly or indirectly, or establishment or increase of a put equivalent position or liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or engagement in any Short Sales, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

2. The Options. The Issuer hereby grants to the Sponsor, as partial consideration for the repurchase of SEAC Class B Ordinary Shares as described above, 2,200,000 options (with respect to each Share, an “Option” and collectively, the “Options”) to purchase one (1) SEAC Class A Ordinary Share per Option (collectively, the “Shares”), on the terms and subject to the conditions set forth in this Agreement. The Options shall not be separately certificated and shall be deemed to exist due to the existence of and be governed pursuant to the terms of this Agreement.

3. Option Price; Settlement.

(a) Option Price. The option price, being the price at which the Sponsor shall be entitled to purchase the Shares upon the exercise of all or any of the Options, shall be US$0.0001 per Share (the “Option Price”).

(b) Payment of the Option Price. Each Vested Option may be exercised (but, for the avoidance of doubt, exercise may be made only with respect to whole Shares, not fractional shares) by written notice delivered in person or by mail in accordance with Section 12(g) and accompanied by payment of the Option Price (a “Notice of Exercise”). The aggregate Option Price shall be payable in cash by wire transfer of immediately available funds or such other method consented to in writing by the Issuer (acting reasonably).

(c) Settlement. Upon receipt of the applicable aggregate Option Price in full (or deemed exercise of Options pursuant to Section 8), the Issuer shall deliver, or cause to be delivered, the applicable Shares to the Sponsor within two (2) Business Days of delivery of such Notice of Exercise.

(d) Capital. On the issuance of Shares pursuant to the exercise or deemed exercise of Options, the amount added to the capital in respect of the Shares will be the amount, if any, paid for such shares on the exercise or deemed exercise of the Options.

(e) Lock-Up on Shares. For the avoidance of doubt, the applicable Shares issued to the Sponsor upon an exercise or deemed exercise of Options hereunder will not be subject to the Sponsor Lock-Up Period if, at the time of such exercise, the Sponsor Lock-Up Period has expired with respect to such Shares in accordance with the terms and conditions of the Lock-Up Agreement.

4. Vesting. Except as may otherwise be provided herein, the Options shall only become exercisable (any Options that shall have become exercisable pursuant to this Section 4, “Vested Options”) (i) on or after the date on which the Trading Price of a Share equals or exceeds an amount, per share, equal to the Closing Share Price plus 50% of the Closing Share Price (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) (such stock price hurdle, the “Stock Price Hurdle”) or (ii) in accordance with the provisions set forth in Section 8.

5. Expiration. The Options shall automatically terminate and shall become null and void, be unexercisable and be of no further force and effect, unless they become Vested Options, on the date that is five (5) years after the Closing Date. For the avoidance of doubt, in the event any Options remain subject to vesting conditions upon the date that is five (5) years after the Closing Date (i.e., Options that are not Vested Options), such Options will be automatically terminated, and the Sponsor shall not have any rights with respect thereto or the Shares underlying such Options. For the avoidance of doubt, any Vested Options that remain unexercised upon the date that is five (5) years after the Closing Date shall continue with full force and effect and shall not terminate or become null, void or unexercisable.

6. Lock-Up Provisions.

(a) Subject to Section 6(b), the Sponsor agrees that it shall not Transfer any Options until the end of the Lock-Up Period.

(b) Notwithstanding the provisions set forth in Section 6(a), the Sponsor or its respective Permitted Transferees may Transfer the Options during the Lock-Up Period (i) to any affiliates of the Sponsor, any related investment funds or vehicles controlled or managed by such Persons or their respective affiliates, any officer, director or manager of the Sponsor or any of its affiliates, or any affiliate or family member of any of the Sponsor’s or any of its affiliates’ officers, directors or managers; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is such individual or a member of such individual’s immediate family or an affiliate of such Person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (v) by virtue of the laws of the Cayman Islands or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; (vi) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (v) above; (vii) to the Issuer; provided, however, that such Permitted Transferees must enter into a duly executed joinder to this Agreement in the form of Exhibit A hereto; provided, further, that no filing by the Sponsor under the Exchange Act or other public announcement shall be made (including voluntarily) in connection with such Transfer except as otherwise compelled or required to comply with applicable law or legal process or any request by a Governmental Entity or the rules of any securities exchange, foreign securities exchange, futures exchange, commodities exchange or contract market; provided, further, that any Transfer pursuant to this Section 6(b) shall not involve a disposition for value.

7. Non-Assignability. Except as expressly permitted herein, this Agreement may not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the Sponsor, whether directly or indirectly or by means of a trust or partnership or otherwise, and any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance not in accordance with this Agreement shall be void and unenforceable against the Issuer, its Subsidiaries, and its Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

8. Change of Control.

(a) If, prior to the expiration of the Options pursuant to Section 5, there is a transaction (including a Change of Control) (such transaction, a “Transaction”) that will result in the holders of Shares receiving a per share price (based on the value of the cash, securities or in-kind consideration being delivered in respect of such Shares and after giving effect to the issuance of any Shares pursuant to this Section 8 in connection with and as part of such Change of Control transaction) (such per share price, the “Transaction Share Price”) equal to or in excess of the Stock Price Hurdle, then immediately prior to the consummation of such Transaction (i) the applicable triggers for the Options to become exercisable as set forth in Section 4 that have not previously occurred shall be deemed to have occurred and (ii) the Options will be deemed to be exercised, the Issuer shall issue the applicable Shares to the Sponsor, and the Sponsor shall be eligible to participate in such Transaction in respect of such applicable Shares.

9. Representations and Warranties. Each party hereto hereby represents and warrants to the other as follows: (i) such party is duly organized, validly existing and in good standing (or equivalent status, to the extent that such concept exists) under the laws of the jurisdiction of its formation, (ii) such party has full power and authority to enter into this Agreement, and (iii) this Agreement, when executed and delivered by such party and the other party will constitute the valid and legally binding obligation of such first party, enforceable against it in accordance with its terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Issuer hereby represents and warrants that any Shares issued upon the exercise of the Options will be duly and validly authorized and issued, fully paid and nonassessable and free from all liens (other than liens under applicable securities laws or those imposed by the applicable recipient).

10. Replacement of Options Upon Reorganization, etc.

(a) In case of any stock dividend, subdivision, recapitalization, split (including reverse stock split), reclassification, reorganization, share capitalization, consolidation, combination or exchange of shares, tender offer or exchange offer, or any other similar event, of the issued and outstanding shares of capital stock of the Issuer, or in the case of any merger, amalgamation, consolidation of the Issuer with or into another entity, conversion of the Issuer as another entity or any other similar event, or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Issuer as an entirety or substantially as an entirety in connection with which the Issuer is dissolved or any other similar event, or if the Issuer, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of capital stock of the Issuer (each of the foregoing, a “Fundamental Transaction”), the Options shall thereafter become exercisable, upon the terms and conditions specified in this Agreement and in lieu of the Shares immediately theretofore receivable upon the exercise of the Options, for the kind and amount of shares of stock or other securities or property (including cash) receivable upon such Fundamental Transaction that the Sponsor would have received had the Sponsor exercised its Options immediately prior to such Fundamental Transaction. Without limiting the foregoing, if a Fundamental Transaction occurs with respect to the Shares or shares of capital stock of the Issuer, as applicable, then any number, value (including dollar value) or amount contained herein which is based upon the number of Shares or shares of capital stock of the Issuer, as applicable, will be appropriately adjusted to provide to the Sponsor the same economic effect as contemplated by this Agreement prior to such event.

(b) From and after the Closing, the Issuer shall cause any successor entity in a Fundamental Transaction in which the Issuer is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Issuer under this Agreement in accordance with the provisions of this Section 10 pursuant to written agreements in form and substance reasonably satisfactory to the Sponsor (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Sponsor, deliver to the Sponsor in exchange for this Agreement a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Agreement which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Shares acquirable and receivable upon exercise of the Options prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of capital stock of the Issuer pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of preserving and not increasing the economic value of the Options immediately prior to the consummation of such Fundamental Transaction). From and after the Closing, until such time as such obligations are assumed by the Successor Entity pursuant to the immediately preceding sentence, upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Agreement referring to the “Issuer” shall refer instead to the Successor Entity), and may exercise every right and power of the Issuer and shall assume all of the obligations of the Issuer under this Agreement with the same effect as if such Successor Entity had been named as an Issuer herein.

(c) The provisions of this Section 10 shall similarly apply to successive Fundamental Transactions.

(d) If the Issuer takes any action affecting the Shares, other than action described in this Section 10, which in the opinion of the board of directors of the Issuer would materially adversely affect the exercise rights of the Sponsor, the Option Price for the Options and/or the number of Shares received upon exercise of the Options may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the board of directors of the Issuer may determine in good faith to be equitable in the circumstances; provided, however, that in no event shall any adjustment have the effect of increasing the Option Price or decreasing the number of Shares for which the Options may be exercised.

(e) For the avoidance of doubt, notwithstanding anything to the contrary herein, the parties hereto expressly acknowledge and agree that (i) as of the SEAC Merger Effective Time, the Options will become exercisable for New SEAC Class A Ordinary Shares, (ii) concurrently with and as part of the Entrance Step, the Options will become exercisable for New SEAC Class A Common Shares, (iii) on the Closing Date, in connection with the SEAC Amalgamation, the Options will become exercisable for SEAC Amalco Common Shares, and (iv) on the Closing Date, in connection with the StudioCo Amalgamation, the Options will become exercisable for PubCo Common Shares, in each case, subject to the terms and conditions of this Agreement.

11. Reservation of Shares.

(a) The Issuer shall at all times reserve and keep available out of its authorized but unissued shares of capital stock for the purpose of issuance upon the exercise of the Options, a number of shares of capital stock equal to the aggregate Shares issuable upon the exercise of the Options. The Issuer shall use commercially reasonable efforts to take all such actions as may be necessary to assure that all such Shares may be so issued without violating the Issuer’s governing documents.

(b) The Issuer covenants that it will make such actions as may be necessary or appropriate in order that all Shares issued upon exercise of the Options will, upon issuance in accordance with the terms of this Agreement, be duly and validly authorized and issued, fully paid and non-assessable, and free from any and all (i) security interests created by or imposed upon the Issuer and (ii) liens with respect to the issuance thereof, other than liens under applicable securities laws or those imposed by the applicable recipient. If at any time the number and kind of authorized but unissued shares of the Issuer’s capital stock shall not be sufficient to permit exercise in full of the Options, the Issuer will as promptly as practicable take such corporate action as may, in the opinion of its counsel, be reasonably necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes. Without limiting the generality of the foregoing, the Issuer will not increase the stated or par value per share, if any, of the Shares above the Option Price.

12. Miscellaneous.

(a) Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements executed and performed entirely within such State, except to the extent mandatorily governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(b) Securities Laws. If the Issuer is required, under Canadian securities laws, to file a report of exempt distribution in connection with the issuance of the Options or the issuance of a PubCo Common Share upon the exercise of any Option, the Sponsor will provide its consent to the filing and information to the Issuer that is necessary for the Issuer to complete any such filing.

(b) Consent to Jurisdiction and Service of Process. ANY PROCEEDING OR ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF

DELAWARE (OR, ONLY TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE), AND EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY (I) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUCH PROCEEDING OR ACTION, (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO PERSONAL JURISDICTION, VENUE OR TO CONVENIENCE OF FORUM, (III) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH PROCEEDING OR ACTION SHALL BE HEARD AND DETERMINED ONLY IN ANY SUCH COURT AND (IV) AGREES NOT TO BRING ANY PROCEEDING OR ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY OTHER COURT. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN SECTION 10(g), WITHOUT LIMITING THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY APPLICABLE LAWS.

(c) Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(c).

(d) Assignment; Third Parties. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns (including, for the avoidance of doubt, to PubCo as the successor and assign of New SEAC following the Amalgamations). This Agreement and all obligations of the Sponsor are personal to the Sponsor and may not be transferred or delegated at any time, except in accordance with Section 6. Nothing contained in this Agreement shall be construed to confer upon any person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise. Notwithstanding anything to the contrary herein, the parties hereto acknowledge and agree that from and after the SEAC Merger Effective Time: (i) the rights and obligations hereunder of Screaming Eagle Acquisition Corp., as the Issuer, shall automatically, without any further action by any party, be assigned and transferred to, and be assumed by, New SEAC, and (ii) all references in this Agreement to the Issuer shall be deemed to refer to New SEAC as the Issuer with the same effect as if New SEAC had been named as the Issuer herein. No assignment (whether pursuant to a merger, by operation of Law, change of control or otherwise) will relieve the assigning Party of any of its obligations hereunder.

(e) Specific Performance. Each party hereto acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such party hereto, money damages will be inadequate and the other party hereto will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such party hereto in accordance with their specific terms or were otherwise breached. Accordingly, each party hereto shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by the other party hereto and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(f) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) by email, addressed as follows:

if to the Sponsor:

c/o Eagle Equity Partners V, LLC

21600 W Oxnard St.

Woodland Hills, CA 91367

Attention: Gerry Hribal

Email: roconnor@eaglesinvest.com

if to SEAC or New SEAC prior to the Closing:

Screaming Eagle Acquisition Corp.

21600 W Oxnard St.

Woodland Hills, CA 91367

Attention: Gerry Hribal

Email: roconnor@eaglesinvest.com

with a copy to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Attention:	Joel Rubinstein
Jonathan Rochwarger
Morton Pierce
Neeta Sahadev
Email:	joel.rubinstein@whitecase.com
jonathan.rochwarger@whitecase.com
morton.pierce@whitecase.com
neeta.sahadev@whitecase.com

if to the Issuer from and after the Closing:

c/o Lions Gate Entertainment Corp.

2700 Colorado Avenue

Santa Monica, California 90404

Attention:	Bruce Tobey
Adrian Kuzycz
Email:	btobey@lionsgate.com
akuzycz@lionsgate.com

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:	David E. Shapiro
Helen A. Diagama
Email:	DEShapiro@wlrk.com
HADiagama@wlrk.com

(h) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(i) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights, remedies or obligations of the Issuer, New SEAC or the Sponsor under any other agreement among the Sponsor, New SEAC and/or the Issuer, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of the Sponsor, New SEAC and the Issuer under this Agreement.

(j) Counterparts. The undersigned hereby consents to receipt of this Agreement in electronic form and understands and agrees that this Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

(k) Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed by the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Screaming Eagle Acquisition Corp.

By:
Name:
Title:

Eagle Equity Partners V, LLC

By:
Name:
Title:

SEAC II Corp.

By:
Name:
Title:

[Signature Page to Sponsor Option Agreement]

EXHIBIT A

FORM OF JOINDER TO SPONSOR OPTION AGREEMENT

Reference is made to the Sponsor Option Agreement, dated as of [●], by and among [Issuer], a [●] and Eagle Equity Partners V, LLC (as amended from time to time, the “Sponsor Option Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Sponsor Option Agreement.

Each of the Issuer and each undersigned party (each, a “New Party”) agrees that this Joinder to the Sponsor Option Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

Each undersigned New Party hereby agrees to and does become party to the Sponsor Option Agreement as a party. This Joinder shall serve as a counterpart signature page to the Sponsor Option Agreement and by executing below each undersigned New Party is deemed to have executed the Sponsor Option Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank.]

[Exhibit B]

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW PARTY]

By:
Name:
Title:

[ISSUER]

By:
Name:
Title:

Annex I

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [●], 2024, by and among (i) SEAC II Corp., a British Columbia corporation (the “Company”), (ii) LG Sirius Holdings ULC, a British Columbia unlimited liability company (“Studio Holdco”) and (iii) certain former shareholders of Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), signatories hereto (the “Existing Investors” and, collectively with Studio Holdco, the “Investors”). The Company and the Investors are sometimes collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Business Combination Agreement.

WHEREAS, SEAC and certain of the Existing Investors entered into that certain Registration Rights Agreement, dated as of January 5, 2022 (the “Original Registration Rights Agreement”);

WHEREAS, on December 22, 2023, SEAC entered into a Business Combination Agreement with LG Parent, Studio HoldCo, a British Columbia corporation and a wholly-owned subsidiary of LG Parent, LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of LG Parent (“Target”), SEAC MergerCo, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“MergerCo”) and 1455941 B.C. Unlimited Liability Company, a British Columbia corporation and a wholly-owned subsidiary of SEAC (“New BC Sub”), pursuant to which, among other things, (i) SEAC merged with and into MergerCo, with MergerCo surviving the merger as a wholly-owned subsidiary of the Company (the “SEAC Merger”), (ii) following the SEAC Merger, each of the Company and MergerCo transferred by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) and continued as a British Columbia corporation in accordance with the applicable provisions of the Business Corporations Act (British Columbia) (the “Continuation”), (iii) following the Continuation, MergerCo amalgamated with New BC Sub and the resulting corporate entity then amalgamated with the Company (collectively, the “SEAC Amalgamation”), and (iv) following the SEAC Amalgamation, the Company amalgamated with Target (the “Target Amalgamation” and, together with the SEAC Amalgamation, the “Amalgamations”) (such agreement, as amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Transaction”);

WHEREAS, pursuant to the Transaction, the Company became the successor to SEAC, including with respect to the Original Registration Rights Agreement, and became subject to the reporting requirements of the Exchange Act and certain common shares, without par value, of the Company (the “Common Shares”) became registered under the Securities Act;

WHEREAS, in connection with the Transaction, at the StudioCo Amalgamation Effective Time, each of the Investors received a certain number of Common Shares as set forth in the Business Combination Agreement and other Transaction Documents;

WHEREAS, the Investors are party to certain Lock-Up Agreements by and among such Persons and the Company (collectively, the “Lock-Up Agreements”);

WHEREAS, the Company (as successor to SEAC) and the parties to the Original Registration Rights Agreement desire to amend and restate the Original Registration Rights Agreement in its entirety as set forth herein; and

WHEREAS, in connection with the Transaction, the Parties desire to enter into this Agreement for the purpose, among others, to provide the registration rights set forth in this Agreement to the Investors, and this Agreement shall only be effective as of the StudioCo Amalgamation Effective Time.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Demand Registrations.

(a) Requests for Registration. Subject to Section 1(e) below and the other terms and conditions of this Agreement, at any time beginning thirty (30) days prior to the expiration of the applicable transfer restrictions under their respective Lock-Up Agreements, each of (i) Studio Holdco and (ii) the Existing Investors holding at least 33% of the then-outstanding number of Registrable Securities held by all Existing Investors may (A) if a short-form registration statement is not available to the Company, request registration under the Securities Act on Form S-1 or any successor form or any similar long-form registration statement (a “Long-Form Registration”) of all or any portion of its Registrable Securities in accordance with Section 1(b) or (B) if available, request registration under the Securities Act on Form S-3 (including a Shelf Registration) or any successor form or any similar short-form registration statement (a “Short-Form Registration”) of all or any portion of its Registrable Securities, as the case may be, in accordance with Section 1(c) (each such request, a “Demand Notice”); provided that the Existing Investors shall be collectively entitled to a total of two (2) Demand Registrations in the aggregate (with no more than one (1) Demand Registration in any 12-month period); provided further that a registration shall not count towards such number unless and until the relevant holder is able to register and sell at least seventy-five percent (75%) of the Registrable Securities requested by such holder to be included in such registration. All registrations requested pursuant to this Section 1(a) by the holders of Registrable Securities are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the intended method of distribution and the approximate number of Registrable Securities requested to be registered. No Demand Registration will be consummated (and no registration statement with respect thereto filed) if (i) the Shelf Registration Statement is then effective, and such Shelf Registration Statement may be utilized by the requesting Investors for the offering and sale of Registrable Securities or (ii) the number of Registrable Securities requested to be registered (including pursuant to the following sentence) is fewer than such number of Common Shares with a value (based on the closing price of the Common Shares on the trading day immediately prior to the delivery of the Demand Notice to the Company) of $5,000,000. Within twelve (12) days after receipt of any such request, the Company shall give written notice of such requested registration to all other Investors and, subject to the terms of Section 1(d), shall include in such registration (and in all related registrations and qualifications under state blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the delivery of the Company’s notice. The Company shall pay all Registration Expenses (as defined below) with respect to Demand Registrations, whether or not any such offering is completed.

(b) Long-Form Registrations. If the Company is not then eligible to use a Short-Form Registration, the Company shall file a registration statement on Form S-1 or any successor form, under the Securities Act covering all Registrable Securities requested to be included in such Long-Form Registration (subject to the limitations set forth herein) promptly following the Company’s receipt of a Demand Notice therefor and, in any event, within forty-five (45) days in respect of a Long-Form Registration and twenty (20) days in respect of a Short-Form Registration after the date the Demand Notice is duly delivered to the Company in accordance with this Agreement. The Company shall use commercially reasonable efforts to cause such Long Form Registration to be declared effective under the Securities Act as soon as practicable after the filing thereof, but no later than the earlier of (i) ninety (90) calendar days after the filing date thereof (or one hundred and twenty (120) calendar days after the filing thereof if the U.S. Securities and Exchange Commission (the “Commission”) notifies the Company that it will “review” the Long Form Registration) and (ii) ten (10) business days after the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Long Form Registration will not be “reviewed” or will not be subject to any further review.

(c) Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable Short Form Registration. After the Transaction, the Company shall use its commercially reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities. If the Investors initially requesting a Short-Form Registration request that such Short-Form Registration be filed pursuant to Rule 415 (a “Shelf Registration”), and the Company is qualified to do so, then the Company shall use its commercially reasonable efforts to promptly file and cause a Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof and the Company shall use its commercially reasonable efforts to keep such shelf registration continuously effective following such registration. Any request for an underwritten offering using such Shelf Registration (an “Underwritten Takedown”) shall be deemed a Demand Registration. The provisions of Section 1(a) shall apply mutatis mutandis to each Underwritten Takedown, with references to “filing of the registration statement” being deemed references to filing of a prospectus or supplement for such offering and references to “registration” being deemed references to the offering and “value (based on the closing price of the Common Shares on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable, for any Long-Form Registration)” being deemed to be replaced with “price to the public (net of any underwriters’ discounts or commissions);” provided that Investors participating in an Underwritten Takedown shall only include Investors whose Registrable Securities are included in such Shelf Registration or may be included therein without the need for a post-effective amendment to such Shelf Registration (other than an automatically effective amendment). If for any reason the Company becomes ineligible to utilize Form S-3 or any similar applicable short form registration statement, then the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) one or more registration statements on such form that is available for the sale of Registrable Securities. The Company shall file a registration statement on Form S-3 under the Securities Act covering all Registrable Securities requested to be included in such Short Form-Registration (subject to the limitations set forth herein) promptly following the Company’s receipt of a Demand Notice therefor and, in any event, within forty-five (45) days after the date the Demand Notice is duly delivered to the Company in accordance with this Agreement.

(d) Additional Registrable Securities; Additional Selling Holders. At any time and from time to time that a Shelf Registration is effective, if a holder requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration or (ii) that such holder or any of its Affiliates be added as a selling stockholder in such Shelf Registration, the Company shall as promptly as practicable amend or supplement the Shelf Registration to cover such additional Registrable Securities and/or holder or holder Affiliate.

(e) Priority on Demand Registrations. If a Demand Registration is for an underwritten offering and the managing underwriters advise the Company in writing that in their reasonable opinion, the number of securities requested to be included in such offering exceeds the number of securities which marketing factors permit to be sold in such offering, then the Company shall include in such registration only that number of Registrable Securities that in the opinion of such underwriters marketing factors permit to be sold in such offering, and the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof with the following priority: (i) first, the securities of the holders who exercised such Demand Registration rights, allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, (ii) second, the Registrable Securities of holders exercising their rights to register their Registrable Securities pursuant to Section 2(a) hereof, allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities so requested, (iii) third, the securities the Company proposes to sell, and (iv) fourth, the securities of other persons or entities that the Company is obligated to register in a registration pursuant to separate written contractual arrangements with such persons.

(f) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within one hundred (100) days after the effective date of the Transaction or within one hundred (100) days after the effective date of a previous Demand Registration. The Company may postpone the filing or the effectiveness of a registration statement or prospectus supplement, as applicable, for a Demand Registration or suspend the use of a prospectus included in any registration statement for a Demand Registration, if the board of directors of the Company (the “Board”) determines in its good faith judgment, that such Demand Registration would require the Company to make an Adverse Disclosure; provided that in such event, the Investors initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn with respect to a Demand Registration, such Demand Registration shall not count against the total number of Demand Registrations provided for in Section 1(a) and Section 1(b), and the Company shall pay nonetheless all Registration Expenses in connection with such registration; provided further, that the Company shall not register any securities for its own account or that of any other Investor during such postponement or suspension period other than pursuant to: (a) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (b) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (c) a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered. “Adverse Disclosure” means public disclosure of material non-public information which, in the Board’s reasonable judgment, after consultation with outside counsel to the Company, (i) would be required to be made in any report or Registration Statement filed with the SEC by the Company so that such report or Registration Statement would not be materially misleading; and (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such report or Registration Statement. In such event, the Company shall have the right to defer such filing or offering for a period of not more than ninety (90) days.

(g) Resale Registration Statement.

(i) The Company shall use commercially reasonable efforts to file within thirty (30) days of the consummation of the Transaction (the “Resale Shelf Filing Date”) and to cause to be declared effective as soon as practicable thereafter, a registration statement on Form S-1 (the “Resale Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such filing); provided, that the Parties acknowledge and agree that the sale of any Registrable Securities registered under such Resale Shelf may be subject to restrictions imposed by lock-up or holdback restrictions, including those pursuant to the Lock-Up Agreements, and/or applicable securities laws. Such Resale Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any of the Investors named therein. Notwithstanding anything to the contrary herein, to the extent there is an active Resale Shelf under this Section 1(g) covering Registrable Securities of any Investor, such Investor may not request a Demand Registration that is not for an underwritten offering. In any event, the Resale Shelf shall be declared effective no later than sixty (60) calendar days after the Filing Date (the “Resale Shelf Effectiveness Deadline”); provided, that the Resale Shelf Effectiveness Deadline shall be extended to ninety (90) calendar days after the Resale Shelf Filing Date if the Resale Shelf is reviewed by, and comments thereto are provided from, the Commission; provided, further, that the Company shall have the Resale Shelf declared effective within ten (10) business days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Resale Shelf will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Resale Shelf Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Resale Shelf Effectiveness Deadline shall be extended to the next business day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Resale Shelf Effectiveness Deadline shall be extended by the same number of business days that the Commission remains closed for.

(ii) The Company agrees to use commercially reasonable efforts to cause such Resale Shelf, or another shelf registration statement that includes all Registrable Securities, to remain effective until the earlier of (i) the sixth anniversary of the consummation of the Transaction and, (ii) the date on which Investors cease to hold any Registrable Securities. The Company shall use its commercially reasonable efforts to provide a draft of the Resale Shelf to the Investors holding Registrable Securities for review (but not comment, other than with respect to the Investor’s name and number of Registrable Securities to be included in the Resale Shelf) at least three (3) Business Days in advance of filing the Resale Shelf; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Resale Shelf as a result of or in connection with any Investor’s review. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Resale Shelf due to limitations on the use of Rule 415 of the Securities Act for the resale of Registrable Securities by the applicable Investors or otherwise, such Resale Shelf shall register for resale the maximum number of Registrable Securities as is permitted. In such event, the number of Registrable Securities to be registered for each selling Investor named in the Resale Shelf shall be reduced pro rata among all such selling Investors, and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Resale Shelf or file a new Resale Shelf to register such Registrable Securities not included in the initial Resale Shelf and use its commercially reasonable efforts to cause such amendment or Resale Shelf to become effective as promptly as practicable. Registration Expenses of the holders of Registrable Securities in the Resale Shelf shall be paid by the Company, whether or not any such offering is completed.

(h) Selection of Underwriters. If any Demand Registration is for an underwritten offering, then the holders of a majority of the Registrable Securities being sold in such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer such offering, subject to the prior written approval of the Board, which approval shall not be unreasonably withheld, conditioned or delayed.

(i) Termination of Registration Rights. The rights of any holder of Registrable Securities to request inclusion of such Registrable Securities pursuant to this Section 1 shall terminate upon the earlier to occur of (i) the third anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)), or (B) all Registrable Securities have been sold under Rule 144 under the Securities Act. The provisions of Section 7 and Section 9 shall survive any termination.

Section 2. Piggyback Registrations.

(a) Right to Piggyback.

(i) Subject to the terms and conditions of this Agreement, at any time beginning thirty (30) days prior to the expiration of the applicable transfer restrictions under their respective Lock-Up Agreements, if the Company proposes to register any equity securities under the Securities Act (other than (a) pursuant to a registration on Form S-8 or Form S-4, or any successor forms, relating to equity securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (b) in connection with a direct or indirect business combination involving the Company and another Person, (c) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (d) for an offering of debt that is convertible into equity securities of the Company and (e) for a dividend reinvestment plan or similar plan, whether for sale solely for its own account) (a “Primary Registration”) or for the account of any other Person, the Company shall at such time give prompt notice (the “Piggyback Notice”) to each Investor at least ten (10) business days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall set forth such Investor’s rights under this Section 2(a) and shall offer such Investor the opportunity to include in such registration statement the number of Registrable Securities proposed to be registered as each such holder may request (a “Piggyback Registration”), subject to the provisions of Section 2(c), Section 2(d) and Section 2(f) of this Agreement.

(ii) Upon the request of any Investor made within ten (10) business days of the Piggyback Notice (which request shall specify the number of Registrable Securities intended to be registered by such Investor) and the minimum price, if any, below which such Investor will not sell such Registrable Securities (which minimum price, if any, may be subsequently waived or changed in the discretion of the Investor), the Company shall include, or if an underwritten offering, shall cause the underwriter(s) to include, all Registrable Securities that the Company has been so requested to include by all such Investors, and shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Investors, to the extent required to permit the disposition of the Registrable

Securities so to be registered; provided that, (i) if such registration involves an underwritten offering, all such Investors requesting to be included in the Company’s registration must sell their Registrable Securities to be registered to the underwriters selected by the Company (or if applicable the demanding holder pursuant to Section 1(g)) on the same terms and conditions as apply to the Company (or such holder) and (ii) if at any time after giving notice of its intention to register any equity securities in a Primary Registration pursuant to Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b) Piggyback Expenses. Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all piggyback underwritten offerings, whether or not any such offering is completed.

(c) Priority on Primary Piggyback Registrations. If a Piggyback Registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number of Registrable Securities which marketing factors permit to be sold in such offering, then the Company shall include in such offering only that number of securities that in the opinion of such underwriters marketing factors permit to be sold in such offering, with priority for inclusion to be determined as follows: (i) first, the securities the Company proposes to sell, (ii) second, a number of Registrable Securities requested to be included in such registration allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, any securities entitled to registration rights pursuant to separate written contractual arrangements.

(d) Priority on Secondary Piggyback Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities (other than holders of Registrable Securities) and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number of securities which marketing factors permit to be sold in such offering, then the Company shall include in such offering only that number of securities which in the opinion of such underwriters marketing factors permit to be sold in such offering, with priority for inclusion to be determined as follows: (i) first, the securities that such other holders of the Company’s securities propose to sell, (ii) second, a number of Registrable Securities requested to be included in such registration allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, the securities the Company proposes to sell.

(e) Selection of Underwriters. If any Piggyback Registration that is a primary registration is an underwritten offering, the Board shall select the investment banker(s) and manager(s) for such offering.

(f) Withdrawal. Any holder of Registrable Securities shall have the right to withdraw all or any portion of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration; provided, however, that (i) such request must be made in writing at least one (1) day prior to the execution of the underwriting agreement with respect to such registration or, in the case of a non-underwritten offering, the effective date of the Registration Statement or applicable prospectus supplement pertaining to such offering and (ii) such withdrawal shall be irrevocable. The Company (whether on its own good-faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

(g) Termination of Registration Rights. The rights of any holder of Registrable Securities to request inclusion of such Registrable Securities pursuant to this Section 2 shall terminate upon the earlier of (i) the third anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)), or (B) all Registrable Securities have been sold under Rule 144 under the Securities Act. The provisions of Section 7 and Section 9 shall survive any termination.

Section 3. Underwriter’s Lockup. Each Investor agrees that to the extent it is timely notified in writing by the underwriters managing any underwritten offering, each Investor participating in such underwritten offering shall agree (the “Underwriter’s Lockup”) not to Transfer any Registerable Securities without the prior written consent of the Company or such underwriters during the period beginning fifteen (15) days before and ending ninety (90) days (or, in either case, such lesser period as may be applicable to the officers and directors of the Company in their respective lock-up agreements or permitted by the Company or the underwriters of such underwritten offering) after the pricing date of such underwritten offering, subject to any exceptions permitted by such managing underwriter or underwriters. The Company may impose stop-transfer instructions with respect to the Common Shares (or other securities) to effect the Underwriter’s Lockup.

Section 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement (including pursuant to a Resale Shelf), the Company shall use its commercially reasonable efforts to effect the registration, offering and the sale of such Registrable Securities hereunder in accordance with the intended method of disposition thereof as promptly as is practicable, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a) notify each holder of Registrable Securities of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

(b) prepare and file with the Commission and all such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period (the “Effectiveness Obligation Period”) ending on the earlier of (i) one hundred twenty (120) days, other than with respect to a Shelf Registration, (ii) when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement, (iii) if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities thereunder by any underwriter or dealer), or (iv) if such registration statement is a Resale Shelf, such period described in Section 1(g) hereto, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents (including all exhibits thereto and documents incorporated by reference therein) as such seller may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its commercially reasonable efforts, and cooperate with such holders, the underwriters, if any, and their respective counsel, to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller or underwriter, if any, or their respective counsel reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e) except to the extent prohibited by applicable law and subject to entry into a customary confidentiality agreement or arrangement, make available after reasonable advance notice during business hours at the offices where such information is normally kept for inspection by each such holder, any underwriter participating in any distribution pursuant to such registration, any broker, placement agent or sales agent conducting a sale pursuant to a takedown of Registrable Securities and any attorney, accountant or other agent retained by such holder, underwriter, broker, placement agent or sales agent, as applicable, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request in connection with customary due diligence and drafting sessions, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such holder, underwriter, broker, placement agent, sales agent, attorney, accountant or agent in connection with the same, provided, however, that (i) information obtained hereunder will be used by such persons only for purposes of conducting such due diligence, (ii) any such holder or such holder’s agents shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and shall comply with all of the Company’s site safety rules, (iii) records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such participating holder or its agents unless (A) the release of such records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction (provided, however, that such Person shall use its reasonable efforts to provide the Company with prior written notice of such requirement to afford the Company with an opportunity to seek a protective order or other appropriate remedy in response) or (B) such records or information otherwise become generally available to the public other than through disclosure by such holder, underwriter, broker, placement agent, sales agent, such holder’s, underwriter’s, broker’s, placement agent’s or sales agent’s agent or by any Person in breach of any other confidentiality arrangement;

(f) prepare and file promptly with the Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, if any such holders of Registrable Securities or any underwriter, broker, placement agent or sales agent for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its commercially reasonable efforts to prepare promptly upon request of any such holder or underwriter, broker, placement agent or sales agent such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations; provided that, such obligation shall only apply during the Effectiveness Obligation Period; provided, further, that each holder of the Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in this Section 4(g), shall forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder is advised in writing by the Company that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by this Section 4(g), and if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice;

(g) cause all such Registrable Securities to be listed on the principal trading market of each securities exchange on which similar securities issued by the Company are then listed or quoted;

(h) provide and cause to be maintained a transfer agent, registrar and CUSIP number for all such Registrable Securities from and after a date not later than the effective date of such registration statement;

(i) take all reasonable actions to ensure that any Free-Writing Prospectus prepared by or on behalf of the Company in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that such obligation shall only apply during the Effectiveness Obligation Period;

(j) use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final prospectus and in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for offering or sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal or lifting of such order including through the filing of a registration statement or amending or supplementing the prospectus, if necessary;

(k) use its commercially reasonable efforts to obtain (i) a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters and (ii) opinions of counsel from the Company’s counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case, in form and substance reasonably satisfactory to the underwriters of an underwritten offering or to the broker, placement agent or sales agent in the case of a sale by a broker, placement agent or sales agent pursuant to a takedown of Registrable Securities, as applicable, and addressed to the managing underwriters or the broker, placement agent or sales agent, as applicable;

(l) use its commercially reasonable efforts to furnish to each seller and each underwriter, broker, placement agent or sales agent, if any, participating in an offering or takedown of Registrable Securities on the date the Registrable Securities are delivered for sale pursuant to such Registration, (i)(A) a 10b-5 statement and legal opinion of outside counsel to the Company in customary form and covering such matters as are customarily covered by 10b-5 statements and legal opinions required to be included in the Registration Statement and (B) a written legal opinion of outside counsel to the Company, in form and substance as is customarily given in opinions of outside counsel to the Company to underwriters in underwritten registered offerings or to a broker, placement agent or sales agent pursuant to a takedown of Registrable Securities, as applicable;

(m) once a registration statement covering the resale of the Registrable Securities is declared effective, the Company shall remove any restrictive legends, including any lock-up restrictions upon the expiration or release from such restrictions in accordance with the Lock-Up Agreements, and the Company shall provide its transfer agent (the “Transfer Agent”) a blanket opinion of counsel permitting such removal. In addition to the foregoing, in connection with any sale or other disposition of Registrable Securities by the Investor pursuant to Rule 144 or National Instrument 45-102 Resale of Securities, if requested by an Investor, the Company shall cause its Transfer Agent to remove any restrictive legends related to the book entry account holding such Registrable Securities and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from the Investor; provided that the Company and the Transfer Agent have timely received from the Investor customary representations and documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith. Subject to receipt from the Investor by the Company and the Transfer Agent of such customary representations and documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, the Investor may request that the Company remove any legend from the book entry position evidencing its Subscribed Shares (including any lock-up restrictions upon the expiration or release from such restrictions in accordance with the Lock-Up Agreements) and the Company will, if required by the Transfer Agent, use its commercially reasonable efforts to cause an opinion of the Company’s counsel be provided, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act or National Instrument 45-102 Resale of Securities, following the earliest of such time as such Registrable Securities are subject to or are about to be sold pursuant to Rule 144 or in accordance with or National Instrument 45-102 Resale of Securities. If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, the Company shall, in accordance with the provisions of this Section 4(m) and within three (3) trading days of any request therefor from the Investor accompanied by such customary representations and documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares and an opinion of the Company counsel, if required. The Company shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with any actions taken pursuant hereto with respect to any legend removal and reissuance; and

(n) otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration, marketing and sale of such Registrable Securities contemplated hereby.

Section 5. Certain Obligations of Holders of Registrable Securities. Each holder of Registrable Securities that sells such securities pursuant to a registration under this Agreement agrees as follows:

(a) Such holder shall cooperate with the Company (as reasonably requested by the Company) in connection with the preparation of the registration statement, and, for so long as the Company is obligated to file and keep effective such registration statement, each holder of Registrable Securities that is participating in such registration shall provide to the Company, in writing, for use in the applicable registration statement, all such information regarding such holder and its plan of distribution of such securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering such securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

(b) During such time as a holder of Registrable Securities may be engaged in a distribution of such securities, such holder shall distribute such securities under the registration statement solely in the manner described in the registration statement.

(c) Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f), shall immediately discontinue the disposition of its securities of the Company pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(f). In the event the Company has given any such notice, the applicable time period set forth in Section 4(c) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f).

(d) Information obtained by such holder or by its agents pursuant to this Agreement shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public.

(e) Such holder shall notify the Company as soon as practicable if it becomes aware of the occurrence of any event, development or fact as a result of which a Registration Statement or any Prospectus or supplement, as then in effect, contains an untrue statement of a material fact with respect to the Investor Information (as defined below) supplied by such holder or omits to state any material fact with respect to the Investor Information supplied by such holder required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 6. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, filing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, and the Company also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Notwithstanding anything to the contrary contained herein, each seller of securities pursuant to a registration under this Agreement shall bear and pay all underwriting fees, discounts, selling commissions and stock transfer taxes and fees with respect to such holder’s Registrable Securities and any out-of-pocket expenses of such participating holder, including any fees and expenses of counsel for such participating holder.

(b) To the extent any expenses relating to a registration hereunder are not required to be paid by the Company, each holder of securities included (or requested to be included) in any registration hereunder shall pay those expenses allocable to the registration (or proposed registration) of such holder’s securities so included (or requested to be included), and any expenses not so allocable shall be borne by all sellers of securities requested to be included in such registration in proportion to the aggregate selling price of the securities to be so registered.

Section 7. Indemnification.

(a) The Company shall indemnify, defend and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, Affiliates and employees, each investment manager or investment adviser of such holder and each Person who acts on behalf of or controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of or based upon any of the following statements, omissions or violations by the Company: (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, Free-Writing Prospectus or similar document (including any related Registration Statement, notification, or the like), or any amendment thereof or supplement thereto or any document incorporated by reference therein incident to any registration, qualification, compliance or sale effected pursuant to this Agreement or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and to pay to each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, Affiliates and employees and each Person who acts on behalf or controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except to the extent that the same are caused by or based upon or related to any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with any Investor Information. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to

the same extent as provided above with respect to the indemnification of the holders of Registrable Securities (or to such lesser extent that may be agreed to between the underwriters and the Company).

(b) In connection with any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company and the managing underwriter in writing such information and affidavits as the Company or the managing underwriter reasonably requests (such information, the “Investor Information”) for use in connection with any such registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, offering circular, Free-Writing Prospectus or similar document (including any related Registration Statement, notification, or the like), or any amendment thereof or supplement thereto or any document incorporated by reference therein incident to any registration, qualification, compliance or sale effected pursuant to this Agreement and, to the fullest extent permitted by law, shall indemnify the Company, its directors, officers, agents and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, offering circular, Free-Writing Prospectus or similar document (including any related Registration Statement, notification, or the like), or any amendment thereof or supplement thereto or any document incorporated by reference therein incident to any registration, qualification, compliance or sale effected pursuant to this Agreement and any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein and in reliance upon and in conformity with the Investor Information expressly for use therein and has not been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim; and each Investor agrees to reimburse the Company indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not actually and materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party by giving written notice of the same. The indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one (1) separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration by such conflicting indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof (i) the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such indemnified party, and (ii) a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided that any sums payable in connection with such settlement are paid by the indemnifying party. The indemnifying party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified party unless the indemnifying party has also consented to such judgment or settlement (such consent not to be unreasonably withheld, conditioned or delayed).

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of or is otherwise unenforceable with respect to any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact has been made by or relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 7(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited for each seller to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration; provided that in no event shall the aggregate amounts payable by any such seller by way of indemnity or contribution under this Section 7(d) and when combined with any amounts payable under Section 7(b) exceed the net proceeds from the offering actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e) The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(f) The indemnities provided in this Section 7 shall survive the Transfer of any Registrable Securities by such holder.

(g) The provisions of this Section 7 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or controlling person of such indemnified party.

Section 8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s Registrable Securities on the basis provided in any underwriting arrangements in form customary for transactions of this type approved by the holders of a majority of the Registrable Securities to be sold in the contemplated offering (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters in connection with an underwritten registration

(other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 7, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3.

Section 9. Rule 144 Reporting. With a view to making available to the holders of Registerable Securities the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company, following the date hereof, for so long as the Investors hold Registrable Securities, agrees to use its commercially reasonable efforts to:

(a) make and keep public information available (as those terms are understood and defined in Rule 144 promulgated under the Securities Act); and

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after the Company has become subject to such reporting requirements) so long as the Company remains subject to such requirements to enable the Investors to resell the Registrable Securities pursuant to Rule 144.

Section 10. Term. This Agreement shall become effective upon consummation of the Transaction and shall terminate upon the earlier to occur of (a) the sixth anniversary of the date of this Agreement and (b) the date as of which (i) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)), or (ii) all Registrable Securities have been sold under Rule 144 under the Securities Act. The provisions of Section 7 and Section 9 shall survive any termination.

Section 11. Definitions.

“Affiliate” means, as applied to any Person, means any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, provided that “Affiliate” shall not include any “portfolio company” (as such term is commonly used in the private equity industry) and with respect to any Person that is managed or controlled by a private equity company or investment firm (a “Sponsor”), the limited partners of the funds which own interests in such Person shall not be deemed Affiliates of such Person unless such limited partners are controlled by the Sponsor for such Person. The term “Affiliated” shall have the correlative meaning. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 promulgated under the Securities Act.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall in any case include the receipt of any notice delivered by the Company under this Agreement, including pursuant to Section 1 or Section 2 hereof and the information contained in any such notice.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means (a) Common Shares (including any Common Shares issued pursuant to the Business Combination Agreement and any Common Shares issued or issuable upon the exercise or conversion of any other security, including the Common Shares to be issued upon exercise of the Sponsor Options (as such term is defined in that certain Sponsor Option Agreement, dated as of the date hereof, by and between certain of the Existing Holders and the Company) held by an Investor immediately following the Closing, (b) any Common Shares then owned, or underlying any rights then owned, by an Additional Investor; (c) any Common Shares acquired by an Investor following the date hereof to the extent that such securities are (i) “restricted securities” (as defined in Rule 144), (ii) held by an “affiliate” (as defined in Rule 144) of the Company or (iii) otherwise cannot be sold pursuant to Rule 144 or any successor rule promulgated under the Securities Act (with no volume or other restrictions or limitations including as to manner or timing of sale); and (d) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b), or (c) above by way of a share dividend or share split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction. As to any particular Registrable Securities, such securities shall cease to be a Registrable Security upon the earlier to occur of (x) a registration statement covering such Registrable Security having been declared effective by the Commission and such Registrable Security having been disposed of pursuant to such effective registration statement, (y) such Registrable Securities having been sold under Rule 144 under the Securities Act or (z) such securities cease to be outstanding.

“Rule 144,” “Rule 158,” “Rule 174,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Transfer” shall mean to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a Person.

Section 12. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Parties agree and acknowledge that any Party would be irreparably harmed by, and money damages would not be an adequate remedy for, any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any Party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Amendments and Waivers. The provisions of this Agreement may be amended, and any provision of this Agreement may be waived, only upon the prior written consent of (i) the Company and (ii) the holders of a majority of the Registrable Securities; provided that to the extent any such amendment alters or waives any rights of the Existing Investors in an adverse manner in any material respect, such amendment or waiver will also require the prior written consent of the majority of the Existing Investors. No course of dealing between or among the Parties (including the failure of any Party to enforce any of the provisions of this Agreement) shall be deemed effective to modify, amend, waive or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement, and the failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach.

(d) Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties, shall bind and inure to the benefit of the respective successors and assigns of the Parties whether so expressed or not; provided that, neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Company except in connection with a purchase of all or substantially all of the Company’s assets, or to any successor by way of merger, consolidation, amalgamation, plan of arrangement or similar transaction.

(e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only in such jurisdiction and to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or any provisions of this Agreement in any other jurisdiction.

(f) Counterparts. This Agreement and any amendments hereto or thereto, to the extent signed and delivered in counterparts (any one of which need not contain the signatures of more than one Party hereto or thereto, but all such counterparts together shall constitute one and the same Agreement) by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original thereof and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party hereto or thereto, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties hereto or thereto. No Party hereto shall raise the use of a facsimile machine or electronic transmission in pdf to deliver a signature or the fact that any signature or document was transmitted or communicated through the use of facsimile machine or electronic transmission as a defense to the formation of a contract, and each such Party forever waives any such defense.

(g) Descriptive Headings; Interpretation. The headings and captions used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word “including” herein shall mean “including without limitation.” Any reference to the masculine, feminine or neuter gender shall be deemed to include any gender or all three as appropriate.

(h) Governing Law; Jurisdiction; Agreement for Service. This Agreement, and all claims or causes of action based upon, arising out of or related to this Agreement or the transactions contemplated herein, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware, except to the extent mandatorily governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware), for the purposes of any proceeding, claim, demand, action or cause of action (a) arising under this Agreement or the transactions contemplated hereby or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or the transactions contemplated hereby or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 12(i) for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, the transactions contemplated hereby, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 12(k) shall be effective service of process for any such proceeding, claim, demand, action or cause of action.

(i) WAIVER OF TRIAL BY JURY. THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(J).

(j) Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

if to the Company:

[●]

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention: David E. Shapiro

Email: DEShapiro@wlrk.com

If to any Investor, at the address indicated in such Investor’s signature page to this Agreement.

(k) Rights Cumulative. The rights and remedies of each of the Parties under this Agreement shall be cumulative and not exclusive of any rights or remedies which a Party would otherwise have hereunder at law or in equity or by statute, and no failure or delay by either Party in exercising any right or remedy shall not impair any such right or remedy or operate as a waiver of such right or remedy, and neither shall any single or partial exercise of any power or right preclude a Party’s other or further exercise thereof or the exercise of any other power or right.

(l) No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(m) Entire Agreement. This Agreement and the other agreements and instruments referred to herein contain the complete agreement between the Parties with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements and representations by or between the parties hereto (whether written or oral) that may have related to the subject matter hereof or thereof in any way.

(n) Additional Investors. Any Affiliate of an Investor that acquires Registrable Securities from such Investor, so long as such Person remains an Affiliate of such Investor and so long as such acquired securities remain Registrable Securities, may become a party to this Agreement as an Investor (such Investor, an “Additional Investor”), by executing and delivering a joinder to this Agreement, agreeing to be bound by the terms of this Agreement, in form and substance reasonably satisfactory to the Company.

(o) Effectiveness. This Agreement shall only be effective as of the Closing (as defined in the Transaction Agreement) and shall be terminated and of no force and effect if the Transaction Agreement is terminated

Section 13. MNPI Provisions.

(a) Each Investor acknowledges that the provisions of Section 1, 2 and 4 of this Agreement may require certain communications to be made by the Company or other Investors to such Investor that may result in such Investor and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Company’s securities is pending or the number of Company securities or the identity of the selling stockholders) (such communications, “MNPI Communications”); provided that the Company will notify each Investor entitled to notice or who received an MNPI Communication if any proposed registration or offering for which an MNPI Communication has been delivered pursuant to this Agreement has been terminated or aborted to the extent the knowledge of such registration or offering constitutes MNPI.

(b) Each Investor agrees that it will maintain the confidentiality of MNPI in MNPI Communications delivered to it and, to the extent such Investor is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Investor (“Policies”); provided that the obligation to maintain confidentiality of MNPI in MNPI Communications shall cease when the information in the MNPI Communications (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 13(b) by such Investor or its Representatives), or (ii) is or has been made known or disclosed to the Investor by a third party not known by such Investor to be in breach of any obligation of confidentiality such third party may have to the Company; provided further that an Investor may deliver or disclose MNPI in such MNPI Communications to (1) its affiliates, its and its affiliates’ respective directors, officers, employees, partners, members, agents, attorneys, consultants and financial and other advisors, and potential sources of capital (including potential limited partners) (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (2) any federal, state, national, foreign or other regulatory or self-regulatory authority having jurisdiction over such stockholder, or (3) any Person if necessary to effect compliance with any law, rule, regulation, investigation, audit, request or order applicable to such Investor, including in response to any subpoena or other legal process, audit or examinations; provided further, that in the case of clause (1), the recipients of such MNPI in such MNPI Communications are subject to the Policies or agree to or are otherwise obligated to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 13 and that in the case of clauses (2) and (3), such Investor promptly notifies the Company of such disclosure to the extent such Investor is legally permitted to give such notice and it is reasonably practicable; provided further, no such notice shall be required where disclosure is made (x) in response to a general request by a regulatory or self-regulatory authority or (y) in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not reference the Company or this Agreement.

(c) Each Investor, by its execution of this Agreement, hereby acknowledges that it is aware that the U.S. securities laws prohibit any Person who has MNPI about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedge transactions involving such securities), or from communicating such information to any other Person in certain circumstances.

(d) Each Investor shall have the right, at any time and from time to time (including after receiving information regarding any potential underwritten offering), to elect not to receive MNPI Communications that the Company or any other Investors otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Investor that it does not want to receive any MNPI Communications (an “Opt-Out Request”); in which case, and notwithstanding anything to the contrary in this Agreement, the Company and other Investors shall not be required to, and shall not, deliver any MNPI Communications for which the Investor has indicated in an Opt-Out Request that it does not want to receive hereunder to the extent that such MNPI Communications would reasonably be expected to result in an Investor acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect until the Investor notifies the Company that it withdraws the Opt-Out Request, and the Investor may, in its sole discretion, determine the scope and applicability of the Opt-Out Request as set forth in an Opt-Out Request. An Investor who previously has given the Company an Opt-Out Request may update or revoke such request at any time, and there shall be no limit on the ability of an Investor to issue, update and revoke subsequent Opt-Out Requests; provided that each Investor shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

*  *  *  *  *

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Rights Agreement as of the date first written above.

THE COMPANY:
[●]

THE INVESTORS:
[●]

[Signature Page to Registration Rights Agreement]

Annex J

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [●], 2024, by and among [SEAC II Corp.], a British Columbia corporation (the “Company”), and each of Eagle Equity Partners V, LLC, a Delaware limited liability company (the “Sponsor”), the Persons set forth on Schedule 1 hereto (the “Company Holders”) and the Persons set forth on Schedule 2 hereto (the “Independent Holders”). The Sponsor, the Independent Holders, the Company Holders and any Person who hereafter becomes a party to this Agreement pursuant to Section 2 are referred to herein, individually, as a “Holder” and, collectively, as the “Holders.”

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in that certain Business Combination Agreement, dated as of December 22, 2023 (as it may be amended or supplemented from time to time, the “Business Combination Agreement”), by and among the Company, Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), SEAC MergerCo, a Cayman Islands exempted company, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company, Lions Gate Entertainment Corp., a British Columbia corporation (“LG Parent”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and LG Orion Holdings ULC, a British Columbia unlimited liability company; and

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, and in view of the valuable consideration to be received by the parties thereunder, the Company and each of the Holders desire to enter into this Agreement, pursuant to which the Holders’ Lock-Up Securities shall become subject to limitations on Transfer as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the Company hereby agrees with each of the Holders as follows:

1. Definitions. The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

(a) “Company Holders Lock-Up Period” shall mean, with respect to the Company Holders, the Independent Holders and their respective Permitted Transferees, the period beginning on the Closing Date and ending on the date that is one hundred eighty (180) days after the Closing Date.

(b) “Lock-Up Period” shall mean either the Company Holders Lock-Up Period or the Sponsor Lock-Up Period, as applicable.

(c) “Lock-Up Securities” shall mean the PubCo Common Shares, including any PubCo Common Shares issuable upon exercise of any options of the Company held by the Holders (“Company Options”) immediately following the Closing but excluding, for the avoidance of doubt, the Company Options themselves.

(d) “Permitted Transferee” shall mean any Person to whom a Holder is permitted to Transfer Lock-Up Securities prior to the expiration of the Lock-Up Period pursuant to Section 2(b).

(e) “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(f) “Sponsor Lock-Up Period” shall mean, with respect to the Sponsor and its Permitted Transferees, the period beginning on the Closing Date and ending on the earliest of (i) the date that is one year after the Closing Date, (ii) (x) with respect to 50% of the Sponsor’s Lock-Up Securities, the date on which the Trading Price of a PubCo Common Share equals or exceeds $12.50 per share and (y) with respect to the remaining 50%

of the Sponsor’s Lock-Up Securities, the date on which the Trading Price of a PubCo Common Share equals or exceeds $15.00 per share, in each case at least one hundred eighty (180) days after the Closing Date and (iii) the date on which the Company completes a liquidation, merger, amalgamation, capital stock exchange, reorganization or other similar transaction, including, for the avoidance of doubt, a transaction contemplated by Section 2(g) hereof, that results in all of the Company’s public shareholders having the right to exchange their PubCo Common Shares for cash, securities or other property. For the avoidance of doubt, (A) if the Trading Price of a PubCo Common Share equals or exceeds $15.00 per share at least one hundred eighty (180) days after the Closing Date, then condition (ii)(x) shall be deemed to have been met and (B) the Company Options held by the Sponsor shall be subject to those restrictions set forth in the Option Agreement, dated as of [●], by and between the Company and the Sponsor.

(g) “Trading Price” shall mean the daily closing price of the PubCo Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a period of thirty (30) consecutive trading days beginning thirty (30) days or more after the Closing.

(h) “Transfer” shall mean the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or other disposal of or agreement to dispose of; directly or indirectly, or establishment or increase of a put equivalent position or liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or engagement in any Short Sales, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

2. Lock-Up Provisions.

(a) Subject to Section 2(b), each Holder agrees that it shall not Transfer any Lock-Up Securities until the end of the Lock-Up Period applicable to such Holder.

(b) Notwithstanding the provisions set forth in Section 2(a), each Holder or its respective Permitted Transferees may Transfer the Lock-Up Securities during the Lock-Up Period (i) to (A) any direct or indirect partners, members or equity holders of the Sponsor, any affiliates of the Sponsor or any related investment funds or vehicles controlled or managed by such Persons or their respective affiliates or (B) the Company Holders or any direct or indirect partners, members or equity holders of the Company Holders, any affiliates of the Company Holders or any related investment funds or vehicles controlled or managed by such Persons or their respective affiliates; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is such individual or a member of such individual’s immediate family or an affiliate of such Person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (v) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (iv) above; (vi) to the Company; (vii) in connection with a liquidation, merger, share exchange, reorganization, tender offer approved by the board of directors of the Company (the “Company Board”) or a duly authorized committee thereof or other similar transaction which results in all of the Company’s shareholders having the right to exchange their PubCo Common Shares for cash, securities or other property subsequent to the Closing Date; (viii) in connection with any legal, regulatory or other order; or (ix) in the case of a Company Holder, to support LG Parent’s or any of its subsidiaries’ credit obligations; provided, however, that in the case of clauses (i) through (iv), such Permitted Transferees must enter into a duly executed joinder to this Agreement in the form of Exhibit A hereto; provided, further, that no filing by any Holder under the Exchange Act or other public announcement shall be made (including voluntarily) in connection with such Transfer except as otherwise compelled or required to comply with applicable law or legal process or any request by a Governmental Entity or the rules of any securities exchange, foreign securities exchange, futures exchange, commodities exchange or contract market; provided, further, that any Transfer pursuant to this Section 2(b) shall not involve a disposition for value.

(c) In order to enforce this Section 2, the Company may impose stop-transfer instructions with respect to the Lock-Up Securities until the end of the Lock-Up Period; provided that such instructions permit the transfers contemplated by clause (b) above.

(d) For the avoidance of doubt, each Holder shall retain all of its rights as a securityholder of the Company with respect to the Lock-Up Securities during the Lock-Up Period, including the right to vote any Lock-Up Security that such Holder is entitled to vote, as applicable.

(e) Notwithstanding anything in this Agreement to the contrary, the Company Board shall be entitled to release any Holder from any or all of its obligations hereunder on behalf of the Company; provided, however, that if one Holder is released, the other Holders shall also be similarly released to the same relative extent as the released Holder.

(f) The lock-up provisions in this Section 2 shall, with respect to any Holder, supersede the lock-up provisions contained in Sections 7(a) of that certain letter agreement, dated as of January 5, 2022, by and among SEAC, the Sponsor and SEAC’s officers and directors (the “Prior Agreement”) with respect to such Holder and such provision of the Prior Agreement shall be of no further force or effect with respect to such Holder.

(g) For the avoidance of doubt, nothing herein shall prohibit or restrict a spin-off, separation, distribution or similar transaction that results in the equity holders of Lions Gate Entertainment Corp. (“LGEC”) receiving equity interests in the Company or its successor, including by way of a transfer of Lock-Up Securities to an entity that will become an independent, separately traded public company from LGEC (provided, that, such transaction shall not be completed prior to the date of effectiveness of the Registration Statement (as defined in the Subscription Agreements entered into by the Company and SEAC with certain institutional accredited investors on December 22, 2023) unless such transaction would otherwise result in the exchange of Subscriber Shares (as defined in the Subscription Agreements) for an equivalent number of freely-tradeable equity securities of the surviving entity) .

3. Validity of Transfers. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the applicable Lock-Up Securities as one of its equity holders for any purpose.

4. Effectiveness; Termination. This Agreement shall be effective upon consummation of the transactions contemplated by the Business Combination Agreement and shall terminate on the date on which Holder no longer holds Lock-Up Securities.

5. Miscellaneous.

(a) Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements executed and performed entirely within such State, except to the extent mandatorily governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(b) Consent to Jurisdiction and Service of Process. ANY PROCEEDING OR ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, ONLY TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE), AND EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY (I) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUCH PROCEEDING OR ACTION, (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER

HAVE TO PERSONAL JURISDICTION, VENUE OR TO CONVENIENCE OF FORUM, (III) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH PROCEEDING OR ACTION SHALL BE HEARD AND DETERMINED ONLY IN ANY SUCH COURT AND (IV) AGREES NOT TO BRING ANY PROCEEDING OR ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY OTHER COURT. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN SECTION 3(h), WITHOUT LIMITING THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY APPLICABLE LAWS.

(c) Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3(c).

(d) Assignment; Third Parties. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement and all obligations of a Holder are personal to such Holder and may not be transferred or delegated at any time. Nothing contained in this Agreement shall be construed to confer upon any person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

(e) Specific Performance. Each Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Holder, money damages will be inadequate and the Company will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(f) Amendment; Waiver. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed by (i) the Company and (ii) Holders holding a majority of the PubCo Common Shares that are then subject to this Agreement; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that materially and adversely affects a Holder, solely in its capacity as a holder of Lock-Up Securities, shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(g) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including”

(and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h) Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid or (iii) when delivered by FedEx or other nationally recognized overnight delivery service, addressed, if to the Company, to: [●], [●], Attn: Investor Relations, email: [●], with a copy, which shall not constitute notice, to [●] [●], Attn: [●], email: [●]; and if to any Holder, at such Holder’s address or email address as set forth in the Company’s books and records.

(i) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(j) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, nothing in this Agreement (other than Section 2(f)) shall limit any of the rights, remedies or obligations of the Company or any of the Holders under any other agreement between any of the Holders and the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of any of the Holders or the Company under this Agreement.

(k) Several Liability. The liability of any Holder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Holder be liable for any other Holder’s breach of such other Holder’s obligations under this Agreement.

(l) Counterparts. The undersigned hereby consents to receipt of this Agreement in electronic form and understands and agrees that this Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

COMPANY:

[SEAC II CORP.]

By:
Name:	[●]
Title:	[●]

HOLDER:

EAGLE EQUITY PARTNERS V, LLC

By:	EEP Holdings – SC, LLC,
its managing member

By:
Name:	Eli Baker
Title:	Managing Member

HOLDER:

[NAME]

By:
Name:	Eli Baker
Title:	Managing Member

[NAME]

By:
Name:	[Name]
Title:	[Title]

[Signature Page to Lock-Up Agreement]

SCHEDULE 1

COMPANY HOLDERS

[omitted]

SCHEDULE 2

INDEPENDENT HOLDERS

[omitted.]

EXHIBIT A

FORM OF JOINDER TO LOCKUP AGREEMENT

Reference is made to the Lockup Agreement, dated as of [●], 2024, by and among [SEAC II Corp.], a British Columbia corporation (the “Company”), Eagle Equity Partners V, LLC, the Independent Holders (as defined therein) and the Company Holders (as defined therein) who from time to time become a party thereto (as amended from time to time, the “Lockup Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lockup Agreement.

Each of the Company and each undersigned holder of common shares of the Company (each, a “New Shareholder Party”) agrees that this Joinder to the Lockup Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

Each undersigned New Shareholder Party hereby agrees to and does become party to the Lockup Agreement as a Shareholder Party. This Joinder shall serve as a counterpart signature page to the Lockup Agreement and by executing below each undersigned New Shareholder Party is deemed to have executed the Lockup Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank.]

[Exhibit B]

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW STOCKHOLDER PARTY]

By:
Name:
Title:

[SEAC II CORP.]

By:
Name:
Title:

Annex K

December 21, 2023

Screaming Eagle Acquisition Corp.

955 Fifth Avenue

New York, NY 10075

Ladies and Gentlemen:

Screaming Eagle Acquisition Corp. (the “Company”) has engaged Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, to serve as an independent financial advisor to the special committee (the “Transaction Committee”) of the Board of Directors (the “Board of Directors”) of the Company (solely in their capacity as members of the Transaction Committee) to provide an opinion (the “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the Company’s shareholders (in their capacities as such and other than Excluded Shareholders (as defined below)) of the consideration to be received by such shareholders (in their capacities as such) in the Proposed Transaction (as defined below) (such consideration, the “Consideration”). Terms used but not defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (defined below).

Description of the Proposed Transaction

It is Duff & Phelps’ understanding that the Company and Lions Gate Entertainment Corp. (“Parent”) are contemplating a business combination involving the motion picture and television production business (the “Studio Business”) held by Parent through its subsidiaries, by undertaking a series of transactions (the “Proposed Transaction”).

In connection with the Proposed Transaction, the Company and Parent are undertaking (a) a series of transactions including pursuant to which, among other things, Parent will cause the Studio Business to be separated from Parent and held by a subsidiary thereof (such subsidiary, “StudioCo”) (the “Separation”), (b) a series of related restructuring transactions pursuant to which shareholders of the Company will become shareholders of PubCo (collectively, the “Restructuring”) and (b) following the consummation of the Separation and the Restructuring, PubCo will issue PubCo common shares to the shareholder(s) of StudioCo (the “StudioCo Acquisition”).

For the purposes of this Opinion, “Excluded Shareholders” are (a) Eagle Equity Partners V, LLC and its affiliates and (b) a PIPE Investor or a Discounted Non-Redemption Investor (other than in their capacities as shareholders of the Company as of the date hereof) and their respective affiliates.

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations and

Screaming Eagle Acquisition Corp.

December 21, 2023

financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:

a.	A draft of the Business Combination Agreement dated December 21, 2023 by and among the Company, Parent, and certain of their affiliates set forth therein (the “Business Combination Agreement”);

b.

Audited financial information for the Studio Business for the years ended March 31, 2021 through March 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on Form 10 as LG Orion Holdings ULC and unaudited financial information for the Studio Business for the six-month period ended September 30, 2023;

c.

Audited financial information for Parent filed on Form 10-K, and any amendments thereto, with SEC for the years ended March 31, 2021 through March 31, 2023, and unaudited financial information for Parent filed on Form 10-Q with the SEC for the six-month period ended September 30, 2023;

d.	The Company’s registration statement on Form S-1 dated December 15, 2021;

e.

The Company’s audited financial statements for the years ended December 31, 2021 and December 31, 2022 filed on Form 10-K, and the Company’s unaudited financial statements for the nine-month period ended September 30, 2023 filed on Form 10-Q;

f.

Financial projections for the Studio Business for the fiscal years 2024 and 2025, provided to us by the management of Parent, and approved for our use by management of the Company (the “Financial Projections”);

g.

A letter dated December 21, 2023 from the management of the Company which made certain representations as to the Financial Projections and the underlying assumptions and other data and information regarding Parent and the Studio Business prepared by the management of Parent (the “Management Representation Letter”); and

h.	The Studio Business Investor Presentation dated November 2023 as supplemented by additional information provided by the management of Parent and the Company through the date hereof.

2.	Discussed the information referred to above and the background and other elements of the Proposed Transaction with certain members of the management of the Company;

3.

Discussed with certain members of the management of the Company and Parent the plans and intentions with respect to the management and operation of the Studio Business following the completion of the Proposed Transaction;

4.	Discussed with certain members of the management of the Company their assessment of the strategic rationale for, and the potential benefits of, the Proposed Transaction;

5.

Reviewed the historical trading price and trading volume of the Company’s Class A ordinary shares and Parent’s Class A voting common shares and Class B non-voting common shares and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

6.

Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques, including a discounted cash flow analysis, an analysis of selected public companies and an analysis of selected precedent transactions that Duff & Phelps deemed relevant for comparison to the Studio Business; and

7.	Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

Screaming Eagle Acquisition Corp.

December 21, 2023

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:

1.

Relied upon the accuracy, completeness and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the Company, Parent and the Studio Business and their respective managements, including all financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by us, and did not independently verify such information;

2.

Relied upon the fact that the Board of Directors, Transaction Committee and the Company have been advised by counsel as to legal matters with respect to the Proposed Transaction, including whether applicable procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken in all material respects;

3.

Assumed that any estimates, evaluations, forecasts and projections and any other forward-looking information, including the Financial Projections, furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the management of Parent, and Duff & Phelps expresses no opinion with respect to such estimates, evaluations, forecasts and projections and any other forward-looking information or any underlying assumptions, including the reasonableness or attainability thereof, with Duff & Phelps being directed by the Company’s management to utilize such estimates, evaluations, forecasts and projections and other pro forma information in connection with its financial analysis;

4.

Assumed that information supplied by the Company and Parent and their respective managements and representatives (including the information set forth or referenced in the Management Representation Letter) are accurate, genuine and complete in all material respects;

5.	Assumed that the representations and warranties made in the Business Combination Agreement are accurate in all material respects;

6.	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

7.

Assumed that each party will perform in all material respects all of the covenants and agreements required to be performed by such party under the Business Combination Agreement, that the Separation, Restructuring and StudioCo Acquisition will each be timely consummated and in a manner consistent in all material respects with the terms of the Business Combination Agreement and applicable law;

8.

Assumed that the transactions contemplated by the draft documents reviewed by Duff & Phelps (including the PIPE Financing (as defined in the Business Combination Agreement)) will be consummated in all material respects accordance with the terms of such documents;

9.

Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company, Parent or the Studio Business since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading in any material respect;

10.

Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in a timely manner in accordance with the Business Combination Agreement without in any material respect any amendments thereto or waivers of any terms or conditions thereof; and

11.

Assumed that the consummation of the Proposed Transaction will comply in all material respects with all applicable foreign, federal, state and local statutes, rules and regulations and that all governmental,

Screaming Eagle Acquisition Corp.

December 21, 2023

regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained and that in the course of obtaining any such consents and approvals no restrictions will be imposed or waivers made that would have a material adverse effect on the Company, Parent, the Studio Business, or the contemplated benefits expected to be derived in the Proposed Transaction. We have assumed that the Proposed Transaction will be consummated in a manner that complies in all material respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal, state and foreign statutes and the rules and regulations promulgated thereunder.

Given the Company’s nature as a special purpose acquisition company and the Restructuring, for purposes of this Opinion and its analysis and with the Company’s consent, Duff & Phelps has assumed a value of $10.70 per share for the Company’s Class A ordinary shares, and following the Restructuring, the PubCo shares, with such $10.70 value being based on the Company’s initial public offering and the Company’s approximate cash per outstanding Class A ordinary share of the Company (excluding, for the avoidance of doubt, the dilutive impact of founder shares or any publicly traded warrants or units, private warrants or other rights). Further, for purposes of this Opinion and its analysis and with the Company’s consent, Duff & Phelps has assumed, without independent verification, the accuracy and completeness in all material respects of the capitalization information for the Studio Business prepared by the Company, pro forma for the Proposed Transaction and the PIPE Financing.

To the extent that any of the foregoing assumptions, representations or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

Qualifications

Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation, and has no obligation, to update this Opinion or advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof.

We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States or any foreign government, or any domestic or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC, the Financial Accounting Standards Board, or any similar foreign regulatory body or board.

Duff & Phelps did not evaluate the solvency of the Company, Parent or the Studio Business, or conduct an independent evaluation, valuation, appraisal or physical inspection of any specific assets or liabilities (contingent, derivative, off-balance sheet or otherwise), nor have we been furnished with such materials. Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of the Studio Business or any alternatives to the Proposed Transaction, (ii) negotiate the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Business Combination Agreement and the Proposed Transaction, or (iii) advise the Transaction Committee or any other party with respect to alternatives to the Proposed Transaction.

Duff & Phelps is not expressing any opinion as to the market price or value of the Company’s Class A ordinary shares, the PubCo shares, or other equity securities of Parent or the Studio Business, as applicable, either before

Screaming Eagle Acquisition Corp.

December 21, 2023

or after the announcement or the consummation of the Proposed Transaction or how any such shares may trade at any time. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, analysis of Parent, the Company, the Studio Business or their respective subsidiaries’ credit worthiness, tax advice, or accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal, regulatory, accounting, insurance or tax matter.

In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s or Parent’s officers, directors, or employees, or any class of such persons, relative to the Consideration, or with respect to the fairness of any such compensation.

Limiting Conditions

This Opinion is furnished for the use and benefit of the Board of Directors, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. Duff & Phelps has consented to the inclusion of the Opinion in its entirety and the description hereof in the proxy statement/prospectus and any other filing the Company is required to make with the Securities and Exchange Commission in connection with the Proposed Transaction if such inclusion is required by applicable law.

This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address or express any view on any transaction related to the Proposed Transaction, including the PIPE Financing; (iii) is not a recommendation as to how the Transaction Committee, the Board of Directors or any shareholder of the Company should vote or act with respect to any matters relating to the Proposed Transaction, including without limitation, whether shareholders of the Company should redeem their shares in connection with the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction; (iv) does not indicate that the Consideration is the best possibly attainable by the Company under any circumstances; instead, it merely states whether the Consideration is within a range suggested by certain financial analyses and (v) does not give effect to any impact of the Proposed Transaction on any shareholder other than in its capacity as a shareholder. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

Except for the Opinion expressed herein, Duff & Phelps does not express any view or opinion as to (i) any other term, aspect or implication of (a) the Proposed Transaction (including, without limitation, the form or structure of the Proposed Transaction) or the Business Combination Agreement or (b) any other agreement, transaction document or instrument contemplated by the Business Combination Agreement or to be entered into or amended in connection with the Proposed Transaction, including the PIPE Financing, or (ii) the fairness, financial or otherwise, of the Proposed Transaction to, or of any consideration to be paid to or received by, any securityholders of the Company (other than the Company’s shareholders as expressed herein), PubCo, StudioCo or any other person, including Eagle Equity Partners V, LLC, PIPE Investors, and Discounted Non-Redemption Shareholders and their affiliates (including, without limitation, the fairness or the potential dilutive or other effects of the Proposed Transaction or the PIPE Financing).

This Opinion does not in any way address the appropriate capital structure of Parent, whether Parent should be issuing debt or equity securities or a combination of both in the Proposed Transaction, or the form, structure or any aspect or terms of any debt or equity financing for the Proposed Transaction (including, without limitation, the PIPE Financing) or the likelihood of obtaining such financing, or whether or not Parent, the Company, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Proposed Transaction.

Screaming Eagle Acquisition Corp.

December 21, 2023

This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this Opinion shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company, dated December 7, 2023 (the “Engagement Letter”). The use and disclosure of this Opinion is strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the Transaction Committee and will receive a fee for its services. No portion of Duff & Phelps’ fee is refundable or contingent upon the conclusion expressed in this Opinion. Pursuant to the terms of the Engagement Letter, a portion of such fee is payable upon delivery of the Opinion and a portion is payable upon and subject to the closing of the Proposed Transaction. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Duff & Phelps may seek to provide the Company, Parent, the Studio Business, and their respective affiliates and equity holders with financial advisory and other services unrelated to the Proposed Transaction in the future, for which services Duff & Phelps would expect to receive compensation.

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that, as of the date hereof, the Consideration to be received by the Company’s shareholders (in their capacities as such and other than Excluded Shareholders) is fair to such shareholders from a financial point of view.

This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

/s/ Duff & Phelps

Duff & Phelps Opinions Practice

Kroll, LLC

Annex L

The Companies Act (As Revised) of the Cayman Islands

Plan of Merger

This plan of merger (the “Plan of Merger”) is made on       2024 between SEAC MergerCo (the “Surviving Company”) and Screaming Eagle Acquisition Corp. (the “Merging Company”).

Whereas the Merging Company is a Cayman Islands exempted company and is entering into this Plan of Merger pursuant to the provisions of Part XVI of the Companies Act (As Revised) (the “Statute”).

Whereas the Surviving Company is a Cayman Islands exempted company and is entering into this Plan of Merger pursuant to the provisions of Part XVI of the Statute.

Whereas the directors of the Merging Company and the directors of the Surviving Company deem it desirable and in the commercial interests of the Merging Company and the Surviving Company, respectively, that the Merging Company be merged with and into the Surviving Company and that the undertaking, property and liabilities of the Merging Company vest in the Surviving Company (the “Merger”).

Terms not otherwise defined in this Plan of Merger shall have the meanings given to them under the Business Combination Agreement dated 22 December 2023 and made between, amongst others, the Surviving Company and the Merging Company (the “Merger Agreement”) a copy of which is annexed at Annexure 1 hereto.

Now therefore this Plan of Merger provides as follows:

1	The constituent companies (as defined in the Statute) to this Merger are the Surviving Company and the Merging Company.

2	The surviving company (as defined in the Statute) is the Surviving Company.

3

The registered office of the Surviving Company is c/o Maples Corporate Services Limited of PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and the registered office of the Merging Company is c/o Maples Corporate Services Limited of PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

4

Immediately prior to the Effective Date (as defined below), the share capital of the Surviving Company will be US$40,000 divided into 400,000,000 Class A ordinary shares of a par value of US$0.0001 each and the Surviving Company will have 1 Class A ordinary share in issue.

5

Immediately prior to the Effective Date (as defined below), the share capital of the Merging Company will be US$48,100 divided into 400,000,000 Class A ordinary shares of a par value of US$0.0001 each, 80,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each and the Merging Company will have       Class A ordinary shares in issue.

6

The date on which it is intended that the Merger is to take effect is the date that this Plan of Merger is registered by the Registrar in accordance with section 233(13) of the Statute (the “Effective Date”).

7	The terms and conditions of the Merger, including the manner and basis of converting shares in each constituent company, are set out in the Merger Agreement in the form annexed at Annexure 1 hereto.

8

The rights and restrictions attaching to the shares in the Surviving Company are set out in the Memorandum and Articles of Association of the Surviving Company in the form annexed at Annexure 2 hereto.

9

The Memorandum and Articles of Association of the Surviving Company immediately prior to the Merger shall be its Memorandum and Articles of Association after the Merger and the authorised share capital of the Surviving Company shall be as set out therein.

10	There are no amounts or benefits which are or shall be paid or payable to any director of either constituent company or the Surviving Company consequent upon the Merger.

11	The Merging Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

12	The Surviving Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

13	The name and address of the dole director of the surviving company (as defined in the Statute) is: Eli Baker of 955 Fifth Avenue, New York, New York, 10075, United States of America.

14	This Plan of Merger has been approved by the board of directors of each of the Surviving Company and the Merging Company pursuant to section 233(3) of the Statute.

15

This Plan of Merger has been authorised by the sole shareholder of the Surviving Company pursuant to section 233(6) of the Statute. This Plan of Merger has been authorised by the shareholders of the Merging Company pursuant to section 233(6) of the Statute by way of resolutions passed at an extraordinary general meeting of the Merging Company.

16	At any time prior to the Effective Date, this Plan of Merger may be:

16.1	terminated by the board of directors of either the Surviving Company or the Merging Company;

16.2	amended by the board of directors of both the Surviving Company and the Merging Company to:

(a)	change the Effective Date provided that such changed date shall not be a date later than the ninetieth day after the date of registration of this Plan of Merger with the Registrar of Companies; and

(b)

effect any other changes to this Plan of Merger which the directors of both the Surviving Company and the Merging Company deem advisable, provided that such changes do not materially adversely affect any rights of the shareholders of the Surviving Company or the Merging Company, as determined by the directors of both the Surviving Company and the Merging Company, respectively.

17	This Plan of Merger may be executed in counterparts.

18	This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands.

In witness whereof the parties hereto have caused this Plan of Merger to be executed on the day and year first above written.

SIGNED by	)
Duly authorised for	)
and on behalf of	)	Director
SEAC MergerCo	)

SIGNED by	)
Duly authorised for	)
and on behalf of	)	Director
Screaming Eagle Acquisition Corp.	)

Annexure 1

Business Combination Agreement

Annexure 2

Memorandum and Articles of Association of the Surviving Company

Annex M

Section 238 of the Cayman Islands Companies Act (as revised)

238. Rights of dissenters

(1) A member of a constituent company incorporated under this Law shall be entitled to payment of the fair value of that person’s shares upon dissenting from a merger or consolidation.

(2) A member who desires to exercise that person’s entitlement under subsection (1) shall give to the constituent company, before the vote on the merger or consolidation, written objection to the action.

(3) An objection under subsection (2) shall include a statement that the member proposes to demand payment for that person’s shares if the merger or consolidation is authorised by the vote.

(4) Within twenty days immediately following the date on which the vote of members giving authorisation for the merger or consolidation is made, the constituent company shall give written notice of the authorisation to each member who made a written objection.

(5) A member who elects to dissent shall, within twenty days immediately following the date on which the notice referred to in subsection (4) is given, give to the constituent company a written notice of that person’s decision to dissent, stating —

(a)	that person’s name and address;

(b)	the number and classes of shares in respect of which that person dissents; and

(c)	a demand for payment of the fair value of that person’s shares.

(6) A member who dissents shall do so in respect of all shares that that person holds in the constituent company.

(7) Upon the giving of a notice of dissent under subsection (5), the member to whom the notice relates shall cease to have any of the rights of a member except the right to be paid the fair value of that person’s shares and the rights referred to in subsections (12) and (16).

(8) Within seven days immediately following the date of the expiration of the period specified in subsection (5), or within seven days immediately following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company shall make a written offer to each dissenting member to purchase that person’s shares at a specified price that the company determines to be their fair value; and if, within thirty days immediately following the date on which the offer is made, the company making the offer and the dissenting member agree upon the price to be paid for that person’s shares, the company shall pay to the member the amount in money forthwith.

(9) If the company and a dissenting member fail, within the period specified in subsection (8), to agree on the price to be paid for the shares owned by the member, within twenty days immediately following the date on which the period expires —

(a)	the company shall (and any dissenting member may) file a petition with the Court for a determination of the fair value of the shares of all dissenting members; and

(b)

the petition by the company shall be accompanied by a verified list containing the names and addresses of all members who have filed a notice under subsection (5) and with whom agreements as to the fair value of their shares have not been reached by the company.

(10) A copy of any petition filed under subsection (9)(a) shall be served on the other party; and where a dissenting member has so filed, the company shall within ten days after such service file the verified list referred to in subsection (9)(b).

(11) At the hearing of a petition, the Court shall determine the fair value of the shares of such dissenting members as it finds are involved, together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value.

(12) Any member whose name appears on the list filed by the company under subsection (9)(b) or (10) and who the Court finds are involved may participate fully in all proceedings until the determination of fair value is reached.

(13) The order of the Court resulting from proceeding on the petition shall be enforceable in such manner as other orders of the Court are enforced, whether the company is incorporated under the laws of the Islands or not.

(14) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances; and upon application of a member, the Court may order all or a portion of the expenses incurred by any member in connection with the proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares which are the subject of the proceeding.

(15) Shares acquired by the company pursuant to this section shall be cancelled and, if they are shares of a surviving company, they shall be available for re-issue.

(16) The enforcement by a member of that person’s entitlement under this section shall exclude the enforcement by the member of any right to which that person might otherwise be entitled by virtue of that person holding shares, except that this section shall not exclude the right of the member to institute proceedings to obtain relief on the ground that the merger or consolidation is void or unlawful.

Annex N

No.	Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,

S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

PETITION TO THE COURT

ON NOTICE TO:

LG Orion Holdings ULC

2700 Colorado Avenue

Santa Monica, CA 90404

The address of the Registry is 800 Smithe Street, Vancouver, British Columbia.

The Petitioner estimates that the hearing of the Petition will take 30 minutes [time estimate].

☐	This matter is an application for judicial review.

☐	This matter is not an application for judicial review.

This proceeding has been started by the petitioner for the relief set out in Part 1 below.

If you intend to respond to this petition, you or your lawyer must

(a)	file a response to petition in Form 67 in the above-named registry of this court within the time for response to petition described below, and

(b)	serve on the petitioner

(i)	2 copies of the filed response to petition, and

(ii)	2 copies of each filed affidavit on which you intend to rely at the hearing.

Orders, including orders granting the relief claimed, may be made against you, without any further notice to you, if you fail to file the response to petition within the time for response.

Time for response to petition

A response to petition must be filed and served on the petitioner,

(a)	if you reside anywhere within Canada, within 21 days after the date on which a copy of the filed petition was served on you,

(b)	if you reside in the United States of America, within 35 days after the date on which a copy of the filed petition was served on you,

(c)	if you reside elsewhere, within 49 days after the date on which a copy of the filed petition was served on you, or

(d)	if the time for response has been set by order of the court, within that time.

(1)	The ADDRESS FOR SERVICE of the petitioner is:

Lawson Lundell LLP
Suite 1600 Cathedral Place - 925 West Georgia Street
Vancouver, BC V6C 3E8

Attention: Craig A.B. Ferris, K.C. & Jane Mayfield

Telephone: (604) 631-9197
Email: cferris@lawsonlundell.com / jmayfield@lawsonlundell.com

Goodmans LLP
333 Bay Street, Suite 3400
Toronto, ON M5H 2S7

Attention: Peter Kolla & Jerred Kiss

Telephone: (416) 597-6279
Email: pkolla@goodmans.ca / jkiss@goodmans.ca

	Fax number address for service (if any) of the petitioner:	(604) 641-2818

	E-mail address for service (if any) of the petitioner:	N/A

(2)	The name and office address of the petitioner’s lawyer is:

Lawson Lundell LLP
Suite 1600 Cathedral Place - 925 West Georgia Street
Vancouver, BC V6C 3E8

Attention: Craig A.B. Ferris, K.C. & Jane Mayfield

Goodmans LLP
333 Bay Street, Suite 3400
Toronto, ON M5H 2S7

Attention: Peter Kolla & Jerred Kiss

CLAIM OF THE PETITIONER

PART 1: ORDERS SOUGHT

1.

The Petitioner, 1455941 B.C. Unlimited Liability Company (“New BC Sub”), applies to this Court pursuant to section 288 of the Business Corporations Act, S.B.C. 2002, c-57, as amended or superseded (the “BCBCA”), Rules 16-1, 4-4, 4-5 and 2-1(2)(b) of the Supreme Court Civil Rules and the inherent jurisdiction of this Court for:

(a)	an order (the “Interim Order”) in the form attached as Schedule “A” to this Petition to the Court;

(b)	an order (the “Final Order”) in the form attached as Schedule “B” to this Petition to the Court; and

(c)	such further and other relief as counsel may advise and this Court deems just.

PART 2: FACTUAL BASIS

1.	Unless otherwise defined herein, capitalized terms in this Petition have the respective meaning as defined in:

(a)

the definitive proxy statement (the “Proxy Statement”) for the extraordinary general meetings of holders of outstanding Screaming Eagle Acquisition Corp. (“SEAC”) Class A ordinary shares and Class B ordinary shares (the “SEAC Shareholders”) and outstanding SEAC public warrants (the “SEAC Public Warrantholders”); or

(b)	the business combination agreement, dated December 22, 2023 (the “Business Combination Agreement”),

which are attached as Exhibit “A” (the Business Combination Agreement being Annex A to the Proxy Statement) to Affidavit #1 of Eli Baker, the director of New BC Sub, sworn March 8, 2024.

PARTIES TO THE BUSINESS COMBINATION AGREEMENT

2.	New BC Sub is a British Columbia unlimited liability company and a wholly-owned subsidiary of SEAC.

3.

SEAC is a blank check company incorporated as a Cayman Islands exempted company on November 3, 2021, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving SEAC and one or more target businesses. SEAC’s Class A ordinary shares and public warrants are listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “SCRM” and “SCRMW”, respectively. In addition, certain of the Class A ordinary shares of SEAC and public warrants of SEAC currently trade as part of SEAC Units, which are listed on Nasdaq under the symbol “SCRMU”.

4.

SEAC II Corp. (“New SEAC”) is a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC. Prior to the consummation of the transactions contemplated by the Business Combination Agreement, New SEAC intends to effect a deregistration pursuant to and in accordance with Sections 206 through 209 of the Cayman Islands Companies Act (as revised) (the “Companies Act”) and a continuation and domestication as a British Columbia company in accordance with the BCBCA, pursuant to which jurisdiction of incorporation of New SEAC will be changed from the Cayman Islands to British Columbia.

5.	SEAC MergerCo (“MergerCo”) is a Cayman Islands exempted company and a wholly-owned subsidiary of New SEAC.

6.

Lions Gate Entertainment Corp. (“Lions Gate Parent”) is a British Columbia corporation. Lions Gate Parent was incorporated under the Canada Business Corporations Act using the name 3369382 Canada Limited on April 28 1997, amended its articles on July 3, 1997 to change its name to Lions Gate Entertainment Corp., and on September 24, 1997, continued under the BCBCA.

7.

Lions Gate Parent, and its studio business, possess a world-class motion picture and television studio operation, which aims to provide a unique and varied portfolio of entertainment for consumers around the world. Its film and television businesses are backed by a more than 20,000-title library and a valuable collection of iconic film and television franchises.

8.	Lions Gate Parent’s securities are traded on the New York Stock Exchange under the ticker symbols “LGF.A” and “LGF.B”.

9.	LG Sirius Holdings ULC (“Studio HoldCo”) is a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent.

10.

LG Orion Holdings ULC (“StudioCo”) is a British Columbia unlimited liability company. StudioCo exists for the purpose of holding Lions Gate Parent’s studio business and amalgamating with New SEAC in connection with the transactions described in the Proxy Statement. Prior to the contribution of the studio business to StudioCo by Lions Gate Parent, which will occur prior to the StudioCo Amalgamation (defined below), StudioCo will have no operations other than those incidental to the transactions contemplated in the Business Combination Agreement and the potential completion of one or more financing transactions as further described in the Proxy Statement. StudioCo’s sole shareholder is Studio HoldCo.

THE BUSINESS COMBINATION AGREEMENT

11.

On December 22, 2023, New BC Sub, SEAC, New SEAC, MergerCo, Lions Gate Parent, Studio HoldCo and StudioCo entered into the Business Combination Agreement which, among other things, contemplates an arrangement under Division 5 of Part 9 of the BCBCA (the “Arrangement”) on the terms and subject to the conditions set forth in the plan of arrangement attached as Annex B to the Proxy Statement (the “Plan of Arrangement”).

12.

The Arrangement is intended to permit SEAC, as a publicly-traded special purpose acquisition company, to combine with the studio business of Lions Gate Parent, which comprises its television studio and motion picture group segments, including its film and television libraries, to launch Lionsgate Studios Corp. (the “Business Combination”). As detailed in paragraph 14, below, the Business Combination, of which the Arrangement forms a part, is comprised of a number of transactional steps which are to take place both in the Cayman Islands and British Columbia over the course of a two business day period.

13.

SEAC is currently a Cayman Islands exempted company whose securities are listed on Nasdaq. Approval of the special resolution approving the Arrangement in accordance with section 289(1)(d) of the BCBCA (the “Arrangement Resolution”) by the SEAC Shareholders, among other conditions precedent, is required pursuant to the Business Combination Agreement before SEAC is to continue from the Cayman Islands to British Columbia, at which point the closing process of the Business Combination will have commenced. As such, the Meeting (as defined below) will be called, held and conducted in accordance with SEAC’s organizational documents, the Companies Act, and the rules and regulations of the U.S. Securities and Exchange Commission and Nasdaq. Notwithstanding that SEAC will not be a British Columbia company at the time of the Meeting, the SEAC Shareholders who will be voting on the Arrangement Resolution would be (to the extent they have not exercised redemption rights or dissent rights under the Companies Act prior to closing of the Business Combination and to the extent the SEAC Shareholders do not buy, sell or trade the SEAC shares) the same group of SEAC Shareholders who would vote on the Arrangement Resolution if the Meeting were to be held after the SEAC entities had continued from the Cayman Islands to British Columbia. The vote of the SEAC Shareholders taken at the Meeting to approve the Arrangement Resolution will demonstrate the views of the SEAC Shareholders in respect of their support for the Arrangement. Allowing the SEAC Shareholders to vote on the Arrangement Resolution at the stated time, will allow the Business Combination to close in accordance with the intentions of the parties, including the SEAC Shareholders.

14.	Pursuant to the Business Combination Agreement (as reflected in Figure 1.0 and Figure 2.0, below):

(a)

SEAC will merge with and into MergerCo (the “SEAC Merger”) in accordance with the Companies Act, with MergerCo surviving the SEAC Merger as a direct, wholly owned subsidiary of New SEAC (the resulting entity referred to as MergerCo or the “SEAC Merger Surviving Company”);

(b)	SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a dividend;

(c)

SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to B.C. in accordance with the Companies Act and the BCBCA and convert to a B.C. unlimited liability company in accordance with the applicable provisions of the BCBCA;

(d)

New SEAC will transfer by way of continuation from the Cayman Islands to B.C. in accordance with the Companies Act and continue as a B.C. company in accordance with the applicable provisions of the BCBCA; and

(e)	pursuant to the Arrangement on the terms and subject to the conditions set forth in the Plan of Arrangement,

(i)

SEAC Merger Surviving Company and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one corporate entity (“MergerCo Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement;

(ii)

New SEAC and MergerCo Amalco will amalgamate (the “SEAC Amalgamation”) to form one corporate entity (“SEAC Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement; and

(iii)

StudioCo and SEAC Amalco will amalgamate (the “StudioCo Amalgamation” and together with the MergerCo Amalgamation and the SEAC Amalgamation) to form one corporate entity (“PubCo”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

Simplified Pre-Combination Structure*

*	Assumes completion of LG Internal Restructuring

Figure 1.0

Simplified Post-Combination Structure*

*

The percentages shown reflect the voting power and economic interests in PubCo on a combined basis, assuming no redemptions or assuming maximum redemptions. Interests shown exclude any PubCo Common Shares that may be issuable to SEAC Sponsor upon vesting of the PubCo Sponsor Options after the Closing. Additional assumptions used in calculating such percentages can be found at pages 131-132 of the Proxy Statement.

Figure 2.0

15.

The Arrangement allows SEAC to deal comprehensively and definitively with all of its shares in a single Plan of Arrangement, and to appropriately sequence and integrate the steps of the Arrangement into the broader transaction contemplated by the Business Combination Agreement.

16.

Commencing at the Arrangement Effective Time, the following transactions and events will occur and will be deemed to occur in the following sequence without any further authorization, act or formality, in each case effective as at, and occurring within, 30 minute intervals following the immediately preceding transaction or event:

(a)

The MergerCo Amalgamation will take place with SEAC Merger Surviving Company and New BC Sub forming one company, MergerCo Amalco, with the same effect as if they had amalgamated under section 273 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the MergerCo Amalgamation is intended to qualify as an amalgamation for the purposes of subsections 87(1) and 87(11) of the Income Tax Act, R.S.C., 1985, c. 1 (5th Supp.) (the “Tax Act”)), including:

(i)	at the time of the MergerCo Amalgamation, SEAC Merger Surviving Company and New BC Sub continue as one company, and the legal existence of SEAC Merger Surviving Company will not be extinguished and SEAC Merger Surviving Company will survive the MergerCo Amalgamation and continue as MergerCo Amalco, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to MergerCo Amalco and, all property, rights, and interests of SEAC Merger Surviving Company shall become the property, rights, and interests of MergerCo Amalco;

(ii)

New BC Sub will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of New BC Sub shall become the property, rights, and interests of MergerCo Amalco;

(iii)

each of the Class A common shares in the capital of SEAC Merger Surviving Company outstanding immediately prior to the MergerCo Amalgamation will remain outstanding as MergerCo Amalco Class A common shares;

(iv)

each common share in the capital of New BC Sub outstanding immediately prior to the MergerCo Amalgamation will be, and will be deemed to be, cancelled without any repayment of capital in respect of those shares;

(v)	the name of MergerCo Amalco will be SEAC Merger Surviving Company;

(vi)

MergerCo Amalco will have, as its notice of articles and articles, the notice of articles and articles of SEAC Merger Surviving Company, and MergerCo Amalco will be authorized to issue an unlimited number of Class A common shares without par value;

(vii)	the first directors of MergerCo Amalco following the MergerCo Amalgamation will be the SEAC Merger Surviving Company directors immediately prior to the MergerCo Amalgamation;

(viii)

the MergerCo Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either of SEAC Merger Surviving Company or New BC Sub to MergerCo Amalco;

(ix)	MergerCo Amalco will be liable for all of the liabilities and obligations of SEAC Merger Surviving Company and New BC Sub;

(x)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xi)

a legal proceeding being prosecuted or pending by or against either of SEAC Merger Surviving Company or New BC Sub may be prosecuted or its prosecution may be continued, as the case may be, by or against Merger Amalco;

(xii)	a conviction against, or ruling, order or judgment in favour of or against either of SEAC Merger Surviving Company and New BC Sub may be enforced by or against MergerCo Amalco; and

(xiii)	the capital of MergerCo Amalco will be equal to the capital of SEAC Merger Surviving Company immediately prior to the MergerCo Amalgamation.

(b)

30 minutes after the MergerCo Amalgamation, the capital of MergerCo Amalco will be reduced to one dollar ($1.00) without any distribution thereon and then the SEAC Amalgamation will take place with MergerCo Amalco and New SEAC forming one company, SEAC Amalco, with the same effect as if MergerCo Amalco and New SEAC had amalgamated under Section 273 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the SEAC Amalgamation intends to qualify as an amalgamation for the purposes of subsections 87(1) and 87(11) of the Tax Act), including:

(i)

at the time of the SEAC Amalgamation, MergerCo Amalco and New SEAC continue as one company, and the legal existence of New SEAC will not be extinguished and New SEAC will survive the SEAC Amalgamation and continue as SEAC Amalco, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to SEAC Amalco and, all property, rights, and interests of New SEAC shall become the property, rights, and interests of SEAC Amalco;

(ii)

MergerCo Amalco will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of MergerCo Amalco shall become the property, rights, and interests of SEAC Amalco;

(iii)	each of the New SEAC Class A Common Shares outstanding immediately prior to the occurrence of the SEAC Amalgamation will remain outstanding as SEAC Amalco Class A common shares;

(iv)

each MergerCo Amalco Class A common share outstanding immediately prior to the occurrence of the SEAC Amalgamation will be, and will be deemed to be cancelled without any repayment of capital in respect of those shares;

(v)	the name of SEAC Amalco will be “SEAC II Acquisition Corp.”;

(vi)

SEAC Amalco will have, as its notice of articles and articles, the notice of articles and articles of New SEAC, and SEAC Amalco will be authorized to issue an unlimited number of Class A common shares without par value;

(vii)	the first directors of SEAC Amalco following the SEAC Amalgamation will be the New SEAC directors immediately prior to the SEAC Amalgamation;

(viii)

the SEAC Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either of New SEAC or MergerCo Amalco to SEAC Amalco;

(ix)	SEAC Amalco will be liable for all of the liabilities and obligations of MergerCo Amalco and New SEAC;

(x)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xi)	a legal proceeding being prosecuted or pending by or against either of MergerCo Amalco or New SEAC may be prosecuted or its prosecution may be continued, as the case may be, by or against SEAC Amalco;

(xii)	a conviction against, or ruling, order or judgment in favour of or against either of MergerCo Amalco or New SEAC may be enforced by or against SEAC Amalco; and

(xiii)	the capital of SEAC Amalco will be equal to the capital of New SEAC immediately prior to the SEAC Amalgamation.

(c)

30 minutes after the SEAC Amalgamation, the StudioCo Amalgamation will take place, with SEAC Amalco and StudioCo to continue as one company, PubCo, with the same effect as if they had amalgamated under Section 269 of the BCBCA and, except as expressly provided for herein, with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the StudioCo Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act), including the following transactions and events, which will be deemed to occur sequentially as set out below:

(i)

at the time of the StudioCo Amalgamation, SEAC Amalco and StudioCo continue as one company, and the legal existence of SEAC Amalco will not be extinguished and SEAC Amalco will continue as PubCo, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to PubCo, and, all property, rights, and interests of SEAC Amalco shall become the property, rights, and interests of PubCo;

(ii)

StudioCo will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of StudioCo shall become the property, rights, and interests of PubCo;

(iii)

each SEAC Amalco Class A common share outstanding immediately prior to the StudioCo Amalgamation will be, and will be deemed to be, cancelled, and in consideration therefor the holder of each such SEAC Amalco Class A common share will receive one fully paid and non-assessable PubCo Common Share;

(iv)

each StudioCo common share outstanding immediately prior to the occurrence of the StudioCo Amalgamation will be, and will be deemed to be, cancelled, and in consideration therefor each such shareholder will receive, for each such cancelled StudioCo common share, a number of PubCo Common Shares equal to the StudioCo Issuance Amount;

(v)	the name of PubCo will be “Lionsgate Studios Corp.”;

(vi)	the registered office and the records office of PubCo will be the registered office and the records office of StudioCo;

(vii)

the first directors of PubCo following the StudioCo Amalgamation will be Michael Burns, Mignon Clyburn, Gordon Crawford, Priya Dogra, Jon Feltheimer, Emily Fine, Michael T. Fries, John D. Harkey, Jr., Susan McCaw, Yvette Ostolaza, Mark H. Rachesky, M.D., Hardwick Simmons, Daryl Simm and Harry E. Sloan;

(viii)	PubCo will have the same share capital as SEAC Amalco, and will be authorized to issue an unlimited number of PubCo Common Shares;

(ix)

PubCo will have, as its notice of articles and articles, the notice of articles and the articles substantially identical to the notice of articles and the articles of SEAC Amalco and in the form attached as Exhibit B of the Business Combination Agreement;

(x)	the StudioCo Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of any of SEAC Amalco or StudioCo to PubCo;

(xi)	PubCo will be liable for all of the liabilities and obligations of SEAC Amalco and StudioCo;

(xii)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xiii)	a legal proceeding being prosecuted or pending by or against either of StudioCo or SEAC Amalco may be prosecuted or its prosecution may be continued, as the case may be, by or against PubCo;

(xiv)	a conviction against, or ruling, order or judgment in favour of or against either of StudioCo or SEAC Amalco may be enforced by or against PubCo; and

(xv)	the capital of PubCo will be equal to the aggregate of the capital of SEAC Amalco and StudioCo immediately prior to the StudioCo Amalgamation; and

(d)

At and from the Arrangement Effective Time, the transfers, assignments, alterations, exchanges, cancellations and other steps provided for in Section 3.1.2 of the Plan of Arrangement will be deemed to occur on the Closing Date at the time specified in the Arrangement, notwithstanding that certain of the procedures related thereto are not completed until after the Closing Date.

BACKGROUND AND REASONS FOR THE ARRANGEMENT

17.	The background to the Arrangement and its business rationales are described in detail at pages 132-141 of the Proxy Statement.

18.

The board of directors of SEAC (the “SEAC Board”) established a transaction committee, which was comprised of two independent members of the SEAC Board, Amy Gershkoff-Bolles, who has extensive experience with data and analytics as a C-Suite executive, and Isaac Lee, who has extensive industry knowledge with respect to film and television (the “SEAC Transaction Committee”).

19.

The SEAC Transaction Committee and was authorized by and on behalf of the SEAC Board to, among other things, consult with and/or advise management, evaluate, discuss and oversee the negotiation of the terms of the Business Combination Agreement and the transactions contemplated therein, engage a financial advisor, review, and, if the transaction committee determined it was advisable and in the best interests of SEAC, approve the Business Combination.

20.

The SEAC Board (other than Messrs. Sloan and Buccieri, each of whom recused himself from consideration and approval of the Business Combination) and the SEAC Transaction Committee reviewed and considered a significant amount of information and considered a number of factors relating to the Arrangement with the benefit of advice from SEAC’s financial and legal advisors. The following is a summary of the principal reasons for the unanimous recommendation of the SEAC Board and SEAC Transaction Committee that SEAC Shareholders vote in favour of the Arrangement Resolution approving the Arrangement (although not weighted or in any order of significance):

(a)

Platform-Agnostic, Pure-Play Content Studio. StudioCo is a platform-agnostic, pure-play content studio positioned to benefit from a shifting industry ecosystem. With premium intellectual property (“IP”), a strong content pipeline and an extensive content library, StudioCo has the ability to license content and distribute it across all global distribution channels (e.g., theatrical, television, streaming) at competitive rates and is not bound to vertically integrated streaming or linear platforms. This unique mix of scale and independence confers a unique advantage to StudioCo over its competitors as it can maintain flexibility in navigating the rapidly changing media landscape and avoid concentration risk.

(b)

Deep Portfolio of Franchise IP and Library Rights. StudioCo has a deep portfolio of franchise properties, including The Hunger Games, John Wick, The Twilight Saga, and Ghosts, that anchor its film and television business. Over its decades-long operating history, StudioCo has proven its ability to build franchise and derivative IP, which serve as the foundation for its deep and growing library of over 20,000 film and television titles. The library is consistently refreshed by StudioCo’s new content production, which organically adds over 400 titles each year, and represents over $870 million in high-margin, TTM (trailing 12 months) revenue. Given the established distribution infrastructure within StudioCo, the SEAC Transaction Committee and the SEAC Board view other library assets as an interesting area for accretive acquisitions for StudioCo and a natural extension for inorganic growth.

(c)

Unique and Valuable Strategic Asset. StudioCo is positioned as one of the world’s largest independent, pure-play content platforms with significant size and scale. StudioCo’s unique mix of independence from uncertain distribution models and its extensive portfolio of IP is expected to confer strategic value to it from larger players across the linear landscape. In addition to this strategic advantage, StudioCo also maintains global production and distribution capabilities and a stake in one of the most successful talent management companies. For these reasons, the SEAC Transaction Committee and the SEAC Board believe StudioCo should be seen as an attractive acquisition target for various players across the technology and media landscape.

(d)

Significant Revenue and Earnings Growth Potential. Excluding the impact of eOne, StudioCo projects that its Adjusted OIBDA will increase from $320 million in fiscal year 2024 to $370 million in fiscal year 2025, representing double-digit year-over-year growth. Despite an impact from the Writers Guild of America and the American Actors’ Union SAG-AFTRA strikes in fiscal year 2024, StudioCo still expects to grow segment profit by 12% year-over-year relative to fiscal year 2023. Based on its pipeline of new content and the recently closed acquisition of eOne, the SEAC Transaction Committee and the SEAC Board believes StudioCo has additional levers to drive revenue and earnings growth moving forward.

(e)

Strong Ability to Generate Free Cash Flow. StudioCo’s business requires minimal capital expenditures and has the potential to greatly expand its free cash flow margins. StudioCo will continue to manage its balance of sufficient working capital with its production obligations by way of its production loans. Pro forma for this Business Combination, overall corporate net debt for StudioCo will be reduced to approximately 3.8x fiscal year 2024 Adjusted OIBDA (including a $60 million run-rate contribution from eOne pro forma for the Business Combination), with a path to further reduction over time.

(f)

Experienced and Proven Management Team. The Lions Gate Parent management team has a proven ability to operate and grow studio assets in the public markets and will remain as management of StudioCo. Lions Gate Parent’s Chief Executive Officer, Jon Feltheimer, has been in his role since

2000, and during his tenure, Lions Gate Parent has grown from its independent studio roots into a global media and entertainment leader with a strong film and television production and distribution business, a leading talent management company and an excellent film and television library. Other key management, including Vice Chairman Michael Burns, Chief Financial Officer Jimmy Barge and Chief Operating Officer Brian Goldsmith, have all been with Lions Gate Parent for a decade or longer and bring significant experience in the industry.

(g)

Benefit from SEAC’s Relationships and Experience. SEAC’s founders and certain members of the SEAC Board have had successful careers as operators in the media and entertainment industry with deep familiarity with the changes in the media ecosystem and could be a strategic advantage to StudioCo. In addition, SEAC’s long-standing relationships with investors helped raise the PIPE and will be valuable in smoothly closing the Business Combination.

(h)

Opinion of Financial Advisor. Duff & Phelps rendered an opinion to the SEAC Board that concluded the consideration to be received in the Business Combination by SEAC Shareholders (excluding the Excluded Shareholders), was fair to such shareholders, from a financial point of view.

(i)	PIPE. Certain investors, including unrelated top-tier institutional investors, are investing, collectively, $175 million in PubCo pursuant to their participation in the PIPE.

(j)

Trading Price of SEAC Public Warrants. The $0.50 per SEAC Public Warrant price to be paid to the holders of SEAC Public Warrants in the Public Warrants Exchange pursuant to the SEAC Warrant Agreement Amendment represented a 400% premium over the $0.10 closing price of the SEAC Public Warrants on Nasdaq on December 21, 2023, the last trading date before the public announcement of the Business Combination, and was also consistent with the cash consideration paid pursuant to warrant agreement amendments entered into in connection with other recent deSPAC transactions.

21.

In the course of its deliberations, the SEAC Transaction Committee and the SEAC Board also identified and considered a variety of risks and potentially negative factors (although not weighted or in any order of significance):

(a)

Benefits Not Achieved. The risk that the potential benefits of the Business Combination or anticipated performance of StudioCo may not be fully achieved, or may not be achieved within the expected timeframe and that the results of operations of PubCo’s business may differ materially from the projections prepared by StudioCo and reviewed by the SEAC Transaction Committee and the SEAC Board.

(b)

Liquidation of SEAC. The risks and costs to SEAC if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in SEAC being unable to effect an initial business combination within the required timeframe under the SEAC Articles and force SEAC to liquidate and the SEAC Warrants to expire worthless.

(c)	Shareholder Vote. The risk that the SEAC Shareholders may fail to approve the Business Combination.

(d)	Closing Conditions. The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the parties’ control.

(e)

Litigation. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination

(f)	Fees and Expenses. The fees and expenses associated with completing the Business Combination.

(g)	Other Risks. The various other risks associated with the Business Combination, SEAC’s business and the businesses of StudioCo described in the Proxy Statement.

22.

The SEAC Transaction Committee and the SEAC Board concluded that the potential benefits that they expected SEAC and the SEAC Shareholders to achieve as a result of the Business Combination outweighed the potential negative factors associated with the Business Combination. Accordingly, the SEAC Transaction Committee and the SEAC Board unanimously determined that the Business Combination Agreement and the Business Combination were advisable, fair to, and in the best interests of, SEAC and the SEAC Shareholders.

NO COMPROMISE OF DEBT

23.	The Arrangement does not contemplate a compromise of any debt or any debt instruments of SEAC and no creditor of SEAC will be affected by the Arrangement.

CONDITIONS TO THE CLOSING

24.	Under the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to certain conditions, including:

(a)	the requisite approval by SEAC Shareholders having been obtained;

(b)

the Final Order having been granted in form and substance satisfactory to the parties, acting reasonably, and the Final Order not having been set aside or modified in a manner unacceptable to the parties, acting reasonably, on appeal or otherwise;

(c)

the absence of specified adverse laws, rules, regulations, judgments, decrees, executive orders or awards making the Business Combination illegal or otherwise prohibiting their consummation, and the expiration or earlier termination of any applicable waiting period (including any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(d)	the PubCo Common Shares having been accepted for listing on Nasdaq or another national securities exchange mutually agreed to in writing by the parties to the Business Combination Agreement;

(e)

the Registration Statement (as defined in the Proxy Statement) having been declared effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened in writing by the SEC;

(f)	the Subscription Agreements not having been terminated, all closing conditions to the PIPE having been satisfied or waived and the PIPE Investment Amount having been received; and

(g)	the required approvals for the Arrangement Resolution as set forth in the interim order by the Court not having been modified or repealed.

25.

The obligations of SEAC and New SEAC, MergerCo and New BC Sub (the three subsidiaries of SEAC, collectively with SEAC, the “SEAC Entities”) to consummate the Business Combination are further subject to additional conditions, including:

(a)	the truth and accuracy of the representations and warranties of Lions Gate Parent, subject to the materiality standards contained in the Business Combination Agreement;

(b)	material compliance by Lions Gate Parent, StudioCo and Studio HoldCo with their respective agreements and covenants under the Business Combination Agreement;

(c)	no Studio Material Adverse Effect (as defined in the Business Combination Agreement) having occurred;

(d)	receipt of a customary officer’s certificate of Lions Gate Parent, certifying the satisfaction of the conditions listed in clauses (a) through (c) above;

(e)	the LG Internal Restructuring having occurred; and

(f)	the closing of the acquisition by Lions Gate Parent, or one of its subsidiaries, of the equity interests in certain subsidiaries of Hasbro, Inc. engaged in the “eOne” business having occurred.

26.	The obligations of Lions Gate Parent, StudioCo and Studio HoldCo to consummate the Business Combination are further subject to additional conditions, including:

(a)	the truth and accuracy of the representations and warranties of SEAC, subject to the materiality standards contained in the Business Combination Agreement;

(b)	material compliance by the SEAC Entities with their respective covenants under the Business Combination Agreement;

(c)	material completion of the transaction steps required to be undertaken by SEAC and the SEAC Entities prior to the StudioCo Amalgamation,

(d)	a customary officer’s certificate of SEAC, certifying the satisfaction of the conditions listed in clauses (a) through (c) above and (f) and (g) below;

(e)

each officer and director of SEAC Amalco having delivered a written resignation in form and substance reasonably satisfactory to Lions Gate Parent, effective as of or prior to the StudioCo Amalgamation;

(f)

the Aggregate Transaction Proceeds being equal to $350,000,000 or a greater amount as approved by each of SEAC and Lions Gate Parent, with at least $175,000,000 of which being held in SEAC’s trust account, subject to adjustments as contemplated in the Business Combination Agreement;

(g)	the SEAC Warrant Agreement Amendment not having been terminated; and

(h)	material compliance by SEAC Sponsor under the Sponsor Support Agreement.

THE MEETING AND APPROVALS

27.

As approved by the SEAC Board, the record date for determining the SEAC Shareholders entitled to receive notice of, attend and vote at the extraordinary general meeting of SEAC Shareholders (the “Meeting”) is March 11, 2024.

28.

The Meeting will be held at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020 on April 2, 2024, at 9:00 a.m., or such other date, time and place to which such meetings may be adjourned, respectively. SEAC is also planning to hold the Meeting virtually pursuant to the procedures described in the Proxy Statement, but the physical location of the Meeting will remain at the location specified above for purposes of Cayman Islands law and the SEAC Articles.

29.

In connection with the Meeting, SEAC intends to send to each SEAC Shareholder a copy of the following materials and documentation substantially in the forms as attached to Exhibit “C” to Affidavit #1 of Eli Baker (for (d), below), the director of New BC Sub, sworn March 8, 2024 or filed with the Court (for (a)-(c), below):

(a)	the Notice of Extraordinary General Meeting of Shareholders of SEAC (with the Proxy Statement attached) (the “Notice of Meeting”);

(b)	a copy of the Interim Order;

(c)	a copy of the within Petition to the Court and the Notice of Petition;

(d)	the proxy card (for registered SEAC Shareholders); and

(e)	the voting instruction form (for non-registered SEAC Shareholders)

(collectively, the “Meeting Materials”, as used in the Interim order).

30.

Under the SEAC Articles, SEAC is permitted to send the Meeting Materials to each SEAC Shareholder at least five (5) calendar days prior to the date of the Meeting, excluding the date of commencement of mailing, delivery or transmittal and excluding the date of the Meeting. SEAC’s decision to send the Meeting Materials to SEAC Shareholders was, in part, determined by when the Securities and Exchange Commission provided clearance of the Proxy Statement. As at March 8, 2024, SEAC intends to provide the Meeting Materials to each SEAC Shareholder on or about March 19, 2024, which would result in each SEAC Shareholder being provided with the Meeting Materials approximately fourteen (14) calendar days before the Meeting.

31.

In addition to providing each SEAC Shareholder with a copy of the Meeting Materials, SEAC intends to provide each SEAC Public Warrantholder with a copy of the Notice of Extraordinary General Meeting of Public Warrantholders of SEAC (with the Proxy Statement attached), including this Interim Order, the Petition and the Notice of Hearing of Petition.

QUORUM AND VOTING

32.

The quorum required at the Meeting shall be one-third of SEAC Shareholders present in person, including, for greater certainty, virtually, or by proxy or, if a corporation or other non-natural person, by its duly authorized representative or proxy at the Meeting

33.

It is proposed that in respect to the Arrangement Resolution, the votes taken at the Meeting shall be taken on the basis of one vote for each SEAC Share. The vote required to pass the Arrangement Resolution is the affirmative vote (in person or by proxy) of the holders of not less than two-thirds (66 2/3%) of the outstanding SEAC Shares who attend and vote at the Meeting.

DISSENT RIGHTS

34.

Certain dissent and redemption rights are available to SEAC Shareholders in connection with the Business Combination as a whole. As a result, no separate dissent rights are available to SEAC Shareholders in connection with the Arrangement under the BCBCA.

35.

SEAC Shareholders will have a right to dissent to the SEAC Merger, which is an initial transaction step of the Business Combination, under the Companies Act. If a SEAC Shareholder dissents under the Companies Act, they are entitled to be paid the fair market value of their shares, which if necessary, may ultimately be determined by the Court.

36.

In addition, pursuant to the SEAC Articles, holders of Class A ordinary shares of SEAC sold as part of the SEAC Units in SEAC’s initial public offering that closed on January 10, 2022 (the “SEAC Public Shares”, with such holders being the “SEAC Public Shareholders”) may request that SEAC redeem all or a portion of the SEAC Public Shares that it holds for cash if the Business Combination is consummated. SEAC Public Shareholders will be entitled to exercise their redemption rights if they:

(a)	hold SEAC Public Shares, or, if they hold SEAC Units, they separate their SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising their redemption rights;

(b)

submit a written request to Continental Stock Transfer & Trust Company (the “Transfer Agent”), in which they (i) request to exercise their redemption rights with respect to all or a portion of their SEAC Public Shares for cash, and (ii) identify themselves as the beneficial holder of the SEAC Public Shares and provide their legal name, phone number and address; and

(c)	deliver their SEAC Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company.

37.

SEAC Public Shareholders must complete the procedures for electing to redeem their SEAC Public Shares in the manner described in paragraph 36, above, prior to 12:00 p.m., Eastern Standard Time, on March 29, 2024 (two business days prior to the scheduled date of the Meeting) in order for their shares to be redeemed.

38.

Holders of SEAC Units must elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants prior to exercising their redemption rights with respect to the SEAC Public Shares. If SEAC Public Shareholders hold their SEAC Units in an account at a brokerage firm or bank, such SEAC Public Shareholders must notify their broker or bank that they elect to separate the SEAC Units into the underlying SEAC Public Shares and SEAC Public Warrants, or if a holder holds SEAC Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

39.	Holders of SEAC Units must identify themselves to SEAC in order to validly exercise their redemption rights.

40.

SEAC Public Shareholders may elect to exercise their redemption rights with respect to their SEAC Public Shares even if they vote in favour of the Arrangement Resolution. If the Business Combination is not consummated, the SEAC Public Shares tendered for redemption shall be returned to the respective holder, broker or bank.

41.

If the Business Combination is consummated, and if a SEAC Public Shareholder properly exercises their redemption rights with respect to all or a portion of the SEAC Public Shares that they hold and timely delivers their shares to the Transfer Agent, SEAC shall redeem the related SEAC Public Shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of SEAC working capital requirements, subject to an aggregate maximum release of $3,000,000, and taxes paid or payable, if any), divided by the number of then issued SEAC Public Shares.

42.

If a SEAC Public Shareholder exercises its redemption rights in full, then it will not own SEAC Public Shares following the redemption, and will not participate in the Arrangement or receive PubCo Common Shares.

43.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with SEAC’s consent, until the Closing. If a SEAC Public Shareholder delivers shares for redemption to the Transfer Agent and decides within the required timeframe not to exercise its redemption rights, such holder may request that the Transfer Agent return its shares (physically or electronically).

INTERESTS OF CERTAIN PERSONS

44.

The directors and executive officers and other related parties of SEAC may have interests in the Arrangement that are, or may be, different from, or in addition to, the interests of SEAC Shareholders. These interests include those described in detail at pages 35-38 of the Proxy Statement. The SEAC Board and SEAC Transaction Committee were aware of these interests and considered them, among other matters, when recommending approval of the Arrangement by SEAC Shareholders.

PART 3: LEGAL BASIS

THE APPROVAL PROCESS

1.	Before an arrangement proposed under section 288(1) of the BCBCA takes effect, the arrangement must be: (a) adopted in accordance with section 289; and (b) approved by the Court under section 291.

2.	This process proceeds in three steps:

(a)

the first step is an application for an interim order for directions for calling a security holders’ meeting to consider and vote on the proposed arrangement. The first application proceeds ex-parte because of the administrative burden of serving security holders;

(b)	the second step is the meeting of the securityholders, where the proposed arrangement is voted upon, and must be approved by a special resolution; and

(c)	the third step is the application for final Court approval of the arrangement.

Mason Capital Management LLC v. TELUS Corp., 2012 BCSC 1582

at para. 30

THE INTERIM ORDER HEARING

3.

As this Court held in Mason Capital Management LLC v. TELUS Corp., the interim order is preliminary in nature and its purpose is simply to “set the wheels in motion for the application process relating to the arrangement and to establish the parameters for the holding of shareholder meetings to consider approval of the arrangement in accordance with the statute”:

Consistent with its preliminary nature, in order to grant an interim order a court needs only to satisfy itself that “reasonable grounds exist to regard the proposed transaction as an ‘arrangement’”. It is at the fairness hearing that the court must fully examine and determine whether the arrangement meets all applicable statutory requirements, including whether it constitutes an “arrangement”, and whether it is procedurally and substantively fair and reasonable. [Citations omitted.]

Mason Capital Management LLC v. TELUS Corp., 2012 BCSC 1582

at paras. 31-32

4.

The steps taken and proposed to be taken by New BC Sub pursuant to the proposed Interim Order include providing: (i) notice of the Meeting to SEAC Shareholders so they have an opportunity to consider the Arrangement and have an opportunity to make submissions on the return of this Petition; and (ii) that there is sufficient and appropriate approval of the Arrangement by SEAC Shareholders. The foregoing requirements will enable the Meeting to be called, held and conducted in a procedurally suitable fashion. Moreover, the proposed Interim Order is consistent with previous orders that have been issued by this Court in respect of other plans of arrangement.

THE PROPOSED ARRANGEMENT IS AN “ARRANGEMENT” UNDER THE BCBCA

5.

The BCBCA defines an “arrangement” using broad and inclusive terms. Pursuant to section 288(1) of the BCBCA, a company may propose an arrangement with security holders, creditors or other persons and may, in that arrangement, make any proposal it considers appropriate, including proposals for the following:

(a)	an alteration to the memorandum, notice of articles or articles of the company;

(b)	an alteration to any of the rights or special rights or restrictions attached to any of the shares of the company;

(c)	an amalgamation of the company with one or more corporations;

(d)	a division of the business carried on by the company;

(e)

a transfer of all or any part of the money, securities or other property, rights and interests of the company to another corporation in exchange for money, securities or other property, rights and interests of the other corporation;

(f)	a transfer of all or any part of the liabilities of the company to another corporation;

(g)

an exchange of securities of the company held by security holders for money, securities or other property, rights and interests of the company or for money, securities or other property, rights and interests of another corporation;

(h)	a dissolution without liquidation, or a liquidation and dissolution, of the company

6.	The arrangement provisions of the BCBCA are very broad. As this Court has held:

I conclude that s. 288 must be construed to permit the development of any proposal affecting shareholders, creditors, or other persons in circumstances where the proposal will or may have real or potential impact upon the rights of any such person or the obligations of the company to any such person, and the results intended by the proposal cannot be effected solely by placing reliance upon any specific provision of the BCA. In circumstances where there is concern regarding the question whether any or all aspects of a transaction or transactions can be carried out in accordance with specific statutory provisions, a corporation may resort to s. 288 in order that any doubt about the efficacy of the proposed transaction or transactions can be dispelled, and any possible litigation or opposition avoided, by means of a court order approving all aspects of the proposed transactions. In that sense, the provisions in the BCA authorizing arrangements are ameliorative. They permit beneficial corporate transactions not specifically authorized by statute, subject, of course, to court approval.

Protiva Biotherapeutics v. Inex Pharmaceuticals Corp.,

2006 BCSC 1729 at para. 27

7.	Other courts in Canada have similarly noted the flexibility of arrangement provisions, including the following statement from Farley J. in Fairmont Hotels & Resorts Inc., Re:

The arrangement provisions in one form or other have been around in Canadian law for a very long time. They certainly predate the Canadian Business Corporations Act (“CBCA”) and the Dickerson Report. With respect to I think it an error to forget that the very flexibility of the arrangement provision was designed to allow the solution of difficult and awkward situations. It would also be helpful to recall that this is a common law jurisdiction and that statute codification is not the answer to all problems. Codification if necessary, but not necessarily codification.

Re Fairmont Hotels & Resorts Inc., 2006 CarswellOnt 9246 at para. 1 (S.C.J.)

8.	New BC Sub is a “company” as defined in section 1(1) of the BCBCA.

9.

The broad nature of the arrangement provisions of the BCBCA is also demonstrated by section 291(2) which permits the Court “in respect of a proposed arrangement, [to] make any order it considers appropriate” (emphasis added), and then lists a non-exhaustive set of orders that can be made.

10.

Of the many steps in the Plan of Arrangement, several fall within the types of transactions expressly contemplated in the BCBCA. For example, if implemented, the Arrangement will effect the following steps:

(a)	SEAC Merger Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement;

(b)	New SEAC and MergerCo Amalco will amalgamate to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement; and

(c)	StudioCo and SEAC Amalco will amalgamate to form PubCo, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

11.

All relevant stakeholders will receive notice of the proceedings and the Arrangement in accordance with the Interim Order of this Court, and will be given an opportunity to appear and voice any objection at the hearing in respect of the Final Order.

12.	It is respectfully submitted that the Arrangement constitutes an “arrangement” under the BCBCA.

Section 288 of the BCBCA

Protiva Biotherapeutics v. Inex Pharmaceuticals Corp.,

2006 BCSC 1729 at paras. 20-27

THE FINAL ORDER HEARING

13.

The question of whether the proposed Arrangement is procedurally and substantively fair and reasonable overall and meets all applicable statutory requirements will be determined at the return of the Petition on Friday, April 5, 2024, at which time the result of the vote by the SEAC Shareholders at the Meeting on the Arrangement Resolution will be known. The Petitioner will file with the Court a further affidavit to be sworn on behalf of New BC Sub reporting as to compliance with any Interim Order and the results of any Meeting conducted pursuant to such Interim Order.

14.	The final approval of the plan of arrangement should be granted if the Court is satisfied that:

(a)	the statutory requirements have been met;

(b)	the application has been put forward in good faith; and

(c)	the arrangement is fair and reasonable.

BCE Inc., 2008 SCC 69 at para. 137

15.

In order to determine whether an arrangement is fair and reasonable, a Court must be satisfied that: (a) the arrangement has a valid business purpose; and (b) the objections of those whose legal rights are being arranged are being resolved in a fair and balanced way.

BCE Inc., 2008 SCC 69 at paras. 138 and 145

16.	The Arrangement has a valid business purpose, as set out above in paragraphs 17-22, above.

17.

As for the second prong of the fair and reasonable test, courts have considered a variety of factors, depending on the nature of the case, to determine whether the objections of those whose legal rights are being arranged are being resolved in a fair and balanced way, including whether a majority of security holders has voted to approve the arrangement.

BCE Inc., 2008 SCC 69 at paras. 149-52

18.

At the hearing for the final approval of this Plan of Arrangement, the Petitioner expects to be able to clearly demonstrate that all three elements of the test for the granting of the Final Order have been satisfied.

19.	The Petitioner pleads and relies on:

(a)	Supreme Court Civil Rules 2-1(2)(b); 4-4, 4-5, 8-1, 16-1 and 22-4(2);

(b)	Sections 186, 237-247 and 288-299 of the BCBCA; and

(c)	The inherent jurisdiction of this Honourable Court.

PART 4: MATERIAL TO BE RELIED ON

1.	The Affidavit #1 of Eli Baker sworn March 8, 2024; and

2.	Such further affidavits and other documents as counsel for New BC Sub may advise.

Dated:	March 11, 2024
Lawson Lundell LLP Solicitors for the Petitioner

To be completed by the court only:

Order made

☐	in the terms requested in paragraphs of Part 1 of this notice of this petition

☐	with the following variations and additional terms:

Date:

Signature of	☐ Judge	☐ Associate Judge

SCHEDULE “A”

INTERIM ORDER

No. _____________

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

ORDER MADE AFTER APPLICATION

(Interim Order)

	)		)
BEFORE	)	ASSOCIATE JUDGE	)	March 13, 2024
	)		)

ON THE APPLICATION of the Petitioner, 1455941 B.C. Unlimited Liability Company (“New BC Sub”), a direct, wholly-owned subsidiary of Screaming Eagle Acquisition Corp. (“SEAC”), a Cayman Islands exempted company, for an Interim Order pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c-57, as amended or superseded (the “BCBCA”) in connection with a proposed arrangement (the “Arrangement”) involving New BC Sub, SEAC, the Respondent, LG Orion Holdings ULC (“StudioCo”), SEAC II Corp., SEAC MergerCo, LG Sirius Holdings ULC and Lions Gate Entertainment Corp. (“Lions Gate Parent”), to be effected on the terms and subject to the conditions set out in a plan of arrangement (the “Plan of Arrangement”), without notice to any holder (the “SEAC Shareholders”) of outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares of SEAC (together, the “SEAC Shares”) and pursuant to the Petition of New BC Sub filed on March 11, 2024, coming on for hearing at Vancouver, British Columbia, on the 13th day of March, 2024, AND ON HEARING Craig A.B. Ferris, K.C., counsel for the Petitioners, and Samantha Chang, counsel for

StudioCo, AND UPON READING the Petition herein and Affidavit #1 of Eli Baker, sworn March 8, 2024 (the “Baker Affidavit”), and filed herein:

THIS COURT ORDERS THAT:

DEFINITIONS

1.

As used in this Interim Order, unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the definitive proxy statement (the “Proxy Statement”) for the extraordinary general meetings of the SEAC Shareholders and holders of the outstanding SEAC public warrants (the “SEAC Public Warrantholders”), substantially in the form attached as Exhibit “A” to the Baker Affidavit.

MEETING

2.

Pursuant to the BCBCA, the Cayman Islands Companies Act (as revised) and SEAC’s Amended and Restated Memorandum and Articles of Association (the “SEAC Articles”), SEAC is authorized and directed to call, hold and conduct an extraordinary general meeting (the “Meeting”) of SEAC Shareholders, to be held at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020 and virtually, on April 2, 2024, at 9:00 a.m. or such other date, time and place to which such meetings may be adjourned, respectively, to, among other things, consider and vote upon proposals to:

(a)

approve, by special resolution passed by a majority of not less than two-thirds (66 2/3%) of the SEAC Shares attending in person or by proxy, voting as a single class (the “Arrangement Resolution”), the business combination agreement, dated December 22, 2023 (the “Business Combination Agreement”) and the business combination, including the Arrangement to be effected on the terms and subject to the conditions set out in the Plan of Arrangement attached to the Proxy Statement as Annex B; and

(b)	transact such further or other business, including amendments to the foregoing, as may properly be brought before the Meeting or any adjournment or postponement thereof.

3.

The Meeting shall be called, held and conducted in accordance with the laws of the Cayman Islands and applicable U.S. securities laws (the “Governing Foreign Laws”), the Notice of Extraordinary General Meeting of the SEAC Shareholders (the “Notice of Meeting”), the SEAC Articles and the Proxy Statement, subject to the terms of this Interim Order and any further order of this Court, and the rulings and directions of the chair of the Meeting (the “Chair”).

4.

The Chair of the Meeting shall be Eli Baker or such other person authorized in accordance with the SEAC Articles. The Chair is at liberty to call on the assistance of legal counsel to SEAC at any time and from time to time as the Chair of such Meeting may deem necessary or appropriate.

5.

The record date for the Meeting is March 11, 2024 (the “Record Date”). Only holders of record of SEAC Shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof, unless otherwise required by and in accordance with the Governing Foreign Laws.

ADJOURNMENT

6.

If not prohibited by the Governing Foreign Laws, and subject to the terms of the Business Combination Agreement, the board of directors of SEAC are specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the need for approval of the Court, if, in their absolute discretion, the board of directors of SEAC consider that it is impractical or undesirable for any reason to hold the Meeting at the place, the day and the hour specified in the Notice of Meeting. Subject to the terms of the Business Combination Agreement, the Governing Foreign Laws and the SEAC Articles, notice of any such adjournments or postponements shall be promptly given to the SEAC Shareholders by such method as the board of directors of SEAC may determine is appropriate in the circumstances, including by press release, news release, newspaper advertisement, or by notice sent to the SEAC Shareholders by one of the methods permitted under the Governing Foreign Laws or as specified in paragraph 10 of this Interim Order, as determined to be the most appropriate method of communication by the board of directors of SEAC.

7.	The Record Date shall only be changed in respect of any adjournments or postponements of the Meeting in accordance with the Governing Foreign Laws.

AMENDMENTS

8.

Prior to the Meeting, SEAC is authorized to make such amendments, revisions or supplements to the proposed Arrangement and the Plan of Arrangement, in accordance with the terms of the Business Combination Agreement and the Plan of Arrangement, without any additional notice to the SEAC Shareholders or further orders of this Court, and the Arrangement and Plan of Arrangement as so amended, revised and supplemented shall be the Arrangement and Plan of Arrangement submitted to the Meeting.

NOTICE OF MEETING

9.

The Proxy Statement is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290(1)(a) of the BCBCA, and SEAC shall not be required to send to the SEAC Shareholders any other or additional statement pursuant to Section 290(1)(a) of the BCBCA. The Notice of Meeting and Proxy Statement shall be mailed or delivered to registered SEAC Shareholders, non-registered SEAC Shareholders, SEAC Public Warrantholders, and the directors and auditors of SEAC in accordance with the Governing Foreign Laws and paragraph 10 of this Interim Order, and shall include a copy of the Petition and this Interim Order. Failure or omission to distribute the Proxy Statement in accordance with the Governing Foreign Laws and paragraph 10 of this Interim Order as a result of mistake or of events beyond the control of SEAC shall not constitute a breach of this Interim Order and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of SEAC, then SEAC shall use its best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

10.

The Notice of Meeting (with the Proxy Statement attached), including this Interim Order, the Petition and the Notice of Petition and proxy card (for registered SEAC Shareholders) and voting instruction form (for non-registered SEAC Shareholders) (collectively, referred to as the “Meeting Materials”) in substantially the same forms as contained in Exhibit “C” to the Baker Affidavit or filed with the Court with such deletions, amendments or additions thereto as counsel for New BC Sub may advise are necessary or desirable, provided that such deletions, amendments or additions are not inconsistent with the terms of this Interim Order, shall be sent to:

(a)

the registered SEAC Shareholders as they appear on the central securities register of SEAC or the records of its transfer agent as at the close of business on the Record Date, such Meeting Materials to be sent at least five (5) calendar days prior to the date of the Meeting, excluding the date of commencement of mailing, delivery or transmittal and excluding the date of the Meeting, by one or more of the following methods:

(i)

by courier addressed to the registered SEAC Shareholders at their addresses as they appear in the applicable records of SEAC or its transfer agent, as at the Record Date (and in such case service of the Meeting Materials shall be deemed to be effected by delivery of the Meeting Materials to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the Meeting Materials was delivered to the courier);

(ii)	by post to the addresses specified in subparagraph (i) above (and in such case service of the Meeting Materials shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the Meeting Materials, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the Meeting Materials were posted);

(iii)

by cable, telex or fax to the registered SEAC Shareholders (and in such case service of the Meeting Materials shall be deemed to be effected by properly addressing and sending such Meeting Materials and shall be deemed to have been received on the same day that it was transmitted); or

(iv)

by email or other electronic communication to the registered SEAC Shareholders (and in such case service of the Meeting Materials shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient); or

(b)

the non-registered SEAC Shareholders by causing, in accordance with the Governing Foreign Laws, its agent to deliver the requisite number of copies of the Meeting Materials to clearing agencies or intermediaries for onward distribution of the Meeting Materials to those non-registered SEAC Shareholders who have provided instructions to an intermediary that the beneficial owner objects to the intermediary disclosing ownership information about the beneficial owner;

(c)

the non-registered SEAC Shareholders by causing, in accordance with the Governing Foreign Laws, its agent to distribute the requisite number of copies of the Meeting Materials directly to each non-registered SEAC Shareholder who has provided instructions to an intermediary that such non-registered SEAC Shareholder does not object to the intermediary disclosing ownership information about the beneficial owner;

(d)

the SEAC Public Warrantholders, who will only receive the Notice of Meeting (with the Proxy Statement attached), including this Interim Order, the Petition and the Notice Petition, such materials to be sent at least five (5) calendar days prior to the date of the Meeting, excluding the date of commencement of mailing, delivery or transmittal and excluding the date of the Meeting, by one or more of the following methods:

(i)

by courier addressed to the SEAC Public Warrantholders at their addresses as they appear in the applicable records of SEAC or its transfer agent, as at the Record Date (and in such case service of the materials shall be deemed to be effected by delivery of the materials to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the materials was delivered to the courier);

(ii)

by post to the addresses specified in subparagraph (i) above (and in such case service of the materials shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the materials, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the materials were posted);

(iii)

by cable, telex or fax to the SEAC Public Warrantholders (and in such case service of the materials shall be deemed to be effected by properly addressing and sending such materials and shall be deemed to have been received on the same day that it was transmitted); or

(iv)

by email or other electronic communication to the SEAC Public Warrantholders (and in such case service of the materials shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient); and

(e)

the directors and auditors of SEAC by prepaid ordinary mail, or by email or facsimile transmission, to such persons at least five (5) calendar days prior to the date of the Meeting, excluding the date of mailing or transmittal and excluding the date of the Meeting;

and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

11.

Accidental failure of or omission by SEAC to give notice to any one or more SEAC Shareholder, SEAC Public Warrantholder, director of SEAC, or the auditors of SEAC or the non-receipt of such notice by one or more of them, or any failure or omission to give such notice as a result of events beyond the reasonable control of SEAC (including, without limitation, any inability to use postal services), shall not constitute a breach of this Interim Order or, in relation to notice to SEAC Shareholders, SEAC Public Warrantholders and the directors and auditors of SEAC, a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of SEAC, then it shall use reasonable best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

12.

No other form of service of the Meeting Materials or any portion thereof need be made, or notice given or other material served in respect of these proceedings or the Meeting, except as may be directed by further order of this Court. Provided that notice of the Meeting and the provision of the Meeting Materials to the SEAC Shareholders, SEAC Public Warrantholders and the directors and auditors of SEAC takes place in compliance with this Interim Order, the requirement of section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived.

DEEMED RECEIPT OF NOTICE

13.	The Meeting Materials shall be deemed, for the purposes of this Interim Order, to have been served upon and received:

(a)	in the case of post pursuant to paragraphs 10(a)(ii) and 10(d)(ii), above, the fifth day, Saturdays, Sundays and public holidays in the Cayman Islands excepted, following the date of post;

(b)	in the case of delivery via courier pursuant to paragraph 10(a)(i) and 10(d)(i), above, the third day following personal delivery; and

(c)	in the case of any means of transmitted, recorded or electronic communication pursuant to paragraph 10(a)(iii)-(iv) and 10(d)(iii)-(iv), above, when dispatched or delivered for dispatch.

14.

Sending of the Meeting Materials in accordance with paragraph 10 of this Interim Order shall constitute good and sufficient service of notice of the within proceeding on all persons who are entitled to be served. No other form of service need be made. No other materials need be served on such persons in respect of these proceedings, and service of the affidavits in support is dispensed with.

AMENDMENTS TO MEETING MATERIALS

15.

SEAC is authorized to make such amendments, revisions or supplements to the Meeting Materials as it may determine and the Meeting Materials, as so amended, revised and/or supplemented, shall be the Meeting Materials to be distributed in accordance with paragraph 10 herein.

UPDATING MEETING MATERIALS

16.

Notice of any amendments, updates or supplements to any of the information provided in the Notice of Meeting and Meeting Materials, may be communicated to the SEAC Shareholders, SEAC Public Warrantholders and the directors and auditors of SEAC as SEAC may determine is appropriate in the circumstances, including by press release, news release, newspaper advertisement or by notice sent to them by any of the means set forth in paragraph 10 herein, as determined to be the most appropriate method of communication by the board of directors of SEAC.

QUORUM AND VOTING

17.

The quorum required at the Meeting shall be one-third of SEAC Shareholders present in person, including, for greater certainty, virtually, or by proxy or, if a corporation or other non-natural person, by its duly authorized representative or proxy at the Meeting.

18.

In respect to the Arrangement Resolution, the votes taken at the Meeting shall be taken on the basis of one vote for each SEAC Share. The vote required to pass the Arrangement Resolution is the affirmative vote (in person or by proxy) of the holders of not less than two-thirds (66 2⁄3%) of the outstanding SEAC Shares that attend, are entitled to vote and vote at the Meeting.

19.

Any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast and the SEAC Shares represented by such spoiled votes, illegible votes, defective votes or abstentions shall be counted in determining the number of SEAC Shares represented at the Meeting. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

20.	In all other respects, the terms, restrictions and conditions set out in the SEAC Articles and the Governing Foreign Laws shall apply in respect of the Meeting.

PERMITTED ATTENDEES

21.

The only persons entitled to attend the Meeting shall be the SEAC Shareholders as of the Record Date, or their respective proxyholders, and the directors of SEAC. The Chair also has the discretion to invite other persons to attend the Meeting, including, but not limited to, the officers, auditors and advisors of SEAC, representatives of New BC Sub, Lions Gate Parent and StudioCo, respectively, including any of their respective directors, officers and advisors. The only persons entitled to be represented and to vote at the Meeting shall be the registered SEAC Shareholders as at the close of business on the Record Date, or their respective and duly-appointed proxyholders.

SCRUTINEERS

22.	One or more representatives of SEAC appointed by the Chair of the Meeting is authorized to act as scrutineer for the Meeting.

SOLICITATION OF PROXIES

23.

SEAC is authorized to use proxies at the Meeting in accordance with the SEAC Articles. SEAC is authorized to use the proxy card (for registered SEAC Shareholders), in substantially the same form attached as Exhibit “C” to the Baker Affidavit, and a voting instruction form (for non-registered SEAC Shareholders) in connection with the Meeting, and the Chair of the Meeting may in their sole discretion, but is not required to, waive generally the time limits for deposit of proxies by the SEAC Shareholders (as described in the Proxy Statement). SEAC is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.

24.

The procedure for the delivery, revocation and use of proxies at the Meeting shall be as set out in the Meeting Materials. The Chair of the Meeting may waive generally, in their discretion, the time limits set out in the Proxy Statement for the deposit or revocation of proxies by SEAC Shareholders. The SEAC Shareholders may revoke their proxies in any manner as set forth in the Meeting Materials.

NO DISSENT RIGHTS

25.	No dissent rights are available to SEAC Shareholders in connection with the Arrangement.

APPLICATION FOR FINAL ORDER

26.

Upon the approval, with or without variation, by the SEAC Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, New BC Sub may apply to this Court for, inter alia, an order:

(a)	approving the Arrangement pursuant to sections 291(4)(a) of the BCBCA;

(b)	declaring that the terms and conditions of the Arrangement are substantively and procedurally fair and reasonable pursuant to section 291(4)(a) of the BCBCA; and

(c)

providing for the incidental, consequential and supplemental matters necessary to ensure that each of the amalgamations contemplated in the Arrangement are fully and effectively carried out pursuant to section 295 of the BCBCA

(collectively, the “Final Order”),

and the hearing of the Final Order shall be held in person at the Courthouse at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Vancouver time), as the case may be, on April 5, 2024, or as soon thereafter as the hearing of the Final Order can be heard, or at such other date and time as this Court may direct.

27.	The form of Notice of Petition in connection with the Final Order attached to the Baker Affidavit as Exhibit “B” is hereby approved as the form of Notice of Petition for such approval.

28.

Any SEAC Shareholder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order, subject to the terms of this Interim Order. Any SEAC Shareholder seeking to appear at the hearing of the application for the Final Order shall:

(a)	file and deliver a Response to Petition (a “Response”) in the form prescribed by the British Columbia Supreme Court Civil Rules;

(b)	serve a copy of the filed Response together with all materials upon which the SEAC Shareholder intends to rely upon at the hearing for the Final Order to New BC Sub’s counsel at:

LAWSON LUNDELL LLP

Barristers and Solicitors

Suite 1600 Cathedral Place - 925 West Georgia Street

Vancouver, British Columbia, Canada V6C 3E8

Attention:	Craig A.B. Ferris, K.C. (cferris@lawsonlundell.com) &
Jane Mayfield (jmayfield@lawsonlundell.com)

Fax number for delivery: (604) 641-2818

by or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order;

(c)	deliver a copy of the filed Response together with all materials upon which the SEAC Shareholder intends to rely upon at the hearing for the Final Order to New BC Sub’s co-counsel at:

GOODMANS LLP

Barristers and Solicitors

333 Bay Street, Suite 3400

Toronto, Ontario, Canada M5H 2S7

Attention:	Peter Kolla (pkolla@goodmans.ca) &
Jerred Kiss (jkiss@goodmans.ca)

Fax number for delivery: (416) 979-1234

by or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order; and

(d)	deliver a copy of the filed Response together with all materials upon which the SEAC Shareholder intends to rely upon at the hearing for the Final Order to Lions Gate Parent’s counsel at:

DENTONS CANADA LLP

20th Floor, 250 Howe Street

Vancouver, BC V6C 3R8

Attention:	Samantha Chang (samantha.chang@dentons.com) &
Kimberly Burns (kimberly.burns@dentons.com)

by or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order.

29.

Any other interested party desiring to support or oppose the application and/or make submissions at the hearing of the application for the Final Order, shall file a Response and deliver a copy of the filed Response together with a copy of any additional affidavits and other materials on which the person intends to rely at the hearing for the Final Order on or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order, to New BC Sub’s counsel and co-counsel (as referenced in paragraph 28(c) and (d), above), and to Lions Gate Parent’s counsel (as referenced in paragraph 28(d), above).

30.

The only persons entitled to notice of any further proceedings herein, including any hearing to sanction and approve the Arrangement, and to appear and be heard thereon, shall be the solicitors for New BC Sub, SEAC and StudioCo, respectively, and any persons who have delivered a Response in accordance with this Interim Order.

31.

In the event the hearing for the Final Order is adjourned, only those persons who have filed and delivered a Response in accordance with this Interim Order need be served with materials filed in this proceeding and provided with notice of the adjourned hearing date.

PRECEDENCE

32.

To the extent of any inconsistency or discrepancy with respect to matters provided for in this Interim Order between this Interim Order and the terms of any instrument creating, governing or collateral to the SEAC Shares, the BCBCA, or the Governing Foreign Laws, this Interim Order shall govern.

EXTRA-TERRITORIAL ASSISTANCE

33.

This Court seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States or other country to act in aid of and to assist this Honourable Court in carrying out the terms of this Interim Order.

VARIANCE

34.

New BC Sub shall, subject to the terms of the Business Combination Agreement, be entitled, at any time, to apply to vary this Interim Order or for such further order or orders and direction from this Honourable Court as may be appropriate.

35.

Supreme Court Civil Rules 8-1 and 16-1(13) will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Lawyer for 1455941 B.C. Unlimited Liability Corp. Craig A.B. Ferris, K.C.

Signature of

Lawyer for LG Orion Holdings ULC

Samantha Chang

By the Court.
Registrar

No. _____________

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

ORDER MADE AFTER APPLICATION

(Interim Order)

LAWSON LUNDELL LLP

Barristers & Solicitors

Suite 1600 Cathedral Place - 925 West Georgia Street

Vancouver, British Columbia, Canada V6C 3E8

Telephone: (604) 631-9197

Facsimile: (604) 641-2818

E-mail: cferris@lawsonlundell.com /

jmayfield@lawsonlundell.com

Attention: Craig A.B. Ferris, K.C. and Jane Mayfield

File No.

RETURN BY FILING AGENT: WEST COAST TITLE SEARCH

SCHEDULE “B”

FINAL ORDER

No. _____________

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

ORDER MADE AFTER APPLICATION

(Final Order)

BEFORE	) THE HONOURABLE JUSTICE	)	March 13, 2024

ON THE APPLICATION of the Petitioner, 1455941 B.C. Unlimited Liability Company (“New BC Sub”) coming on for hearing at 800 Smithe Street, Vancouver, British Columbia and UPON HEARING Craig A.B. Ferris, K.C., counsel for the Petitioner, and Samantha Chang, counsel for the Respondent, LG Orion Holdings ULC (“StudioCo”); and no one appearing on behalf of any holder (the “SEAC Shareholders”) of outstanding Class A ordinary shares and Class B ordinary shares of Screaming Eagle Acquisition Corp. (“SEAC”) or any other person affected; AND UPON READING the Petition to the Court herein dated March 11, 2024; AND UPON READING the Interim Order of Associate Judge ● made herein on March 13, 2024 (the “Interim Order”); AND UPON READING Affidavit #1 and #2 of Eli Baker sworn on March 8, 2024 and ●, 2024, respectively; AND UPON IT APPEARING that good and sufficient notice of the time and place of the hearing of this application was given to StudioCo and to the SEAC Shareholders and the holders of outstanding SEAC warrants in accordance with the Interim Order; AND UPON the requisite approval of the SEAC Shareholders having been obtained at the extraordinary general meeting of SEAC held on April 2, 2024, for which good and sufficient notice of the extraordinary general meeting was provided to SEAC Shareholders; AND UPON CONSIDERING the fairness to the parties affected thereby of the terms and conditions of the Arrangement and of the transactions contemplated by the Arrangement;

THIS COURT ORDERS that:

1.

Pursuant to the provisions of s. 291(4)(c) of the Business Corporations Act, S.B.C. 2002, C. 57, as amended or superseded (the “BCBCA”), the Arrangement as provided for in the Plan of Arrangement, attached hereto as Schedule “A”, including the terms and conditions thereof and the issuances of securities contemplated therein, is substantively and procedurally fair and reasonable to New BC Sub, the SEAC Shareholders, StudioCo, and other affected parties;

2.	The Arrangement as provided for in the Plan of Arrangement be and hereby is approved pursuant to the provisions of s. 291(4)(a) of the BCBCA; and

3.

New BC Sub shall be at liberty to seek leave to vary this order upon such terms and upon giving such notice as this Court may direct, and to seek the advice and direction of this Court as to the implementation of this Order or to apply for such further order or orders as may be appropriate.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of lawyer for the Petitioner Craig A.B. Ferris, K.C.

Signature of lawyer for the Respondent Samantha Chang

By the Court.

Registrar

No. _____________

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

ORDER MADE AFTER APPLICATION

(FINAL ORDER)

LAWSON LUNDELL LLP

Barristers & Solicitors

Suite 1600 Cathedral Place - 925 West Georgia Street

Vancouver, British Columbia, Canada V6C 3E8

Telephone: (604) 631-9197

Facsimile: (604) 641-2818

E-mail: cferris@lawsonlundell.com /

jmayfield@lawsonlundell.com

Attention: Craig A.B. Ferris, K.C. and Jane Mayfield

File No. 26283-174672

*RETURN BY FILING AGENT: WEST COAST TITLE SEARCH*

SCHEDULE “A”

Annex B

EXHIBIT E Form of Plan of Arrangement

PLAN OF ARRANGEMENT UNDER PART 9 DIVISION 5

OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

1.1.1

Capitalized term used in this Plan of Arrangement and not defined in this Section 1.1.1 have the meaning given in the Business Combination Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement have the following meanings:

“Affected Person” has the meaning ascribed thereto in Section 6.1.1.

“Arrangement” means the arrangement proposed by New BC Sub under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Business Combination Agreement and the provisions of this Plan of Arrangement or made at the direction of the Court in the Interim Order or Final Order with the prior written consent of SEAC and LG Parent, such consent not to be unreasonably withheld, conditioned or delayed.

“Arrangement Effective Time” means the time on the Closing Date at which the Form 14 for the MergerCo Amalgamation is filed with the Registrar, or such other time on the Closing Date as LG Parent and New SEAC agree to in writing, provided that under no circumstances shall the Arrangement Effective Time occur until after the completion of the SEAC Pre-Arrangement Steps.

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“Broker” has the meaning ascribed thereto in Section 6.1.2(a).

“Business Combination Agreement” means the business combination agreement dated as of December 21, 2023 by and among SEAC, New SEAC, MergerCo, New BC Sub, LG Parent, Studio Holdco, and StudioCo, together with the Exhibits and Schedules attached to it.

“Depositary” means such Person, if any, as SEAC and and LG Parent may select to be appointed to act as depositary for the PubCo Common Shares in relation to the Arrangement.

“MergerCo Amalgamation” means the amalgamation of New SEAC and MergerCo Amalco in accordance with Section 3.1.2(a).

“MergerCo Amalco Class A Common Shares” means the Class A Common shares without par value in the capital of MergerCo Amalco.

“MergerCo Amalco Shareholders” means the registered or beneficial holders of MergerCo Amalco Class A Common Shares, as the context requires.

“New BC Sub” means 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company.

“New SEAC”, means SEAC II Corp., which, prior to the New SEAC Domestication, shall be a Cayman Islands exempted company, and, following the New SEAC Domestication, shall be a British Columbia company.

“Parties” means New SEAC, New BC Sub, SEAC Merger Surviving Company, MergerCo Amalco (upon and following the MergerCo Amalgamation), SEAC Amalco (upon and following the SEAC Amalgamation), StudioCo, and PubCo (upon and following the StudioCo Amalgamation) and “Party” means any of them, as the context requires.

“Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations hereto made in accordance with section 9.14 of the Business Combination Agreement and Section 5.1 hereto or made at the direction of the Court in the Final Order with the prior written consent of LG Parent and SEAC, each acting reasonably.

“PubCo” has the meaning ascribed thereto in Section 3.1.2(c).

“PubCo Common Shares” means the common shares without par value in the capital of PubCo.

“PubCo Shareholders” means the registered or beneficial holders of PubCo Common Shares, as the context requires.

“SEAC Amalco” has the meaning ascribed thereto in Section 3.1.2(a).

“SEAC Amalco Class A Common Shares” means the Class A Common shares without par value in the capital of SEAC Amalco.

“SEAC Amalco Shareholders” means the registered or beneficial holders of SEAC Amalco Class A Common Shares, as the context requires.

“SEAC Amalgamation” means the amalgamation of New SEAC and MergerCo Amalco in accordance with Section 3.1.2(b).

“SEAC Merger Surviving Company” means MergerCo, as the entity surviving the SEAC Merger as a direct wholly owned Subsidiary of New SEAC.

“SEAC Shareholder” means, at the time the respective shares are issued and outstanding under applicable Law, each of (i) prior to the SEAC Merger, the registered holders of SEAC Class A Ordinary Shares (including through the SEAC Units) and SEAC Class B Ordinary Shares, (ii) following the SEAC Merger, the registered holders of New SEAC Class A Ordinary Shares, and (iii) following the Domestication, the registered holders of New SEAC Class A Common Shares.

“StudioCo” means LG Orion Holdings ULC, a British Columbia unlimited liability company.

“StudioCo Amalgamation” means the amalgamation of StudioCo and SEAC Amalco in accordance with Section 3.1.2(c).

“StudioCo Common Shares” means the common shares without par value in the capital of StudioCo. “Studio Holdco” means LG Sirius Holdings ULC, a British Columbia unlimited liability company.

“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder, each as amended .

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended. “Withholding Obligation” has the meaning ascribed thereto in Section 6.1.1.

1.2	Interpretation Not Affected by Headings

The headings contained in this Plan of Arrangement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or Subsection hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3	Date for any Action

Whenever this Plan of Arrangement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and when counting days, the date of commencement will not be included as a full day for purposes of computing any applicable time periods (except as otherwise may be required under any applicable Law). If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

1.4	Number and Gender

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders and neuter.

1.5	References to Persons and Statutes

A reference to a Person includes any successor to that Person. Any reference to a statute or to a rule of a self-regulatory organization, including any stock exchange, refers to such statute or rule, and all rules and regulations, administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

1.6	Currency

Unless otherwise stated in this Plan of Arrangement, all references herein to “dollars” or “$” are references to Canadian dollars and all references herein to “U.S. dollars” or “US$” are references to United States dollars.

1.7	Time References

Time shall be of the essence in every matter or action contemplated hereunder. References to time are references to local time in Vancouver, British Columbia.

1.8	Including

The word “including” means “including, without limiting the generality of the foregoing”.

ARTICLE 2

BUSINESS COMBINATION AGREEMENT; EFFECTIVENESS

2.1	Effectiveness

2.1.1

This Plan of Arrangement is made pursuant to and subject to the provisions of the Business Combination Agreement, except in respect of the order and sequence of the steps comprising the Arrangement, which shall occur in the order and sequence set forth in Section 3.1.2. This Plan of Arrangement constitutes an arrangement as referred to in Part 9, Division 5 of the BCBCA for SEAC.

2.1.2

This Plan of Arrangement will become effective as at the Arrangement Effective Time and will be binding (without any further authorization, act or formality on the part of the Court, the Registrar or any other Person) from and after the Arrangement Effective Time on: New SEAC, New BC Sub, SEAC Merger Surviving Company, MergerCo Amalco (upon and following the MergerCo Amalgamation), SEAC Amalco (upon and following the SEAC Amalgamation), StudioCo, PubCo (upon and following the StudioCo Amalgamation), the New SEAC Shareholders, the SEAC Amalco Shareholders, the PubCo Shareholders, Studio Holdco and any Depositary.

2.1.3

The transfers, exchanges, issuances, cancellations, amalgamations, dissolutions and other transactions provided for in Section 3.1.2 shall occur, and shall be deemed to occur, at the time and in the order and sequence specified in Section 3.1.2, notwithstanding that certain of the procedures related thereto may not be completed until after such time.

ARTICLE 3

THE ARRANGEMENT

3.1	Arrangement

3.1.1	The SEAC Pre-Arrangement Steps will occur prior to, and the completion of the SEAC Pre-Arrangement Steps will be conditions precedent to, the implementation of the Arrangement.

3.1.2

Commencing at the Arrangement Effective Time, unless otherwise specifically provided in this Section 3.1.2, the following transactions and events in subsections 3.1.2(a), 3.1.2(b) and 3.1.2(c) will occur and will be deemed to occur (without any further authorization, act or formality on the part of the Court, the Registrar or any other Person) sequentially as set out below without any further authorization, act or formality, in each case effective as at, and occurring within, 30 minute intervals following the immediately preceding transaction or event:

Amalgamation of SEAC Merger Surviving Company and New BC Sub – the MergerCo Amalgamation

(a)

At the Arrangement Effective Time, SEAC Merger Surviving Company and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one company (“MergerCo Amalco”) with the same effect as if they had amalgamated under Section 273 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the MergerCo Amalgamation is intended to qualify as an amalgamation for the purposes of subsections 87(1) and 87(11) of the Tax Act), including:

(i)

at the time of the MergerCo Amalgamation, SEAC Merger Surviving Company and New BC Sub continue as one company, and the legal existence of SEAC Merger Surviving Company will not be extinguished and SEAC Merger Surviving Company will survive the MergerCo Amalgamation and continue as MergerCo Amalco, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to MergerCo Amalco and, all property, rights, and interests of SEAC Merger Surviving Company shall become the property, rights, and interests of MergerCo Amalco;

(ii)

New BC Sub will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of New BC Sub shall become the property, the property, rights, and interests of MergerCo Amalco;

(iii)

each of the [Class A] common shares in the capital of SEAC Merger Surviving Company outstanding immediately prior to the MergerCo Amalgamation will remain outstanding as MergerCo Amalco Class A Common Shares;

(iv)

each common share in the capital of New BC Sub outstanding immediately prior to the MergerCo Amalgamation will be, and will be deemed to be, cancelled without any repayment of capital in respect of those shares;

(v)	the name of MergerCo Amalco will be “[• ULC]”;

(vi)

MergerCo Amalco will have, as its notice of articles and articles, the notice of articles and articles of SEAC Merger Surviving Company, and MergerCo Amalco will be authorized to issue an unlimited number of Class A Common Shares without par value;

(vii)	the first directors of MergerCo Amalco following the MergerCo Amalgamation will be the SEAC Merger Surviving Company directors;

(viii)

the MergerCo Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either of SEAC Merger Surviving Company or New BC Sub to MergerCo Amalco;

(ix)	MergerCo Amalco will be liable for all of the liabilities and obligations of SEAC Merger Surviving Company and New BC Sub;

(x)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xi)

a legal proceeding being prosecuted or pending by or against either of SEAC Merger Surviving Company or New BC Sub may be prosecuted or its prosecution may be continued, as the case may be, by or against Merger Amalco;

(xii)	a conviction against, or ruling, order or judgment in favour of or against either of SEAC Merger Surviving Company and New BC Sub may be enforced by or against MergerCo Amalco; and,

(xiii)	the capital of MergerCo Amalco will be equal to the capital of SEAC Merger Surviving Company immediately prior to the MergerCo Amalgamation.

Amalgamation of MergerCo Amalco and New SEAC—the SEAC Amalgamation

(b)

30 minutes after the MergerCo Amalgamation, the capital of MergerCo Amalco will be reduced to one dollar ($1.00) without any distribution thereon and then MergerCo Amalco and New SEAC will amalgamate (the “SEAC Amalgamation”) to form one company (“SEAC Amalco”) with the same effect as if they had amalgamated under Section 273 of the BCBCA and with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the SEAC Amalgamation intends to qualify as an amalgamation for the purposes of subsections 87(1) and 87(11) of the Tax Act), including:

(i)

at the time of the SEAC Amalgamation, MergerCo Amalco and New SEAC continue as one company, and the legal existence of New SEAC will not be extinguished and New SEAC will survive the SEAC Amalgamation and continue as SEAC Amalco, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to SEAC Amalco and, all property, rights, and interests of New SEAC shall become the property, rights, and interests of SEAC Amalco;

(ii)

MergerCo Amalco will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of MergerCo Amalco shall become the property, the property, rights, and interests of SEAC Amalco;

(iii)	each of the New SEAC [Class A] Common Shares outstanding immediately prior to the occurrence of the SEAC Amalgamation will remain outstanding as SEAC Amalco Class A Common Shares;

(iv)

each MergerCo Amalco Class A Common Share outstanding immediately prior to the occurrence of the SEAC Amalgamation will be, and will be deemed to be, cancelled without any repayment of capital in respect of those shares;

(v)	the name of SEAC Amalco will be “Lionsgate Studios Corp.”;

(vi)

SEAC Amalco will have, as its notice of articles and articles, the notice of articles and articles of New SEAC, and SEAC Amalco will be authorized to issue an unlimited number of SEAC Amalco Class A Common Shares without par value;

(vii)	the first directors of SEAC Amalco following the SEAC Amalgamation will be the New SEAC directors;

(viii)

the SEAC Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either of New SEAC or MergerCo Amalco to SEAC Amalco;

(ix)	SEAC Amalco will be liable for all of the liabilities and obligations of MergerCo Amalco and New SEAC;

(x)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xi)	a legal proceeding being prosecuted or pending by or against either of MergerCo Amalco or New SEAC may be prosecuted or its prosecution may be continued, as the case may be, by or against SEAC Amalco;

(xii)	a conviction against, or ruling, order or judgment in favour of or against either of MergerCo Amalco or New SEAC may be enforced by or against SEAC Amalco; and,

(xiii)	the capital of SEAC Amalco will be equal to the capital of New SEAC immediately prior to the SEAC Amalgamation.

Amalgamation of SEAC Amalco and StudioCo

(c)

30 minutes after the SEAC Amalgamation, SEAC Amalco and StudioCo will amalgamate (the “StudioCo Amalgamation”) to continue as one company (“PubCo”) with the same effect as if they had amalgamated under Section 269 of the BCBCA and, except as expressly provided for herein, with the consequences set forth in Section 282(1) of the BCBCA (and for the avoidance of doubt, the SEAC Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act), including the following transactions and events, which will be deemed to occur sequentially as set out below:

(i)

at the time of the StudioCo Amalgamation, SEAC Amalco and StudioCo continue as one company, and the legal existence of SEAC Amalco will not be extinguished and SEAC Amalco will continue as Pubco, notwithstanding the issuance by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to Pubco, and, all property, rights, and interests of SEAC Amalco shall become the property, rights, and interests of PubCo;

(ii)

StudioCo will cease to exist as a separate legal entity (without being liquidated or wound-up) and all property, rights, and interests of StudioCo shall become the property, the property, rights, and interests of PubCo;

(iii)

each SEAC Amalco Class A Common Share outstanding immediately prior to the StudioCo Amalgamation will be, and will be deemed to be, cancelled, and in consideration therefor the holder of each such SEAC Amalco Class A Common Share will receive, for each canceled SEAC Amalco Class A Common Share, one fully paid and non-assessable PubCo Common Share;

(iv)

each StudioCo Common Share outstanding immediately prior to the occurrence of the StudioCo Amalgamation will be, and will be deemed to be, cancelled, and in consideration therefor the holder of each such StudioCo Common Share will receive, for each such cancelled StudioCo Common Share, a number of PubCo Common Shares equal to the StudioCo Issuance Amount;

(v)	the name of PubCo will be “Lionsgate Studios Corp.”;

(vi)	the registered office and the records office of PubCo will be the registered office and the records office of StudioCo;

(vii)	the first directors of Pubco following the StudioCo Amalgamation will be: [Š];

(viii)	PubCo will have the same share capital as SEAC Amalco, and will be authorized to issue an unlimited number of PubCo Common Shares;

(ix)

PubCo will have, as its notice of articles and articles, the notice of articles and the articles substantially identical to the notice of articles and the articles of SEAC Amalco and in the form attached as Exhibit B of the Business Combination Agreement;

(x)	the StudioCo Amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of any of SEAC Amalco or StudioCo to PubCo;

(xi)	PubCo will be liable for all of the liabilities and obligations of SEAC Amalco and StudioCo;

(xii)	any existing cause of action, claim or liability to prosecution will be unaffected;

(xiii)	a legal proceeding being prosecuted or pending by or against either of StudioCo or SEAC Amalco may be prosecuted or its prosecution may be continued, as the case may be, by or against PubCo;

(xiv)	a conviction against, or ruling, order or judgment in favour of or against either of StudioCo or SEAC Amalco may be enforced by or against PubCo; and

(xv)	the capital of PubCo will be equal to the aggregate of the capital of SEAC Amalco and StudioCo immediately prior to the StudioCo Amalgamation; and

(d)

At and from the Arrangement Effective Time, the transfers, assignments, alterations, exchanges, cancellations and other steps provided for in Section 3.1.2 will be deemed to occur on the Closing Date at the time specified by this Arrangement, notwithstanding that certain of the procedures related thereto are not completed until after the Closing Date.

3.2	U.S. Tax Treatment

StudioCo and New SEAC intend that, for U.S. federal, and applicable state and local, income Tax purposes, each of the MergerCo Amalgamation, the SEAC Amalgamation and the StudioCo Amalgamation will be treated in a manner consistent with its applicable Intended Tax Treatment set forth in the Business Combination Agreement.

3.3	Fully Paid and Non-Assessable Shares

All MergerCo Amalco Class A Common Shares issued by MergerCo Amalco, all New SEAC Class A Common Shares issued by SEAC Amalco, and all PubCo Common Shares issued by PubCo under the Arrangement will be deemed to be validly issued and outstanding as fully paid and non-assessable shares for all purposes of the BCBCA.

3.4	Transfers Free and Clear

Any transfer of securities pursuant to this Plan of Arrangement will be free and clear of all Liens.

3.5	No Fractional Shares

No fractional shares will be issued to any Person pursuant to this Plan of Arrangement and the number of shares to be issued to any Person pursuant to this Plan of Arrangement will, without additional compensation, be rounded down to the nearest whole share.

ARTICLE 4

DELIVERY OF CONSIDERATION

4.1	Share Exchange Documents

4.1.1	All of the MergerCo Amalco Class A Common Shares following the MergerCo Amalgamation in Section 3.1.2 will be uncertificated pursuant to Section 107 of the BCBCA. MergerCo Amalco will not send each MergerCo Amalco Shareholder a written notice containing the information required by Section 107(6) the BCBCA.

4.1.2

All of the SEAC Amalco Class A Common Shares following the SEAC Amalgamation in Section 3.1.2 will be issued as uncertificated pursuant to Section 107 of the BCBCA. SEAC Amalco will not send each SEAC Amalco Shareholder a written notice containing the information required by Section 107(6) the BCBCA.

4.1.3	All of the PubCo Common Shares issued pursuant to the arrangement in Section 3.1.2 will be issued as uncertificated pursuant to Section 107 of the BCBCA.

4.2	Calculations

All calculations and determinations made by New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, StudioCo, SEAC Amalco, PubCo or any Depositary, as applicable, for the purposes of this Plan of Arrangement will be conclusive, final and binding.

ARTICLE 5

AMENDMENT

5.1	Amendments to Plan of Arrangement

5.1.1

StudioCo and New SEAC may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Arrangement Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by each of StudioCo and SEAC in writing (subject to the Business Combination Agreement) (iii) be filed with the Court and, if made following the SEAC Shareholders Meeting, approved by the Court, and (iv) communicated to SEAC Shareholders if and as required by the Court.

5.1.2

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by StudioCo or SEAC at any time prior to the SEAC Shareholders Meeting (provided that StudioCo or SEAC, as applicable, has also consented thereto) with or without any other prior notice or communication, and, if so proposed and accepted by the Persons voting at the SEAC Shareholders Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

5.1.3

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the SEAC Shareholders Meeting shall be effective only if (i) it is consented to in writing by StudioCo and SEAC, and (ii) if required by the Court, it is consented to by some or all of the SEAC Shareholders, as applicable, voting or consenting, as the case may be, in the manner directed by the Court.

5.1.4

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Closing Date unilaterally by PubCo, provided that it concerns a matter which, in the reasonable opinion of PubCo, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former SEAC Amalco Shareholder or StudioCo Shareholder.

5.1.5	This Plan of Arrangement may be withdrawn prior to the Arrangement Effective Time in accordance with the terms of the Business Combination Agreement.

ARTICLE 6

WITHHOLDING TAX

6.1	Withholding Tax

6.1.1	New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary (each a “Withholding Agent”), as the case may be, shall be entitled to deduct or withhold from any amounts contemplated to be payable to any Person under this Plan of Arrangement (an “Affected Person”) such amounts as are reasonably determined to be required to be deducted or withheld with respect to such payment (a “Withholding Obligation”) under the Tax Act, the U.S. Tax Code or any other provision of federal, provincial, territorial, state, local or foreign tax Law, in each case, as amended, and shall remit or cause to be remitted the amount so deducted or withheld to the appropriate Governmental Authority. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes as having been paid to the recipient of the payment in respect of which such deduction or withholding was made, provided that such deducted or withheld amounts are actually remitted in accordance with applicable Law to the appropriate Governmental Authority.

6.1.2	Each of New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary will also have the right to:

(a)

deduct, withhold and sell, or direct New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary to deduct, withhold and sell through a broker (the “Broker”), and on behalf of any Affected Person; or

(b)

require the Affected Person to irrevocably direct the sale through a Broker and irrevocably direct the Broker pay the proceeds of such sale to New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary as appropriate (and, in the absence of such irrevocable direction, the Affected Person shall be deemed to have provided such irrevocable direction), such number of PubCo Common Shares delivered or deliverable to such Affected Person pursuant to this Plan of Arrangement solely to the extent necessary to produce sale proceeds (after deducting commissions payable to the Broker and other costs and expenses) sufficient to fund any Withholding Obligations; provided, that with respect to any contemplated disposition of any PubCo Common Shares, the applicable Withholding Agent shall use commercially reasonable efforts to provide prior notice to such Affected Person (including the Sponsor, as applicable) of such intent to dispose or to require the disposition of such PubCo Common Shares and to reasonably cooperate with such Affected Person (including the Sponsor, as applicable) regarding alternatives to the contemplated disposition for purposes of satisfying such deduction and withholding requirement. Any such sale of PubCo Common Shares shall be effected as soon as reasonably and commercially practicable following the Closing Date. None of New SEAC, SEAC Merger Surviving Company, New BC Sub, MergerCo Amalco, SEAC Amalco, Studio Holdco, PubCo and any Depositary or the Broker will be liable for any loss arising out of any sale of such PubCo Common Shares, including any loss relating to the manner or timing of such sales, the prices at which the PubCo Common Shares are sold or otherwise.

ARTICLE 7

PARAMOUNTCY

7.1	Paramountcy

7.1.1	From and after the Arrangement Effective Time:

(a)

this Plan of Arrangement shall take precedence and priority over any and all rights related to New SEAC Class A Common Shares, SEAC Merger Surviving Company Class A Common Shares, New BC Sub Class A Common Shares, and StudioCo Common Shares outstanding immediately prior to the Arrangement Effective Time;

(b)

the rights and obligations of the Parties, the SEAC Shareholders, the MergerCo Amalco Shareholders, the SEAC Amalco Shareholders, the PubCo Shareholders, holders of StudioCo Common Shares, Studio Holdco and any Depositary or transfer agent, in respect of the SEAC Class A Ordinary Shares, the SEAC Class B Ordinary Shares, the New SEAC Class A Ordinary Shares, the New SEAC Class A

Common Shares, the StudioCo Common Shares, the MergerCo Amalco Class A Common Shares, the SEAC Amalco Class A Common Shares, and the PubCo Common Shares, shall be solely as provided for in this Plan of Arrangement; and

(c)

all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to the New SEAC Class A Common Shares, MergerCo Amalco Class A Common Shares, SEAC Amalco Class A Common Shares, StudioCo Common Shares, and PubCo Common Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 8

FURTHER ASSURANCES

8.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and be deemed to have occurred in the order set out herein without any further authorization, act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to implement this Plan of Arrangement and to further document or evidence any of the transactions or events set out herein.

Annex O

No.

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,

S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

NOTICE OF PETITION

To:	The holders (the “SEAC Shareholders”) of outstanding Class A ordinary shares and Class B ordinary shares of Screaming Eagle Acquisition Corp. (“SEAC”)

And To:	The holders (the “SEAC Public Warrantholders”) of outstanding SEAC public warrants

And To:	LG Orion Holdings ULC (“StudioCo”)

NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by the Petitioner, in the Supreme Court of British Columbia (the “Court”) for approval of a plan of arrangement (the “Arrangement”) pursuant to the Business Corporations Act, S.B.C. 2002, c-57, as amended or superseded.

AND NOTICE IS FURTHER GIVEN that by an Interim Order Made After Application pronounced by Associate Judge ● on March 13, 2024 the Court has given directions to the calling of an extraordinary general meeting of the SEAC Shareholders (the “Meeting”), for the purpose of, among other things, considering, voting upon, and approving the Arrangement.

AND NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, the Petitioner intends to apply to the Court for a final order approving the Arrangement and for a determination that the terms of the Arrangement are procedurally and substantively fair and reasonable (the “Final Order”), which application shall be made before the presiding Judge in Chambers at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on ●, 2024, at 9:45 am (Vancouver time), or as soon thereafter as counsel may be heard or at such other date and time as the Court may direct (the “Final Application”).

IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the Final Application, but only if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a Response to Petition (“Response”) in the form prescribed by the Supreme Court Civil Rules, and delivered a copy of the filed Response, together with all affidavits and other material upon which such person intends to rely at the hearing of the Final Application, including an outline of such person’s proposed submission, to the Petitioner at its address for delivery set out below by or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order:

The Petitioner’s address for delivery is:

LAWSON LUNDELL LLP

Barristers and Solicitors

Suite 1600 Cathedral Place - 925 West Georgia Street

Vancouver, British Columbia, Canada V6C 3E8

Attention: Craig A.B. Ferris, K.C. & Jane Mayfield

and

GOODMANS LLP

Barristers and Solicitors

333 Bay Street, Suite 3400

Toronto, Ontario, Canada M5H 2S7

Attention: Peter Kolla & Jerred Kiss

IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering the form of “Response” as aforesaid. You may obtain a form of “Response” at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

AT THE HEARING OF THE FINAL APPLICATION, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.

IF YOU DO NOT FILE A RESPONSE and attend, either in person or by counsel, at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of StudioCo and the SEAC Shareholders and SEAC Public Warrantholders.

A copy of the said Petition and other documents in the proceeding will be furnished to StudioCo and any SEAC Shareholders or SEAC Public Warrantholders upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out above.

Estimated time required: 30 minutes

This matter is not within the jurisdiction of an Associate Judge.

Date: March 8, 2024

Signature of lawyer for the Petitioner
Craig A.B. Ferris, K.C.

Annex P

No. S-241646 Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,

S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

ORDER MADE AFTER APPLICATION

(Interim Order)

	)		)
BEFORE	)	ASSOCIATE JUDGE	)	March 13, 2024
	)		)

ON THE APPLICATION of the Petitioner, 1455941 B.C. Unlimited Liability Company (“New BC Sub”), a direct, wholly-owned subsidiary of Screaming Eagle Acquisition Corp. (“SEAC”), a Cayman Islands exempted company, for an Interim Order pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c-57, as amended or superseded (the “BCBCA”) in connection with a proposed arrangement (the “Arrangement”) involving New BC Sub, SEAC, the Respondent, LG Orion Holdings ULC (“StudioCo”), SEAC II Corp., SEAC MergerCo, LG Sirius Holdings ULC and Lions Gate Entertainment Corp. (“Lions Gate Parent”), to be effected on the terms and subject to the conditions set out in a plan of arrangement (the “Plan of Arrangement”), without notice to any holder (the “SEAC Shareholders”) of outstanding SEAC Class A Ordinary Shares and SEAC Class B Ordinary Shares of SEAC (together, the “SEAC Shares”) and pursuant to the Petition of New BC Sub filed on March 11, 2024, coming on for hearing at Vancouver, British Columbia, on the 13th day of March, 2024, AND ON HEARING Craig A.B. Ferris, K.C., counsel for the Petitioners, and Samantha Chang, counsel for StudioCo, AND UPON READING the Petition herein and Affidavit #1 of Eli Baker, sworn March 8, 2024 (the “Baker Affidavit”), and filed herein:

THIS COURT ORDERS THAT:

DEFINITIONS

1.

As used in this Interim Order, unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the definitive proxy statement (the “Proxy Statement”) for the extraordinary general meetings of the SEAC Shareholders and holders of the outstanding SEAC public warrants (the “SEAC Public Warrantholders”), substantially in the form attached as Exhibit “A” to the Baker Affidavit.

MEETING

2.

Pursuant to the BCBCA, the Cayman Islands Companies Act (as revised) and SEAC’s Amended and Restated Memorandum and Articles of Association (the “SEAC Articles”), SEAC is authorized and directed to call, hold and conduct an extraordinary general meeting (the “Meeting”) of SEAC Shareholders, to be held at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020 and virtually, on April 2, 2024, at 9:00 a.m. or such other date, time and place to which such meetings may be adjourned, respectively, to, among other things, consider and vote upon proposals to:

(a)

approve, by special resolution passed by a majority of not less than two-thirds (66 2/3%) of the SEAC Shares attending in person or by proxy, voting as a single class (the “Arrangement Resolution”), the business combination agreement, dated December 22, 2023 (the “Business Combination Agreement”) and the business combination, including the Arrangement to be effected on the terms and subject to the conditions set out in the Plan of Arrangement attached to the Proxy Statement as Annex B; and

(b)	transact such further or other business, including amendments to the foregoing, as may properly be brought before the Meeting or any adjournment or postponement thereof.

3.

The Meeting shall be called, held and conducted in accordance with the laws of the Cayman Islands and applicable U.S. securities laws (the “Governing Foreign Laws”), the Notice of Extraordinary General Meeting of the SEAC Shareholders (the “Notice of Meeting”), the SEAC Articles and the Proxy Statement, subject to the terms of this Interim Order and any further order of this Court, and the rulings and directions of the chair of the Meeting (the “Chair”).

4.

The Chair of the Meeting shall be Eli Baker or such other person authorized in accordance with the SEAC Articles. The Chair is at liberty to call on the assistance of legal counsel to SEAC at any time and from time to time as the Chair of such Meeting may deem necessary or appropriate.

5.

The record date for the Meeting is March 11, 2024 (the “Record Date”). Only holders of record of SEAC Shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof, unless otherwise required by and in accordance with the Governing Foreign Laws.

ADJOURNMENT

6.

If not prohibited by the Governing Foreign Laws, and subject to the terms of the Business Combination Agreement, the board of directors of SEAC are specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the need for approval of the Court, if, in their absolute discretion, the board of directors of SEAC consider that it is impractical or undesirable for any reason to hold the Meeting at the place, the day and the hour specified in the Notice of Meeting. Subject to the terms of the Business Combination Agreement, the Governing Foreign Laws and the SEAC Articles, notice of any such adjournments or postponements shall be promptly given to the SEAC Shareholders by such method as the board of directors of SEAC may determine is appropriate in the circumstances, including by press release, news release, newspaper advertisement, or by notice sent to the SEAC Shareholders by one of the methods permitted under the Governing Foreign Laws or as specified in paragraph 10 of this Interim Order, as determined to be the most appropriate method of communication by the board of directors of SEAC.

7.	The Record Date shall only be changed in respect of any adjournments or postponements of the Meeting in accordance with the Governing Foreign Laws.

AMENDMENTS

8.

Prior to the Meeting, SEAC is authorized to make such amendments, revisions or supplements to the proposed Arrangement and the Plan of Arrangement, in accordance with the terms of the Business Combination Agreement and the Plan of Arrangement, without any additional notice to the SEAC Shareholders or further orders of this Court, and the Arrangement and Plan of Arrangement as so amended, revised and supplemented shall be the Arrangement and Plan of Arrangement submitted to the Meeting.

NOTICE OF MEETING

9.

The Proxy Statement is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290(1)(a) of the BCBCA, and SEAC shall not be required to send to the SEAC Shareholders any other or additional statement pursuant to Section 290(1)(a) of the BCBCA. The Notice of Meeting and Proxy Statement shall be mailed or delivered to registered SEAC Shareholders, non-registered SEAC Shareholders, SEAC Public Warrantholders, and the directors and auditors of SEAC in accordance with the Governing Foreign Laws and paragraph 10 of this Interim Order, and shall include a copy of the Petition and this Interim Order. Failure or omission to distribute the Proxy Statement in accordance with the Governing Foreign Laws and paragraph 10 of this Interim Order as a result of mistake or of events beyond the control of SEAC shall not constitute a breach of this Interim Order and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of SEAC, then SEAC shall use its best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

10.

The Notice of Meeting (with the Proxy Statement attached), including this Interim Order, the Petition and the Notice of Petition and proxy card (for registered SEAC Shareholders) and voting instruction form (for non-registered SEAC Shareholders) (collectively, referred to as the “Meeting Materials”) in substantially the same forms as contained in Exhibit “C” to the Baker Affidavit or filed with the Court with such deletions, amendments or additions thereto as counsel for New BC Sub may advise are necessary or desirable, provided that such deletions, amendments or additions are not inconsistent with the terms of this Interim Order, shall be sent to:

(a)

the registered SEAC Shareholders as they appear on the central securities register of SEAC or the records of its transfer agent as at the close of business on the Record Date, such Meeting Materials to be sent at least five (5) calendar days prior to the date of the Meeting, excluding the date of commencement of mailing, delivery or transmittal and excluding the date of the Meeting, by one or more of the following methods:

(i)

by courier addressed to the registered SEAC Shareholders at their addresses as they appear in the applicable records of SEAC or its transfer agent, as at the Record Date (and in such case service of the Meeting Materials shall be deemed to be effected by delivery of the Meeting Materials to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the Meeting Materials was delivered to the courier);

(ii)

by post to the addresses specified in subparagraph (i) above (and in such case service of the Meeting Materials shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the Meeting Materials, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the Meeting Materials were posted);

(iii)	by cable, telex or fax to the registered SEAC Shareholders (and in such case service of the Meeting Materials shall be deemed to be effected by properly addressing and sending such

Meeting Materials and shall be deemed to have been received on the same day that it was transmitted); or

(iv)

by email or other electronic communication to the registered SEAC Shareholders (and in such case service of the Meeting Materials shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient); or

(b)

the non-registered SEAC Shareholders by causing, in accordance with the Governing Foreign Laws, its agent to deliver the requisite number of copies of the Meeting Materials to clearing agencies or intermediaries for onward distribution of the Meeting Materials to those non-registered SEAC Shareholders who have provided instructions to an intermediary that the beneficial owner objects to the intermediary disclosing ownership information about the beneficial owner;

(c)

the non-registered SEAC Shareholders by causing, in accordance with the Governing Foreign Laws, its agent to distribute the requisite number of copies of the Meeting Materials directly to each non-registered SEAC Shareholder who has provided instructions to an intermediary that such non-registered SEAC Shareholder does not object to the intermediary disclosing ownership information about the beneficial owner;

(d)

the SEAC Public Warrantholders, who will only receive the Notice of Meeting (with the Proxy Statement attached), including this Interim Order, the Petition and the Notice Petition, such materials to be sent at least five (5) calendar days prior to the date of the Meeting, excluding the date of commencement of mailing, delivery or transmittal and excluding the date of the Meeting, by one or more of the following methods:

(i)

by courier addressed to the SEAC Public Warrantholders at their addresses as they appear in the applicable records of SEAC or its transfer agent, as at the Record Date (and in such case service of the materials shall be deemed to be effected by delivery of the materials to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the materials was delivered to the courier);

(ii)

by post to the addresses specified in subparagraph (i) above (and in such case service of the materials shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the materials, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the materials were posted);

(iii)

by cable, telex or fax to the SEAC Public Warrantholders (and in such case service of the materials shall be deemed to be effected by properly addressing and sending such materials and shall be deemed to have been received on the same day that it was transmitted); or

(iv)

by email or other electronic communication to the SEAC Public Warrantholders (and in such case service of the materials shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient); and

(e)

the directors and auditors of SEAC by prepaid ordinary mail, or by email or facsimile transmission, to such persons at least five (5) calendar days prior to the date of the Meeting, excluding the date of mailing or transmittal and excluding the date of the Meeting;

and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

11.

Accidental failure of or omission by SEAC to give notice to any one or more SEAC Shareholder, SEAC Public Warrantholder, director of SEAC, or the auditors of SEAC or the non-receipt of such notice by one or more of them, or any failure or omission to give such notice as a result of events beyond the reasonable control of SEAC (including, without limitation, any inability to use postal services), shall not constitute a breach of this Interim Order or, in relation to notice to SEAC Shareholders, SEAC Public Warrantholders and the directors and auditors of SEAC, a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of SEAC, then it shall use reasonable best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

12.

No other form of service of the Meeting Materials or any portion thereof need be made, or notice given or other material served in respect of these proceedings or the Meeting, except as may be directed by further order of this Court. Provided that notice of the Meeting and the provision of the Meeting Materials to the SEAC Shareholders, SEAC Public Warrantholders and the directors and auditors of SEAC takes place in compliance with this Interim Order, the requirement of section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived.

DEEMED RECEIPT OF NOTICE

13.	The Meeting Materials shall be deemed, for the purposes of this Interim Order, to have been served upon and received:

(a)	in the case of post pursuant to paragraphs 10(a)(ii) and 10(d)(ii), above, the fifth day, Saturdays, Sundays and public holidays in the Cayman Islands excepted, following the date of post;

(b)	in the case of delivery via courier pursuant to paragraph 10(a)(i) and 10(d)(i), above, the third day following personal delivery; and

(c)	in the case of any means of transmitted, recorded or electronic communication pursuant to paragraph 10(a)(iii)-(iv) and 10(d)(iii)-(iv), above, when dispatched or delivered for dispatch.

14.

Sending of the Meeting Materials in accordance with paragraph 10 of this Interim Order shall constitute good and sufficient service of notice of the within proceeding on all persons who are entitled to be served. No other form of service need be made. No other materials need be served on such persons in respect of these proceedings, and service of the affidavits in support is dispensed with.

AMENDMENTS TO MEETING MATERIALS

15.

SEAC is authorized to make such amendments, revisions or supplements to the Meeting Materials as it may determine and the Meeting Materials, as so amended, revised and/or supplemented, shall be the Meeting Materials to be distributed in accordance with paragraph 10 herein.

UPDATING MEETING MATERIALS

16.

Notice of any amendments, updates or supplements to any of the information provided in the Notice of Meeting and Meeting Materials, may be communicated to the SEAC Shareholders, SEAC Public Warrantholders and the directors and auditors of SEAC as SEAC may determine is appropriate in the circumstances, including by press release, news release, newspaper advertisement or by notice sent to them by any of the means set forth in paragraph 10 herein, as determined to be the most appropriate method of communication by the board of directors of SEAC.

QUORUM AND VOTING

17.

The quorum required at the Meeting shall be one-third of SEAC Shareholders present in person, including, for greater certainty, virtually, or by proxy or, if a corporation or other non-natural person, by its duly authorized representative or proxy at the Meeting.

18.

In respect to the Arrangement Resolution, the votes taken at the Meeting shall be taken on the basis of one vote for each SEAC Share. The vote required to pass the Arrangement Resolution is the affirmative vote (in person or by proxy) of the holders of not less than two-thirds (66 2/3%) of the outstanding SEAC Shares that attend, are entitled to vote and vote at the Meeting.

19.

Any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast and the SEAC Shares represented by such spoiled votes, illegible votes, defective votes or abstentions shall be counted in determining the number of SEAC Shares represented at the Meeting. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

20.	In all other respects, the terms, restrictions and conditions set out in the SEAC Articles and the Governing Foreign Laws shall apply in respect of the Meeting.

PERMITTED ATTENDEES

21.

The only persons entitled to attend the Meeting shall be the SEAC Shareholders as of the Record Date, or their respective proxyholders, and the directors of SEAC. The Chair also has the discretion to invite other persons to attend the Meeting, including, but not limited to, the officers, auditors and advisors of SEAC, representatives of New BC Sub, Lions Gate Parent and StudioCo, respectively, including any of their respective directors, officers and advisors. The only persons entitled to be represented and to vote at the Meeting shall be the registered SEAC Shareholders as at the close of business on the Record Date, or their respective and duly-appointed proxyholders.

SCRUTINEERS

22.	One or more representatives of SEAC appointed by the Chair of the Meeting is authorized to act as scrutineer for the Meeting.

SOLICITATION OF PROXIES

23.

SEAC is authorized to use proxies at the Meeting in accordance with the SEAC Articles. SEAC is authorized to use the proxy card (for registered SEAC Shareholders), in substantially the same form attached as Exhibit “C” to the Baker Affidavit, and a voting instruction form (for non-registered SEAC Shareholders) in connection with the Meeting, and the Chair of the Meeting may in their sole discretion, but is not required to, waive generally the time limits for deposit of proxies by the SEAC Shareholders (as described in the Proxy Statement). SEAC is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.

24.

The procedure for the delivery, revocation and use of proxies at the Meeting shall be as set out in the Meeting Materials. The Chair of the Meeting may waive generally, in their discretion, the time limits set out in the Proxy Statement for the deposit or revocation of proxies by SEAC Shareholders. The SEAC Shareholders may revoke their proxies in any manner as set forth in the Meeting Materials.

NO DISSENT RIGHTS

25.	No dissent rights are available to SEAC Shareholders in connection with the Arrangement.

APPLICATION FOR FINAL ORDER

26.

Upon the approval, with or without variation, by the SEAC Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, New BC Sub may apply to this Court for, inter alia, an order:

(a)	approving the Arrangement pursuant to sections 291(4)(a) of the BCBCA;

(b)	declaring that the terms and conditions of the Arrangement are substantively and procedurally fair and reasonable pursuant to section 291(4)(a) of the BCBCA; and

(c)

providing for the incidental, consequential and supplemental matters necessary to ensure that each of the amalgamations contemplated in the Arrangement are fully and effectively carried out pursuant to section 295 of the BCBCA

(collectively, the “Final Order”),

and the hearing of the Final Order shall be held in person at the Courthouse at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Vancouver time), as the case may be, on April 5, 2024, or as soon thereafter as the hearing of the Final Order can be heard, or at such other date and time as this Court may direct.

27.	The form of Notice of Petition in connection with the Final Order attached to the Baker Affidavit as Exhibit “B” is hereby approved as the form of Notice of Petition for such approval.

28.

Any SEAC Shareholder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order, subject to the terms of this Interim Order. Any SEAC Shareholder seeking to appear at the hearing of the application for the Final Order shall:

(a)	file and deliver a Response to Petition (a “Response”) in the form prescribed by the British Columbia Supreme Court Civil Rules;

(b)	serve a copy of the filed Response together with all materials upon which the SEAC Shareholder intends to rely upon at the hearing for the Final Order to New BC Sub’s counsel at:

LAWSON LUNDELL LLP

Barristers and Solicitors

Suite 1600 Cathedral Place - 925 West Georgia Street

Vancouver, British Columbia, Canada V6C 3E8

Attention: Craig A.B. Ferris, K.C. (cferris@lawsonlundell.com) &

Jane Mayfield (jmayfield@lawsonlundell.com)

Fax number for delivery: (604) 641-2818

by or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order;

(c)	deliver a copy of the filed Response together with all materials upon which the SEAC Shareholder intends to rely upon at the hearing for the Final Order to New BC Sub’s co-counsel at:

GOODMANS LLP

Barristers and Solicitors

333 Bay Street, Suite 3400

Toronto, Ontario, Canada M5H 2S7

Attention: Peter Kolla (pkolla@goodmans.ca) & Jerred Kiss (jkiss@goodmans.ca) Fax number for delivery: (416) 979-1234 by or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order; and

(d)	deliver a copy of the filed Response together with all materials upon which the SEAC Shareholder intends to rely upon at the hearing for the Final Order to Lions Gate Parent’s counsel at:

DENTONS CANADA LLP

20th Floor, 250 Howe Street

Vancouver, BC V6C 3R8

Attention: Samantha Chang (samantha.chang@dentons.com) &

Kimberly Burns (kimberly.burns@dentons.com)

by or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order.

29.

Any other interested party desiring to support or oppose the application and/or make submissions at the hearing of the application for the Final Order, shall file a Response and deliver a copy of the filed Response together with a copy of any additional affidavits and other materials on which the person intends to rely at the hearing for the Final Order on or before 4:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order, to New BC Sub’s counsel and co-counsel (as referenced in paragraph 28 (c) and (d), above), and to Lions Gate Parent’s counsel (as referenced in paragraph 28(d), above).

30.

The only persons entitled to notice of any further proceedings herein, including any hearing to sanction and approve the Arrangement, and to appear and be heard thereon, shall be the solicitors for New BC Sub, SEAC and StudioCo, respectively, and any persons who have delivered a Response in accordance with this Interim Order.

31.

In the event the hearing for the Final Order is adjourned, only those persons who have filed and delivered a Response in accordance with this Interim Order need be served with materials filed in this proceeding and provided with notice of the adjourned hearing date.

PRECEDENCE

32.

To the extent of any inconsistency or discrepancy with respect to matters provided for in this Interim Order between this Interim Order and the terms of any instrument creating, governing or collateral to the SEAC Shares, the BCBCA, or the Governing Foreign Laws, this Interim Order shall govern.

EXTRA-TERRITORIAL ASSISTANCE

33.

This Court seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States or other country to act in aid of and to assist this Honourable Court in carrying out the terms of this Interim Order.

VARIANCE

34.

New BC Sub shall, subject to the terms of the Business Combination Agreement, be entitled, at any time, to apply to vary this Interim Order or for such further order or orders and direction from this Honourable Court as may be appropriate.

35.

Supreme Court Civil Rules 8-1 and 16-1(13) will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Lawyer for 1455941 B.C. Unlimited Liability Corp.

Craig A.B. Ferris, K.C.

Signature of Lawyer for LG Orion Holdings ULC

Samantha Chang

By the Court.

Registrar

No. _____________

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,

S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SCREAMING EAGLE ACQUISITION CORP., SEAC II CORP., SEAC MERGERCO, 1455941 B.C. UNLIMITED LIABILITY COMPANY, LIONS GATE ENTERTAINMENT CORP., LG SIRIUS HOLDINGS ULC and LG ORION HOLDINGS ULC

BETWEEN:

1455941 B.C. UNLIMITED LIABILITY COMPANY

PETITIONER

AND:

LG ORION HOLDINGS ULC

RESPONDENT

ORDER MADE AFTER APPLICATION

(Interim Order)

LAWSON LUNDELL LLP

Barristers & Solicitors

Suite 1600 Cathedral Place - 925 West Georgia Street

Vancouver, British Columbia, Canada V6C 3E8

Telephone: (604) 631-9197

Facsimile: (604) 641-2818

E-mail: cferris@lawsonlundell.com / jmayfield@lawsonlundell.com

Attention: Craig A.B. Ferris, K.C. and Jane Mayfield

File No.

RETURN BY FILING AGENT: WEST COAST TITLE SEARCH

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

SCREAMING EAGLE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eli Baker and Ryan O’Connor, and each of them independently, with full power of substitution, as proxies to vote all of the ordinary shares of Screaming Eagle Acquisition Corp. (the “Company”) that the undersigned is entitled to vote at the extraordinary general meeting of shareholders of the Company to be held on May 7, 2024 at 10:30 a.m. Eastern time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and also virtually at https://www.cstproxy.com/screamingeagleacquisition/2024, and any adjournments or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General

Meeting of Shareholders to be held on May 7, 2024

The Notice of Extraordinary General Meeting of Shareholders and the accompanying proxy statement/prospectus are available at: https://www.cstproxy.com/screamingeagleacquisition/2024

SCREAMING EAGLE ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS	Please mark vote as indicated in this example

	FOR	AGAINST	ABSTAIN

1. Business Combination Proposal — To approve, by Special Resolution, the Business Combination Agreement, dated December 22, 2023 (as amended on April 11, 2024 and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, including the SEAC Merger, the Cash Distribution, the Domestications and the Arrangement (which includes the Amalgamations), collectively, the “Business Combination”) by and among SEAC, SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC (“New SEAC” or “Pubco” following the consummation of the Business Combination), Lions Gate Entertainment Corp., a British Columbia company (“Lions Gate Parent”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Lions Gate Parent (“Studio HoldCo”), LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo”), SEAC MergerCo, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC (“MergerCo”), and 1455941 B.C. Unlimited Liability Company, and a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC (“New BC Sub”), and the Business Combination, including the Arrangement and the Plan of Arrangement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement, (i) SEAC will merge with and into MergerCo (the “SEAC Merger”) with MergerCo surviving the SEAC Merger as a direct, wholly owned subsidiary of New SEAC (the resulting entity referred to herein as MergerCo or, where specified, the “SEAC Merger Surviving Company”), (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend (the “Cash Distribution”), (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) and the Business Corporations Act (the “BC Act”) and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act (the “MergerCo Domestication and Conversion”), (iv) New SEAC will transfer by way of continuation from the Cayman Islands (the “New SEAC Domestication”, to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, and (v) in pursuant to an arrangement under Division 5 of Part 9 of the BC Act on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one corporate entity (“MergerCo Amalco”), in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco will amalgamate (the “SEAC Amalgamation”) to form one corporate entity (“SEAC Amalco”), in accordane with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco will amalgamate (the “StudioCo Amalgamation” and together with the MergerCo Amalgamation and the SEAC Amalgamation, the “Amalgamations”) to form one corporate entity, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

2. SEAC Merger Proposal — To approve, by Special Resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo with MergerCo as the surviving entity and each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one New SEAC Class A Ordinary Share (the “SEAC Merger Proposal”).

	☐	☐	☐

3. Advisory Organizational Documents Proposals — To approve on a non-binding advisory basis, by Ordinary Resolution, the governance provisions contained in the notice of articles and articles of Pubco to be adopted at the effective time of the StudioCo Amalgamation (the “Pubco Closing Articles”), that materially affect the rights of SEAC Shareholders, presented separately in accordance with U.S. Securities and Exchange Commission (the “SEC”) guidance. This proposal is separated into sub-proposals as described in the following paragraphs (a)–(h):

	FOR	AGAINST	ABSTAIN
(a) Change in authorized share capital: a proposal to increase the number of authorized share capital to unlimited number of Pubco Common Shares, without par value;	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(b) Classes of directors: a proposal to remove classification of directors, so that the Pubco Board will not be divided into classes and each director will be elected on an annual basis;	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(c) Appointment of directors: a proposal to require the directors of Pubco to be appointed by Ordinary Resolution of the Pubco Shareholders;	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(d) Removal of directors: a proposal to require the directors of Pubco to be removed by Pubco Shareholders with or without cause by Special Resolution;	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(e)   Casting vote: a proposal to provide that in the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall not be entitled to a second or casting vote;

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(f)   Shareholder right to call general meeting: a proposal to provide that, in accordance with the BC Act, shareholders who hold in aggregate at least 1/20 of the issued shares entitled to vote at general meetings may requisition general meetings, subject to compliance with applicable requirements under the BC Act;

	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(g) Exclusive forum: a proposal to remove a provision requiring an exclusive forum for certain shareholder litigation; and	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(h) Removal of blank check company provisions: a proposal to remove provisions related to Pubco’s status as a blank check company, as they will no longer be relevant to Pubco following the Closing.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

4. Stock Issuance Proposal — To approve, by Ordinary Resolution, assuming the Business Combination Proposal and, the SEAC Merger Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of (x) up to 23,091,217 Pubco Common Shares and up to 2,018,951 Reduction Right Shares, in each case, to PIPE Investors in accordance with the terms of the Subscription Agreements, plus any additional shares pursuant to Studio HoldCo, a subsidiary of additional subscription agreements, non-redemption agreements or other agreements we may enter into prior to Closing and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lions Gate Parent, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

5. Adjournment Proposal — If put to SEAC Shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Shareholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the SEAC Merger Proposal, or the Stock Issuance Proposal (collectively, the “Condition Precedent Proposals”), or if we otherwise determine that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals.

	☐	☐	☐

, 2024

Signature

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.

FOR THE EXTRAORDINARY GENERAL MEETING OF PUBLIC WARRANTHOLDERS OF

SCREAMING EAGLE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eli Baker and Ryan O’Connor, and each of them independently, with full power of substitution, as proxies to vote all of the public warrants of Screaming Eagle Acquisition Corp. (the “Company”) that the undersigned is entitled to vote at the extraordinary general meeting of public warrantholders of the Company to be held on May 7, 2024 at 11:00 a.m. Eastern time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and also virtually at https://www.cstproxy.com/screamingeagleacquisition/whm2024, and any adjournments or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for said meeting.

THE PUBLIC WARRANTS REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PUBLIC WARRANTHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary

General Meeting of Public Warrantholders to be held on May 7, 2024

The Notice of Extraordinary General Meeting of Public Warrantholders and the accompanying proxy statement/prospectus are available at:

https://www.cstproxy.com/screamingeagleacquisition/whm2024

Please mark vote as indicated in this example
SCREAMING EAGLE ACQUISITION CORP THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS

1. Warrant Agreement Amendment Proposal — A proposal to approve and adopt an amendment to the terms of the warrant agreement that governs all of SEAC’s warrants (the “SEAC Warrant Agreement”) to provide that, before the SEAC Merger, each of the then outstanding whole public warrants of SEAC (such warrants being the warrants of SEAC issued in SEAC’s initial public offering that was consummated on January 10, 2022, which entitle the holder thereof to purchase one Class A ordinary shares, par value $0.0001 per share, of SEAC, at an exercise price of $11.50 per share (the “SEAC Public Warrants”)), will be exchanged by such holder for cash in the amount of $0.50 per whole SEAC Public Warrant (the “SEAC Warrant Agreement Amendment”). The SEAC Warrant Agreement Amendment will be contingent upon the SEAC Shareholder Approval and consummation of the Business Combination.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Warrantholder Adjournment Proposal — If put to SEAC Public Warrantholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the SEAC Public Warrantholders’ Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal or SEAC determines that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2024

Signature

(Signature if held Jointly)

Signature should agree with named printed hereon. If public warrants are held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.